As filed with the Securities and Exchange Commission on April 29, 2021
Securities Act File No. 333‑48456
Investment Company Act File No. 811‑10183

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933	☒
Pre‑Effective Amendment No.	☐
Post-Effective Amendment No. 97	☒
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 99	☒

Brighthouse Funds Trust I
(Exact Name of Registrant as Specified in Charter)

One Financial Center
Boston, Massachusetts 02111
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (980) 949‑5089

MICHELE ABATE, ESQ.
Brighthouse Investment Advisers, LLC
One Financial Center, Boston, Massachusetts 02111
(Name and Address of Agent for Service)

Copies to:

BRIAN D. MCCABE, ESQ.	JEREMY C. SMITH, ESQ.
Ropes & Gray LLP	Ropes & Gray LLP
Prudential Tower 800 Boylston Street, Boston, Massachusetts 02199	1211 Avenue of the Americas, New York, New York 11036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on April 30, 2021 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Each of AllianceBernstein Global Dynamic Allocation Portfolio, Ltd., AQR Global Risk Balanced Portfolio, Ltd., BlackRock Global Tactical Strategies Portfolio, Ltd., Invesco Balanced-Risk Allocation Portfolio, Ltd., JPMorgan Global Active Allocation Portfolio, Ltd., PanAgora Global Diversified Risk Portfolio, Ltd. and Schroders Global Multi-Asset Portfolio, Ltd. have also executed this Registration Statement with respect only to information that specifically relates to AllianceBernstein Global Dynamic Allocation Portfolio, Ltd., AQR Global Risk Balanced Portfolio, Ltd., BlackRock Global Tactical Strategies Portfolio, Ltd., Invesco Balanced-Risk Allocation Portfolio, Ltd., JPMorgan Global Active Allocation Portfolio, Ltd., PanAgora Global Diversified Risk Portfolio, Ltd. and Schroders Global Multi-Asset Portfolio, Ltd., respectively.
Title of Securities Being Registered: Pursuant to the provisions of Section 24(f) and Rule 24f‑2 of the Investment Company Act of 1940, as amended, Registrant declares that an indefinite number of its shares of beneficial interest, par value $0.001 per share, are being registered under the Securities Act of 1933, as amended, by this Registration Statement.

BRIGHTHOUSE FUNDS
TRUST I
Invesco Small Cap Growth Portfolio
Class A, Class B and Class E Shares
PROSPECTUS
April 30, 2021

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

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Invesco Small Cap Growth Portfolio

PORTFOLIO SUMMARY:
Investment Objective
Long-term growth of capital.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class E
Management Fee	0.85%		0.85%		0.85%
Distribution and/or Service (12b‑1) Fees	None		0.25%		0.15%
Other Expenses	0.04%		0.04%		0.04%

Total Annual Portfolio Operating Expenses	0.89%		1.14%		1.04%
Fee Waiver *	(0.08%	)	(0.08%	)	(0.08%	)

Net Operating Expenses	0.81%		1.06%		0.96%

*	Brighthouse Investment Advisers, LLC has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$83	$276	$485	$1,089
Class B	$108	$354	$620	$1,379
Class E	$98	$323	$566	$1,264
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 50% of the average value of its portfolio.
Principal Investment Strategies
Invesco Advisers, Inc. (“Invesco” or “Subadviser”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s net assets in securities of small‑cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in equity securities. The Portfolio considers a company to be a small‑cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000® Index during the most recent 11‑month period (based on month‑end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Index.
The Portfolio may invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges. The Portfolio may invest in real estate investment trusts. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments. The Portfolio may, from time to time, emphasize one or more sectors.
The Portfolio invests primarily in securities that are considered by the Portfolio’s portfolio managers to have potential for earnings or revenue growth. In selecting investments, the portfolio managers utilize a disciplined portfolio construction process that aligns the Portfolio with the Russell 2000® Growth Index, which the portfolio managers believe represents the small-cap

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growth asset class. The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis.

∎
Fundamental analysis involves building a series of financial models, as well as conducting in-depth interviews with company management. The goal is to find high quality, fundamentally sound companies operating in an attractive industry.

∎	Valuation analysis focuses on identifying attractively valued securities given their growth potential over a one- to two-year horizon.

∎
Timeliness analysis is used to help identify the “timeliness” of a purchase. In this step, relative price strength, trading volume characteristics, and trend analysis are reviewed for signs of deterioration. If a stock shows signs of deterioration, it will not be considered as a candidate for the Portfolio.

The portfolio managers consider selling a security if the investment thesis for owning the security is no longer valid, the stock reaches its price target or timeliness factors indicate that the risk/return characteristics of the stock as viewed in the market are no longer valid.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.
Focused Investment Risk.    Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.

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Real Estate Investment Risk.    Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	2nd – 2020	34.21%
Lowest Quarter	1st – 2020	-21.57%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	10 Years
Class A	57.24%	20.20%	16.02%
Class B	56.76%	19.89%	15.72%
Class E	57.08%	20.02%	15.85%
Russell 2000 Growth Index (reflects no deduction for mutual fund fees or expenses)	34.63%	16.36%	13.48%
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.    Invesco Advisers, Inc., is the subadviser to the Portfolio.
Portfolio Managers.    Juan Hartsfield (Lead Manager), Portfolio Manager, Clay Manley, Portfolio Manager, and Justin Sander, Portfolio Manager, have managed the Portfolio since 2004, 2008 and 2020, respectively.
Purchase and Sale of Portfolio Shares

Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s

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return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.

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Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which the Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

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Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.

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Focused Investment Risk
A Portfolio that invests a substantial portion of its assets in a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.
Real Estate Investment Risk
Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance is especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.
Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

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For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1⁄3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally

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take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology

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and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

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Index Description
The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.880% of the first $500 million of such assets plus 0.830% of such assets over $500 million. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.76% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.
Contractual Fee Waiver
BIA has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.780% of the first $1 billion of the Portfolio’s average daily net assets, and 0.730% of such assets over $1 billion. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.

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Voluntary Fee Waiver
BIA has voluntarily agreed to waive a portion of its investment advisory fee to reflect a portion of the savings from the application of a discount to the subadvisory fee payable by BIA to Invesco. This voluntary advisory fee waiver is dependent on the satisfaction of certain conditions and may be terminated by BIA at any time.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.48% of the Portfolio’s average daily net assets.
INVESCO ADVISERS, INC., 1555 Peachtree, N.E., Atlanta, Georgia 30309, is the Subadviser to the Portfolio. Invesco, as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Today, Invesco advises or manages investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. Invesco is an indirect wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2020, Invesco Ltd. managed approximately $1.3 trillion in assets.

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The following Invesco individuals are responsible for the day-to-day management of the Portfolio:
Juan Hartsfield (Lead Manager), Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco and/or its affiliates since 2004.
Clay Manley, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been with Invesco and/or its affiliates since 2001.
Justin Sander, Portfolio Manager, has been responsible for the Portfolio since 2020 and has been with Invesco and/or its affiliates since 2013.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.

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The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio

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through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.

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Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.

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The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.

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Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long‑term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s

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assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.

Invesco Small Cap Growth Portfolio

24

If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
Invesco Small Cap Growth Portfolio

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017		2016
Net Asset Value, Beginning of Period	$13.12	$12.51	$15.51	$13.74		$14.95

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.06)	0.02	(0.02)	(0.00	)(b)	0.06
Net realized and unrealized gain (loss)	7.11	2.91	(0.96)	3.30		1.44

Total income (loss) from investment operations	7.05	2.93	(0.98)	3.30		1.50

Less Distributions
Distributions from net investment income	(0.01)	0.00	0.00	0.00		0.00
Distributions from net realized capital gains	(0.83)	(2.32)	(2.02)	(1.53)		(2.71)

Total distributions	(0.84)	(2.32)	(2.02)	(1.53)		(2.71)

Net Asset Value, End of Period	$19.33	$13.12	$12.51	$15.51		$13.74

Total Return (%) (c)	57.24	24.64	(8.77)	25.61		11.72

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.89	0.88	0.88		0.88
Net ratio of expenses to average net assets (%) (d)(e)	0.80	0.80	0.85	0.84		0.86
Ratio of net investment income (loss) to average net assets (%)	(0.41)	0.18	(0.10)	(0.01)		0.43
Portfolio turnover rate (%)	50	32	20	20		28
Net assets, end of period (in millions)	$727.4	$633.2	$537.0	$775.5		$766.8

	Class B
	Year Ended December 31,
	2020	2019	2018	2017		2016
Net Asset Value, Beginning of Period	$11.80	$11.48	$14.41	$12.90		$14.22

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.08)	(0.01)	(0.05)	(0.03)		0.02
Net realized and unrealized gain (loss)	6.33	2.65	(0.86)	3.07		1.37

Total income (loss) from investment operations	6.25	2.64	(0.91)	3.04		1.39

Less Distributions
Distributions from net realized capital gains	(0.83)	(2.32)	(2.02)	(1.53)		(2.71)

Total distributions	(0.83)	(2.32)	(2.02)	(1.53)		(2.71)

Net Asset Value, End of Period	$17.22	$11.80	$11.48	$14.41		$12.90

Total Return (%) (c)	56.76	24.41	(9.05)	25.33		11.43

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.14	1.14	1.13	1.13		1.13
Net ratio of expenses to average net assets (%) (d)(e)	1.05	1.05	1.10	1.09		1.11
Ratio of net investment income (loss) to average net assets (%)	(0.66)	(0.07)	(0.34)	(0.26)		0.16
Portfolio turnover rate (%)	50	32	20	20		28
Net assets, end of period (in millions)	$576.4	$424.7	$363.7	$435.3		$395.1
Please see following page for Financial Highlights footnote legend.

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Invesco Small Cap Growth Portfolio

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.49	$12.03	$15.00	$13.35	$14.62

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.07)	0.00 (b)	(0.04)	(0.02)	0.03
Net realized and unrealized gain (loss)	6.75	2.78	(0.91)	3.20	1.41

Total income (loss) from investment operations	6.68	2.78	(0.95)	3.18	1.44

Less Distributions
Distributions from net realized capital gains	(0.83)	(2.32)	(2.02)	(1.53)	(2.71)

Total distributions	(0.83)	(2.32)	(2.02)	(1.53)	(2.71)

Net Asset Value, End of Period	$18.34	$12.49	$12.03	$15.00	$13.35

Total Return (%) (c)	57.08	24.45	(8.95)	25.44	11.55

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.04	1.04	1.03	1.03	1.03
Net ratio of expenses to average net assets (%) (d)(e)	0.95	0.95	1.00	0.99	1.01
Ratio of net investment income (loss) to average net assets (%)	(0.56)	0.03	(0.25)	(0.15)	0.25
Portfolio turnover rate (%)	50	32	20	20	28
Net assets, end of period (in millions)	$21.5	$14.8	$12.9	$15.6	$14.8

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Net investment income (loss) was less than $0.01.

(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01%, 0.01%, 0.01% and 0.02% for the years ended December 31, 2020, 2019, 2018 and 2017, respectively (see Note 5 of the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I

American Funds® Balanced Allocation Portfolio
Class B and Class C Shares

PROSPECTUS

April 30, 2021

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

American Funds® Balanced Allocation Portfolio

PORTFOLIO SUMMARY:
Investment Objectives
A balance between a high level of current income and growth of capital with a greater emphasis on growth of capital.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class B	Class C
Management Fee	0.06%	0.06%
Distribution and/or Service (12b-1) Fees	0.25%	0.55%
Other Expenses	0.01%	0.01%
Acquired Fund Fees and Expenses (Underlying Portfolio Fees and Expenses)	0.40%	0.40%

Total Annual Portfolio Operating Expenses	0.72%	1.02%
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class B	$74	$230	$401	$894
Class C	$104	$325	$563	$1,248
Portfolio Turnover
The Portfolio, which operates as a fund of funds, does not pay transaction costs when it buys and sells shares of the investment companies in which the Portfolio invests (the “Underlying Portfolios”) (or “turns over” its portfolio). An Underlying Portfolio pays transaction costs, such as commissions, when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the performance of both the Underlying Portfolios and the Portfolio. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 20% of the average value of its portfolio. Some of the Underlying Portfolios, however, may have portfolio turnover rates as high as 100% or more.
Principal Investment Strategies
The Portfolio will invest substantially all of its assets in shares of the Underlying Portfolios, which are funds of the American Funds Insurance Series® and other funds within the American Fund family that are not part of the American Funds Insurance Series. The Portfolio has a target allocation between the broad asset classes of equity and fixed income. Brighthouse Investment Advisers, LLC (“BIA”), the adviser to the Portfolio, establishes specific target investment percentages for the broad asset classes and the various components of each asset category. BIA determines these target allocations based on a variety of models and factors, including its long-term outlook for the return and risk characteristics of the various asset classes and the relationship between those asset classes. BIA then selects the Underlying Portfolios in which the Portfolio invests based on, among other factors, the Underlying Portfolios’ investment objectives, policies, investment process and portfolio analytical and management personnel.
Under normal circumstances, the Portfolio primarily invests in Underlying Portfolios that may hold large cap, small cap, mid cap or foreign equity securities and also invests in Underlying Portfolios that hold fixed income securities in accordance with target allocations of 65% to equity securities and 35% to fixed income securities.
The following chart describes the target allocations, as of April 30, 2021, between equity and fixed income securities. You should note that these percentages do not directly correspond to investment in the Underlying Portfolios because each Underlying Portfolio may contain

3

one or more asset classes (e.g., equity and fixed income) and each Underlying Portfolio may contain various subsets of an asset class (e.g., small cap, mid cap and foreign securities). Although the Portfolio’s investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, the actual allocations to equity and fixed income securities may vary from the Portfolio’s target allocations in the chart below. Deviations from the asset class target allocations will affect the asset class subset target allocations. In addition, the Portfolio’s actual allocations could vary substantially from the target allocations due to market valuation changes.

Asset Class	Target Allocation *
Equity	65%
Domestic Equity		43.5%
Foreign Equity		21.5%
Fixed Income	35%
U.S. Investment Grade		26.5%
U.S. High Yield		4.5%
Foreign Fixed Income		4%

*	Individual figures may not add up to the totals shown due to rounding.
The “Foreign Equity” allocation shown above may be invested in foreign equity securities of any capitalization or country but primarily will be invested in larger capitalization companies of developed countries, and the “Foreign Fixed Income” allocation shown above may be invested in foreign fixed securities of any credit quality but primarily will be invested in investment grade debt.
The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.
The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers. The Portfolio may invest in Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest in high-yield, high-risk bonds (commonly known as “junk bonds”).
Periodically, BIA will evaluate the Portfolio’s allocation between equity and fixed income, inclusive of the exposure to various investment styles and asset sectors, relative to the Portfolio’s risk profile. It is anticipated that any changes to the targets for the broad asset classes will be, in any given year, within a range of plus or minus 10% from the current allocations. Concurrently, BIA will consider whether to make changes to the Portfolio’s investments in any of the Underlying Portfolios.
For additional information about the Portfolio’s investment strategies, the names of the Underlying Portfolios in which the Portfolio may invest and where to find more detailed information about the Portfolio’s investments in the Underlying Portfolios, please see “Additional Information about the Portfolio’s Investment Strategies” in the Prospectus.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objectives. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Direct risks of investing in the Portfolio include:
Underlying Portfolio Risk.    The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying Portfolios may be adversely affected if the Underlying Portfolios are unable to meet their investment objectives or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios. Any Underlying Portfolio may have multiple asset class exposures and such exposures may change over time. In addition, the Portfolio bears its pro-rata portion of the operating expenses of the Underlying Portfolios in which it invests.
Asset Allocation Risk.    The Portfolio’s ability to achieve its investment objective depends upon BIA’s analysis of various factors and BIA’s ability to select an

American Funds® Balanced Allocation Portfolio

4

appropriate mix of asset classes based on its analysis of such factors. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if BIA allocates a significant portion of the Portfolio’s assets to an asset class that does not perform as BIA anticipated, including relative to other asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.
Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:
Market Risk.    An Underlying Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by an Underlying Portfolio.
Interest Rate Risk.    The value of an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in an Underlying Portfolio’s shares and reduce the liquidity of an Underlying Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.

Credit and Counterparty Risk.    The value of an Underlying Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by an Underlying Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with an Underlying Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to an Underlying Portfolio, the Underlying Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
High Yield Debt Security Risk.    High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent an Underlying Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as

American Funds® Balanced Allocation Portfolio

5

investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style.
Mortgage-Backed and Asset-Backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause an Underlying Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by an Underlying Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of an Underlying Portfolio receiving payments of principal or interest may be substantially limited.
Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Underlying Portfolios might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Underlying Portfolios’ transaction costs, which can adversely affect the returns on the Portfolio’s investments in those Underlying Portfolios.
Derivatives Risk.    An Underlying Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase an Underlying Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, an Underlying Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases an Underlying Portfolio’s volatility and may require the Underlying Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent an Underlying Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Underlying Portfolio.
Model and Data Risk.    When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class B Shares as of December 31 of Each Year

Highest Quarter	2nd – 2020	14.58%
Lowest Quarter	1st – 2020	-13.76%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	10 Years
Class B	15.84%	11.05%	9.06%
Class C	15.57%	10.74%	8.73%
Dow Jones Moderate Index (reflects no deduction for mutual fund fees or expenses)	12.24%	9.36%	7.59%
Management
Adviser.    Brighthouse Investment Advisers, LLC, is the Portfolio’s investment adviser.
Portfolio Managers.    The Portfolio is managed by a committee led by Kristi Slavin. Other members of the committee are Victor Soto and James Mason. Ms. Slavin has been a member since 2012. Mr. Soto has been a member since 2016. Mr. Mason has been a member since 2021.

American Funds® Balanced Allocation Portfolio

6

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

American Funds® Balanced Allocation Portfolio

7

UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class B and Class C shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s and the Underlying Portfolios’ assets decrease and decrease as the Portfolio’s and the Underlying Portfolios’ assets increase. The percentage shown in the fee table for Acquired Fund Fees and Expenses (Underlying Portfolio Fees and Expenses), which appears in the Portfolio Summary, shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of the relevant Underlying Portfolios during the last fiscal year.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that

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there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser, who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Direct risks of investing in the Portfolio include:
Underlying Portfolio Risk
The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying Portfolios is directly related to the performance of the Underlying Portfolios. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among Underlying Portfolios and the ability of the Underlying Portfolios to meet their investment objectives. The Portfolio may not meet its investment objective, which could adversely affect its performance, if an Underlying Portfolio fails to execute its investment strategy effectively or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios. Any Underlying Portfolio may have multiple asset class exposures and such exposures may change over time. There can be no assurance that the investment objective of the Portfolio or any Underlying Portfolio will be achieved. As an investor in Underlying Portfolios, the Portfolio bears its pro-rata portion of the operating expenses of those Underlying Portfolios, including such Underlying Portfolios’ management fee.
Asset Allocation Risk
The Portfolio’s ability to achieve its investment objective depends upon BIA’s analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations and BIA’s ability to select an appropriate mix of asset classes based on its analysis of such factors. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if BIA allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform as BIA anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:
Market Risk
An Underlying Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including

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terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by an Underlying Portfolio’s adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. An Underlying Portfolio could also miss attractive investment opportunities if its adviser underweights markets or industries where there are significant returns, and could lose value if the adviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of an Underlying Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, an Underlying Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Underlying Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for an Underlying Portfolio to value illiquid investments than more liquid investments. There is also a risk that an Underlying Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on an Underlying Portfolio’s shares. An Underlying Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which an Underlying Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining an Underlying Portfolio’s payment obligations under a derivative investment, the cost of financing to an

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Underlying Portfolio or an investment’s value or return to an Underlying Portfolio, and may be used in other ways that affect an Underlying Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non‑representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for an Underlying Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by an Underlying Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to an Underlying Portfolio and may adversely affect an Underlying Portfolio’s performance or net asset value.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For an Underlying Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates may impact the yield of an Underlying Portfolio’s investments in fixed income securities and may increase the risk that, if followed by rising interest rates, the Underlying Portfolio’s performance will be negatively impacted. An Underlying Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.

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Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of an Underlying Portfolio’s fixed income investments will affect the volatility of the Underlying Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. An Underlying Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if an Underlying Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. In determining whether to increase or decrease interest rates, central banks typically consider, among other factors, the current state of the economy and markets, economic and financial forecasts, and the general economic outlook. There can be no assurance that the actions taken by central banks will have their intended effect.
The U.S. Government and the U.S. Federal Reserve have taken steps to support financial markets, including by keeping interest rates at low levels. The U.S. Federal Reserve has in the past reduced its market support activities. A reduction or withdrawal of U.S. Federal Reserve or other governmental support, including interest rate increases, could reduce the value of debt securities in which the Portfolio or an Underlying Portfolio invests.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in an Underlying Portfolio’s shares and reduce the liquidity of an Underlying Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., an Underlying Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal

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and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If an Underlying Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Underlying Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.
An Underlying Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Underlying Portfolio. If an Underlying Portfolio engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Underlying Portfolio, the Underlying Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Underlying Portfolio in respect of the counterparty’s obligations to the Underlying Portfolio or recovering collateral that the Underlying Portfolio has provided to the counterparty and is entitled to recover, and the Underlying Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
High Yield Debt Security Risk
High yield debt securities, or “junk bonds”, are securities that are rated below “investment grade” or are not rated but are of equivalent quality. An Underlying Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than an Underlying Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, the Underlying Portfolio’s adviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Underlying Portfolio. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid.
An Underlying Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit and counterparty risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.
An Underlying Portfolio that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Underlying Portfolio, or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Underlying Portfolio’s adviser to be of comparable quality

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(“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. An Underlying Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. An Underlying Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect an Underlying Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, an Underlying Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, an Underlying Portfolio may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent an Underlying Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Underlying Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of an Underlying Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying Portfolio’s foreign currency or securities holdings. Although an Underlying Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Underlying Portfolio.

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All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent an Underlying Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent an Underlying Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Underlying Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Underlying Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Underlying Portfolio the amount owned under the certificates.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. An Underlying Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.

If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style. An Underlying Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by an Underlying Portfolio’s adviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Mortgage-Backed and Asset-Backed Securities Risk
Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables

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from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they are particularly sensitive to interest rates. On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative,” the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation began issuing uniform mortgage-backed securities (“UMBS”). All of the risks applicable to investing in mortgage-backed securities are applicable to investing in UMBS.
Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.
Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed will be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts exposes an Underlying Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, an Underlying Portfolio may buy mortgage-backed or asset‑backed securities at a premium. Accelerated prepayments on these securities could cause an Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.
Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause an Underlying Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.
Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities. During periods of market stress or high redemptions, an Underlying Portfolio may be forced to sell these securities at significantly reduced prices. Liquidity risk is even greater for mortgage pools that include subprime mortgages.

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The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any.
If an Underlying Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Underlying Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to an Underlying Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non‑payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.
Portfolio Turnover Risk
The investment techniques and strategies utilized by the Underlying Portfolios might result in a high degree of portfolio turnover. In addition, the Underlying Portfolios’ turnover rates may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in an Underlying Portfolio’s investment adviser. High portfolio turnover rates will increase the Underlying Portfolios’ transaction costs, which can adversely affect the returns on the Portfolio’s investments in those Underlying Portfolios.
Derivatives Risk
An Underlying Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase an Underlying Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.
When a derivative or other instrument is used as a hedge against an offsetting position that an Underlying Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security. Conversely, such hedging transactions limit the opportunity for gain if the value of the Underlying Portfolio’s hedged position should increase. To the extent an Underlying Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or if an Underlying Portfolio hedges imperfectly, the Underlying Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Due to their complexity, derivatives may not perform as intended. As a result, an Underlying Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. An Underlying Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

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Certain derivatives transactions in which an Underlying Portfolio engage give rise to a form of leverage. Leveraging may cause an Underlying Portfolio’s performance to be more volatile than if the Underlying Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes an Underlying Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed an Underlying Portfolio’s returns from those transactions, resulting in the Underlying Portfolio incurring losses or reduced gains. The use of leverage may cause an Underlying Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.
Use of derivatives subjects an Underlying Portfolio to counterparty risk, which is the risk that a counterparty with whom the Underlying Portfolio has entered into a transaction fails to satisfy its obligation to the Underlying Portfolio in connection with that transaction. If an Underlying Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Underlying Portfolio.
On October 28, 2020, the Securities and Exchange Commission adopted Rule 18f-4 under the 1940 Act, which, once effective, will apply to an Underlying Portfolio’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior Securities and Exchange Commission guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The application of Rule 18f-4 to an Underlying Portfolio could restrict the Underlying Portfolio’s ability to utilize derivative investments and financing transactions and prevent the Underlying Portfolio from implementing its principal investment strategies in the manner that it has historically, which may result in changes to the Underlying Portfolio’s principal investment strategies and could adversely affect the Underlying Portfolio’s performance.
Additional government regulation of derivative instruments may limit or prevent an Underlying Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Underlying Portfolio.
Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Portfolio’s Adviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Portfolio’s Adviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Portfolio’s investments.

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When Models and Data used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Portfolio’s Adviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss favorable investment opportunities altogether. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Portfolio’s Adviser may be predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on the accuracy and reliability of the supplied historical data. In addition, Models that are predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark-to-market basis. Use of these Models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Subadviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.
All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Understanding the Portfolio
The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in the Underlying Portfolios, which are funds of the American Funds Insurance Series (the “AFIS Funds”) and other funds within the American Fund family that are not part of the American Funds Insurance Series (the “AF Retail Funds”). BIA first establishes a target allocation between the broad asset classes of equity and fixed income and sets target percentages for various components of each broad asset category. For example, within the broad equity category, BIA will establish targets for domestic and foreign equities. BIA then selects a combination of Underlying Portfolios designed to meet both the broad and narrow asset class targets. The selection of Underlying Portfolios will be based on, among other factors, the Underlying Portfolios’ investment objectives, policies, investment processes, portfolio characteristics and investment personnel. BIA may add new Underlying Portfolios, replace existing Underlying Portfolios with other AFIS Funds, other AF Retail Funds, or other portfolios of the Trust or Brighthouse Funds Trust II (“Trust II”). They may also change the allocations among the Underlying Portfolios, dependent upon, among

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other factors, changing market dynamics, changes to the investment personnel, investment process, or criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a diversification benefit to the Portfolio. Information regarding the Underlying Portfolios is set forth in Appendix A to this Prospectus and included in the current summary prospectuses and prospectuses for those portfolios. Copies of the summary prospectuses and prospectuses may be obtained free of charge by calling or writing the Trust at the telephone number or address on the back cover page of this Prospectus.
Before selecting Underlying Portfolios, BIA analyzes each Underlying Portfolio’s historic security holdings and performance to determine the Underlying Portfolio’s investment attributes. For example, for Underlying Portfolios structured for equity investment, large-cap, mid-cap, and small-cap exposure is considered, as is the investment bias toward growth or value style of investment. For Underlying Portfolios that invest in fixed income securities, the effective duration, credit quality and currency denomination is evaluated in conjunction with exposure to particular sectors of the fixed income marketplace, including U.S. Treasury securities, government agencies, asset-backed securities, mortgage-backed securities, investment grade corporate bonds, high yield corporate bonds, non-U.S. government and corporate obligations, emerging market debt and cash or money market instruments. Depending upon the amount of cash or money market instruments held in the aggregate among the Underlying Portfolios, the Portfolio maintains the ability to invest in an Underlying Portfolio that holds only money market instruments. BIA also evaluates the performance dynamics among the Underlying Portfolios and their respective holdings in order to determine the appropriate weighting for the Portfolio’s risk profile.
Periodically, BIA will communicate with management personnel of the Underlying Portfolios to discuss the positioning of the Underlying Portfolios and any changes that may have occurred. Periodically, BIA will evaluate the Portfolio’s allocation between the broad asset classes of equity and fixed income, as well as the exposure to various investment styles and asset sectors within the broad asset classes. It is anticipated that any changes to the targets for the broad asset classes of equity and fixed income will be, in any given year, within range of plus or minus 10% from the current allocations. Concurrently, BIA will consider whether to make changes to the allocation to any of the Underlying Portfolios. If a new Underlying Portfolio is selected or the allocation to an existing Underlying Portfolio is adjusted by BIA, a corresponding shifting of allocations to the remaining Underlying Portfolios will result.
The Portfolio may invest in the following AFIS Funds:

American High-Income Trust Capital World Bond Fund Capital World Growth and Income Fund Global Growth Fund Global Small Capitalization Fund Growth-Income Fund Growth Fund	International Fund International Growth and Income Fund New World Fund The Bond Fund of America Ultra-Short Bond Fund U.S. Government Securities Fund Washington Mutual Investors Funds

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The Portfolio may invest in the following AF Retail Funds:

AMCAP Fund
American Balanced Fund
American Funds Corporate Bond Fund
American Funds Developing World Growth and Income Fund
American Funds Emerging Markets Bond Fund
American Funds Global Balanced Fund
American Funds Inflation Linked Bond Fund
American Funds Mortgage Fund
American Funds Strategic Bond Fund
American High-Income Trust
American Mutual Fund
Capital Income Builder
Capital World Bond Fund
Capital World Growth and Income Fund

EuroPacific Growth Fund
Fundamental Investors
Intermediate Bond Fund of America
International Growth and Income Fund
New Perspective Fund
New World Fund
Short-Term Bond Fund of America
SMALLCAP World Fund
The Bond Fund of America
The Growth Fund of America
The Income Fund of America
The Investment Company of America
The New Economy Fund
U.S. Government Securities Fund
Washington Mutual Investors Fund

There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Portfolio. BIA may take into account these capacity considerations when allocating investments among the Underlying Portfolios. BIA may add new Underlying Portfolio investments or replace existing Underlying Portfolio investments for the Portfolio at any time.
Although the Portfolio’s investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, as set forth in the Portfolio Summary, the Portfolio’s actual allocations may be different from its target allocations. Actual allocations may be different from target allocations because of, for example, changes to the Underlying Portfolios’ asset values due to market movements. BIA may manage cash flows into or out of the Portfolio in a way to bring actual allocations more closely in line with the target allocations. In addition, BIA will generally rebalance allocations among the Underlying Portfolios on a quarterly basis to correspond to the target allocations.
More detailed information about the Portfolio’s investments in the Underlying Portfolios is available from the Trust at the following website www.brighthousefinancial.com/products/fund-resources.
Please note that the expenses of the Underlying Portfolios, as set forth in the Portfolio Summary, could change as the Underlying Portfolios’ asset values change or through the addition or deletion of Underlying Portfolios. Because the Portfolio invests in Underlying Portfolios, the costs of investing in the Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. The Portfolio, as a shareholder, will pay its share of the Underlying Portfolios’ expenses as well as the Portfolio’s own expenses. Therefore, an investment in the Portfolio may result in the duplication of certain expenses. Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by BIA.

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BIA has broad discretion to allocate and reallocate the assets of the Portfolio among the Underlying Portfolios consistent with the Portfolio’s investment objective and policies and target allocations. In addition to the investment advisory fee charged by BIA for its asset allocation services, BIA would receive investment advisory fees from any affiliated Underlying Portfolios in which the Portfolio may invest. In this regard, BIA has an incentive to select and invest the Portfolio’s assets in affiliated Underlying Portfolios with higher fees than other Underlying Portfolios. Also BIA may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, BIA is obligated to disregard these incentives in advising the Portfolio. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the Underlying Portfolios of the Trust. Currently, BIA does not invest the Portfolio’s assets in any affiliated Underlying Portfolios.
Investment Objectives
The Portfolio’s stated investment objectives can be changed without shareholder approval.
Investment Policies
The Portfolio and Underlying Portfolios have adopted policies that set, for example, minimum and maximum percentages of their respective assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s or Underlying Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.

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Portfolio Turnover
Although the Portfolio generally does not engage in active and frequent trading of portfolio securities, the Underlying Portfolios may do so in an attempt to achieve their investment objectives.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other

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compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Underlying Portfolios and the Portfolio invest, which could result in material adverse consequences for such issuers, and may cause the Underlying Portfolios’ and the Portfolio’s investments to lose value. In addition, cyber-attacks involving an Underlying Portfolio or Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Underlying Portfolios or the Portfolio, which may result in losses to the Underlying Portfolios and the Portfolio and their shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Underlying Portfolios or the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price their investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. BIA may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.
It is not possible to invest directly in an index.

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ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by BIA. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, manages the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA is responsible for the general management and administration of the Portfolio. In addition to its managerial responsibilities, BIA is responsible for determining the asset allocation range for the Portfolio and establishing specific percentage targets for each asset class and each Underlying Portfolio to be held by the Portfolio based on the investment objectives and policies of the Underlying Portfolios, BIA’s investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
The Portfolio is managed by a committee composed of the individuals listed below.
Kristi Slavin, CFA, CAIA, is the Chair of the committee. She has been President of BIA and Chair of the BIA Board of Managers since 2016, and has worked for BIA since 2008. Ms. Slavin has been President and Chief Executive Officer of the Trust and Trust II since 2016. From 2014 until 2017, Ms. Slavin was a Vice President of Metropolitan Life Insurance Company (“Metropolitan Life”).
Victor Soto, CFA, CAIA, FRM, has been Executive Vice President of BIA since 2016 and has worked for BIA since 2015. Mr. Soto has been Vice President of the Trust and Trust II since 2018. From 2015 until 2017, Mr. Soto was an Assistant Vice President of Metropolitan Life. From 2013 until he joined BIA, Mr. Soto was a Portfolio Manager at 1st Global.
James Mason, CFA, FRM, has been Asset Allocation Portfolio Management Director of BIA since 2021. From 2015 until 2021, Mr. Mason was a Director responsible for BIA’s oversight of its equity and fixed income portfolio strategies.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new

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subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.100% of first $500 million of such assets plus 0.075% of such assets over $500 million up to $1 billion plus 0.050% of such assets over $1 billion. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.06% of the Portfolio’s average daily net assets.
The SAI provides additional information about each committee member’s compensation, other accounts managed and the member’s ownership of securities in the Portfolio.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

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YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Fund of Funds Structure
Each Underlying Portfolio will have other shareholders, each of whom, along with the Portfolio, will pay their proportionate share of the Underlying Portfolio’s expenses. As a shareholder of an Underlying Portfolio, the Portfolio will have the same voting rights as other shareholders.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

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Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.

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Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other

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transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

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Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in an Underlying Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent an Underlying Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If an Underlying Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Underlying Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that

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are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). The Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the use of fair value pricing by an Underlying Portfolio is expected to reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Underlying Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
Investments in Underlying Portfolios by the Portfolio are valued at the closing daily net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the pricing policies of the Underlying Portfolios, including the circumstances under which the Underlying Portfolios will use fair value pricing and the effects of fair value pricing, please refer to the prospectuses of the Underlying Portfolios. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
American Funds® Balanced Allocation Portfolio

Selected per share data
	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.39	$9.54	$10.67	$9.76	$10.07

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.18	0.17	0.16	0.15
Net realized and unrealized gain (loss)	1.37	1.63	(0.54)	1.46	0.60

Total income (loss) from investment operations	1.50	1.81	(0.37)	1.62	0.75

Less Distributions
Distributions from net investment income	(0.21)	(0.22)	(0.19)	(0.19)	(0.20)
Distributions from net realized capital gains	(0.59)	(0.74)	(0.57)	(0.52)	(0.86)

Total distributions	(0.80)	(0.96)	(0.76)	(0.71)	(1.06)

Net Asset Value, End of Period	$11.09	$10.39	$9.54	$10.67	$9.76

Total Return (%) (b)	15.84	19.88	(3.95)	17.19	8.04

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.32	0.32	0.31	0.31	0.31
Ratio of net investment income to average net assets (%) (d)	1.26	1.84	1.64	1.55	1.55
Portfolio turnover rate (%)	20	6	7	6	8
Net assets, end of period (in millions)	$13.0	$10.7	$8.9	$9.7	$8.3

	Class C
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.30	$9.46	$10.59	$9.69	$9.99

Income (Loss) from Investment Operations
Net investment income (a)	0.09	0.15	0.14	0.12	0.12
Net realized and unrealized gain (loss)	1.38	1.62	(0.54)	1.46	0.61

Total income (loss) from investment operations	1.47	1.77	(0.40)	1.58	0.73

Less Distributions
Distributions from net investment income	(0.18)	(0.19)	(0.16)	(0.16)	(0.17)
Distributions from net realized capital gains	(0.59)	(0.74)	(0.57)	(0.52)	(0.86)

Total distributions	(0.77)	(0.93)	(0.73)	(0.68)	(1.03)

Net Asset Value, End of Period	$11.00	$10.30	$9.46	$10.59	$9.69

Total Return (%) (b)	15.57	19.53	(4.31)	16.86	7.81

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.62	0.62	0.61	0.61	0.61
Ratio of net investment income to average net assets (%) (d)	0.91	1.49	1.36	1.22	1.28
Portfolio turnover rate (%)	20	6	7	6	8
Net assets, end of period (in millions)	$4,909.6	$4,645.7	$4,279.2	$4,960.9	$4,605.4

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.

(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

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APPENDIX A
DESCRIPTION OF THE UNDERLYING PORTFOLIOS
The Portfolio may invest in Class 1 shares of Underlying Portfolios that are AFIS Funds. The following table sets forth: (i) the names of those Underlying Portfolios, (ii) the expense ratios of the Class 1 shares of those Underlying Portfolios for the most recent fiscal year, and (iii) brief descriptions of those Underlying Portfolios’ investment goals and principal strategies. Each of the Underlying Portfolios that is an AFIS Fund is managed by Capital Research and Management Company. The following descriptions are qualified in their entirety by reference to the statements of additional information and the prospectuses for the Underlying Portfolios that are AFIS Funds.

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
Washington Mutual Investors Fund Class 1	0.27%
The Fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The Fund invests primarily in common stocks of established companies that are listed on, or meet the financial listing requirements of, the New York Stock Exchange and have a strong record of earnings and dividends. The Fund strives to accomplish its objective through Fundamental research, careful selection and broad diversification. In the selection of common stocks and other securities for investment, current and potential income as well as the potential for long-term capital appreciation are considered. The Fund seeks to provide an above-average yield in its quarterly income distribution in relation to the S&P 500 Index (a broad, unmanaged index). The Fund strives to maintain a fully invested, diversified portfolio, consisting primarily of high-quality common stocks.

The Bond Fund of America Class 1	0.21%
The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Normally, the Fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by derivatives. The Fund invests at least 60% of its assets in debt securities (excluding derivatives) rated A3 or better or A- or better by NSRSOs designated by the Fund’s investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the Fund’s investment adviser, and in U.S. government securities, money market instruments, cash or cash equivalents. The Fund may invest up to 10% of its assets in debt securities rated Ba1 or below and BB+ or below by NSROs designated by the Fund’s investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the Fund’s investment adviser. The Fund may invest in debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The Fund may invest in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. The Fund may invest in futures contracts and swaps, which are types of derivatives.

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Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy

Capital World Bond Fund Class 1	0.48%
The Fund seeks to provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the Fund and the changes in the market value of the Fund’s investments. Under normal market circumstances, the Fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by other investment instruments, including derivatives. The Fund invests primarily in debt securities, including asset-backed and mortgage-backed securities and securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. The Fund will invest substantially in securities of issuers domiciled in a number of countries outside the United States, and such investments may include securities of issuers domiciled in developing countries. Normally, the Fund invests substantially in investment-grade bonds (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations designated by the Fund’s investment adviser or unrated but determined to be of equivalent quality by the Fund’s investment adviser). The Fund may also invest up to 25% of its assets in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the Fund’s investment adviser or unrated but determined to be of equivalent quality by the Fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.” The total return of the Fund will be the result of interest income, changes in the market value of the Fund’s investments and changes in the values of other currencies relative to the U.S. dollar.

The Fund may invest in certain derivative instruments. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index. The Fund may invest in a derivative only if, in the opinion of the investment adviser, the expected risks and rewards of the proposed investment are consistent with the investment objective and strategies of the Fund as disclosed in this prospectus and in the Fund’s statement of additional information. The Fund is non-diversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, the Fund intends to limit its investments in the securities of any single issuer.

Global Growth Fund Class 1	0.56%	The Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies located around the world, including in the U.S., that are believed to have potential for growth. The fund may invest a portion of its assets in companies located in emerging markets. Under normal market conditions, the Fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the Fund’s investment adviser, in which case the Fund would invest at least 30% of its net assets in issuers outside the United States).

Capital World Growth and Income Fund Class 1	0.43%	The Fund seeks to provide long-term growth of capital while providing current income by investing primarily in common stocks of well-established companies located around the world, including in the U.S. and emerging markets, believed to have the potential for growth and/or to pay dividends. The Fund invests, on a global basis, in common stocks that are denominated in U.S. dollars or other currencies. Under normal market circumstances the Fund will invest a significant portion of its assets in securities of issuers domiciled outside the United States, and such investments may include securities domiciled in developing countries. The Fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the Fund tends to invest in stocks believed to be relatively resilient to market declines.

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Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy

Global Small Capitalization Fund Class 1	0.74%	The Fund seeks to provide long-term growth of capital by investing primarily in growth-oriented common stocks and other equity type securities of smaller companies located around the world, including in the U.S. and emerging markets. Normally, the Fund invests at least 80% of its assets in equity type securities of companies with small market capitalizations of $6.0 billion or less, measured at the time of purchase. However, the Fund’s holding of small capitalization stocks may fall below the 80% threshold due to subsequent market action.

Growth-Income Fund Class 1	0.30%	The Fund seeks to achieve long-term growth of capital and income by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States.

Growth Fund Class 1	0.36%	The Fund seeks to provide growth of capital by investing primarily in common stocks and companies that appear to offer superior opportunities for growth of capital. The Fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States.

American High-Income Trust Class 1	0.33%
The Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing primarily in higher yielding and generally lower quality debt securities (rated Ba1 or below or BB+ or below by NRSROs or unrated but determined to be of equivalent quality), including corporate loan obligations. Such securities may be represented by other instruments, including derivatives. Generally, the Fund may invest in debt securities of any maturity or duration. The Fund is designed for investors who can tolerate greater credit risk and price fluctuations than those that exist in funds investing in higher-quality debt securities.

The Fund may also invest in futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index. The Fund may invest in a derivative only if, in the opinion of the investment adviser, the expected risks and rewards of the proposed investment are consistent with the investment objectives and strategies of the Fund as disclosed in the Fund’s prospectus and in the Fund’s statement of additional information.

International Fund Class 1	0.55%	The Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies located outside the United States, including those located in emerging markets, believed to have the potential for growth.

International Growth and Income Fund Class 1	0.68%	The Fund seeks to provide long-term growth of capital while providing current income. The Fund invests primarily in stocks of larger, well-established companies domiciled outside the U.S., including developing countries, believed to have the potential for growth and/or to pay dividends. Currently, the Fund intends to invest at least 90% of its assets in securities of issuers domiciled outside the U.S. and whose securities are primarily listed on exchanges outside the U.S. The Fund therefore expects to be invested in numerous countries outside the U.S. The Fund focuses on stocks of companies with strong earnings that pay dividends. The Fund’s investment adviser believes that these stocks may be more resistant to market declines than stocks of companies that do not pay dividends.

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Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
New World Fund Class 1	0.59%
The Fund invests primarily in common stocks of companies with significant exposure to countries with developing economies and/or markets. The securities markets of these countries may be referred to as emerging markets. The Fund may invest in equity securities of any company, regardless of where it is based (including developed countries), if the Fund’s investment adviser determines that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries.

Under normal market conditions, the Fund invests at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets. The Fund may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.

In determining whether a country is qualified, the Fund’s investment adviser considers such factors as the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of gross domestic product, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains. The Fund’s investment adviser maintains a list of qualified countries and securities in which the Fund may invest.

The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the Fund’s investment adviser or unrated but determined to be of equivalent quality by the Fund’s investment adviser), with exposure to these countries. Bonds rated Ba1 or BB+ or below are sometimes referred to as “junk bonds.”

In addition, the Fund may invest in nonconvertible debt securities of issuers, including issuers of lower rated bonds and government bonds, that are primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries.

Ultra-Short Bond Fund Class 1	0.37%	The Fund seeks to provide current income, consistent with the maturity and quality standards applicable to the Fund, and preservation of capital and liquidity. Normally, the Fund invests substantially in short-term government securities and high-quality money market instruments, such as commercial paper, commercial bank obligations and ultra-short term debt securities. The Fund maintains a dollar-weighted average portfolio maturity of 60 days or less. The Fund may enter into repurchase agreements that are fully collateralized by cash or government securities. In addition, the Fund may invest in securities issued by entities domiciled outside the U.S. and securities with credit and liquidity support features provided by entities domiciled outside the U.S. The Fund may also invest in securities of U.S. issuers with substantial operations outside the U.S.

U.S. Government Securities Fund Class 1	0.23%
The Fund seeks to provide a high level of current income consistent with preservation of capital. Normally at least 80% of the Fund’s assets will be invested in securities that are guaranteed or sponsored by the U.S. government, its agencies and instrumentalities, including bonds and other debt securities denominated in U.S. dollars, which may be represented by other investment instruments, including derivatives. The Fund is designed for investors seeking income, long-term capital preservation and more price stability than from investing in stocks and lower quality debt securities, and capital preservation over the long term.

The Fund may also invest a significant portion of its assets in mortgage-backed securities, including contracts for future delivery of such securities. Certain of these securities may not be backed by the full faith and credit of the U.S. government and may be supported only by the credit of the issuer.

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The Portfolio also may invest in Class R-6 shares of Underlying Portfolios that are AF Retail Funds. The following table sets forth: (i) the names of those Underlying Portfolios, (ii) the expense ratios of the Class R-6 shares of those Underlying Portfolios for the most recent fiscal year, and (iii) brief descriptions of those Underlying Portfolios’ investment goals and principal strategies. Each of the Underlying Portfolios that is an AF Retail Fund is managed by Capital Research and Management Company. The following descriptions are qualified in their entirety by reference to the statements of additional information and the prospectuses for the Underlying Portfolios that are AF Retail Funds.

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
AMCAP Fund Class R-6	0.34%	The Fund seeks to provide long-term growth of capital. The Fund invests primarily in common stocks of U.S. companies that have solid long-term growth records and the potential for good future growth. The Fund may invest in common stocks and other securities of issuers domiciled outside the United States to a limited extent.

American Balanced Fund Class R‑6	0.26%
The investment objectives of the Fund are: (1) conservation of capital, (2) current income and (3) long-term growth of capital and income. The Fund uses a balanced approach to invest in a broad range of securities, including common stocks and investment-grade bonds (rated Baa3 or better or BBB‑ or better by NRSROs designated by the investment adviser or unrated but determined to be of equivalent quality).

The Fund also invests in securities issued and guaranteed by the U.S. government and by federal agencies and instrumentalities. In addition, the Fund may invest a portion of its assets in common stocks, most of which have a history of paying dividends, bonds and other securities of issuers domiciled outside the United States.

Normally the Fund will maintain at least 50% of the value of its assets in common stocks and at least 25% of the value of its assets in debt securities, including money market securities. Although the Fund focuses on investments in medium to larger capitalization companies, the Fund’s investments are not limited to a particular capitalization size.

American Funds Corporate Bond Fund Class R‑6	0.49%
The Fund seeks to provide maximum total return consistent with capital preservation and prudent risk management by investing primarily in investment-grade corporate debt securities, such as bonds. Normally, at least 80% of the Fund’s assets will be invested in corporate debt securities, which may be represented by other investment instruments, including derivatives. The Fund will also normally invest all of its assets in debt instruments, including bonds, mortgage- and other asset-backed securities, cash, cash equivalents (including shares of money market or similar funds managed by the investment adviser or its affiliates) and certain derivative instruments, with quality ratings of Baa3 or better or BBB‑ or better by NRSROs designated by the investment adviser or in debt instruments that are unrated but determined at the time of purchase to be of equivalent quality by the investment adviser.

However, the Fund may invest in debt securities guaranteed or sponsored by the U.S. government, as well as debt issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government, without regard to the quality rating assigned to the U.S. government by an NRSRO.

The Fund may invest significantly in debt securities issued by companies domiciled outside the United States, including issuers domiciled in developing countries. All securities held by the Fund will be denominated in U.S. dollars.

The Fund may invest in certain derivative instruments, such as futures contracts and swaps.

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Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
American Funds Developing World Growth and Income Fund Class R‑6	0.84%
The Fund’s investment objective is to provide long-term growth of capital while providing current income.

Under normal market conditions, the Fund will invest at least 80% of its assets in securities that are (1) issued by companies in developing countries; (2) principally traded in the securities markets of developing countries; (3) denominated in developing country currencies; or (4) issued by companies deemed to be suitable for investment by the Fund because they have significant economic exposure to developing countries. In determining whether a country is a developing country, the investment adviser will consider, among other things, whether the country is generally considered to be a developing country by the international financial community, the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of the country’s gross domestic product, and the overall regulatory environment of the country, including the presence of government regulation limiting or banning foreign ownership and restrictions on repatriation of initial capital, dividends, interest and/or capital gains.

For example, the investment adviser currently expects that most countries included in any one of the Morgan Stanley Capital Index (MSCI) emerging markets indices will be treated as developing countries. The Fund may invest in securities of any company, regardless of where it is domiciled, if the investment adviser determines that the company has significant economic exposure to a developing country. An issuer will be deemed to have significant economic exposure to a developing country if at least 50% of its assets are located in a developing country or at least 50% of its total revenues or profits are derived, or, in the opinion of the investment adviser, are expected to be derived, from goods or services produced or sold in a developing country. The Fund may have significant exposure to one or more developing countries.

American Funds® Balanced Allocation Portfolio

A-41

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy

American Funds Emerging Markets Bond Fund Class R‑6	0.67%
The Fund’s investment objective is to provide a high level of total return over the long term, of which current income is a large component.

The Fund will invest at least 80% of its net assets (including any borrowing for investment purposes) in bonds and other debt securities, which may be represented by other investment instruments, including derivatives. The Fund will invest at least 80% of its net assets (including any borrowing for investment purposes) in securities of emerging markets issuers, defined as securities: (1) that are from issuers in emerging markets as defined by global index providers designated by the investment adviser (for example, the investment adviser expects that most emerging markets included in any one of the Morgan Stanley Capital Index (MSCI) Emerging Markets or Frontier Market Indices or J.P. Morgan Emerging Markets Bond and J.P. Morgan Global Bond Indices will be treated as emerging markets); (2) that are denominated in emerging markets currencies; (3) that are from issuers deemed to be suitable for the Fund because they have or are expected to have significant economic exposure to emerging markets (through assets, revenues, or profits); (4) that are issued by countries rated Ba/BB or lower; or (5) that are issued by countries that are on an International Monetary Fund (“IMF”) program, have outstanding liabilities to the IMF or have exited an IMF program no more than five years earlier. The Fund may invest up to 100% of its assets in securities denominated in currencies other than the U.S. dollar. The Fund may invest in any quality debt securities with a wide range of maturities.

The Fund may invest in certain derivative instruments, such as forward currency contracts, futures contracts and swaps.

The Fund invests primarily in securities of emerging market issuers, including for example, sovereign debt of emerging market countries and debt of companies located in or with substantial business in emerging markets. Such securities may be rated Ba1 or below and BB+ or below, or in securities that are unrated but determined to be of equivalent quality by the investment adviser.

The Fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case.

American Funds® Balanced Allocation Portfolio

A-42

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
American Funds Global Balanced Fund Class R‑6	0.49%
The Fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

As a balanced fund with global scope, the Fund seeks to invest in equity and debt securities around the world that offer the opportunity for growth and/or provide dividend income, while also constructing the portfolio to protect principal and limit volatility.

Normally the Fund will maintain at least 45% of the value of its assets in common stocks and other equity investments. Although the Fund’s equity investments focus on medium to larger capitalization companies, the Fund’s investments are not limited to a particular capitalization size.

Normally the Fund will invest at least 25% of the value of its assets in bonds and other debt securities (including money market instruments). These will consist of investment grade securities (rated Baa3 or better or BBB– or better by NRSROs designated by the investment adviser or unrated but determined to be of equivalent quality by the investment adviser).

The Fund will allocate its assets among various countries, including the United States (but in no fewer than three countries). Under normal market conditions, the Fund will invest at least 40% of its net assets in issuers outside the United States, unless market conditions are not deemed favorable by the investment adviser, in which case the Fund would invest at least 30% of its net assets in issuers outside the United States.

The Fund’s ability to invest in issuers outside the United States includes investing in emerging markets.

The Fund may invest in bonds and other debt securities, including securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The Fund may also invest in securities of governments, agencies, corporations and other entities domiciled outside the United States. These investments will typically be denominated in currencies other than U.S. dollars.

American Funds Inflation Linked Bond Fund Class R‑6	0.31%
The Fund’s investment objective is to provide inflation protection and income consistent with investment in inflation-linked securities.

The Fund seeks to provide inflation protection and income by investing primarily in inflation-linked securities. Normally, at least 80% of the Fund’s assets will be invested in inflation-linked bonds issued by U.S. and non‑U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index so that principal and interest adjust to reflect changes in the index. For example, U.S. Treasury Inflation-Protected Securities (TIPS) are linked to the Consumer Price Index for Urban Consumers (CPURNSA). Other sovereign governments and corporations also issue inflation-linked securities that are tied to their own local consumer price index or the CPURNSA.

The Fund will invest at least 80% of its assets in securities guaranteed or sponsored by the U.S. government without regard to the quality rating assigned to the U.S. government by a NRSRO. To the extent the Fund invests in other debt securities, the Fund will invest in debt securities with quality ratings of Baa3 or better or BBB‑ or better by NRSROs designated by the investment adviser or in debt securities that are unrated but determined to be of equivalent quality by the investment adviser. The Fund may invest in debt securities with a wide range of maturities.

The Fund may also invest in certain derivative instruments, such as futures contracts and swaps.

American Funds® Balanced Allocation Portfolio

A-43

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
American Funds Mortgage Fund Class R‑6	0.25%
The Fund’s investment objective is to provide current income and preservation of capital.

Normally at least 80% of the Fund’s assets will be invested in mortgage-related securities, including securities collateralized by mortgage loans and contracts for future delivery of such securities (such as to be announced contracts and mortgage dollar rolls). The Fund will invest primarily in mortgage-related securities that are sponsored or guaranteed by the U.S. government, such as securities issued by government-sponsored entities that are not backed by the full faith and credit of the U.S. government, and nongovernment mortgage-related securities that are rated in the Aaa or AAA rating category (by NRSROs designated by the investment adviser) or unrated but determined to be of equivalent quality by the investment adviser. The Fund may also invest in debt issued by federal agencies. In the case of to be announced contracts, each contract for future delivery is normally of short duration. The Fund may also invest in certain derivative instruments, such as futures contracts and swaps.

American Funds Strategic Bond Fund Class R‑6	0.43%
The Fund’s investment objective is to provide maximum total return consistent with preservation of capital.

The Fund will invest at least 80% of its assets in bonds and other debt securities, which may be represented by other investment instruments, including derivatives. The Fund may invest in a broad range of debt securities, including corporate bonds and debt and mortgage-backed securities issued by government sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The Fund may invest in inflation-linked bonds issued by U.S. and non‑U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.

The Fund will invest no more than 35% of its assets in securities rated Ba1 or below and BB+ or below by NRSROs designated by the investment adviser, or in securities that are unrated but determined to be of equivalent quality by the investment adviser. The Fund may invest up to 35% of its assets in securities denominated in currencies other than the U.S. dollar and up to 35% of its assets in securities of emerging market issuers.

The Fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case.

American High Income Trust Class R‑6	0.33%
The Fund’s primary investment objective is to provide a high level of current income. Its secondary investment objective is capital appreciation.

The Fund invests primarily in higher yielding and generally lower quality debt securities (rated Ba1 or below or BB+ or below by NRSROs or unrated but determined by the investment adviser to be of equivalent quality), including corporate loan obligations. The Fund may also invest a portion of its assets in securities of issuers domiciled outside the United States.

The Fund may also invest in certain derivative instruments, such as futures contracts and swaps.

American Funds® Balanced Allocation Portfolio

A-44

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
American Mutual Fund Class R-6	0.27%
The Fund strives for the balanced accomplishment of three objectives: current income, growth of capital and conservation of principal. The Fund seeks to invest primarily in common stocks of companies that are likely to participate in the growth of the American economy and whose dividends appear to be sustainable. The Fund invests primarily in securities of issuers domiciled in the U.S. and Canada.

Although the Fund focuses on investments in medium to larger capitalization companies, the Fund’s investments are not limited to a particular capitalization size. The Fund may also invest in bonds and other debt securities, including those issued by the U.S. government and by federal agencies and instrumentalities. Debt securities purchased by the Fund are rated investment grade or better or determined to be of equivalent quality by the investment adviser.

Capital Income Builder Class R-6	0.27%	The Fund has two primary investment objectives: (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The Fund’s secondary objective is to provide growth of capital. The Fund normally invests at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks and other equity securities). The Fund invests primarily in a broad range of income-producing securities, including common stocks and bonds. In seeking to provide a level of current income that exceeds the average yield on U.S. stocks, the Fund generally looks to the average yield on stocks of companies listed on the S&P 500. The Fund may also invest significantly in common stocks, bonds and other securities of issuers domiciled outside the U.S.

Capital World Bond Fund Class R‑6	0.48%
The Fund’s investment objective is to provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the Fund and the changes in the market value of the Fund’s investments.

Under normal market circumstances, the Fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by other investment instruments, including derivatives. The Fund invests primarily in debt securities, including asset-backed and mortgage-backed securities and securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. The Fund will invest substantially in securities of issuers domiciled in a number of countries outside the United States, and such investments may include securities of issuers domiciled in developing countries. Normally, the Fund invests substantially in investment-grade bonds (rated Baa3 or better or BBB– or better by NRSROs designated by the investment adviser or unrated but determined to be of equivalent quality by the investment adviser). The Fund may also invest up to 25% of its assets in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by NRSROs designated by the investment adviser or unrated but determined to be of equivalent quality by the investment adviser). The total return of the Fund will be the result of interest income, changes in the market value of the Fund’s investments and changes in the values of other currencies relative to the U.S. dollar. The Fund may invest in certain derivative instruments, such as forward currency contracts, futures contracts and swaps.

The Fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case.

American Funds® Balanced Allocation Portfolio

A-45

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
Capital World Growth and Income Fund Class R‑6	0.42%
The Fund’s investment objective is to provide long-term growth of capital while providing current income.

The Fund invests primarily in common stocks of well-established companies located around the world, many of which have the potential to pay dividends. The Fund invests, on a global basis, in common stocks that are denominated in U.S. dollars or other currencies. Under normal market circumstances the Fund will invest a significant portion of its assets in securities of issuers domiciled outside the United States, including those based in developing countries.

The Fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the Fund tends to invest in stocks that the investment adviser believes to be relatively resilient to market declines.

EuroPacific Growth Fund Class R‑6	0.46%
The Fund’s investment objective is long-term growth of capital.

The Fund invests primarily in common stocks of issuers in Europe and the Pacific Basin that the investment adviser believes have the potential for growth. Growth stocks are stocks that the investment adviser believes have the potential for above-average capital appreciation. Normally the Fund will invest at least 80% of its net assets in securities of issuers in Europe and the Pacific Basin. A country will be considered part of Europe if it is part of the MSCI European indexes, and part of the Pacific Basin if any of its borders touches the Pacific Ocean. In determining the domicile of an issuer, the investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues. The Fund may invest a portion of its assets in common stocks and other securities of companies in emerging markets.

Fundamental Investors Class R-6	0.28%	The Fund seeks to achieve long-term growth of capital and income. The Fund seeks to invest primarily in common stocks of companies that appear to offer superior opportunities for capital growth and most of which have a history of paying dividends. In addition, the Fund may invest significantly in securities of issuers domiciled outside the U.S.

Intermediate Bond Fund of America Class R-6	0.23%
The Fund seeks to provide current income consistent with its maturity and quality standards and preservation of capital. The Fund will invest at least 80% of its assets in bonds (bonds include any debt instrument and money market instrument) which may be represented by other investment instruments, including derivatives. The Fund maintains a portfolio of bonds, other debt securities and money market instruments having a dollar-weighted average effective maturity of no less than three years and no greater than five years under normal market conditions. The Fund invests primarily in bonds and other debt securities with quality ratings of A‑ or better or A3 or better (by a NRSRO designated by the investment adviser) or unrated but determined to be of equivalent quality by the investment adviser. The Fund may invest up to 10% of its assets in bonds and other debt securities rated in the BBB or Baa rating category (by a NRSRO designated by the investment adviser) or in unrated securities determined to be of equivalent quality by the investment adviser.

The Fund primarily invests in debt securities denominated in U.S. dollars, including securities issued and guaranteed by the U.S. government, debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies, and instrumentalities that are not backed by the full faith and credit of the U.S. government. In addition, the Fund may invest in mortgage-backed securities issued by private issuers and asset-backed securities (securities backed by assets such as auto loans, credit card receivables or other providers of credit).

American Funds® Balanced Allocation Portfolio

A-46

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
International Growth and Income Fund Class R‑6	0.54%
The Fund’s investment objective is to provide long-term growth of capital while providing current income.

The Fund invests primarily in stocks of larger, well-established companies domiciled outside the United States, including in emerging markets and developing countries, that the investment adviser believes have the potential for growth and/or to pay dividends. The Fund currently intends to invest at least 90% of its assets in securities of issuers domiciled outside the United States and whose securities are listed primarily on exchanges outside the United States and in cash and cash equivalents (including shares of money market or similar funds managed by the investment adviser or its affiliates) and securities held as collateral issued by U.S. issuers. The Fund therefore expects to be invested in numerous countries outside the United States. The Fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the Fund focuses on stocks of companies with strong earnings that pay dividends. The investment adviser believes that these stocks will be more resistant to market declines than stocks of companies that do not pay dividends.

New Perspective Fund Class R‑6	0.42%
The Fund’s investment objective is to provide long-term growth of capital.

The Fund seeks to take advantage of investment opportunities generated by changes in international trade patterns and economic and political relationships by investing in common stocks of companies located around the world. In pursuing its investment objective, the Fund invests primarily in common stocks that the investment adviser believes have the potential for growth.

New World Fund Class R‑6	0.59%
The Fund’s investment objective is long-term capital appreciation.

The Fund invests primarily in common stocks of companies with significant exposure to countries with developing economies and/or markets. The securities markets of these countries may be referred to as emerging markets. The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds (rated Ba1 or below and BB+ or below by NRSROs designated by the investment adviser or unrated but determined to be of equivalent quality by the investment adviser), with exposure to these countries. Under normal market conditions, the Fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets. In determining whether a country is qualified, the investment adviser will consider such factors as the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of gross domestic product, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains. The investment adviser will maintain a list of qualified countries and securities in which the Fund may invest.

The Fund may invest in equity securities of any company, regardless of where it is based, if the investment adviser determines that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries. In addition, the Fund may invest in nonconvertible debt securities of issuers, including issuers of lower rated bonds and government bonds, that are primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The Fund may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.

American Funds® Balanced Allocation Portfolio

A-47

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
Short-Term Bond Fund of America Class R-6	0.32%
The Fund seeks to provide current income, consistent with its maturity and quality standards, and preservation of capital. The Fund invests at least 80% of its assets in bonds (which include any debt instrument and cash equivalents and may be represented by derivatives) and maintains a portfolio having a dollar-weighted average effective maturity no greater than three years and consisting primarily of debt securities rated AA‑ or Aa3 or better by NRSROs designated by the investment adviser or unrated but determined to be of equivalent quality by the investment adviser. The Fund may invest up to 10% of its assets in debt securities in the A rating category or in unrated securities determined to be of equivalent quality by the investment adviser.

The Fund primarily invests in debt securities denominated in U.S. dollars, including securities issued and guaranteed by the U.S. government, securities of corporate issuers, mortgage-backed securities and debt securities and mortgage-backed securities issued by government sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The Fund may also invest in asset-backed securities (securities backed by assets such as auto loans, credit card receivables or other providers of credit).

SMALLCAP World Fund Class R‑6	0.67%
The Fund’s investment objective is to provide long-term growth of capital.

Normally the Fund invests at least 80% of its net assets in growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations. The investment adviser currently defines “small market capitalization” companies to be companies with market capitalizations of $6.0 billion or less. The investment adviser has periodically re‑evaluated and adjusted this definition and may continue to do so in the future. The Fund may continue to hold securities of a portfolio company that subsequently appreciates above the small market capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in small market capitalization stocks at any given time. Under normal circumstances, the Fund will invest a significant portion of its assets outside the United States, including in emerging markets.

The Bond Fund of America Class R‑6	0.21%
The Fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital.

The Fund seeks to maximize the level of current income and preserve capital by investing primarily in bonds. Normally the Fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by other investment instruments, including derivatives. The Fund invests at least 60% of its assets in debt securities rated A3 or better or A‑ or better by NRSROs designated by the investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the investment adviser, including U.S. government securities, money market instruments or cash. The Fund may invest in debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The Fund may invest in inflation-linked bonds issued by U.S. and non‑U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.

The Fund may invest in certain derivative instruments, such as futures contracts and swaps.

The Fund may invest up to 10% of its assets in debt securities rated Ba1 or below and BB+ or below by NRSROs designated by the investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the investment adviser.

American Funds® Balanced Allocation Portfolio

A-48

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
The Growth Fund of America Class R‑6	0.30%
The Fund’s investment objective is to provide growth of capital.

The Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Fund invests primarily in common stocks of large and mid‑capitalization issuers. The Fund may invest up to 25% of its assets in securities of issuers domiciled outside the United States.

The Income Fund of America Class R-6	0.26%
The Fund seeks to provide current income while secondarily striving for capital growth. Normally, the Fund invests primarily in income-producing securities, including equity securities, such as dividend-paying common stocks, and debt securities, such as interest-paying bonds.

Generally, at least 60% of the Fund’s assets will be invested in common stocks and other equity-type securities. However, depending on various factors, including market conditions, the Fund’s investment composition in equity, debt and cash or money market instruments may vary substantially. The Fund may also invest up to 30% of its assets in equity securities of issuers domiciled outside the U.S., including in developing markets. In addition, the Fund may invest up to 20% of its assets in lower quality, higher yielding nonconvertible debt securities (rated Ba1 and BB+ or below by NRSROs designated by the investment adviser or unrated but determined to be of equivalent quality by the investment adviser). In addition, the Fund may invest up to 10% of its assets in debt securities of issuers domiciled outside the U.S.; however, these securities must be denominated in U.S. dollars.

The Investment Company of America Class R‑6	0.27%
The Fund’s investment objectives are to achieve long-term growth of capital and income.

The Fund invests primarily in common stocks, most of which have a history of paying dividends. The Fund’s equity investments are generally limited to securities of companies that are included on its eligible list. Securities are added to, or deleted from, the eligible list based upon a number of factors, such as the Fund’s investment objectives and policies, whether a company is deemed to be an established company of sufficient quality and a company’s dividend payment prospects. Although the Fund focuses on investments in medium to larger capitalization companies, the Fund’s investments are not limited to a particular capitalization size. In the selection of common stocks and other securities for investment, potential for capital appreciation and future dividends are given more weight than current yield. The Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States.

The New Economy Fund Class R‑6	0.41%
The investment objective of the Fund is long-term growth of capital.

The Fund seeks to achieve its objective by investing in securities of companies that can benefit from innovation, exploit new technologies or provide products and services that meet the demands of an evolving global economy. In pursuing its investment objective, the Fund invests primarily in common stocks that the investment adviser believes have the potential for growth. The Fund also invests in common stocks with the potential to pay dividends. However, current income is not expected to be significant, particularly in low yield environments. The Fund may invest up to 50% of its assets in issuers based outside the United States, including those based in developing countries. The Fund may also invest in the stocks of smaller capitalization companies.

American Funds® Balanced Allocation Portfolio

A-49

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
U.S. Government Securities Fund Class R‑6	0.23%
The Fund’s investment objective is to provide a high level of current income consistent with prudent investment risk and preservation of capital.

Normally at least 80% of the Fund’s assets will be invested in securities that are guaranteed or sponsored by the U.S. government, its agencies and instrumentalities, including bonds and other debt securities denominated in U.S. dollars, which may be represented by other investment instruments, including derivatives. The Fund may also invest in mortgage-backed securities issued by federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The Fund may invest in inflation-linked bonds issued by U.S. and non‑U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.

The Fund may invest in certain derivative instruments, such as futures contracts and swaps.

Washington Mutual Investors Fund Class R‑6	0.27%
The Fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The Fund invests primarily in common stocks of established companies that are listed on, or meet the financial listing requirements of, the New York Stock Exchange and have a strong record of earnings and dividends. The Fund strives to accomplish its objective through fundamental research, careful selection and broad diversification. In the selection of common stocks and other securities for investment, current and potential income as well as the potential for long-term capital appreciation are considered. The Fund seeks to provide an above-average yield in its quarterly income distribution in relation to the S&P 500 Index (a broad, unmanaged index). The Fund strives to maintain a fully invested, diversified portfolio, consisting primarily of high-quality common stocks. The Fund has Investment Standards originally based upon criteria established by the United States District Court for the District of Columbia for determining eligibility under the Court’s Legal List procedure, which was in effect for many years. The Fund has an “Eligible List”—based on the Investment Standards—of investments considered appropriate for a prudent investor seeking opportunities for income and growth of principal consistent with common stock investing. The investment adviser generates and maintains the Eligible List in compliance with the Fund’s Investment Standards and selects the Fund’s investments exclusively from the issuers on the Eligible List.

American Funds® Balanced Allocation Portfolio

A-50

FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I

JPMorgan Core Bond Portfolio
Class A and Class B Shares
PROSPECTUS
April 30, 2021

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

JPMorgan Core Bond Portfolio

PORTFOLIO SUMMARY:
Investment Objective
Maximize total return.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B
Management Fee	0.55%		0.55%
Distribution and/or Service (12b‑1) Fees	None		0.25%
Other Expenses	0.03%		0.03%

Total Annual Portfolio Operating Expenses	0.58%		0.83%
Fee Waiver *	(0.14%	)	(0.14%	)

Net Operating Expenses	0.44%		0.69%

*	Brighthouse Investment Advisers, LLC has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$45	$172	$310	$712
Class B	$70	$251	$447	$1,012
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 46% of the average value of its portfolio.
Principal Investment Strategies
J.P. Morgan Investment Management Inc. (“JPMIM” or “Subadviser”), subadviser to the Portfolio, invests in a portfolio of investment grade intermediate‑ and long-term debt securities, principally corporate bonds, U.S. treasury obligations, including Treasury Inflation Protected Securities (“TIPS”), and other U.S. Government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non‑agency), stripped mortgage-backed securities, commercial mortgage-backed securities, mortgage pass-through securities and cash and cash equivalents. These securities may be structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest. The Portfolio may also invest in mortgage dollar rolls and securities issued pursuant to Rule 144A under the Securities Act of 1933.
The Portfolio invests, under normal circumstances, at least 80% of its net assets in bonds. The bonds in which the Portfolio invests generally will have intermediate to long maturities. The Portfolio’s average weighted maturity will ordinarily range between four and twelve years. The Portfolio may shorten or lengthen its average weighted maturity if deemed appropriate by JPMIM for temporary defensive purposes. Because of the Portfolio’s holdings in asset-backed, mortgage-backed and similar securities, the Portfolio’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Portfolio given certain prepayment assumptions (also known as weighted average life).

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The securities in which the Portfolio invests will be rated investment grade (or the unrated equivalent as determined by JPMIM) at the time of purchase. In addition, all of the Portfolio’s securities will be U.S. dollar-denominated although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation or foreign government or its agencies and instrumentalities. JPMIM may, in its sole discretion, invest a significant portion or all of the Portfolio’s assets in mortgage-related and mortgage-backed securities. The Portfolio expects to invest no more than 10% of its assets in “sub-prime” mortgage-related securities at the time of purchase.
JPMIM buys and sells securities and investments for the Portfolio based on its view of individual securities and market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles. JPMIM is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.

Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Mortgage-Backed and Asset-Backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk

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and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of its prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub‑prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.
Mortgage Dollar Roll Transactions Risk.    Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price. In addition, the Portfolio will incur higher transaction costs if its mortgage dollar roll transactions lead to higher portfolio turnover. These transactions also may subject the Portfolio to a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
TIPS and Inflation-Linked Bonds Risk.    The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including Treasury Inflation Protected Securities, may experience greater losses than other fixed income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Rule 144A and Other Exempted Securities Risk.    In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. If an insufficient number of eligible buyers is interested in purchasing privately placed and other securities or instruments exempt from Securities and Exchange Commission registration (collectively “private placements”) at a particular time, this could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even the Portfolio’s holdings of liquid private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The information that issuers of Rule 144A eligible securities are required to disclose to potential investors is much less extensive than that required of public companies and is not publicly available, and issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. Effective January 7, 2013, JPMIM became the subadviser to the Portfolio. Investment performance prior to that date, when the Portfolio operated as a “feeder fund” and invested in a “master fund,” may not be representative of the performance the Portfolio would have achieved had JPMIM been its subadviser and had its current principal investment strategies then been in effect. On January 7, 2013, Class C shares were converted to Class B shares. Performance set forth in the bar chart and table below for periods prior to that date reflect the performance of Class C shares. Class B shares would have substantially similar returns as those for Class C shares because the shares are invested in the same portfolio of securities and the returns would only differ to the extent that the Class B and Class C shares do not have the same expenses.

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Year-by-Year Total Return for Class B Shares* as of December 31 of Each Year

Highest Quarter	2nd – 2020	3.58%
Lowest Quarter	4th – 2016	-2.95%

*	Performance prior to January 7, 2013 represents performance of Class C shares. Class C shares were no longer offered as of January 7, 2013.

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A	8.16%	4.55%	N/A	3.30%	02-28-13
Class B	7.89%	4.28%	3.43%	—	—
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for mutual fund fees or expenses)	7.51%	4.43%	3.84%	—	—

*	Performance prior to January 7, 2013 represents performance of Class C shares. Class C Shares were no longer offered as of January 7, 2013.
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.    J.P. Morgan Investment Management Inc. is the subadviser to the Portfolio.
Portfolio Managers.    Richard D. Figuly, Managing Director of JPMIM, Justin Rucker, Executive Director of JPMIM, and Steven Lear, Managing Director of JPMIM, have managed the Portfolio since 2016, 2019, and 2021, respectively.
Purchase and Sale of Portfolio Shares

Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that

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there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its adviser underweights markets or industries where there are significant returns, and could lose value if the adviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.

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The terms of investments, financings or other transactions to which the Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a fund that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates may impact the yield of the Portfolio’s investments in fixed income securities and may increase the risk that, if followed by rising interest rates, the Portfolio’s performance will be negatively impacted. The Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally

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underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. In determining whether to increase or decrease interest rates, central banks typically consider, among other factors, the current state of the economy and markets, economic and financial forecasts, and the general economic outlook. There can be no assurance that the actions taken by central banks will have their intended effect.
The U.S. Government and the U.S. Federal Reserve have taken steps to support financial markets, including by keeping interest rates at low levels. The U.S. Federal Reserve has in the past reduced its market support activities. A reduction or withdrawal of U.S. Federal Reserve or other governmental support, including interest rate increases, could reduce the value of debt securities in which the Portfolio invests.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit

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rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.
The Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio in respect of the counterparty’s obligations to the Portfolio or recovering collateral that the Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the

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risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Mortgage-Backed and Asset-Backed Securities Risk
Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed

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securities is subject to interest rate risk and credit and counterparty risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they are particularly sensitive to interest rates. On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative,” the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation began issuing uniform mortgage-backed securities (“UMBS”). All of the risks applicable to investing in mortgage-backed securities are applicable to investing in UMBS.
Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.
Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed will be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts exposes the Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, the Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.
Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause the Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.
Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities. During periods of market stress or high redemptions, the Portfolio may be forced to sell these securities at significantly reduced prices. Liquidity risk is even greater for mortgage pools that include subprime mortgages.
The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any.

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If the Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non‑payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.
Mortgage Dollar Roll Transactions Risk
Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price before the purchase is consummated. In addition, the Portfolio will incur higher transaction costs if its mortgage dollar roll transactions lead to higher portfolio turnover. Mortgage dollar roll transactions may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
TIPS and Inflation-Linked Bonds Risk
The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. If the Portfolio purchases, in the secondary market, inflation-protected securities whose principal values have been adjusted upward due to inflation since issuance, the Portfolio may experience a loss if there is a subsequent period of deflation. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Rule 144A and Other Exempted Securities Risk
In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even if a private placement is determined to be liquid, the Portfolio’s holdings of private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering is not filed with the Securities and Exchange Commission. Further, issuers of Rule 144A eligible

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securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.

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Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1⁄3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.

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Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which

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may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.

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As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of 0.550% of the average daily net assets of the Portfolio. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.41% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.
Contractual Fee Waiver
BIA has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.410% of the Portfolio’s average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.11% of the Portfolio’s average daily net assets.

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J.P. MORGAN INVESTMENT MANAGEMENT INC., 383 Madison Avenue, New York, New York 10179, is the Subadviser to the Portfolio. As of December 31, 2020, JPMIM and its affiliates managed approximately $2.3 trillion in assets.
A team of investment professionals led by Richard D. Figuly, Managing Director and Lead Portfolio Manager, and Justin Rucker, Executive Director, manage the Portfolio.
Mr. Figuly is a member of the Global Fixed Income, Currency & Commodities Group (“GFICC”) and head of GFICC’s Core Bond team with responsibility for managing institutional taxable bond portfolios. Mr. Figuly has been an employee of JPMIM or predecessor firms since 1993 and has led the team responsible for managing the Portfolio since 2019.
Mr. Rucker is a member of GFICC and a portfolio manager responsible for managing Long Duration and Core Bond institutional taxable bond portfolios. Mr. Rucker has been an employee of JPMIM since 2006.
Mr. Lear, Managing Director and CFA charterholder, an employee of JPMorgan since 2008, is the U.S. Chief Investment Officer within the GFICC team responsible for oversight and management of fixed income investment strategies in the U.S.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

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YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

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The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

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The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”).

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Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial

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intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.

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Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if

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there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Portfolio’s financial performance for the past five years (or the life of the Portfolio, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
JPMorgan Core Bond Portfolio

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.36	$10.02	$10.30	$10.22	$10.28

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.27	0.26	0.24	0.22
Net realized and unrealized gain (loss)	0.57	0.57	(0.24)	0.12	0.04

Total income (loss) from investment operations	0.82	0.84	0.02	0.36	0.26

Less Distributions
Distributions from net investment income	(0.40)	(0.50)	(0.30)	(0.28)	(0.32)

Total distributions	(0.40)	(0.50)	(0.30)	(0.28)	(0.32)

Net Asset Value, End of Period	$10.78	$10.36	$10.02	$10.30	$10.22

Total Return (%) (b)	8.16	8.50	0.28	3.56	2.49

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.58	0.58	0.58	0.57
Net ratio of expenses to average net assets (%) (c)	0.44	0.44	0.44	0.44	0.44
Ratio of net investment income to average net assets (%)	2.36	2.67	2.62	2.34	2.09
Portfolio turnover rate (%)	46 (d)	30	24	23	18
Net assets, end of period (in millions)	$1,057.3	$1,082.2	$1,771.1	$1,926.3	$1,905.2

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.34	$10.00	$10.28	$10.20	$10.26

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.25	0.24	0.21	0.19
Net realized and unrealized gain (loss)	0.58	0.56	(0.24)	0.13	0.05

Total income (loss) from investment operations	0.80	0.81	0.00	0.34	0.24

Less Distributions
Distributions from net investment income	(0.38)	(0.47)	(0.28)	(0.26)	(0.30)

Total distributions	(0.38)	(0.47)	(0.28)	(0.26)	(0.30)

Net Asset Value, End of Period	$10.76	$10.34	$10.00	$10.28	$10.20

Total Return (%) (b)	7.89	8.21	0.02	3.31	2.23

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.83	0.83	0.83	0.82
Net ratio of expenses to average net assets (%) (c)	0.69	0.69	0.69	0.69	0.69
Ratio of net investment income to average net assets (%)	2.11	2.42	2.37	2.09	1.84
Portfolio turnover rate (%)	46 (d)	30	24	23	18
Net assets, end of period (in millions)	$510.2	$449.7	$434.7	$484.2	$478.9

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 25% for the year ended December 31, 2020.

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎	By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I

American Funds® Growth Portfolio
Class C Shares
PROSPECTUS
April 30, 2021

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

American Funds® Growth Portfolio

PORTFOLIO SUMMARY:
Investment Objective
To achieve growth of capital.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Class C
Management Fee[2]	0.32%
Distribution and/or Service (12b‑1) Fees	0.55%
Other Expenses	0.05%

Total Annual Portfolio Operating Expenses	0.92%

1	The information in this table reflects the expenses of both the Portfolio and the Growth Fund, the underlying fund in which the Portfolio invests.

2	The amount reflects the management fee paid by the Growth Fund. The Portfolio does not charge a management fee, but indirectly bears the management fee paid by the Growth Fund.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The amounts shown include the expenses of both the Portfolio and the Growth Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class C	$94	$293	$509	$1,131
Portfolio Turnover
The Portfolio, which operates as a feeder fund, does not pay transaction costs when it buys and sells shares of the Growth Fund (or “turns over” its portfolio). The Growth Fund pays transaction costs, such as commissions, when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the performance of both the Growth Fund and the Portfolio. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 5% of the average value of its portfolio. (The portfolio turnover rate of the Growth Fund, in which the Portfolio invests, was 32% of the average value of its portfolio.)
Principal Investment Strategies
The Portfolio operates as a “feeder fund” which means that it does not buy investment securities directly. Instead, the Portfolio invests in a “master fund,” the Growth Fund, a fund of the American Funds Insurance Series®, which in turn purchases investment securities. The Portfolio has essentially the same investment objectives and limitations as the Growth Fund. The Growth Fund has other shareholders, each of whom, along with the Portfolio, will pay their proportionate share of the Growth Fund’s expenses. The Portfolio invests all of its assets in Class 1 shares of the Growth Fund.
The Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Growth Fund may invest a portion of its assets in common stocks and other securities of issuers domiciled outside the United States.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance

3

Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks of the Growth Fund, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.    The Growth Fund’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Growth Fund.
Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Growth Fund may outperform or underperform other funds that employ a different investment style.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class C Shares as of December 31 of Each Year

Highest Quarter	2nd – 2020	28.56%
Lowest Quarter	3rd – 2011	-16.89%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	10 Years
Class C	51.63%	22.37%	16.48%
S&P 500 Index (reflects no deduction for mutual fund fees or expenses)	18.40%	15.21%	13.88%
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Investment Adviser to the Growth Fund.    Capital Research and Management Company (“CRMC”) is the investment adviser to the Growth Fund.

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Portfolio Managers.    Mark L. Casey, Partner of Capital International Investors (“CII”); Irfan M. Furniturewala, Partner of CII; Anne-Marie Peterson, Partner of Capital World Investors (“CWI”); Andraz Razen, Partner of CWI; Alan J. Wilson, Partner of CWI; and Paul Benjamin, Partner of CWI, have managed the Growth Fund since 2017, 2020, 2018, 2013, 2014, and 2018, respectively. The portfolio managers manage separate segments of the Growth Fund.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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5

UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class C shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s and the Growth Fund’s assets decrease and decrease as the Portfolio’s and the Growth Fund’s assets increase. As an investor in the Growth Fund, the Portfolio bears its pro-rata portion of the operating expenses of the Growth Fund, including the Growth Fund’s management fee. The information shown in the fee table and expense example, which appear in the Portfolio Summary, reflects the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of the Growth Fund during the last fiscal year.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.

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6

Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser, who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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THE SUMMARY PROSPECTUS FOR THE GROWTH FUND IS DELIVERED TOGETHER WITH THE PORTFOLIO’S SUMMARY PROSPECTUS. The statement of additional information of the Growth Fund is available upon request as described on the back cover.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Growth Fund’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Growth Fund’s adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Growth Fund could also miss attractive investment opportunities if its adviser underweights markets or industries where there are significant returns, and could lose value if the adviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Growth Fund will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Growth Fund may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Growth Fund’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Growth Fund to value illiquid investments than more liquid investments. There is also

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a risk that the Growth Fund will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Growth Fund may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Growth Fund’s shares. The Growth Fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which the Growth Fund may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Growth Fund’s payment obligations under a derivative investment, the cost of financing to the Growth Fund or an investment’s value or return to the Growth Fund, and may be used in other ways that affect the Growth Fund’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Growth Fund. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Growth Fund or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Growth Fund and may adversely affect the Growth Fund’s performance or net asset value.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. A master fund that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.

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If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Growth Fund may outperform or underperform other funds that employ a different investment style. The Growth Fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Growth Fund’s adviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

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Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Growth Fund’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Growth Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Growth Fund may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Growth Fund owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Growth Fund’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Growth Fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Growth Fund’s foreign currency or securities holdings. Although the Growth Fund may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Growth Fund.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent the Growth Fund invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is

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subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Growth Fund to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Growth Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Growth Fund the amount owned under the certificates.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.

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Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Growth Fund and the Portfolio invest, which could result in material adverse consequences for such issuers, and may cause the Growth Fund’s and the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Growth Fund or Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Growth Fund or the Portfolio, which may result in losses to the Growth Fund and the Portfolio and their shareholders. Furthermore, as a result of cyber-attacks, disruptions, or

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failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Growth Fund or the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price their investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Temporary Defensive Positions
The Growth Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies and that may prevent it from achieving its investment objective. For information concerning the circumstances under which the Growth Fund may take temporary defensive positions and the investments the Growth Fund may make in these circumstances, please refer to the prospectus for the Growth Fund.
Index Description
The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust. The Trustees also review the management of the Growth Fund’s assets by its investment adviser.
The Portfolio and the Growth Fund expect to maintain consistent investment objectives, but if the Growth Fund does not, the Portfolio may withdraw from the Growth Fund, receiving either cash or securities in exchange for its interest in the Growth Fund. In addition, BIA or the Trust’s Board of Trustees may withdraw the Portfolio from the Growth Fund if the Growth Fund’s investment policies significantly change or if, over a full market cycle, the Growth Fund consistently underperforms its benchmark or other funds with similar investment objectives and policies. The Trust’s Board of Trustees would then consider whether the Portfolio should hire its own investment adviser, invest in a different master fund, or take other action in the best interest of shareholders.
Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA selects the master fund in which the Portfolio will invest and monitors the master fund’s investment program. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.

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The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA receives no compensation for its services to the Portfolio. In the event that the Portfolio were to withdraw from the Growth Fund and invest its assets directly in investment securities, BIA would retain the services of an investment adviser and would receive a management fee at an annual rate of 0.750% of average daily net assets of the Portfolio.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.
The Master Fund’s Investment Adviser
Under the terms of the agreement between the investment adviser and the American Funds Insurance Series, the investment adviser develops a plan for investing the assets of the Growth Fund, selects the assets to be purchased and sold by the Growth Fund, selects the broker-dealer or broker-dealers through which the Growth Fund will buy and sell its assets, and negotiates the payment of commissions, if any, to those broker-dealers. Day-to-day management of the investments in the Growth Fund is the responsibility of the investment adviser’s portfolio managers. The portfolio managers of the Growth Fund are indicated below following a brief description of the investment adviser.
CAPITAL RESEARCH AND MANAGEMENT COMPANY, 333 South Hope Street, Los Angeles, California 90071, is the investment adviser to the Growth Fund and other mutual funds, including the American Funds Insurance Series. CRMC is an experienced investment management organization founded in 1931. As of December 31, 2020, CRMC had over $2.2 trillion in assets under management.
Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income division. The three equity investment divisions make investment decisions on an independent basis and include Capital World Investors, Capital Research Global Investors and Capital International Investors.
The total management fee paid by the Growth Fund, as a percentage of average net assets, for the fiscal year ended December 31, 2020 was 0.32%.

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CRMC uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio of the Growth Fund is divided into segments which are managed by individual managers. Managers decide how their respective segments will be invested, within the limits provided by the Growth Fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of CRMC and its investment divisions. In addition, CRMC’s research professionals may make investment decisions with respect to a portion of the Growth Fund’s portfolio. The primary portfolio managers for the Growth Fund are listed below.

Portfolio Managers for the Growth Fund/Title (if applicable)	Primary Title with CRMC (or affiliate)	Years of Experience as Portfolio Managers (and research professional, if applicable) (approximate)	Approximate Years of Experience as an Investment Professional
			With CRMC (or affiliate)	Total Years
Paul Benjamin	Partner—CWI	2 years (plus 12 years of prior experience as an investment analyst for the Growth Fund)	15	15
Mark L. Casey	Partner—CII	3 years (plus 13 years prior experience as an investment analyst for the Growth Fund)	20	20
Anne‑Marie Peterson	Partner—CWI	3 years (plus 13 years prior experience as an investment analyst for the Growth Fund)	16	26
Andraz Razen	Partner—CWI	7 years (plus 5 years of prior experience as an investment analyst for the Growth Fund)	16	22
Alan J. Wilson	Partner—CWI	6 years	29	35
Irfan M. Furniturewala	Partner—CII	Less than 1 year (plus 1 year of prior experience as an investment analyst for the Growth Fund)	20	21
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

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YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Master-Feeder Structure
The Growth Fund will have other shareholders, each of whom, along with the Portfolio, will pay their proportionate share of the Growth Fund’s expenses. As a shareholder of the Growth Fund, the Portfolio will have the same voting rights as other shareholders. It is anticipated that Contract owners will be solicited by Brighthouse for their voting instructions. The Portfolio has the right to switch master funds or decide to have BIA manage its assets directly if the Trust’s Board of Trustees decides it is in the best interest of the Portfolio to do so.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

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Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.

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Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio

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distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

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Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a master fund that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent a master fund invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If a master fund invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the master fund calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on

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closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). The Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the use of fair value pricing by a master fund is expected to reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the master fund’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
Investments in the master fund by the Portfolio are valued at the master fund’s closing daily net asset value in which the Portfolio invests. For information about the pricing policies of the master fund, including the circumstances under which the master fund will use fair value pricing and the effects of fair value pricing, please refer to the prospectus for the master fund. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Portfolio’s financial performance for the past five years (or the life of the Portfolio, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
American Funds® Growth Portfolio

Selected per share data
	Class C
	Year Ended December 31,
	2020		2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.58		$9.59	$11.19	$9.82	$12.11

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	) (b)	0.04	0.01	0.02	0.05
Net realized and unrealized gain	4.92		2.62	0.12	2.58	0.78

Total income (loss) from investment operations	4.92		2.66	0.13	2.60	0.83

Less Distributions
Distributions from net investment income	(0.10)		(0.05)	(0.05)	(0.05)	(0.04)
Distributions from net realized capital gains	(1.28)		(1.62)	(1.68)	(1.18)	(3.08)

Total distributions	(1.38)		(1.67)	(1.73)	(1.23)	(3.12)

Net Asset Value, End of Period	$14.12		$10.58	$9.59	$11.19	$9.82

Total Return (%) (c)	51.63		30.34	(0.50)	27.90	9.10

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.57		0.57	0.57	0.57	0.57
Ratio of net investment income (loss) to average net assets (%)	(0.01)		0.42	0.11	0.16	0.45
Portfolio turnover rate (%)	5		9	12	11	10
Net assets, end of period (in millions)	$1,741.7		$1,329.0	$1,093.2	$1,232.3	$1,104.3

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Net investment income (loss) was less than $0.01.

(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(d)	The ratio of operating expenses to average net assets does not include expenses of the master fund in which the Portfolio invests.

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, including the statement of additional information and other information about the Growth Fund, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎	By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I

American Funds® Growth Allocation Portfolio
Class B and Class C Shares
PROSPECTUS
April 30, 2021

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

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American Funds® Growth Allocation Portfolio

PORTFOLIO SUMMARY:
Investment Objective
Growth of capital.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class B	Class C
Management Fee	0.06%	0.06%
Distribution and/or Service (12b‑1) Fees	0.25%	0.55%
Other Expenses	0.01%	0.01%
Acquired Fund Fees and Expenses (Underlying Portfolio Fees and Expenses)	0.42%	0.42%

Total Annual Portfolio Operating Expenses	0.74%	1.04%
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class B	$76	$237	$411	$918
Class C	$106	$331	$574	$1,271
Portfolio Turnover
The Portfolio, which operates as a fund of funds, does not pay transaction costs when it buys and sells shares of the investment companies in which the Portfolio invests (the “Underlying Portfolios”) (or “turns over” its portfolio). An Underlying Portfolio pays transaction costs, such as commissions, when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the performance of both the Underlying Portfolios and the Portfolio. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 9% of the average value of its portfolio. Some of the Underlying Portfolios, however, may have portfolio turnover rates as high as 100% or more.
Principal Investment Strategies
The Portfolio will invest substantially all of its assets in shares of the Underlying Portfolios, which are funds of the American Funds Insurance Series® and other funds within the American Fund family that are not part of the American Funds Insurance Series. The Portfolio has a target allocation between the broad asset classes of equity and fixed income. Brighthouse Investment Advisers, LLC (“BIA”), the adviser to the Portfolio, establishes specific target investment percentages for the broad asset classes and the various components of each asset category. BIA determines these target allocations based on a variety of models and factors, including its long-term outlook for the return and risk characteristics of the various asset classes and the relationship between those asset classes. BIA then selects the Underlying Portfolios in which the Portfolio invests based on, among other factors, the Underlying Portfolios’ investment objectives, policies, investment process and portfolio analytical and management personnel.
Under normal circumstances, the Portfolio primarily invests in Underlying Portfolios that may hold large cap, small cap, mid cap or foreign equity securities and also invests in Underlying Portfolios that hold fixed income securities in accordance with target allocations of 85% to equity securities and 15% to fixed income securities.
The following chart describes the target allocations, as of April 30, 2021, between equity and fixed income securities. You should note that these percentages do not directly correspond to investment in the Underlying Portfolios because each Underlying Portfolio may contain one or more asset classes (e.g., equity and fixed income) and each Underlying Portfolio may contain various subsets of an asset class (e.g., small cap, mid cap and foreign securities).

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Although the Portfolio’s investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, the actual allocations to equity and fixed income securities may vary from the Portfolio’s target allocations in the chart below. Deviations from the asset class target allocations will affect the asset class subset target allocations. In addition, the Portfolio’s actual allocations could vary substantially from the target allocations due to market valuation changes.

Asset Class	Target Allocation *
Equity	85%
Domestic Equity		56%
Foreign Equity		29%
Fixed Income	15%
U.S. Investment Grade		9.5%
U.S. High Yield		3%
Foreign Fixed Income		2.5%

*	Individual figures may not add up to the totals shown due to rounding.
The “Foreign Equity” allocation shown above may be invested in foreign equity securities of any capitalization or country but primarily will be invested in larger capitalization companies of developed countries, and the “Foreign Fixed Income” allocation shown above may be invested in foreign fixed securities of any credit quality but primarily will be invested in investment grade debt.
The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well as, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential. The Portfolio seeks to achieve capital growth secondarily through its investments in Underlying Portfolios that invest in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers. The Portfolio may invest in Underlying Portfolios that invest substantially all of their assets in U.S. Government securities, as well as Underlying Portfolios that invest in investment grade and high-yield, high-risk bonds (commonly known as “junk bonds”).
Periodically, BIA will evaluate the Portfolio’s allocation between equity and fixed income, inclusive of the exposure to various investment styles and asset sectors, relative to the Portfolio’s risk profile. It is anticipated that any changes to the targets for the broad asset classes will be, in any given year, within a range of plus or minus 10% from the current allocations. Concurrently, BIA will consider whether to make changes to the Portfolio’s investments in any of the Underlying Portfolios.
For additional information about the Portfolio’s investment strategies, the names of the Underlying Portfolios in which the Portfolio may invest and where to find more detailed information about the Portfolio’s investments in the Underlying Portfolios, please see “Additional Information about the Portfolio’s Investment Strategies” in the Prospectus.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Direct risks of investing in the Portfolio include:
Underlying Portfolio Risk.    The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying Portfolios may be adversely affected if the Underlying Portfolios are unable to meet their investment objectives or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios. Any Underlying Portfolio may have multiple asset class exposures and such exposures may change over time. In addition, the Portfolio bears its pro-rata portion of the operating expenses of the Underlying Portfolios in which it invests.
Asset Allocation Risk.    The Portfolio’s ability to achieve its investment objective depends upon BIA’s analysis of various factors and BIA’s ability to select an appropriate mix of asset classes based on its analysis of such factors. The particular asset allocation selected for the Portfolio may not perform as well as other asset

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allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if BIA allocates a significant portion of the Portfolio’s assets to an asset class that does not perform as BIA anticipated, including relative to other asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.
Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:
Market Risk.    An Underlying Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by an Underlying Portfolio.
Interest Rate Risk.    The value of an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in an Underlying Portfolio’s shares and reduce the liquidity of an Underlying Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.

Credit and Counterparty Risk.    The value of an Underlying Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by an Underlying Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with an Underlying Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to an Underlying Portfolio, the Underlying Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
High Yield Debt Security Risk.    High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent an Underlying Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style.

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Mortgage-Backed and Asset-Backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause an Underlying Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by an Underlying Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of an Underlying Portfolio receiving payments of principal or interest may be substantially limited.
Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Underlying Portfolios might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Underlying Portfolios’ transaction costs, which can adversely affect the returns on the Portfolio’s investments in those Underlying Portfolios.
Derivatives Risk.    An Underlying Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase an Underlying Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, an Underlying Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases an Underlying Portfolio’s volatility and may require the Underlying Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent an Underlying Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Underlying Portfolio.
Model and Data Risk.    When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class B Shares as of December 31 of Each Year

Highest Quarter	2nd – 2020	18.74%
Lowest Quarter	1st – 2020	-18.77%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	10 Years
Class B	17.34%	12.84%	10.50%
Class C	16.93%	12.49%	10.16%
Dow Jones Moderately Aggressive Index (reflects no deduction for mutual fund fees or expenses)	14.14%	11.08%	8.94%
Management
Adviser.    Brighthouse Investment Advisers, LLC, is the Portfolio’s investment adviser.
Portfolio Managers.    The Portfolio is managed by a committee led by Kristi Slavin. Other members of the committee are Victor Soto and James Mason. Ms. Slavin has been a member since 2012. Mr. Soto has been a member since 2016. Mr. Mason has been a member since 2021.

American Funds® Growth Allocation Portfolio

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Purchase and Sale of Portfolio Shares

Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class B and Class C shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s and the Underlying Portfolios’ assets decrease and decrease as the Portfolio’s and the Underlying Portfolios’ assets increase. The percentage shown in the fee table for Acquired Fund Fees and Expenses (Underlying Portfolio Fees and Expenses), which appears in the Portfolio Summary, shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of the relevant Underlying Portfolios during the last fiscal year.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that

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there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser, who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Direct risks of investing in the Portfolio include:
Underlying Portfolio Risk
The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying Portfolios is directly related to the performance of the Underlying Portfolios. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among Underlying Portfolios and the ability of the Underlying Portfolios to meet their investment objectives. The Portfolio may not meet its investment objective, which could adversely affect its performance, if an Underlying Portfolio fails to execute its investment strategy effectively or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios. Any Underlying Portfolio may have multiple asset class exposures and such exposures may change over time. There can be no assurance that the investment objective of the Portfolio or any Underlying Portfolio will be achieved. As an investor in Underlying Portfolios, the Portfolio bears its pro‑rata portion of the operating expenses of those Underlying Portfolios, including such Underlying Portfolios’ management fee.
Asset Allocation Risk
The Portfolio’s ability to achieve its investment objective depends upon BIA’s analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations and BIA’s ability to select an appropriate mix of asset classes based on its analysis of such factors. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if BIA allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform as BIA anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:
Market Risk
An Underlying Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including

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terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by an Underlying Portfolio’s adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. An Underlying Portfolio could also miss attractive investment opportunities if its adviser underweights markets or industries where there are significant returns, and could lose value if the adviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of an Underlying Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, an Underlying Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Underlying Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for an Underlying Portfolio to value illiquid investments than more liquid investments. There is also a risk that an Underlying Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on an Underlying Portfolio’s shares. An Underlying Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which an Underlying Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining an Underlying Portfolio’s payment obligations under a derivative investment, the cost of financing to an Underlying Portfolio or

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an investment’s value or return to an Underlying Portfolio, and may be used in other ways that affect an Underlying Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for an Underlying Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by an Underlying Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to an Underlying Portfolio and may adversely affect an Underlying Portfolio’s performance or net asset value.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For an Underlying Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates may impact the yield of an Underlying Portfolio’s investments in fixed income securities and may increase the risk that, if followed by rising interest rates, the Underlying Portfolio’s performance will be negatively impacted. An Underlying Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response

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to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of an Underlying Portfolio’s fixed income investments will affect the volatility of the Underlying Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. An Underlying Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if an Underlying Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. In determining whether to increase or decrease interest rates, central banks typically consider, among other factors, the current state of the economy and markets, economic and financial forecasts, and the general economic outlook. There can be no assurance that the actions taken by central banks will have their intended effect.
The U.S. Government and the U.S. Federal Reserve have taken steps to support financial markets, including by keeping interest rates at low levels. The U.S. Federal Reserve has in the past reduced its market support activities. A reduction or withdrawal of U.S. Federal Reserve or other governmental support, including interest rate increases, could reduce the value of debt securities in which the Portfolio or an Underlying Portfolio invests.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in an Underlying Portfolio’s shares and reduce the liquidity of an Underlying Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., an Underlying Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If an Underlying Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Underlying Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

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An Underlying Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Underlying Portfolio. If an Underlying Portfolio engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Underlying Portfolio, the Underlying Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Underlying Portfolio in respect of the counterparty’s obligations to the Underlying Portfolio or recovering collateral that the Underlying Portfolio has provided to the counterparty and is entitled to recover, and the Underlying Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
High Yield Debt Security Risk
High yield debt securities, or “junk bonds”, are securities that are rated below “investment grade” or are not rated but are of equivalent quality. An Underlying Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than an Underlying Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, the Underlying Portfolio’s adviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Underlying Portfolio. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid.
An Underlying Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit and counterparty risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.
An Underlying Portfolio that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Underlying Portfolio, or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Underlying Portfolio’s adviser to be of comparable quality (“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. An Underlying Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. An Underlying Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

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Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect an Underlying Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, an Underlying Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, an Underlying Portfolio may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent an Underlying Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Underlying Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of an Underlying Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying Portfolio’s foreign currency or securities holdings. Although an Underlying Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Underlying Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

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To the extent an Underlying Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent an Underlying Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Underlying Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Underlying Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Underlying Portfolio the amount owned under the certificates.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. An Underlying Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller

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and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style. An Underlying Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by an Underlying Portfolio’s adviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Mortgage-Backed and Asset-Backed Securities Risk
Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they are particularly sensitive to interest rates. On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative,” the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation began issuing uniform mortgage-backed securities (“UMBS”). All of the risks applicable to investing in mortgage-backed securities are applicable to investing in UMBS.

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Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.
Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed will be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts exposes an Underlying Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, an Underlying Portfolio may buy mortgage-backed or asset‑backed securities at a premium. Accelerated prepayments on these securities could cause an Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.
Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause an Underlying Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.
Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities. During periods of market stress or high redemptions, an Underlying Portfolio may be forced to sell these securities at significantly reduced prices. Liquidity risk is even greater for mortgage pools that include subprime mortgages.
The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any.
If an Underlying Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Underlying Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to an Underlying Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The

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risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non‑payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.
Portfolio Turnover Risk
The investment techniques and strategies utilized by the Underlying Portfolios might result in a high degree of portfolio turnover. In addition, the Underlying Portfolios’ turnover rates may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in an Underlying Portfolio’s investment adviser. High portfolio turnover rates will increase the Underlying Portfolios’ transaction costs, which can adversely affect the returns on the Portfolio’s investments in those Underlying Portfolios.
Derivatives Risk
An Underlying Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase an Underlying Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.
When a derivative or other instrument is used as a hedge against an offsetting position that an Underlying Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security. Conversely, such hedging transactions limit the opportunity for gain if the value of the Underlying Portfolio’s hedged position should increase. To the extent an Underlying Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or if an Underlying Portfolio hedges imperfectly, the Underlying Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Due to their complexity, derivatives may not perform as intended. As a result, an Underlying Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. An Underlying Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which an Underlying Portfolio engage give rise to a form of leverage. Leveraging may cause an Underlying Portfolio’s performance to be more volatile than if the Underlying Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes an Underlying Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed an Underlying Portfolio’s returns from those transactions, resulting in the Underlying Portfolio incurring losses or

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reduced gains. The use of leverage may cause an Underlying Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.
Use of derivatives subjects an Underlying Portfolio to counterparty risk, which is the risk that a counterparty with whom the Underlying Portfolio has entered into a transaction fails to satisfy its obligation to the Underlying Portfolio in connection with that transaction. If an Underlying Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Underlying Portfolio.
On October 28, 2020, the Securities and Exchange Commission adopted Rule 18f-4 under the 1940 Act, which, once effective, will apply to an Underlying Portfolio’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior Securities and Exchange Commission guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The application of Rule 18f-4 to an Underlying Portfolio could restrict the Underlying Portfolio’s ability to utilize derivative investments and financing transactions and prevent the Underlying Portfolio from implementing its principal investment strategies in the manner that it has historically, which may result in changes to the Underlying Portfolio’s principal investment strategies and could adversely affect the Underlying Portfolio’s performance.
Additional government regulation of derivative instruments may limit or prevent an Underlying Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Underlying Portfolio.
Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Portfolio’s Adviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Portfolio’s Adviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Portfolio’s investments.
When Models and Data used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Portfolio’s Adviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell

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certain investments at prices that are too low or miss favorable investment opportunities altogether. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Portfolio’s Adviser may be predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on the accuracy and reliability of the supplied historical data. In addition, Models that are predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark-to-market basis. Use of these Models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Subadviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.
All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Understanding the Portfolio
The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in the Underlying Portfolios, which are funds of the American Funds Insurance Series (the “AFIS Funds”) and other funds within the American Fund family that are not part of the American Funds Insurance Series (the “AF Retail Funds”). BIA first establishes a target allocation between the broad asset classes of equity and fixed income and sets target percentages for various components of each broad asset category. For example, within the broad equity category, BIA will establish targets for domestic and foreign equities. BIA then selects a combination of Underlying Portfolios designed to meet both the broad and narrow asset class targets. The selection of Underlying Portfolios will be based on, among other factors, the Underlying Portfolios’ investment objectives, policies, investment processes, portfolio characteristics and investment personnel. BIA may add new Underlying Portfolios, replace existing Underlying Portfolios with other AFIS Funds, other AF Retail Funds, or other portfolios of the Trust or Brighthouse Funds Trust II (“Trust II”). They may also change the allocations among the Underlying Portfolios, dependent upon, among other factors, changing market dynamics, changes to the investment personnel, investment process, or criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a diversification benefit to the Portfolio. Information regarding the Underlying Portfolios is set forth in Appendix A to this Prospectus and included in the current summary prospectuses and prospectuses for those

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portfolios. Copies of the summary prospectuses and prospectuses may be obtained free of charge by calling or writing the Trust at the telephone number or address on the back cover page of this Prospectus.
Before selecting Underlying Portfolios, BIA analyzes each Underlying Portfolio’s historic security holdings and performance to determine the Underlying Portfolio’s investment attributes. For example, for Underlying Portfolios structured for equity investment, large-cap, mid-cap, and small-cap exposure is considered, as is the investment bias toward growth or value style of investment. For Underlying Portfolios that invest in fixed income securities, the effective duration, credit quality and currency denomination is evaluated in conjunction with exposure to particular sectors of the fixed income marketplace, including U.S. Treasury securities, government agencies, asset-backed securities, mortgage-backed securities, investment grade corporate bonds, high yield corporate bonds, non-U.S. government and corporate obligations, emerging market debt and cash or money market instruments. Depending upon the amount of cash or money market instruments held in the aggregate among the Underlying Portfolios, the Portfolio maintains the ability to invest in an Underlying Portfolio that holds only money market instruments. BIA also evaluates the performance dynamics among the Underlying Portfolios and their respective holdings in order to determine the appropriate weighting for the Portfolio’s risk profile.
Periodically, BIA will communicate with management personnel of the Underlying Portfolios to discuss the positioning of the Underlying Portfolios and any changes that may have occurred. Periodically, BIA will evaluate the Portfolio’s allocation between the broad asset classes of equity and fixed income, as well as the exposure to various investment styles and asset sectors within the broad asset classes. It is anticipated that any changes to the targets for the broad asset classes of equity and fixed income will be, in any given year, within a range of plus or minus 10% from the current allocations. Concurrently, BIA will consider whether to make changes to the allocation to any of the Underlying Portfolios. If a new Underlying Portfolio is selected or the allocation to an existing Underlying Portfolio is adjusted by BIA, a corresponding shifting of allocations to the remaining Underlying Portfolios will result.
The Portfolio may invest in the following AFIS Funds:

American High-Income Trust
Capital World Bond Fund
Capital World Growth and Income Fund
Global Growth Fund
Global Small Capitalization Fund
Growth-Income Fund
Growth Fund
International Fund
International Growth and Income Fund
New World Fund
The Bond Fund of America
Ultra-Short Bond Fund
U.S. Government Securities Fund
Washington Mutual Investors Funds
The Portfolio may invest in the following AF Retail Funds:

AMCAP Fund
American Balanced Fund
American Funds Corporate Bond Fund
American Funds Developing World Growth and Income Fund
American Funds Emerging Markets Bond Fund
American Funds Global Balanced Fund
American Funds Inflation Linked Bond Fund
American Funds Mortgage Fund

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American Funds Strategic Bond Fund
American High-Income Trust
American Mutual Fund
Capital Income Builder
Capital World Bond Fund
Capital World Growth and Income Fund
EuroPacific Growth Fund
Fundamental Investors
Intermediate Bond Fund of America
International Growth and Income Fund
New Perspective Fund
New World Fund
Short-Term Bond Fund of America
SMALLCAP World Fund
The Bond Fund of America
The Growth Fund of America
The Income Fund of America
The Investment Company of America
The New Economy Fund
U.S. Government Securities Fund
Washington Mutual Investors Fund

There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Portfolio. BIA may take into account these capacity considerations when allocating investments among the Underlying Portfolios. BIA may add new Underlying Portfolio investments or replace existing Underlying Portfolio investments for the Portfolio at any time.
Although the Portfolio’s investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, as set forth in the Portfolio Summary, the Portfolio’s actual allocations may be different from its target allocations. Actual allocations may be different from target allocations because of, for example, changes to the Underlying Portfolios’ asset values due to market movements. BIA may manage cash flows into or out of the Portfolio in a way to bring actual allocations more closely in line with the target allocations. In addition, BIA will generally rebalance allocations among the Underlying Portfolios on a quarterly basis to correspond to the target allocations.
More detailed information about the Portfolio’s investments in the Underlying Portfolios is available from the Trust at the following www.brighthousefinancial.com/products/fund-resources.
Please note that the expenses of the Underlying Portfolios, as set forth in the Portfolio Summary, could change as the Underlying Portfolios’ asset values change or through the addition or deletion of Underlying Portfolios. Because the Portfolio invests in Underlying Portfolios, the costs of investing in the Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. The Portfolio, as a shareholder, will pay its share of the Underlying Portfolios’ expenses as well as the Portfolio’s own expenses. Therefore, an investment in the Portfolio may result in the duplication of certain expenses. Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by BIA.
BIA has broad discretion to allocate and reallocate the assets of the Portfolio among the Underlying Portfolios consistent with the Portfolio’s investment objective and policies and target allocations. In addition to the investment advisory fee charged by BIA for its asset allocation services, BIA would receive investment advisory fees from any affiliated Underlying Portfolios in which the Portfolio may invest. In this regard, BIA has an incentive to select and invest the Portfolio’s assets in affiliated Underlying Portfolios with higher fees than other Underlying Portfolios. Also BIA may believe that certain Underlying Portfolios could benefit

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from additional assets or could be harmed by redemptions. As a fiduciary, BIA is obligated to disregard these incentives in advising the Portfolio. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the Underlying Portfolios of the Trust. Currently, BIA does not invest the Portfolio’s assets in any affiliated Underlying Portfolios.
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio and Underlying Portfolios have adopted policies that set, for example, minimum and maximum percentages of their respective assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s or Underlying Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Portfolio Turnover
Although the Portfolio generally does not engage in active and frequent trading of portfolio securities, the Underlying Portfolios may do so in an attempt to achieve their investment objectives.

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Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not

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been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Underlying Portfolios and the Portfolio invest, which could result in material adverse consequences for such issuers, and may cause the Underlying Portfolios’ and the Portfolio’s investments to lose value. In addition, cyber-attacks involving an Underlying Portfolio or Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Underlying Portfolios or the Portfolio, which may result in losses to the Underlying Portfolios and the Portfolio and their shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Underlying Portfolios or the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price their investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. BIA may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Dow Jones Moderately Aggressive Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 80% of the risk of an all equity portfolio.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by BIA. Information about the Trustees and executive officers of the Trust is contained in the SAI.

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The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, manages the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA is responsible for the general management and administration of the Portfolio. In addition to its managerial responsibilities, BIA is responsible for determining the asset allocation range for the Portfolio and establishing specific percentage targets for each asset class and each Underlying Portfolio to be held by the Portfolio based on the investment objectives and policies of the Underlying Portfolios, BIA’s investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
The Portfolio is managed by a committee composed of the individuals listed below.
Kristi Slavin, CFA, CAIA, is the Chair of the committee. She has been President of BIA and Chair of the BIA Board of Managers since 2016, and has worked for BIA since 2008. Ms. Slavin has been President and Chief Executive Officer of the Trust and Trust II since 2016. From 2014 until 2017, she was a Vice President of Metropolitan Life Insurance Company (“Metropolitan Life”).
Victor Soto, CFA, CAIA, FRM, has been Executive Vice President of BIA since 2016 and has worked for BIA since 2015. Mr. Soto has been Vice President of the Trust and Trust II since 2018. From 2015 until 2017, he was an Assistant Vice President of Metropolitan Life. From 2013 until he joined BIA, Mr. Soto was a Portfolio Manager at 1st Global.
James Mason, CFA, FRM, has been Asset Allocation Portfolio Management Director of BIA since 2021. From 2015 until 2021, Mr. Mason was a Director responsible for BIA’s oversight of its equity and fixed income portfolio strategies.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.100% of the first $500 million of such assets plus 0.075% of such assets over $500 million up to $1 billion plus 0.050% of such assets over $1 billion. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.06% of the Portfolio’s average daily net assets.

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The SAI provides additional information about each committee member’s compensation, other accounts managed and the member’s ownership of securities in the Portfolio.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the

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Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Fund of Funds Structure
Each Underlying Portfolio will have other shareholders, each of whom, along with the Portfolio, will pay their proportionate share of the Underlying Portfolio’s expenses. As a shareholder of an Underlying Portfolio, the Portfolio will have the same voting rights as other shareholders.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.

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Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available

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investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing

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inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state

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insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long‑term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in an Underlying Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent an Underlying Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If an Underlying Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Underlying Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). The Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the use of fair value pricing by an Underlying Portfolio is expected to reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Underlying Portfolio’s shareholders.

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Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
Investments in Underlying Portfolios by the Portfolio are valued at the closing daily net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the pricing policies of the Underlying Portfolios, including the circumstances under which the Underlying Portfolios will use fair value pricing and the effects of fair value pricing, please refer to the prospectuses of the Underlying Portfolios. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
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Selected per share data
	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.12	$9.10	$10.36	$9.23	$9.57

Income (Loss) from Investment Operations
Net investment income (a)	0.11	0.15	0.15	0.14	0.13
Net realized and unrealized gain (loss)	1.43	1.92	(0.65)	1.78	0.68

Total income (loss) from investment operations	1.54	2.07	(0.50)	1.92	0.81

Less Distributions
Distributions from net investment income	(0.19)	(0.20)	(0.16)	(0.15)	(0.16)
Distributions from net realized capital gains	(0.74)	(0.85)	(0.60)	(0.64)	(0.99)

Total distributions	(0.93)	(1.05)	(0.76)	(0.79)	(1.15)

Net Asset Value, End of Period	$10.73	$10.12	$9.10	$10.36	$9.23

Total Return (%) (b)	17.34	24.05	(5.52)	21.71	9.28

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.32	0.32	0.32	0.32	0.32
Ratio of net investment income to average net assets (%) (d)	1.15	1.59	1.50	1.44	1.43
Portfolio turnover rate (%)	9	7	8	7	9
Net assets, end of period (in millions)	$32.8	$27.4	$22.9	$24.4	$20.1

	Class C
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.01	$9.01	$10.26	$9.15	$9.49

Income (Loss) from Investment Operations
Net investment income (a)	0.08	0.12	0.12	0.11	0.11
Net realized and unrealized gain (loss)	1.40	1.90	(0.64)	1.77	0.67

Total income (loss) from investment operations	1.48	2.02	(0.52)	1.88	0.78

Less Distributions
Distributions from net investment income	(0.15)	(0.17)	(0.13)	(0.13)	(0.13)
Distributions from net realized capital gains	(0.74)	(0.85)	(0.60)	(0.64)	(0.99)

Total distributions	(0.89)	(1.02)	(0.73)	(0.77)	(1.12)

Net Asset Value, End of Period	$10.60	$10.01	$9.01	$10.26	$9.15

Total Return (%) (b)	16.93	23.64	(5.77)	21.34	8.96

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.62	0.62	0.62	0.62	0.62
Ratio of net investment income to average net assets (%) (d)	0.83	1.25	1.14	1.10	1.19
Portfolio turnover rate (%)	9	7	8	7	9
Net assets, end of period (in millions)	$3,296.3	$3,075.0	$2,753.4	$3,215.6	$2,844.4

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.

(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

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APPENDIX A
DESCRIPTION OF THE UNDERLYING PORTFOLIOS
The Portfolio may invest in Class 1 shares of Underlying Portfolios that are AFIS Funds. The following table sets forth: (i) the names of those Underlying Portfolios, (ii) the expense ratios of the Class 1 shares of those Underlying Portfolios for the most recent fiscal year, and (iii) brief descriptions of those Underlying Portfolios’ investment goals and principal strategies. Each of the Underlying Portfolios that is an AFIS Fund is managed by Capital Research and Management Company. The following descriptions are qualified in their entirety by reference to the statements of additional information and the prospectuses for the Underlying Portfolios that are AFIS Funds.

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
Washington Mutual Investors Fund Class 1	0.27%
The Fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The Fund invests primarily in common stocks of established companies that are listed on, or meet the financial listing requirements of, the New York Stock Exchange and have a strong record of earnings and dividends. The Fund strives to accomplish its objective through Fundamental research, careful selection and broad diversification. In the selection of common stocks and other securities for investment, current and potential income as well as the potential for long-term capital appreciation are considered. The Fund seeks to provide an above-average yield in its quarterly income distribution in relation to the S&P 500 Index (a broad, unmanaged index). The Fund strives to maintain a fully invested, diversified portfolio, consisting primarily of high-quality common stocks.

The Bond Fund of America Class 1	0.21%	The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Normally, the Fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by derivatives. The Fund invests at least 60% of its assets in debt securities (excluding derivatives) rated A3 or better or A- or better by NSRSOs designated by the Fund’s investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the Fund’s investment adviser, and in U.S. government securities, money market instruments, cash or cash equivalents. The Fund may invest up to 10% of its assets in debt securities rated Ba1 or below and BB+ or below by NSROs designated by the Fund’s investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the Fund’s investment adviser. The Fund may invest in debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The Fund may invest in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. The Fund may invest in futures contracts and swaps, which are types of derivatives.

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Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
Capital World Bond Fund Class 1	0.48%
The Fund seeks to provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the Fund and the changes in the market value of the Fund’s investments. Under normal market circumstances, the Fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by other investment instruments, including derivatives. The Fund invests primarily in debt securities, including asset-backed and mortgage-backed securities and securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. The Fund will invest substantially in securities of issuers domiciled in a number of countries outside the United States, and such investments may include securities of issuers domiciled in developing countries. Normally, the Fund invests substantially in investment-grade bonds (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations designated by the Fund’s investment adviser or unrated but determined to be of equivalent quality by the Fund’s investment adviser). The Fund may also invest up to 25% of its assets in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the Fund’s investment adviser or unrated but determined to be of equivalent quality by the Fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.” The total return of the Fund will be the result of interest income, changes in the market value of the Fund’s investments and changes in the values of other currencies relative to the U.S. dollar.

The Fund may invest in certain derivative instruments. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index. The Fund may invest in a derivative only if, in the opinion of the investment adviser, the expected risks and rewards of the proposed investment are consistent with the investment objective and strategies of the Fund as disclosed in this prospectus and in the Fund’s statement of additional information. The Fund is non-diversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, the Fund intends to limit its investments in the securities of any single issuer.

Global Growth Fund Class 1	0.56%	The Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies located around the world, including in the U.S., that are believed to have potential for growth. The fund may invest a portion of its assets in companies located in emerging markets. Under normal market conditions, the Fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the Fund’s investment adviser, in which case the Fund would invest at least 30% of its net assets in issuers outside the United States).

Capital World Growth and Income Fund Class 1	0.43%	The Fund seeks to provide long-term growth of capital while providing current income by investing primarily in common stocks of well-established companies located around the world, including in the U.S. and emerging markets, believed to have the potential for growth and/or to pay dividends. The Fund invests, on a global basis, in common stocks that are denominated in U.S. dollars or other currencies. Under normal market circumstances the Fund will invest a significant portion of its assets in securities of issuers domiciled outside the United States, and such investments may include securities domiciled in developing countries. The Fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the Fund tends to invest in stocks believed to be relatively resilient to market declines.

Global Small Capitalization Fund Class 1	0.74%	The Fund seeks to provide long-term growth of capital by investing primarily in growth-oriented common stocks and other equity type securities of smaller companies located around the world, including in the U.S. and emerging markets. Normally, the Fund invests at least 80% of its assets in equity type securities of companies with small market capitalizations of $6.0 billion or less, measured at the time of purchase. However, the Fund’s holding of small capitalization stocks may fall below the 80% threshold due to subsequent market action.

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Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy

Growth-Income Fund Class 1	0.30%	The Fund seeks to achieve long-term growth of capital and income by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States.

Growth Fund Class 1	0.36%	The Fund seeks to provide growth of capital by investing primarily in common stocks and companies that appear to offer superior opportunities for growth of capital. The Fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States.

American High-Income Trust Class 1	0.33%
The Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing primarily in higher yielding and generally lower quality debt securities (rated Ba1 or below or BB+ or below by NRSROs or unrated but determined to be of equivalent quality), including corporate loan obligations. Such securities may be represented by other instruments, including derivatives. Generally, the Fund may invest in debt securities of any maturity or duration. The Fund is designed for investors who can tolerate greater credit risk and price fluctuations than those that exist in funds investing in higher-quality debt securities.

The Fund may also invest in futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index. The Fund may invest in a derivative only if, in the opinion of the investment adviser, the expected risks and rewards of the proposed investment are consistent with the investment objectives and strategies of the Fund as disclosed in the Fund’s prospectus and in the Fund’s statement of additional information.

International Fund Class 1	0.55%	The Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies located outside the United States, including those located in emerging markets, believed to have the potential for growth.

International Growth and Income Fund Class 1	0.68%	The Fund seeks to provide long-term growth of capital while providing current income. The Fund invests primarily in stocks of larger, well-established companies domiciled outside the U.S., including developing countries, believed to have the potential for growth and/or to pay dividends. Currently, the Fund intends to invest at least 90% of its assets in securities of issuers domiciled outside the U.S. and whose securities are primarily listed on exchanges outside the U.S. The Fund therefore expects to be invested in numerous countries outside the U.S. The Fund focuses on stocks of companies with strong earnings that pay dividends. The Fund’s investment adviser believes that these stocks may be more resistant to market declines than stocks of companies that do not pay dividends.

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Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy

New World Fund Class 1	0.59%
The Fund invests primarily in common stocks of companies with significant exposure to countries with developing economies and/or markets. The securities markets of these countries may be referred to as emerging markets. The Fund may invest in equity securities of any company, regardless of where it is based (including developed countries), if the Fund’s investment adviser determines that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries.

Under normal market conditions, the Fund invests at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets. The Fund may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.

In determining whether a country is qualified, the Fund’s investment adviser considers such factors as the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of gross domestic product, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains. The Fund’s investment adviser maintains a list of qualified countries and securities in which the Fund may invest.

The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the Fund’s investment adviser or unrated but determined to be of equivalent quality by the Fund’s investment adviser), with exposure to these countries. Bonds rated Ba1 or BB+ or below are sometimes referred to as “junk bonds.”

In addition, the Fund may invest in nonconvertible debt securities of issuers, including issuers of lower rated bonds and government bonds, that are primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries.

Ultra-Short Bond Fund Class 1	0.37%	The Fund seeks to provide current income, consistent with the maturity and quality standards applicable to the Fund, and preservation of capital and liquidity. Normally, the Fund invests substantially in short-term government securities and high-quality money market instruments, such as commercial paper, commercial bank obligations and ultra-short term debt securities. The Fund maintains a dollar-weighted average portfolio maturity of 60 days or less. The Fund may enter into repurchase agreements that are fully collateralized by cash or government securities. In addition, the Fund may invest in securities issued by entities domiciled outside the U.S. and securities with credit and liquidity support features provided by entities domiciled outside the U.S. The Fund may also invest in securities of U.S. issuers with substantial operations outside the U.S.

U.S. Government Securities Fund Class 1	0.23%
The Fund seeks to provide a high level of current income consistent with preservation of capital. Normally at least 80% of the Fund’s assets will be invested in securities that are guaranteed or sponsored by the U.S. government, its agencies and instrumentalities, including bonds and other debt securities denominated in U.S. dollars, which may be represented by other investment instruments, including derivatives. The Fund is designed for investors seeking income, long-term capital preservation and more price stability than from investing in stocks and lower quality debt securities, and capital preservation over the long term.

The Fund may also invest a significant portion of its assets in mortgage-backed securities, including contracts for future delivery of such securities. Certain of these securities may not be backed by the full faith and credit of the U.S. government and may be supported only by the credit of the issuer.

The Portfolio also may invest in Class R-6 shares of Underlying Portfolios that are AF Retail Funds. The following table sets forth: (i) the names of those Underlying Portfolios, (ii) the

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expense ratios of the Class R-6 shares of those Underlying Portfolios for the most recent fiscal year, and (iii) brief descriptions of those Underlying Portfolios’ investment goals and principal strategies. Each of the Underlying Portfolios that is an AF Retail Fund is managed by Capital Research and Management Company. The following descriptions are qualified in their entirety by reference to the statements of additional information and the prospectuses for the Underlying Portfolios that are AF Retail Funds.

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
AMCAP Fund Class R-6	0.34%	The Fund seeks to provide long-term growth of capital. The Fund invests primarily in common stocks of U.S. companies that have solid long-term growth records and the potential for good future growth. The Fund may invest in common stocks and other securities of issuers domiciled outside the United States to a limited extent.

American Balanced Fund Class R‑6	0.26%
The investment objectives of the Fund are: (1) conservation of capital, (2) current income and (3) long-term growth of capital and income. The Fund uses a balanced approach to invest in a broad range of securities, including common stocks and investment-grade bonds (rated Baa3 or better or BBB‑ or better by NRSROs designated by the investment adviser or unrated but determined to be of equivalent quality).

The Fund also invests in securities issued and guaranteed by the U.S. government and by federal agencies and instrumentalities. In addition, the Fund may invest a portion of its assets in common stocks, most of which have a history of paying dividends, bonds and other securities of issuers domiciled outside the United States.

Normally the Fund will maintain at least 50% of the value of its assets in common stocks and at least 25% of the value of its assets in debt securities, including money market securities. Although the Fund focuses on investments in medium to larger capitalization companies, the Fund’s investments are not limited to a particular capitalization size.

American Funds Corporate Bond Fund Class R‑6	0.49%
The Fund seeks to provide maximum total return consistent with capital preservation and prudent risk management by investing primarily in investment-grade corporate debt securities, such as bonds. Normally, at least 80% of the Fund’s assets will be invested in corporate debt securities, which may be represented by other investment instruments, including derivatives. The Fund will also normally invest all of its assets in debt instruments, including bonds, mortgage- and other asset-backed securities, cash, cash equivalents (including shares of money market or similar funds managed by the investment adviser or its affiliates) and certain derivative instruments, with quality ratings of Baa3 or better or BBB‑ or better by NRSROs designated by the investment adviser or in debt instruments that are unrated but determined at the time of purchase to be of equivalent quality by the investment adviser.

However, the Fund may invest in debt securities guaranteed or sponsored by the U.S. government, as well as debt issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government, without regard to the quality rating assigned to the U.S. government by an NRSRO.

The Fund may invest significantly in debt securities issued by companies domiciled outside the United States, including issuers domiciled in developing countries. All securities held by the Fund will be denominated in U.S. dollars.

The Fund may invest in certain derivative instruments, such as futures contracts and swaps.

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Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy

American Funds Developing World Growth and Income Fund Class R‑6	0.84%
The Fund’s investment objective is to provide long-term growth of capital while providing current income.

Under normal market conditions, the Fund will invest at least 80% of its assets in securities that are (1) issued by companies in developing countries; (2) principally traded in the securities markets of developing countries; (3) denominated in developing country currencies; or (4) issued by companies deemed to be suitable for investment by the Fund because they have significant economic exposure to developing countries. In determining whether a country is a developing country, the investment adviser will consider, among other things, whether the country is generally considered to be a developing country by the international financial community, the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of the country’s gross domestic product, and the overall regulatory environment of the country, including the presence of government regulation limiting or banning foreign ownership and restrictions on repatriation of initial capital, dividends, interest and/or capital gains.

For example, the investment adviser currently expects that most countries included in any one of the Morgan Stanley Capital Index (MSCI) emerging markets indices will be treated as developing countries. The Fund may invest in securities of any company, regardless of where it is domiciled, if the investment adviser determines that the company has significant economic exposure to a developing country. An issuer will be deemed to have significant economic exposure to a developing country if at least 50% of its assets are located in a developing country or at least 50% of its total revenues or profits are derived, or, in the opinion of the investment adviser, are expected to be derived, from goods or services produced or sold in a developing country. The Fund may have significant exposure to one or more developing countries.

American Funds® Growth Allocation Portfolio

A-41

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy

American Funds Emerging Markets Bond Fund Class R‑6	0.67%
The Fund’s investment objective is to provide a high level of total return over the long term, of which current income is a large component.

The Fund will invest at least 80% of its net assets (including any borrowing for investment purposes) in bonds and other debt securities, which may be represented by other investment instruments, including derivatives. The Fund will invest at least 80% of its net assets (including any borrowing for investment purposes) in securities of emerging markets issuers, defined as securities: (1) that are from issuers in emerging markets as defined by global index providers designated by the investment adviser (for example, the investment adviser expects that most emerging markets included in any one of the Morgan Stanley Capital Index (MSCI) Emerging Markets or Frontier Market Indices or J.P. Morgan Emerging Markets Bond and J.P. Morgan Global Bond Indices will be treated as emerging markets); (2) that are denominated in emerging markets currencies; (3) that are from issuers deemed to be suitable for the Fund because they have or are expected to have significant economic exposure to emerging markets (through assets, revenues, or profits); (4) that are issued by countries rated Ba/BB or lower; or (5) that are issued by countries that are on an International Monetary Fund (“IMF”) program, have outstanding liabilities to the IMF or have exited an IMF program no more than five years earlier. The Fund may invest up to 100% of its assets in securities denominated in currencies other than the U.S. dollar. The Fund may invest in any quality debt securities with a wide range of maturities.

The Fund may invest in certain derivative instruments, such as forward currency contracts, futures contracts and swaps.

The Fund invests primarily in securities of emerging market issuers, including for example, sovereign debt of emerging market countries and debt of companies located in or with substantial business in emerging markets. Such securities may be rated Ba1 or below and BB+ or below, or in securities that are unrated but determined to be of equivalent quality by the investment adviser.

The Fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case.

American Funds® Growth Allocation Portfolio

A-42

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy

American Funds Global Balanced Fund Class R‑6	0.49%
The Fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

As a balanced fund with global scope, the Fund seeks to invest in equity and debt securities around the world that offer the opportunity for growth and/or provide dividend income, while also constructing the portfolio to protect principal and limit volatility.

Normally the Fund will maintain at least 45% of the value of its assets in common stocks and other equity investments. Although the Fund’s equity investments focus on medium to larger capitalization companies, the Fund’s investments are not limited to a particular capitalization size.

Normally the Fund will invest at least 25% of the value of its assets in bonds and other debt securities (including money market instruments). These will consist of investment grade securities (rated Baa3 or better or BBB– or better by NRSROs designated by the investment adviser or unrated but determined to be of equivalent quality by the investment adviser).

The Fund will allocate its assets among various countries, including the United States (but in no fewer than three countries). Under normal market conditions, the Fund will invest at least 40% of its net assets in issuers outside the United States, unless market conditions are not deemed favorable by the investment adviser, in which case the Fund would invest at least 30% of its net assets in issuers outside the United States.

The Fund’s ability to invest in issuers outside the United States includes investing in emerging markets.

The Fund may invest in bonds and other debt securities, including securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The Fund may also invest in securities of governments, agencies, corporations and other entities domiciled outside the United States. These investments will typically be denominated in currencies other than U.S. dollars.

American Funds® Growth Allocation Portfolio

A-43

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy

American Funds Inflation Linked Bond Fund Class R‑6	0.31%
The Fund’s investment objective is to provide inflation protection and income consistent with investment in inflation-linked securities.

The Fund seeks to provide inflation protection and income by investing primarily in inflation-linked securities. Normally, at least 80% of the Fund’s assets will be invested in inflation-linked bonds issued by U.S. and non‑U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index so that principal and interest adjust to reflect changes in the index. For example, U.S. Treasury Inflation-Protected Securities (TIPS) are linked to the Consumer Price Index for Urban Consumers (CPURNSA). Other sovereign governments and corporations also issue inflation-linked securities that are tied to their own local consumer price index or the CPURNSA.

The Fund will invest at least 80% of its assets in securities guaranteed or sponsored by the U.S. government without regard to the quality rating assigned to the U.S. government by a NRSRO. To the extent the Fund invests in other debt securities, the Fund will invest in debt securities with quality ratings of Baa3 or better or BBB‑ or better by NRSROs designated by the investment adviser or in debt securities that are unrated but determined to be of equivalent quality by the investment adviser. The Fund may invest in debt securities with a wide range of maturities.

The Fund may also invest in certain derivative instruments, such as futures contracts and swaps.

American Funds Mortgage Fund Class R‑6	0.25%
The Fund’s investment objective is to provide current income and preservation of capital.

Normally at least 80% of the Fund’s assets will be invested in mortgage-related securities, including securities collateralized by mortgage loans and contracts for future delivery of such securities (such as to be announced contracts and mortgage dollar rolls). The Fund will invest primarily in mortgage-related securities that are sponsored or guaranteed by the U.S. government, such as securities issued by government-sponsored entities that are not backed by the full faith and credit of the U.S. government, and nongovernment mortgage-related securities that are rated in the Aaa or AAA rating category (by NRSROs designated by the investment adviser) or unrated but determined to be of equivalent quality by the investment adviser. The Fund may also invest in debt issued by federal agencies. In the case of to be announced contracts, each contract for future delivery is normally of short duration. The Fund may also invest in certain derivative instruments, such as futures contracts and swaps.

American Funds® Growth Allocation Portfolio

A-44

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy

American Funds Strategic Bond Fund Class R‑6	0.43%
The Fund’s investment objective is to provide maximum total return consistent with preservation of capital.

The Fund will invest at least 80% of its assets in bonds and other debt securities, which may be represented by other investment instruments, including derivatives. The Fund may invest in a broad range of debt securities, including corporate bonds and debt and mortgage-backed securities issued by government sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The Fund may invest in inflation-linked bonds issued by U.S. and non‑U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.

The Fund will invest no more than 35% of its assets in securities rated Ba1 or below and BB+ or below by NRSROs designated by the investment adviser, or in securities that are unrated but determined to be of equivalent quality by the investment adviser. The Fund may invest up to 35% of its assets in securities denominated in currencies other than the U.S. dollar and up to 35% of its assets in securities of emerging market issuers.

The Fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case.

American High Income Trust Class R‑6	0.33%
The Fund’s primary investment objective is to provide a high level of current income. Its secondary investment objective is capital appreciation.

The Fund invests primarily in higher yielding and generally lower quality debt securities (rated Ba1 or below or BB+ or below by NRSROs or unrated but determined by the investment adviser to be of equivalent quality), including corporate loan obligations. The Fund may also invest a portion of its assets in securities of issuers domiciled outside the United States.

The Fund may also invest in certain derivative instruments, such as futures contracts and swaps.

American Mutual Fund Class R-6	0.27%
The Fund strives for the balanced accomplishment of three objectives: current income, growth of capital and conservation of principal. The Fund seeks to invest primarily in common stocks of companies that are likely to participate in the growth of the American economy and whose dividends appear to be sustainable. The Fund invests primarily in securities of issuers domiciled in the U.S. and Canada.

Although the Fund focuses on investments in medium to larger capitalization companies, the Fund’s investments are not limited to a particular capitalization size. The Fund may also invest in bonds and other debt securities, including those issued by the U.S. government and by federal agencies and instrumentalities. Debt securities purchased by the Fund are rated investment grade or better or determined to be of equivalent quality by the investment adviser.

American Funds® Growth Allocation Portfolio

A-45

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy

Capital Income Builder Class R-6	0.27%	The Fund has two primary investment objectives: (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The Fund’s secondary objective is to provide growth of capital. The Fund normally invests at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks and other equity securities). The Fund invests primarily in a broad range of income-producing securities, including common stocks and bonds. In seeking to provide a level of current income that exceeds the average yield on U.S. stocks, the Fund generally looks to the average yield on stocks of companies listed on the S&P 500. The Fund may also invest significantly in common stocks, bonds and other securities of issuers domiciled outside the U.S.

Capital World Bond Fund Class R‑6	0.48%
The Fund’s investment objective is to provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the Fund and the changes in the market value of the Fund’s investments.

Under normal market circumstances, the Fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by other investment instruments, including derivatives. The Fund invests primarily in debt securities, including asset-backed and mortgage-backed securities and securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. The Fund will invest substantially in securities of issuers domiciled in a number of countries outside the United States, and such investments may include securities of issuers domiciled in developing countries. Normally, the Fund invests substantially in investment-grade bonds (rated Baa3 or better or BBB– or better by NRSROs designated by the investment adviser or unrated but determined to be of equivalent quality by the investment adviser). The Fund may also invest up to 25% of its assets in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by NRSROs designated by the investment adviser or unrated but determined to be of equivalent quality by the investment adviser). The total return of the Fund will be the result of interest income, changes in the market value of the Fund’s investments and changes in the values of other currencies relative to the U.S. dollar. The Fund may invest in certain derivative instruments, such as forward currency contracts, futures contracts and swaps.

The Fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case.

Capital World Growth and Income Fund Class R‑6	0.42%
The Fund’s investment objective is to provide long-term growth of capital while providing current income.

The Fund invests primarily in common stocks of well-established companies located around the world, many of which have the potential to pay dividends. The Fund invests, on a global basis, in common stocks that are denominated in U.S. dollars or other currencies. Under normal market circumstances the Fund will invest a significant portion of its assets in securities of issuers domiciled outside the United States, including those based in developing countries.

The Fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the Fund tends to invest in stocks that the investment adviser believes to be relatively resilient to market declines.

American Funds® Growth Allocation Portfolio

A-46

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy

EuroPacific Growth Fund Class R‑6	0.46%
The Fund’s investment objective is long-term growth of capital.

The Fund invests primarily in common stocks of issuers in Europe and the Pacific Basin that the investment adviser believes have the potential for growth. Growth stocks are stocks that the investment adviser believes have the potential for above-average capital appreciation. Normally the Fund will invest at least 80% of its net assets in securities of issuers in Europe and the Pacific Basin. A country will be considered part of Europe if it is part of the MSCI European indexes, and part of the Pacific Basin if any of its borders touches the Pacific Ocean. In determining the domicile of an issuer, the investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues. The Fund may invest a portion of its assets in common stocks and other securities of companies in emerging markets.

Fundamental Investors Class R-6	0.28%	The Fund seeks to achieve long-term growth of capital and income. The Fund seeks to invest primarily in common stocks of companies that appear to offer superior opportunities for capital growth and most of which have a history of paying dividends. In addition, the Fund may invest significantly in securities of issuers domiciled outside the U.S.

Intermediate Bond Fund of America Class R-6	0.23%
The Fund seeks to provide current income consistent with its maturity and quality standards and preservation of capital. The Fund will invest at least 80% of its assets in bonds (bonds include any debt instrument and money market instrument) which may be represented by other investment instruments, including derivatives. The Fund maintains a portfolio of bonds, other debt securities and money market instruments having a dollar-weighted average effective maturity of no less than three years and no greater than five years under normal market conditions. The Fund invests primarily in bonds and other debt securities with quality ratings of A‑ or better or A3 or better (by a NRSRO designated by the investment adviser) or unrated but determined to be of equivalent quality by the investment adviser. The Fund may invest up to 10% of its assets in bonds and other debt securities rated in the BBB or Baa rating category (by a NRSRO designated by the investment adviser) or in unrated securities determined to be of equivalent quality by the investment adviser.

The Fund primarily invests in debt securities denominated in U.S. dollars, including securities issued and guaranteed by the U.S. government, debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies, and instrumentalities that are not backed by the full faith and credit of the U.S. government. In addition, the Fund may invest in mortgage-backed securities issued by private issuers and asset-backed securities (securities backed by assets such as auto loans, credit card receivables or other providers of credit).

American Funds® Growth Allocation Portfolio

A-47

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy

International Growth and Income Fund Class R‑6	0.54%
The Fund’s investment objective is to provide long-term growth of capital while providing current income.

The Fund invests primarily in stocks of larger, well-established companies domiciled outside the United States, including in emerging markets and developing countries, that the investment adviser believes have the potential for growth and/or to pay dividends. The Fund currently intends to invest at least 90% of its assets in securities of issuers domiciled outside the United States and whose securities are listed primarily on exchanges outside the United States and in cash and cash equivalents (including shares of money market or similar funds managed by the investment adviser or its affiliates) and securities held as collateral issued by U.S. issuers. The Fund therefore expects to be invested in numerous countries outside the United States. The Fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the Fund focuses on stocks of companies with strong earnings that pay dividends. The investment adviser believes that these stocks will be more resistant to market declines than stocks of companies that do not pay dividends.

New Perspective Fund Class R‑6	0.42%
The Fund’s investment objective is to provide long-term growth of capital.

The Fund seeks to take advantage of investment opportunities generated by changes in international trade patterns and economic and political relationships by investing in common stocks of companies located around the world. In pursuing its investment objective, the Fund invests primarily in common stocks that the investment adviser believes have the potential for growth.

New World Fund Class R‑6	0.59%
The Fund’s investment objective is long-term capital appreciation.

The Fund invests primarily in common stocks of companies with significant exposure to countries with developing economies and/or markets. The securities markets of these countries may be referred to as emerging markets. The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds (rated Ba1 or below and BB+ or below by NRSROs designated by the investment adviser or unrated but determined to be of equivalent quality by the investment adviser), with exposure to these countries. Under normal market conditions, the Fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets. In determining whether a country is qualified, the investment adviser will consider such factors as the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of gross domestic product, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains. The investment adviser will maintain a list of qualified countries and securities in which the Fund may invest.

The Fund may invest in equity securities of any company, regardless of where it is based, if the investment adviser determines that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries. In addition, the Fund may invest in nonconvertible debt securities of issuers, including issuers of lower rated bonds and government bonds, that are primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The Fund may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.

American Funds® Growth Allocation Portfolio

A-48

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
Short-Term Bond Fund of America Class R-6	0.32%
The Fund seeks to provide current income, consistent with its maturity and quality standards, and preservation of capital. The Fund invests at least 80% of its assets in bonds (which include any debt instrument and cash equivalents and may be represented by derivatives) and maintains a portfolio having a dollar-weighted average effective maturity no greater than three years and consisting primarily of debt securities rated AA‑ or Aa3 or better by NRSROs designated by the investment adviser or unrated but determined to be of equivalent quality by the investment adviser. The Fund may invest up to 10% of its assets in debt securities in the A rating category or in unrated securities determined to be of equivalent quality by the investment adviser.

The Fund primarily invests in debt securities denominated in U.S. dollars, including securities issued and guaranteed by the U.S. government, securities of corporate issuers, mortgage-backed securities and debt securities and mortgage-backed securities issued by government sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The Fund may also invest in asset-backed securities (securities backed by assets such as auto loans, credit card receivables or other providers of credit).

SMALLCAP World Fund Class R‑6	0.67%
The Fund’s investment objective is to provide long-term growth of capital.

Normally the Fund invests at least 80% of its net assets in growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations. The investment adviser currently defines “small market capitalization” companies to be companies with market capitalizations of $6.0 billion or less. The investment adviser has periodically re‑evaluated and adjusted this definition and may continue to do so in the future. The Fund may continue to hold securities of a portfolio company that subsequently appreciates above the small market capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in small market capitalization stocks at any given time. Under normal circumstances, the Fund will invest a significant portion of its assets outside the United States, including in emerging markets.

American Funds® Growth Allocation Portfolio

A-49

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy

The Bond Fund of America Class R‑6	0.21%
The Fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital.

The Fund seeks to maximize the level of current income and preserve capital by investing primarily in bonds. Normally the Fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by other investment instruments, including derivatives. The Fund invests at least 60% of its assets in debt securities rated A3 or better or A‑ or better by NRSROs designated by the investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the investment adviser, including U.S. government securities, money market instruments or cash. The Fund may invest in debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The Fund may invest in inflation-linked bonds issued by U.S. and non‑U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.

The Fund may invest in certain derivative instruments, such as futures contracts and swaps.

The Fund may invest up to 10% of its assets in debt securities rated Ba1 or below and BB+ or below by NRSROs designated by the investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the investment adviser.

The Growth Fund of America Class R‑6	0.30%
The Fund’s investment objective is to provide growth of capital.

The Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Fund invests primarily in common stocks of large and mid‑capitalization issuers. The Fund may invest up to 25% of its assets in securities of issuers domiciled outside the United States.

The Income Fund of America Class R-6	0.26%
The Fund seeks to provide current income while secondarily striving for capital growth. Normally, the Fund invests primarily in income-producing securities, including equity securities, such as dividend-paying common stocks, and debt securities, such as interest-paying bonds.

Generally, at least 60% of the Fund’s assets will be invested in common stocks and other equity-type securities. However, depending on various factors, including market conditions, the Fund’s investment composition in equity, debt and cash or money market instruments may vary substantially. The Fund may also invest up to 30% of its assets in equity securities of issuers domiciled outside the U.S., including in developing markets. In addition, the Fund may invest up to 20% of its assets in lower quality, higher yielding nonconvertible debt securities (rated Ba1 and BB+ or below by NRSROs designated by the investment adviser or unrated but determined to be of equivalent quality by the investment adviser). In addition, the Fund may invest up to 10% of its assets in debt securities of issuers domiciled outside the U.S.; however, these securities must be denominated in U.S. dollars.

American Funds® Growth Allocation Portfolio

A-50

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy

The Investment Company of America Class R‑6	0.27%
The Fund’s investment objectives are to achieve long-term growth of capital and income.

The Fund invests primarily in common stocks, most of which have a history of paying dividends. The Fund’s equity investments are generally limited to securities of companies that are included on its eligible list. Securities are added to, or deleted from, the eligible list based upon a number of factors, such as the Fund’s investment objectives and policies, whether a company is deemed to be an established company of sufficient quality and a company’s dividend payment prospects. Although the Fund focuses on investments in medium to larger capitalization companies, the Fund’s investments are not limited to a particular capitalization size. In the selection of common stocks and other securities for investment, potential for capital appreciation and future dividends are given more weight than current yield. The Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States.

The New Economy Fund Class R‑6	0.41%
The investment objective of the Fund is long-term growth of capital.

The Fund seeks to achieve its objective by investing in securities of companies that can benefit from innovation, exploit new technologies or provide products and services that meet the demands of an evolving global economy. In pursuing its investment objective, the Fund invests primarily in common stocks that the investment adviser believes have the potential for growth. The Fund also invests in common stocks with the potential to pay dividends. However, current income is not expected to be significant, particularly in low yield environments. The Fund may invest up to 50% of its assets in issuers based outside the United States, including those based in developing countries. The Fund may also invest in the stocks of smaller capitalization companies.

U.S. Government Securities Fund Class R‑6	0.23%
The Fund’s investment objective is to provide a high level of current income consistent with prudent investment risk and preservation of capital.

Normally at least 80% of the Fund’s assets will be invested in securities that are guaranteed or sponsored by the U.S. government, its agencies and instrumentalities, including bonds and other debt securities denominated in U.S. dollars, which may be represented by other investment instruments, including derivatives. The Fund may also invest in mortgage-backed securities issued by federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The Fund may invest in inflation-linked bonds issued by U.S. and non‑U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.

The Fund may invest in certain derivative instruments, such as futures contracts and swaps.

American Funds® Growth Allocation Portfolio

A-51

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy

Washington Mutual Investors Fund Class R‑6	0.27%
The Fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The Fund invests primarily in common stocks of established companies that are listed on, or meet the financial listing requirements of, the New York Stock Exchange and have a strong record of earnings and dividends. The Fund strives to accomplish its objective through fundamental research, careful selection and broad diversification. In the selection of common stocks and other securities for investment, current and potential income as well as the potential for long-term capital appreciation are considered. The Fund seeks to provide an above-average yield in its quarterly income distribution in relation to the S&P 500 Index (a broad, unmanaged index). The Fund strives to maintain a fully invested, diversified portfolio, consisting primarily of high-quality common stocks. The Fund has Investment Standards originally based upon criteria established by the United States District Court for the District of Columbia for determining eligibility under the Court’s Legal List procedure, which was in effect for many years. The Fund has an “Eligible List” — based on the Investment Standards — of investments considered appropriate for a prudent investor seeking opportunities for income and growth of principal consistent with common stock investing. The investment adviser generates and maintains the Eligible List in compliance with the Fund’s Investment Standards and selects the Fund’s investments exclusively from the issuers on the Eligible List.

American Funds® Growth Allocation Portfolio

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I

American Funds® Moderate Allocation Portfolio
Class B and Class C Shares
PROSPECTUS
April 30, 2021

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

American Funds® Moderate Allocation Portfolio

PORTFOLIO SUMMARY:
Investment Objectives
A high total return in the form of income and growth of capital, with a greater emphasis on income.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class B	Class C
Management Fee	0.06%	0.06%
Distribution and/or Service (12b‑1) Fees	0.25%	0.55%
Other Expenses	0.02%	0.02%
Acquired Fund Fees and Expenses (Underlying Portfolio Fees and Expenses)	0.38%	0.38%

Total Annual Portfolio Operating Expenses	0.71%	1.01%
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class B	$73	$227	$395	$883
Class C	$103	$322	$558	$1,236
Portfolio Turnover
The Portfolio, which operates as a fund of funds, does not pay transaction costs when it buys and sells shares of the investment companies in which the Portfolio invests (the “Underlying Portfolios”) (or “turns over” its portfolio). An Underlying Portfolio pays transaction costs, such as commissions, when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the performance of both the Underlying Portfolios and the Portfolio. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 31% of the average value of its portfolio. Some of the Underlying Portfolios, however, may have portfolio turnover rates as high as 100% or more.
Principal Investment Strategies
The Portfolio will invest substantially all of its assets in shares of the Underlying Portfolios, which are funds of the American Funds Insurance Series® and other funds within the American Fund family that are not part of the American Funds Insurance Series. The Portfolio has a target allocation between the broad asset classes of equity and fixed income. Brighthouse Investment Advisers, LLC (“BIA”), the adviser to the Portfolio, establishes specific target investment percentages for the broad asset classes and the various components of each asset category. BIA determines these target allocations based on a variety of models and factors, including its long-term outlook for the return and risk characteristics of the various asset classes and the relationship between those asset classes. BIA then selects the Underlying Portfolios in which the Portfolio invests based on, among other factors, the Underlying Portfolios’ investment objectives, policies, investment process and portfolio analytical and management personnel.
Under normal circumstances, the Portfolio invests in Underlying Portfolios that may hold large cap, small cap, mid cap or foreign equity securities and also invests in Underlying Portfolios that hold fixed income securities in accordance with target allocations of 50% to equity securities and 50% to fixed income securities.
The following chart describes the target allocations, as of April 30, 2021, between equity and fixed income securities. You should note that these percentages do not directly correspond to investment in the Underlying Portfolios because each Underlying Portfolio may contain

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one or more asset classes (e.g., equity and fixed income) and each Underlying Portfolio may contain various subsets of an asset class (e.g., small cap, mid cap and foreign securities). Although the Portfolio’s investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, the actual allocations to equity and fixed income securities may vary from the Portfolio’s target allocations in the chart below. Deviations from the asset class target allocations will affect the asset class subset target allocations. In addition, the Portfolio’s actual allocations could vary substantially from the target allocations due to market valuation changes.

Asset Class	Target Allocation*
Equity	50%
Domestic Equity		34%
Foreign Equity		16%
Fixed Income	50%
U.S. Investment Grade		39%
U.S. High Yield		5%
Foreign Fixed Income		6%

*	Individual figures may not add up to the totals shown due to rounding.
The “Foreign Equity” allocation shown above may be invested in foreign equity securities of any capitalization or country but primarily will be invested in larger capitalization companies of developed countries, and the “Foreign Fixed Income” allocation shown above may be invested in foreign fixed securities of any credit quality but primarily will be invested in investment grade debt.
The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well as, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.
The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers. The Portfolio may invest in Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest in high-yield, high-risk bonds (commonly known as “junk bonds”).
Periodically, BIA will evaluate the Portfolio’s allocation between equity and fixed income, inclusive of the exposure to various investment styles and asset sectors, relative to the Portfolio’s risk profile. It is anticipated that any changes to the targets for the broad asset classes will be, in any given year, within a range of plus or minus 10% from the current allocations. Concurrently, BIA will consider whether to make changes to the Portfolio’s investments in any of the Underlying Portfolios.
For additional information about the Portfolio’s investment strategies, the names of the Underlying Portfolios in which the Portfolio may invest and where to find more detailed information about the Portfolio’s investments in the Underlying Portfolios, please see “Additional Information about the Portfolio’s Investment Strategies” in the Prospectus.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objectives. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Direct risks of investing in the Portfolio include:
Underlying Portfolio Risk.    The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying Portfolios may be adversely affected if the Underlying Portfolios are unable to meet their investment objectives or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios. Any Underlying Portfolio may have multiple asset class exposures and such exposures may change over time. In addition, the Portfolio bears its pro-rata portion of the operating expenses of the Underlying Portfolios in which it invests.
Asset Allocation Risk.    The Portfolio’s ability to achieve its investment objective depends upon BIA’s analysis of various factors and BIA’s ability to select an

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appropriate mix of asset classes based on its analysis of such factors. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if BIA allocates a significant portion of the Portfolio’s assets to an asset class that does not perform as BIA anticipated, including relative to other asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.
Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:
Market Risk.    An Underlying Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by an Underlying Portfolio.
Interest Rate Risk.    The value of an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in an Underlying Portfolio’s shares and reduce the liquidity of an Underlying Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.

Credit and Counterparty Risk.    The value of an Underlying Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by an Underlying Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with an Underlying Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to an Underlying Portfolio, the Underlying Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
High Yield Debt Security Risk.    High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent an Underlying Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as

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investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style.
Mortgage-Backed and Asset-Backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause an Underlying Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by an Underlying Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of an Underlying Portfolio receiving payments of principal or interest may be substantially limited.
Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Underlying Portfolios might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Underlying Portfolios’ transaction costs, which can adversely affect the returns on the Portfolio’s investments in those Underlying Portfolios.
Derivatives Risk.    An Underlying Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase an Underlying Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, an Underlying Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases an Underlying Portfolio’s volatility and may require the Underlying Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent an Underlying Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Underlying Portfolio.
Model and Data Risk.    When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class B Shares as of December 31 of Each Year

Highest Quarter	2nd – 2020	11.21%
Lowest Quarter	1st – 2020	-9.88%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	10 Years
Class B	13.30%	9.24%	7.69%
Class C	12.99%	8.91%	7.36%
Dow Jones Moderate Index (reflects no deduction for mutual fund fees or expenses)	12.24%	9.36%	7.59%
Management
Adviser.    Brighthouse Investment Advisers, LLC, is the Portfolio’s investment adviser.
Portfolio Managers.    The Portfolio is managed by a committee led by Kristi Slavin. Other members of the committee are Victor Soto and James Mason. Ms. Slavin has been a member since 2012. Mr. Soto has been a member since 2016. Mr. Mason has been a member since 2021.

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Purchase and Sale of Portfolio Shares

Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class B and Class C shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s and the Underlying Portfolios’ assets decrease and decrease as the Portfolio’s and the Underlying Portfolios’ assets increase. The percentage shown in the fee table for Acquired Fund Fees and Expenses (Underlying Portfolio Fees and Expenses), which appears in the Portfolio Summary, shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of the relevant Underlying Portfolios during the last fiscal year.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that

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there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser, who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Direct risks of investing in the Portfolio include:
Underlying Portfolio Risk
The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying Portfolios is directly related to the performance of the Underlying Portfolios. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among Underlying Portfolios and the ability of the Underlying Portfolios to meet their investment objectives. The Portfolio may not meet its investment objective, which could adversely affect its performance, if an Underlying Portfolio fails to execute its investment strategy effectively or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios. Any Underlying Portfolio may have multiple asset class exposures and such exposures may change over time. There can be no assurance that the investment objective of the Portfolio or any Underlying Portfolio will be achieved. As an investor in Underlying Portfolios, the Portfolio bears its pro-rata portion of the operating expenses of those Underlying Portfolios, including such Underlying Portfolios’ management fee.
Asset Allocation Risk
The Portfolio’s ability to achieve its investment objective depends upon BIA’s analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations and BIA’s ability to select an appropriate mix of asset classes based on its analysis of such factors. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if BIA allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform as BIA anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:
Market Risk
An Underlying Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including

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terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by an Underlying Portfolio’s adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. An Underlying Portfolio could also miss attractive investment opportunities if its adviser underweights markets or industries where there are significant returns, and could lose value if the adviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of an Underlying Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, an Underlying Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Underlying Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for an Underlying Portfolio to value illiquid investments than more liquid investments. There is also a risk that an Underlying Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on an Underlying Portfolio’s shares. An Underlying Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which an Underlying Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining an Underlying Portfolio’s payment obligations under a derivative investment, the cost of financing to an

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Underlying Portfolio or an investment’s value or return to an Underlying Portfolio, and may be used in other ways that affect an Underlying Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for an Underlying Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by an Underlying Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to an Underlying Portfolio and may adversely affect an Underlying Portfolio’s performance or net asset value.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For an Underlying Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates may impact the yield of an Underlying Portfolio’s investments in fixed income securities and may increase the risk that, if followed by rising interest rates, the Underlying Portfolio’s performance will be negatively impacted. An Underlying Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response

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to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of an Underlying Portfolio’s fixed income investments will affect the volatility of the Underlying Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. An Underlying Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if an Underlying Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. In determining whether to increase or decrease interest rates, central banks typically consider, among other factors, the current state of the economy and markets, economic and financial forecasts, and the general economic outlook. There can be no assurance that the actions taken by central banks will have their intended effect.
The U.S. Government and the U.S. Federal Reserve have taken steps to support financial markets, including by keeping interest rates at low levels. The U.S. Federal Reserve has in the past reduced its market support activities. A reduction or withdrawal of U.S. Federal Reserve or other governmental support, including interest rate increases, could reduce the value of debt securities in which the Portfolio or an Underlying Portfolio invests.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in an Underlying Portfolio’s shares and reduce the liquidity of an Underlying Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., an Underlying Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If an Underlying Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Underlying Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

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An Underlying Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Underlying Portfolio. If an Underlying Portfolio engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Underlying Portfolio, the Underlying Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Underlying Portfolio in respect of the counterparty’s obligations to the Underlying Portfolio or recovering collateral that the Underlying Portfolio has provided to the counterparty and is entitled to recover, and the Underlying Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
High Yield Debt Security Risk
High yield debt securities, or “junk bonds”, are securities that are rated below “investment grade” or are not rated but are of equivalent quality. An Underlying Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than an Underlying Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, the Underlying Portfolio’s adviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Underlying Portfolio. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid.
An Underlying Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit and counterparty risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.
An Underlying Portfolio that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Underlying Portfolio, or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Underlying Portfolio’s adviser to be of comparable quality (“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. An Underlying Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. An Underlying Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

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Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect an Underlying Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, an Underlying Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, an Underlying Portfolio may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent an Underlying Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Underlying Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of an Underlying Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying Portfolio’s foreign currency or securities holdings. Although an Underlying Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Underlying Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

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To the extent an Underlying Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent an Underlying Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Underlying Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Underlying Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Underlying Portfolio the amount owned under the certificates.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. An Underlying Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller

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and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style. An Underlying Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by an Underlying Portfolio’s adviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Mortgage-Backed and Asset-Backed Securities Risk
Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they are particularly sensitive to interest rates. On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative,” the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation began issuing uniform mortgage-backed securities (“UMBS”). All of the risks applicable to investing in mortgage-backed securities are applicable to investing in UMBS.

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Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.
Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed will be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts exposes an Underlying Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, an Underlying Portfolio may buy mortgage-backed or asset‑backed securities at a premium. Accelerated prepayments on these securities could cause an Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.
Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause an Underlying Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.
Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities. During periods of market stress or high redemptions, an Underlying Portfolio may be forced to sell these securities at significantly reduced prices. Liquidity risk is even greater for mortgage pools that include subprime mortgages.
The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any.
If an Underlying Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Underlying Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to an Underlying Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as

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subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non‑payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.
Portfolio Turnover Risk
The investment techniques and strategies utilized by the Underlying Portfolios might result in a high degree of portfolio turnover. In addition, the Underlying Portfolios’ turnover rates may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in an Underlying Portfolio’s investment adviser. High portfolio turnover rates will increase the Underlying Portfolios’ transaction costs, which can adversely affect the returns on the Portfolio’s investments in those Underlying Portfolios.
Derivatives Risk
An Underlying Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase an Underlying Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.
When a derivative or other instrument is used as a hedge against an offsetting position that an Underlying Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security. Conversely, such hedging transactions limit the opportunity for gain if the value of the Underlying Portfolio’s hedged position should increase. To the extent an Underlying Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or if an Underlying Portfolio hedges imperfectly, the Underlying Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Due to their complexity, derivatives may not perform as intended. As a result, an Underlying Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. An Underlying Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which an Underlying Portfolio engage give rise to a form of leverage. Leveraging may cause an Underlying Portfolio’s performance to be more volatile than if the Underlying Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes an Underlying Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed an Underlying Portfolio’s returns from those transactions, resulting in the Underlying Portfolio incurring losses or reduced gains. The use of leverage may cause an Underlying Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.

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Use of derivatives subjects an Underlying Portfolio to counterparty risk, which is the risk that a counterparty with whom the Underlying Portfolio has entered into a transaction fails to satisfy its obligation to the Underlying Portfolio in connection with that transaction. If an Underlying Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Underlying Portfolio.
On October 28, 2020, the Securities and Exchange Commission adopted Rule 18f-4 under the 1940 Act, which, once effective, will apply to an Underlying Portfolio’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior Securities and Exchange Commission guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The application of Rule 18f-4 to an Underlying Portfolio could restrict the Underlying Portfolio’s ability to utilize derivative investments and financing transactions and prevent the Underlying Portfolio from implementing its principal investment strategies in the manner that it has historically, which may result in changes to the Underlying Portfolio’s principal investment strategies and could adversely affect the Underlying Portfolio’s performance.
Additional government regulation of derivative instruments may limit or prevent an Underlying Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Underlying Portfolio.
Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Portfolio’s Adviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Portfolio’s Adviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Portfolio’s investments.
When Models and Data used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Portfolio’s Adviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss favorable investment opportunities altogether. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Portfolio’s Adviser may be predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on

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the accuracy and reliability of the supplied historical data. In addition, Models that are predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark-to-market basis. Use of these Models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Subadviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.
All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Understanding the Portfolio
The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in the Underlying Portfolios, which are funds of the American Funds Insurance Series (the “AFIS Funds”) and other funds within the American Fund family that are not part of the American Funds Insurance Series (the “AF Retail Funds”). BIA first establishes a target allocation between the broad asset classes of equity and fixed income and sets target percentages for various components of each broad asset category. For example, within the broad equity category, BIA will establish targets for domestic and foreign equities. BIA then selects a combination of Underlying Portfolios designed to meet both the broad and narrow asset class targets. The selection of Underlying Portfolios will be based on, among other factors, the Underlying Portfolios’ investment objectives, policies, investment processes, portfolio characteristics and investment personnel. BIA may add new Underlying Portfolios, replace existing Underlying Portfolios with other AFIS Funds, other AF Retail Funds, or other portfolios of the Trust or Brighthouse Funds Trust II (“Trust II”). They may also change the allocations among the Underlying Portfolios, dependent upon, among other factors, changing market dynamics, changes to the investment personnel, investment process, or criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a diversification benefit to the Portfolio. Information regarding the Underlying Portfolios is set forth in Appendix A to this Prospectus and included in the current summary prospectuses and prospectuses for those portfolios. Copies of the summary prospectuses and prospectuses may be obtained free of charge by calling or writing the Trust at the telephone number or address on the back cover page of this Prospectus.
Before selecting Underlying Portfolios, BIA analyzes each Underlying Portfolio’s historic security holdings and performance to determine the Underlying Portfolio’s investment

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attributes. For example, for Underlying Portfolios structured for equity investment, large-cap, mid-cap, and small-cap exposure is considered, as is the investment bias toward growth or value style of investment. For Underlying Portfolios that invest in fixed income securities, the effective duration, credit quality and currency denomination is evaluated in conjunction with exposure to particular sectors of the fixed income marketplace, including U.S. Treasury securities, government agencies, asset-backed securities, mortgage-backed securities, investment grade corporate bonds, high yield corporate bonds, non-U.S. government and corporate obligations, emerging market debt and cash or money market instruments. Depending upon the amount of cash or money market instruments held in the aggregate among the Underlying Portfolios, the Portfolio maintains the ability to invest in an Underlying Portfolio that holds only money market instruments. BIA also evaluates the performance dynamics among the Underlying Portfolios and their respective holdings in order to determine the appropriate weighting for the Portfolio’s risk profile.
Periodically, BIA will communicate with management personnel of the Underlying Portfolios to discuss the positioning of the Underlying Portfolios and any changes that may have occurred. Periodically, BIA will evaluate the Portfolio’s allocation between the broad asset classes of equity and fixed income, as well as the exposure to various investment styles and asset sectors within the broad asset classes. It is anticipated that any changes to the targets for the broad asset classes of equity and fixed income will be, in any given year, within a range of plus or minus 10% from the current allocations. Concurrently, BIA will consider whether to make changes to the allocation to any of the Underlying Portfolios. If a new Underlying Portfolio is selected or the allocation to an existing Underlying Portfolio is adjusted by BIA, a corresponding shifting of allocations to the remaining Underlying Portfolios will result.
The Portfolio may invest in the following AFIS Funds:

American High-Income Trust Capital World Bond Fund Capital World Growth and Income Fund Global Growth Fund Global Small Capitalization Fund Growth-Income Fund Growth Fund	International Fund International Growth and Income Fund New World Fund The Bond Fund of America Ultra-Short Bond Fund U.S. Government Securities Fund Washington Mutual Investors Funds
The Portfolio may invest in the following AF Retail Funds:

AMCAP Fund	Fundamental Investors
American Balanced Fund	Intermediate Bond Fund of America
American Funds Corporate Bond Fund	International Growth and Income Fund
American Funds Developing World Growth and Income Fund	New Perspective Fund
American Funds Emerging Markets Bond Fund	New World Fund
American Funds Global Balanced Fund	Short-Term Bond Fund of America
American Funds Inflation Linked Bond Fund	SMALLCAP World Fund
American Funds Mortgage Fund	The Bond Fund of America
American Funds Strategic Bond Fund	The Growth Fund of America

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American High-Income Trust	The Income Fund of America
American Mutual Fund	The Investment Company of America
Capital Income Builder	The New Economy Fund
Capital World Bond Fund	U.S. Government Securities Fund
Capital World Growth and Income Fund	Washington Mutual Investors Fund
EuroPacific Growth Fund
There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Portfolio. BIA may take into account these capacity considerations when allocating investments among the Underlying Portfolios. BIA may add new Underlying Portfolio investments or replace existing Underlying Portfolio investments for the Portfolio at any time.
Although the Portfolio’s investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, as set forth in the Portfolio Summary, the Portfolio’s actual allocations may be different from its target allocations. Actual allocations may be different from target allocations because of, for example, changes to the Underlying Portfolios’ asset values due to market movements. BIA may manage cash flows into or out of the Portfolio in a way to bring actual allocations more closely in line with the target allocations. In addition, BIA will generally rebalance allocations among the Underlying Portfolios on a quarterly basis to correspond to the target allocations.
More detailed information about the Portfolio’s investments in the Underlying Portfolios is available from the Trust at the following website www.brighthousefinancial.com/products/fund-resources
Please note that the expenses of the Underlying Portfolios, as set forth in the Portfolio Summary, could change as the Underlying Portfolios’ asset values change or through the addition or deletion of Underlying Portfolios. Because the Portfolio invests in Underlying Portfolios, the costs of investing in the Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. The Portfolio, as a shareholder, will pay its share of the Underlying Portfolios’ expenses as well as the Portfolio’s own expenses. Therefore, an investment in the Portfolio may result in the duplication of certain expenses. Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by BIA.
BIA has broad discretion to allocate and reallocate the assets of the Portfolio among the Underlying Portfolios consistent with the Portfolio’s investment objective and policies and target allocations. In addition to the investment advisory fee charged by BIA for its asset allocation services, BIA would receive investment advisory fees from any affiliated Underlying Portfolios in which the Portfolio may invest. In this regard, BIA has an incentive to select and invest the Portfolio’s assets in affiliated Underlying Portfolios with higher fees than other Underlying Portfolios. Also BIA may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, BIA is obligated to disregard these incentives in advising the Portfolio. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the Underlying Portfolios of the Trust. Currently, BIA does not invest the Portfolio’s assets in any affiliated Underlying Portfolios.

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Investment Objectives
The Portfolio’s stated investment objectives can be changed without shareholder approval.
Investment Policies
The Portfolio and Underlying Portfolios have adopted policies that set, for example, minimum and maximum percentages of their respective assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s or Underlying Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Portfolio Turnover
Although the Portfolio generally does not engage in active and frequent trading of portfolio securities, the Underlying Portfolios may do so in an attempt to achieve their investment objectives.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain

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market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Underlying Portfolios and the Portfolio invest, which could

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result in material adverse consequences for such issuers, and may cause the Underlying Portfolios’ and the Portfolio’s investments to lose value. In addition, cyber-attacks involving an Underlying Portfolio or Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Underlying Portfolios or the Portfolio, which may result in losses to the Underlying Portfolios and the Portfolio and their shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Underlying Portfolios or the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price their investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. BIA may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by BIA. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, manages the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA is responsible for the general management and administration of the Portfolio. In addition to its managerial responsibilities, BIA is responsible for determining

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the asset allocation range for the Portfolio and establishing specific percentage targets for each asset class and each Underlying Portfolio to be held by the Portfolio based on the investment objectives and policies of the Underlying Portfolios, BIA’s investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
The Portfolio is managed by a committee composed of the individuals listed below.
Kristi Slavin, CFA, CAIA, is the Chair of the committee. She has been President of BIA and Chair of the BIA Board of Managers since 2016, and has worked for BIA since 2008. Ms. Slavin has been President and Chief Executive Officer of the Trust and Trust II since 2016. From 2014 until 2017, she was a Vice President of Metropolitan Life Insurance Company (“Metropolitan Life”).
Victor Soto, CFA, CAIA, FRM, has been Executive Vice President of BIA since 2016 and has worked for BIA since 2015. Mr. Soto has been Vice President of the Trust and Trust II since 2018. From 2015 until 2017, he was an Assistant Vice President of Metropolitan Life. From 2013 until he joined BIA, Mr. Soto was a Portfolio Manager at 1st Global.
James Mason, CFA, FRM, has been Asset Allocation Portfolio Management Director of BIA since 2021. From 2015 until 2021, Mr. Mason was a Director responsible for BIA’s oversight of its equity and fixed income portfolio strategies.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.100% of the first $500 million of such assets plus 0.075% of such assets over $500 million up to $1 billion plus 0.050% of such assets over $1 billion. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.06% of the Portfolio’s average daily net assets.
The SAI provides additional information about each committee member’s compensation, other accounts managed and the member’s ownership of securities in the Portfolio.

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A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to

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Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Fund of Funds Structure
Each Underlying Portfolio will have other shareholders, each of whom, along with the Portfolio, will pay their proportionate share of the Underlying Portfolio’s expenses. As a shareholder of an Underlying Portfolio, the Portfolio will have the same voting rights as other shareholders.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio

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through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.

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Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.

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The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.

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Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in an Underlying Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent an Underlying Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If an Underlying Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Underlying Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). The Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the use of fair value pricing by an Underlying Portfolio is expected to reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Underlying Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s

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assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
Investments in Underlying Portfolios by the Portfolio are valued at the closing daily net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the pricing policies of the Underlying Portfolios, including the circumstances under which the Underlying Portfolios will use fair value pricing and the effects of fair value pricing, please refer to the prospectuses of the Underlying Portfolios. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
American Funds® Moderate Allocation Portfolio

Selected per share data
	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.02	$9.33	$10.33	$9.73	$9.93

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.20	0.19	0.18	0.17
Net realized and unrealized gain (loss)	1.10	1.29	(0.49)	1.09	0.52

Total income (loss) from investment operations	1.23	1.49	(0.30)	1.27	0.69

Less Distributions
Distributions from net investment income	(0.22)	(0.23)	(0.21)	(0.22)	(0.23)
Distributions from net realized capital gains	(0.46)	(0.57)	(0.49)	(0.45)	(0.66)

Total distributions	(0.68)	(0.80)	(0.70)	(0.67)	(0.89)

Net Asset Value, End of Period	$10.57	$10.02	$9.33	$10.33	$9.73

Total Return (%) (b)	13.30	16.59	(3.14)	13.37	7.25

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.33	0.33	0.32	0.32	0.32
Ratio of net investment income to average net assets (%) (d)	1.36	2.04	1.93	1.74	1.78
Portfolio turnover rate (%)	31	5	5	5	8
Net assets, end of period (in millions)	$15.5	$13.2	$11.8	$12.0	$10.1

	Class C
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.96	$9.28	$10.27	$9.68	$9.87

Income (Loss) from Investment Operations
Net investment income (a)	0.10	0.16	0.15	0.13	0.13
Net realized and unrealized gain (loss)	1.10	1.29	(0.47)	1.09	0.53

Total income (loss) from investment operations	1.20	1.45	(0.32)	1.22	0.66

Less Distributions
Distributions from net investment income	(0.19)	(0.20)	(0.18)	(0.18)	(0.19)
Distributions from net realized capital gains	(0.46)	(0.57)	(0.49)	(0.45)	(0.66)

Total distributions	(0.65)	(0.77)	(0.67)	(0.63)	(0.85)

Net Asset Value, End of Period	$10.51	$9.96	$9.28	$10.27	$9.68

Total Return (%) (b)	12.99	16.16	(3.41)	12.96	7.01

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.63	0.63	0.62	0.62	0.62
Ratio of net investment income to average net assets (%) (d)	1.01	1.69	1.54	1.34	1.38
Portfolio turnover rate (%)	31	5	5	5	8
Net assets, end of period (in millions)	$2,666.1	$2,587.0	$2,479.5	$2,923.2	$2,875.5

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.

(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

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APPENDIX A
DESCRIPTION OF THE UNDERLYING PORTFOLIOS
The Portfolio may invest in Class 1 shares of Underlying Portfolios that are AFIS Funds. The following table sets forth: (i) the names of those Underlying Portfolios, (ii) the expense ratios of the Class 1 shares of those Underlying Portfolios for the most recent fiscal year, and (iii) brief descriptions of those Underlying Portfolios’ investment goals and principal strategies. Each of the Underlying Portfolios that is an AFIS Fund is managed by Capital Research and Management Company. The following descriptions are qualified in their entirety by reference to the statements of additional information and the prospectuses for the Underlying Portfolios that are AFIS Funds.

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
Washington Mutual Investors Fund Class 1	0.27%
The Fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The Fund invests primarily in common stocks of established companies that are listed on, or meet the financial listing requirements of, the New York Stock Exchange and have a strong record of earnings and dividends. The Fund strives to accomplish its objective through Fundamental research, careful selection and broad diversification. In the selection of common stocks and other securities for investment, current and potential income as well as the potential for long-term capital appreciation are considered. The Fund seeks to provide an above-average yield in its quarterly income distribution in relation to the S&P 500 Index (a broad, unmanaged index). The Fund strives to maintain a fully invested, diversified portfolio, consisting primarily of high-quality common stocks.

The Bond Fund of America Class 1	0.21%	The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Normally, the Fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by derivatives. The Fund invests at least 60% of its assets in debt securities (excluding derivatives) rated A3 or better or A- or better by NSRSOs designated by the Fund’s investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the Fund’s investment adviser, and in U.S. government securities, money market instruments, cash or cash equivalents. The Fund may invest up to 10% of its assets in debt securities rated Ba1 or below and BB+ or below by NSROs designated by the Fund’s investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the Fund’s investment adviser. The Fund may invest in debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The Fund may invest in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. The Fund may invest in futures contracts and swaps, which are types of derivatives.

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Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy

Capital World Bond Fund Class 1	0.48%
The Fund seeks to provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the Fund and the changes in the market value of the Fund’s investments. Under normal market circumstances, the Fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by other investment instruments, including derivatives. The Fund invests primarily in debt securities, including asset-backed and mortgage-backed securities and securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. The Fund will invest substantially in securities of issuers domiciled in a number of countries outside the United States, and such investments may include securities of issuers domiciled in developing countries. Normally, the Fund invests substantially in investment-grade bonds (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations designated by the Fund’s investment adviser or unrated but determined to be of equivalent quality by the Fund’s investment adviser). The Fund may also invest up to 25% of its assets in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the Fund’s investment adviser or unrated but determined to be of equivalent quality by the Fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.” The total return of the Fund will be the result of interest income, changes in the market value of the Fund’s investments and changes in the values of other currencies relative to the U.S. dollar.

The Fund may invest in certain derivative instruments. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index. The Fund may invest in a derivative only if, in the opinion of the investment adviser, the expected risks and rewards of the proposed investment are consistent with the investment objective and strategies of the Fund as disclosed in this prospectus and in the Fund’s statement of additional information. The Fund is non-diversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, the Fund intends to limit its investments in the securities of any single issuer.

Global Growth Fund Class 1	0.56%	The Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies located around the world, including in the U.S., that are believed to have potential for growth. The fund may invest a portion of its assets in companies located in emerging markets. Under normal market conditions, the Fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the Fund’s investment adviser, in which case the Fund would invest at least 30% of its net assets in issuers outside the United States).

Capital World Growth and Income Fund Class 1	0.43%	The Fund seeks to provide long-term growth of capital while providing current income by investing primarily in common stocks of well-established companies located around the world, including in the U.S. and emerging markets, believed to have the potential for growth and/or to pay dividends. The Fund invests, on a global basis, in common stocks that are denominated in U.S. dollars or other currencies. Under normal market circumstances the Fund will invest a significant portion of its assets in securities of issuers domiciled outside the United States, and such investments may include securities domiciled in developing countries. The Fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the Fund tends to invest in stocks believed to be relatively resilient to market declines.

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Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
Global Small Capitalization Fund Class 1	0.74%	The Fund seeks to provide long-term growth of capital by investing primarily in growth-oriented common stocks and other equity type securities of smaller companies located around the world, including in the U.S. and emerging markets. Normally, the Fund invests at least 80% of its assets in equity type securities of companies with small market capitalizations of $6.0 billion or less, measured at the time of purchase. However, the Fund’s holding of small capitalization stocks may fall below the 80% threshold due to subsequent market action.

Growth-Income Fund Class 1	0.30%	The Fund seeks to achieve long-term growth of capital and income by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States.

Growth Fund Class 1	0.36%	The Fund seeks to provide growth of capital by investing primarily in common stocks and companies that appear to offer superior opportunities for growth of capital. The Fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States.

American High-Income Trust Class 1	0.33%
The Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing primarily in higher yielding and generally lower quality debt securities (rated Ba1 or below or BB+ or below by NRSROs or unrated but determined to be of equivalent quality), including corporate loan obligations. Such securities may be represented by other instruments, including derivatives. Generally, the Fund may invest in debt securities of any maturity or duration. The Fund is designed for investors who can tolerate greater credit risk and price fluctuations than those that exist in funds investing in higher-quality debt securities.

The Fund may also invest in futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index. The Fund may invest in a derivative only if, in the opinion of the investment adviser, the expected risks and rewards of the proposed investment are consistent with the investment objectives and strategies of the Fund as disclosed in the Fund’s prospectus and in the Fund’s statement of additional information.

International Fund Class 1	0.55%	The Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies located outside the United States, including those located in emerging markets, believed to have the potential for growth.

International Growth and Income Fund Class 1	0.68%	The Fund seeks to provide long-term growth of capital while providing current income. The Fund invests primarily in stocks of larger, well-established companies domiciled outside the U.S., including developing countries, believed to have the potential for growth and/or to pay dividends. Currently, the Fund intends to invest at least 90% of its assets in securities of issuers domiciled outside the U.S. and whose securities are primarily listed on exchanges outside the U.S. The Fund therefore expects to be invested in numerous countries outside the U.S. The Fund focuses on stocks of companies with strong earnings that pay dividends. The Fund’s investment adviser believes that these stocks may be more resistant to market declines than stocks of companies that do not pay dividends.

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Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy

New World Fund Class 1	0.59%
The Fund invests primarily in common stocks of companies with significant exposure to countries with developing economies and/or markets. The securities markets of these countries may be referred to as emerging markets. The Fund may invest in equity securities of any company, regardless of where it is based (including developed countries), if the Fund’s investment adviser determines that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries.

Under normal market conditions, the Fund invests at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets. The Fund may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.

In determining whether a country is qualified, the Fund’s investment adviser considers such factors as the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of gross domestic product, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains. The Fund’s investment adviser maintains a list of qualified countries and securities in which the Fund may invest.

The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the Fund’s investment adviser or unrated but determined to be of equivalent quality by the Fund’s investment adviser), with exposure to these countries. Bonds rated Ba1 or BB+ or below are sometimes referred to as “junk bonds.”

In addition, the Fund may invest in nonconvertible debt securities of issuers, including issuers of lower rated bonds and government bonds, that are primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries.

Ultra-Short Bond Fund Class 1	0.37%	The Fund seeks to provide current income, consistent with the maturity and quality standards applicable to the Fund, and preservation of capital and liquidity. Normally, the Fund invests substantially in short-term government securities and high-quality money market instruments, such as commercial paper, commercial bank obligations and ultra-short term debt securities. The Fund maintains a dollar-weighted average portfolio maturity of 60 days or less. The Fund may enter into repurchase agreements that are fully collateralized by cash or government securities. In addition, the Fund may invest in securities issued by entities domiciled outside the U.S. and securities with credit and liquidity support features provided by entities domiciled outside the U.S. The Fund may also invest in securities of U.S. issuers with substantial operations outside the U.S.

U.S. Government Securities Fund Class 1	0.23%
The Fund seeks to provide a high level of current income consistent with preservation of capital. Normally at least 80% of the Fund’s assets will be invested in securities that are guaranteed or sponsored by the U.S. government, its agencies and instrumentalities, including bonds and other debt securities denominated in U.S. dollars, which may be represented by other investment instruments, including derivatives. The Fund is designed for investors seeking income, long-term capital preservation and more price stability than from investing in stocks and lower quality debt securities, and capital preservation over the long term.

The Fund may also invest a significant portion of its assets in mortgage-backed securities, including contracts for future delivery of such securities. Certain of these securities may not be backed by the full faith and credit of the U.S. government and may be supported only by the credit of the issuer.

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The Portfolio also may invest in Class R‑6 shares of Underlying Portfolios that are AF Retail Funds. The following table sets forth: (i) the names of those Underlying Portfolios, (ii) the expense ratios of the Class R‑6 shares of those Underlying Portfolios for the most recent fiscal year, and (iii) brief descriptions of those Underlying Portfolios’ investment goals and principal strategies. Each of the Underlying Portfolios that is an AF Retail Fund is managed by Capital Research and Management Company. The following descriptions are qualified in their entirety by reference to the statements of additional information and the prospectuses for the Underlying Portfolios that are AF Retail Funds.

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
AMCAP Fund Class R‑6	0.34%	The Fund seeks to provide long-term growth of capital. The Fund invests primarily in common stocks of U.S. companies that have solid long-term growth records and the potential for good future growth. The Fund may invest in common stocks and other securities of issuers domiciled outside the United States to a limited extent.

American Balanced Fund Class R‑6	0.26%
The investment objectives of the Fund are: (1) conservation of capital, (2) current income and (3) long-term growth of capital and income. The Fund uses a balanced approach to invest in a broad range of securities, including common stocks and investment-grade bonds (rated Baa3 or better or BBB‑ or better by NRSROs designated by the investment adviser or unrated but determined to be of equivalent quality).

The Fund also invests in securities issued and guaranteed by the U.S. government and by federal agencies and instrumentalities. In addition, the Fund may invest a portion of its assets in common stocks, most of which have a history of paying dividends, bonds and other securities of issuers domiciled outside the United States.

Normally the Fund will maintain at least 50% of the value of its assets in common stocks and at least 25% of the value of its assets in debt securities, including money market securities. Although the Fund focuses on investments in medium to larger capitalization companies, the Fund’s investments are not limited to a particular capitalization size.

American Funds Corporate Bond Fund Class R‑6	0.49%
The Fund seeks to provide maximum total return consistent with capital preservation and prudent risk management by investing primarily in investment-grade corporate debt securities, such as bonds. Normally, at least 80% of the Fund’s assets will be invested in corporate debt securities, which may be represented by other investment instruments, including derivatives. The Fund will also normally invest all of its assets in debt instruments, including bonds, mortgage- and other asset-backed securities, cash, cash equivalents (including shares of money market or similar funds managed by the investment adviser or its affiliates) and certain derivative instruments, with quality ratings of Baa3 or better or BBB‑ or better by NRSROs designated by the investment adviser or in debt instruments that are unrated but determined at the time of purchase to be of equivalent quality by the investment adviser.

However, the Fund may invest in debt securities guaranteed or sponsored by the U.S. government, as well as debt issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government, without regard to the quality rating assigned to the U.S. government by an NRSRO.

The Fund may invest significantly in debt securities issued by companies domiciled outside the United States, including issuers domiciled in developing countries. All securities held by the Fund will be denominated in U.S. dollars.

The Fund may invest in certain derivative instruments, such as futures contracts and swaps.

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Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
American Funds Developing World Growth and Income Fund Class R‑6	0.84%
The Fund’s investment objective is to provide long-term growth of capital while providing current income.

Under normal market conditions, the Fund will invest at least 80% of its assets in securities that are (1) issued by companies in developing countries; (2) principally traded in the securities markets of developing countries; (3) denominated in developing country currencies; or (4) issued by companies deemed to be suitable for investment by the Fund because they have significant economic exposure to developing countries. In determining whether a country is a developing country, the investment adviser will consider, among other things, whether the country is generally considered to be a developing country by the international financial community, the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of the country’s gross domestic product, and the overall regulatory environment of the country, including the presence of government regulation limiting or banning foreign ownership and restrictions on repatriation of initial capital, dividends, interest and/or capital gains.

For example, the investment adviser currently expects that most countries included in any one of the Morgan Stanley Capital Index (MSCI) emerging markets indices will be treated as developing countries. The Fund may invest in securities of any company, regardless of where it is domiciled, if the investment adviser determines that the company has significant economic exposure to a developing country. An issuer will be deemed to have significant economic exposure to a developing country if at least 50% of its assets are located in a developing country or at least 50% of its total revenues or profits are derived, or, in the opinion of the investment adviser, are expected to be derived, from goods or services produced or sold in a developing country. The Fund may have significant exposure to one or more developing countries.

American Funds Emerging Markets Bond Fund Class R‑6	0.67%
The Fund’s investment objective is to provide a high level of total return over the long term, of which current income is a large component.

The Fund will invest at least 80% of its net assets (including any borrowing for investment purposes) in bonds and other debt securities, which may be represented by other investment instruments, including derivatives. The Fund will invest at least 80% of its net assets (including any borrowing for investment purposes) in securities of emerging markets issuers, defined as securities: (1) that are from issuers in emerging markets as defined by global index providers designated by the investment adviser (for example, the investment adviser expects that most emerging markets included in any one of the Morgan Stanley Capital Index (MSCI) Emerging Markets or Frontier Market Indices or J.P. Morgan Emerging Markets Bond and J.P. Morgan Global Bond Indices will be treated as emerging markets); (2) that are denominated in emerging markets currencies; (3) that are from issuers deemed to be suitable for the Fund because they have or are expected to have significant economic exposure to emerging markets (through assets, revenues, or profits); (4) that are issued by countries rated Ba/BB or lower; or (5) that are issued by countries that are on an International Monetary Fund (“IMF”) program, have outstanding liabilities to the IMF or have exited an IMF program no more than five years earlier. The Fund may invest up to 100% of its assets in securities denominated in currencies other than the U.S. dollar. The Fund may invest in any quality debt securities with a wide range of maturities.

The Fund may invest in certain derivative instruments, such as forward currency contracts, futures contracts and swaps.

The Fund invests primarily in securities of emerging market issuers, including for example, sovereign debt of emerging market countries and debt of companies located in or with substantial business in emerging markets. Such securities may be rated Ba1 or below and BB+ or below, or in securities that are unrated but determined to be of equivalent quality by the investment adviser.

The Fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case.

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Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
American Funds Global Balanced Fund Class R‑6	0.49%
The Fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

As a balanced fund with global scope, the Fund seeks to invest in equity and debt securities around the world that offer the opportunity for growth and/or provide dividend income, while also constructing the portfolio to protect principal and limit volatility.

Normally the Fund will maintain at least 45% of the value of its assets in common stocks and other equity investments. Although the Fund’s equity investments focus on medium to larger capitalization companies, the Fund’s investments are not limited to a particular capitalization size.

Normally the Fund will invest at least 25% of the value of its assets in bonds and other debt securities (including money market instruments). These will consist of investment grade securities (rated Baa3 or better or BBB– or better by NRSROs designated by the investment adviser or unrated but determined to be of equivalent quality by the investment adviser).

The Fund will allocate its assets among various countries, including the United States (but in no fewer than three countries). Under normal market conditions, the Fund will invest at least 40% of its net assets in issuers outside the United States, unless market conditions are not deemed favorable by the investment adviser, in which case the Fund would invest at least 30% of its net assets in issuers outside the United States.

The Fund’s ability to invest in issuers outside the United States includes investing in emerging markets.

The Fund may invest in bonds and other debt securities, including securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The Fund may also invest in securities of governments, agencies, corporations and other entities domiciled outside the United States. These investments will typically be denominated in currencies other than U.S. dollars.

American Funds Inflation Linked Bond Fund Class R‑6	0.31%
The Fund’s investment objective is to provide inflation protection and income consistent with investment in inflation-linked securities.

The Fund seeks to provide inflation protection and income by investing primarily in inflation-linked securities. Normally, at least 80% of the Fund’s assets will be invested in inflation-linked bonds issued by U.S. and non‑U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index so that principal and interest adjust to reflect changes in the index. For example, U.S. Treasury Inflation-Protected Securities (TIPS) are linked to the Consumer Price Index for Urban Consumers (CPURNSA). Other sovereign governments and corporations also issue inflation-linked securities that are tied to their own local consumer price index or the CPURNSA.

The Fund will invest at least 80% of its assets in securities guaranteed or sponsored by the U.S. government without regard to the quality rating assigned to the U.S. government by a NRSRO. To the extent the Fund invests in other debt securities, the Fund will invest in debt securities with quality ratings of Baa3 or better or BBB‑ or better by NRSROs designated by the investment adviser or in debt securities that are unrated but determined to be of equivalent quality by the investment adviser. The Fund may invest in debt securities with a wide range of maturities.

The Fund may also invest in certain derivative instruments, such as futures contracts and swaps.

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Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
American Funds Mortgage Fund Class R‑6	0.25%
The Fund’s investment objective is to provide current income and preservation of capital.

Normally at least 80% of the Fund’s assets will be invested in mortgage-related securities, including securities collateralized by mortgage loans and contracts for future delivery of such securities (such as to be announced contracts and mortgage dollar rolls). The Fund will invest primarily in mortgage-related securities that are sponsored or guaranteed by the U.S. government, such as securities issued by government-sponsored entities that are not backed by the full faith and credit of the U.S. government, and nongovernment mortgage-related securities that are rated in the Aaa or AAA rating category (by NRSROs designated by the investment adviser) or unrated but determined to be of equivalent quality by the investment adviser. The Fund may also invest in debt issued by federal agencies. In the case of to be announced contracts, each contract for future delivery is normally of short duration. The Fund may also invest in certain derivative instruments, such as futures contracts and swaps.

American Funds Strategic Bond Fund Class R‑6	0.43%
The Fund’s investment objective is to provide maximum total return consistent with preservation of capital.

The Fund will invest at least 80% of its assets in bonds and other debt securities, which may be represented by other investment instruments, including derivatives. The Fund may invest in a broad range of debt securities, including corporate bonds and debt and mortgage-backed securities issued by government sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The Fund may invest in inflation-linked bonds issued by U.S. and non‑U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.

The Fund will invest no more than 35% of its assets in securities rated Ba1 or below and BB+ or below by NRSROs designated by the investment adviser, or in securities that are unrated but determined to be of equivalent quality by the investment adviser. The Fund may invest up to 35% of its assets in securities denominated in currencies other than the U.S. dollar and up to 35% of its assets in securities of emerging market issuers.

The Fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case.

American High Income Trust Class R‑6	0.33%
The Fund’s primary investment objective is to provide a high level of current income. Its secondary investment objective is capital appreciation.

The Fund invests primarily in higher yielding and generally lower quality debt securities (rated Ba1 or below or BB+ or below by NRSROs or unrated but determined by the investment adviser to be of equivalent quality), including corporate loan obligations. The Fund may also invest a portion of its assets in securities of issuers domiciled outside the United States.

The Fund may also invest in certain derivative instruments, such as futures contracts and swaps.

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Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
American Mutual Fund Class R‑6	0.27%
The Fund strives for the balanced accomplishment of three objectives: current income, growth of capital and conservation of principal. The Fund seeks to invest primarily in common stocks of companies that are likely to participate in the growth of the American economy and whose dividends appear to be sustainable. The Fund invests primarily in securities of issuers domiciled in the U.S. and Canada.

Although the Fund focuses on investments in medium to larger capitalization companies, the Fund’s investments are not limited to a particular capitalization size. The Fund may also invest in bonds and other debt securities, including those issued by the U.S. government and by federal agencies and instrumentalities. Debt securities purchased by the Fund are rated investment grade or better or determined to be of equivalent quality by the investment adviser.

Capital Income Builder Class R‑6	0.27%	The Fund has two primary investment objectives: (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The Fund’s secondary objective is to provide growth of capital. The Fund normally invests at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks and other equity securities). The Fund invests primarily in a broad range of income-producing securities, including common stocks and bonds. In seeking to provide a level of current income that exceeds the average yield on U.S. stocks, the Fund generally looks to the average yield on stocks of companies listed on the S&P 500. The Fund may also invest significantly in common stocks, bonds and other securities of issuers domiciled outside the U.S.

Capital World Bond Fund Class R‑6	0.48%
The Fund’s investment objective is to provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the Fund and the changes in the market value of the Fund’s investments.

Under normal market circumstances, the Fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by other investment instruments, including derivatives. The Fund invests primarily in debt securities, including asset-backed and mortgage-backed securities and securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. The Fund will invest substantially in securities of issuers domiciled in a number of countries outside the United States, and such investments may include securities of issuers domiciled in developing countries. Normally, the Fund invests substantially in investment-grade bonds (rated Baa3 or better or BBB– or better by NRSROs designated by the investment adviser or unrated but determined to be of equivalent quality by the investment adviser). The Fund may also invest up to 25% of its assets in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by NRSROs designated by the investment adviser or unrated but determined to be of equivalent quality by the investment adviser). The total return of the Fund will be the result of interest income, changes in the market value of the Fund’s investments and changes in the values of other currencies relative to the U.S. dollar. The Fund may invest in certain derivative instruments, such as forward currency contracts, futures contracts and swaps.

The Fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case.

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Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
Capital World Growth and Income Fund Class R‑6	0.42%
The Fund’s investment objective is to provide long-term growth of capital while providing current income.

The Fund invests primarily in common stocks of well-established companies located around the world, many of which have the potential to pay dividends. The Fund invests, on a global basis, in common stocks that are denominated in U.S. dollars or other currencies. Under normal market circumstances the Fund will invest a significant portion of its assets in securities of issuers domiciled outside the United States, including those based in developing countries.

The Fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the Fund tends to invest in stocks that the investment adviser believes to be relatively resilient to market declines.

EuroPacific Growth Fund Class R‑6	0.46%
The Fund’s investment objective is long-term growth of capital.

The Fund invests primarily in common stocks of issuers in Europe and the Pacific Basin that the investment adviser believes have the potential for growth. Growth stocks are stocks that the investment adviser believes have the potential for above-average capital appreciation. Normally the Fund will invest at least 80% of its net assets in securities of issuers in Europe and the Pacific Basin. A country will be considered part of Europe if it is part of the MSCI European indexes, and part of the Pacific Basin if any of its borders touches the Pacific Ocean. In determining the domicile of an issuer, the investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues. The Fund may invest a portion of its assets in common stocks and other securities of companies in emerging markets.

Fundamental Investors Class R‑6	0.28%	The Fund seeks to achieve long-term growth of capital and income. The Fund seeks to invest primarily in common stocks of companies that appear to offer superior opportunities for capital growth and most of which have a history of paying dividends. In addition, the Fund may invest significantly in securities of issuers domiciled outside the U.S.

Intermediate Bond Fund of America Class R‑6	0.23%
The Fund seeks to provide current income consistent with its maturity and quality standards and preservation of capital. The Fund will invest at least 80% of its assets in bonds (bonds include any debt instrument and money market instrument) which may be represented by other investment instruments, including derivatives. The Fund maintains a portfolio of bonds, other debt securities and money market instruments having a dollar-weighted average effective maturity of no less than three years and no greater than five years under normal market conditions. The Fund invests primarily in bonds and other debt securities with quality ratings of A‑ or better or A3 or better (by a NRSRO designated by the investment adviser) or unrated but determined to be of equivalent quality by the investment adviser. The Fund may invest up to 10% of its assets in bonds and other debt securities rated in the BBB or Baa rating category (by a NRSRO designated by the investment adviser) or in unrated securities determined to be of equivalent quality by the investment adviser.

The Fund primarily invests in debt securities denominated in U.S. dollars, including securities issued and guaranteed by the U.S. government, debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies, and instrumentalities that are not backed by the full faith and credit of the U.S. government. In addition, the Fund may invest in mortgage-backed securities issued by private issuers and asset-backed securities (securities backed by assets such as auto loans, credit card receivables or other providers of credit).

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Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
International Growth and Income Fund Class R‑6	0.54%
The Fund’s investment objective is to provide long-term growth of capital while providing current income.

The Fund invests primarily in stocks of larger, well-established companies domiciled outside the United States, including in emerging markets and developing countries, that the investment adviser believes have the potential for growth and/or to pay dividends. The Fund currently intends to invest at least 90% of its assets in securities of issuers domiciled outside the United States and whose securities are listed primarily on exchanges outside the United States and in cash and cash equivalents (including shares of money market or similar funds managed by the investment adviser or its affiliates) and securities held as collateral issued by U.S. issuers. The Fund therefore expects to be invested in numerous countries outside the United States. The Fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the Fund focuses on stocks of companies with strong earnings that pay dividends. The investment adviser believes that these stocks will be more resistant to market declines than stocks of companies that do not pay dividends.

New Perspective Fund Class R‑6	0.42%
The Fund’s investment objective is to provide long-term growth of capital.

The Fund seeks to take advantage of investment opportunities generated by changes in international trade patterns and economic and political relationships by investing in common stocks of companies located around the world. In pursuing its investment objective, the Fund invests primarily in common stocks that the investment adviser believes have the potential for growth.

New World Fund Class R‑6	0.59%
The Fund’s investment objective is long-term capital appreciation.

The Fund invests primarily in common stocks of companies with significant exposure to countries with developing economies and/or markets. The securities markets of these countries may be referred to as emerging markets. The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds (rated Ba1 or below and BB+ or below by NRSROs designated by the investment adviser or unrated but determined to be of equivalent quality by the investment adviser), with exposure to these countries. Under normal market conditions, the Fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets. In determining whether a country is qualified, the investment adviser will consider such factors as the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of gross domestic product, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains. The investment adviser will maintain a list of qualified countries and securities in which the Fund may invest.

The Fund may invest in equity securities of any company, regardless of where it is based, if the investment adviser determines that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries. In addition, the Fund may invest in nonconvertible debt securities of issuers, including issuers of lower rated bonds and government bonds, that are primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The Fund may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.

American Funds® Moderate Allocation Portfolio

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Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
Short-Term Bond Fund of America Class R‑6	0.32%
The Fund seeks to provide current income, consistent with its maturity and quality standards, and preservation of capital. The Fund invests at least 80% of its assets in bonds (which include any debt instrument and cash equivalents and may be represented by derivatives) and maintains a portfolio having a dollar-weighted average effective maturity no greater than three years and consisting primarily of debt securities rated AA‑ or Aa3 or better by NRSROs designated by the investment adviser or unrated but determined to be of equivalent quality by the investment adviser. The Fund may invest up to 10% of its assets in debt securities in the A rating category or in unrated securities determined to be of equivalent quality by the investment adviser.

The Fund primarily invests in debt securities denominated in U.S. dollars, including securities issued and guaranteed by the U.S. government, securities of corporate issuers, mortgage-backed securities and debt securities and mortgage-backed securities issued by government sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The Fund may also invest in asset-backed securities (securities backed by assets such as auto loans, credit card receivables or other providers of credit).

SMALLCAP World Fund Class R‑6	0.67%
The Fund’s investment objective is to provide long-term growth of capital.

Normally the Fund invests at least 80% of its net assets in growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations. The investment adviser currently defines “small market capitalization” companies to be companies with market capitalizations of $6.0 billion or less. The investment adviser has periodically re‑evaluated and adjusted this definition and may continue to do so in the future. The Fund may continue to hold securities of a portfolio company that subsequently appreciates above the small market capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in small market capitalization stocks at any given time. Under normal circumstances, the Fund will invest a significant portion of its assets outside the United States, including in emerging markets.

The Bond Fund of America Class R‑6	0.21%
The Fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital.

The Fund seeks to maximize the level of current income and preserve capital by investing primarily in bonds. Normally the Fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by other investment instruments, including derivatives. The Fund invests at least 60% of its assets in debt securities rated A3 or better or A‑ or better by NRSROs designated by the investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the investment adviser, including U.S. government securities, money market instruments or cash. The Fund may invest in debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The Fund may invest in inflation-linked bonds issued by U.S. and non‑U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.

The Fund may invest in certain derivative instruments, such as futures contracts and swaps.

The Fund may invest up to 10% of its assets in debt securities rated Ba1 or below and BB+ or below by NRSROs designated by the investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the investment adviser.

American Funds® Moderate Allocation Portfolio

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Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
The Growth Fund of America Class R‑6	0.30%
The Fund’s investment objective is to provide growth of capital.

The Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Fund invests primarily in common stocks of large and mid‑capitalization issuers. The Fund may invest up to 25% of its assets in securities of issuers domiciled outside the United States.

The Income Fund of America Class R‑6	0.26%
The Fund seeks to provide current income while secondarily striving for capital growth. Normally, the Fund invests primarily in income-producing securities, including equity securities, such as dividend-paying common stocks, and debt securities, such as interest-paying bonds.

Generally, at least 60% of the Fund’s assets will be invested in common stocks and other equity-type securities. However, depending on various factors, including market conditions, the Fund’s investment composition in equity, debt and cash or money market instruments may vary substantially. The Fund may also invest up to 30% of its assets in equity securities of issuers domiciled outside the U.S., including in developing markets. In addition, the Fund may invest up to 20% of its assets in lower quality, higher yielding nonconvertible debt securities (rated Ba1 and BB+ or below by NRSROs designated by the investment adviser or unrated but determined to be of equivalent quality by the investment adviser). In addition, the Fund may invest up to 10% of its assets in debt securities of issuers domiciled outside the U.S.; however, these securities must be denominated in U.S. dollars.

The Investment Company of America Class R‑6	0.27%
The Fund’s investment objectives are to achieve long-term growth of capital and income.

The Fund invests primarily in common stocks, most of which have a history of paying dividends. The Fund’s equity investments are generally limited to securities of companies that are included on its eligible list. Securities are added to, or deleted from, the eligible list based upon a number of factors, such as the Fund’s investment objectives and policies, whether a company is deemed to be an established company of sufficient quality and a company’s dividend payment prospects. Although the Fund focuses on investments in medium to larger capitalization companies, the Fund’s investments are not limited to a particular capitalization size. In the selection of common stocks and other securities for investment, potential for capital appreciation and future dividends are given more weight than current yield. The Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States.

The New Economy Fund Class R‑6	0.41%
The investment objective of the Fund is long-term growth of capital.

The Fund seeks to achieve its objective by investing in securities of companies that can benefit from innovation, exploit new technologies or provide products and services that meet the demands of an evolving global economy. In pursuing its investment objective, the Fund invests primarily in common stocks that the investment adviser believes have the potential for growth. The Fund also invests in common stocks with the potential to pay dividends. However, current income is not expected to be significant, particularly in low yield environments. The Fund may invest up to 50% of its assets in issuers based outside the United States, including those based in developing countries. The Fund may also invest in the stocks of smaller capitalization companies.

American Funds® Moderate Allocation Portfolio

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Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
U.S. Government Securities Fund Class R‑6	0.23%
The Fund’s investment objective is to provide a high level of current income consistent with prudent investment risk and preservation of capital.

Normally at least 80% of the Fund’s assets will be invested in securities that are guaranteed or sponsored by the U.S. government, its agencies and instrumentalities, including bonds and other debt securities denominated in U.S. dollars, which may be represented by other investment instruments, including derivatives. The Fund may also invest in mortgage-backed securities issued by federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The Fund may invest in inflation-linked bonds issued by U.S. and non‑U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.

The Fund may invest in certain derivative instruments, such as futures contracts and swaps.

Washington Mutual Investors Fund Class R‑6	0.27%
The Fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The Fund invests primarily in common stocks of established companies that are listed on, or meet the financial listing requirements of, the New York Stock Exchange and have a strong record of earnings and dividends. The Fund strives to accomplish its objective through fundamental research, careful selection and broad diversification. In the selection of common stocks and other securities for investment, current and potential income as well as the potential for long-term capital appreciation are considered. The Fund seeks to provide an above-average yield in its quarterly income distribution in relation to the S&P 500 Index (a broad, unmanaged index). The Fund strives to maintain a fully invested, diversified portfolio, consisting primarily of high-quality common stocks. The Fund has Investment Standards originally based upon criteria established by the United States District Court for the District of Columbia for determining eligibility under the Court’s Legal List procedure, which was in effect for many years. The Fund has an “Eligible List”—based on the Investment Standards—of investments considered appropriate for a prudent investor seeking opportunities for income and growth of principal consistent with common stock investing. The investment adviser generates and maintains the Eligible List in compliance with the Fund’s Investment Standards and selects the Fund’s investments exclusively from the issuers on the Eligible List.

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I
BlackRock High Yield Portfolio
Class A and Class B Shares
PROSPECTUS
April 30, 2021

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

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BlackRock High Yield Portfolio

PORTFOLIO SUMMARY:
Investment Objective
To maximize total return, consistent with income generation and prudent investment management.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B
Management Fee	0.60%		0.60%
Distribution and/or Service (12b‑1) Fees	None		0.25%
Other Expenses	0.08%		0.08%

Total Annual Portfolio Operating Expenses	0.68%		0.93%
Fee Waiver *	(0.02%	)	(0.02%	)

Net Operating Expenses	0.66%		0.91%

*	Brighthouse Investment Advisers, LLC has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$67	$216	$377	$845
Class B	$93	$294	$513	$1,141
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 85% of the average value of its portfolio.
Principal Investment Strategies
BlackRock Financial Management, Inc. (“BlackRock” or “Subadviser”), subadviser to the Portfolio, invests the Portfolio’s assets, under normal circumstances, primarily in non-investment grade bonds with maturities of ten years or less. The Portfolio will normally invest at least 80% of its net assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called “junk bonds”) acquired by the Portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by S&P Global Ratings or Fitch Ratings, Inc. or Ba or lower by Moody’s Investor Services) or will be determined by BlackRock to be of similar quality. Split rated bonds and other fixed income securities (securities that receive different ratings from two or more rating agencies) are treated for these purposes as follows: if three agencies rate a security, the security will be considered to have the median credit rating; if two of the three agencies rate a security, the security will be considered to have the lower credit rating. The Portfolio may invest in securities issued pursuant to Rule 144A under the Securities Act of 1933. The Portfolio may also invest up to 20% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Portfolio’s investment in non‑dollar denominated bonds may be on a currency hedged or unhedged basis. The Portfolio may also invest in common stocks.
BlackRock evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the Portfolio when BlackRock determines that they have the potential for above-average total return.

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To add additional diversification, BlackRock can invest in a wide range of securities, including corporate bonds, mezzanine investments (typically the most subordinated debt obligation in an issuer’s capital structure), collateralized bond obligations, collateralized loan obligations and other collateralized debt obligations, bank loans and mortgage-backed and asset‑backed securities. The Portfolio can also invest, to the extent consistent with its investment goal, in non‑U.S. and emerging market securities and currencies. The Portfolio may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer’s current or future ability to make interest and principal payments. Typically, BlackRock will invest in distressed securities when it believes they are undervalued.
The BlackRock team may, when consistent with the Portfolio’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps (up to 15% of its assets) and interest rate or foreign currency transactions, including swaps (collectively, commonly known as “derivatives”). The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
High Yield Debt Security Risk.    High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high

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yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Convertible Securities Risk.     Investments in convertible securities are subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer, or the Portfolio may be forced to convert a convertible security, at a time and a price that is disadvantageous to the Portfolio.
Loan Investment Risk.    Investments in loans expose the Portfolio to interest rate risk and the credit and counterparty risk of the underlying borrowers of those loans. No active trading market may exist for certain loans. Moreover, adverse market conditions may impair the liquidity of some actively traded loans. The Portfolio may have difficulty valuing and selling loans that are illiquid or are less actively traded. Loans are also subject to the risk that borrowers will prepay the principal more quickly than expected, which could cause the Portfolio to reinvest the repaid principal in investments with lower yields, thereby exposing the Portfolio to a lower rate of return. There may be a limited amount of public information about the loans in which the Portfolio invests. Purchases and sales of loans are generally subject to contractual restrictions that may impede the Portfolio’s ability to buy or sell loans and may negatively affect the transaction price. Loan transactions may take longer than seven days to settle, and the Portfolio may hold cash, sell investments, or temporarily borrow from banks or other lenders in order to meet short-term liquidity needs. The Portfolio may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to any loans it owns in the event of fraud or misrepresentation by a borrower. The Portfolio’s purchase and sale of loans may involve the risk of market manipulation by a borrower. Any investments in below investment grade loans and other debt securities expose a portfolio to greater market risk and credit and counterparty risk than a portfolio that invests only in investment grade loans and debt securities. Lower rated securities also may be subject to greater price volatility than higher rated investments.
Mortgage-Backed and Asset-Backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.
Collateralized Obligations Risk.    Collateralized obligations are subject to varying degrees of credit and counterparty risk. The Portfolio’s credit and counterparty risk increases if its interests are subordinate to other holders’ interests.
Mortgage Dollar Roll Transactions Risk.    Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price. In addition, the Portfolio will incur higher transaction costs if its mortgage dollar roll transactions lead to higher portfolio turnover. These transactions also may subject the Portfolio to a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Credit Default Swap Risk.    Credit default swaps may increase credit and counterparty risk (depending on whether the Portfolio is the buyer or seller of the swaps), and they may be illiquid. Credit default swaps also may be difficult to value, especially in the event of market disruptions. Credit default swap transactions in which the Portfolio is the seller may require that the Portfolio sell

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5

portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet segregation requirements.
Reverse Repurchase Agreement Risk.    Reverse repurchase agreements are subject to market risk, credit and counterparty risk and leveraging risk. Reverse repurchase agreements involve the risk that the market value of the securities sold will decline below the price at which the Portfolio is required to repurchase them. In addition, reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner or at all. The Portfolio could lose money if it is unable to recover the securities and the value of the collateral held by the Portfolio, including the value of the investments made with cash collateral, is less than the value of the securities. Reverse repurchase agreements may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Rule 144A and Other Exempted Securities Risk.    In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. If an insufficient number of eligible buyers is interested in purchasing privately placed and other securities or instruments exempt from Securities and Exchange Commission registration (collectively “private placements”) at a particular time, this could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even the Portfolio’s holdings of liquid private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The information that issuers of Rule 144A eligible securities are required to disclose to potential investors is much less extensive than that required of public companies and is not publicly available, and issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	2nd – 2020	9.85%
Lowest Quarter	1st – 2020	-11.73%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	10 Years
Class A	7.76%	8.32%	6.91%
Class B	7.51%	8.05%	6.65%
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (reflects no deduction for mutual fund fees or expenses)	7.05%	8.57%	6.79%
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.    BlackRock Financial Management, Inc., is the subadviser to the Portfolio.

BlackRock High Yield Portfolio

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Portfolio Managers.    James Keenan, CFA, Managing Director of BlackRock, Mitchell Garfin, CFA, Managing Director of BlackRock, David Delbos, Managing Director of BlackRock and Derek Schoenhofen, Director of BlackRock, have managed the Portfolio since 2007, 2009, 2014 and 2009, respectively.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

BlackRock High Yield Portfolio

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s

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return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.

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Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which the Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates may impact the yield of the Portfolio’s investments in fixed income securities and may increase the risk that, if followed by rising interest rates, the Portfolio’s performance will be negatively impacted. The Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation.

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Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. In determining whether to increase or decrease interest rates, central banks typically consider, among other factors, the current state of the economy and markets, economic and financial forecasts, and the general economic outlook. There can be no assurance that the actions taken by central banks will have their intended effect.
The U.S. Government and the U.S. Federal Reserve have taken steps to support financial markets, including by keeping interest rates at low levels. The U.S. Federal Reserve has in the past reduced its market support activities. A reduction or withdrawal of U.S. Federal Reserve or other governmental support, including interest rate increases, could reduce the value of debt securities in which the Portfolio invests.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are

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supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.
The Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio in respect of the counterparty’s obligations to the Portfolio or recovering collateral that the Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
High Yield Debt Security Risk
High yield debt securities, or “junk bonds”, are securities that are rated below “investment grade” or are not rated but are of equivalent quality. A Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than a Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid.
A Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit and counterparty risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.
A Portfolio that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio, or that are rated in the lower rating

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categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Portfolio’s Subadviser to be of comparable quality (“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. A Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. A Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

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All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Convertible Securities Risk
Investments in convertible securities are subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit and counterparty risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio. The Portfolio also may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Portfolio’s return.

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The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Nearly all debt securities, including debt securities that are convertible into equity securities, are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. Government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. Government agency, instrumentality, or corporation; or otherwise supported by the United States. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if an issuer’s or a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.
Convertible securities subject the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
The values of convertible securities are subject to change when prevailing interest rates change. The value of convertible securities tends to decline when prevailing interest rates rise and, conversely, tends to increase when interest rates go down. As the value of the common stock underlying a convertible security declines, the convertible security’s sensitivity to changes in prevailing interest rates tends to increase. The income generated by convertible securities tends to decline when prevailing interest rates decline and, conversely, increase when interest rates rise.
Loan Investment Risk
Investments in loans expose the Portfolio to interest rate risk and the credit and counterparty risk of the underlying borrowers of those loans. It is possible that these investments also expose the Portfolio to the credit and counterparty risk of the financial or other institution from which or to whom the Portfolio purchases or sells loans. Economic and other events can reduce the demand for certain loans or loans generally, which may reduce market prices and cause the Portfolio’s share price to fall. The frequency and magnitude of such changes cannot be predicted. In addition, the market for some loans may be illiquid and, consequently, the Portfolio may have difficulty valuing and selling these investments. The Portfolio may be dependent on third parties to enforce its rights against underlying borrowers.
Any investments in below investment grade floating rate loans and floating rate and other debt securities are considered speculative because of the credit and counterparty risk of their borrowers and issuers and would expose the Portfolio to greater market risk and credit and counterparty risk than a portfolio that invests only in investment grade loans and debt securities. Changes in economic conditions or other circumstances are more likely to reduce the capacity of borrowers and issuers of lower rated investments to make principal and interest payments. Such borrowers and issuers are also more likely to default on their payments of interest and principal owed than borrowers and issuers of investment grade loans and debt securities. Such defaults

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could reduce the Portfolio’s share price and income distributions. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt security may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which could adversely affect the loan’s value.
Although loans and other debt securities may be adversely affected by rising interest rates, the floating rate feature of certain loans and debt securities may reduce this risk. Declines in prevailing interest rates may increase prepayments of loans and other debt securities and may expose the Portfolio to a lower rate of return if it reinvests the repaid principal in loans or debt securities with lower yields. Debt securities that do not make regular payments of interest may experience greater volatility in response to changes in interest rates. No active trading market may exist for certain loans, which would impair the ability of the Portfolio to realize the full value of such loans in the event of the need to liquidate such assets. Moreover, adverse market conditions may impair the liquidity of some actively traded loans.
There is typically a limited amount of public information available about loans because loans normally are not registered with the Securities and Exchange Commission or any state securities commission or listed on any securities exchange. Certain of the loans in which the Portfolio may invest may not be considered “securities,” and therefore the Portfolio may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to those loans in the event of fraud or misrepresentation by a borrower. The Portfolio may come into possession of material, non-public information about a borrower as a result of the Portfolio’s ownership of a loan or other floating-rate instrument of the borrower. Because of prohibitions on trading in securities of issuers while in possession of material, non-public information, the Portfolio might be unable to enter into a transaction in a publicly-traded security of the borrower when it would otherwise be advantageous to do so. If the Subadviser declines to receive available material nonpublic information about the issuers of loans that also issue publicly traded securities, the Subadviser may have less information than other investors about certain of the loans in which it seeks to invest.
Some of the loans in which the Portfolio may invest or to which the Portfolio may obtain exposure may be “covenant-lite” loans, which contain fewer or less restrictive constraints on the borrower than certain other types of loans. The Portfolio may have fewer rights against a borrower when it invests in or has exposure to such loans and so may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.
Loans trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may (i) impede the Portfolio’s ability to buy or sell loans; (ii) negatively affect the transaction price; (iii) affect the counterparty credit risk borne by the Portfolio; (iv) impede the Portfolio’s ability to timely vote or otherwise act with respect to loans; and (v) expose the Portfolio to adverse tax or regulatory consequences. The Portfolio’s transactions in loans may take longer than seven days to settle, which may affect the Portfolio’s process for meeting redemptions. The Portfolio may hold cash, sell securities or temporarily borrow from banks or other lenders in order to meet short-term liquidity needs.

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Mortgage-Backed and Asset-Backed Securities Risk
Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they are particularly sensitive to interest rates. On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative,” the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation began issuing uniform mortgage-backed securities (“UMBS”). All of the risks applicable to investing in mortgage-backed securities are applicable to investing in UMBS.
Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.
Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed will be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts exposes the Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, the Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.
Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause the Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.

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Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities. During periods of market stress or high redemptions, the Portfolio may be forced to sell these securities at significantly reduced prices. Liquidity risk is even greater for mortgage pools that include subprime mortgages.
The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any.
If the Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Collateralized Obligations Risk
Collateralized obligations, including collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other collateralized debt obligations (“CDOs”), are subject to varying degrees of credit and counterparty risk depending on their level of credit protection and when they are entitled to receive payments of principal and interest. If the Portfolio purchases CBOs, CLOs or other CDOs that are subordinated to other interests in the same pool of debt securities, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the securities underlying CBOs, CLOs and other CDOs may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of CBOs, CLOs and other CDOs and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as high yield debt.
Mortgage Dollar Roll Transactions Risk
Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price before the purchase is consummated. In addition, the Portfolio will incur higher transaction costs if its mortgage dollar roll transactions lead to higher portfolio turnover. Mortgage dollar roll transactions may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.

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Credit Default Swap Risk
Credit default swap contracts, a type of derivative, involve special risks and may result in losses to the Portfolio. Credit default swaps may be illiquid, and they may increase credit and counterparty risk (depending on whether the Portfolio is the buyer or seller of the swaps). Where the Portfolio buys a credit default swap, the Portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. If the Portfolio’s Subadviser is incorrect in its assessment of the issuer of the referenced obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into a credit default swap contract.
As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. Developments in the swap market, including potential government regulation, could adversely affect the Portfolio’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.
When the Portfolio is the seller of a credit default swap contract, the Portfolio effectively adds leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. Credit default swap transactions in which the Portfolio is the seller may require that the Portfolio sell portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet segregation requirements.
To mitigate counterparty risk, the Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. To mitigate leveraging risk when the Portfolio is the seller of a credit default swap contract, the Portfolio will segregate or “earmark” liquid assets in an amount equal to the full notional amount of the swap (less any amounts owed to the Portfolio from the buyer of the swap). Although segregation of assets will ensure that the Portfolio has assets available to satisfy its obligations with respect to the swap transaction and will limit any potential leveraging of the Portfolio’s portfolio, it will not limit the Portfolio’s exposure to loss from the swap transaction.
Reverse Repurchase Agreement Risk
Reverse repurchase agreements involve the sale of securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements are subject to market risk, credit and counterparty risk and leveraging risk. Reverse repurchase agreements involve the risks that (i) the interest income earned from the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Portfolio will decline below the price of the securities the Portfolio has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Portfolio is required to repurchase them and (iv) the securities will not be returned in a timely manner or at all.
The Portfolio could lose money if it is unable to recover the securities and the value of the collateral held by the Portfolio, including the value of the investments made with cash collateral, is less than the value of the securities.

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The Portfolio’s use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not used reverse repurchase agreements, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the interest income earned from the investment of the proceeds of the reverse repurchase agreement. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.
In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, that buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s obligations to repurchase the securities and the Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.

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Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
On October 28, 2020, the Securities and Exchange Commission adopted Rule 18f-4 under the 1940 Act, which, once effective, will apply to the Portfolio’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior Securities and Exchange Commission guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The application of Rule 18f-4 to the Portfolio could restrict the Portfolio’s ability to utilize derivative investments and financing transactions and prevent the Portfolio from implementing its principal investment strategies in the manner that it has historically, which may result in changes to the Portfolio’s principal investment strategies and could adversely affect the Portfolio’s performance.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Rule 144A and Other Exempted Securities Risk
In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even if a private placement is determined to be liquid, the Portfolio’s holdings of private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering is not filed with the Securities and Exchange Commission. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the

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principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Portfolio Turnover
The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objective.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1⁄3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.

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Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which

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may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. It limits issue exposure to a 2% maximum.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of 0.600% of the average daily net assets of the Portfolio. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.58% of the Portfolio’s average daily net assets.

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A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.
Fee Waiver Arrangement
BlackRock has agreed to waive the subadvisory fee it receives for subadvising the Portfolio in an amount equal to any advisory fee it receives as a result of any investment by the Portfolio in any investment company, unit investment trust or other collective investment fund, registered or non-registered, for which BlackRock or any of its affiliates serves as investment adviser. BIA will waive its advisory fee in the same amount to pass the benefit of this waiver to the Portfolio.
Contractual Fee Waiver
BIA has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.600% of the first $500 million of the Portfolio’s average daily net assets, and 0.550% of such assets over $500 million. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020,

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BIA paid to the Subadviser an investment subadvisory fee of 0.33% of the Portfolio’s average daily net assets.
BlackRock Financial Management, Inc., is an indirect wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc., and its global subsidiaries provide investment management and risk management services and had assets under management totaling approximately $8.6 trillion as of December 31, 2020. BlackRock, Inc., is located at 55 East 52nd Street, New York, New York 10055.
The Portfolio is managed by a team of investment professionals at BlackRock. The lead members of the team are James Keenan, Managing Director of BlackRock since 2008, Mitchell Garfin, Managing Director of BlackRock since 2009, David Delbos, Managing Director of BlackRock since 2012 and Derek Schoenhofen, Director of BlackRock since 2006. Mr. Keenan has been part of the Portfolio’s management team since 2007, Mr. Delbos has been managing the Portfolio since 2014, and Messrs. Garfin and Schoenhofen have each been managing the Portfolio since 2009.
Mr. Keenan, CFA, is Global Head of Fundamental Credit and CIO for Global Credit. His primary responsibilities are providing oversight of the investment process and performance, which includes determining the top down strategy for the fund.
Mr. Garfin, CFA, has served as a portfolio manager at BlackRock since 2005 and as a credit research analyst in BlackRock’s Portfolio Management Group from 2000 to 2005.
Mr. Delbos joined the Portfolio’s management team in 2014. His responsibilities include overseeing the management of the Portfolio. Prior to becoming a Managing Director at BlackRock in 2012, he was a Director at BlackRock from 2007 to 2011.
Mr. Schoenhofen has served as a portfolio manager at BlackRock since 2006. From 2000 to 2006, Mr. Schoenhofen was a member of the Portfolio Management Group responsible for managing the financing for the firm’s leveraged funds and investing all excess cash across all the real money accounts.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily

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net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also

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declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

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Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.

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In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no

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longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long‑term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset

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value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported

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bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short‑term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
BlackRock High Yield Portfolio

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$7.84	$7.25	$7.84	$7.68	$7.21

Income (Loss) from Investment Operations
Net investment income (a)	0.38	0.41	0.42	0.43	0.41	(b)
Net realized and unrealized gain (loss)	0.19	0.65	(0.61)	0.18	0.58

Total income (loss) from investment operations	0.57	1.06	(0.19)	0.61	0.99

Less Distributions
Distributions from net investment income	(0.43)	(0.47)	(0.40)	(0.45)	(0.52)

Total distributions	(0.43)	(0.47)	(0.40)	(0.45)	(0.52)

Net Asset Value, End of Period	$7.98	$7.84	$7.25	$7.84	$7.68

Total Return (%) (c)	7.76	15.05	(2.58)	8.07	14.26

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	0.68	0.69	0.67	0.67
Gross ratio of expenses to average net assets excluding interest expense (%)	0.68	0.68	0.68	0.67	0.67
Net ratio of expenses to average net assets (%) (d)	0.66	0.68	0.69	0.67	0.67
Net ratio of expenses to average net assets excluding interest expense (%) (d)	0.66	0.68	0.68	0.67	0.67
Ratio of net investment income to average net assets (%)	5.09	5.31	5.43	5.47	5.58	(b)
Portfolio turnover rate (%)	85	79	72	76	89
Net assets, end of period (in millions)	$385.0	$384.5	$385.5	$438.5	$436.6

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$7.73	$7.15	$7.74	$7.59	$7.13

Income (Loss) from Investment Operations
Net investment income (a)	0.36	0.38	0.39	0.40	0.39	(b)
Net realized and unrealized gain (loss)	0.18	0.66	(0.60)	0.18	0.57

Total income (loss) from investment operations	0.54	1.04	(0.21)	0.58	0.96

Less Distributions
Distributions from net investment income	(0.41)	(0.46)	(0.38)	(0.43)	(0.50)

Total distributions	(0.41)	(0.46)	(0.38)	(0.43)	(0.50)

Net Asset Value, End of Period	$7.86	$7.73	$7.15	$7.74	$7.59

Total Return (%) (c)	7.51	14.85	(2.87)	7.76	13.98

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	0.93	0.94	0.92	0.92
Gross ratio of expenses to average net assets excluding interest expense (%)	0.93	0.93	0.93	0.92	0.92
Net ratio of expenses to average net assets (%) (d)	0.91	0.93	0.94	0.92	0.92
Net ratio of expenses to average net assets excluding interest expense (%) (d)	0.91	0.93	0.93	0.92	0.92
Ratio of net investment income to average net assets (%)	4.83	5.06	5.19	5.22	5.33	(b)
Portfolio turnover rate (%)	85	79	72	76	89
Net assets, end of period (in millions)	$448.7	$344.7	$250.9	$260.2	$260.3

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Net investment income per share and the ratio of net investment income to average net assets include a non‑recurring refund for overbilling of prior years’ custodian out‑of‑pocket fees which amounted to less than $0.01 per share and 0.04% of average net assets, respectively.

(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I

Brighthouse/Wellington Large Cap Research Portfolio
Class A, Class B and Class E Shares
PROSPECTUS
April 30, 2021
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

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Brighthouse/Wellington Large Cap Research Portfolio

PORTFOLIO SUMMARY:
Investment Objective
Long-term capital appreciation.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class E
Management Fee	0.56%		0.56%		0.56%
Distribution and/or Service (12b‑1) Fees	None		0.25%		0.15%
Other Expenses	0.03%		0.03%		0.03%

Total Annual Portfolio Operating Expenses	0.59%		0.84%		0.74%
Fee Waiver *	(0.04%	)	(0.04%	)	(0.04%	)

Net Operating Expenses	0.55%		0.80%		0.70%

*	Brighthouse Investment Advisers, LLC has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$56	$185	$325	$734
Class B	$82	$264	$462	$1,033
Class E	$72	$233	$408	$915
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 76% of the average value of its portfolio.
Principal Investment Strategies
Wellington Management Company LLP (“Wellington Management” or “Subadviser”), subadviser to the Portfolio, invests the Portfolio’s assets, under normal circumstances, primarily in equity securities of U.S. companies and, to a lesser extent, of foreign companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of large-capitalization companies. The Portfolio considers a company to be a large-capitalization company if it has a market capitalization at the time of purchase that falls within the market capitalization range of companies included in the Russell 1000® Index or the S&P 500® Index. As of December 31, 2020, the lowest capitalization of companies in the Russell 1000 Index was $321 million, while the lowest capitalization of companies in the S&P 500 Index was $3.4 billion as of that date. Equity securities may include common stocks, preferred stocks, American Depositary Receipts (“ADRs”), rights and warrants.
In managing the Portfolio, Wellington Management allocates the Portfolio’s assets across a variety of industries, selecting companies in each industry based on the research of Wellington Management’s team of global industry analysts. The Portfolio typically seeks to maintain representation in each major industry represented by broad-based, large cap U.S. equity indices. The Portfolio may, from time to time, emphasize one or more sectors. Wellington Management may invest up to 15% of the Portfolio’s total net assets in securities of foreign issuers and non-dollar denominated securities.
In analyzing a prospective investment for the Portfolio, Wellington Management utilizes a “bottom-up” approach, which is the use of fundamental analysis to

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identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of a variety of factors, including the company’s business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.
Focused Investment Risk.    Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of broad-based securities market indexes. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. Effective February 3, 2014, Wellington Management became the subadviser to the Portfolio. Investment performance of the Portfolio and the Portfolio’s predecessor fund prior to that date may not be representative of the performance the Portfolio would have achieved had Wellington Management been its subadviser and had its current principal investment strategies then been in effect.

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4

Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	2nd – 2020	22.64%
Lowest Quarter	1st – 2020	-20.51%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	10 Years
Class A	22.27%	14.95%	13.87%
Class B	22.03%	14.67%	13.59%
Class E	22.10%	14.78%	13.69%
S&P 500 Index (reflects no deduction for mutual fund fees or expenses)	18.40%	15.21%	13.88%
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.    Wellington Management Company LLP is the subadviser to the Portfolio.
Portfolio Managers.    The Portfolio is managed by a team led by Mary L. Pryshlak, CFA, Senior Managing Director and Head of Investment Research of Wellington Management, and Jonathan G. White, CFA, Managing Director and Director of Research Portfolios of Wellington Management. Ms. Pryshlak and Mr. White have been managers of the Portfolio since 2018.
Purchase and Sale of Portfolio Shares

Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.

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Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.

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Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which the Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or

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securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Focused Investment Risk
A Portfolio that invests a substantial portion of its assets in a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all

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limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1⁄3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by

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government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within

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software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold

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cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.625% of the first $250 million of such assets plus 0.600% of such assets over $250 million up to $500 million plus 0.575% of such assets over $500 million up to $1 billion plus 0.550% of such assets over $1 billion up to $2 billion plus 0.500% of such assets over $2 billion. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.49% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.

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Contractual Fee Waiver
BIA has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.555% of the first $500 million of the Portfolio’s average daily net assets, 0.530% of such assets over $500 million up to $1 billion, 0.505% of such assets over $1 billion up to $2 billion, and 0.495% of such assets over $2 billion. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
Voluntary Fee Waiver
BIA has voluntarily agreed to waive a portion of its investment advisory fee to reflect a portion of the savings from the application of a discount to the subadvisory fee payable by BIA to Wellington Management. This voluntary advisory fee waiver is dependent on the satisfaction of certain conditions and may be terminated by BIA at any time.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.21% of the Portfolio’s average daily net assets.

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Wellington Management Company LLP (“Wellington Management”) is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210, and is the Subadviser to the Portfolio. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2020, Wellington Management and its investment advisory affiliates had investment authority with respect to approximately $1.2 trillion in assets.
The Portfolio is managed by a team of investment professionals who participate in the research process and stock selection. The lead members of this team are Mary L. Pryshlak and Jonathan G. White.
Mary L. Pryshlak, CFA, Senior Managing Director and Head of Investment Research of Wellington Management, supervises and coordinates a team of global industry analysts that manage the Portfolio and has served in this capacity for the Portfolio since 2018. Ms. Pryshlak joined Wellington Management as an investment professional in 2004.
Jonathan G. White, CFA, Managing Director and Director of Research Portfolios of Wellington Management, is responsible for broad oversight of the Portfolio, including risk management and implementation, and has served in this capacity for the Portfolio since 2018. Mr. White joined Wellington Management as an investment professional in 1999.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares.

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The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information

The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

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Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.

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Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio

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distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

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Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long‑term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on

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closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting

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systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
Brighthouse/Wellington Large Cap Research Portfolio

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$15.21	$13.19	$16.02	$13.77	$13.96

Income (Loss) from Investment Operations
Net investment income (a)	0.15	0.17	0.17	0.16	0.17
Net realized and unrealized gain (loss)	2.92	3.82	(0.93)	2.82	0.91

Total income (loss) from investment operations	3.07	3.99	(0.76)	2.98	1.08

Less Distributions
Distributions from net investment income	(0.17)	(0.18)	(0.17)	(0.17)	(0.34)
Distributions from net realized capital gains	(0.99)	(1.79)	(1.90)	(0.56)	(0.93)

Total distributions	(1.16)	(1.97)	(2.07)	(0.73)	(1.27)

Net Asset Value, End of Period	$17.12	$15.21	$13.19	$16.02	$13.77

Total Return (%) (b)	22.27	32.07	(6.15)	22.08	8.50

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.59	0.58	0.58	0.59
Net ratio of expenses to average net assets (%) (c)(d)	0.51	0.51	0.51	0.51	0.51
Ratio of net investment income to average net assets (%)	1.00	1.14	1.12	1.08	1.23
Portfolio turnover rate (%)	76	55	64	63	62
Net assets, end of period (in millions)	$2,390.3	$2,197.0	$1,896.0	$2,293.5	$2,151.9

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.83	$12.90	$15.71	$13.51	$13.72

Income (Loss) from Investment Operations
Net investment income (a)	0.11	0.13	0.13	0.12	0.13
Net realized and unrealized gain (loss)	2.86	3.73	(0.91)	2.77	0.90

Total income (loss) from investment operations	2.97	3.86	(0.78)	2.89	1.03

Less Distributions
Distributions from net investment income	(0.14)	(0.14)	(0.13)	(0.13)	(0.31)
Distributions from net realized capital gains	(0.99)	(1.79)	(1.90)	(0.56)	(0.93)

Total distributions	(1.13)	(1.93)	(2.03)	(0.69)	(1.24)

Net Asset Value, End of Period	$16.67	$14.83	$12.90	$15.71	$13.51

Total Return (%) (b)	22.03	31.70	(6.40)	21.84	8.19

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.84	0.83	0.83	0.84
Net ratio of expenses to average net assets (%) (c)(d)	0.76	0.76	0.76	0.76	0.76
Ratio of net investment income to average net assets (%)	0.75	0.89	0.87	0.83	0.97
Portfolio turnover rate (%)	76	55	64	63	62
Net assets, end of period (in millions)	$116.0	$112.4	$100.8	$129.7	$123.0
Please see following page for Financial Highlights footnote legend.

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Brighthouse/Wellington Large Cap Research Portfolio

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$15.05	$13.07	$15.89	$13.66	$13.86

Income (Loss) from Investment Operations
Net investment income (a)	0.12	0.14	0.15	0.14	0.14
Net realized and unrealized gain (loss)	2.90	3.79	(0.92)	2.80	0.91

Total income (loss) from investment operations	3.02	3.93	(0.77)	2.94	1.05

Less Distributions
Distributions from net investment income	(0.15)	(0.16)	(0.15)	(0.15)	(0.32)
Distributions from net realized capital gains	(0.99)	(1.79)	(1.90)	(0.56)	(0.93)

Total distributions	(1.14)	(1.95)	(2.05)	(0.71)	(1.25)

Net Asset Value, End of Period	$16.93	$15.05	$13.07	$15.89	$13.66

Total Return (%) (b)	22.10	31.83	(6.29)	21.93	8.30

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.74	0.73	0.73	0.74
Net ratio of expenses to average net assets (%) (c)(d)	0.66	0.66	0.66	0.66	0.66
Ratio of net investment income to average net assets (%)	0.85	0.99	0.97	0.93	1.07
Portfolio turnover rate (%)	76	55	64	63	62
Net assets, end of period (in millions)	$80.8	$75.7	$64.9	$78.6	$73.4

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	The effect of the voluntary portion of the waivers on net ratio of expenses to average net assets was 0.03% for each of the years ended December 31, 2020 through 2016. (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I

Clarion Global Real Estate Portfolio
Class A, Class B and Class E Shares
PROSPECTUS
April 30, 2021

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

Clarion Global Real Estate Portfolio

PORTFOLIO SUMMARY:
Investment Objective
Total return through investment in real estate securities, emphasizing both capital appreciation and current income.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class E
Management Fee	0.63%		0.63%		0.63%
Distribution and/or Service (12b‑1) Fees	None		0.25%		0.15%
Other Expenses	0.05%		0.05%		0.05%

Total Annual Portfolio Operating Expenses	0.68%		0.93%		0.83%
Fee Waiver *	(0.04%	)	(0.04%	)	(0.04%	)

Net Operating Expenses	0.64%		0.89%		0.79%

*	Brighthouse Investment Advisers, LLC has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$65	$214	$375	$843
Class B	$91	$292	$511	$1,139
Class E	$81	$261	$457	$1,022
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 93% of the average value of its portfolio.
Principal Investment Strategies
CBRE Clarion Securities LLC (“CBRE Clarion” or “Subadviser”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s net assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. In selecting investments for the Portfolio, CBRE Clarion will select companies that derive their intrinsic value from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate or similar activities. These companies include real estate investment trusts (“REITs”) and similarly situated real estate companies outside the U.S. The Portfolio will have investments located in a number of different countries, including the U.S. The Portfolio may invest up to 90% of its assets in foreign securities, including a maximum of 35% in emerging markets. The Portfolio may invest in companies of any market capitalization.
CBRE Clarion uses a multi-step investment process for constructing the Portfolio’s investment portfolio that combines top‑down region and sector allocation with bottom‑up individual stock selection. First, CBRE Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, CBRE Clarion uses proprietary analytical techniques to conduct fundamental company analysis, which provides a framework for security

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selection. This approach incorporates several quantitative and qualitative factors that aid in evaluating performance characteristics of individual securities independently and relative to each other. CBRE Clarion will also typically employ third-party portfolio optimization tools to help in its evaluation of the Portfolio’s current holdings and its identification of potential investments for the Portfolio.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Real Estate Investment Risk.    Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates.
Emerging Markets Risk.    In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.
Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Concentration Risk.    Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
Model and Data Risk.    When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

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Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	1st – 2019	15.39%
Lowest Quarter	1st – 2020	-26.99%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	10 Years
Class A	-4.78%	4.15%	5.50%
Class B	-5.02%	3.88%	5.23%
Class E	-4.96%	3.98%	5.34%
FTSE EPRA /NAREIT Developed Index (reflects no deduction for mutual fund fees or expenses)	-9.04%	3.74%	5.44%
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.    CBRE Clarion Securities LLC is the subadviser to the Portfolio.
Portfolio Managers.    T. Ritson Ferguson, Vice Chairman and Global Portfolio Manager and Joseph P. Smith, President and Chief Investment Officer - Listed Real Assets, have each managed the Portfolio since 2008. Christopher S. Reich, Global Portfolio Manager and Head of Quantitative Investment Research, has managed the Portfolio since 2020.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that

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there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.

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Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which the Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.
Real Estate Investment Risk
Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub‑sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance is especially sensitive to developments that significantly affected those particular sub‑sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.

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Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will

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generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Emerging Markets Risk
Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose withholding and other taxes, some of which may be confiscatory, on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.
The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries. Many emerging market countries are heavily dependent on international trade and have fewer trading partners than developed countries, which makes them more sensitive to world commodity prices and economic downturns in other countries.
The fiscal and monetary policies of emerging market countries may result in sudden or high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.
Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.

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Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Concentration Risk
A Portfolio that invests a substantial portion of its assets (“concentrates”) in a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.
Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Portfolio’s Subadviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Portfolio’s Subadviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Portfolio’s investments.
When Models and Data used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Portfolio’s Subadviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss favorable investment opportunities altogether. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Portfolio’s Subadviser may be predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on the accuracy and reliability of the supplied historical data. In addition, Models that are predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark-to-market basis. Use of these Models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Subadviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.

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All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
Portfolio Turnover Risk
The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rates may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or

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on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1⁄3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.

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Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third

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parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description

The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and Real Estate Investment Trusts worldwide.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

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The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.700% of the first $200 million of such assets plus 0.650% of such assets over $200 million up to $750 million plus 0.550% of such assets over $750 million. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.59% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.
Contractual Fee Waiver
BIA has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.650% of the first $250 million of the Portfolio’s average daily net assets, 0.600% of such assets over $250 million up to $750 million, 0.550% of such assets over $750 million up to $1 billion, and 0.500% of such assets over $1 billion.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of

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any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.30% of the Portfolio’s average daily net assets.
CBRE CLARION SECURITIES LLC serves as Subadviser to the Portfolio. CBRE Clarion is a Delaware limited liability company whose earliest predecessor firm was founded in 1969. CBRE Clarion’s principal address is 201 King of Prussia Road, Radnor, Pennsylvania 19087. CBRE Clarion is in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2020, were valued at approximately $7.6 billion.
The following individuals are jointly responsible for the day-to-day management of the Portfolio.
T. Ritson Ferguson, Vice Chairman and Global Portfolio Manager. Previously, Mr. Ferguson served as Global Chief Investment Officer, Co-Chief Investment Officer or Chief Investment Officer of CBRE Clarion since 1992.
Joseph P. Smith, President and Chief Investment Officer - Listed Real Assets. Mr. Smith joined Clarion in 1997.
Christopher S. Reich, Global Portfolio Manager and Head of Quantitative Investment Research. Mr. Reich joined Clarion in 1999.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average

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daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also

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declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

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Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely

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to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the

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right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long‑term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset

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value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported

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bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
Clarion Global Real Estate Portfolio

Selected per share data
	Class A
	Year Ended December 31,
	2020		2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.97		$10.72	$12.45	$11.64	$11.78

Income (Loss) from Investment Operations
Net investment income (a)	0.47		0.30	0.30	0.25	0.30
Net realized and unrealized gain (loss)	(1.16)		2.36	(1.29)	1.01	(0.16)

Total income (loss) from investment operations	(0.69)		2.66	(0.99)	1.26	0.14

Less Distributions
Distributions from net investment income	(0.52)		(0.41)	(0.74)	(0.45)	(0.28)
Distributions from net realized capital gains	(0.23)		0.00	0.00	0.00	0.00

Total distributions	(0.75)		(0.41)	(0.74)	(0.45)	(0.28)

Net Asset Value, End of Period	$11.53		$12.97	$10.72	$12.45	$11.64

Total Return (%) (b)	(4.53	)(d)(e)	25.10	(8.36)	10.97	1.15

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67		0.67	0.66	0.66	0.65
Net ratio of expenses to average net assets (%) (c)	0.64		0.65	0.66	0.66	0.65
Ratio of net investment income to average net assets (%)	4.35		2.47	2.60	2.07	2.54
Portfolio turnover rate (%)	93		77	106	91	42
Net assets, end of period (in millions)	$788.7		$767.0	$747.2	$893.7	$813.3

	Class B
	Year Ended December 31,
	2020		2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.90		$10.66	$12.39	$11.58	$11.72

Income (Loss) from Investment Operations
Net investment income (a)	0.43		0.27	0.27	0.22	0.27
Net realized and unrealized gain (loss)	(1.14)		2.35	(1.30)	1.01	(0.16)

Total income (loss) from investment operations	(0.71)		2.62	(1.03)	1.23	0.11

Less Distributions
Distributions from net investment income	(0.49)		(0.38)	(0.70)	(0.42)	(0.25)
Distributions from net realized capital gains	(0.23)		0.00	0.00	0.00	0.00

Total distributions	(0.72)		(0.38)	(0.70)	(0.42)	(0.25)

Net Asset Value, End of Period	$11.47		$12.90	$10.66	$12.39	$11.58

Total Return (%) (b)	(4.77	)(d)(e)	24.81	(8.64)	10.74	0.87

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92		0.92	0.91	0.91	0.90
Net ratio of expenses to average net assets (%) (c)	0.89		0.90	0.91	0.91	0.90
Ratio of net investment income to average net assets (%)	4.03		2.22	2.34	1.81	2.29
Portfolio turnover rate (%)	93		77	106	91	42
Net assets, end of period (in millions)	$444.4		$470.4	$448.8	$561.1	$555.2
Please see following page for Financial Highlights footnote legend.

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Clarion Global Real Estate Portfolio

Selected per share data
	Class E
	Year Ended December 31,
	2020		2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.96		$10.70	$12.44	$11.62	$11.77

Income (Loss) from Investment Operations
Net investment income (a)	0.44		0.29	0.28	0.23	0.28
Net realized and unrealized gain (loss)	(1.15)		2.36	(1.30)	1.02	(0.17)

Total income (loss) from investment operations	(0.71)		2.65	(1.02)	1.25	0.11

Less Distributions
Distributions from net investment income	(0.50)		(0.39)	(0.72)	(0.43)	(0.26)
Distributions from net realized capital gains	(0.23)		0.00	0.00	0.00	0.00

Total distributions	(0.73)		(0.39)	(0.72)	(0.43)	(0.26)

Net Asset Value, End of Period	$11.52		$12.96	$10.70	$12.44	$11.62

Total Return (%) (b)	(4.71	)(d)(e)	25.05	(8.60)	10.90	0.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82		0.82	0.81	0.81	0.80
Net ratio of expenses to average net assets (%) (c)	0.79		0.80	0.81	0.81	0.80
Ratio of net investment income to average net assets (%)	4.05		2.33	2.44	1.91	2.38
Portfolio turnover rate (%)	93		77	106	91	42
Net assets, end of period (in millions)	$26.9		$31.3	$27.9	$35.1	$36.7

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section included in the Portfolio’s annual report for the period ended December 31, 2020.

(e)	Includes gains from settlement of security litigations; excluding these gains, the total return for Class A, Class B and Class E would have been (4.70)%, (4.93)% and (4.88)% for the year ended December 31, 2020, respectively.

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I

JPMorgan Small Cap Value Portfolio
Class A and Class B Shares
PROSPECTUS
April 30, 2021

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

JPMorgan Small Cap Value Portfolio

PORTFOLIO SUMMARY:
Investment Objective
Long-term capital growth.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B
Management Fee	0.78%		0.78%
Distribution and/or Service (12b‑1) Fees	None		0.25%
Other Expenses	0.07%		0.07%

Total Annual Portfolio Operating Expenses	0.85%		1.10%
Fee Waiver *	(0.10%	)	(0.10%	)

Net Operating Expenses	0.75%		1.00%

*	Brighthouse Investment Advisers, LLC has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$77	$261	$462	$1,040
Class B	$102	$340	$597	$1,331
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 76% of the average value of its portfolio.
Principal Investment Strategies
J.P. Morgan Investment Management Inc. (“JPMIM” or “Subadviser”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s net assets in equity securities of small cap companies. The Portfolio defines small cap companies as companies with market capitalizations equal to those within the universe of the Russell 2000® Value Index stocks at the time of purchase. As of December 31, 2020, the highest capitalization of a company included in the Russell 2000 Value Index was $15.5 billion. In reviewing investment opportunities for the Portfolio, JPMIM uses a value-oriented approach. The Portfolio’s equity investments are primarily common stocks. The Portfolio may also invest in real estate investment trusts.
To the extent the Portfolio uses derivatives, the Portfolio will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
Investment Process
In managing the Portfolio, JPMIM employs a process that ranks stocks based on its proprietary stock ranking system. The rankings are then reviewed and adjusted utilizing fundamental research conducted by the investment team to enhance accuracy and consistency. The adjusted rankings are used to place stocks into the portfolio. In general, stocks are purchased when they are among the top ranked within their sector. Stocks become candidates for sale when their ranking falls, when they appear unattractive or when the company is no longer a small cap company. The Portfolio may continue to hold a security if it believes further substantial growth is possible. Risk factor exposures are managed through

3

portfolio construction. Portfolio constraints control for sector weights, position sizes and/or style characteristics of the Portfolio.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Real Estate Investment Risk.    Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.
Derivatives Risk.    The Portfolio may invest in derivatives, including futures contracts, to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Model and Data Risk.    When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Focused Investment Risk.    Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence

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4

affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. Effective April 29, 2013, JPMIM became the subadviser to the Portfolio. Investment performance prior to that date may not be representative of the performance the Portfolio would have achieved had JPMIM been its subadviser and had its current investment objective and principal investment strategies then been in effect.
Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	4th – 2020	33.68%
Lowest Quarter	1st – 2020	-34.65%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	10 Years
Class A	6.34%	8.25%	7.17%
Class B	6.11%	7.97%	6.90%
Russell 2000 Value Index (reflects no deduction for mutual fund fees or expenses)	4.63%	9.65%	8.66%
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.    J.P. Morgan Investment Management Inc. is the subadviser to the Portfolio.
Portfolio Managers.    Phillip D. Hart, CFA, Managing Director of JPMIM, has managed the Portfolio since 2013. Wonseok Choi, PhD, Managing Director of JPMIM, Jonathan L. Tse, CFA, Executive Director of JPMIM, Akash Gupta, CFA, Executive Director of JPMIM, and Lindsey Houghton, Executive Director of JPMIM, have each managed the Portfolio since 2019.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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5

UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that

JPMorgan Small Cap Value Portfolio

6

there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its adviser underweights markets or industries where there are significant returns, and could lose value if the adviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.

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Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which the Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Real Estate Investment Risk
Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance is especially sensitive to developments that

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significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.
Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.

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Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
On October 28, 2020, the Securities and Exchange Commission adopted Rule 18f-4 under the 1940 Act, which, once effective, will apply to the Portfolio’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior Securities and Exchange Commission guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The application of Rule 18f-4 to the Portfolio could restrict the Portfolio’s ability to utilize derivative investments and financing transactions and prevent the Portfolio from implementing its principal investment strategies in the manner that it has historically, which may result in changes to the Portfolio’s principal investment strategies and could adversely affect the Portfolio’s performance.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Portfolio’s Subadviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Portfolio’s Subadviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Portfolio’s investments.
When Models and Data used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Portfolio’s Subadviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss favorable investment opportunities altogether. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Portfolio’s Subadviser may be predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on the accuracy and reliability of the supplied historical data. In addition, Models that are

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predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark-to-market basis. Use of these Models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Subadviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.
All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
Focused Investment Risk
A Portfolio that invests a substantial portion of its assets in a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

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Selling Portfolio Securities
The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1⁄3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next

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business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders,

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including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

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It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.800% of the first $100 million of such assets plus 0.775% of such assets over $100 million up to $500 million plus 0.750% of such assets over $500 million up to $1 billion plus 0.725% of such assets over $1 billion. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.68% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.
Contractual Fee Waiver
BIA has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.725% of the first $50 million of the Portfolio’s average daily net assets and 0.675% of such assets over $50 million. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees

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for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.41% of the Portfolio’s average daily net assets.
J.P. MORGAN INVESTMENT MANAGEMENT INC., 383 Madison Avenue, New York, New York 10179, is the Subadviser to the Portfolio. JPMIM is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. As of December 31, 2020, JPMIM and its affiliates managed approximately $2.3 trillion in assets.
The Portfolio’s portfolio managers are Phillip D. Hart, CFA, Wonseok Choi, PhD, Jonathan L. Tse, CFA, Akash Gupta, CFA, and Lindsey Houghton.
Mr. Hart, Managing Director of JPMIM, is a portfolio manager and the head of the U.S. Structured Equity Small and Mid Cap Group. He has worked as a portfolio manager for the U.S. Behavioral Finance Equity Group at JPMIM since 2009 and has been employed by the firm since 2003. Prior to becoming a portfolio manager, he was a qualitative research analyst within this group. Mr. Hart is a CFA charterholder.
Mr. Choi, PhD, Managing Director, is a portfolio manager and the head of quantitative research for the U.S. Structured Equity Group. He is responsible for conducting quantitative research on proprietary models utilized in portfolio management. He has been employed by the firm since 2006. Mr. Choi is a CFA charterholder.
Mr. Tse, Executive Director, is a portfolio manager and member of the quantitative research team for the U.S. Structured Equity Group. He has been employed by the firm since 2004 and was previously an analyst in the U.S. Equity Behavioral Finance Group. Mr. Tse is a CFA charterholder.

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Mr. Gupta, Executive Director, is a portfolio manager and research analyst in the U.S. Structured Equity Small and Mid Cap Group. He has been a member of the U.S. Structured Equity Small and Mid Cap Group since 2008 and has been employed by the firm since 2004. Prior to becoming a member of the U.S. Structured Equity Small and Mid Cap Group, he worked in the sell-side Equity Research Group. Mr. Gupta is a CFA charterholder.
Ms. Houghton, Executive Director, is a portfolio manager and research analyst in the U.S. Structured Equity Small and Mid Cap Group. She was previously a senior analyst on the Bear Stearns quantitative equity team and has been employed by the firm since 2006.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.

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The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio

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through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio

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and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not

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intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.

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Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long‑term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded

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in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures

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approved by, and under the general supervision of, the Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
JPMorgan Small Cap Value Portfolio

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.89	$14.16	$17.61	$18.11	$15.15

Income (Loss) from Investment Operations
Net investment income (a)	0.16	0.24	0.23	0.23	0.21
Net realized and unrealized gain (loss)	0.72	2.33	(2.40)	0.37	4.14

Total income (loss) from investment operations	0.88	2.57	(2.17)	0.60	4.35

Less Distributions
Distributions from net investment income	(0.17)	(0.22)	(0.24)	(0.24)	(0.30)
Distributions from net realized capital gains	0.00	(1.62)	(1.04)	(0.86)	(1.09)

Total distributions	(0.17)	(1.84)	(1.28)	(1.10)	(1.39)

Net Asset Value, End of Period	$15.60	$14.89	$14.16	$17.61	$18.11

Total Return (%) (b)	6.34	19.53	(13.76)	3.62	30.86

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.85	0.84	0.84	0.83
Net ratio of expenses to average net assets (%) (c)	0.75	0.75	0.74	0.74	0.73
Ratio of net investment income to average net assets (%)	1.32	1.61	1.31	1.31	1.34
Portfolio turnover rate (%)	76	52	53	40	38
Net assets, end of period (in millions)	$514.1	$472.7	$398.1	$502.5	$512.9

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.71	$14.01	$17.42	$17.94	$15.02

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.20	0.18	0.18	0.17
Net realized and unrealized gain (loss)	0.72	2.29	(2.36)	0.36	4.10

Total income (loss) from investment operations	0.85	2.49	(2.18)	0.54	4.27

Less Distributions
Distributions from net investment income	(0.14)	(0.17)	(0.19)	(0.20)	(0.26)
Distributions from net realized capital gains	0.00	(1.62)	(1.04)	(0.86)	(1.09)

Total distributions	(0.14)	(1.79)	(1.23)	(1.06)	(1.35)

Net Asset Value, End of Period	$15.42	$14.71	$14.01	$17.42	$17.94

Total Return (%) (b)	6.11	19.15	(13.91)	3.31	30.51

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	1.10	1.09	1.09	1.08
Net ratio of expenses to average net assets (%) (c)	1.00	1.00	0.99	0.99	0.98
Ratio of net investment income to average net assets (%)	1.07	1.35	1.05	1.05	1.10
Portfolio turnover rate (%)	76	52	53	40	38
Net assets, end of period (in millions)	$30.8	$29.8	$27.2	$36.8	$38.5

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I

Wells Capital Management Mid Cap Value Portfolio
Class A and Class B Shares
PROSPECTUS
April 30, 2021

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

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Wells Capital Management Mid Cap Value Portfolio

PORTFOLIO SUMMARY:
Investment Objective
Long-term capital appreciation.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B
Management Fee	0.72%		0.72%
Distribution and/or Service (12b‑1) Fees	None		0.25%
Other Expenses	0.06%		0.06%

Total Annual Portfolio Operating Expenses	0.78%		1.03%
Fee Waiver *	(0.06%	)	(0.06%	)

Net Operating Expenses	0.72%		0.97%

*	Brighthouse Investment Advisers, LLC has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$74	$243	$427	$960
Class B	$99	$322	$563	$1,254
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 54% of the average value of its portfolio.
Principal Investment Strategies
Wells Capital Management Incorporated (“WellsCap” or “Subadviser”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s net assets in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap Value Index® at the time of investment. The market capitalization range of the Russell Midcap Value Index was approximately $321 million to $51.1 billion as of December 31, 2020, and is expected to change frequently.
WellsCap looks for undervalued companies that it believes have the potential for above average capital appreciation with below average risk. Rigorous fundamental research drives WellsCap’s search for companies with favorable reward-to-risk ratios and that possess a long-term competitive advantage provided by a durable asset base, strong balance sheets, and sustainable and superior cash flows. Typical investments include stocks of companies that are generally out of favor in the marketplace, or are undergoing reorganization or other corporate action that may create above-average price appreciation. WellsCap regularly reviews the investments of the Portfolio and may sell a portfolio holding when a stock nears its price target, downside risks increase considerably, the company’s fundamentals have deteriorated, or WellsCap identifies a more attractive investment opportunity. WellsCap may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Portfolio’s performance.

3

Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Real Estate Investment Risk.     Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. Effective June 1, 2017, WellsCap became the subadviser to the Portfolio. Investment performance prior to that date may not be representative of the performance the Portfolio would have achieved had WellsCap been its subadviser and had its current principal investment strategies then been in effect.
Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	4th – 2020	19.96%
Lowest Quarter	1st – 2020	-31.72%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	10 Years
Class A	2.93%	8.91%	8.89%
Class B	2.72%	8.64%	8.62%
Russell Midcap Value Index (reflects no deduction for mutual fund fees or expenses)	4.96%	9.73%	10.49%
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.    Wells Capital Management Incorporated is the subadviser to the Portfolio.

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Portfolio Managers.    James M. Tringas, CFA, Managing Director and Senior Portfolio Manager, and Bryant VanCronkhite, CFA, CPA, Managing Director and Senior Portfolio Manager, both with WellsCap, have managed the Portfolio since 2017.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.

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Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.

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Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which the Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced

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managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Real Estate Investment Risk
Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance is especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.

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Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause

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the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Portfolio Turnover
The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objective.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.

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Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third

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parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

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The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.750% of the first $200 million of such assets plus 0.700% of such assets over $200 million. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.66% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.
Contractual Fee Waiver
BIA has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.700% of the first $50 million of the Portfolio’s average daily net assets, 0.675% of such assets over $50 million up to $100 million, 0.650% of such assets over $100 million up to $500 million, and 0.600% of such assets over $500 million. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a

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replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.36% of the Portfolio’s average daily net assets.
WELLS CAPITAL MANAGEMENT INCORPORATED, 525 Market Street, San Francisco, California 94105, is a subadviser to the Portfolio and manages a portion of the Portfolio’s assets. As of December 31, 2020, WellsCap had approximately $501.6 billion in assets under management.
James M. Tringas, CFA, is Managing Director and Senior Portfolio Manager with the Special Global Equity team. He joined WellsCap in 1994.
Bryant VanCronkhite, CFA, CPA, is Managing Director and Senior Portfolio Manager with the Special Global Equity team. He joined WellsCap in 2003.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of

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0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

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Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.

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Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio

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distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

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Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long‑term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on

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closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end

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management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
Wells Capital Management Mid Cap Value Portfolio

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.02	$9.96	$12.70	$11.59	$11.19

Income (Loss) from Investment Operations
Net investment income (a)	0.12	0.14	0.11	0.16	0.14 (b)
Net realized and unrealized gain (loss)	0.05	3.36	(1.63)	1.11	1.28

Total income (loss) from investment operations	0.17	3.50	(1.52)	1.27	1.42

Less Distributions
Distributions from net investment income	(0.13)	(0.11)	(0.15)	(0.16)	(0.13)
Distributions from net realized capital gains	(0.74)	(0.33)	(1.07)	0.00	(0.89)

Total distributions	(0.87)	(0.44)	(1.22)	(0.16)	(1.02)

Net Asset Value, End of Period	$12.32	$13.02	$9.96	$12.70	$11.59

Total Return (%) (c)	2.93	35.78	(13.07)	11.03	13.60

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	0.78	0.77	0.77	0.76
Net ratio of expenses to average net assets (%) (d)	0.72	0.71	0.71	0.71	0.75
Ratio of net investment income to average net assets (%)	1.08	1.19	0.97	1.33	1.27 (b)
Portfolio turnover rate (%)	54	36	31	164	145
Net assets, end of period (in millions)	$369.4	$350.8	$305.9	$377.7	$358.4

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.99	$9.93	$12.66	$11.55	$11.16

Income (Loss) from Investment Operations
Net investment income (a)	0.09	0.11	0.08	0.13	0.11 (b)
Net realized and unrealized gain (loss)	0.06	3.36	(1.62)	1.11	1.27

Total income (loss) from investment operations	0.15	3.47	(1.54)	1.24	1.38

Less Distributions
Distributions from net investment income	(0.10)	(0.08)	(0.12)	(0.13)	(0.10)
Distributions from net realized capital gains	(0.74)	(0.33)	(1.07)	0.00	(0.89)

Total distributions	(0.84)	(0.41)	(1.19)	(0.13)	(0.99)

Net Asset Value, End of Period	$12.30	$12.99	$9.93	$12.66	$11.55

Total Return (%) (c)	2.72	35.53	(13.29)	10.79	13.18

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	1.03	1.02	1.02	1.01
Net ratio of expenses to average net assets (%) (d)	0.97	0.96	0.96	0.96	1.00
Ratio of net investment income to average net assets (%)	0.83	0.95	0.72	1.08	1.00 (b)
Portfolio turnover rate (%)	54	36	31	164	145
Net assets, end of period (in millions)	$154.6	$163.6	$141.4	$172.3	$176.1

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Net investment income per share and the ratio of net investment income to average net assets include a non‑recurring refund for overbilling of prior years’ custodian out‑of‑pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.

(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I

Harris Oakmark International Portfolio
Class A, Class B and Class E Shares
PROSPECTUS
April 30, 2021

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

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Harris Oakmark International Portfolio

PORTFOLIO SUMMARY:
Investment Objective
Long-term capital appreciation.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class E
Management Fee	0.77%		0.77%		0.77%
Distribution and/or Service (12b‑1) Fees	None		0.25%		0.15%
Other Expenses	0.04%		0.04%		0.04%

Total Annual Portfolio Operating Expenses	0.81%		1.06%		0.96%
Fee Waiver *	(0.05%	)	(0.05%	)	(0.05%	)

Net Operating Expenses	0.76%		1.01%		0.91%

*	Brighthouse Investment Advisers, LLC has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$78	$254	$445	$997
Class B	$103	$332	$580	$1,290
Class E	$93	$301	$526	$1,173
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 48% of the average value of its portfolio.
Principal Investment Strategies
Harris Associates L.P. (“Harris” or “Subadviser”), subadviser to the Portfolio, invests the Portfolio’s assets, under normal circumstances, primarily in common stocks of non‑U.S. companies. The Portfolio may invest in non-U.S. markets throughout the world, including emerging markets. Ordinarily, the Portfolio will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Portfolio’s foreign investments, but the Portfolio does not expect to invest more than 35% of its assets in securities of companies based in emerging markets. The Portfolio invests primarily in mid- to large-cap companies. The Portfolio may, from time to time, emphasize one or more sectors. The Portfolio may engage in foreign currency transactions for hedging purposes.
Harris uses a value investment style in selecting equity securities for the Portfolio. Harris believes that over time, a company’s stock price will converge with Harris’s estimate of the company’s intrinsic value. By “intrinsic value” Harris means an estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that investing in equity securities priced significantly below what Harris believes is a company’s intrinsic value presents the best opportunity to achieve the Portfolio’s investment objective. Harris uses this value investment philosophy to identify companies that have discounted stock prices compared to what Harris believes are the companies’ intrinsic values.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could

3

lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates.
Emerging Markets Risk.    In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.
Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Focused Investment Risk.    Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.

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Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	4th – 2020	31.48%
Lowest Quarter	1st – 2020	-37.03%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	10 Years
Class A	5.37%	7.30%	6.48%
Class B	5.12%	7.02%	6.21%
Class E	5.24%	7.13%	6.32%
MSCI EAFE Index (reflects no deduction for mutual fund fees or expenses)	7.82%	7.45%	5.51%
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.    Harris Associates L.P. is the subadviser to the Portfolio.
Portfolio Manager.    David G. Herro, CFA, Deputy Chairman, Chief Investment Officer—International Equity, and Michael L. Manelli, CFA, Vice President and Senior International Investment Analyst, have managed the Portfolio since 2003 and 2017, respectively.
Purchase and Sale of Portfolio Shares

Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.

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Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.

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Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which the Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market

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closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Emerging Markets Risk
Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose withholding and other taxes, some of which may be confiscatory, on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.
The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in

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developed countries. Many emerging market countries are heavily dependent on international trade and have fewer trading partners than developed countries, which makes them more sensitive to world commodity prices and economic downturns in other countries.
The fiscal and monetary policies of emerging market countries may result in sudden or high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.
Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or

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underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.

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Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
On October 28, 2020, the Securities and Exchange Commission adopted Rule 18f-4 under the 1940 Act, which, once effective, will apply to the Portfolio’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior Securities and Exchange Commission guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The application of Rule 18f-4 to the Portfolio could restrict the Portfolio’s ability to utilize derivative investments and financing transactions and prevent the Portfolio from implementing its principal investment strategies in the manner that it has historically, which may result in changes to the Portfolio’s principal investment strategies and could adversely affect the Portfolio’s performance.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Focused Investment Risk
A Portfolio that invests a substantial portion of its assets in a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.

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Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1⁄3% of the Portfolio’s total assets, including any collateral received from the loans. The

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Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god,

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information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold

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cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.850% of the first $100 million of such assets plus 0.800% of such assets over $100 million up to $1 billion plus 0.750% of such assets over $1 billion. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.74% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.
Contractual Fee Waiver
BIA has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.850% of the first $100 million of the Portfolio’s average daily net assets, 0.800% of such assets over

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$100 million up to $1 billion, and 0.675% of such assets over $1 billion. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.46% of the Portfolio’s average daily net assets.
HARRIS ASSOCIATES L.P., 111 S. Wacker Drive, Suite 4600, Chicago, Illinois 60606, is the Subadviser to the Portfolio. Together with its predecessor firms, Harris has advised and managed mutual funds since 1970. As of December 31, 2020, Harris had assets under management of approximately $103.6 billion.
David G. Herro, CFA, Deputy Chairman, Chief Investment Officer—International Equity, and Michael L. Manelli, CFA, Vice President and Senior International Investment Analyst, manage the Portfolio. Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Mr. Manelli joined Harris in 2005 and is a portfolio manager and analyst.

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Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging

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Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were

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found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under

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certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash

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outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable Insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long‑term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times

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to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.

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Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of

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BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
Harris Oakmark International Portfolio

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.61	$12.16	$16.92	$13.18	$13.43

Income (Loss) from Investment Operations
Net investment income (a)	0.07	0.42	0.33	0.30	0.24
Net realized and unrealized gain (loss)	0.43	2.40	(4.13)	3.72	0.68

Total income (loss) from investment operations	0.50	2.82	(3.80)	4.02	0.92

Less Distributions
Distributions from net investment income	(0.37)	(0.33)	(0.31)	(0.28)	(0.31)
Distributions from net realized capital gains	(0.29)	(1.04)	(0.65)	0.00	(0.86)

Total distributions	(0.66)	(1.37)	(0.96)	(0.28)	(1.17)

Net Asset Value, End of Period	$13.45	$13.61	$12.16	$16.92	$13.18

Total Return (%) (b)	5.37	24.83	(23.73)	30.78	8.43

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.81	0.81	0.81	0.81
Net ratio of expenses to average net assets (%) (c)	0.78	0.80	0.79	0.79	0.79
Ratio of net investment income to average net assets (%)	0.60	3.26	2.14	1.93	1.95
Portfolio turnover rate (%)	48	35	43	36	50
Net assets, end of period (in millions)	$2,075.7	$1,946.6	$1,670.5	$2,009.0	$1,882.2

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.27	$11.88	$16.56	$12.91	$13.17

Income (Loss) from Investment Operations
Net investment income (a)	0.04	0.38	0.29	0.25	0.21
Net realized and unrealized gain (loss)	0.42	2.34	(4.05)	3.65	0.66

Total income (loss) from investment operations	0.46	2.72	(3.76)	3.90	0.87

Less Distributions
Distributions from net investment income	(0.34)	(0.29)	(0.27)	(0.25)	(0.27)
Distributions from net realized capital gains	(0.29)	(1.04)	(0.65)	0.00	(0.86)

Total distributions	(0.63)	(1.33)	(0.92)	(0.25)	(1.13)

Net Asset Value, End of Period	$13.10	$13.27	$11.88	$16.56	$12.91

Total Return (%) (b)	5.12	24.52	(23.97)	30.43	8.18

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	1.06	1.06	1.06	1.06
Net ratio of expenses to average net assets (%) (c)	1.03	1.05	1.04	1.04	1.04
Ratio of net investment income to average net assets (%)	0.34	3.01	1.92	1.66	1.73
Portfolio turnover rate (%)	48	35	43	36	50
Net assets, end of period (in millions)	$1,028.8	$1,039.4	$941.9	$1,280.2	$1,136.3
Please see following page for Financial Highlights footnote legend.

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Harris Oakmark International Portfolio

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.40	$11.99	$16.70	$13.02	$13.27

Income (Loss) from Investment Operations
Net investment income (a)	0.04	0.40	0.31	0.27	0.22
Net realized and unrealized gain (loss)	0.44	2.36	(4.09)	3.67	0.67

Total income (loss) from investment operations	0.48	2.76	(3.78)	3.94	0.89

Less Distributions
Distributions from net investment income	(0.35)	(0.31)	(0.28)	(0.26)	(0.28)
Distributions from net realized capital gains	(0.29)	(1.04)	(0.65)	0.00	(0.86)

Total distributions	(0.64)	(1.35)	(0.93)	(0.26)	(1.14)

Net Asset Value, End of Period	$13.24	$13.40	$11.99	$16.70	$13.02

Total Return (%) (b)	5.24	24.60	(23.86)	30.52	8.31

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.96	0.96	0.96	0.96
Net ratio of expenses to average net assets (%) (c)	0.93	0.95	0.94	0.94	0.94
Ratio of net investment income to average net assets (%)	0.42	3.12	2.05	1.75	1.83
Portfolio turnover rate (%)	48	35	43	36	50
Net assets, end of period (in millions)	$85.5	$91.2	$85.4	$125.7	$107.4

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I
Loomis Sayles Global Allocation Portfolio
Class A and Class B Shares
PROSPECTUS
April 30, 2021

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

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Loomis Sayles Global Allocation Portfolio

PORTFOLIO SUMMARY:
Investment Objective
High total investment return through a combination of capital appreciation and income.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B
Management Fee	0.70%		0.70%
Distribution and/or Service (12b‑1) Fees	None		0.25%
Other Expenses	0.09%		0.09%

Total Annual Portfolio Operating Expenses	0.79%		1.04%
Fee Waiver*	(0.01%	)	(0.01%	)

Net Operating Expenses	0.78%		1.03%

*	Brighthouse Investment Advisers, LLC has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$80	$251	$438	$977
Class B	$105	$330	$573	$1,270
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 43% of the average value of its portfolio.
Principal Investment Strategies
Loomis, Sayles & Company, L.P. (“Loomis Sayles” or “Subadviser”), subadviser to the Portfolio, invests the Portfolio’s assets, under normal circumstances, primarily in equity and fixed income securities of U.S. and foreign issuers, including securities of issuers located in countries with emerging securities markets. The Portfolio’s investments in equities will range between 50% and 70% of the Portfolio’s assets, and its investments in fixed income securities will range between 25% and 50% of the Portfolio’s assets. Loomis Sayles allocates the Portfolio’s assets among the following three sectors: (1) global equities, (2) domestic fixed income securities and (3) international fixed income securities.
In deciding how to allocate the Portfolio’s assets among the three sectors, Loomis Sayles attempts to determine the relative attractiveness of each of the three sectors based on fundamental factors such as economic cycles, relative interest rates, stock market valuations, and currency considerations. In deciding which global equity securities to buy and sell, Loomis Sayles generally looks for quality companies that can grow intrinsic value and are priced at an attractive valuation. In deciding which domestic and international fixed income securities to buy and sell, Loomis Sayles generally looks for securities that it believes are undervalued and have the potential for credit upgrades. The Portfolio may invest in investment grade securities, although it may also invest up to 35% of its assets in below investment-grade securities (commonly called “junk bonds”).

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The Portfolio will limit its investments in securities issued in emerging market countries to no more than 50% of its assets.
The Portfolio may also invest in foreign currencies and may engage in other foreign currency transactions for investment or hedging purposes. Loomis Sayles may hedge currency risk for the Portfolio (including “cross hedging” between two or more foreign currencies) if it believes the outlook for a particular foreign currency is unfavorable. Loomis Sayles may elect not to hedge currency risk, which may cause the Portfolio to incur losses that would not have been incurred had the risk been hedged.
The Portfolio may engage in foreign currency hedging transactions, options for hedging and investment purposes, forward, futures and swap transactions and other derivative transactions. The Portfolio also may invest in collateralized mortgage obligations, U.S. and foreign government securities, depositary receipts, real estate investment trusts, securities issued pursuant to Rule 144A under the Securities Act of 1933 and convertible securities.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Emerging Markets Risk.    In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.
Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Asset Allocation Risk.    The Portfolio’s ability to achieve its investment objective depends upon Loomis Sayles’ analysis of various factors and Loomis Sayles’ ability to select an appropriate mix of asset classes based on its analysis of such factors. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if Loomis Sayles allocates a significant portion of the Portfolio’s assets to an asset class that does not perform as Loomis Sayles anticipated, including relative to other asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.

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High Yield Debt Security Risk.    High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.
Real Estate Investment Risk.    Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.
Mortgage-Backed and Asset-Backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.
Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.

Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Convertible Securities Risk.     Investments in convertible securities are subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer, or the Portfolio may be forced to convert a convertible security, at a time and a price that is disadvantageous to the Portfolio.
Forward and Futures Contract Risk.    The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting

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5

inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so; (vii) the possibility that the Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse; (viii) the possibility that position or trading limits will preclude the Subadviser from taking positions in certain futures contracts on behalf of the Portfolio; and (ix) the risks typically associated with foreign investments to the extent the Portfolio invests in futures contracts traded on markets outside the United States.
Rule 144A and Other Exempted Securities Risk.    In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. If an insufficient number of eligible buyers is interested in purchasing privately placed and other securities or instruments exempt from Securities and Exchange Commission registration (collectively “private placements”) at a particular time, this could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even the Portfolio’s holdings of liquid private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The information that issuers of Rule 144A eligible securities are required to disclose to potential investors is much less extensive than that required of public companies and is not publicly available, and issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of broad-based securities market indexes. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	2nd – 2020	17.12%
Lowest Quarter	1st – 2020	-15.88%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	10 Years
Class A	15.11%	12.57%	9.96%
Class B	14.79%	12.28%	9.69%
MSCI World Index (reflects no deduction for mutual fund fees or expenses)	15.90%	12.19%	9.87%
FTSE World Government Bond Index (reflects no deduction for mutual fund fees or expenses)	10.11%	4.77%	2.32%
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.    Loomis, Sayles & Company, L.P., is the subadviser to the Portfolio.
Portfolio Managers.    Matthew J. Eagan, CFA, Executive Vice President and Director of Loomis Sayles, David Rolley, CFA, Vice President of Loomis Sayles, Eileen N. Riley, CFA, Vice President of Loomis Sayles, and Lee M. Rosenbaum, Vice President of Loomis Sayles, have managed the Portfolio since 2021, 2006, 2013, and 2013, respectively.
Purchase and Sale of Portfolio Shares

Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.

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Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that

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8

there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.

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Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which the Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are

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generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor

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perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Emerging Markets Risk
Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose withholding and other taxes, some of which may be confiscatory, on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.
The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries. Many emerging market countries are heavily dependent on international trade and have fewer trading partners than developed countries, which makes them more sensitive to world commodity prices and economic downturns in other countries.
The fiscal and monetary policies of emerging market countries may result in sudden or high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.
Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

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Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Asset Allocation Risk
The Portfolio’s ability to achieve its investment objective depends upon Loomis Sayles’ analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations and Loomis Sayles’ ability to select an appropriate mix of asset classes based on its analysis of such factors. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if Loomis Sayles allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform as Loomis Sayles anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
High Yield Debt Security Risk
High yield debt securities, or “junk bonds”, are securities that are rated below “investment grade” or are not rated but are of equivalent quality. A Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than a Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid.
A Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit and counterparty risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.
A Portfolio that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio, or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the

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Portfolio’s Subadviser to be of comparable quality (“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. A Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. A Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.
Real Estate Investment Risk
Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance is especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.
Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.
Mortgage-Backed and Asset-Backed Securities Risk
Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they are particularly sensitive to interest rates. On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative,” the Federal National Mortgage

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Association and the Federal Home Loan Mortgage Corporation began issuing uniform mortgage-backed securities (“UMBS”). All of the risks applicable to investing in mortgage-backed securities are applicable to investing in UMBS.
Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.
Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed will be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts exposes the Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, the Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.
Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause the Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.
Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities. During periods of market stress or high redemptions, the Portfolio may be forced to sell these securities at significantly reduced prices. Liquidity risk is even greater for mortgage pools that include subprime mortgages.
The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any.
If the Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to

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the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates may impact the yield of the Portfolio’s investments in fixed income securities and may increase the risk that, if followed by rising interest rates, the Portfolio’s performance will be negatively impacted. The Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take

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actions that are designed to increase or decrease interest rates. In determining whether to increase or decrease interest rates, central banks typically consider, among other factors, the current state of the economy and markets, economic and financial forecasts, and the general economic outlook. There can be no assurance that the actions taken by central banks will have their intended effect.
The U.S. Government and the U.S. Federal Reserve have taken steps to support financial markets, including by keeping interest rates at low levels. The U.S. Federal Reserve has in the past reduced its market support activities. A reduction or withdrawal of U.S. Federal Reserve or other governmental support, including interest rate increases, could reduce the value of debt securities in which the Portfolio invests.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.
The Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio in respect of the counterparty’s obligations to the Portfolio or recovering collateral that the Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference

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instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
On October 28, 2020, the Securities and Exchange Commission adopted Rule 18f-4 under the 1940 Act, which, once effective, will apply to the Portfolio’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program.Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior Securities and Exchange Commission guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately the middle of

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2022. The application of Rule 18f-4 to the Portfolio could restrict the Portfolio’s ability to utilize derivative investments and financing transactions and prevent the Portfolio from implementing its principal investment strategies in the manner that it has historically, which may result in changes to the Portfolio’s principal investment strategies and could adversely affect the Portfolio’s performance.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Convertible Securities Risk
Investments in convertible securities are subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit and counterparty risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio. The Portfolio also may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Portfolio’s return.
The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Nearly all debt securities, including debt securities that are convertible into equity securities, are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. Government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. Government agency, instrumentality, or corporation; or otherwise supported by the United States. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if an issuer’s or a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.
Convertible securities subject the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
The values of convertible securities are subject to change when prevailing interest rates change. The value of convertible securities tends to decline when prevailing interest rates rise and,

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conversely, tends to increase when interest rates go down. As the value of the common stock underlying a convertible security declines, the convertible security’s sensitivity to changes in prevailing interest rates tends to increase. The income generated by convertible securities may decline when prevailing interest rates decline and, conversely, increase when interest rates rise.
Forward and Futures Contract Risk
The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so.
Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Portfolio to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).
The Portfolio will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. The Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. For example, in the event of an insolvency of the futures commission merchant, the Portfolio may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or realize the value of any increase in the price of its positions. The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and may impose sanctions or restrictions. In addition, the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the CFTC to establish speculative position limits on listed futures and economically equivalent over-the-counter (“OTC”) derivatives. Regulatory action taken by the CFTC to establish these additional position limits may adversely affect the market liquidity of the futures contracts, options and economically equivalent derivatives in which the Portfolio may invest. It is possible that, as a result of such limits, the Portfolio’s Subadviser will be precluded

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from taking positions in certain futures contracts or OTC derivatives as a result of positions held by other clients of the Subadviser or by the Subadviser or its affiliates themselves.
Futures contracts traded on markets outside the United States are not generally subject to regulation by the CFTC or other U.S. regulatory entities, including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Portfolio may not be afforded the same protections as are afforded those payments in the United States, including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
Rule 144A and Other Exempted Securities Risk
In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even if a private placement is determined to be liquid, the Portfolio’s holdings of private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering is not filed with the Securities and Exchange Commission. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

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Selling Portfolio Securities
The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Portfolio Turnover
The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objective.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1⁄3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as

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deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.

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Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

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Index Descriptions
The MSCI World Index is a capitalization weighted index that measures performance of stocks from developed countries around the world.
The FTSE World Government Bond Index is a market capitalization weighted index of bonds issued by governments in the U.S., Europe and Asia.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.700% of the first $500 million of such assets plus 0.650% of such assets over $500 million up to $1 billion plus 0.600% of such assets over $1 billion. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.69% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.
Contractual Fee Waiver
BIA has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.680% of the first $250 million of the Portfolio’s average daily net assets, 0.700% of such assets over $250 million up to $500 million, 0.625% of such assets over $500 million up to $1 billion, 0.600% of such assets over $1 billion up to $1.5 billion, and 0.550% of such assets over $1.5 billion.

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The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.42% of the Portfolio’s average daily net assets.
LOOMIS, SAYLES & COMPANY, L.P., One Financial Center, Boston, Massachusetts 02111, is the Subadviser to the Portfolio. Founded in 1926, Loomis Sayles is one of America’s oldest investment advisory firms with over $347.7 billion in assets under management as of December 31, 2020.
The Portfolio is managed by a team of portfolio managers:
Matthew J. Eagan, CFA, Executive Vice President and Director of Loomis Sayles, has been with the firm since 1997. He is the portfolio manager of the domestic fixed income securities sector of the Portfolio.
David Rolley, CFA, Vice President of Loomis Sayles, has been with the firm since 1994. He is the portfolio manager of the international fixed income securities sector of the Portfolio.
Eileen N. Riley, CFA, Vice President of Loomis Sayles, has been with the firm since 2003. She is a portfolio manager of the global equities sector of the Portfolio.

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Lee M. Rosenbaum, Vice President of Loomis Sayles, has been with the firm since 2008. He is a portfolio manager of the global equities sector of the Portfolio.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account

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(referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract

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will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically

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expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

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The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading,

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especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long‑term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or

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its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially

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different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
Loomis Sayles Global Allocation Portfolio

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$18.14	$15.81	$18.15	$15.02	$15.07

Income (Loss) from Investment Operations
Net investment income (a)	0.18	0.25	0.33	0.31	0.34
Net realized and unrealized gain (loss)	2.32	3.96	(1.11)	3.16	0.38

Total income (loss) from investment operations	2.50	4.21	(0.78)	3.47	0.72

Less Distributions
Distributions from net investment income	(0.17)	(0.32)	(0.39)	(0.27)	(0.29)
Distributions from net realized capital gains	(1.17)	(1.56)	(1.17)	(0.07)	(0.48)

Total distributions	(1.34)	(1.88)	(1.56)	(0.34)	(0.77)

Net Asset Value, End of Period	$19.30	$18.14	$15.81	$18.15	$15.02

Total Return (%) (b)	15.11	27.86	(5.20)	23.33	5.03

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	0.78	0.78	0.78	0.78
Net ratio of expenses to average net assets (%) (c)	0.78	0.78	0.78	0.78	0.78
Ratio of net investment income to average net assets (%)	1.00	1.45	1.85	1.87	2.30
Portfolio turnover rate (%)	43	27	29	27	38
Net assets, end of period (in millions)	$157.3	$153.3	$134.7	$161.3	$145.7

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$17.95	$15.65	$17.98	$14.89	$14.94

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.21	0.28	0.27	0.30
Net realized and unrealized gain (loss)	2.29	3.92	(1.10)	3.12	0.38

Total income (loss) from investment operations	2.42	4.13	(0.82)	3.39	0.68

Less Distributions
Distributions from net investment income	(0.12)	(0.27)	(0.34)	(0.23)	(0.25)
Distributions from net realized capital gains	(1.17)	(1.56)	(1.17)	(0.07)	(0.48)

Total distributions	(1.29)	(1.83)	(1.51)	(0.30)	(0.73)

Net Asset Value, End of Period	$19.08	$17.95	$15.65	$17.98	$14.89

Total Return (%) (b)	14.79	27.52	(5.39)	22.97	4.78

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.04	1.03	1.03	1.03	1.03
Net ratio of expenses to average net assets (%) (c)	1.03	1.03	1.03	1.03	1.03
Ratio of net investment income to average net assets (%)	0.75	1.20	1.60	1.62	2.05
Portfolio turnover rate (%)	43	27	29	27	38
Net assets, end of period (in millions)	$328.3	$309.1	$271.3	$323.5	$303.8

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I
Loomis Sayles Growth Portfolio
Class A, Class B and Class E Shares
PROSPECTUS
April 30, 2021

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

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Loomis Sayles Growth Portfolio

PORTFOLIO SUMMARY:
Investment Objective
Long-term growth of capital.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class E
Management Fee	0.57%		0.57%		0.57%
Distribution and/or Service (12b‑1) Fees	None		0.25%		0.15%
Other Expenses	0.02%		0.02%		0.02%

Total Annual Portfolio Operating Expenses	0.59%		0.84%		0.74%
Fee Waiver *	(0.02%	)	(0.02%	)	(0.02%	)

Net Operating Expenses	0.57%		0.82%		0.72%

*	Brighthouse Investment Advisers, LLC has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$58	$187	$327	$736
Class B	$84	$266	$464	$1,035
Class E	$74	$235	$410	$917
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Portfolio will invest primarily in equity securities, including common stocks, convertible securities and warrants. The Portfolio focuses on stocks of large capitalization companies, but the Portfolio may invest in companies of any size.
The Portfolio normally invests across a wide range of sectors and industries. The Portfolio may, from time to time, emphasize one or more sectors. The Portfolio’s subadviser, Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Subadviser”), employs a growth style of equity management, which means that the Portfolio seeks to invest in companies with sustainable competitive advantages versus peers, long-term structural growth drivers with the potential to lead to above-average future cash flow growth, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders (i.e. companies with share prices trading significantly below what the portfolio manager believes the share price should be). The Subadviser also aims to invest in companies when they trade at a significant discount to the Subadviser’s estimate of intrinsic value.
The Portfolio will consider selling a portfolio investment when the Subadviser believes an unfavorable structural change has occurred or is likely to occur within a given business or the markets in which it operates, when a critical underlying investment assumption is flawed, when a more attractive reward-to-risk opportunity becomes available, when the Subadviser believes the current price fully reflects intrinsic value, or for other investment reasons the Subadviser deems appropriate.
The Portfolio may also invest up to 20% of its assets in foreign securities, including depositary receipts and emerging market securities. Although certain equity securities purchased by the Portfolio may be issued by

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domestic companies incorporated outside of the United States, the Subadviser does not consider these securities to be foreign if they are included in the U.S. equity indices published by S&P Global Ratings or Russell Investments or if the security’s country of risk defined by Bloomberg is the United States.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates.

Emerging Markets Risk.    In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.
Convertible Securities Risk.    Investments in convertible securities are subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer, or the Portfolio may be forced to convert a convertible security, at a time and a price that is disadvantageous to the Portfolio.
Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise

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becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
Focused Investment Risk.    Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. Effective December 16, 2019, Loomis Sayles became the subadviser to the Portfolio. Investment performance prior to that date may not be representative of the performance the Portfolio would have achieved had Loomis Sayles been its subadviser and had its current principal investment strategies then been in effect.
Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	2nd – 2020	24.22%
Lowest Quarter	3rd – 2011	-18.57%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	10 Years
Class A	32.54%	13.33%	14.42%
Class B	32.23%	13.05%	14.14%
Class E	32.30%	13.16%	14.26%
Russell 1000 Growth Index (reflects no deduction for mutual fund fees or expenses)	38.49%	20.99%	17.21%
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.    Loomis, Sayles & Company, L.P. is the subadviser to the Portfolio.
Portfolio Manager.    Aziz V. Hamzaogullari, CFA, Chief Investment Officer of the Growth Equity Strategies Team at Loomis Sayles, has managed the Portfolio since 2019.
Purchase and Sale of Portfolio Shares

Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that

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there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.

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Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which the Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

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Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Emerging Markets Risk
Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose

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restrictions on foreign investment. These countries may also impose withholding and other taxes, some of which may be confiscatory, on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.
The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries. Many emerging market countries are heavily dependent on international trade and have fewer trading partners than developed countries, which makes them more sensitive to world commodity prices and economic downturns in other countries.
The fiscal and monetary policies of emerging market countries may result in sudden or high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.
Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
Convertible Securities Risk
Investments in convertible securities are subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit and counterparty risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio. The Portfolio also may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Portfolio’s return.
The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Nearly all debt securities, including debt securities that are convertible into equity securities, are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. Government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. Government agency, instrumentality, or corporation; or otherwise supported by the United States. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if an issuer’s or a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

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Convertible securities subject the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
The values of convertible securities are subject to change when prevailing interest rates change. The value of convertible securities tends to decline when prevailing interest rates rise and, conversely, tends to increase when interest rates go down. As the value of the common stock underlying a convertible security declines, the convertible security’s sensitivity to changes in prevailing interest rates tends to increase. The income generated by convertible securities may decline when prevailing interest rates decline and, conversely, increase when interest rates rise.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.
The Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio in respect of the counterparty’s obligations to the Portfolio or recovering collateral that the Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
Focused Investment Risk
A Portfolio that invests a substantial portion of its assets in a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry,

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region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.

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Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1⁄3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.

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Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which

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may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Russell 1000 Growth Index is an unmanaged measure of performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.

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As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.650% of the first $500 million of such assets plus 0.600% of such assets over $500 million up to $1 billion plus 0.550% of such assets over $1 billion up to $2 billion plus 0.500% of such assets over $2 billion. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.55% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.
Contractual Fee Waiver
BIA has contractually agreed, for the period April 30, 2021 through April 30, 2022, to modify the Management Fee for each class of the Portfolio to the annual rate of 0.548% of the first $3.645 billion of the Portfolio’s average daily net assets and 0.500% of such assets over $3.645 billion. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker‑dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio manager. The portfolio manager of the Portfolio is indicated below following a brief description of the Subadviser. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.

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BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.26% of the Portfolio’s average daily net assets.
LOOMIS, SAYLES & COMPANY, L.P., One Financial Center, Boston, Massachusetts 02111, is the Subadviser to the Portfolio. Founded in 1926, Loomis Sayles is one of America’s oldest investment advisory firms with over $347.7 billion in assets under management as of December 31, 2020.
The Portfolio is managed by Aziz V. Hamzaogullari, CFA, Chief Investment Officer and Founder of the Growth Equity Strategies Team at Loomis Sayles. Mr. Hamzaogullari joined Loomis Sayles as a Vice President in 2010.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

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YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

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The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

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The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”).

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Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable Insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial

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intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long‑term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.

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Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if

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there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
Loomis Sayles Growth Portfolio

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$17.14	$16.26	$18.40	$15.65	$15.30

Income (Loss) from Investment Operations
Net investment income (a)	0.04	0.14	0.17	0.13	0.15	(b)
Net realized and unrealized gain (loss)	4.01	3.37	(1.28)	2.78	0.30

Total income (loss) from investment operations	4.05	3.51	(1.11)	2.91	0.45

Less Distributions
Distributions from net investment income	(0.16)	(0.19)	(0.16)	(0.16)	(0.10)
Distributions from net realized capital gains	(6.58)	(2.44)	(0.87)	0.00	0.00

Total distributions	(6.74)	(2.63)	(1.03)	(0.16)	(0.10)

Net Asset Value, End of Period	$14.45	$17.14	$16.26	$18.40	$15.65

Total Return (%) (c)	32.54	23.83	(6.81)	18.70	2.98

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.59	0.58	0.57	0.57
Net ratio of expenses to average net assets (%) (d)	0.57	0.57	0.56	0.56	0.57
Ratio of net investment income to average net assets (%)	0.28	0.86	0.93	0.76	1.00	(b)
Portfolio turnover rate (%)	18	100	0 (e)	2	2
Net assets, end of period (in millions)	$1,901.7	$1,747.2	$1,566.4	$2,095.1	$1,999.9

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$16.64	$15.84	$17.95	$15.27	$14.93

Income (Loss) from Investment Operations
Net investment income (a)	0.00 (f)	0.10	0.12	0.09	0.11	(b)
Net realized and unrealized gain (loss)	3.85	3.28	(1.25)	2.71	0.29

Total income (loss) from investment operations	3.85	3.38	(1.13)	2.80	0.40

Less Distributions
Distributions from net investment income	(0.11)	(0.14)	(0.11)	(0.12)	(0.06)
Distributions from net realized capital gains	(6.58)	(2.44)	(0.87)	0.00	0.00

Total distributions	(6.69)	(2.58)	(0.98)	(0.12)	(0.06)

Net Asset Value, End of Period	$13.80	$16.64	$15.84	$17.95	$15.27

Total Return (%) (c)	32.23	23.57	(7.06)	18.41	2.68

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.84	0.83	0.82	0.82
Net ratio of expenses to average net assets (%) (d)	0.82	0.82	0.81	0.81	0.82
Ratio of net investment income to average net assets (%)	0.03	0.60	0.68	0.51	0.74	(b)
Portfolio turnover rate (%)	18	100	0 (e)	2	2
Net assets, end of period (in millions)	$943.3	$912.5	$853.6	$1,103.4	$1,073.6
Please see following page for Financial Highlights footnote legend.

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Loomis Sayles Growth Portfolio

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$16.84	$16.01	$18.13	$15.42	$15.07

Income (Loss) from Investment Operations
Net investment income (a)	0.02	0.12	0.14	0.10	0.12	(b)
Net realized and unrealized gain (loss)	3.90	3.31	(1.26)	2.75	0.30

Total income (loss) from investment operations	3.92	3.43	(1.12)	2.85	0.42

Less Distributions
Distributions from net investment income	(0.13)	(0.16)	(0.13)	(0.14)	(0.07)
Distributions from net realized capital gains	(6.58)	(2.44)	(0.87)	0.00	0.00

Total distributions	(6.71)	(2.60)	(1.00)	(0.14)	(0.07)

Net Asset Value, End of Period	$14.05	$16.84	$16.01	$18.13	$15.42

Total Return (%) (c)	32.30	23.66	(6.94)	18.54	2.84

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.74	0.73	0.72	0.72
Net ratio of expenses to average net assets (%) (d)	0.72	0.72	0.71	0.71	0.72
Ratio of net investment income to average net assets (%)	0.12	0.70	0.78	0.61	0.84	(b)
Portfolio turnover rate (%)	18	100	0 (e)	2	2
Net assets, end of period (in millions)	$35.5	$33.6	$31.2	$39.6	$38.6

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Net investment income per share and the ratio of net investment income to average net assets include a non‑recurring refund for overbilling of prior years’ custodian out‑of‑pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.

(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

(e)	Rounds to less than 1%.

(f)	Net investment income (loss) was less than $0.01.

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I

T. Rowe Price Large Cap Value Portfolio
Class A, Class B and Class E Shares
PROSPECTUS
April 30, 2021

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

T. Rowe Price Large Cap Value Portfolio

PORTFOLIO SUMMARY:
Investment Objectives
Long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class E
Management Fee	0.57%		0.57%		0.57%
Distribution and/or Service (12b‑1) Fees	None		0.25%		0.15%
Other Expenses	0.02%		0.02%		0.02%

Total Annual Portfolio Operating Expenses	0.59%		0.84%		0.74%
Fee Waiver *	(0.06%	)	(0.06%	)	(0.06%	)

Net Operating Expenses	0.53%		0.78%		0.68%

*	Brighthouse Investment Advisers, LLC has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$54	$183	$323	$732
Class B	$80	$262	$460	$1,032
Class E	$69	$231	$406	$913
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 30% of the average value of its portfolio.
Principal Investment Strategies
T. Rowe Price Associates, Inc. (“T. Rowe Price” or “Subadviser”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s net assets in securities of large-cap companies the portfolio manager regards as undervalued.
The Portfolio defines a large-cap company as having a market cap that is either (i) larger than the current median market cap of companies in the Russell 1000® Value Index or (ii) larger than the three year average median market cap of companies in the index based on the previous three December 31 dates. The Russell 1000 Value Index is a widely used benchmark of the largest domestic value stocks. As of December 31, 2020, the median market cap for the Russell 1000 Value Index was approximately $11.3 billion. The market capitalization of the companies owned by the Portfolio and the Russell index changes over time; the Portfolio will not automatically sell or cease to purchase stock of a company it owns just because the company’s market capitalization falls below these levels.
The Portfolio may also purchase stocks of smaller companies. The Portfolio may, from time to time, emphasize one or more sectors.
The portfolio managers seek to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the portfolio managers generally look for one or more of the following:

∎	low price/earnings, price/book value, price/sales, or price/cash flow ratios relative to the broader equity market, a company’s peers, or a company’s own historical norm;

∎	low stock price relative to a company’s underlying asset values;

3

∎	companies that may benefit from restructuring activity; and/or

∎	a sound balance sheet and other positive financial characteristics.
In pursuing its investment objectives, the Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the portfolio managers believe will provide an opportunity for substantial appreciation. These situations might arise when the portfolio managers believe a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
While the Portfolio will invest most of its assets in U.S. common stocks, the Portfolio may invest in other securities, including foreign stocks, in keeping with the Portfolio’s objectives. The Portfolio may invest up to 25% of its assets in foreign securities. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.
Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Focused Investment Risk.    Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.

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Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. Effective May 1, 2011, T. Rowe Price became the subadviser to the Portfolio. Investment performance prior to that date may not be representative of the performance the Portfolio would have achieved had T. Rowe Price been its subadviser and had its current principal investment strategies then been in effect.
Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	4th – 2020	20.88%
Lowest Quarter	1st – 2020	-28.57%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A	3.15%	10.17%	10.52%	—	—
Class B	2.87%	9.90%	10.25%	—	—
Class E	3.00%	10.01%	N/A	8.33%	04-23-14
Russell 1000 Value Index (reflects no deduction for mutual fund fees or expenses)	2.80%	9.73%	10.50%	—	—
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.    T. Rowe Price Associates, Inc., is the subadviser to the Portfolio.
Portfolio Managers.    Mark S. Finn, John D. Linehan, and Heather K. McPherson are Co‑Chairmen of the T. Rowe Price Large-Cap Value Portfolio Investment Advisory committee. Messrs. Finn and Linehan have managed the Portfolio since 2011 and Ms. McPherson has managed the Portfolio since 2015.
Purchase and Sale of Portfolio Shares

Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that

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there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.

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Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which the Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign

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governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

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Focused Investment Risk
A Portfolio that invests a substantial portion of its assets in a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objectives
The Portfolio’s stated investment objectives can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or

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become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1⁄3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash.

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Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.

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Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for

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overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
As compensation for its services to the Portfolio, BIA receives a monthly fee at the annual rate of the Portfolio’s daily net assets that is calculated according to the fee schedule set forth in the table below. If the assets of the Portfolio cross a threshold in reverse (i.e., decline below a threshold), then the absolute dollar fee payable by the Portfolio to BIA shall not be more than the minimum fee payable at the immediately higher threshold. When the Portfolio’s assets cross a threshold in reverse, the fee payable to BIA shall be calculated according to the footnotes immediately following the table below. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.50% of the Portfolio’s average daily net assets.

	Asset Range	Asset Range	Asset Range	Asset Range	Asset Range
Assets	$0 to $100,000,000[1]	$100,000,000 to $200,000,000[2]	$200,000,000 to $500,000,000[3]	$500,000,000 to $1,000,000,000[4]	$1,000,000,000 And Up
First $50,000,000	0.750%	0.650%	0.620%	0.595%	0.570%
Next $50,000,000	0.700%	0.650%	0.620%	0.595%	0.570%
Next $100,000,000	N/A	0.650%	0.620%	0.595%	0.570%
Next $300,000,000	N/A	N/A	0.620%	0.595%	0.570%
Next $500,000,000	N/A	N/A	N/A	0.570%	0.570%
Excess over $1,000,000,000	N/A	N/A	N/A	N/A	0.570%

1	When the Portfolio’s net assets decline below $100 million, the fee payable to BIA shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.750% of the first $50 million of such assets plus 0.700% of such assets over $50 million up to $100 million and (2) the fee on $100 million calculated at a flat rate of 0.650%.

2	When the Portfolio’s net assets decline below $200 million but are over $100 million, the fee payable to BIA shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.650% and (2) the fee on $200 million calculated at a flat rate of 0.620%.

3	When the Portfolio’s net assets decline below $500 million but are over $200 million, the fee payable to BIA shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.620% and (2) the fee on $500 million calculated at a flat rate of 0.595%.

4	When the Portfolio’s net assets decline below $1 billion but are over $500 million, the fee payable to BIA shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.595% of the first $500 million of such assets plus 0.570% of such assets over $500 million up to $1 billion and (2) the fee on $1 billion calculated at a flat rate of 0.570%.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment advisory agreement with the Subadviser is available in the Portfolio’s annual report which covers the period from January 1, 2020 to December 31, 2020.
Contractual Fee Waiver
BIA has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.510% for all assets if the Portfolio’s average daily net assets exceed $3 billion. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.

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Voluntary Fee Waiver
BIA has voluntarily agreed to waive its investment advisory fee by the amount waived by the Portfolio’s subadviser pursuant to a voluntary subadvisory fee waiver. This voluntary advisory fee waiver is dependent on the satisfaction of certain conditions and may be terminated by BIA at any time. The SAI provides more information about this fee waiver.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.23% of the Portfolio’s average daily net assets.
T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, is the subadviser to the Portfolio. T. Rowe Price was founded in 1937. As of December 31, 2020, T. Rowe Price and its affiliates managed approximately $1.4 trillion in assets for individual and institutional investor accounts.
The investment management decisions for the Portfolio are made by an Investment Advisory Committee. Mark S. Finn, John D. Linehan, and Heather K. McPherson are Co‑Chairmen of the Committee. The Committee Co-Chairmen have day-to-day responsibility for managing the Portfolio and work with the Committee in developing and executing the Portfolio’s investment program. Mr. Finn became Co‑Chairman of the Committee in 2010 and he joined

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T. Rowe Price in 1990. Mr. Linehan has been Co-Chairman of the Committee since 2004 and he joined T. Rowe Price in 1998. Ms. McPherson became Co‑Chairman of the Committee in 2015 and she joined T. Rowe Price in 2002.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to

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Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a

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Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A

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shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

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The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of

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shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long‑term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.

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The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value

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depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
T. Rowe Price Large Cap Value Portfolio

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$31.29	$28.64	$35.45	$33.81	$34.09

Income (Loss) from Investment Operations
Net investment income (a)	0.64	0.74	0.71	0.69	0.82
Net realized and unrealized gain (loss)	(0.35)	6.42	(3.50)	4.78	4.08

Total income (loss) from investment operations	0.29	7.16	(2.79)	5.47	4.90

Less Distributions
Distributions from net investment income	(0.71)	(0.75)	(0.71)	(0.80)	(1.08)
Distributions from net realized capital gains	(2.10)	(3.76)	(3.31)	(3.03)	(4.10)

Total distributions	(2.81)	(4.51)	(4.02)	(3.83)	(5.18)

Net Asset Value, End of Period	$28.77	$31.29	$28.64	$35.45	$33.81

Total Return (%) (b)	3.15	26.81	(8.95)	17.27	16.20

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.59	0.59	0.59	0.59
Net ratio of expenses to average net assets (%) (c)(d)	0.52	0.52	0.54	0.54	0.56
Ratio of net investment income to average net assets (%)	2.48	2.44	2.12	2.02	2.51
Portfolio turnover rate (%)	30	19	20	32	27
Net assets, end of period (in millions)	$1,871.9	$1,829.4	$1,654.3	$2,224.4	$1,882.7

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$30.99	$28.39	$35.16	$33.57	$33.86

Income (Loss) from Investment Operations
Net investment income (a)	0.57	0.66	0.62	0.60	0.74
Net realized and unrealized gain (loss)	(0.35)	6.37	(3.46)	4.74	4.05

Total income (loss) from investment operations	0.22	7.03	(2.84)	5.34	4.79

Less Distributions
Distributions from net investment income	(0.64)	(0.67)	(0.62)	(0.72)	(0.98)
Distributions from net realized capital gains	(2.10)	(3.76)	(3.31)	(3.03)	(4.10)

Total distributions	(2.74)	(4.43)	(3.93)	(3.75)	(5.08)

Net Asset Value, End of Period	$28.47	$30.99	$28.39	$35.16	$33.57

Total Return (%) (b)	2.87	26.52	(9.16)	16.95	15.94

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.84	0.84	0.84	0.84
Net ratio of expenses to average net assets (%) (c)(d)	0.77	0.77	0.79	0.79	0.81
Ratio of net investment income to average net assets (%)	2.23	2.19	1.89	1.77	2.26
Portfolio turnover rate (%)	30	19	20	32	27
Net assets, end of period (in millions)	$939.3	$940.1	$819.3	$1,000.3	$967.0
Please see following page for Financial Highlights footnote legend.

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T. Rowe Price Large Cap Value Portfolio

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$31.12	$28.50	$35.28	$33.67	$33.95

Income (Loss) from Investment Operations
Net investment income (a)	0.60	0.69	0.66	0.64	0.77
Net realized and unrealized gain (loss)	(0.35)	6.39	(3.48)	4.75	4.07

Total income (loss) from investment operations	0.25	7.08	(2.82)	5.39	4.84

Less Distributions
Distributions from net investment income	(0.66)	(0.70)	(0.65)	(0.75)	(1.02)
Distributions from net realized capital gains	(2.10)	(3.76)	(3.31)	(3.03)	(4.10)

Total distributions	(2.76)	(4.46)	(3.96)	(3.78)	(5.12)

Net Asset Value, End of Period	$28.61	$31.12	$28.50	$35.28	$33.67

Total Return (%) (b)	3.00	26.62	(9.06)	17.07	16.06

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.74	0.74	0.74	0.74
Net ratio of expenses to average net assets (%) (c)(d)	0.67	0.67	0.69	0.69	0.71
Ratio of net investment income to average net assets (%)	2.33	2.29	1.98	1.87	2.36
Portfolio turnover rate (%)	30	19	20	32	27
Net assets, end of period (in millions)	$343.4	$366.7	$334.5	$427.7	$416.9

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

(d)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.02% for each of the years ended December 31, 2020 through 2016 (see Note 5 of the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I

Victory Sycamore Mid Cap Value Portfolio
Class A, Class B and Class E Shares
PROSPECTUS
April 30, 2021

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

Victory Sycamore Mid Cap Value Portfolio

PORTFOLIO SUMMARY:
Investment Objective
High total return by investing in equity securities of mid-sized companies.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class E
Management Fee	0.65%		0.65%		0.65%
Distribution and/or Service (12b‑1) Fees	None		0.25%		0.15%
Other Expenses	0.05%		0.05%		0.05%

Total Annual Portfolio Operating Expenses	0.70%		0.95%		0.85%
Fee Waiver *	(0.10%	)	(0.10%	)	(0.10%	)

Net Operating Expenses	0.60%		0.85%		0.75%

*	Brighthouse Investment Advisers, LLC has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$61	$214	$380	$861
Class B	$87	$293	$516	$1,157
Class E	$77	$261	$462	$1,040
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 39% of the average value of its portfolio.
Principal Investment Strategies
Victory Capital Management Inc. (“Victory” or “Subadviser”), subadviser to the Portfolio, pursues the Portfolio’s investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of companies with market capitalizations, at the time of purchase, within the range of companies comprising the Russell MidCap Index. The Portfolio may invest a portion of its assets in equity securities of foreign companies traded in the U.S., including American Depositary Receipts and Global Depositary Receipts (ADRs and GDRs). The Portfolio may also invest in real estate investment trusts.
As of December 31, 2020, the Russell MidCap Index included companies with approximate market capitalizations between $321 million and $58.9 billion. The size of companies in the index changes with market conditions and the composition of the index.
The Subadviser invests in companies that it believes to be of high quality based on criteria such as market share position, profitability, balance sheet strength, competitive advantages, management competence and the ability to generate excess cash flow. The Subadviser uses a bottom-up investment process in conducting fundamental analysis to identify companies that have sustainable returns, a stock price trading below the Subadviser’s assessment of intrinsic value and prospects for an inflection in business fundamentals that will enable the stock price to be revalued higher. The Subadviser may sell a security if it believes the stock has reached its fair value estimate, if a more attractive opportunity is identified, if the fundamentals of the company deteriorate, when the Portfolio must meet redemptions or for other reasons.

3

Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.
Real Estate Investment Risk.    Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. Effective December 18, 2017, Victory became responsible for the day-to-day management of the Portfolio’s investments. Investment performance prior to that date may not be representative of the performance the Portfolio would have achieved had Victory been its subadviser and had its current principal investment strategies then been in effect.
Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	4th – 2020	20.63%
Lowest Quarter	1st – 2020	-29.54%

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4

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A	7.87%	9.81%	8.80%	—	—
Class B	7.64%	9.54%	8.52%	—	—
Class E	7.71%	9.65%	N/A	9.48%	04-25-12
Russell Midcap Value Index (reflects no deduction for mutual fund fees or expenses)	4.96%	9.73%	10.49%	—	—
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.    Victory Capital Management Inc., is the subadviser to the Portfolio.
Portfolio Managers.    Gary H. Miller, Jeffrey M. Graff, Gregory M. Conners, James M. Albers and Michael F. Rodarte have been co-portfolio managers of the Portfolio since 2017.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

Victory Sycamore Mid Cap Value Portfolio

5

UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that

Victory Sycamore Mid Cap Value Portfolio

6

there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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7

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.

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Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which the Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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9

Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

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Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.

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Real Estate Investment Risk
Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance is especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.
Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.

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Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible

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delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of

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shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index.

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ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.700% of the first $200 million of such assets plus 0.650% of such assets over $200 million up to $500 million plus 0.625% of such assets over $500 million. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.56% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.
Contractual Fee Waiver
BIA has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.590% of the first $200 million of the Portfolio’s average daily net assets, 0.570% of such assets over $200 million up to $400 million, and 0.540% of such assets over $400 million. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio

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are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.31% of the Portfolio’s average daily net assets.
VICTORY CAPITAL MANAGEMENT INC., located at 15935 La Cantera Parkway, San Antonio, Texas 78256, is the Subadviser to the Portfolio. The Subadviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. Sycamore Capital is the investment franchise responsible for providing portfolio management services to the Portfolio. As of December 31, 2020, the Subadviser managed or advised assets totaling approximately $147.2 billion for individual and institutional clients.
Gary H. Miller is the Lead Portfolio Manager and Gregory M. Conners, Jeffrey M. Graff, James M. Albers and Michael F. Rodarte are Co-Portfolio Managers of the Portfolio.
Mr. Miller is the Chief Investment Officer of Sycamore Capital and has been associated with the Subadviser or an affiliate since 1987.
Mr. Conners is a Portfolio Manager of Sycamore Capital and has been associated with the Subadviser or an affiliate since 1999.
Mr. Graff is a Portfolio Manager of Sycamore Capital and has been associated with the Subadviser or an affiliate since 2001. Mr. Graff is a CFA Charterholder.
Mr. Albers is a Portfolio Manager of Sycamore Capital and has been associated with the Subadviser or an affiliate since 2005. Mr. Albers is a CFA Charterholder.
Mr. Rodarte is a Portfolio Manager of Sycamore Capital and has been associated with the Subadviser or an affiliate since 2006. Mr. Rodarte is a CFA Charterholder.

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Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo

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voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate

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Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received

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in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long‑term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash

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outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long‑term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may

Victory Sycamore Mid Cap Value Portfolio

22

increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of

Victory Sycamore Mid Cap Value Portfolio

23

methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.

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In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
Victory Sycamore Mid Cap Value Portfolio

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$19.09	$15.46	$20.89	$19.25	$17.61

Income (Loss) from Investment Operations
Net investment income (a)	0.28	0.28	0.24	0.16	0.21 (b)
Net realized and unrealized gain (loss)	0.90	4.17	(1.86)	1.71	2.45

Total income (loss) from investment operations	1.18	4.45	(1.62)	1.87	2.66

Less Distributions
Distributions from net investment income	(0.28)	(0.24)	(0.17)	(0.23)	(0.16)
Distributions from net realized capital gains	(0.99)	(0.58)	(3.64)	0.00	(0.86)

Total distributions	(1.27)	(0.82)	(3.81)	(0.23)	(1.02)

Net Asset Value, End of Period	$19.00	$19.09	$15.46	$20.89	$19.25

Total Return (%) (c)	7.87	29.35	(9.95)	9.77	15.78

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.70	0.69	0.69	0.68	0.68
Net ratio of expenses to average net assets (%) (d)	0.60	0.60	0.60	0.65 (e)	0.66
Ratio of net investment income to average net assets (%)	1.69	1.56	1.25	0.83	1.18 (b)
Portfolio turnover rate (%)	39	32	32	140	32
Net assets, end of period (in millions)	$292.6	$293.0	$253.9	$309.4	$312.8

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$18.65	$15.12	$20.50	$18.90	$17.30

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.23	0.19	0.10	0.17 (b)
Net realized and unrealized gain (loss)	0.88	4.07	(1.82)	1.68	2.40

Total income (loss) from investment operations	1.11	4.30	(1.63)	1.78	2.57

Less Distributions
Distributions from net investment income	(0.23)	(0.19)	(0.11)	(0.18)	(0.11)
Distributions from net realized capital gains	(0.99)	(0.58)	(3.64)	0.00	(0.86)

Total distributions	(1.22)	(0.77)	(3.75)	(0.18)	(0.97)

Net Asset Value, End of Period	$18.54	$18.65	$15.12	$20.50	$18.90

Total Return (%) (c)	7.64	28.98	(10.15)	9.47	15.50

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	0.94	0.94	0.93	0.93
Net ratio of expenses to average net assets (%) (d)	0.85	0.85	0.85	0.90 (e)	0.91
Ratio of net investment income to average net assets (%)	1.43	1.31	1.00	0.58	0.97 (b)
Portfolio turnover rate (%)	39	32	32	140	32
Net assets, end of period (in millions)	$661.1	$660.6	$593.3	$775.6	$791.9
Please see following page for Financial Highlights footnote legend.

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Victory Sycamore Mid Cap Value Portfolio

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$18.89	$15.30	$20.71	$19.09	$17.46

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.25	0.21	0.13	0.19 (b)
Net realized and unrealized gain (loss)	0.89	4.13	(1.85)	1.69	2.43

Total income (loss) from investment operations	1.14	4.38	(1.64)	1.82	2.62

Less Distributions
Distributions from net investment income	(0.25)	(0.21)	(0.13)	(0.20)	(0.13)
Distributions from net realized capital gains	(0.99)	(0.58)	(3.64)	0.00	(0.86)

Total distributions	(1.24)	(0.79)	(3.77)	(0.20)	(0.99)

Net Asset Value, End of Period	$18.79	$18.89	$15.30	$20.71	$19.09

Total Return (%) (c)	7.71	29.18	(10.10)	9.59	15.65

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.84	0.84	0.83	0.83
Net ratio of expenses to average net assets (%) (d)	0.75	0.75	0.75	0.80 (e)	0.81
Ratio of net investment income to average net assets (%)	1.53	1.41	1.10	0.68	1.07 (b)
Portfolio turnover rate (%)	39	32	32	140	32
Net assets, end of period (in millions)	$24.9	$25.9	$23.1	$30.2	$31.2

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Net investment income per share and the ratio of net investment income to average net assets include a non‑recurring refund for overbilling of prior years’ custodian out‑of‑pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.

(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% during the year ended December 31, 2017.

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I
Brighthouse Asset Allocation 100 Portfolio
Class A and Class B Shares
PROSPECTUS
April 30, 2021

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

Brighthouse Asset Allocation 100 Portfolio

PORTFOLIO SUMMARY:
Investment Objective
Growth of capital.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B
Management Fee	0.07%	0.07%
Distribution and/or Service (12b‑1) Fees	None	0.25%
Other Expenses	0.02%	0.02%
Acquired Fund Fees and Expenses (Underlying Portfolio Fees and Expenses)	0.65%	0.65%

Total Annual Portfolio Operating Expenses	0.74%	0.99%
Example
 The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$76	$237	$411	$918
Class B	$101	$315	$547	$1,213
Portfolio Turnover
The Portfolio, which operates as a fund of funds, does not pay transaction costs when it buys and sells shares of the investment companies in which the Portfolio invests (the “Underlying Portfolios”) (or “turns over” its portfolio). An Underlying Portfolio pays transaction costs, such as commissions, when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the performance of both the Underlying Portfolios and the Portfolio. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 13% of the average value of its portfolio. Some of the Underlying Portfolios, however, may have portfolio turnover rates as high as 100% or more.
Principal Investment Strategies
The Portfolio seeks to achieve its objective by investing substantially all of its assets in Class A shares of the Underlying Portfolios, which are portfolios of Brighthouse Funds Trust I (the “Trust”) and Brighthouse Funds Trust II (“Trust II”). The Portfolio has a target allocation between the broad asset classes of equity and fixed income. Brighthouse Investment Advisers, LLC (“BIA”), the adviser to the Portfolio, establishes specific target investment percentages for the asset classes and the various components of each asset category. BIA determines these target allocations based on a variety of models and factors, including its long-term outlook for the return and risk characteristics of the various asset classes and the relationship between those asset classes. BIA then selects the Underlying Portfolios in which the Portfolio invests based on, among other factors, the Underlying Portfolios’ investment objectives, policies, investment processes and portfolio analytical and management personnel.
Under normal circumstances, the Portfolio invests substantially all of its assets in Underlying Portfolios that may hold large cap, small cap, mid cap or foreign equity securities in accordance with target allocations of 100% to equity securities.
The following chart describes the target allocations, as of April 30, 2021, to equity securities. You should note that these percentages do not directly correspond to investment in the Underlying Portfolios because each Underlying Portfolio may contain one or more asset classes (e.g., equity and fixed income) and each Underlying Portfolio

3

may contain various subsets of an asset class (e.g., small cap, mid cap and foreign securities). Although the Portfolio’s investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, the actual allocations may vary from the Portfolio’s target allocations in the chart below. Deviations from the asset class target allocations will affect the asset class subset target allocations. In addition, the Portfolio’s actual allocations could vary substantially from the target allocations due to market valuation changes.

Asset Class	Target Allocation *
Equity	100%
U.S. Large Cap		43%
U.S. Mid Cap		12.5%
U.S. Small Cap		9.5%
Foreign Equity		35%

*	Individual figures may not add up to the totals shown due to rounding.
The “Foreign Equity” allocation shown above may be invested in foreign equity securities of any capitalization or country but primarily will be invested in larger capitalization companies of developed countries.
The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest in equity securities. These investments include Underlying Portfolios that invest in stocks of large established U.S. companies, as well as, to a lesser extent, in stocks of foreign companies, including companies in emerging markets, and small U.S. companies with above-average growth potential.
Periodically, BIA will evaluate the Portfolio’s allocation between equity and fixed income, inclusive of the exposure to various investment styles and asset sectors, relative to the Portfolio’s risk profile. It is anticipated that any changes to the targets for the broad asset classes will be, in any given year, within a range of plus or minus 10% from the current allocations. Concurrently, BIA will consider whether to make changes to the Portfolio’s investments in any of the Underlying Portfolios.
For additional information about the Portfolio’s investment strategies, the names of the Underlying Portfolios in which the Portfolio may invest and where to find more detailed information about the Portfolio’s investments in the Underlying Portfolios, please see “Additional Information about this Portfolio’s Investment Strategies” in the Prospectus.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Direct risks of investing in the Portfolio include:
Underlying Portfolio Risk.    The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying Portfolios may be adversely affected if the Underlying Portfolios are unable to meet their investment objectives or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios. Any Underlying Portfolio may have multiple asset class exposures and such exposures may change over time. In addition, the Portfolio bears its pro-rata portion of the operating expenses of the Underlying Portfolios in which it invests.
Asset Allocation Risk.    The Portfolio’s ability to achieve its investment objective depends upon BIA’s analysis of various factors and BIA’s ability to select an appropriate mix of asset classes based on its analysis of such factors. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if BIA allocates a significant portion of the Portfolio’s assets to an asset class that does not perform as BIA anticipated, including relative to other asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.
Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:
Market Risk.    An Underlying Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a

Brighthouse Asset Allocation 100 Portfolio

4

particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by an Underlying Portfolio.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. To the extent an Underlying Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Emerging Markets Risk.    In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.
Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style.
Real Estate Investment Risk.    Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.
Derivatives Risk.    An Underlying Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase an Underlying Portfolio’s exposure to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, an Underlying Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases an Underlying Portfolio’s volatility and may require the Underlying Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent an Underlying Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Underlying Portfolio.
Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Underlying Portfolios might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Underlying Portfolios’ transaction costs, which can adversely affect the returns on the Portfolio’s investments in those Underlying Portfolios.
Model and Data Risk.    When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.

Brighthouse Asset Allocation 100 Portfolio

5

Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	2nd – 2020	22.22%
Lowest Quarter	1st – 2020	-23.40%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	10 Years
Class A	19.23%	13.08%	10.62%
Class B	18.91%	12.80%	10.36%
Dow Jones Aggressive Index (reflects no deduction for mutual fund fees or expenses)	15.99%	12.79%	10.31%
Management
Adviser.    Brighthouse Investment Advisers, LLC, is the Portfolio’s investment adviser.
Portfolio Managers.    The Portfolio is managed by a committee led by Kristi Slavin. Other members of the committee are Victor Soto and James Mason. Ms. Slavin has been a member since 2012. Mr. Soto has been a member since 2016. Mr. Mason has been a member since 2021.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s and the Underlying Portfolios’ assets decrease and decrease as the Portfolio’s and the Underlying Portfolios’ assets increase. The percentage shown in the fee table for Acquired Fund Fees and Expenses (Underlying Portfolio Fees and Expenses), which appears in the Portfolio Summary, shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of the relevant Underlying Portfolios during the last fiscal year.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.

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Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser, who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Direct risks of investing in the Portfolio include:
Underlying Portfolio Risk
The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying Portfolios is directly related to the performance of the Underlying Portfolios. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among Underlying Portfolios and the ability of the Underlying Portfolios to meet their investment objectives. The Portfolio may not meet its investment objective, which could adversely affect its performance, if an Underlying Portfolio fails to execute its investment strategy effectively or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios. Any Underlying Portfolio may have multiple asset class exposures and such exposures may change over time. There can be no assurance that the investment objective of the Portfolio or any Underlying Portfolio will be achieved. As an investor in Underlying Portfolios, the Portfolio bears its pro-rata portion of the operating expenses of those Underlying Portfolios, including such Underlying Portfolios’ management fee.
Asset Allocation Risk
The Portfolio’s ability to achieve its investment objective depends upon BIA’s analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations and BIA’s ability to select an appropriate mix of asset classes based on its analysis of such factors. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if BIA allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform as BIA anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:
Market Risk
An Underlying Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many

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reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by an Underlying Portfolio’s adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. An Underlying Portfolio could also miss attractive investment opportunities if its adviser underweights markets or industries where there are significant returns, and could lose value if the adviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of an Underlying Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, an Underlying Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Underlying Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for an Underlying Portfolio to value illiquid investments than more liquid investments. There is also a risk that an Underlying Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be forced to sell securities at unfavorable times and conditions.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on an Underlying Portfolio’s shares. An Underlying Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which an Underlying Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining an Underlying Portfolio’s payment obligations under a derivative investment, the cost of financing to an Underlying Portfolio or an investment’s value or return to an Underlying Portfolio, and may be used in other ways that affect an Underlying Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease

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compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for an Underlying Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by an Underlying Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to an Underlying Portfolio and may adversely affect an Underlying Portfolio’s performance or net asset value.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect an Underlying Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, an Underlying Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, an Underlying Portfolio may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

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To the extent an Underlying Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Underlying Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of an Underlying Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying Portfolio’s foreign currency or securities holdings. Although an Underlying Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Underlying Portfolio.
To the extent an Underlying Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent an Underlying Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Underlying Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Underlying Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Underlying Portfolio the amount owned under the certificates.
Emerging Markets Risk
Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed

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countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose withholding and other taxes, some of which may be confiscatory, on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.
The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries. Many emerging market countries are heavily dependent on international trade and have fewer trading partners than developed countries, which makes them more sensitive to world commodity prices and economic downturns in other countries.
The fiscal and monetary policies of emerging market countries may result in sudden or high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.
Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. An Underlying Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

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Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style. An Underlying Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by an Underlying Portfolio’s adviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Real Estate Investment Risk
Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of an Underlying Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When an Underlying Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Underlying Portfolio’s performance is especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of an Underlying Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.
Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of an Underlying Portfolio to decline. In the event an issuer of debt securities

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collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.
Derivatives Risk
An Underlying Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase an Underlying Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.
When a derivative or other instrument is used as a hedge against an offsetting position that an Underlying Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security. Conversely, such hedging transactions limit the opportunity for gain if the value of the Underlying Portfolio’s hedged position should increase. To the extent an Underlying Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or if an Underlying Portfolio hedges imperfectly, the Underlying Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Due to their complexity, derivatives may not perform as intended. As a result, an Underlying Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. An Underlying Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which an Underlying Portfolio engage give rise to a form of leverage. Leveraging may cause an Underlying Portfolio’s performance to be more volatile than if the Underlying Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes an Underlying Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed an Underlying Portfolio’s returns from those transactions, resulting in the Underlying Portfolio incurring losses or reduced gains. The use of leverage may cause an Underlying Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.
Use of derivatives subjects an Underlying Portfolio to counterparty risk, which is the risk that a counterparty with whom the Underlying Portfolio has entered into a transaction fails to satisfy its obligation to the Underlying Portfolio in connection with that transaction. If an Underlying Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Underlying Portfolio.
On October 28, 2020, the Securities and Exchange Commission adopted Rule 18f-4 under the 1940 Act, which, once effective, will apply to an Underlying Portfolio’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a

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specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior Securities and Exchange Commission guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The application of Rule 18f-4 to an Underlying Portfolio could restrict the Underlying Portfolio’s ability to utilize derivative investments and financing transactions and prevent the Underlying Portfolio from implementing its principal investment strategies in the manner that it has historically, which may result in changes to the Underlying Portfolio’s principal investment strategies and could adversely affect the Underlying Portfolio’s performance.
Additional government regulation of derivative instruments may limit or prevent an Underlying Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Underlying Portfolio.
Portfolio Turnover Risk
The investment techniques and strategies utilized by the Underlying Portfolios might result in a high degree of portfolio turnover. In addition, the Underlying Portfolios’ turnover rates may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in an Underlying Portfolio’s subadviser. High portfolio turnover rates will increase the Underlying Portfolios’ transaction costs, which can adversely affect the returns on the Portfolio’s investments in those Underlying Portfolios.
Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Portfolio’s Adviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Portfolio’s Adviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Portfolio’s investments.
When Models and Data used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Portfolio’s Adviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss favorable investment opportunities altogether. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Portfolio’s Adviser may be predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on the accuracy and reliability of the supplied historical data. In addition, Models that are

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predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark-to-market basis. Use of these Models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Subadviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.
All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Understanding the Portfolio
The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in Underlying Portfolios that are portfolios of the Trust or Trust II. BIA first establishes a target allocation between the broad asset classes of equity and fixed income and sets target percentages for various components of each broad asset category. For example, within the broad equity category, BIA will establish targets for large cap, mid cap, small cap and foreign equities. BIA then selects a combination of Underlying Portfolios designed to meet both the broad and narrow asset class targets. The selection of Underlying Portfolios will be based on, among other factors, the Underlying Portfolios’ investment objectives, policies, investment processes, portfolio characteristics and investment personnel. BIA may add new Underlying Portfolios, replace existing Underlying Portfolios or change the allocations among the Underlying Portfolios, dependent upon, among other factors, changing market dynamics, changes to the investment personnel, investment process, or criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a diversification benefit to the Portfolio. Information regarding the Underlying Portfolios is included in the summary prospectuses and prospectuses for those portfolios dated April 30, 2021. Copies of the summary prospectuses and prospectuses may be obtained free of charge by calling or writing the Trust at the telephone number or address on the back cover page of this Prospectus.
Before selecting Underlying Portfolios, BIA analyzes each Underlying Portfolio’s historic and current security holdings and performance to determine the Underlying Portfolio’s investment attributes. For example, for Underlying Portfolios structured for equity investment, large cap, mid cap, and small cap exposure is considered, as is the investment bias toward growth or value style of investment. Further, the type of growth or value management employed is also a

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consideration for BIA, such as deep value, traditional value, relative value, growth at a reasonable price, traditional growth, or earnings momentum styles of investment. For Underlying Portfolios that invest in fixed income securities, the effective duration, credit quality and currency denomination is evaluated in conjunction with exposure to particular sectors of the fixed income marketplace, including U.S. Treasury securities, government agencies, asset-backed securities, mortgage-backed securities, investment grade corporate bonds, high yield corporate bonds, non-U.S. government and corporate obligations, emerging market debt and cash or money market instruments. Depending upon the amount of cash or money market instruments held in the aggregate among the Underlying Portfolios, the Portfolio maintains the ability to invest in an Underlying Portfolio that holds only money market instruments. BIA also evaluates the performance dynamics among the Underlying Portfolios and their respective holdings in order to determine the appropriate weighting for the Portfolio’s risk profile.
Periodically, BIA will communicate with or visit management personnel of each Underlying Portfolio to discuss the management personnel’s outlook and positioning of the Underlying Portfolio and determine the extent of any changes that may have occurred. Periodically, BIA will evaluate the Portfolio’s allocation between the broad asset classes of equity and fixed income, as well as the exposure to various investment styles and asset sectors within the broad asset classes. It is anticipated that any changes to the targets for the broad asset classes of equity and fixed income will be, in any given year, within a range of plus or minus 10% from the current allocations. Concurrently, BIA will consider whether to make changes to the allocation to any of the Underlying Portfolios. If a new Underlying Portfolio is selected or the allocation to an existing Underlying Portfolio is adjusted by BIA, a corresponding shifting of allocations to the remaining Underlying Portfolios will result.
The Underlying Portfolios in which the Portfolio may currently invest are:

BRIGHTHOUSE FUNDS TRUST I
AB International Bond Portfolio
BlackRock High Yield Portfolio
Brighthouse/Aberdeen Emerging Markets Equity Portfolio
Brighthouse/Artisan International Portfolio
Brighthouse/Eaton Vance Floating Rate Portfolio
Brighthouse/Franklin Low Duration Total Return Portfolio
Brighthouse/Templeton International Bond Portfolio
Brighthouse/Wellington Large Cap Research Portfolio
Brighthouse Small Cap Value Portfolio
Clarion Global Real Estate Portfolio
Harris Oakmark International Portfolio
Invesco Comstock Portfolio
Invesco Global Equity Portfolio
BRIGHTHOUSE FUNDS TRUST II
Baillie Gifford International Stock Portfolio
BlackRock Bond Income Portfolio
BlackRock Capital Appreciation Portfolio
BlackRock Ultra-Short Term Bond Portfolio
Brighthouse/Artisan Mid Cap Value Portfolio
Brighthouse/Dimensional International Small Company Portfolio
Brighthouse/Wellington Balanced Portfolio
Brighthouse/Wellington Core Equity Opportunities Portfolio
Frontier Mid Cap Growth Portfolio
Jennison Growth Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
MetLife Aggregate Bond Index Portfolio
MetLife Mid Cap Stock Index Portfolio

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BRIGHTHOUSE FUNDS TRUST I
Invesco Small Cap Growth Portfolio
JPMorgan Core Bond Portfolio
JPMorgan Small Cap Value Portfolio
Loomis Sayles Global Allocation Portfolio
Loomis Sayles Growth Portfolio
MFS® Research International Portfolio
Morgan Stanley Discovery Portfolio
PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
SSGA Emerging Markets Enhanced Index Portfolio
TCW Core Fixed Income Portfolio
T. Rowe Price Large Cap Value Portfolio
T. Rowe Price Mid Cap Growth Portfolio
Victory Sycamore Mid Cap Value Portfolio
Wells Capital Management Mid Cap Value Portfolio
Western Asset Management Government Income Portfolio
BRIGHTHOUSE FUNDS TRUST II
MetLife MSCI EAFE® Index Portfolio
MetLife Russell 2000® Index Portfolio
MetLife Stock Index Portfolio
MFS® Total Return Portfolio
MFS® Value Portfolio
Neuberger Berman Genesis Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
VanEck Global Natural Resources Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
Western Asset Management U.S. Government Portfolio

The Portfolio may invest in any or all of the Underlying Portfolios, but will not normally invest in every Underlying Portfolio at any particular time. BIA may add new Underlying Portfolio investments or replace existing Underlying Portfolio investments for the Portfolio at any time.
There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Portfolio. BIA may take into account these capacity considerations when allocating investments among the Underlying Portfolios. In some instances, BIA may allocate capacity in certain Underlying Portfolios to other investors, which may have the effect of limiting the Portfolio’s opportunity to invest in the Underlying Portfolio.
Although the Portfolio’s investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, as set forth in the Portfolio Summary, the actual allocations to equity and fixed income securities may vary from the Portfolio’s target allocations. Deviations from the asset class target allocations will affect the asset class subset target allocations. In addition, the Portfolio’s actual allocations could vary substantially from the target allocations because of, for example, changes to the Underlying Portfolios’ asset values due to market movements. BIA may manage cash flows into or out of the Portfolio in a way to bring actual allocations more closely in line with the target allocations. In addition, BIA will generally rebalance allocations among the Underlying Portfolios on a quarterly basis to correspond to the target allocations.
More detailed information about the Portfolio’s investments in the Underlying Portfolios is available from the Trust at the following website www.brighthousefinancial.com/products/fund-resources.
Please note that the expenses of the Underlying Portfolios, as set forth in the Portfolio Summary, could change as the Underlying Portfolios’ asset values change or through the addition or deletion of Underlying Portfolios. Because the Portfolio invests in Underlying

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Portfolios, the costs of investing in the Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. The Portfolio, as a shareholder, will pay its share of the Underlying Portfolios’ expenses as well as the Portfolio’s own expenses. Therefore, an investment in the Portfolio may result in the duplication of certain expenses. Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by BIA.
BIA has broad discretion to allocate and reallocate the assets of the Portfolio among the Underlying Portfolios consistent with the Portfolio’s investment objective and policies and target allocations. In addition to the investment advisory fee charged by BIA for its asset allocation services, BIA receives investment advisory fees from the Underlying Portfolios in which the Portfolio invests. In this regard, BIA has an incentive to select and invest the Portfolio’s assets in Underlying Portfolios with higher fees than other Underlying Portfolios. Also BIA may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, BIA is obligated to disregard these incentives in advising the Portfolio. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the Underlying Portfolios of the Trust and Trust II.
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio and Underlying Portfolios have adopted policies that set, for example, minimum and maximum percentages of their respective assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s or Underlying Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are

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subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Portfolio Turnover
Although the Portfolio generally does not engage in active and frequent trading of portfolio securities, the Underlying Portfolios may do so in an attempt to achieve their investment objectives.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders,

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including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Underlying Portfolios and the Portfolio invest, which could result in material adverse consequences for such issuers, and may cause the Underlying Portfolios’ and the Portfolio’s investments to lose value. In addition, cyber-attacks involving an Underlying Portfolio or Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Underlying Portfolios or the Portfolio, which may result in losses to the Underlying Portfolios and the Portfolio and their shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Underlying Portfolios or the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price their investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. BIA may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

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Index Description
The Dow Jones Aggressive Index is a benchmark designed for asset allocation strategists who are willing to take 100% of the risk of the global equity securities market. It is a total returns index formed by equally weighing nine equity style indices with monthly rebalancing. The nine Dow Jones equity style indices include: U.S. Large Cap Value, U.S. Large Cap Growth, U.S. Mid Cap Value, U.S. Small Cap Value, U.S. Mid Cap Growth, U.S. Small Cap Growth, Emerging Markets, Europe/Canada, and Asia/Pacific.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by BIA. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, manages the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA is responsible for the general management and administration of the Portfolio. In addition to its managerial responsibilities, BIA is responsible for determining the asset allocation range for the Portfolio and establishing specific percentage targets for each asset class and each Underlying Portfolio to be held by the Portfolio based on the investment objectives and policies of the Underlying Portfolios, BIA’s investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
Kristi Slavin, CFA, CAIA, is the Chair of the committee. She has been President of BIA and Chair of the BIA Board of Managers since 2016, and has worked for BIA since 2008. Ms. Slavin has been President and Chief Executive Officer of the Trust and Trust II since 2016. From 2014 until 2017, she was a Vice President of Metropolitan Life Insurance Company (“Metropolitan Life”).
Victor Soto, CFA, CAIA, FRM, has been Executive Vice President of BIA since 2016 and has worked for BIA since 2015. Mr. Soto has been Vice President of the Trust and Trust II since 2018. From 2015 until 2017, he was an Assistant Vice President of Metropolitan Life. From 2013 until he joined BIA, Mr. Soto was a Portfolio Manager at 1st Global.
James Mason, CFA, FRM, has been Asset Allocation Portfolio Management Director of BIA since 2021. From 2015 until 2021, Mr. Mason was a Director responsible for BIA’s oversight of its equity and fixed income portfolio strategies.
BIA has hired an independent consultant to provide research and consulting services with respect to the asset allocation targets for the Portfolio and the Portfolio’s investments in the

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Underlying Portfolios, which may assist BIA in determining the Underlying Portfolios which may be available for investment and with the selection of and allocation of the Portfolio’s investments among the Underlying Portfolios. BIA is responsible for paying the consulting fees.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.100% of first $500 million of such assets plus 0.075% of such assets over $500 million up to $1 billion plus 0.050% of such assets over $1 billion. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.07% of the Portfolio’s average daily net assets.
The SAI provides additional information about each committee member’s compensation, other accounts managed and the member’s ownership of securities in the Portfolio.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under

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the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Fund of Funds Structure
Each Underlying Portfolio will have other shareholders, each of whom, along with the Portfolio, will pay their proportionate share of the Underlying Portfolio’s expenses. As a shareholder of an Underlying Portfolio, the Portfolio will have the same voting rights as other shareholders.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

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Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply

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to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or

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when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.

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Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.

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Associated with an investment in an Underlying Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent an Underlying Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If an Underlying Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Underlying Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). The Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the use of fair value pricing by an Underlying Portfolio is expected to reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Underlying Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
Investments in Underlying Portfolios by the Portfolio are valued at the closing daily net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the pricing policies of the Underlying Portfolios, including the circumstances under which the Underlying Portfolios will use fair value pricing and the effects of fair value pricing, please refer to the prospectuses of the Underlying Portfolios. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.

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In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
Brighthouse Asset Allocation 100 Portfolio

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.82	$11.45	$13.32	$11.62	$12.60

Income (Loss) from Investment Operations
Net investment income (a)	0.17	0.15	0.17	0.15	0.15
Net realized and unrealized gain (loss)	1.86	2.85	(1.38)	2.45	0.83

Total income (loss) from investment operations	2.03	3.00	(1.21)	2.60	0.98

Less Distributions
Distributions from net investment income	(0.17)	(0.24)	(0.17)	(0.19)	(0.32)
Distributions from net realized capital gains	(1.32)	(1.39)	(0.49)	(0.71)	(1.64)

Total distributions	(1.49)	(1.63)	(0.66)	(0.90)	(1.96)

Net Asset Value, End of Period	$13.36	$12.82	$11.45	$13.32	$11.62

Total Return (%) (b)	19.23	27.79	(9.80)	23.21	9.19

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.09	0.09	0.08	0.08	0.08
Ratio of net investment income to average net assets (%) (d)	1.44	1.21	1.26	1.18	1.27
Portfolio turnover rate (%)	13	13	12	8	11
Net assets, end of period (in millions)	$743.9	$667.5	$563.0	$672.4	$590.2

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.75	$11.39	$13.26	$11.57	$12.54

Income (Loss) from Investment Operations
Net investment income (a)	0.14	0.12	0.13	0.11	0.12
Net realized and unrealized gain (loss)	1.85	2.83	(1.37)	2.45	0.84

Total income (loss) from investment operations	1.99	2.95	(1.24)	2.56	0.96

Less Distributions
Distributions from net investment income	(0.14)	(0.20)	(0.14)	(0.16)	(0.29)
Distributions from net realized capital gains	(1.32)	(1.39)	(0.49)	(0.71)	(1.64)

Total distributions	(1.46)	(1.59)	(0.63)	(0.87)	(1.93)

Net Asset Value, End of Period	$13.28	$12.75	$11.39	$13.26	$11.57

Total Return (%) (b)	18.91	27.48	(10.06)	22.93	8.98

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.34	0.34	0.33	0.33	0.33
Ratio of net investment income to average net assets (%) (d)	1.22	0.96	1.01	0.93	1.03
Portfolio turnover rate (%)	13	13	12	8	11
Net assets, end of period (in millions)	$1,126.8	$1,045.6	$915.7	$1,136.1	$1,026.6

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.

(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I
Brighthouse/Aberdeen Emerging Markets Equity Portfolio
Class A and Class B Shares

PROSPECTUS
April 30, 2021

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

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Brighthouse/Aberdeen Emerging Markets Equity Portfolio

PORTFOLIO SUMMARY:
Investment Objective
Capital appreciation.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B
Management Fee	0.95%		0.95%
Distribution and/or Service (12b‑1) Fees	None		0.25%
Other Expenses	0.09%		0.09%

Total Annual Portfolio Operating Expenses	1.04%		1.29%
Fee Waiver *	(0.10%	)	(0.10%	)

Net Operating Expenses	0.94%		1.19%

*	Brighthouse Investment Advisers, LLC has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$96	$321	$564	$1,262
Class B	$121	$399	$698	$1,548
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 31% of the average value of its portfolio.
Principal Investment Strategies
Aberdeen Asset Managers Limited (“AAML” or “Subadviser”), subadviser to the Portfolio, invests the Portfolio’s assets primarily in common stocks, but may also invest the Portfolio’s assets in other types of equity securities, including, but not limited to, preferred stock and depositary receipts. Under normal circumstances, the Portfolio invests at least 80% of the value of its net assets in equity securities of emerging market companies. An emerging market country is any country determined by AAML to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. AAML considers the following when determining whether an issuer is an emerging market company:

∎	the company is organized under the laws of, or has its principal office in an emerging market country;

∎	the company has its principal securities trading market in an emerging market country; and/or

∎	the company derives a majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country.
At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Portfolio may invest in securities denominated in U.S. dollars and currencies of emerging market countries in which it is permitted to invest. The Portfolio typically has full currency exposure to those markets in which it invests.

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The Portfolio may invest in securities of any market capitalization, including small and mid-cap securities.
AAML employs a fundamental, bottom-up equity investment style which is characterized by intensive, first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value. The stock selection process contains two filters, first quality and then price. In the quality filter, the investment team seeks to determine whether the company has good growth prospects and a balance sheet that supports expansion. AAML also evaluates long term value by examining a spectrum of considerations such as governance and risk management, including those often referred to as environmental, social and governance (“ESG”) factors. AAML evaluates ESG factors as part of the investment analysis process and this forms an integral component of AAML’s quality rating for all companies. In the price filter, the investment team assesses the value of a company by reference to standard financial ratios, and estimates the value of the company relative to its market price and the valuations of companies within a relevant universe. The investment team may sell a security when it perceives that a company’s business direction or growth prospects have changed or the company’s valuations are no longer attractive.
The Portfolio may invest in securities of companies of any market sector. The Portfolio does not have a strategy to focus its investments in any particular sector, but may have a significant amount of its assets invested in securities of companies of a particular sector.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates.
Emerging Markets Risk.    In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.
Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Focused Investment Risk.    Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.

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Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. Effective January 1, 2016, AAML became the subadviser to the Portfolio. Investment performance prior to that date may not be representative of the performance the Portfolio would have achieved had AAML been its subadviser and had its current principal investment strategies then been in effect.
Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	4th – 2020	26.89%
Lowest Quarter	1st – 2020	-26.41%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	10 Years
Class A	27.68%	13.84%	3.66%
Class B	27.30%	13.55%	3.40%
MSCI Emerging Markets Index (reflects no deduction for mutual fund fees or expenses)	18.31%	12.80%	3.63%
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.    Aberdeen Asset Managers Limited is the subadviser to the Portfolio.
Portfolio Managers.    The Portfolio is managed by AAML’s Global Emerging Markets Equity Team. The team includes Devan Kaloo, Global Head of Equities/Head of Global Emerging Markets Equities; Joanne Irvine, Deputy Head of Global Emerging Market Equities; and Kristy Fong, CFA, Senior Investment Director. Each of these team members has managed the Portfolio since 2016 except for Ms. Fong, who has managed the Portfolio since 2021.
Purchase and Sale of Portfolio Shares

Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that

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there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.

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Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which the Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance.
In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are

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generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Emerging Markets Risk
Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose withholding and other taxes, some of which may be confiscatory, on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.

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The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries. Many emerging market countries are heavily dependent on international trade and have fewer trading partners than developed countries, which makes them more sensitive to world commodity prices and economic downturns in other countries.
The fiscal and monetary policies of emerging market countries may result in sudden or high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.
Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Focused Investment Risk
A Portfolio that invests a substantial portion of its assets in a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the

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principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1⁄3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business

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functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.

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Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The MSCI Emerging Markets (EM) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets net of dividends.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 1.050% of the first $250 million of such assets plus 1.000% of such assets over $250 million up to $500 million plus 0.850% of such assets over $500 million up to $1 billion plus 0.750% of such assets over $1 billion. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.85% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.

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Contractual Fee Waiver
BIA has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.950% of the first $250 million of the Portfolio’s average daily net assets, 0.900% of such assets over $250 million up to $500 million, 0.750% of such assets over $500 million up to $1 billion and 0.650% of such assets over $1 billion. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.58% of the Portfolio’s average daily net assets.
ABERDEEN ASSET MANAGERS LIMITED (“AAML”), with its registered address at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG, is the subadviser to the Portfolio. AAML is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which has its registered offices at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. Aberdeen PLC is a direct subsidiary of Standard Life Aberdeen plc. Its investment arm manages or administers approximately $624.4 billion in assets as of December 31, 2020. Standard Life Aberdeen plc, its affiliates and its subsidiaries provide asset management and investment solutions for clients and customers worldwide and also has a strong position in the pensions and savings market.

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The asset management business of Standard Life Aberdeen plc, its affiliates and subsidiaries is referred to herein as “Aberdeen Standard Investments.”
In rendering investment advisory services to the Portfolio, AAML may use the resources of its affiliates. AAML and its affiliates have entered into a memorandum of understanding pursuant to which investment professionals from AAML’s affiliates may provide portfolio management and research services to the Portfolio. No remuneration is paid by the Portfolio with respect to the memorandum of understanding.
The Portfolio is managed by AAML’s Global Emerging Markets Equity Team, with the following members having the most significant responsibility for the day-to-day management of the Portfolio: Devan Kaloo, Joanne Irvine and Kristy Fong. All team members have both portfolio construction and research responsibilities.
Mr. Kaloo is Global Head of Equities and Head of Global Emerging Markets Equities for Aberdeen Standard Investments. He joined Aberdeen Standard Investments in 2000 as part of the Asian equities team in Singapore, before later transferring to London where he took up the position of Head of Global Emerging Markets Equities in 2005. In 2015, he was promoted to Global Head of Equities and joined Aberdeen Standard Investments’s group management board.
Ms. Irvine is Deputy Head of Global Emerging Market Equities for Aberdeen Standard Investments. She joined Aberdeen Standard Investments in 1996 in a group development role, and moved to the Global Emerging Markets Equity Team in 1997.
Kristy Fong, CFA, is a Senior Investment Director on the Asian Equities Team at Aberdeen Standard Investments. Kristy joined Aberdeen Standard Investments in 2004 from UOB KayHian Pte Ltd where she was an Analyst. Kristy graduated with a BA (Hons) in Accountancy from Nanyang Technological University, Singapore and is a CFA charterholder.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to

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various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub‑account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also

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declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

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Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.

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In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no

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longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long‑term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are

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typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on

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a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.32	$9.54	$11.41	$8.99	$8.14

Income (Loss) from Investment Operations
Net investment income (a)	0.06	0.19	0.12	0.14	0.13	(b)
Net realized and unrealized gain (loss)	2.96	1.79	(1.68)	2.42	0.83

Total income (loss) from investment operations	3.02	1.98	(1.56)	2.56	0.96

Less Distributions
Distributions from net investment income	(0.23)	(0.20)	(0.31)	(0.14)	(0.11)

Total distributions	(0.23)	(0.20)	(0.31)	(0.14)	(0.11)

Net Asset Value, End of Period	$14.11	$11.32	$9.54	$11.41	$8.99

Total Return (%) (c)	27.68	20.98 (d)	(13.92)	28.59	11.83

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.04	1.01	0.99	0.99	1.00
Net ratio of expenses to average net assets (%) (e)	0.94	0.93	0.94	0.94	0.94
Ratio of net investment income to average net assets (%)	0.57	1.84	1.12	1.37	1.49	(b)
Portfolio turnover rate (%)	31	16	20	20	15
Net assets, end of period (in millions)	$501.5	$456.8	$782.0	$917.9	$801.5

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.22	$9.45	$11.30	$8.91	$8.07

Income (Loss) from Investment Operations
Net investment income (a)	0.03	0.21	0.09	0.11	0.11	(b)
Net realized and unrealized gain (loss)	2.94	1.74	(1.66)	2.39	0.82

Total income (loss) from investment operations	2.97	1.95	(1.57)	2.50	0.93

Less Distributions
Distributions from net investment income	(0.21)	(0.18)	(0.28)	(0.11)	(0.09)

Total distributions	(0.21)	(0.18)	(0.28)	(0.11)	(0.09)

Net Asset Value, End of Period	$13.98	$11.22	$9.45	$11.30	$8.91

Total Return (%) (c)	27.30	20.75 (d)	(14.18)	28.21 (f)	11.50

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.29	1.26	1.24	1.24	1.25
Net ratio of expenses to average net assets (%) (e)	1.19	1.18	1.19	1.19	1.19
Ratio of net investment income to average net assets (%)	0.31	2.05	0.88	1.11	1.23	(b)
Portfolio turnover rate (%)	31	16	20	20	15
Net assets, end of period (in millions)	$580.7	$524.6	$492.5	$594.9	$516.8

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Net investment income per share and the ratio of net investment income to average net assets include a non‑recurring refund for overbilling of prior years’ custodian out‑of‑pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.

(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(d)	Includes gains from settlement of security litigations; excluding these gains, the total return for Class A, and Class B would have been 20.77%, and 20.53%, respectively for the year ended December 31, 2019.

(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

(f)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section included in the Portfolio’s annual report for the period ended December 31, 2020.

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I

MFS® Research International Portfolio
Class A, Class B and Class E Shares
PROSPECTUS
April 30, 2021

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

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MFS® Research International Portfolio

PORTFOLIO SUMMARY:
Investment Objective
Capital appreciation.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class E
Management Fee	0.70%		0.70%		0.70%
Distribution and/or Service (12b‑1) Fees	None		0.25%		0.15%
Other Expenses	0.05%		0.05%		0.05%

Total Annual Portfolio Operating Expenses	0.75%		1.00%		0.90%
Fee Waiver *	(0.11%	)	(0.11%	)	(0.11%	)

Net Operating Expenses	0.64%		0.89%		0.79%

*	Brighthouse Investment Advisers, LLC has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$65	$229	$406	$920
Class B	$91	$307	$542	$1,215
Class E	$81	$276	$488	$1,098
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 26% of the average value of its portfolio.
Principal Investment Strategies
Massachusetts Financial Services Company (“MFS” or “Subadviser”), subadviser to the Portfolio, invests the Portfolio’s assets, under normal circumstances, primarily in foreign equity securities, including emerging market equity securities. Equity securities include common stocks, preferred stocks, and depositary receipts for those securities.
The Portfolio may invest a large percentage of its assets in issuers in a single country, a small number of countries, or a particular geographic region.
In selecting investments for the Portfolio, MFS is not constrained by any particular investment style. MFS may invest the Portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. While the Portfolio may invest in companies of any size, MFS’ investment strategy has generally resulted in a focus on large capitalization companies.
MFS allocates the Portfolio’s assets to eight global sector analyst teams. In conjunction with a team of investment research analysts, sector leaders select investments for the Portfolio. MFS generally manages the Portfolio to be sector neutral to the MSCI EAFE® Index (the “Index”) using MFS’s custom industry and sector categories to classify the Portfolio’s and the Index’s holdings.

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MFS uses an active bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates.
Emerging Markets Risk.    In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.
Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Focused Investment Risk.    Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in

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the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of broad-based securities market indexes. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	2nd – 2020	16.59%
Lowest Quarter	1st – 2020	-19.88%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	10 Years
Class A	13.28%	9.91%	6.32%
Class B	13.02%	9.64%	6.05%
Class E	13.06%	9.76%	6.15%
MSCI EAFE Index (reflects no deduction for mutual fund fees or expenses)	7.82%	7.45%	5.51%
MSCI AC World (ex-U.S.) Index (reflects no deduction for mutual fund fees or expenses)	10.65%	8.92%	4.92%
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.    Massachusetts Financial Services Company is the subadviser to the Portfolio.
Portfolio Managers.    The Portfolio is managed by a team of investment research analysts under the general supervision of Victoria Higley and Camille Humphries Lee, each an Investment Officer of MFS. Victoria Higley has managed the Portfolio since 2016. Camille Humphries Lee has managed the Portfolio since 2018.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s

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return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.

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Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which the Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and

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practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Emerging Markets Risk
Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose withholding and other taxes, some of which may be confiscatory, on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.
The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in

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emerging market securities may be more illiquid and their prices more volatile than investments in developed countries. Many emerging market countries are heavily dependent on international trade and have fewer trading partners than developed countries, which makes them more sensitive to world commodity prices and economic downturns in other countries.
The fiscal and monetary policies of emerging market countries may result in sudden or high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.
Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or

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underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Focused Investment Risk
A Portfolio that invests a substantial portion of its assets in a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.

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Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1⁄3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible

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delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of

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shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Descriptions
The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
The MSCI All Country World (ex-U.S.) Index is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the

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global developed and emerging markets, excluding the United States. The Index returns reflect the reinvestment of dividends net of applicable non-U.S. withholding taxes.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.800% of the first $200 million of such assets plus 0.750% of such assets over $200 million up to $500 million plus 0.700% of such assets over $500 million up to $1 billion plus 0.650% of such assets over $1 billion. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.59% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.
Contractual Fee Waiver
BIA has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.595% of the first $2.5 billion of the Portfolio’s average daily net assets, and 0.575% of such assets over $2.5 billion. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and

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sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.35% of the Portfolio’s average daily net assets.
Massachusetts Financial Services Company, located at 111 Huntington Avenue, Boston, Massachusetts 02199, is the Subadviser to the Portfolio. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $608 billion as of December 31, 2020.
The Portfolio is managed by a team of investment research analysts under the general oversight of Victoria Higley and Camille Humphries Lee. MFS allocates the Portfolio’s assets to eight global sector analyst teams. These teams are responsible for selecting investments within the eight global sectors as defined by MFS. Mses. Higley and Humphries Lee are responsible for monitoring overall composition of the Portfolio and maintaining the Portfolio’s allocations among the eight global sectors. Ms. Higley, an Investment Officer of MFS, has been employed in the investment area of MFS since 2011. Ms. Humphries Lee, an Investment Officer of MFS, has been employed in the investment area of MFS since 2000.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC,

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located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

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Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.

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The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to

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sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the

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shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long‑term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price

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arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from

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independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
MFS® Research International Portfolio

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.03	$10.79	$12.79	$10.15	$10.46

Income (Loss) from Investment Operations
Net investment income (a)	0.17	0.28	0.23	0.20	0.21 (b)
Net realized and unrealized gain (loss)	1.39	2.73	(1.95)	2.67	(0.29)

Total income (loss) from investment operations	1.56	3.01	(1.72)	2.87	(0.08)

Less Distributions
Distributions from net investment income	(0.31)	(0.20)	(0.28)	(0.23)	(0.23)
Distributions from net realized capital gains	(0.42)	(0.57)	0.00	0.00	0.00

Total distributions	(0.73)	(0.77)	(0.28)	(0.23)	(0.23)

Net Asset Value, End of Period	$13.86	$13.03	$10.79	$12.79	$10.15

Total Return (%) (c)	13.28	28.69	(13.81)	28.51	(0.67)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	0.74	0.75	0.74	0.74
Net ratio of expenses to average net assets (%) (d)	0.64	0.64	0.65	0.68	0.68
Ratio of net investment income to average net assets (%)	1.36	2.32	1.83	1.75	2.11 (b)
Portfolio turnover rate (%)	26	15	21	27	37
Net assets, end of period (in millions)	$1,266.4	$1,211.1	$1,075.1	$1,343.7	$1,211.1

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.90	$10.69	$12.67	$10.06	$10.36

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.25	0.20	0.17	0.19 (b)
Net realized and unrealized gain (loss)	1.38	2.69	(1.94)	2.64	(0.29)

Total income (loss) from investment operations	1.51	2.94	(1.74)	2.81	(0.10)

Less Distributions
Distributions from net investment income	(0.27)	(0.16)	(0.24)	(0.20)	(0.20)
Distributions from net realized capital gains	(0.42)	(0.57)	0.00	0.00	0.00

Total distributions	(0.69)	(0.73)	(0.24)	(0.20)	(0.20)

Net Asset Value, End of Period	$13.72	$12.90	$10.69	$12.67	$10.06

Total Return (%) (c)	13.02	28.31	(14.00)	28.15	(0.88)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	0.99	1.00	0.99	0.99
Net ratio of expenses to average net assets (%) (d)	0.89	0.89	0.90	0.93	0.93
Ratio of net investment income to average net assets (%)	1.11	2.07	1.59	1.49	1.88 (b)
Portfolio turnover rate (%)	26	15	21	27	37
Net assets, end of period (in millions)	$602.7	$580.0	$515.4	$662.7	$600.3
Please see following page for Financial Highlights footnote legend.

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MFS® Research International Portfolio

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.98	$10.75	$12.74	$10.11	$10.41

Income (Loss) from Investment Operations
Net investment income (a)	0.15	0.26	0.21	0.18	0.20 (b)
Net realized and unrealized gain (loss)	1.38	2.72	(1.94)	2.66	(0.29)

Total income (loss) from investment operations	1.53	2.98	(1.73)	2.84	(0.09)

Less Distributions
Distributions from net investment income	(0.29)	(0.18)	(0.26)	(0.21)	(0.21)
Distributions from net realized capital gains	(0.42)	(0.57)	0.00	0.00	0.00

Total distributions	(0.71)	(0.75)	(0.26)	(0.21)	(0.21)

Net Asset Value, End of Period	$13.80	$12.98	$10.75	$12.74	$10.11

Total Return (%) (c)	13.06	28.47	(13.91)	28.35	(0.76)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	0.89	0.90	0.89	0.89
Net ratio of expenses to average net assets (%) (d)	0.79	0.79	0.80	0.83	0.83
Ratio of net investment income to average net assets (%)	1.22	2.16	1.71	1.58	1.98 (b)
Portfolio turnover rate (%)	26	15	21	27	37
Net assets, end of period (in millions)	$7.3	$7.8	$6.6	$8.8	$7.8

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Net investment income per share and the ratio of net investment income to average net assets include a non‑recurring refund for overbilling of prior years’ custodian out‑of‑pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.

(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I
PIMCO Inflation Protected Bond Portfolio
Class A, Class B and Class E Shares
PROSPECTUS
April 30, 2021

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

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PIMCO Inflation Protected Bond Portfolio

PORTFOLIO SUMMARY:
Investment Objective
Maximum real return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class E
Management Fee	0.48%	0.48%	0.48%
Distribution and/or Service (12b‑1) Fees	None	0.25%	0.15%
Other Expenses	0.30%	0.30%	0.30%
Interest Expense	0.26%	0.26%	0.26%
All Other Expenses	0.04%	0.04%	0.04%

Total Annual Portfolio Operating Expenses	0.78%	1.03%	0.93%
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$80	$249	$433	$966
Class B	$105	$328	$569	$1,259
Class E	$95	$296	$515	$1,143
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 209% of the average value of its portfolio.
Principal Investment Strategies
Pacific Investment Management Company LLC (“PIMCO” or “Subadviser”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non‑U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for All Urban Consumers (“CPI-U”) as the inflation measure. For more information about the CPI-U, please see “Investment Strategies and Risks” in the Statement of Additional Information. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The effective portfolio duration of the Portfolio normally will vary within (plus or minus) three years of the duration of the Bloomberg Barclays U.S. TIPS Index (the “Index”), as calculated by PIMCO.
PIMCO believes that no single risk should dominate returns and, as a result, emphasizes diversification of risks through the use of a wide range of strategies when constructing the investment portfolio. PIMCO seeks to add value through the use of “top-down” strategies such as exposure to duration, inflation positioning, yield curve positioning, country rotation and sector rotation. In addition, PIMCO employs “bottom-up” strategies that involve analysis and selection of specific securities and that try to take advantage of inflation patterns, unexpected changes in inflation levels and inflation volatility. By combining “top-down” and “bottom-up” strategies, PIMCO seeks to provide excess real returns in

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relation to the Index while maintaining a risk profile similar to that of the Index.
The Portfolio’s principal investments may include inflation-indexed bonds and securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; bank capital and trust preferred securities; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; securities issued pursuant to Rule 144A under the Securities Act of 1933; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales to a significant extent.
The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (commonly called “junk bonds”) rated B or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality (except that within such 10% limitation, the Portfolio may invest in mortgage-related securities rated below B). The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non‑U.S. dollar denominated securities or currencies) normally will be limited to 20% of the Portfolio’s total assets. The Portfolio may also invest up to 10% of its total assets in preferred stocks.
The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage‑ or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques such as buy backs or dollar rolls.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.

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Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
High Yield Debt Security Risk.    High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.
Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing nominal interest rates rise or increase when nominal interest rates fall. The nominal interest rate is considered the sum of a real interest rate and an expected inflation rate. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including Treasury Inflation-Protected Securities, may experience greater losses than other fixed income securities with similar durations. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
TIPS and Inflation-Linked Bonds Risk.    The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including Treasury Inflation Protected Securities, may experience greater losses than other fixed income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Mortgage-Backed and Asset-Backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.
Short Sale and Short Position Risk.    The Portfolio will incur a loss from a short sale or short position if the value of the security sold short or the reference instrument, in the case of a short position, increases after the time the Portfolio entered into the short sale or short position. Short sales and short positions generally involve a form of leverage, which can exaggerate a Portfolio’s losses. A Portfolio that engages in a short sale or short position may lose more money than the actual cost of the short sale or short position and its potential losses may be unlimited if the Portfolio does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position. Any gain from a short sale or short position will be offset in whole or in part by the transaction costs associated with the short sale or short position.
Forward Commitment, When-Issued and Delayed Delivery Securities Risk.    Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value or yield of the securities the Portfolio is obligated to purchase will

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decline below the agreed upon purchase price or expected yield before the securities are actually issued or delivered. These investments may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Mortgage Dollar Roll Transactions Risk.    Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price. In addition, the Portfolio will incur higher transaction costs if its mortgage dollar roll transactions lead to higher portfolio turnover. These transactions also may subject the Portfolio to a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Convertible Securities Risk.     Investments in convertible securities are subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer, or the Portfolio may be forced to convert a convertible security, at a time and a price that is disadvantageous to the Portfolio.
Reverse Repurchase Agreement Risk.    Reverse repurchase agreements are subject to market risk, credit and counterparty risk and leveraging risk. Reverse repurchase agreements involve the risk that the market value of the securities sold will decline below the price at which the Portfolio is required to repurchase them. In addition, reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner or at all. The Portfolio could lose money if it is unable to recover the securities and the value of the collateral held by the Portfolio, including the value of the investments made with cash collateral, is less than the value of the securities. Reverse repurchase agreements may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
Interest Rate Swap Risk.    The risk of interest rate swaps includes changes in market conditions that may affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. Certain interest rate swap arrangements also involve the risk that they do not fully offset adverse changes in interest rates. Interest rate swaps may be illiquid and may be difficult to trade or value, especially in the event of market disruptions. Under certain market conditions, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not used the swap agreement.
Forward and Futures Contract Risk.    The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so; (vii) the possibility that the Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse; (viii) the possibility that position or trading limits will preclude the Subadviser from taking positions in certain futures contracts on behalf of the Portfolio; and (ix) the risks typically associated with foreign investments to the extent the Portfolio invests in futures contracts traded on markets outside the United States.
Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not

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realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Rule 144A and Other Exempted Securities Risk.    In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. If an insufficient number of eligible buyers is interested in purchasing privately placed and other securities or instruments exempt from Securities and Exchange Commission registration (collectively “private placements”) at a particular time, this could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even the Portfolio’s holdings of liquid private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The information that issuers of Rule 144A eligible securities are required to disclose to potential investors is much less extensive than that required of public companies and is not publicly available, and issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	2nd – 2020	5.55%
Lowest Quarter	2nd – 2013	-8.21%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	10 Years
Class A	11.85%	5.33%	3.72%
Class B	11.54%	5.06%	3.45%
Class E	11.63%	5.16%	3.55%
Bloomberg Barclays U.S. TIPS Index (reflects no deduction for mutual fund fees or expenses)	10.99%	5.08%	3.81%
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.    Pacific Investment Management Company LLC is the subadviser to the Portfolio.
Portfolio Managers.    Stephen Rodosky, Managing Director of PIMCO, and Daniel He, Executive Vice President of PIMCO, have managed the Portfolio since 2019.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

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Payments to Broker-Dealers and Other Financial Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s

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return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.

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Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which the Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.
Foreign Investment Risk
Investments in foreign securities, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and

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practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

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To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.
The Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio in respect of the counterparty’s obligations to the Portfolio or recovering collateral that the Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
High Yield Debt Security Risk
High yield debt securities, or “junk bonds”, are securities that are rated below “investment grade” or are not rated but are of equivalent quality. A Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than a Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid.

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A Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit and counterparty risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.
A Portfolio that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio, or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Portfolio’s Subadviser to be of comparable quality (“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. A Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. A Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates may impact the yield of the Portfolio’s investments in fixed income securities and may increase the risk that, if followed by rising interest rates, the Portfolio’s performance will be negatively impacted. The Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Any inflation-indexed bonds, including Treasury Inflation Protected Securities, held by the Portfolio will decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater loss than other fixed income securities with similar durations.

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Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. In determining whether to increase or decrease interest rates, central banks typically consider, among other factors, the current state of the economy and markets, economic and financial forecasts, and the general economic outlook. There can be no assurance that the actions taken by central banks will have their intended effect.
The U.S. Government and the U.S. Federal Reserve have taken steps to support financial markets, including by keeping interest rates at low levels. The U.S. Federal Reserve has in the past reduced its market support activities. A reduction or withdrawal of U.S. Federal Reserve or other governmental support, including interest rate increases, could reduce the value of debt securities in which the Portfolio invests.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
TIPS and Inflation-Linked Bonds Risk
The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. If the Portfolio purchases, in the secondary market, inflation-protected securities whose principal values have been adjusted upward due to inflation since issuance, the Portfolio may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.

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Mortgage-Backed and Asset-Backed Securities Risk
Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they are particularly sensitive to interest rates. On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative,” the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation began issuing uniform mortgage-backed securities (“UMBS”). All of the risks applicable to investing in mortgage-backed securities are applicable to investing in UMBS.
Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.
Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed will be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts exposes the Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, the Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.
Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause the Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.
Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities. During periods of market stress or high redemptions, the Portfolio

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may be forced to sell these securities at significantly reduced prices. Liquidity risk is even greater for mortgage pools that include subprime mortgages.
The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any.
If the Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.
Short Sale and Short Position Risk
The Portfolio may sell short shares of a security when it continues to hold other shares of that same security or when it holds other securities convertible or exchangeable into the securities sold short, or the Portfolio may sell short securities it does not own. The Portfolio may also enter into a short position through other means, including futures contracts, swap agreements and other derivative positions. A portfolio may enter into a short sale or short position with respect to a security or reference instrument, in the case of a short position, when it expects the value of the security or reference instrument to decline. The Portfolio will incur a loss if the value of the security sold short or the reference instrument increases after the time the Portfolio entered into the short sale or short position. This loss will be equal to the increase in the value of the security sold short or the reference instrument from the time that the short sale or short position was opened plus any transaction costs associated with the short sale or short position. Short sales and short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses. A portfolio that engages in a short sale or short position may lose more money than the actual cost of the short sale or short position and its potential losses may be unlimited if the Portfolio does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position. Any gain from a short sale or short position will be offset in whole or in part by the transaction costs associated with the short sale or short position. In addition, the Portfolio’s short sales and/or short positions will limit its ability to benefit fully from increases in the relevant securities markets. If the Portfolio borrows the securities that it sells short, the Portfolio is generally obligated to return the security to the lender at a later date and pay the lender of the security fees and any dividends or interest that accrue on the security during the period of the loan.
Forward Commitment, When-Issued and Delayed Delivery Securities Risk
Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value of the securities the Portfolio is obligated to purchase will

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decline below the agreed upon purchase price before the securities are actually issued or delivered. Due to fluctuations in the value of the securities the Portfolio is obligated to purchase, the yield obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually issued or delivered. The issuance of some when-issued securities also may be contingent upon the occurrence of a subsequent event, such as approval of a merger corporate reorganization or debt restructuring, which may increase the risk that they could decline in value by the time they are actually issued. Investments in forward commitments and when-issued and delayed delivery securities may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Mortgage Dollar Roll Transactions Risk
Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price before the purchase is consummated. In addition, the Portfolio will incur higher transaction costs if its mortgage dollar roll transactions lead to higher portfolio turnover. Mortgage dollar roll transactions may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Convertible Securities Risk
Investments in convertible securities are subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit and counterparty risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio. The Portfolio also may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Portfolio’s return.
The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Nearly all debt securities, including debt securities that are convertible into equity securities, are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. Government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. Government agency, instrumentality, or corporation; or otherwise supported by the United States. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if an issuer’s or a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

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Convertible securities subject the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
The values of convertible securities are subject to change when prevailing interest rates change. The value of convertible securities tends to decline when prevailing interest rates rise and, conversely, tends to increase when interest rates go down. As the value of the common stock underlying a convertible security declines, the convertible security’s sensitivity to changes in prevailing interest rates tends to increase. The income generated by convertible securities may decline when prevailing interest rates decline and, conversely, increase when interest rates rise.
Reverse Repurchase Agreement Risk
Reverse repurchase agreements involve the sale of securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements are subject to market risk, credit and counterparty risk and leveraging risk. Reverse repurchase agreements involve the risks that (i) the interest income earned from the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Portfolio will decline below the price of the securities the Portfolio has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Portfolio is required to repurchase them and (iv) the securities will not be returned in a timely manner or at all.
The Portfolio could lose money if it is unable to recover the securities and the value of the collateral held by the Portfolio, including the value of the investments made with cash collateral, is less than the value of the securities.
The Portfolio’s use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not used reverse repurchase agreements, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the interest income earned from the investment of the proceeds of the reverse repurchase agreement. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.
In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, that buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s obligations to repurchase the securities and the Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
Portfolio Turnover Risk
The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rates may vary significantly

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from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
Interest Rate Swap Risk
Interest rate swaps may be illiquid, and they subject the Portfolio to credit and counterparty risk. The risk of interest rate swaps includes changes in market conditions that affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. Under certain market conditions, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not used the swap agreement. However, barring a default by the swap counterparty, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Portfolio is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Portfolio upon early termination of the swap.
The absence of a central exchange or market for interest rate swap agreements may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Certain interest rate swaps are required to be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in interest rate swaps being easier to trade or value. In a cleared swap, the clearinghouse will be the counterparty to the transaction, so the Portfolio will assume the risk that the clearinghouse may be unable to perform its obligations.
Participants in swaps that are not cleared are not as protected as participants on organized exchanges or through clearinghouses, because performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Portfolio is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. If the counterparty to an interest rate swap transaction defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.
In addition, if a swap transaction is particularly large or if the relevant market is illiquid, the Portfolio may not be able to establish or liquidate a position at an advantageous time or price, which may result in losses.
Forward and Futures Contract Risk
The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially

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unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so.
Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Portfolio to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).
The Portfolio will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. The Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. For example, in the event of an insolvency of the futures commission merchant, the Portfolio may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or realize the value of any increase in the price of its positions. The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and may impose sanctions or restrictions. In addition, the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the CFTC to establish speculative position limits on listed futures and economically equivalent over-the-counter (“OTC”) derivatives. Regulatory action taken by the CFTC to establish these additional position limits may adversely affect the market liquidity of the futures contracts, options and economically equivalent derivatives in which the Portfolio may invest. It is possible that, as a result of such limits, the Portfolio’s Subadviser will be precluded from taking positions in certain futures contracts or OTC derivatives as a result of positions held by other clients of the Subadviser or by the Subadviser or its affiliates themselves.
Futures contracts traded on markets outside the United States are not generally subject to regulation by the CFTC or other U.S. regulatory entities, including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Portfolio may not be afforded the same protections as are afforded those payments in the United States, including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.

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Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
On October 28, 2020, the Securities and Exchange Commission adopted Rule 18f-4 under the 1940 Act, which, once effective, will apply to the Portfolio’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to

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comply with the asset segregation framework arising from prior Securities and Exchange Commission guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The application of Rule 18f-4 to the Portfolio could restrict the Portfolio’s ability to utilize derivative investments and financing transactions and prevent the Portfolio from implementing its principal investment strategies in the manner that it has historically, which may result in changes to the Portfolio’s principal investment strategies and could adversely affect the Portfolio’s performance.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Rule 144A and Other Exempted Securities Risk
In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even if a private placement is determined to be liquid, the Portfolio’s holdings of private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering is not filed with the Securities and Exchange Commission. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

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Selling Portfolio Securities
The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Portfolio Turnover
The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objective.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1⁄3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally

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take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology

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and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although

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the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.500% of the first $1.2 billion of such assets plus 0.450% of such assets over $1.2 billion. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.46% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.
Contractual Fee Waiver
BIA has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.500% of the first $1.2 billion of the Portfolio’s average daily net assets, 0.450% of such assets over $1.2 billion

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up to $2 billion and 0.425% of such assets over $2 billion. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
Voluntary Fee Waiver
BIA has voluntarily agreed to waive a portion of its investment advisory fee to reflect a portion of the savings from the application of a discount to the subadvisory fee payable by BIA to PIMCO that is based on the combined assets of the PIMCO Total Return Portfolio and the PIMCO Inflation Protected Bond Portfolio. This voluntary advisory fee waiver is dependent on the satisfaction of certain conditions and may be terminated by BIA at any time.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.21% of the Portfolio’s average daily net assets.
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC, 650 Newport Center Drive, Newport Beach, California 92660, is the Subadviser to the Portfolio. As of December 31, 2020, PIMCO had approximately $2.2 trillion in assets under management.

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Stephen Rodosky is a managing director of PIMCO and a portfolio manager of the Portfolio. Mr. Rodosky joined PIMCO in 2001 and has 26 years of investment experience.
Daniel He is an executive vice president of PIMCO and a portfolio manager of the Portfolio. He is a member of the liquid products group specializing in real return and mortgage-backed securities. Mr. He joined PIMCO in 2011 and has 15 years of investment experience.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect

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the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio

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through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.

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Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.

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The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.

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Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s

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assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. When a

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Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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37

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
PIMCO Inflation Protected Bond Portfolio

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.02	$9.57	$9.96	$9.77	$9.30

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.21	0.30	0.29	0.23
Net realized and unrealized gain (loss)	1.02	0.60	(0.51)	0.08	0.24

Total income (loss) from investment operations	1.15	0.81	(0.21)	0.37	0.47

Less Distributions
Distributions from net investment income	(0.32)	(0.36)	(0.18)	(0.18)	0.00

Total distributions	(0.32)	(0.36)	(0.18)	(0.18)	0.00

Net Asset Value, End of Period	$10.85	$10.02	$9.57	$9.96	$9.77

Total Return (%) (b)	11.74 (c)	8.60 (c)	(2.13)	3.81	5.05	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	1.42	1.24	0.96	0.75
Gross ratio of expenses to average net assets excluding interest expense (%)	0.51	0.51	0.51	0.51	0.51
Net ratio of expenses to average net assets (%) (d)(e)	0.76	1.40	1.23	0.95	0.75
Net ratio of expenses to average net assets excluding interest expense (%) (d)(e)	0.50	0.50	0.49	0.49	0.50
Ratio of net investment income to average net assets (%)	1.22	2.15	3.05	2.96	2.32
Portfolio turnover rate (%) (f)	209	290	256	133	120
Net assets, end of period (in millions)	$1,219.8	$1,232.4	$1,261.9	$1,405.7	$1,385.2

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.93	$9.48	$9.87	$9.69	$9.24

Income (Loss) from Investment Operations
Net investment income (a)	0.10	0.19	0.27	0.27	0.20
Net realized and unrealized gain (loss)	1.02	0.60	(0.51)	0.06	0.25

Total income (loss) from investment operations	1.12	0.79	(0.24)	0.33	0.45

Less Distributions
Distributions from net investment income	(0.30)	(0.34)	(0.15)	(0.15)	0.00

Total distributions	(0.30)	(0.34)	(0.15)	(0.15)	0.00

Net Asset Value, End of Period	$10.75	$9.93	$9.48	$9.87	$9.69

Total Return (%) (b)	11.43 (c)	8.38 (c)	(2.41)	3.47	4.87	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	1.67	1.49	1.21	1.00
Gross ratio of expenses to average net assets excluding interest expense (%)	0.76	0.76	0.76	0.76	0.76
Net ratio of expenses to average net assets (%) (d)(e)	1.01	1.65	1.48	1.20	1.00
Net ratio of expenses to average net assets excluding interest expense (%) (d)(e)	0.75	0.75	0.74	0.74	0.75
Ratio of net investment income to average net assets (%)	0.98	1.90	2.80	2.71	2.07
Portfolio turnover rate (%) (f)	209	290	256	133	120
Net assets, end of period (in millions)	$1,036.8	$1,014.8	$1,049.0	$1,222.2	$1,217.7
Please see following page for Financial Highlights footnote legend.

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38

PIMCO Inflation Protected Bond Portfolio

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018		2017	2016
Net Asset Value, Beginning of Period	$9.96	$9.51	$9.90		$9.71	$9.26

Income (Loss) from Investment Operations
Net investment income (a)	0.11	0.20	0.28		0.28	0.21
Net realized and unrealized gain (loss)	1.02	0.60	(0.51)		0.07	0.24

Total income (loss) from investment operations	1.13	0.80	(0.23)		0.35	0.45

Less Distributions
Distributions from net investment income	(0.31)	(0.35)	(0.16)		(0.16)	0.00

Total distributions	(0.31)	(0.35)	(0.16)		(0.16)	0.00

Net Asset Value, End of Period	$10.78	$9.96	$9.51		$9.90	$9.71

Total Return (%) (b)	11.52 (c)	8.46 (c)	(2.31	) (c)	3.66 (c)	4.86	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	1.57	1.39		1.11	0.90
Gross ratio of expenses to average net assets excluding interest expense (%)	0.66	0.66	0.66		0.66	0.66
Net ratio of expenses to average net assets (%) (d)(e)	0.91	1.55	1.38		1.10	0.90
Net ratio of expenses to average net assets excluding interest expense (%) (d)(e)	0.65	0.65	0.64		0.64	0.65
Ratio of net investment income to average net assets (%)	1.06	1.99	2.90		2.81	2.16
Portfolio turnover rate (%) (f)	209	290	256		133	120
Net assets, end of period (in millions)	$23.7	$22.9	$23.9		$28.1	$32.1

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section included in the Portfolio’s annual report for the period ended December 31, 2020.

(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2020, 2019, 2018 and 2017 (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 30%, 65%, 54%, 74%, and 61% for the the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively.

PIMCO Inflation Protected Bond Portfolio

39

FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I
PIMCO Total Return Portfolio
Class A, Class B and Class E Shares
PROSPECTUS
April 30, 2021

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

PIMCO Total Return Portfolio

PORTFOLIO SUMMARY:
Investment Objective
Maximum total return, consistent with the preservation of capital and prudent investment management.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class E
Management Fee	0.48%	0.48%	0.48%
Distribution and/or Service (12b‑1) Fees	None	0.25%	0.15%
Other Expenses	0.11%	0.11%	0.11%
Interest Expense	0.08%	0.08%	0.08%
All Other Expenses	0.03%	0.03%	0.03%

Total Annual Portfolio Operating Expenses	0.59%	0.84%	0.74%
Fee Waiver *	(0.03% )	(0.03% )	(0.03% )

Net Operating Expenses	0.56%	0.81%	0.71%

*	Brighthouse Investment Advisers, LLC has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$57	$186	$326	$735
Class B	$83	$265	$463	$1,034
Class E	$73	$234	$409	$916
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 504% of the average value of its portfolio.
Principal Investment Strategies
Pacific Investment Management Company LLC (“PIMCO” or “Subadviser”), subadviser to the Portfolio, invests, under normal circumstances, at least 65% of the Portfolio’s total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index, as calculated by PIMCO.
PIMCO believes that no single risk should dominate returns and, as a result, emphasizes diversification of risks through the use of a wide range of strategies when constructing the investment portfolio. PIMCO seeks to add value through the use of “top-down” strategies such as exposure to interest rates, duration, changing volatility, yield curve positioning and sector rotation. In addition, PIMCO employs “bottom-up” strategies involving analysis and selection of specific securities. By combining top-down and bottom-up strategies, PIMCO seeks to add value over time while incurring, in PIMCO’s estimation, acceptable levels of portfolio risk.
Principal investments include securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities;

3

inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; bank capital and trust preferred securities; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; securities issued pursuant to Rule 144A under the Securities Act of 1933; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.
The Portfolio invests primarily in investment grade debt securities, but may invest up to 15% of its total assets in high yield securities (commonly called “junk bonds”) rated B or higher by Moody’s Investors Service, Inc. or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or if unrated, determined by PIMCO to be of comparable quality (except that within such 15% limitation, the Portfolio may invest in mortgage-related securities rated below B). The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non‑U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio’s total assets. The Portfolio may invest up to 10% of its total assets in preferred stock, convertible securities and other equity related securities.
The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements (including credit default swap contracts), or in mortgage‑ or asset-backed securities. The Portfolio may purchase or sell securities on a when‑issued, delayed delivery or forward commitment basis and may engage in short sales to a significant extent. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.

Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an

PIMCO Total Return Portfolio

4

investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
TIPS and Inflation-Linked Bonds Risk.    The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including Treasury Inflation Protected Securities, may experience greater losses than other fixed income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Mortgage-Backed and Asset-Backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.
Short Sale and Short Position Risk.    The Portfolio will incur a loss from a short sale or short position if the value of the security sold short or the reference instrument, in the case of a short position, increases after the time the Portfolio entered into the short sale or short position. Short sales and short positions generally involve a form of leverage, which can exaggerate a Portfolio’s losses. A Portfolio that engages in a short sale or short position may lose more money than the actual cost of the short sale or short position and its potential losses may be unlimited if the Portfolio does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position. Any gain from a short sale or short position will be offset in whole or in part by the transaction costs associated with the short sale or short position.
Forward Commitment, When-Issued and Delayed Delivery Securities Risk.    Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value or yield of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price or expected yield before the securities are actually issued or delivered. These investments may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Mortgage Dollar Roll Transactions Risk.    Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price. In addition, the Portfolio will incur higher transaction costs if its mortgage dollar roll transactions lead to higher portfolio turnover. These transactions also may subject the Portfolio to a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

PIMCO Total Return Portfolio

5

High Yield Debt Security Risk.    High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.
Convertible Securities Risk.    Investments in convertible securities are subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer, or the Portfolio may be forced to convert a convertible security, at a time and a price that is disadvantageous to the Portfolio.

Reverse Repurchase Agreement Risk.    Reverse repurchase agreements are subject to market risk, credit and counterparty risk and leveraging risk. Reverse repurchase agreements involve the risk that the market value of the securities sold will decline below the price at which the Portfolio is required to repurchase them. In addition, reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner or at all. The Portfolio could lose money if it is unable to recover the securities and the value of the collateral held by the Portfolio, including the value of the investments made with cash collateral, is less than the value of the securities. Reverse repurchase agreements may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Credit Default Swap Risk.    Credit default swaps may increase credit and counterparty risk (depending on whether the Portfolio is the buyer or seller of the swaps), and they may be illiquid. Credit default swaps also may be difficult to value, especially in the event of market disruptions. Credit default swap transactions in which the Portfolio is the seller may require that the Portfolio sell portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet segregation requirements.
Interest Rate Swap Risk.    The risk of interest rate swaps includes changes in market conditions that may affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. Certain interest rate swap arrangements also involve the risk that they do not fully offset adverse changes in interest rates. Interest rate swaps may be illiquid and may be difficult to trade or value, especially in the event of market disruptions. Under certain market conditions, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not used the swap agreement.
Forward and Futures Contract Risk.    The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so; (vii) the possibility that the Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse; (viii) the possibility that position or trading limits will preclude the Subadviser from taking positions in certain futures contracts on behalf of the Portfolio; and (ix) the risks typically associated with foreign investments to the extent the Portfolio invests in futures contracts traded on markets outside the United States.
Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the

PIMCO Total Return Portfolio

6

potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Rule 144A and Other Exempted Securities Risk.    In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. If an insufficient number of eligible buyers is interested in purchasing privately placed and other securities or instruments exempt from Securities and Exchange Commission registration (collectively “private placements”) at a particular time, this could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even the Portfolio’s holdings of liquid private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The information that issuers of Rule 144A eligible securities are required to disclose to potential investors is much less extensive than that required of public companies and is not publicly available, and issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	2nd – 2020	4.30%
Lowest Quarter	2nd – 2013	-3.32%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	10 Years
Class A	8.82%	4.98%	4.05%
Class B	8.51%	4.72%	3.79%
Class E	8.63%	4.83%	3.90%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for mutual fund fees or expenses)	7.51%	4.43%	3.84%
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.    Pacific Investment Management Company LLC is the subadviser to the Portfolio.
Portfolio Managers.    Scott A. Mather, Managing Director and CIO U.S. Core Strategies, and Mark R. Kiesel, Managing Director and CIO Global Credit, have managed the Portfolio since 2014. Mohit Mittal, Managing Director, has managed the Portfolio since 2019.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

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Payments to Broker-Dealers and Other Financial Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s

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return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.

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Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which the Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and

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practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to

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the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.
The Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio in respect of the counterparty’s obligations to the Portfolio or recovering collateral that the Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates may impact the yield of the Portfolio’s investments in fixed income securities and may increase the risk that, if followed by rising interest rates, the Portfolio’s performance will be negatively impacted. The Portfolio is subject to the risk that the income

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generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. In determining whether to increase or decrease interest rates, central banks typically consider, among other factors, the current state of the economy and markets, economic and financial forecasts, and the general economic outlook. There can be no assurance that the actions taken by central banks will have their intended effect.
The U.S. Government and the U.S. Federal Reserve have taken steps to support financial markets, including by keeping interest rates at low levels. The U.S. Federal Reserve has in the past reduced its market support activities. A reduction or withdrawal of U.S. Federal Reserve or other governmental support, including interest rate increases, could reduce the value of debt securities in which the Portfolio invests.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
TIPS and Inflation-Linked Bonds Risk
The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the

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rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. If the Portfolio purchases, in the secondary market, inflation-protected securities whose principal values have been adjusted upward due to inflation since issuance, the Portfolio may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Mortgage-Backed and Asset-Backed Securities Risk
Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they are particularly sensitive to interest rates. On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative,” the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation began issuing uniform mortgage-backed securities (“UMBS”). All of the risks applicable to investing in mortgage-backed securities are applicable to investing in UMBS.
Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.
Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed will be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts exposes the Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, the Portfolio may buy mortgage-backed or asset-backed securities at a premium.

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Accelerated prepayments on these securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.
Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause the Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.
Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities. During periods of market stress or high redemptions, the Portfolio may be forced to sell these securities at significantly reduced prices. Liquidity risk is even greater for mortgage pools that include subprime mortgages.
The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any.
If the Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.
Short Sale and Short Position Risk
The Portfolio may sell short shares of a security when it continues to hold other shares of that same security or when it holds other securities convertible or exchangeable into the securities sold short, or the Portfolio may sell short securities it does not own. The Portfolio may also enter into a short position through other means, including futures contracts, swap agreements and other derivative positions. A portfolio may enter into a short sale or short position with respect to a security or reference instrument, in the case of a short position, when it expects the value of the security or reference instrument to decline. The Portfolio will incur a loss if the value of the security sold short or the reference instrument increases after the time the Portfolio entered into the short sale or short position. This loss will be equal to the increase in the value of the security sold short or the reference instrument from the time that the short sale or short position was opened plus any transaction costs associated with the short sale or short position. Short sales and short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses. A portfolio that engages in a short sale or short position may lose more money than the actual cost of the short sale or short position and its potential losses may be unlimited if the Portfolio does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position. Any gain from a short sale or short position will be offset in whole or in part by the transaction costs associated with the short sale or short position.

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In addition, the Portfolio’s short sales and/or short positions will limit its ability to benefit fully from increases in the relevant securities markets. If the Portfolio borrows the securities that it sells short, the Portfolio is generally obligated to return the security to the lender at a later date and pay the lender of the security fees and any dividends or interest that accrue on the security during the period of the loan.
Forward Commitment, When-Issued and Delayed Delivery Securities Risk
Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price before the securities are actually issued or delivered. Due to fluctuations in the value of the securities the Portfolio is obligated to purchase, the yield obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually issued or delivered. The issuance of some when-issued securities also may be contingent upon the occurrence of a subsequent event, such as approval of a merger corporate reorganization or debt restructuring, which may increase the risk that they could decline in value by the time they are actually issued. Investments in forward commitments and when-issued and delayed delivery securities may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Mortgage Dollar Roll Transactions Risk
Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price before the purchase is consummated. In addition, the Portfolio will incur higher transaction costs if its mortgage dollar roll transactions lead to higher portfolio turnover. Mortgage dollar roll transactions may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Portfolio Turnover Risk
The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rates may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
High Yield Debt Security Risk
High yield debt securities, or “junk bonds”, are securities that are rated below “investment grade” or are not rated but are of equivalent quality. A Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than a Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the

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values assigned to them by the Portfolio. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid.
A Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit and counterparty risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.
A Portfolio that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio, or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Portfolio’s Subadviser to be of comparable quality (“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. A Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. A Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.
Convertible Securities Risk
Investments in convertible securities are subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit and counterparty risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio. The Portfolio also may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Portfolio’s return.
The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Nearly all debt securities, including debt securities that are convertible into equity securities, are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. Government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. Government agency, instrumentality, or corporation; or otherwise supported by the United States. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if an issuer’s or a security’s credit rating is

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downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.
Convertible securities subject the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
The values of convertible securities are subject to change when prevailing interest rates change. The value of convertible securities tends to decline when prevailing interest rates rise and, conversely, tends to increase when interest rates go down. As the value of the common stock underlying a convertible security declines, the convertible security’s sensitivity to changes in prevailing interest rates tends to increase. The income generated by convertible securities may decline when prevailing interest rates decline and, conversely, increase when interest rates rise.
Reverse Repurchase Agreement Risk
Reverse repurchase agreements involve the sale of securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements are subject to market risk, credit and counterparty risk and leveraging risk. Reverse repurchase agreements involve the risks that (i) the interest income earned from the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Portfolio will decline below the price of the securities the Portfolio has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Portfolio is required to repurchase them and (iv) the securities will not be returned in a timely manner or at all.
The Portfolio could lose money if it is unable to recover the securities and the value of the collateral held by the Portfolio, including the value of the investments made with cash collateral, is less than the value of the securities.
The Portfolio’s use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not used reverse repurchase agreements, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the interest income earned from the investment of the proceeds of the reverse repurchase agreement. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.
In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, that buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s obligations to repurchase the securities and the Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
Credit Default Swap Risk
Credit default swap contracts, a type of derivative, involve special risks and may result in losses to the Portfolio. Credit default swaps may be illiquid, and they may increase credit and

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counterparty risk (depending on whether the Portfolio is the buyer or seller of the swaps). Where the Portfolio buys a credit default swap, the Portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. If the Portfolio’s Subadviser is incorrect in its assessment of the issuer of the referenced obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into a credit default swap contract.
As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. Developments in the swap market, including potential government regulation, could adversely affect the Portfolio’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.
When the Portfolio is the seller of a credit default swap contract, the Portfolio effectively adds leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. Credit default swap transactions in which the Portfolio is the seller may require that the Portfolio sell portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet segregation requirements.
To mitigate counterparty risk, the Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. To mitigate leveraging risk when the Portfolio is the seller of a credit default swap contract, the Portfolio will segregate or “earmark” liquid assets in an amount equal to the full notional amount of the swap (less any amounts owed to the Portfolio from the buyer of the swap). Although segregation of assets will ensure that the Portfolio has assets available to satisfy its obligations with respect to the swap transaction and will limit any potential leveraging of the Portfolio’s portfolio, it will not limit the Portfolio’s exposure to loss from the swap transaction.
Interest Rate Swap Risk
Interest rate swaps may be illiquid, and they subject the Portfolio to credit and counterparty risk. The risk of interest rate swaps includes changes in market conditions that affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. Under certain market conditions, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not used the swap agreement. However, barring a default by the swap counterparty, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Portfolio is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Portfolio upon early termination of the swap.
The absence of a central exchange or market for interest rate swap agreements may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Certain interest rate swaps are required to be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in interest rate swaps being easier to trade or value. In a cleared swap, the clearinghouse will be the counterparty to the transaction, so the Portfolio will assume the risk that the clearinghouse may be unable to perform its obligations.

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Participants in swaps that are not cleared are not as protected as participants on organized exchanges or through clearinghouses, because performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Portfolio is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. If the counterparty to an interest rate swap transaction defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.
In addition, if a swap transaction is particularly large or if the relevant market is illiquid, the Portfolio may not be able to establish or liquidate a position at an advantageous time or price, which may result in losses.
Forward and Futures Contract Risk
The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so.
Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Portfolio to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).
The Portfolio will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. The Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. For example, in the event of an insolvency of the futures commission merchant, the Portfolio may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or realize the value of any increase in the price of its positions. The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the

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liquidation of positions found to be in violation of these limits and may impose sanctions or restrictions. In addition, the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the CFTC to establish speculative position limits on listed futures and economically equivalent over-the-counter (“OTC”) derivatives. Regulatory action taken by the CFTC to establish these additional position limits may adversely affect the market liquidity of the futures contracts, options and economically equivalent derivatives in which the Portfolio may invest. It is possible that, as a result of such limits, the Portfolio’s Subadviser will be precluded from taking positions in certain futures contracts or OTC derivatives as a result of positions held by other clients of the Subadviser or by the Subadviser or its affiliates themselves.
Futures contracts traded on markets outside the United States are not generally subject to regulation by the CFTC or other U.S. regulatory entities, including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Portfolio may not be afforded the same protections as are afforded those payments in the United States, including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that

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give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
On October 28, 2020, the Securities and Exchange Commission adopted Rule 18f-4 under the 1940 Act, which, once effective, will apply to the Portfolio’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior Securities and Exchange Commission guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The application of Rule 18f-4 to the Portfolio could restrict the Portfolio’s ability to utilize derivative investments and financing transactions and prevent the Portfolio from implementing its principal investment strategies in the manner that it has historically, which may result in changes to the Portfolio’s principal investment strategies and could adversely affect the Portfolio’s performance.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Rule 144A and Other Exempted Securities Risk
In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even if a private placement is determined to be liquid, the Portfolio’s holdings of private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering is not filed with the Securities and Exchange Commission. Further, issuers of Rule 144A eligible

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securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.

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Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Portfolio Turnover
The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objective.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1⁄3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset

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Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In

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addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing

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subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.500% of the first $1.2 billion of such assets plus 0.475% of such assets over $1.2 billion. For the year ended December 31, 2020, the Portfolio paid an investment advisory fee of 0.44% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.
Contractual Fee Waiver
BIA has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.500% of the first $1 billion of the Portfolio’s average daily net assets, 0.475% of such assets over $1 billion up to $1.2 billion, 0.450% of such assets over $1.2 billion up to $3 billion and 0.425% of such assets over $3 billion. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
Voluntary Fee Waiver
BIA has voluntarily agreed to waive a portion of its investment advisory fee to reflect a portion of the savings from the application of a discount to the subadvisory fee payable by BIA to PIMCO that is based on the combined assets of the PIMCO Total Return Portfolio and the PIMCO Inflation Protected Bond Portfolio. This voluntary advisory fee waiver is dependent on the satisfaction of certain conditions and may be terminated by BIA at any time.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the

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approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.19% of the Portfolio’s average daily net assets.
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC, 650 Newport Center Drive, Newport Beach, California 92660, is the Subadviser to the Portfolio. As of December 31, 2020, PIMCO had approximately $2.2 trillion in assets under management.
The Portfolio is jointly managed by a team of professionals, including Scott A. Mather, Mark R. Kiesel and Mohit Mittal.
Mr. Mather is CIO U.S. Core Strategies and a managing director at PIMCO. He is a member of the Investment Committee and a generalist portfolio manager. Mr. Mather also oversees ESG portfolio integration in the U.S. Previously he was head of global portfolio management. Before that, he led portfolio management in Europe, managed euro and pan-European portfolios and worked closely with many Allianz-related companies. He also served as a managing director of Allianz Global Investors KAG. Prior to these roles, he co-headed PIMCO’s mortgage- and asset-backed securities team. He has 26 years of investment experience.
Mr. Kiesel is CIO Global Credit and a managing director at PIMCO. He is a member of the Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management, with oversight for the firm’s investment-grade, high-yield, bank loan, municipal and insurance business as well as credit research. Mr. Kiesel joined PIMCO in 1996 and previously served as PIMCO’s global head of investment-grade corporate bonds and as a senior credit analyst. He has 28 years of investment experience.
Mr. Mittal is a managing director at PIMCO. He is a senior member of the liability driven investment and credit portfolio management teams. He manages multi-sector portfolios and is a senior member of LDI, Total Return, Dynamic Bond, and Credit portfolio management teams. In addition, he is head of the U.S. investment grade, high yield and emerging market credit trading desks. Mr. Mittal joined PIMCO in 2007 and was previously a specialist on PIMCO’s interest rates and derivatives desk.

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Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo

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voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio

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pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax‑exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically

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expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

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The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of

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shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.

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The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially

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different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
PIMCO Total Return Portfolio

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.00	$11.39	$11.57	$11.32	$11.32

Income (Loss) from Investment Operations
Net investment income (a)	0.29	0.35	0.29	0.25	0.31
Net realized and unrealized gain (loss)	0.75	0.63	(0.29)	0.29	0.01

Total income (loss) from investment operations	1.04	0.98	0.00	0.54	0.32

Less Distributions
Distributions from net investment income	(0.51)	(0.37)	(0.18)	(0.23)	(0.32)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.06)	0.00

Total distributions	(0.51)	(0.37)	(0.18)	(0.29)	(0.32)

Net Asset Value, End of Period	$12.53	$12.00	$11.39	$11.57	$11.32

Total Return (%) (b)	8.82	8.69	0.03	4.77	2.85

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.86	0.74	0.56	0.53
Gross ratio of expenses to average net assets excluding interest expense (%)	0.51	0.51	0.51	0.51	0.50
Net ratio of expenses to average net assets (%) (c)(d)	0.55	0.82	0.70	0.52	0.50
Net ratio of expenses to average net assets excluding interest expense (%) (c)(d)	0.47	0.46	0.47	0.46	0.47
Ratio of net investment income to average net assets (%)	2.38	2.99	2.53	2.16	2.68
Portfolio turnover rate (%)	504 (e)	582 (e)	608 (e)	583 (e)	466 (e)
Net assets, end of period (in millions)	$2,424.1	$2,522.9	$2,560.0	$2,813.8	$2,747.6

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.78	$11.18	$11.36	$11.12	$11.12

Income (Loss) from Investment Operations
Net investment income (a)	0.26	0.32	0.25	0.22	0.27
Net realized and unrealized gain (loss)	0.73	0.62	(0.28)	0.28	0.02

Total income (loss) from investment operations	0.99	0.94	(0.03)	0.50	0.29

Less Distributions
Distributions from net investment income	(0.48)	(0.34)	(0.15)	(0.20)	(0.29)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.06)	0.00

Total distributions	(0.48)	(0.34)	(0.15)	(0.26)	(0.29)

Net Asset Value, End of Period	$12.29	$11.78	$11.18	$11.36	$11.12

Total Return (%) (b)	8.51	8.46	(0.23)	4.50	2.61

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	1.11	0.99	0.81	0.78
Gross ratio of expenses to average net assets excluding interest expense (%)	0.76	0.76	0.76	0.76	0.75
Net ratio of expenses to average net assets (%) (c)(d)	0.80	1.07	0.95	0.77	0.75
Net ratio of expenses to average net assets excluding interest expense (%) (c)(d)	0.72	0.71	0.72	0.71	0.72
Ratio of net investment income to average net assets (%)	2.13	2.74	2.28	1.91	2.42
Portfolio turnover rate (%)	504 (e)	582 (e)	608 (e)	583 (e)	466 (e)
Net assets, end of period (in millions)	$2,765.6	$2,657.6	$2,723.8	$3,091.0	$3,071.5
Please see following page for Financial Highlights footnote legend.

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PIMCO Total Return Portfolio

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.90	$11.29	$11.47	$11.22	$11.22

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.33	0.27	0.23	0.29
Net realized and unrealized gain (loss)	0.74	0.63	(0.29)	0.29	0.01

Total income (loss) from investment operations	1.01	0.96	(0.02)	0.52	0.30

Less Distributions
Distributions from net investment income	(0.49)	(0.35)	(0.16)	(0.21)	(0.30)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.06)	0.00

Total distributions	(0.49)	(0.35)	(0.16)	(0.27)	(0.30)

Net Asset Value, End of Period	$12.42	$11.90	$11.29	$11.47	$11.22

Total Return (%) (b)	8.63	8.59	(0.14)	4.64	2.69

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	1.01	0.89	0.71	0.68
Gross ratio of expenses to average net assets excluding interest expense (%)	0.66	0.66	0.66	0.66	0.65
Net ratio of expenses to average net assets (%) (c)(d)	0.70	0.97	0.85	0.67	0.65
Net ratio of expenses to average net assets excluding interest expense (%) (c)(d)	0.62	0.61	0.62	0.61	0.62
Ratio of net investment income to average net assets (%)	2.23	2.84	2.38	2.01	2.52
Portfolio turnover rate (%)	504 (e)	582 (e)	608 (e)	583 (e)	466 (e)
Net assets, end of period (in millions)	$35.6	$35.2	$35.7	$41.8	$44.6

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

(d)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for the years ended December 31, 2020, 2019, 2018 and 2017 (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

(e)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 34%, 26%, 53%, 75%, and 34% for the the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively.

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I
SSGA Growth ETF Portfolio
Class A, Class B and Class E Shares
PROSPECTUS
April 30, 2021

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

SSGA Growth ETF Portfolio

PORTFOLIO SUMMARY:
Investment Objective
Growth of capital.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class E
Management Fee	0.32%	0.32%	0.32%
Distribution and/or Service (12b‑1) Fees	None	0.25%	0.15%
Other Expenses	0.03%	0.03%	0.03%
Acquired Fund Fees and Expenses (Underlying ETF Fees and Expenses)	0.20%	0.20%	0.20%

Total Annual Portfolio Operating Expenses	0.55%	0.80%	0.70%
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$56	$176	$307	$689
Class B	$82	$255	$444	$990
Class E	$72	$224	$390	$871
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 73% of the average value of its portfolio.
Principal Investment Strategies
SSGA Funds Management, Inc. (“SSGA FM” or “Subadviser”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s net assets in investment companies known as exchange-traded funds (the “Underlying ETFs”). The Portfolio allocates its assets among various asset classes. SSGA FM establishes specific investment percentages for the asset classes and then selects the Underlying ETFs in which the Portfolio invests.
The Portfolio invests a significant portion of its assets in Underlying ETFs that invest primarily in the U.S. and international equity markets with moderate allocations to Underlying ETFs that invest primarily in fixed income securities considered to reduce portfolio volatility in difficult market environments.
In an effort to achieve its investment objectives and reduce portfolio volatility over an intermediate-term cycle, equity investments are allocated across a range of asset classes, which can include, but are not limited to: varying market capitalization categories (large, mid and small), real estate investment trust (“REIT”), and foreign developed and emerging markets. Allocations to fixed income asset classes may include government, inflation protected government (both U.S. Treasury Inflation Protected Securities (“TIPS”) and equivalent foreign securities), as well as investment grade corporate debt securities and lower rated, higher-yielding debt securities (commonly referred to as “junk bonds”).
In addition, the Portfolio may invest in other asset classes (e.g., commodities) through exchange traded investment vehicles.
The following chart describes the strategic target allocations, as of April 30, 2021, among the range of

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equities, fixed income and cash/money market securities for the Portfolio. You should note that these target allocations may not directly correspond to investment in the Underlying ETFs because each Underlying ETF may contain various subsets of an asset class (e.g., large cap and mid cap equity securities), and the target allocations are subject to review and modification by SSGA FM.
In addition to investing in Underlying ETFs, the Portfolio may invest in other exchange traded vehicles such as exchange traded notes and exchange traded grantor trusts.

Asset Class	Target Allocation *
Equities	80%
U.S. Large Cap		35%
U.S. Mid Cap		5%
U.S. Small Cap		5%
International Equity		20%
International Small Cap		3%
Emerging Market Equity		7%
Real Estate Investment Trusts		3%
International Real Estate Investment Trusts		2%
Fixed Income	18%
U.S. Fixed Income		10%
High Yield		5%
Treasury Inflation-Protected Securities		3%
Cash/Cash Equivalents	2%

*	Individual figures may not add up to the totals shown due to rounding.
Although the Portfolio will invest new assets and reinvest dividends based on the target allocations at such time, the Portfolio’s target allocations could change substantially over time as the Underlying ETFs’ asset values change due to market movements and portfolio management decisions.
The Portfolio currently seeks to achieve capital growth through its investments in Underlying ETFs that invest primarily in equity securities of large U.S. and foreign companies.
The Portfolio currently seeks to reduce portfolio volatility through its investments in Underlying ETFs that invest primarily in domestic investment-grade fixed income securities.
Target allocations are reviewed by SSGA FM at least monthly and will be adjusted as the market and economic outlook changes. Generally, any changes among asset classes will be within a range of plus or minus 5 percentage points per asset class per quarter; however, SSGA FM may at times make larger allocation changes if it believes market conditions warrant a larger change. SSGA FM reserves the right to replace Underlying ETFs or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the target allocation with respect to an asset class.
Although the Portfolio currently invests primarily in Underlying ETFs, it may also invest in other types of securities, including open‑end investment companies, such as high yield bond funds, and cash equivalents, such as money market funds or repurchase agreements. In addition, SSGA FM may choose to achieve a target allocation to cash by entering into repurchase agreements, directly purchasing money market instruments, or purchasing Underlying ETFs that invest in cash securities.
For additional information about the Portfolio’s investment strategies and where to find more detailed information about the Portfolio’s investments in the Underlying ETFs, please see “Additional Information about the Portfolio’s Investment Strategies” in the Prospectus.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Direct risks of investing in the Portfolio include:
Underlying ETF Risk.    The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying ETFs may be adversely affected if the Underlying ETFs are unable to meet their investment objectives or the Portfolio allocates a significant portion of its assets to an Underlying ETF that performs poorly, including relative to other Underlying ETFs. In addition, the Portfolio bears its pro-rata portion of the operating expenses of the Underlying ETFs in which it invests.

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Asset Allocation Risk.    The Portfolio’s ability to achieve its investment objective depends upon SSGA FM’s analysis of various factors and SSGA FM’s ability to select an appropriate mix of asset classes based on its analysis of such factors. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if SSGA FM allocates a significant portion of the Portfolio’s assets to an asset class that does not perform as SSGA FM anticipated, including relative to other asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.
Model and Data Risk.    When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying ETFs) include:
Market Risk.    An Underlying ETF’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by an Underlying ETF.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates.
Emerging Markets Risk.    In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.
Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. An Underlying ETF may outperform or underperform other funds that employ a different investment style.

Credit and Counterparty Risk.    The value of an Underlying ETF’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by an Underlying ETF fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with an Underlying ETF files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to an Underlying ETF, the Underlying ETF may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
Interest Rate Risk.    The value of an Underlying ETF’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the

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greater its value will change in response to changes in interest rates. The interest earned on an Underlying ETF’s investments in fixed income securities may decline when prevailing interest rates fall. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in an Underlying ETF’s shares and reduce the liquidity of an Underlying ETF’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
High Yield Debt Security Risk.    High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.
Commodities Risk.    Exposure to the commodities markets may subject an Underlying ETF to greater volatility than investments in traditional securities. The value of commodities and commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The ability of an Underlying ETF that intends to qualify as a regulated investment company to invest in commodity-linked derivative instruments may be limited by its intention to so qualify, and could adversely affect such Underlying ETF’s ability to so qualify.
Real Estate Investment Risk.    Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.
TIPS and Inflation-Linked Bonds Risk.    The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including Treasury Inflation Protected Securities, may experience greater losses than other fixed income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index and a blended index representing a number of asset classes in which the Portfolio may invest (the “Blended Index”). The Blended Index represents a composite of a number of indices that cumulatively represent the investable universe of domestic and foreign equity and fixed income securities. The Blended Index is described in more detail in “Index Descriptions” in the Prospectus. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	2nd – 2020	16.16%
Lowest Quarter	1st – 2020	-20.77%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	10 Years
Class A	11.06%	9.87%	8.30%
Class B	10.75%	9.61%	8.03%
Class E	10.84%	9.71%	8.14%
MSCI ACWI (All Country World Index) (reflects no deduction for mutual fund fees or expenses)	16.25%	12.25%	9.13%
SSGA Growth Composite Index (reflects no deduction for mutual fund fees or expenses)	12.36%	10.65%	8.83%

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Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.    SSGA Funds Management, Inc., is the subadviser to the Portfolio.
Portfolio Managers.    Timothy Furbush, CFA, CMT, a Vice President of SSGA FM and a Senior Portfolio Manager in SSGA’s Investment Solutions Group (“ISG”), and Michael Martel, a Managing Director of SSGA FM and Head of Portfolio Management in the Americas for the ISG, have managed the Portfolio since 2010 and 2014, respectively.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s and the Underlying ETFs’ assets decrease and decrease as the Portfolio’s and the Underlying ETFs’ assets increase. The percentage shown in the fee table for Acquired Fund Fees and Expenses (Underlying ETF Fees and Expenses), which appears in the Portfolio Summary, shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of the relevant Underlying ETFs during the last fiscal year.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.

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Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Direct risks of investing in the Portfolio include:
Underlying ETF Risk
The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying ETFs is directly related to the performance of the Underlying ETFs. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among Underlying ETFs and the ability of the Underlying ETFs to meet their investment objectives. The Portfolio may not meet its investment objective, which could adversely affect its performance, if an Underlying ETF fails to execute its investment strategy effectively or the Portfolio allocates a significant portion of its assets to an Underlying ETF that performs poorly, including relative to other Underlying ETFs. There can be no assurance that the investment objective of the Portfolio or any Underlying ETF will be achieved. As an investor in Underlying ETFs, the Portfolio bears its pro-rata portion of the operating expenses of those Underlying ETFs, including such Underlying ETFs’ management fee.
Asset Allocation Risk
The Portfolio’s ability to achieve its investment objective depends upon SSGA FM’s analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations and SSGA FM’s ability to select the appropriate mix of asset classes based on its analysis of such factors. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if SSGA FM allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform as SSGA FM anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Portfolio’s Subadviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Portfolio’s Subadviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the
Portfolio’s investments.

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When Models and Data used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Portfolio’s Subadviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss favorable investment opportunities altogether. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Portfolio’s Subadviser may be predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on the accuracy and reliability of the supplied historical data. In addition, Models that are predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark-to-market basis. Use of these Models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Subadviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.
All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying ETFs) include:
Market Risk
An Underlying ETF’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by an Underlying ETF’s adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. An Underlying ETF could also miss attractive investment opportunities if its adviser underweights markets or industries

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where there are significant returns, and could lose value if the adviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of an Underlying ETF will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, an Underlying ETF may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Underlying ETF’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for an Underlying ETF to value illiquid investments than more liquid investments. There is also a risk that an Underlying ETF will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying ETF may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on an Underlying ETF’s shares. An Underlying ETF’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which an Underlying ETF may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining an Underlying ETF’s payment obligations under a derivative investment, the cost of financing to the Underlying ETF or an investment’s value or return to an Underlying ETF, and may be used in other ways that affect an Underlying ETF’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR‑based investments, particularly

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insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for an Underlying ETF. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by an Underlying ETF or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to an Underlying ETF and may adversely affect an Underlying ETF’s performance or net asset value.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect an Underlying ETF’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, an Underlying ETF’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, an Underlying ETF may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent an Underlying ETF owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Underlying ETF’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of an Underlying ETF to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying ETF’s foreign currency or securities holdings. Although an Underlying ETF may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Underlying ETF.
To the extent an Underlying ETF invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is

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subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Underlying ETF to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Underlying ETF to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Underlying ETF the amount owned under the certificates.
Emerging Markets Risk
Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose withholding and other taxes, some of which may be confiscatory, on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.
The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries. Many emerging market countries are heavily dependent on international trade and have fewer trading partners than developed countries, which makes them more sensitive to world commodity prices and economic downturns in other countries.
The fiscal and monetary policies of emerging market countries may result in sudden or high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.
Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. An Underlying ETF that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and

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consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. An Underlying ETF may outperform or underperform other funds that employ a different investment style. An Underlying ETF may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by an Underlying ETF’s adviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the

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U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., an Underlying ETF must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If an Underlying ETF invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Underlying ETF fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.
An Underlying ETF is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Underlying ETF. If an Underlying ETF engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Underlying ETF, the Underlying ETF may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Underlying ETF in respect of the counterparty’s obligations to the Underlying ETF or recovering collateral that the Underlying ETF has provided to the counterparty and is entitled to recover, and the Underlying ETF may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For an Underlying ETF that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on an Underlying ETF’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates may impact the yield of an Underlying ETF’s investments in fixed income securities and may increase the risk that, if followed by rising interest rates, the Underlying ETF’s performance will be negatively impacted. An Underlying ETF is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore

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generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of an Underlying ETF’s fixed income investments will affect the volatility of the Underlying ETF’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. An Underlying ETF may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if an Underlying ETF paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. In determining whether to increase or decrease interest rates, central banks typically consider, among other factors, the current state of the economy and markets, economic and financial forecasts, and the general economic outlook. There can be no assurance that the actions taken by central banks will have their intended effect.
The U.S. Government and the U.S. Federal Reserve have taken steps to support financial markets, including by keeping interest rates at low levels. The U.S. Federal Reserve has in the past reduced its market support activities. A reduction or withdrawal of U.S. Federal Reserve or other governmental support, including interest rate increases, could reduce the value of debt securities in which the Portfolio or an Underlying ETF invests.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in an Underlying ETF’s shares and reduce the liquidity of an Underlying ETF’s debt securities and other income-producing holdings. An Underlying ETF is more susceptible to the risks associated with rising interest rates during periods when prevailing interest rates are at or near their historic lows.
High Yield Debt Security Risk
High yield debt securities, or “junk bonds”, are securities that are rated below “investment grade” or are not rated but are of equivalent quality. An Underlying ETF with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than an Underlying ETF that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, the Underlying ETF’s adviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Underlying ETF. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid.

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An Underlying ETF that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit and counterparty risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.
An Underlying ETF that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Underlying ETF, or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Underlying ETF’s adviser to be of comparable quality (“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. An Underlying ETF may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. An Underlying ETF investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.
Commodities Risk
An Underlying ETF may invest directly or indirectly in commodity-linked derivative instruments that are designed to provide it with exposure to the commodities market without necessarily investing directly in physical commodities. Commodities are real assets such as oil, industrial metals, and precious metals such as gold or silver. The value of commodities may be affected by events that have less impact on non-commodity investments. Moreover, exposure to the commodities markets may subject an Underlying ETF to greater volatility than investments in traditional securities due to a variety of factors, including supply and demand relationships, fiscal and exchange control programs, or international, economic, political or regulatory developments. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, embargoes, tariffs and international economic, political and regulatory developments. In addition, commodities markets (and commodity-linked derivative instruments) may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and intervention.
In addition, there may be costs associated with the physical storage of the commodity underlying a derivative instrument, and the price of a commodity futures contract will reflect the storage costs of owning the physical commodity, even though the contract participants may not intend to make or take delivery of the commodity. Changes in storage costs for a commodity may result in changes to the value of futures contracts relating to that commodity.
Changes in the nature of the participants in the commodity derivatives markets may also affect the prices of such derivatives. For example, producers seeking to lock in the price of a commodity that they will deliver in the future generally must sell futures contracts at a price

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lower than the expected future cash price of the commodity in order to induce speculators to purchase the other side of the same futures contracts. Conversely, end users of a commodity seeking to hedge against a rise in prices generally must purchase futures contracts at a price higher than the expected future cash price. Therefore, the price of a commodity derivative may fluctuate based on whether the predominant hedgers in the market are producers or users of the commodity.
The ability of an Underlying ETF that intends to qualify as a regulated investment company to invest in commodity-linked derivative instruments may be limited by its intention to so qualify, and could adversely affect such Underlying ETF’s ability to so qualify. If such an Underlying ETF’s investments in commodity-linked derivative instruments were to exceed applicable limits or if such investments were to be recharacterized for U.S. federal income tax purposes, the Underlying ETF might be unable to qualify as a regulated investment company for one or more years, which would adversely affect the value of the Underlying ETF. If such an Underlying ETF were to fail to qualify as a regulated investment company, such failure might also cause a Portfolio that invests in such Underlying ETF to fail to so qualify.
Real Estate Investment Risk
Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance is especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.
Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.
TIPS and Inflation-Linked Bonds Risk
The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real

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interest rates would rise, leading to a decrease in the value of inflation-protected securities. If the Portfolio purchases, in the secondary market, inflation-protected securities whose principal values have been adjusted upward due to inflation since issuance, the Portfolio may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Additional Indirect Risks of Investing in the Portfolio
The returns from the types of securities in which an Underlying ETF invests may underperform returns from the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.
The shares of the Underlying ETFs may trade at a premium or discount to their net asset value. The market value of Underlying ETF shares may differ from the shares’ net asset value. The net asset value of Underlying ETF shares fluctuate with the changes in the market value of the Underlying ETF’s holdings, while the trading price of Underlying ETF shares fluctuate in accordance with changes in net asset value as well as market supply and demand.
The Underlying ETFs may be non-diversified and, therefore, can hold securities of a smaller number of issuers and can invest a larger percentage of their assets in a single issuer than a diversified ETF. As a result, the Underlying ETFs will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.
Another area of risk involves the potential focus of an Underlying ETF’s assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If an Underlying ETF invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Underlying ETF’s share price may fluctuate more widely than the value of shares of an ETF that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which an Underlying ETF may invest in more heavily will vary. Moreover, an Underlying ETF that invests a substantial portion of its assets in related sectors may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.
The Underlying ETF’s returns may deviate from those of its index. Factors such as the fees and expenses of the Underlying ETFs, imperfect correlation between an Underlying ETF’s securities and those in its index, rounding of prices, and changes to the index and to regulatory policies may affect an Underlying ETF’s ability to achieve close correlation with its index. Certain securities comprising the indices tracked by the Underlying ETFs may, from time to time, temporarily be unavailable, which may further impede the Underlying ETFs’ ability to track their applicable indices.
Certain Underlying ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other Underlying ETFs are actively managed ETFs

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(i.e., they do not track a particular benchmark), and are therefore subject to active management risk. An active secondary market in Underlying ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an Underlying ETF’s shares will continue to be listed on an active exchange. There is a risk that an Underlying ETF may terminate due to extraordinary events. For example, any of the service providers to an Underlying ETF, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the Underlying ETF, and the Underlying ETF may not be able to find a substitute service provider. Also, certain Underlying ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the Underlying ETFs may also terminate. In addition, an Underlying ETF may terminate if its net assets fall below a certain amount.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Understanding the Portfolio
The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds1 (previously defined as Underlying ETFs), including, but not limited to, S&P 500® ETF Trust, series of the Select Sector SPDR Trust, SPDR Series Trust, SPDR Index Shares Funds, iShares® Trust, iShares®, Inc., and Vanguard ETFs™ of the Vanguard® Index Funds.2 Each Underlying ETF invests primarily in equity securities or in fixed income securities, as applicable, typically in an effort to replicate the performance of a market index. Because the Portfolio invests in other investment companies rather than in individual securities, the Portfolio is considered a “fund of funds” and bears a proportionate share of the expenses charged by the Underlying ETFs in which it invests.
The Portfolio allocates its assets among various asset classes. Equity investments can include, but are not limited to, varying market capitalization categories (large, mid and small), real estate investment trusts, and foreign developed and emerging markets. Allocations to fixed income asset classes may include government, inflation protected government (both U.S. Treasury Inflation Protected Securities and equivalent foreign securities), investment grade

[1]	Exchange-traded funds are managed investment companies that hold a portfolio of common stocks, bonds or other securities that are typically designed to track the performance of a certain market index or market sector, such as the S&P 500® Index. An exchange-traded fund is a fund that is traded like a stock on a securities exchange and may be purchased and sold throughout the trading day based on its market price. An Underlying ETF that tracks the performance of a particular market index will hold the same stocks or bonds as the index it tracks (or a sampling of the stocks or bonds that are represented by that index in a proportion meant to track the performance of the entire index), so its market price generally reflects the value of the index at any given time. Exchange-traded funds are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees fees and marketing expenses. Therefore, exchange-traded fund shareholders pay their proportionate share of these expenses.

[2]	iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates (“BlackRock”). The Portfolio is not sponsored, endorsed, sold, or promoted by BlackRock. BlackRock makes no representations or warranties to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in the Portfolio or the iShares Trust or iShares, Inc. BlackRock has no obligation or liability in connection with the operation, marketing, or trading of the Portfolio.

SPDRs® is a trademark of Standard & Poor’s Financial Services LLC., licensed for use by State Street Global Advisors. The Portfolio is not sponsored, sold or endorsed by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio.

Vanguard® and Vanguard ETFs™ are trademarks of The Vanguard Group, Inc. (“Vanguard”). The Portfolio is not sponsored, endorsed, sold, or promoted by Vanguard. Vanguard makes no representations or warranties to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in the Portfolio or the Vanguard ETFs™. Vanguard has no obligation or liability in connection with the operation, marketing, or trading of the Portfolio.

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corporate debt securities and lower rated, higher-yielding debt securities (commonly referred to as “junk bonds”) and cash/money market. In addition, SSGA FM may also make allocations to investments in other asset classes. Such asset classes could include, but are not limited to, commodities (through investments such as exchange-traded notes), international bonds, and country/regional investment vehicles. SSGA FM establishes specific investment percentages for the asset classes and then selects the Underlying ETFs in which the Portfolio invests based on, among other factors, the historical performance of each Underlying ETF and/or asset class, future risk/return expectations, and SSGA FM’s outlook for the economy, interest rates and financial markets. These allocations reflect varying degrees of potential investment risk and reward. The allocation between equity and fixed income Underlying ETFs reflects greater or lesser emphasis on growth of capital.
SSGA FM may choose to achieve a target allocation to cash by entering into repurchase agreements, directly purchasing money market instruments, or purchasing Underlying ETFs that invest in cash securities. SSGA FM may add new Underlying ETFs or replace existing Underlying ETFs at its discretion. SSGA FM intends to invest the Portfolio’s assets primarily in Underlying ETFs, but is not limited to these types of investments and may invest in other types of securities, including repurchase agreements, exchange-traded notes, exchange traded grantor trusts and other open-end investment companies, including high yield bond funds and money market funds.
SSGA FM will regularly review the Portfolio’s asset allocation among equities, fixed income, cash/cash equivalents and other asset classes (e.g., commodities), including the investment allocations within such asset classes and may make changes in the allocation as the market and economic outlook changes. Generally, it is anticipated that changes among the asset classes will be within a range of plus or minus 5 percentage points per quarter; however, SSGA FM may at times make larger allocation changes if it believes market conditions warrant a larger change.
Because the Portfolio invests in Underlying ETFs, you should look for information about these Underlying ETFs in the applicable Underlying ETF prospectuses. Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Portfolio, however, the Underlying ETFs are not available as investment options under the Contracts and you would not have the potential to benefit from the allocation services provided by SSGA FM.
More detailed information about the Portfolio’s investments in the Underlying ETFs is available from the Trust at the following website www.brighthousefinancial.com/products/fund-resources.
The Portfolio will invest new assets and reinvest dividends based on the Portfolio’s target allocations at such time. However, the Portfolio’s allocations could change substantially over time as the Underlying ETFs’ asset values change due to market movements and portfolio management decisions.
SSGA FM has broad discretion to allocate and reallocate the assets of the Portfolio among Underlying ETFs consistent with the Portfolio’s investment objective and policies and target allocations. SSGA FM may allocate or reallocate a portion of the Portfolio’s assets into an Underlying ETF for which SSGA FM serves as investment adviser or in the case of an

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Underlying ETF that is a unit investment trust for which SSGA Trust Company (“SSGA Trust Co.”), an affiliate of SSGA FM, serves as trustee (collectively, “Affiliated Underlying ETFs”). SSGA FM or SSGA Trust Co. receives investment advisory fees or trustee fees from Affiliated Underlying ETFs, and therefore, on occasions where SSGA FM allocates the Portfolio assets to an Affiliated Underlying ETF, in addition to the advisory fee charged to the Portfolio for asset allocation services, the Portfolio will also pay SSGA FM or SSGA Trust Co. its proportionate share of the advisory fee or trustee fee charged to the Affiliated Underlying ETF. In this regard, SSGA FM has an incentive to select and invest the Portfolio’s assets in Affiliated Underlying ETFs. Also, SSGA FM may believe that certain Affiliated Underlying ETFs could benefit from additional assets or could be harmed by redemptions. As a fiduciary, SSGA FM is obligated to disregard these considerations in managing the Portfolio and has adopted policies and procedures reasonably designed to ensure that Underlying ETFs are selected based on the investment objective and strategies of the Portfolio and without consideration of any benefit to SSGA FM or SSGA Trust Co. in connection with making such investments.
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio and Underlying ETFs have adopted policies that set, for example, minimum and maximum percentages of their respective assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s or Underlying ETF’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The

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Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Portfolio Turnover
Although the Portfolio generally does not engage in active and frequent trading of portfolio securities, the Underlying ETFs may do so in an attempt to achieve their investment objectives.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1⁄3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.

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Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies,

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the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Underlying ETFs and the Portfolio invest, which could result in material adverse consequences for such issuers, and may cause the Underlying ETFs’ and the Portfolio’s investments to lose value. In addition, cyber-attacks involving an Underlying ETF or Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Underlying ETFs or the Portfolio, which may result in losses to the Underlying ETFs and the Portfolio and their shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Underlying ETFs or the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price their investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Descriptions
The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging market indices.
The Blended Index is a composite index computed by BIA, consisting of 35% S&P 500 Index, 5% S&P MidCap 400 Index, 5% S&P 600 Index, 20% MSCI World ex-U.S. Index, 3% S&P/Citigroup World ex-U.S. Range < 2 Billion USD Index, 7% MSCI Emerging Markets IMI, 3% MSCI U.S. IMI Real Estate 25/50 Index, 2% Dow Jones Global ex-U.S. Select Real Estate Securities Index, 10% Bloomberg Barclays U.S. Aggregate Bond Index, 5% Bloomberg Barclays High Yield Very Liquid Index, 3% Bloomberg Barclays U.S. TIPS Index, and 2% Bloomberg Barclays 1-3 Month U.S. T-Bill Index.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment

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strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.330% of the first $500 million of such assets plus 0.300% of such assets over $500 million. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.32% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such

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circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.07% of the Portfolio’s average daily net assets.
SSGA FUNDS MANAGEMENT, INC., One Iron Street, Boston, Massachusetts 02210, is the Subadviser to the Portfolio. SSGA FM is a wholly-owned subsidiary of State Street Global Advisors, Inc., which is itself a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2020, SSGA FM had approximately $676.9 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2020, SSGA had approximately $3.4 trillion in assets under management.
The Portfolio is managed by SSGA’s ISG. Key professionals primarily involved in the day‑to‑day portfolio management for the Portfolio include Timothy Furbush, CFA, CMT, and Michael Martel.
Mr. Furbush is a Vice President of SSGA FM and a Senior Portfolio Manager in SSGA’s ISG. He is responsible for developing and implementing customized investment approaches for clients, including strategic and tactical global balanced funds as well as equitization and overlay strategies. Prior to his current role, Mr. Furbush worked for SSGA’s Intermediary Business Group as a Research Analyst providing value added research, educational tools and practice management services to financial advisers. Mr. Furbush rejoined SSGA in 2007.
Mr. Martel is a Managing Director of SSGA FM and the Head of Portfolio Management in the Americas for SSGA’s ISG. In this role, he is responsible for the design and management of multi-asset class strategies geared towards meeting the investment objectives of a broad and diverse client base. His work with clients includes aligning assets with long- and short-term investment objectives, tactical asset allocation, and employing overlay strategies to enhance return and better manage risks. Prior to this role, Mr. Martel led ISG’s Exposure Management Team. He has been working in the investment management field since 1992.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E

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shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Fund of Funds Structure
Each Underlying ETF will have other shareholders, each of whom, along with the Portfolio, will pay their proportionate share of the Underlying ETF’s expenses. As a shareholder of an Underlying ETF, the Portfolio will have the same voting rights as other shareholders.

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Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.

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The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio

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shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long‑term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the

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shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long‑term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in an Underlying ETF that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A

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market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent an Underlying ETF invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If an Underlying ETF invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Underlying ETF calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). The Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the use of fair value pricing by an Underlying ETF is expected to reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Underlying ETF’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
Investments in Underlying ETFs by the Portfolio are valued at the closing market quotations for the Underlying ETFs’ shares in which the Portfolio invests. For information about the pricing policies of the Underlying ETFs, including the circumstances under which the Underlying ETFs will use fair value pricing and the effects of fair value pricing, please refer to the prospectuses for the Underlying ETFs. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.

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In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
SSGA Growth ETF Portfolio

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.18	$10.86	$12.87	$11.10	$11.37

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.30	0.25	0.26	0.28
Net realized and unrealized gain (loss)	0.97	2.07	(1.24)	1.92	0.47

Total income (loss) from investment operations	1.19	2.37	(0.99)	2.18	0.75

Less Distributions
Distributions from net investment income	(0.31)	(0.27)	(0.29)	(0.28)	(0.28)
Distributions from net realized capital gains	(0.45)	(0.78)	(0.73)	(0.13)	(0.74)

Total distributions	(0.76)	(1.05)	(1.02)	(0.41)	(1.02)

Net Asset Value, End of Period	$12.61	$12.18	$10.86	$12.87	$11.10

Total Return (%) (b)	11.06	22.71 (c)	(8.44)	19.98	7.04

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.35	0.35	0.34	0.34	0.34
Ratio of net investment income to average net assets (%) (e)	1.95	2.58	2.06	2.19	2.53
Portfolio turnover rate (%)	73	57	32	43	59
Net assets, end of period (in millions)	$36.0	$34.8	$29.9	$34.8	$29.1

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.09	$10.78	$12.78	$11.03	$11.29

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.27	0.22	0.23	0.25
Net realized and unrealized gain (loss)	0.96	2.06	(1.23)	1.90	0.48

Total income (loss) from investment operations	1.15	2.33	(1.01)	2.13	0.73

Less Distributions
Distributions from net investment income	(0.28)	(0.24)	(0.26)	(0.25)	(0.25)
Distributions from net realized capital gains	(0.45)	(0.78)	(0.73)	(0.13)	(0.74)

Total distributions	(0.73)	(1.02)	(0.99)	(0.38)	(0.99)

Net Asset Value, End of Period	$12.51	$12.09	$10.78	$12.78	$11.03

Total Return (%) (b)	10.75	22.44	(8.75)	19.64	6.88

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.60	0.60	0.59	0.59	0.59
Ratio of net investment income to average net assets (%) (e)	1.69	2.30	1.79	1.91	2.23
Portfolio turnover rate (%)	73	57	32	43	59
Net assets, end of period (in millions)	$829.5	$830.6	$755.4	$937.0	$868.1
Please see following page for Financial Highlights footnote legend.

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SSGA Growth ETF Portfolio

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.12	$10.81	$12.81	$11.05	$11.32

Income (Loss) from Investment Operations
Net investment income (a)	0.20	0.28	0.24	0.24	0.26
Net realized and unrealized gain (loss)	0.96	2.06	(1.24)	1.91	0.47

Total income (loss) from investment operations	1.16	2.34	(1.00)	2.15	0.73

Less Distributions
Distributions from net investment income	(0.29)	(0.25)	(0.27)	(0.26)	(0.26)
Distributions from net realized capital gains	(0.45)	(0.78)	(0.73)	(0.13)	(0.74)

Total distributions	(0.74)	(1.03)	(1.00)	(0.39)	(1.00)

Net Asset Value, End of Period	$12.54	$12.12	$10.81	$12.81	$11.05

Total Return (%) (b)	10.84	22.53	(8.63)	19.80	6.90

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.50	0.50	0.49	0.49	0.49
Ratio of net investment income to average net assets (%) (e)	1.79	2.42	1.91	1.99	2.33
Portfolio turnover rate (%)	73	57	32	43	59
Net assets, end of period (in millions)	$7.7	$7.6	$6.8	$7.9	$7.5

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section included in the Portfolio’s annual report for the period ended December 31, 2020.

(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.

(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I

SSGA Growth and Income ETF Portfolio
Class A, Class B and Class E Shares
PROSPECTUS
April 30, 2021

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

SSGA Growth and Income ETF Portfolio

PORTFOLIO SUMMARY:
Investment Objectives
Growth of capital and income.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class E
Management Fee	0.31%	0.31%	0.31%
Distribution and/or Service (12b‑1) Fees	None	0.25%	0.15%
Other Expenses	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses (Underlying ETF Fees and Expenses)	0.19%	0.19%	0.19%

Total Annual Portfolio Operating Expenses	0.51%	0.76%	0.66%
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$52	$164	$285	$640
Class B	$78	$243	$422	$942
Class E	$67	$211	$368	$822
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 72% of the average value of its portfolio.
Principal Investment Strategies
SSGA Funds Management, Inc. (“SSGA FM” or “Subadviser”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s net assets in investment companies known as exchange-traded funds (the “Underlying ETFs”). The Portfolio allocates its assets among various asset classes. SSGA FM establishes specific investment percentages for the asset classes and then selects the Underlying ETFs in which the Portfolio invests.
The Portfolio is managed for total return and invests a significant portion of its assets in Underlying ETFs that invest in U.S. equity and fixed income securities.
In an effort to achieve its investment objectives and reduce portfolio volatility over an intermediate-term cycle, the Portfolio’s equity investments may be allocated across a range of asset classes which can include, but are not limited to: varying market capitalization categories (large, mid and small), real estate investment trust (“REIT”), and foreign developed and emerging markets, with fixed income allocations to government, inflation protected government (both U.S. Treasury Inflation Protected Securities (“TIPS”) and equivalent foreign securities), as well as investment grade corporate debt securities and lower rated, higher-yielding debt securities (commonly referred to as “junk bonds”).
In addition, the Portfolio may invest in other asset classes (e.g., commodities) through exchange traded investment vehicles.
The following chart describes the strategic target allocations, as of April 30, 2021, among the range of equities, fixed income and cash/money market securities for the Portfolio. You should note that these target allocations may not directly correspond to investment in

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the Underlying ETFs because each Underlying ETF may contain various subsets of an asset class (e.g., large cap and mid cap equity securities), and the target allocations are subject to review and modification by SSGA FM.
In addition to investing in Underlying ETFs, the Portfolio may invest in other exchange traded vehicles such as exchanged traded notes and exchange traded grantor trusts.

Asset Class	Target Allocation *
Equities	60%
U.S. Large Cap		30%
U.S. Mid Cap		2%
U.S. Small Cap		3%
International Equity		13%
International Small Cap		2%
Emerging Market Equity		5%
Real Estate Investment Trusts		3%
International Real Estate Investment Trusts		2%
Fixed Income	38%
U.S. Fixed Income		23%
High Yield		10%
Treasury Inflation-Protected Securities		5%
Cash/Cash Equivalents	2%

*	Individual figures may not add up to the totals shown due to rounding.
Although the Portfolio will invest new assets and reinvest dividends based on the target allocations at such time, the Portfolio’s target allocations could change substantially over time as the Underlying ETFs’ asset values change due to market movements and portfolio management decisions.
The Portfolio currently seeks to achieve capital growth through its investments in Underlying ETFs that invest primarily in equity securities of large U.S. and foreign companies.
The Portfolio currently seeks to achieve current income through its investments in Underlying ETFs that invest primarily in domestic investment-grade fixed income securities.
Target allocations are reviewed by SSGA FM at least monthly and will be adjusted as the market and economic outlook changes. Generally, any changes among asset classes will be within a range of plus or minus 5 percentage points per asset class per quarter; however, SSGA FM may at times make larger allocation changes if it believes market conditions warrant a larger change. SSGA FM reserves the right to replace Underlying ETFs or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the target allocation with respect to an asset class.
Although the Portfolio currently invests primarily in Underlying ETFs, it may also invest in other types of securities, including open‑end investment companies, such as high yield bond funds, and cash equivalents, such as money market funds or repurchase agreements. In addition, SSGA FM may choose to achieve a target allocation to cash by entering into repurchase agreements, directly purchasing money market instruments, or purchasing Underlying ETFs that invest in cash securities.
For additional information about the Portfolio’s investment strategies and where to find more detailed information about the Portfolio’s investments in the Underlying ETFs, please see “Additional Information about the Portfolio’s Investment Strategies” in the Prospectus.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Direct risks of investing in the Portfolio include:
Underlying ETF Risk.    The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying ETFs may be adversely affected if the Underlying ETFs are unable to meet their investment objectives or the Portfolio allocates a significant portion of its assets to an Underlying ETF that performs poorly, including relative to other Underlying ETFs. In addition, the Portfolio bears its pro-rata portion of the operating expenses of the Underlying ETFs in which it invests.
Asset Allocation Risk.    The Portfolio’s ability to achieve its investment objective depends upon SSGA FM’s analysis of various factors and SSGA FM’s ability to select an appropriate mix of asset classes based on its

SSGA Growth and Income ETF Portfolio

4

analysis of such factors. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if SSGA FM allocates a significant portion of the Portfolio’s assets to an asset class that does not perform as SSGA FM anticipated, including relative to other asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.
Model and Data Risk.    When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying ETFs) include:
Market Risk.    An Underlying ETF’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by an Underlying ETF.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates.
Emerging Markets Risk.    In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.
Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. An Underlying ETF may outperform or underperform other funds that employ a different investment style.
Credit and Counterparty Risk.    The value of an Underlying ETF’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by an Underlying ETF fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with an Underlying ETF files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to an Underlying ETF, the Underlying ETF may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
Interest Rate Risk.    The value of an Underlying ETF’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on an Underlying ETF’s investments in fixed income securities may decline

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when prevailing interest rates fall. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in an Underlying ETF’s shares and reduce the liquidity of an Underlying ETF’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
High Yield Debt Security Risk.    High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.
Commodities Risk.    Exposure to the commodities markets may subject an Underlying ETF to greater volatility than investments in traditional securities. The value of commodities and commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The ability of an Underlying ETF that intends to qualify as a regulated investment company to invest in commodity-linked derivative instruments may be limited by its intention to so qualify, and could adversely affect such Underlying ETF’s ability to so qualify.
Real Estate Investment Risk.    Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.
TIPS and Inflation-Linked Bonds Risk.    The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including Treasury Inflation Protected Securities, may experience greater losses than other fixed income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Portfolio Turnover Risk.     The investment techniques and strategies utilized by the Underlying ETFs might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Underlying ETFs’ transaction costs, which can adversely affect the returns on the Portfolio’s investments in those Underlying ETFs.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index and a blended index representing a number of asset classes in which the Portfolio may invest (the “Blended Index”). The Blended Index represents a composite of a number of indices that cumulatively represent the investable universe of domestic and foreign equity and fixed income securities. The Blended Index is described in more detail in “Index Descriptions” in the Prospectus. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	2nd – 2020	13.28%
Lowest Quarter	1st – 2020	-16.25%

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Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	10 Years
Class A	10.14%	8.80%	7.50%
Class B	9.83%	8.52%	7.23%
Class E	10.01%	8.63%	7.35%
MSCI ACWI (All Country World Index) (reflects no deduction for mutual fund fees or expenses)	16.25%	12.25%	9.13%
SSGA Growth and Income Composite Index (reflects no deduction for mutual fund fees or expenses)	11.43%	9.53%	8.00%
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.    SSGA Funds Management, Inc., is the subadviser to the Portfolio.
Portfolio Managers.    Timothy Furbush, CFA, CMT, a Vice President of SSGA FM and a Senior Portfolio Manager in SSGA’s Investment Solutions Group (“ISG”), and Michael Martel, a Managing Director of SSGA FM and Head of Portfolio Management in the Americas for the ISG, have managed the Portfolio since 2010 and 2014, respectively.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s and the Underlying ETFs’ assets decrease and decrease as the Portfolio’s and the Underlying ETFs’ assets increase. The percentage shown in the fee table for Acquired Fund Fees and Expenses (Underlying ETF Fees and Expenses), which appears in the Portfolio Summary, shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of the relevant Underlying ETFs during the last fiscal year.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.

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Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Direct risks of investing in the Portfolio include:
Underlying ETF Risk
The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying ETFs is directly related to the performance of the Underlying ETFs. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among Underlying ETFs and the ability of the Underlying ETFs to meet their investment objectives. The Portfolio may not meet its investment objective, which could adversely affect its performance, if an Underlying ETF fails to execute its investment strategy effectively or the Portfolio allocates a significant portion of its assets to an Underlying ETF that performs poorly, including relative to other Underlying ETFs. There can be no assurance that the investment objective of the Portfolio or any Underlying ETF will be achieved. As an investor in Underlying ETFs, the Portfolio bears its pro-rata portion of the operating expenses of those Underlying ETFs, including such Underlying ETFs’ management fee.
Asset Allocation Risk
The Portfolio’s ability to achieve its investment objective depends upon SSGA FM’s analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations and SSGA FM’s ability to select an appropriate mix of asset classes based on its analysis of such factors. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if SSGA FM allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform as SSGA FM anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Portfolio’s Subadviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Portfolio’s Subadviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Portfolio’s investments.

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When Models and Data used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Portfolio’s Subadviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss favorable investment opportunities altogether. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Portfolio’s Subadviser may be predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on the accuracy and reliability of the supplied historical data. In addition, Models that are predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark-to-market basis. Use of these Models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Subadviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.
All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying ETFs) include:
Market Risk
An Underlying ETF’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by an Underlying ETF’s adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. An Underlying ETF could also

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miss attractive investment opportunities if its adviser underweights markets or industries where there are significant returns, and could lose value if the adviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of an Underlying ETF will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, an Underlying ETF may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Underlying ETF’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for an Underlying ETF to value illiquid investments than more liquid investments. There is also a risk that an Underlying ETF will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying ETF may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on an Underlying ETF’s shares. An Underlying ETF’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which an Underlying ETF may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining an Underlying ETF’s payment obligations under a derivative investment, the cost of financing to the Underlying ETF or an investment’s value or return to an Underlying ETF, and may be used in other ways that affect an Underlying ETF’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition

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process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for an Underlying ETF. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by an Underlying ETF or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to an Underlying ETF and may adversely affect an Underlying ETF’s performance or net asset value.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect an Underlying ETF’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, an Underlying ETF’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, an Underlying ETF may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent an Underlying ETF owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Underlying ETF’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of an Underlying ETF to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying ETF’s foreign currency or securities holdings. Although an Underlying ETF may employ certain techniques, such as forward contracts and futures

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contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Underlying ETF.
To the extent an Underlying ETF invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Underlying ETF to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Underlying ETF to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Underlying ETF the amount owned under the certificates.
Emerging Markets Risk
Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose withholding and other taxes, some of which may be confiscatory, on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.
The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries. Many emerging market countries are heavily dependent on international trade and have fewer trading partners than developed countries, which makes them more sensitive to world commodity prices and economic downturns in other countries.
The fiscal and monetary policies of emerging market countries may result in sudden or high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.
Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. An Underlying ETF that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.

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If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. An Underlying ETF may outperform or underperform other funds that employ a different investment style. An Underlying ETF may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by an Underlying ETF’s adviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

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Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., an Underlying ETF must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If an Underlying ETF invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Underlying ETF fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.
An Underlying ETF is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Underlying ETF. If an Underlying ETF engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Underlying ETF, the Underlying ETF may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Underlying ETF in respect of the counterparty’s obligations to the Underlying ETF or recovering collateral that the Underlying ETF has provided to the counterparty and is entitled to recover, and the Underlying ETF may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For an Underlying ETF that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on an Underlying ETF’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates may impact the yield of an Underlying ETF’s investments in fixed income securities and may increase the risk that, if followed by rising interest rates, the Underlying ETF’s performance will be negatively impacted. An Underlying ETF is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response

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to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of an Underlying ETF’s fixed income investments will affect the volatility of the Underlying ETF’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. An Underlying ETF may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if an Underlying ETF paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. In determining whether to increase or decrease interest rates, central banks typically consider, among other factors, the current state of the economy and markets, economic and financial forecasts, and the general economic outlook. There can be no assurance that the actions taken by central banks will have their intended effect.
The U.S. Government and the U.S. Federal Reserve have taken steps to support financial markets, including by keeping interest rates at low levels. The U.S. Federal Reserve has in the past reduced its market support activities. A reduction or withdrawal of U.S. Federal Reserve or other governmental support, including interest rate increases, could reduce the value of debt securities in which the Portfolio or an Underlying ETF invests.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in an Underlying ETF’s shares and reduce the liquidity of an Underlying ETF’s debt securities and other income-producing holdings. An Underlying ETF is more susceptible to the risks associated with rising interest rates during periods when prevailing interest rates are at or near their historic lows.
High Yield Debt Security Risk
High yield debt securities, or “junk bonds”, are securities that are rated below “investment grade” or are not rated but are of equivalent quality. An Underlying ETF with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than an Underlying ETF that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, the Underlying ETF’s adviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Underlying ETF. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid.

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An Underlying ETF that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit and counterparty risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.
An Underlying ETF that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Underlying ETF, or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Underlying ETF’s adviser to be of comparable quality (“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. An Underlying ETF may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. An Underlying ETF investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.
Commodities Risk
An Underlying ETF may invest directly or indirectly in commodity-linked derivative instruments that are designed to provide it with exposure to the commodities market without necessarily investing directly in physical commodities. Commodities are real assets such as oil, industrial metals, and precious metals such as gold or silver. The value of commodities may be affected by events that have less impact on non-commodity investments. Moreover, exposure to the commodities markets may subject an Underlying ETF to greater volatility than investments in traditional securities due to a variety of factors, including supply and demand relationships, fiscal and exchange control programs, or international, economic, political or regulatory developments. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, embargoes, tariffs and international economic, political and regulatory developments. In addition, commodities markets (and commodity-linked derivative instruments) may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and intervention.
In addition, there may be costs associated with the physical storage of the commodity underlying a derivative instrument, and the price of a commodity futures contract will reflect the storage costs of owning the physical commodity, even though the contract participants may not intend to make or take delivery of the commodity. Changes in storage costs for a commodity may result in changes to the value of futures contracts relating to that commodity.
Changes in the nature of the participants in the commodity derivatives markets may also affect the prices of such derivatives. For example, producers seeking to lock in the price of a commodity that they will deliver in the future generally must sell futures contracts at a price lower than the expected future cash price of the commodity in order to induce speculators to purchase the other side of the same futures contracts. Conversely, end users of a commodity seeking to hedge against

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a rise in prices generally must purchase futures contracts at a price higher than the expected future cash price. Therefore, the price of a commodity derivative may fluctuate based on whether the predominant hedgers in the market are producers or users of the commodity.
The ability of an Underlying ETF that intends to qualify as a regulated investment company to invest in commodity-linked derivative instruments may be limited by its intention to so qualify, and could adversely affect such Underlying ETF’s ability to so qualify. If such an Underlying ETF’s investments in commodity-linked derivative instruments were to exceed applicable limits or if such investments were to be recharacterized for U.S. federal income tax purposes, the Underlying ETF might be unable to qualify as a regulated investment company for one or more years, which would adversely affect the value of the Underlying ETF. If such an Underlying ETF were to fail to qualify as a regulated investment company, such failure might also cause a Portfolio that invests in such Underlying ETF to fail to so qualify.
Real Estate Investment Risk
Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance is especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.
Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.
TIPS and Inflation-Linked Bonds Risk
The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. If the Portfolio purchases, in the secondary market, inflation-protected securities whose principal values have been adjusted upward due to inflation since issuance, the Portfolio may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are

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generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Portfolio Turnover Risk
The investment techniques and strategies utilized by the Underlying ETFs might result in a high degree of portfolio turnover. In addition, the Underlying ETFs’ turnover rates may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in an Underlying ETF’s investment adviser. High portfolio turnover rates will increase the Underlying ETFs’ transaction costs, which can adversely affect the returns on the Portfolio’s investments in those Underlying ETFs.
Additional Indirect Risks of Investing in the Portfolio
The returns from the types of securities in which an Underlying ETF invests may underperform returns from the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.
The shares of the Underlying ETFs may trade at a premium or discount to their net asset value. The market value of Underlying ETF shares may differ from the shares’ net asset value. The net asset value of Underlying ETF shares fluctuate with the changes in the market value of the Underlying ETF’s holdings, while the trading price of Underlying ETF shares fluctuate in accordance with changes in net asset value as well as market supply and demand.
The Underlying ETFs may be non-diversified and, therefore, can hold securities of a smaller number of issuers and can invest a larger percentage of their assets in a single issuer than a diversified ETF. As a result, the Underlying ETFs will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.
Another area of risk involves the potential focus of an Underlying ETF’s assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If an Underlying ETF invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Underlying ETF’s share price may fluctuate more widely than the value of shares of an ETF that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which an Underlying ETF may invest in more heavily will vary. Moreover, an Underlying ETF that invests a substantial portion of its assets in related sectors may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.
The Underlying ETF’s returns may deviate from those of its index. Factors such as the fees and expenses of the Underlying ETFs, imperfect correlation between an Underlying ETF’s securities and those in its index, rounding of prices, and changes to the index and to regulatory policies may affect an Underlying ETF’s ability to achieve close correlation with its

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index. Certain securities comprising the indices tracked by the Underlying ETFs may, from time to time, temporarily be unavailable, which may further impede the Underlying ETFs’ ability to track their applicable indices.
Certain Underlying ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other Underlying ETFs are actively managed ETFs (i.e., they do not track a particular benchmark), and are therefore subject to active management risk. An active secondary market in Underlying ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an Underlying ETF’s shares will continue to be listed on an active exchange. There is a risk that an Underlying ETF may terminate due to extraordinary events. For example, any of the service providers to an Underlying ETF, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the Underlying ETF, and the Underlying ETF may not be able to find a substitute service provider. Also, certain Underlying ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the Underlying ETFs may also terminate. In addition, an Underlying ETF may terminate if its net assets fall below a certain amount.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Understanding the Portfolio
The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds1 (previously defined as Underlying ETFs), including, but not limited to, S&P 500® ETF Trust, series of the Select Sector SPDR Trust, SPDR Series Trust, SPDR Index Shares Funds, iShares® Trust, iShares®, Inc., and Vanguard ETFs™ of the Vanguard® Index Funds.2 Each Underlying ETF invests primarily in equity securities or in fixed income securities, as applicable, typically in an effort to replicate the performance of a market index. Because the Portfolio invests in other investment companies rather than in individual securities, the Portfolio is considered a “fund of funds” and bears a proportionate share of the expenses charged by the Underlying ETFs in which it invests.

[1]	Exchange-traded funds are managed investment companies that hold a portfolio of common stocks, bonds or other securities that are typically designed to track the performance of a certain market index or market sector, such as the S&P 500® Index. An exchange-traded fund is a fund that is traded like a stock on a securities exchange and may be purchased and sold throughout the trading day based on its market price. An Underlying ETF that tracks the performance of a particular market index will hold the same stocks or bonds as the index it tracks (or a sampling of the stocks or bonds that are represented by that index in a proportion meant to track the performance of the entire index), so its market price generally reflects the value of the index at any given time. Exchange-traded funds are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees fees and marketing expenses. Therefore, exchange-traded fund shareholders pay their proportionate share of these expenses.

[2]	iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates (“BlackRock”). The Portfolio is not sponsored, endorsed, sold, or promoted by BlackRock. BlackRock makes no representations or warranties to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in the Portfolio or the iShares Trust or iShares, Inc. BlackRock has no obligation or liability in connection with the operation, marketing, or trading of the Portfolio.

SPDRs® is a trademark of Standard & Poor’s Financial Services LLC., licensed for use by State Street Global Advisors. The Portfolio is not sponsored, sold or endorsed by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio.

Vanguard® and Vanguard ETFs™ are trademarks of The Vanguard Group, Inc. (“Vanguard”). The Portfolio is not sponsored, endorsed, sold, or promoted by Vanguard. Vanguard makes no representations or warranties to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in the Portfolio or the Vanguard ETFs™. Vanguard has no obligation or liability in connection with the operation, marketing, or trading of the Portfolio.

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The Portfolio allocates its assets among various asset classes. Equity investments can include, but are not limited to, varying market capitalization categories (large, mid and small), real estate investment trusts, and foreign developed and emerging markets. Allocations to fixed income asset classes may include government, inflation protected government (both U.S. Treasury Inflation Protected Securities and equivalent foreign securities), investment grade corporate debt securities and lower rated, higher-yielding debt securities (commonly referred to as “junk bonds”) and cash/money market. In addition, SSGA FM may also make allocations to investments in other asset classes. Such asset classes could include, but are not limited to, commodities (through investments such as exchange-traded notes), international bonds, and country/regional investment vehicles. SSGA FM establishes specific investment percentages for the asset classes and then selects the Underlying ETFs in which the Portfolio invests based on, among other factors, the historical performance of each Underlying ETF and/or asset class, future risk/return expectations, and SSGA FM’s outlook for the economy, interest rates and financial markets. These allocations reflect varying degrees of potential investment risk and reward. The allocation between equity and fixed income Underlying ETFs reflects greater or lesser emphasis on growth of capital and pursuing current income.
SSGA FM may choose to achieve a target allocation to cash by entering into repurchase agreements, directly purchasing money market instruments, or purchasing Underlying ETFs that invest in cash securities. SSGA FM may add new Underlying ETFs or replace existing Underlying ETFs at its discretion. SSGA FM intends to invest the Portfolio’s assets primarily in Underlying ETFs, but is not limited to these types of investments and may invest in other types of securities, including repurchase agreements, exchange-traded notes, exchange traded grantor trusts and other open-end investment companies, including high yield bond funds and money market funds.
SSGA FM will regularly review the Portfolio’s asset allocation among equities, fixed income, cash/cash equivalents and other asset classes, (e.g., commodities) including the investment allocations within such asset classes and may make changes in the allocation as the market and economic outlook changes. Generally, it is anticipated that changes among the asset classes will be within a range of plus or minus 5 percentage points per quarter; however, SSGA FM may at times make larger allocation changes if it believes market conditions warrant a larger change.
Because the Portfolio invests in Underlying ETFs, you should look for information about these Underlying ETFs in the applicable Underlying ETF prospectuses. Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Portfolio, however, the Underlying ETFs are not available as investment options under the Contracts and you would not have the potential to benefit from the allocation services provided by SSGA FM.
More detailed information about the Portfolio’s investments in the Underlying ETFs is available from the Trust at the following website www.brighthousefinancial.com/products/fund-resources.
The Portfolio will invest new assets and reinvest dividends based on the Portfolio’s target allocations at such time. However, the Portfolio’s allocations could change substantially over time as the Underlying ETFs’ asset values change due to market movements and portfolio management decisions.

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SSGA FM has broad discretion to allocate and reallocate the assets of the Portfolio among Underlying ETFs consistent with the Portfolio’s investment objective and policies and target allocations. SSGA FM may allocate or reallocate a portion of the Portfolio’s assets into an Underlying ETF for which SSGA FM serves as investment adviser or in the case of an Underlying ETF that is a unit investment trust for which SSGA Trust Company (“SSGA Trust Co.”), an affiliate of SSGA FM, serves as trustee (collectively, “Affiliated Underlying ETFs”). SSGA FM or SSGA Trust Co. receives investment advisory fees or trustee fees from Affiliated Underlying ETFs, and therefore, on occasions where SSGA FM allocates the Portfolio assets to an Affiliated Underlying ETF, in addition to the advisory fee charged to the Portfolio for asset allocation services, the Portfolio will also pay SSGA FM or SSGA Trust Co. its proportionate share of the advisory fee or trustee fee charged to the Affiliated Underlying ETF. In this regard, SSGA FM has an incentive to select and invest the Portfolio’s assets in Affiliated Underlying ETFs. Also, SSGA FM may believe that certain Affiliated Underlying ETFs could benefit from additional assets or could be harmed by redemptions. As a fiduciary, SSGA FM is obligated to disregard these considerations in managing the Portfolio and has adopted policies and procedures reasonably designed to ensure that Underlying ETFs are selected based on the investment objective and strategies of the Portfolio and without consideration of any benefit to SSGA FM or SSGA Trust Co. in connection with making such investments.
Investment Objectives
The Portfolio’s stated investment objectives can be changed without shareholder approval.
Investment Policies
The Portfolio and Underlying ETFs have adopted policies that set, for example, minimum and maximum percentages of their respective assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s of Underlying ETF’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities.

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The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Portfolio Turnover
Although the Portfolio generally does not engage in active and frequent trading of portfolio securities, the Underlying ETFs may do so in an attempt to achieve their investment objectives.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1⁄3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value

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of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other

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compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Underlying ETFs and the Portfolio invest, which could result in material adverse consequences for such issuers, and may cause the Underlying ETFs’ and the Portfolio’s investments to lose value. In addition, cyber-attacks involving an Underlying ETF or Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Underlying ETFs or the Portfolio, which may result in losses to the Underlying ETFs and the Portfolio and their shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Underlying ETFs or the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price their investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Descriptions
The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging market indices.
The Blended Index is a composite index computed by BIA, consisting of 30% S&P 500 Index, 2% S&P MidCap 400 Index, 3% S&P 600 Index, 13% MSCI World ex-U.S. Index, 2% S&P/Citigroup World ex-U.S. Range < 2 Billion USD Index, 5% MSCI Emerging Markets IMI, 3% MSCI U.S. IMI Real Estate 25/50 Index, 2% Dow Jones Global ex-U.S. Select Real Estate Securities Index, 23% Bloomberg Barclays U.S. Aggregate Bond Index,

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10% Bloomberg Barclays High Yield Very Liquid Index, 5% Bloomberg Barclays U.S. TIPS Index, and 2% Bloomberg Barclays 1-3 Month U.S. T-Bill Index.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.330% of the first $500 million of such assets plus 0.300% of such assets over $500 million. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.31% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

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The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.06% of the Portfolio’s average daily net assets.
SSGA Funds Management, Inc., One Iron Street, Boston, Massachusetts 02210, is the Subadviser to the Portfolio. SSGA FM is a wholly-owned subsidiary of State Street Global Advisors, Inc., which is itself a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2020, SSGA FM had approximately $676.9 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2020, SSGA had approximately $3.4 trillion in assets under management.
The Portfolio is managed by SSGA’s ISG. Key professionals primarily involved in the day-to-day portfolio management for the Portfolio include Timothy Furbush, CFA, CMT, and Michael Martel.
Mr. Furbush is a Vice President of SSGA FM and a Senior Portfolio Manager in SSGA’s ISG. He is responsible for developing and implementing customized investment approaches for clients, including strategic and tactical global balanced funds as well as equitization and overlay strategies. Prior to his current role, Mr. Furbush worked for SSGA’s Intermediary Business Group as a Research Analyst providing value added research, educational tools and practice management services to financial advisers. Mr. Furbush rejoined SSGA in 2007.
Mr. Martel is a Managing Director of SSGA FM and the Head of Portfolio Management in the Americas for SSGA’s ISG. In this role, he is responsible for the design and management of multi-asset class strategies geared towards meeting the investment objectives of a broad and diverse client base. His work with clients includes aligning assets with long- and short-term investment objectives, tactical asset allocation, and employing overlay strategies to enhance return and better manage risks. Prior to this role, Mr. Martel led ISG’s Exposure Management Team. He has been working in the investment management field since 1992.

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Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the

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particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Fund of Funds Structure
Each Underlying ETF will have other shareholders, each of whom, along with the Portfolio, will pay their proportionate share of the Underlying ETF’s expenses. As a shareholder of an Underlying ETF, the Portfolio will have the same voting rights as other shareholders.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue

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Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a

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portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

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The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading,

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especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in an Underlying ETF that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent an Underlying ETF invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If an Underlying ETF invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Underlying ETF calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). The Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the use of fair value pricing by an Underlying ETF is expected to reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Underlying ETF’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.

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The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
Investments in Underlying ETFs by the Portfolio are valued at the closing market quotations for the Underlying ETFs’ shares in which the Portfolio invests. For information about the pricing policies of the Underlying ETFs, including the circumstances under which the Underlying ETFs will use fair value pricing and the effects of fair value pricing, please refer to the prospectuses for the Underlying ETFs. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
SSGA Growth and Income ETF Portfolio

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.12	$10.93	$12.52	$11.10	$11.41

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.32	0.29	0.29	0.31
Net realized and unrealized gain (loss)	0.85	1.78	(1.01)	1.49	0.34

Total income (loss) from investment operations	1.10	2.10	(0.72)	1.78	0.65

Less Distributions
Distributions from net investment income	(0.34)	(0.31)	(0.32)	(0.32)	(0.30)
Distributions from net realized capital gains	(0.40)	(0.60)	(0.55)	(0.04)	(0.66)

Total distributions	(0.74)	(0.91)	(0.87)	(0.36)	(0.96)

Net Asset Value, End of Period	$12.48	$12.12	$10.93	$12.52	$11.10

Total Return (%) (b)	10.14	19.88	(6.29)	16.21	6.03

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.32	0.32	0.32	0.32	0.32
Ratio of net investment income to average net assets (%) (d)	2.20	2.77	2.39	2.43	2.75
Portfolio turnover rate (%)	72	57	34	39	60
Net assets, end of period (in millions)	$28.4	$27.9	$26.7	$31.1	$28.7

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.02	$10.84	$12.42	$11.02	$11.33

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.29	0.25	0.25	0.27
Net realized and unrealized gain (loss)	0.84	1.77	(0.99)	1.48	0.35

Total income (loss) from investment operations	1.06	2.06	(0.74)	1.73	0.62

Less Distributions
Distributions from net investment income	(0.31)	(0.28)	(0.29)	(0.29)	(0.27)
Distributions from net realized capital gains	(0.40)	(0.60)	(0.55)	(0.04)	(0.66)

Total distributions	(0.71)	(0.88)	(0.84)	(0.33)	(0.93)

Net Asset Value, End of Period	$12.37	$12.02	$10.84	$12.42	$11.02

Total Return (%) (b)	9.83	19.61	(6.52)	15.86	5.78

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.57	0.57	0.57	0.57	0.57
Ratio of net investment income to average net assets (%) (d)	1.94	2.52	2.13	2.17	2.46
Portfolio turnover rate (%)	72	57	34	39	60
Net assets, end of period (in millions)	$2,204.1	$2,232.3	$2,118.1	$2,601.4	$2,531.1
Please see following page for Financial Highlights footnote legend.

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SSGA Growth and Income ETF Portfolio

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.05	$10.88	$12.46	$11.05	$11.36

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.30	0.27	0.26	0.28
Net realized and unrealized gain (loss)	0.85	1.76	(1.00)	1.49	0.35

Total income (loss) from investment operations	1.08	2.06	(0.73)	1.75	0.63

Less Distributions
Distributions from net investment income	(0.32)	(0.29)	(0.30)	(0.30)	(0.28)
Distributions from net realized capital gains	(0.40)	(0.60)	(0.55)	(0.04)	(0.66)

Total distributions	(0.72)	(0.89)	(0.85)	(0.34)	(0.94)

Net Asset Value, End of Period	$12.41	$12.05	$10.88	$12.46	$11.05

Total Return (%) (b)	10.01	19.57	(6.39)	16.02	5.87

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.47	0.47	0.47	0.47	0.47
Ratio of net investment income to average net assets (%) (d)	2.03	2.62	2.25	2.25	2.54
Portfolio turnover rate (%)	72	57	34	39	60
Net assets, end of period (in millions)	$8.3	$9.0	$8.5	$9.7	$9.6

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.

(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I
T. Rowe Price Mid Cap Growth Portfolio
Class A, Class B and Class E Shares
PROSPECTUS
April 30, 2021

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

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T. Rowe Price Mid Cap Growth Portfolio

PORTFOLIO SUMMARY:
Investment Objective
Long-term growth of capital.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class E
Management Fee	0.75%	0.75%	0.75%
Distribution and/or Service (12b‑1) Fees	None	0.25%	0.15%
Other Expenses	0.03%	0.03%	0.03%

Total Annual Portfolio Operating Expenses	0.78%	1.03%	0.93%
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$80	$249	$433	$966
Class B	$105	$328	$569	$1,259
Class E	$95	$296	$515	$1,143
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies
T. Rowe Price Associates, Inc. (“T. Rowe Price” or “Subadviser”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s net assets in a diversified portfolio of common stocks, including common stocks purchased through initial public offerings (“IPOs”), of mid cap companies whose earnings T. Rowe Price expects to grow at a faster rate than the average company. T. Rowe Price defines mid cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400® Index or the Russell Midcap Growth Index. As of December 31, 2020, the market capitalizations of companies in the S&P MidCap 400 Index ranged from $1.5 billion to $22.2 billion. As of December 31, 2020, the market capitalizations of companies in the Russell Midcap Growth Index ranged from $585 million to $58.9 billion. The market capitalization of the companies and the S&P and Russell indices change over time. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns because the company’s market capitalization grows or falls outside this range. The Portfolio may, from time to time, emphasize one or more sectors.
As “growth” investors, T. Rowe Price believes that when a company’s earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. In selecting investments, T. Rowe Price generally favors companies that:

∎	have proven products or services;

∎	have a record of above-average earnings growth;

∎	have demonstrated potential to sustain earnings growth;

∎	have a connection to industries experiencing increasing demand; or

∎	have stock prices that appear to undervalue their growth prospects.

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In pursuing the Portfolio’s investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an opportunity for substantial appreciation. These situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.
While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, in keeping with the Portfolio’s objectives. The Portfolio may invest up to 25% of its assets in foreign securities. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.
Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that, due to current market conditions, that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Focused Investment Risk.    Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note

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that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	2nd – 2020	27.78%
Lowest Quarter	1st – 2020	-23.22%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	10 Years
Class A	24.30%	16.36%	14.77%
Class B	23.92%	16.05%	14.48%
Class E	24.09%	16.19%	14.60%
Russell Midcap Growth Index (reflects no deduction for mutual fund fees or expenses)	35.59%	18.65%	15.04%
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.    T. Rowe Price Associates, Inc., is the subadviser to the Portfolio.
Portfolio Manager.    Brian W. H. Berghuis, Chairman of the T. Rowe Price Mid-Cap Growth Fund Investment Advisory committee, has managed the Portfolio since 2003.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s

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return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These

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fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which the Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of

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foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and

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consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Focused Investment Risk
A Portfolio that invests a substantial portion of its assets in a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is

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subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of

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exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1⁄3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.

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Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which

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may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of 0.750% of the average daily net assets of the Portfolio. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.71% of the Portfolio’s average daily net assets.

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A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.
Voluntary Fee Waiver
BIA has voluntarily agreed to waive its investment advisory fee by the amount waived by the Portfolio’s subadviser pursuant to a voluntary subadvisory fee waiver. This voluntary advisory fee waiver is dependent on the satisfaction of certain conditions and may be terminated by BIA at any time. The SAI provides more information about this fee waiver.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio manager. The portfolio manager of the Portfolio is indicated below following a brief description of the Subadviser. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the subcontract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.46% of the Portfolio’s average daily net assets.
T. ROWE PRICE ASSOCIATES, INC., 100 East Pratt Street, Baltimore, Maryland 21202, is the Subadviser to the Portfolio. T. Rowe Price was founded in 1937. As of December 31, 2020, T. Rowe Price and its affiliates managed approximately $1.4 trillion in assets for individual and institutional investor accounts.

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The investment management decisions for the Portfolio are made by an Investment Advisory Committee. Brian W. H. Berghuis acts as Chairman of the Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio’s investment program. Mr. Berghuis has been chairman of the T. Rowe Price Mid-Cap Growth Fund’s Investment Advisory committee since 1992. He joined T. Rowe Price in 1985 and his investment experience dates from 1983.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect

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the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other

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things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.

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Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.

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The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.

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Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long‑term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s

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assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures

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approved by, and under the general supervision of, the Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
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Selected per share data
	Class A
	Year Ended December 31,
	2020		2019		2018	2017	2016
Net Asset Value, Beginning of Period	$11.24		$10.19		$11.92	$10.37	$11.39

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	) (c)	0.03		0.03	0.01	0.01	(b)
Net realized and unrealized gain (loss)	2.40		3.00		(0.12)	2.51	0.64

Total income (loss) from investment operations	2.40		3.03		(0.09)	2.52	0.65

Less Distributions
Distributions from net investment income	(0.03)		(0.03)		0.00	0.00	0.00
Distributions from net realized capital gains	(1.13)		(1.95)		(1.64)	(0.97)	(1.67)

Total distributions	(1.16)		(1.98)		(1.64)	(0.97)	(1.67)

Net Asset Value, End of Period	$12.48		$11.24		$10.19	$11.92	$10.37

Total Return (%) (d)	24.30		31.42		(2.01)	25.13	6.52

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78		0.78		0.78	0.78	0.78
Net ratio of expenses to average net assets (%) (e)	0.74		0.74		0.74	0.74	0.73
Ratio of net investment income (loss) to average net assets (%)	(0.04)		0.27		0.26	0.11	0.11	(b)
Portfolio turnover rate (%)	24		21		24	25	26
Net assets, end of period (in millions)	$640.8		$601.8		$527.7	$670.2	$590.7

	Class B
	Year Ended December 31,
	2020		2019		2018	2017	2016
Net Asset Value, Beginning of Period	$10.06		$9.29		$11.02	$9.68	$10.77

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)		0.00	(c)	0.00 (c)	(0.02)	(0.01	)(b)
Net realized and unrealized gain (loss)	2.12		2.72		(0.09)	2.33	0.59

Total income (loss) from investment operations	2.09		2.72		(0.09)	2.31	0.58

Less Distributions
Distributions from net investment income	(0.00	)(f)	(0.00	)(f)	0.00	0.00	0.00
Distributions from net realized capital gains	(1.13)		(1.95)		(1.64)	(0.97)	(1.67)

Total distributions	(1.13)		(1.95)		(1.64)	(0.97)	(1.67)

Net Asset Value, End of Period	$11.02		$10.06		$9.29	$11.02	$9.68

Total Return (%) (d)	24.03	(g)	31.07		(2.19)	24.74	6.22

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03		1.03		1.03	1.03	1.03
Net ratio of expenses to average net assets (%) (e)	0.99		0.99		0.99	0.99	0.98
Ratio of net investment income (loss) to average net assets (%)	(0.29)		0.02		0.01	(0.14)	(0.14	)(b)
Portfolio turnover rate (%)	24		21		24	25	26
Net assets, end of period (in millions)	$1,157.6		$1,057.5		$920.9	$1,089.8	$994.8
Please see following page for Financial Highlights footnote legend.

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T. Rowe Price Mid Cap Growth Portfolio

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017		2016
Net Asset Value, Beginning of Period	$10.54	$9.65	$11.38	$9.96		$11.02

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)	0.01	0.01	(0.00	)(c)	(0.00	)(b)(c)
Net realized and unrealized gain (loss)	2.23	2.84	(0.10)	2.39		0.61

Total income (loss) from investment operations	2.21	2.85	(0.09)	2.39		0.61

Less Distributions
Distributions from net investment income	(0.01)	(0.01)	0.00	0.00		0.00
Distributions from net realized capital gains	(1.13)	(1.95)	(1.64)	(0.97)		(1.67)

Total distributions	(1.14)	(1.96)	(1.64)	(0.97)		(1.67)

Net Asset Value, End of Period	$11.61	$10.54	$9.65	$11.38		$9.96

Total Return (%) (d)	24.09	31.30	(2.11)	24.85		6.36

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	0.93	0.93	0.93		0.93
Net ratio of expenses to average net assets (%) (e)	0.89	0.89	0.89	0.89		0.88
Ratio of net investment income (loss) to average net assets (%)	(0.19)	0.12	0.11	(0.04)		(0.04	)(b)
Portfolio turnover rate (%)	24	21	24	25		26
Net assets, end of period (in millions)	$24.8	$23.7	$20.2	$24.1		$21.2

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Net investment income per share and the ratio of net investment income to average net assets include a non‑recurring refund for overbilling of prior years’ custodian out‑of‑pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.

(c)	Net investment income (loss) was less than $0.01.

(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020)

(f)	Distributions from net investment income were less than $0.01.

(g)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section included in the Portfolio’s annual report for the period ended December 31, 2020.

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I
Invesco Global Equity Portfolio
Class A, Class B and Class E Shares
PROSPECTUS
April 30, 2021

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

Invesco Global Equity Portfolio

PORTFOLIO SUMMARY:
Investment Objective
Capital appreciation.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class E
Management Fee	0.66%		0.66%		0.66%
Distribution and/or Service (12b‑1) Fees	None		0.25%		0.15%
Other Expenses	0.04%		0.04%		0.04%

Total Annual Portfolio Operating Expenses	0.70%		0.95%		0.85%
Fee Waiver *	(0.13%	)	(0.13%	)	(0.13%	)

Net Operating Expenses	0.57%		0.82%		0.72%

*	Brighthouse Investment Advisers, LLC has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the management fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$58	$211	$377	$858
Class B	$84	$290	$513	$1,155
Class E	$74	$258	$459	$1,037
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 9% of the average value of its portfolio.
Principal Investment Strategies
Invesco Advisers, Inc. (“Invesco” or “Subadviser”), subadviser to the Portfolio, invests under normal circumstances at least 80% of the Portfolio’s net assets in equity securities (primarily common stock) of U.S. and foreign-based companies. Equity securities also include preferred stocks and securities convertible into common or preferred stocks. The Portfolio may invest without limit in foreign securities and may invest in any country, including countries with developed or emerging markets. However, the Portfolio generally emphasizes its investments in developed markets such as the United States, Western European countries and Japan. The Portfolio does not limit its investments to companies in a particular capitalization range, but generally focuses its investments in mid‑ and large‑cap companies.
The Portfolio is not required to allocate its investments in any set percentages in any particular country. The Portfolio normally will invest in at least three countries (one of which may be the United States). Typically, the Portfolio invests in a number of different countries. The Portfolio may also invest in derivatives.
Stock Selection
Invesco primarily looks for quality companies, regardless of domicile, that have sustainable growth. Invesco’s investment approach combines a thematic approach to idea generation with bottom-up, fundamental company analysis. Invesco seeks to identify secular changes in the world and looks for pockets of durable change that it believes will drive global growth for the next decade. These large scale structural themes are referred to

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collectively as MANTRA®: Mass Affluence, New Technology, Restructuring, and Aging. Invesco does not target a fixed allocation with regard to any particular theme, and may choose to focus on various sub-themes within each theme. Within each sub-theme, Invesco employs fundamental company analysis to select investments for the Portfolio’s investment portfolio. The economic characteristics Invesco seeks include a combination of high return on invested capital, good cash flow characteristics, high barriers to entry, dominant market share, a strong competitive position, talented management, and balance sheet strength that Invesco believes will enable the company to fund its own growth. These criteria may vary. Invesco also considers how industry dynamics, market trends and general economic conditions may affect a company’s earnings outlook.
Invesco has a long-term investment horizon of typically three to five years. Invesco also has a contrarian buy discipline; it buys high quality companies that fit its investment criteria when their valuations underestimate their long-term earnings potential. For example, a company’s stock price may dislocate from its fundamental outlook due to a short-term earnings glitch or negative, short-term market sentiment, which can give rise to an investment opportunity. Invesco monitors individual issuers for changes in earnings potential or other effects of changing market conditions that may trigger a decision to sell a security, but do not require a decision to do so.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates.
Emerging Markets Risk.    In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.
Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

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Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Convertible Securities Risk.    Investments in convertible securities may be subject to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy), interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise) and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer, or the Portfolio may be forced to convert a convertible security, at a time and a price that is disadvantageous to the Portfolio.
Focused Investment Risk.    Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. Effective April 29, 2013, OppenheimerFunds, Inc. (“Oppenheimer”), the former subadviser to the Portfolio, became the subadviser to the Portfolio. The historical performance shown for the Portfolio prior to that date is the performance of the Oppenheimer Global Equity Portfolio of Brighthouse Funds Trust II (the “Trust II Predecessor Fund”) managed by Oppenheimer using the same investment objective and strategies as the Portfolio. Effective May 24, 2019, Invesco Ltd. acquired Oppenheimer (the “Acquisition”). In connection with the Acquisition, Invesco became the subadviser to the Portfolio. There were no changes to the Portfolio’s portfolio managers, investment objective or principal investment strategies and risks in connection with the Acquisition.
Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	2nd – 2020	25.50%
Lowest Quarter	1st – 2020	-21.74%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	10 Years
Class A	27.92%	15.13%	11.83%
Class B	27.58%	14.84%	11.55%
Class E	27.69%	14.96%	11.66%
MSCI ACWI (All Country World Index) (reflects no deduction for mutual fund fees or expenses)	16.25%	12.25%	9.13%
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.    Invesco Advisers, Inc., is the subadviser to the Portfolio.

Portfolio Manager.    John Delano, CFA, Portfolio Manager, is the portfolio manager of the Portfolio. Mr. Delano was co-manager of the Portfolio from 2017 to 2019 and has been portfolio manager of the Portfolio since 2019.

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Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s

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return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These

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fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which the Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of

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foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Emerging Markets Risk
Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose withholding and other taxes, some of which may be confiscatory, on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.
The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries. Many emerging market countries are heavily dependent on international trade and have fewer trading partners than developed countries, which makes them more sensitive to world commodity prices and economic downturns in other countries.

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The fiscal and monetary policies of emerging market countries may result in sudden or high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.
Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or

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underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.

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Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
On October 28, 2020, the Securities and Exchange Commission adopted Rule 18f-4 under the 1940 Act, which, once effective, will apply to the Portfolio’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior Securities and Exchange Commission guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The application of Rule 18f-4 to the Portfolio could restrict the Portfolio’s ability to utilize derivative investments and financing transactions and prevent the Portfolio from implementing its principal investment strategies in the manner that it has historically, which may result in changes to the Portfolio’s principal investment strategies and could adversely affect the Portfolio’s performance.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Convertible Securities Risk
Investments in convertible securities are subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit and counterparty risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio. The Portfolio also may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Portfolio’s return.
The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Nearly all debt securities, including debt securities that are convertible into equity securities, are subject to some credit risk, which may vary depending upon whether the

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issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. Government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. Government agency, instrumentality, or corporation; or otherwise supported by the United States. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if an issuer’s or a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.
Convertible securities subject the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
The values of convertible securities are subject to change when prevailing interest rates change. The value of convertible securities tends to decline when prevailing interest rates rise and, conversely, tends to increase when interest rates go down. As the value of the common stock underlying a convertible security declines, the convertible security’s sensitivity to changes in prevailing interest rates tends to increase. The income generated by convertible securities may decline when prevailing interest rates decline and, conversely, increase when interest rates rise.
Focused Investment Risk
A Portfolio that invests a substantial portion of its assets in a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

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For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1⁄3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally

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take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology

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and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although

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the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging market indices.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.700% of the first $100 million of such assets plus 0.680% of such assets over $100 million up to $250 million plus 0.670% of such assets over $250 million up to $500 million plus 0.660% of such assets over $500 million up to $750 million plus 0.650% of such assets over $750 million. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.54% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.

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Contractual Fee Waiver
BIA has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the management fee for each class of the Portfolio to the annual rate of 0.590% of the first $100 million of the Portfolio’s average daily net assets, 0.540% of the next $200 million of such assets, 0.510% of the next $50 million of such assets, 0.530% of the next $250 million of such assets, and 0.520% of such assets over $600 million. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
Voluntary Fee Waiver
BIA has voluntarily agreed to waive a portion of its investment advisory fee to reflect a portion of the savings from the application of a discount to the subadvisory fee payable by BIA to Invesco. This voluntary advisory fee waiver is dependent on the satisfaction of certain conditions and may be terminated by BIA at any time.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio manager. The portfolio manager of the Portfolio is indicated below following a brief description of the Subadviser. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.25% of the Portfolio’s average daily net assets.

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INVESCO ADVISERS, INC., 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, is the Subadviser to the Portfolio. Invesco, as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Today, Invesco advises or manages investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. Invesco is an indirect wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2020, Invesco Ltd. managed approximately $1.3 trillion in assets.
John Delano, CFA, was co-manager of the Portfolio from 2017 to 2019 and has been portfolio manager of the Portfolio since 2019. Mr. Delano has been Portfolio Manager of Invesco since 2019 and was Senior Portfolio Manager of Oppenheimer, the former subadviser to the Portfolio, from 2017 to 2019. He was a Vice President and Director of Equity Research, Global Team, of Oppenheimer from 2010 to 2019. From 2007 to 2010, he served as Director of Equity Research, Growth Team, of Oppenheimer.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

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YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders.

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However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio,

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other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.

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Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among

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sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long‑term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.

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Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.

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27

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
Invesco Global Equity Portfolio

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$23.28	$20.45	$26.14	$19.28	$20.49

Income (Loss) from Investment Operations
Net investment income (a)	0.04	0.20	0.28	0.21	0.23 (b)
Net realized and unrealized gain (loss)	6.37	5.90	(3.18)	6.91	(0.24)

Total income (loss) from investment operations	6.41	6.10	(2.90)	7.12	(0.01)

Less Distributions
Distributions from net investment income	(0.21)	(0.26)	(0.33)	(0.26)	(0.23)
Distributions from net realized capital gains	(0.06)	(3.01)	(2.46)	0.00	(0.97)

Total distributions	(0.27)	(3.27)	(2.79)	(0.26)	(1.20)

Net Asset Value, End of Period	$29.42	$23.28	$20.45	$26.14	$19.28

Total Return (%) (c)	27.92	31.91	(12.96)	37.12	0.46

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.70	0.70	0.71	0.71	0.71
Net ratio of expenses to average net assets (%) (d)(e)	0.58	0.59	0.61	0.60	0.63
Ratio of net investment income to average net assets (%)	0.18	0.91	1.12	0.90	1.23 (b)
Portfolio turnover rate (%)	9	8	17	9	19
Net assets, end of period (in millions)	$1,071.4	$970.2	$834.2	$1,052.8	$925.5

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$23.13	$20.33	$25.99	$19.18	$20.38

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)	0.15	0.22	0.15	0.19 (b)
Net realized and unrealized gain (loss)	6.33	5.85	(3.16)	6.86	(0.24)

Total income (loss) from investment operations	6.31	6.00	(2.94)	7.01	(0.05)

Less Distributions
Distributions from net investment income	(0.15)	(0.19)	(0.26)	(0.20)	(0.18)
Distributions from net realized capital gains	(0.06)	(3.01)	(2.46)	0.00	(0.97)

Total distributions	(0.21)	(3.20)	(2.72)	(0.20)	(1.15)

Net Asset Value, End of Period	$29.23	$23.13	$20.33	$25.99	$19.18

Total Return (%) (c)	27.58	31.57	(13.14)	36.73	0.20

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	0.95	0.96	0.96	0.96
Net ratio of expenses to average net assets (%) (d)(e)	0.83	0.84	0.86	0.85	0.88
Ratio of net investment income (loss) to average net assets (%)	(0.07)	0.67	0.87	0.65	1.01 (b)
Portfolio turnover rate (%)	9	8	17	9	19
Net assets, end of period (in millions)	$392.1	$363.1	$319.4	$407.1	$354.0
Please see following page for Financial Highlights footnote legend.

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Invesco Global Equity Portfolio

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$23.18	$20.37	$26.04	$19.21	$20.41

Income (Loss) from Investment Operations
Net investment income (a)	0.01	0.17	0.24	0.17	0.21 (b)
Net realized and unrealized gain (loss)	6.34	5.87	(3.17)	6.89	(0.24)

Total income (loss) from investment operations	6.35	6.04	(2.93)	7.06	(0.03)

Less Distributions
Distributions from net investment income	(0.18)	(0.22)	(0.28)	(0.23)	(0.20)
Distributions from net realized capital gains	(0.06)	(3.01)	(2.46)	0.00	(0.97)

Total distributions	(0.24)	(3.23)	(2.74)	(0.23)	(1.17)

Net Asset Value, End of Period	$29.29	$23.18	$20.37	$26.04	$19.21

Total Return (%) (c)	27.69	31.71	(13.07)	36.90	0.31

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.85	0.86	0.86	0.86
Net ratio of expenses to average net assets (%) (d)(e)	0.73	0.74	0.76	0.75	0.78
Ratio of net investment income to average net assets (%)	0.03	0.77	0.97	0.75	1.12 (b)
Portfolio turnover rate (%)	9	8	17	9	19
Net assets, end of period (in millions)	$22.1	$20.9	$18.1	$24.2	$20.6

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Net investment income per share and the ratio of net investment income to average net assets include a non‑recurring refund for overbilling of prior years’ custodian out‑of‑pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.

(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2020 and 2019 (see Note 5 of the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎	By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I
Brighthouse/Templeton International Bond Portfolio
Class A and Class B Shares
PROSPECTUS
April 30, 2021

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

Brighthouse/Templeton International Bond Portfolio

PORTFOLIO SUMMARY:
Investment Objective
Current income with capital appreciation and growth of income.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B
Management Fee	0.60%	0.60%
Distribution and/or Service (12b‑1) Fees	None	0.25%
Other Expenses	0.08%	0.08%

Total Annual Portfolio Operating Expenses	0.68%	0.93%
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$69	$218	$379	$847
Class B	$95	$296	$515	$1,143
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 37% of the average value of its portfolio.
Principal Investment Strategies
Franklin Advisers, Inc. (“Franklin Advisers” or “Subadviser”), subadviser to the Portfolio, invests, under normal market conditions, at least 80% of the Portfolio’s net assets in “bonds.” Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures, as well as inflation-indexed securities issued by governments and government agencies located around the world.
The Portfolio may also invest in securities that are linked to or derive their value from another security, asset or currency of any nation. In addition, the Portfolio’s assets will be invested in issuers located in at least three countries (including the U.S.). The Portfolio’s investments in U.S. issuers will not exceed 20% of its net assets. The Portfolio may invest a significant portion of its total assets in developing or emerging markets.
Although the Portfolio may buy bonds rated in any category, it focuses on “investment grade” bonds. These are issues rated in the top four rating categories by independent rating agencies such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc., or, if unrated, determined by Franklin Advisers to be of comparable quality. The Portfolio may invest up to 25% of its total assets in bonds that are rated below investment grade (or unrated but determined to be of comparable quality). Such securities are sometimes referred to as “junk bonds.” Split rated bonds (bonds that receive different ratings from two or more rating agencies) will be considered to have the higher credit rating.
The Portfolio may invest in debt securities of any maturity, and the average maturity or duration of debt securities in the Portfolio’s portfolio will fluctuate depending on Franklin Advisers’ outlook on changing market, economic, and political conditions.
For purposes of pursuing its investment objective, the Portfolio regularly enters into currency-related transactions

3

involving certain derivative instruments, including currency and cross currency forwards, currency and currency index futures contracts, and currency options. The use of derivative currency transactions may allow the Portfolio to obtain net long or net negative (short) exposure to selected currencies. The Portfolio may also enter into various other transactions involving derivatives, including financial futures contracts (such as interest rate or bond futures), swap agreements (which may include interest rate and credit default swaps), and options (including options on such contracts). The use of these derivative transactions may allow the Portfolio to obtain net long or net negative (short) exposures to selected interest rates, countries, duration or credit risks. The Portfolio may use any of the above currency techniques or other derivative transactions for the purposes of enhancing Portfolio returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in currency exchange rates, interest rates and other market factors. The Portfolio may buy and sell futures contracts that trade on U.S. and foreign exchanges. Franklin Advisers considers various factors, such as availability and cost, in deciding whether to use a particular derivative instrument or strategy.
The Portfolio may, at times, maintain a large position in cash and cash equivalents (including money market funds).
The Portfolio is non‑diversified, which means that it can hold securities of a smaller number of issuers and can invest a larger percentage of its assets in a single issuer than a diversified portfolio.
Franklin Advisers allocates the Portfolio’s assets based upon its assessment of changing market, political and economic conditions. Franklin Advisers considers various factors, including evaluation of interest and currency exchange rate changes and credit risks. Franklin Advisers’ assessment may lead to investments that deviate significantly from its benchmark and therefore the Portfolio’s performance may vary significantly from its benchmark.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Emerging Markets Risk.    In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.
Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in

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4

interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.

Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
High Yield Debt Security Risk.    High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.
Non-Diversification Risk.    To the extent that the Portfolio holds securities of a smaller number of issuers or invests a larger percentage of its assets in a single issuer than a diversified portfolio, the value of the Portfolio, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.
Credit Default Swap Risk.    Credit default swaps may increase credit and counterparty risk (depending on whether the Portfolio is the buyer or seller of the swaps), and they may be illiquid. Credit default swaps also may be difficult to value, especially in the event of market disruptions. Credit default swap transactions in which the Portfolio is the seller may require that the Portfolio sell portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet segregation requirements.
Short Sale and Short Position Risk.    The Portfolio will incur a loss from a short sale or short position if the value of the security sold short or the reference instrument, in the case of a short position, increases after the time the Portfolio entered into the short sale or short position. Short sales and short positions generally involve a form of leverage, which can exaggerate a Portfolio’s losses. A Portfolio that engages in a short sale or short position may lose more money than the actual cost of the short sale or short position and its potential losses may be unlimited if the Portfolio does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position. Any gain from a short sale or short position will be offset in whole or in part by the transaction costs associated with the short sale or short position.
TIPS and Inflation-Linked Bonds Risk.    The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including Treasury Inflation Protected Securities, may experience greater losses than other fixed income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Interest Rate Swap Risk.    The risk of interest rate swaps includes changes in market conditions that may affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. Certain interest rate swap arrangements also involve the risk that they do not fully offset adverse changes in interest rates. Interest rate swaps may be illiquid and may be difficult to trade or value, especially in the event of market disruptions. Under certain market conditions, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not used the swap agreement.

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5

Forward and Futures Contract Risk.    The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so; (vii) the possibility that the Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse; (viii) the possibility that position or trading limits will preclude the Subadviser from taking positions in certain futures contracts on behalf of the Portfolio; and (ix) the risks typically associated with foreign investments to the extent the Portfolio invests in futures contracts traded on markets outside the United States.
Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Focused Investment Risk.    Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	4th – 2016	6.13%
Lowest Quarter	3rd – 2011	-7.19%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	10 Years
Class A	-5.75%	-0.34%	1.06%
Class B	-5.91%	-0.58%	0.81%
FTSE World Government Bond Index (“WGBI”) ex-U.S. (reflects no deduction for mutual fund fees or expenses)	10.78%	5.17%	1.88%
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.

Subadviser.    Franklin Advisers, Inc., is the Subadviser to the Portfolio.
Portfolio Managers.    Michael Hasenstab, Ph.D., Executive Vice President, Portfolio Manager and Chief Investment Officer, Templeton Global Macro, Christine Yuhui Zhu, Vice President, Portfolio Manager and Director of Portfolio Construction and Quantitative

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Analysis of Templeton Global Macro, and Calvin Ho, Ph.D., Senior Vice President, Portfolio Manager and Director of Research of Templeton Global Macro, have managed the Portfolio since its inception in 2009, 2014, and 2019, respectively.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s

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return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.

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The terms of investments, financings or other transactions to which the Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States.

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The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Emerging Markets Risk
Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments

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in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose withholding and other taxes, some of which may be confiscatory, on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.
The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries. Many emerging market countries are heavily dependent on international trade and have fewer trading partners than developed countries, which makes them more sensitive to world commodity prices and economic downturns in other countries.
The fiscal and monetary policies of emerging market countries may result in sudden or high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.
Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates may impact the yield of the Portfolio’s investments in fixed income securities and may increase the risk that, if followed by rising interest rates, the Portfolio’s performance will be negatively impacted. The Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price. When interest rates rise, repayments of fixed income

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securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. In determining whether to increase or decrease interest rates, central banks typically consider, among other factors, the current state of the economy and markets, economic and financial forecasts, and the general economic outlook. There can be no assurance that the actions taken by central banks will have their intended effect.
The U.S. Government and the U.S. Federal Reserve have taken steps to support financial markets, including by keeping interest rates at low levels. The U.S. Federal Reserve has in the past reduced its market support activities. A reduction or withdrawal of U.S. Federal Reserve or other governmental support, including interest rate increases, could reduce the value of debt securities in which the Portfolio invests.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

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The Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio in respect of the counterparty’s obligations to the Portfolio or recovering collateral that the Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
High Yield Debt Security Risk
High yield debt securities, or “junk bonds”, are securities that are rated below “investment grade” or are not rated but are of equivalent quality. A Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than a Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid.
A Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit and counterparty risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.
A Portfolio that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio, or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Portfolio’s Subadviser to be of comparable quality (“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. A Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. A Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

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Non-Diversification Risk
The Portfolio is non-diversified, which means that it can hold securities of a smaller number of issuers and can invest a larger percentage of its assets in a single issuer than a diversified portfolio. To the extent that the Portfolio holds securities of a smaller number of issuers or invests a larger percentage of its assets in a single issuer than a diversified portfolio, the value of the Portfolio, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.
Credit Default Swap Risk
Credit default swap contracts, a type of derivative, involve special risks and may result in losses to the Portfolio. Credit default swaps may be illiquid, and they may increase credit and counterparty risk (depending on whether the Portfolio is the buyer or seller of the swaps). Where the Portfolio buys a credit default swap, the Portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. If the Portfolio’s Subadviser is incorrect in its assessment of the issuer of the referenced obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into a credit default swap contract.
As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. Developments in the swap market, including potential government regulation, could adversely affect the Portfolio’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.
When the Portfolio is the seller of a credit default swap contract, the Portfolio effectively adds leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. Credit default swap transactions in which the Portfolio is the seller may require that the Portfolio sell portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet segregation requirements.
To mitigate counterparty risk, the Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. To mitigate leveraging risk when the Portfolio is the seller of a credit default swap contract, the Portfolio will segregate or “earmark” liquid assets in an amount equal to the full notional amount of the swap (less any amounts owed to the Portfolio from the buyer of the swap). Although segregation of assets will ensure that the Portfolio has assets available to satisfy its obligations with respect to the swap transaction and will limit any potential leveraging of the Portfolio’s portfolio, it will not limit the Portfolio’s exposure to loss from the swap transaction.
Short Sale and Short Position Risk
The Portfolio may sell short shares of a security when it continues to hold other shares of that same security or when it holds other securities convertible or exchangeable into the securities sold short, or the Portfolio may sell short securities it does not own. The Portfolio may also enter into a short position through other means, including futures contracts, swap agreements and other derivative positions. A portfolio may enter into a short sale or short position with

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respect to a security or reference instrument, in the case of a short position, when it expects the value of the security or reference instrument to decline. The Portfolio will incur a loss if the value of the security sold short or the reference instrument increases after the time the Portfolio entered into the short sale or short position. This loss will be equal to the increase in the value of the security sold short or the reference instrument from the time that the short sale or short position was opened plus any transaction costs associated with the short sale or short position. Short sales and short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses. A portfolio that engages in a short sale or short position may lose more money than the actual cost of the short sale or short position and its potential losses may be unlimited if the Portfolio does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position. Any gain from a short sale or short position will be offset in whole or in part by the transaction costs associated with the short sale or short position. In addition, the Portfolio’s short sales and/or short positions will limit its ability to benefit fully from increases in the relevant securities markets. If the Portfolio borrows the securities that it sells short, the Portfolio is generally obligated to return the security to the lender at a later date and pay the lender of the security fees and any dividends or interest that accrue on the security during the period of the loan.
TIPS and Inflation-Linked Bonds Risk
The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. If the Portfolio purchases, in the secondary market, inflation-protected securities whose principal values have been adjusted upward due to inflation since issuance, the Portfolio may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Interest Rate Swap Risk
Interest rate swaps may be illiquid, and they subject the Portfolio to credit and counterparty risk. The risk of interest rate swaps includes changes in market conditions that affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. Under certain market conditions, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not used the swap agreement. However, barring a default by the swap counterparty, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Portfolio is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Portfolio upon early termination of the swap.
The absence of a central exchange or market for interest rate swap agreements may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Certain interest rate swaps are required to be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty

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credit risk, it may disrupt or limit the swap market and may not result in interest rate swaps being easier to trade or value. In a cleared swap, the clearinghouse will be the counterparty to the transaction, so the Portfolio will assume the risk that the clearinghouse may be unable to perform its obligations.
Participants in swaps that are not cleared are not as protected as participants on organized exchanges or through clearinghouses, because performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Portfolio is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. If the counterparty to an interest rate swap transaction defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.
In addition, if a swap transaction is particularly large or if the relevant market is illiquid, the Portfolio may not be able to establish or liquidate a position at an advantageous time or price, which may result in losses.
Forward and Futures Contract Risk
The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so.
Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Portfolio to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).
The Portfolio will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. The Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. For example, in the event of an insolvency of the futures commission merchant, the Portfolio may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or realize the value of any increase in the

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price of its positions. The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and may impose sanctions or restrictions. In addition, the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the CFTC to establish speculative position limits on listed futures and economically equivalent over-the-counter (“OTC”) derivatives. Regulatory action taken by the CFTC to establish these additional position limits may adversely affect the market liquidity of the futures contracts, options and economically equivalent derivatives in which the Portfolio may invest. It is possible that, as a result of such limits, the Portfolio’s Subadviser will be precluded from taking positions in certain futures contracts or OTC derivatives as a result of positions held by other clients of the Subadviser or by the Subadviser or its affiliates themselves.
Futures contracts traded on markets outside the United States are not generally subject to regulation by the CFTC or other U.S. regulatory entities, including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Portfolio may not be afforded the same protections as are afforded those payments in the United States, including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

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Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
On October 28, 2020, the Securities and Exchange Commission adopted Rule 18f-4 under the 1940 Act, which, once effective, will apply to the Portfolio’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior Securities and Exchange Commission guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The application of Rule 18f-4 to the Portfolio could restrict the Portfolio’s ability to utilize derivative investments and financing transactions and prevent the Portfolio from implementing its principal investment strategies in the manner that it has historically, which may result in changes to the Portfolio’s principal investment strategies and could adversely affect the Portfolio’s performance.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Focused Investment Risk
A Portfolio that invests a substantial portion of its assets in a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.

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Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1⁄3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.

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Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which

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may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The FTSE World Government Bond Index (“WGBI”) ex-U.S. is a market capitalization weighted index of bonds issued by governments primarily in Europe and Asia.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.

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As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of 0.600% of the average daily net assets of the Portfolio. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.60% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020, to December 31, 2020.
Contractual Fee Waiver
BIA has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.600% of the first $1 billion of the Portfolio’s average daily net assets and 0.580% of such assets over $1 billion. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.30% of the Portfolio’s average daily net assets.

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Franklin Advisers, Inc., One Franklin Parkway, San Mateo, California 94403-1906, is the Subadviser to the Portfolio. Franklin Advisers is a direct, wholly-owned subsidiary of Franklin Resources, Inc. Together, Franklin Resources, Inc., and its affiliates managed approximately $1.4 trillion in assets as of December 31, 2020.
Michael Hasenstab, Ph.D., is Executive Vice President, Portfolio Manager and Chief Investment Officer for Templeton Global Macro. He has primary responsibility for day-to-day management of the Portfolio. Dr. Hasenstab first joined Franklin Templeton Investments in 1995, rejoining again in 2001 after a three-year leave to obtain his Ph.D.
Christine Yuhui Zhu is Vice President, Portfolio Manager, and Director of Portfolio Construction and Quantitative Analysis for Templeton Global Macro, where she focuses on portfolio construction, dispersion management, performance attribution and risk management. She has been with Franklin Templeton Investments since 2007.
Calvin Ho, Ph.D., is Senior Vice President and Director of Research of Templeton Global
Macro and a portfolio manager of the Portfolio since 2019. Dr. Ho has worked with
Templeton Global Macro since 2005 and has specialized in global macroeconomic analysis, provided input on major portfolio decisions, and served as lead research analysist on foreign exchange modeling, and has over 13 years of experience in the financial sector.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of

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the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

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Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.

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Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid

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securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long‑term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

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Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long‑term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer

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engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting

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systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
Brighthouse/Templeton International Bond Portfolio

Selected per share data
	Class A
	Year Ended December 31,
	2020		2019	2018	2017		2016
Net Asset Value, Beginning of Period	$9.48		$10.22	$10.08	$10.04		$9.96

Income (Loss) from Investment Operations
Net investment income (a)	0.29		0.43	0.40	0.35		0.25
Net realized and unrealized loss	(0.84)		(0.28)	(0.26)	(0.31)		(0.14)

Total income (loss) from investment operations	(0.55)		0.15	0.14	0.04		0.11

Less Distributions
Distributions from net investment income	(0.62)		(0.87)	0.00	0.00		0.00
Distributions from net realized capital gains	0.00		(0.02)	0.00	(0.00	)(b)	(0.03)
Distributions from return of capital	(0.00	)(c)	0.00	0.00	0.00		0.00

Total distributions	(0.62)		(0.89)	0.00	0.00		(0.03)

Net Asset Value, End of Period	$8.31		$9.48	$10.22	$10.08		$10.04

Total Return (%) (d)	(5.75)		1.44	1.29	0.44		1.07

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68		0.68	0.70	0.70		0.69
Net ratio of expenses to average net assets (%) (e)	0.68		0.68	0.70	0.69		0.69
Ratio of net investment income to average net assets (%)	3.36		4.35	3.95	3.39		2.57
Portfolio turnover rate (%)	37		31	34	68		15
Net assets, end of period (in millions)	$988.4		$1,037.7	$1,144.8	$1,245.4		$1,229.2

	Class B
	Year Ended December 31,
	2020		2019	2018	2017		2016
Net Asset Value, Beginning of Period	$9.33		$10.07	$9.96	$9.94		$9.89

Income (Loss) from Investment Operations
Net investment income (a)	0.27		0.40	0.37	0.32		0.22
Net realized and unrealized loss	(0.82)		(0.28)	(0.26)	(0.30)		(0.14)

Total income (loss) from investment operations	(0.55)		0.12	0.11	0.02		0.08

Less Distributions
Distributions from net investment income	(0.60)		(0.84)	0.00	0.00		0.00
Distributions from net realized capital gains	0.00		(0.02)	0.00	(0.00	)(b)	(0.03)
Distributions from return of capital	(0.00	)(c)	0.00	0.00	0.00		0.00

Total distributions	(0.60)		(0.86)	0.00	0.00		(0.03)

Net Asset Value, End of Period	$8.18		$9.33	$10.07	$9.96		$9.94

Total Return (%) (d)	(5.91)		1.17	1.10 (f)	0.24	(f)	0.77 (f)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93		0.93	0.95	0.95		0.94
Net ratio of expenses to average net assets (%) (e)	0.93		0.93	0.95	0.94		0.94
Ratio of net investment income to average net assets (%)	3.12		4.11	3.69	3.13		2.32
Portfolio turnover rate (%)	37		31	34	68		15
Net assets, end of period (in millions)	$43.5		$44.4	$45.5	$52.5		$55.1

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Distributions from net realized capital gains were less than $0.01.

(c)	Distributions from return of capital were less than $0.01.

(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

(f)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section included in the Portfolio’s annual report for the period ended December 31, 2020.

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I
Brighthouse Small Cap Value Portfolio
Class A and Class B Shares
PROSPECTUS
April 30, 2021

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

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Brighthouse Small Cap Value Portfolio

PORTFOLIO SUMMARY:
Investment Objective
Long-term capital appreciation.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B
Management Fee	0.75%		0.75%
Distribution and/or Service (12b‑1) Fees	None		0.25%
Other Expenses	0.04%		0.04%
Acquired Fund Fees and Expenses	0.08%		0.08%

Total Annual Portfolio Operating Expenses	0.87%		1.12%
Fee Waiver *	(0.01%	)	(0.01%	)

Net Operating Expenses	0.86%		1.11%

*	Brighthouse Investment Advisers, LLC has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$88	$277	$481	$1,072
Class B	$113	$355	$616	$1,362
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 38% of the average value of its portfolio.
Principal Investment Strategies
Delaware Investments Fund Advisers (“DIFA”) and Wells Capital Management Incorporated (“WellsCap”) (each a “Subadviser” and together, the “Subadvisers”), subadvisers to the Portfolio, invest the Portfolio’s assets, under normal circumstances, in equity securities of small companies whose stock price appears to be below their underlying value and who exhibit the potential for above average capital growth. Under normal circumstances, the Portfolio expects to invest at least 80% of its net assets in securities of companies that are considered small. The Portfolio considers a “small company” to be one whose market capitalization is within the range of capitalizations during the most recent 12-month period of companies in the Russell 2000® Index or the S&P Small Cap 600® Index at the time of investment (based on month-end data).
The Portfolio may invest up to 25% of its assets in foreign securities and up to 15% of its assets in real estate investment trusts (“REITs”). The Portfolio may, from time to time, emphasize one or more sectors.
In identifying companies in which to invest, the Subadvisers may consider, among other factors, a company’s financial strength, its management, its cash flow, its use of financial leverage, and its price-to-earnings ratio. The Subadvisers also may consider the prospects for a company’s industry, whether or not the company is out of favor in the marketplace as reflected in the company’s stock price, and whether or not the company is undergoing a reorganization or other change that may create a more favorable outlook going forward. The Portfolio will generally sell an investment when there has been a fundamental change in the business or capital structure of the company which significantly affects the

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investment’s inherent value, when a portfolio holding’s stock price nears its intrinsic value appreciation target, the industry or general market environment becomes unfavorable, or a Subadviser identifies a more attractive investment opportunity.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates.
Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Real Estate Investment Risk.    Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.
Focused Investment Risk.    Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. Effective December 1, 2014, DIFA and WellsCap became the subadvisers to the Portfolio. Investment performance prior to that date may not be representative of the performance the Portfolio would have achieved had DIFA and WellsCap been its subadvisers and had its current principal investment strategies then been in effect.

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4

Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	4th – 2020	30.61%
Lowest Quarter	1st – 2020	-35.28%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	10 Years
Class A	-0.32%	10.01%	8.37%
Class B	-0.57%	9.74%	8.09%
Russell 2000 Value Index (reflects no deduction for mutual fund fees or expenses)	4.63%	9.65%	8.66%
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadvisers.    Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust, and Wells Capital Management Incorporated are the subadvisers to the Portfolio.
Portfolio Managers.    Christopher S. Beck, CFA, Executive Director and Chief Investment Officer - US Small-Mid Cap Value Equity, and Steven G. Catricks, CFA, Kelley McKee Carabasi, CFA, and Kent P. Madden, CFA, each Vice President and Senior Portfolio Manager, all with DIFA, have managed the Portfolio since 2014. Michael Foley, CFA, Vice President and Senior Portfolio Manager, has managed the Portfolio since 2019.
James M. Tringas, CFA, Managing Director and Senior Portfolio Manager, and Bryant VanCronkhite, CFA, CPA, Managing Director and Senior Portfolio Manager, each with WellsCap, have managed the Portfolio since 2014.
Purchase and Sale of Portfolio Shares

Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s

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return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These

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fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which the Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of

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foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries

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will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Real Estate Investment Risk
Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance is especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.

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Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.
Focused Investment Risk
A Portfolio that invests a substantial portion of its assets in a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Portfolio’s Subadvisers may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.

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Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1⁄3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss

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of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadvisers, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and

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impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index.

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ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadvisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadvisers to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadvisers, allocating the assets of the Portfolio between the Subadvisers, and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA normally allocates new investments in the Portfolio evenly between the Subadvisers. Although BIA reserves the right to re-allocate or re-balance the Portfolio’s assets between the Subadvisers at its discretion and without advance notice, BIA has not historically done so. BIA pays the fees of the Subadvisers for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.750% of the first $1 billion of such assets plus 0.700% of such assets over $1 billion. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.74% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreements with the Subadvisers is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.
Contractual Fee Waiver
BIA has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.750% of the first $500 million of the Portfolio’s average daily net assets, 0.725% of such assets over $500 million up to $1 billion, and 0.650% of such assets over $1 billion. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
The Subadvisers
Under the terms of the agreement between each Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker‑dealers. The Subadvisers follow the investment policies set by BIA and the Board of

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Trustees for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the responsibility of the Subadvisers’ portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of each Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays each Subadviser a fee based on the average daily net assets of the portion of the Portfolio managed by the Subadviser. The Portfolio is not responsible for the fees paid to the Subadvisers. For the year ended December 31, 2020, BIA paid to the Subadvisers an aggregate investment subadvisory fee of 0.46% of the Portfolio’s average daily net assets.
DELAWARE INVESTMENTS FUND ADVISERS, 100 Independence, 610 Market Street, Philadelphia, Pennsylvania 19106-2354, is a subadviser to the Portfolio and manages a portion of the Portfolio’s assets. DIFA is a series of Macquarie Investment Management Business Trust, which is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). DIFA and its predecessors have been managing funds since 1938. MMHI, the subadviser and other subsidiaries of MMHI are together known as Macquarie Investment Management (“MIM”). MIM manages, as of December 31, 2020, $268 billion in assets, including mutual funds, separate accounts, and other investment vehicles.
Christopher S. Beck has primary responsibility for making day-to-day investment decisions for the Portfolio, and Mr. Beck regularly consults with Steven Catricks, Kent Madden, Kelley McKee Carabasi, and Michael Foley.
Christopher S. Beck, CFA, Executive Director, Chief Investment Officer - US Small-Mid Cap Value Equity, leads the firm’s US Small-Mid Cap Value Equity team. He joined MIM in 1997 as a vice president and senior portfolio manager.
Steven G. Catricks, CFA, Vice President and Senior Portfolio Manager, is a portfolio manager for the US Small-Mid Cap Value Equity team. He joined MIM in 2001 as a senior equity analyst, performing research and analysis for the firm’s Emerging Growth Equity team.
Kent P. Madden, CFA, Vice President and Senior Portfolio Manager, is a portfolio manager for the US Small-Mid Cap Value Equity team. He joined MIM in 2004 as an equity analyst.

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Kelley McKee Carabasi, CFA, Vice President and Senior Portfolio Manager, is a portfolio manager for the US Small-Mid Cap Value Equity team. She joined MIM in 2005 as an equity analyst.
Michael Foley, CFA, Vice President and Senior Portfolio Manager, is a portfolio manager for the US Small-Mid Cap Value Equity team. He joined MIM in 2015 as a senior equity analyst.
WELLS CAPITAL MANAGEMENT INCORPORATED, 525 Market Street, San Francisco, California 94105, is a subadviser to the Portfolio and manages a portion of the Portfolio’s assets. As of December 31, 2020, WellsCap had approximately $501.6 billion in assets under management.
James M. Tringas, CFA, is Managing Director and Senior Portfolio Manager with the Special Global Equity team. He joined WellsCap in 1994.
Bryant VanCronkhite, CFA, CPA, is Managing Director and Senior Portfolio Manager with the Special Global Equity team. He joined WellsCap in 2003.

Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

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YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

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The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

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The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”).

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Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial

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intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long‑term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.

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Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if

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there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
Brighthouse Small Cap Value Portfolio

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$15.76	$13.54	$17.01	$15.94	$12.62

Income (Loss) from Investment Operations
Net investment income (a)	0.17	0.23	0.20	0.23	0.18
Net realized and unrealized gain (loss)	(0.46)	3.50	(2.53)	1.61	3.69

Total income (loss) from investment operations	(0.29)	3.73	(2.33)	1.84	3.87

Less Distributions
Distributions from net investment income	(0.20)	(0.18)	(0.22)	(0.19)	(0.18)
Distributions from net realized capital gains	(0.55)	(1.33)	(0.92)	(0.58)	(0.37)

Total distributions	(0.75)	(1.51)	(1.14)	(0.77)	(0.55)

Net Asset Value, End of Period	$14.72	$15.76	$13.54	$17.01	$15.94

Total Return (%) (b)	(0.32)	29.06 (c)	(14.97)	11.98	31.56

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	0.79	0.78	0.78	0.79
Net ratio of expenses to average net assets (%) (d)	0.78	0.78	0.77	0.78	0.78
Ratio of net investment income to average net assets (%)	1.37	1.54	1.23	1.41	1.34
Portfolio turnover rate (%)	38	25	29	22	27
Net assets, end of period (in millions)	$828.7	$567.7	$475.3	$566.0	$565.6

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$15.58	$13.39	$16.84	$15.79	$12.50

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.19	0.16	0.18	0.15
Net realized and unrealized gain (loss)	(0.44)	3.47	(2.52)	1.60	3.65

Total income (loss) from investment operations	(0.31)	3.66	(2.36)	1.78	3.80

Less Distributions
Distributions from net investment income	(0.17)	(0.14)	(0.17)	(0.15)	(0.14)
Distributions from net realized capital gains	(0.55)	(1.33)	(0.92)	(0.58)	(0.37)

Total distributions	(0.72)	(1.47)	(1.09)	(0.73)	(0.51)

Net Asset Value, End of Period	$14.55	$15.58	$13.39	$16.84	$15.79

Total Return (%) (b)	(0.57)	28.78 (c)	(15.23)	11.70	31.25

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.04	1.04	1.03	1.03	1.04
Net ratio of expenses to average net assets (%) (d)	1.03	1.03	1.02	1.03	1.03
Ratio of net investment income to average net assets (%)	1.08	1.29	0.97	1.16	1.11
Portfolio turnover rate (%)	38	25	29	22	27
Net assets, end of period (in millions)	$395.6	$406.8	$361.2	$476.0	$490.4

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes gains from settlement of security litigations; excluding these gains, the total return for Class A and Class B would have been 28.49% and 28.20%, respectively for the year ended December 31,2019.

(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I

Invesco Comstock Portfolio
Class A and Class B Shares
PROSPECTUS
April 30, 2021

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

Invesco Comstock Portfolio

PORTFOLIO SUMMARY:
Investment Objectives
Capital growth and income.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B
Management Fee	0.57%		0.57%
Distribution and/or Service (12b‑1) Fees	None		0.25%
Other Expenses	0.03%		0.03%

Total Annual Portfolio Operating Expenses	0.60%		0.85%
Fee Waiver *	(0.01%	)	(0.01%	)

Net Operating Expenses	0.59%		0.84%

*	Brighthouse Investment Advisers, LLC has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$60	$191	$334	$749
Class B	$86	$270	$470	$1,048
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 39% of the average value of its portfolio.
Principal Investment Strategies
Invesco Advisers, Inc. (“Invesco” or “Subadviser”), subadviser to the Portfolio, invests the Portfolio’s assets, under normal circumstances, in equity securities, consisting principally of common stocks. Under normal market conditions, the Portfolio invests at least 80% of its net assets in common stocks at the time of investment. The Portfolio may also invest in preferred stocks, indexed securities and securities convertible into common and preferred stocks.
In selecting securities for investment, the Portfolio focuses primarily on the security’s potential for capital growth and income. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies that are believed by Invesco to possess the potential for capital growth and income. Invesco generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. Invesco will consider selling a security if it meets one or more of the following criteria: (1) the target price of the investment has been realized and Invesco no longer considers the company undervalued, (2) a better value opportunity is identified, or (3) research shows that the company is experiencing deteriorating fundamentals beyond Invesco’s tolerable level and the trend is likely to be a long-term issue.
The Portfolio may invest in issuers of any size, although Invesco focuses on companies with a market capitalization in excess of $2 billion.
The Portfolio may invest up to 25% of its total assets in securities of foreign issuers (including issuers in emerging

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market countries, i.e., those that are in the initial stages of their industrial cycle) and depositary receipts.
The Portfolio may also invest up to 10% of its net assets in real estate investment trusts (“REITs”).
The Portfolio may utilize derivative instruments, including S&P 500® futures, for cash management purposes and forward currency exchange contracts for currency hedging purposes.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.
Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Real Estate Investment Risk.    Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.
Convertible Securities Risk.    Investments in convertible securities may be subject to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less credit worthy), interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise) and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer, or the Portfolio may be forced to convert a convertible security, at a time and a price that is disadvantageous to the Portfolio.
Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the

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anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Focused Investment Risk.    Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	4th – 2020	22.29%
Lowest Quarter	1st – 2020	-31.88%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	10 Years
Class A	-0.27%	8.89%	9.68%
Class B	-0.51%	8.62%	9.40%
Russell 1000 Value Index (reflects no deduction for mutual fund fees or expenses)	2.80%	9.73%	10.50%
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.    Invesco Advisers, Inc. is the subadviser to the Portfolio.
Portfolio Managers.    Kevin Holt (co-lead manager) and Devin Armstrong (co-lead manager), Charles DyReyes and James Warwick, Portfolio Managers, have managed the Portfolio since 2005, 2007, 2016 and 2007, respectively.
Purchase and Sale of Portfolio Shares

Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s

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return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These

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fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which the Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of

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foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally be more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be

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unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Real Estate Investment Risk
Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the

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real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance is especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.
Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.
Convertible Securities Risk
Investments in convertible securities are subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit and counterparty risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio. The Portfolio also may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Portfolio’s return.
The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Nearly all debt securities, including debt securities that are convertible into equity securities, are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. Government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. Government agency, instrumentality, or corporation; or otherwise supported by the United States. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if an issuer’s or a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

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Convertible securities subject the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
The values of convertible securities are subject to change when prevailing interest rates change. The value of convertible securities tends to decline when prevailing interest rates rise and, conversely, tends to increase when interest rates go down. As the value of the common stock underlying a convertible security declines, the convertible security’s sensitivity to changes in prevailing interest rates tends to increase. The income generated by convertible securities may decline when prevailing interest rates decline and, conversely, increase when interest rates rise.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its

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obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
On October 28, 2020, the Securities and Exchange Commission adopted Rule 18f-4 under the 1940 Act, which, once effective, will apply to the Portfolio’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior Securities and Exchange Commission guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The application of Rule 18f-4 to the Portfolio could restrict the Portfolio’s ability to utilize derivative investments and financing transactions and prevent the Portfolio from implementing its principal investment strategies in the manner that it has historically, which may result in changes to the Portfolio’s principal investment strategies and could adversely affect the Portfolio’s performance.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Focused Investment Risk
A Portfolio that invests a substantial portion of its assets in a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objectives
The Portfolio’s stated investment objectives can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all

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limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1⁄3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by

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government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within

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software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold

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cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.650% of the first $500 million of such assets plus 0.600% of such assets over $500 million up to $1 billion plus 0.525% of such assets over $1 billion. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.55% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.
Contractual Fee Waiver
BIA has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.650% of the first

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$500 million of the Portfolio’s average daily net assets, 0.600% of such assets over $500 million up to $1 billion, 0.500% of such assets over $1 billion up to $2 billion and 0.475% of such assets over $2 billion. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
Voluntary Fee Waiver
BIA has voluntarily agreed to waive a portion of its investment advisory fee to reflect a portion of the savings from the application of a discount to the subadvisory fee payable by BIA to Invesco. This voluntary advisory fee waiver is dependent on the satisfaction of certain conditions and may be terminated by BIA at any time.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.30% of the Portfolio’s average daily net assets.
INVESCO ADVISERS, INC., 1555 Peachtree, N.E., Atlanta, Georgia 30309, is the Subadviser to the Portfolio. Invesco, as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Today, Invesco advises or manages investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. Invesco is an

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indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2020, Invesco Ltd. managed approximately $1.3 trillion in assets.
The Portfolio is currently managed by Invesco’s Large Cap Value team. The team is made up of established investment professionals. Current members of the team include Kevin Holt, Devin Armstrong, Charles DyReyes and James Warwick.
Mr. Holt, Co-lead Manager, has been associated with Invesco and/or its affiliates since 2010.
Mr. Armstrong, Co-lead Manager, has been associated with Invesco and/or its affiliates since 2010. As co-lead managers of the Portfolio, Mr. Holt and Mr. Armstrong are responsible for the execution of the overall strategy of the Portfolio.
Mr. DyReyes, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2015. From 2010 to 2015, he served as a senior equity analyst with Brandywine Global Investment Management.
Mr. Warwick, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2010.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

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YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders.

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However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase

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payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b‑1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also,

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the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

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Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long‑term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on

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closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting

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systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
Invesco Comstock Portfolio

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.18	$13.26	$16.38	$14.66	$13.97

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.31	0.29	0.26	0.33
Net realized and unrealized gain (loss)	(0.55)	2.77	(2.05)	2.29	1.85

Total income (loss) from investment operations	(0.28)	3.08	(1.76)	2.55	2.18

Less Distributions
Distributions from net investment income	(0.30)	(0.36)	(0.14)	(0.38)	(0.40)
Distributions from net realized capital gains	(0.76)	(1.80)	(1.22)	(0.45)	(1.09)

Total distributions	(1.06)	(2.16)	(1.36)	(0.83)	(1.49)

Net Asset Value, End of Period	$12.84	$14.18	$13.26	$16.38	$14.66

Total Return (%) (b)	(0.27)	25.26	(11.91)	18.28	17.64

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	0.59	0.59	0.58	0.59
Net ratio of expenses to average net assets (%) (c)(d)	0.57	0.56	0.56	0.55	0.57
Ratio of net investment income to average net assets (%)	2.41	2.28	1.85	1.73	2.43
Portfolio turnover rate (%)	39	23	19	24	16
Net assets, end of period (in millions)	$1,456.1	$1,458.6	$1,284.2	$1,815.9	$1,401.0

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.09	$13.18	$16.29	$14.58	$13.90

Income (Loss) from Investment Operations
Net investment income (a)	0.24	0.28	0.25	0.22	0.29
Net realized and unrealized gain (loss)	(0.55)	2.75	(2.04)	2.29	1.84

Total income (loss) from investment operations	(0.31)	3.03	(1.79)	2.51	2.13

Less Distributions
Distributions from net investment income	(0.26)	(0.32)	(0.10)	(0.35)	(0.36)
Distributions from net realized capital gains	(0.76)	(1.80)	(1.22)	(0.45)	(1.09)

Total distributions	(1.02)	(2.12)	(1.32)	(0.80)	(1.45)

Net Asset Value, End of Period	$12.76	$14.09	$13.18	$16.29	$14.58

Total Return (%) (b)	(0.51)	24.95	(12.15)	18.02	17.30

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.84	0.84	0.83	0.84
Net ratio of expenses to average net assets (%) (c)(d)	0.82	0.81	0.81	0.80	0.82
Ratio of net investment income to average net assets (%)	2.16	2.03	1.61	1.48	2.18
Portfolio turnover rate (%)	39	23	19	24	16
Net assets, end of period (in millions)	$935.3	$958.1	$855.1	$1,112.2	$1,076.8

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

(d)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2020, 2019, 2018 and 2017, respectively (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I

Morgan Stanley Discovery Portfolio
Class A, Class B and Class E Shares
PROSPECTUS
April 30, 2021

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

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Morgan Stanley Discovery Portfolio

PORTFOLIO SUMMARY:
Investment Objective
Capital appreciation.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class E
Management Fee	0.64%		0.64%		0.64%
Distribution and/or Service (12b‑1) Fees	None		0.25%		0.15%
Other Expenses	0.02%		0.02%		0.02%

Total Annual Portfolio Operating Expenses	0.66%		0.91%		0.81%
Fee Waiver *	(0.03%	)	(0.03%	)	(0.03%	)

Net Operating Expenses	0.63%		0.88%		0.78%

*	Brighthouse Investment Advisers, LLC has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$64	$208	$365	$820
Class B	$90	$287	$501	$1,117
Class E	$80	$256	$447	$999
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 107% of the average value of its portfolio.
Principal Investment Strategies
Morgan Stanley Investment Management Inc. (“MSIM” or “Subadviser”), subadviser to the Portfolio, seeks to invest the Portfolio’s assets, under normal circumstances, in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. MSIM emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. MSIM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Portfolio may invest significantly in companies with emerging growth characteristics, such as, but not limited to, rapid growth or reinvestment of profits. Due to fluctuations in the value of such companies, the Portfolio’s performance may vary more widely from its benchmark than mid-cap growth funds that do not invest as heavily in such companies.
Under normal market conditions, the Portfolio invests at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, MSIM defines medium-sized companies as companies with capitalizations within the range of companies represented in the Russell Midcap Growth Index. As of December 31, 2020, the market capitalizations of companies in the Russell Midcap Growth Index ranged from $585 million to $58.9 billion. The Portfolio may also invest in common stocks and other equity securities of small- and large-sized companies.
The Portfolio invests primarily in common stocks, including through initial public offerings (“IPOs”), and

3

also may invest in other equity securities, such as private placements, preferred stock and rights or warrants to purchase securities.
The Portfolio may invest up to 25% of its assets in securities of foreign issuers, including issuers in emerging market or developing countries, and securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers.
The Portfolio may invest in derivatives to obtain investment exposure or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. The Portfolio may use derivatives such as currency-related options and futures for these purposes. These instruments may be used for any investment purpose, including, for example, to lower the Portfolio’s exposure to certain risks (e.g., fluctuations in the values of foreign currencies).
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.
Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which

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increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Focused Investment Risk.    Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	2nd – 2020	74.97%
Lowest Quarter	3rd – 2011	-19.15%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	10 Years
Class A	153.77%	38.34%	21.41%
Class B	153.11%	37.99%	21.11%
Class E	153.37%	38.14%	21.23%
Russell Midcap Growth Index (reflects no deduction for mutual fund fees or expenses)	35.59%	18.65%	15.04%
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.    Morgan Stanley Investment Management Inc. is the subadviser to the Portfolio.
Portfolio Managers.    Dennis Lynch, Sam Chainani, Jason Yeung, Armistead Nash, and David Cohen, each a Managing Director of MSIM, and Alexander Norton, an Executive Director of MSIM, have managed the Portfolio since 2006, 2006, 2007, 2008, 2006, and 2006, respectively.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s

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return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These

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fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which the Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of

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foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be

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unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference

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instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
On October 28, 2020, the Securities and Exchange Commission adopted Rule 18f-4 under the 1940 Act, which, once effective, will apply to the Portfolio’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior Securities and Exchange Commission guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The application of Rule 18f-4 to the Portfolio could restrict the Portfolio’s ability to utilize derivative

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investments and financing transactions and prevent the Portfolio from implementing its principal investment strategies in the manner that it has historically, which may result in changes to the Portfolio’s principal investment strategies and could adversely affect the Portfolio’s performance.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Focused Investment Risk
A Portfolio that invests a substantial portion of its assets in a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.
Portfolio Turnover Risk
The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment

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opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1⁄3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive

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income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or

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confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index.

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ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.700% of the first $200 million of such assets plus 0.650% of such assets over $200 million up to $500 million plus 0.625% of such assets over $500 million. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.61% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.
Contractual Fee Waiver
BIA has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.650% of the first $500 million of the Portfolio’s average daily net assets, 0.625% of such assets over $500 million up to $850 million, and 0.575% of such assets over $850 million. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees

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for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.34% of the Portfolio’s average daily net assets.
MORGAN STANLEY INVESTMENT MANAGEMENT INC., 522 Fifth Avenue, New York, New York 10036, is the Subadviser to the Portfolio. MSIM is a wholly-owned subsidiary of Morgan Stanley. As of December 31, 2020, MSIM, together with its affiliated asset management companies, managed approximately $781.2 billion in assets.
The Portfolio is managed by the MSIM Counterpoint Global team. Current members of the team are Dennis Lynch, Sam Chainani, Jason Yeung, Armistead Nash and David Cohen, each a Managing Director of MSIM, and Alexander Norton, an Executive Director of MSIM.
Mr. Lynch has worked in an investment management capacity for MSIM since 1998.
Mr. Chainani has worked in an investment management capacity for MSIM since 1996. Mr. Yeung has worked in an investment management capacity for MSIM since 2002. Mr. Nash has worked in an investment management capacity for MSIM since 2002.
Mr. Cohen has worked in an investment management capacity for MSIM since 1993.
Mr. Norton has worked in an investment management capacity for MSIM since 2000.
Mr. Lynch is the lead manager of the Portfolio and Messrs. Chainani, Yeung, Nash, Cohen and Norton are co‑portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and

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services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

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Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.

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The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase

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Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is are designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.

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Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long‑term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current

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market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

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Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other

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requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
Morgan Stanley Discovery Portfolio

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$21.87	$18.57	$20.17	$14.43	$15.72

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.14)	(0.03)	(0.04)	0.00 (b)	0.06 (c)
Net realized and unrealized gain (loss)	30.39	7.74	2.69	5.80	(1.35)

Total income (loss) from investment operations	30.25	7.71	2.65	5.80	(1.29)

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.06)	0.00
Distributions from net realized capital gains	(4.89)	(4.41)	(4.25)	0.00	0.00

Total distributions	(4.89)	(4.41)	(4.25)	(0.06)	0.00

Net Asset Value, End of Period	$47.23	$21.87	$18.57	$20.17	$14.43

Total Return (%) (d)	153.77	40.47 (e)	10.41	40.36	(8.27)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.66	0.68	0.68	0.69	0.70
Net ratio of expenses to average net assets (%) (f)	0.63	0.66	0.66	0.67	0.69
Ratio of net investment income (loss) to average net assets (%)	(0.44)	(0.13)	(0.18)	0.02	0.40 (c)
Portfolio turnover rate (%)	107	97	87	64	42
Net assets, end of period (in millions)	$1,759.4	$820.8	$650.2	$692.9	$547.4

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$20.48	$17.62	$19.35	$13.85	$15.13

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.20)	(0.08)	(0.09)	(0.04)	0.02 (c)
Net realized and unrealized gain (loss)	28.19	7.35	2.61	5.57	(1.30)

Total income (loss) from investment operations	27.99	7.27	2.52	5.53	(1.28)

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.03)	0.00
Distributions from net realized capital gains	(4.89)	(4.41)	(4.25)	0.00	0.00

Total distributions	(4.89)	(4.41)	(4.25)	(0.03)	0.00

Net Asset Value, End of Period	$43.58	$20.48	$17.62	$19.35	$13.85

Total Return (%) (d)	153.11	40.13 (e)	10.15	39.91	(8.46)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.91	0.93	0.93	0.94	0.95
Net ratio of expenses to average net assets (%) (f)	0.88	0.91	0.91	0.92	0.94
Ratio of net investment income (loss) to average net assets (%)	(0.68)	(0.39)	(0.43)	(0.23)	0.15 (c)
Portfolio turnover rate (%)	107	97	87	64	42
Net assets, end of period (in millions)	$773.8	$433.3	$368.5	$398.2	$325.1
Please see following page for Financial Highlights footnote legend.

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Morgan Stanley Discovery Portfolio

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$20.99	$17.97	$19.65	$14.06	$15.34

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.18)	(0.06)	(0.07)	(0.02)	0.04 (c)
Net realized and unrealized gain (loss)	28.99	7.49	2.64	5.65	(1.32)

Total income (loss) from investment operations	28.81	7.43	2.57	5.63	(1.28)

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.04)	0.00
Distributions from net realized capital gains	(4.89)	(4.41)	(4.25)	0.00	0.00

Total distributions	(4.89)	(4.41)	(4.25)	(0.04)	0.00

Net Asset Value, End of Period	$44.91	$20.99	$17.97	$19.65	$14.06

Total Return (%) (d)	153.37	40.25 (e)	10.26	40.07	(8.34)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.83	0.83	0.84	0.85
Net ratio of expenses to average net assets (%) (f)	0.78	0.81	0.81	0.82	0.84
Ratio of net investment income (loss) to average net assets (%)	(0.59)	(0.29)	(0.33)	(0.13)	0.25 (c)
Portfolio turnover rate (%)	107	97	87	64	42
Net assets, end of period (in millions)	$38.2	$16.9	$13.9	$13.8	$11.0

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Net investment income (loss) was less than $0.01.

(c)	Net investment income per share and the ratio of net investment income to average net assets include a non‑recurring refund for overbilling of prior years’ custodian out‑of‑pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.

(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(e)	Includes gains from settlement of security litigations; excluding these gains, the total return for Class A, Class B and Class E would have been 40.28%, 39.92% and 40.05%, respectively for the year ended December 31, 2019.

(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I

Brighthouse/Eaton Vance Floating Rate Portfolio
Class A and Class B Shares
PROSPECTUS
April 30, 2021

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

Brighthouse/Eaton Vance Floating Rate Portfolio

PORTFOLIO SUMMARY:
Investment Objective
A high level of current income.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B
Management Fee	0.60%		0.60%
Distribution and/or Service (12b-1) Fees	None		0.25%
Other Expenses	0.09%		0.09%

Total Annual Portfolio Operating Expenses	0.69%		0.94%
Fee Waiver *	(0.01%	)	(0.01%	)

Net Operating Expenses	0.68%		0.93%

*	Brighthouse Investment Advisers, LLC has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$69	$220	$383	$858
Class B	$95	$299	$519	$1,154
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 26% of the average value of its portfolio.
Principal Investment Strategies
Eaton Vance Management (“Eaton Vance” or “Subadviser”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s net assets in income producing floating rate loans and other floating rate debt securities. The Portfolio invests primarily in senior floating rate loans of domestic and foreign borrowers (“Senior Loans”). Senior Loans typically are secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to subordinated debtholders and stockholders of the borrower. Loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high yield/high risk, speculative characteristics.
The Portfolio may also invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”). In addition, the Portfolio may invest in other floating rate debt securities, fixed income debt obligations and money market instruments, which may include bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and commercial paper. Those money market instruments with a remaining maturity of less than 60 days will be deemed floating rate debt securities. Senior Loans and Junior Loans are referred to together herein as “loans.”
The Portfolio may invest up to 20% of its total assets in foreign Senior Loans and foreign securities and may engage in certain hedging transactions. Foreign Senior Loans must be U.S. dollar denominated or be denominated in Euros, British pounds, Swiss francs, or Canadian dollars (each such foreign currency, an “Authorized Foreign Currency”). With respect to any investments in foreign Senior Loans denominated in an Authorized Foreign Currency, Eaton Vance intends to hedge against foreign currency fluctuations for such Senior Loans principally through the use of currency exchange contracts, as well as other appropriate permitted hedging strategies.

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The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.
Eaton Vance’s portfolio managers seek to maintain broad borrower and industry diversification among the Portfolio’s loans. When selecting loans, the portfolio managers seek to implement a systematic risk-weighted approach that utilizes fundamental analysis of risk/return characteristics. Loans may be sold if, in the opinion of Eaton Vance’s portfolio managers, the risk-return profile deteriorates or if the portfolio managers wish to pursue more attractive investment opportunities. In managing the Portfolio, Eaton Vance seeks to invest in a portfolio of loans that it believes will be less volatile over time than the general loan market. Preservation of capital is considered when consistent with the Portfolio’s objective.
For more information about the types of investments in which the Portfolio may invest, please see “Investment Strategies and Risks” in the Statement of Additional Information.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.

Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
Loan Investment Risk.    Investments in loans expose the Portfolio to interest rate risk and the credit and counterparty risk of the underlying borrowers of those loans. No active trading market may exist for certain loans. Moreover, adverse market conditions may impair the liquidity of some actively traded loans. The Portfolio may have difficulty valuing and selling loans that are illiquid or are less actively traded. Loans are also subject to the risk that borrowers will prepay the principal more quickly than expected, which could cause the Portfolio to reinvest the repaid principal in investments with lower yields, thereby exposing the Portfolio to a lower rate of return. There may be a limited amount of public information about the loans in which the Portfolio invests. Purchases and sales of loans are generally subject to contractual restrictions that may impede the Portfolio’s ability to buy or sell loans and may negatively affect the transaction price. Loan transactions may take longer than seven days to settle, and the Portfolio may hold cash, sell investments, or temporarily borrow from banks or other lenders in order to meet short-term liquidity needs. The Portfolio may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to any loans it owns in the event of fraud or misrepresentation by a borrower. The Portfolio’s purchase and sale of loans may involve the risk of market manipulation by a borrower. Any investments in below

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investment grade loans and other debt securities expose a portfolio to greater market risk and credit and counterparty risk than a portfolio that invests only in investment grade loans and debt securities. Lower rated securities also may be subject to greater price volatility than higher rated investments.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.
High Yield Debt Security Risk.    High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.
Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Forward Commitment, When-Issued and Delayed Delivery Securities Risk.    Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value or yield of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price or expected yield before the securities are actually issued or delivered. These investments may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	2nd – 2020	7.04%
Lowest Quarter	1st – 2020	-10.07%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	10 Years
Class A	2.33%	4.69%	3.75%
Class B	2.06%	4.42%	3.49%
S&P/LSTA Leveraged Loan Index (reflects no deduction for mutual fund fees or expenses)	3.12%	5.23%	4.32%
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.

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Subadviser.    Eaton Vance Management is the subadviser to the Portfolio.
Portfolio Managers.     Craig P. Russ, Vice President, Co-Director of Bank Loans and Portfolio Manager, and Andrew N. Sveen, CFA, Vice President, Co-Director of Bank Loans and Portfolio Manager, have each managed the Portfolio since its inception in 2010. Michael J. Turgel, CFA, Portfolio Manager, has managed the Portfolio since September 2020.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s

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return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.

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The terms of investments, financings or other transactions to which the Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise, though the values of floating rate instruments tend to move less in response to changes in interest rates than the values of fixed rate instruments. Because the Portfolio invests primarily in floating rate loans, a decrease in interest rates will typically reduce the amount of income the Portfolio receives from it but will generally affect the value of such loans. The interest rate of a floating rate debt instrument depends on the characteristics of the reset terms, including the index chosen and the frequency of reset and reset caps or floors, among other things. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the yield of the Portfolio’s investments in fixed income securities and may increase the risk that, if followed by rising interest rates, the Portfolio’s performance will be negatively impacted. The Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities

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may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. In determining whether to increase or decrease interest rates, central banks typically consider, among other factors, the current state of the economy and markets, economic and financial forecasts, and the general economic outlook. There can be no assurance that the actions taken by central banks will have their intended effect.
The U.S. Government and the U.S. Federal Reserve have taken steps to support financial markets, including by keeping interest rates at low levels. The U.S. Federal Reserve has in the past reduced its market support activities. A reduction or withdrawal of U.S. Federal Reserve or other governmental support, including interest rate increases, could reduce the value of debt securities in which the Portfolio invests.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be

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able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.
The Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio in respect of the counterparty’s obligations to the Portfolio or recovering collateral that the Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
Loan Investment Risk
Investments in loans expose the Portfolio to interest rate risk and the credit and counterparty risk of the underlying borrowers of those loans. It is possible that these investments also expose the Portfolio to the credit and counterparty risk of the financial or other institution from which or to whom the Portfolio purchases or sells loans. Economic and other events can reduce the demand for certain loans or loans generally, which may reduce market prices and cause the Portfolio’s share price to fall. The frequency and magnitude of such changes cannot be predicted. In addition, the market for some loans may be illiquid and, consequently, the Portfolio may have difficulty valuing and selling these investments. The Portfolio may be dependent on third parties to enforce its rights against underlying borrowers.
Any investments in below investment grade floating rate loans and floating rate and other debt securities are considered speculative because of the credit and counterparty risk of their borrowers and issuers and would expose the Portfolio to greater market risk and credit and counterparty risk than a portfolio that invests only in investment grade loans and debt securities. Changes in economic conditions or other circumstances are more likely to reduce the capacity of borrowers and issuers of lower rated investments to make principal and interest payments. Such borrowers and issuers are also more likely to default on their payments of interest and principal owed than borrowers and issuers of investment grade loans and debt securities. Such defaults could reduce the Portfolio’s share price and income distributions. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt security may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which could adversely affect the loan’s value.
Although loans and other debt securities may be adversely affected by rising interest rates, the floating rate feature of certain loans and debt securities may reduce this risk. Declines in prevailing interest rates may increase prepayments of loans and other debt securities and may

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expose the Portfolio to a lower rate of return if it reinvests the repaid principal in loans or debt securities with lower yields. Debt securities that do not make regular payments of interest may experience greater volatility in response to changes in interest rates. No active trading market may exist for certain loans, which would impair the ability of the Portfolio to realize the full value of such loans in the event of the need to liquidate such assets. Moreover, adverse market conditions may impair the liquidity of some actively traded loans.
There is typically a limited amount of public information available about loans because loans normally are not registered with the Securities and Exchange Commission or any state securities commission or listed on any securities exchange. Certain of the loans in which the Portfolio may invest may not be considered “securities,” and therefore the Portfolio may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to those loans in the event of fraud or misrepresentation by a borrower. The Portfolio may come into possession of material, non-public information about a borrower as a result of the Portfolio’s ownership of a loan or other floating-rate instrument of the borrower. Because of prohibitions on trading in securities of issuers while in possession of material, non-public information, the Portfolio might be unable to enter into a transaction in a publicly-traded security of the borrower when it would otherwise be advantageous to do so. If the Subadviser declines to receive available material nonpublic information about the issuers of loans that also issue publicly traded securities, the Subadviser may have less information than other investors about certain of the loans in which it seeks to invest.
Some of the loans in which the Portfolio may invest or to which the Portfolio may obtain exposure may be “covenant-lite” loans, which contain fewer or less restrictive constraints on the borrower than certain other types of loans. The Portfolio may have fewer rights against a borrower when it invests in or has exposure to such loans and so may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.
Loans trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may (i) impede the Portfolio’s ability to buy or sell loans; (ii) negatively affect the transaction price; (iii) affect the counterparty credit risk borne by the Portfolio; (iv) impede the Portfolio’s ability to timely vote or otherwise act with respect to loans; and (v) expose the Portfolio to adverse tax or regulatory consequences. The Portfolio’s transactions in loans may take longer than seven days to settle, which may affect the Portfolio’s process for meeting redemptions. The Portfolio may hold cash, sell securities or temporarily borrow from banks or other lenders in order to meet short-term liquidity needs.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

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Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.

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High Yield Debt Security Risk
High yield debt securities, or “junk bonds”, are securities that are rated below “investment grade” or are not rated but are of equivalent quality. A Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than a Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid.
A Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit and counterparty risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.
A Portfolio that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio, or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Portfolio’s Subadviser to be of comparable quality (“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. A Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. A Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative security or other instrument for purposes other

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than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
On October 28, 2020, the Securities and Exchange Commission adopted Rule 18f-4 under the 1940 Act, which, once effective, will apply to the Portfolio’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior Securities and Exchange Commission guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The application of Rule 18f-4 to the Portfolio could restrict the Portfolio’s ability to utilize derivative investments and financing transactions and prevent the Portfolio from implementing its principal investment strategies in the manner that it has historically, which may result in changes to the Portfolio’s principal investment strategies and could adversely affect the Portfolio’s performance.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.

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Forward Commitment, When-Issued and Delayed Delivery Securities Risk
Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price before the securities are actually issued or delivered. Due to fluctuations in the value of the securities the Portfolio is obligated to purchase, the yield obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually issued or delivered. The issuance of some when-issued securities also may be contingent upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring, which may increase the risk that they could decline in value by the time they are actually issued. Investments in forward commitments and when-issued and delayed delivery securities may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce

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the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within

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software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold

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cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Standard & Poor’s/Loan Syndications and Trading Association (S&P/LSTA) Leveraged Loan Index is a daily total return index that uses mark-to-market pricing to calculate market value change. The Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.625% of the first $100 million of such assets plus 0.600% of such assets over $100 million. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.60% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.
Contractual Fee Waiver
BIA has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.625% of the first

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$100 million of the Portfolio’s average daily net assets, 0.600% of the next $400 million, and 0.580% of such assets over $500 million. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.30% of the Portfolio’s average daily net assets.
EATON VANCE MANAGEMENT, Two International Place, Boston, Massachusetts 02110, (“Eaton Vance”) serves as the Subadviser to the Portfolio. As of December 31, 2020, Eaton Vance and its affiliates managed approximately $583.1 billion on behalf of mutual funds, institutional clients and individuals.
The following individuals are jointly responsible for managing the Portfolio:
Craig P. Russ is a Vice President, Co-Director of Bank Loan team and a Portfolio Manager of Eaton Vance’s Bank Loan funds. Mr. Russ is a co-manager for several Eaton Vance Bank Loan funds and has been a member of Eaton Vance’s Bank Loan Team since joining Eaton Vance in 1997.
Andrew N. Sveen, CFA, is a Vice President, Co-Director of Bank Loans and a Portfolio Manager of Eaton Vance’s Bank Loan funds. Mr. Sveen has been a member of Eaton Vance’s Bank Loan Team since joining Eaton Vance in 1999.

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Michael J. Turgel, CFA, is a Portfolio Manager of Eaton Vance’s Bank Loan funds. Mr. Turgel has been a member of Eaton Vance’s Bank Loan Team since joining Eaton Vance in 2006.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to

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Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a

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Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A

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shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long‑term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

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The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading,

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especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or

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its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially

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different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
Brighthouse/Eaton Vance Floating Rate Portfolio

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.23	$10.00	$10.34	$10.35	$9.86

Income (Loss) from Investment Operations
Net investment income (a)	0.35	0.48	0.46	0.39	0.40
Net realized and unrealized gain (loss)	(0.14)	0.24	(0.39)	0.02	0.52

Total income (loss) from investment operations	0.21	0.72	0.07	0.41	0.92

Less Distributions
Distributions from net investment income	(0.50)	(0.49)	(0.41)	(0.42)	(0.43)

Total distributions	(0.50)	(0.49)	(0.41)	(0.42)	(0.43)

Net Asset Value, End of Period	$9.94	$10.23	$10.00	$10.34	$10.35

Total Return (%) (b)	2.33	7.32	0.56	4.00	9.50

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.69	0.69	0.68	0.68	0.67
Ratio of net investment income to average net assets (%)	3.55	4.73	4.45	3.80	4.01
Portfolio turnover rate (%)	26	27	25	41	40
Net assets, end of period (in millions)	$636.7	$653.1	$639.3	$731.6	$715.4

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.15	$9.93	$10.27	$10.29	$9.80

Income (Loss) from Investment Operations
Net investment income (a)	0.32	0.45	0.43	0.36	0.38
Net realized and unrealized gain (loss)	(0.14)	0.24	(0.39)	0.01	0.51

Total income (loss) from investment operations	0.18	0.69	0.04	0.37	0.89

Less Distributions
Distributions from net investment income	(0.47)	(0.47)	(0.38)	(0.39)	(0.40)

Total distributions	(0.47)	(0.47)	(0.38)	(0.39)	(0.40)

Net Asset Value, End of Period	$9.86	$10.15	$9.93	$10.27	$10.29

Total Return (%) (b)	2.06	7.03	0.31	3.68	9.27

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.94	0.94	0.93	0.93	0.92
Ratio of net investment income to average net assets (%)	3.31	4.48	4.23	3.55	3.76
Portfolio turnover rate (%)	26	27	25	41	40
Net assets, end of period (in millions)	$123.8	$129.8	$118.6	$104.5	$104.1

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I
AB Global Dynamic Allocation Portfolio
Class B Shares
PROSPECTUS
April 30, 2021
The Securities and Exchange Commission and the Commodity Futures
Trading Commission have not approved or disapproved these
securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

AB Global Dynamic Allocation Portfolio

PORTFOLIO SUMMARY:
Investment Objectives
Seeks capital appreciation and current income.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class B
Management Fee	0.61%
Distribution and/or Service (12b‑1) Fees	0.25%
Other Expenses	0.04%
Acquired Fund Fees and Expenses	0.01%

Total Annual Portfolio Operating Expenses	0.91%
Fee Waiver *	(0.02%	)

Net Operating Expenses	0.89%

*	Brighthouse Investment Advisers, LLC has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class B	$91	$288	$502	$1,118
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Portfolio’s subadviser, AllianceBernstein L.P. (“AllianceBernstein” or “Subadviser”), will allocate substantially all of the Portfolio’s assets among individual securities, exchange‑traded funds (“ETFs”) and derivatives, such as forwards, futures, options and swaps, to achieve targeted exposure on a passive basis (based on relevant indexes) to: global stocks, which include domestic equities and international equities; and global bonds, which include domestic government bonds and developed international government bonds. The Portfolio may also invest up to 10% of its total assets in any combination of the following asset classes: emerging market equities and bonds, high yield debt, commodities, Treasury Inflation-Protected Securities (“TIPS”), and real estate securities. The Portfolio is expected to have a normal strategic allocation of 55% in global equities, 40% in global bonds and 5% in real estate securities, which is subject to dynamic adjustments.
The Portfolio uses a Dynamic Asset Allocation Strategy, which makes adjustments to the Portfolio’s long-term strategic asset allocation by systematically utilizing AllianceBernstein’s proprietary asset allocation models to measure expected risks and returns, in an effort to respond to short-term market changes. By adjusting investment exposure among the various asset classes in the Portfolio, AllianceBernstein will attempt to reduce overall portfolio volatility and mitigate the effects of extreme market environments, while continuing to seek capital appreciation. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. High volatility

3

may result from rapid and dramatic price swings. Furthermore, AllianceBernstein believes that a greater focus on short-term dynamics can improve the distribution of returns through a reduction or mitigation of both extreme losses and outsized gains. The Portfolio’s asset allocation exposures may be implemented and adjusted through transactions in individual securities, ETFs, or derivatives.
In implementing the Dynamic Asset Allocation Strategy, AllianceBernstein may make substantial and extensive use of derivatives. It is anticipated that the Portfolio’s use of derivatives will be consistent with its overall investment strategy of obtaining and managing exposure to various asset classes. The Portfolio may use index futures, for example, to gain broad exposure to a particular segment of the market, while buying representative securities to achieve exposure to another. AllianceBernstein will choose in each case based on considerations of cost, liquidity and transaction speed. For more information about the derivative instruments in which the Portfolio may invest, please see “Investment Strategies and Risks” in the Statement of Additional Information. The Portfolio will maintain a significant percentage of its assets in cash and cash equivalent instruments (expected under normal market conditions to be approximately 25% of the Portfolio’s assets), which will serve as margin or collateral for the Portfolio’s obligations under derivative transactions. The Portfolio’s holdings may be frequently adjusted to reflect AllianceBernstein’s assessment of changing risks, which could result in high portfolio turnover.
As noted, the Portfolio also will invest in globally diverse equity and fixed income securities. The Portfolio may invest in any type of equity or fixed income security, including common and preferred stocks, warrants and convertible securities, government and corporate bonds, real estate-related securities and inflation-protected securities. The Portfolio may invest in U.S., non‑U.S. and emerging market issuers. The Portfolio may invest in securities of companies across the capitalization spectrum, including smaller capitalization companies. The Portfolio expects its investment in fixed-income securities to have a broad range of maturities and quality levels. The Portfolio is expected to be highly diversified across industries, sectors and countries, and will choose its positions from several market indices worldwide in a manner that is intended to track the performance (before fees and expenses) of those indices.
The Portfolio also may invest in commodities, currencies, and real estate-related securities. The Portfolio’s commodities exposure may be implemented through investments in commodities or investments intended to provide exposure to one or more commodities, either by investing directly in such instruments, or indirectly through its wholly-owned subsidiary as discussed below.
To the extent that the Portfolio invests in non‑U.S. Dollar denominated investments, AllianceBernstein will integrate the risks of foreign currency into its investment and asset allocation decision making. AllianceBernstein may seek to hedge the currency exposure resulting from the Portfolio’s investments through currency-related derivatives or decide not to hedge this exposure.
AllianceBernstein will seek to limit the total expected volatility contribution of the equity-sensitive exposure of the Portfolio, which includes exposure to emerging market debt and high yield debt (commonly referred to as “junk bonds”), to 10%. While AllianceBernstein attempts to manage the Portfolio’s volatility exposure to stabilize performance, there can be no assurance that the Portfolio will achieve the targeted volatility.
The Portfolio will also make use of an interest rate overlay that: (1) will use a combination of interest rate swaps, interest rate futures and total return swaps (“Interest Rate Derivatives”) and (2) will have a notional value (meaning the fixed face value, rather than the market value, of these instruments) equal to approximately 25% of the Portfolio’s net assets under normal market conditions. The percentage of the Portfolio’s net assets represented by Interest Rate Derivatives may change in different market environments, but is normally expected to stay within a range of 20% to 30% of net assets. AllianceBernstein expects these instruments to provide additional diversification and balance the sources of risk in the Portfolio. Under certain market conditions, however, the investment performance of the Portfolio may be less favorable than it would be if the Portfolio did not use Interest Rate Derivatives. AllianceBernstein anticipates that under normal market conditions the Portfolio’s Interest Rate Derivatives will have a maturity of approximately 10 years.
Under normal circumstances, the Portfolio will adhere to the following guidelines:

∎
Combined investments in global equity securities, real assets (including commodities, TIPS and real estate securities) and equity-sensitive securities (including emerging market debt and equities and high yield debt, which are deemed by AllianceBernstein to be more sensitive than developed market investment grade bonds to factors

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4

that affect the value of equity securities) are limited to 80% of the Portfolio’s assets at market value at the time of investment.

∎	Investments in foreign equity securities are limited to 60% of the Portfolio’s assets at market value at the time of investment.

∎	Investments in foreign fixed-income securities are limited to 40% of the Portfolio’s fixed income allocation at market value at the time of investment.
The Portfolio may allocate up to 10% of its total assets to its wholly-owned and controlled subsidiary, organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”) in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. AllianceBernstein also manages the assets of the Subsidiary. Generally, the Subsidiary will invest primarily in commodity-linked derivatives, including exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary will comply with the same Investment Company Act of 1940, as amended (the “1940 Act”), asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, the Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis. The Portfolio is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Volatility Management Risk.    Although the Portfolio’s Subadviser attempts to adjust the Portfolio’s overall exposure to volatility, there can be no guarantee that the Portfolio’s Subadviser will be successful in managing the Portfolio’s overall level of volatility. The Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses because of the investment techniques employed by the Subadviser to manage volatility, the implementation of those strategies by the Subadviser or the limitations of those strategies in times of extremely low volatility or extremely high volatility. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forego some of the returns that can be associated with periods of rising equity values.
Model and Data Risk.     When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Asset Allocation Risk.    The Portfolio’s ability to achieve its investment objective depends upon AllianceBernstein’s analysis of various factors and the mix of asset classes that results from such analysis, which may prove incorrect. The Portfolio may experience losses or poor relative performance if AllianceBernstein allocates a significant portion of the Portfolio’s assets to an asset class that does not perform relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.
Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to

AB Global Dynamic Allocation Portfolio

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market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Forward and Futures Contract Risk.    The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so; (vii) the possibility that the Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse; (viii) the possibility that position or trading limits will preclude the Subadviser from taking positions in certain futures contracts on behalf of the Portfolio; and (ix) the risks typically associated with foreign investments to the extent the Portfolio invests in futures contracts traded on markets outside the United States.
Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
High Yield Debt Security Risk.    High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.
Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The Portfolio’s fixed-income portion will normally have a greater maturity or duration than will its benchmark. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
Interest Rate Swap Risk.    The risk of interest rate swaps includes changes in market conditions that may

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affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. Certain interest rate swap arrangements also involve the risk that they do not fully offset adverse changes in interest rates. Interest rate swaps may be illiquid and may be difficult to trade or value, especially in the event of market disruptions. Under certain market conditions, the use of interest rate swaps may result in less favorable performance than if such swap arrangements had not been used.
Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
Investment Company and Exchange-Traded Fund Risk.    An investment in an investment company or ETF involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed‑end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.
Forward Commitment, When-Issued and Delayed Delivery Securities Risk.    Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value or yield of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price or expected yield before the securities are actually issued or delivered. These investments may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Short Position Risk.    The Portfolio will incur a loss from a short position if the value of the reference instrument increases after the time the Portfolio entered into the short position. Short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses. A portfolio that enters into a short position may lose more money than the actual cost of the short position and its potential losses may be unlimited if the portfolio does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.
Commodities Risk.    Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The Portfolio’s ability to invest in commodity-linked derivative instruments may be limited by the Portfolio’s intention to qualify as a regulated investment company, and could adversely affect the Portfolio’s ability to so qualify.
Subsidiary Risk.    By investing in the Subsidiary, the Portfolio is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. There can be no assurance that the Subsidiary’s investments will contribute to the Portfolio’s returns. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio, such as by reducing the Portfolio’s investment returns. The Portfolio’s ability to invest in the Subsidiary will potentially be limited by the Portfolio’s intention to qualify as a regulated investment company, and might adversely affect the Portfolio’s ability to so qualify.
Real Estate Investment Risk.    Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.
TIPS and Inflation-Linked Bonds Risk.    The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if

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nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including TIPS, may experience greater losses than other fixed income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Tax Risk.    In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Portfolio must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Portfolio’s pursuit of its investment strategies will potentially be limited by the Portfolio’s intention to qualify for such treatment and could adversely affect the Portfolio’s ability to so qualify. The Portfolio can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Portfolio were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Portfolio would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Portfolio’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.
Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class B Shares as of December 31 of Each Year

Highest Quarter	1st – 2019	7.95%
Lowest Quarter	1st – 2020	-9.78%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	Since Inception	Inception Date
Class B	6.09%	6.52%	6.15%	05-02-11
Dow Jones Moderate Index (reflects no deduction for mutual fund fees or expenses)	12.24%	9.36%	7.21%	—
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.    AllianceBernstein L.P. is the subadviser to the Portfolio.
Portfolio Managers.    Daniel Loewy, Chief Investment Officer and Head of Multi-Asset Solutions, has managed the Portfolio since its inception in 2011. Alexander Barenboym, Senior Vice President and Portfolio Manager in the Dynamic Asset Allocation Group, and Caglasu Altunkopru, Senior Vice President and Head of Macro Strategy in the Multi-Asset Solutions Group, have managed the Portfolio since March 2021.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

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Payments to Broker-Dealers and Other Financial Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.

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Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Volatility Management Risk
The Portfolio’s Subadviser seeks to mitigate the effects of extreme market conditions by attempting to adjust the Portfolio’s overall exposure to volatility. There can be no guarantee that the Portfolio’s Subadviser will be successful in managing the Portfolio’s overall level of volatility. As a result, the Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forego some of the returns that can be associated with periods of rising equity values. In addition, the investment performance of the Portfolio relative to that of other portfolios may be adversely affected if the other portfolios do not attempt to manage their volatility or they target a different level of volatility than does the Portfolio.
The investment techniques the Portfolio’s Subadviser uses in managing the Portfolio’s volatility may not be as effective as the techniques other portfolios may use to manage volatility. In addition, the Portfolio may realize losses as a result of the implementation of volatility management strategies for the Portfolio. For example, delays in increasing or decreasing the Portfolio’s volatility level may adversely affect the Portfolio’s performance or result in losses. During periods of extremely low volatility or extremely high volatility, the Subadviser may experience difficulty in adjusting the Portfolio’s volatility to the desired level.
Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Portfolio’s Subadviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Portfolio’s Subadviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Portfolio’s investments.
When Models and Data used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Portfolio’s Subadviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss favorable investment opportunities altogether. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Portfolio’s Subadviser may be predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on the accuracy and reliability of the supplied historical data. In addition, Models that are

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predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark-to-market basis. Use of these Models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Subadviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.
All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
Asset Allocation Risk
The Portfolio’s ability to achieve its investment objective depends upon AllianceBernstein’s analysis of various economic or market factors and the mix of asset classes that results from such analysis. AllianceBernstein’s analysis, including any evaluations and assumptions regarding such economic or market factors, may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if AllianceBernstein allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The

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Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
On October 28, 2020, the Securities and Exchange Commission adopted Rule 18f-4 under the 1940 Act, which, once effective, will apply to the Portfolio’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior Securities and Exchange Commission guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The application of Rule 18f-4 to the Portfolio could restrict the Portfolio’s ability to utilize derivative investments and financing transactions and prevent the Portfolio from implementing its principal investment strategies in the manner that it has historically, which may result in changes to the Portfolio’s principal investment strategies and could adversely affect the Portfolio’s performance.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Forward and Futures Contract Risk
The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the

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Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so.
Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Portfolio to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).
The Portfolio will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. The Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. For example, in the event of an insolvency of the futures commission merchant, the Portfolio may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or realize the value of any increase in the price of its positions. The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and may impose sanctions or restrictions. In addition, the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the CFTC to establish speculative position limits on listed futures and economically equivalent over-the-counter (“OTC”) derivatives. Regulatory action taken by the CFTC to establish these additional position limits may adversely affect the market liquidity of the futures contracts, options and economically equivalent derivatives in which the Portfolio may invest. It is possible that, as a result of such limits, the Portfolio’s Subadviser will be precluded from taking positions in certain futures contracts or OTC derivatives as a result of positions held by other clients of the Subadviser or by the Subadviser or its affiliates themselves.
Futures contracts traded on markets outside the United States are not generally subject to regulation by the CFTC or other U.S. regulatory entities, including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Portfolio may not be afforded the same protections as are afforded those payments in the United States, including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.

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Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which the Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the

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offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

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To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.

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High Yield Debt Security Risk
High yield debt securities, or “junk bonds”, are securities that are rated below “investment grade” or are not rated but are of equivalent quality. A Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than a Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid.
A Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit and counterparty risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.
A Portfolio that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio, or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Portfolio’s Subadviser to be of comparable quality (“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. A Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. A Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates may impact the yield of the Portfolio’s investments in fixed income securities and may increase the risk that, if followed by rising interest rates, the Portfolio’s performance will be negatively impacted. The Portfolio is subject to the risk that the income

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generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. The Portfolio’s fixed-income portion will normally have a greater maturity or duration than will its benchmark. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. In determining whether to increase or decrease interest rates, central banks typically consider, among other factors, the current state of the economy and markets, economic and financial forecasts, and the general economic outlook. There can be no assurance that the actions taken by central banks will have their intended effect.
The U.S. Government and the U.S. Federal Reserve have taken steps to support financial markets, including by keeping interest rates at low levels. The U.S. Federal Reserve has in the past reduced its market support activities. A reduction or withdrawal of U.S. Federal Reserve or other governmental support, including interest rate increases, could reduce the value of debt securities in which the Portfolio invests.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.

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Interest Rate Swap Risk
Interest rate swaps may be illiquid, and they subject the Portfolio to credit and counterparty risk. The risk of interest rate swaps includes changes in market conditions that affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. Under certain market conditions, the use of interest rate swaps may result in less favorable performance than if such swap arrangements had not been used. However, barring a default by the swap counterparty, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Portfolio is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Portfolio upon early termination of the swap.
The absence of a central exchange or market for interest rate swap agreements may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Certain interest rate swaps are required to be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in interest rate swaps being easier to trade or value. In a cleared swap, the clearinghouse will be the counterparty to the transaction, so the Portfolio will assume the risk that the clearinghouse may be unable to perform its obligations.
Participants in swaps that are not cleared are not as protected as participants on organized exchanges or through clearinghouses, because performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Portfolio is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. If the counterparty to an interest rate swap transaction defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.
In addition, if a swap transaction is particularly large or if the relevant market is illiquid, the Portfolio may not be able to establish or liquidate a position at an advantageous time or price, which may result in losses.
The Portfolio will use interest rate swaps to hedge against the risk of a fall in interest rates. The use of interest rate swaps by the Portfolio may assist the Insurance Companies to provide benefit guarantees associated with your Contract. The use of interest rate swaps in this manner may, under certain conditions, reduce the Portfolio’s return and might increase the volatility of the Portfolio.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not

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meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.
The Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio in respect of the counterparty’s obligations to the Portfolio or recovering collateral that the Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
Investment Company and Exchange-Traded Fund Risk
Investments in open‑end and closed‑end investment companies and ETFs involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed‑end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities depending on a variety of factors, including market supply and demand.
Forward Commitment, When-Issued and Delayed Delivery Securities Risk
Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price before the securities are actually issued or delivered. Due to fluctuations in the value of the securities the Portfolio is obligated to purchase, the yield obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually issued or delivered. The issuance of some when-issued securities also may be contingent upon the occurrence of a subsequent event, such as approval of a merger corporate reorganization or debt restructuring, which may increase the risk that they could decline in value by the time they are actually issued. Investments in forward commitments and when-issued and delayed delivery securities may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Short Position Risk
The Portfolio may enter into a short position through several means, including futures contracts, swap agreements and other derivative positions. A portfolio may enter into a short

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position with respect to a reference instrument when it expects the value of the reference instrument to decline. The Portfolio will incur a loss if the value of the reference instrument increases after the time the Portfolio entered into the short position. This loss will be equal to the increase in the value of the reference instrument from the time that the short position was opened plus any transaction costs associated with the short position. Short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses. A portfolio that enters into a short position may lose more money than the actual cost of the short position and its potential losses may be unlimited if the Portfolio does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position. In addition, the Portfolio’s short positions will limit its ability to benefit fully from increases in the relevant securities markets.
Commodities Risk
The Portfolio may invest directly or indirectly in commodity-linked derivative instruments that are designed to provide it with exposure to the commodities market without necessarily investing directly in physical commodities. Commodities are real assets such as oil, industrial metals, and precious metals such as gold or silver. The value of commodities may be affected by events that have less impact on non-commodity investments. Moreover, exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities due to a variety of factors, including supply and demand relationships, fiscal and exchange control programs, or international, economic, political or regulatory developments. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, embargoes, tariffs and international economic, political and regulatory developments. In addition, commodities markets (and commodity-linked derivative instruments) may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and intervention.
In addition, there may be costs associated with the physical storage of the commodity underlying a derivative instrument, and the price of a commodity futures contract will reflect the storage costs of owning the physical commodity, even though the contract participants may not intend to make or take delivery of the commodity. Changes in storage costs for a commodity may result in changes to the value of futures contracts relating to that commodity.
Changes in the nature of the participants in the commodity derivatives markets may also affect the prices of such derivatives. For example, producers seeking to lock in the price of a commodity that they will deliver in the future generally must sell futures contracts at a price lower than the expected future cash price of the commodity in order to induce speculators to purchase the other side of the same futures contracts. Conversely, end users of a commodity seeking to hedge against a rise in prices generally must purchase futures contracts at a price higher than the expected future cash price. Therefore, the price of a commodity derivative may fluctuate based on whether the predominant hedgers in the market are producers or users of the commodity.

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The Portfolio’s ability to invest in commodity-linked derivative instruments may be limited by the Portfolio’s intention to qualify as a regulated investment company, and could adversely affect the Portfolio’s ability to so qualify. If the Portfolio’s investments in commodity-linked derivative instruments were to exceed applicable limits or if such investments were to be recharacterized for U.S. federal income tax purposes, the Portfolio might be unable to qualify as a regulated investment company for one or more years, which would adversely affect the value of the Portfolio.
Subsidiary Risk
By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and the Subsidiary are both managed by the Subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Under Treasury regulations, the earnings of the Subsidiary included in the income of the Portfolio for U.S. federal income purposes will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Portfolio’s business of investing in stock, securities or currencies. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Island taxes, Portfolio shareholders would likely suffer decreased investment returns.
Real Estate Investment Risk
Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance is especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.
Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized

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by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.
TIPS and Inflation-Linked Bonds Risk
The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. If the Portfolio purchases inflation-protected securities whose principal values have been adjusted upward due to inflation since issuance, the Portfolio may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Tax Risk
In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Portfolio must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Portfolio’s pursuit of its investment strategies will potentially be limited by the Portfolio’s intention to qualify for such treatment and could adversely affect the Portfolio’s ability to so qualify. The Portfolio can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Portfolio were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Portfolio would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Portfolio’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.
Portfolio Turnover Risk
The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objectives
The Portfolio’s stated investment objectives can be changed without shareholder approval.

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Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Portfolio’s Subadviser may, at its discretion, sell a portfolio security to take advantage of more attractive investment opportunities, when it no longer meets the criteria used to implement the Portfolio’s investment strategy, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Portfolio Turnover
The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objective. Derivative instruments and instruments with a maturity of

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one year or less at the time of acquisition are excluded from the calculation of the Portfolio’s portfolio turnover rate that is reported in the Portfolio Summary. If these instruments were included in that calculation, the Portfolio would have a higher portfolio turnover rate than otherwise stated.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1⁄3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could

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adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.

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Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.700% of the first $250 million of such assets, plus 0.650% of such assets over $250 million up to $500 million, plus 0.625% of such assets over $500 million up to $1 billion, plus 0.600% of such assets over $1 billion. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.60% of the Portfolio’s average daily net assets.

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A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.
Contractual Fee Waiver
BIA has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee to the annual rate of 0.700% of the first $250 million of the Portfolio’s average daily net assets, 0.650% of such assets over $250 million up to $500 million, 0.600% of such assets over $500 million up to $2 billion, 0.580% of such assets over $2 billion up to $3.5 billion, 0.570% of such assets over $3.5 billion up to $5 billion, and 0.560% of such assets over $5 billion. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio. The Subsidiary is also managed by the Subadviser.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.30% of the Portfolio’s average daily net assets.

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ALLIANCEBERNSTEIN L.P., 1345 Avenue of the Americas, New York, New York 10105, (“AllianceBernstein”) serves as the Subadviser to the Portfolio. AllianceBernstein and its affiliates had approximately $686 billion in assets under management as of December 31, 2020.
The following individuals are responsible for managing the Portfolio:
Daniel Loewy is Chief Investment Officer and Head of Multi-Asset Solutions. He has been responsible for the Portfolio since its inception in 2011 and has been with AllianceBernstein since 1996.
Alexander Barenboym is Senior Vice President and Portfolio Manager in the Dynamic Asset Allocation Group. He has managed the Portfolio since March 2021 and has been with AllianceBernstein since 2008.
Caglasu Altunkopru is Senior Vice President and Head of Macro Strategy in the Multi-Asset Solutions Group. She has managed the Portfolio since March 2021 and has been with AllianceBernstein since 2005.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

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YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders.

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However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase

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payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also,

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the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among

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sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long‑term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value

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of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term

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debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. The Subsidiary investments will be priced daily and a net asset value will be determined with respect to the Subsidiary each day. The Portfolio will value its shares of the Subsidiary at this net asset value.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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CONSOLIDATED FINANCIAL HIGHLIGHTS
The consolidated financial highlights table is intended to help you understand the Portfolio’s financial performance for the past five years (or the life of the Portfolio, if less than five years). The consolidated financial highlights table includes the financial highlights of the Subsidiary. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
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Selected per share data
	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.78	$11.44	$12.56	$11.21	$11.11

Income (Loss) from Investment Operations
Net investment income (a)	0.14	0.19	0.19	0.16	0.13
Net realized and unrealized gain (loss)	0.53	1.84	(1.06)	1.37	0.27

Total income (loss) from investment operations	0.67	2.03	(0.87)	1.53	0.40

Less Distributions
Distributions from net investment income	(0.22)	(0.44)	(0.20)	(0.18)	(0.18)
Distributions from net realized capital gains	(0.76)	(0.25)	(0.05)	0.00	(0.12)

Total distributions	(0.98)	(0.69)	(0.25)	(0.18)	(0.30)

Net Asset Value, End of Period	$12.47	$12.78	$11.44	$12.56	$11.21

Total Return (%) (b)	6.09	18.07	(6.97)	13.62	3.60

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	0.89	0.89	0.89	0.89
Net ratio of expenses to average net assets (%) (c)	0.88	0.88	0.87	0.87	0.87
Ratio of net investment income to average net assets (%)	1.13	1.58	1.54	1.32	1.18
Portfolio turnover rate (%)	18	22	20	30	34
Net assets, end of period (in millions)	$4,093.9	$4,370.6	$4,209.3	$5,092.2	$4,923.8

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

AB Global Dynamic Allocation Portfolio

39

FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I
AQR Global Risk Balanced Portfolio
Class B Shares
PROSPECTUS
April 30, 2021
The Securities and Exchange Commission and the Commodity Futures
Trading Commission have not approved or disapproved these
securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

AQR Global Risk Balanced Portfolio

PORTFOLIO SUMMARY:
Investment Objective
Seeks total return.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class B
Management Fee	0.62%
Distribution and/or Service (12b‑1) Fees	0.25%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.05%

Total Annual Portfolio Operating Expenses	0.95%
Fee Waiver *	(0.01%	)

Net Operating Expenses	0.94%

*	Brighthouse Investment Advisers, LLC has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class B	$96	$302	$525	$1,165
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 74% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio utilizes an investment strategy designed to generate returns from a risk diversified portfolio of asset exposures. The Portfolio targets a balanced risk allocation from each of the following three major risk sources: (i) equity risk; (ii) nominal interest rate risk; and (iii) inflation risk. Targeting a balanced risk allocation means that AQR Capital Management, LLC (“AQR” or “Subadviser”), subadviser to the Portfolio, will target for the Portfolio an equal one‑third exposure to each of equity risk, nominal interest rate risk, and inflation risk. The allocation among asset classes is based solely on AQR’s assessment of the risks associated with each asset class, and AQR will adjust the exposure level to respective asset classes as its forecasts of the risk environment change. The Portfolio’s “risk balanced” strategy is managed to target an annualized volatility level of 10% as discussed below.
In seeking to balance the Portfolio’s risks, AQR allocates the Portfolio’s assets among the following major asset classes: global developed and emerging market equities, global nominal and inflation-linked government bonds, and commodities. The face value of an inflation-linked bond rises along with the rate of inflation, while the face value of a nominal bond does not. It is anticipated that the Portfolio’s exposure to equities will primarily be achieved through investments in equity securities, index futures, swaps on equity index futures and/or equity total return swaps. Nominal bond and commodities exposures will principally be achieved through investments in futures and swaps. The Portfolio will have exposure to inflation-linked bonds either held outright or financed by reverse repurchase agreements. In order to hedge the Portfolio’s currency risk associated with direct investments in these instruments, AQR may choose to

3

make investments in developed and emerging market currency forwards and/or futures contracts. For more information about the types of investments in which the Portfolio may invest, please see “Investment Strategies and Risks” in the Statement of Additional Information.
The Portfolio is non-diversified, which means that it can hold securities of a smaller number of issuers and can invest a larger percentage of its assets in a single issuer than a diversified portfolio.
In allocating the Portfolio’s assets among equity risk, nominal interest rate risk, and inflation risk, AQR follows a “risk balanced” approach. The “risk balanced” approach to asset allocation seeks to balance the allocation of risk that is contributed by asset classes as measured by forecasted volatility and other proprietary measures. For example, a lower risk asset class, such as developed market government bonds, will generally have a greater exposure in the Portfolio than a higher risk asset class such as developed market equities. In targeting this equal risk allocation, as well as the overall risk of the Portfolio, AQR may utilize leverage to manage the Portfolio’s exposures.
Generally, the Portfolio gains exposure to asset classes through many types of investments, including, but not limited to: equity securities, equity index futures, swaps on equity index futures, equity total return swaps, currency forwards and futures, commodity futures, commodity swaps, bond futures, fixed income swaps, inflation swaps, government bonds, including inflation-protected government bonds (such as Treasury Inflation Protected Securities) either held outright or financed by reverse repurchase agreements, cash and cash equivalents including, but not limited to, money market fund shares (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly through its subsidiary as discussed below. The Portfolio may also invest in exchange-traded funds (“ETFs”) or exchange traded notes through which the Portfolio can participate in the performance of one or more Instruments.
The Portfolio has no geographic limits on where its investments may be located or where its assets may be exposed, except that its investments in (and exposure to) fixed income securities will be limited to those issued by governments located in developed markets and its exposure to emerging markets equities will be limited to no more than 10% of its net assets.
The Portfolio’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the effect of economic leverage. Economic leverage magnifies exposure to the swings in prices of the asset class underlying those Instruments and results in increased volatility, which means the Portfolio will have the potential for greater gains, as well as the potential for greater losses, than if the Portfolio does not use Instruments that have a leveraging effect. Leveraging also tends to magnify, sometimes significantly, the effect of any increase or decrease in the Portfolio’s exposure to an asset class and may cause the Portfolio’s net asset value to be volatile. There is no assurance that the Portfolio’s use of Instruments providing enhanced exposure will enable the Portfolio to achieve its investment objective. As a result of the Portfolio’s strategy, the Portfolio may at times have leveraged exposure to one or more asset classes. The Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and interpretations thereunder impose certain limitations on the Portfolio’s ability to use leverage.
AQR normally will target an annualized volatility level for the Portfolio of 10%, however, the actual or realized volatility for longer or shorter periods may be materially higher or lower depending on market conditions. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. High volatility may result from rapid and dramatic price swings. Actual or realized volatility can and will differ from the target volatility. Although an annualized volatility level of 10% is normally targeted for the Portfolio, AQR may, under certain market conditions, target a lower volatility level for the Portfolio. While AQR attempts to manage the Portfolio’s volatility exposure to stabilize performance, there can be no assurance that the Portfolio will achieve the targeted volatility.
The Portfolio may allocate up to 25% of its total assets to its wholly-owned and controlled subsidiary, organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”) in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. AQR also manages the assets of the Subsidiary. Generally, the Subsidiary will invest primarily in commodity futures, swaps on commodity futures and other commodity swaps, but it may also invest in other commodity-related instruments, financial futures, option and swap contracts, equity and fixed income securities, cash and cash equivalents, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary

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will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, the Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis. The Portfolio is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
A significant portion of the assets of the Portfolio may be invested directly or indirectly in money market instruments, which may include, but are not limited to, U.S. Government securities (including U.S. Treasury bills), U.S. Government agency securities, Eurodollar obligations, bankers’ acceptances, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the Portfolio takes and also earn income for the Portfolio.
The Portfolio may also enter into repurchase and reverse repurchase agreements. Under a repurchase agreement, the Portfolio buys securities that the seller has agreed to buy back at a specified time and at a set price. Under a reverse repurchase agreement, the Portfolio sells securities to another party and agrees to repurchase them at a particular date. Leverage will be created when the Portfolio enters into reverse repurchase agreements, engages in futures and swap transactions or uses certain other derivative instruments.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. In addition, there can be no assurance that employing a “risk balanced” approach will achieve any particular level or return or will, in fact, reduce volatility or potential loss.
Volatility Management Risk.    Although the Portfolio’s Subadviser attempts to adjust the Portfolio’s overall exposure to volatility, there can be no guarantee that the Portfolio’s Subadviser will be successful in managing the Portfolio’s overall level of volatility. The Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses because of the investment techniques employed by the Subadviser to manage volatility, the implementation of those strategies by the Subadviser or the limitations of those strategies in times of extremely low volatility or extremely high volatility. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forego some of the returns that can be associated with periods of rising equity values.
Model and Data Risk.    When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Asset Allocation Risk.    The Portfolio’s ability to achieve its investment objective depends upon AQR’s analysis of various factors and the mix of asset classes that results from such analysis, which may prove incorrect. The Portfolio may experience losses or poor relative performance if AQR allocates a significant portion of the Portfolio’s assets to an asset class that does not perform relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.
Derivatives Risk.    The Portfolio will primarily invest in derivatives, such as futures and forward contracts, and swaps, to seek exposure to certain asset classes and enhance returns. To a lesser extent, the Portfolio may also

AQR Global Risk Balanced Portfolio

5

invest in derivatives to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks, as well as increase transaction costs. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A risk of the Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Leveraging Risk.    Derivatives and other transactions that give rise to leverage may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging also may require that the Portfolio liquidate portfolio securities when it is not advantageous to do so to satisfy its obligations. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed. Leverage can create an interest expense that would lower the Portfolio’s overall returns. There can be no guarantee that a leveraging strategy will be successful.
Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
TIPS and Inflation-Linked Bonds Risk.    The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including Treasury Inflation Protected Securities, may experience greater losses than other fixed income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Commodities Risk.    Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodities and commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The Portfolio’s ability to invest in commodity-linked derivative instruments may be limited by the Portfolio’s intention to qualify as a regulated investment company, and could adversely affect the Portfolio’s ability to so qualify.

Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.

AQR Global Risk Balanced Portfolio

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Forward and Futures Contract Risk.    The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty to a forward contract will default in the performance of its obligations; (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements on a futures contract, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so; (vii) the possibility that the Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse; (viii) the possibility that position or trading limits will preclude the Subadviser from taking positions in certain futures contracts on behalf of the Portfolio; and (ix) the risks typically associated with foreign investments to the extent the Portfolio invests in futures contracts traded on markets outside the United States.
Investment Company and Exchange-Traded Fund Risk.    An investment in an investment company or ETF involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed‑end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.
Forward Commitment, When-Issued and Delayed Delivery Securities Risk.    Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value or yield of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price or expected yield before the securities are actually issued or delivered. These investments may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Reverse Repurchase Agreement Risk.    Reverse repurchase agreements are subject to market risk, credit and counterparty risk and leveraging risk. Reverse repurchase agreements involve the risk that the market value of the securities sold will decline below the price at which the Portfolio is required to repurchase them. In addition, reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner or at all. The Portfolio could lose money if it is unable to recover the securities and the value of the collateral held by the Portfolio, including the value of the investments made with cash collateral, is less than the value of the securities. Reverse repurchase agreements may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Non-Diversification Risk.    To the extent that the Portfolio holds securities of a smaller number of issuers or invests a larger percentage of its assets in a single issuer than a diversified portfolio, the value of the Portfolio, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.
Subsidiary Risk.    By investing in the Subsidiary, the Portfolio is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. There can be no assurance that the Subsidiary’s investments will contribute to the Portfolio’s returns. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the

AQR Global Risk Balanced Portfolio

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laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio, such as by reducing the Portfolio’s investment returns. The Portfolio’s ability to invest in the Subsidiary will potentially be limited by the Portfolio’s intention to qualify as a regulated investment company, and might adversely affect the Portfolio’s ability to so qualify.
Tax Risk.    In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Portfolio must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Portfolio’s pursuit of its investment strategies will potentially be limited by the Portfolio’s intention to qualify for such treatment and could adversely affect the Portfolio’s ability to so qualify. The Portfolio can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Portfolio were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Portfolio would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Portfolio’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.
Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class B Shares as of December 31 of Each Year

Highest Quarter	1st – 2019	9.82%
Lowest Quarter	1st – 2020	-10.61%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	Since Inception	Inception Date
Class B	3.02%	6.72%	3.82%	05-02-11
Dow Jones Moderate Index (reflects no deduction for mutual fund fees or expenses)	12.24%	9.36%	7.21%	—
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.    AQR Capital Management, LLC, is the subadviser to the Portfolio.
Portfolio Managers.    Michael A. Mendelson, MBA, S.M., Principal, and Yao Hua Ooi, Principal, have each managed the Portfolio since its inception in 2011. John J. Huss, Principal, has managed the Portfolio since 2015. Ronen Israel, M.A., Principal, and Lars N. Nielsen, M.Sc., Principal, have each managed the Portfolio since 2020.
Purchase and Sale of Portfolio Shares

Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for

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Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.

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Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Volatility Management Risk
The Portfolio’s Subadviser seeks to mitigate the effects of extreme market conditions by attempting to adjust the Portfolio’s overall exposure to volatility. There can be no guarantee that the Portfolio’s Subadviser will be successful in managing the Portfolio’s overall level of volatility. As a result, the Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forego some of the returns that can be associated with periods of rising equity values. In addition, the investment performance of the Portfolio relative to that of other portfolios may be adversely affected if the other portfolios do not attempt to manage their volatility or they target a different level of volatility than does the Portfolio.
The investment techniques the Portfolio’s Subadviser uses in managing the Portfolio’s volatility may not be as effective as the techniques other portfolios may use to manage volatility. In addition, the Portfolio may realize losses as a result of the implementation of volatility management strategies for the Portfolio. For example, delays in increasing or decreasing the Portfolio’s volatility level may adversely affect the Portfolio’s performance or result in losses. During periods of extremely low volatility or extremely high volatility, the Subadviser may experience difficulty in adjusting the Portfolio’s volatility to the desired level.
Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Portfolio’s Subadviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Portfolio’s Subadviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Portfolio’s investments.
When Models and Data used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Portfolio’s Subadviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss favorable investment opportunities altogether. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Portfolio’s Subadviser may be predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on

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the accuracy and reliability of the supplied historical data. In addition, Models that are predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark-to-market basis. Use of these Models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Subadviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.
All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
Asset Allocation Risk
The Portfolio’s ability to achieve its investment objective depends upon AQR’s analysis of various economic or market factors and the mix of asset classes that results from such analysis. AQR’s analysis, including any evaluations and assumptions regarding such economic or market factors, may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if AQR allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

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Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
On October 28, 2020, the Securities and Exchange Commission adopted Rule 18f-4 under the 1940 Act, which, once effective, will apply to the Portfolio’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior Securities and Exchange Commission guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The application of Rule 18f-4 to the Portfolio could restrict the Portfolio’s ability to utilize derivative investments and financing transactions and prevent the Portfolio from implementing its principal investment strategies in the manner that it has historically, which may result in changes to the Portfolio’s principal investment strategies and could adversely affect the Portfolio’s performance.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Leveraging Risk
Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements,

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futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.
Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.
The Portfolio will segregate or “earmark” liquid assets in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so to satisfy its obligations or to meet segregation requirements. In addition, leverage can create an interest expense that would lower the Portfolio’s overall returns. There can be no guarantee that a leveraging strategy will be successful.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that

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the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which the Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income

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securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates may impact the yield of the Portfolio’s investments in fixed income securities and may increase the risk that, if followed by rising interest rates, the Portfolio’s performance will be negatively impacted. The Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. In determining whether to increase or decrease interest rates, central banks typically consider, among other factors, the current state of the economy and markets, economic and financial forecasts, and the general economic outlook. There can be no assurance that the actions taken by central banks will have their intended effect.
The U.S. Government and the U.S. Federal Reserve have taken steps to support financial markets, including by keeping interest rates at low levels. The U.S. Federal Reserve has in the past reduced its market support activities. A reduction or withdrawal of U.S. Federal Reserve or other governmental support, including interest rate increases, could reduce the value of debt securities in which the Portfolio invests.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.

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TIPS and Inflation-Linked Bonds Risk
The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. If the Portfolio purchases, in the secondary market, inflation-protected securities whose principal values have been adjusted upward due to inflation since issuance, the Portfolio may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Commodities Risk
The Portfolio may invest directly or indirectly in commodity-linked derivative instruments that are designed to provide it with exposure to the commodities market without necessarily investing directly in physical commodities. Commodities are real assets such as oil, industrial metals, and precious metals such as gold or silver. The value of commodities may be affected by events that have less impact on non-commodity investments. Moreover, exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities due to a variety of factors, including supply and demand relationships, fiscal and exchange control programs, or international, economic, political or regulatory developments. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, embargoes, tariffs and international economic, political and regulatory developments. In addition, commodities markets (and commodity-linked derivative instruments) may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and intervention.
In addition, there may be costs associated with the physical storage of the commodity underlying a derivative instrument, and the price of a commodity futures contract will reflect the storage costs of owning the physical commodity, even though the contract participants may not intend to make or take delivery of the commodity. Changes in storage costs for a commodity may result in changes to the value of futures contracts relating to that commodity.
Changes in the nature of the participants in the commodity derivatives markets may also affect the prices of such derivatives. For example, producers seeking to lock in the price of a commodity that they will deliver in the future generally must sell futures contracts at a price lower than the expected future cash price of the commodity in order to induce speculators to purchase the other side of the same futures contracts. Conversely, end users of a commodity seeking to hedge against a rise in prices generally must purchase futures contracts at a price higher than the expected future cash price. Therefore, the price of a commodity derivative may fluctuate based on whether the predominant hedgers in the market are producers or users of the commodity.
The Portfolio’s ability to invest in commodity-linked derivative instruments may be limited by the Portfolio’s intention to qualify as a regulated investment company, and could adversely

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affect the Portfolio’s ability to so qualify. If the Portfolio’s investments in commodity-linked derivative instruments were to exceed applicable limits or if such investments were to be recharacterized for U.S. federal income tax purposes, the Portfolio might be unable to qualify as a regulated investment company for one or more years, which would adversely affect the value of the Portfolio.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.
The Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio in respect of the counterparty’s obligations to the Portfolio or recovering collateral that the Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
Forward and Futures Contract Risk
The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty to a forward contract will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements on a futures contract, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so.

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Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Portfolio to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).
The Portfolio will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. The Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. For example, in the event of an insolvency of the futures commission merchant, the Portfolio may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or realize the value of any increase in the price of its positions. The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and may impose sanctions or restrictions. In addition, the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the CFTC to establish speculative position limits on listed futures and economically equivalent over-the-counter (“OTC”) derivatives. Regulatory action taken by the CFTC to establish these additional position limits may adversely affect the market liquidity of the futures contracts, options and economically equivalent derivatives in which the Portfolio may invest. It is possible that, as a result of such limits, the Portfolio’s Subadviser will be precluded from taking positions in certain futures contracts or OTC derivatives as a result of positions held by other clients of the Subadviser or by the Subadviser or its affiliates themselves.
Futures contracts traded on markets outside the United States are not generally subject to regulation by the CFTC or other U.S. regulatory entities, including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Portfolio may not be afforded the same protections as are afforded those payments in the United States, including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
Investment Company and Exchange-Traded Fund Risk
Investments in open‑end and closed‑end investment companies and ETFs involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed‑end investment company

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or ETF may trade at a premium or discount to the net asset value of its portfolio securities depending on a variety of factors, including market supply and demand.
Forward Commitment, When-Issued and Delayed Delivery Securities Risk
Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price before the securities are actually issued or delivered. Due to fluctuations in the value of the securities the Portfolio is obligated to purchase, the yield obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually issued or delivered. The issuance of some when-issued securities also may be contingent upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring, which may increase the risk that they could decline in value by the time they are actually issued. Investments in forward commitments and when-issued and delayed delivery securities may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign

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governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Reverse Repurchase Agreement Risk
Reverse repurchase agreements involve the sale of securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements are subject to market risk, credit and counterparty risk and leveraging risk. Reverse repurchase agreements involve the risks that (i) the interest income

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earned from the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Portfolio will decline below the price of the securities the Portfolio has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Portfolio is required to repurchase them and (iv) the securities will not be returned in a timely manner or at all.
The Portfolio could lose money if it is unable to recover the securities and the value of the collateral held by the Portfolio, including the value of the investments made with cash collateral, is less than the value of the securities.
The Portfolio’s use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not used reverse repurchase agreements, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the interest income earned from the investment of the proceeds of the reverse repurchase agreement. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.
In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, that buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s obligations to repurchase the securities and the Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
Non‑Diversification Risk
The Portfolio is non-diversified, which means that it can hold securities of a smaller number of issuers and can invest a larger percentage of its assets in a single issuer than a diversified portfolio. To the extent that the Portfolio holds securities of a smaller number of issuers or invests a larger percentage of its assets in a single issuer than a diversified portfolio, the value of the Portfolio, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.
Subsidiary Risk
By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and the Subsidiary are both managed by the Subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Under Treasury regulations, the earnings of the Subsidiary included in the income of the Portfolio for U.S. federal income purposes will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Portfolio’s business of investing in stock, securities or currencies. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income,

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corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Island taxes, Portfolio shareholders would likely suffer decreased investment returns.
Tax Risk
In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Portfolio must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Portfolio’s pursuit of its investment strategies will potentially be limited by the Portfolio’s intention to qualify for such treatment and could adversely affect the Portfolio’s ability to so qualify. The Portfolio can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Portfolio were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Portfolio would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Portfolio’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.
Portfolio Turnover Risk
The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Portfolio’s Subadviser may, at its discretion, sell a portfolio security to take advantage of more attractive investment opportunities, when it no longer meets the criteria used to

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implement the Portfolio’s investment strategy, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Portfolio Turnover
The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objectives. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the Portfolio’s portfolio turnover rate that is reported in the Portfolio Summary. If these instruments were included in that calculation, the Portfolio would have a higher portfolio turnover rate than otherwise stated.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash.

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Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse

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consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for

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the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.675% on the first $250 million of such assets plus 0.650% of such assets over $250 million up to $750 million plus 0.625% of such assets over $750 million up to $1 billion plus 0.600% of such assets over $1 billion. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.61% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.
Contractual Fee Waiver
BIA has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee to the annual rate of 0.675% of the first $250 million of the Portfolio’s average daily net assets, 0.650% of such assets over $250 million up to $750 million, 0.625% of such assets over $750 million up to $1 billion, 0.590% of such assets over $1 billion up to $3.5 billion and 0.560% of such assets over $3.5 billion. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio. The Subsidiary is also managed by the Subadviser.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including potentially, a change in control of the subadviser. In such

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circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.31% of the Portfolio’s average daily net assets.
AQR CAPITAL MANAGEMENT, LLC, Two Greenwich Plaza, Greenwich, Connecticut 06830, (“AQR”) serves as the Subadviser to the Portfolio. AQR and its affiliates had approximately $140 billion in assets under management as of December 31, 2020.
The following individuals oversee the day-to-day management of the Portfolio, as well as set the Portfolio’s overall investment strategy.
Michael A. Mendelson is a Principal of AQR. Mr. Mendelson joined AQR in 2005, is a portfolio manager and is a member of AQR’s Executive Committee.
Yao Hua Ooi is a Principal of AQR. Mr. Ooi joined AQR in 2004 and leads the Research and Portfolio Management teams focused on AQR’s macro and multi-strategy funds.
John J. Huss is a Principal of AQR. Mr. Huss rejoined AQR in 2013 and oversees equity and multi-asset class strategies as a researcher and portfolio manager.
Ronen Israel is a Principal of AQR. Mr. Israel joined AQR in 1999, is Co-Head of Portfolio Management, Research, Risk and Trading and is a member of AQR’s Executive Committee.
Lars N. Nielsen is a Principal of AQR. Mr. Nielsen joined AQR in 2000, is Co-Head of Portfolio Management, Research, Risk and Trading and is a member of AQR’s Executive Committee.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a

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percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also

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declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

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Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under certain variable insurance products. A large number of transfers among the available investment options could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely

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to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

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Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long‑term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on

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closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end

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management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. The Subsidiary investments will be priced daily and a net asset value will be determined with respect to the Subsidiary each day. The Portfolio will value its shares of the Subsidiary at this net asset value.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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CONSOLIDATED FINANCIAL HIGHLIGHTS
The consolidated financial highlights table is intended to help you understand the Portfolio’s financial performance for the past five years (or the life of the Portfolio, if less than five years). The consolidated financial highlights table includes the financial highlights of the Subsidiary. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
AQR Global Risk Balanced Portfolio

Selected per share data
	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.23	$7.94	$9.36	$9.12	$8.37

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.04)	0.07	0.09	0.03	(0.02)
Net realized and unrealized gain (loss)	0.20	1.48	(0.62)	0.82	0.77

Total income (loss) from investment operations	0.16	1.55	(0.53)	0.85	0.75

Less Distributions
Distributions from net investment income	(0.21)	(0.26)	(0.04)	(0.16)	0.00
Distributions from net realized capital gains	(0.91)	0.00	(0.85)	(0.45)	0.00

Total distributions	(1.12)	(0.26)	(0.89)	(0.61)	0.00

Net Asset Value, End of Period	$8.27	$9.23	$7.94	$9.36	$9.12

Total Return (%) (b)	3.14 (c)	19.79 (c)	(6.35)	9.80	8.96

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	0.90	0.90	0.89	0.89
Gross ratio of expenses to average net assets excluding interest expense (%)	0.90	0.90	0.90	0.89	0.89
Net ratio of expenses to average net assets (%) (d)	0.89	0.89	0.89	0.88	0.88
Net ratio of expenses to average net assets excluding interest expense (%) (d)	0.89	0.89	0.89	0.88	0.88
Ratio of net investment income (loss) to average net assets (%)	(0.49)	0.80	1.08	0.29	(0.20)
Portfolio turnover rate (%)	74	101	26	32	54
Net assets, end of period (in millions)	$2,964.2	$3,236.0	$3,096.3	$3,754.9	$3,809.0

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section included in the Portfolio’s annual report for the period ended December 31, 2020.

(d)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I
BlackRock Global Tactical Strategies Portfolio
Class B Shares
PROSPECTUS
April 30, 2021

The Securities and Exchange Commission and the Commodity Futures
Trading Commission have not approved or disapproved these
securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

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BlackRock Global Tactical Strategies Portfolio

PORTFOLIO SUMMARY:
Investment Objectives
Seeks capital appreciation and current income.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class B
Management Fee	0.66%
Distribution and/or Service (12b‑1) Fees	0.25%
Other Expenses	0.02%
Acquired Fund Fees and Expenses (Expenses of Underlying ETFs and Other Investment Companies)	0.08%

Total Annual Portfolio Operating Expenses	1.01%
Fee Waiver *	(0.06%	)

Net Operating Expenses	0.95%

*	Brighthouse Investment Advisers, LLC has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class B	$97	$316	$552	$1,231
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 42% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio’s subadviser, BlackRock Financial Management, Inc. (“BlackRock” or “Subadviser”), will allocate the Portfolio’s assets in a broad range of asset classes, primarily through investment companies known as exchange-traded funds (the “Underlying ETFs”). The Portfolio can also invest in index derivative instruments, while maintaining a small amount of cash for the purpose of serving as collateral for such investments held by the Portfolio. Under normal conditions, BlackRock seeks to position the Portfolio for long-term capital appreciation by actively adjusting the asset allocation mix in response to prevailing market conditions. During periods of high volatility, BlackRock may adjust the Portfolio’s exposures, seeking to reduce Portfolio volatility. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. High volatility may result from rapid and dramatic price swings. The Portfolio targets a volatility of 10% over a one‑year period, but allows for expected volatility up to a maximum of 12% (excluding any contribution to volatility from exposure to Interest Rate Derivatives, defined below). While BlackRock attempts to manage the Portfolio’s volatility exposure to stabilize performance, there can be no guarantee that the Portfolio will achieve the targeted volatility or remain below its expected maximum volatility.
Through investment in the Underlying ETFs, equity and fixed income futures, and other derivatives the Portfolio is expected to have a normal strategic portfolio allocation of 54% in equities, 40% in fixed income, and 6% in real assets (including through its wholly-owned subsidiary as

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discussed below), which is subject to tactical adjustments and adjustments based on expectations of volatility. BlackRock will rely on a blend of both fundamental research and quantitative insights to determine potential opportunities and tactical reallocations that tilt the Portfolio away from the normal strategic allocation. The exposure to equities may range within 15% up or down from the long term strategic allocation in accordance with BlackRock’s investment views and expectations, subject to maximum expected portfolio volatility of 12%. The Portfolio’s exposure to equities may include domestic equities and international equities, including up to 5% in emerging market equities. The exposure to fixed income may also range within 15% up or down from the normal strategic allocation, subject to maximum expected portfolio volatility of 12%. The Portfolio’s fixed income exposure will come primarily from the investment grade fixed income market, diversified across U.S. dollar denominated government, corporate, and mortgage-backed securities. In addition, the Portfolio may invest up to 5% of total assets in any combination of emerging market debt and high yield debt (commonly referred to as “junk bonds”). In order to obtain exposure to real assets, which have a maximum combined allocation of 6%, the Portfolio may invest either in Underlying ETFs that in turn invest in real estate investment trusts (“REITs”), commodities and Treasury Inflation Protected Securities (“TIPS”) or in its wholly-owned subsidiary as discussed below that in turn invests in commodities. Under normal circumstances the combined investments in global equity securities, real assets (REITs, commodities and TIPS) and equity-sensitive securities (including emerging market debt and high yield debt) are limited to 80% of the Portfolio’s assets at market value at the time of investment. During periods when BlackRock determines to make an allocation in the Portfolio that is less than the long term strategic portfolio allocations as described above, BlackRock may hold cash and cash equivalents.
The underlying market exposures will be managed primarily through Underlying ETFs; index derivative instruments may also be used (for example, futures and options on securities indices). For more information about these derivative instruments in which the Portfolio may invest, please see “Investment Strategies and Risks” in the Statement of Additional Information.
BlackRock will apply a systematic framework that may respond to periods of higher expected volatility by adjusting the Portfolio’s exposures to attempt to reduce the likelihood of exceeding the maximum expected portfolio volatility of 12%. During periods of increasing expected volatility, the Portfolio may seek to reduce its market exposure by selling assets from Underlying ETFs and/or reducing exposure through equity and/or fixed income futures and other derivatives. During periods of lower expected volatility, the Portfolio may increase its market exposure by purchasing ETFs and/or increasing exposure through equity and/or fixed income futures and other derivatives. While the Portfolio may invest substantially all of its assets in Underlying ETFs, equity and fixed income futures, and other derivatives, BlackRock expects to always maintain at least a minimum investment in cash to serve as collateral for the derivative investments it holds.
The Portfolio may allocate up to 6% of its total assets to its wholly-owned and controlled subsidiary, organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”) in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. BlackRock also manages the assets of the Subsidiary. Generally, the Subsidiary will invest primarily in commodity-linked derivatives and exchange-traded funds. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives or instruments; however, the Subsidiary will comply with the same Investment Company Act of 1940, as amended (the “1940 Act”) asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, the Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis. The Portfolio is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
The Portfolio will also make use of an interest rate overlay that: (1) will use a combination of interest rate swaps, interest rate futures and/or total return swaps (“Interest Rate Derivatives”) and (2) will have a notional value (meaning the fixed face value, rather than the market value, of these instruments) equal to approximately 30% of the Portfolio’s net assets under normal market conditions. The percentage of the Portfolio’s net assets represented by Interest Rate Derivatives may change in different market environments, but is normally expected to stay within a range of 25% to 35% of net assets. BlackRock expects these instruments to provide additional diversification and balance the sources of risk in the Portfolio. Under certain market conditions, however, the investment performance of the Portfolio may be less favorable than it would be if the Portfolio did not use Interest Rate Derivatives. BlackRock anticipates that under normal market conditions the Portfolio’s

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Interest Rate Derivatives will have a maturity of approximately 10 years.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Volatility Management Risk.    Although the Portfolio’s Subadviser attempts to adjust the Portfolio’s overall exposure to volatility, there can be no guarantee that the Portfolio’s Subadviser will be successful in managing the Portfolio’s overall level of volatility. The Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses because of the investment techniques employed by the Subadviser to manage volatility, the implementation of those strategies by the Subadviser or the limitations of those strategies in times of extremely low volatility or extremely high volatility. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forego some of the returns that can be associated with periods of rising equity values.
Model and Data Risk.    When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Asset Allocation Risk.    The Portfolio’s ability to achieve its investment objective depends upon BlackRock’s analysis of various factors and the mix of asset classes that results from such analysis, which may prove incorrect. The Portfolio may experience losses or poor relative performance if BlackRock allocates a significant portion of the Portfolio’s assets to an asset class that does not perform relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.
Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Underlying ETF Risk.    Underlying ETF Risk is a direct risk of investing in the Portfolio. The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying ETFs may be adversely affected if the Underlying ETFs are unable to meet their investment objectives or the Portfolio allocates a significant portion of its assets to an Underlying ETF that performs poorly, including relative to other Underlying ETFs. In addition, the Portfolio bears its pro-rata portion of the operating expenses of the Underlying ETFs in which it invests.
Interest Rate Risk.    Interest rate risk is both a direct and indirect risk of investing in the Portfolio. The value of the Portfolio’s or an Underlying ETF’s investments in fixed income securities may decline when prevailing

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interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The Portfolio’s fixed-income portion will normally have a greater maturity or duration than will its benchmark. The interest earned on the Portfolio’s or an Underlying ETF’s investments in fixed income securities may decline when prevailing interest rates fall. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s or an Underlying ETF’s shares and reduce the liquidity of the Portfolio’s or an Underlying ETF’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.

Credit and Counterparty Risk.    Credit and counterparty risk is both a direct and indirect risk of investing in the Portfolio. The value of the Portfolio’s or an Underlying ETF’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio or an Underlying ETF fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio or an Underlying ETF files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio or an Underlying ETF, the Portfolio or an Underlying ETF may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
Interest Rate Swap Risk.    The risk of interest rate swaps includes changes in market conditions that may affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. Certain interest rate swap arrangements also involve the risk that they do not fully offset adverse changes in interest rates. Interest rate swaps may be illiquid and may be difficult to trade or value, especially in the event of market disruptions. Under certain market conditions, the use of interest rate swaps may result in less favorable performance than if such swap arrangements had not been used.
Forward and Futures Contract Risk.    The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty to a forward contract will default in the performance of its obligations; (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements on a futures contract, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so; (vii) the possibility that the Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse; (viii) the possibility that position or trading limits will preclude the Subadviser from taking positions in certain futures contracts on behalf of the Portfolio; and (ix) the risks typically associated with foreign investments to the extent the Portfolio invests in futures contracts traded on markets outside the United States.
Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
Subsidiary Risk.    By investing in the Subsidiary, the Portfolio is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. There can be no assurance that the Subsidiary’s investments will contribute to the Portfolio’s returns. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio, such as by reducing the Portfolio’s investment returns. The Portfolio’s ability to invest in the Subsidiary will potentially be limited by the Portfolio’s intention to qualify as a regulated investment company, and might adversely affect the Portfolio’s ability to so qualify.
Tax Risk.    In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Portfolio must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification

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tests at the end of each taxable quarter, and meet annual distribution requirements. The Portfolio’s pursuit of its investment strategies will potentially be limited by the Portfolio’s intention to qualify for such treatment and could adversely affect the Portfolio’s ability to so qualify. The Portfolio can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Portfolio were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Portfolio would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Portfolio’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.
Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying ETFs) include:
Market Risk.    An Underlying ETF’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by an Underlying ETF.
Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. An Underlying ETF may outperform or underperform other funds that employ a different investment style.
Mortgage-Backed and Asset-Backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause an Underlying ETF to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by an Underlying ETF are backed by lower rated securities, such as sub‑prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of an Underlying ETF receiving payments of principal or interest may be substantially limited.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Commodities Risk.    Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The Portfolio’s ability to invest in commodity-linked derivative instruments may be limited by the Portfolio’s intention to qualify as a regulated investment company, and could adversely affect the Portfolio’s ability to so qualify.
Real Estate Investment Risk.    Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.
TIPS and Inflation-Linked Bonds Risk.    The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including TIPS, may experience greater losses than other fixed income

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securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class B Shares as of December 31 of Each Year

Highest Quarter	1st – 2019	9.33%
Lowest Quarter	1st – 2020	-12.43%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	Since Inception	Inception Date
Class B	4.31%	6.68%	5.64%	05‑02‑11
Dow Jones Moderate Index (reflects no deduction for mutual fund fees or expenses)	12.24%	9.36%	7.21%	—
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.    BlackRock Financial Management, Inc., is the subadviser to the Portfolio.
Portfolio Managers.    Philip J. Green, Managing Director of BlackRock, and Michael Pensky, CFA, Director of BlackRock, have managed the Portfolio since its inception in 2011 and since 2019, respectively.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s and the Underlying ETFs’ assets decrease and decrease as the Portfolio’s and the Underlying ETFs’ assets increase. The percentage shown in the fee table for Acquired Fund Fees and Expenses (Expenses of Underlying ETFs and Other Investment Companies), which appears in the Portfolio Summary, shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of the relevant Underlying ETFs during the last fiscal year.

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Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Volatility Management Risk
The Portfolio’s Subadviser seeks to mitigate the effects of extreme market conditions by attempting to adjust the Portfolio’s overall exposure to volatility. There can be no guarantee that the Portfolio’s Subadviser will be successful in managing the Portfolio’s overall level of volatility. As a result, the Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forego some of the returns that can be associated with periods of rising equity values. In addition, the investment performance of the Portfolio relative to that of other portfolios may be adversely affected if the other portfolios do not attempt to manage their volatility or they target a different level of volatility than does the Portfolio.
The investment techniques the Portfolio’s Subadviser uses in managing the Portfolio’s volatility may not be as effective as the techniques other portfolios may use to manage volatility. In addition, the Portfolio may realize losses as a result of the implementation of volatility management strategies for the Portfolio. For example, delays in increasing or decreasing the Portfolio’s volatility level may adversely affect the Portfolio’s performance or result in losses. During periods of extremely low volatility or extremely high volatility, the Subadviser may experience difficulty in adjusting the Portfolio’s volatility to the desired level.
Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Portfolio’s Subadviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Portfolio’s Subadviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Portfolio’s investments.
When Models and Data used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Portfolio’s Subadviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss favorable investment opportunities altogether. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Portfolio’s Subadviser may be predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on

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the accuracy and reliability of the supplied historical data. In addition, Models that are predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark-to-market basis. Use of these Models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Subadviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.
All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
Asset Allocation Risk
The Portfolio’s ability to achieve its investment objective depends upon BlackRock’s analysis of various economic or market factors and the mix of asset classes that results from such analysis. BlackRock’s analysis, including any evaluations and assumptions regarding such economic or market factors, may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if BlackRock allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The

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Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
On October 28, 2020, the Securities and Exchange Commission adopted Rule 18f-4 under the 1940 Act, which, once effective, will apply to the Portfolio’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior Securities and Exchange Commission guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The application of Rule 18f-4 to the Portfolio could restrict the Portfolio’s ability to utilize derivative investments and financing transactions and prevent the Portfolio from implementing its principal investment strategies in the manner that it has historically, which may result in changes to the Portfolio’s principal investment strategies and could adversely affect the Portfolio’s performance.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Underlying ETF Risk
Underlying ETF Risk is a direct risk of investing in the Portfolio. The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying ETFs is directly related to the performance of the Underlying ETFs. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among

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Underlying ETFs and the ability of the Underlying ETFs to meet their investment objectives. The Portfolio may not meet its investment objective, which could adversely affect its performance, if an Underlying ETF fails to execute its investment strategy effectively or the Portfolio allocates a significant portion of its assets to an Underlying ETF that performs poorly, including relative to other Underlying ETFs. There can be no assurance that the investment objective of the Portfolio or any Underlying ETF will be achieved. As an investor in Underlying ETFs, the Portfolio bears its pro-rata portion of the operating expenses of those Underlying ETFs, including such Underlying ETFs’ management fee.
Interest Rate Risk
Interest rate risk is both a direct and indirect risk of investing in the Portfolio. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio or an Underlying ETF that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s or an Underlying ETF’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates may impact the yield of an Underlying ETF’s investments in fixed income securities and may increase the risk that, if followed by rising interest rates, the Underlying ETF’s performance will be negatively impacted. An Underlying ETF is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. The Portfolio’s fixed-income portion will normally have a greater maturity or duration than will its benchmark. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s or an Underlying ETF’s fixed income investments will affect the volatility of the Portfolio’s or an Underlying ETF’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio or an Underlying ETF may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio or an Underlying ETF paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.

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Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. In determining whether to increase or decrease interest rates, central banks typically consider, among other factors, the current state of the economy and markets, economic and financial forecasts, and the general economic outlook. There can be no assurance that the actions taken by central banks will have their intended effect.
The U.S. Government and the U.S. Federal Reserve have taken steps to support financial markets, including by keeping interest rates at low levels. The U.S. Federal Reserve has in the past reduced its market support activities. A reduction or withdrawal of U.S. Federal Reserve or other governmental support, including interest rate increases, could reduce the value of debt securities in which the Portfolio or an Underlying ETF invests.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s or an Underlying ETF’s shares and reduce the liquidity of the Portfolio’s or an Underlying ETF’s debt securities and other income-producing holdings. The Portfolio or an Underlying ETF is more susceptible to the risks associated with rising interest rates during periods when prevailing interest rates are at or near their historic lows.
Credit and Counterparty Risk
Credit and counterparty risk is both a direct and indirect risk of investing in the Portfolio. The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio or an Underlying Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio or an Underlying Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.
The Portfolio or an Underlying Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio or an Underlying Portfolio. If the Portfolio or an Underlying Portfolio engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio or an Underlying Portfolio, the Portfolio or an Underlying Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided

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to the Portfolio or an Underlying Portfolio in respect of the counterparty’s obligations to the Portfolio or an Underlying Portfolio or recovering collateral that the Portfolio or an Underlying Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio or an Underlying Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
Interest Rate Swap Risk
Interest rate swaps may be illiquid, and they subject the Portfolio to credit and counterparty risk. The risk of interest rate swaps includes changes in market conditions that affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. Under certain market conditions, the use of interest rate swaps may result in less favorable performance than if such swap arrangements had not been used. However, barring a default by the swap counterparty, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Portfolio is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Portfolio upon early termination of the swap.
The absence of a central exchange or market for interest rate swap agreements may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Certain interest rate swaps are required to be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in interest rate swaps being easier to trade or value. In a cleared swap, the clearinghouse will be the counterparty to the transaction, so the Portfolio will assume the risk that the clearinghouse may be unable to perform its obligations.
Participants in swaps that are not cleared are not as protected as participants on organized exchanges or through clearinghouses, because performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Portfolio is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. If the counterparty to an interest rate swap transaction defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.
In addition, if a swap transaction is particularly large or if the relevant market is illiquid, the Portfolio may not be able to establish or liquidate a position at an advantageous time or price, which may result in losses.
The Portfolio will use interest rate swaps to hedge against the risk of a fall in interest rates. The use of interest rate swaps by the Portfolio may assist the Insurance Companies to provide benefit guarantees associated with your Contract. The use of interest rate swaps in this manner may, under certain conditions, reduce the Portfolio’s return and might increase the volatility of the Portfolio.
Forward and Futures Contract Risk
The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations.

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The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty to a forward contract will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements on a futures contract, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so.
Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Portfolio to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).
The Portfolio will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. The Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. For example, in the event of an insolvency of the futures commission merchant, the Portfolio may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or realize the value of any increase in the price of its positions. The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and may impose sanctions or restrictions. In addition, the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the CFTC to establish speculative position limits on listed futures and economically equivalent over-the-counter (“OTC”) derivatives. Regulatory action taken by the CFTC to establish these additional position limits may adversely affect the market liquidity of the futures contracts, options and economically equivalent derivatives in which the Portfolio may invest. It is possible that, as a result of such limits, the Portfolio’s Subadviser will be precluded from taking positions in certain futures contracts or OTC derivatives as a result of positions held by other clients of the Subadviser or by the Subadviser or its affiliates themselves.
Futures contracts traded on markets outside the United States are not generally subject to regulation by the CFTC or other U.S. regulatory entities, including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Portfolio may not be afforded the same protections as are afforded those

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payments in the United States, including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
Portfolio Turnover Risk
The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
Subsidiary Risk
By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and the Subsidiary are both managed by the Subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Under Treasury regulations, the earnings of the Subsidiary included in the income of the Portfolio for U.S. federal income purposes will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Portfolio’s business of investing in stock, securities or currencies. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Island taxes, Portfolio shareholders would likely suffer decreased investment returns.
Tax Risk
In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Portfolio must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Portfolio’s pursuit of its investment strategies will potentially be limited by the Portfolio’s intention to qualify for such treatment and could adversely affect the Portfolio’s ability to so qualify. The Portfolio can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Portfolio were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Portfolio would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Portfolio’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

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Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying ETFs) include:
Market Risk
An Underlying ETF’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by an Underlying ETF’s adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. An Underlying ETF could also miss attractive investment opportunities if its adviser underweights markets or industries where there are significant returns, and could lose value if the adviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of an Underlying ETF will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, an Underlying ETF may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Underlying ETF’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for an Underlying ETF to value illiquid investments than more liquid investments. There is also a risk that an Underlying ETF will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying ETF may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Underlying ETF’s shares. An Underlying ETF’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies,

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that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which an Underlying ETF may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining an Underlying ETF’s payment obligations under a derivative investment, the cost of financing to the Underlying ETF or an investment’s value or return to an Underlying ETF, and may be used in other ways that affect an Underlying ETF’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for an Underlying ETF. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by an Underlying ETF or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to an Underlying ETF and may adversely affect an Underlying ETF’s performance or net asset value.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be

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undervalued by the Portfolio’s Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Mortgage-Backed and Asset-Backed Securities Risk
Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they are particularly sensitive to interest rates. On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative,” the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation began issuing uniform mortgage-backed securities (“UMBS”). All of the risks applicable to investing in mortgage-backed securities are applicable to investing in UMBS.
Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.
Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed will be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts exposes an Underlying ETF to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, the an Underlying ETF may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause an Underlying ETF to lose a portion of its principal investment represented by the premium the Underlying ETF paid.
Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause an Underlying ETF’s share price to be more volatile as

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the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.
Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities. During periods of market stress or high redemptions, the Underlying ETF may be forced to sell these securities at significantly reduced prices. Liquidity risk is even greater for mortgage pools that include subprime mortgages.
The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any.
If an Underlying ETF purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Underlying ETF will only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to an Underlying ETF as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non‑payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect an Underlying ETF’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, an Underlying ETF’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, an Underlying ETF may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

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To the extent an Underlying ETF owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Underlying ETF’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of an Underlying ETF to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying ETF’s foreign currency or securities holdings. Although an Underlying ETF may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Underlying ETF.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent an Underlying ETF owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Underlying ETF’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Underlying ETF to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Underlying ETF’s foreign currency or securities holdings. Although the Underlying ETF may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Underlying ETF.
To the extent an Underlying ETF invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Underlying ETF to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Underlying ETF to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Underlying ETF the amount owned under the certificates.

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Commodities Risk
The Portfolio may invest indirectly in commodity-linked derivative instruments that are designed to provide it with exposure to the commodities market without necessarily investing directly in physical commodities. Commodities are real assets such as oil, industrial metals, and precious metals such as gold or silver. The value of commodities may be affected by events that have less impact on non‑commodity investments. Moreover, exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities due to a variety of factors, including supply and demand relationships, fiscal and exchange control programs, or international, economic, political or regulatory developments. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, embargoes, tariffs and international economic, political and regulatory developments. In addition, commodities markets (and commodity-linked derivative instruments) may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and intervention.
In addition, there may be costs associated with the physical storage of the commodity underlying a derivative instrument, and the price of a commodity futures contract will reflect the storage costs of owning the physical commodity, even though the contract participants may not intend to make or take delivery of the commodity. Changes in storage costs for a commodity may result in changes to the value of futures contracts relating to that commodity.
Changes in the nature of the participants in the commodity derivatives markets may also affect the prices of such derivatives. For example, producers seeking to lock in the price of a commodity that they will deliver in the future generally must sell futures contracts at a price lower than the expected future cash price of the commodity in order to induce speculators to purchase the other side of the same futures contracts. Conversely, end users of a commodity seeking to hedge against a rise in prices generally must purchase futures contracts at a price higher than the expected future cash price. Therefore, the price of a commodity derivative may fluctuate based on whether the predominant hedgers in the market are producers or users of the commodity.
The Portfolio’s ability to invest in commodity-linked derivative instruments may be limited by the Portfolio’s intention to qualify as a regulated investment company, and could adversely affect the Portfolio’s ability to so qualify. If the Portfolio’s investments in commodity-linked derivative instruments were to exceed applicable limits or if such investments were to be recharacterized for U.S. federal income tax purposes, the Portfolio might be unable to qualify as a regulated investment company for one or more years, which would adversely affect the value of the Portfolio.
Real Estate Investment Risk
Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of an Underlying ETF that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected

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when the real estate market declines. When an Underlying ETF focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Underlying ETF’s performance is especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of an Underlying ETF that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.
Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of an Underlying ETF to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.
TIPS and Inflation-Linked Bonds Risk
The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. If an Underlying ETF purchases inflation-protected securities whose principal values have been adjusted upward due to inflation since issuance, the Underlying ETF may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Additional Indirect Risks of Investing in the Portfolio
The returns from the types of securities in which an Underlying ETF invests may underperform returns from the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.
The shares of the Underlying ETFs may trade at a premium or discount to their net asset value. The market value of Underlying ETF shares may differ from the shares’ net asset value. The net asset value of Underlying ETF shares fluctuate with the changes in the market value of the Underlying ETF’s holdings, while the trading price of Underlying ETF shares fluctuate in accordance with changes in net asset value as well as market supply and demand.
The Underlying ETFs may be non‑diversified and, therefore, can hold securities of a smaller number of issuers and can invest a larger percentage of their assets in a single issuer than a

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diversified ETF. As a result, the Underlying ETFs will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.
Another area of risk involves the potential focus of an Underlying ETF’s assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If an Underlying ETF invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Underlying ETF’s share price may fluctuate more widely than the value of shares of an ETF that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Portfolio may invest in more heavily will vary. Moreover, an Underlying ETF that invests a substantial portion of its assets in related sectors may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.
The Portfolio may invest in exchange traded investment vehicles that are designed to provide exposure to the investment return of assets that trade in the commodities markets, without investing directly in physical commodities (e.g., gold). The value of commodities may be affected by events that might have less impact on other investments, and prices of commodity investments may fluctuate significantly over short periods due to a variety of factors, including supply and demand relationships, fiscal and exchange control programs, or international economic, military or regulatory developments. In addition, commodities markets (and exchange traded investment vehicles investing in commodities) may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and other actions.
The Underlying ETF’s returns may deviate from those of its index. Factors such as the fees and expenses of the Underlying ETFs, imperfect correlation between an Underlying ETF’s securities and those in its index, rounding of prices, and changes to the index and to regulatory policies may affect an Underlying ETF’s ability to achieve close correlation with its index. Certain securities comprising the indices tracked by the Underlying ETFs may, from time to time, temporarily be unavailable, which may further impede the Underlying ETFs’ ability to track their applicable indices.
Certain Underlying ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other Underlying ETFs are actively managed ETFs (i.e., they do not track a particular benchmark), and are therefore subject to active management risk. An active secondary market in Underlying ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an Underlying ETF’s shares will continue to be listed on an active exchange. There is a risk that an Underlying ETF may terminate due to extraordinary events. For example, any of the service providers to an Underlying ETF, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the Underlying ETF, and the Underlying ETF may not be able to find a substitute service provider. Also, certain Underlying ETFs may be dependent upon licenses to

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use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the Underlying ETFs may also terminate. In addition, an Underlying ETF may terminate if its net assets fall below a certain amount.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Understanding the Portfolio
The Portfolio was designed on established principles of tactical asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds1 (previously defined as Underlying ETFs), involving primarily series of the iShares® Trust and iShares®, Inc.,2 but the Portfolio also has the ability to invest in series sponsored by other companies. Each Underlying ETF invests primarily in equity securities or in fixed income securities, as applicable, typically in an effort to replicate the performance of a market index, while managing the volatility of the Portfolio. Because the Portfolio invests in other investment companies rather than in individual securities, the Portfolio is considered a “fund of funds” and bears a proportionate share of the expenses charged by the Underlying ETFs in which it invests.
The Portfolio has a different allocation among various asset classes (including domestic and foreign equity, fixed income, and cash/money market). In addition, BlackRock may also make allocations to investments in other asset classes. Such asset classes could include, but are not limited to, commodities, real estate investment trusts, and Treasury Inflation-Protected Securities. BlackRock determines the allocations of specific investment percentages for the asset classes and then selects the Underlying ETFs in which the Portfolio invests based on a blend of both fundamental research and quantitative insights to determine potential opportunities and tactical reallocations. The allocations reflect varying degrees of potential investment risk and reward, and BlackRock may respond to periods of elevated volatility by adjusting the Portfolio’s exposures to attempt to reduce the likelihood of exceeding the maximum expected portfolio volatility of 12%.
BlackRock may choose to achieve a target allocation to cash by entering into repurchase agreements, directly purchasing money market instruments, or purchasing Underlying ETFs that invest in cash securities. BlackRock may add new Underlying ETFs or replace existing Underlying ETFs at its discretion. BlackRock intends to invest the Portfolio’s assets primarily in Underlying ETFs, but is not limited to these types of investments and may invest in other types of securities, including index derivative instruments (for example, futures and options on securities indices). In addition, the Portfolio will use a combination of interest rate swaps,

[1]	Exchange-traded funds are passively managed investment companies that hold a portfolio of common stocks, bonds or other securities designed to track the performance of a certain market index or market sector, such as the S&P 500® Index. An exchange-traded fund is a fund that is traded like a stock on a securities exchange and may be purchased and sold throughout the trading day based on its market price. An Underlying ETF holds the same stocks or bonds as the index it tracks (or a sampling of the stocks or bonds that are represented by that index in a proportion meant to track the performance of the entire index), so its market price generally reflects the value of the index at any given time. Exchange-traded funds are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees fees and marketing expenses. Therefore, exchange-traded fund shareholders pay their proportionate share of these expenses

[2]	iShares® is a registered mark of BlackRock Institutional Trust Company, N.A. (“BlackRock Institutional Trust”). The Portfolio is not sponsored, endorsed, sold, or promoted by BlackRock Institutional Trust. BlackRock Institutional Trust makes no representations or warranties to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in the Portfolio or the iShares Trust or iShares, Inc. BlackRock Institutional Trust has no obligation or liability in connection with the operation, marketing, or trading of the Portfolio.

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interest rate futures and total return swaps with a notional value equal to approximately 30% of the Portfolio’s net assets to lengthen the portfolio duration.
BlackRock will regularly review the Portfolio’s asset allocation among equities, fixed income, cash/cash equivalents and other asset classes (e.g., commodities), including the investment allocations within such asset classes and may make changes in the allocation based on the expected volatility in the Portfolio. Generally, BlackRock may make allocation changes at its discretion.
Because the Portfolio invests in Underlying ETFs, you should look for information about these Underlying ETFs in the applicable Underlying ETF prospectuses. Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Portfolio, however, the Underlying ETFs are not available as investment options under the Contracts and you would not have the potential to benefit from the allocation services provided by BlackRock.
The Portfolio will invest new assets and reinvest dividends based on the Portfolio’s target allocations at such time. However, the Portfolio’s allocations could change substantially over time as the Underlying ETFs’ asset values change due to market movements and portfolio management decisions.
BlackRock has broad discretion to allocate and reallocate the assets of the Portfolio among Underlying ETFs consistent with the Portfolio’s investment objective and policies and target allocations. BlackRock may allocate or reallocate a portion of the Portfolio’s assets into an Underlying ETF for which BlackRock serves as investment adviser or in the case of an Underlying ETF that is a unit investment trust for which an affiliate of BlackRock serves as trustee (collectively, “Affiliated Underlying ETFs”). BlackRock receives investment advisory fees or trustee fees from Affiliated Underlying ETFs, and therefore, where BlackRock allocates the Portfolio assets to an Affiliated Underlying ETF, in addition to the advisory fee charged to the Portfolio for asset allocation services, the Portfolio will also pay BlackRock its proportionate share of the advisory fee or trustee fee charged to the Affiliated Underlying ETF. In this regard, BlackRock has an incentive to select and invest the Portfolio’s assets in Affiliated Underlying ETFs. Also, BlackRock may believe that certain Affiliated Underlying ETFs could benefit from additional assets or could be harmed by redemptions. As a fiduciary, BlackRock is obligated to disregard these considerations in managing the Portfolio and has guidelines reasonably designed to ensure that Underlying ETFs are selected based on the investment objective and strategies of the Portfolio and without consideration of any benefit to BlackRock in connection with making such investments.
Investment Objectives
The Portfolio’s stated investment objectives can be changed without shareholder approval.
Investment Policies
The Portfolio and Underlying ETFs have adopted policies that set, for example, minimum and maximum percentages of their respective assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists

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immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s or Underlying ETF’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Portfolio’s Subadviser may, at its discretion, sell a portfolio security to take advantage of more attractive investment opportunities, when it no longer meets the criteria used to implement the Portfolio’s investment strategy, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Portfolio Turnover
The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objective. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the Portfolio’s portfolio turnover rate that is reported in the Portfolio Summary. If these instruments were included in that calculation, the Portfolio would have a higher portfolio turnover rate than otherwise stated.

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Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not

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been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1⁄3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Index Description
The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

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It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.800% of the first $100 million of such assets, plus 0.750% of such assets over $100 million up to $300 million, plus 0.700% of such assets over $300 million up to $600 million, plus 0.675% of such assets over $600 million up to $1 billion, plus 0.650% of such assets over $1 billion. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.61% of the Portfolios average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.
Contractual Fee Waiver
BIA has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee to the annual rate of 0.620% of the first $2.5 billion of the Portfolio’s average daily net assets, 0.600% of the next $2 billion of such assets, 0.550% of the next $2 billion of such assets, and 0.520% of such assets over $6.5 billion. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio

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will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio. The Subsidiary is also managed by the Subadviser.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.31% of the Portfolio’s average daily net assets.
BLACKROCK FINANCIAL MANAGEMENT, INC., is an indirect wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc., and its global subsidiaries provide investment management and risk management services and had assets under management totaling approximately $8.6 trillion as of December 31, 2020. BlackRock, Inc., is located at 55 East 52nd Street, New York, New York 10055.
The Portfolio is managed by a team of investment professionals at BlackRock. The lead members of the team are Philip J. Green, Managing Director of BlackRock, and Michael Pensky, Director of BlackRock. Mr. Green has been managing the Portfolio since its inception in 2011, and Mr. Pensky has been managing the Portfolio since 2019.
Mr. Green, Managing Director, is head of the Global Tactical Asset Allocation team within BlackRock’s Multi-Asset Strategies group. Mr. Green’s service with the firm dates back to 1999, including his years with Merrill Lynch Investment Managers (MLIM), which merged with BlackRock in 2006.
Mr. Pensky, CFA, Director, is a portfolio manager in the Global Tactical Asset Allocation team within BlackRock’s Multi-Asset Strategies group. Mr. Pensky’s service with the firm dates back to 2011. Prior to becoming a Director at BlackRock in 2018, he was a Vice President at BlackRock.

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Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the

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particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Fund of Funds Structure
Each Underlying ETF will have other shareholders, each of whom, along with the Portfolio, will pay their proportionate share of the Underlying ETF’s expenses. As a shareholder of an Underlying ETF, the Portfolio will have the same voting rights as other shareholders.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue

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Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a

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portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.

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The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.

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Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long‑term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in an Underlying ETF that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent an Underlying ETF invests significantly in small cap equity securities or certain fixed‑income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If an Underlying ETF invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Underlying ETF calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). The Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the use of fair value pricing by an Underlying ETF is expected to reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Underlying ETF’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on

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39

days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
Except for money market instruments maturing in 60 days or less and possible futures or swap agreements, the Portfolio invests generally all of its assets in Underlying ETFs and other open-end investment companies. Therefore, the value of the Portfolio’s investment portfolio is based on the closing market quotations for the Underlying ETFs and reported net asset values of the shares of the other open-end investment companies in which the Portfolio invests. For information regarding the pricing policies of the Underlying ETFs and other open-end investment companies, including the circumstances under which the Underlying ETFs and other open-end investment companies will use fair value pricing and the effects of fair value pricing, please refer to the Prospectuses of the Underlying ETFs and other open-end investment companies. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. The Subsidiary’s investments will be priced daily and a net asset value will be determined with respect to the Subsidiary each day. The Portfolio will value its shares of the Subsidiary at this net asset value. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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CONSOLIDATED FINANCIAL HIGHLIGHTS
The consolidated financial highlights table is intended to help you understand the Portfolio’s financial performance for the past five years (or the life of the Portfolio, if less than five years). The consolidated financial highlights table includes the financial highlights of the Subsidiary. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
BlackRock Global Tactical Strategies Portfolio

Selected per share data
	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.10	$9.22	$10.84	$9.75	$10.33

Income (Loss) from Investment Operations
Net investment income (a)	0.09	0.18	0.11	0.05	0.06
Net realized and unrealized gain (loss)	0.25	1.72	(0.82)	1.24	0.37

Total income (loss) from investment operations	0.34	1.90	(0.71)	1.29	0.43

Less Distributions
Distributions from net investment income	(0.17)	(0.02)	(0.15)	(0.07)	(0.15)
Distributions from net realized capital gains	(0.91)	0.00	(0.76)	(0.13)	(0.86)

Total distributions	(1.08)	(0.02)	(0.91)	(0.20)	(1.01)

Net Asset Value, End of Period	$10.36	$11.10	$9.22	$10.84	$9.75

Total Return (%) (b)	4.31	20.63	(7.18)	13.31	4.43

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.93	0.92	0.92	0.92	0.92
Net ratio of expenses to average net assets (%) (c)(d)	0.88	0.88	0.87	0.89	0.89
Ratio of net investment income to average net assets (%)	0.90	1.71	1.08	0.47	0.61
Portfolio turnover rate (%)	42	36	40	1	2
Net assets, end of period (in millions)	$6,151.5	$6,647.0	$6,256.1	$7,533.5	$7,327.5

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.

(d)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I

Brighthouse Balanced Plus Portfolio
Class B Shares

PROSPECTUS
April 30, 2021

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

Brighthouse Balanced Plus Portfolio

PORTFOLIO SUMMARY:
Investment Objectives
A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class B
Management Fee	0.24%
Distribution and/or Service (12b‑1) Fees	0.25%
Other Expenses	0.01%
Acquired Fund Fees and Expenses (Underlying Portfolio Fees and Expenses)	0.42%

Total Annual Portfolio Operating Expenses	0.92%
Fee Waiver*	(0.01%	)

Net Operating Expenses	0.91%

*	Brighthouse Investment Advisers, LLC has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class B	$93	$292	$508	$1,130
Portfolio Turnover
The Portfolio, which operates as a fund of funds, does not pay transaction costs when it buys and sells shares of the investment companies in which the Portfolio invests (the “Underlying Portfolios”) (or “turns over” its portfolio). An Underlying Portfolio pays transaction costs, such as commissions, when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the performance of both the Underlying Portfolios and the Portfolio. The Portfolio does, however, pay transaction costs when it buys and sells the financial instruments held in the Overlay Portion of the Portfolio. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 76% of the average value of its portfolio. Some of the Underlying Portfolios, however, may have portfolio turnover rates as high as 100% or more.
Principal Investment Strategies
The Portfolio seeks to achieve its objective by investing approximately 70% of its assets in Class A shares of the Underlying Portfolios, which are portfolios of Brighthouse Funds Trust I (the “Trust”) and Brighthouse Funds Trust II (“Trust II”) (the “Base Portion”) and approximately 30% of its assets in equity derivative instruments, primarily stock index futures, and a portfolio of fixed income instruments that serve as a collateral for the equity derivative instruments (the “Overlay Portion”). A stock index future is a contract for the future delivery of a cash payment based on the performance of a stock index such as the S&P 500® Index. In its neutral state, the Portfolio will allocate 60% of its total assets to equity securities or instruments and 40% of its total assets to fixed-income securities or instruments.
Brighthouse Investment Advisers, LLC (“BIA”) is the adviser to the Portfolio and is also responsible for managing the Base Portion’s investment in Underlying Portfolios. BIA establishes specific target investment percentages for the asset classes and the various components of each asset category. Under normal circumstances, the Base Portion invests primarily in

Underlying Portfolios in accordance with the target allocations of 30% to equity securities and 40% to fixed-income securities or instruments.
The Base Portion seeks to achieve capital growth through its investments in Underlying Portfolios that invest in equity securities of large‑cap U.S. companies, and to a lesser extent, small‑cap U.S. companies and foreign companies, including companies in emerging markets. The Base Portion seeks to achieve current income through its investments in Underlying Portfolios that invest in fixed income securities, which include both U.S. and foreign investment grade securities, as well as high-yield, high-risk bonds (commonly known as “junk bonds”).
For additional information about the Portfolio’s investment strategies and the names of the Underlying Portfolios in which the Portfolio may invest, please see “Additional Information about the Portfolio’s Investment Strategies” in the Prospectus.
Pacific Investment Management Company LLC (the “Subadviser”) is responsible for managing the Overlay Portion, including the management of the fixed-income collateral. The Overlay Portion, which comprises the remaining 30% of the Portfolio’s total assets, in its neutral state will provide the Portfolio with an additional 30% exposure to the equity markets utilizing equity derivative instruments, which primarily include stock index futures. The Overlay Portion of the Portfolio may also achieve equity exposure through stock index options, options on stock index futures, and stock index swaps. Because equity derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the assets in the Overlay Portion will be invested in a variety of fixed-income instruments. For more information about these derivative instruments in which the Portfolio may invest, please see “Investment Strategies and Risks” in the Statement of Additional Information.
The Portfolio’s investment in equity derivative instruments will be used to increase or decrease the Portfolio’s overall equity exposure, and therefore, its volatility. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. High volatility may result from rapid and dramatic price swings. The Subadviser may adjust the Portfolio’s equity exposure within a range from approximately 10% to 70%. For example, when the market is in a state of increased volatility, the Subadviser may decrease the Portfolio’s equity exposure by holding fewer long equity index futures or by taking a short position in equity derivative instruments. A short position involves the use by the Portfolio of a security or instrument that may benefit from a decrease in the price of underlying securities. When the Portfolio’s total equity exposure exceeds 60% the Portfolio may be exposed to leverage. The Subadviser will target an annualized volatility level for the Portfolio of 10%, but will allow volatility to drift between 8% and 12% before any actions are taken to adjust the Portfolio’s equity exposure. The Subadviser uses quantitative models in managing the Portfolio’s overall exposure to volatility. While the Subadviser attempts to manage the Portfolio’s volatility exposure to stabilize performance, there can be no assurance that the Portfolio will achieve the targeted volatility or remain within its target volatility range.
In addition to managing the Portfolio’s overall equity exposure as described above, the Subadviser will, within established guidelines, manage the approximately 30% of the Portfolio allocated as collateral in an attempt to enhance the Overlay Portion’s total return as well as balance the sources of risk in the Portfolio. The Subadviser will manage the collateral against an index blended to 60% Bloomberg Barclays Treasury Index/40% Bloomberg Barclays 20‑Year U.S. Treasury Index. The blended index is customized to approximate a 10‑ year duration and the Subadviser has the flexibility to vary duration within two years.
The fixed-income instruments in the Overlay Portion will be rated investment grade or higher by a nationally recognized statistical ratings organization, or, if unrated, determined by the Subadviser to be of comparable quality. At least 50% of the Overlay Portion’s assets will be invested in cash bonds issued by the U.S. Government and its agencies with same day or next day settlement. At least 75% of the Overlay Portion’s assets will be invested in securities linked to U.S. Treasuries and interest rates, including, but not limited to cash bonds, repurchase agreements, money market securities and derivatives. The Subadviser is also permitted to invest up to 25% of the Overlay Portion’s assets in other fixed-income securities, including, but not limited to, mortgage-related and asset-backed securities. The Subadviser may also invest in forward commitment, when-issued, or delayed delivery securities. The Overlay Portion may invest up to 15% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Overlay Portion will normally limit its foreign currency exposure (from non‑U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Overlay Portion may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.

Brighthouse Balanced Plus Portfolio

The following chart sets forth the target allocations set by BIA, as of April 30, 2021, to equity and fixed income securities. You should note that these percentages do not directly correspond to investment in equity and fixed income Underlying Portfolios because each Underlying Portfolio may contain one or more asset classes (for example, equity and fixed income) and each Underlying Portfolio may contain various subsets of an asset class (for example, small cap, mid cap and foreign securities). Deviations from the asset class target allocations will affect the asset class subset target allocations. In addition, the Portfolio’s actual allocations could vary substantially from the target allocations due to both market valuation changes and the Subadviser’s management of the Overlay Portion in response to volatility changes. Both the asset allocation between equity instruments and fixed income instruments and the allocation between the Base Portion and the Overlay Portion will therefore generally be rebalanced on a quarterly basis.

Asset Class	% of Total Portfolio *
Equity	60%
U.S. Large Cap		33%
U.S. Mid Cap		7%
U.S. Small Cap		5%
Foreign Equity		15%
Fixed Income	40%
U.S. Investment Grade		31%
U.S. High Yield		5%
Foreign Fixed Income		5%

*	Individual figures may not add up to the totals shown due to rounding.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Volatility Management Risk.    Although the Portfolio’s Subadviser attempts to adjust the Portfolio’s overall exposure to volatility, there can be no guarantee that the Portfolio’s Subadviser will be successful in managing the Portfolio’s overall level of volatility. The Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses because of the investment techniques employed by the Subadviser to manage volatility, the implementation of those strategies by the Subadviser or the limitations of those strategies in times of extremely low volatility or extremely high volatility. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forego some of the returns that can be associated with periods of rising equity values.
Model and Data Risk.    When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Asset Allocation Risk.    The Portfolio’s ability to achieve its investment objective depends upon BIA’s analysis of various factors and the mix of asset classes that results from such analysis, which may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if BIA allocates a significant portion of the Portfolio’s assets to an asset class that does not perform relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.
Derivatives Risk.    Derivatives risk is both a direct and indirect risk of investing in the Portfolio. The Portfolio or Underlying Portfolios may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can

Brighthouse Balanced Plus Portfolio

significantly increase the Portfolio’s or an Underlying Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio or an Underlying Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s or an Underlying Portfolio’s volatility and may require such Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio or an Underlying Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio or Underlying Portfolio.
Forward and Futures Contract Risk.    The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so; (vii) the possibility that the Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse; (viii) the possibility that position or trading limits will preclude the Subadviser from taking positions in certain futures contracts on behalf of the Portfolio; and (ix) the risks typically associated with foreign investments to the extent the Portfolio invests in futures contracts traded on markets outside the United States.
Leveraging Risk.    Leveraging risk is a direct risk of investing in the Portfolio. Derivatives and other transactions that give rise to leverage may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging also may require that the Portfolio liquidate portfolio securities when it is not advantageous to do so to satisfy its obligations or to meet segregation requirements. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed. Leverage can create an interest expense that would lower the Portfolio’s overall returns. There can be no guarantee that a leveraging strategy will be successful.
Market Risk.    Market risk is both a direct and indirect risk of investing in the Portfolio. The Portfolio’s or an Underlying Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio or an Underlying Portfolio.
Forward Commitment, When-Issued and Delayed Delivery Securities Risk.    Forward commitment, when-issued and delayed delivery securities risk is both a direct and indirect risk of investing in the Portfolio. Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value or yield of the securities the Portfolio or Underlying Portfolio is obligated to purchase will decline below the agreed upon purchase price or expected yield before the securities are actually issued or delivered. These investments may create a form of investment leverage, which may increase the Portfolio’s or Underlying Portfolio’s volatility and may require the Portfolio or Underlying Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Interest Rate Risk.    Interest rate risk is both a direct and indirect risk of investing in the Portfolio. The value of the Portfolio’s or an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The Portfolio’s fixed-income portion will normally have a greater maturity or duration than will its benchmark. The interest earned on the Portfolio’s or an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and

Brighthouse Balanced Plus Portfolio

other markets, increase redemptions in the Portfolio’s or an Underlying Portfolio’s shares and reduce the liquidity of the Portfolio’s or an Underlying Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
Credit and Counterparty Risk.    Credit and counterparty risk is both a direct and indirect risk of investing in the Portfolio. The value of the Portfolio’s or an Underlying Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio or an Underlying Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio or an Underlying Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio or an Underlying Portfolio, the Portfolio or an Underlying Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
Foreign Investment Risk.    Foreign investment risk is both a direct and indirect risk of investing in the Portfolio. Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Emerging Markets Risk.    In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.
Short Sale and Short Position Risk.    The Portfolio or an Underlying Portfolio will incur a loss from a short sale or short position if the value of the security sold short or the reference instrument, in the case of a short position, increases after the time the Portfolio or Underlying Portfolio entered into the short sale or short position. Short sales and short positions generally involve a form of leverage, which can exaggerate the Portfolio’s or an Underlying Portfolio’s losses. The Portfolio or an Underlying Portfolio that engages in a short sale or short position may lose more money than the actual cost of the short sale or short position and its potential losses may be unlimited if the Portfolio or Underlying Portfolio does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position. Any gain from a short sale or short position will be offset in whole or in part by the transaction costs associated with the short sale or short position.
Mortgage-Backed and Asset-Backed Securities Risk.    Mortgage-backed and asset-backed securities risk is both a direct and indirect risk of investing in the Portfolio. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio or an Underlying Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio or an Underlying Portfolio are backed by lower rated securities, such as sub‑prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio or an Underlying Portfolio receiving payments of principal or interest may be substantially limited.
TIPS and Inflation-Linked Bonds Risk.    The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including Treasury Inflation Protected Securities, may experience greater losses than other fixed income securities with

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similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Portfolio and Underlying Portfolios might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s and Underlying Portfolios’ transaction costs, which can adversely affect the Portfolio’s performance and the returns on the Portfolio’s investments in those Underlying Portfolios.
Other direct risks of investing in the Portfolio also include:
Underlying Portfolio Risk.    The investment performance of a Portfolio that invests a significant percentage of its assets in Underlying Portfolios may be adversely affected if the Underlying Portfolios are unable to meet their investment objectives or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios. Any Underlying Portfolio may have multiple asset class exposures and such exposures may change over time. In addition, the Portfolio bears its pro-rata portion of the operating expenses of the Underlying Portfolios in which it invests.
Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:
Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style.
High Yield Debt Security Risk.    High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class B Shares as of December 31 of Each Year

Highest Quarter	1st – 2019	9.88%
Lowest Quarter	4th – 2018	-9.16%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	Since Inception	Inception Date
Class B	12.52%	10.56%	8.13%	05-02-11
Dow Jones Moderate Index (reflects no deduction for mutual fund fees or expenses)	12.24%	9.36%	7.21%	—
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser and manages the Base Portion of the Portfolio.

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Subadviser.    Pacific Investment Management Company LLC is the subadviser to the Overlay Portion of the Portfolio.
Portfolio Managers
The Base Portion of the Portfolio is managed by a committee led by Kristi Slavin. Other members of the committee are Victor Soto and James Mason. Ms. Slavin has been a member since 2012. Mr. Soto has been a member since 2016. Mr. Mason has been a member since 2021.
Yang Lu, CFA, Vice President, Graham A. Rennison, Senior Vice President, and David L. Braun, CFA, Managing Director, have managed the Overlay Portion of the Portfolio since 2016.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s and the Underlying Portfolios’ assets decrease and decrease as the Portfolio’s and the Underlying Portfolios’ assets increase. The percentage shown in the fee table for Acquired Fund Fees and Expenses (Underlying Portfolio Fees and Expenses), which appears in the Portfolio Summary, shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of the relevant Underlying Portfolios during the last fiscal year.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.

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Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Volatility Management Risk
The Portfolio’s Subadviser seeks to mitigate the effects of extreme market conditions by attempting to adjust the Portfolio’s overall exposure to volatility. There can be no guarantee that the Portfolio’s Subadviser will be successful in managing the Portfolio’s overall level of volatility. As a result, the Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forego some of the returns that can be associated with periods of rising equity values. In addition, the investment performance of the Portfolio relative to that of other portfolios may be adversely affected if the other portfolios do not attempt to manage their volatility or they target a different level of volatility than does the Portfolio.
The investment techniques the Portfolio’s Subadviser uses in managing the Portfolio’s volatility may not be as effective as the techniques other portfolios may use to manage volatility. In addition, the Portfolio may realize losses as a result of the implementation of volatility management strategies for the Portfolio. For example, delays in increasing or decreasing the Portfolio’s volatility level may adversely affect the Portfolio’s performance or result in losses. During periods of extremely low volatility or extremely high volatility, the Subadviser may experience difficulty in adjusting the Portfolio’s volatility to the desired level.
Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Portfolio’s Subadviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Portfolio’s Subadviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Portfolio’s investments.
When Models and Data used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Portfolio’s Subadviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss favorable investment opportunities altogether. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Portfolio’s Subadviser may be predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on

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the accuracy and reliability of the supplied historical data. In addition, Models that are predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark-to-market basis. Use of these Models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Subadviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.
All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
Asset Allocation Risk
The Portfolio’s ability to achieve its investment objective depends upon BIA’s analysis of various economic or market factors and the mix of asset classes that results from such analysis. BIA’s analysis, including any evaluation and assumptions regarding such economic or market factors, may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if BIA allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
Derivatives Risk
Derivatives risk is both a direct and indirect risk of investing in the Portfolio. The Portfolio or Underlying Portfolios may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s or an Underlying Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio or an Underlying Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s or the Underlying Portfolio’s hedged position should increase. To the extent the Portfolio or an Underlying Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or if the Portfolio or an Underlying Portfolio hedges imperfectly, the Portfolio or

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Underlying Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio or an Underlying Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio or an Underlying Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio or an Underlying Portfolio engage give rise to a form of leverage. Leveraging may cause the Portfolio’s or an Underlying Portfolio’s performance to be more volatile than if the Portfolio or the Underlying Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio or an Underlying Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s or an Underlying Portfolio’s returns from those transactions, resulting in the Portfolio or the Underlying Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio or an Underling Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.
Use of derivatives subjects the Portfolio or an Underlying Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio or the Underlying Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio or the Underlying Portfolio in connection with that transaction. If the Portfolio or an Underlying Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio or the Underlying Portfolio.
On October 28, 2020, the Securities and Exchange Commission adopted Rule 18f-4 under the 1940 Act, which, once effective, will apply to the Portfolio’s or an Underlying Portfolio’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior Securities and Exchange Commission guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The application of Rule 18f-4 to the Portfolio or an Underlying Portfolio could restrict the Portfolio’s or the Underlying Portfolio’s ability to utilize derivative investments and financing transactions and prevent the Portfolio or the Underlying Portfolio from implementing its principal investment strategies in the manner that it has historically, which may result in changes to the Portfolio’s or the Underlying Portfolio’s principal investment strategies and could adversely affect the Portfolio’s or the Underlying Portfolio’s performance.

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Additional government regulation of derivative instruments may limit or prevent the Portfolio or an Underlying Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio or Underlying Portfolio.
Forward and Futures Contract Risk
The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so.
Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Portfolio to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).
The Portfolio will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. The Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. For example, in the event of an insolvency of the futures commission merchant, the Portfolio may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or realize the value of any increase in the price of its positions. The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and may impose sanctions or restrictions. In addition, the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the CFTC to establish speculative position limits on listed futures and economically equivalent over-the-counter (“OTC”) derivatives. Regulatory action taken by the CFTC to establish these additional position limits may adversely affect the market liquidity of the futures contracts, options and economically equivalent derivatives in which the Portfolio may invest. It is possible that, as a result of such limits, the Portfolio’s Subadviser will be precluded from taking positions in certain futures contracts or OTC derivatives as a result of positions held by other clients of the Subadviser or by the Subadviser or its affiliates themselves.

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Futures contracts traded on markets outside the United States are not generally subject to regulation by the CFTC or other U.S. regulatory entities, including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Portfolio may not be afforded the same protections as are afforded those payments in the United States, including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
Leveraging Risk
Leveraging risk is a direct risk of investing in the Portfolio. Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.
Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.
The Portfolio will segregate or “earmark” liquid assets in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is advantageous to do so to satisfy its obligations or to meet segregation requirements. In addition, leverage can create an interest expense that would lower the Portfolio’s overall returns. There can be no guarantee that a leveraging strategy will be successful.
Market Risk
Market risk is both a direct and indirect risk of investing in the Portfolio. The Portfolio’s or an Underlying Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser or an Underlying Portfolio’s adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio or an Underlying Portfolio could also miss attractive investment opportunities if its adviser underweights markets or industries where there are significant returns, and could lose value if the adviser overweights markets or industries where there are significant declines. Stocks and other equity securities are

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generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio or an Underlying Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio or an Underlying Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s or the Underlying Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio or an Underlying Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio or an Underlying Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio or an Underlying Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on an Underlying Portfolio’s shares. An Underlying Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which the Portfolio or an Underlying Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s or an Underlying Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an Underlying Portfolio or an investment’s value or return to the Portfolio or an Underlying Portfolio, and may be used in other ways that affect the Portfolio’s or the Underlying Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently

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include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio or an Underlying Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by an Underlying Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to an Underlying Portfolio and may adversely affect the Portfolio’s or an Underlying Portfolio’s performance or net asset value.
Forward Commitment, When-Issued and Delayed Delivery Securities Risk
Forward commitment, when-issued and delayed delivery securities risk is both a direct and indirect risk of investing in the Portfolio. Investments in forward commitments and when‑issued and delayed delivery securities are subject to the risk that the value of the securities the Portfolio or an Underlying Portfolio is obligated to purchase will decline below the agreed upon purchase price before the securities are actually issued or delivered. Due to fluctuations in the value of the securities the Portfolio or an Underlying Portfolio is obligated to purchase, the yield obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually issued or delivered. The issuance of some when-issued securities also may be contingent upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring, which may increase the risk that they could decline in value by the time they are actually issued. Investments in forward commitments and when-issued and delayed delivery securities may create a form of investment leverage, which may increase the Portfolio’s or an Underlying Portfolio’s volatility and may require the Portfolio or an Underlying Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Interest Rate Risk
Interest rate risk is both a direct and indirect risk of investing in the Portfolio. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio or an Underlying Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s or an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates may impact the yield of the Portfolio’s investments in fixed income securities and may increase the risk that, if followed by rising interest rates, the Portfolio’s performance will be negatively impacted. The Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) may lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly

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during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. The Portfolio’s fixed-income portion will normally have a greater maturity or duration than will its benchmark. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s or an Underlying Portfolio’s fixed income investments will affect the volatility of the Portfolio’s or an Underlying Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio or an Underlying Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio or an Underlying Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. In determining whether to increase or decrease interest rates, central banks typically consider, among other factors, the current state of the economy and markets, economic and financial forecasts, and the general economic outlook. There can be no assurance that the actions taken by central banks will have their intended effect.
The U.S. Government and the U.S. Federal Reserve have taken steps to support financial markets, including by keeping interest rates at low levels. The U.S. Federal Reserve has in the past reduced its market support activities. A reduction or withdrawal of U.S. Federal Reserve or other governmental support, including interest rate increases, could reduce the value of debt securities in which the Portfolio or an Underlying Portfolio invests.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s or an Underlying Portfolio’s shares and reduce the liquidity of the Portfolio’s or an Underlying Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
Credit and Counterparty Risk
Credit and counterparty risk is both a direct and indirect risk of investing in the Portfolio. The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not

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backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio or an Underlying Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio or an Underlying Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.
The Portfolio or an Underlying Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio or an Underlying Portfolio. If the Portfolio or an Underlying Portfolio engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio or an Underlying Portfolio, the Portfolio or an Underlying Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio or an Underlying Portfolio in respect of the counterparty’s obligations to the Portfolio or an Underlying Portfolio or recovering collateral that the Portfolio or an Underlying Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio or an Underlying Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
Foreign Investment Risk
Foreign investment risk is both a direct and indirect risk of investing in the Portfolio. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s or an Underlying Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s or an Underlying Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio or an Underlying Portfolio may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

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To the extent the Portfolio or an Underlying Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s or Underlying Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio or an Underlying Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s or an Underlying Portfolio’s foreign currency or securities holdings. Although the Portfolio or an Underlying Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio or Underlying Portfolio.
To the extent the Portfolio or an Underlying Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent the Portfolio or an Underlying Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio or an Underlying Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio or an Underlying Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio or an Underlying Portfolio the amount owned under the certificates.
Emerging Markets Risk
Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed

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countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose withholding and other taxes, some of which may be confiscatory, on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.
The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries. Many emerging market countries are heavily dependent on international trade and have fewer trading partners than developed countries, which makes them more sensitive to world commodity prices and economic downturns in other countries.
The fiscal and monetary policies of emerging market countries may result in sudden or high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.
Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
Short Sale and Short Position Risk
Short sale and short position risk is both a direct and indirect risk of investing in the Portfolio. The Portfolio or an Underlying Portfolio may sell short shares of a security when it continues to hold other shares of that same security or when it holds other securities convertible or exchangeable into the securities sold short, or the Portfolio or an Underlying Portfolio may sell short securities it does not own. The Portfolio or an Underlying Portfolio may also enter into a short position through other means, including futures contracts, swap agreements and other derivative positions. The Portfolio or an Underlying Portfolio may enter into a short sale or short position with respect to a security or reference instrument, in the case of a short position, when it expects the value of the security or reference instrument to decline. The Portfolio or an Underlying Portfolio will incur a loss if the value of the security sold short or the reference instrument increases after the time the Portfolio or Underlying Portfolio entered into the short sale or short position. This loss will be equal to the increase in the value of the security sold short or the reference instrument from the time that the short sale or short position was opened plus any transaction costs associated with the short sale or short position. Short sales and short positions generally involve a form of leverage, which can exaggerate the Portfolio’s or an Underlying Portfolio’s losses. The Portfolio or an Underlying Portfolio that engages in a short sale or short position may lose more money than the actual cost of the short sale or short position and its potential losses may be unlimited if the Portfolio or Underlying Portfolio does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position. Any gain from a short sale or short position will be offset in whole or in part by the transaction costs associated with the short sale or short position. In addition, the Portfolio’s or an Underlying Portfolio’s short sales and/or short positions will limit its ability to benefit fully from increases in the relevant securities markets. If the Portfolio or an Underlying Portfolio borrows the securities that it sells short, the

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Portfolio or Underlying Portfolio is generally obligated to return the security to the lender at a later date and pay the lender of the security fees and any dividends or interest that accrue on the security during the period of the loan.
Mortgage-Backed and Asset-Backed Securities Risk
Mortgage-backed and asset-backed securities risk is both a direct and indirect risk of investing in the Portfolio. Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they are particularly sensitive to interest rates. On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative,” the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation began issuing uniform mortgage-backed securities (“UMBS”). All of the risks applicable to investing in mortgage-backed securities are applicable to investing in UMBS.
Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.
Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed will be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts exposes the Portfolio or an Underlying Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, the Portfolio or an Underlying Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause the Portfolio or an Underlying Portfolio to lose a portion of its principal investment represented by the premium the Portfolio or Underlying Portfolio paid.

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Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause the Portfolio’s or an Underlying Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.
Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities. During periods of market stress or high redemptions, the Portfolio or an Underlying Portfolio may be forced to sell these securities at significantly reduced prices. Liquidity risk is even greater for mortgage pools that include subprime mortgages.
The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any.
If the Portfolio or an Underlying Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio or Underlying Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio or an Underlying Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non‑payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.
TIPS and Inflation-Linked Bonds Risk
The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. If the Portfolio or an Underlying Portfolio purchases, in the secondary market, inflation-protected securities whose principal values have been adjusted upward due to inflation since issuance, the Portfolio or Underlying Portfolio may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Portfolio Turnover Risk
The investment techniques and strategies utilized by the Portfolio and Underlying Portfolios might result in a high degree of portfolio turnover. In addition, the Portfolio’s or Underlying Portfolios’ turnover rates may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating

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volume of subscriptions and redemptions or due to a change in the Portfolio’s or an Underlying Portfolio’ subadviser. High portfolio turnover rates will increase the Portfolio’s and Underlying Portfolios’ transaction costs, which can adversely affect the Portfolio’s performance and the returns on the Portfolio’s investments in those Underlying Portfolios.
Other direct risks of investing in the Portfolio include:
Underlying Portfolio Risk
The investment performance of a Portfolio that invests a significant percentage of its assets in Underlying Portfolios is directly related to the performance of the Underlying Portfolios. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among Underlying Portfolios and the ability of the Underlying Portfolios to meet their investment objectives. The Portfolio may not meet its investment objective, which could adversely affect its performance, if an Underlying Portfolio fails to execute its investment strategy effectively or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios. Any Underlying Portfolio may have multiple asset class exposures and such exposures may change over time. There can be no assurance that the investment objective of the Portfolio or any Underlying Portfolio will be achieved. As an investor in Underlying Portfolios, the Portfolio bears its pro‑rata portion of the operating expenses of those Underlying Portfolios, including such Underlying Portfolios’ management fee.
Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. An Underlying Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support

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their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style. An Underlying Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by an Underlying Portfolio’s adviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
High Yield Debt Security Risk
High yield debt securities, or “junk bonds”, are securities that are rated below “investment grade” or are not rated but are of equivalent quality. An Underlying Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than an Underlying Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, the Underlying Portfolio’s adviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Underlying Portfolio. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid.
An Underlying Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit and

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counterparty risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.
An Underlying Portfolio that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Underlying Portfolio, or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Underlying Portfolio’s adviser to be of comparable quality (“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. An Underlying Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. An Underlying Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Understanding the Portfolio
The Portfolio is designed on established principles of asset allocation combined with an overlay strategy designed to adjust the Portfolio’s equity exposure to achieve a targeted level of volatility. The Portfolio has two components: the Base Portion and the Overlay Portion.
The Base Portion (Approximately 70%)
The Portfolio’s Base Portion will invest substantially all of its assets in Underlying Portfolios that are portfolios of the Trust or Trust II. BIA first establishes a target allocation between the broad asset classes of equity and fixed income and sets target percentages for various components of each broad asset category. BIA determines these target allocations based on a variety of factors, including its long-term outlook for return and risk characteristics of the various asset classes and the relationships between those asset classes.
For example, within the broad equity category, BIA will establish targets for large cap, mid cap, small cap and foreign equities. BIA then selects a combination of Underlying Portfolios designed to meet both the broad and narrow asset class targets. The selection of Underlying Portfolios will be based on, among other factors, the Underlying Portfolios’ investment objectives, policies, investment processes, portfolio characteristics and investment personnel. BIA may add new Underlying Portfolios, replace existing Underlying Portfolios or change the allocations among the Underlying Portfolios, dependent upon, among other factors, changing market dynamics, changes to the investment personnel, investment process, or criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a diversification benefit to the Portfolio. Information regarding the Underlying Portfolios is included in the summary prospectuses and prospectuses for those portfolios dated April 30, 2021. Copies of the summary prospectuses and prospectuses may be obtained free of charge by calling or writing the Trust at the telephone number or address on the back cover page of this Prospectus.

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Before selecting Underlying Portfolios, BIA analyzes each Underlying Portfolio’s historic and current security holdings and performance to determine the Underlying Portfolio’s investment attributes. For example, for Underlying Portfolios structured for equity investment, large cap, mid cap, and small cap exposure is considered, as is the investment bias toward growth or value style of investment. Further, the type of growth or value management employed is also a consideration for BIA, such as deep value, traditional value, relative value, growth at a reasonable price, traditional growth, or earnings momentum styles of investment. For Underlying Portfolios that invest in fixed income securities, the effective duration, credit quality and currency denomination is evaluated in conjunction with exposure to particular sectors of the fixed income marketplace, including U.S. Treasury securities, government agencies, asset-backed securities, mortgage-backed securities, investment grade corporate bonds, high yield corporate bonds, non‑U.S. government and corporate obligations, emerging market debt and cash or money market instruments. Depending upon the amount of cash or money market instruments held in the aggregate among the Underlying Portfolios, the Portfolio maintains the ability to invest in an Underlying Portfolio that holds only money market instruments. BIA also evaluates the performance dynamics among the Underlying Portfolios and their respective holdings in order to determine the appropriate weighting for the Portfolio’s risk profile.
Periodically, BIA will communicate with management personnel of the Underlying Portfolios to discuss the positioning of the Underlying Portfolios and any changes that may have occurred. Periodically, BIA will consider whether to make changes to the allocation to any of the Underlying Portfolios. If a new Underlying Portfolio is selected or the allocation to an existing Underlying Portfolio is adjusted by BIA, a corresponding shifting of allocations to the remaining Underlying Portfolios will result.
The Underlying Portfolios in which the Portfolio may currently invest are:

BRIGHTHOUSE FUNDS TRUST I
AB International Bond Portfolio
BlackRock High Yield Portfolio
Brighthouse/Aberdeen Emerging Markets Equity Portfolio
Brighthouse/Artisan International Portfolio
Brighthouse/Eaton Vance Floating Rate Portfolio
Brighthouse/Franklin Low Duration Total Return Portfolio
BRIGHTHOUSE FUNDS TRUST II
Baillie Gifford International Stock Portfolio
BlackRock Bond Income Portfolio
BlackRock Capital Appreciation Portfolio
BlackRock Ultra-Short Term Bond Portfolio
Brighthouse/Artisan Mid Cap Value Portfolio
Brighthouse/Dimensional International Small Company Portfolio
Brighthouse/Templeton International Bond Portfolio
Brighthouse/Wellington Large Cap Research Portfolio
Brighthouse Small Cap Value Portfolio
Clarion Global Real Estate Portfolio
Harris Oakmark International Portfolio
Invesco Comstock Portfolio
Invesco Global Equity Portfolio
Invesco Small Cap Growth Portfolio
JPMorgan Core Bond Portfolio
JPMorgan Small Cap Value Portfolio
Loomis Sayles Global Allocation Portfolio
Loomis Sayles Growth Portfolio
MFS® Research International Portfolio
Morgan Stanley Discovery Portfolio
PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
SSGA Emerging Markets Enhanced Index Portfolio
TCW Core Fixed Income Portfolio

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T. Rowe Price Large Cap Value Portfolio
T. Rowe Price Mid Cap Growth Portfolio
Victory Sycamore Mid Cap Value Portfolio
Wells Capital Management Mid Cap Value Portfolio
Western Asset Management Government Income Portfolio
Brighthouse/Wellington Balanced Portfolio
Brighthouse/Wellington Core Equity Opportunities Portfolio
Frontier Mid Cap Growth Portfolio
Jennison Growth Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
MetLife Aggregate Bond Index Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife MSCI EAFE® Index Portfolio
MetLife Russell 2000® Index Portfolio
MetLife Stock Index Portfolio
MFS® Total Return Portfolio
MFS® Value Portfolio
Neuberger Berman Genesis Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
VanEck Global Natural Resources Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
Western Asset Management U.S. Government Portfolio

The Portfolio may invest in any or all of the Underlying Portfolios, but will not normally invest in every Underlying Portfolio at any particular time. BIA may add new Underlying Portfolio investments or replace existing Underlying Portfolio investments for the Portfolio at any time.
There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Portfolio. BIA may take into account these capacity considerations when allocating investments among the Underlying Portfolios. BIA may add new Underlying Portfolio investments or replace existing Underlying Portfolio investments for the Portfolio at any time. In some instances, BIA may allocate capacity in certain Underlying Portfolios to other investors, which may have the effect of limiting the Portfolio’s opportunity to invest in the Underlying Portfolio.
Although the Base Portion’s investments in the Underlying Portfolios will be made in an attempt to achieve the 30% equity and 40% fixed income target allocations, as set forth in the Portfolio Summary, the Base Portion’s actual allocations may be different from its target allocations because of, for example, changes to the Underlying Portfolios’ asset values due to market movements. BIA may manage cash flows into or out of the Portfolio in an effort to bring actual allocations more closely in line with the target allocations. In addition, BIA will generally rebalance allocations among the Underlying Portfolios on a quarterly basis to correspond to the target allocations.
The Base Portion seeks to achieve capital growth through its investments in Underlying Portfolios that invest in equity securities. These investments include Underlying Portfolios that invest mainly in stocks of large established U.S. companies, as well as, to a lesser extent, in stocks of foreign companies and small U.S. companies with above average growth potential. The Underlying Portfolios may invest in foreign equity securities of any capitalization, but primarily will be invested in larger capitalization companies.
The Base Portion seeks to achieve current income through its investments in Underlying Portfolios that invest in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers. The Base Portion may also invest in Underlying Portfolios that invest in U.S. and foreign investment grade securities, as well as

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Underlying Portfolios that invest in high-yield, high-risk bonds (commonly known as “junk bonds”). The Underlying Portfolios may invest in foreign fixed-income securities of any credit quality, but primarily will be invested in investment grade fixed-income securities.
Please note that the expenses of the Underlying Portfolios, as set forth in the Portfolio Summary, could change as the Underlying Portfolios’ asset values change or through the addition or deletion of Underlying Portfolios. Because the Portfolio invests in Underlying Portfolios, the costs of investing in the Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. The Portfolio, as a shareholder, will pay its share of the Underlying Portfolios’ expenses as well as the Portfolio’s own expenses. Therefore, an investment in the Portfolio may result in the duplication of certain expenses. Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by BIA.
BIA has broad discretion to allocate and reallocate the assets of the Base Portion of the Portfolio among the Underlying Portfolios consistent with the Portfolio’s investment objective and policies and target allocations. In addition to the investment advisory fee charged by BIA for its asset allocation services, BIA would receive investment advisory fees from any affiliated Underlying Portfolios in which the Portfolio may invest. In this regard, BIA has an incentive to select and invest the Portfolio’s assets in affiliated Underlying Portfolios with higher fees than other Underlying Portfolios. Also, BIA may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, BIA is obligated to disregard these incentives in advising the Portfolio. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the Underlying Portfolios.
The Overlay Portion (Approximately 30%)
The Overlay Portion, which comprises the remaining 30% of the Portfolio’s total assets, in its neutral state will provide the Portfolio with an additional 30% exposure to the equity markets utilizing equity derivative instruments, which primarily include stock index futures. The Overlay Portion of the Portfolio may also obtain equity exposure through stock index options, options on stock index futures, and stock index swaps (together with stock index futures, “Stock Index Instruments”). If the Subadviser determines that the Stock Index Instruments are substantially overvalued in relation to the actual stocks in the S&P 500 Index, the Subadviser may invest in stocks to emulate the index until such time as the Stock Index Instruments’ valuations return to fair value or below. Because equity derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the assets in the Overlay Portion will be invested in a variety of fixed-income instruments.
The Portfolio’s investment in equity derivative instruments will be used to increase or decrease the Portfolio’s overall equity exposure, and therefore, its volatility. Volatility is a statistical measurement of the magnitude of the up and down fluctuations in the value of a financial instrument or index over time. High volatility may result from rapid and dramatic price swings. The Subadviser may adjust the Portfolio’s equity exposure within a range from approximately 10% to 70%. When the Portfolio’s total equity exposure exceeds 60% of the overall portfolio, the Portfolio may be exposed to leverage because the Portfolio’s long index

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futures position may not be fully collateralized. Trading in the equity index overlay will be passively managed in accordance with established guidelines in an attempt to target an annualized volatility level for the Portfolio of 10%, but allows for volatility to drift between an lower (8%) and upper (12%) band before any actions are taken to adjust the equity exposure. The Subadviser uses quantitative models in managing the Portfolio’s overall exposure to volatility. While the Subadviser attempts to manage the Portfolio’s volatility exposure to stabilize performance, there can be no assurance that the Portfolio will reach the targeted volatility or remain within its target volatility range.
In addition to managing the Portfolio’s overall equity exposure as described above, the Subadviser will, within established guidelines, actively manage the 30% of the Portfolio allocated as collateral in an attempt to enhance the Overlay Portion’s total return as well as balance the sources of risk in the Portfolio. The Subadviser will manage the collateral against an index blended to 60% Bloomberg Barclays Treasury Index/40% Bloomberg Barclays 20‑Year U.S. Treasury Index. The blended index is customized to approximate a 10‑ year duration and the Subadviser has the flexibility to vary duration within two years.
The fixed-income instruments will be rated investment grade or higher by a nationally recognized statistical ratings organization, or, if unrated, determined by the Subadviser to be of comparable quality. Fixed-income instruments include fixed-income securities issued by the U.S. Government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on such securities or related indices; mortgage-related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; repurchase and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities.
At least 50% of the Overlay Portion’s assets will be invested in cash bonds issued by the U.S. Government and its agencies with same or next day settlement. At least 75% of the Overlay Portion’s assets will be invested in securities linked to U.S. Treasuries and interest rates, including, but not limited to, cash bonds, repurchase agreements, money market securities, and derivatives. The Subadviser is also permitted to invest up to 25% of the Overlay Portion’s assets in other fixed-income securities.
The Overlay Portion may invest up to 15% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Overlay Portion will normally limit its foreign currency exposure (from non‑U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Overlay Portion may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.
Investment Objectives
The Portfolio’s stated investment objectives can be changed without shareholder approval.

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Investment Policies
The Portfolio and Underlying Portfolios have adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s or Underlying Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Portfolio’s Subadviser may, at its discretion, sell a portfolio security to take advantage of more attractive investment opportunities, when it no longer meets the criteria used to implement the Portfolio’s investment strategy, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

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Portfolio Turnover
The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objectives. In addition, the Underlying Portfolios may also actively and frequently trade portfolio securities in an attempt to achieve their investment objectives. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the Portfolio’s portfolio turnover rate that is reported in the Portfolio Summary. If these instruments were included in that calculation, the Portfolio would have a higher portfolio turnover rate than otherwise stated.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and

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impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Underlying Portfolios and the Portfolio invest, which could result in material adverse consequences for such issuers, and may cause the Underlying Portfolios’ and the Portfolio’s investments to lose value. In addition, cyber-attacks involving an Underlying Portfolio or Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Underlying Portfolios or the Portfolio, which may result in losses to the Underlying Portfolios and the Portfolio and their shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Underlying Portfolios or the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price their investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.
It is not possible to invest directly in an index.

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ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. In addition to its managerial responsibilities, BIA is responsible for managing the Base Portion of the Portfolio and establishing specific percentage targets for each asset class and each Underlying Portfolio to be held by the Portfolio based on the investment objectives and policies of the Underlying Portfolios, BIA’s investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Overlay Portion of the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Overlay Portion of the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
The Base Portion of the Portfolio is managed by a committee composed of the individuals listed below. Each member of the committee is responsible for analyzing the Underlying Portfolios and making recommendations for and overseeing the allocation of the assets of the Base Portion of the Portfolio.
Kristi Slavin, CFA, CAIA, is the Chair of the committee. She has been President of BIA and Chair of the BIA Board of Managers since 2016, and has worked for BIA since 2008. Ms. Slavin has been President and Chief Executive Officer of the Trust and Trust II since 2016. From 2014 until 2017, she was a Vice President of Metropolitan Life Insurance Company (“Metropolitan Life”).
Victor Soto, CFA, CAIA, FRM, has been Executive Vice President of BIA since 2016 and has worked for BIA since 2015. Mr. Soto has been Vice President of the Trust and Trust II since 2018. From 2015 until 2017, he was an Assistant Vice President of Metropolitan Life. From 2013 until he joined BIA, Mr. Soto was a Portfolio Manager at 1st Global.
James Mason, CFA, FRM, has been Asset Allocation Portfolio Management Director of BIA since 2021. From 2015 until 2021, Mr. Mason was a Director responsible for BIA’s oversight of its equity and fixed income portfolio strategies.
The SAI provides additional information about each committee member’s compensation, other accounts managed and the member’s ownership of securities in the Portfolio.
As compensation for its services to the Base Portion of the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Base

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Portion of the Portfolio as follows: 0.100% on first $500 million of such assets plus 0.075% on such assets over $500 million up to $1 billion plus 0.050% on such assets over $1 billion. With respect to the Overlay Portion of the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Overlay Portion as follows: 0.725% of the first $250 million of such assets plus 0.700% on such assets over $250 million up to $750 million plus 0.675% on such assets over $750 million up to $1 billion plus 0.650% on such assets over $1 billion. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.23% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.
Contractual Fee Waiver
BIA has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for the Portfolio’s investments in the Overlay Portion to the annual rate of 0.675% of the first $1 billion of the Portfolio’s average daily net assets, 0.650% of such assets over $1 billion up to $2.5 billion, 0.625% of such assets over $2.5 billion up to $5 billion, and 0.600% of such assets over $5 billion. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will manage the Overlay Portion of the Portfolio, select the assets to be purchased and sold by the Portfolio with respect to the Overlay Portion, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets with respect to the Overlay Portion, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day‑to‑day management of the investments in the Overlay Portion of the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Overlay Portion of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information

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concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the average daily net assets of the Overlay Portion of the Portfolio. The Portfolio is not responsible for the fees paid to the Subadviser. In addition, the Subadviser could receive investment subadvisory fees from any Underlying Portfolios for which it acts as subadviser in which the Portfolio may invest. For the year ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.11% of the average daily net assets on the Overlay Portion of the Portfolio.
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC, 650 Newport Center Drive, Newport Beach, California 92660, is the Subadviser to the Portfolio. As of December 31, 2020, PIMCO had approximately $2.2 trillion in assets under management.
The following individuals are jointly responsible for managing the Overlay Portion of the Portfolio:
Yang Lu, CFA, is a vice president and portfolio manager on the quantitative portfolio management team at PIMCO. Prior to joining PIMCO in 2018, he was an analyst at Hutchin Hill Capital, responsible for developing and managing quantitative equity market neutral strategies. He has six years of investment experience.
Graham A. Rennison is a senior vice president in the quantitative portfolio management group at PIMCO, focusing on multi-asset-class systematic strategies. He was previously a member of the client analytics group, advising clients on strategic asset allocation. Prior to joining PIMCO in 2011, Mr. Rennison was a director and head of systematic strategies research at Barclays Capital in New York and also spent five years at Lehman Brothers. He has 19 years of investment experience.
David L. Braun, CFA, is a Managing Director and generalist portfolio manager in PIMCO’s New York office and head of the U.S. financial institutions group (FIG) and stable value portfolio management teams. He is a senior member of the liability-driven investment and the U.S. core portfolio management teams. He oversees management of fixed income investment portfolios for institutional and retail clients. Mr. Braun joined PIMCO in 2009 and has 27 years of investment, risk management, and actuarial experience.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their

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affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Fund of Funds Structure
Each Underlying Portfolio will have other shareholders, each of whom, along with the Portfolio, will pay their proportionate share of the Underlying Portfolio’s expenses. As a shareholder of an Underlying Portfolio, the Portfolio will have the same voting rights as other shareholders.

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Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.

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The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under certain variable insurance products. A large number of transfers among the available investment options could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to

Brighthouse Balanced Plus Portfolio

sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the

Brighthouse Balanced Plus Portfolio

shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long‑term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in an Underlying Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A

Brighthouse Balanced Plus Portfolio

market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Underlying Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If an Underlying Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Underlying Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). The Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the use of fair value pricing by an Underlying Portfolio is expected to reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Underlying Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Brighthouse Balanced Plus Portfolio

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations,

Brighthouse Balanced Plus Portfolio

which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

Brighthouse Balanced Plus Portfolio

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Portfolio’s financial performance for the past five years (or the life of the Portfolio, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
Brighthouse Balanced Plus Portfolio

Selected per share data
	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.01	$9.92	$11.91	$10.76	$10.34

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.24	0.20	0.18	0.16
Net realized and unrealized gain (loss)	1.06	2.08	(0.98)	1.73	0.69

Total income (loss) from investment operations	1.31	2.32	(0.78)	1.91	0.85

Less Distributions
Distributions from net investment income	(0.29)	(0.23)	(0.20)	(0.18)	(0.31)
Distributions from net realized capital gains	(1.19)	0.00	(1.01)	(0.58)	(0.12)

Total distributions	(1.48)	(0.23)	(1.21)	(0.76)	(0.43)

Net Asset Value, End of Period	$11.84	$12.01	$9.92	$11.91	$10.76

Total Return (%) (b)	12.52	23.57	(7.36)	18.33	8.36

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.50	0.50	0.50	0.50	0.50
Gross ratio of expenses to average net assets excluding interest expense (%) (c)	0.49	0.50	0.49	0.50	0.50
Net ratio of expenses to average net assets (%) (c)(d)	0.49	0.49	0.49	0.50	0.49
Net ratio of expenses to average net assets excluding interest expense (%) (c)(d)	0.49	0.49	0.49	0.49	0.49
Ratio of net investment income to average net assets (%) (e)	2.19	2.18	1.79	1.54	1.51
Portfolio turnover rate (%)	76 (f)	76 (f)	54 (f)	32 (f)	17
Net assets, end of period (in millions)	$12,162.6	$12,014.5	$10,787.0	$12,467.1	$10,965.1

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.

(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 24%, 15%, 24% and 8% for the years ended December 31, 2020, 2019, 2018 and 2017, respectively.

Brighthouse Balanced Plus Portfolio

FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I
Western Asset Management Government Income Portfolio
Class B Shares
PROSPECTUS
April 30, 2021

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

Western Asset Management Government Income Portfolio

PORTFOLIO SUMMARY:
Investment Objective
Seeks a high level of current income, consistent with preservation of principal.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class B
Management Fee	0.43%
Distribution and/or Service (12b‑1) Fees	0.25%
Other Expenses	0.04%

Total Annual Portfolio Operating Expenses	0.72%
Fee Waiver *	(0.03%	)

Net Operating Expenses	0.69%

*	Brighthouse Investment Advisers, LLC has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee. Additionally, Brighthouse Investment Advisers, LLC has contractually agreed to waive a portion of the Management Fee reflecting the difference, if any, between the subadvisory fee payable by Brighthouse Investment Advisers, LLC to Western Asset Management Company, LLC that is calculated based solely on the assets of the Portfolio and the fee that is calculated when the Portfolio’s assets are aggregated with those of Western Asset Management U.S. Government Portfolio, a series of Brighthouse Funds Trust II. These arrangements may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class B	$70	$227	$398	$892
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 75% of the average value of its portfolio.
Principal Investment Strategies
Western Asset Management Company, LLC (“Western Asset” or “Subadviser”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s net assets in U.S. Government securities and instruments related to U.S. Government securities, such as repurchase agreements on such securities. Certain issuers of U.S. Government securities are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury. Western Asset may also invest the Portfolio’s assets in mortgage-backed and asset-backed securities, including collateralized mortgage obligations, and foreign securities. The Portfolio’s investments in foreign securities will be limited to 10% of total assets.
Western Asset uses a blended index comprised of the Bloomberg Barclays 5+ Year Treasury Index (40%), the Bloomberg Barclays U.S. MBS Index (35%) and the Bloomberg Barclays U.S. Agency Bond Index (25%) as a guide in structuring the Portfolio and selecting its investments. Western Asset manages the Portfolio to have similar overall interest rate risk to the blended index.
Investment Selection
Western Asset’s investment approach revolves around an investment outlook developed by a team of senior professionals that reviews developments in the economy and the markets and establishes a recommended portfolio structure, including targets for duration, yield curve exposure and sector allocation.

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Western Asset’s investment team implements the strategy in a manner consistent with the investment policies of the Portfolio, using information on the relative credit strength, liquidity, issue structure, event risk, covenant protection and market valuation of available securities.
Western Asset may engage in transactions that have a leveraging effect on the Portfolio, including investments in derivatives such as options, options on futures contracts, currency-related derivatives, swaps, structured notes and inverse floaters, regardless of whether the Portfolio may own the asset, instrument or components of the index underlying the derivative, and forward-settling securities. Western Asset may invest a significant portion of the Portfolio’s assets in these types of investments and may take short positions in futures contracts and forward-settling securities. Western Asset may also invest in mortgage dollar roll transactions. Mortgage dollar rolls are transactions in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not necessarily identical securities on a specified future date. Western Asset may invest in Treasury Inflation Protected Securities (“TIPS”) and other inflation-linked bonds. For more information about the types of investments in which the Portfolio may invest, please see “Investment Strategies and Risks” in the Statement of Additional Information.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.

Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create

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4

investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Mortgage-Backed and Asset-Backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub‑prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.
Short Position Risk.    The Portfolio will incur a loss from a short position if the value of the reference instrument increases after the time the Portfolio entered into the short position. Short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses. A portfolio that enters into a short position may lose more money than the actual cost of the short position and its potential losses may be unlimited if the portfolio does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.
Forward Commitment, When-Issued and Delayed Delivery Securities Risk.    Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value or yield of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price or expected yield before the securities are actually issued or delivered. These investments may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Mortgage Dollar Roll Transactions Risk.    Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price. In addition, the Portfolio will incur higher transaction costs if its mortgage dollar roll transactions lead to higher portfolio turnover. These transactions also may subject the Portfolio to a form of investment leverage, which may increase the Portfolio's volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
TIPS and Inflation-Linked Bonds Risk.    The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including Treasury Inflation Protected Securities, may experience greater losses than other fixed income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Portfolio Turnover Risk.    The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objectives. High portfolio turnover rates that are associated with active and frequent trading may result in higher transaction costs, which can adversely affect the Portfolio’s performance.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the

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Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index and a blended index (the “Custom Benchmark”). The Custom Benchmark is described in more detail in “Principal Investment Strategies” above. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. Effective April 29, 2019, Western Asset became the subadviser to the Portfolio. Investment performance prior to that date may not be representative of the performance the Portfolio would have achieved had Western Asset been its subadviser and had its current principal investment strategies then been in effect.
Year-by-Year Total Return for Class B Shares as of December 31 of Each Year

Highest Quarter	1st – 2020	5.69%
Lowest Quarter	4th – 2016	-4.02%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	Since Inception	Inception Date
Class B	7.68%	3.76%	3.46%	05-02-11
Bloomberg Barclays U.S. Government Bond Index (reflects no deduction for mutual fund fees or expenses)	7.94%	3.76%	3.27%	—
Custom Benchmark (reflects no deduction for mutual fund fees or expenses)	7.84%	4.17%	3.90%	—
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.    Western Asset Management Company, LLC is the subadviser to the Portfolio.
Portfolio Managers.    The Portfolio is managed by a team at Western Asset led by S. Kenneth Leech, Chief Investment Officer, Mark Lindbloom, Portfolio Manager, and Frederick Marki, Portfolio Manager.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that

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there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
The terms of investments, financings or other transactions to which the Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is

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the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates may impact the yield of the Portfolio’s investments in fixed income securities and may increase the risk that, if followed by rising interest rates, the Portfolio’s performance will be negatively impacted. The Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore

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generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. In determining whether to increase or decrease interest rates, central banks typically consider, among other factors, the current state of the economy and markets, economic and financial forecasts, and the general economic outlook. There can be no assurance that the actions taken by central banks will have their intended effect.
The U.S. Government and the U.S. Federal Reserve have taken steps to support financial markets, including by keeping interest rates at low levels. The U.S. Federal Reserve has in the past reduced its market support activities. A reduction or withdrawal of U.S. Federal Reserve or other governmental support, including interest rate increases, could reduce the value of debt securities in which the Portfolio invests.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

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The Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio in respect of the counterparty’s obligations to the Portfolio or recovering collateral that the Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

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On October 28, 2020, the Securities and Exchange Commission adopted Rule 18f-4 under the 1940 Act, which, once effective, will apply to the Portfolio’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior Securities and Exchange Commission guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The application of Rule 18f-4 to the Portfolio could restrict the Portfolio’s ability to utilize derivative investments and financing transactions and prevent the Portfolio from implementing its principal investment strategies in the manner that it has historically, which may result in changes to the Portfolio’s principal investment strategies and could adversely affect the Portfolio’s performance.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Mortgage-Backed and Asset-Backed Securities Risk
Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they are particularly sensitive to interest rates. On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative,” the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation began issuing uniform mortgage-backed securities (“UMBS”). All of the risks applicable to investing in mortgage-backed securities are applicable to investing in UMBS.
Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.

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Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed will be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts exposes the Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, the Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.
Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause the Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.
Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities. During periods of market stress or high redemptions, the Portfolio may be forced to sell these securities at significantly reduced prices. Liquidity risk is even greater for mortgage pools that include subprime mortgages.
The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any.
If the Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non‑payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.
Short Position Risk
The Portfolio may enter into a short position through several means, including futures contracts, swap agreements and other derivative positions. A portfolio may enter into a short position with respect to a reference instrument when it expects the value of the reference instrument to decline. The Portfolio will incur a loss if the value of the reference instrument increases after the time the Portfolio entered into the short position. This loss will be equal to the increase in the value of the reference instrument from the time that the short position was opened plus any transaction costs

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associated with the short position. Short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses. A portfolio that enters into a short position may lose more money than the actual cost of the short position and its potential losses may be unlimited if the Portfolio does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position. In addition, the Portfolio’s short positions will limit its ability to benefit fully from increases in the relevant securities markets.
Forward Commitment, When-Issued and Delayed Delivery Securities Risk
Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price before the securities are actually issued or delivered. Due to fluctuations in the value of the securities the Portfolio is obligated to purchase, the yield obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually issued or delivered. The issuance of some when-issued securities also may be contingent upon the occurrence of a subsequent event, such as approval of a merger corporate reorganization or debt restructuring, which may increase the risk that they could decline in value by the time they are actually issued. Investments in forward commitments and when-issued and delayed delivery securities may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Mortgage Dollar Roll Transactions Risk
Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price before the purchase is consummated. In addition, the Portfolio will incur higher transaction costs if its mortgage dollar roll transactions lead to higher portfolio turnover. Mortgage dollar roll transactions may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
TIPS and Inflation-Linked Bonds Risk
The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. If the Portfolio purchases, in the secondary market, inflation-protected securities whose principal values have been adjusted upward due to inflation since issuance, the Portfolio may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.

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Portfolio Turnover Risk
The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objectives. In addition, the Portfolio’s turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates that are associated with active and frequent trading may result in higher transaction costs, which can adversely affect the Portfolio’s performance.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable.

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Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

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Selling Portfolio Securities
The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Portfolio Turnover
The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objective.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1⁄3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally

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take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology

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and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce

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the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Descriptions
The Bloomberg Barclays U.S. Government Bond Index is an unmanaged index considered representative of fixed-income obligations issued by the U.S. Treasury, government agencies, and quasi-federal corporations.
The Custom Benchmark is a blended benchmark comprised of the Bloomberg Barclays 5+ Year Treasury Index (40%), the Bloomberg Barclays U.S. MBS Index (35%) and the Bloomberg Barclays U.S. Agency Bond Index (25%).
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.520% on the first $100 million of such assets plus 0.440% of such assets over $100 million up to $500 million plus 0.400% of such assets over $500 million. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.39% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.

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Contractual Fee Waiver
BIA has contractually agreed, for the period April 30, 2021 through April 30, 2022, to modify the Management Fee to the annual rate of 0.520% of the first $100 million of the Portfolio’s average daily net assets, 0.425% of such assets over $100 million up to $500 million, 0.400% of such assets over $500 million up to $1 billion, 0.390% of such assets over $1 billion up to $2 billion, and 0.370% of such assets over $2 billion. Additionally, BIA has contractually agreed to waive a portion of the Management Fee reflecting the difference, if any, between the subadvisory fee payable by BIA to Western Asset that is calculated based solely on the assets of the Portfolio and the fee that is calculated when the Portfolio’s assets are aggregated with those of Western Asset Management U.S. Government Portfolio, a series of Brighthouse Funds Trust II. These arrangements may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020, BIA paid to the Portfolio’s former subadviser an investment subadvisory fee of 0.09% of the Portfolio’s average daily net assets.
Western Asset Management Company, LLC, established in 1971, acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset were approximately $484.5 billion as

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of December 31, 2020. The address of Western Asset is 385 East Colorado Boulevard, Pasadena, CA 91101.
The Portfolio is managed by a team of investment professionals at Western Asset. This team is led by Chief Investment Officer S. Kenneth Leech, along with Portfolio Managers Mark Lindbloom and Frederick Marki.
Mr. Leech has served as a Portfolio Manager for Western Asset since 1990. Mr. Lindbloom has served as a Portfolio Manager since he joined Western Asset in 2005. Mr. Marki has served as a Portfolio Manager since he joined Western Asset in 2005.
Mr. Leech is responsible for strategic oversight of the Portfolio’s investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. Messrs. Lindbloom and Marki are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

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YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated

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investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be

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effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under certain variable insurance products. A large number of transfers among the available investment options could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.

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Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among

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sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long‑term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.

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Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no

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such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Portfolio’s financial performance for the past five years (or the life of the Portfolio, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
Western Asset Management Government Income Portfolio

Selected per share data
	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.72	$10.26	$10.55	$10.51	$10.59

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.20	0.20	0.19	0.18
Net realized and unrealized gain (loss)	0.69	0.55	(0.20)	0.08	(0.03)

Total income (loss) from investment operations	0.82	0.75	0.00	0.27	0.15

Less Distributions
Distributions from net investment income	(0.27)	(0.29)	(0.29)	(0.23)	(0.23)

Total distributions	(0.27)	(0.29)	(0.29)	(0.23)	(0.23)

Net Asset Value, End of Period	$11.27	$10.72	$10.26	$10.55	$10.51

Total Return (%) (b)	7.68	7.49	(0.06)	2.60	1.32

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	0.73	0.72	0.71	0.70
Net ratio of expenses to average net assets (%) (c)	0.69	0.70	0.72	0.71	0.70
Ratio of net investment income to average net assets (%)	1.13	1.92	1.99	1.76	1.67
Portfolio turnover rate (%)	75 (d)	196 (d)	240 (d)	187 (d)	216 (d)
Net assets, end of period (in millions)	$1,013.3	$930.3	$960.4	$1,087.1	$1,215.3

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 57%, 114%, 69%, 111%, and 116% for the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively.

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎	By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I
Brighthouse/Franklin Low Duration Total Return Portfolio
Class A and Class B Shares
PROSPECTUS
April 30, 2021

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

Brighthouse/Franklin Low Duration Total Return Portfolio

PORTFOLIO SUMMARY:
Investment Objective
To provide a high level of current income, while seeking preservation of shareholders’ capital.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B
Management Fee	0.50%		0.50%
Distribution and/or Service (12b‑1) Fees	None		0.25%
Other Expenses	0.06%		0.06%
Acquired Fund Fees and Expenses	0.01%		0.01%

Total Annual Portfolio Operating Expenses	0.57%		0.82%
Fee Waiver *	(0.09%	)	(0.09%	)

Net Operating Expenses	0.48%		0.73%

*	Brighthouse Investment Advisers, LLC has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio. Additionally, Brighthouse Investment Advisers, LLC has contractually agreed to waive a portion of the Management Fee reflecting the difference, if any, between the subadvisory fee payable by BIA to Franklin Advisers that is calculated based solely on the assets of the Portfolio and the fee that is calculated when the Portfolio’s assets are aggregated with those of Brighthouse/Templeton International Bond Portfolio. These arrangements may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$49	$174	$309	$705
Class B	$75	$253	$446	$1,005
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 103% of the average value of its portfolio.
Principal Investment Strategies
Franklin Advisers, Inc. (“Franklin Advisers” or “Subadviser”), subadviser to the Portfolio, invests the Portfolio’s assets, under normal circumstances, primarily in debt securities, including derivative instruments that provide exposure to debt securities such as futures, options and swap agreements, and in other investments, including government and corporate debt securities, mortgage‑ and asset-backed securities, collateralized loan obligations and other collateralized debt obligations, investment grade corporate loans and floating rate corporate loans, municipal securities and futures with reference securities that are investment grade, targeting an estimated average portfolio duration of three (3) years or less. Under normal market conditions, the Portfolio invests primarily in investment grade debt securities and in unrated securities that the investment manager deems are of comparable quality. Duration is a measure of the expected price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments and other factors.
Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities. Some of the mortgage securities purchased by the Portfolio are issued or guaranteed by the U.S. Government, its agencies or instrumentalities; others are

3

issued by private issuers. These mortgage-backed securities may include credit risk transfer securities, which are fixed- or floating-rate unsecured obligations. The Portfolio may also invest in mortgage dollar rolls, through which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase, the Portfolio forgoes principal and interest paid on the mortgage-backed securities. In addition, the Portfolio may invest a portion of its assets in corporate loans made to, or issued by, borrowers that are U.S. companies, foreign borrowers and U.S. subsidiaries of foreign borrowers and that typically have floating interest rates. The Portfolio may also invest in inflation-indexed securities issued by the U.S. Treasury and securities issued pursuant to Rule 144A under the Securities Act of 1933.
In choosing investments, Franklin Advisers selects securities in various market sectors based on its assessment of changing economic, market, industry and issuer conditions. Franklin Advisers uses a “top-down” analysis of macroeconomic trends, combined with a “bottom‑up” fundamental analysis of market sectors, industries and issuers, to try to take advantage of varying sector reactions to economic events. Franklin Advisers evaluates business cycles, changes in yield curves and apparent imbalances in values between and within markets. These factors can impact both income and potential for capital appreciation.
The Portfolio focuses on investment grade securities and investments or in unrated securities and investments that Franklin Advisers determines are comparable. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor’s Ratings Services (S&P®) (rated BBB or better) or Moody’s Investors Service, Inc. (Moody’s) (rated Baa or higher) are considered investment grade. Securities rated Ba or lower by Moody’s or BB or lower by S&P® are considered to be below investment grade. The Portfolio may invest up to 20% of its total assets in high yield debt securities (commonly referred to as “junk bonds”), including up to 5% in securities rated lower than B by S&P® or Moody’s, which may include defaulted securities. The Portfolio may invest up to 25% of its total assets in foreign securities, including up to 20% of its total assets in non‑U.S. dollar denominated securities and up to 10% of its total assets in emerging market securities.
To pursue its investment goals, the Portfolio regularly enters into (which may include purchasing or selling) various derivative transactions, including currency and cross-currency forwards, currency options, currency, currency index, bond and interest rate futures contracts and options thereon, swap agreements (including currency, interest rate, fixed‑income total return, and credit default swaps) and options thereon and futures contracts on credit default swaps on indices (also known as credit index futures). The use of these derivative transactions may allow the Portfolio to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks. These derivatives may be used to enhance Portfolio returns, increase liquidity, gain exposure to certain instruments or markets in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Changes in prevailing interest

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rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
Credit Default Swap Risk.    Credit default swaps may increase credit and counterparty risk (depending on whether the Portfolio is the buyer or seller of the swaps), and they may be illiquid. Credit default swaps also may be difficult to value, especially in the event of market disruptions. Credit default swap transactions in which the Portfolio is the seller may require that the Portfolio sell portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet segregation requirements.
High Yield Debt Security Risk.    High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Mortgage-Backed and Asset-Backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub‑prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.
Collateralized Obligations Risk.    Collateralized obligations are subject to varying degrees of credit and counterparty risk. The Portfolio’s credit and counterparty risk increases if its interests are subordinate to other holders’ interests.
Mortgage Dollar Roll Transactions Risk.    Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price. In addition, the Portfolio will incur higher transaction costs if its mortgage dollar roll transactions lead to higher portfolio turnover. These transactions also may subject the Portfolio to a form of investment leverage, which may increase the Portfolio's volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Short Sale and Short Position Risk.    The Portfolio will incur a loss from a short sale or short position if the value of the security sold short or the reference instrument, in the case of a short position, increases after the time the Portfolio entered into the short sale or short position. Short sales and short positions generally involve a form of leverage, which can exaggerate a Portfolio’s losses. A Portfolio that engages in a short sale or short position may lose more money than the actual cost of the short sale or short position and its potential losses may be unlimited if the Portfolio does not own the security sold

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short or the reference instrument and it is unable to close out of the short sale or short position. Any gain from a short sale or short position will be offset in whole or in part by the transaction costs associated with the short sale or short position.
Loan Investment Risk.    Investments in loans expose the Portfolio to interest rate risk and the credit and counterparty risk of the underlying borrowers of those loans. No active trading market may exist for certain loans. Moreover, adverse market conditions may impair the liquidity of some actively traded loans. The Portfolio may have difficulty valuing and selling loans that are illiquid or are less actively traded. Loans are also subject to the risk that borrowers will prepay the principal more quickly than expected, which could cause the Portfolio to reinvest the repaid principal in investments with lower yields, thereby exposing the Portfolio to a lower rate of return. There may be a limited amount of public information about the loans in which the Portfolio invests. Purchases and sales of loans are generally subject to contractual restrictions that may impede the Portfolio’s ability to buy or sell loans and may negatively affect the transaction price. Loan transactions may take longer than seven days to settle, and the Portfolio may hold cash, sell investments, or temporarily borrow from banks or other lenders in order to meet short-term liquidity needs. The Portfolio may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to any loans it owns in the event of fraud or misrepresentation by a borrower. The Portfolio’s purchase and sale of loans may involve the risk of market manipulation by a borrower. Any investments in below investment grade loans and other debt securities expose a portfolio to greater market risk and credit and counterparty risk than a portfolio that invests only in investment grade loans and debt securities. Lower rated securities also may be subject to greater price volatility than higher rated investments.
TIPS and Inflation-Linked Bonds Risk.    The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including Treasury Inflation Protected Securities, may experience greater losses than other fixed income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Interest Rate Swap Risk.    The risk of interest rate swaps includes changes in market conditions that may affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. Certain interest rate swap arrangements also involve the risk that they do not fully offset adverse changes in interest rates. Interest rate swaps may be illiquid and may be difficult to trade or value, especially in the event of market disruptions. Under certain market conditions, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not used the swap agreement.
Forward and Futures Contract Risk.    The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so; (vii) the possibility that the Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse; (viii) the possibility that position or trading limits will preclude the Subadviser from taking positions in certain futures contracts on behalf of the Portfolio; and (ix) the risks typically associated with foreign investments to the extent the Portfolio invests in futures contracts traded on markets outside the United States.
Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives

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can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Rule 144A and Other Exempted Securities Risk.    In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. If an insufficient number of eligible buyers is interested in purchasing privately placed and other securities or instruments exempt from Securities and Exchange Commission registration (collectively “private placements”) at a particular time, this could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even the Portfolio’s holdings of liquid private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The information that issuers of Rule 144A eligible securities are required to disclose to potential investors is much less extensive than that required of public companies and is not publicly available, and issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	2nd – 2020	6.11%
Lowest Quarter	1st – 2020	-6.47%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	Since Inception	Inception Date
Class A	2.40%	2.56%	1.91%	04‑29‑11
Class B	2.12%	2.32%	1.66%	04-29-11
Bloomberg Barclays U.S. Government/Credit 1-3 Year Bond Index (reflects no deduction for mutual fund fees or expenses)	3.33%	2.21%	1.58%	—
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.    Franklin Advisers, Inc., is the subadviser to the Portfolio.
Portfolio Managers.    Kent Burns, CFA, Senior Vice President and Portfolio Manager of Franklin Templeton Fixed Income Group, Sonal Desai, Ph.D., Executive Vice President and Chief Investment Officer of Franklin Templeton Fixed Income Group, Tina Chou, Vice President and Portfolio Manager of Franklin Templeton Fixed Income Group, and David Yuen, CFA, FRM, Senior Vice President, Director of Quantitative Strategy and Portfolio Manager of Franklin Templeton Fixed Income Group, have managed the Portfolio since its inception in 2011, 2019, 2019, and 2019, respectively.
Purchase and Sale of Portfolio Shares

Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.

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Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s

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return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.

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The terms of investments, financings or other transactions to which the Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates may impact the yield of the Portfolio’s investments in fixed income securities and may increase the risk that, if followed by rising interest rates, the Underlying Portfolio’s performance will be negatively impacted. The Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.

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Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. In determining whether to increase or decrease interest rates, central banks typically consider, among other factors, the current state of the economy and markets, economic and financial forecasts, and the general economic outlook. There can be no assurance that the actions taken by central banks will have their intended effect.
The U.S. Government and the U.S. Federal Reserve have taken steps to support financial markets, including by keeping interest rates at low levels. The U.S. Federal Reserve has in the past reduced its market support activities. A reduction or withdrawal of U.S. Federal Reserve or other governmental support, including interest rate increases, could reduce the value of debt securities in which the Portfolio invests.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

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The Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio in respect of the counterparty’s obligations to the Portfolio or recovering collateral that the Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
Credit Default Swap Risk
Credit default swap contracts, a type of derivative, involve special risks and may result in losses to the Portfolio. Credit default swaps may be illiquid, and they may increase credit and counterparty risk (depending on whether the Portfolio is the buyer or seller of the swaps). Where the Portfolio buys a credit default swap, the Portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. If the Portfolio’s Subadviser is incorrect in its assessment of the issuer of the referenced obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into a credit default swap contract.
As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. Developments in the swap market, including potential government regulation, could adversely affect the Portfolio’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.
When the Portfolio is the seller of a credit default swap contract, the Portfolio effectively adds leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. Credit default swap transactions in which the Portfolio is the seller may require that the Portfolio sell portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet segregation requirements.
To mitigate counterparty risk, the Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. To mitigate leveraging risk when the Portfolio is the seller of a credit default swap contract, the Portfolio will segregate or “earmark” liquid assets in an amount equal to the full notional amount of the swap (less any amounts owed to the Portfolio from the buyer of the swap). Although segregation of assets will ensure that the Portfolio has assets available to satisfy its obligations with respect to the swap transaction and will limit any potential leveraging of the Portfolio’s portfolio, it will not limit the Portfolio’s exposure to loss from the swap transaction.
High Yield Debt Security Risk
High yield debt securities, or “junk bonds”, are securities that are rated below “investment grade” or are not rated but are of equivalent quality. A Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than a

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Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid.
A Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit and counterparty risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.
A Portfolio that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio, or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Portfolio’s Subadviser to be of comparable quality (“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. A Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. A Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States.

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The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities.

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Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Mortgage-Backed and Asset-Backed Securities Risk
Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they are particularly sensitive to interest rates. On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative,” the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation began issuing uniform mortgage-backed securities (“UMBS”). All of the risks applicable to investing in mortgage-backed securities are applicable to investing in UMBS.
Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities. Credit risk transfer securities are unsecured, and repayment of principal on such securities is subject to the credit risk of both the issuer of such securities and the issuers of the particular underlying mortgage loans to which the credit risk transfer securities relate. In the event of a default by the issuer, holders of such securities have no direct recourse to any underlying mortgage loans and will generally receive recovery, if any, on par with other unsecured creditors.
Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed will be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the

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volatility of the price. In addition, early repayment of principal amounts exposes the Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, the Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.
Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause the Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.
Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities. During periods of market stress or high redemptions, the Portfolio may be forced to sell these securities at significantly reduced prices. Liquidity risk is even greater for mortgage pools that include subprime mortgages.
The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any.
If the Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non‑payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.
Collateralized Obligations Risk
Collateralized obligations, including collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other collateralized debt obligations (“CDOs”), are subject to varying degrees of credit and counterparty risk depending on their level of credit protection and when they are entitled to receive payments of principal and interest. If the Portfolio purchases CBOs, CLOs or other CDOs that are subordinated to other interests in the same pool of debt securities, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the securities underlying CBOs, CLOs and other CDOs may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of CBOs, CLOs and other CDOs and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as high yield debt.

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Mortgage Dollar Roll Transactions Risk
Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price before the purchase is consummated. In addition, the Portfolio will incur higher transaction costs if its mortgage dollar roll transactions lead to higher portfolio turnover. Mortgage dollar roll transactions may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Short Sale and Short Position Risk
The Portfolio may sell short shares of a security when it continues to hold other shares of that same security or when it holds other securities convertible or exchangeable into the securities sold short, or the Portfolio may sell short securities it does not own. The Portfolio may also enter into a short position through other means, including futures contracts, swap agreements and other derivative positions. A portfolio may enter into a short sale or short position with respect to a security or reference instrument, in the case of a short position, when it expects the value of the security or reference instrument to decline. The Portfolio will incur a loss if the value of the security sold short or the reference instrument increases after the time the Portfolio entered into the short sale or short position. This loss will be equal to the increase in the value of the security sold short or the reference instrument from the time that the short sale or short position was opened plus any transaction costs associated with the short sale or short position. Short sales and short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses. A portfolio that engages in a short sale or short position may lose more money than the actual cost of the short sale or short position and its potential losses may be unlimited if the Portfolio does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position. Any gain from a short sale or short position will be offset in whole or in part by the transaction costs associated with the short sale or short position. In addition, the Portfolio’s short sales and/or short positions will limit its ability to benefit fully from increases in the relevant securities markets. If the Portfolio borrows the securities that it sells short, the Portfolio is generally obligated to return the security to the lender at a later date and pay the lender of the security fees and any dividends or interest that accrue on the security during the period of the loan.
Loan Investment Risk
Investments in loans expose the Portfolio to interest rate risk and the credit and counterparty risk of the underlying borrowers of those loans. It is possible that these investments also expose the Portfolio to the credit and counterparty risk of the financial or other institution from which or to whom the Portfolio purchases or sells loans. Economic and other events can reduce the demand for certain loans or loans generally, which may reduce market prices and cause the Portfolio’s share price to fall. The frequency and magnitude of such changes cannot be predicted. In addition, the market for some loans may be illiquid and, consequently, the Portfolio may have difficulty valuing and selling these investments. The Portfolio may be dependent on third parties to enforce its rights against underlying borrowers.
Any investments in below investment grade floating rate loans and floating rate and other debt securities are considered speculative because of the credit and counterparty risk of their borrowers and issuers and would expose the Portfolio to greater market risk and credit and

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counterparty risk than a portfolio that invests only in investment grade loans and debt securities. Changes in economic conditions or other circumstances are more likely to reduce the capacity of borrowers and issuers of lower rated investments to make principal and interest payments. Such borrowers and issuers are also more likely to default on their payments of interest and principal owed than borrowers and issuers of investment grade loans and debt securities. Such defaults could reduce the Portfolio’s share price and income distributions. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt security may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which could adversely affect the loan’s value.
Although loans and other debt securities may be adversely affected by rising interest rates, the floating rate feature of certain loans and debt securities may reduce this risk. Declines in prevailing interest rates may increase prepayments of loans and other debt securities and may expose the Portfolio to a lower rate of return if it reinvests the repaid principal in loans or debt securities with lower yields. Debt securities that do not make regular payments of interest may experience greater volatility in response to changes in interest rates. No active trading market may exist for certain loans, which would impair the ability of the Portfolio to realize the full value of such loans in the event of the need to liquidate such assets. Moreover, adverse market conditions may impair the liquidity of some actively traded loans.
There is typically a limited amount of public information available about loans because loans normally are not registered with the Securities and Exchange Commission or any state securities commission or listed on any securities exchange. Certain of the loans in which the Portfolio may invest may not be considered “securities,” and therefore the Portfolio may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to those loans in the event of fraud or misrepresentation by a borrower. The Portfolio may come into possession of material, non-public information about a borrower as a result of the Portfolio’s ownership of a loan or other floating-rate instrument of the borrower. Because of prohibitions on trading in securities of issuers while in possession of material, non-public information, the Portfolio might be unable to enter into a transaction in a publicly-traded security of the borrower when it would otherwise be advantageous to do so. If the Subadviser declines to receive available material nonpublic information about the issuers of loans that also issue publicly traded securities, the Subadviser may have less information than other investors about certain of the loans in which it seeks to invest.
Some of the loans in which the Portfolio may invest or to which the Portfolio may obtain exposure may be “covenant-lite” loans, which contain fewer or less restrictive constraints on the borrower than certain other types of loans. The Portfolio may have fewer rights against a borrower when it invests in or has exposure to such loans and so may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.
Loans trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may (i) impede the Portfolio’s ability to buy or sell loans; (ii) negatively affect the transaction price; (iii) affect the counterparty credit risk borne by the Portfolio; (iv) impede the Portfolio’s ability to timely vote or otherwise act with respect to loans; and (v) expose the Portfolio to adverse tax or regulatory consequences. The Portfolio’s transactions in loans may take longer than seven days to settle, which may affect the

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Portfolio’s process for meeting redemptions. The Portfolio may hold cash, sell securities or temporarily borrow from banks or other lenders in order to meet short-term liquidity needs.
TIPS and Inflation-Linked Bonds Risk
The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. If the Portfolio purchases, in the secondary market, inflation-protected securities whose principal values have been adjusted upward due to inflation since issuance, the Portfolio may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Interest Rate Swap Risk
Interest rate swaps may be illiquid, and they subject the Portfolio to credit and counterparty risk. The risk of interest rate swaps includes changes in market conditions that affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. Under certain market conditions, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not used the swap agreement. However, barring a default by the swap counterparty, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Portfolio is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Portfolio upon early termination of the swap.
The absence of a central exchange or market for interest rate swap agreements may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Certain interest rate swaps are required to be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in interest rate swaps being easier to trade or value. In a cleared swap, the clearinghouse will be the counterparty to the transaction, so the Portfolio will assume the risk that the clearinghouse may be unable to perform its obligations.
Participants in swaps that are not cleared are not as protected as participants on organized exchanges or through clearinghouses, because performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Portfolio is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. If the counterparty to an interest rate swap transaction defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.
In addition, if a swap transaction is particularly large or if the relevant market is illiquid, the Portfolio may not be able to establish or liquidate a position at an advantageous time or price, which may result in losses.

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Forward and Futures Contract Risk
The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so.
Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Portfolio to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).
The Portfolio will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. The Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. For example, in the event of an insolvency of the futures commission merchant, the Portfolio may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or realize the value of any increase in the price of its positions. The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and may impose sanctions or restrictions. In addition, the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the CFTC to establish speculative position limits on listed futures and economically equivalent over-the-counter (“OTC”) derivatives. Regulatory action taken by the CFTC to establish these additional position limits may adversely affect the market liquidity of the futures contracts, options and economically equivalent derivatives in which the Portfolio may invest. It is possible that, as a result of such limits, the Portfolio’s Subadviser will be precluded from taking positions in certain futures contracts or OTC derivatives as a result of positions held by other clients of the Subadviser or by the Subadviser or its affiliates themselves.
Futures contracts traded on markets outside the United States are not generally subject to regulation by the CFTC or other U.S. regulatory entities, including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the

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activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Portfolio may not be afforded the same protections as are afforded those payments in the United States, including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
On October 28, 2020, the Securities and Exchange Commission adopted Rule 18f-4 under the 1940 Act, which, once effective, will apply to the Portfolio’s use of derivative investments

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and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior Securities and Exchange Commission guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The application of Rule 18f-4 to the Portfolio could restrict the Portfolio’s ability to utilize derivative investments and financing transactions and prevent the Portfolio from implementing its principal investment strategies in the manner that it has historically, which may result in changes to the Portfolio’s principal investment strategies and could adversely affect the Portfolio’s performance.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Rule 144A and Other Exempted Securities Risk
In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even if a private placement is determined to be liquid, the Portfolio’s holdings of private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering is not filed with the Securities and Exchange Commission. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all

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limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1⁄3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other

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loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical

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data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although

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the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Bloomberg Barclays U.S. Government/Credit 1-3 Year Bond Index measures performance of U.S. Dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have maturities ranging from one to three years.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to separate accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.520% of the first $100 million of such assets, plus 0.510% of such assets over $100 million up to $250 million, plus 0.500% of such assets over $250 million up to $500 million, plus 0.490% of such assets over $500 million up to $1 billion, plus 0.470% of such assets over $1 billion up to $1.5 billion, plus 0.450% of such assets over $1.5 billion. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.43% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.

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Contractual Fee Waiver
BIA has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.480% of the first $150 million of the Portfolio’s average daily net assets, 0.450% of the next $350 million of such assets, 0.400% of the next $500 million of such assets, and 0.380% of such assets over $1 billion. Additionally, BIA has contractually agreed to waive a portion of the Management Fee reflecting the difference, if any, between the subadvisory fee payable by BIA to Franklin Advisers that is calculated based solely on the assets of the Portfolio and the fee that is calculated when the Portfolio’s assets are aggregated with those of Brighthouse/Templeton International Bond Portfolio. These arrangements may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
The subadvisory fee BIA pays to Franklin Advisers in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by Franklin Advisers and/or its affiliates. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.13% of the Portfolio’s average daily net assets.
FRANKLIN ADVISERS, INC., One Franklin Parkway, San Mateo, California 94403-1906, is the Subadviser to the Portfolio. Franklin Advisers is a direct, wholly-owned subsidiary of

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Franklin Resources, Inc. Together, Franklin Resources, Inc., and its affiliates managed approximately $1.4 trillion in assets as of December 31, 2020.
The Portfolio is managed by a team of dedicated professionals focused on investments in investment grade debt securities. The portfolio managers of the team, each of which serves as a co-lead portfolio manager, are as follows:
Kent Burns, CFA, Senior Vice President and Portfolio Manager for the Franklin Templeton Fixed Income Group. He specializes in U.S. multi-sector fixed income strategies and government-related bonds. Mr. Burns has been lead or co-lead portfolio manager of the Portfolio since its inception in 2011, and joined Franklin Advisers in 1994.
Sonal Desai, Ph.D., Executive Vice President and Chief Investment Officer of Franklin Templeton Fixed Income Group. Dr. Desai has been a portfolio manager of the Portfolio since 2019 and co-lead portfolio manager since 2019. From 2016 to 2018, Dr. Desai served as a portfolio manager of the Brighthouse/Templeton International Bond Portfolio. She is also a member of Franklin Resources’ Executive Committee, and she serves on the firm’s Management and Investment Committees. Dr. Desai joined Franklin Templeton Investments in 2009 from Thames River Capital in London and has over 23 years of experience in the financial sector.
Tina Chou, Vice President and Portfolio Manager of Franklin Templeton Fixed Income Group. Ms. Chou has been co-lead portfolio manager of the Portfolio since 2019. She is a member of the team managing multi-sector fixed income strategies with a focus on corporate credit, credit derivatives, and relative value trades. Ms. Chou joined Franklin Templeton Investments in 2004 as a fixed income risk analyst and moved to the portfolio management team in 2007.
David Yuen, CFA, FRM, Senior Vice President and Director of Quantitative Strategy of Franklin Templeton Fixed Income Group. Mr. Yuen has been co-lead portfolio manager of the Portfolio since 2019. Mr. Yuen develops portfolio strategies and investment processes with an emphasis on sector allocation, portfolio construction, risk budgeting, attribution and relative value security selection procedures.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the

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distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub‑account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

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Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply

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to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions

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or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the

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shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long‑term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price

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arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from

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independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
Brighthouse/Franklin Low Duration Total Return Portfolio

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.59	$9.49	$9.62	$9.62	$9.62

Income (Loss) from Investment Operations
Net investment income (a)	0.17	0.29	0.29	0.20	0.19
Net realized and unrealized gain (loss)	0.05	0.16	(0.22)	(0.04)	0.12

Total income (loss) from investment operations	0.22	0.45	0.07	0.16	0.31

Less Distributions
Distributions from net investment income	(0.36)	(0.35)	(0.20)	(0.16)	(0.31)

Total distributions	(0.36)	(0.35)	(0.20)	(0.16)	(0.31)

Net Asset Value, End of Period	$9.45	$9.59	$9.49	$9.62	$9.62

Total Return (%) (b)	2.40	4.77	0.70	1.68	3.30

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.56	0.55	0.55	0.54	0.54
Net ratio of expenses to average net assets (%) (c)	0.49	0.48	0.48	0.52	0.52
Ratio of net investment income to average net assets (%)	1.87	3.03	3.00	2.10	2.01
Portfolio turnover rate (%)	103 (d)	49 (d)	48 (d)	69 (d)	35
Net assets, end of period (in millions)	$710.3	$728.0	$731.6	$805.1	$801.3
Please see following page for Financial Highlights footnote legend.

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Brighthouse/Franklin Low Duration Total Return Portfolio

Selected per share data
	Class B
	Year Ended December 31,
	2020	2019		2018	2017	2016
Net Asset Value, Beginning of Period	$9.54	$9.44		$9.56	$9.57	$9.56

Income (Loss) from Investment Operations
Net investment income (a)	0.15	0.26		0.26	0.18	0.17
Net realized and unrealized gain (loss)	0.04	0.16		(0.21)	(0.05)	0.13

Total income (loss) from investment operations	0.19	0.42		0.05	0.13	0.30

Less Distributions
Distributions from net investment income	(0.33)	(0.32)		(0.17)	(0.14)	(0.29)

Total distributions	(0.33)	(0.32)		(0.17)	(0.14)	(0.29)

Net Asset Value, End of Period	$9.40	$9.54		$9.44	$9.56	$9.57

Total Return (%) (b)	2.12	4.52	(e)	0.54 (e)	1.33	3.13

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.80		0.80	0.79	0.79
Net ratio of expenses to average net assets (%) (c)	0.74	0.73		0.73	0.77	0.77
Ratio of net investment income to average net assets (%)	1.62	2.78		2.75	1.85	1.76
Portfolio turnover rate (%)	103 (d)	49	(d)	48 (d)	69 (d)	35
Net assets, end of period (in millions)	$259.6	$272.7		$267.6	$290.1	$285.1

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 71%, 45%, 42%, and 46% for the years ended December 31, 2020, 2019, 2018, and 2017, respectively.

(e)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section included in the Portfolio’s annual report for the period ended December 31, 2020.

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I
Invesco Balanced-Risk Allocation Portfolio
Class B Shares
PROSPECTUS
April 30, 2021

The Securities and Exchange Commission and the Commodity Futures
Trading Commission have not approved or disapproved these
securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

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Invesco Balanced-Risk Allocation Portfolio

PORTFOLIO SUMMARY:
Investment Objective
Seeks total return.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class B
Management Fee	0.64%
Distribution and/or Service (12b‑1) Fees	0.25%
Other Expenses	0.04%
Acquired Fund Fees and Expenses	0.02%

Total Annual Portfolio Operating Expenses	0.95%
Fee Waiver *	(0.02%	)

Net Operating Expenses	0.93%

*	Brighthouse Investment Advisers, LLC has contractually agreed to waive a portion of the management fee related to the Subadviser’s waiving of its subadvisory fee on funds in which the Portfolio invests where the Subadviser or any of its affiliates serves as investment adviser. This arrangement may be modified or discontinued only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class B	$95	$301	$524	$1,165
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 147% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Portfolio’s subadviser, Invesco Advisers, Inc. (“Invesco” or “Subadviser”), will allocate across three asset classes, equities, fixed income and commodities. The Portfolio’s exposure to these three asset classes will be achieved primarily through investments in derivative instruments, including but not limited to futures and swap agreements. The Portfolio may invest in derivatives and other investments that create economic leverage, and may also invest in U.S. and foreign government debt securities and other securities such as exchange-traded funds (“ETFs”) and commodity-linked notes. The Portfolio’s equity investments will primarily be through derivative investments that offer exposure to developed countries, but may also offer exposure to emerging market countries. The Portfolio’s fixed income investments will primarily be through derivative investments that offer exposure to issuers in developed countries that are rated investment grade or unrated but deemed to be investment grade quality by Invesco, while the Portfolio’s commodity markets exposure will primarily be to the precious metals, agriculture, energy and industrial metals sectors.
The Portfolio is managed using two different processes. One is strategic asset allocation, which reflects the portfolio managers’ long-term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of the Portfolio’s portfolio risk, as determined by the portfolio managers’ proprietary risk analysis. The other process is tactical asset allocation, which reflects the portfolio managers’ shorter-term views of the market. The strategic and tactical asset allocation processes are intended to diversify portfolio risk in a variety of market conditions.

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The Portfolio will implement the portfolio managers’ investment decisions through the use of derivatives and other investments that create economic leverage. The portfolio managers use derivatives and other leveraged instruments to create and adjust the Portfolio’s exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit the Portfolio. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. The Portfolio may hold long and short positions in derivatives but seeks to maintain a net long position.
The Portfolio may allocate up to 25% of its total assets to its wholly-owned and controlled subsidiary, organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”) in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Subsidiary is advised by Invesco and has the same investment objective as the Portfolio. The Subsidiary may invest in futures, exchange-traded notes (“ETNs”), swap agreements, commodity-linked notes and ETFs. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives and other investments that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary can also hold cash and cash equivalent instruments, including money market funds affiliated with Invesco, some or all of which may serve as margin or collateral for the Subsidiary’s derivative positions. However, the Subsidiary will comply with the same Investment Company Act of 1940, as amended (the “1940 Act”), asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, the Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis. The Portfolio is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
The Portfolio will normally maintain no less than 50% of its total assets (including assets held by the Subsidiary) in cash and cash equivalent instruments, including money market funds affiliated with Invesco. Some of the cash holdings will serve as margin or collateral for the Portfolio’s obligations under derivative transactions and also earn income for the Portfolio. The greater the Portfolio’s positions in derivatives, as opposed to positions held in non-derivative instruments, the more the Portfolio will be required to maintain in cash and cash equivalents as margin or collateral for such derivatives. A significant portion of the cash and cash equivalent assets of the Portfolio may be invested directly or indirectly in money market instruments, which may include, but are not limited to, U.S. Government securities, U.S. Government agency securities, Eurodollar obligations, bankers’ acceptances, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, and cash and cash equivalents with one year or less term to maturity. The Portfolio may invest in securities issued pursuant to Rule 144A under the Securities Act of 1933.
The derivatives in which the Portfolio may invest include but are not limited to futures contracts, swap agreements and commodity-linked notes. Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Portfolio earns from these notes as compared to the index.
The Portfolio and the Subsidiary employ a risk management strategy to help minimize loss of capital and reduce excessive volatility. Relative to traditional balanced portfolios, the Portfolio will seek to provide greater capital loss protection during down markets. The Portfolio’s portfolio managers will seek to accomplish this through a three-step investment process involving (1) asset selection within the three asset classes, (2) portfolio construction and (3) active portfolio positioning.
The first step of the investment process involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment’s theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments (meaning the likelihood that the value of the

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investments will move in the same direction at the same time), and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the Portfolio.
The second step of the investment process involves portfolio construction. Proprietary estimates for risk and correlation seek to weight each asset class so that each contributes an equal amount to overall portfolio risk. The portfolio managers re‑estimate the risk contributed by each investment and rebalance the portfolio on a month-to-month basis or when new investments are introduced to the Portfolio.
In the third step of the investment process, the portfolio managers actively adjust portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The portfolio managers use a systematic approach to evaluate the attractiveness of the investments in the portfolio relative to the expected returns of Treasury bills. The approach focuses on three concepts: valuation, the economic environment, and historic price movements. When the balance of these concepts is positive, the portfolio managers will increase exposure to an investment by purchasing more relative to the strategic allocation. In a like manner, the portfolio managers will reduce exposure to an investment relative to the strategic allocation when the balance of these concepts is negative.
The Portfolio’s equity exposure normally will be achieved through investments in derivatives that track equity indices from developed and/or emerging market countries. The Portfolio’s fixed income exposure normally will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality by Invesco, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term maturities. The Portfolio’s commodity exposure will be achieved through investments in ETFs, commodity futures and swaps, ETNs and commodity-linked notes, some or all of which will be owned by the Subsidiary.
ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy.
Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. Invesco strategically targets a long-term, annualized volatility of 8%, but can adjust short-term targets between 6% and 10% through the tactical allocation process. While Invesco attempts to manage the Portfolio’s volatility exposure to stabilize performance, there can be no assurance that the Portfolio will achieve the targeted volatility or remain within its target volatility range. The actual or realized volatility level for longer or shorter periods may be materially higher or lower than the annualized target level depending on market conditions, and therefore the Portfolio’s risk exposure may be materially higher or lower than the level targeted by the portfolio managers. The Portfolio’s investment strategy seeks to provide total return with low to moderate correlation to traditional market indices, notwithstanding the expected short and intermediate term volatility in the net asset value of the Portfolio.
The Portfolio will have the potential for greater gains, as well as the potential for greater losses, than if the Portfolio did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Portfolio’s exposure to an asset class and may cause the Portfolio’s net asset value to be more volatile than a fund that does not use leverage. For example, if Invesco gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to the Portfolio will be magnified; however, if the leveraged instrument decreases in value, the loss to the Portfolio will be magnified.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You

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should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. In addition, there can be no assurance that employing a “risk balanced” approach will achieve any particular level or return or will, in fact, reduce volatility or potential loss.
Volatility Management Risk.    Although the Portfolio’s Subadviser attempts to adjust the Portfolio’s overall exposure to volatility, there can be no guarantee that the Portfolio’s Subadviser will be successful in managing the Portfolio’s overall level of volatility. The Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses because of the investment techniques employed by the Subadviser to manage volatility, the implementation of those strategies by the Subadviser or the limitations of those strategies in times of extremely low volatility or extremely high volatility. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forego some of the returns that can be associated with periods of rising equity values.
Model and Data Risk.    When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Asset Allocation Risk.    The Portfolio’s ability to achieve its investment objective depends upon Invesco’s analysis of various factors and the mix of asset classes that results from such analysis, which may prove incorrect. The Portfolio may experience losses or poor relative performance if Invesco allocates a significant portion of the Portfolio’s assets to an asset class that does not perform relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.
Derivatives Risk.    The Portfolio will primarily invest in derivatives, such as futures contracts and swaps, to seek exposure to certain asset classes and enhance returns. To a lesser extent, the Portfolio may also invest in derivatives to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks, as well as increase transaction costs. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A risk of the Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Leveraging Risk.    Derivatives and other transactions that give rise to leverage may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging also may require that the Portfolio liquidate portfolio securities when it is not advantageous to do so to satisfy its obligations or to meet segregation requirements. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed. Leverage can create an interest expense that would lower the Portfolio’s overall returns. There can be no guarantee that a leveraging strategy will be successful.
Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets,

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increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
Commodities Risk.    Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The Portfolio’s ability to invest in commodity-linked derivative instruments may be limited by the Portfolio’s intention to qualify as a regulated investment company, and could adversely affect the Portfolio’s ability to so qualify.
Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
Investment Company and Exchange-Traded Fund Risk.    An investment in an investment company or ETF involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed‑end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.
Forward and Futures Contract Risk.    The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty to a forward contract will default in the performance of its obligations; (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements on a futures contract, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so; (vii) the possibility that the Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse; (viii) the possibility that position or trading limits will preclude the Subadviser from taking positions in certain futures contracts on behalf of the Portfolio; and (ix) the risks typically associated with foreign investments to the extent the Portfolio invests in futures contracts traded on markets outside the United States.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Short Sale and Short Position Risk.    The Portfolio will incur a loss from a short sale or short position if the value of the security sold short or the reference instrument, in the case of a short position, increases after the time the Portfolio entered into the short sale or short position. Short sales and short positions generally involve a form of leverage, which can exaggerate a Portfolio’s losses. A Portfolio that engages in a short sale or short position may lose more money than the actual cost of the short sale or short position and its potential losses may be unlimited if the Portfolio does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position. Any gain from a short sale or short position will be offset in whole or in

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part by the transaction costs associated with the short sale or short position.
Subsidiary Risk.    By investing in the Subsidiary, the Portfolio is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. There can be no assurance that the Subsidiary’s investments will contribute to the Portfolio’s returns. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio, such as by reducing the Portfolio’s investment returns. The Portfolio's ability to invest in the Subsidiary will potentially be limited by the Portfolio's intention to qualify as a regulated investment company, and might adversely affect the Portfolio's ability to so qualify.
Tax Risk.    In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Portfolio must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Portfolio’s pursuit of its investment strategies will potentially be limited by the Portfolio’s intention to qualify for such treatment and could adversely affect the Portfolio’s ability to so qualify. The Portfolio can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Portfolio were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Portfolio would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Portfolio’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.
Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
Rule 144A and Other Exempted Securities Risk.     In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. If an insufficient number of eligible buyers is interested in purchasing privately placed and other securities or instruments exempt from Securities and Exchange Commission registration (collectively “private placements”) at a particular time, this could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even the Portfolio’s holdings of liquid private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The information that issuers of Rule 144A eligible securities are required to disclose to potential investors is much less extensive than that required of public companies and is not publicly available, and issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class B Shares as of December 31 of Each Year

Highest Quarter	4th – 2020	10.48%
Lowest Quarter	1st – 2020	-11.87%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	Since Inception	Inception Date
Class B	10.14%	7.86%	5.55%	04-23-12
Dow Jones Moderate Index (reflects no deduction for mutual fund fees or expenses)	12.24%	9.36%	7.99%	—

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Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.    Invesco Advisers, Inc., is the subadviser to the Portfolio.
Portfolio Managers.    Mark Ahnrud, Portfolio Manager, Chris Devine, Portfolio Manager, Scott Hixon, Portfolio Manager and Head of Investment Research, Christian Ulrich, Portfolio Manager, and Scott Wolle, Chief Investment Officer, all with the Subadviser, have managed the Portfolio since its inception in 2012.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that

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there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Volatility Management Risk
The Portfolio’s Subadviser seeks to mitigate the effects of extreme market conditions by attempting to adjust the Portfolio’s overall exposure to volatility. There can be no guarantee that the Portfolio’s Subadviser will be successful in managing the Portfolio’s overall level of volatility. As a result, the Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forego some of the returns that can be associated with periods of rising equity values. In addition, the investment performance of the Portfolio relative to that of other portfolios may be adversely affected if the other portfolios do not attempt to manage their volatility or they target a different level of volatility than does the Portfolio.
The investment techniques the Portfolio’s Subadviser uses in managing the Portfolio’s volatility may not be as effective as the techniques other portfolios may use to manage volatility. In addition, the Portfolio may realize losses as a result of the implementation of volatility management strategies for the Portfolio. For example, delays in increasing or decreasing the Portfolio’s volatility level may adversely affect the Portfolio’s performance or result in losses. During periods of extremely low volatility or extremely high volatility, the Subadviser may experience difficulty in adjusting the Portfolio’s volatility to the desired level.
Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Portfolio’s Subadviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Portfolio’s Subadviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Portfolio’s investments.
When Models and Data used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Portfolio’s Subadviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss favorable investment opportunities altogether. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Portfolio’s Subadviser may be predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on the accuracy and reliability of the supplied historical data. In addition, Models that are

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predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark-to-market basis. Use of these Models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Subadviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.
All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
Asset Allocation Risk
The Portfolio’s ability to achieve its investment objective depends upon Invesco’s analysis of various economic or market factors and the mix of asset classes that results from such analysis. Invesco’s analysis, including any evaluations and assumptions regarding such economic or market factors, may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if Invesco allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The

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Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
On October 28, 2020, the Securities and Exchange Commission adopted Rule 18f-4 under the 1940 Act, which, once effective, will apply to the Portfolio’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior Securities and Exchange Commission guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The application of Rule 18f-4 to the Portfolio could restrict the Portfolio’s ability to utilize derivative investments and financing transactions and prevent the Portfolio from implementing its principal investment strategies in the manner that it has historically, which may result in changes to the Portfolio’s principal investment strategies and could adversely affect the Portfolio’s performance.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Leveraging Risk
Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.

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Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.
The Portfolio will segregate or “earmark” liquid assets in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so to satisfy its obligations or to meet segregation requirements. In addition, leverage can create an interest expense that would lower the Portfolio’s overall returns. There can be no guarantee that a leveraging strategy will be successful.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.

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The terms of investments, financings or other transactions to which the Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates may impact the yield of the Portfolio’s investments in fixed income securities and may increase the risk that, if followed by rising interest rates, the Portfolio’s performance will be negatively impacted. The Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.

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Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. In determining whether to increase or decrease interest rates, central banks typically consider, among other factors, the current state of the economy and markets, economic and financial forecasts, and the general economic outlook. There can be no assurance that the actions taken by central banks will have their intended effect.
The U.S. Government and the U.S. Federal Reserve have taken steps to support financial markets, including by keeping interest rates at low levels. The U.S. Federal Reserve has in the past reduced its market support activities. A reduction or withdrawal of U.S. Federal Reserve or other governmental support, including interest rate increases, could reduce the value of debt securities in which the Portfolio invests.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
Commodities Risk
The Portfolio may invest directly or indirectly in commodity-linked derivative instruments that are designed to provide it with exposure to the commodities market without necessarily investing directly in physical commodities. Commodities are real assets such as oil, industrial metals, and precious metals such as gold or silver. The value of commodities may be affected by events that have less impact on non‑commodity investments. Moreover, exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities due to a variety of factors, including supply and demand relationships, fiscal and exchange control programs, or international, economic, political or regulatory developments. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates, or factors affecting a particular industry or

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commodity, such as drought, floods, other weather phenomena, embargoes, tariffs and international economic, political and regulatory developments. In addition, commodities markets (and commodity-linked derivative instruments) may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and intervention.
In addition, there may be costs associated with the physical storage of the commodity underlying a derivative instrument, and the price of a commodity futures contract will reflect the storage costs of owning the physical commodity, even though the contract participants may not intend to make or take delivery of the commodity. Changes in storage costs for a commodity may result in changes to the value of futures contracts relating to that commodity.
Changes in the nature of the participants in the commodity derivatives markets may also affect the prices of such derivatives. For example, producers seeking to lock in the price of a commodity that they will deliver in the future generally must sell futures contracts at a price lower than the expected future cash price of the commodity in order to induce speculators to purchase the other side of the same futures contracts. Conversely, end users of a commodity seeking to hedge against a rise in prices generally must purchase futures contracts at a price higher than the expected future cash price. Therefore, the price of a commodity derivative may fluctuate based on whether the predominant hedgers in the market are producers or users of the commodity.
The Portfolio’s ability to invest in commodity-linked derivative instruments may be limited by the Portfolio’s intention to qualify as a regulated investment company, and could adversely affect the Portfolio’s ability to so qualify. If the Portfolio’s investments in commodity-linked derivative instruments were to exceed applicable limits or if such investments were to be recharacterized for U.S. federal income tax purposes, the Portfolio might be unable to qualify as a regulated investment company for one or more years, which would adversely affect the value of the Portfolio.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.
The Portfolio is also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the

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Portfolio. If the Portfolio engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio in respect of the counterparty’s obligations to the Portfolio or recovering collateral that the Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
Investment Company and Exchange-Traded Fund Risk
Investments in open‑end and closed‑end investment companies and ETFs involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed‑end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities depending on a variety of factors, including market supply and demand.
Forward and Futures Contract Risk
The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that a counterparty to a forward contract will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements on a futures contract, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so.
Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Portfolio to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).
The Portfolio will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. The Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. For example, in the event of an insolvency of the futures

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commission merchant, the Portfolio may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or realize the value of any increase in the price of its positions. The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and may impose sanctions or restrictions. In addition, the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the CFTC to establish speculative position limits on listed futures and economically equivalent over-the-counter (“OTC”) derivatives. Regulatory action taken by the CFTC to establish these additional position limits may adversely affect the market liquidity of the futures contracts, options and economically equivalent derivatives in which the Portfolio may invest. It is possible that, as a result of such limits, the Portfolio’s Subadviser will be precluded from taking positions in certain futures contracts or OTC derivatives as a result of positions held by other clients of the Subadviser or by the Subadviser or its affiliates themselves.
Futures contracts traded on markets outside the United States are not generally subject to regulation by the CFTC or other U.S. regulatory entities, including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Portfolio may not be afforded the same protections as are afforded those payments in the United States, including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

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To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.

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Short Sale and Short Position Risk
The Portfolio may sell short shares of a security when it continues to hold other shares of that same security or when it holds other securities convertible or exchangeable into the securities sold short, or the Portfolio may sell short securities it does not own. The Portfolio may also enter into a short position through other means, including futures contracts, swap agreements and other derivative positions. A portfolio may enter into a short sale or short position with respect to a security or reference instrument, in the case of a short position, when it expects the value of the security or reference instrument to decline. The Portfolio will incur a loss if the value of the security sold short or the reference instrument increases after the time the Portfolio entered into the short sale or short position. This loss will be equal to the increase in the value of the security sold short or the reference instrument from the time that the short sale or short position was opened plus any transaction costs associated with the short sale or short position. Short sales and short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses. A portfolio that engages in a short sale or short position may lose more money than the actual cost of the short sale or short position and its potential losses may be unlimited if the Portfolio does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position. Any gain from a short sale or short position will be offset in whole or in part by the transaction costs associated with the short sale or short position. In addition, the Portfolio’s short sales and/or short positions will limit its ability to benefit fully from increases in the relevant securities markets. If the Portfolio borrows the securities that it sells short, the Portfolio is generally obligated to return the security to the lender at a later date and pay the lender of the security fees and any dividends or interest that accrue on the security during the period of the loan.
Subsidiary Risk
By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and the Subsidiary are both managed by the Subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Under Treasury regulations, the earnings of the Subsidiary included in the income of the Portfolio for U.S. federal income purposes will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Portfolio’s business of investing in stock, securities or currencies. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Island taxes, Portfolio shareholders would likely suffer decreased investment returns.
Tax Risk
In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Portfolio must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Portfolio’s pursuit of

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its investment strategies will potentially be limited by the Portfolio’s intention to qualify for such treatment and could adversely affect the Portfolio’s ability to so qualify. The Portfolio can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Portfolio were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Portfolio would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Portfolio’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.
Portfolio Turnover Risk
The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
Rule 144A and Other Exempted Securities Risk
In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even if a private placement is determined to be liquid, the Portfolio’s holdings of private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering is not filed with the Securities and Exchange Commission. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

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For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Portfolio’s Subadviser may, at its discretion, sell a portfolio security to take advantage of more attractive investment opportunities, when it no longer meets the criteria used to implement the Portfolio’s investment strategy, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Portfolio Turnover
The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objective. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the Portfolio’s portfolio turnover rate that is reported in the Portfolio Summary. If these instruments were included in that calculation, the Portfolio would have a higher portfolio turnover rate than otherwise stated.

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Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not

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been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

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The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.675% on the first $250 million of such assets plus 0.650% of such assets over $250 million up to $750 million plus 0.625% of such assets over $750 million up to $1 billion plus 0.600% of such assets over $1 billion. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.61% of the Portfolio’s average daily assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.
Fee Waiver Arrangement
Invesco has agreed to waive the subadvisory fee it receives for subadvising the Portfolio in an amount equal to any advisory fee it receives as a result of any investment by the Portfolio in any investment company, unit investment trust or other collective investment fund, registered or non‑registered, for which Invesco or any of its affiliates serves as investment adviser. BIA will waive its advisory fee in the same amount to pass the benefit of this waiver to the Portfolio.
Voluntary Fee Waiver
BIA has voluntarily agreed to waive a portion of its investment advisory fee to reflect a portion of the savings from the application of a discount to the subadvisory fee payable by BIA to Invesco. This voluntary advisory fee waiver is dependent on the satisfaction of certain conditions and may be terminated by BIA at any time.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts

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managed and the person’s ownership of securities in the Portfolio. The Subsidiary is also managed by the Subadviser.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.31% of the Portfolio’s average daily net assets.
INVESCO ADVISERS, INC., 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, is the Subadviser to the Portfolio. Invesco, as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Today, Invesco advises or manages investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. Invesco is an indirect wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2020, Invesco Ltd. managed approximately $1.3 trillion in assets.
The following Invesco individuals are responsible for the day‑to‑day management of the Portfolio:
Mark Ahnrud is a Portfolio Manager with Invesco. Mr. Ahnrud has managed the Portfolio since its inception in 2012 and has been associated with Invesco and/or its affiliates since 2000. He has been affiliated with the Invesco Global Asset Allocation team since 2002.
Chris Devine is a Portfolio Manager with Invesco. Mr. Devine has managed the Portfolio since its inception in 2012 and has been associated with Invesco and/or its affiliates since 1998. He has been affiliated with the Invesco Global Asset Allocation team since 2003.
Scott Hixon is a Portfolio Manager and Head of Investment Research of Invesco. Mr. Hixon has managed the Portfolio since its inception in 2012 and has been associated with Invesco and/or its affiliates since 1994. He has been affiliated with the Invesco Global Asset Allocation team since 1997.
Christian Ulrich is a Portfolio Manager with Invesco. Mr. Ulrich has managed the Portfolio since its inception in 2012 and has been associated with Invesco and/or its affiliates since

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2000. He has been affiliated with the Invesco Global Asset Allocation team since 2009, and previously was a client portfolio manager covering both equity and asset allocation strategies.
Scott Wolle is a Portfolio Manager with Invesco and Chief Investment Officer of Invesco Global Asset Allocation. Mr. Wolle has managed the Portfolio since its inception in 2012 and has been associated with Invesco and/or its affiliates since 1999. He has been affiliated with the Invesco Global Asset Allocation team since 2000.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect

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the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other

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things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under certain variable insurance products. A large number of transfers among the available investment options could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a

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portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

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The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of

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shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long‑term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent a Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.

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The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. The Subsidiary investments will be priced daily and a net asset value will be determined with respect to the Subsidiary each day. The Portfolio will value its shares of the Subsidiary at this net asset value.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. When a

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Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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CONSOLIDATED FINANCIAL HIGHLIGHTS
The consolidated financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). The consolidated financial highlights table includes the financial highlights of the Subsidiary. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
Invesco Balanced-Risk Allocation Portfolio

Selected per share data
	Class B
	Year Ended December 31,
	2020	2019	2018		2017	2016
Net Asset Value, Beginning of Period	$10.11	$8.77	$10.27		$10.24	$9.18

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)	0.13	0.10		0.02	(0.04)
Net realized and unrealized gain (loss)	0.87	1.21	(0.69)		0.94	1.12

Total income (loss) from investment operations	0.85	1.34	(0.59)		0.96	1.08

Less Distributions
Distributions from net investment income	(0.53)	0.00	(0.12)		(0.39)	(0.02)
Distributions from net realized capital gains	(0.52)	0.00	(0.79)		(0.54)	0.00
Distributions from return of capital	0.00	0.00	(0.00	)(b)	0.00	0.00

Total distributions	(1.05)	0.00	(0.91)		(0.93)	(0.02)

Net Asset Value, End of Period	$9.91	$10.11	$8.77		$10.27	$10.24

Total Return (%) (c)	10.14	15.28	(6.43)		10.00	11.72

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	0.92	0.92		0.91	0.92
Net ratio of expenses to average net assets (%) (d)(e)	0.90	0.89	0.89		0.88	0.89
Ratio of net investment income (loss) to average net assets (%)	(0.22)	1.40	1.04		0.15	(0.40)
Portfolio turnover rate (%)	147	44	103		81	137
Net assets, end of period (in millions)	$1,403.2	$1,445.0	$1,415.8		$1,671.5	$1,527.2

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Distributions from return of capital were less than $0.01.

(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(d)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2020, 2019, 2018 and 2017 (see Note 7 of the Notes to Consolidated Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I
JPMorgan Global Active Allocation Portfolio
Class B Shares
PROSPECTUS
April 30, 2021

The Securities and Exchange Commission and the Commodity Futures
Trading Commission have not approved or disapproved these
securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

JPMorgan Global Active Allocation Portfolio

PORTFOLIO SUMMARY:
Investment Objectives
Seeks capital appreciation and current income.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class B
Management Fee	0.72%
Distribution and/or Service (12b‑1) Fees	0.25%
Other Expenses	0.06%

Total Annual Portfolio Operating Expenses	1.03%
Fee Waiver *	(0.06%	)

Net Operating Expenses	0.97%

*	Brighthouse Investment Advisers, LLC has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class B	$99	$322	$563	$1,254
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 51% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio’s subadviser, J.P. Morgan Investment Management Inc. (“JPMIM” or “Subadviser”), uses a flexible asset allocation approach to construct a globally diversified growth portfolio that incorporates investment insights with a disciplined control of risk. JPMIM establishes the strategic and tactical allocation for the Portfolio. JPMIM determines the tactical allocation through adjustments to the Portfolio’s strategies and sector and region allocations. JPMIM develops its investment insights through the combination of top‑down macro views, together with the bottom‑up insights from JPMIM’s global investment professionals.
In managing the investments for the Portfolio, JPMIM employs a continuous multi-step process that involves: (1) making longer term asset allocation decisions based on JPMIM’s assessment of the strategic (10 to 15 years) market outlook; (2) monitoring and adjusting Portfolio exposures and weightings in response to prevailing market conditions and changes in JPMIM’s shorter term market outlook; and (3) making systematic adjustments to the Portfolio exposures and weightings, based on JPMIM’s assessment of future market conditions as indicated by momentum signals, in an effort to reduce overall Portfolio volatility and mitigate the effects of adverse market environments.
The Portfolio is expected to have a normal strategic allocation of 50% in global equities, 25% in U.S. investment grade fixed income, 20% in convertible debt and 5% in other assets, such as commodities, emerging market debt, high yield debt (commonly known as “junk bonds”), real estate securities and Treasury Inflation-Protected Securities (“TIPS”). The Portfolio’s actual strategic allocation is subject to change based on market conditions, trends, and JPMIM’s outlook for a broad range of asset classes.

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The Portfolio may invest up to 80% of its total assets in any combination of the following asset classes: U.S. equity, foreign equity, commodities, emerging market debt, emerging market equity, high yield debt, real estate securities and TIPS. Under normal market conditions, approximately 15%-20% of the Portfolio’s total assets will be held in cash and cash equivalent instruments which will serve as margin or collateral for the Portfolio’s obligations under derivative transactions. At all times the Portfolio will hold a minimum of 20% of its total assets in highly liquid asset classes such as investment grade fixed income securities and cash, and may invest no more than 10% of its total assets in any combination of the following asset classes: commodities, emerging market debt, emerging market equity, high yield debt, real estate securities and TIPS. The Portfolio may invest in securities issued pursuant to Rule 144A under the Securities Act of 1933.
In order to gain exposure to the asset classes set forth above, the Portfolio may invest directly in individual securities and exchange-traded funds (“ETFs”). The Portfolio may also invest in exchange-traded notes (“ETNs”) and derivative instruments, either by investing directly in such instruments, or indirectly by investing through its wholly-owned subsidiary as discussed below, in order to obtain, or reduce, exposure to one or more asset classes set forth above. The Portfolio’s equity investments may include common stock, preferred stock, ETFs, convertible securities, depositary receipts, warrants to buy common stocks, and master limited partnerships (“MLPs”), which are limited partnerships that are publicly traded. The Portfolio’s fixed income investments may include convertible securities, U.S. Government securities (including agencies and instrumentalities), domestic and foreign corporate bonds, high yield securities (including distressed securities), debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions, mortgage-backed securities, asset-backed securities, floating rate securities, inflation-indexed bonds (whose value of the principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure), inflation-linked securities such as TIPS and ETFs that are structured to provide protection against inflation, as well as time deposits and other money market instruments. The Portfolio’s commodity investments may include other investment companies, commodity-linked derivatives, ETNs and total return swaps through which the Portfolio can participate in the performance of one or more instruments.
Active Asset Allocation.    JPMIM adjusts the Portfolio’s exposure among the various asset classes based on JPMIM’s shorter term market outlook for a broad range of asset classes. The shorter term components of JPMIM’s active asset allocation management employ quantitative models and qualitative inputs. JPMIM’s quantitative models serve as a starting point in the investment process and allow the portfolio managers to simultaneously consider a broad number of informational and behavioral mispricings across and within asset classes. As a second step in the investment process, the global strategy team determines on a qualitative basis if certain markets exhibit characteristics that merit a deviation from the quantitative models. For example, if political, economic or technical events have led to dislocations that can be exploited.
Systematic Exposure Management.    JPMIM may adjust the Portfolio’s exposure to equity, fixed income and real assets based on momentum signals and/or the level of the expected portfolio volatility, in an effort to control overall portfolio volatility and mitigate the effects of extreme market environments. While JPMIM attempts to manage the Portfolio’s volatility exposure to stabilize performance, there can be no assurance that the Portfolio will be successful in reducing volatility or mitigating the effects of extreme market conditions. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. High volatility may result from rapid and dramatic price swings. Momentum is the tendency of investments to exhibit persistence in their performance. JPMIM uses momentum signals to identify adverse market environments. JPMIM believes negative momentum indicates future periods of negative investment returns and increased volatility. When negative momentum deteriorates below a pre‑set threshold determined by a proprietary JPMIM momentum based model, JPMIM will reduce, sometimes significantly, the Portfolio’s exposure to the particular asset class exhibiting the negative momentum. In order to reduce its exposure to a particular asset class JPMIM will primarily use derivatives, but may also sell physical securities. The Portfolio’s exposure to a particular asset class may be reduced to 0% if the momentum indicator becomes sufficiently negative for that asset class. The Portfolio’s exposure to an asset class will be reestablished once the market environment improves and momentum strengthens to surpass a pre‑set threshold determined by the proprietary JPMIM model.
The Portfolio will also make use of an interest rate overlay that: (1) will use a combination of interest rate swaps, interest rate futures, Treasury futures and total return swaps (“Interest Rate Derivatives”) and (2) will have a notional value (meaning the fixed face value, rather than the market value, of these instruments) equal to approximately 30% of the Portfolio’s net assets under normal market conditions. The percentage of the Portfolio’s net assets represented by Interest Rate Derivatives may change in different market

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environments, but is normally expected to stay within a range of 25% to 35% of net assets. JPMIM expects these instruments to provide additional diversification and balance the sources of risk in the Portfolio. Under certain market conditions, however, the investment performance of the Portfolio may be less favorable than it would be if the Portfolio did not use Interest Rate Derivatives. JPMIM anticipates that under normal market conditions the Portfolio’s Interest Rate Derivatives will have a maturity of approximately 10 years.
In implementing its investment strategies, the Portfolio may use derivatives for a variety of purposes. In addition to using Interest Rate Derivatives in the manner described above, the Portfolio may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Portfolio’s return as a non‑hedging strategy that may be considered speculative; and to manage Portfolio characteristics. Specifically, the Portfolio may use futures contracts to manage and hedge interest rate risk, establish cross country relative value positions between different interest rate markets, as well as to lengthen or shorten the duration of a portion of the Portfolio. The Portfolio may also utilize exchange-traded futures contracts for cash management and to gain exposure to equities pending investment in individual securities. To the extent that the Portfolio does not utilize other investment companies to gain exposure to commodities, it may utilize derivatives to gain exposure to commodities. For more information about these derivative instruments in which the Portfolio may invest, please see “Investment Strategies and Risks” in the Statement of Additional Information.
The Portfolio may allocate up to 10% of its total assets to its wholly-owned and controlled subsidiary, organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”) in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. JPMIM also manages the assets of the Subsidiary. Generally, the Subsidiary will invest primarily in commodity derivatives, ETNs and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, the Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis. The Portfolio is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Volatility Management Risk.    Although the Portfolio’s Subadviser attempts to adjust the Portfolio’s overall exposure to volatility, there can be no guarantee that the Portfolio’s Subadviser will be successful in managing the Portfolio’s overall level of volatility. The Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses because of the investment techniques employed by the Subadviser to manage volatility, the implementation of those strategies by the Subadviser or the limitations of those strategies in times of extremely low volatility or extremely high volatility. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forego some of the returns that can be associated with periods of rising equity values.
Model and Data Risk.    When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. In addition, any

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hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Asset Allocation Risk.    The Portfolio’s ability to achieve its investment objective depends upon JPMIM’s analysis of various factors and the mix of asset classes that results from such analysis, which may prove incorrect. The Portfolio may experience losses or poor relative performance if JPMIM allocates a significant portion of the Portfolio’s assets to an asset class that does not perform relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.
Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
Interest Rate Swap Risk.    The risk of interest rate swaps includes changes in market conditions that may affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. Certain interest rate swap arrangements also involve the risk that they do not fully offset adverse changes in interest rates. Interest rate swaps may be illiquid and may be difficult to trade or value, especially in the event of market disruptions. Under certain market conditions, the use of interest rate swaps may result in less favorable performance than if such swap arrangements had not been used.
Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
High Yield Debt Security Risk.    High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.

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Commodities Risk.    Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The Portfolio’s ability to invest in commodity-linked derivative instruments may be limited by the Portfolio’s intention to qualify as a regulated investment company, and could adversely affect the Portfolio’s ability to so qualify.
Short Position Risk.    The Portfolio will incur a loss from a short position if the value of the reference instrument increases after the time the Portfolio entered into the short position. Short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses. A portfolio that enters into a short position may lose more money than the actual cost of the short position and its potential losses may be unlimited if the portfolio does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.
Investment Company and Exchange-Traded Fund Risk.    An investment in an investment company or ETF involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed‑end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.
Forward and Futures Contract Risk.    The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty to a forward contract will default in the performance of its obligations; (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements on a futures contract, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so; (vii) the possibility that the Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse; (viii) the possibility that position or trading limits will preclude the Subadviser from taking positions in certain futures contracts on behalf of the Portfolio; and (ix) the risks typically associated with foreign investments to the extent the Portfolio invests in futures contracts traded on markets outside the United States.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Emerging Markets Risk.    In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.
Subsidiary Risk.    By investing in the Subsidiary, the Portfolio is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. There can be no assurance that the Subsidiary’s investments will contribute to the Portfolio’s returns. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio, such as by reducing

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the Portfolio’s investment returns. The Portfolio's ability to invest in the Subsidiary will potentially be limited by the Portfolio's intention to qualify as a regulated investment company, and might adversely affect the Portfolio's ability to so qualify.
Tax Risk.     In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Portfolio must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Portfolio’s pursuit of its investment strategies will potentially be limited by the Portfolio’s intention to qualify for such treatment and could adversely affect the Portfolio’s ability to so qualify. The Portfolio can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Portfolio were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Portfolio would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Portfolio’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.
Convertible Securities Risk.    Investments in convertible securities are subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer, or the Portfolio may be forced to convert a convertible security, at a time and a price that is disadvantageous to the Portfolio.
Mortgage-Backed and Asset-Backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub‑prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.
Real Estate Investment Risk.    Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.
TIPS and Inflation-Linked Bonds Risk.    The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including TIPS, may experience greater losses than other fixed income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
Rule 144A and Other Exempted Securities Risk.    In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. If an insufficient number of eligible buyers is interested in purchasing privately placed and other securities or instruments exempt from Securities and Exchange Commission registration (collectively “private placements”) at a particular time, this could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even the Portfolio’s holdings of liquid private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The information that issuers of Rule 144A eligible securities are required to disclose to potential investors is much less extensive than that required of public companies and is not publicly available, and issuers of Rule 144A eligible securities can require recipients of the offering information (such as the

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Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class B Shares as of December 31 of Each Year

Highest Quarter	4th – 2020	10.30%
Lowest Quarter	1st – 2020	-9.94%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	Since Inception	Inception Date
Class B	12.23%	7.89%	7.38%	04-23-12
Dow Jones Moderate Index (reflects no deduction for mutual fund fees or expenses)	12.24%	9.36%	7.99%	—
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.    J.P. Morgan Investment Management Inc. is the subadviser to the Portfolio.
Portfolio Managers.    The Portfolio is managed by JPMorgan’s Multi- Asset Solutions (“MAS”). The MAS team includes Michael Feser, CFA, Managing Director; Jeffrey A. Geller, CFA, Managing Director; Grace Koo, Ph.D., Executive Director; Jonathan Cummings, CFA, Managing Director; and Matthew Cummings, CFA, Vice President. Each of Mr. Feser, Mr. Geller, Ms. Koo, and Mr. Jonathan Cummings has managed the Portfolio since its inception in 2012. Mr. Matthew Cummings has managed the Portfolio since 2016.
Purchase and Sale of Portfolio Shares

Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that

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there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Volatility Management Risk
The Portfolio’s Subadviser seeks to mitigate the effects of extreme market conditions by attempting to adjust the Portfolio’s overall exposure to volatility. There can be no guarantee that the Portfolio’s Subadviser will be successful in managing the Portfolio’s overall level of volatility. As a result, the Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forego some of the returns that can be associated with periods of rising equity values. In addition, the investment performance of the Portfolio relative to that of other portfolios may be adversely affected if the other portfolios do not attempt to manage their volatility or they target a different level of volatility than does the Portfolio.
The investment techniques the Portfolio’s Subadviser uses in managing the Portfolio’s volatility may not be as effective as the techniques other portfolios may use to manage volatility. In addition, the Portfolio may realize losses as a result of the implementation of volatility management strategies for the Portfolio. For example, delays in increasing or decreasing the Portfolio’s volatility level may adversely affect the Portfolio’s performance or result in losses. During periods of extremely low volatility or extremely high volatility, the Subadviser may experience difficulty in adjusting the Portfolio’s volatility to the desired level.
Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Portfolio’s Subadviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Portfolio’s Subadviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Portfolio’s investments.
When Models and Data used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Portfolio’s Subadviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss favorable investment opportunities altogether. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Portfolio’s Subadviser may be predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on

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the accuracy and reliability of the supplied historical data. In addition, Models that are predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark-to-market basis. Use of these Models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Subadviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.
All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
Asset Allocation Risk
The Portfolio’s ability to achieve its investment objective depends upon JPMIM’s analysis of various economic or market factors and the mix of asset classes that results from such analysis. JPMIM’s analysis, including any evaluations and assumptions regarding such economic or market factors, may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if JPMIM allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The

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Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
On October 28, 2020, the Securities and Exchange Commission adopted Rule 18f-4 under the 1940 Act, which, once effective, will apply to the Portfolio’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior Securities and Exchange Commission guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The application of Rule 18f-4 to the Portfolio could restrict the Portfolio’s ability to utilize derivative investments and financing transactions and prevent the Portfolio from implementing its principal investment strategies in the manner that it has historically, which may result in changes to the Portfolio’s principal investment strategies and could adversely affect the Portfolio’s performance.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics

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such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which the Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease

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compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates may impact the yield of the Portfolio’s investments in fixed income securities and may increase the risk that, if followed by rising interest rates, the Portfolio’s performance will be negatively impacted. The Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these

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securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. In determining whether to increase or decrease interest rates, central banks typically consider, among other factors, the current state of the economy and markets, economic and financial forecasts, and the general economic outlook. There can be no assurance that the actions taken by central banks will have their intended effect.
The U.S. Government and the U.S. Federal Reserve have taken steps to support financial markets, including by keeping interest rates at low levels. The U.S. Federal Reserve has in the past reduced its market support activities. A reduction or withdrawal of U.S. Federal Reserve or other governmental support, including interest rate increases, could reduce the value of debt securities in which the Portfolio invests.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
Interest Rate Swap Risk
Interest rate swaps may be illiquid, and they subject the Portfolio to credit and counterparty risk. The risk of interest rate swaps includes changes in market conditions that affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. Under certain market conditions, the use of interest rate swaps may result in less favorable performance than if such swap arrangements had not been used. However, barring a default by the swap counterparty, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Portfolio is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Portfolio upon early termination of the swap.
The absence of a central exchange or market for interest rate swap agreements may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Certain interest rate swaps are required to be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in interest rate swaps being easier to trade or value. In a cleared swap, the clearinghouse will be the counterparty to the transaction, so the Portfolio will assume the risk that the clearinghouse may be unable to perform its obligations.

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Participants in swaps that are not cleared are not as protected as participants on organized exchanges or through clearinghouses, because performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Portfolio is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. If the counterparty to an interest rate swap transaction defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.
In addition, if a swap transaction is particularly large or if the relevant market is illiquid, the Portfolio may not be able to establish or liquidate a position at an advantageous time or price, which may result in losses.
The Portfolio will use interest rate swaps to hedge against the risk of a fall in interest rates. The use of interest rate swaps by the Portfolio may assist the Insurance Companies to provide benefit guarantees associated with your Contract. The use of interest rate swaps in this manner may, under certain conditions, reduce the Portfolio’s return and might increase the volatility of the Portfolio.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.
The Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio in respect of the counterparty’s obligations to the Portfolio or recovering collateral that the Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
High Yield Debt Security Risk
High yield debt securities, or “junk bonds”, are securities that are rated below “investment grade” or are not rated but are of equivalent quality. A Portfolio with high yield debt securities

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generally will be exposed to greater market risk and credit and counterparty risk than a Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid.
A Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit and counterparty risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.
A Portfolio that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio, or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Portfolio’s Subadviser to be of comparable quality (“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. A Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. A Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.
Commodities Risk
The Portfolio may invest directly or indirectly in commodity-linked derivative instruments that are designed to provide it with exposure to the commodities market without necessarily investing directly in physical commodities. Commodities are real assets such as oil, industrial metals, and precious metals such as gold or silver. The value of commodities may be affected by events that have less impact on non‑commodity investments. Moreover, exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities due to a variety of factors, including supply and demand relationships, fiscal and exchange control programs, or international, economic, political or regulatory developments. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, embargoes, tariffs and international economic, political and regulatory developments. In addition, commodities markets (and commodity-linked derivative instruments) may be subject to temporary

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distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and intervention.
In addition, there may be costs associated with the physical storage of the commodity underlying a derivative instrument, and the price of a commodity futures contract will reflect the storage costs of owning the physical commodity, even though the contract participants may not intend to make or take delivery of the commodity. Changes in storage costs for a commodity may result in changes to the value of futures contracts relating to that commodity.
Changes in the nature of the participants in the commodity derivatives markets may also affect the prices of such derivatives. For example, producers seeking to lock in the price of a commodity that they will deliver in the future generally must sell futures contracts at a price lower than the expected future cash price of the commodity in order to induce speculators to purchase the other side of the same futures contracts. Conversely, end users of a commodity seeking to hedge against a rise in prices generally must purchase futures contracts at a price higher than the expected future cash price. Therefore, the price of a commodity derivative may fluctuate based on whether the predominant hedgers in the market are producers or users of the commodity.
The Portfolio’s ability to invest in commodity-linked derivative instruments may be limited by the Portfolio’s intention to qualify as a regulated investment company, and could adversely affect the Portfolio’s ability to so qualify. If the Portfolio’s investments in commodity-linked derivative instruments were to exceed applicable limits or if such investments were to be recharacterized for U.S. federal income tax purposes, the Portfolio might be unable to qualify as a regulated investment company for one or more years, which would adversely affect the value of the Portfolio.
Short Position Risk
The Portfolio may enter into a short position through several means, including futures contracts, swap agreements and other derivative positions. A portfolio may enter into a short position with respect to a reference instrument when it expects the value of the reference instrument to decline. The Portfolio will incur a loss if the value of the reference instrument increases after the time the Portfolio entered into the short position. This loss will be equal to the increase in the value of the reference instrument from the time that the short position was opened plus any transaction costs associated with the short position. Short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses. A portfolio that enters into a short position may lose more money than the actual cost of the short position and its potential losses may be unlimited if the Portfolio does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position. In addition, the Portfolio’s short positions will limit its ability to benefit fully from increases in the relevant securities markets.
Investment Company and Exchange-Traded Fund Risk
Investments in open‑end and closed‑end investment companies and ETFs involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses

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and fees of the investment company or ETF. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed‑end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities depending on a variety of factors, including market supply and demand.
Forward and Futures Contract Risk
The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that a counterparty to a forward contract will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements on a futures contract, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so.
Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Portfolio to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).
The Portfolio will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. The Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. For example, in the event of an insolvency of the futures commission merchant, the Portfolio may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or realize the value of any increase in the price of its positions. The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and may impose sanctions or restrictions. In addition, the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the CFTC to establish speculative position limits on listed futures and economically equivalent over-the-counter (“OTC”) derivatives. Regulatory action taken by the CFTC to establish these additional position limits may adversely affect the market liquidity of the

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futures contracts, options and economically equivalent derivatives in which the Portfolio may invest. It is possible that, as a result of such limits, the Portfolio’s Subadviser will be precluded from taking positions in certain futures contracts or OTC derivatives as a result of positions held by other clients of the Subadviser or by the Subadviser or its affiliates themselves.
Futures contracts traded on markets outside the United States are not generally subject to regulation by the CFTC or other U.S. regulatory entities, including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Portfolio may not be afforded the same protections as are afforded those payments in the United States, including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those

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techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Emerging Markets Risk
Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose withholding and other taxes, some of which may be confiscatory, on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.
The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries. Many emerging market countries are heavily dependent on international trade and have fewer trading partners than developed countries, which makes them more sensitive to world commodity prices and economic downturns in other countries.

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The fiscal and monetary policies of emerging market countries may result in sudden or high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.
Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
Subsidiary Risk
By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and the Subsidiary are both managed by the Subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Under Treasury regulations, the earnings of the Subsidiary included in the income of the Portfolio for U.S. federal income purposes will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Portfolio’s business of investing in stock, securities or currencies. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Island taxes, Portfolio shareholders would likely suffer decreased investment returns.
Tax Risk
In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Portfolio must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Portfolio’s pursuit of its investment strategies will potentially be limited by the Portfolio’s intention to qualify for such treatment and could adversely affect the Portfolio’s ability to so qualify. The Portfolio can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Portfolio were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Portfolio would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Portfolio’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.
Convertible Securities Risk
Investments in convertible securities are subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The

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value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit and counterparty risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio. The Portfolio also may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Portfolio’s return.
The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Nearly all debt securities, including debt securities that are convertible into equity securities, are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. Government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. Government agency, instrumentality, or corporation; or otherwise supported by the United States. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if an issuer’s or a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.
Convertible securities subject the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
The values of convertible securities are subject to change when prevailing interest rates change. The value of convertible securities tends to decline when prevailing interest rates rise and, conversely, tends to increase when interest rates go down. As the value of the common stock underlying a convertible security declines, the convertible security’s sensitivity to changes in prevailing interest rates tends to increase. The income generated by convertible securities may decline when prevailing interest rates decline and, conversely, increase when interest rates rise.
Mortgage-Backed and Asset-Backed Securities Risk
Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. Like other debt

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securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they are particularly sensitive to interest rates. On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative,” the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation began issuing uniform mortgage-backed securities (“UMBS”). All of the risks applicable to investing in mortgage-backed securities are applicable to investing in UMBS.
Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.
Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed will be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts exposes the Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, the Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.
Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause the Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.
Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities. During periods of market stress or high redemptions, the Portfolio may be forced to sell these securities at significantly reduced prices. Liquidity risk is even greater for mortgage pools that include subprime mortgages.
The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any.

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If the Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non‑payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.
Real Estate Investment Risk
Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub‑sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance is especially sensitive to developments that significantly affected those particular sub‑sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.
Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.
TIPS and Inflation-Linked Bonds Risk
The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. If the Portfolio purchases, in the secondary market, inflation-protected securities whose principal values have been adjusted upward due to inflation since issuance, the Portfolio may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are

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generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Portfolio Turnover Risk
The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
Rule 144A and Other Exempted Securities Risk
In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even if a private placement is determined to be liquid, the Portfolio’s holdings of private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering is not filed with the Securities and Exchange Commission. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objectives
The Portfolio’s stated investment objectives can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

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Selling Portfolio Securities
The Portfolio’s Subadviser may, at its discretion, sell a portfolio security to take advantage of more attractive investment opportunities, when it no longer meets the criteria used to implement the Portfolio’s investment strategy, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Portfolio Turnover
The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objectives. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the Portfolio’s portfolio turnover rate that is reported in the Portfolio Summary. If these instruments were included in that calculation, the Portfolio would have a higher portfolio turnover rate than otherwise stated.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1⁄3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by

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government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical

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data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although

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the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.800% on the first $250 million of such assets, plus 0.750% of such assets over $250 million up to $500 million, plus 0.720% of such assets over $500 million up to $750 million, plus 0.700% of such assets over $750 million. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.66% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.
Contractual Fee Waiver
BIA has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee to the annual rate of 0.675% of the first $1 billion of the Portfolio’s

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average daily net assets, 0.650% of such assets over $1 billion up to $3 billion, 0.625% of such assets over $3 billion up to $5 billion, and 0.600% of such assets over $5 billion. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio. The Subsidiary is also managed by the Subadviser.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.36% of the Portfolio’s average daily net assets.
J.P. MORGAN INVESTMENT MANAGEMENT INC., 383 Madison Avenue, New York, New York 10179, is the Subadviser to the Portfolio. As of December 31, 2020, JPMIM and its affiliates managed approximately $2.3 trillion in assets.
The Portfolio is managed by JPMIM’s Multi-Asset Solutions. The members of the MAS team responsible for management and oversight of the Portfolio are Michael Feser, CFA, Managing Director; Jeffrey A. Geller, CFA, Managing Director; Grace Koo, Ph.D., Executive Director; Jonathan Cummings, CFA, Managing Director; and Matthew Cummings, CFA, Vice President. In their capacities as members of the portfolio management team, Mr. Feser, Mr. Geller, Ms. Koo, Mr. Jonathan Cummings and Mr. Matthew Cummings and the team of analysts manage the portfolio construction, investment strategy selection and tactical asset allocation processes for the Portfolio.

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Mr. Feser, CFA, Managing Director, has been an employee of JPMIM since 1994. He has portfolio management duties for MAS. Mr. Feser is based in New York.
Mr. Geller, CFA, Managing Director, is CIO for the Americas of MAS and has been an employee of JPMIM since 2006.
Ms. Koo, Ph.D., Executive Director, has been an employee of JPMIM since 2007 and a member of MAS since 2011.
Mr. Jonathan Cummings, CFA, Managing Director, has been an employee of JPMIM since 2005 and a member of MAS since 2007.
Mr. Matthew Cummings, CFA, Vice President, has been an employee of JPMIM since 2008 and a member of MAS since 2013.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

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YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub‑account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

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The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

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The Portfolio is available as an investment option under certain variable insurance products. A large number of transfers among the available investment options could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result

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in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state

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insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long‑term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the

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event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business.
In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. The Subsidiary investments will be priced daily and a net asset value will be determined with respect to the Subsidiary each day. The Portfolio will value its shares of the Subsidiary at this net asset value.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are

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traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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CONSOLIDATED FINANCIAL HIGHLIGHTS
The consolidated financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). The consolidated financial highlights table includes the financial highlights of the Subsidiary. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
JPMorgan Global Active Allocation Portfolio

Selected per share data
	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.27	$10.79	$12.45	$10.96	$11.07

Income (Loss) from Investment Operations
Net investment income (a)	0.12	0.16	0.18	0.15	0.14 (b)
Net realized and unrealized gain (loss)	1.28	1.64	(1.01)	1.64	0.18

Total income (loss) from investment operations	1.40	1.80	(0.83)	1.79	0.32

Less Distributions
Distributions from net investment income	(0.28)	(0.32)	(0.19)	(0.30)	(0.24)
Distributions from net realized capital gains	(0.32)	0.00	(0.64)	0.00	(0.19)

Total distributions	(0.60)	(0.32)	(0.83)	(0.30)	(0.43)

Net Asset Value, End of Period	$13.07	$12.27	$10.79	$12.45	$10.96

Total Return (%) (c)	12.23	16.91	(7.19)	16.66	2.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	1.02	1.03	1.02	1.02
Net ratio of expenses to average net assets (%) (d)	0.97	0.96	0.96 (e)	0.97 (e)	0.98
Ratio of net investment income to average net assets (%)	1.04	1.39	1.53	1.32	1.26 (b)
Portfolio turnover rate (%)	51 (f)	51	89	68	38
Net assets, end of period (in millions)	$2,070.5	$2,080.0	$2,005.9	$2,124.9	$1,936.8

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Net investment income per share and the ratio of net investment income to average net assets include a non‑recurring refund for overbilling of prior years’ custodian out‑of‑pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.

(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(d)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for the years ended December 31, 2018 and 2017.

(f)	Includes TBA transactions; excluding these transactions the portfolio turnover rate would have been 49% for the year ended December 31, 2020.

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I
Schroders Global Multi-Asset Portfolio
Class B Shares
PROSPECTUS
April 30, 2021

The Securities and Exchange Commission and the Commodity Futures
Trading Commission have not approved or disapproved these
securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

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Schroders Global Multi-Asset Portfolio

PORTFOLIO SUMMARY:
Investment Objectives
Seeks capital appreciation and current income.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class B
Management Fee	0.63%
Distribution and/or Service (12b‑1) Fees	0.25%
Other Expenses	0.06%

Total Annual Portfolio Operating Expenses	0.94%
Fee Waiver *	(0.01%	)

Net Operating Expenses	0.93%

*	Brighthouse Investment Advisers, LLC has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class B	$95	$299	$519	$1,154
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 138% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio’s subadviser, Schroder Investment Management North America Inc. (“SIMNA Inc.” or “Subadviser”), along with its affiliate, Schroder Investment Management North America Limited (“SIMNA Ltd.” and together with SIMNA Inc., “Schroders”) pursues the Portfolio’s investment objective through a flexible asset allocation approach driven by thematic and tactical ideas. The Portfolio also employs various techniques to seek to control portfolio volatility.
Schroders allocates the Portfolio’s investments among asset classes in response to changing market, economic, and political factors and events that Schroders believes may affect the value of the Portfolio’s investments. The Portfolio invests in globally diverse equity and fixed income securities and may invest in U.S., non‑U.S. and emerging market issuers. The Portfolio may also invest up to 10% of its total assets in any combination of the following other asset classes: emerging market equities, emerging market debt, high yield debt (commonly known as “junk bonds”), commodities, Treasury Inflation-Protected Securities (“TIPS”) and real estate securities.
The Portfolio is expected, under normal circumstances, to have a strategic asset allocation to global equities in the range of 40%‑70% (the “Equity Component”), fixed income securities in the range of 20%‑50% (the “Fixed Income Component”), and alternative assets (as described above) to a maximum of 10% (the “Alternatives Component”) and cash and cash equivalents in the range of 0%‑20%. The allocation will be dynamically adjusted within these ranges as market conditions change; however, the net equity or fixed income exposures could fall below their minimums when the volatility cap mechanism is triggered (as described below). Combined investments in the Equity Component and any emerging market equities in the Alternative Component are limited to 70% of the Portfolio’s assets at the time of investment.

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Schroders reviews each asset class on an ongoing basis to determine whether it provides the opportunity to enhance performance or to reduce risk. Schroders makes use of fundamental macro research and proprietary asset allocation models to aid the asset allocation decision making process. When making these allocation decisions Schroders considers a common set of drivers (e.g. valuation, cyclical and sentiment) and a range of time horizons (e.g. shorter-term tactical, medium-term thematic and longer-term structural). By adjusting investment exposure among the various asset classes in the Portfolio, Schroders seeks to reduce overall portfolio volatility and mitigate the effects of extreme market environments, while continuing to pursue the Portfolio’s investment objective.
The Portfolio may invest in any type of equity or fixed income security, including common and preferred stocks, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. The Portfolio may invest in securities issued pursuant to Rule 144A under the Securities Act of 1933. The Portfolio may invest in securities of companies across the capitalization spectrum, including smaller capitalization companies, and the Portfolio may also invest in exchange-traded funds (“ETFs”). The Portfolio also may invest in commodities or investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities, either by investing directly in such instruments, or indirectly by investing in its wholly-owned subsidiary as discussed below. The Portfolio is expected to be highly diversified across industries, sectors, and countries. Schroders may sell securities when it believes that they no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or to limit losses on securities that have declined in value.
In selecting securities for the Equity Component, Schroders analyzes company fundamentals of value, quality, growth stability and financial strength. This approach seeks to maximize the Portfolio’s exposure to stocks having a higher probability of good performance—and avoid or underweight stocks with a higher probability of poor performance.
The Fixed Income Component consists of investment grade fixed and floating rate securities. In selecting securities for the Fixed Income Component, Schroders exploits the asymmetric risks of the credit premium through downside risk management. Schroders accomplishes this through detailed credit analysis that uses the firm’s fundamental research to gain a full perspective of the issuer and its capital structure.
Schroders will seek to limit the annual total volatility of the Portfolio to 10% (excluding any contribution to volatility from exposure to Interest Rate Derivatives, defined below). Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. High volatility may result from rapid and dramatic price swings. To the extent that adequate volatility management cannot be obtained through asset allocation, Schroders will systematically employ a volatility cap mechanism which seeks to limit the Portfolio’s volatility. In seeking to limit the Portfolio volatility, Schroders expects to use liquid equity and fixed income futures as the principal tools to reduce market exposure in the Portfolio. While Schroders attempts to manage the Portfolio’s volatility exposure to stabilize performance, there can be no assurance that the Portfolio will achieve the targeted volatility.
The Portfolio may make substantial use of derivatives. Schroders may seek to obtain, or reduce, exposure to one or more asset classes through the use of exchange-traded or over‑the‑counter derivatives, such as futures contracts, interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Portfolio, and structured notes. The Portfolio may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Portfolio’s return as a non‑hedging strategy that may be considered speculative; and to manage portfolio characteristics.
The Portfolio will also make use of an interest rate overlay that: (1) will use a combination of interest rate swaps, interest rate futures and/or total return swaps (“Interest Rate Derivatives”) and (2) in combination, will have an effective notional value (meaning the fixed face value, rather than the market value, of these instruments) equal to approximately 30% of the Portfolio’s net assets under normal market conditions. The percentage of the Portfolio’s net assets represented by Interest Rate Derivatives within the interest rate overlay may change in different market environments, but is normally expected to stay within the range of approximately 25% to 35% of net assets. Schroders expects these instruments to provide additional diversification and balance the sources of risk in the Portfolio. Under certain market conditions, however, the investment performance of the Portfolio may be less favorable than it would be if the Portfolio did not make use of the interest rate overlay. Schroders anticipates that under normal market conditions the Interest Rate Derivatives within the interest rate overlay will have an effective maturity of approximately 10 years.

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For more information about these derivatives investments, please see “Investment Strategies and Risks” in the Statement of Additional Information. Separate to the strategic asset allocation, the Portfolio will maintain a portion of its assets in cash and cash equivalents, which will serve as margin or collateral for the Portfolio’s obligations under derivative transactions.
The Portfolio may allocate up to 10% of its total assets to its wholly-owned and controlled subsidiary, organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”) in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Schroders also manages the assets of the Subsidiary. Generally, the Subsidiary will invest primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary will comply with the same Investment Company Act of 1940 (the “1940 Act”) asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, the Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis. The Portfolio is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Volatility Management Risk.    Although the Portfolio’s Subadviser attempts to adjust the Portfolio’s overall exposure to volatility, there can be no guarantee that the Portfolio’s Subadviser will be successful in managing the Portfolio’s overall level of volatility. The Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses because of the investment techniques employed by the Subadviser to manage volatility, the implementation of those strategies by the Subadviser or the limitations of those strategies in times of extremely low volatility or extremely high volatility. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forego some of the returns that can be associated with periods of rising equity values.
Model and Data Risk.    When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Asset Allocation Risk.    The Portfolio’s ability to achieve its investment objective depends upon Schroders’ analysis of various factors and the mix of asset classes that results from such analysis, which may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if Schroders allocates a significant portion of the Portfolio’s assets to an asset class that does not perform relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.
Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks.

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Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Emerging Markets Risk.    In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.
Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
Interest Rate Swap Risk.    The risk of interest rate swaps includes changes in market conditions that may affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. Certain interest rate swap arrangements also involve the risk that they do not fully offset adverse changes in interest rates. Interest rate swaps may be illiquid and may be difficult to trade or value, especially in the event of market disruptions. Under certain market conditions, the use of interest rate swaps may result in less favorable performance than if such swap arrangements had not been used.
Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
Commodities Risk.    Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The Portfolio’s ability to invest in commodity-linked derivative instruments may be limited by the Portfolio’s intention to qualify as a regulated investment company, and could adversely affect the Portfolio’s ability to so qualify.

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Investment Company and Exchange-Traded Fund Risk.    An investment in an investment company or ETF involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed‑end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.
Real Estate Investment Risk.    Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub‑sector or geographic region.
Mortgage-Backed and Asset-Backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub‑prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.
TIPS and Inflation-Linked Bonds Risk.    The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including TIPS, may experience greater losses than other fixed income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
High Yield Debt Security Risk.    High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.
Subsidiary Risk.    By investing in the Subsidiary, the Portfolio is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. There can be no assurance that the Subsidiary’s investments will contribute to the Portfolio’s returns. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio, such as by reducing the Portfolio’s investment returns. The Portfolio’s ability to invest in the Subsidiary will potentially be limited by the Portfolio’s intention to qualify as a regulated investment company, and might adversely affect the Portfolio’s ability to so qualify.
Tax Risk.    In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Portfolio must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Portfolio’s pursuit of its investment strategies will potentially be limited by the Portfolio’s intention to qualify for such treatment and could adversely affect the Portfolio’s ability to so qualify. The Portfolio can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Portfolio were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Portfolio would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Portfolio’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Portfolio could be required to recognize unrealized gains,

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pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.
Convertible Securities Risk.    Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer, or the Portfolio may be forced to convert a convertible security, at a time and a price that is disadvantageous to the Portfolio.
Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
Forward and Futures Contract Risk.    The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so; (vii) the possibility that the Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse; (viii) the possibility that position or trading limits will preclude the Subadviser from taking positions in certain futures contracts on behalf of the Portfolio; and (ix) the risks typically associated with foreign investments to the extent the Portfolio invests in futures contracts traded on markets outside the United States.
Credit Default Swap Risk.    Credit default swaps may increase credit and counterparty risk (depending on whether the Portfolio is the buyer or seller of the swaps), and they may be illiquid. Credit default swaps also may be difficult to value, especially in the event of market disruptions. Credit default swap transactions in which the Portfolio is the seller may require that the Portfolio sell portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet segregation requirements.
Short Position Risk.    The Portfolio will incur a loss from a short position if the value of the reference instrument increases after the time the Portfolio entered into the short position. Short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses. A portfolio that enters into a short position may lose more money than the actual cost of the short position and its potential losses may be unlimited if the portfolio does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.
Rule 144A and Other Exempted Securities Risk.    In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. If an insufficient number of eligible buyers is interested in purchasing privately placed and other securities or instruments exempt from Securities and Exchange Commission registration (collectively “private placements”) at a particular time, this could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even the Portfolio’s holdings of liquid private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The information that issuers of Rule 144A eligible securities are required to disclose to potential investors is much less extensive than that required of public companies and is not publicly available, and issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include

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the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class B Shares as of December 31 of Each Year

Highest Quarter	1st – 2019	8.94%
Lowest Quarter	1st – 2020	-9.60%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	Since Inception	Inception Date
Class B	2.11%	6.29%	6.47%	04-23-12
Dow Jones Moderate Index (reflects no deduction for mutual fund fees or expenses)	12.24%	9.36%	7.99%	—
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.    SIMNA Inc. is the subadviser to the Portfolio.
Portfolio Managers.    Johanna Kyrklund, Global Chief Investment Officer and Global Head of Multi-Asset Investments and Michael Hodgson, Head of Risk Managed Investments & Structured Funds, have each managed the Portfolio since its inception in 2012.
Purchase and Sale of Portfolio Shares

Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s),

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who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Volatility Management Risk
The Portfolio’s Subadviser seeks to mitigate the effects of extreme market conditions by attempting to adjust the Portfolio’s overall exposure to volatility. There can be no guarantee that the Portfolio’s Subadviser will be successful in managing the Portfolio’s overall level of volatility. As a result, the Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forego some of the returns that can be associated with periods of rising equity values. In addition, the investment performance of the Portfolio relative to that of other portfolios may be adversely affected if the other portfolios do not attempt to manage their volatility or they target a different level of volatility than does the Portfolio.
The investment techniques the Portfolio’s Subadviser uses in managing the Portfolio’s volatility may not be as effective as the techniques other portfolios may use to manage volatility. In addition, the Portfolio may realize losses as a result of the implementation of volatility management strategies for the Portfolio. For example, delays in increasing or decreasing the Portfolio’s volatility level may adversely affect the Portfolio’s performance or result in losses. During periods of extremely low volatility or extremely high volatility, the Subadviser may experience difficulty in adjusting the Portfolio’s volatility to the desired level.
Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Portfolio’s Subadviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Portfolio’s Subadviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Portfolio’s investments.
When Models and Data used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Portfolio’s Subadviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss favorable investment opportunities altogether. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Portfolio’s Subadviser may be predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on

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the accuracy and reliability of the supplied historical data. In addition, Models that are predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark-to-market basis. Use of these Models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Subadviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.
All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
Asset Allocation Risk
The Portfolio’s ability to achieve its investment objective depends upon Schroders’ analysis of various economic or market factors and the mix of asset classes that results from such analysis. Schroders’ analysis, including any evaluations and assumptions regarding such economic or market factors, may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if Schroders allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The

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Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
On October 28, 2020, the Securities and Exchange Commission adopted Rule 18f-4 under the 1940 Act, which, once effective, will apply to the Portfolio’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior Securities and Exchange Commission guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The application of Rule 18f-4 to the Portfolio could restrict the Portfolio’s ability to utilize derivative investments and financing transactions and prevent the Portfolio from implementing its principal investment strategies in the manner that it has historically, which may result in changes to the Portfolio’s principal investment strategies and could adversely affect the Portfolio’s performance.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics

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such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which the Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease

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compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and

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interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Emerging Markets Risk
Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose withholding and other taxes, some of which may be confiscatory, on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.

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The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries. Many emerging market countries are heavily dependent on international trade and have fewer trading partners than developed countries, which makes them more sensitive to world commodity prices and economic downturns in other countries.
The fiscal and monetary policies of emerging market countries may result in sudden or high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.
Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. If the Portfolio invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates may impact the yield of the Portfolio’s investments in fixed income securities and may increase the risk that, if followed by rising interest rates, the Portfolio’s performance will be negatively impacted. The Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.

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Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. In determining whether to increase or decrease interest rates, central banks typically consider, among other factors, the current state of the economy and markets, economic and financial forecasts, and the general economic outlook. There can be no assurance that the actions taken by central banks will have their intended effect.
The U.S. Government and the U.S. Federal Reserve have taken steps to support financial markets, including by keeping interest rates at low levels. The U.S. Federal Reserve has in the past reduced its market support activities. A reduction or withdrawal of U.S. Federal Reserve or other governmental support, including interest rate increases, could reduce the value of debt securities in which the Portfolio invests.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
Interest Rate Swap Risk
Interest rate swaps may be illiquid, and they subject the Portfolio to credit and counterparty risk. The risk of interest rate swaps includes changes in market conditions that affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. Under certain market conditions, the use of interest rate swaps may result in less favorable performance than if such swap arrangements had not been used. However, barring a default by the swap counterparty, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Portfolio is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Portfolio upon early termination of the swap.
The absence of a central exchange or market for interest rate swap agreements may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Certain interest rate swaps are required to be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in interest rate swaps being easier to trade or value. In a cleared swap, the clearinghouse will be the counterparty to the transaction, so the Portfolio will assume the risk that the clearinghouse may be unable to perform its obligations.
Participants in swaps that are not cleared are not as protected as participants on organized exchanges or through clearinghouses, because performance of a swap agreement is the

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responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Portfolio is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. If the counterparty to an interest rate swap transaction defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.
In addition, if a swap transaction is particularly large or if the relevant market is illiquid, the Portfolio may not be able to establish or liquidate a position at an advantageous time or price, which may result in losses.
The Portfolio will use interest rate swaps to hedge against the risk of a fall in interest rates. The use of interest rate swaps by the Portfolio may assist the Insurance Companies to provide benefit guarantees associated with your Contract. The use of interest rate swaps in this manner may, under certain conditions, reduce the Portfolio’s return and might increase the volatility of the Portfolio.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.
The Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio in respect of the counterparty’s obligations to the Portfolio or recovering collateral that the Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
Commodities Risk
The Portfolio may invest directly or indirectly in commodity-linked derivative instruments that are designed to provide it with exposure to the commodities market without necessarily investing directly in physical commodities. Commodities are real assets such as oil, industrial

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metals, and precious metals such as gold or silver. The value of commodities may be affected by events that have less impact on non‑commodity investments. Moreover, exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities due to a variety of factors, including supply and demand relationships, fiscal and exchange control programs, or international, economic, political or regulatory developments. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, embargoes, tariffs and international economic, political and regulatory developments. In addition, commodities markets (and commodity-linked derivative instruments) may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and intervention.
In addition, there may be costs associated with the physical storage of the commodity underlying a derivative instrument, and the price of a commodity futures contract will reflect the storage costs of owning the physical commodity, even though the contract participants may not intend to make or take delivery of the commodity. Changes in storage costs for a commodity may result in changes to the value of futures contracts relating to that commodity.
Changes in the nature of the participants in the commodity derivatives markets may also affect the prices of such derivatives. For example, producers seeking to lock in the price of a commodity that they will deliver in the future generally must sell futures contracts at a price lower than the expected future cash price of the commodity in order to induce speculators to purchase the other side of the same futures contracts. Conversely, end users of a commodity seeking to hedge against a rise in prices generally must purchase futures contracts at a price higher than the expected future cash price. Therefore, the price of a commodity derivative may fluctuate based on whether the predominant hedgers in the market are producers or users of the commodity.
The Portfolio’s ability to invest in commodity-linked derivative instruments may be limited by the Portfolio’s intention to qualify as a regulated investment company, and could adversely affect the Portfolio’s ability to so qualify. If the Portfolio’s investments in commodity-linked derivative instruments were to exceed applicable limits or if such investments were to be recharacterized for U.S. federal income tax purposes, the Portfolio might be unable to qualify as a regulated investment company for one or more years, which would adversely affect the value of the Portfolio.
Investment Company and Exchange-Traded Fund Risk
Investments in open‑end and closed‑end investment companies and ETFs involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed‑end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities depending on a variety of factors, including market supply and demand.

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Real Estate Investment Risk
Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub‑sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance is especially sensitive to developments that significantly affected those particular sub‑sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.
Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.
Mortgage-Backed and Asset-Backed Securities Risk
Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they are particularly sensitive to interest rates. On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative,” the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation began issuing uniform mortgage-backed securities (“UMBS”). All of the risks applicable to investing in mortgage-backed securities are applicable to investing in UMBS.
Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S.

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Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.
Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed will be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts exposes the Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, the Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.
Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause the Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.
Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities. During periods of market stress or high redemptions, the Portfolio may be forced to sell these securities at significantly reduced prices. Liquidity risk is even greater for mortgage pools that include subprime mortgages.
The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any.
If the Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non‑payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

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TIPS and Inflation-Linked Bonds Risk
The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. If the Portfolio purchases, in the secondary market, inflation-protected securities whose principal values have been adjusted upward due to inflation since issuance, the Portfolio may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
High Yield Debt Security Risk
High yield debt securities, or “junk bonds,” are securities that are rated below “investment grade” or are not rated but are of equivalent quality. A Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than a Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid.
A Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit and counterparty risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.
A Portfolio that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio, or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Portfolio’s Subadviser to be of comparable quality (“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. A Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. A Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

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Subsidiary Risk
By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and the Subsidiary are both managed by the Subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Under Treasury regulations, the earnings of the Subsidiary included in the income of the Portfolio for U.S. federal income purposes will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Portfolio’s business of investing in stock, securities or currencies. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Island taxes, Portfolio shareholders would likely suffer decreased investment returns.
Tax Risk
In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Portfolio must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Portfolio’s pursuit of its investment strategies will potentially be limited by the Portfolio’s intention to qualify for such treatment and could adversely affect the Portfolio’s ability to so qualify. The Portfolio can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Portfolio were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Portfolio would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Portfolio’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.
Convertible Securities Risk
Investments in convertible securities are subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit and counterparty risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio. The Portfolio also may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Portfolio’s return.

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The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Nearly all debt securities, including debt securities that are convertible into equity securities, are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. Government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. Government agency, instrumentality, or corporation; or otherwise supported by the United States. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if an issuer’s or a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.
Convertible securities subject the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
The values of convertible securities are subject to change when prevailing interest rates change. The value of convertible securities tends to decline when prevailing interest rates rise and, conversely, tends to increase when interest rates go down. As the value of the common stock underlying a convertible security declines, the convertible security’s sensitivity to changes in prevailing interest rates tends to increase. The income generated by convertible securities may decline when prevailing interest rates decline and, conversely, increase when interest rates rise.
Portfolio Turnover Risk
The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
Forward and Futures Contract Risk
The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its

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obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so.
Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Portfolio to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).
The Portfolio will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. The Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. For example, in the event of an insolvency of the futures commission merchant, the Portfolio may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or realize the value of any increase in the price of its positions. The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and may impose sanctions or restrictions. In addition, the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the CFTC to establish speculative position limits on listed futures and economically equivalent over-the-counter (“OTC”) derivatives. Regulatory action taken by the CFTC to establish these additional position limits may adversely affect the market liquidity of the futures contracts, options and economically equivalent derivatives in which the Portfolio may invest. It is possible that, as a result of such limits, the Portfolio’s Subadviser will be precluded from taking positions in certain futures contracts or OTC derivatives as a result of positions held by other clients of the Subadviser or by the Subadviser or its affiliates themselves.
Futures contracts traded on markets outside the United States are not generally subject to regulation by the CFTC or other U.S. regulatory entities, including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Portfolio may not be afforded the same protections as are afforded those payments in the United States, including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
Credit Default Swap Risk
Credit default swap contracts, a type of derivative, involve special risks and may result in losses to the Portfolio. Credit default swaps may be illiquid, and they may increase credit and

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counterparty risk (depending on whether the Portfolio is the buyer or seller of the swaps). Where the Portfolio buys a credit default swap, the Portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. If the Portfolio’s Subadviser is incorrect in its assessment of the issuer of the referenced obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into a credit default swap contract.
As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. Developments in the swap market, including potential government regulation, could adversely affect the Portfolio’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.
When the Portfolio is the seller of a credit default swap contract, the Portfolio effectively adds leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. Credit default swap transactions in which the Portfolio is the seller may require that the Portfolio sell portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet segregation requirements.
To mitigate counterparty risk, the Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. To mitigate leveraging risk when the Portfolio is the seller of a credit default swap contract, the Portfolio will segregate or “earmark” liquid assets in an amount equal to the full notional amount of the swap (less any amounts owed to the Portfolio from the buyer of the swap). Although segregation of assets will ensure that the Portfolio has assets available to satisfy its obligations with respect to the swap transaction and will limit any potential leveraging of the Portfolio’s portfolio, it will not limit the Portfolio’s exposure to loss from the swap transaction.
Short Position Risk
The Portfolio may enter into a short position through several means, including futures contracts, swap agreements and other derivative positions. A portfolio may enter into a short position with respect to a reference instrument when it expects the value of the reference instrument to decline. The Portfolio will incur a loss if the value of the reference instrument increases after the time the Portfolio entered into the short position. This loss will be equal to the increase in the value of the reference instrument from the time that the short position was opened plus any transaction costs associated with the short position. Short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses. A portfolio that enters into a short position may lose more money than the actual cost of the short position and its potential losses may be unlimited if the Portfolio does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position. In addition, the Portfolio’s short positions will limit its ability to benefit fully from increases in the relevant securities markets.

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Rule 144A and Other Exempted Securities Risk
In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even if a private placement is determined to be liquid, the Portfolio’s holdings of private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering is not filed with the Securities and Exchange Commission. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objectives
The Portfolio’s stated investment objectives can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Portfolio’s Subadviser may, at its discretion, sell a portfolio security to take advantage of more attractive investment opportunities, when it no longer meets the criteria used to implement the Portfolio’s investment strategy, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and

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redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Portfolio Turnover
The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objectives. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the Portfolio’s portfolio turnover rate that is reported in the Portfolio Summary. If these instruments were included in that calculation, the Portfolio would have a higher portfolio turnover rate than otherwise stated.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1⁄3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible

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delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational

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damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.
It is not possible to invest directly in an index.

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ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.680% of the first $100 million of such assets, plus 0.660% of such assets over $100 million up to $250 million, plus 0.640% of such assets over $250 million up to $750 million, plus 0.620% of such assets over $750 million up to $1.5 billion, plus 0.600% of such assets over $1.5 billion. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.62% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.
Contractual Fee Waiver
BIA has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee to the annual rate of 0.670% on the first $200 million of the Portfolio’s average daily net assets, 0.660% of such assets over $200 million up to $250 million, 0.640% of such assets over $250 million up to $750 million, 0.610% of such assets over $750 million up to $1.25 billion, 0.580% of such assets over $1.25 billion up to $1.75 billion, and 0.550% of such assets over $1.75 billion. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees

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for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio. The Subsidiary is also managed by the Subadviser.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.32% of the Portfolio’s average daily net assets.
SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC., 7 Bryant Park, New York, NY 10018, serves as the Subadviser to the Portfolio, along with its affiliate, Schroder Investment Management North America Limited. The Subadviser, through its predecessors, has been an investment manager since 1962, and serves as investment adviser to mutual funds and a broad range of institutional investors. Schroders plc, the Subadviser’s ultimate parent, is a global asset management company with approximately $785.1 billion under management as of December 31, 2020.
The following individuals are responsible for managing the Portfolio:
Johanna Kyrklund is the Global Chief Investment Officer and Global Head of Multi-Asset Investments. She has been responsible for the Portfolio since its inception in 2012 and has been with Schroders since 2007. She chairs the Global Asset Allocation Committee, and has been responsible for managing Risk Controlled Growth Multi-Asset portfolios since joining Schroders. Ms. Kyrklund is a member of the Schroders Group Management Committee (GMC).
Michael Hodgson is Head of Risk Managed Investments & Structured Funds. He has been responsible for the Portfolio since its inception in 2012 and has been with Schroders since 2011.

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Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the

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particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were

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found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under certain variable insurance products. A large number of transfers among the available investment options could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances,

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including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long‑term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s

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ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may

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increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.

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Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. The Subsidiary investments will be priced daily and a net asset value will be determined with respect to the Subsidiary each day. The Portfolio will value its shares of the Subsidiary at this net asset value.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of

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Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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CONSOLIDATED FINANCIAL HIGHLIGHTS
The consolidated financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). The consolidated financial highlights table includes the financial highlights of the Subsidiary. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
Schroders Global Multi-Asset Portfolio

Selected per share data
	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.12	$10.96	$12.88	$11.58	$11.27

Income (Loss) from Investment Operations
Net investment income (a)	0.10	0.23	0.22	0.14	0.13 (b)
Net realized and unrealized gain (loss)	0.10	2.11	(1.37)	1.50	0.50

Total income (loss) from investment operations	0.20	2.34	(1.15)	1.64	0.63

Less Distributions
Distributions from net investment income	(0.22)	(0.18)	(0.18)	(0.10)	(0.16)
Distributions from net realized capital gains	(0.67)	0.00	(0.59)	(0.24)	(0.16)

Total distributions	(0.89)	(0.18)	(0.77)	(0.34)	(0.32)

Net Asset Value, End of Period	$12.43	$13.12	$10.96	$12.88	$11.58

Total Return (%) (c)	2.11	21.49	(9.42)	14.29	5.65

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94	0.92	0.93	0.95	0.96
Net ratio of expenses to average net assets (%) (d)(e)	0.93	0.91	0.91	0.95	0.96
Ratio of net investment income to average net assets (%)	0.83	1.85	1.86	1.15	1.17 (b)
Portfolio turnover rate (%)	138	90	77	108	106
Net assets, end of period (in millions)	$1,606.7	$1,785.0	$1,693.8	$1,232.0	$1,151.0

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Net investment income per share and the ratio of net investment income to average net assets include a non‑recurring refund for overbilling of prior years’ custodian out‑of‑pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.

(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(d)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for the year ended December 31, 2018 and less than 0.01% for the year ended December 31, 2017.

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I
MetLife Multi-Index Targeted Risk Portfolio
Class B Shares
PROSPECTUS
April 30, 2021

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

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MetLife Multi-Index Targeted Risk Portfolio

PORTFOLIO SUMMARY:
Investment Objectives
Seeks a balance between growth of capital and current income, with a greater emphasis on growth of capital.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class B
Management Fee	0.17%
Distribution and/or Service (12b‑1) Fees	0.25%
Other Expenses	0.01%
Acquired Fund Fees and Expenses (Underlying Portfolio Fees and Expenses)	0.22%

Total Annual Portfolio Operating Expenses	0.65%
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class B	$66	$208	$362	$810
Portfolio Turnover
The Portfolio pays transaction costs when it buys and sells certain instruments (or “turns over” its portfolio). In addition, each of the investment companies in which the Portfolio invests (the “Underlying Portfolios”) pays transaction costs, such as commissions, when it turns over its portfolio. A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the performance of both the Underlying Portfolios and the Portfolio. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 7% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio seeks to achieve its objectives by investing approximately 75% of its assets in Class A shares of the Underlying Portfolios, which are passively-managed index portfolios that are series of the Brighthouse Funds Trust II (“Trust II”) (the “Base Portion”), and approximately 25% of its assets in a portfolio of fixed income securities that serve as collateral for equity derivative instruments, consisting primarily of stock index futures (the “Overlay Portion”). A stock index future is a contract for the future delivery of a cash payment based on the performance of a stock index such as the S&P 500® Index. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in index-related instruments, including derivatives.
In its neutral state, the Portfolio will allocate 60% of its total assets to equity instruments (either equity index portfolios or equity derivative instruments) and 40% of its total assets to fixed-income securities (either fixed income index portfolios or fixed income securities). The Portfolio will alter its allocation as necessary to reduce volatility in an attempt to mitigate the effects of extreme market conditions. In general, the Portfolio will decrease equity exposure in periods of increased volatility and increase equity exposure during periods of reduced volatility. The Portfolio’s exposure to equity markets will range from approximately 10% to approximately 70% of its total assets.
Brighthouse Investment Advisers, LLC (“BIA”) is the adviser to the Portfolio and is also responsible for managing the Base Portion’s allocations among the Underlying Portfolios. BIA establishes specific target investment percentages for the asset classes and the

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various components of each asset category. Under normal circumstances, the approximately 75% of the Portfolio’s assets comprising the Base Portion invest primarily in Underlying Portfolios in accordance with the target allocations of 35% to equity and 40% to fixed income.
The Base Portion seeks to achieve capital appreciation through its investments in Underlying Portfolios that seek to track the performance of equity indexes such as the S&P 500 Index, S&P MidCap 400® Index, Russell 2000® Index and MSCI EAFE® Index. The Base Portion seeks to achieve current income through its investments in Underlying Portfolios that seek to track the performance of fixed income indexes, such as the Bloomberg Barclays U.S. Aggregate Bond Index. The Portfolio is expected to have exposure to equities of various market capitalizations and foreign equities, as well as fixed income indexes tracking investment grade and mortgage‑ and asset-backed securities through the Base Portion’s investments. In the future the Base Portion may invest in other Underlying Portfolios that are series of Trust II or of Brighthouse Funds Trust I (the “Trust”).
MetLife Investment Management, LLC (“MIM” or the “Subadviser”), is responsible for managing the Overlay Portion, including the management of the fixed income collateral. The Overlay Portion, which comprises approximately 25% of the Portfolio’s total assets, in its neutral state will provide the Portfolio with an additional 25% exposure to the equity markets utilizing equity derivative instruments, which primarily include stock index futures and swaps. Because equity derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the assets in the Overlay Portion will be invested in a variety of high quality, short-term fixed income instruments. For more information about the derivative instruments in which the Portfolio may invest, please see the section “Additional Information About the Portfolio’s Investment Strategies—Understanding the Portfolio” in the Prospectus and “Investment Strategies and Risks” in the Statement of Additional Information.
The Portfolio’s investment in equity derivative instruments will be used to increase or decrease the Portfolio’s overall equity exposure, and therefore, its volatility. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. High volatility may result from rapid and dramatic price swings. The Subadviser will adjust the Portfolio’s equity exposure in accordance with the guidelines discussed below within a range from approximately 10% to approximately 70%. For example, when the market is in a state of increased volatility, the Subadviser will decrease the Portfolio’s equity exposure by holding fewer long equity index futures or by taking a short position in equity index futures. A short position involves the use by the Portfolio of a security or instrument that may benefit from a decrease in the price of underlying securities. When the Portfolio’s total equity exposure exceeds 60%, the Portfolio may be exposed to leverage.
The Subadviser will purchase or sell equity derivatives in the Overlay Portion in an attempt to target an annualized equity contribution to the Portfolio’s volatility level of 10%. The Subadviser will allow the equity contribution to the Portfolio’s volatility level to vary between a low of 8% and a high of 12%. If volatility remains within this range, the Subadviser will take no action to alter the Portfolio’s equity exposure. If volatility falls outside of this range, the Subadviser will take action to attempt to increase or decrease the Portfolio’s equity market exposure until the 10% level is achieved. There can be no guarantee that the Portfolio will achieve the targeted volatility or remain within its target volatility range.
In addition to managing the Portfolio’s overall equity exposure as described above, the Subadviser will, within established guidelines, manage the approximately 25% of the Portfolio allocated as collateral to support the equity and other derivatives used by the Portfolio. The Subadviser will invest the collateral in fixed-income instruments consisting of a mix of U.S. Government securities, certificates of deposit, commercial paper rated in the two highest grades by a nationally recognized statistical ratings organization, or, if unrated, determined by the Subadviser to be of comparable quality, and repurchase agreements on such instruments. At times, including during periods of high volatility, the Subadviser may reduce the equity derivative holdings and invest a portion of the Overlay Portion’s assets in short-term fixed income instruments that replicate the holdings of indexes of Treasury and/or agency securities. All fixed-income instruments held in the Overlay Portion will have a remaining maturity of 365 days or less.
The Portfolio will also make use of an interest rate overlay that: (1) will use a combination of interest rate swaps, interest rate futures and total return swaps (“Interest Rate Derivatives”) and (2) will have a notional value (meaning the fixed face value, rather than the market value, of these instruments) equal to approximately 30% of the Portfolio’s net assets under normal market conditions. The percentage of the Portfolio’s net assets represented by Interest Rate Derivatives may change in different market environments, but is normally expected to stay within a

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range of 25% to 35% of net assets. The Subadviser expects these instruments to provide additional diversification and balance the sources of risk in the Portfolio. Under certain market conditions, however, the investment performance of the Portfolio may be less favorable than it would be if the Portfolio did not use Interest Rate Derivatives. The Subadviser anticipates that under normal market conditions the Portfolio’s Interest Rate Derivatives will have a maturity of approximately 10 years.
The following chart sets forth the Portfolio’s neutral asset allocation targets set by BIA for the entire investment portfolio, as of April 30, 2021. The Portfolio’s actual allocations to the asset classes and sub-asset classes within the Base Portion and within the Overlay Portion could vary substantially from the target allocations due to both market valuation changes and the Subadviser’s management of the Overlay Portion in response to volatility changes. Both the asset allocation between equity instruments and fixed income securities and the allocation between the Base Portion and the Overlay Portion will therefore generally be rebalanced on a quarterly basis.

Asset Class	% of Total Portfolio *
Equity	60%
U.S. Large Cap		28%
U.S. Mid Cap		8%
U.S. Small Cap		5%
Foreign Equity		19%
Fixed Income	40%
U.S. Investment Grade		40%

*	Individual figures may not add up to the totals shown due to rounding.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Volatility Management Risk.    Although the Portfolio’s Subadviser attempts to adjust the Portfolio’s overall exposure to volatility, there can be no guarantee that the Portfolio’s Subadviser will be successful in managing the Portfolio’s overall level of volatility. The Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses because of the investment techniques employed by the Subadviser to manage volatility, the implementation of those strategies by the Subadviser or the limitations of those strategies in times of extremely low volatility or extremely high volatility. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values.
Model and Data Risk.    When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Asset Allocation Risk.    The Portfolio’s ability to achieve its investment objective depends upon BIA’s analysis of various factors and the mix of asset classes that results from such analysis, which may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if BIA allocates a significant portion of the Portfolio’s assets to an asset class that does not perform relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.
Derivatives Risk.    Derivatives risk is both a direct and indirect risk of investing in the Portfolio. The Portfolio or

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Underlying Portfolios may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s or an Underlying Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio or an Underlying Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s or an Underlying Portfolio’s volatility and may require such Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio or an Underlying Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio or Underlying Portfolio.
Leveraging Risk.    Leveraging risk is a direct risk of investing in the Portfolio. Derivatives and other transactions that give rise to leverage may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging also may require that the Portfolio liquidate portfolio securities when it is not advantageous to do so to satisfy its obligations or to meet segregation requirements. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed. Leverage can create an interest expense that would lower the Portfolio’s overall returns. There can be no guarantee that a leveraging strategy will be successful.
Market Risk.    Market risk is both a direct and indirect risk of investing in the Portfolio. The Portfolio’s or an Underlying Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio or an Underlying Portfolio.
Interest Rate Risk.    Interest rate risk is both a direct and indirect risk of investing in the Portfolio. The value of the Portfolio’s or an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater the degree and frequency of which its value should be expected to change in response to changes in interest rates. The Portfolio’s fixed-income portion will normally have a greater maturity or duration than will its benchmark. The interest earned on the Portfolio’s or an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s or an Underlying Portfolio’s shares and reduce the liquidity of the Portfolio’s or an Underlying Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
Credit and Counterparty Risk.    Credit and counterparty risk is both a direct and indirect risk of investing in the Portfolio. The value of the Portfolio’s or an Underlying Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio or an Underlying Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio or an Underlying Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio or an Underlying Portfolio, the Portfolio or an Underlying Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
Other direct risks of investing in the Portfolio also include:
Underlying Portfolio Risk.    The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying Portfolios may be adversely affected if the Underlying Portfolios are unable to meet their investment objectives or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios. Any Underlying Portfolio may have multiple asset class exposures and such exposures may change over time. In addition, the Portfolio bears its pro-rata portion of the operating expenses of the Underlying Portfolios in which it invests.

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Interest Rate Swap Risk.    The risk of interest rate swaps includes changes in market conditions that may affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. Certain interest rate swap arrangements also involve the risk that they do not fully offset adverse changes in interest rates. Interest rate swaps may be illiquid and may be difficult to trade or value, especially in the event of market disruptions. Under certain market conditions, the use of interest rate swaps may result in less favorable performance than if such swap arrangements had not been used.
Forward and Futures Contract Risk.    The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty to a forward contract will default in the performance of its obligations; (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements on a futures contract, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so; (vii) the possibility that the Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse; (viii) the possibility that position or trading limits will preclude the Subadviser from taking positions in certain futures contracts on behalf of the Portfolio; and (ix) the risks typically associated with foreign investments to the extent the Portfolio invests in futures contracts traded on markets outside the United States.
Short Position Risk.    The Portfolio will incur a loss from a short position if the value of the reference instrument increases after the time the Portfolio entered into the short position. Short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses. A portfolio that enters into a short position may lose more money than the actual cost of the short position and its potential losses may be unlimited if the portfolio does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.
Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:
Passive Management Risk.    In attempting to track the returns of an index, an Underlying Portfolio may be more susceptible to risks than an actively managed portfolio because it generally will not use any defensive strategies to mitigate its risk exposure. In addition, the Underlying Portfolio’s returns may deviate from the index it seeks to track as a result of, among other things, portfolio operating expenses, transaction costs and delays in investing cash.
Sampling Error Risk.    To the extent an Underlying Portfolio holds only a subset of the index securities, the Underlying Portfolio is subject to the risk that it may not track the return of an index as well as it would if the Underlying Portfolio held every security in the index in the same proportions as the index.
Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium, or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources, and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent an Underlying Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.

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Mortgage-Backed and Asset-Backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause an Underlying Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by an Underlying Portfolio are backed by lower rated securities, such as sub‑prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of an Underlying Portfolio receiving payments of principal or interest may be substantially limited.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class B Shares as of December 31 of Each Year

Highest Quarter	1st – 2019	8.40%
Lowest Quarter	4th – 2018	-8.20%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	Since Inception	Inception Date
Class B	6.56%	7.74%	7.46%	11-05-12
Dow Jones Moderate Index (reflects no deduction for mutual fund fees or expenses)	12.24%	9.36%	8.19%	—
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser and manages the Base Portion of the Portfolio.
Subadviser.    MetLife Investment Management, LLC, is the subadviser to the Overlay Portion of the Portfolio.
Portfolio Managers
The Base Portion of the Portfolio is managed by a committee led by Kristi Slavin. Other members of the committee are Victor Soto and James Mason. Ms. Slavin has been a member since 2012. Mr. Soto has been a member since 2016. Mr. Mason has been a member since 2021.
The Overlay Portion of the Portfolio has been managed by Chris Johnson, FSA, Lead Portfolio Manager and a Managing Director of the Subadviser, since 2012. Mr. Johnson has worked for the Subadviser or its affiliates since 1994.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s and the Underlying Portfolios’ assets decrease and decrease as the Portfolio’s and the Underlying Portfolios’ assets increase. The percentage shown in the fee table for Acquired Fund Fees and Expenses (Underlying Portfolio Fees and Expenses), which appears in the Portfolio Summary, shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of the relevant Underlying Portfolios during the last fiscal year.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.

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Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Volatility Management Risk
The Portfolio’s Subadviser seeks to mitigate the effects of extreme market conditions by attempting to adjust the Portfolio’s overall exposure to volatility. There can be no guarantee that the Portfolio’s Subadviser will be successful in managing the Portfolio’s overall level of volatility. As a result, the Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forego some of the returns that can be associated with periods of rising equity values. In addition, the investment performance of the Portfolio relative to that of other portfolios may be adversely affected if the other portfolios do not attempt to manage their volatility or they target a different level of volatility than does the Portfolio.
The investment techniques the Portfolio’s Subadviser uses in managing the Portfolio’s volatility may not be as effective as the techniques other portfolios may use to manage volatility. In addition, the Portfolio may realize losses as a result of the implementation of volatility management strategies for the Portfolio. For example, delays in increasing or decreasing the Portfolio’s volatility level may adversely affect the Portfolio’s performance or result in losses. During periods of extremely low volatility or extremely high volatility, the Subadviser may experience difficulty in adjusting the Portfolio’s volatility to the desired level.
Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Portfolio’s Subadviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Portfolio’s Subadviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Portfolio’s investments.
When Models and Data used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Portfolio’s Subadviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss favorable investment opportunities altogether. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Portfolio’s Subadviser may be predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on

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the accuracy and reliability of the supplied historical data. In addition, Models that are predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark‑to‑market basis. Use of these Models in unforeseen or certain low‑probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Subadviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.
All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
Asset Allocation Risk
The Portfolio’s ability to achieve its investment objective depends upon BIA’s analysis of various economic or market factors and the mix of asset classes that results from such analysis. BIA’s analysis, including any evaluations and assumptions regarding such economic or market factors, may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if BIA allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
Derivatives Risk
Derivatives risk is both a direct and indirect risk of investing in the Portfolio. The Portfolio or Underlying Portfolios may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s or an Underlying Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio or an Underlying Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s or the Underlying Portfolio’s hedged position should increase. To the extent the Portfolio or an Underlying Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or if the Portfolio or an Underlying Portfolio hedges imperfectly, the Portfolio or Underlying Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

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Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio or an Underlying Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio or an Underlying Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio or an Underlying Portfolio engage give rise to a form of leverage. Leveraging may cause the Portfolio’s or an Underlying Portfolio’s performance to be more volatile than if the Portfolio or the Underlying Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio or an Underlying Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s or an Underlying Portfolio’s returns from those transactions, resulting in the Portfolio or the Underlying Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio or an Underling Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.
Use of derivatives subjects the Portfolio or an Underlying Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio or the Underlying Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio or the Underlying Portfolio in connection with that transaction. If the Portfolio or an Underlying Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio or the Underlying Portfolio.
The Portfolio will invest in equity derivatives to increase or decrease overall equity exposure, in an attempt to manage volatility. Managing the Portfolio’s net equity exposure may serve to reduce the risk from equity market volatility to the Insurance Companies and may assist the Insurance Companies to provide benefit guarantees associated with your Contract. The use of derivatives in this manner may, under certain conditions, reduce the Portfolio’s return and the Portfolio’s performance may be lower than similar portfolios that do not seek to manage their equity exposure.
On October 28, 2020, the Securities and Exchange Commission adopted Rule 18f-4 under the 1940 Act, which, once effective, will apply to the Portfolio’s or an Underlying Portfolio’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior Securities and Exchange Commission guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The application of Rule 18f-4 to the Portfolio or an Underlying Portfolio

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could restrict the Portfolio’s or the Underlying Portfolio’s ability to utilize derivative investments and financing transactions and prevent the Portfolio or the Underlying Portfolio from implementing its principal investment strategies in the manner that it has historically, which may result in changes to the Portfolio’s or the Underlying Portfolio’s principal investment strategies and could adversely affect the Portfolio’s or the Underlying Portfolio’s performance.
Additional government regulation of derivative instruments may limit or prevent the Portfolio or an Underlying Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio or Underlying Portfolio.
Leveraging Risk
Leveraging risk is a direct risk of investing in the Portfolio. Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.
Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.
The Portfolio will segregate or “earmark” liquid assets in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so to satisfy its obligations or to meet segregation requirements. In addition, leverage can create an interest expense that would lower the Portfolio’s overall returns. There can be no guarantee that a leveraging strategy will be successful.
Market Risk
Market risk is both a direct and indirect risk of investing in the Portfolio. The Portfolio’s or an Underlying Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser or an Underlying Portfolio’s adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio or an Underlying Portfolio could also miss attractive investment opportunities if

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its adviser underweights markets or industries where there are significant returns, and could lose value if the adviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio or an Underlying Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio or an Underlying Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s or the Underlying Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio or an Underlying Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio or an Underlying Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio or an Underlying Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on an Underlying Portfolio’s shares. An Underlying Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which the Portfolio or an Underlying Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s or an Underlying Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an Underlying Portfolio or an investment’s value or return to the Portfolio or an Underlying Portfolio, and may be used in other ways that affect the Portfolio’s or the Underlying Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative

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of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio or an Underlying Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s or an Underlying Portfolio’s performance or net asset value.
Interest Rate Risk
Interest rate risk is both a direct and indirect risk of investing in the Portfolio. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio or an Underlying Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s or an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates may impact the yield of an Underlying Portfolio’s investments in fixed income securities and may increase the risk that, if followed by rising interest rates, the Underlying Portfolio’s performance will be negatively impacted. An Underlying Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. The Portfolio’s fixed-income portion will normally have a greater maturity or duration than will its benchmark. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s or an Underlying Portfolio’s fixed income investments will affect the volatility of the Portfolio’s or an Underlying Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than

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anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio or an Underlying Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio or an Underlying Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. In determining whether to increase or decrease interest rates, central banks typically consider, among other factors, the current state of the economy and markets, economic and financial forecasts, and the general economic outlook. There can be no assurance that the actions taken by central banks will have their intended effect.
The U.S. Government and the U.S. Federal Reserve have taken steps to support financial markets, including by keeping interest rates at low levels. The U.S. Federal Reserve has in the past reduced its market support activities. A reduction or withdrawal of U.S. Federal Reserve or other governmental support, including interest rate increases, could reduce the value of debt securities in which the Portfolio or an Underlying Portfolio invests.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s or an Underlying Portfolio’s shares and reduce the liquidity of the Portfolio’s or an Underlying Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
Credit and Counterparty Risk
Credit and counterparty risk is both a direct and indirect risk of investing in the Portfolio. The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio or an Underlying Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio or an Underlying Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio or an Underlying Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

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The Portfolio or an Underlying Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio or an Underlying Portfolio. If the Portfolio or an Underlying Portfolio engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio or an Underlying Portfolio, the Portfolio or an Underlying Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio or an Underlying Portfolio in respect of the counterparty’s obligations to the Portfolio or an Underlying Portfolio or recovering collateral that the Portfolio or an Underlying Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio or an Underlying Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
Other direct risks of investing in the Portfolio include:
Underlying Portfolio Risk
The investment performance of a Portfolio that invests a significant percentage of its assets in Underlying Portfolios is directly related to the performance of the Underlying Portfolios. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among Underlying Portfolios and the ability of the Underlying Portfolios to meet their investment objectives. The Portfolio may not meet its investment objective, which could adversely affect its performance, if an Underlying Portfolio fails to execute its investment strategy effectively or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios. Any Underlying Portfolio may have multiple asset class exposures and such exposures may change over time. There can be no assurance that the investment objective of the Portfolio or any Underlying Portfolio will be achieved. As an investor in Underlying Portfolios, the Portfolio bears its pro‑rata portion of the operating expenses of those Underlying Portfolios, including such Underlying Portfolios’ management fee.
Interest Rate Swap Risk
Interest rate swaps may be illiquid, and they subject the Portfolio to credit and counterparty risk. The risk of interest rate swaps includes changes in market conditions that affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. However, barring a default by the swap counterparty, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Portfolio is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Portfolio upon early termination of the swap.
The absence of a central exchange or market for interest rate swap agreements may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Certain interest rate swaps are required to be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty

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credit risk, it may disrupt or limit the swap market and may not result in interest rate swaps being easier to trade or value. In a cleared swap, the clearinghouse will be the counterparty to the transaction, so the Portfolio will assume the risk that the clearinghouse may be unable to perform its obligations.
Participants in swaps that are not cleared are not as protected as participants on organized exchanges or through clearinghouses, because performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Portfolio is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. If the counterparty to an interest rate swap transaction defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.
In addition, if a swap transaction is particularly large or if the relevant market is illiquid, the Portfolio may not be able to establish or liquidate a position at an advantageous time or price, which may result in losses.
The Portfolio will use interest rate swaps to hedge against the risk of a fall in interest rates. The use of interest rate swaps by the Portfolio may assist the Insurance Companies to provide benefit guarantees associated with your Contract. The use of interest rate swaps in this manner may, under certain conditions, reduce the Portfolio’s return and might increase the volatility of the Portfolio.
Forward and Futures Contract Risk
The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that a counterparty to a forward contract will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements on a futures contract, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so.
Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Portfolio to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).

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The Portfolio will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. The Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. For example, in the event of an insolvency of the futures commission merchant, the Portfolio may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or realize the value of any increase in the price of its positions. The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and may impose sanctions or restrictions. In addition, the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the CFTC to establish speculative position limits on listed futures and economically equivalent over-the-counter (“OTC”) derivatives. Regulatory action taken by the CFTC to establish these additional position limits may adversely affect the market liquidity of the futures contracts, options and economically equivalent derivatives in which the Portfolio may invest. It is possible that, as a result of such limits, the Portfolio’s Subadviser will be precluded from taking positions in certain futures contracts or OTC derivatives as a result of positions held by other clients of the Subadviser or by the Subadviser or its affiliates themselves.
Futures contracts traded on markets outside the United States are not generally subject to regulation by the CFTC or other U.S. regulatory entities, including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Portfolio may not be afforded the same protections as are afforded those payments in the United States, including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
Short Position Risk
The Portfolio may enter into a short position through several means, including futures contracts, swap agreements and other derivative positions. A portfolio may enter into a short position with respect to a reference instrument when it expects the value of the reference instrument to decline. The Portfolio will incur a loss if the value of the reference instrument increases after the time the Portfolio entered into the short position. This loss will be equal to the increase in the value of the reference instrument from the time that the short position was opened plus any transaction costs associated with the short position. Short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses. A portfolio that enters into a short position may lose more money than the actual cost of the short position and its potential losses may be unlimited if the Portfolio does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position. In addition, the Portfolio’s short positions limit its ability to benefit fully from increases in the relevant securities markets.

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Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:
Passive Management Risk
An Underlying Portfolio that attempts to track the returns of an index is more susceptible to risks than an actively managed portfolio because a passively managed portfolio generally will not use any defensive strategies to mitigate its risk exposure. In addition, the Underlying Portfolio’s returns may deviate from the index it seeks to track as a result of, among other things, fair value pricing, portfolio operating expenses, transaction costs, securities lending activities, net asset value rounding, contributions to and withdrawals from the Underlying Portfolio and delays in investing cash.
Sampling Error Risk
The MetLife Aggregate Bond Index Portfolio, MetLife MSCI EAFE® Index Portfolio and MetLife Russell 2000® Index Portfolio each attempts to track the returns of a particular index by holding a subset of the index securities that, when taken together, are expected to perform similarly to the index as a whole. The index securities held by these Underlying Portfolios may not perform as expected. Therefore, each of these Underlying Portfolios is subject to the risk that it may not track the return of its particular index as well as it would if the Underlying Portfolio held every security in the index in the same proportions as the index.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. An Underlying Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be

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susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect an Underlying Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, an Underlying Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, an Underlying Portfolio may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent an Underlying Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Underlying Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Underlying Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Underlying Portfolio’s foreign currency or securities holdings. Although an Underlying Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Underlying Portfolio.

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All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent an Underlying Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent an Underlying Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Underlying Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Underlying Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Underlying Portfolio the amount owned under the certificates.
Mortgage-Backed and Asset-Backed Securities Risk
Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they are particularly sensitive to interest rates. On June 3, 2019, under the Federal

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Housing Finance Agency’s “Single Security Initiative,” the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation began issuing uniform mortgage-backed securities (“UMBS”). All of the risks applicable to investing in mortgage-backed securities are applicable to investing in UMBS.
Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.
Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed will be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts exposes an Underlying Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, an Underlying Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause an Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.
Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause an Underlying Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.
Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities. During periods of market stress or high redemptions, an Underlying Portfolio may be forced to sell these securities at significantly reduced prices. Liquidity risk is even greater for mortgage pools that include subprime mortgages.
The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any.

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If an Underlying Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Underlying Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to an Underlying Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non‑payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Understanding the Portfolio
The following discussion supplements the information concerning the Portfolio’s principal investment strategies that are summarized in the Portfolio Summary above. The Portfolio is designed on established principles of asset allocation combined with an overlay strategy designed to adjust the Portfolio’s equity exposure to achieve a targeted level of volatility. The Portfolio has two components: the Base Portion and the Overlay Portion.
The Base Portion (Approximately 75%)
The Portfolio’s Base Portion will invest substantially all of its assets in Underlying Portfolios, which are passively-managed index portfolios of Trust II. BIA sets target percentages for various components of each broad asset category in order to obtain equity exposure to domestic securities with different market capitalizations and foreign securities and various investment grade and mortgage‑ and asset-backed fixed income securities, and will rebalance the allocation of the Base Portion assets among equity and fixed income asset classes on a quarterly basis.
BIA may at any time add new Underlying Portfolios, replace existing Underlying Portfolios or change the allocations among the Underlying Portfolios, dependent upon, among other factors, changing market dynamics, changes to the criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a diversification benefit to the Portfolio. Information regarding the Underlying Portfolios is included in the summary prospectuses and prospectuses for those portfolios dated April 30, 2021. Copies of the summary prospectuses and prospectuses may be obtained free of charge by calling or writing the Trust at the telephone number or address on the back cover page of this Prospectus.

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The Underlying Portfolios in which the Portfolio may currently invest are:
BRIGHTHOUSE FUNDS TRUST II
MetLife Aggregate Bond Index Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife MSCI EAFE® Index Portfolio
MetLife Russell 2000® Index Portfolio
MetLife Stock Index Portfolio
Although the Base Portion’s investments in the Underlying Portfolios will be made in an attempt to achieve the 35% equity and 40% fixed income target allocations, as set forth in the Portfolio Summary, the Base Portion’s actual allocations may be different from its target allocations. Actual allocations may be different from target allocations because of, for example, changes to the Underlying Portfolios’ asset values due to market movements. BIA may manage cash flows into or out of the Portfolio in a way to bring actual allocations more closely in line with the target allocations. In addition, BIA will generally rebalance allocations among the Underlying Portfolios on a quarterly basis to correspond to the target allocations.
The Overlay Portion (Approximately 25%)
The Overlay Portion, which comprises the remaining 25% of the Portfolio’s total assets, in its neutral state will provide the Portfolio with an additional 25% exposure to the equity markets utilizing equity derivative instruments, which primarily include stock index futures and swaps. Because equity derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the assets in the Overlay Portion will be invested in a variety of high quality, short-term fixed-income instruments.
The Portfolio’s investment in equity derivative instruments will be used to increase or decrease the Portfolio’s overall equity exposure, and therefore, its volatility. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. High volatility may result from rapid and dramatic price swings. The Subadviser will adjust the Portfolio’s equity exposure within a range from approximately 10% to approximately 70%. For example, when the market is in a state of increased volatility, the Subadviser will decrease the Portfolio’s equity exposure by holding fewer long equity index futures or by taking a short position in equity index futures to protect against large drops in the underlying equity indices. When the Portfolio’s total equity exposure exceeds 60%, the Portfolio may be exposed to leverage.
The Subadviser will trade equity derivatives in the Overlay Portion in an attempt to target an annualized equity contribution to the Portfolio’s volatility level of 10%. The Subadviser will allow the equity contribution to the Portfolio’s volatility level to vary between a low of 8% and a high of 12%. If volatility remains within this range, the Subadviser will take no action to alter the Portfolio’s equity exposure. If volatility falls outside of this range, the Subadviser will take action to attempt to increase or decrease the Portfolio’s equity market exposure until the 10% level is achieved. There can be no guarantee that the Portfolio will reach the targeted volatility or remain within its target volatility range.

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The Subadviser will manage the Portfolio’s net equity exposure pursuant to a formula it developed. The formula is based on historical measures of equity market volatility, as measured through price movements in various equity indexes, and is intended to provide guidance to the Subadviser with respect to the allocation of the Overlay Portion’s assets among general categories. The Subadviser is responsible for determining in which securities or derivative instruments to invest the assets held in the Overlay Portion of the Portfolio. As estimated equity market volatility decreases or increases outside of the range listed above, the Subadviser will adjust the Portfolio’s net equity exposure up or down in an effort to maintain the targeted annualized volatility level for the Portfolio. The formula used by the Subadviser may change over time based on proposals by the Subadviser. Any proposed changes to the formula will be implemented only after they are approved by BIA and the Portfolio’s Board of Trustees, including a majority of Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”).
In addition to managing the Portfolio’s overall equity exposure as described above, the Subadviser will, within established guidelines, manage the approximately 25% of the Portfolio allocated as collateral to support the equity derivatives and other derivatives used by the Portfolio. The Subadviser will invest the collateral in fixed-income instruments consisting of a mix of U.S. Government securities, certificates of deposit, commercial paper rated in the two highest grades by a nationally recognized statistical ratings organization, or, if unrated, determined by the Subadviser to be of comparable quality, and repurchase agreements on such instruments. At times, including during periods of high volatility, the Subadviser may reduce the equity derivative holdings and invest a portion of the Overlay Portion’s assets in short-term fixed income instruments that replicate the holdings of indexes of Treasury and/or agency securities. All fixed-income instruments held in the Overlay Portion will have a remaining maturity of 365 days or less.
The Portfolio will also make use of an interest rate overlay that: (1) will use a combination of Interest Rate Derivatives and (2) will have a notional value (meaning the fixed face value, rather than the market value, of these instruments) equal to approximately 30% of the Portfolio’s net assets under normal market conditions. The percentage of the Portfolio’s net assets represented by Interest Rate Derivatives may change in different market environments, but is normally expected to stay within a range of 25% to 35% of the Portfolio’s net assets. The Subadviser expects these instruments to provide additional diversification benefits and to balance the sources of risk in the Portfolio. Under certain market conditions, however, the investment performance of the Portfolio may be less favorable than it would be if the Portfolio did not use Interest Rate Derivatives. The Subadviser anticipates that under normal market conditions the Portfolio’s Interest Rate Derivatives will have a maturity of approximately 10 years.
Additional Information about the Underlying Portfolios in which the Portfolio Invests
Please note that the expenses of the Underlying Portfolios, as set forth in the Portfolio Summary, could change as the Underlying Portfolios’ asset values change or Underlying Portfolios are added or deleted. Because the Portfolio invests in Underlying Portfolios, the costs of investing in the Portfolio will be higher than the cost of investing in an Underlying Portfolio directly. The Portfolio, as a shareholder, will pay its share of the Underlying Portfolios’ expenses as well as the Portfolio’s own expenses. Therefore, an investment in the Portfolio may result in the payment of certain expenses at both the Portfolio level (as a

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shareholder of the Portfolio) and at the Underlying Portfolio level (as the Portfolio will pay its pro rata share of the expenses of each Underlying Portfolio). Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by BIA.
BIA has broad discretion to allocate and reallocate the assets of the Base Portion of the Portfolio among the Underlying Portfolios consistent with the Portfolio’s investment objectives and policies and target allocations. In addition to the investment advisory fee charged by BIA for its asset allocation services, BIA would receive investment advisory fees from any affiliated Underlying Portfolios in which the Portfolio may invest, while MIM may also receive fees from BIA with respect to any Underlying Portfolios for which it serves as Subadviser. In this regard, BIA has an incentive to select and invest the Portfolio’s assets in affiliated Underlying Portfolios with higher fees than other Underlying Portfolios. Also, BIA may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, BIA is obligated to disregard these incentives in advising the Portfolio, and as a practical matter, it will follow an objective formula that is used to determine the target allocations. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the Underlying Portfolios of the Trust and Trust II.
Investment Objectives
The Portfolio’s stated investment objectives can be changed without shareholder approval.
Investment Policies
The Portfolio and Underlying Portfolios have adopted policies that set, for example, minimum and maximum percentages of their respective assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s or Underlying Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Portfolio’s Subadviser may, at its discretion, sell a portfolio security to take advantage of more attractive investment opportunities, when it no longer meets the criteria used to implement the Portfolio’s investment strategy, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or

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on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Portfolio Turnover
The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objectives. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the Portfolio’s portfolio turnover rate that is reported in the Portfolio Summary. If these instruments were included in that calculation, the Portfolio would have a higher portfolio turnover rate than otherwise stated.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business

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functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Underlying Portfolios and the Portfolio invest, which could result in material adverse consequences for such issuers, and may cause the Underlying Portfolios’ and the Portfolio’s investments to lose value. In addition, cyber-attacks involving an Underlying Portfolio or Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Underlying Portfolios or the Portfolio, which may result in losses to the Underlying Portfolios and the Portfolio and their shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Underlying Portfolios or the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price their investments. The Portfolio cannot directly

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control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also oversee BIA’s review and monitoring of the Subadviser’s management of the Portfolio’s assets. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. In addition to its managerial responsibilities, BIA is responsible for managing the Base Portion of the Portfolio and establishing the specific target asset allocation. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Overlay Portion of the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Overlay Portion of the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.

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The Base Portion of the Portfolio has been managed by a committee composed of the individuals listed below since 2012. Each member of the committee is responsible for analyzing the Underlying Portfolios and making recommendations for and overseeing the allocation of the assets of the Base Portion of the Portfolio.
Kristi Slavin, CFA, CAIA, is the Chair of the committee. She has been President of BIA and Chair of the BIA Board of Managers since 2016, and has worked for BIA since 2008. Ms. Slavin has been President and Chief Executive Officer of the Trust and Trust II since 2016. From 2014 until 2017, she was a Vice President of Metropolitan Life Insurance Company (“Metropolitan Life”).
Victor Soto, CFA, CAIA, FRM, has been Executive Vice President of BIA since 2016 and has worked for BIA since 2015. Mr. Soto has been Vice President of the Trust and Trust II since 2018. From 2015 until 2017, he was an Assistant Vice President of Metropolitan Life. From 2013 until he joined BIA, Mr. Soto was a Portfolio Manager at 1st Global.
James Mason, CFA, FRM, has been Asset Allocation Portfolio Management Director of BIA since 2021. From 2015 until 2021, Mr. Mason was a Director responsible for BIA’s oversight of its equity and fixed income portfolio strategies.
The SAI provides additional information about each committee member’s compensation, other accounts managed and the member’s ownership of securities in the Portfolio.
As compensation for its services to the Base Portion of the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Base Portion of the Portfolio as follows: 0.070% of the first $500 million of such assets, plus 0.060% of such assets over $500 million up to $1 billion, plus 0.050% of such assets over $1 billion.
With respect to the Overlay Portion of the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Overlay Portion as follows: 0.500% of the first $250 million of such assets, plus 0.485% of such assets over $250 million up to $500 million, plus 0.470% of such assets over $500 million up to $1 billion, plus 0.450% of such assets over $1 billion.
For the period ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.17% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will manage the Overlay Portion of the Portfolio, select the assets to be purchased and sold by the Portfolio with respect to the Overlay Portion, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets with respect to the Overlay Portion, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment

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policies set by BIA and the Board of Trustees for the Portfolio. Day‑to‑day management of the investments in the Overlay Portion of the Portfolio is the responsibility of the Subadviser’s portfolio manager. The portfolio manager of the Overlay Portion of the Portfolio is indicated below following a brief description of the Subadviser. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets of the Overlay Portion of the Portfolio. The Portfolio is not responsible for the fees paid to the Subadviser. In addition, the Subadviser receives investment subadvisory fees from any Underlying Portfolios for which it acts as subadviser, including any in which the Portfolio may invest. For the year ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.05% of the average daily net assets on the Overlay Portion of the Portfolio.
METLIFE INVESTMENT MANAGEMENT, LLC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. As of December 31, 2020, MIM managed approximately $15.2 billion in Underlying Portfolio assets and the Overlay Portion of the Portfolio. MIM is located at One MetLife Way, Whippany, New Jersey 07981.
The following individual is responsible for managing the Overlay Portion of the Portfolio:

Chris Johnson, FSA, is the Lead Portfolio Manager. Mr. Johnson is a Managing Director of the Subadviser and has managed the Overlay Portion of the Portfolio since 2012. He has been associated with the Subadviser and its affiliates since 1994, including as a Managing Director and senior derivatives trader for MetLife Investment Management.

Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.

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Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information

The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

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Fund of Funds Structure
Each Underlying Portfolio will have other shareholders, each of whom, along with the Portfolio, will pay their proportionate share of the Underlying Portfolio’s expenses. As a shareholder of an Underlying Portfolio, the Portfolio will have the same voting rights as other shareholders.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such

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requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under certain variable insurance products. A large number of transfers among the available investment options could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend

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redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash

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outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may

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increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in an Underlying Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Underlying Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If an Underlying Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Underlying Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). The Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the use of fair value pricing by an Underlying Portfolio is expected to reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Underlying Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of

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methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.

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In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
MetLife Multi-Index Targeted Risk Portfolio

Selected per share data
	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.47	$11.31	$13.26	$11.97	$11.62

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.26	0.25	0.20	0.18
Net realized and unrealized gain (loss)	0.52	2.17	(1.13)	1.63	0.32

Total income (loss) from investment operations	0.73	2.43	(0.88)	1.83	0.50

Less Distributions
Distributions from net investment income	(0.29)	(0.27)	(0.23)	(0.19)	(0.15)
Distributions from net realized capital gains	(1.15)	0.00	(0.84)	(0.35)	0.00

Total distributions	(1.44)	(0.27)	(1.07)	(0.54)	(0.15)

Net Asset Value, End of Period	$12.76	$13.47	$11.31	$13.26	$11.97

Total Return (%) (b)	6.56	21.71	(7.18)	15.54	4.36

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.43	0.43	0.43	0.43	0.43
Ratio of net investment income to average net assets (%) (d)	1.68	2.08	1.98	1.61	1.50
Portfolio turnover rate (%)	7	7	8	4	4
Net assets, end of period (in millions)	$1,885.9	$1,947.5	$1,756.9	$2,011.5	$1,800.9

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.

(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I
Brighthouse/Artisan International Portfolio
Class A and Class B Shares
PROSPECTUS
April 30, 2021

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

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Brighthouse/Artisan International Portfolio

PORTFOLIO SUMMARY:
Investment Objective
Maximum long-term capital growth.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B
Management Fee	0.75%		0.75%
Distribution and/or Service (12b‑1) Fees	None		0.25%
Other Expenses	0.06%		0.06%

Total Annual Portfolio Operating Expenses	0.81%		1.06%
Fee Waiver*	(0.02%	)	(0.02%	)

Net Operating Expenses	0.79%		1.04%

*	Brighthouse Investment Advisers, LLC has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$81	$257	$448	$1,000
Class B	$106	$335	$583	$1,292
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 67% of the average value of its portfolio.
Principal Investment Strategies
Artisan Partners Limited Partnership (“Artisan Partners” or “Subadviser”), subadviser to the Portfolio, invests, under normal market conditions, substantially all of the Portfolio’s assets in common stocks and similar securities, and invests at least 65% of the Portfolio’s net assets in securities of non-U.S. companies located in a minimum of four different countries. The Portfolio invests primarily in developed markets but also may invest up to 35% of its net assets in emerging and less developed markets. The Portfolio typically holds securities representing at least 15 countries. The maximum investment in any single country is 30% of the Portfolio’s net assets. The percentage limits above are measured using the market value of the Portfolio’s assets at the time of purchase.
Stock Selection
Artisan Partners employs a fundamental stock selection process focused on identifying long-term growth opportunities to build a portfolio of non-U.S. growth companies of all market capitalizations. Artisan Partners seeks to invest in companies within its preferred themes with sustainable growth characteristics at attractive valuations that do not fully reflect their long-term potential.

∎
Themes. Artisan Partners identifies long-term secular growth trends with the objective of investing in companies that have meaningful exposure to these trends. Artisan Partners’ fundamental analysis focuses on those industry leaders with attractive growth and valuation characteristics that will be long-term beneficiaries of any structural change and/or trend.

∎
Sustainable Growth. Artisan Partners applies a fundamental approach to identifying the long-term, sustainable growth characteristics of potential investments. Artisan Partners seeks high-quality companies that typically have a sustainable competitive advantage, a superior business model, and a high-quality management team.

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∎
Valuation. Artisan Partners uses multiple valuation metrics to establish a target price range. Artisan Partners assesses the relationship between its estimate of a company’s sustainable growth prospects and its current valuation.

Artisan Partners constructs the portfolio without regard to index weightings. There are no restrictions on the size of the companies in which the Portfolio may invest. Artisan Partners may sell a security when Artisan Partners thinks the security is approaching full valuation, changing circumstances affect the original reasons for the security’s purchase, the company exhibits deteriorating fundamentals, or more attractive opportunities are identified by Artisan Partners.
The Portfolio may invest up to 10% of its net assets, measured at the time of purchase, in equity-linked securities that provide economic exposure to a security of one or more non-U.S. companies without a direct investment in the underlying securities. These securities are sometimes referred to as “participation certificates.” Participation certificates typically are issued by a bank or broker-dealer. When a participation certificate is redeemed, the bank or broker-dealer is obligated to pay the Portfolio an amount based on the value of the underlying security or securities.
The Portfolio buys and sells non-U.S. currencies to facilitate transactions in portfolio securities because many of the Portfolio’s investments typically are traded in currencies other than U.S. dollars. The Portfolio is also directly or indirectly exposed to changes in foreign currency exchange rates when it holds certain U.S. dollar-denominated securities, such as depositary receipts. Although the Portfolio usually does not hedge against possible variations in exchange rates, in certain circumstances, the Portfolio may hedge its direct or indirect exposure to a particular currency to mitigate currency volatility or because Artisan Partners believes that currency is overvalued. The Portfolio may hedge its exposure to securities denominated in foreign currencies as well as other positions that expose the Portfolio to currency exchange rate movements, including dollar-denominated securities or other instruments that expose the Portfolio to foreign currency movements. The Portfolio may buy and sell currencies for cash at current exchange rates, or it may use forward foreign currency exchange and foreign currency futures contracts to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.
The Portfolio tries to maintain a cash position of no more than 5% of its net assets, although cash flows, including from contract owners’ purchases and sales of Portfolio shares and the Portfolio’s purchases and sales of portfolio securities, may cause the Portfolio’s cash position to be larger or smaller. As a result, the Portfolio may at times hold more than 5% of its net assets in cash.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates.
Emerging Markets Risk.    In addition to all of the risks of investing in foreign developed markets, emerging

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market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.
Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Focused Investment Risk.    Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	2nd – 2020	17.05%
Lowest Quarter	1st – 2020	-21.32%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	Since Inception	Inception Date
Class A	7.91%	8.47%	5.78%	04-29-14
Class B	7.66%	8.22%	5.83%	11-12-14
MSCI All Country World (ex-U.S.) Index (reflects no deduction for mutual fund fees or expenses)	10.65%	8.92%	4.92%	—

* Index performance is from 4-29-14.
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.    Artisan Partners Limited Partnership is the subadviser to the Portfolio.
Portfolio Managers.    Mark L. Yockey, CFA, a Managing Director of Artisan Partners, has managed the Portfolio since its inception in 2014. Charles-Henri Hamker, a Managing Director of Artisan Partners, and Andrew J. Euretig, a Managing Director of Artisan Partners, have served as Associate Portfolio Managers of the Portfolio since its inception in 2014.

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Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts show the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.

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Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These

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fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which the Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of

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foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Emerging Markets Risk
Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose withholding and other taxes, some of which may be confiscatory, on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.
The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries. Many emerging market countries are heavily dependent on international trade and have fewer trading partners than developed countries, which makes them more sensitive to world commodity prices and economic downturns in other countries.

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The fiscal and monetary policies of emerging market countries may result in sudden or high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.
Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Focused Investment Risk
A Portfolio that invests a substantial portion of its assets in a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative security or other instrument for purposes other

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than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
On October 28, 2020, the Securities and Exchange Commission adopted Rule 18f-4 under the 1940 Act, which, once effective, will apply to the Portfolio’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior Securities and Exchange Commission guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The application of Rule 18f-4 to the Portfolio could restrict the Portfolio’s ability to utilize derivative investments and financing transactions and prevent the Portfolio from implementing its principal investment strategies in the manner that it has historically, which may result in changes to the Portfolio’s principal investment strategies and could adversely affect the Portfolio’s performance.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the

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principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1⁄3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could

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adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.

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Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of 0.750% of the average daily net assets of the Portfolio. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.73% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.

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Contractual Fee Waiver
BIA has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.750% of the first $750 million of the Portfolio’s average daily net assets, and 0.700% of such assets over $750 million. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.43% of the Portfolio’s average daily net assets.
ARTISAN PARTNERS LIMITED PARTNERSHIP was organized in 1994 and, as of December 31, 2020, managed approximately $157.8 billion in assets. Artisan Partners’ principal address is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin, 53202‑5402.
Mark L. Yockey, CFA, manages the Portfolio. Charles-Henri Hamker and Andrew J. Euretig serve as Associate Portfolio Managers of the Portfolio. They develop investment strategies for the Portfolio, make buy and sell decisions for the Portfolio and are supported by a staff of research analysts and traders. Mr. Yockey is a Managing Director of Artisan Partners and a portfolio manager on Artisan Partners’ Global Equity team. He has been employed by Artisan

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Partners since 1995. Mr. Hamker is a Managing Director of Artisan Partners and a portfolio manager on Artisan Partners’ Global Equity team. He joined Artisan Partners in 2000 as an analyst working with Mr. Yockey. Mr. Euretig is a Managing Director of Artisan Partners and portfolio manager on Artisan Partners’ Global Equity team. He joined Artisan Partners in 2005 as an analyst working with Mr. Yockey.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the

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Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other

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things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.

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Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.

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The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable Insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.

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Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long‑term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s

Brighthouse/Artisan International Portfolio

24

assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.

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If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
Brighthouse/Artisan International Portfolio

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.71	$9.90	$11.25	$8.66	$9.62

Income (Loss) from Investment Operations
Net investment income (a)	0.07	0.15	0.16	0.13	0.14
Net realized and unrealized gain (loss)	0.82	2.82	(1.34)	2.60	(1.01)

Total income (loss) from investment operations	0.89	2.97	(1.18)	2.73	(0.87)

Less Distributions
Distributions from net investment income	(0.16)	(0.16)	(0.17)	(0.14)	(0.09)
Distributions from net realized capital gains	(0.41)	0.00	0.00	0.00	0.00

Total distributions	(0.57)	(0.16)	(0.17)	(0.14)	(0.09)

Net Asset Value, End of Period	$13.03	$12.71	$9.90	$11.25	$8.66

Total Return (%) (b)	7.91	30.22	(10.68)	31.64	(9.11)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	0.80	0.80	0.80	0.80
Net ratio of expenses to average net assets (%) (c)	0.79	0.79	0.80	0.80	0.80
Ratio of net investment income to average net assets (%)	0.64	1.30	1.48	1.32	1.52
Portfolio turnover rate (%)	67	42	65	46	80
Net assets, end of period (in millions)	$1,212.0	$1,203.8	$1,082.3	$1,115.1	$966.8

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.67	$9.87	$11.21	$8.64	$9.61

Income (Loss) from Investment Operations
Net investment income (a)	0.04	0.12	0.14	0.11	0.12
Net realized and unrealized gain (loss)	0.83	2.82	(1.34)	2.58	(1.01)

Total income (loss) from investment operations	0.87	2.94	(1.20)	2.69	(0.89)

Less Distributions
Distributions from net investment income	(0.13)	(0.14)	(0.14)	(0.12)	(0.08)
Distributions from net realized capital gains	(0.41)	0.00	0.00	0.00	0.00

Total distributions	(0.54)	(0.14)	(0.14)	(0.12)	(0.08)

Net Asset Value, End of Period	$13.00	$12.67	$9.87	$11.21	$8.64

Total Return (%) (b)	7.66	29.89	(10.91)	31.22 (d)	(9.27)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.05	1.05	1.05	1.05	1.05
Net ratio of expenses to average net assets (%) (c)	1.04	1.04	1.05	1.05	1.05
Ratio of net investment income to average net assets (%)	0.34	1.07	1.25	1.05	1.36
Portfolio turnover rate (%)	67	42	65	46	80
Net assets, end of period (in millions)	$0.3	$0.3	$0.3	$0.3	$0.2

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section included in the Portfolio’s annual report for the period ended December 31, 2020.

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I
PanAgora Global Diversified Risk Portfolio
Class B Shares
PROSPECTUS
April 30, 2021

The Securities and Exchange Commission and the
Commodity Futures Trading Commission have not approved
or disapproved these securities or passed upon the adequacy of this
Prospectus. Any representation to the contrary is a criminal offense.

2

PanAgora Global Diversified Risk Portfolio

PORTFOLIO SUMMARY:
Investment Objective
Seeks total return.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class B
Management Fee	0.65%
Distribution and/or Service (12b‑1) Fees	0.25%
Other Expenses	0.20%
Acquired Fund Fees and Expenses	0.03%

Total Annual Portfolio Operating Expenses	1.13%
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class B	$115	$359	$622	$1,375
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 85% of the average value of its portfolio.
Principal Investment Strategies
PanAgora Asset Management, Inc. (“PanAgora” or “Subadviser”), the subadviser to the Portfolio, pursues an investment strategy designed to generate returns from a combination of asset classes with diversified risk characteristics. PanAgora will allocate the Portfolio’s assets among equities, fixed-income instruments and commodities. PanAgora will allocate the Portfolio’s assets among these asset classes in an effort to diversify the Portfolio’s risk over three areas: equity risk, fixed-income risk and inflation risk. The Portfolio’s risk diversified strategy is managed to target an annualized volatility level of 10% as discussed below.
In allocating assets among the different classes, PanAgora follows a proprietary “Risk Parity” approach, which seeks to balance the allocation of risk across asset classes (as measured by forecasted volatility, marginal contribution to volatility, estimated potential loss, and other proprietary measures) when building the Portfolio. For example, the Portfolio will generally allocate a greater portion of its assets to a lower risk asset class, such as developed market bonds, than to a higher risk asset class, such as global equities. In its “neutral” position, the Portfolio’s assets will be allocated among the different asset classes in an attempt to diversify the Portfolio’s risk exposure so that the anticipated contribution of each asset class to the overall risk of the Portfolio will be approximately as follows: 40% from equity risk; 40% from fixed income risk; and 20% from inflation risk. However, there is no assurance that this targeted contribution of risk from each asset class can be achieved. Because of the difference in the amount of risk inherent in these asset classes, the percentage of the Portfolio’s assets allocated to each asset class is likely to be significantly different from the targeted risk expected from that asset class. PanAgora also expects to tactically vary the Portfolio’s allocation to the asset classes depending on market conditions, which will cause the Portfolio to deviate from its neutral position. The targeted overall risk level of the Portfolio may also be increased or decreased by PanAgora, depending on market conditions. Additionally, market movements are likely to change the risk levels and risk allocation of the Portfolio.

3

Following are the instruments expected to be utilized, either through direct investment in physical securities or through derivative instruments, including primarily futures and swaps on futures, to gain exposure to the different areas of risk:
Exposure to equity risk:    global developed markets large-cap equities, global emerging markets equities, U.S. mid-cap equities, and U.S. small cap equities.
Exposure to fixed income risk:    global developed market bonds.
Exposure to inflation risk:    global inflation linked government bonds, including Treasury Inflation Protected Securities (“TIPS”), commodity futures and swaps, and emerging markets currencies, including through cash bonds and currency forwards.
The Portfolio may also invest in exchange-traded funds (“ETFs”), exchange-traded notes, and money market instruments.
PanAgora will normally target an annualized volatility level for the Portfolio of 10%; however, the actual or realized volatility for longer or shorter periods may be materially higher or lower depending on market conditions, and therefore the Portfolio’s risk exposure may be materially higher or lower than the level targeted by the portfolio managers. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. High volatility may result from rapid and dramatic price swings. PanAgora may also, under certain exceptional market conditions, target a lower volatility level for the Portfolio. While PanAgora attempts to manage the Portfolio’s volatility exposure to stabilize performance, there can be no assurance that the Portfolio will achieve the targeted volatility.
The Portfolio is non-diversified, which means that it can hold securities of a smaller number of issuers and can invest a larger percentage of its assets in a single issuer than a diversified portfolio.
The Portfolio has no geographic limits on where its investments may be located or where its assets may be exposed, except that its investments in (and exposure to) fixed income securities will be limited to those issued by governments or corporate entities located in developed markets. The Portfolio may invest in or have exposure to equity securities of companies of any market capitalization.
As a result of the Portfolio’s use of derivative instruments, the Portfolio may at times have leveraged exposure to one or more asset classes. The Portfolio’s use of futures contracts, forward contracts, swaps and certain other derivative instruments will have the effect of economic leverage. Economic leverage magnifies exposure to the swings in prices of the asset class underlying those instruments and results in increased volatility, which means the Portfolio will have the potential for greater gains, as well as the potential for greater losses, than if the Portfolio does not use derivative instruments that have a leveraging effect. Leveraging also tends to magnify, sometimes significantly, the effect of any increase or decrease in the Portfolio’s exposure to an asset class and may cause the Portfolio’s net asset value to be volatile. There is no assurance that the Portfolio’s use of derivative instruments providing enhanced exposure will enable the Portfolio to achieve its investment objective. The Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and interpretations thereunder impose certain limitations on the Portfolio’s ability to use leverage.
The Portfolio may allocate up to 25% of its total assets to its wholly-owned and controlled subsidiary, organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”), in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. PanAgora also manages the assets of the Subsidiary. Generally, the Subsidiary will invest primarily in commodity futures and swaps on commodity futures but it may also invest in other commodity-related instruments such as financial futures, option and swap contracts, equity and fixed income securities, cash and cash equivalents, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, the Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis. The Portfolio is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
A significant portion of the assets of the Portfolio may be invested directly or indirectly in money market

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4

instruments, which may include, but are not limited to, U.S. Government securities (including U.S. Treasury bills), U.S. Government agency securities, investment grade corporate obligations, Eurodollar obligations, bankers’ acceptances, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the derivative positions the Portfolio takes and also earn income for the Portfolio. While the Portfolio normally does not engage in borrowing, leverage will be created when the Portfolio engages in futures transactions or uses certain other derivative instruments.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. In addition, there can be no assurance that employing a “risk balanced” approach will achieve any particular level or return or will, in fact, reduce volatility or potential loss.
Volatility Management Risk.    Although PanAgora attempts to adjust the Portfolio’s overall exposure to volatility, there can be no guarantee that PanAgora will be successful in managing the Portfolio’s overall level of volatility. The Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses because of the investment techniques employed by PanAgora to manage volatility, the implementation of those strategies by PanAgora or the limitations of those strategies in times of extremely low volatility or extremely high volatility. Under certain market conditions, the use of volatility management strategies by PanAgora may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forego some of the returns that can be associated with periods of rising equity values.
Model and Data Risk.    When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Asset Allocation Risk.    The Portfolio’s ability to achieve its investment objective depends upon PanAgora’s analysis of various factors and the mix of asset classes that results from such analysis, which may prove incorrect. The Portfolio may experience losses or poor relative performance if PanAgora allocates a significant portion of the Portfolio’s assets to an asset class that does not perform relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.
Derivatives Risk.    The Portfolio will primarily invest in derivatives, such as futures and forward contracts, and swaps, to seek exposure to certain asset classes and enhance returns. To a lesser extent, the Portfolio may also invest in derivatives to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks, as well as increase transaction costs. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. A risk of the Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.

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5

Leveraging Risk.    Derivatives and other transactions that give rise to leverage may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging also may require that the Portfolio liquidate portfolio securities when it is not advantageous to do so to satisfy its obligations or to meet segregation requirements. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed. Leverage can create an interest expense that would lower the Portfolio’s overall returns. There can be no guarantee that a leveraging strategy will be successful.
Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
TIPS and Inflation-Linked Bonds Risk.    The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including Treasury Inflation Protected Securities, may experience greater losses than other fixed income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Commodities Risk.    Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The Portfolio’s ability to invest in commodity-linked derivative instruments may be limited by the Portfolio’s intention to qualify as a regulated investment company, and could adversely affect the Portfolio’s ability to so qualify.
Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
Forward and Futures Contract Risk.    The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty to a forward contract will default in the performance of its obligations; (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements on a futures contract, and the Portfolio may have to sell securities at a

PanAgora Global Diversified Risk Portfolio

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time when it is disadvantageous to do so; (vii) the possibility that the Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse; (viii) the possibility that position or trading limits will preclude the Subadviser from taking positions in certain futures contracts on behalf of the Portfolio; and (ix) the risks typically associated with foreign investments to the extent the Portfolio invests in futures contracts traded on markets outside the United States.
Investment Company and Exchange-Traded Fund Risk.    An investment in an investment company or ETF involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Non-Diversification Risk.    Because the Portfolio invests in a small number of issuers, its value will be affected to a greater extent by the performance of any one of those issuers or by any single economic, political, market or regulatory event affecting any one of those issuers than would be the value of a portfolio that invests in a larger number of issuers.
Subsidiary Risk.    By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio. The Portfolio’s ability to invest in the Subsidiary will potentially be limited by the Portfolio’s intention to qualify as a regulated investment company, and might adversely affect the Portfolio’s ability to so qualify.
Tax Risk.    In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Portfolio must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Portfolio’s pursuit of its investment strategies will potentially be limited by the Portfolio’s intention to qualify for such treatment and could adversely affect the Portfolio’s ability to so qualify. The Portfolio can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Portfolio were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Portfolio would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Portfolio’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.
Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

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Year-by-Year Total Return for Class B Shares as of
December 31 of Each Year

Highest Quarter	1st – 2019	11.35%
Lowest Quarter	1st – 2020	-9.70%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	Since Inception	Inception Date
Class B	11.85%	9.55%	6.96%	04-14-14
Dow Jones Moderate Index (reflects no deduction for mutual fund fees or expenses)	12.24%	9.36%	7.39%	—
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.    PanAgora Asset Management, Inc., is the subadviser to the Portfolio.
Portfolio Managers.    Edward Qian, Ph.D., CFA, Chief Investment Officer, Head of Research—Multi Asset, and lead Portfolio Manager, and Bryan Belton, CFA, Managing Director—Multi Asset, and Portfolio Manager, each with PanAgora, have managed the Portfolio since its inception in 2014. Jon Beaulieu, CFA, Director—Multi Asset, and Portfolio Manager, with PanAgora, has managed the Portfolio since May 2020.
Purchase and Sale of Portfolio Shares

Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s),

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who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Volatility Management Risk
The Portfolio’s Subadviser seeks to mitigate the effects of extreme market conditions by attempting to adjust the Portfolio’s overall exposure to volatility. There can be no guarantee that the Portfolio’s Subadviser will be successful in managing the Portfolio’s overall level of volatility. As a result, the Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forego some of the returns that can be associated with periods of rising equity values. In addition, the investment performance of the Portfolio relative to that of other portfolios may be adversely affected if the other portfolios do not attempt to manage their volatility or they target a different level of volatility than does the Portfolio.
The investment techniques the Portfolio’s Subadviser uses in managing the Portfolio’s volatility may not be as effective as the techniques other portfolios may use to manage volatility. In addition, the Portfolio may realize losses as a result of the implementation of volatility management strategies for the Portfolio. For example, delays in increasing or decreasing the Portfolio’s volatility level may adversely affect the Portfolio’s performance or result in losses. During periods of extremely low volatility or extremely high volatility, the Subadviser may experience difficulty in adjusting the Portfolio’s volatility to the desired level.
Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Portfolio’s Subadviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Portfolio’s Subadviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Portfolio’s investments.
When Models and Data used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Portfolio’s Subadviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss favorable investment opportunities altogether. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Portfolio’s Subadviser may be predictive in nature. Because these predictive Models are typically constructed based on

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historical data supplied by third parties, the success of these Models is dependent largely on the accuracy and reliability of the supplied historical data. In addition, Models that are predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark-to-market basis. Use of these Models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Subadviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.
All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
Asset Allocation Risk
The Portfolio’s ability to achieve its investment objective depends upon PanAgora’s analysis of various economic or market factors and the mix of asset classes that results from such analysis. PanAgora’s analysis, including any evaluations and assumptions regarding such economic or market factors, may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if PanAgora allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
Derivatives Risk
The Portfolio will primarily invest in derivatives, such as futures and forward contracts, and swaps, to seek investment exposure to certain asset classes and enhance returns. To a lesser extent, the Portfolio may also invest in derivatives to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase.

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To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
On October 28, 2020, the Securities and Exchange Commission adopted Rule 18f-4 under the 1940 Act, which, once effective, will apply to the Portfolio’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior Securities and Exchange Commission guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The application of Rule 18f-4 to the Portfolio could restrict the Portfolio’s ability to utilize derivative investments and financing transactions and prevent the Portfolio from implementing its principal investment strategies in the manner that it has historically, which may result in changes to the Portfolio’s principal investment strategies and could adversely affect the Portfolio’s performance.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.

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Leveraging Risk
Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.
Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.
The Portfolio will segregate or “earmark” liquid assets in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so to satisfy its obligations or to meet segregation requirements. In addition, leverage can create an interest expense that would lower the Portfolio’s overall returns. There can be no guarantee that a leveraging strategy will be successful.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment

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at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which the Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying

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stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates may impact the yield of the Portfolio’s investments in fixed income securities and may increase the risk that, if followed by rising interest rates, the Portfolio’s performance will be negatively impacted. The Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. In determining whether to increase or decrease interest rates, central banks typically consider, among other factors, the current state of the economy and markets, economic and financial forecasts, and the general economic outlook. There can be no assurance that the actions taken by central banks will have their intended effect.
The U.S. Government and the U.S. Federal Reserve have taken steps to support financial markets, including by keeping interest rates at low levels. The U.S. Federal Reserve has in the past reduced its market support activities. A reduction or withdrawal of U.S. Federal Reserve or other governmental support, including interest rate increases, could reduce the value of debt securities in which the Portfolio invests.

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In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
TIPS and Inflation-Linked Bonds Risk
The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. If the Portfolio purchases, in the secondary market, inflation-protected securities whose principal values have been adjusted upward due to inflation since issuance, the Portfolio may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Commodities Risk
The Portfolio may invest directly or indirectly in commodity-linked derivative instruments that are designed to provide it with exposure to the commodities market without necessarily investing directly in physical commodities. Commodities are real assets such as oil, industrial metals, and precious metals such as gold or silver. The value of commodities may be affected by events that have less impact on non-commodity investments. Moreover, exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities due to a variety of factors, including supply and demand relationships, fiscal and exchange control programs, or international, economic, political or regulatory developments. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, embargoes, tariffs and international economic, political and regulatory developments. In addition, commodities markets (and commodity-linked derivative instruments) may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and intervention.
In addition, there may be costs associated with the physical storage of the commodity underlying a derivative instrument, and the price of a commodity futures contract will reflect the storage costs of owning the physical commodity, even though the contract participants may not intend to make or take delivery of the commodity. Changes in storage costs for a commodity may result in changes to the value of futures contracts relating to that commodity.
Changes in the nature of the participants in the commodity derivatives markets may also affect the prices of such derivatives. For example, producers seeking to lock in the price of a

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commodity that they will deliver in the future generally must sell futures contracts at a price lower than the expected future cash price of the commodity in order to induce speculators to purchase the other side of the same futures contracts. Conversely, end users of a commodity seeking to hedge against a rise in prices generally must purchase futures contracts at a price higher than the expected future cash price. Therefore, the price of a commodity derivative may fluctuate based on whether the predominant hedgers in the market are producers or users of the commodity.
The Portfolio’s ability to invest in commodity-linked derivative instruments may be limited by the Portfolio’s intention to qualify as a regulated investment company, and could adversely affect the Portfolio’s ability to so qualify. If the Portfolio’s investments in commodity-linked derivative instruments were to exceed applicable limits or if such investments were to be recharacterized for U.S. federal income tax purposes, the Portfolio might be unable to qualify as a regulated investment company for one or more years, which would adversely affect the value of the Portfolio.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.
The Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio in respect of the counterparty’s obligations to the Portfolio or recovering collateral that the Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
Forward and Futures Contract Risk
The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the

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imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty to a forward contract will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements on a futures contract, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so.
Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Portfolio to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).
The Portfolio will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. The Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. For example, in the event of an insolvency of the futures commission merchant, the Portfolio may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or realize the value of any increase in the price of its positions. The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and may impose sanctions or restrictions. In addition, the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the CFTC to establish speculative position limits on listed futures and economically equivalent over-the-counter (“OTC”) derivatives. Regulatory action taken by the CFTC to establish these additional position limits may adversely affect the market liquidity of the futures contracts, options and economically equivalent derivatives in which the Portfolio may invest. It is possible that, as a result of such limits, the Portfolio’s Subadviser will be precluded from taking positions in certain futures contracts or OTC derivatives as a result of positions held by other clients of the Subadviser or by the Subadviser or its affiliates themselves.
Futures contracts traded on markets outside the United States are not generally subject to regulation by the CFTC or other U.S. regulatory entities, including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Portfolio may not be afforded the same protections as are afforded those payments in the United States, including in connection with the insolvency of an executing or

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clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
Investment Company and Exchange- Traded Fund Risk
Investments in open-end and closed-end investment companies and ETFs involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities depending on a variety of factors, including market supply and demand.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against an issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the

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risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Non-Diversification Risk
The Portfolio is non-diversified, which means that it can hold securities of a smaller number of issuers and can invest a larger percentage of its assets in a single issuer than a diversified portfolio. To the extent that the Portfolio holds securities of a smaller number of issuers or invests a larger percentage of its assets in a single issuer than a diversified portfolio, the value of the Portfolio, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.

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Subsidiary Risk
By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and the Subsidiary are both managed by the Subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Under Treasury regulations, the earnings of the Subsidiary included in the income of the Portfolio for U.S. federal income purposes will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Portfolio’s business of investing in stock, securities or currencies. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Island taxes, Portfolio shareholders would likely suffer decreased investment returns.
Tax Risk
In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Portfolio must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Portfolio’s pursuit of its investment strategies will potentially be limited by the Portfolio’s intention to qualify for such treatment and could adversely affect the Portfolio’s ability to so qualify. The Portfolio can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Portfolio were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Portfolio would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Portfolio’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.
Portfolio Turnover Risk
The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Portfolio’s Subadviser may, at its discretion, sell a portfolio security to take advantage of more attractive investment opportunities, when it no longer meets the criteria used to implement the Portfolio’s investment strategy, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the

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principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Portfolio Turnover
The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objectives. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the Portfolio’s portfolio turnover rate that is reported in the Portfolio Summary. If these instruments were included in that calculation, the Portfolio would have a higher portfolio turnover rate than otherwise stated.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example,

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the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

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It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.650% of the first $250 million of such assets, plus 0.640% of such assets over $250 million up to $750 million, plus 0.630% of such assets over $750 million up to $1 billion, plus 0.600% of such assets over $1 billion. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.65% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio. The Subsidiary is also managed by the Subadviser.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval

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of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.35% of the Portfolio’s average daily net assets.
PANAGORA ASSET MANAGEMENT, INC., One International Place, 24th Floor, Boston, Massachusetts 02110. PanAgora was founded in 1985 and incorporated in 1989. The voting interests in PanAgora are owned by Power Financial Corporation (through a series of subsidiaries, including Great West Lifeco Inc. and Putnam Investments, LLC). In addition, certain PanAgora employees own non-voting interests in PanAgora. Assuming all employee stock and options are issued and exercised, up to 20% of the economic interest in PanAgora would be owned by PanAgora employees. PanAgora had approximately $38.4 billion in assets under management as of December 31, 2020.
The following individuals are responsible for overseeing the day-to-day management of the Portfolio:
Edward Qian, Ph.D., CFA, is the Chief Investment Officer of Multi Asset and Head of Multi Asset Research for the firm. His primary responsibilities include investment research and portfolio management in PanAgora’s Multi Asset group. He is also a member of the firm’s Investment, Operating, and Directors Committees. Dr. Qian joined PanAgora in 2005.
Bryan Belton, CFA, is a Managing Director within the Multi Asset group. Mr. Belton is responsible for the daily management of the firm’s Diversified Risk Multi Asset, global fixed income, currency, and commodity portfolios. Mr. Belton is a member of the firm’s Directors Committee. Mr. Belton joined PanAgora in 2005.
Jon Beaulieu, CFA, is a Director within the Multi Asset group. Mr. Beaulieu is responsible for the daily management of the firm’s Risk Parity portfolios. Mr. Beaulieu also assists with the management of the firm’s domestic and global fixed income portfolios. Mr. Beaulieu joined PanAgora in 2010.
Messrs. Qian and Belton, each with PanAgora, have managed the Portfolio since its inception in 2014. Mr. Beaulieu, with PanAgora, has managed the Portfolio since May 2020.

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Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the

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particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such

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requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under certain variable insurance products. A large number of transfers among the available investment options could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or

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delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio

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manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times

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to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). The Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.

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Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. The Subsidiary investments will be priced daily and a net asset value will be determined with respect to the Subsidiary each day. The Portfolio will value its shares of the Subsidiary at this net asset value.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Subject to the

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Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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CONSOLIDATED FINANCIAL HIGHLIGHTS
The consolidated financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). The consolidated financial highlights table includes the financial highlights of the Subsidiary. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
PanAgora Global Diversified Risk Portfolio

Selected per share data
	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.75	$9.96	$11.62	$10.32	$9.62

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)	0.06	0.09	0.02	(0.06	)(b)
Net realized and unrealized gain (loss)	1.28	2.11	(0.93)	1.28	1.13

Total income (loss) from investment operations	1.23	2.17	(0.84)	1.30	1.07

Less Distributions
Distributions from net investment income	(0.38)	(0.38)	0.00	0.00	(0.18)
Distributions from net realized capital gains	(0.78)	0.00	(0.82)	0.00	(0.19)

Total distributions	(1.16)	(0.38)	(0.82)	0.00	(0.37)

Net Asset Value, End of Period	$11.82	$11.75	$9.96	$11.62	$10.32

Total Return (%) (c)	11.85	21.99	(7.59)	12.60	11.12

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	1.10	1.08	1.13	1.30
Net ratio of expenses to average net assets (%) (d)	1.10	1.10	1.08	1.13	1.30
Ratio of net investment income (loss) to average net assets (%)	(0.42)	0.57	0.82	0.20	(0.60	)(b)
Portfolio turnover rate (%)	85	46	20	30	1
Net assets, end of period (in millions)	$258.9	$232.8	$195.3	$257.0	$188.7

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Net investment income per share and the ratio of net investment income to average net assets include a non‑recurring refund for overbilling of prior years’ custodian out‑of‑pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.

(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(d)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser.

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1-800-638-7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎	By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183

BRIGHTHOUSE FUNDS
TRUST I
TCW Core Fixed Income Portfolio
Class A and Class B Shares
PROSPECTUS
April 30, 2021

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

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TCW Core Fixed Income Portfolio
PORTFOLIO SUMMARY:
Investment Objective
Maximize total return consistent with the preservation of capital.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B
Management Fee	0.55%		0.55%
Distribution and/or Service (12b‑1) Fees	None		0.25%
Other Expenses	0.03%		0.03%
Acquired Fund Fees and Expenses	0.02%		0.02%

Total Annual Portfolio Operating Expenses	0.60%		0.85%
Fee Waiver *	(0.13%	)	(0.13%	)

Net Operating Expenses	0.47%		0.72%

*	Brighthouse Investment Advisers, LLC has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$48	$179	$322	$738
Class B	$74	$258	$459	$1,037
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 352% of the average value of its portfolio.
Principal Investment Strategies
TCW Investment Management Company LLC (“TCW” or “Subadviser”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s net assets in debt securities. These debt securities include but are not limited to securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored corporations; corporate obligations (including convertible securities); mortgage-backed securities; asset-backed securities; U.S. dollar-denominated foreign securities (corporate and government); and other securities bearing fixed or variable interest rates of any maturity.
The Portfolio may invest up to 5% of its net assets in high-yield fixed income securities (commonly known as “junk bonds”). The Portfolio may also invest a portion of its assets in bank loans of companies in the high-yield universe. High-yield portfolio holdings are diversified by industry and issuer in an attempt to reduce the impact of negative events for an industry or issuer. The Portfolio may also make use of mortgage dollar rolls, repurchase agreements, reverse repurchase agreements and inflation-indexed bonds. The Portfolio may invest in securities issued pursuant to Rule 144A under the Securities Act of 1933.
The Portfolio may invest, without limitation, in derivative instruments such as options, futures and swap agreements. The Portfolio may invest in securities that are commonly referred to as mortgage derivatives (including inverse floaters) and interest only (“IO”), principal-only (“PO”), inverse IOs and tiered index bonds. The

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Portfolio may also purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.
Under normal market conditions, the Portfolio uses a controlled risk approach, which attempts to control the principal risk components of the fixed-income markets and include consideration of:

∎	security selection within a given sector,

∎	relative performance of the various market sectors,

∎	the shape of the yield curve, and

∎	fluctuations in the overall level of interest rates.
TCW utilizes active asset allocation in managing the Portfolio’s investments and monitors the duration of the Portfolio’s portfolio securities to seek to mitigate its exposure to interest rate risk.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
High Yield Debt Security Risk.    High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in

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emerging market countries. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Convertible Securities Risk.     Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer, or the Portfolio may be forced to convert a convertible security, at a time and a price that is disadvantageous to the Portfolio.
Loan Investment Risk.    Investments in loans expose the Portfolio to interest rate risk and the credit and counterparty risk of the underlying borrowers of those loans. No active trading market may exist for certain loans. Moreover, adverse market conditions may impair the liquidity of some actively traded loans. The Portfolio may have difficulty valuing and selling loans that are illiquid or are less actively traded. Loans are also subject to the risk that borrowers will prepay the principal more quickly than expected, which could cause the Portfolio to reinvest the repaid principal in investments with lower yields, thereby exposing the Portfolio to a lower rate of return. There may be a limited amount of public information about the loans in which the Portfolio invests. Purchases and sales of loans are generally subject to contractual restrictions that may impede the Portfolio’s ability to buy or sell loans and may negatively affect the transaction price. Loan transactions may take longer than seven days to settle, and the Portfolio may hold cash, sell investments, or temporarily borrow from banks or other lenders in order to meet short-term liquidity needs. The Portfolio may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to any loans it owns in the event of fraud or misrepresentation by a borrower. The Portfolio’s purchase and sale of loans may involve the risk of market manipulation by a borrower. Any investments in below investment grade loans and other debt securities expose a portfolio to greater market risk and credit and counterparty risk than a portfolio that invests only in investment grade loans and debt securities. Lower rated securities also may be subject to greater price volatility than higher rated investments.
Mortgage-Backed and Asset-Backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.
Forward Commitment, When-Issued and Delayed Delivery Securities Risk.    Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value or yield of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price or expected yield before the securities are actually issued or delivered. These investments may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
TIPS and Inflation-Linked Bonds Risk.    The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including Treasury Inflation Protected Securities, may experience greater losses than other fixed income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Mortgage Dollar Roll Transactions Risk.    Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price. In addition, the Portfolio will incur higher transaction costs if its mortgage dollar roll transactions lead to higher portfolio turnover. These transactions also may subject the Portfolio to a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.

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Reverse Repurchase Agreement Risk.    Reverse repurchase agreements are subject to market risk, credit and counterparty risk and leveraging risk. Reverse repurchase agreements involve the risk that the market value of the securities sold will decline below the price at which the Portfolio is required to repurchase them. In addition, reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner or at all. The Portfolio could lose money if it is unable to recover the securities and the value of the collateral held by the Portfolio, including the value of the investments made with cash collateral, is less than the value of the securities. Reverse repurchase agreements may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Rule 144A and Other Exempted Securities Risk.    In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. If an insufficient number of eligible buyers is interested in purchasing privately placed and other securities or instruments exempt from Securities and Exchange Commission registration (collectively “private placements”) at a particular time, this could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even the Portfolio’s holdings of liquid private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The information that issuers of Rule 144A eligible securities are required to disclose to potential investors is much less extensive than that required of public companies and is not publicly available, and issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	2nd – 2020	4.09%
Lowest Quarter	4th – 2016	-2.70%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	Since Inception	Inception Date
Class A	9.54%	4.72%	4.06%	05-01-15
Class B	9.14%	4.46%	3.83%	05-01-15
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for mutual fund fees or expenses)	7.51%	4.43%	3.77%	—

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Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.    TCW Investment Management Company LLC is the subadviser to the Portfolio.
Portfolio Managers.    Stephen M. Kane, Group Managing Director, Laird R. Landmann, Group Managing Director and Co-Director of Fixed Income, Tad Rivelle, Group Managing Director and Chief Investment Officer-Fixed Income, and Bryan Whalen, Group Managing Director, all with TCW, have each managed the Portfolio since its inception in 2015.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s

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return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.

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The terms of investments, financings or other transactions to which the Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates may impact the yield of the Portfolio’s investments in fixed income securities and may increase the risk that, if followed by rising interest rates, the Portfolio’s performance will be negatively impacted. The Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.

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Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. In determining whether to increase or decrease interest rates, central banks typically consider, among other factors, the current state of the economy and markets, economic and financial forecasts, and the general economic outlook. There can be no assurance that the actions taken by central banks will have their intended effect.
The U.S. Government and the U.S. Federal Reserve have taken steps to support financial markets, including by keeping interest rates at low levels. The U.S. Federal Reserve has in the past reduced its market support activities. A reduction or withdrawal of U.S. Federal Reserve or other governmental support, including interest rate increases, could reduce the value of debt securities in which the Portfolio invests.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

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The Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio in respect of the counterparty’s obligations to the Portfolio or recovering collateral that the Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
High Yield Debt Security Risk
High yield debt securities, or “junk bonds”, are securities that are rated below “investment grade” or are not rated but are of equivalent quality. A Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than a Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid.
A Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit and counterparty risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.
A Portfolio that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio, or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Portfolio’s Subadviser to be of comparable quality (“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. A Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. A Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

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Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities

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are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also are generally expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Convertible Securities Risk
Investments in convertible securities are subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit and counterparty risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio. The Portfolio also may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Portfolio’s return.
The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Nearly all debt securities, including debt securities that are convertible into equity securities, are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. Government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. Government agency, instrumentality, or corporation; or otherwise supported by the United States. If the Portfolio invests in debt securities, the value

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of your investment may be adversely affected if an issuer’s or a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.
Convertible securities subject the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
The values of convertible securities are subject to change when prevailing interest rates change. The value of convertible securities tends to decline when prevailing interest rates rise and, conversely, tends to increase when interest rates go down. As the value of the common stock underlying a convertible security declines, the convertible security’s sensitivity to changes in prevailing interest rates tends to increase. The income generated by convertible securities may decline when prevailing interest rates decline and, conversely, increase when interest rates rise.
Loan Investment Risk
Investments in loans expose the Portfolio to interest rate risk and the credit and counterparty risk of the underlying borrowers of those loans. It is possible that these investments also expose the Portfolio to the credit and counterparty risk of the financial or other institution from which or to whom the Portfolio purchases or sells loans. Economic and other events can reduce the demand for certain loans or loans generally, which may reduce market prices and cause the Portfolio’s share price to fall. The frequency and magnitude of such changes cannot be predicted. In addition, the market for some loans may be illiquid and, consequently, the Portfolio may have difficulty valuing and selling these investments. The Portfolio may be dependent on third parties to enforce its rights against underlying borrowers.
Any investments in below investment grade floating rate loans and floating rate and other debt securities are considered speculative because of the credit and counterparty risk of their borrowers and issuers and would expose the Portfolio to greater market risk and credit and counterparty risk than a portfolio that invests only in investment grade loans and debt securities. Changes in economic conditions or other circumstances are more likely to reduce the capacity of borrowers and issuers of lower rated investments to make principal and interest payments. Such borrowers and issuers are also more likely to default on their payments of interest and principal owed than borrowers and issuers of investment grade loans and debt securities. Such defaults could reduce the Portfolio’s share price and income distributions. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt security may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which could adversely affect the loan’s value.
Although loans and other debt securities may be adversely affected by rising interest rates, the floating rate feature of certain loans and debt securities may reduce this risk. Declines in prevailing interest rates may increase prepayments of loans and other debt securities and may expose the Portfolio to a lower rate of return if it reinvests the repaid principal in loans or debt

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securities with lower yields. Debt securities that do not make regular payments of interest may experience greater volatility in response to changes in interest rates. No active trading market may exist for certain loans, which would impair the ability of the Portfolio to realize the full value of such loans in the event of the need to liquidate such assets. Moreover, adverse market conditions may impair the liquidity of some actively traded loans.
There is typically a limited amount of public information available about loans because loans normally are not registered with the Securities and Exchange Commission or any state securities commission or listed on any securities exchange. Certain of the loans in which the Portfolio may invest may not be considered “securities,” and therefore the Portfolio may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to those loans in the event of fraud or misrepresentation by a borrower. The Portfolio may come into possession of material, non-public information about a borrower as a result of the Portfolio’s ownership of a loan or other floating-rate instrument of the borrower. Because of prohibitions on trading in securities of issuers while in possession of material, non-public information, the Portfolio might be unable to enter into a transaction in a publicly-traded security of the borrower when it would otherwise be advantageous to do so. If the Subadviser declines to receive available material nonpublic information about the issuers of loans that also issue publicly traded securities, the Subadviser may have less information than other investors about certain of the loans in which it seeks to invest.
Some of the loans in which the Portfolio may invest or to which the Portfolio may obtain exposure may be “covenant-lite” loans, which contain fewer or less restrictive constraints on the borrower than certain other types of loans. The Portfolio may have fewer rights against a borrower when it invests in or has exposure to such loans and so may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.
Loans trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may (i) impede the Portfolio’s ability to buy or sell loans; (ii) negatively affect the transaction price; (iii) affect the counterparty credit risk borne by the Portfolio; (iv) impede the Portfolio’s ability to timely vote or otherwise act with respect to loans; and (v) expose the Portfolio to adverse tax or regulatory consequences. The Portfolio’s transactions in loans may take longer than seven days to settle, which may affect the Portfolio’s process for meeting redemptions. The Portfolio may hold cash, sell securities or temporarily borrow from banks or other lenders in order to meet short-term liquidity needs.
Mortgage-Backed and Asset-Backed Securities Risk
Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or

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an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they are particularly sensitive to interest rates. On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative,” the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation began issuing uniform mortgage-backed securities (“UMBS”). All of the risks applicable to investing in mortgage-backed securities are applicable to investing in UMBS.
Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.
Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed will be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts exposes the Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, the Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.
Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause the Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.
Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities. During periods of market stress or high redemptions, the Portfolio may be forced to sell these securities at significantly reduced prices. Liquidity risk is even greater for mortgage pools that include subprime mortgages.
The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any.
If the Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments

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after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.
Forward Commitment, When-Issued and Delayed Delivery Securities Risk
Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price before the securities are actually issued or delivered. Due to fluctuations in the value of the securities the Portfolio is obligated to purchase, the yield obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually issued or delivered. The issuance of some when-issued securities also may be contingent upon the occurrence of a subsequent event, such as approval of a merger corporate reorganization or debt restructuring, which may increase the risk that they could decline in value by the time they are actually issued. Investments in forward commitments and when-issued and delayed delivery securities may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
TIPS and Inflation-Linked Bonds Risk
The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. If the Portfolio purchases, in the secondary market, inflation-protected securities whose principal values have been adjusted upward due to inflation since issuance, the Portfolio may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Mortgage Dollar Roll Transactions Risk
Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price before the purchase is consummated. In addition, the Portfolio will incur higher transaction costs if its mortgage dollar roll transactions lead to higher portfolio turnover. Mortgage dollar roll transactions may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.

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Reverse Repurchase Agreement Risk
Reverse repurchase agreements involve the sale of securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements are subject to market risk, credit and counterparty risk and leveraging risk. Reverse repurchase agreements involve the risks that (i) the interest income earned from the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Portfolio will decline below the price of the securities the Portfolio has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Portfolio is required to repurchase them and (iv) the securities will not be returned in a timely manner or at all.
The Portfolio could lose money if it is unable to recover the securities and the value of the collateral held by the Portfolio, including the value of the investments made with cash collateral, is less than the value of the securities.
The Portfolio’s use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not used reverse repurchase agreements, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the interest income earned from the investment of the proceeds of the reverse repurchase agreement. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.
In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, that buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s obligations to repurchase the securities and the Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
Portfolio Turnover Risk
The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rates may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be

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substantially offset by the gains on the hedged security. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
On October 28, 2020, the Securities and Exchange Commission adopted Rule 18f-4 under the 1940 Act, which, once effective, will apply to the Portfolio’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior Securities and Exchange Commission guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The application of Rule 18f-4 to the Portfolio could restrict the Portfolio’s ability to utilize derivative investments and financing transactions and prevent the Portfolio from implementing its principal investment strategies in the manner that it has historically, which may result in changes to the Portfolio’s principal investment strategies and could adversely affect the Portfolio’s performance.

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Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Rule 144A and Other Exempted Securities Risk
In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even if a private placement is determined to be liquid, the Portfolio’s holdings of private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering is not filed with the Securities and Exchange Commission. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S
INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a

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substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities.
The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Portfolio Turnover
The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objective.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1⁄3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio

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securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private

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shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

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It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of 0.550% of the average daily net assets of the Portfolio. For the period ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.42% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.
Contractual Fee Waiver
BIA has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.480% of the first $500 million of the Portfolio’s average daily net assets, 0.400% of such assets over $500 million up to $2 billion and 0.350% of such assets over $2 billion. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees

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for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the period ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.12% of the Portfolio’s average daily net assets.
TCW INVESTMENT MANAGEMENT COMPANY LLC is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of December 31, 2020, TCW and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $247.6 billion under management or committed to management.
Stephen M. Kane, Laird R. Landmann, Tad Rivelle and Bryan Whalen have each managed the Portfolio since its inception in 2015.
Mr. Kane is Group Managing Director of TCW, TCW Asset Management Company LLC, and Metropolitan West Asset Management, LLC since 2009. Previously, he was a portfolio manager and founding partner with Metropolitan West Asset Management, LLC.
Mr. Landmann is Group Managing Director and Co-Director of Fixed Income of TCW, TCW Asset Management Company LLC, and Metropolitan West Asset Management, LLC since 2009. Previously, he was a portfolio manager and founding partner with Metropolitan West Asset Management, LLC.
Mr. Rivelle is Group Managing Director and Chief Investment Officer-Fixed Income of TCW, TCW Asset Management Company LLC, and Metropolitan West Asset Management, LLC since 2009. Previously, he was Chief Investment Officer, portfolio manager and a founding partner with Metropolitan West Asset Management, LLC.

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Mr. Whalen is Group Managing Director of TCW, TCW Asset Management Company LLC, and Metropolitan West Asset Management, LLC since 2009. Previously, he was a portfolio manager, partner and mortgage specialist with Metropolitan West Asset Management, LLC.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to

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provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must

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be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.

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Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.

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The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable Insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.

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Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long‑term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s

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assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.

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If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of the Portfolio for the past five years (or the life of the Portfolio, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
TCW Core Fixed Income Portfolio

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.47	$9.98	$10.22	$10.10	$9.95

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.27	0.26	0.20	0.16
Net realized and unrealized gain (loss)	0.80	0.58	(0.24)	0.12	0.07

Total income (loss) from investment operations	0.99	0.85	0.02	0.32	0.23

Less Distributions
Distributions from net investment income	(0.36)	(0.36)	(0.26)	(0.18)	(0.08)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.02)	0.00

Total distributions	(0.36)	(0.36)	(0.26)	(0.20)	(0.08)

Net Asset Value, End of Period	$11.10	$10.47	$9.98	$10.22	$10.10

Total Return (%) (b)	9.54	8.64	0.23	3.17	2.33

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.57	0.57	0.57	0.57
Net ratio of expenses to average net assets (%) (c)	0.45	0.45	0.44	0.43	0.43
Ratio of net investment income to average net assets (%)	1.75	2.63	2.59	1.98	1.56
Portfolio turnover rate (%)	352 (d)	232 (d)	262 (d)	308 (d)	298 (d)
Net assets, end of period (in millions)	$1,775.8	$1,831.5	$2,057.7	$2,238.8	$2,210.4

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.45	$9.96	$10.19	$10.09	$9.95

Income (Loss) from Investment Operations
Net investment income (a)	0.16	0.24	0.23	0.18	0.14
Net realized and unrealized gain (loss)	0.79	0.59	(0.23)	0.11	0.08

Total income (loss) from investment operations	0.95	0.83	0.00	0.29	0.22

Less Distributions
Distributions from net investment income	(0.33)	(0.34)	(0.23)	(0.17)	(0.08)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.02)	0.00

Total distributions	(0.33)	(0.34)	(0.23)	(0.19)	(0.08)

Net Asset Value, End of Period	$11.07	$10.45	$9.96	$10.19	$10.09

Total Return (%) (b)	9.14	8.39	0.07	2.82	2.21

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.82	0.82	0.82	0.82
Net ratio of expenses to average net assets (%) (c)	0.70	0.70	0.69	0.68	0.68
Ratio of net investment income to average net assets (%)	1.48	2.38	2.34	1.73	1.34
Portfolio turnover rate (%)	352 (d)	232 (d)	262 (d)	308 (d)	298 (d)
Net assets, end of period (in millions)	$0.4	$0.5	$0.5	$0.6	$0.6

(a)	Per share amounts based on average shares outstanding during the period.

(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 207%, 203%, 198%, 207%, and 193% for the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively.

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎	By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I

AB International Bond Portfolio
Class A and Class B Shares
PROSPECTUS
April 30, 2021

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

AB International Bond Portfolio

PORTFOLIO SUMMARY:
Investment Objective
To maximize total return.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B
Management Fee	0.51%	0.51%
Distribution and/or Service (12b‑1) Fees	None	0.25%
Other Expenses	0.06%	0.06%

Total Annual Portfolio Operating Expenses	0.57%	0.82%
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$58	$183	$318	$714
Class B	$84	$262	$455	$1,014
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 106% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed income securities. Under normal market conditions, the Portfolio invests significantly in fixed income securities of non-U.S. issuers. In addition, the Portfolio invests, under normal circumstances, in the fixed income securities of issuers located in at least three countries. The Portfolio may invest in a broad range of fixed income securities in both developed and emerging markets, and may invest significantly in emerging markets. The Portfolio may invest across all fixed income sectors, including U.S. and non-U.S. Government and corporate debt securities. The Portfolio’s investments may be denominated in local currency or U.S. Dollar-denominated. The Portfolio may invest in debt securities with a range of maturities from short- to long-term. The average portfolio duration of the Portfolio normally varies within 70% to 130% of the duration of a blended index comprised of the Bloomberg Barclays Global Aggregate ex-USD Index (USD Hedged) (60%) and the JPMorgan EMBI Global Diversified Index (40%) (the “Custom Benchmark”), as calculated by the Portfolio’s subadviser, AllianceBernstein L.P. (“AllianceBernstein” or “Subadviser”). The Portfolio may use borrowings or other leverage for investment purposes.
In managing the Portfolio, AllianceBernstein uses an investment process that involves both quantitative models and fundamental analysis. AllianceBernstein selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, AllianceBernstein takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.
AllianceBernstein will actively manage the Portfolio’s assets in relation to market conditions and general economic conditions and adjust the Portfolio’s

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investments in an effort to best enable the Portfolio to achieve its investment objective. Thus, the percentage of the Portfolio’s assets invested in a particular country or denominated in a particular currency will vary in accordance with AllianceBernstein’s assessment of the relative yield and appreciation potential of such securities and the relationship of the country’s currency to the U.S. dollar. The Portfolio may use derivative currency transactions in an effort to obtain net long or net negative (short) exposure to selected currencies. The Portfolio may, from time to time, emphasize one or more sectors.
Under normal circumstances, the Portfolio invests at least 50% of its net assets in fixed income securities rated investment grade at the time of investment and may invest up to 50% of its net assets in below investment grade fixed income securities (commonly known as “junk bonds”). Split rated bonds (bonds that receive different ratings from two or more rating agencies) will be considered to have the higher credit rating.
The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, securities issued pursuant to Rule 144A under the Securities Act of 1933 and variable, floating, and inverse floating-rate instruments, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures contracts, forwards, or swaps.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
High Yield Debt Security Risk.    High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to

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those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.
TIPS and Inflation-Linked Bonds Risk.    The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including Treasury Inflation Protected Securities, may experience greater losses than other fixed income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Emerging Markets Risk.    In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.
Model and Data Risk.    When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Mortgage-Backed and Asset-Backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of its prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.
Leveraging Risk.    Derivatives and other transactions that give rise to leverage may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging also may require that the Portfolio liquidate portfolio securities when it is not advantageous to do so to satisfy its obligations or to meet segregation requirements. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed. Leverage can create an interest expense that would lower the Portfolio’s overall returns. There can be no guarantee that a leveraging strategy will be successful.
Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such

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instruments as part of its investment strategies, which could adversely affect the Portfolio.
Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
Focused Investment Risk.    Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
Loan Investment Risk.    Investments in loans expose the Portfolio to interest rate risk and the credit and counterparty risk of the underlying borrowers of those loans. No active trading market may exist for certain loans. Moreover, adverse market conditions may impair the liquidity of some actively traded loans. The Portfolio may have difficulty valuing and selling loans that are illiquid or are less actively traded. Loans are also subject to the risk that borrowers will prepay the principal more quickly than expected, which could cause the Portfolio to reinvest the repaid principal in investments with lower yields, thereby exposing the Portfolio to a lower rate of return. There may be a limited amount of public information about the loans in which the Portfolio may invest. Purchases and sales of loans are generally subject to contractual restrictions that may impede the Portfolio’s ability to buy or sell loans and may negatively affect the transaction price. Loan transactions may take longer than seven days to settle, and the Portfolio may hold cash, sell investments, or temporarily borrow from banks or other lenders in order to meet short-term liquidity needs. The Portfolio may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to any loans it owns in the event of fraud or misrepresentation by a borrower. The Portfolio’s purchase and sale of loans may involve the risk of market manipulation by a borrower. Any investments in below investment grade loans and other debt securities expose a portfolio to greater market risk and credit and counterparty risk than a portfolio that invests only in investment grade loans and debt securities. Lower rated securities also may be subject to greater price volatility than higher rated investments.
Reverse Repurchase Agreement Risk.    Reverse repurchase agreements are subject to market risk, credit and counterparty risk and leveraging risk. Reverse repurchase agreements involve the risk that the market value of the securities sold will decline below the price at which the Portfolio is required to repurchase them. In addition, reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner or at all. The Portfolio could lose money if it is unable to recover the securities and the value of the collateral held by the Portfolio, including the value of the investments made with cash collateral, is less than the value of the securities. Reverse repurchase agreements may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Mortgage Dollar Roll Transactions Risk.    Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price. In addition, the Portfolio will incur higher transaction costs if its mortgage dollar roll transactions lead to higher portfolio turnover. These transactions also may subject the Portfolio to a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Short Position Risk.    The Portfolio will incur a loss from a short position if the value of the reference instrument increases after the time the Portfolio entered into the short position. Short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses. A portfolio that enters into a short position may lose more money than the actual cost of the short position and its potential losses may be unlimited if the portfolio does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.
Rule 144A and Other Exempted Securities Risk.    In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. If an insufficient number of eligible buyers is interested in purchasing privately placed and other securities or instruments exempt from Securities and Exchange Commission registration (collectively “private placements”) at a particular time, this could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable

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prices, subjecting the Portfolio to liquidity risk. Even the Portfolio’s holdings of liquid private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The information that issuers of Rule 144A eligible securities are required to disclose to potential investors is much less extensive than that required of public companies and is not publicly available, and issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	2nd – 2020	9.48%
Lowest Quarter	1st – 2020	-10.10%

Average Annual Total Return as of December 31, 2020

	1 Year	Since Inception	Inception Date
Class A	4.71%	5.76%	04-29-19
Class B	4.39%	5.56%	04-29-19
Bloomberg Barclays Global Aggregate ex-USD Index (reflects no deduction for mutual fund fees or expenses)	3.94%	5.01%	—
AB Custom Benchmark (reflects no deduction for mutual fund fees or expenses)	4.77%	6.24%	—
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.    AllianceBernstein L.P. is the subadviser to the Portfolio.
Portfolio Managers.    Christian DiClementi, Senior Vice President, Scott A. DiMaggio, CFA, Senior Vice President, and Matthew S. Sheridan, CFA, Senior Vice President, have each managed the Portfolio since its inception in 2019.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s

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return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
The terms of investments, financings or other transactions to which the Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is

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the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates may impact the yield of the Portfolio’s investments in fixed income securities and may increase the risk that, if followed by rising interest rates, the Portfolio’s performance will be negatively impacted. The Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response

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to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. In determining whether to increase or decrease interest rates, central banks typically consider, among other factors, the current state of the economy and markets, economic and financial forecasts, and the general economic outlook. There can be no assurance that the actions taken by central banks will have their intended effect.
The U.S. Government and the U.S. Federal Reserve have taken steps to support financial markets, including by keeping interest rates at low levels. The U.S. Federal Reserve has in the past reduced its market support activities. A reduction or withdrawal of U.S. Federal Reserve or other governmental support, including interest rate increases, could reduce the value of debt securities in which the Portfolio invests.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

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The Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio in respect of the counterparty’s obligations to the Portfolio or recovering collateral that the Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
High Yield Debt Security Risk
High yield debt securities, or “junk bonds”, are securities that are rated below “investment grade” or are not rated but are of equivalent quality. A Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than a Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid.
A Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit and counterparty risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.
A Portfolio that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio, or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Portfolio’s Subadviser to be of comparable quality (“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding.
A Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. A Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

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TIPS and Inflation-Linked Bonds Risk
The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. If the Portfolio purchases, in the secondary market, inflation-protected securities whose principal values have been adjusted upward due to inflation since issuance, the Portfolio may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will

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generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities.
Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Emerging Markets Risk
Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose withholding and other taxes, some of which may be confiscatory, on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.
The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries. Many emerging market countries are heavily dependent on international trade and have fewer trading partners than developed countries, which makes them more sensitive to world commodity prices and economic downturns in other countries.

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The fiscal and monetary policies of emerging market countries may result in sudden or high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.
Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Portfolio’s Subadviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Portfolio’s Subadviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Portfolio’s investments.
When Models and Data used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Portfolio’s Subadviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss favorable investment opportunities altogether. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Portfolio’s Subadviser may be predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on the accuracy and reliability of the supplied historical data. In addition, Models that are predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark-to-market basis. Use of these Models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Subadviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.
All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
Mortgage-Backed and Asset-Backed Securities Risk
Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but

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instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they are particularly sensitive to interest rates. On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative,” the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation began issuing uniform mortgage-backed securities (“UMBS”). All of the risks applicable to investing in mortgage-backed securities are applicable to investing in UMBS.
Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.
Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed will be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts exposes the Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, the Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.
Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause the Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.
Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities. During periods of market stress or high redemptions, the Portfolio may be forced to sell these securities at significantly reduced prices. Liquidity risk is even greater for mortgage pools that include subprime mortgages.

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The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any.
If the Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio will only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.
Leveraging Risk
Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.
Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.
The Portfolio will segregate or “earmark” liquid assets in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so to satisfy its obligations or to meet segregation requirements. In addition, leverage can create an interest expense that would lower the Portfolio’s overall returns. There can be no guarantee that a leveraging strategy will be successful.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative security or other instrument for purposes other

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than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
On October 28, 2020, the Securities and Exchange Commission adopted Rule 18f-4 under the 1940 Act, which, once effective, will apply to the Portfolio’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior Securities and Exchange Commission guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The application of Rule 18f-4 to the Portfolio could restrict the Portfolio’s ability to utilize derivative investments and financing transactions and prevent the Portfolio from implementing its principal investment strategies in the manner that it has historically, which may result in changes to the Portfolio’s principal investment strategies and could adversely affect the Portfolio’s performance.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.

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Portfolio Turnover Risk
The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
Focused Investment Risk
A Portfolio that invests a substantial portion of its assets in a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.
Loan Investment Risk
Investments in loans expose the Portfolio to interest rate risk and the credit and counterparty risk of the underlying borrowers of those loans. It is possible that these investments also expose the Portfolio to the credit and counterparty risk of the financial or other institution from which or to whom the Portfolio purchases or sells loans. Economic and other events can reduce the demand for certain loans or loans generally, which may reduce market prices and cause the Portfolio’s share price to fall. The frequency and magnitude of such changes cannot be predicted. In addition, the market for some loans may be illiquid and, consequently, the Portfolio may have difficulty valuing and selling these investments. The Portfolio may be dependent on third parties to enforce its rights against underlying borrowers.
Any investments in below investment grade floating rate loans and floating rate and other debt securities are considered speculative because of the credit and counterparty risk of their borrowers and issuers and expose the Portfolio to greater market risk and credit and counterparty risk than a portfolio that invests only in investment grade loans and debt securities. Changes in economic conditions or other circumstances are more likely to reduce the capacity of borrowers and issuers of lower rated investments to make principal and interest payments. Such borrowers and issuers are also more likely to default on their payments of interest and principal owed than borrowers and issuers of investment grade loans and debt securities. Such defaults could reduce the Portfolio’s share price and income distributions. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt security may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which could adversely affect the loan’s value.
Although loans and other debt securities may be adversely affected by rising interest rates, the floating rate feature of certain loans and debt securities may reduce this risk. Declines in prevailing interest rates may increase prepayments of loans and other debt securities and may

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expose the Portfolio to a lower rate of return if it reinvests the repaid principal in loans or debt securities with lower yields. Debt securities that do not make regular payments of interest may experience greater volatility in response to changes in interest rates. No active trading market may exist for certain loans, which would impair the ability of the Portfolio to realize the full value of such loans in the event of the need to liquidate such assets. Moreover, adverse market conditions may impair the liquidity of some actively traded loans.
There is typically a limited amount of public information available about loans because loans normally are not registered with the Securities and Exchange Commission or any state securities commission or listed on any securities exchange. Certain of the loans in which the Portfolio may invest may not be considered “securities,” and therefore the Portfolio may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to those loans in the event of fraud or misrepresentation by a borrower. The Portfolio may come into possession of material, non-public information about a borrower as a result of the Portfolio’s ownership of a loan or other floating-rate instrument of the borrower. Because of prohibitions on trading in securities of issuers while in possession of material, non-public information, the Portfolio might be unable to enter into a transaction in a publicly-traded security of the borrower when it would otherwise be advantageous to do so. If the Subadviser declines to receive available material nonpublic information about the issuers of loans that also issue publicly traded securities, the Subadviser may have less information than other investors about certain of the loans in which it seeks to invest.
Some of the loans in which the Portfolio may invest or to which the Portfolio may obtain exposure may be “covenant-lite” loans, which contain fewer or less restrictive constraints on the borrower than certain other types of loans. The Portfolio may have fewer rights against a borrower when it invests in or has exposure to such loans and so may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.
Loans trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may (i) impede the Portfolio’s ability to buy or sell loans; (ii) negatively affect the transaction price; (iii) affect the counterparty credit risk borne by the Portfolio; (iv) impede the Portfolio’s ability to timely vote or otherwise act with respect to loans; and (v) expose the Portfolio to adverse tax or regulatory consequences. The Portfolio’s transactions in loans may take longer than seven days to settle, which may affect the Portfolio’s process for meeting redemptions. The Portfolio may hold cash, sell securities or temporarily borrow from banks or other lenders in order to meet short-term liquidity needs.
Reverse Repurchase Agreement Risk
Reverse repurchase agreements involve the sale of securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements are subject to market risk, credit and counterparty risk and leveraging risk. Reverse repurchase agreements involve the risks that (i) the interest income earned from the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Portfolio will decline below the price of the securities the Portfolio has sold but is obligated to repurchase, (iii) the market value of

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the securities sold will decline below the price at which the Portfolio is required to repurchase them and (iv) the securities will not be returned in a timely manner or at all.
The Portfolio could lose money if it is unable to recover the securities and the value of the collateral held by the Portfolio, including the value of the investments made with cash collateral, is less than the value of the securities.
The Portfolio’s use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not used reverse repurchase agreements, resulting in larger gains or losses in response to market conditions. Leveraging may also expose the Portfolio to losses in excess of the interest income earned from the investment of the proceeds of the reverse repurchase agreement. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.
In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, that buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s obligations to repurchase the securities and the Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
Mortgage Dollar Roll Transactions Risk
Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price before the purchase is consummated. In addition, the Portfolio will incur higher transaction costs if its mortgage dollar roll transactions lead to higher portfolio turnover. Mortgage dollar roll transactions may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.

Short Position Risk
The Portfolio may enter into a short position through several means, including futures contracts, swap agreements and other derivative positions. A portfolio may enter into a short position with respect to a reference instrument when it expects the value of the reference instrument to decline. The Portfolio will incur a loss if the value of the reference instrument increases after the time the Portfolio entered into the short position. This loss will be equal to the increase in the value of the reference instrument from the time that the short position was opened plus any transaction costs associated with the short position. Short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses. A portfolio that enters into a short position may lose more money than the actual cost of the short position and its potential losses may be unlimited if the Portfolio does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position. In addition, the Portfolio’s short positions will limit its ability to benefit fully from increases in the relevant securities markets.

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Rule 144A and Other Exempted Securities Risk
In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even if a private placement is determined to be liquid, the Portfolio’s holdings of private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering is not filed with the Securities and Exchange Commission. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities.

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The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Portfolio Turnover
The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objective.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1⁄3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase

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agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.

Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the

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Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Bloomberg Barclays Global Aggregate ex-USD Index (USD Hedged) is a measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
The Custom Benchmark is a blended index comprised of the Bloomberg Barclays Global Aggregate ex-USD Index (USD Hedged) (60%) and the JPMorgan EMBI Global Diversified Index (40%). The JPMorgan EMBI Global Diversified Index is comprised of USD-denominated emerging markets sovereign debt. It has a distinct distribution scheme which allows a more even distribution of weights among the countries in the index by only including a specified portion of those countries’ eligible current face amounts of debt outstanding.
It is not possible to invest directly in an index.

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ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.520% of the first $500 million of such assets plus 0.500% of such assets over $500 million. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.51% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.
Contractual Fee Waiver
BIA has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.520% of the first $500 million of the Portfolio’s average daily net assets, 0.500% of the next $500 million, 0.480% of the next $500 million, and 0.460% of such assets over $1.5 billion. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the

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responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.21% of the Portfolio’s average daily net assets.
ALLIANCEBERNSTEIN L.P., 1345 Avenue of the Americas, New York, New York 10105, (“AllianceBernstein”) serves as the Subadviser to the Portfolio. AllianceBernstein and its affiliates had approximately $686 billion in assets under management as of December 31, 2020.
Christian DiClementi, Scott A. DiMaggio, CFA, and Matthew S. Sheridan, CFA, are responsible for managing the Portfolio and have been portfolio managers for the Portfolio since its inception in 2019. Each of Messrs. DiClementi, DiMaggio, and Sheridan is a Senior Vice President of AllianceBernstein and has been associated with AllianceBernstein in a substantially similar capacity to his current position since prior to 2014.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales,

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commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

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Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply

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to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances,

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including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.

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If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long‑term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.

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If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and

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ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
AB International Bond Portfolio

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019 (a)
Net Asset Value, Beginning of Period	$10.49	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.26	0.19
Net realized and unrealized gain	0.21	0.30

Total income (loss) from investment operations	0.47	0.49

Less Distributions
Distributions from net investment income	(0.23)	0.00
Distributions from net realized capital gains	(0.08)	0.00

Total distributions	(0.31)	0.00

Net Asset Value, End of Period	$10.65	$10.49

Total Return (%) (c)	4.71	4.90	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	0.59	(e)
Net ratio of expenses to average net assets (%) (f)	0.57	0.59
Ratio of net investment income to average net assets (%)	2.56	2.69	(e)
Portfolio turnover rate (%)	106	68	(d)
Net assets, end of period (in millions)	$1,003.3	$1,007.9

	Class B
	Year Ended December 31,
	2020	2019 (a)
Net Asset Value, Beginning of Period	$10.49	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.23	0.18
Net realized and unrealized gain	0.21	0.31

Total income (loss) from investment operations	0.44	0.49

Less Distributions
Distributions from net investment income	(0.23)	0.00
Distributions from net realized capital gains	(0.08)	0.00

Total distributions	(0.31)	0.00

Net Asset Value, End of Period	$10.62	$10.49

Total Return (%) (c)	4.39	4.90	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.84	(e)
Net ratio of expenses to average net assets (%) (f)	0.82	0.84
Ratio of net investment income to average net assets (%)	2.29	2.55	(e)
Portfolio turnover rate (%)	106	68	(d)
Net assets, end of period (in millions)	$6.1	$1.7

(a)	Commencement of operations was April 29, 2019.

(b)	Per share amounts based on average shares outstanding during the period.

(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(d)	Periods less than one year are not computed on an annualized basis.

(e)	Computed on an annualized basis.

(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2020).

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

BRIGHTHOUSE FUNDS
TRUST I

SSGA Emerging Markets Enhanced Index Portfolio
Class A and Class B Shares

PROSPECTUS
April 30, 2021
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

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SSGA Emerging Markets Enhanced Index Portfolio

PORTFOLIO SUMMARY:
Investment Objective
To provide total return, primarily through capital appreciation.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B
Management Fee	0.54%	0.54%
Distribution and/or Service (12b‑1) Fees	None	0.25%
Other Expenses	0.14%	0.14%
Acquired Fund Fees and Expenses	0.05%	0.05%

Total Annual Portfolio Operating Expenses	0.73%	0.98%
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$75	$233	$406	$906
Class B	$100	$312	$542	$1,201
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 42% of the average value of its portfolio.
Principal Investment Strategies
SSGA Funds Management, Inc. (“SSGA FM” or “Subadviser”), subadviser to the Portfolio, uses in‑depth quantitative investment analysis to construct a portfolio that it believes has the potential to outperform the MSCI Emerging Markets Index (the “Index”). SSGA FM invests the Portfolio’s assets primarily in equity securities of companies in the Index. As of the date of this Prospectus, the Index consists of large and mid capitalization companies in 27 emerging market countries. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities included in an emerging markets stock index. Investments in exchange-traded funds (“ETFs”), other investment companies and depositary receipts that provide exposure to equity securities included in an emerging markets stock index will count toward satisfaction of the foregoing policy. The Portfolio may invest in securities of any market capitalization, including securities of smaller capitalization companies.
In addition, the Portfolio may pursue its investment objective and principal investment strategies by investing in ETFs, other investment companies and depositary receipts. The Portfolio may do so when such exposures represent an efficient way to gain a desired investment exposure, when investing directly in a market or country may be impractical, or for other investment purposes.
The Portfolio is not a traditional “indexed investment.” Although the Portfolio typically seeks to maintain overall sector, country, region and industry exposures similar to those of the Index, because the Portfolio is actively managed and seeks to outperform the Index, its portfolio will differ from the Index and its return will typically differ from (and may underperform) the Index’s return.
SSGA FM selects investments for the Portfolio based on its analysis of companies, focusing on factors such as

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relative valuations, the quality of a company’s earnings, the company’s balance sheet and cash flows, and investor sentiment. SSGA FM also incorporates into its proprietary quantitative model an evaluation of the macroeconomic and market risk environment, to take into account prevailing market conditions. This process seeks to maintain a disciplined approach that is adaptive to the macroeconomic environment and responsive to changing market conditions. SSGA FM may also attempt to identify companies, industries, or countries that SSGA FM believes have the potential to experience significant increases in market prices due to recently implemented or anticipated changes in a company, industry, or within a country. SSGA FM may purchase, sell, or continue to hold an investment for the Portfolio whenever it believes that doing so may benefit the Portfolio, on the basis of any of the factors described above or any other factors it deems relevant. From time to time, the Subadviser may make a qualitative judgment not to implement fully the results of the quantitative investment process if it believes that the process did not take into account all of the information relevant to a particular investment or the Portfolio’s portfolio in the aggregate, or that a different investment might be more appropriate.
The Portfolio is unlikely to own all of the companies included in the Index and the Portfolio may invest a portion of its assets in securities not included in the Index. Equity securities in which the Portfolio may invest include common stocks and preferred stocks, real estate investment trusts, as well as derivatives selected by SSGA FM to attempt to provide a return comparable to the investment return of equity securities in the Index. The Portfolio may purchase securities in their initial public offerings.
The Portfolio may invest in securities of companies in any market sector. The Portfolio may, from time to time, emphasize one or more sectors. The Portfolio may concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any industry only when its underlying index concentrates in that industry. The Portfolio will not otherwise concentrate its investments in securities of issuers in any industry.
The Portfolio is non-diversified, which means that it can hold securities of a smaller number of issuers and can invest a larger percentage of its assets in a single issuer than a diversified portfolio.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID‑19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates.
Emerging Markets Risk.    In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

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4

Enhanced Index Strategy Risk.    Because the Portfolio is actively managed, its portfolio and investment return will not normally match that of its index, and it may underperform its index. Investment decisions by the Subadviser to under- or overweight securities in the index or to vary the Portfolio’s investments from the securities included in the index will affect the Portfolio’s performance versus that of the index. In addition, the Portfolio’s returns may deviate from those of the index as a result of, among other things, portfolio operating expenses, transaction costs and delays in investing cash.
Model and Data Risk.    When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Focused Investment Risk.    Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Non-Diversification Risk.    To the extent that the Portfolio holds securities of a smaller number of issuers or invests a larger percentage of its assets in a single issuer than a diversified portfolio, the value of the Portfolio, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.
Investment Company and Exchange-Traded Fund Risk.    An investment in an investment company or ETF involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.
Real Estate Investment Risk.    Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.

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Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	4th – 2020	17.53%
Lowest Quarter	1st – 2020	-24.08%

Average Annual Total Return as of December 31, 2020

	1 Year	Since Inception	Inception Date
Class A	14.86%	11.06%	04-29-19
Class B	14.64%	10.87%	04-29-19
MSCI Emerging Markets Index (reflects no deduction for mutual fund fees or expenses)	18.31%	14.21%	—
Management
Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.    SSGA Funds Management, Inc. is the subadviser to the Portfolio.
Portfolio Managers.    Simon Roe, CFA, the lead Portfolio Manager of the Portfolio, a Senior Managing Director of State Street Global Advisors (“SSGA”), and Co-Head of Quantitative Equity Core Portfolio Management in SSGA’s Active Quantitative Equity (“AQE”) Group, and Robert Luiso, CFA, a Vice President in the AQE Group, have each managed the Portfolio since its inception in 2019.
Purchase and Sale of Portfolio Shares

Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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6

UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open‑end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.    The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that

SSGA Emerging Markets Enhanced Index Portfolio

7

there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.

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Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
The terms of investments, financings or other transactions to which the Portfolio may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR,” which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market

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closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Emerging Markets Risk
Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose withholding and other taxes, some of which may be confiscatory, on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.
The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries. Many emerging market countries are heavily dependent on international trade and have fewer trading partners than developed countries, which makes them more sensitive to world commodity prices and economic downturns in other countries.

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The fiscal and monetary policies of emerging market countries may result in sudden or high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.
Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
Enhanced Index Strategy Risk
The Portfolio is actively managed and does not seek to replicate the performance of a specified index. The Portfolio’s portfolio and investment return will not normally match that of its index, and the Portfolio may underperform its index. Investment decisions by the Subadviser to under- or overweight securities in the index or to vary the Portfolio’s investments from the securities included in the index, including as to specific securities or as to broader investment sectors, will affect the Portfolio’s performance versus that of the index. In addition, the Portfolio’s returns may deviate from those of the index as a result of, among other things, fair value pricing, portfolio operating expenses, transaction costs, securities lending activities, net asset value rounding, contributions to and withdrawals from the Portfolio and delays in investing cash.
Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Portfolio’s Subadviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Portfolio’s Subadviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Portfolio’s investments.
When Models and Data used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Portfolio’s Subadviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss favorable investment opportunities altogether. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Portfolio’s Subadviser may be predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on the accuracy and reliability of the supplied historical data. In addition, Models that are predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark‑to‑market basis. Use of these Models in unforeseen or certain low‑probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Subadviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.

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All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

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On October 28, 2020, the Securities and Exchange Commission adopted Rule 18f-4 under the 1940 Act, which, once effective, will apply to the Portfolio’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior Securities and Exchange Commission guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The application of Rule 18f-4 to the Portfolio could restrict the Portfolio’s ability to utilize derivative investments and financing transactions and prevent the Portfolio from implementing its principal investment strategies in the manner that it has historically, which may result in changes to the Portfolio’s principal investment strategies and could adversely affect the Portfolio’s performance.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Focused Investment Risk
A Portfolio that invests a substantial portion of its assets in a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. A portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium‑sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their

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stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Non-Diversification Risk
The Portfolio is non-diversified, which means that it can hold securities of a smaller number of issuers and can invest a larger percentage of its assets in a single issuer than a diversified portfolio. To the extent that the Portfolio holds securities of a smaller number of issuers or invests a larger percentage of its assets in a single issuer than a diversified portfolio, the value of the Portfolio, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.

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Investment Company and Exchange-Traded Fund Risk
Investments in open-end and closed-end investment companies and ETFs involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities depending on a variety of factors, including market supply and demand.
Real Estate Investment Risk
Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance is especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.
Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all

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limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1⁄3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by

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government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.

Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within

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software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.
Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold

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cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day‑to‑day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.550% of the first $250 million of such assets plus 0.500% of such assets over $250 million up to $500 million plus 0.450% of such assets over $500 million. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.54% of the Portfolio’s average daily net assets.
In the event that SSGA FM were to cease serving as the subadviser to the Portfolio, BIA would receive monthly compensation at an annual rate of 1.10% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.

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The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day‑to‑day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020, BIA paid to the Subadviser an investment subadvisory fee of 0.24% of the Portfolio’s average daily net assets.
SSGA FUNDS MANAGEMENT, INC., One Iron Street, Boston, Massachusetts 02210, is the Subadviser to the Portfolio. SSGA FM is a wholly- owned subsidiary of State Street Global Advisors, Inc., which is itself a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2020, SSGA FM had approximately $676.9 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up SSGA, the investment management arm of State Street Corporation. As of December 31, 2020, SSGA had approximately $3.4 trillion in assets under management.
The Portfolio is managed by SSGA’s AQE. Key professionals primarily involved in the day‑to‑day portfolio management for the Portfolio include Simon Roe and Robert Luiso.
Simon Roe, CFA, is the lead Portfolio Manager of the Portfolio, a Senior Managing Director of SSGA, and Co-Head of Quantitative Equity Core Portfolio Management in the AQE Group. His responsibilities include overseeing portfolio management in quantitative funds across the risk spectrum, managing portfolios and contributing to research and product development for AQE products. Mr. Roe has been working in the investment management

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industry since 1993. He has been with SSGA since 2003 and in the AQE group since it was formed in 2013. Prior to 2013, he was in the Enhanced Equity Group.
Robert Luiso, CFA, is a Vice President of SSGA and SSGA FM and a portfolio manager in the AQE Group. Mr. Luiso manages global enhanced portfolios and also assists on the active emerging markets large and small cap portfolios. He has been with SSGA since 1994 and joined the AQE group in 2015.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect

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the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub‑account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long‑ or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other

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things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.

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Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.

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The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c‑2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub‑accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub‑accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.

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Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long‑term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets

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may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No

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single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.
SSGA Emerging Markets Enhanced Index Portfolio

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019 (a)
Net Asset Value, Beginning of Period	$10.38	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.18	0.24	(c)
Net realized and unrealized gain	1.29	0.14

Total income (loss) from investment operations	1.47	0.38

Less Distributions
Distributions from net investment income	(0.25)	0.00

Total distributions	(0.25)	0.00

Net Asset Value, End of Period	$11.60	$10.38

Total Return (%) (d)	14.86	3.80	(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.68	0.74	(f)(g)
Ratio of net investment income to average net assets (%)	1.91	3.69	(c)(f)
Portfolio turnover rate (%)	42	41	(e)
Net assets, end of period (in millions)	$390.8	$369.1

	Class B
	Year Ended December 31,
	2020	2019 (a)
Net Asset Value, Beginning of Period	$10.37	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.15	0.14	(c)
Net realized and unrealized gain	1.29	0.23

Total income (loss) from investment operations	1.44	0.37

Less Distributions
Distributions from net investment income	(0.24)	0.00

Total distributions	(0.24)	0.00

Net Asset Value, End of Period	$11.57	$10.37

Total Return (%) (d)	14.64	3.70	(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.93	0.99	(f)(g)
Ratio of net investment income to average net assets (%)	1.56	2.10	(c)(f)
Portfolio turnover rate (%)	42	41	(e)
Net assets, end of period (in millions)	$2.4	$1.0

(a)	Commencement of operations was April 29, 2019.

(b)	Per share amounts based on average shares outstanding during the period.

(c)	Net investment income per share and ratio of net investment income to average net assets for Class A shares may be less than Class B or significantly more than Class B because of the timing of income received in the Portfolio.

(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(e)	Periods less than one year are not computed on an annualized basis.

(f)	Computed on an annualized basis.

(g)	Non‑recurring expenses, associated with the launch of the Portfolio, are included in the ratio on a non‑annualized basis.

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports
Contain additional information about the Portfolio’s investments and performance. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Trust for the fiscal year ended December 31, 2020, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
1‑800‑638‑7732
Free copies of the SAI and Annual and Semiannual Reports are available at the following website: www.brighthousefinancial.com/products/fund-resources.
Reports and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):

∎ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

∎ By e‑mail	Request documents, upon payment of a duplicating fee, by e‑mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811‑10183

Statement of Additional Information

April 30, 2021

BRIGHTHOUSE FUNDS TRUST I

AB Global Dynamic Allocation Portfolio

AB International Bond Portfolio

American Funds® Balanced Allocation Portfolio

American Funds® Growth Allocation Portfolio

American Funds® Growth Portfolio

American Funds® Moderate Allocation Portfolio

AQR Global Risk Balanced Portfolio

BlackRock Global Tactical Strategies Portfolio

BlackRock High Yield Portfolio

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Brighthouse/Artisan International Portfolio

Brighthouse/Eaton Vance Floating Rate Portfolio

Brighthouse/Franklin Low Duration Total Return Portfolio

Brighthouse/Templeton International Bond Portfolio

Brighthouse/Wellington Large Cap Research Portfolio

Brighthouse Asset Allocation 100 Portfolio

Brighthouse Balanced Plus Portfolio

Brighthouse Small Cap Value Portfolio

Clarion Global Real Estate Portfolio

Harris Oakmark International Portfolio

Invesco Balanced-Risk Allocation Portfolio

Invesco Comstock Portfolio

Invesco Global Equity Portfolio

Invesco Small Cap Growth Portfolio

JPMorgan Core Bond Portfolio

JPMorgan Global Active Allocation Portfolio

JPMorgan Small Cap Value Portfolio

Loomis Sayles Global Allocation Portfolio

Loomis Sayles Growth Portfolio

MetLife Multi-Index Targeted Risk Portfolio

MFS® Research International Portfolio

Morgan Stanley Discovery Portfolio

PanAgora Global Diversified Risk Portfolio

PIMCO Inflation Protected Bond Portfolio

PIMCO Total Return Portfolio

Schroders Global Multi-Asset Portfolio

SSGA Emerging Markets Enhanced Index Portfolio

SSGA Growth and Income ETF Portfolio

SSGA Growth ETF Portfolio

TCW Core Fixed Income Portfolio

T. Rowe Price Large Cap Value Portfolio

T. Rowe Price Mid Cap Growth Portfolio

Victory Sycamore Mid Cap Value Portfolio

Wells Capital Management Mid Cap Value Portfolio

Western Asset Management Government Income Portfolio

BRIGHTHOUSE FUNDS TRUST II

Baillie Gifford International Stock Portfolio

BlackRock Bond Income Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Ultra-Short Term Bond Portfolio

Brighthouse/Artisan Mid Cap Value Portfolio

Brighthouse/Dimensional International Small Company Portfolio

Brighthouse/Wellington Balanced Portfolio

Brighthouse/Wellington Core Equity Opportunities Portfolio

Brighthouse Asset Allocation 20 Portfolio

Brighthouse Asset Allocation 40 Portfolio

Brighthouse Asset Allocation 60 Portfolio

Brighthouse Asset Allocation 80 Portfolio

Frontier Mid Cap Growth Portfolio

Jennison Growth Portfolio

Loomis Sayles Small Cap Core Portfolio

Loomis Sayles Small Cap Growth Portfolio

MetLife Aggregate Bond Index Portfolio

MetLife Mid Cap Stock Index Portfolio

MetLife MSCI EAFE® Index Portfolio

MetLife Russell 2000® Index Portfolio

MetLife Stock Index Portfolio

MFS® Total Return Portfolio

MFS® Value Portfolio

Neuberger Berman Genesis Portfolio

T. Rowe Price Large Cap Growth Portfolio

T. Rowe Price Small Cap Growth Portfolio

VanEck Global Natural Resources Portfolio

Western Asset Management Strategic Bond Opportunities Portfolio

Western Asset Management U.S. Government Portfolio

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to shares of 45 investment portfolios of Brighthouse Funds Trust I (“Trust I” and the “Trust I Portfolios”), and 29 investment portfolios of Brighthouse Funds Trust II (“Trust II” and the “Trust II Portfolios”), each an open-end management investment company. Collectively, the Trust I Portfolios and the Trust II Portfolios are referred to as the “Portfolios” and, individually, as a “Portfolio.” Collectively, Trust I and Trust II are referred to as the “Trusts.” This SAI is not a prospectus and should be read in conjunction with the Summary Prospectuses and the Prospectuses dated April 30, 2021, for, as applicable, the Class A, Class B, Class C, Class D, Class E, Class F and Class G shares of the Portfolios listed above.1 The Summary Prospectuses and Prospectuses for the Trust I Portfolios may be obtained by writing to Trust I at: Brighthouse Funds Trust I, One Financial Center, Boston, Massachusetts 02111, or by calling 800-638-7732. The Summary Prospectuses and the Prospectuses for the Trust II Portfolios may be obtained by writing to Trust II at: Brighthouse Funds Trust II, One Financial Center, Boston, Massachusetts 02111, or by calling 800-638-7732.

Prior to March 6, 2017 and under a previous ownership structure, Brighthouse Investment Advisers, LLC, the investment adviser for the Portfolios (“BIA” or the “Adviser”), was named MetLife Advisers, LLC, Trust I and Trust II were named Met Investors Series Trust and Metropolitan Series Fund, respectively, and certain Portfolios whose names include the “Brighthouse” brand previously included the “MetLife” brand.

The audited financial statements described in “Financial Statements” herein for the periods ended December 31, 2020, including the financial highlights, appearing in each Trust’s Annual Reports to Shareholders, filed electronically with the Securities and Exchange Commission (“SEC”) are incorporated by reference and made part of this document. Trust I Annual Reports relating to the Trust I Portfolios were filed on March 5, 2021 (File No. 811-10183) (Accession No. 0001193125-21-071373) and Trust II Annual Reports relating to the Trust II Portfolios were filed on March 5, 2021 (File No. 811-03618) (Accession No. 0001193125-21-071374).

No person has been authorized to give any information or to make any representation not contained in this SAI, in the Summary Prospectuses or in the Prospectuses and, if given or made, such information or representation must not be relied upon as having been authorized. This SAI does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

Unless otherwise defined herein, capitalized terms have the meanings given to them in each Summary Prospectus and Prospectus.

[1]	Only certain of the Trust II Portfolios currently offer Class D, Class F, and Class G shares. Only certain of the Trust I Portfolios currently offer Class C shares.

INVESTMENT POLICIES

The investment objective(s) and principal investment strategies of each Portfolio are set forth in such Portfolio’s Prospectus and Summary Prospectus. There can be no assurance that a Portfolio will achieve its investment objective(s). Moreover, the value of your investment in a Portfolio may decrease if judgments by the Portfolio’s investment adviser or subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector, or about market movements, are incorrect. The information that follows sets out the investment policies of certain of the Portfolios. For more information about the investment policies of each Portfolio, see below under “Investment Restrictions” and “Investment Strategies and Risks” and the relevant Prospectus.

Except as otherwise indicated, each Portfolio’s investment objective(s) and policies set forth in such Portfolio’s Prospectus and this SAI are not fundamental and may be changed without shareholder approval. For purposes of a Portfolio’s policy to invest at least 80% of its net assets in certain investments, net assets include the amount of any borrowings for investment purposes.

AB International Bond Portfolio

An emerging market is a country that, at the time the Portfolio invests in the related instrument, is classified as an emerging or developing economy by any supranational organization such as the International Bank of Reconstruction and Development or any affiliate thereof, the United Nations, or related entities, or is considered an emerging market country for purposes of constructing a major emerging market securities index.

American Funds® Balanced Allocation Portfolio, American Funds® Growth Allocation Portfolio and American Funds® Moderate Allocation Portfolio

Each of American Funds® Balanced Allocation Portfolio, American Funds® Growth Allocation Portfolio and American Funds® Moderate Allocation Portfolio (each, an “American Allocation Portfolio” and, collectively, the “American Allocation Portfolios”) operates under a “fund of funds” structure, investing substantially all of its respective assets in funds of American Funds Insurance Series® (“AFIS”) and other funds within the American Fund family that are not part of AFIS (each, an “Underlying American Fund” and, collectively, the “Underlying American Funds”).

In addition to the fees directly associated with an American Allocation Portfolio, an investor in an American Allocation Portfolio will also indirectly bear the fees of the Underlying American Funds in which it invests. Each Underlying American Fund may have a different investment adviser who will use a separate set of investment strategies, exposing each Underlying American Fund to its own investment risks. For a list of the Underlying American Funds in which each American Allocation Portfolio may invest as of the date of this SAI, please see such Portfolio’s Prospectus.

Each American Allocation Portfolio invests in shares of the Underlying American Funds and its performance therefore is directly related to the ability of the Underlying American Funds to meet their respective investment objectives, as well as the Adviser’s allocation of each American Allocation Portfolio’s assets among the Underlying American Funds. Accordingly, each American Allocation Portfolio’s investment performance will be influenced by the investment strategies of and risks associated with the Underlying American Funds in direct proportion to the amount of assets each American Allocation Portfolio allocates to the Underlying American Funds utilizing such strategies.

In addition to investments in shares of the Underlying American Funds, the American Allocation Portfolios may invest directly in U.S. Government securities, money market securities, and repurchase agreements.

American Funds® Growth Portfolio

American Funds® Growth Portfolio (the “Feeder Portfolio”) operates as a “feeder fund,” which means that it does not buy investment securities directly. Instead, the Feeder Portfolio invests in the Growth Fund, a series of AFIS (the “Master Fund”), which, in turn, purchases investment securities. The Feeder Portfolio has substantially the same investment objective and limitations as the Master Fund. The Feeder Portfolio purchases Class 1 shares of the Master Fund.

As a shareholder in the Master Fund, the Feeder Portfolio bears its proportionate share of the Master Fund’s expenses, including advisory and administration fees. The Feeder Portfolio may withdraw its entire investment from the Master Fund at any time the Adviser, subject to approval of Trust I’s Board of Trustees, decides it is in the best interest of the shareholders of the Feeder Portfolio to do so.

The Board of Trustees of the Master Fund formulates the general policies of the Master Fund and meets periodically to review the Master Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Master Fund.

The investment policies and restrictions of the Master Fund are described in the statement of additional information for the Master Fund.

THE STATEMENT OF ADDITIONAL INFORMATION FOR THE MASTER FUND IS DELIVERED TOGETHER WITH THIS STATEMENT OF ADDITIONAL INFORMATION.

Baillie Gifford International Stock Portfolio

Although the Portfolio will not normally invest in the securities of U.S. issuers, it may make such investments.

BlackRock Bond Income Portfolio

The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions, and corporate commercial paper, which, at the time of purchase, are rated at least within the “A” major rating category by Standard & Poor’s Rating Services (“S&P”) or the “Prime” major rating category by Moody’s Investor Services, Inc. (“Moody’s”), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the “A” category by S&P or Moody’s.

Under normal market conditions, the Portfolio will not invest more than 10% of its assets in investment companies, including money market funds and exchange-traded funds (“ETFs”), including those managed by the Portfolio’s subadviser or its affiliates. To eliminate the duplication of advisory fees, BlackRock Advisors, LLC (“BlackRock”) has agreed to waive the subadvisory fee it receives for subadvising the Portfolio in an amount equal to any advisory fee it receives as a result of any investment the Portfolio makes in an investment company advised by BlackRock. In turn, the Adviser will waive its advisory fee in the same amount to pass the benefit of this waiver to the Portfolio.

Securities Ratings Policies. When securities are rated by one or more Nationally Recognized Statistical Rating Organization (“NRSRO”), the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments that are split-rated; for example, rated investment grade by one NRSRO, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on BlackRock’s credit research.

BlackRock Capital Appreciation Portfolio

The Portfolio may invest in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”).

The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the “A” major rating category by S&P or the “Prime” major rating category by Moody’s, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the “A” category by S&P or Moody’s.

Under normal market conditions, the Portfolio will not invest more than 10% of its assets in both unaffiliated investment companies, including money market funds and ETFs, and those managed by the Portfolio’s subadviser or its affiliates. To eliminate the duplication of advisory fees, BlackRock has agreed to waive the subadvisory fee it receives for subadvising the Portfolio in an amount equal to any advisory fee it receives as a result of any investment the Portfolio makes in an investment company advised by BlackRock. In turn, the Adviser will waive its advisory fee in the same amount to pass the benefit of this waiver to the Portfolio.

Securities Ratings Policies. When securities are rated by one or more NRSROs, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments that are split rated; for example, rated investment grade by one NRSRO, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on BlackRock’s credit research.

BlackRock Global Tactical Strategies Portfolio

The Portfolio operates under a “fund of funds” structure, investing a substantial portion of its assets in ETFs (“Underlying ETFs”). In addition to the fees directly associated with the Portfolio, an investor in the Portfolio will also indirectly bear the fees of the Underlying ETFs in which the Portfolio invests. For additional information about the Underlying ETFs, please see their respective summary prospectuses, prospectuses, and statements of additional information.

The Portfolio invests in shares of the Underlying ETFs and its performance, therefore, is directly related to the ability of the Underlying ETFs to meet their respective investment objectives, as well as the Portfolio’s subadviser’s allocation among the Underlying ETFs. Accordingly, the Portfolio’s investment performance will be influenced by the investment strategies of and risk associated with the Underlying ETFs.

Information regarding the Portfolio’s investments is based on a look-through of the Underlying ETFs held by the Portfolio. The Portfolio may also invest in equity and fixed income futures and other derivatives.

BlackRock High Yield Portfolio

Under normal market conditions, the Portfolio will not invest more than 10% of its assets in both unaffiliated investment companies, including money market funds and ETFs, and those managed by the Portfolio’s subadviser or its affiliates. To eliminate the duplication of advisory fees, BlackRock has agreed to waive the subadvisory fee it receives for subadvising the Portfolio in an amount equal to any advisory fee it receives as a result of any investment the Portfolio makes in an investment company advised by BlackRock. In turn, the Adviser will waive its advisory fee in the same amount to pass the benefit of this waiver to the Portfolio.

BlackRock Ultra-Short Term Bond Portfolio

In determining how much of the Portfolio’s investments are in a given industry, securities issued by foreign governments are excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. “Asset-backed mortgages” include private pools of nongovernment-backed mortgages.

The Portfolio will invest no less than 20% of its net assets in weekly liquid assets.

In seeking to provide a high level of current income consistent with preservation of capital, the Portfolio may not necessarily invest in short-term fixed-income securities paying the highest available yield at a particular time. The Portfolio, consistent with its investment objective, attempts to maximize income by engaging in portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic conditions and trends. The Portfolio may also invest to take advantage of what are believed to be temporary disparities in the yields of different segments of the high grade ultra-short term bond market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations to be purchased by the Portfolio, may result in frequent changes in the Portfolio’s investment portfolio. The value of the securities in the Portfolio’s investment portfolio can be expected to vary inversely to changes in prevailing interest rates. Thus, if interest rates increase after a security is purchased, that security, if sold, might be sold at less than cost. Conversely, if interest rates decline after purchase, the security, if sold, might be sold at a profit. In either instance, if the security were held to maturity, no gain or loss would normally be realized as a result of these fluctuations. Substantial redemptions of shares of the Portfolio could require the sale of portfolio investments at a time when a sale might not be desirable, resulting in a decline in the value of a shareholder’s investment in the Portfolio.

Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio, Brighthouse Asset Allocation 80 Portfolio, and Brighthouse Asset Allocation 100 Portfolio

Each of Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio, and Brighthouse Asset Allocation 80 Portfolio (each, a “Trust II Allocation Portfolio” and, collectively, the “Trust II Allocation Portfolios”), as well as Brighthouse Asset Allocation 100 Portfolio (the “Trust I Allocation Portfolio”) operate under a “fund of funds” structure, investing substantially all of their respective assets in other mutual funds advised by the Adviser (each, a “Brighthouse Underlying Portfolio” and, collectively, the “Brighthouse Underlying Portfolios”). Each Trust II Allocation Portfolio and the Trust I Allocation Portfolio are referred to individually as an “Allocation Portfolio” and collectively as the “Allocation Portfolios.”

In addition to the fees directly associated with an Allocation Portfolio, an investor in an Allocation Portfolio will also indirectly bear the fees of the Brighthouse Underlying Portfolios in which the Allocation Portfolio invests. Each Brighthouse Underlying Portfolio may have a different subadviser who will use a separate set of investment strategies, exposing each Brighthouse Underlying Portfolio to its own investment risks. For a list of the Brighthouse Underlying Portfolios in which each Allocation Portfolio may invest as of the date of this SAI, please see such Portfolio’s Prospectus. For more information about the investment strategies of the respective Brighthouse Underlying Portfolios, and the risks associated with those strategies, please refer to the Brighthouse Underlying Portfolios’ Prospectuses and to any information in this SAI relating to the particular Brighthouse Underlying Portfolio.

Each Allocation Portfolio invests in shares of the Brighthouse Underlying Portfolios and its performance therefore is directly related to the ability of the Brighthouse Underlying Portfolios to meet their respective investment objectives, as well as the Adviser’s allocation of the Allocation Portfolio’s assets among the Brighthouse Underlying Portfolios. Accordingly, each Allocation Portfolio’s investment performance will be influenced by the investment strategies of and risks associated with the Brighthouse Underlying Portfolios in direct proportion to the amount of assets each Allocation Portfolio allocates to the Brighthouse Underlying Portfolios utilizing such strategies.

In addition to investments in shares of the Brighthouse Underlying Portfolios, the Allocation Portfolios may invest directly in U.S. Government securities, money market securities and repurchase agreements.

Brighthouse Balanced Plus Portfolio and MetLife Multi-Index Targeted Risk Portfolio

As described in each Portfolio’s Prospectus, the Brighthouse Balanced Plus Portfolio invests approximately 70% of its assets in shares of Brighthouse Underlying Portfolios, while the MetLife Multi-Index Targeted Risk Portfolio invests approximately 75% of its assets in shares of Brighthouse Underlying Portfolios.

In addition to the fees directly associated with the Brighthouse Balanced Plus Portfolio and the MetLife Multi-Index Targeted Risk Portfolio, an investor in either Portfolio will also indirectly bear the Portfolio’s portion of the fees of the Brighthouse Underlying Portfolios in which such Portfolio invests. Each Brighthouse Underlying Portfolio may have a different subadviser who will use a separate set of investment strategies, exposing each Brighthouse Underlying Portfolio to its own investment risks. For a list of the Brighthouse Underlying Portfolios in which each of Brighthouse Balanced Plus Portfolio and the MetLife Multi-Index Targeted Risk Portfolio may invest as of the date of this SAI, please see such Portfolio’s Prospectus. For more information about the investment strategies of the respective Brighthouse Underlying Portfolios, and the risks associated with those strategies, please refer to the Brighthouse Underlying Portfolios’ Prospectuses and to any information in this SAI relating to the particular Brighthouse Underlying Portfolio.

Each of Brighthouse Balanced Plus Portfolio and MetLife Multi-Index Targeted Risk Portfolio invests in shares of the Brighthouse Underlying Portfolios and its performance therefore is directly related to the ability of the Brighthouse Underlying Portfolios to meet their respective investment objectives, as well as the Adviser’s allocation among the Brighthouse Underlying Portfolios. Accordingly, the Brighthouse Balanced Plus Portfolio’s and the MetLife Multi-Index Targeted Risk Portfolio’s investment performance will be influenced by the investment strategies of and risks associated with the Brighthouse Underlying Portfolios in direct proportion to the amount of assets each Allocation Portfolio allocates to the Brighthouse Underlying Portfolios utilizing such strategies.

Brighthouse/Dimensional International Small Company Portfolio

As described in the Portfolio’s Prospectus, the investment strategy of the Portfolio involves market capitalization weighting to determine individual security weights and, where applicable, country or region weights. In market capitalization weighting, each security is generally purchased based on the issuer’s relative market capitalization. However, market capitalization weighting may be modified by the subadviser for a variety of reasons. The subadviser may adjust the representation in the Portfolio of an eligible security, or exclude a company, after considering such factors as the free float, momentum, trading strategies, liquidity, value, profitability and investment characteristics, as well as other factors determined to be appropriate by the subadviser. Securities are considered value stocks primarily because a company’s shares have a low price in relation to their book value. In assessing value, the subadviser may consider additional factors such as price to cash flow or price to earnings ratios. In assessing profitability, the subadviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.

The subadviser may consider a small capitalization company’s investment characteristics relative to those of other eligible companies when making investment decisions and may exclude a small capitalization company when the subadviser determines it to be appropriate. In assessing a company’s investment characteristics, the subadviser may consider ratios such as recent changes in assets or book value scaled by assets or book value. Under normal circumstances, the Portfolio will seek to limit such exclusions to no more than 5% of the eligible small capitalization company universe in each country that the Portfolio invests.

The Portfolio may deviate from market capitalization weighting to limit or fix the exposure to a particular country or issuer to a maximum proportion of the assets of the Portfolio. The subadviser may exclude the stock of a company that meets applicable market capitalization criteria if it determines, in its judgment, that purchasing it would be inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting. Adjustment for free float modifies market capitalization weighting to exclude the share capital of a company that is not freely available for trading in the public equity markets. For example, the following types of shares may be excluded: (i) those held by strategic investors (such as governments, controlling shareholders and management), (ii) treasury shares, or (iii) shares subject to foreign ownership restrictions. Furthermore, the subadviser may reduce the relative amount of any security held in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of the Portfolio’s assets, may be invested in money market instruments, thereby causing further deviation from market capitalization weighting. A further deviation may occur due to holdings in securities received in connection with corporate actions.

Block purchases of eligible securities may be made at what the subadviser views as opportune prices, even though such purchases exceed the number of shares that, at the time of purchase, would be purchased under a market capitalization weighted approach. Generally, changes in the composition and relative ranking (in terms of market capitalization) of the stocks that are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price changes of such securities. On at least a semi-annual basis, the subadviser will identify companies whose stock is eligible for investment by the Portfolio. Additional investments generally will not be made in securities that have changed in value sufficiently to be excluded from the subadviser’s then current market capitalization requirement for eligible portfolio securities. This may result in further deviation from market capitalization weighting. This deviation could be substantial if a significant amount of holdings of the Portfolio change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale. Country weights may be based on the total market capitalization of companies within each country.

The Portfolio may use currency forwards to facilitate the settlement of trades, repatriate currencies, and to exchange one currency for another.

Brighthouse/Franklin Low Duration Total Return Portfolio

Split rated bonds (bonds that receive different ratings from two or more rating agencies) will be considered to have the higher credit rating.

Harris Oakmark International Portfolio

The subadviser does not presently intend to utilize options or futures contracts and related options but may do so in the future.

Invesco Global Equity Portfolio

At times, the Portfolio may seek to benefit from what the portfolio manager considers to be “special situations,” such as mergers, reorganizations, restructurings or other unusual events, that are expected to affect a particular issuer. This is an aggressive investment technique that may be considered to be speculative.

The Portfolio will not enter into swaps with respect to more than 25% of its total assets.

The Portfolio does not normally invest more than 5% of its total assets in debt securities. For purposes of this limitation, the term “debt securities” does not include securities convertible into common or preferred stock.

Jennison Growth Portfolio

The Portfolio may not invest more than 5% of its total assets in unattached warrants or rights.

JPMorgan Global Active Allocation Portfolio

In the event that ratings services assign different ratings to the same security, the Portfolio’s subadviser will default to the lower credit rating.

Loomis Sayles Global Allocation Portfolio

In determining credit quality, the Portfolio’s subadviser will look to the highest credit rating assigned by the applicable ratings services.

Loomis Sayles Growth Portfolio

An emerging market security is a security issued by an issuer that is located in, the securities of which are traded in, or is tied economically to, any country determined by the Portfolio’s subadviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

Loomis Sayles Small Cap Core Portfolio and Loomis Sayles Small Cap Growth Portfolio

As described in each Portfolio’s Prospectus, the Portfolio normally invests at least 80% of its net assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000® Index. The capitalization range of the Russell 2000® Index will vary due to the market value fluctuations of the stocks in the Index. The Russell 2000® Index is reconstituted annually, normally in June. Following this reconstitution, the capitalization range of the Russell 2000® Index may be significantly different than it was prior to the reconstitution.

MetLife Multi-Index Targeted Risk Portfolio

The Portfolio may invest in municipal fixed-income securities that have a remaining maturity of 365 days or less and U.S. Government securities that have a remaining maturity of 365 days or less. The Portfolio may also invest in futures strategies, including: (1) stock index futures contracts, (2) bond futures contracts, and (3) U.S. Treasury futures contracts.

MFS® Research International Portfolio

The Portfolio will not invest more than 25% of its assets in emerging market securities.

MFS® Total Return Portfolio

The Portfolio may purchase and sell futures contracts on interest-bearing securities or indices thereof, or on indices of stock prices (such as the S&P 500 Index), to increase or decrease its portfolio exposure to common stocks or to increase or decrease its portfolio exposure to notes and bonds.

MFS® Value Portfolio

As a non-fundamental investment policy, the Portfolio may not purchase a call option or a put option if, immediately thereafter, the aggregate value of all call and put options then held would exceed 10% of its net assets.

PIMCO Inflation Protected Bond Portfolio and PIMCO Total Return Portfolio

The Portfolios may make short sales of securities that they do not own.

SSGA Emerging Markets Enhanced Index Portfolio

An emerging market is any market included in the emerging markets stock index that is referenced in the Portfolio’s 80% investment policy described in the Portfolio’s Prospectus.

SSGA Growth ETF Portfolio and SSGA Growth and Income ETF Portfolio

Each of SSGA Growth ETF Portfolio and SSGA Growth and Income ETF Portfolio (each, an “ETF Portfolio” and, collectively, the “ETF Portfolios”) operates under a “fund of funds” structure, investing at least 80% of its net assets in Underlying ETFs. In addition to investments in shares of Underlying ETFs that are linked to an index, an ETF Portfolio may invest in other types of securities, including: Underlying ETFs or other pooled investments that do not track an index, but rather track specific commodities, sectors or countries (up to 10% of its net assets); other registered investment companies that are not ETFs, including exchange-traded notes (“ETNs”); money market funds; and, for cash management purposes, repurchase agreements, U.S. Government securities, and money market securities. In addition to the fees directly associated with an investment in an ETF Portfolio, an investor in that Portfolio will also directly bear the fees of the Underlying ETFs or other investment companies in which the ETF Portfolio invests. For additional information about the investment policies and restrictions of the Underlying ETFs, please see their respective summary prospectuses, prospectuses and statements of additional information.

Each ETF Portfolio invests in shares of the Underlying ETFs, and its performance therefore is directly related to the ability of the Underlying ETFs to meet their respective investment objectives, as well as the subadviser’s allocation of the ETF Portfolio’s assets among the Underlying ETFs. Accordingly, each ETF Portfolio’s investment performance will be influenced by the investment strategies of and risks associated with the Underlying ETFs, as described in the Summary Prospectus and Prospectus, in direct proportion to the amount of assets each ETF Portfolio allocates to the Underlying ETFs utilizing such strategies.

T. Rowe Price Large Cap Growth Portfolio, T. Rowe Price Small Cap Growth Portfolio, T. Rowe Price Large Cap Value Portfolio and T. Rowe Price Mid Cap Growth Portfolio

Each Portfolio may not purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

Each Portfolio may invest in other investment companies advised by the Portfolio’s subadviser. The subadviser offers investment vehicles for the cash reserves of client accounts. The subadviser may choose to invest any available cash reserves in money market funds affiliated with the subadviser that have been established for the exclusive use of the subadviser’s family of mutual funds and other clients of the subadviser.

Each Portfolio may invest up to 25% of its total assets in the subadviser’s affiliated money market funds. They must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The subadviser’s affiliated money market funds are neither insured nor guaranteed by the U.S. Government, and there is no assurance they will maintain a stable net asset value of $1.00 per share. To the extent a Portfolio invests in a subadviser’s affiliated money market fund, that Portfolio will not pay an advisory fee to the investment manager at T. Rowe Price but will bear its proportionate share of the expenses of the subadviser’s affiliated money market fund.

Each Portfolio may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants.

Schroders Global Multi-Asset Portfolio

Split rated bonds and other fixed income securities (securities that receive different ratings from two or more rating agencies) are treated for these purposes as follows: if three agencies rate a security, the security will be considered to have the median credit rating; if two of the three agencies rate a security, the security will be considered to have the lower credit rating.

TCW Core Fixed Income Portfolio

Where two or more ratings are available on a security, the Portfolio looks to the highest rating in a split rating scenario. If a security is unrated, the Portfolio looks to the manager assigned rating.

VanEck Global Natural Resources Portfolio

As described in the Portfolio’s Prospectus, the term “natural resource companies” includes companies that directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) derive at least

50% of their revenues from exploration, development, production, distribution or facilitation of processes relating to natural resources.

Since the market action of natural resources securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Natural resources securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including natural resources securities. The Portfolio may invest more than 50% of the Portfolio in any one of the above sectors. Natural resource investments may be volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

As described in the Portfolio’s Prospectus, the Portfolio may invest up to 20% of its net assets in securities issued by other investment companies, including open-and closed-end funds and ETFs. The Portfolio may also invest in money market funds, but these funds are not subject to the 20% limitation. The Portfolio may invest in investment companies which are sponsored or advised by Van Eck Associates Corporation (“VanEck”) and/or its affiliates (each, a “VanEck Investment Company”). However, in no event will the Portfolio invest more than 5% of its net assets in any single VanEck Investment Company. To eliminate the duplication of advisory fees, VanEck has agreed to waive the subadvisory fee it receives for subadvising the Portfolio in an amount equal to any advisory fee it receives as a result of any investment the Portfolio makes in a VanEck Investment Company. In turn, the Adviser will waive its advisory fee in the same amount to pass the benefit of this waiver to the Portfolio.

The Portfolio may buy and sell commodity futures contracts, which may include futures on natural resources and natural resources indices.

The Portfolio will seek to meet the requirements of the U.S. Internal Revenue Code of 1986, as amended (the “Code” or the “Internal Revenue Code”) to qualify as a regulated investment company, in order to prevent double taxation of the Portfolio and its shareholders and to preserve the tax-favored status of the variable life insurance and variable annuity contracts funded by the Portfolio. One of the requirements is that at least 90% of the Portfolio’s gross income be derived from dividends, interest, payment with respect to securities loans or gains from the sale or other disposition of stocks or other securities. Gains from commodity futures contracts and certain other transactions do not currently qualify as income for purposes of the 90% test. The extent to which the Portfolio may engage in such futures contract transactions and certain other transactions may be materially limited by this test. Please see the section “Federal Income Taxes” for more detailed discussion.

Wells Capital Management Mid Cap Value Portfolio

In addition to the instruments discussed in the Prospectus, the Portfolio may also invest up to 100% of its total assets in temporary defensive instruments, which generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper, repurchase agreements, bankers’ acceptances, non-convertible preferred stocks, non-convertible corporate bonds with a remaining maturity of less than one year, ETFs, other investment companies, and cash items.

Western Asset Management Strategic Bond Opportunities Portfolio and Western Asset Management U.S. Government Portfolio

The Western Asset Management Strategic Bond Opportunities Portfolio may invest in fixed-and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions, in the form of participation in such Loans and assignments of all or a portion of such Loans from third parties. See “Loan Participations, Assignments and Other Direct Indebtedness” below.

Certain of the debt securities in which the Western Asset Management Strategic Bond Opportunities Portfolio may invest may be rated as low as “C” by Moody’s or “D” by S&P or, if unrated, determined by the subadviser to be of comparable quality to securities so rated. Securities rated below investment grade quality are considered high yield securities and are commonly known as “high yield debt” or “junk bonds.” See “High Risk, High Yield Debt Securities” below. Split rated bonds and other fixed income securities (securities that receive different ratings from two or more rating agencies) are treated for these purposes as follows: The Portfolio will treat the security as being rated in the highest rating category by an NRSRO, or if unrated, of comparable quality.

In addition, the Western Asset Management Strategic Bond Opportunities Portfolio may invest in securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities, and may also invest in preferred stocks, convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities, privately placed debt securities, stripped mortgage securities, zero coupon securities, and inverse floaters.

There is no limit on the value of the Western Asset Management Strategic Bond Opportunities Portfolio’s assets that may be invested in the securities of any one country or in assets denominated in any one country’s currency.

The Western Asset Management Strategic Bond Opportunities Portfolio may also invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supra-national entities. Supra-national entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (commonly called the “World Bank”), the European Coal and Steel Community, the Asian Development Bank, and the Inter-American Development Bank. Such supra-national-issued instruments may be denominated in multi-national currency units.

In order to maintain liquidity, the Western Asset Management Strategic Bond Opportunities Portfolio may invest up to 20% of its assets in high-quality short-term money market instruments, provided, however, that short-term investment in securities for the forward settlement of trades is not counted towards this 20% limit.

The Western Asset Management Strategic Bond Opportunities Portfolio’s subadviser has the discretion to select the range of maturities of the various fixed-income securities in which the Portfolio will invest. The weighted average maturity and the duration of the Portfolio may vary substantially from time to time depending on economic and market conditions.

Although the Western Asset Management Strategic Bond Opportunities Portfolio’s investment objective is to maximize total return consistent with the preservation of capital, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Western Asset Management Strategic Bond Opportunities Portfolio, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. The portfolio turnover rate of the Western Asset Management Strategic Bond Opportunities Portfolio may fluctuate considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual security prices. The Western Asset Management Strategic Bond Opportunities Portfolio’s use of reverse repurchase agreements and dollar rolls leads to higher portfolio turnover rates, which involve higher expenses.

With respect to the Western Asset Management U.S. Government Portfolio, any guarantee of the securities in which the Portfolio invests will apply only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying securities. In addition, any such guarantee will apply to the portfolio securities held by the Portfolio and not to the purchase of shares of the Portfolio.

Up to 10% of the assets of the Western Asset Management U.S. Government Portfolio may be invested in marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars) rated “investment grade” (i.e., securities that earn one of the top four ratings from Moody’s or S&P or any other NRSRO; or, if the securities are unrated, judged by the subadviser to be of similar quality), convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities, and privately placed debt securities.

INVESTMENT STRATEGIES AND RISKS

The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Summary Prospectuses and the Prospectuses. In addition to the Portfolios’ principal investment strategies discussed in the Prospectuses, each Portfolio, except an Allocation Portfolio, may engage in other types of investment strategies as described in this section. Each Portfolio may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the Portfolio’s own investment restrictions as set forth in the Summary Prospectus, the Prospectus or this SAI.

Investment Practices

The following information relates to some of the investment practices in which certain of the Portfolios may engage. The table indicates which Portfolios may engage in each of these practices. A Portfolio may be subject to specific limitations on these investment practices, as stated under “Investment Policies” or “Investment Restrictions” or in such Portfolio’s Prospectus. The information below does not describe every type of investment, technique or risk to which a Portfolio may be exposed, and notwithstanding any exclusion of a Portfolio from the list of Portfolios that may use the investment practices noted below, each Portfolio may invest cash collateral it receives in connection with the Portfolio’s securities lending activity as disclosed in the Securities Loan disclosure elsewhere in this SAI. Each Portfolio reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed under “Investment Restrictions.”

MetLife Russell 2000® Index Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife MSCI EAFE® Index Portfolio, and MetLife Stock Index Portfolio are collectively referred to as the “Equity Index Portfolios” and, together with the MetLife Aggregate Bond Index Portfolio, the “Index Portfolios.”

Investment Practices	Portfolios
Asset-Backed Securities, including Collateralized Debt Obligations

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Discovery Portfolio

All Trust II Portfolios other than the Equity Index Portfolios, Baillie Gifford International Stock Portfolio, and Brighthouse/Dimensional International Small Company Portfolio

Bonds	All Trust I Portfolios All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Brady Bonds

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Discovery Portfolio

All Trust II Portfolios other than the Equity Index Portfolios and Brighthouse/Dimensional International Small Company Portfolio

Capital Securities and Bank Capital Securities

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio

All Trust II Portfolios other than the Equity Index Portfolios, Baillie Gifford International Stock Portfolio, BlackRock Ultra-Short Term Bond Portfolio, and Brighthouse/Dimensional International Small Company Portfolio

Investment Practices	Portfolios
Collateralized Obligations

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Discovery Portfolio

All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Convertible Securities	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio

Credit Default Swaps

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Discovery Portfolio

All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio and Brighthouse/Dimensional International Small Company Portfolio

Credit Linked Notes

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio, Brighthouse/Artisan International Portfolio and Morgan Stanley Discovery Portfolio

All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Cyclical Opportunities	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios

Dollar Rolls

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio

All Trust II Portfolios other than Baillie Gifford International Stock Portfolio and Brighthouse/Dimensional International Small Company Portfolio

Emerging Market Securities	All Trust I Portfolios All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio

Equity Securities	All Trust I Portfolios All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio and MetLife Aggregate Bond Index Portfolio

Eurodollar Futures and Options

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Brighthouse/Artisan International Portfolio

All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio and Brighthouse/Dimensional International Small Company Portfolio

Investment Practices	Portfolios
Event-Linked Instruments

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Brighthouse/Artisan International Portfolio

All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Exchange-Traded Grantor Trusts	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Exchange-Traded Notes	All Trust I Portfolios All Trust II Portfolios other than the Index Portfolios, Brighthouse/Dimensional International Small Company Portfolio, and Baillie Gifford International Stock Portfolio

Fixed-Income Securities	All Trust I Portfolios All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Floaters

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Discovery Portfolio

All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Foreign Currency Transactions, including Currency Forward Contracts, Currency Futures and Currency Options

All Trust I Portfolios

All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Russell 2000® Index Portfolio and MetLife Stock Index Portfolio

Foreign Equity Depositary Receipts	All Trust I Portfolios All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio and MetLife Aggregate Bond Index Portfolio

Foreign Securities	All Trust I Portfolios All Trust II Portfolios

Forward Commitments, When-Issued and Delayed-Delivery Securities	All Trust I Portfolios All Trust II Portfolios

Investment Practices	Portfolios
High Yield Foreign Sovereign Debt Securities

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Discovery Portfolio

All Trust II Portfolios other than the Equity Index Portfolios, BlackRock Ultra-Short Term Bond Portfolio, Brighthouse/Dimensional International Small Company Portfolio, and Western Asset Management U.S. Government Portfolio

High Yield, High Risk Debt Securities

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Discovery Portfolio

All Trust II Portfolios other than the Equity Index Portfolios, BlackRock Ultra-Short Term Bond Portfolio, Brighthouse/Dimensional International Small Company Portfolio, and Western Asset Management U.S. Government Portfolio

Hybrid Instruments

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Brighthouse/Artisan International Portfolio (up to 10% of total assets for T. Rowe Price Large Cap Value Portfolio and T. Rowe Price Mid Cap Growth Portfolio)

All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio and Brighthouse/Dimensional International Small Company Portfolio (up to 10% of total assets for T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio)

Illiquid Securities	All Trust I Portfolios All Trust II Portfolios

Inflation-Indexed Bonds	All Trust I Portfolios other than Morgan Stanley Discovery Portfolio All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Indexed Securities	All Trust I Portfolios All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio and Brighthouse/Dimensional International Small Company Portfolio

Interest Rate Transactions	All Trust I Portfolios All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Investment Practices	Portfolios
Inverse Floaters

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio, Brighthouse/Artisan International Portfolio and Morgan Stanley Discovery Portfolio

All Trust II Portfolios other than the Equity Index Portfolios, BlackRock Ultra-Short Term Bond Portfolio, and Brighthouse/Dimensional International Small Company Portfolio

Investment Grade Corporate Debt Securities	All Trust I Portfolios All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Loan Participations, Assignments and Other Direct Indebtedness

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Discovery Portfolio

All Trust II Portfolios other than the Equity Index Portfolios, BlackRock Ultra-Short Term Bond Portfolio, and Brighthouse/Dimensional International Small Company Portfolio

Money Market Securities	All Trust I Portfolios All Trust II Portfolios

Mortgage-Backed Securities, including Collateralized Mortgage Obligations

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Discovery Portfolio

All Trust II Portfolios other than the Equity Index Portfolios, Baillie Gifford International Stock Portfolio, and Brighthouse/Dimensional International Small Company Portfolio

Mortgage Dollar Roll Transactions

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Discovery Portfolio

All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Municipal Fixed-Income Securities

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Discovery Portfolio

All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

New Securities	All Trust I Portfolios All Trust II Portfolios

Investment Practices	Portfolios
Obligations of Supra-national Agencies	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios other than the Equity Index Portfolios and Brighthouse/Dimensional International Small Company Portfolio

Options and Futures Strategies	All Trust I Portfolios All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio

Other Investment Companies, including Exchange-Traded Funds	All Trust I Portfolios All Trust II Portfolios

Payment-in-Kind Securities

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio

All Trust II Portfolios other than the Equity Index Portfolios, Baillie Gifford International Stock Portfolio, BlackRock Ultra-Short Term Bond Portfolio, and Brighthouse/Dimensional International Small Company Portfolio

Portfolio Turnover	All Trust I Portfolios All Trust II Portfolios

Preferred Stocks	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios

Real Estate Investments (Real Estate Investment Trusts and Real Estate Operating Companies)	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio

Recent Events	All Trust I Portfolios All Trust II Portfolios

Repurchase Agreements	All Trust I Portfolios All Trust II Portfolios

Reverse Repurchase Agreements	All Trust I Portfolios All Trust II Portfolios other than Baillie Gifford International Stock Portfolio

Rights and Warrants	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio

Rule 144A Securities and other Private Placement Securities	All Trust I Portfolios All Trust II Portfolios

Investment Practices	Portfolios
Securities Loans	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios

Senior Loans and Other Direct Indebtedness	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Short Sales	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio

Special Situations	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios

Standby Commitment Agreements

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Discovery Portfolio

All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Stripped Mortgage Securities

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Discovery Portfolio

All Trust II Portfolios other than the Equity Index Portfolios, Baillie Gifford International Stock Portfolio, and Brighthouse/Dimensional International Small Company Portfolio

Structured Notes

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio

All Trust II Portfolios other than the Equity Index Portfolios, BlackRock Ultra-Short Term Bond Portfolio, and Brighthouse/Dimensional International Small Company Portfolio, except that the Equity Index Portfolios and BlackRock Ultra-Short Term Bond Portfolio may invest in commodity-linked notes and credit-linked notes

Swaps, Caps, Floors, Collars, Etc.	All Trust I Portfolios All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio and Brighthouse/Dimensional International Small Company Portfolio

Terrorism, War, Natural Disaster and Epidemic Risk	All Trust I Portfolios All Trust II Portfolios

Investment Practices	Portfolios
Trade Claims

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Discovery Portfolio

All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

U.S. Government Securities	All Trust I Portfolios All Trust II Portfolios

Yankee Bonds and Eurobonds

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio

All Trust II Portfolios other than the Equity Index Portfolios, Baillie Gifford International Stock Portfolio, and Brighthouse/Dimensional International Small Company Portfolio

Zero Coupon Securities and Deferred Interest Bonds	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios other than the Equity Index Portfolios, and Brighthouse/Dimensional International Small Company Portfolio

Asset-Backed Securities, including Collateralized Debt Obligations

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in or have exposure to asset-backed securities. Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life of asset-backed securities. A faster prepayment rate will shorten the average life and a slower prepayment rate will lengthen it.

The purchase of asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner’s obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

In the case of privately issued asset-backed securities, the Trusts take the position that such instruments do not represent interests in any particular industry or group of industries.

Bonds

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in or have exposure to one or more types of bonds. Bonds are fixed-or variable-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage-and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments, and other issuers to borrow money from investors. The issuer pays the investor a fixed- or variable-rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a Portfolio’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond when due. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.

Unless required by applicable law, a Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security. Neither event would require the Portfolio to sell the debt security, but the Portfolio’s adviser or subadviser would consider such events in the determining whether the Portfolio should continue to hold it. See also “Fixed-Income Securities.”

Brady Bonds

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the “residual risk”). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. See also “Fixed-Income Securities.”

Capital Securities and Bank Capital Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in or have exposure to capital securities, which are securities issued by a trust having as its only assets junior subordinated debentures of a corporation, typically a bank holding company (“Bank Capital Securities”). This structure provides tax advantages to a bank holding company while generally providing investors a higher yield than is offered by investing directly in a bank holding company’s subordinated debt.

Bank Capital Securities are issued by banks to help fulfill their regulatory capital requirements. Bank capital is generally, but not always, of investment grade quality. Some Bank Capital Securities take the form of trust preferred securities. Other Bank Capital Securities are commonly thought of as hybrids of debt and preferred stock and are often perpetual (with no maturity date), callable, and have a cumulative interest deferral feature. This feature, under certain conditions, allows the issuer bank to withhold payment of interest until a later date. However, such deferred interest payments generally earn interest.

Collateralized Obligations

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in or have exposure to collateralized obligations. A Portfolio may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs, and other CDOs may charge management fees and administrative expenses and may involve a level of active management by a collateral manager.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Holders of interests in the senior tranches are entitled to the lowest interest rate payments but those interests generally represent safer investments than more junior tranches because, should there be any default, senior tranches are typically paid first. The holders of interests in the most junior tranches, such as equity tranches, typically are entitled to be paid the highest interest rate payments but suffer the highest risk of loss should the holder of an underlying debt instrument default. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or the trust of another CDO typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. A relatively small decline in the value of the underlying securities could result in a relatively large loss in the value of a CBO, CLO or other CDO.

Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs, and other CDOs may be characterized by the Portfolio as illiquid securities. However, an active dealer market may exist for CBOs, CLOs, and other CDOs, allowing a CDO to qualify for Rule 144A transactions. See “Rule 144A Securities and Other Private Placement Securities.” In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Portfolios’ Summary Prospectuses and Prospectuses (e.g., interest rate risk, prepayment risk, counterparty risk and credit risk), CBOs, CLOs, and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; (v) the collateral and accompanying risks underlying a CBO, CLO or other CDO in which a Portfolio invests will change, and will do so without transparency; (vi) risk of forced liquidation of collateral securities due to technical defaults such as the failure of coverage tests designed to protect investors in more senior tranches; and (vii) the CBO’s, CLO’s or CDO’s collateral manager may perform poorly.

Convertible Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in or have exposure to convertible securities. A Portfolio may invest in convertible securities of domestic and, subject to the Portfolio’s investment strategy, foreign issuers. The convertible securities in which a Portfolio may invest include any bonds, debentures, notes, preferred stock or other security that may be converted into common stock or that carries the right to purchase common stock. Convertible securities entitle the holder to convert or otherwise exchange the securities for common stock or other equity securities of the same issuer or a different issuer, at specified prices within a certain period of time.

Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. Investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, typically offer lower interest or dividend yields than non-convertible debt securities of similar quality because of the potential for capital appreciation.

Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase for that Portfolio. Neither event will require the sale of such securities, although a Portfolio’s adviser or subadviser will consider such event in its determination of whether the Portfolio should continue to hold the securities. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities generally entail more risk than its debt obligations. In addition, convertible securities are often lower-rated securities than more senior debt obligations.

Credit Default Swaps

As set forth in the “Investment Practices” section, certain of the Portfolios may enter into credit default swap agreements. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Portfolio. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage because, in addition to its aggregate assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). A Portfolio’s risk of loss from credit and counterparty risk is mitigated in part by having a master netting agreement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio with a third party to cover the Portfolio’s exposure to the counterparty. Under a master netting agreement, all amounts with a counterparty are terminated and settled on a net basis if an event of default occurs. In connection with credit default swaps in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will segregate or earmark cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or earmarking will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Portfolio. Such segregation or earmarking will not limit the Portfolio’s exposure to loss.

In addition to using credit default swaps for hedging purposes, the AB Global Dynamic Allocation Portfolio, AB International Bond Portfolio, BlackRock Bond Income Portfolio, BlackRock Global Tactical Strategies Portfolio, BlackRock High Yield Portfolio, Brighthouse/Franklin Low Duration Total Return Portfolio, Brighthouse/Templeton International Bond Portfolio, Brighthouse/Wellington Balanced Portfolio, Brighthouse Balanced Plus Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Core Bond Portfolio, JPMorgan Global Active Allocation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Schroders Global Multi-Asset Portfolio and Western Asset Management Strategic Bond Opportunities Portfolio may also use credit default swaps for other investment purposes.

For purposes of applying a Portfolio’s investment policies and restrictions (as stated in the Summary Prospectus, the Prospectus, and this SAI) swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, however, in applying certain of the Portfolios’ investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolios’ other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Options on Credit Default Swap Agreements. The AB International Bond Portfolio, BlackRock Bond Income Portfolio, BlackRock Global Tactical Strategies Portfolio, BlackRock High Yield Portfolio, Brighthouse/Franklin Low Duration Total Return Portfolio, Brighthouse/Templeton International Bond Portfolio, Brighthouse/Wellington Balanced Portfolio, Brighthouse Balanced Plus Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Schroders Global Multi-Asset Portfolio and Western Asset Management Strategic Bond Opportunities Portfolio may use options on credit default swaps for hedging and other investment purposes. An option on a credit default swap is a contract that gives the buyer the right (but not the obligation), in return for payment of a premium to the option seller, to enter into a new credit default swap on a reference entity at a predetermined spread on a future date. This spread is the price at which the contract is executed (the option strike price). Similar to a put option, in a payer option on a credit default swap, the option buyer pays a premium to the option seller for the right, but not the obligation, to buy credit protection on a reference entity (e.g., a particular portfolio security) at a predetermined spread on a future date. Depending on the movement of market spreads with respect to the particular referenced debt securities between the time of purchase and expiration of the option, the value of the underlying credit default swap and therefore the value of the option will change. Similar to a credit default swap, options on a credit default swap are traded over-the-counter and the specific terms of each option on a credit default swap are negotiated directly with the counterparty.

Credit Linked Notes (“CLNs”)

As set forth in the “Investment Practices” section, certain of the Portfolios may purchase CLNs. A CLN is an instrument in which a special purpose entity (the “Note Issuer”) issues a structured note that is intended to replicate a corporate bond or portfolios of corporate bonds.

The purchaser of the CLN invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to that of a highly rated asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the purchaser will receive payment equal to (1) the original par amount paid to the Note Issuer, if there was neither a default on the Reference Bond nor a restructuring of the issuer of the Reference Bond, or (2) the value of the Reference Bond, if there has been such a default or restructuring. Depending on the terms of the CLN, it is also possible that the purchaser may be required to take physical delivery of the Reference Bond in the event of a default or restructuring. In addition to being subject to the risks relating to the Reference Bond, the purchaser of a CLN may be subject to the credit risk of the Note Issuer. In addition, there may not be a secondary market for the CLN even though such a market exists for the Reference Board.

Cyclical Opportunities

As set forth in the “Investment Practices” section, certain of the Portfolios, such as the Invesco Global Equity Portfolio, may seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the adviser or subadviser believes they have growth potential. A Portfolio might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Portfolio’s share prices.

Dollar Rolls

As set forth in the “Investment Practices” section, certain of the Portfolios may engage in dollar roll transactions. In dollar roll transactions, a Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon, and maturity) securities on a specified future date. During the roll period, a Portfolio would forgo principal and interest paid on such securities. A Portfolio would be compensated by the difference between the current sales price and the forward price of the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Portfolio enters into a dollar roll transaction, it will maintain the segregation, either on the records of the adviser or subadviser or with the Trust’s custodian, of cash or other liquid assets having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained.

Emerging Market Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may, directly or indirectly (through, for example, participation notes or other types of equity-linked notes), invest in emerging market securities. Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Political and economic structures in many emerging market countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political or economic stability characteristics of more developed countries. Certain of such countries in the past may have failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and shareholder claims may be difficult or impossible to pursue. In addition, unanticipated political or social developments may affect the values of a Portfolio’s investments in those countries and the availability to a Portfolio of additional investments in those countries. The small size and limited operating history and/or development of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio’s investments in such countries illiquid and the values of such securities more volatile than investment in more developed countries. To invest in such markets, a Portfolio may be required to establish special custodial or other arrangements, which can add to the cost and risk of investment in such markets. In addition, securities markets of emerging market countries are subject to the risk that such markets may close, sometimes for extended periods of time, due to market, economic, political, regulatory, geopolitical, environmental, public health, or other conditions. There may be little or less reliable financial or accounting information available with respect to issuers located in certain of such countries as compared to investments in more developed markets, and it may be difficult as a result to assess accurately the value or prospects of an investment in such issuers.

Transaction costs in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

A Portfolio may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free-floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Portfolio’s securities are quoted would reduce the Portfolio’s net asset value.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents and new capital controls or restrictions on repatriating capital to the U.S. may be instituted at any time and without advance notice. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Portfolio. Emerging market securities are subject to the risks associated with foreign securities. For a discussion of foreign securities, see “Foreign Securities” below.

China Connect Programs. The risks noted here are in addition to the risks described above.

A Portfolio may purchase or obtain investment exposure to renminbi-denominated securities traded on exchanges located in the People’s Republic of China (“PRC”), such as equity securities traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) or debt securities traded on the China Interbank Bond Market (“CIBM Bonds” and with “China A-Shares, “China Connect Securities”), through a variety of mutual market access programs (collectively, “China Connect”) that enable foreign investment in PRC exchange-traded securities via investments made in Hong Kong or other locations that may in the future have China Connect programs with the PRC. Examples of China Connect programs include the Shanghai-Hong Kong Stock Connect and the Shenzhen-Hong Kong Stock Connect Program (collectively, “Stock Connect”), and the China Bond Connect (the “Bond Connect”).

There are significant risks inherent in investing in China Connect Securities through China Connect. The China Connect programs are relatively new. There can be no assurance that China Connect programs will not be discontinued without advance notice or that future developments will not restrict or adversely affect a Portfolio’s investments or returns through China Connect. The less developed state of PRC’s investment and banking systems with respect to foreign investment subjects the settlement, clearing, and registration of China Connect Securities transactions to heightened risks. China Connect program restrictions could also limit the ability of a Portfolio to sell its China Connect Securities in a timely manner, or to sell them at all. For instance, China Connect programs involving Hong Kong can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if Hong Kong markets are closed but China Connect Securities are trading in the PRC, or where China Connect programs are closed for extended periods of time because of subsequent Hong Kong and PRC holidays (or for other reasons), a Portfolio may not be able to dispose of its China Connect Securities when it wants to in a timely manner, which could adversely affect the Portfolio’s performance or ability to meet its investment objective. A Portfolio’s investments in China Connect Securities may only be traded through the relevant China Connect program and are not otherwise transferable.

Investments in eligible China Connect Securities through China Connect programs are subject to trading, clearance and settlement procedures that could increase the risk of loss to a Portfolio and/or affect the Portfolio’s ability to effectively pursue its investment strategy, such as the prohibition on same day (turnaround) trading through China Connect programs. If an account buys China Connect Securities on day “T,” the investor will only be able to sell the securities on or after day T+1. China Connect Securities currently eligible for trading under a China Connect program may also lose such designation. Further, all China Connect Securities trades must be settled in renminbi (“RMB”), which requires a Portfolio to have timely access to a reliable supply of RMB in Hong Kong, which cannot be assured.

Stock Connect is subject to certain restrictions that create certain additional operational risks. Settlement of China A-Shares occurs on T+0, which could subject a Portfolio to additional risk of failed trades, errors, or penalties. Under certain arrangements, investment in China A-Shares through Stock Connect is available only through a single broker that is an affiliate of the Portfolio’s sub-custodian, which means that the Portfolio cannot trade through another broker even if it believes it could achieve better quality of execution by doing so. Additionally, Stock Connect is subject to daily quota limits on purchases of China A-Shares. Once the daily quota is reached, orders to purchase additional China A-Shares through Stock Connect will be rejected. Investment quotas are subject to change, and although the current quotas do not place limits on sales of China A-Shares or other China Connect Securities through China Connect programs, there can be no guarantee that capital controls would not be implemented that could adversely affect a Portfolio’s ability to remove money out of China and use it for other purposes, including to meet redemptions.

China Connect Securities purchased through a China Connect program are held through a nominee structure by a Hong Kong-based depository as nominee (the “Nominee”) on behalf of investors. Thus, a Portfolio’s investments will be registered on the books of the PRC clearinghouse in the name of a Hong Kong clearinghouse, and on the books of a Hong Kong clearinghouse in the name of the Portfolio’s Hong Kong sub-custodian, and may not be clearly designated as belonging to the Portfolio. The precise nature and rights of a Portfolio as the beneficial owner of China Connect Securities through the Nominee is not well defined under PRC law and it is not yet clear how such rights will recognized or enforced under PRC law. If PRC law does not fully recognize a Portfolio as the beneficial owner of its China Connect Securities, this may limit the ability of the Adviser (and/or any Subadviser, as the case may be) to effectively manage the Portfolio. The use of the nominee system also exposes a Portfolio to the credit risk of its sub-custodian and the depository intermediaries, and to greater risk of expropriation. Different fees, costs and taxes are imposed on foreign investors acquiring China Connect Securities acquired through China Connect programs, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure. Furthermore, the securities regimes and legal systems of the PRC and Hong Kong differ significantly from each other and issues may arise based on these differences. Loss of Hong Kong independence or legal distinctiveness, for example, related to the Hong Kong protests that started in 2019, could undermine significant benefits of the China Connect programs. Political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, could have an adverse effect on the Chinese or Hong Kong economies and on investments made through China Connect programs, and thus could adversely impact the Portfolios investing through China Connect programs.

CIBM Bonds may also be purchased through the CIBM Direct Access Program, which is also relatively new. The CIBM Direct Access Program, established by the People’s Bank of China, allows eligible foreign institutional investors to conduct trading in the CIBM, subject to other rules and regulations as promulgated by Chinese authorities. Eligible foreign institutional investors who wish to invest directly in the CIBM through the CIBM Direct Access Program may do so through a settlement agent located in China, who would be responsible for making the relevant filings and account opening with the relevant authorities. A Portfolio is therefore subject to the risk of default or errors on the part of such agent. Many of the same risks that apply to investments in the PRC through China Connect programs also apply to investments through the CIBM Direct Access Program.

Equity Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in equity securities, which generally represent an ownership interest in a company. The most common form of equity security in the United States is common stock of a corporation, but equity securities also include preferred stock, warrants, securities convertible into common or preferred stocks, and interests in partnerships and foreign entities. Different types of equity securities provide different voting and dividend rights in the event of the bankruptcy of the issuers. In general, equity securities are more volatile and risky than fixed-income securities. The prices of equity securities generally rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). Therefore, the value of your investment in a Portfolio may sometimes decrease instead of increase. Certain equity securities may pay a dividend. A dividend is a payment made by a company to a shareholder that typically is based on the company’s performance. A dividend may be paid as cash or additional securities.

Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing.

Generally, an adviser or subadviser considers a stock to be a growth stock if it expects the company’s earnings to grow more rapidly than earnings of other companies. An investment adviser or subadviser using a “growth” style of investing will be more likely than an adviser or subadviser using a “value” style to buy a stock that is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock’s price to earnings ratio. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Value stocks are stocks that are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by a Portfolio’s adviser or subadviser may actually be appropriately priced or overvalued. Value-oriented funds will typically underperform when growth investing is in favor.

Market Capitalization Risk—Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. The net asset value of each class of a Portfolio that invests in companies with smaller capitalization, therefore, may fluctuate more widely than market averages. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Equity securities include stock, rights, warrants, and other interests in special purpose acquisition companies (“SPACs”) or similar special purpose entities. A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition, or other similar transactions (each a “Transaction”). If a Portfolio purchases shares of a SPAC in an IPO it will generally bear a sales commission, which may be significant. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a Transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a Transaction.

Because SPACs often do not have an operating history or ongoing business other than seeking a Transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable Transaction. Some SPACs may pursue Transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the over-the-counter market, may become illiquid and/or may be subject to restrictions on resale.

Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target Transaction; an attractive Transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a Transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by a Portfolio may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

Eurodollar Futures and Options

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. For more information regarding the transition away from and eventual elimination of LIBOR, see “Investment Strategies and Risks - Recent Events.”

Event-Linked Instruments

As set forth in the “Investment Practices” section, certain of the Portfolios may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent upon, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Portfolios may lose a portion or the entirety of principal invested in the bond or notional amount on a swap. Event-linked bonds often provide for an extension of maturity to process and audit loss claims when a trigger event has, or possibly has, occurred. An extension of maturity may increase the bond’s volatility. Event-linked exposure may expose the Portfolios to certain additional risks including credit and counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposure may also be subject to liquidity risk.

Exchange-Traded Grantor Trusts

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in exchange-traded grantor trusts (“ETGTs”). An ETGT is a trust comprised of a fixed basket of stocks or commodities, often representing a specific sector or industry. ETGTs are unmanaged, and once composed, their portfolios generally do not change. If a company originally owned by an ETGT is merged or fails, it is not replaced within the ETGT. This may result in a concentration of the ETGT’s holdings or a diversion from the ETGT’s initial industry or sector focus. Like ETFs, ETGTs are traded on an exchange. However, unlike ETFs, an investor in an ETGT holds the shares of the underlying stocks, retaining voting rights and dividend distributions. Further, ETGTs may be deconstructed, and the underlying stocks distributed to the owners. The risks involved in investing in an ETGT are the same as those associated with investing in the underlying stocks, including market risk, sector risk, concentration risk, performance risk, and risks associated with a lack of active management.

ETGTs are generally inexpensive to maintain and investors pay a transaction cost and an annual custody fee. However, because interests in ETGTs are sold only in round lots of 100, they are expensive for small investors. In addition, because of their often narrow focus, investments in ETGTs generally are not well suited for buy and hold strategies, but instead as short term, tactical investments.

Exchange-Traded Notes

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in ETNs. ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other financial institution. ETNs have a maturity date and are backed only by the credit of the issuer. The returns of ETNs are linked to the performance of a market benchmark or strategy, less investor fees. ETNs can be traded on an exchange at market price or held until maturity. The issuer of an ETN typically makes interest payments and a principal payment at maturity that is linked to the price movement of an underlying market benchmark or strategy.

An investment in an ETN involves risks, such as market risk, liquidity risk and counterparty risk. For example, the value of an ETN will change as the value of the underlying market benchmark or strategy fluctuates. The prices of underlying market benchmarks are determined based on a variety of market and economic factors and may change unpredictably, affecting the value of the benchmarks and, consequently, the value of an ETN. In addition, if the value of an underlying market benchmark decreases, or does not increase by an amount greater than the aggregate investor fee applicable to an ETN, then an investor in the ETN will receive less than its original investment in the ETN upon maturity or early redemption and could lose up to 100% of the original principal amount.

The issuer of an ETN may restrict the ETN’s redemption amount or its redemption date. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

Because ETNs are unsecured debt securities, they are also subject to risk of default by the issuing bank or other financial institution (i.e., counterparty risk). In addition, the value of an ETN may decline due to a downgrade in the issuer’s credit rating despite no change in the underlying market benchmark.

Fixed-Income Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in fixed-income securities. Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate and private issuers of various types. The maturity date is the date on which the borrower must pay back the borrowed amount, which is known as the principal. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral to cover the issuer’s obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or upon the maturity of the security, as well as an obligation to repay the principal amount of the security at maturity. The rate of interest on fixed-income securities may be fixed or variable. Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Fixed-income securities are subject to credit risk, market risk and interest rate risk. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and, conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities also involve prepayment or call risk. Prepayment risk is the risk that the issuer will repay the principal on the security before it is due, thus depriving the fixed-income security’s holder, such as a Portfolio, of a favorable stream of future interest or dividend payments. The Portfolio could buy another security, but that other security might pay a lower interest rate. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Portfolio would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a “call option” and redeem the security during times of declining interest rates, the Portfolio may realize a capital loss on its investment if the security was purchased at a premium and the Portfolio may be forced to replace the called security with a lower yielding security. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates may impact the yield of a Portfolio’s investments in fixed income securities and may increase the risk that, if followed by rising interest rates, the Portfolio’s performance will be negatively impacted. The Portfolios are subject to the risk that the income generated by their investments in fixed income securities may not keep pace with inflation.

Changes by NRSROs in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Portfolio’s net asset value.

Because interest rates vary, it is impossible to predict the income, if any, for any particular period for a Portfolio that invests in fixed-income securities. Fluctuations in the value of a Portfolio’s investments in fixed-income securities will cause the net asset value of each class of the Portfolio to fluctuate also.

Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. If interest rates rise by one percentage point, the share price of a bond fund with an average duration of five years would be expected to decline by about 5%. If rates decrease by a percentage point, the bond fund’s share price would be expected to rise by about 5%. The weights are the present values of each cash flow as a percentage of the present value of all cash flows. The greater the duration of a bond, the greater its percentage price volatility. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Only a pure discount bond—that is, one with no coupon or sinking-fund payments—has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.

The difference between duration and maturity depends on: (a) the size of the coupon, (b) whether or not there are to be sinking-fund payments, and (c) the yield-to-maturity represented by the bond’s current market value. The higher the coupon the shorter the duration. This is because the final redemption payment accounts for a smaller percentage of the bond’s current value. The higher the yield the shorter the duration. This is because the present values of the distant payments become less important relative to the present values of the nearer payments. A typical sinking fund reduces duration by about 1.5 years. For bonds with less than five years to maturity, duration expands rapidly as maturity expands. From 5 to 15 years remaining maturity, duration continues to expand as maturity lengthens, but at a considerably slower rate. Beyond 15 years’ maturity, increments to duration are quite small, and only a bond with very low (or no) coupon would have a duration of more than 15 years.

There is a close relationship between duration and the price sensitivity of a bond to changes in interest rates. For example, a bond with 10 years’ duration will decline (or rise) in price by approximately 5 percent when yield increases (or decreases) by one half percent. Similarly, a yield increase of 2 percent will produce a price decline of about 24 percent for a bond with 12 years’ duration; but the same 2 percent yield increase will produce a price decline of only some 10 percent for a bond with 5 years’ duration. This same relationship generally holds true for the duration and price of the entire portfolio of a Portfolio.

A Portfolio that may invest in debt securities will generally be able to invest in variable or floating-rate securities, which bear interest at rates subject to periodic adjustment or provide for periodic recovery of principal on demand. The value of a Portfolio’s investment in certain of these securities may depend on the Portfolio’s right to demand that a specified bank, broker-dealer, or other financial institution either purchase such securities from the Portfolio at par or make payment on short notice to the Portfolio of unpaid principal and/or interest on the securities. These securities are subject to, among others, interest rate risk and credit risk.

The following constitutes a non-exhaustive description of the fixed-income securities that may be purchased by each Portfolio, some of which may only be used for investment for temporary defensive purposes, pending investment in other securities or for liquidity purposes. For additional information about specific types of fixed-income securities, see “Bonds,” “High Yield Foreign Sovereign Debt Securities,” “High Yield, High Risk Debt Securities,” “Inflation-Indexed Bonds,” “Investment Grade Corporate Debt Securities,” “Municipal Fixed-Income Securities,” “U.S. Government Securities,” and “Yankee Bonds and Eurobonds.”

U.S. Government Securities

U.S. Government securities are bills, certificates of indebtedness, notes and bonds issued by agencies, authorities and instrumentalities of the U.S. Government. Some obligations, such as those issued by the U.S. Treasury, the Government National Mortgage Association (“GNMA”), the Farmers’ Home Administration, and the Small Business Administration, are only backed by the full faith and credit of the U.S. Treasury. Other obligations are backed by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, and the Federal National Mortgage Association (“Fannie Mae”). Such securities may involve increased risk, including loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. Treasury.

Certificates of Deposit

Certificates of deposit are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return and are normally negotiable.

Bankers’ Acceptances

Bankers’ acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.

Commercial Paper

Commercial paper refers to promissory notes issued by corporations in order to finance their short-term credit needs. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security (that is, backed by a pool of assets representing the obligations of a number of different issuers), in which case certain of the risks discussed above in “Asset-backed Securities, including Collateralized Debt Obligations” would apply. Commercial paper is traded primarily among institutions. For a description of short-term debt obligation ratings, see Appendix A. Commercial paper may also be issued by foreign companies or banks or their U.S. affiliates.

Foreign Obligations

Foreign obligations are obligations of foreign branches of U.S. banks and other foreign securities that are subject to risks of foreign political, economic, and legal developments, which include foreign governmental restrictions adversely affecting payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch of a domestic bank. With respect to bank obligations, different risks may result from the fact that foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information. Obligations of such branches will be purchased by a Portfolio only when the Portfolio’s adviser or subadviser believes the risks are minimal.

Eurodollar Bank Obligations

Eurodollar bank obligations are obligations of foreign branches of foreign banks and foreign branches of U.S. banks.

Floaters

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in floaters. Floaters are fixed-income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

Foreign Currency Transactions, including Currency Forward Contracts, Currency Futures, and Currency Options

As set forth in the “Investment Practices” section, certain of the Portfolios may engage in foreign currency transactions. Foreign currency transactions include: (1) forward foreign currency exchange contracts, (2) foreign currency futures contracts, (3) put and call options on foreign currency futures contracts and on foreign currencies, (4) the purchase and sale of foreign currency on a spot (or cash) basis, and (5) currency swaps. These Portfolios may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of a Portfolio’s assets and income to the extent the Portfolio holds securities or other assets that are denominated in that foreign currency. In addition, although a portion of a Portfolio’s investment income may be received or realized in such currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a Portfolio’s income has been earned and computed in U.S. dollars but before conversion and payment, the Portfolio could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the United States or abroad. Foreign currencies in which a Portfolio’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio. A Portfolio may also be subject to the credit risk presented by another party (counterparty risk) to the extent it engages in transactions, such as forward foreign currency contracts, that involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of an investment in the Portfolio may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Certain of the Portfolios may invest in the following types of foreign currency transactions:

Foreign Currency Exchange Transactions. A Portfolio may engage in foreign currency exchange transactions to gain exposure to a particular foreign currency or currencies as a part of its investment strategy, to protect against uncertainty in the level of future exchange rates, to facilitate the settlement of securities trades or to exchange one currency for another. The adviser or subadviser to a Portfolio may engage in foreign currency exchange transactions in connection with implementing the investment strategy of the Portfolio, the purchase and sale of portfolio securities (“transaction hedging”), and to protect the value of specific portfolio positions (“position hedging”).

A Portfolio may engage in “transaction hedging” to protect against a change in the foreign currency exchange rate between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to “lock in” the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in or exposed to that foreign currency.

If conditions warrant, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts to gain exposure to a particular foreign currency or currencies as a part of its investment strategy or as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

For transaction hedging purposes, a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option.

A Portfolio may engage in “position hedging” to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated, or quoted or exposed (or an increase in the value of currency for securities which the Portfolio intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

Hedging transactions involve costs and may result in losses. A Portfolio may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter transactions only when, in the opinion of the Portfolio’s adviser or subadviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio’s ability to engage in hedging and related option transactions may be limited by tax considerations.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”), such as the New York Mercantile Exchange. A Portfolio may enter into foreign currency futures contracts to gain exposure to a particular foreign currency or currencies as a part of its investment strategy or for hedging or other appropriate investment purposes as defined in CFTC regulations. Open positions in forwards used for non-hedging purposes will be covered by the Portfolio’s earmarking of liquid assets or by the segregation with the Trusts’ custodian of liquid assets, and such positions will be marked to market daily.

In addition to being used to gain exposure to a particular foreign currency or to enhance the Portfolio’s return, forwards may be used to adjust the foreign exchange exposure of each Portfolio with a view to protecting against uncertainty in the level of future foreign exchange rates, and the Portfolios might be expected to enter into such contracts under the following circumstances:

Lock In. When the adviser or subadviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio’s holdings denominated in the currency sold.

Direct Hedge. If the adviser or subadviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the adviser or subadviser thinks that a Portfolio can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Portfolio would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Portfolio would hope to benefit from an increase (if any) in value of the bond.

Proxy Hedge. The adviser or subadviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies, and such relationships can be very unstable at times.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit. These contracts may be bought or sold to protect a Portfolio against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or to increase exposure to a particular foreign currency.

At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of margin variation.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio’s adviser or subadviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors in foreign currency options may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Currency Swaps. A Portfolio may enter into currency swaps. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the swap transaction.

A Portfolio may also enter into currency swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the swap agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. With respect to currency swaps entered into on a net basis, a Portfolio will accrue the net amount of excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate or earmark cash or assets determined to be liquid and having a value equal to the excess. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the adviser and sub advisers believe such obligations do not constitute “senior securities” under the 1940 Act and accordingly, the adviser and sub advisers will not treat them as being subject to a Portfolio’s borrowing restrictions under the 1940 Act.

The currency swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the currency swap market has become relatively liquid.

The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an adviser or subadviser is incorrect in its forecasts of currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if currency swaps were not used.

For purposes of applying a Portfolio’s investment policies and restrictions (as stated in the Summary Prospectus, the Prospectus, and this SAI) swap agreements are generally valued by the Portfolio at market value. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

In addition to engaging in foreign currency transactions for hedging purposes, the AB International Bond Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Bond Income Portfolio, BlackRock Global Tactical Strategies Portfolio, Brighthouse/Dimensional International Small Company Portfolio, Brighthouse/Franklin Low Duration Total Return Portfolio, Brighthouse/Templeton International Bond Portfolio, Brighthouse/Wellington Balanced Portfolio, Brighthouse Balanced Plus Portfolio, Loomis Sayles Global Allocation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Schroders Global Multi-Asset Portfolio and Western Asset Management Strategic Bond Opportunities Portfolio may enter into foreign currency transactions for other investment purposes.

Foreign Equity Depositary Receipts

As set forth in the “Investment Practices” section, certain of the Portfolios may purchase foreign equity depositary receipts, including non-voting depositary receipts (“NVDRs”), which are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank, or issued by an affiliate of an exchange. These Portfolios may invest in EDRs, GDRs, International Depositary Receipts (“IDRs”) and NVDRs. In addition, these Portfolios may invest in ADRs, which represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs, GDRs, IDRs and NVDRs are receipts evidencing an arrangement with a non-U.S. bank, foreign stock exchange or foreign stock exchange affiliate similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs, GDRs and IDRs are not necessarily quoted in the same currency as the underlying security.

Foreign equity depositary receipts can be either “sponsored” or “unsponsored.” Sponsored foreign equity depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored foreign equity depositary receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored foreign equity depositary receipts.

To the extent a Portfolio acquires foreign equity depositary receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the receipts to issue and service such receipts (unsponsored), there may be an increased possibility that such Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in foreign equity depositary receipts does not eliminate the risks inherent in investing in securities of non-U.S. issuers. The market value of foreign equity depositary receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the foreign equity depositary receipts and the underlying securities are quoted. However, by investing in foreign equity depositary receipts, such as ADRs, that are quoted in U.S. dollars, a Portfolio may avoid foreign risks during the settlement period for purchases and sales.

Except as noted, the Portfolios consider Depositary Receipts to be foreign securities. The BlackRock High Yield Portfolio, Brighthouse Small Cap Value Portfolio, Jennison Growth Portfolio, Neuberger Berman Genesis Portfolio and Wells Capital Management Mid Cap Value Portfolio do not consider ADRs or similar receipts and shares traded in U.S. markets to be foreign securities.

Foreign Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in or have exposure to foreign equity and debt securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies and securities denominated in foreign currencies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits, Yankee certificates of deposit, Eurobonds, and Yankee bonds. A Portfolio may also invest in Canadian commercial paper and Europaper. These instruments may subject a Portfolio to additional investment risks from those related to investments in obligations of U.S. issuers. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the United States, and such standards and practices may vary significantly from country to country. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Other risks of investing in such securities include political or economic instability in the country involved, reduction of governmental or central bank support, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. There is a possibility of developments that could adversely affect investment in and the liquidity of securities of certain foreign countries, including but not limited to expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Foreign issuers may become subject to sanctions imposed by the United States or another country or other governmental or non-governmental organizations, which could result in the immediate freeze of the foreign issuers’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit a Portfolio’s ability to buy, sell, receive or deliver the securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Foreign equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges and markets, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a “failed settlement,” which can result in losses to a Portfolio. In certain markets, there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct such transactions. The inability of a Portfolio to make intended securities purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of a portfolio security or, if the Portfolio had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. There can be no assurance that currency controls will not be imposed in any foreign country. In addition, the value of foreign fixed-income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Portfolio may buy securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the World Bank, the Asian Development Bank, and the Inter-American Development Bank.

The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

Foreign sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. Sovereign debtors also may be dependent on expected disbursements from other foreign governments or multinational agencies and the country’s access to, or balance of, trade. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Restructuring may include obtaining additional credit to finance outstanding obligations, reduction and rescheduling of payments of interest and principal, or negotiation of new or amended credit and security agreements. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and payment of interest is not guaranteed by the U.S. government. For a discussion of foreign sovereign debt securities of European countries, see “Investment Strategies and Risks—Recent Events.”

Securities of companies domiciled in Canada, Puerto Rico, and the Caribbean Islands, if primarily traded in the U.S. securities markets, are generally not considered to be foreign securities. Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Certain Portfolios may gain exposure to securities in certain foreign markets through investments in participation notes. Some countries, especially emerging markets countries, do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. The Portfolios may use participation notes or other investments to establish a position in such markets as a substitute for direct investment. Participation notes are issued by banks or broker-dealers and are designed to track the return of a particular underlying equity or debt security, currency or market. An investment in a participation note involves additional risks beyond the risks normally associated with a direct investment in the underlying security and the participation note’s performance may differ from the underlying security’s performance. While the holder of a participation note may be entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as an owner of the underlying stock. In addition, participation notes are generally traded over-the-counter and are subject to counterparty risk. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Portfolio would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a participation note against the issuer of the underlying assets. There is also no assurance that there will be a secondary trading market for a participation note or that the trading price of a participation note will equal the value of the underlying security. Additionally, issuers of participation notes and the calculation agent may have broad authority to control the foreign exchange rates related to the participation notes and discretion to adjust the participation note’s terms in response to certain events.

Eurodollar and Yankee dollar bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) bank obligations are subject to certain sovereign risks in addition to the risks of foreign investments described below. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers. See also “Fixed-Income Securities—Foreign Obligations”

Forward Commitments, When-Issued, and Delayed Delivery Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them for its portfolio (or for delivery pursuant to options contracts it has entered into), but may enter into a separate agreement to sell the securities before the settlement date if its adviser or subadviser deems it advisable to do so. The Portfolio may realize short-term gains or losses in connection with such sales. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will segregate or earmark cash or liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value. These transactions may subject the Portfolio to a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Portfolio. In addition, when the Portfolio engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Portfolio may miss the opportunity to obtain a security at a favorable price or yield.

High Yield Foreign Sovereign Debt Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in high yield foreign sovereign debt securities, which are typically issued by foreign sovereign obligors in developing or emerging market countries. Such countries’ ability to pay principal and interest may be adversely affected by many factors, including high rates of inflation, high interest rates, currency exchange rate fluctuations or difficulties, political uncertainty or instability, the country’s cash flow position, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, the policy of the International Monetary Fund (the “IMF”), the World Bank and other international agencies, the obligor’s balance of payments, including export performance, its access to international credit and investments, fluctuations in the international prices of commodities which it imports or exports and the extent of its foreign reserves and access to foreign exchange. Currency devaluations may also adversely affect the ability of a foreign sovereign obligor to obtain sufficient foreign exchange to service its external debt.

If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government’s implementation of economic reforms or other requirements. Failure to meet such conditions may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.

A Portfolio may invest in the sovereign debt of foreign countries which have issued or have announced plans to issue Brady Bonds. See “Brady Bonds.”

Investments in High Yield Foreign Sovereign Debt Securities are subject to risks similar to investments in “High Yield, High Risk Debt Securities.” See also “Fixed-Income Securities.”

High Yield, High Risk Debt Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in high yield, high risk debt securities. Certain lower rated securities purchased by a Portfolio, such as those rated Ba or B by Moody’s, BB or B by S&P or BB or B by Fitch Ratings (“Fitch”) (commonly known as “junk bonds”), may be subject to certain risks with respect to the issuing entity’s ability to make scheduled payments of principal and interest, and also may be subject to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed-income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed-income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the adviser or subadviser’s own credit analysis.

Lower quality fixed-income securities are affected by the market’s perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed-income securities is generally less liquid than the market for investment grade fixed-income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Portfolio’s portfolio securities for purposes of determining the Portfolio’s net asset value.

A Portfolio may invest in mezzanine securities, which are generally lower quality fixed-income securities and frequently unrated and present many of the same risks as senior loans, second lien loans and lower quality fixed-income securities. See “Senior Loans and Other Direct Indebtedness.” However, unlike senior loans and second lien loans, mezzanine securities are not a senior or secondary secured obligation of the related borrower. They typically are the most subordinated debt obligation in an issuer’s capital structure. Mezzanine securities also may often be unsecured. Mezzanine securities therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled obligation after giving effect to any senior obligations of the related borrower. Mezzanine securities will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine securities is an investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.

A Portfolio may also invest in high yield debt securities that are rated C or below (sometimes referred to as “distressed securities”). Distressed securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of such securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of such securities may be more complex than for issuers of higher quality debt securities. These securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. If an issuer of such securities defaults, in addition to risking payment of all or a portion of interest and principal, a Portfolio by investing in such securities, may incur additional expenses to seek recovery of its investment.

In determining suitability of investment in a particular unrated security, the adviser or subadviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Hybrid Instruments

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in hybrid instruments (a type of potentially high-risk derivative). Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “Underlying Assets”) or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rate. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. Various Benchmarks and prices for Underlying Assets are typically highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Portfolio.

Equity-linked debt securities are a type of hybrid instrument. At maturity, an equity-linked debt security of an issuer is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer’s common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer’s common stock might not be as high as the adviser or subadviser expected.

Although there are no percentage limitations on the amount of assets that may be invested in hybrid instruments, the adviser or subadviser to the Portfolios, other than the AB Global Dynamic Allocation Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Global Tactical Strategies Portfolio, Brighthouse Balanced Plus Portfolio and Western Asset Management Government Income Portfolio, do not anticipate that such investments will exceed 5% (10% with respect to T. Rowe Price Large Cap Growth Portfolio, T. Rowe Price Large Cap Value Portfolio, T. Rowe Price Mid Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio) of each Portfolio’s total assets.

Illiquid Securities

As set forth in the “Investment Practices” section, each Portfolio may invest up to 15% (5% in the case of BlackRock Ultra-Short Term Bond Portfolio) of its net assets in “illiquid securities.” Illiquid securities are investments that the Adviser (in consultation with the subadviser when the Adviser deems such consultation necessary or appropriate) reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid securities include securities whose disposition is restricted by federal securities laws (other than Rule 144A securities deemed liquid by the Adviser or the Portfolio’s subadviser) and certificates of deposit and repurchase agreements of more than seven days duration or any time deposit with a withdrawal penalty. If, due to the appreciation of illiquid securities, the depreciation of liquid securities, a change in net assets or other circumstances, a Portfolio’s investment in illiquid assets represents more than 15% (5% in the case of BlackRock Ultra-Short Term Bond Portfolio) of the value of its net assets, the Portfolio is not required to sell any illiquid securities if to do so would not be, in the Adviser or subadviser’s opinion, in the best interest of the Portfolio’s shareholders.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). A Portfolio will not receive its sales proceeds until that time, which may constrain the Portfolio’s ability to meet its obligations (including obligations to redeeming shareholders). A Portfolio may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of the adviser or subadviser may at times play a greater role in valuing these securities than in the case of publicly traded securities.

The SEC has adopted a liquidity risk management rule (the “Liquidity Rule”) that requires the Portfolios to establish a liquidity risk management program (the “LRMP”). Under the LRMP, the Adviser assesses, manages, and periodically reviews each Portfolio’s liquidity risk. The Liquidity Rule defines “liquidity risk” as the risk that a Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio. The liquidity of a Portfolio’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRMP. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Portfolio can expect to be exposed to greater liquidity risk.

Limited Partnership and Limited Liability Company Interests. Certain Portfolios may invest in limited partnerships. A limited partnership interest entitles a Portfolio to participate in the investment return of the partnership’s assets as defined by the agreement among the partners. As a limited partner, a Portfolio generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner’s liability generally is limited to the amount of its commitment to the partnership. Certain Portfolios may invest in limited liability company interests to the same extent they invest in limited partnership interests. Limited liability company interests have similar characteristics as limited partnership interests.

Investments in limited partnerships pose special investment risks. A limited partnership is generally taxed as a pass-through entity; i.e., the income and expenses of the partnership are not taxed at the partnership level but are passed through to its limited partners, such as the Portfolios, who include their pro rata share of the partnership’s income and expenses in their own taxes. This pass-through may potentially cause non-compliance by the Portfolios with certain tax laws and regulations to which the Portfolios are subject, and subject them to penalties under the tax laws, including possible loss of their own pass-through treatment under Subchapter M of the Code. Limited partnership units are typically illiquid and subject to contractual transfer restrictions; thus a Portfolio will generally not be able to sell an investment in a limited partnership but will be required to hold it for the entire term of the partnership. Certain decisions that could adversely affect the Portfolios, such as whether the limited partnership should be allowed to borrow money, may be made by a majority in interest of the limited partners. A Portfolio also bears indirectly its proportionate share of the limited partnership’s management fee and operating expenses. When a Portfolio makes an investment in a limited partnership, it typically signs a subscription agreement committing it to a certain investment amount; this amount is generally not paid all at once, but rather drawn down over time by the partnership’s general partner as investment opportunities present themselves. As a result, a Portfolio must set aside sufficient assets to be able to fund any future capital calls. Limited partnerships have relatively concentrated holdings; as a consequence, the return on a partnership may be adversely impacted by the poor performance of a small number of investments, especially if the partnership needs to mark down the valuation of one or more of its holdings.

Publicly traded partnerships (“PTP”) and master limited partnerships (“MLPs”) are generally limited partnerships (or limited liability companies), the units of which may be listed and traded on a securities exchange or are readily tradable on a secondary market (or its substantial equivalent). In addition to the risks associated with the underlying assets and exposures within a PTP or an MLP, a Portfolio’s investments in PTPs and MLPs are subject to other risks. The value of a PTP or an MLP will depend in part upon specialized skills of the PTP’s or MLP’s manager, and a PTP or an MLP may not achieve its investment objective. A PTP, MLP and/or its manager may lack, or have limited, operating histories. A Portfolio will be subject to its proportionate share of a PTP’s or an MLP’s expenses. A PTP or an MLP may be subject to a lack of liquidity and may trade on an exchange at a discount or a premium to its net asset value. Unlike ownership of common stock of a corporation, a Portfolio would have limited distribution rights in connection with its investment in a PTP or an MLP.

MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The fees that MLPs charge for transportation of oil and gas products through their pipelines are subject to government regulation, which could negatively impact the revenue stream. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs. These include the risk of environmental incidents, terrorist attacks, demand destruction from high commodity prices, proliferation of alternative energy sources, and inadequate supply of external capital. There are also certain tax risks associated with investment in MLPs. The benefit derived from a Portfolio’s investment in MLPs is somewhat dependent on the MLP being treated as a partnership for federal income tax purposes, so any change to this status would adversely affect the price of MLP units. Historically, a substantial portion of the gross taxable income of MLPs has been offset by tax losses and deductions reducing gross income received by investors, and any change to these tax rules would adversely affect the price of an MLP unit.

Private Investment in Public Equity. Certain Portfolios may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPES”). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Portfolio cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Inflation-Indexed Bonds

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury (“TIPS”) have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may also invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Indexed Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short- to intermediate-term fixed-income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument. See also “Fixed-Income Securities.”

Interest Rate Transactions

As set forth in the “Investment Practices” section, certain of the Portfolios may engage in interest rate transactions, which include: (1) interest rate swaps, (2) puts and call options on interest rate swaps, (3) interest rate caps and floors, (4) interest rate futures contracts, and (5) put and call options on interest rate futures contracts.

Interest Rate Swaps and Related Caps and Floors

Among the strategic transactions into which the Portfolios may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio may use these transactions for a variety of purposes, including hedging, but also for purposes of income enhancement and market exposure. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.

Inasmuch as these swaps, caps, and floors are entered into for good faith hedging purposes, the adviser or subadvisers to the Portfolios and the Trust believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least “A” by Standard & Poor’s, Moody’s or Fitch or has an equivalent rating from another NRSRO or is determined to be of equivalent credit quality by the adviser or subadviser. For a description of the NRSROs and their ratings, see Appendix A. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

A Portfolio’s risk of loss from credit and counterparty risk arising from a swap is mitigated in part by having a master netting agreement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio with a third party to cover the Portfolio’s exposure to the counterparty. Under a master netting agreement, all amounts with a counterparty are terminated and settled on a net basis if an event of default occurs. In addition, with respect to swaps, a Portfolio will accrue the net amount of excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio’s net obligations, if any.

In addition to using interest rate swaps for hedging purposes, AB Global Dynamic Allocation Portfolio, AB International Bond Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Bond Income Portfolio, BlackRock Global Tactical Strategies Portfolio, Brighthouse/Franklin Low Duration Total Return Portfolio, Brighthouse/Templeton International Bond Portfolio, Brighthouse/Wellington Balanced Portfolio, Brighthouse Balanced Plus Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, MetLife Multi-Index Targeted Risk Portfolio, PanAgora Global Diversified Risk Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Schroders Global Multi-Asset Portfolio, Western Asset Management Government Income Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio and Western Asset Management U.S. Government Portfolio may use interest rate swaps for other investment purposes.

For purposes of applying a Portfolio’s investment policies and restrictions (as stated in the Summary Prospectus, the Prospectus, and this SAI) swap agreements are generally valued by the Portfolio at market value. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Options on Interest Rate Swap Agreements. The AB Global Dynamic Allocation Portfolio, AB International Bond Portfolio, BlackRock Bond Income Portfolio, Brighthouse/Franklin Low Duration Total Return Portfolio, Brighthouse/Templeton International Bond Portfolio, Brighthouse/Wellington Balanced Portfolio, Brighthouse Balanced Plus Portfolio, JPMorgan Global Active Allocation Portfolio, PanAgora Global Diversified Risk Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Schroders Global Multi-Asset Portfolio, Western Asset Management Government Income Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio and Western Asset Management U.S. Government Portfolio may each purchase or sell options on interest rate swaps for hedging and other investment purposes. An option on an interest rate swap (also sometimes referred to as a “swaption”) is a contract that gives the purchaser the right, but not the obligation in return for payment of a premium, to enter into a new interest rate swap. A pay fixed option on an interest rate swap gives the buyer the right to establish a position in an interest rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay) the floating-rate cash flows. In general, most options on interest rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term. Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest rate swap and therefore also the value of the option on the interest rate swap will change.

Purchase and Sale of Interest Rate Futures Contracts. A Portfolio may purchase and sell interest rate futures contracts on fixed-income securities or indices of such securities, including municipal indices and any other indices of fixed-income securities that may become available for trading, either for the purpose of hedging its portfolio securities against the adverse effects of anticipated movements in interest rates or for other investment purposes.

A Portfolio may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by a Portfolio will fall, thus reducing the net asset value of the Portfolio. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Portfolio’s average yield as a result of the shortening of maturities.

The sale of interest rate futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of a Portfolio’s short position in the futures contracts will also tend to increase thus offsetting all or a portion of the depreciation in the market value of the Portfolio’s investments that are being hedged. While the Portfolio will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

A Portfolio may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, it is expected that an equivalent amount of futures contracts will be closed out.

A Portfolio will enter into interest rate futures contracts that are traded on national or foreign futures exchanges and are standardized as to maturity date and the underlying financial instrument. Futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act (“CEA”) by the CFTC. Futures are traded in London at the London International Financial Futures Exchange, in Paris at the Marché à Terme International de France, and in Tokyo at the Tokyo Stock Exchange.

With respect to interest rate futures contracts that are not legally required to “cash settle,” a Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contract. With respect to interest rate futures contracts that are required to cash settle, however, a Portfolio is permitted to set aside or earmark liquid assets in an amount equal to the Portfolio’s daily marked to market (net) obligation, if any (in other words, the Portfolio’s daily net liability, if any), rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled interest rate futures contracts, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full market value of the interest rate futures contract.

Options on Interest Rate Futures Contracts. A Portfolio may purchase and write call and put options on interest rate futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on interest rate futures, rather than selling futures contracts, in anticipation of a rise in interest rates or purchase call options or write put options on interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of debt securities that the Portfolio intends to purchase.

In connection with transactions in interest rate futures and related options on such futures, a Portfolio will be required to deposit as “initial margin” an amount of cash and short-term U.S. Government securities. The current initial margin requirements per contract ranges from approximately 2% to 10% of the contract amount. Thereafter, subsequent payments (referred to as “variation margin”) are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.

In addition to purchasing or selling options on interest rate/bond futures contracts for hedging purposes, AB International Bond Portfolio, BlackRock Bond Income Portfolio, BlackRock Global Tactical Strategies Portfolio, Brighthouse/Franklin Low Duration Total Return Portfolio, Brighthouse/Templeton International Bond Portfolio, Brighthouse/Wellington Balanced Portfolio, Brighthouse Balanced Plus Portfolio, PanAgora Global Diversified Risk Portfolio, PIMCO Inflation Protected Bond Portfolio,

PIMCO Total Return Portfolio, Schroders Global Multi-Asset Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio and Western Asset Management U.S. Government Portfolio may also purchase or sell options on interest rate/bond futures for other investment purposes.

Inverse Floaters

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in inverse floaters. An inverse floater is a type of instrument that bears a floating or variable interest rate that moves in the opposite direction to interest rates generally or the interest rate on another security or index. Changes in interest rates generally, or the interest rate of the other security or index, inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater’s price will be considerably more volatile than that of a fixed-rate bond. Brokers typically create inverse floaters by depositing an income-producing instrument, which may be a mortgage-backed security, in a trust. The trust in turn issues a variable rate security and inverse floaters. The interest rate for the variable rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee. The market prices of inverse floaters may be highly sensitive to changes in interest rates and prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. Inverse floaters may not be as liquid as other securities in which the Portfolios may invest.

Investment Grade Corporate Debt Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in investment grade corporate debt securities. Debt securities are rated by NRSROs. Securities rated BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered investment grade securities, but are somewhat riskier than higher rated investment grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. See Appendix A for a description of the various securities ratings.

Securities ratings represent the opinions of credit rating agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of securities. Securities ratings generally will be used by a Portfolio as one criterion for the selection of debt securities. A Portfolio also will rely upon the independent advice of its adviser or subadviser to evaluate potential investments. Among the factors that a Portfolio’s adviser or subadviser may consider are the long-term ability of an issuer to pay principal and interest and general economic trends. See also “Fixed-Income Securities.”

Loan Participations, Assignments, and Other Direct Indebtedness

As set forth in the “Investment Practices” section, certain of the Portfolios may invest a portion of their assets in loan participations (“Participations”) and other direct claims against a borrower. By purchasing a Participation, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The Participations typically will result in the Portfolio’s having a contractual relationship only with the lender, not the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Portfolio more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, the value of any collateral from a secured loan may decline, and there is no assurance that the liquidation of collateral would satisfy the corporate borrowers’ obligation or that the collateral can be liquidated.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution that has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Portfolio would purchase an assignment of a portion of a lender’s interest in a loan either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

A Portfolio will acquire Participations only if the lender interpositioned between the Portfolio and the borrower is determined by the adviser or subadviser to be creditworthy.

Money Market Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in money market securities. Money market securities in which a Portfolio may invest include U.S. Government securities, U.S. dollar denominated instruments (such as bankers’ acceptances, commercial paper, domestic or Yankee certificates of deposit, and Eurodollar bank obligations) issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches, as well as banks controlled by non-U.S. holding companies. These bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation.

Other money market securities in which a Portfolio may invest include certain variable- and floating-rate instruments and participations in corporate loans to corporations in whose commercial paper or other short-term obligations a Portfolio may invest. Because the bank issuing the participations does not guarantee them in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. To the extent that a Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower under the terms of the loan participation), the Portfolio may also be subject to credit risks associated with the issuing bank. The secondary market, if any, for certain of these loan participations is extremely limited and any such participations purchased by a Portfolio will be regarded as illiquid.

A Portfolio may also invest in bonds and notes with remaining maturities of thirteen months or less, variable rate notes and variable amount master demand notes, including municipal variable rate demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is typically not rated by a NRSRO. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

Generally, a Portfolio will invest only in high quality money market instruments, i.e., securities that have been assigned the highest quality ratings by NRSROs such as “A-1” by Standard & Poor’s, “Prime-1” by Moody’s or “F1” by Fitch, or if not rated, determined to be of comparable quality by the Portfolio’s adviser or subadviser.

The following Portfolios may invest in money market instruments rated “A-3” by Standard & Poor’s, “Prime-3” by Moody’s and “F3” by Fitch, or if not rated, determined to be of comparable quality by the Portfolio’s adviser or subadviser:

•	AB Global Dynamic Allocation

•	AB International Bond

•	BlackRock Global Tactical Strategies

•	Brighthouse/Eaton Vance Floating Rate

•

Brighthouse/Templeton International Bond generally will only invest in money market instruments rated “Prime-1” or “Prime-2” by Moody’s, “A-1” or “A-2” by Standard & Poor’s or “F1” by Fitch or issued by companies having an outstanding debt issue currently rated “Aaa” or “Aa” by Moody’s, “AAA” or “AA” by Standard & Poor’s or “AAA” or “AA” by Fitch.

•	Brighthouse Balanced Plus

•	Harris Oakmark International

•	Invesco Balanced-Risk Allocation

•	JPMorgan Global Active Allocation

•	JPMorgan Small Cap Value

•	Loomis Sayles Global Allocation

•	Loomis Sayles Growth

•	PanAgora Global Diversified Risk

•	PIMCO Inflation Protected Bond

•	PIMCO Total Return

•

TCW Core Fixed Income may invest in commercial paper rated within the two highest ratings categories by S&P or Moody’s or, if not rated, that is determined by the Adviser or TCW to be of comparable quality.

•	T. Rowe Price Large Cap Value (up to 10%)

•	Victory Sycamore Mid Cap Value

•	Wells Capital Management Mid Cap Value may invest in money market instruments rated “A-2” by Standard & Poor’s, “Prime-2” by Moody’s and “F2” by Fitch.

•	Western Asset Management Government Income Portfolio

Mortgage-Backed Securities, including Collateralized Mortgage Obligations

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in mortgage-backed securities. Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed securities is subject to interest rate risk and credit risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to “subprime” borrowers or borrowers with blemished credit histories. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrower’s credit standing and repayment history. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates. The risk of default is generally higher in the case of mortgage pools that include subprime mortgages. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

Certain of the Portfolios may invest in collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Certain of the Portfolios may invest in To Be Announced (“TBA”) Mortgage Securities, which are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral. FINRA rules have been finalized but not yet implemented that will require the Portfolios to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Portfolios’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolios and impose added operational complexity.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

A Portfolio may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-backed securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with its investment objectives and policies, a Portfolio may invest in various tranches of CMO bonds, including support bonds.

CMO Residuals. Certain Portfolios may invest in CMO Residuals. CMO residuals are mortgage-backed securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs, which may be comprised of a number of tranches, and second to pay the related administrative expenses and any management fee of the issuer of the CMOs. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. Because the holders of CMO residuals are entitled only to excess cash flow after the payment of all other obligations has been made, a Portfolio investing in CMO residuals may not recoup anything on its investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities. There can be no assurance that there will be a market for CMO residuals or that a Portfolio will be able to sell a CMO residual in which it may invest.

Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities, such as those issued by Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. For purposes of this section, “U.S. Government securities” refers not only to securities issued or guaranteed as to principal and interest by the U.S. Treasury, but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. Government.

In September 2008, the U.S. Treasury announced that Fannie Mae and Freddie Mac were placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. The conservatorship has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether Fannie Mae or Freddie Mac will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. The FHFA, as conservator, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. Further, the FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, the U.S. Treasury took certain temporary actions in connection with the conservatorship, including entering into a contractual arrangement (each a “Senior Preferred Stock Purchase Agreement”) with each of Fannie Mae and Freddie Mac under which, if FHFA determines that Fannie Mae’s or Freddie Mac’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The aggregate amount that may be contributed under each Senior Preferred Stock Purchase Agreement may not exceed the greater of (a) $200 billion, or (b) $200 billion plus the cumulative total of amount due under the Senior Preferred Stock Purchase Agreement determined for calendar quarters in calendar years 2010, 2011, and 2012, less the amount by which the recipient’s (Fannie Mae or Freddie Mac, as the case may be) total assets exceed its total liabilities determined as of December 31, 2012. Fannie Mae and Freddie Mac are dependent upon the continued support of the U.S. Treasury and the FHFA in order to continue operating their businesses.

It is not known when or how the conservatorships will be terminated or what changes to Fannie Mae’s and Freddie Mac’s business structures will be made during or following the termination of the conservatorships. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010 (the “Dodd-Frank Act”), required the Secretary of the Treasury to conduct a study and develop recommendations regarding the options for ending the conservatorships, including such options as the gradual winding-down and liquidation of Fannie Mae and Freddie Mac or the privatization of such entities. On February 11, 2011, the Treasury and the U.S. Department of Housing and Urban Development released their report to Congress on reforming America’s housing finance market. The report provided that the Obama Administration would work with FHFA to determine the best way to responsibly reduce Fannie Mae’s and Freddie Mac’s role in the market and ultimately wind down both institutions.

On February 18, 2009, the Obama Administration announced the Making Home Affordable Plan (formerly the Homeowner Affordability and Stability Plan). Among the provisions were the following: (i) an initiative to allow mortgages currently owned or guaranteed by Fannie Mae and Freddie Mac to be refinanced without obtaining additional credit enhancement beyond that already in place for that loan; and (ii) an initiative to encourage modifications of mortgages for both homeowners who are in default and those who are at risk of imminent default, through various government incentives to servicers, mortgage holders and homeowners. To the extent that servicers and borrowers of Fannie Mae and Freddie Mac participate in these programs in large numbers, it is likely that the costs incurred by Fannie Mae and Freddie Mac associated with modifications of loans, servicer and borrower incentive fees and the related accounting impacts will be substantial.

Although some of these programs are designed to protect holders of the senior and subordinated debt and the mortgage-backed securities issued by Fannie Mae and Freddie Mac, no assurance can be given that the initiatives described above will be successful. The obligations of Fannie Mae and Freddie Mac are neither insured nor guaranteed by the United States and do not constitute a debt or obligation of the United States or any agency thereof other than Fannie Mae and Freddie Mac.

On June 3, 2019, under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of a “uniform mortgage-backed security” or “UMBS”, in place of their separate offerings of “to be announced” (TBA)-eligible mortgage-backed securities. The Single Security Initiative seeks to generally align the characteristics of Fannie Mae and Freddie Mac mortgage-backed securities. The effects it may have on the market for mortgage-backed securities are uncertain and the issuance of UMBS may not achieve the intended results and may have unanticipated or adverse effects on the market for mortgage-backed securities.

A Portfolio’s ability to invest in UMBS to the same degree that the Portfolio currently invests in Fannie Mae and Freddie Mac mortgage-backed securities is uncertain. While Fannie Mae and Freddie Mac have taken steps for a smooth transition to the issuance of UMBS, there may be factors that affect the timing of the transition to UMBS or the ability of market participants, including the Portfolios, to adapt to the issuance of UMBS. A Portfolio may need to consider the tax and accounting issues raised by investments in UMBS and/or the exchange of legacy Freddie Mac securities for UMBS. Additionally, there could be divergence in prepayment rates of UMBS issued by Fannie Mae and Freddie Mac, which could lead to differences in the prices of Fannie Mae- and Freddie Mac-issued UMBS if Fannie Mae and Freddie Mac fail to align programs, policies and practices that affect prepayments.

Credit Risk Transfer Securities. The mortgage-backed securities in which a Portfolio may invest include fixed- or floating-rate credit risk transfer securities, which include unsecured general obligations issued from time to time by Freddie Mac, Fannie Mae or another government-sponsored entity. Typically, such securities are issued at par and have stated final maturities. The securities are structured so that: (i) interest is paid directly by the issuing entity, and (ii) principal is paid by the issuing entity in accordance with the principal payments and default performance of a certain pool of mortgage loans acquired by the issuing entity (“reference obligations”). The performance of the securities will be directly affected by the selection of the reference obligations by the issuing entity. Credit risk transfer securities may be issued in different tranches to which are allocated certain principal repayments and credit losses corresponding to the seniority of the particular tranche. Each tranche of securities will have credit exposure to the reference obligations and the yield to maturity will be directly related to, among other things, the amount and timing of certain defined credit events on the reference obligations, any prepayments by borrowers, and any removals of a reference obligation from the reference pool. The risks of investing in credit risk transfer securities include, among others, those associated with investing in other types of mortgage-backed securities not subject to any external guarantee or credit enhancement, including credit risk (risk of non-payment of principal and interest when due), prepayment risk, extension risk, interest rate risk and market risks.

Credit risk transfer securities are unguaranteed and unsecured debt securities issued by the issuing entity and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in the event that the issuing entity fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured creditors in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities subject to a guarantee or the credit support of Fannie Mae, Freddie Mac, or other government-sponsored entities because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors in credit risk transfer securities. As a result, investors could lose some or all of their investment in these securities if the reference obligations default. A Portfolio may also invest in credit risk transfer securities that are issued by private entities, such as banks or other financial institutions. Such securities include risks similar to those associated with credit risk transfer securities issued by government-sponsored entities, though the issuing entities may be less creditworthy than a government-sponsored entity.

Mortgage Dollar Roll Transactions

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in mortgage dollar roll transactions. Mortgage dollar rolls are transactions in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the adviser or subadviser’s ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio. The Portfolio will segregate or earmark cash or other liquid assets until the settlement date in an amount equal to the forward purchase price.

Municipal Fixed-Income Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in municipal fixed-income securities. A Portfolio may invest in municipal bonds of any state, territory or possession of the U.S., including the District of Columbia. The Portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works including residual interest bonds. Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt. The interest paid on a municipal bond issued after December 31, 2017 in an advance refunding will generally be subject to tax.

Municipal bonds are mainly divided between “general obligation” and “revenue” bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer’s general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer’s taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by a particular project or facility.

A Portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue’s size, maturity date and rating. Municipal bonds are rated by Standard & Poor’s, Moody’s and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by a Portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to sell the bond, but the Portfolio’s adviser or subadviser would consider such events in determining whether the Portfolio should continue to hold it.

The ability of a Portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio’s ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Portfolio’s adviser or subadviser may lack sufficient knowledge of an issue’s weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio.

From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by a Portfolio. If such legislation were passed, the Trusts’ Boards of Trustees may recommend changes in the Portfolio’s investment objectives and policies. See “Fixed-Income Securities.”

Puerto Rico Municipal Securities. Municipal obligations issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations may be affected by economic, market, political and social conditions in Puerto Rico. In recent years, Puerto Rico has experienced a recession and difficult economic conditions, which may negatively affect the value of a Portfolio’s holdings in Puerto Rico municipal obligations. These difficult economic conditions have been exacerbated by hurricane Maria and the resulting natural disaster in Puerto Rico. Major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. Pending or future legislation, including legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of a Portfolio’s investments in Puerto Rico municipal securities.

In June 2016, the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) was signed into law. Among other things, PROMESA established a federally-appointed fiscal oversight board (“Oversight Board”) to oversee Puerto Rico’s financial operations and provides Puerto Rico a path to restructuring its debts. In May 2017, petitions were approved by the Oversight Board and filed under Title III of PROMESA to restructure debt and other obligations of the Commonwealth of Puerto Rico and certain of its instrumentalities, including the Puerto Rico Sales Tax Financing Corporation (“COFINA”), two of the largest issuers of Puerto Rico debt. Additional Puerto Rican instrumentalities could in the future file petitions under Title III or other provisions of PROMESA. In February 2019, the United District Court for the District of Puerto Rico approved a plan to restructure $17.6 billion of COFINA issued debt. There can be no assurances that these debt restructuring efforts will be effective. As of March 31, 2021, the mediation process and certain litigation is ongoing with respect to certain municipal securities issued by Puerto Rico and its political subdivisions, instrumentalities and authorities. It is not presently possible to predict the results of this mediation and litigation, but such outcomes will have a significant impact on bondholders of those municipal securities. Further legislation by the U.S. Congress, actions by the Oversight Board established by PROMESA, or court approval of an unfavorable debt restructuring deal could have a negative impact on the marketability, liquidity, or value of certain investments held by a Portfolio and could reduce a Portfolio’s performance.

New Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in newly developed types of securities and related instruments that have attributes and risk profiles consistent with a Portfolio’s objective and strategies. There is typically less publicly available information about new securities as there is for similar investments that have been available for sale for longer. New securities may also be subject to, among others, market risk, liquidity risk, and interest rate risk.

Obligations of Supra-national Agencies

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in obligations issued by supra-national agencies such as the World Bank, which was chartered to finance development projects in developing member countries; the European Coal and Steel Community, which is an economic union of various European nations’ steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supra-national agencies are not considered U.S. Government securities and are not supported, directly or indirectly, by the U.S. Government.

Options and Futures Strategies

As set forth in the “Investment Practices” section, certain of the Portfolios may engage in options and futures strategies, which include: (1) stock index futures contracts, bond futures contracts, credit default swap index futures contracts, U.S. Treasury futures contracts, commodity futures contracts, and contracts for difference and (2) put and call options on securities, stock indices and stock index futures contracts. A Portfolio may seek to increase the current return on its investments by writing covered call or covered put options. In addition, a Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its adviser or subadviser plans to purchase through the writing and purchase of options, including options on stock indices, and the purchase and sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce a Portfolio’s current return.

The ability of a Portfolio to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices and U.S. Government securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities. A Portfolio may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its adviser or subadviser determines is appropriate in seeking to attain the Portfolio’s investment objective. Call options written by a Portfolio give the holder the right to buy the underlying security from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price.

A Portfolio may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered “covered” if the Portfolio owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Portfolio owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Portfolio will maintain cash or liquid assets in a segregated account at the Trust’s custodian bank or earmark liquid assets with a value equal to or greater than the Portfolio’s obligation under the option. A written call option is also covered if the Portfolio maintains cash or liquid assets in a segregated bank account at the Trust’s custodian bank with a value equal to or greater than the Portfolio’s obligation under the option. A Portfolio may also write combinations of covered puts and covered calls on the same underlying security.

A Portfolio will receive a premium from writing an option, which increases the Portfolio’s return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Portfolio will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

A Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

Purchasing Put and Call Options on Securities. A Portfolio may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Portfolio, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security’s market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Portfolio might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

A Portfolio may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Portfolio, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Portfolio might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

In addition to purchasing equity options for hedging purposes, the AB Global Dynamic Allocation Portfolio, Brighthouse Balanced Plus Portfolio, PanAgora Global Diversified Risk Portfolio and SSGA Emerging Markets Enhanced Index Portfolio may sell covered call equity options for other investment purposes. The AB Global Dynamic Allocation Portfolio, Brighthouse Balanced Plus Portfolio, PanAgora Global Diversified Risk Portfolio and SSGA Emerging Markets Enhanced Index Portfolio may also purchase equity options for other investment purposes.

Purchase and Sale of Options and Futures on Stock Indices. A Portfolio may purchase and sell options on stock indices and stock index futures contracts either as a hedge against movements in the equity markets or for other investment purposes.

Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options on stock indices include options on the Standard & Poor’s 500 Composite Stock Price Index, the NYSE Composite Index, the NASDAQ 100 Index, the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.

A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

If a Portfolio’s adviser or subadviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Portfolio. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Portfolio’s index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio’s adviser or subadviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio’s position in such put option or futures contract.

In addition to entering into stock index futures transactions for hedging purposes, the AB Global Dynamic Allocation Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Global Tactical Strategies Portfolio, Brighthouse/Dimensional International Small Company Portfolio, Brighthouse/Wellington Balanced Portfolio, Brighthouse/Wellington Large Cap Research Portfolio, Brighthouse Balanced Plus Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Multi-Index Targeted Risk Portfolio, MetLife MSCI EAFE® Index Portfolio, MetLife Russell 2000® Index Portfolio, MetLife Stock Index Portfolio, PanAgora Global Diversified Risk Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Schroders Global Multi-Asset Portfolio, and SSGA Emerging Markets Enhanced Index Portfolio each may enter into stock index futures transactions for other investment purposes as a part of the Portfolio’s investment strategy. The AB International Bond Portfolio, PIMCO Total Return Portfolio, PIMCO Inflation Protected Bond Portfolio and PanAgora Global Diversified Risk Portfolio may also enter into bond index futures transactions for other investment purposes as a part of the Portfolio’s investment strategy.

Options on Stock Index Futures Contracts. A Portfolio may purchase and write call and put options on stock index futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on stock index futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or purchase call options or write put options on stock index futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities that the Portfolio intends to purchase.

In connection with transactions in stock index options and stock index futures, a Portfolio will be required to deposit as “initial margin” an amount of cash and short-term U.S. Government securities. The current initial margin requirements per contract ranges from approximately 2% to 10% of the contract amount. Thereafter, subsequent payments (referred to as “variation margin”) are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.

In addition to using options on stock index futures for hedging purposes, the Brighthouse/Dimensional International Small Company Portfolio, JPMorgan Global Active Allocation Portfolio and PanAgora Global Diversified Risk Portfolio each may use options on stock index futures for other investment purposes as a part of the Portfolio’s investment strategy.

Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on a Portfolio’s ability to terminate options and futures positions at times when its adviser or subadviser deems it desirable to do so. Although a Portfolio will not enter into an option or futures position unless its adviser or subadviser believes that a liquid market exists for such option or future, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The adviser and subadvisers generally expect that options and futures transactions for the Portfolios will be conducted on recognized exchanges. However, a Portfolio may also purchase and sell options in the over-the-counter market. The Adviser or subadviser may determine certain over-the-counter options to be illiquid. A Portfolio’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The use of options and futures for hedging purposes involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of a Portfolio’s adviser or subadviser to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of the securities held by the Portfolio diverges from the composition of the relevant option or futures contract.

Contracts for Difference. A contract for difference (“CFD”) is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.

As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if the Portfolio buys a long CFD and the underlying security is worth less at the end of the contract, the Portfolio would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, or the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Portfolio’s shares, might decrease. CFDs are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation.

Other Investment Companies, Including Exchange-Traded Funds

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in the securities of other investment companies, including open-end and closed-end investment companies, ETFs, and business development companies (“BDCs”). The 1940 Act imposes certain limitations on a Portfolio’s ability to acquire the securities of other investment companies, including ETFs. Specifically, the 1940 Act prohibits a registered investment company (and companies or investment companies it controls) from: (1) acquiring more than 3% of an investment company’s total outstanding voting securities; (2) investing more than 5% of its total assets in any one investment company; or (3) investing, in the aggregate, more than 10% of its total assets in other investment companies (collectively, the “3-5-10 Limitations”). Notwithstanding these statutorily-imposed limitations, a Portfolio may acquire the securities of other investment companies in excess of the foregoing limitations, provided that such investments are made in accordance with other provisions of the 1940 Act or applicable SEC rules. Moreover, certain investment companies, such as the Portfolios, may obtain exemptive orders from the SEC which permit them to invest in the securities of other investment companies in excess of the limitations set forth above. In addition, certain investment companies, including ETFs, may obtain exemptive orders from the SEC which permit investment companies unaffiliated with such companies to acquire their securities in excess of the limitations set forth above. In October 2020, the SEC adopted Rule 12d1-4 under the 1940 Act, which is designed to streamline and enhance the regulatory framework for fund of funds arrangements. In connection with the adoption of Rule 12d1-4, the SEC is also rescinding Rule 12d1-2 under the 1940 Act and most fund of funds exemptive orders, which are expected to be rescinded effective on or about January 19, 2022. Before these rescissions become effective, certain Portfolios may invest in certain other investment companies in excess of the 3-5-10 Limitations in reliance on exemptive relief issued to the Trusts by the SEC, provided certain conditions are met. Once these rescissions become effective, however, certain Portfolios may need to modify their investments.

Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for a Portfolio to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies’ portfolio securities. A Portfolio also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a “passive foreign investment company” or “PFIC” regardless of whether such “passive foreign investment company” makes distributions to the Portfolio. Each Portfolio does not intend to invest in other investment companies unless, in the adviser’s or subadviser’s judgment, the potential benefits exceed associated costs.

Exchange-traded funds. Certain Portfolios may invest in ETFs. ETFs are subject to risks similar to the risks of investing in the securities of investment companies. ETFs are investment companies that are registered under the 1940 Act as open-end management investment companies or unit investment trusts (“UITs”). Unlike typical open-end management investment companies or UITs, ETFs do not sell or redeem their shares at net asset value. Instead, ETFs sell and redeem their shares at net asset value only in large blocks (such as 50,000 ETF shares). In addition, national securities exchanges, including the NASDAQ, list ETF shares for trading, thus permitting investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end management investment companies and UITs, which issue redeemable shares, and of exchange-traded closed-end management investment companies, which issue shares that trade at negotiated prices on national securities exchanges and are generally not redeemable.

The redemption price (and therefore the sale price) for shares of ETFs is derived from and based upon the ETFs’ portfolio holdings. Accordingly, the level of risk involved in the purchase, redemption or sale of an ETF is similar to the risk involved in the purchase or sale of traditional securities, with the exception that the price of ETFs is based on the value of a basket of underlying portfolio holdings. The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio holdings and due to supply and demand for the ETFs on the exchanges on which they trade (which may result in their trading at a discount or premium to their net asset value). Disruptions in the markets for the portfolio holdings underlying an ETF could result in the ETF incurring losses.

There are various types of ETFs. Some ETFs seek to track the performance of either a particular broad market index, such as the S&P 500 Index or Bloomberg Barclays Aggregate Bond Index, or a specialized index that focuses on a particular geographic region, sector or industry. Rather than track a particular index, other ETFs invest in commodities, currencies, real estate or bank loans. Still other ETFs are designed either to provide returns that amplify the returns of a particular market index or market sector (so-called leveraged ETFs) or to provide returns that are the opposite of the returns of a particular market index or market sector (so-called inverse ETFs).

Leveraged and inverse ETFs are commonly referred to as synthetic ETFs because they use synthetic derivative instruments in an effort to achieve their investment objectives. A leveraged or inverse ETF’s use of derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested. Derivative instruments, particularly when used to create leverage, may expose a leveraged or inverse ETF to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the underlying reference instrument. A Portfolio’s use of leveraged and inverse ETFs may increase the volatility of the Portfolio’s net asset value. The use of aggressive investment techniques by a leveraged or inverse ETF also exposes that ETF to risks different from, or possibly greater than, the risks associated with traditional investing. These risks include, but are not limited to: (1) the risk that an instrument is mispriced; (2) credit or counterparty risk on the amount the ETF expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and the ETF will incur significant losses; (4) the risk that there may be imperfect correlation between the prices of derivative instruments and movements in the prices of the underlying reference instruments; (5) the risk that the cost of holding a derivative instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and/or possible exchange-imposed price fluctuation limits, which may make it difficult or impossible to adjust an ETF’s position in a particular derivative instrument when desired. Because leveraged ETFs typically seek to obtain their objective on a daily basis, holding leveraged ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large gains or losses.

There is no assurance that the requirements of a national securities exchange necessary to maintain the listing of an ETF will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting an ETF should occur in the future, the liquidity and value of a Portfolio’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Portfolio could be required to reconsider the use of an ETF as part of its investment strategy.

Common examples of ETFs include SPDRs, iShares, Vanguard ETFs, and ProShares ETFs. A Portfolio may, subject to applicable limitations that are discussed in this SAI Information and the relevant prospectus, invest in these and other ETFs.

Business Development Companies. BDCs generally focus on investing in, and providing managerial assistance to, small, developing, financially troubled, private companies or other companies that may have value that can be realized over time and with management assistance. Investments in BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, which may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. Certain BDCs in which a Portfolio may invest may use leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage may increase the yield and total return of a BDC, it also subjects the BDC to increased risks, including magnification of any investment losses and increased volatility. In addition, a BDC’s common share income may fall if the dividend rate on any preferred shares or the interest rate on any borrowings of the BDC rises.

Each American Allocation Portfolio, each Trust II Allocation Portfolio and the Trust I Allocation Portfolio invest substantially all of their assets in the securities of other investment companies. The Brighthouse Balanced Plus Portfolio and MetLife Multi-Index Targeted Risk Portfolio invest a substantial portion of their respective assets in the securities of other investment companies. Each ETF Portfolio as well as the BlackRock Global Tactical Strategies Portfolio invests a substantial portion of its assets in ETFs. The SSGA Emerging Markets Enhanced Index Portfolio may, at times, invest a substantial portion of its assets in ETFs.

Payment-in-Kind (“PIK”) Securities

As indicated in the “Investment Practices” section, certain of the Portfolios may invest in PIK bonds. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value, due to changes in interest rates, than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio’s distribution obligations.

Portfolio Turnover

The Portfolios’ adviser or subadvisers generally will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio’s annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio’s performance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. While it is impossible to predict portfolio turnover rates, the adviser and subadvisers to the Portfolios do not anticipate the turnover rate to exceed 100%, except as follows.

Turnover Rate	Portfolio
100% to 250%	AB International Bond
Brighthouse/Franklin Low Duration Total Return
Invesco Balanced Risk
Morgan Stanley Discovery
PIMCO Inflation Protected Bond
Schroders Global Multi-Asset
Western Asset Management U.S. Government
251% to 500%	BlackRock Bond Income
Brighthouse/Wellington Balanced
TCW Core Fixed Income
Over 500%	PIMCO Total Return

The portfolio turnover rates of each Portfolio for the last five fiscal years (or the life of the Portfolio for those Portfolios that have not been in existence for less than five years) are included in each Portfolio’s Prospectus under “Financial Highlights.” A Portfolio’s turnover rate may vary significantly from time to time depending on the volatility of economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in a Portfolio’s subadviser.

Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of a Portfolio’s portfolio turnover rate that is reported in the Portfolio’s Prospectus. If these instruments were included in that calculation, a Portfolio may have a higher portfolio turnover rate than otherwise stated.

The portfolio turnover for the Master Fund is described in the summary prospectus and prospectus for the Master Fund, which are delivered together with the Summary Prospectus and Prospectus, as applicable, for the Feeder Portfolio. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses.

Preferred Stocks

As set forth in the “Investment Practices” section, certain of the Portfolios may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation. Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Trust Preferred Securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and therefore subject to restrictions on resale. See “Rule 144A Securities and Other Private Placement Securities.” There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Portfolio, to sell their holdings. The condition of the financial institution is considered to determine the risks of the trust preferred securities as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Portfolio.

Real Estate Investments (Real Estate Investment Trusts and Real Estate Operating Companies)

As set forth in the “Investment Practices” section, certain of the Portfolios may make investments related to real estate (“Real Estate Investments”), including REITs and real estate operating companies (“REOCs”).

Risks associated with Real Estate Investments include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; and the appeal of properties to tenants. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REOCs are similar to REITs in that they both may own and operate commercial and other real estate properties or make other real estate investments. The value of a Portfolio’s REOC investments generally may be adversely affected by the same factors that adversely affect REITs. REOCs, however, do not elect to be taxed as REITs. As a result, REOCs have fewer restrictions on their investments and do not typically pay any specific level of income. Unlike REITs, a REOC may invest all of its cash flow from operations back into the company which allows it to, for example, finance acquisitions and development projects to grow its business. REOCs do not benefit from the favorable tax treatment that is accorded to REITs.

Recent Events

In past years, the United States and other countries have experienced significant disruptions to their financial markets impacting the liquidity and volatility of securities generally, including securities in which the

Portfolios may invest. During periods of extreme market volatility, prices of securities held by the Portfolios, Underlying Portfolios, Underlying ETFs, and Master Fund may be adversely affected due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Portfolios, Underlying Portfolios, Underlying ETFs, and Master Fund could go down, at times without regard to the financial condition of or specific events affecting the issuer of the security.

The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Act and regulations promulgated thereunder require derivatives to be reported, certain derivatives to be cleared and certain derivatives to be traded on an exchange or swap execution facility, and impose minimum margin requirements on uncleared derivatives and business conduct requirements on dealers. The European Union (and some other countries) has adopted similar requirements, which affect a Portfolio, Underlying Portfolio, Underlying ETF or Master Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. These rules are new and evolving (and some of the rules are not yet final), so their ultimate impact remains unclear. New regulations promulgated by the CFTC, the SEC or other regulatory bodies could, among other things, restrict a Portfolio’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to a Portfolio) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Portfolio may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which a Portfolio engages in derivative transactions also could prevent the Portfolio from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments. The Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Portfolio’s ability to achieve its investment objectives or implement its investment strategies.

On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act which, once effective, will apply to the Portfolio’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior Securities and Exchange Commission guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The application of Rule 18f-4 to the Portfolio could restrict the Portfolio’s ability to utilize derivative investments and financing transactions and prevent the Portfolio from implementing its principal investment strategies in the manner that it has historically, which may result in changes to the Portfolio’s principal investment strategies and could adversely affect the Portfolio’s performance.

New requirements may also result in increased uncertainty about counterparty risk, and they may also limit the flexibility of a Portfolio to protect its interests in the event of the financial distress or insolvency of a counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, each Portfolios’ ability to exercise remedies, such as the termination of transactions, netting of obligations and realization of collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit the Portfolios from exercising termination rights based on the financial institution’s financial distress or insolvency. In particular, with respect to counterparties who are subject to such insolvency or similar proceedings in the European Union, the liabilities of such counterparties to a Portfolio could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Reduced liquidity in credit and fixed-income markets may continue to negatively impact issuers worldwide. Illiquidity in these markets may reduce the amount of credit available to purchasers of raw materials, goods, and services, which may, in turn, place downward pressure on the prices of economic staples. It may also result in issuers facing increased difficulty obtaining financing and ultimately a decline in their stock prices. These events and the potential for continuing market turbulence may have an adverse effect on the Portfolios, Underlying Portfolios, Underlying ETFs, and Master Fund.

Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Portfolios may experience high levels of shareholder redemptions, and may have to sell securities at times when they would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment. The United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, in recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain low interest rates, such as by purchasing bonds. A low interest rate environment may have an adverse impact on a Portfolio’s ability to provide a positive yield to its shareholders and pay expenses out of Portfolio assets because of the low yields from the Portfolio’s portfolio investments.

In addition, steps by those regulators, including, for example, steps to reverse, withdraw, curtail or taper such activities, could have a material adverse effect on prices for a Portfolio’s portfolio of investments and on the management of the Portfolio. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the securities in which a Portfolio invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Portfolios, the Adviser, or the subadvisers are regulated. Such legislation, regulation, or other government action could limit or preclude a Portfolio’s ability to achieve its investment objective and affect the Portfolio’s performance.

With continued economic recovery and the reduction of market support activities by some governmental financial regulators, the Portfolios may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Portfolio investments, which could cause the value of a Portfolio’s investments and a Portfolio’s share price to decline or create difficulties for the Portfolio in disposing of investments. A Portfolio that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a Portfolio that does not invest in derivatives. If rising interest rates cause a Portfolio to lose enough value, the Portfolio could also face increased shareholder redemptions, which could force the Portfolio to liquidate its investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. To the extent a Portfolio experiences high redemptions because of these policy changes, a Portfolio may experience increased portfolio turnover, which will increase the costs that a Portfolio incurs and lower a Portfolio’s performance.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such programs may have positive or negative effects on the liquidity, valuation, and performance of the portfolio holdings of the Portfolios, Underlying Portfolios, Underlying ETFs, and Master Fund. Furthermore, volatile financial markets can expose the Portfolios, Underlying Portfolios, Underlying ETFs, and Master Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolios, Underlying Portfolios, Underlying ETFs, and Master Fund. The Portfolios have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Adviser and subadvisers will monitor developments and seek to manage the Portfolios in a manner consistent with achieving the Portfolios’ investment objectives, but there can be no assurance that they will be successful in doing so.

During and following the global economic crisis that began in 2008, certain real estate markets experienced declines in prices and demand, most notably in the residential housing market. During that time, there were rising delinquency rates in loans to weaker borrowers, specifically in the subprime mortgage sector, that caused rising defaults on loans. These defaults caused significant declines in the values of many mortgage-related investments, especially those subordinated to other interests and those backed by sub-prime obligations. The deteriorating situation with loans and lenders led to instability in capital markets associated with securities that were linked to the mortgage- and asset-backed securities market, especially the sub-prime market. There is no assurance that these or similar events will not occur in the future and have an adverse impact on the Portfolios. Such events may increase the risk associated with the investments discussed above, including the volatility and illiquidity of these investments, and may make such investments more difficult to value.

The total public debt of the United States as a percentage of gross domestic product has grown rapidly in recent years. Government agencies project that the United States will continue to maintain high debt levels for the foreseeable future. Although high debt levels are not necessarily indicators or causes of the economic problems, they may create certain systemic risks if sound debt management practices are not implemented. In August 2011, S&P lowered its long-term sovereign credit rating on the United States. Among other reasons for the downgrade, S&P cited controversy over raising the statutory debt ceiling and growth in public spending. The ultimate impact of the downgrade is uncertain, but it may lead to increased interest rates and volatility. The downgrade may also adversely affect the market prices and yields of securities backed by the United States.

The increasing popularity of passive index-based investing has the potential to increase security price correlations and volatility. (As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, prices of securities represented in one or more indices may have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies related to those indices rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility if more money is invested through or withdrawn from passively managed strategies and products).

The European Union (“EU”) is an economic and political union of most western European countries and a growing number of eastern European countries, each known as a member state. One of the key mandates of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. In order to pursue this goal, member states established the Economic and Monetary Union (“EMU”), which sets out different stages and commitments that member states need to follow to achieve greater economic and monetary policy coordination, including the adoption of a single currency, the euro. Many member states have adopted the euro as their currency and, as a result, are subject to the monetary policies of the European Central Bank (“ECB”).

The global economic crisis that began in 2008 caused severe financial difficulties for many EU countries, pushing some EU countries to the brink of insolvency and causing others to experience recession, large public debt, restructuring of government debt, credit rating downgrades and an overall weakening of banking and financial sectors. Recovery from the crisis has been challenged by high unemployment and budget deficits as well as by weaknesses in sovereign debt issued by Greece, Spain, Portugal, the Republic of Ireland, Italy and other EU countries. The sovereign debt of several of these countries was downgraded in 2012 and many remain subject to further downgrades, which may have a negative effect on European and non-European banks that have significant exposure to sovereign debt. Since 2010, several countries, including Greece, Italy, Spain, the Republic of Ireland and Portugal, agreed to multi-year bailout loans from the ECB, the International Monetary Fund, and other institutions. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms. In the wake of the crisis, EU countries will need to make economic and political decisions in order to restore economies to sustainable growth. While a number of initiatives have been instituted to strengthen regulation and supervision of financial markets in the EU, greater regulation is expected but the exact nature and effect of this regulation is still unknown.

Some EU countries may continue to be dependent on assistance from the ECB, the International Monetary Fund, or other governments and institutions. Such assistance could depend on a country’s implementation of reforms or attainment of a certain level of performance. Failure by one or more EU countries to reach those objectives or an insufficient level of assistance could result in a deeper or prolonged economic downturn, which could have a significant adverse effect on the value of investments in European countries. By adopting the euro, a member country relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU and may be limited to some degree from implementing their own economic policies. The euro may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally.

Additionally, it is possible that EMU member countries could voluntarily abandon the euro or involuntarily be forced out of the EU, including by way of a partial or complete dissolution of the monetary union. The effects of such outcomes on the rest of the Eurozone and global markets as a whole are unpredictable, but are likely to be negative, including adversely impacted market values of Eurozone and various other securities and currencies, redenomination of certain securities into less valuable local currencies, and more volatile and illiquid markets. Under such circumstances, investments denominated in euros or replacement currencies may be difficult to value, the ability to operate an investment strategy in connection with euro-denominated securities may be significantly impaired and the value of euro-denominated investments may decline significantly and unpredictably.

At a referendum in June 2016, the United Kingdom (the UK) voted to leave the European Union (EU) thereby initiating the British exit from the EU (commonly known as “Brexit”). In March 2017, the UK formally invoked Article 50 of the Treaty of Lisbon to begin the process under which the UK shall withdraw from the EU in due course. Upon invoking Article 50, the UK triggered a two-year period for negotiation of the terms of the withdrawal from the EU. On November 25, 2018, EU leaders approved the terms of the UK’s withdrawal from the EU, and following a period of impasse within the UK Parliament, the UK held a general election on December 12, 2019 in which the Conservative Party, which is in favor of Brexit, won a significant majority. The UK Government approved the withdrawal agreement in January 2020. Following this approval, the UK left the EU on January 31, 2020 and entered an 11-month transition period to focus attention on the nature of the UK’s future relationship with the EU. During this period, the UK effectively remained in the EU’s customs union and single market and continued to obey EU rules. Prior to the end of the transition period, the EU and UK ratified the EU-UK Trade and Cooperation Agreement (“TCA”), which lays out the terms of the UK’s future cooperation with the EU. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the UK’s post-transition framework. The impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally, which may adversely affect the value of the Portfolio’s investments.

Unexpected political, regulatory and diplomatic events within the United States and abroad, such as the U.S.-China “trade war” that intensified in 2018, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The current political climate and the further escalation of a trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, as each country has recently imposed tariffs on the other country’s products. In January 2020, the U.S. and China signed a “Phase 1” trade agreement that reduced some U.S. tariffs on Chinese goods while boosting Chinese purchases of American goods. However, this agreement left in place a number of existing tariffs, and it is unclear whether further trade agreements may be reached in the future. Events such as these and their impact on the Portfolios are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of a Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve Bank of New York is publishing a daily Secured Overnight Financing Rate (SOFR) that is intended to replace U.S. dollar LIBOR. SOFR is a broad measure of the cost of overnight borrowing of cash collateralized by U.S. Treasury securities. SOFR is intended to serve as a reference rate for U.S. dollar-based debt and derivatives in place of LIBOR. Proposals for alternative reference rates for other currencies, such as the Sterling Overnight Interbank Average Rate in the UK, have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity of investments impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Portfolios. The effect of any changes to, or discontinuation of, LIBOR on the Portfolios will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. A Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact a Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The elimination of LIBOR may affect the value, liquidity or return on certain Portfolio investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting a Portfolio’s overall financial condition or results of operations. It is difficult to predict the full impact of the transition away from LIBOR on the Portfolios.

Repurchase Agreements

As indicated in the “Investment Practices” section, certain of the Portfolios may enter into repurchase agreements with qualified banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution that agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio’s right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

Under a repurchase agreement, underlying debt instruments are acquired for a relatively short period (usually not more than one week and never more than a year) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio’s holding period. This results in a fixed rate of return insulated from market fluctuation during that holding period.

Repurchase agreements may have the characteristics of loans by a Portfolio. During the term of the repurchase agreement, a Portfolio retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Portfolio collateral equal to any amount by which the market value of the security subject to the repurchase agreements falls below the resale amount provided under the repurchase agreement. A Portfolio will only enter into repurchase agreements with eligible broker-dealers or bank counterparties whose creditworthiness is determined to be satisfactory by the Portfolio’s subadviser, pursuant to guidelines adopted by the Trust. Generally, a Portfolio does not invest in repurchase agreements maturing in more than seven days. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Portfolio would look to the collateral underlying the seller’s repurchase agreement, including the security subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Portfolio. In the event a repurchase agreement is considered a loan and the seller defaults, the Portfolio might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.

Reverse Repurchase Agreements

As indicated in the “Investment Practices” section, certain of the Portfolios may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian, cash or other liquid assets having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. If interest rates rise during the period a reverse repurchase agreement is held, it may adversely affect the Portfolio’s net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and to the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets as described above, such transactions would be subject to a Portfolio’s limitations on borrowings.

Please see the “Recent Events” section above for more information about the potential impact of new Rule 18f-4 on instruments like reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio’s obligation to repurchase the securities, and a Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Rights and Warrants

As indicated in the “Investment Practices” section, certain of the Portfolios may purchase rights and warrants. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

Low Exercise Price Call Warrants. Low exercise price call warrants, sometimes also referred to as equity-linked participation certificates, are used to gain exposure to stocks in difficult to access local markets. These warrants typically have a strike price set where the value of the warrants will be identical to the price of the underlying stock. The value of these warrants fluctuates in line with the value of the underlying stock price and therefore, the risk and return profile of the warrants is virtually the same as owning the underlying securities. These warrants have no voting rights. Dividends issued to the warrant issuer by the underlying company will be distributed to the warrant holders, net of any taxes or commissions imposed by the local jurisdiction in respect of the receipt of such amount. In addition, these warrants are not exchangeable into the ordinary shares of the underlying stock. These warrants are typically sold in private placement transactions and may be classified as derivative instruments.

Rule 144A Securities and other Private Placement Securities

As indicated in the “Investment Practices” section, certain of the Portfolios may purchase securities issued pursuant to Rule 144A under the 1933 Act and other private placement securities. Since trading in these securities is limited primarily to institutional investors (and, in the case of Rule 144A securities, to qualified institutional buyers), such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. At times, it may also be more difficult to accurately value these securities. Rule 144A and other private placement securities are treated as illiquid, unless the Portfolio’s adviser or subadviser has determined that the Portfolio could sell or dispose of the particular issue of Rule 144A or other private placement securities in seven calendar days or less without the sale or disposition significantly changing the market value of such securities. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolio to sell them promptly at an acceptable price. If a security a Portfolio holds must be registered under the 1933 Act before it may be sold, the Portfolio may have to bear all or part of the registration expenses and the risk of substantial delay in effecting such registration. If, during such a period, adverse market conditions develop, the Portfolio may obtain a less favorable price than when it first decided to sell the security.

Securities Loans

As indicated in the “Investment Practices” section, certain of the Portfolios may make loans of portfolio securities. Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities and marked-to-market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under a Portfolio’s securities lending program. During the period of a loan, the borrower pays to the

Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain a portion of the interest received on investment of cash collateral, but bear the risk of loss on any collateral so invested, or receive a fee from the borrower. Lending portfolio securities, as with other extensions of secured credit, involves risks of delay in the receipt of additional collateral or in the recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially. Additional risks include the possible decline in the value of securities acquired with cash collateral. The Portfolios may invest cash collateral in high quality instruments with short maturities, money market fund securities, repurchase agreements with respect to U.S. Government Securities and/or repurchase agreements with respect to other securities, including equity securities. Repurchase agreements with respect to equity securities typically pay higher yields than repurchase agreements with respect to U.S. Government Securities, but are subject to greater risk of loss to the Portfolio if the value of such securities declines and the counterparty defaults on its obligation to repurchase such securities.

A Portfolio has a right to call each loan and obtain the securities on notice equal to one standard settlement period for the loaned securities or, in connection with securities traded on foreign markets, within such longer settlement period as is customary for purchases and sales of such securities in such foreign markets. A Portfolio has the right to terminate a loan at any time. A Portfolio will generally not have the right to vote securities while they are being loaned, but the Adviser or subadviser will seek to call a loan in anticipation of any vote the Adviser or subadviser deems to be material to a Portfolio’s investment. Loans will only be made to firms deemed by the Adviser or subadviser to be of good standing and will not be made unless, in the judgment of the Adviser or subadviser, the consideration to be earned from such loans would justify the risk.

Senior Loans and Other Direct Indebtedness

As indicated in the “Investment Practices” section, certain of the Portfolios may invest in senior floating rate loans (“Senior Loans”) of domestic and foreign borrowers (“Borrowers”), and other direct indebtedness. Senior Loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities.

A Senior Loan is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior Loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

A Portfolio typically purchases “Assignments” from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

A Portfolio also may invest in “Participations.” Participations by a Portfolio in a Loan Investor’s portion of a Senior Loan typically will result in the Portfolio having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Portfolio may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower, and the Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Portfolio may assume the credit risk of both the Borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a Participation, the Portfolio may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Portfolio with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Except as described below, a Portfolio will only acquire Participations if the Loan Investor selling the Participation, and any other persons interpositioned between the Portfolio and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody’s or comparably rated by another NRSRO or determined by the adviser or subadviser to be of comparable quality). Securities rated Baa by Moody’s have speculative characteristics. Similarly, except as described below, a Portfolio will purchase an Assignment or Participation or act as a Loan Investor with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade or determined by the adviser or subadviser to be of comparable quality. With respect to the AB International Bond Portfolio, BlackRock High Yield Portfolio, Brighthouse/Eaton Vance Floating Rate Portfolio, Brighthouse/Wellington Balanced Portfolio, Brighthouse Balanced Plus Portfolio, PIMCO Inflation Protected Bond Portfolio, and PIMCO Total Return Portfolio, the Portfolios may invest in Participations or Assignments with credit quality comparable to that of issuers of their respective securities investments.

Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, there is typically less public information available about a specific loan than there would be if the loan were registered or traded on exchange. Loans may also not be considered “securities,” and purchasers, such as the Portfolios, may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to any loans it owns in the event of fraud or misrepresentation by a borrower.

A Portfolio may come into possession of material non-public information about a borrower as a result of its ownership of a Senior Loan or other debt instrument of such borrower. Because of prohibitions on trading in securities of issuers while possessing such information, a Portfolio might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so.

Loan Collateral. In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to: (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower’s obligations under a Senior Loan.

Borrower Covenants. Certain Borrowers must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Senior Loan (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the

Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. If a Loan Investor accelerates the repayment of a Senior Loan because of the Borrower’s violation of a restrictive covenant under the Loan Agreement, the Borrower might default in payment of the Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

The types of covenants included in a Loan Agreement generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan and possibly other factors. Some of the Senior Loans in which a Portfolio may invest or to which a Portfolio may obtain exposure may be “covenant-lite.” Such loans contain fewer or less restrictive constraints on the Borrower than certain other types of loans. Such loans generally do not include terms which allow the Loan Investor to monitor the performance of the Borrower and declare a default or force a Borrower into bankruptcy restructuring if certain criteria are breached. Under such loans, Loan Investors typically must rely on covenants that restrict a Borrower from incurring additional debt or engaging in certain actions. Such covenants can be breached only by an affirmative action of the Borrower, rather than by a deterioration in the Borrower’s financial condition. Accordingly, a Portfolio may have fewer rights against a Borrower when it invests in or has exposure to such loans and so may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants. In addition, a Portfolio may experience delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants. Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks. A Portfolio may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S.

Administration of Loans. In a typical Senior Loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. A Portfolio will generally rely upon the Agent or an intermediate participant to receive and forward to the Portfolio its portion of the principal and interest payments on the Senior Loan. Failure by the Agent to fulfill its obligations may delay or adversely affect receipt of payment by a Portfolio. Furthermore, unless under the terms of a Participation Agreement a Portfolio has direct recourse against the Borrower, the Portfolio will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, a Portfolio will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Portfolio and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC-insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of a Portfolio were determined to be subject to the claims of the Agent’s general creditors, the Portfolio might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants similar risks may arise.

Prepayments. Senior Loans can require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a Portfolio derives interest income will be reduced. However, a Portfolio may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former.

A Portfolio may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Portfolio may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

A Portfolio will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, a Portfolio may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and indirectly, Senior Loans.

Lenders can be sued by other creditors and shareholders. Losses could be greater than the original loan amount and occur years after the loan’s recovery. If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate a Portfolio’s security interest in the loan collateral or subordinate the Portfolio’s rights under the Senior Loan to the interests of the Borrower’s unsecured creditors or cause interest previously paid to be refunded to the Borrower. If a court required interest to be refunded, it could negatively affect a Portfolio’s performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to a Portfolio. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a Portfolio’s security interest in loan collateral. If a Portfolio’s security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, the Portfolio would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the loan, or the Portfolio could also have to refund interest.

A Portfolio may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Portfolio’s purchase of a Senior Loan. A Portfolio may also acquire equity securities or debt instruments (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of the subadviser, may enhance the value of a Senior Loan or would otherwise be consistent with a Portfolio’s investment policies. Equity securities rank lower in the Borrower’s capital structure than senior loans, Junior Loans (as defined below), or subordinated debt securities.

Trading Issues. Senior Loans trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of Senior Loans are generally subject to contractual restrictions that must be satisfied before a Senior Loan can be bought or sold. These restrictions may (i) impede a Portfolio’s ability to buy or sell Senior Loans; (ii) negatively affect the transaction price; (iii) affect the counterparty credit risk borne by a Portfolio; (iv) impede a Portfolio’s ability to timely vote or otherwise act with respect to Senior Loans; and (v) expose a Portfolio to adverse tax or regulatory consequences. It may take longer than seven days for transactions in Senior Loans to settle, which may affect a Portfolio’s process for meeting redemptions. Portfolios may hold cash, sell securities or temporarily borrow from banks or other lenders in order to meet short-term liquidity needs.

Regulatory Changes Affecting Senior Loans. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

Junior Loans. A Portfolio may invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”). Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets, such as property, plants, or equipment. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale.

Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the Borrower’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Borrower.

A Portfolio may purchase Junior Loan interests either in the form of an assignment or a loan participation. As the purchaser of an assignment, a Portfolio would typically succeed to all of the rights and obligations of the assigning investor under the loan documents. In contrast, loan participations typically result in the purchaser having a contractual relationship only with the seller of the loan interest, not with the Borrower. As a result, the loan is not transferred to the loan participant. The loan participant’s right to receive payments from the Borrower derives from the seller of the loan participation. The loan participant will generally have no right to enforce compliance by the Borrower with the terms of the loan agreement. Lastly, the loan participant’s voting rights may be limited.

Bridge Loans. A Portfolio may acquire interests in Senior Loans that are designed to provide temporary or “bridge” financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A Portfolio may also invest in Senior Loans of Borrowers that have obtained bridge loans from other parties. Bridge loans or bridge facilities are short-term loan arrangements (generally 12 to 18 months) typically secured by a Borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the Borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A Borrower’s use of bridge loans also involves the risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower’s perceived creditworthiness. From time to time, the Portfolio may make a commitment to participate in a bridge loan facility, obligating itself to participate in the facility if it funds. In return for this commitment, a Portfolio receives a fee.

Short Sales

As indicated in the “Investment Practices” section, certain of the Portfolios may enter into short sales. A Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

Certain of the Portfolios may make short sales of a security they do not own. These short sales are referred to as “naked” short sales. To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Special Situations

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in special situations. Periodically, a Portfolio, such as Invesco Global Equity Portfolio and Loomis Sayles Small Cap Core Portfolio, might use aggressive investment techniques. These might include seeking to benefit from what the adviser or subadviser of the Portfolio perceives to be “special situations,” such as mergers, reorganizations, restructurings or other unusual events expected to affect a particular issuer. However, there is a risk that the change or event might not occur as expected by the adviser or subadviser, which could have a negative impact on the price of the issuer’s securities. The Portfolio’s investment might not produce the expected gains or could incur a loss.

Standby Commitment Agreements

As indicated in the “Investment Practices” section, certain of the Portfolios may enter into standby commitment agreements. Standby commitment agreements are agreements that obligate a party, for a set period of time, to buy a certain amount of a security that may be issued and sold at the option of the issuer. The price of a security purchased pursuant to a standby commitment agreement is set at the time of the agreement. In return for its promise to purchase the security, a Portfolio receives a commitment fee based upon a percentage of the purchase price of the security. The Portfolio receives this fee whether or not it is ultimately required to purchase the security.

There is no guarantee that the securities subject to a standby commitment agreement will be issued or, if such securities are issued, the value of the securities on the date of issuance may be more or less than the purchase price. A Portfolio will limit its investments in standby commitment agreements with remaining terms exceeding seven days pursuant to the limitation on investments in illiquid securities. A Portfolio will record the purchase of a standby commitment agreement, and will reflect the value of the security in the Portfolio’s net asset value, on the date on which the security can reasonably be expected to be issued.

Stripped Mortgage Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in stripped mortgage securities. Stripped mortgage securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of the principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage securities may be more volatile and less liquid than that for other mortgage securities, potentially limiting the Portfolios’ ability to buy and sell those securities at any particular time.

In the case of privately issued stripped mortgage securities, the Trusts take the position that such instruments do not represent interests in any particular industry or group of industries.

Structured Notes

As indicated in the “Investment Practices” section, certain of the Portfolios may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a commodity (such as gold or oil) (i.e., a commodity-linked note), a foreign currency, an index of securities (such as the S&P 500 Index), an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the LIBOR). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the U.S. Treasury bill rate does not exceed some specified maximum); but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply increased or reduced.

Structured notes can serve many different purposes in the management of a Portfolio. For example, they can be used to increase a Portfolio’s exposure to changes in the value of assets that the Portfolio would not ordinarily purchase directly (such as gold or oil). They can also be used to hedge the risks associated with other investments a Portfolio holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in market interest rates, the value of the structured note would generally move in the opposite direction to the value of traditional debt obligations, thus moderating the effect of interest rate changes in the value of a Portfolio’s portfolio as a whole.

Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a Portfolio’s investment) will be reduced because of changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Structured notes may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments. Investments in structured notes are generally of a class of structured notes that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured notes typically have higher yields and present greater risks than unsubordinated structured securities. Many structured notes have limited or no liquidity, so that a Portfolio would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the adviser’s or subadviser’s analysis of the issuer’s creditworthiness and financial prospects, and of the adviser’s or subadviser’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described above) apply. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. See also “Credit Linked Notes” above.”

Swaps, Caps, Floors, Collars, Etc.

As indicated in the “Investment Practices” section, certain of the Portfolios may enter into interest rate, currency, inflation, and index swaps, as well as the purchase or sale of related caps, floors, collars, and other derivatives. A Portfolio will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against fluctuations in currency or the rate of inflation, as a duration management technique or to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date. A Portfolio generally will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Portfolio may be obligated to pay.

A Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements may be privately negotiated in the over-the-counter market or executed in a multilateral or other trade facility platform, such as a registered swap execution facility.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Certain swaps are required to be executed through a centralized exchange or regulated facility and to be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the Portfolio may not be able to enter into swaps that meet its investment needs. The Portfolio also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse. The margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Also, since each Portfolio is not a member of a clearinghouse and only members of a clearinghouse (“clearing members”) can participate directly in the clearinghouse, the Portfolios hold cleared derivatives through accounts at a clearing member. Clearing members can demand additional margin. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearinghouses, and it is not clear how an insolvency proceeding of a clearinghouse would be conducted and what impact an insolvency of a clearinghouse would have on the financial system. The Portfolio will assume the risk that the clearinghouse and the Portfolio’s clearing member may be unable to perform their obligations. Not all derivative transactions are currently eligible for clearing.

In connection with swap agreements, securities or cash may be received by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default, bankruptcy or insolvency of the counterparty. A Portfolio will maintain cash or appropriate liquid assets in a segregated custodial account, or in a manner consistent with Section 18 of the 1940 Act and applicable SEC guidance, to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio’s accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio’s accrued obligations under the agreement. To the extent that a Portfolio maintains in a segregated account with its custodian or earmarks liquid assets sufficient to meet its obligations under swaps, caps, floors, collars or other similar derivatives, these investments will not constitute senior securities under the 1940 Act, and, thus, will not be treated as being subject to the Portfolio’s borrowing restrictions.

A Portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by that Portfolio’s subadviser. A Portfolio’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Portfolio. If a counterparty’s creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a counterparty defaults, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction, though these may be limited by applicable law in the case of a counterparty’s insolvency.

A Portfolio may enter into a swaption transaction, which is a contract that grants the holder, in return for payment of the purchase price (the “premium”) of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Swaptions are generally subject to the same risks involved in a Portfolio’s use of options. See “Purchasing and Selling Options” above.

The Portfolios may enter into total return swaps. Total return swaps are used either as substitutes for owning the physical securities that comprise a given market index or as a means of obtaining non-leveraged exposure in markets where no physical securities are available, such as an interest rate index. Total return refers to the payment (or receipt) of an index’s total return, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide a Portfolio with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available.

See also, “Credit Default Swaps,” “Foreign Currency Transactions, including Currency Forward Contracts, Currency Futures, and Currency Options,” and “Interest Rate Transactions.”

Terrorism, War, Natural Disaster and Epidemic Risk

Terrorism, war and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak, can be highly disruptive to economies and markets, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Portfolios’ investments.

Trade Claims

As indicated in the “Investment Practices” section, certain of the Portfolios may purchase trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are subject to the risks associated with low-quality obligations.

U.S. Government Securities

As indicated in the “Investment Practices” section, certain of the Portfolios may invest in U.S. Government securities. Securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies and government-sponsored entities include U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance. U.S. Government securities also include obligations issued or guaranteed by agencies and government-sponsored entities that are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Government National Mortgage Association (“Ginnie Mae”)), (ii) the limited authority of the issuer to borrow from the U.S. Treasury or (iii) the authority of the U.S. Government to purchase certain obligations of the issuer (such as securities of Fannie Mae). No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or government-sponsored entities as described in clauses (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law. See also “Fixed-Income Securities.”

Yankee Bonds and Eurobonds

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in Yankee bonds and Eurobonds. Yankee bonds are bonds denominated in U.S. dollars and issued by foreign entities for sale in the United States. Eurobonds are foreign bonds issued by government and corporate issuers and issued and traded in countries other than the country whose currency is used.

Eurobonds and Yankee bonds are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. However, Eurobonds (and to a limited extent, Yankee bonds) also are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers. Yankee bonds are also affected by interest rates in the U.S.

Zero Coupon Bonds and Deferred Interest Bonds

As indicated in the “Investment Practices” section, certain of the Portfolios may invest in zero coupon bonds and deferred interest bonds. Zero coupon and deferred interest bonds are debt obligations that are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrete and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins.

INVESTMENT RESTRICTIONS

Trust I Portfolio Fundamental Policies

The following investment restrictions are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the applicable Portfolio. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

Further information on the Portfolios’ limitations on borrowing, commodities, loans and senior securities is provided at the end of this section.

The following eight fundamental policies relate to each Portfolio with the exception of the Feeder Portfolio and JPMorgan Core Bond Portfolio. The prospectuses for AQR Global Risk Balanced Portfolio, AB Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, and PanAgora Global Diversified Risk Portfolio set forth the types of investments that will be made by those Portfolios, as well as those made by each Portfolio’s Subsidiary (as defined below), and explain that each Portfolio’s Subsidiary will be subject to the same fundamental investment restrictions as the corresponding Portfolio, to the extent applicable to the investment activities of the Subsidiary.

1.	Borrowing

Each Portfolio may not borrow money, except to the extent permitted by applicable law.

2.	Diversification*

Except as noted, each Portfolio may not purchase a security if, as a result, with respect to 75% (50% with respect to Loomis Sayles Growth Portfolio) of the value of its total assets (i) more than 5% of the value of the Portfolio’s total assets would be invested in the securities of a single issuer, except cash and cash items (including receivables), securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or securities of other investment companies, or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio, other than cash and cash items (including receivables), securities issued by the U.S. Government, its agencies and instrumentalities or securities of other investment companies. (Each of Brighthouse/Templeton International Bond Portfolio, AQR Global Risk Balanced Portfolio, and PanAgora Global Diversified Risk Portfolio, and SSGA Emerging Markets Enhanced Index Portfolio, as a non-diversified fund, is not subject to any fundamental policy which limits its investments in a single issuer.)

*

As of April 30, 2021, Loomis Sayles Growth Portfolio expects that it will act as a diversified portfolio under the 1940 Act, although it has the ability to act as a non-diversified Portfolio, to the extent consistent with Rule 13a-1.

3.	Concentration

Each Portfolio, other than Clarion Global Real Estate Portfolio and SSGA Emerging Markets Enhanced Index Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies and instrumentalities, and repurchase agreements secured by such obligations. The Clarion Global Real Estate Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that the Portfolio will invest greater than 25% of its total assets in the real estate industry, and, further provided, that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies and instrumentalities and repurchase agreements secured by such obligations. The SSGA Emerging Markets Enhanced Index Portfolio will not invest more than 25% of the value of its total assets in any one industry, except when more than 25% of its underlying index is represented by that industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies and instrumentalities, and repurchase agreements secured by such obligations. For the purpose of this restriction, the Brighthouse/Eaton Vance Floating Rate Portfolio will consider all relevant factors in determining who is the issuer of the loan interest, including the credit quality of the borrower, the amount and quality of the collateral, the terms of the loan agreement and other relevant agreements (including inter-creditor agreements), the degree to which the credit of such interpositioned person was deemed material to the decision to purchase the loan interest, the interest sale environment, and general economic conditions applicable to the borrower and such interpositioned person.

4.	Underwriting

Each Portfolio may not underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.

5.	Real Estate

Each Portfolio, other than Clarion Global Real Estate Portfolio, may not purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate; provided, however, that the Portfolio may hold and sell real estate acquired as a result of the ownership of securities. The Clarion Global Real Estate Portfolio may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Portfolio may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

6.	Commodities

Each Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. This restriction will not prevent the Invesco Balanced-Risk Allocation Portfolio, the JPMorgan Global Active Allocation Portfolio, the Schroders Global Multi-Asset Portfolio, and the PanAgora Global Diversified Risk Portfolio from investing up to 25%, 10%, 10%, 25%, and 25% of their respective total assets in their respective Subsidiaries (defined below in “Management of the Trust—Cayman Subsidiary”). No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

7.	Loans

Each Portfolio may not make loans, except through the purchase of debt obligations and the entry into repurchase agreements or through lending of its portfolio securities. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust’s Board of Trustees.

8.	Senior Securities

Each Portfolio may not issue any senior security (as defined in the 1940 Act) except in compliance with applicable law.

The following nine fundamental policies relate to the Feeder Portfolio and the JPMorgan Core Bond Portfolio.

The Feeder Portfolio and the JPMorgan Core Bond Portfolio may not:

(1)

Invest more than 5% of the value of its total assets in the securities of any one issuer provided that this limitation shall apply only to 75% of the value of its total assets and, provided further, that the limitation shall not apply to cash and cash items (including receivables), securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or securities of other investment companies. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the Portfolio’s total assets.

(2)

As to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer provided that this limitation shall not apply to cash and cash items (including receivables), securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or securities of other investment companies.

(3)

Invest more than 25% of its total assets in the securities of issuers in the same industry. Obligations of the U.S. Government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

(4)	Invest in real estate (including limited partnership interests, but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein).

(5)

Purchase commodities or commodity contracts; except that American Funds® Growth Portfolio and JPMorgan Core Bond Portfolio may engage in transactions involving currencies (including forward or futures contracts and put and call options).

(6)	Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the loaning of its portfolio securities; and (d) entering into loan participations.

(7)

Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of the Portfolio’s total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the Portfolio will reduce, within three days, in the amount of its borrowings in order to provide for 300% asset coverage.

(8)	Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase or resale of portfolio securities.

(9)

Invest in securities of other investment companies, except as permitted by the 1940 Act. Notwithstanding any other investment policy of the Portfolio, the Portfolio may invest all of its net assets in an open-end investment company having substantially the same investment objective and limitations as the Portfolio.

With respect to the fundamental policy relating to borrowing money, the 1940 Act permits a Portfolio to borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose, and to borrow up to 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes. (The Portfolio’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires the Portfolio to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the Portfolio’s asset coverage falls below 300%, the Portfolio is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Portfolio’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing.

Borrowed money creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Portfolio may have to sell securities at a time and at a price that is unfavorable to the Portfolio. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Portfolio’s net investment income in any given period. The fundamental policy relating to borrowing money above will be interpreted to permit the Portfolio to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to commodities, a Portfolio is generally restricted from holding or trading physical commodities except as described above, but it may enter into futures contracts and options thereon, subject to the 1940 Act restrictions on a Portfolio’s ability to issue senior securities. SEC staff interpretations and guidance currently provide that the use of certain derivatives may involve the issuance of senior securities unless these derivatives are used in a manner that does not warrant application of the 1940 Act’s restrictions on senior securities. Accordingly, a Portfolio may enter into futures contracts and options on futures provided that it complies with applicable requirements as set forth in SEC staff interpretations, guidance and SEC regulations, including a requirement to maintain segregated assets in amounts that would cover the Portfolio’s obligations under futures contracts or options on futures.

With respect to the fundamental policy relating to loans, the 1940 Act does not prohibit a portfolio from making loans; however, SEC staff interpretations currently prohibit Portfolios from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a Portfolio, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Portfolio’s manager or subadviser believes the income justifies the attendant risks. This policy will be interpreted not to prevent the Portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities, “senior securities” are defined as Portfolio obligations that have a priority over the Portfolio’s shares with respect to the payment of dividends or the distribution of Portfolio assets. The 1940 Act prohibits a Portfolio from issuing senior securities except that the Portfolio may borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose. A Portfolio also may borrow up to 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. In addition, a Portfolio may engage in derivative transactions and certain financing transactions in accordance with the terms and conditions of Rule 18f-4 and any applicable SEC guidance, SEC Staff guidance, exemptive relief or no action relief. The issuance of senior securities by the Portfolio can increase the speculative character of the Portfolio’s outstanding shares through leveraging. Leveraging of the Portfolio’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Portfolio’s net assets remain the same, the total risk to investors is increased to the extent of the Portfolio’s gross assets. This policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

The Portfolios’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to applicable law, such as the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by applicable law, the policy will be interpreted to mean either that the law expressly permits the practice or that the law does not prohibit the practice.

Trust I Portfolio Non-Fundamental Policies

The following non-fundamental policies may be changed for any Portfolio by the Trust’s Board of Trustees without a vote of that Portfolio’s shareholders.

The following non-fundamental policy relates to each Portfolio:

1.

Each Portfolio may not acquire any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. For these purposes, an “illiquid investment” means any investment that the Adviser (in consultation with the subadviser when the Adviser deems such consultation necessary or appropriate) reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

The following four non-fundamental policies relate to each Portfolio with the exception of the Invesco Balanced-Risk Allocation Portfolio, the JPMorgan Core Bond Portfolio, the JPMorgan Global Active Allocation Portfolio, the Feeder Portfolio, the MetLife Multi-Index Targeted Risk Portfolio and the Schroders Global Multi-Asset Portfolio or as otherwise noted below:

Each Portfolio may not:

1.

Purchase securities on margin, except that each Portfolio may: (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments. For the purpose of this restriction, except with respect to the ETF Portfolios, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin;

2.

Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the respective total assets of each Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

3.

Purchase participations or other direct interests in or enter into leases with respect to oil, gas or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities; and

4.	Invest in companies for the purpose of exercising management or control.

The following five non-fundamental policies relate to the Feeder Portfolio and the JPMorgan Core Bond Portfolio, except as noted:

Each Portfolio may not:

1.	Invest in companies for the purpose of exercising control or management;

2.	Purchase securities on margin;

3.	Sell securities short, except to the extent that the Portfolio contemporaneously owns or has the right to acquire at no additional cost, securities identical to those sold short;

4.	Invest in puts, calls, straddles, spreads or any combination thereof; except as described in Fundamental Policy No. 5; and

5.

With respect to the JPMorgan Core Bond Portfolio only, invest, directly or indirectly, less than 80% of its net assets in debt securities. Shareholders will be provided with at least 60-days’ prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

The following non-fundamental policies relate to the MetLife Multi-Index Targeted Risk Portfolio and may be changed for the MetLife Multi-Index Targeted Risk Portfolio by the Trust’s Board of Trustees without a vote of the Portfolio’s shareholders:

The MetLife Multi-Index Targeted Risk Portfolio may not:

1.	Purchase securities on margin, except that the MetLife Multi-Index Targeted Risk Portfolio may: (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments. For the purpose of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin;

2.

Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the total assets of the Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

3.

Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities; and

4.	Invest in companies for the purpose of exercising management or control.

The following non-fundamental policies relate to the Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio and Schroders Global Multi-Asset Portfolio and may be changed for any Portfolio by the Trust’s Board of Trustees without a vote of that Portfolio’s shareholders.

Each Portfolio may not:

1.

Purchase securities on margin, except that each Portfolio may: (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments. For the purpose of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin;

2.

Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the respective total assets of each Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

3.

Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities; and

4.	Invest in companies for the purpose of exercising management or control.

Trust I Portfolio and Trust II Portfolio Operating Policies

Inverse Floating Rate Securities. The PIMCO Inflation Protected Bond Portfolio and PIMCO Total Return Portfolio will not invest more than 5% of each Portfolio’s net assets (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.

Borrowing. With respect to borrowing, each Portfolio may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3 % of its total assets, taken at market value. With the exception of Brighthouse/Templeton International Bond Portfolio, a Portfolio may borrow from banks only as a temporary measure for extraordinary or emergency purposes such as the redemption of Portfolio shares. A Portfolio may purchase additional securities so long as borrowings do not exceed 5% of its total assets. To the extent that a Portfolio’s positions in reverse repurchase agreements are fully covered through the segregation of liquid assets, such positions are not subject to the above limitations on borrowing.

Although it has no current intention to do so, the Brighthouse/Templeton International Bond Portfolio may borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks to increase its holdings of portfolio securities. Under the 1940 Act, the Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to reduce the amount of its borrowings (within three days) to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise. In the event that the Portfolio is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Portfolio’s holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Portfolio’s net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

Real Estate Investments. With respect to real estate investments, as a matter of operating policy, the Invesco Comstock Portfolio will not invest in real estate limited partnership interests other than partnerships organized as REITs.

Foreign Currency Transactions. With respect to foreign currency transactions, a Portfolio may enter into transactions only with counterparties deemed creditworthy by the Portfolio’s adviser or subadviser. A Portfolio, other than AB International Bond Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Global Tactical Strategies Portfolio, Brighthouse/Franklin Low Duration Total Return Portfolio, Brighthouse/Templeton International Bond Portfolio, Brighthouse Balanced Plus Portfolio, Invesco Balanced-Risk Allocation Portfolio, Loomis Sayles Global Allocation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio and Schroders Global Multi-Asset Portfolio, will not enter into a transaction to hedge currency exposure to an extent greater, after settling all transactions intended to wholly or partially offset other transactions, than the aggregate market values (at the time of entering into the transaction) of the securities held in its portfolio that are denominated, exposed to or generally quoted in or currently convertible into such currency other than with respect or cross hedging or proxy hedging. AB Global Dynamic Allocation Portfolio, AB International Bond Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Bond Income Portfolio, BlackRock Global Tactical Strategies Portfolio, Brighthouse/Dimensional International Small Company Portfolio, Brighthouse/Franklin Low Duration Total Return Portfolio, Brighthouse/Templeton International Bond Portfolio, Brighthouse/Wellington Balanced Portfolio, Brighthouse Balanced Plus Portfolio, Invesco Balanced-Risk Allocation Portfolio, Loomis Sayles Global Allocation Portfolio, PanAgora Global Diversified Risk Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, and Schroders Global Multi-Asset Portfolio may also enter into foreign currency transactions, including the direct purchase of foreign currencies, for non-hedging purposes.

Swaps. With respect to swaps, a Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least “A” by Standard & Poor’s, Moody’s or Fitch or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality of the Portfolio’s subadviser.

In the case of a credit default swap, however, in applying certain of the Portfolios’ investment policies and restrictions the Portfolios will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for the purposes of applying certain of the Portfolios’ other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for the purposes of the Portfolio’s credit quality guidelines because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement.

Concentration. For the purposes of determining concentration in any one industry, each Allocation Portfolio, the MetLife Multi-Index Targeted Risk Portfolio and the Brighthouse Balanced Plus Portfolio will aggregate the amount of its indirect investments through all affiliated Underlying Portfolios. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.

As a matter of operating policy, an investment by a Portfolio in an ETF that invests in securities of a broad based index is not counted for purposes of determining the Portfolio’s compliance with the fundamental policy relative to concentration set forth above. In addition, as a matter of operating policy, an investment by a Portfolio in other investment companies that are money market funds is not counted for purposes of determining the Portfolio’s compliance with the fundamental policy relative to concentration set forth above.

Trust I Portfolio 80% Investment Policies

Certain of the Portfolios have adopted a non-fundamental investment policy to invest at least 80% of their net assets, plus the amount of any borrowings for investment purposes, in certain securities pursuant to Rule 35d-1(a)(2) under the 1940 Act as indicated in the current Summary Prospectuses and Prospectuses. (See the respective Summary Prospectuses and Prospectuses for a detailed discussion of the relevant 80% investment policy.) The Portfolios will notify shareholders in writing of any change in the 80% investment policy at least 60 days prior to any change in that policy. Any notice to shareholders will comply with the conditions set forth in Rule 35d-1(c) or any successor rule. The following Portfolios have an 80% investment policy:

•  AB International Bond

•  BlackRock High Yield

•  Brighthouse Small Cap Value

•  Brighthouse/Aberdeen Emerging Markets Equity

•  Brighthouse/Eaton Vance Floating Rate

•  Brighthouse/Templeton International Bond

•  Brighthouse/Wellington Large Cap Research

•  Clarion Global Real Estate

•  Invesco Comstock

•  Invesco Global Equity

•  Invesco Small Cap Growth

•  JPMorgan Core Bond

•  JPMorgan Small Cap Value

•  MetLife Multi-Index Targeted Risk

•  Morgan Stanley Discovery

•  PIMCO Inflation Protected Bond

•  SSGA Emerging Markets Enhanced Index

•  SSGA Growth and Income ETF

•  SSGA Growth ETF

•  T. Rowe Price Large Cap Value

•  T. Rowe Price Mid Cap Growth

•  TCW Core Fixed Income

•  Victory Sycamore Mid Cap Value

•  Wells Capital Management Mid Cap Value

•  Western Asset Management Government Income

Unless otherwise noted, for purposes of determining compliance with its 80% investment policy, a Portfolio may include towards satisfaction of that policy any derivative instruments or other instruments that have as their reference assets investments identified within a Portfolio’s 80% investment policy or that have, in the judgment of a Portfolio’s Adviser or Subadviser, economic characteristics similar to investments identified within a Portfolio’s 80% investment policy and may account for a derivative position by reference to either its market value or notional value, depending on the circumstances. Consistent with the purposes of Rule 35d-1, a Portfolio may use the notional value of a derivative when notional value is the best measure of the economic exposure the derivative provides to investments that are consistent with the Portfolio’s name.

Trust II Portfolio Fundamental Investment Restrictions

None of the Portfolios will:

1.	Borrow money, except to the extent permitted by applicable law, regulation or order (further information on the Portfolios’ limitations on borrowing is provided on page 88 of this SAI);

2.

Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

3.

Purchase or sell real estate, except that, consistent with its investment policies, the Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

4.

Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Portfolio may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities, except that this restriction will not apply to VanEck Global Natural Resources (further information on the Portfolios’ limitations on commodities is provided on page 89 of this SAI);

5.

Make loans, except by purchasing debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order (further information on the Portfolios’ limitations on loans is provided on page 89 of this SAI);

6.*

Purchase securities (other than (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of a registered investment company, and (iii) in the case of BlackRock Ultra-Short Term Bond, bank instruments issued by domestic banks and U.S. branches of foreign banks) if, as a result of such purchase, more than 25% of the total assets of the Portfolio (as of the time of investment) would be invested in any one industry, except to the extent permitted by applicable law, regulation or order, and except that VanEck Global Natural Resources will invest 25% or more of its total assets in “natural resource” industries as defined in that Portfolio’s Prospectus; or

7.**

Issue any senior securities except to the extent permitted by applicable law, regulation or order. Further information on the Portfolios’ limitations on senior securities is provided on page 89 of this SAI.

*	See “Trust II Portfolio Non-Fundamental Investment Restrictions” below for BlackRock Ultra-Short Term Bond Portfolio’s related non-fundamental investment restriction.

**

For purposes of fundamental investment restriction (7), collateral arrangements with respect to any type of swap, option, forward contract or futures contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security.

Trust II Portfolio Non-Fundamental Investment Restrictions

The following non-fundamental policies may be changed for any Portfolio by the Trust’s Board of Trustees without a vote of that Portfolio’s shareholders.

The following non-fundamental policies relate to each Portfolio:

None of the Portfolios will:

1.	Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order;

2.

Acquire any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% (5% in the case of BlackRock Ultra-Short Term Bond) of its net assets in illiquid investments that are assets. For these purposes, an “illiquid investment” means any investment that the Adviser (in consultation with the subadviser when the Adviser deems such consultation necessary or appropriate) reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment;

3.	Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order;

4.

With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer; provided that this limitation does not apply to cash and cash items (including receivables), obligations issued or guaranteed as to interest or principal by the U.S. Government or its agencies or instrumentalities, or to securities of any registered investment company; or

5.

With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition); provided that this limitation does not apply to cash and cash items (including receivables), obligations issued or guaranteed as to interest or principal by the U.S. Government or its agencies or instrumentalities, or to securities of any registered investment company.

The following non-fundamental policy relates to the BlackRock Ultra-Short Term Bond Portfolio:

The BlackRock Ultra-Short Term Bond Portfolio will:

1.	Invest 25% or more of its total assets in obligations of domestic banks and U.S. branches of foreign banks.

Trust II Portfolio 80% Investment Policies

Certain of the Portfolios have adopted a non-fundamental investment policy to invest at least 80% of their net assets, plus the amount of any borrowings for investment purposes, in certain securities pursuant to Rule 35d-1(a)(2) under the 1940 Act as indicated in the current Summary Prospectuses and Prospectuses. (See the respective Summary Prospectuses and Prospectuses for a detailed discussion of the relevant 80% investment policy.) The Portfolios will notify shareholders in writing of any change in the 80% investment policy at least 60 days prior to any change in that policy. Any notice to shareholders will comply with the conditions set forth in Rule 35d-1(c) or any successor rule. The following Portfolios have an 80% investment policy:

•  Baillie Gifford International Stock

•  BlackRock Bond Income

•  BlackRock Capital Appreciation

•  BlackRock Ultra-Short Term Bond

•  Brighthouse/Artisan Mid Cap Value

•  Brighthouse/Dimensional International Small Company

•  Brighthouse/Wellington Core Equity Opportunities

•  Frontier Mid Cap Growth

•  Loomis Sayles Small Cap Core

•  Loomis Sayles Small Cap Growth

•  MetLife Aggregate Bond Index

•  MetLife Mid Cap Stock Index

•  MetLife MSCI EAFE® Index

•  MetLife Russell 2000® Index

•  MetLife Stock Index

•  MFS® Value

•  T. Rowe Price Large Cap Growth

•  T. Rowe Price Small Cap Growth

•  VanEck Global Natural Resources

•  Western Asset Management Strategic Bond Opportunities

•  Western Asset Management U.S. Government

Unless otherwise noted, for purposes of determining compliance with its 80% investment policy, a Portfolio may include towards satisfaction of that policy any derivative instruments or other instruments that have as their reference assets investments identified within a Portfolio’s 80% investment policy or that have, in the judgment of a Portfolio’s Adviser or Subadviser, economic characteristics similar to investments identified within a Portfolio’s 80% investment policy and may account for a derivative position by reference to either its market value or notional value, depending on the circumstances. Consistent with the purposes of Rule 35d-1, a Portfolio may use the notional value of a derivative when notional value is the best measure of the economic exposure the derivative provides to investments that are consistent with the Portfolio’s name.

Portfolio Investment Limitations: Trust I and Trust II

Unless otherwise indicated, all limitations applicable to a Portfolio’s investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, a change in a security’s credit quality), change in market capitalization of a security, change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio’s investment portfolio as the result of market fluctuations, or other changes in a Portfolio’s total assets will not require a Portfolio to dispose of an investment until the applicable adviser or subadviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. Unless otherwise noted in a Portfolio’s prospectus or elsewhere in this SAI, in the event that ratings services assign different ratings to the same security, the adviser or subadviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the highest of the several assigned ratings. In addition, except with respect to limitations that expressly apply to cash and cash equivalents, no limitations applicable to a Portfolio’s investments will be considered violated by reason of an investment in cash equivalents.

From time to time, a Portfolio may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Portfolio, and the acquisition is determined to be beneficial to the Portfolio’s shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Portfolio has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Portfolio will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Portfolio sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired. Unless otherwise indicated, all percentage limitations on Portfolio investments (as stated throughout this SAI or in the Prospectuses) that are not (i) specifically included in this “Investment Restrictions” section or (ii) imposed by the 1940 Act, rules thereunder, the Code or related regulations (the “Elective Investment Restrictions”), will apply only at the time a transaction is entered into unless the transaction is a Voluntary Action. In addition and notwithstanding the foregoing, for purposes of this policy, certain Non-Fundamental Policies, as noted above, are also considered Elective Investment Restrictions. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to a Portfolio’s acquisition of securities or instruments through a Voluntary Action.

A Portfolio may engage in roll-timing strategies where the Portfolio seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or to-be-announced (“TBA”) transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable the Portfolio to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from over-the-counter trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Act regulatory requirements, a Portfolio may “roll” an existing over-the-counter swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneously with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.” Elective Investment Restrictions (defined in the preceding paragraph), which normally apply at the time of investment, do not apply to Roll Transactions (although Elective Investment Restrictions will apply to the Portfolio’s entry into the initial position). In addition and notwithstanding the foregoing, for purposes of this policy, those Non-Fundamental Investment Restrictions that are considered Elective Investment Restrictions for purposes of the policy on Voluntary Actions (described in the preceding paragraph) are also Elective Investment Restrictions for purposes of this policy on Roll Transactions. The Portfolios will test for compliance with Elective Investment Restrictions at the time of a Portfolio’s initial entry into a position, but the percentage limitations and absolute prohibitions set forth in the Elective Investment Restrictions are not applicable to a Portfolio’s subsequent acquisition of securities or instruments through a Roll Transaction.

Insurance Law Restrictions: Trust I and Trust II

The ability to sell contracts in New York requires that each portfolio manager use his or her best efforts to assure that each Portfolio complies with the investment restrictions and limitations prescribed by Sections 1405 and 4240 of the New York State Insurance Law and regulations thereunder in so far as such restrictions and limitations are applicable to investment of separate account assets in mutual funds. Failure to comply with these restrictions or limitations will result in the insurance companies that invest in a Trust ceasing to make investments in that Portfolio for the separate accounts. The current law and regulations permit a Trust to make any purchase if made on the basis of good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

Variable Contract Related Investment Restrictions: Trust I and Trust II

Separate accounts supporting variable life insurance and variable annuity contracts are subject to certain diversification requirements imposed by regulations adopted under the Code. Because each Portfolio is intended as an investment vehicle for variable life insurance and variable annuity separate accounts, Section 817(h) of the Code requires that the investments of each Portfolio be “adequately diversified” in accordance with regulations promulgated by the Department of the Treasury. Failure to do so means the variable life insurance and variable annuity contracts would cease to be treated as life insurance and annuity contracts for U.S. federal tax purposes. Regulations specifying the diversification requirements have been issued by the Department of the Treasury. The Trusts and the Portfolios intend to comply with these requirements. Please see the section “Federal Income Taxes” for a more detailed discussion.

PORTFOLIO TRANSACTIONS

This section describes portfolio transactions for all Portfolios. Please note the following for the Trust I Allocation Portfolio, Trust II Allocation Portfolios, the American Allocation Portfolios, the Feeder Portfolio, and the ETF Portfolio:

The Trust I Allocation Portfolio and Trust II Allocation Portfolios invest primarily in the Underlying Portfolios and do not incur commissions or sales charges in connection with investments in the Underlying Portfolios. However, the Trust I Allocation Portfolio and Trust II Allocation Portfolios bear such costs indirectly through their investments in the Underlying Portfolios. In addition, these Portfolios may incur commissions or sales charges to the extent they invest directly in other types of securities. The description below is relevant for the Trust I Allocation Portfolio and Trust II Allocation Portfolios.

The American Allocation Portfolios invest primarily in the Underlying American Funds and do not incur commissions or sales charges in connection with investments in the Underlying American Funds. However, the American Allocation Portfolios bear such costs indirectly through their investments in the Underlying American Funds. In addition, these Portfolios may incur commissions or sales charges to the extent they invest directly in other types of securities. Accordingly, the description below is relevant for the American Allocation Portfolios. For information regarding portfolio transactions for each Underlying American Fund in which an American Allocation Portfolio invests, see the statement of additional information for the respective Underlying American Fund.

The Feeder Portfolio invests in the Master Fund and does not incur commissions or sales charges in connection with investments in the Master Fund. However, the Feeder Portfolio bears such costs indirectly through its investments in the Master Fund. For information regarding portfolio transactions for the Master Fund in which the Feeder Portfolio invests, see the Master Fund’s statement of additional information which is delivered together with this SAI.

The ETF Portfolios invest primarily in Underlying ETFs and do not incur sales charges in connection with investments in the Underlying ETFs, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investments in the Underlying ETFs.

Accordingly, the description below is relevant for the ETF Portfolios. For information regarding portfolio transactions for each specific Underlying ETF, see the statement of additional information for the respective Underlying ETF.

Subject to the supervision and control of the Adviser and the Board of Trustees of a Trust, each Portfolio’s subadviser (and in some instances, its adviser) is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business with broker-dealers and the negotiation of commissions, if any, paid on such transactions. Each Portfolio’s adviser or subadviser is responsible for effecting the Portfolio’s portfolio transactions and will do so in a manner deemed fair and reasonable and not according to any formula.

Certain officers and employees of a Portfolio’s subadviser have responsibility for portfolio management of other advisory accounts and clients (including other Portfolios of the Trusts and other registered investment companies, and accounts of affiliates) that may invest in securities in which the respective Portfolio may invest. Where a Portfolio’s subadviser determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated to the participating accounts.

Whenever concurrent decisions are made by a Portfolio’s subadviser to purchase or sell securities for the Portfolio and the subadviser’s other client accounts, the subadviser generally will attempt to allocate equitably portfolio transactions among the Portfolio and its other client accounts. In making such allocations, among the factors a subadviser typically considers are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and its other client accounts. In some cases the allocation of portfolio transactions by a subadviser may have an adverse effect on a Portfolio.

Portfolio Transactions Involving Equity Securities

Brokerage commissions are paid on transactions in equity securities traded on a securities exchange. In selecting a broker through which to place orders for the purchase and sale of equity securities, a Portfolio’s adviser or subadviser considers a number of factors. Generally, an adviser or subadviser only places portfolio transactions with a broker that the adviser or subadviser believes is financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates or prices which, when combined with the quality of the foregoing services, will produce best execution for the transaction. In negotiating commission rates, a Portfolio’s adviser or subadviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such information. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

Certain equity securities are traded in the over-the-counter market. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. This does not mean that the lowest available brokerage commission will be paid.

Portfolio Transactions Involving Fixed-Income Securities

Although from time to time a Portfolio might pay a commission on a transaction involving a fixed-income security, transactions involving fixed-income securities are typically conducted directly with a dealer or other counterparty (principal transaction), and no commission is paid. Fixed-income securities are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

The Board of Trustees of each Trust has approved procedures under Rule 10f-3 under the 1940 Act that permit a Portfolio to purchase securities that are offered in underwritings in which an affiliate of the Portfolio’s subadviser participates, provided certain conditions are met. These procedures prohibit a Portfolio from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other restrictions, limit the amount of securities that the Portfolio could purchase in the underwritings.

Brokerage and Research Services

In selecting brokers to effect transactions for a Portfolio, the Portfolio’s adviser or subadviser may consider the brokerage and research services provided by a broker. A Portfolio’s adviser or subadviser may cause the Portfolio to pay a broker that provides brokerage and research services an amount of commission for effecting a securities transaction for the Portfolio in excess of the amount another broker would have charged for effecting the same portfolio transaction. The practice of using a Portfolio’s commission dollars to pay for brokerage and research services is sometimes referred to as “soft dollars.” The adviser or subadviser must determine in good faith that such higher commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker viewed in terms of that particular transaction or the adviser’s or subadviser’s overall responsibilities to the Portfolio and its other clients. An adviser’s or subadviser’s authority to cause a Portfolio it manages to pay a higher commission is subject to the brokerage policies the Board of Trustees of a Trust may adopt from time to time.

The following services may be considered by subadvisers when selecting brokers:

Recommendations and advice about market projections and data, security values, asset allocation and portfolio evaluation, purchasing or selling specific securities, and portfolio strategy;

Seminars, information, analyses, and reports concerning companies, industries, securities, trading markets and methods, legislative, regulatory and political developments, changes in accounting practices and tax law, economic and business trends, proxy voting, issuer credit-worthiness, technical charts and portfolio strategy;

Access to research analysts, corporate management personnel, industry experts, economists, government representatives, technical market measurement services and quotation services, and comparative performance evaluation;

Products and other services, including financial publications, reports and analysis, electronic access to databases and trading systems, software, information and accessories; and

Statistical and analytical data relating to various investment companies, including historical performance, expenses and fees, and risk measurements.

The research provided by a broker may benefit the accounts managed by an adviser or subadviser, including a Portfolio, by supplementing the adviser’s or subadviser’s research. A Portfolio’s subadviser may use research services obtained with a Portfolio’s brokerage commissions to service all of its client accounts. Therefore, not all of these services may be used by the adviser or subadviser in connection with the Portfolio. It is generally not possible for a Portfolio’s subadviser to measure separately the benefits from research services to each of its accounts, including the Portfolio.

Certain Portfolios’ subadvisers may also receive research or research credits from brokers that are generated from underwriting commissions when purchasing new issues of fixed-income securities or other assets for a Portfolio. In these situations, the underwriter or selling group member may provide a subadviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or its other clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation imparts knowledge that may benefit the Portfolio, other clients, and the subadviser without incurring additional costs. The Financial Industry Regulatory Authority has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed-price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions. Research that may be obtained in this manner may include general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

With respect to the ETF Portfolios and the SSGA Emerging Markets Enhanced Index Portfolio, the subadviser does not currently use any Portfolio’s assets for soft-dollar arrangements. It may aggregate trades with clients of State Street Global Advisors whose commission dollars are used to generate soft dollar credits for State Street Global Advisors. Although these Portfolios’ commissions are not used for soft dollars, the subadviser and State Street Global Advisors’ clients may benefit from the soft dollar products/services received by State Street Global Advisors. The subadviser may aggregate trades with other clients of the subadviser, whose commission dollars are used to generate soft dollar credits for the subadviser.

The EU Markets in Financial Instruments Directive (“MiFID”). The recast EU Markets in Financial Instruments Directive (“MiFID II”), which became effective January 3, 2018, requires EU investment managers in scope of MiFID to pay for research services from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. Investment managers organized in the U.S. and the Portfolios may be affected by MiFID II in several potential scenarios, including, without limitation, where: the investment manager seeks to aggregate trades on behalf of a Portfolio with those of vehicles that are directly subject to MiFID II; the investment manager seeks to use brokers based in the EU; and/or the investment manager or the Portfolios make use of advisory personnel who are subject to EU regulation. It is possible that a subadviser subject to MiFID II will cause a Portfolio to pay for research services with soft dollars in circumstances where the subadviser is prohibited from causing its other client accounts to do so, including where the subadviser aggregates trades on behalf of a Portfolio and those other client accounts. In such situations, the Portfolio would bear the additional amounts for the research services and the subadviser’s other client accounts would not, although the subadviser’s other client accounts might nonetheless benefit from those research services.

Commission Sharing Arrangements

Certain Portfolios’ subadvisers may obtain third-party research from brokers or non-broker-dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow a subadviser to direct brokers to pool commissions that are generated from orders executed at that broker (for equity transactions on behalf of a Portfolio and other client accounts), and then periodically direct the broker to pay third-party research providers for research. The use of CSAs by a subadviser is subject to the subadviser’s best execution obligations to a Portfolio.

Directed Brokerage

The Board of Trustees of each Trust has approved a Statement of Directed Brokerage Policies and Procedures for Reducing Trust Expenses (the “Statement”). Under the Statement, a Trust may cause a Portfolio to effect securities transactions through brokers in a manner that would help to generate resources to pay the cost of certain expenses which a Portfolio is required to pay or for which a Portfolio is required to arrange payment (“Directed Brokerage”). The Board of Trustees of each Trust will review the levels of Directed Brokerage for each Portfolio on a quarterly basis.

Under the Statement, any payments or benefits accrued by or credited to a particular Portfolio are applied against that Portfolio’s expenses. Accordingly, in the event that the Adviser waives or limits its fees or assumes other expenses of a Portfolio in accordance with an expense limitation agreement or similar agreement (collectively, “expense reimbursements”), payments or benefits accrued by or credited to the Portfolio under the Statement may reduce the expense reimbursements owed by the Adviser to the Portfolio.

Total Brokerage Commissions Paid

The following table shows the amounts of brokerage commissions paid by the Portfolios during the fiscal years ended December 31, 2020, December 31, 2019, and December 31, 2018.

Trust I Portfolio	12/31/2020	12/31/2019		12/31/2018
AB Global Dynamic Allocation	$1,029,991	$878,891		$877,871

AB International Bond	31,290	25,719	(1)	—

American Funds® Balanced Allocation	0	0		0

American Funds® Growth Allocation	0	0		0

American Funds® Growth	0	0		0

American Funds® Moderate Allocation	0	0		0

AQR Global Risk Balanced	403,571	504,023		461,250

BlackRock Global Tactical Strategies	1,312,829	787,625		1,568,209

BlackRock High Yield	22,626	30,358		49,157

Brighthouse/Aberdeen Emerging Markets Equity	432,412	616,105		382,454

Brighthouse/Artisan International	1,133,426	1,030,468		1,222,916

Brighthouse/Eaton Vance Floating Rate	0	0		150

Brighthouse/Franklin Low Duration Total Return	24,847	24,439		32,262

Brighthouse/Templeton International Bond	0	0		0

Brighthouse/Wellington Large Cap Research	1,068,157	1,026,284		1,055,583

Brighthouse Asset Allocation 100	0	0		0

Brighthouse Balanced Plus	375,048	618,983		660,651

Brighthouse Small Cap Value	754,044	415,635		458,908

Clarion Global Real Estate	1,780,503	1,844,862		2,749,691

Harris Oakmark International	838,144	894,170		1,569,684

Invesco Balanced-Risk Allocation	268,973	486,822		385,271

Invesco Comstock	1,053,663	895,533		839,167

Invesco Global Equity	207,527	216,133		275,338

Invesco Small Cap Growth	567,099	351,786		288,403

JPMorgan Core Bond	0	0		0

Trust I Portfolio	12/31/2020	12/31/2019		12/31/2018

JPMorgan Global Active Allocation	$583,912	$643,417		$581,967

JPMorgan Small Cap Value	688,591	460,623		476,116

Loomis Sayles Global Allocation	137,729	87,871		101,534

Loomis Sayles Growth	477,563	812,794		148,202

MetLife Multi-Index Targeted Risk	51,144	73,305		79,610

MFS® Research International	374,796	258,098		339,014

Morgan Stanley Discovery	756,299	737,066		628,999

PanAgora Global Diversified Risk	176,458	132,867		77,449

PIMCO Inflation Protected Bond	157,793	191,070		84,617

PIMCO Total Return	176,457	495,745		599,837

Schroders Global Multi-Asset	558,005	416,077		647,219

SSGA Emerging Markets Enhanced Index	179,442	264,766	(1)	—

SSGA Growth and Income ETF	498,055	530,500		320,441

SSGA Growth ETF	193,208	196,414		112,872

TCW Core Fixed Income	25,455	33,353		38,866

T. Rowe Price Large Cap Value	482,559	392,467		366,067

T. Rowe Price Mid Cap Growth	265,269	277,859		294,582

Victory Sycamore Mid Cap Value	369,448	342,074		449,934

Wells Capital Management Mid Cap Value	316,571	263,076		202,813

Western Asset Management Government Income	19,599	17,549		20,829

(1)	For the period April 29, 2019 through December 31, 2019.

Trust II Portfolios	12/31/2020	12/31/2019	12/31/2018
Baillie Gifford International Stock	$481,506	$319,048	$487,928

BlackRock Bond Income	434,276	389,624	809,830

BlackRock Capital Appreciation	296,782	273,770	339,610

BlackRock Ultra-Short Term Bond	0	0	0

Brighthouse/Artisan Mid Cap Value	426,443	225,015	260,158

Brighthouse/Dimensional International Small Company	73,092	57,007	77,375

Brighthouse/Wellington Balanced	397,659	369,893	382,352

Brighthouse/Wellington Core Equity Opportunities	297,946	237,608	412,467

Brighthouse Asset Allocation 20	0	0	0

Brighthouse Asset Allocation 40	0	0	0

Brighthouse Asset Allocation 60	0	0	0

Brighthouse Asset Allocation 80	0	0	0

Trust II Portfolios	12/31/2020	12/31/2019	12/31/2018

Frontier Mid Cap Growth	$503,454	$605,338	$601,105

Jennison Growth	594,358	561,712	545,024

Loomis Sayles Small Cap Core	261,762	255,673	287,216

Loomis Sayles Small Cap Growth	289,196	240,755	298,392

MetLife Aggregate Bond Index	0	0	0

MetLife Mid Cap Stock Index	19,616	11,404	11,666

MetLife MSCI EAFE® Index	89,747	43,209	38,522

MetLife Russell 2000® Index	63,989	18,868	29,960

MetLife Stock Index	72,203	69,923	74,368

MFS® Total Return	87,711	66,157	60,415

MFS® Value	233,327	316,699	203,853

Neuberger Berman Genesis	163,781	162,616	204,072

T. Rowe Price Large Cap Growth	316,941	246,346	416,303

T. Rowe Price Small Cap Growth	291,251	172,962	154,027

VanEck Global Natural Resources	917,113	819,142	514,283

Western Asset Management Strategic Bond Opportunities	235,309	303,096	443,652

Western Asset Management U.S. Government	29,227	33,290	61,725

Material differences in the aggregate dollar amount of brokerage commissions paid over the last three fiscal years with respect to a Portfolio can be attributed to natural variations in active trading strategies in volatile market conditions, including variations in trading driven by net purchases or redemptions of a Portfolio’s shares. To the extent a Portfolio has had changes in its subadviser or investment strategies during the last three fiscal years, material differences in the aggregate dollar amount of brokerage commissions paid can also be attributed to such changes.

Research Services Obtained Through Portfolio Transactions

For the fiscal year ended December 31, 2020, the following Trust I Portfolios placed transactions with the indicated aggregate value, and paid the indicated amount of commissions to brokers with respect to such transactions because of research services provided:

Trust I Portfolio	Total Dollar Amount of Transactions		Total Dollar Amount of Commissions
AB Global Dynamic Allocation	$502,248,387		$104,710

Brighthouse/Artisan International	$182,665,974		$166,191	(1)

Brighthouse Small Cap Value	$685,052,783	(2)	$483,609	(3)

Clarion Global Real Estate	$708,686,058		$778,862

Invesco Comstock	$1,462,793,839		$996,634

Invesco Global Equity	$274,109,269		$171,965

Invesco Small Cap Growth	$1,202,783,612		$551,004

Loomis Sayles Global Allocation	$215,357,575		$127,429

Trust I Portfolio	Total Dollar Amount of Transactions		Total Dollar Amount of Commissions

Loomis Sayles Growth	$1,058,838,354		$326,810

PanAgora Global Diversified Risk	$71,857,760		$7,597	(4)

Victory Sycamore Mid Cap Value	$529,175,232		$251,784

Wells Capital Management Mid Cap Value	$410,091,627	(5)	$178,604	(6)

(1)

Total dollar amount of commissions reflects commissions used to acquire third-party research products and services (including those acquired through commission sharing arrangements), but does not include commissions used to acquire proprietary research.

(2)	Amount represents total dollar amount of transactions for both Delaware Investments Fund Advisers ($310,901,085) and Wells Capital Management Incorporated ($374,151,698(5)).
(3)	Amount represents total dollar amount of commissions for both Delaware Investments Fund Advisers ($246,300) and Wells Capital Management Incorporated ($237,309(6)).
(4)

Total dollar amount of transactions and total dollar amount of commissions reflect transactions and commissions used to acquire third-party research products and services. The amount of commissions does not include any execution commissions.

(5)	Transaction Value calculated as price x shares and includes a hypothetical value for soft dollar trades.
(6)

Reflects commissions used to acquire third party research products and services, and proprietary research, which is typically bundled research or CSA trades made through select CSA brokers. Bundled Research trades have been adjusted down to 60% of their original total commission to reflect a more accurate commission paid for research, with the remaining 40% of that original commission considered the execution-only portion of the trade and was excluded. Trades exclude IPO and Implied trades.

For the fiscal year ended December 31, 2020, the following Trust II Portfolios placed transactions with the indicated aggregate value, and paid the indicated amount of commissions to brokers with respect to such transactions because of research services provided:

Trust II Portfolio	Total Dollar Amount of Transactions		Total Dollar Amount of Commissions
Frontier Mid Cap Growth	$827,325,580		$298,036

Jennison Growth	$787,736,497		$124,765

Loomis Sayles Small Cap Core	$230,384,844		$228,570

Loomis Sayles Small Cap Growth	$312,513,339		$244,872

Brighthouse/Artisan Mid Cap Value	$257,444,255		$169,331	(1)

Neuberger Berman Genesis	$60,786,848		$35,327

VanEck Global Natural Resources	$592,171,215	(2)	$638,465	(3)

(1)

Total dollar amount of commissions reflects commissions used to acquire third-party research products and services (including those acquired through commission sharing arrangements), but does not include commissions used to acquire proprietary research.

(2)	Total dollar amount of transactions that were executed with commissions that included both research and execution. Excludes execution-only transactions and commission recapture transactions.
(3)	Dollar amount reflects commissions related to research commissions. Excludes commission recapture.

Affiliated Brokerage

Certain Portfolios’ subadvisers may execute portfolio transactions through affiliated brokers acting as agents in accordance with procedures approved by the Board of Trustees of each Trust, but will not purchase any securities from or sell any securities to any such affiliates acting as principal for their own accounts.

The following Trust I Portfolios paid the amounts indicated to an affiliated broker of the Trust I Portfolios’ subadvisers during the fiscal years ended December 31, 2020, December 31, 2019, and December 31, 2018.

		Aggregate Brokerage Commissions Paid to Affiliate	Percentage of Total Brokerage Commissions	Percentage of Commissionable Transactions	Aggregate Brokerage Commissions Paid to Affiliate
Portfolio	Affiliated Broker-Dealer	2020			2019	2018
Invesco Comstock	Invesco Capital Markets, Inc.	$10,024	0.95%	1.23%	$32,189	$21,987
Invesco Small Cap Growth	Invesco Capital Markets, Inc.	$4,286	0.76%	0.85%	$7,854	$19,913
Morgan Stanley Discovery	BIDS (MLCO)	$0	N/A	N/A	$0	$2,671
Morgan Stanley Discovery	Morgan Stanley & Co., LLC	$0	N/A	N/A	$0	$2,914

None of the Trust II Portfolios’ subadvisers reported paying brokerage commissions to an affiliated broker during the fiscal years ended December 31, 2020, December 31, 2019, and December 31, 2018.

Regular Broker-Dealers

For each Portfolio that bought securities of its regular brokers or dealers (or of their parents) during the fiscal year ended December 31, 2020, the table below sets out the name of the broker or dealer (and, if applicable, parent) and the aggregate value of the securities of the regular broker or dealer (or parent) held by the Portfolio as of December 31, 2020 (unless otherwise indicated).

Trust I Portfolio	Regular Broker or Dealer (or Parent)	Aggregate Value of Securities of Regular Broker or Dealer or Parent Held by Portfolio as of December 31, 2020
AB Global Dynamic Allocation	Bank of America Corp.	$7,478,629
	Barclays Capital, Inc.	$2,136,887
	BNP Paribas	$3,641,303
	CitiGroup Global Markets	$4,160,262
	Credit Suisse Group	$1,932,677
	Deutsche Bank AG	$1,311,961
	Goldman Sachs & Co.	$2,940,367
	JPMorgan Chase & Co.	$12,554,516
	Morgan Stanley & Co., Inc.	$3,173,761
	UBS AG	$3,147,087
	Wells Fargo Securities, LLC	$4,044,331

AB International Bond	Barclays Capital, Inc.	$397,002
	BNP Paribas	$1,708,844
	CitiGroup Global Markets	$2,514,221
	Credit Suisse Group	$7,496,839
	Deutsche Bank AG	$1,613,344
	Goldman Sachs & Co.	$1,762,192
	JPMorgan Chase & Co.	$2,283,637
	Morgan Stanley & Co., Inc.	$3,244,311
	Wells Fargo Securities, LLC	$1,816,982

BlackRock High Yield	Bank of America Corp.	$4,723,560
	Barclays Capital, Inc.	$123,167

Trust I Portfolio	Regular Broker or Dealer (or Parent)	Aggregate Value of Securities of Regular Broker or Dealer or Parent Held by Portfolio as of December 31, 2020
	CitiGroup Global Markets	$898,108
	Goldman Sachs & Co.	$1,576,301
	Jefferies & Co., Inc.	$245,424
	JPMorgan Chase & Co.	$3,408,677
	Morgan Stanley & Co., Inc.	$1,290,640
	Wells Fargo Securities, LLC	$959,152

Brighthouse Balanced Plus	Bank of America Corp.	$22,613,078
	CitiGroup Global Markets	$22,972,246
	Goldman Sachs & Co.	$33,673,128
	JPMorgan Chase & Co.	$22,825,620
	Morgan Stanley & Co., Inc.	$22,824,929
	Wells Fargo Securities, LLC	$9,126,750

Brighthouse/Franklin Low Duration Total Return	Bank of America Corp.	$8,807,366
	BNP Paribas	$732,493
	CitiGroup Global Markets	$10,783,332
	Credit Suisse Group	$44,699
	Goldman Sachs & Co.	$2,110,915
	Jefferies & Co., Inc.	$96,176
	JPMorgan Chase & Co.	$9,419,060
	Morgan Stanley & Co., Inc.	$422,413
	Wells Fargo Securities, LLC	$7,902,692

Brighthouse/Wellington Large Cap Research	JPMorgan Chase & Co.	$61,957,553

Harris Oakmark International	BNP Paribas	$121,351,893
	Credit Suisse Group	$130,948,328

Invesco Balanced-Risk Allocation	Royal Bank of Canada	$13,701,808

Invesco Comstock	Bank of America Corp.	$87,487,997
	CitiGroup Global Markets	$98,254,285
	Goldman Sachs & Co.	$39,273,275
	JPMorgan Chase & Co.	$37,883,760
	Morgan Stanley & Co., Inc.	$53,986,495
	Wells Fargo Securities, LLC	$38,840,845

JPMorgan Core Bond	Bank of America Corp.	$23,250,149
	Barclays Capital, Inc.	$3,386,263
	BNP Paribas	$1,642,302
	CitiGroup Global Markets	$13,277,975
	Credit Suisse Group	$3,742,257
	Deutsche Bank AG	$2,729,682
	Goldman Sachs & Co.	$4,793,821
	Jefferies & Co., Inc.	$327,713
	JPMorgan Chase & Co.	$137,061
	Morgan Stanley & Co., Inc.	$8,992,702
	Royal Bank of Canada	$584,233
	UBS AG	$5,290,092
	Wells Fargo Securities, LLC	$8,769,805

Trust I Portfolio	Regular Broker or Dealer (or Parent)	Aggregate Value of Securities of Regular Broker or Dealer or Parent Held by Portfolio as of December 31, 2020

JPMorgan Global Active Allocation	Bank of America Corp.	$24,646,207
	Barclays Capital, Inc.	$21,766,232
	BNP Paribas	$4,152,229
	CitiGroup Global Markets	$8,003,770
	Credit Suisse Group	$4,348,400
	Deutsche Bank AG	$528,874
	Goldman Sachs & Co.	$6,071,784
	Morgan Stanley & Co., Inc.	$5,836,456
	UBS AG	$3,545,125
	Wells Fargo Securities, LLC	$7,769,965

Loomis Sayles Global Allocation	Barclays Capital, Inc.	$247,531
	BNP Paribas	$413,835
	Credit Suisse Group	$293,904
	Goldman Sachs & Co.	$3,800,061
	Jefferies & Co., Inc.	$233,152
	Royal Bank of Canada	$372,266

MFS Research International	BNP Paribas	$29,413,499
	Credit Suisse Group	$12,849,783
	UBS AG	$14,102,083

PanAgora Global Diversified Risk	Bank of America Corp.	$21,065
	Credit Suisse Group	$7,371
	Morgan Stanley & Co., Inc.	$21,039
	Royal Bank of Canada	$30,648
	UBS AG	$15,119
	Wells Fargo Securities, LLC	$2,264

PIMCO Inflation Protected Bond	Bank of America Corp.	$21,007,623
	Barclays Capital, Inc.	$5,868,435
	CitiGroup Global Markets	$9,111,497
	Credit Suisse Group	$15,934,560
	Deutsche Bank AG	$12,487,903
	Goldman Sachs & Co.	$1,450,434
	JPMorgan Chase & Co.	$8,357,231
	Morgan Stanley & Co., Inc.	$2,030,983
	Wells Fargo Securities, LLC	$2,627,998

PIMCO Total Return	Bank of America Corp.	$103,943,802
	Barclays Capital, Inc.	$69,231,450
	BNP Paribas	$15,322,557
	CitiGroup Global Markets	$24,769,451
	Credit Suisse Group	$63,952,055
	Deutsche Bank AG	$72,217,117
	Goldman Sachs & Co.	$59,013,575
	JPMorgan Chase & Co.	$85,133,054
	Morgan Stanley & Co., Inc.	$36,463,626
	UBS AG	$15,772,685
	Wells Fargo Securities, LLC	$46,640,818

Trust I Portfolio	Regular Broker or Dealer (or Parent)	Aggregate Value of Securities of Regular Broker or Dealer or Parent Held by Portfolio as of December 31, 2020

Schroders Global Multi-Asset	Bank of America Corp.	$21,580,459
	Barclays Capital, Inc.	$814,084
	BNP Paribas	$638,152
	CitiGroup Global Markets	$16,081,171
	Credit Suisse Group	$10,744,527
	Deutsche Bank AG	$344,073
	Goldman Sachs & Co.	$1,148,457
	JPMorgan Chase & Co.	$13,079,574
	Morgan Stanley & Co., Inc.	$12,480,969
	Royal Bank of Canada	$771,710
	UBS AG	$3,518,586
	Wells Fargo Securities, LLC	$14,890,306

T. Rowe Price Large Cap Value	Bank of America Corp.	$30,453,912
	Goldman Sachs & Co.	$18,195,990
	JPMorgan Chase & Co.	$53,208,657
	Morgan Stanley & Co., Inc.	$100,229,991
	Wells Fargo Securities, LLC	$80,535,571

TCW Core Fixed Income	Bank of America Corp.	$16,043,745
	CitiGroup Global Markets	$3,485,944
	Credit Suisse Group	$9,748,176
	Goldman Sachs & Co.	$11,722,310
	JPMorgan Chase & Co.	$15,889,977
	Morgan Stanley & Co., Inc.	$6,577,010
	UBS AG	$2,250,469
	Wells Fargo Securities, LLC	$18,639,307

Trust II Portfolio	Regular Broker or Dealer (or Parent)	Aggregate Value of Securities of Regular Broker or Dealer or Parent Held by Portfolio as of December 31, 2020
BlackRock Bond Income	Bank of America Corp.	$79,280,653
	Barclays Capital, Inc.	$5,656,395
	BNY Mellon Capital Markets, LLC	$4,240,004
	CitiGroup Global Markets	$31,874,672
	Credit Suisse Group	$10,260,519
	Goldman Sachs & Co.	$28,567,084
	JPMorgan Chase & Co.	$65,274,724
	Morgan Stanley & Co., Inc.	$36,647,507
	Nomura Securities	$1,290,470
	UBS AG	$16,129,906
	Wells Fargo Securities, LLC	$23,778,456

Brighthouse/Wellington Balanced	Bank of America Corp.	$6,174,509
	Barclays Capital, Inc.	$2,803,041
	BNY Mellon Capital Markets, LLC	$548,898
	CitiGroup Global Markets	$2,856,686
	Credit Suisse Group	$1,831,392
	Goldman Sachs & Co.	$5,106,440
	JPMorgan Chase & Co.	$26,921,582

Trust II Portfolio	Regular Broker or Dealer (or Parent)	Aggregate Value of Securities of Regular Broker or Dealer or Parent Held by Portfolio as of December 31, 2020
	Morgan Stanley & Co., Inc.	$6,892,623
	UBS AG	$2,540,887
	Wells Fargo Securities, LLC	$7,256,789

MetLife Aggregate Bond Index	Bank of America Corp.	$19,546,203
	Barclays Capital, Inc.	$4,030,530
	BNY Mellon Capital Markets, LLC	$2,060,532
	CitiGroup Global Markets	$14,336,409
	Credit Suisse Group	$4,233,803
	Goldman Sachs & Co.	$12,700,642
	JPMorgan Chase & Co.	$22,207,671
	Morgan Stanley & Co., Inc.	$20,071,314
	Nomura Securities	$1,058,720
	UBS AG	$2,512,202
	Wells Fargo Securities, LLC	$15,296,196

MetLife Mid Cap Stock Index	Jefferies & Co., Inc.	$2,785,212

MetLife MSCI EAFE Index	Barclays Capital, Inc.	$2,419,890
	Credit Suisse Group	$2,210,656
	Nomura Securities	$1,079,491
	UBS AG	$3,715,636

MetLife Stock Index	Bank of America Corp.	$55,287,501
	BNY Mellon Capital Markets, LLC	$8,290,187
	CitiGroup Global Markets	$30,759,399
	Goldman Sachs & Co.	$21,740,780
	JPMorgan Chase & Co.	$92,808,878
	Morgan Stanley & Co., Inc.	$23,469,058
	Wells Fargo Securities, LLC	$29,898,089

MFS Total Return	Bank of America Corp.	$13,474,385
	BNY Mellon Capital Markets, LLC	$659,565
	CitiGroup Global Markets	$1,050,777
	Credit Suisse Group	$812,879
	Goldman Sachs & Co.	$17,362,825
	JPMorgan Chase & Co.	$18,437,820
	Morgan Stanley & Co., Inc.	$3,896,564
	UBS AG	$813,861
	Wells Fargo Securities, LLC	$4,704,236

MFS Value	CitiGroup Global Markets	$72,477,630
	Goldman Sachs & Co.	$48,696,952
	JPMorgan Chase & Co.	$153,902,482
	Morgan Stanley & Co., Inc.	$12,853,692

Western Asset Management Strategic Bond Opportunities	Bank of America Corp.	$76,163,214
	Barclays Capital, Inc.	$30,969,057
	CitiGroup Global Markets	$3,612,466
	Credit Suisse Group	$63,407,855
	Goldman Sachs & Co.	$3,499,051

Trust II Portfolio	Regular Broker or Dealer (or Parent)	Aggregate Value of Securities of Regular Broker or Dealer or Parent Held by Portfolio as of December 31, 2020
	JPMorgan Chase & Co.	$29,547,493
	Morgan Stanley & Co., Inc.	$535,042
	Nomura Securities	$4,045,234
	UBS AG	$7,259,693
	Wells Fargo Securities, LLC	$12,429,636

Western Asset Management U.S. Government	Bank of America Corp.	$5,209,051
	Barclays Capital, Inc.	$5,007,460
	CitiGroup Global Markets	$39,673
	Goldman Sachs & Co.	$3,898,245
	JPMorgan Chase & Co.	$1,756,730
	Morgan Stanley & Co., Inc.	$481,719

MANAGEMENT OF THE TRUSTS

Trust I and Trust II are collectively referred to as the “Trusts” in this SAI. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of Trust I and Trust II, and as Chairman of the Board and Chairmen of its committees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Port- folios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee

John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); Until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None
Independent Trustees

Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/ May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	74	None

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Port- folios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74

Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, SharesPost 100 Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).
Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Consultant, Brighthouse Investment Advisers, LLC (2020-present); Executive Vice President, Brighthouse Investment Advisers, LLC (2017-2020); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	As of April 30, 2021, the Fund Complex includes 45 Trust I Portfolios and 29 Trust II Portfolios.

Cayman Subsidiaries

The AB Global Dynamic Allocation Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Global Tactical Strategies Portfolio, Invesco Balanced-Risk Allocation Portfolio, JP Morgan Global Active Allocation Portfolio, PanAgora Global Diversified Risk Portfolio and Schroders Global-Multi Asset Portfolio each may invest up to 10%, 25%, 6%, 25%, 10%, 25% and 10%, respectively, of its total assets in a wholly-owned and controlled subsidiary of the applicable Portfolio, organized under the laws of the Cayman

Islands as an exempted company (each, a “Subsidiary” and collectively, the “Subsidiaries”). The directors of each Subsidiary are Messrs. Rosenthal and Gangolf. Biographical information for Messrs. Rosenthal and Gangolf is provided in the “Trustees” and “Executive Officers” tables, respectively, above.

Leadership Structure of the Trusts

The Board currently consists of seven Trustees, six of whom are Independent Trustees. The Board is responsible for the overall management of each Trust, including general supervision and review of each Trust’s investment activities. The Board, in turn, elects the officers of the Trusts who are responsible for administering the Trusts’ day-to-day operations.

The Board has appointed an Independent Trustee, Ms. Vroegop, to serve as Chairman of the Board. Ms. Vroegop presides at meetings of the Board and assists management in the development of the agendas for Board meetings. A portion of each regular meeting of the Board is devoted to an executive session of the Independent Trustees at which no members of management are present. At those meetings, the Independent Trustees consider a variety of matters, including those that are required by law to be considered by the Independent Trustees, and those that are scheduled to come before the full Board, including fund governance and leadership issues. Ms. Vroegop leads those meetings, and she reports to the Board and management on the matters discussed at those meetings. The Independent Trustees, including the Chairman, are advised by independent counsel.

Based on, among other factors, each Trustee’s professional experience and skills and their relative tenures as Trustees of the Trusts, the Board of each Trust believes that having a super-majority of Independent Trustees on the Board, an Independent Chairman, and an interested Trustee who provides insights based on his experience and responsibilities within Brighthouse Financial, and as a former executive of MetLife, Inc., the former parent company of the Adviser, is appropriate and in the best interests of the Trusts.

Board Oversight of Trust Risk

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings, through regular reports that have been developed by management, in consultation with the Board and its counsel. These reports address certain investment, valuation and compliance-related matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the Adviser’s initiative. Such reports have addressed cybersecurity relating to the Trusts and Portfolios, operational matters relating to Trust service providers, matters relating to the COVID-19 pandemic and other topics. In addition, the Audit Committee of the Board meets regularly with the Adviser’s personnel who are responsible for each Trust’s accounting and financial reports to review information on their examinations of functions and processes within the Adviser that affect the Trusts.

Under the multi-manager structure used by the Trusts, the Trusts’ Adviser is responsible for overall oversight, including risk management oversight, of the services provided by the various subadvisers. Each subadviser is responsible for the management of risks that may arise from its Portfolio investments. The Board requires the Adviser, and the subadvisers, as appropriate, to report to the full Board, on a regular and as-needed basis, on actual and potential risks to each Portfolio and the Trusts as a whole.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Trusts. In addition, officers of the Trusts meet regularly with the Board to discuss portfolio performance, including investment risk. To the extent that the Trusts change a particular investment strategy that could have a material impact on the Trusts’ risk profiles, the Board is consulted with respect to such a change. To the extent that the Trusts invest in certain complex securities, including derivatives, the Board receives periodic reports containing information about exposure of the Trusts to such instruments.

With respect to valuation, the Board receives regular written reports that enable the Board to monitor any fair valuations of securities in a particular Portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. The Board has directed its Audit Committee to review the quarterly valuation reports (including with respect to fair valuations), periodically review the Trusts’ valuation policies and procedures, and consult with the Trusts’ auditors about valuation matters in connection with the Audit Committee’s review of the results of the audit of each Trust’s year-end financial statements.

With respect to compliance, each Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board’s Independent Trustees, and who provides presentations to each Trust’s Compliance Committee and the Board at its quarterly meetings and an annual report to the Board concerning compliance matters. The CCO oversees the development and implementation of compliance policies and procedures that are reasonably designed to detect, prevent and correct violations of federal securities laws (“Compliance Policies”). Each Board has approved the Compliance Policies, which seek to reduce risks relating to the possibility of non-compliance with the federal securities laws.

Standing Committees of the Board

The Board conducts much of its work through certain standing Committees, each of which is chaired by an Independent Trustee, and each of which reports to the full Board regarding its activities. Each Trust has an Audit Committee consisting of all of the Independent Trustees. The Audit Committee of each Board has identical members and the same Chairman, Ms. Gause, and meets as a single committee. The Audit Committee’s function is to, among other things: recommend to the Board independent accountants to conduct the annual audit of the Trusts’ financial statements; review with the independent accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent accountants for their professional services. In addition, each Board’s Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee of each Board also focuses on the valuation of the assets of the Portfolios of each Trust. The Board’s Audit Committee held four meetings during the fiscal year ended December 31, 2020.

Each Trust has a Nominating and Governance Committee consisting of all of the Independent Trustees. The Nominating and Governance Committee of each Board has identical members and the same Chairman, Mr. Alderman, and meets as a single committee. The Nominating and Governance Committee’s function is to, among other things: address nominations of Trustee candidates to the Board; review Board Committee assignments; periodically review the Board’s governance practices and annually assess ongoing Trustee education; address matters arising out of the Board’s annual self-assessment, as deemed necessary and appropriate; periodically review the quality of the services that are provided to the Independent Trustees by its service providers; and annually review and report findings to the full Board regarding the Trusts’ and Independent Trustees’ insurance program. Given the nature of the Trusts, in that the Trusts are used solely as funding options in variable annuity and life insurance contracts issued by insurance companies, including insurance companies affiliated with the Adviser, the current practice of the Nominating and Governance Committee is to not consider nominees recommended by Contract holders. The Board’s Nominating and Governance Committee held one meeting during the fiscal year ended December 31, 2020.

Each Trust has an Investment Performance Oversight Committee consisting of all of the Independent Trustees. The Investment Performance Oversight Committee of each Board has identical members and the same Chairman, Mr. Boulware, and meets as a single committee. The Investment Performance Oversight Committee reviews investment performance matters relating to the Portfolios. The Board’s Investment Performance Oversight Committee held five meetings during the fiscal year ended December 31, 2020.

Each Trust has a Compliance Committee consisting of all of the Independent Trustees. The Compliance Committee of each Board has identical members and the same Chairman, Ms. Nugent, and meets as a single committee. The Compliance Committee’s function is to, among other things: oversee compliance by service providers with compliance policies and procedures and codes of ethics that the Board has approved; assess the

CCO’s recommendations concerning changes and additions to such policies and procedures and codes of ethics; periodically review related reports from the CCO and reports relating to activity by regulators or governmental agencies with respect to the Trusts or service providers; and oversee matters relating to the selection, compensation and performance of the CCO. The Board’s Compliance Committee held four meetings during the fiscal year ended December 31, 2020.

Qualifications of the Trustees

The following provides an overview of the considerations that led each Board to conclude that each individual serving as a Trustee of the Trusts should so serve. The current members of the Board joined at different points in time since 2000. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors each Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments, including prior experience in the financial services and investment management fields or on other boards; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) experience on boards of other investment companies that were merged into the Trusts (as applicable); and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

Each Trustee’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trusts, were a significant factor in the determination that the individual should serve as a Trustee of the Trusts. Each Trustee’s most recent five years of prior professional experience is summarized in the table above. In certain cases, additional professional experience and accomplishments not reflected in the table above contributed to each Board’s conclusion that an individual should serve on the Board. For example, Ms. Gause and Mr. Boulware each served as chief executive officer of a financial services company; Ms. Hawthorne served as interim chief executive officer and chairman of the board of a technology-related company; and Ms. Vroegop has served as an executive of a financial services company. Ms. Nugent’s prior legal and professional careers focused on the mutual fund industry and its operations. Mr. Alderman served as lead Independent Trustee of Trust I. Mr. Rosenthal serves as Chief Investment Officer of Brighthouse Financial the parent company of the Adviser, and previously held executive positions with MetLife, Inc., the former parent company of the Adviser.

Compensation of the Trustees

The Trustees and Officers of Trust I and Trust II who are officers or employees of Brighthouse Financial and/or its affiliates (including the Adviser and Brighthouse Securities, LLC (the “Distributor”) but not affiliates of Brighthouse Financial that are registered investment companies) receive no compensation from the Trusts for their services as Officers or Trustees of the Trusts, although they may receive compensation from Brighthouse Financial or any affiliate thereof for services rendered in those or other capacities.

Each Trustee who is not an employee of the Adviser or any of its affiliates currently receives compensation from the Trusts. The table below sets forth the compensation paid by the Trusts to each of the Trustees affiliated with the Adviser and all other Trustees during the fiscal year ended December 31, 2020.

As of December 31, 2008, each Trust adopted a Deferred Fee Agreement to allow each Independent Trustee to align his or her interests with those of the Portfolios and the Portfolios’ shareholders without purchasing one of the variable life insurance policies or variable annuity contracts through which the Portfolios of the Trusts are solely offered. All of the Independent Trustees participate in the Deferred Fee Agreement to align their interests with those of shareholders. Under each Deferred Fee Agreement, each Independent Trustee defers payment of all or part of the fees payable for such Trustee’s services and thereby shares in the experience alongside the Portfolios’ shareholders as the compensation deferred increases or decreases depending on the investment performance of the Portfolios on which such Trustee’s deferral account is based. Deferred amounts remain in a

Trust until distributed in accordance with the provisions of the Trust’s Deferred Fee Agreement. The value of a participating Trustee’s deferral account is based on notional investments of deferred amounts, on the normal payment dates, in the Portfolios of the Trusts, that are designated by the participating Trustee. Pursuant to the Deferred Fee Agreement of each Trust, payments due under the Deferred Fee Agreement are unsecured obligations of the Trust.

Compensation Paid to the Trustees by the Trusts

Name of Person, Position	Aggregate Compensation from Trust I(1)	Aggregate Compensation from Trust II(1)	Pension or Retirement Benefits Accrued as Part of the Trusts’ Expenses	Total Compensation From Fund Complex* Paid to Trustees
Interested Trustee
John Rosenthal, Trustee	None	None	None	None
Independent Trustees
Dawn M. Vroegop, Trustee	$376,209	$242,445	None	$618,654
Stephen M. Alderman, Trustee	$265,287	$170,963	None	$436,250
Robert J. Boulware, Trustee	$281,250	$181,250	None	$462,500
Susan C. Gause, Trustee	$307,095	$197,905	None	$505,000
Nancy Hawthorne, Trustee	$249,324	$160,676	None	$410,000
Barbara A. Nugent, Trustee	$281,250	$181,250	None	$462,500

*	The Fund Complex includes Trust I (45 portfolios as of December 31, 2020) and Trust II (29 portfolios as of December 31, 2020).
(1)

Certain of the Independent Trustees have elected to defer all or part of their total compensation for the year ended December 31, 2020, under Trust I’s and/or Trust II’s Deferred Fee Agreement. Amounts deferred under Trust I’s Deferred Fee Agreement for the fiscal year ended December 31, 2020 by Mr. Alderman, Mr. Boulware, Ms. Gause, Ms. Hawthorne, Ms. Nugent and Ms. Vroegop were $26,529, $0, $307,095, $62,331, $14,063 and $37,621, respectively. Amounts deferred under Trust II’s Deferred Fee Agreement for the fiscal year ended December 31, 2020 by Mr. Alderman, Mr. Boulware, Ms. Gause, Ms. Hawthorne, Ms. Nugent and Ms. Vroegop were $17,096, $0, $197,905, $40,169, $9,063 and $24,245, respectively.

Trustees’ Share Ownership

The table below sets forth the dollar range of equity securities beneficially owned by each Trustee in the Trusts’ Portfolios and in the Brighthouse Funds Complex as of December 31, 2020. Unless otherwise noted, the dollar range of equity securities beneficially owned by a Trustee in a specified Portfolio represents an interest in that Portfolio, as of December 31, 2020, that is held through a Trust’s Deferred Fee Agreement and does not represent actual ownership of the specified Portfolio’s shares.

Share Ownership of the Trustees of the Trusts

Name of Trustee	Name of Portfolio	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen by Trustees in the Brighthouse Funds Complex
Interested Trustee
John Rosenthal	None	None	None

Name of Trustee	Name of Portfolio	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen by Trustees in the Brighthouse Funds Complex
Independent Trustees
Dawn M. Vroegop	Brighthouse/Aberdeen Emerging Markets Equity (BHFTI)	Over $100,000(1)	Over $100,000
	Harris Oakmark International (BHFTI)	Over $100,000(1)
	Loomis Sayles Global Allocation (BHFTI)	Over $100,000(1)
	Loomis Sayles Growth (BHFTI)	Over $100,000(1)
	Brighthouse Balanced Plus (BHFTI)	Over $100,000(1)
	PanAgora Global Diversified Risk (BHFTI)	Over $100,000(1)
	PIMCO Total Return (BHFTI)	Over $100,000(1)
	T. Rowe Price Large Cap Value (BHFTI)	$50,000-$100,000(1)
	MFS Value (BHFTII)	$50,000 to $100,000(1)
	VanEck Global Natural Resources (BHFTII)	$50,0000-$100,000(1)

Stephen M. Alderman	Brighthouse/Aberdeen Emerging Markets Equity (BHFTI)	$50,0000-$100,000(1)	Over $100,000
	Brighthouse/Wellington Large Cap Research (BHFTI)	Over $100,000(1)
	Harris Oakmark International (BHFTI)	$10,001-$50,000(1)
	Victory Sycamore Mid Cap Value (BHFTI)	Over $100,000(1)
	Invesco Small Cap Growth (BHFTI)	Over $100,000(1)
	Loomis Sayles Global Allocation (BHFTI)	Over $100,000(1)
	PanAgora Global Diversified Risk (BHFTI)	Over $100,000(1)
	Loomis Sayles Growth (BHFTI)	$50,000-$100,000(1)
	MetLife Multi-Index	Over $100,000(1)
Targeted Risk (BHFTI)
	MetLife Aggregate Bond Index (BHFTII)	$10,001-$50,000(2)
	MetLife Russell 2000 Index (BHFTII)	$10,001-$50,000(2)

Name of Trustee	Name of Portfolio	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen by Trustees in the Brighthouse Funds Complex
	JPMorgan Global Active Allocation (BHFTI)	Over $100,000(1)
	T. Rowe Price Large	$50,001-$100,000(2)
Cap Growth (BHFTII)
	T. Rowe Price Large Cap Value (BHFTI)	$50,001-$100,000(2)
	T. Rowe Price Mid Cap Growth (BHFTI)	$10,001-$50,000(2)
	Wells Capital Management Mid Cap Value (BHFTI)	$10,001-$50,000(2)

Robert Boulware	Brighthouse Balanced Plus (BHFTI)	Over $100,000(1)	Over $100,000
	Brighthouse/Franklin Low Duration Total Return (BHFTI)	Over $100,000(1)
	Morgan Stanley Discovery (BHFTI)	Over $100,000(1)
	Brighthouse/Templeton International Bond (BHFTI)	Over $100,000(1)
	Harris Oakmark International (BHFTI)	Over $100,000(1)
	PanAgora Global Diversified Risk (BHFTI)	Over $100,000(1)
	Schroders Global Multi-Asset (BHFTI)	Over $100,000(1)

Susan C. Gause	BlackRock Bond Income (BHFTII)	Over $100,000(1)	Over $100,000
	Brighthouse/Eaton Vance Floating Rate (BHFTI)	Over $100,000(1)
	Brighthouse Balanced Plus (BHFTI)	Over $100,000(1)
	Brighthouse/Wellington Balanced (BHFTII)	Over $100,000(1)
	Brighthouse/Franklin Low Duration Total Return (BHFTI)	Over $100,000(1)
	Loomis Sayles Global Allocation (BHFTI)	Over $100,000(1)
	PanAgora Global Diversified Risk (BHFTI)	Over $100,000(1)

Name of Trustee	Name of Portfolio	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen by Trustees in the Brighthouse Funds Complex
	PIMCO Inflation Protected Bond (BHFTI)	Over $100,000(1)
	Schroders Global Multi-Asset (BHFTI)	Over $100,000(1)
	Western Asset Management Strategic Bond (BHFTII)	Over $100,000(1)

Nancy Hawthorne	Brighthouse Balanced Plus (BHFTI)	Over $100,000(1)	Over $100,000
	PanAgora Global Diversified Risk (BHFTI)	Over $100,000(1)
	Schroders Global Multi-Asset (BHFTI)	Over $100,000(1)

Barbara Nugent	Brighthouse/Templeton International Bond (BHFTI)	$50,001-$100,000(1)	Over $100,000
	MetLife MSCI EAFE Index (BHFTII)	$50,001-$100,000(1)
	MetLife Russell 2000 Index (BHFTII)	Over $100,000(1)
	T. Rowe Price Large Cap Value (BHFTI)	Over $100,000(1)
	T. Rowe Price Mid Cap Growth (BHFTI)	Over $100,000(1)
	T. Rowe Price Small Cap Growth (BHFTII)	Over $100,000(1)

(1)	Represents ownership, as of December 31, 2020, through the Trusts’ Deferred Fee Agreements.
(2)

Represents ownership, as of December 31, 2020, of insurance products that utilize the Trust I Portfolios and/or the Trust II Portfolios as investment vehicles. Shares of the Trust I Portfolios and Trust II Portfolios may not be held directly by individuals.

As of March 31, 2021, the Officers and Trustees of Trust I and Trust II as a group owned less than 1% of the outstanding shares of each class of each Portfolio of the Trusts.

Indemnification of Trustees and Officers

Each Trust’s Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Each Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Proxy Voting Policies and Procedures

Pursuant to each Trust’s Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Adviser. Because the Adviser views proxy voting as a function that is incidental and integral to portfolio management, it has, in turn, delegated the proxy voting responsibilities with respect to each Portfolio other than the Trust I Allocation Portfolio, Trust II Allocation Portfolios, American Allocation Portfolios, Feeder Portfolio, Brighthouse Balanced Plus Portfolio, and the MetLife Multi-Index Targeted Risk Portfolio to the applicable subadviser. Each Trust believes that each subadviser that purchases and sells securities for its respective Portfolio(s) and analyzes the performance of a Portfolio’s securities is in the best position and has the information necessary to vote proxies in the best interest of a Portfolio and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders on the one hand, and the interests of the Adviser, subadviser or any other affiliated person of the Trust, on the other hand. Appendix B to this SAI contains the proxy voting policies and procedures, or a summary of such policies and procedures, of the Portfolios’ subadvisers.

The Adviser votes proxies relating to shares of an Underlying Portfolio in the same proportion as the vote of the other shareholders of the Underlying Portfolio with respect to a particular proposal.

As a shareholder of the Master Fund, the Feeder Portfolio will have the same voting rights as other shareholders. The Adviser will vote proxies relating to shares of the Master Fund held by the Feeder Portfolio in the same proportion as the vote of the other shareholders of the Master Fund with respect to a particular proposal.

Proxy Voting Records

The Adviser and each of the subadvisers, as applicable, will maintain records of voting decisions for each vote cast on behalf of the Portfolios. Information on how proxies relating to the Portfolios’ voting securities were voted by the Adviser or the subadvisers during the most recent 12-month period ended June 30th is available, upon request and without charge, by calling (800) 638-7732 or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy

The Trusts’ procedures with respect to disclosure of portfolio holdings information (“Procedures”) are designed to protect the confidentiality of each Trust’s portfolio holdings information, including material information about the Portfolios’ trading strategies or pending transactions, and prevent the selective disclosure of such information, except in accordance with the Procedures. The Procedures are also designed to help ensure compliance by each Trust, the Adviser, the subadvisers, and other third-party service providers with the anti-fraud provisions of the federal securities laws, including certain provisions of the 1940 Act, and rules promulgated thereunder, and general principles of fiduciary duty with respect to each Portfolio’s non-public portfolio holdings information.

The Procedures address:

•	when portfolio holdings information will be publicly disclosed;

•	the limited circumstances when non-public portfolio holdings information (including partial portfolio holdings information) may be selectively disclosed; and

•	the confidentiality requirements for such selective disclosure of non-public portfolio holdings information.

Non-public portfolio holdings information may only be selectively disclosed in compliance with the terms of the Procedures. Non-public portfolio holdings information may not be disseminated at any time for compensation or other consideration.

The Procedures have been approved by the Board of each Trust. The Adviser and all subadvisers are required to comply with the Procedures before disclosing any non-public portfolio holdings information of the Trusts. As part of their annual compliance review of the Trusts’ compliance procedures, the Boards review the adequacy of the Procedures and effectiveness of their implementation.

It is the policy of the Trusts to prevent the selective disclosure of non-public portfolio holdings information, except in accordance with the Procedures. Portfolio holdings may be disclosed on a selective basis only if (i) the disclosure is for legitimate business purposes of a Portfolio, (ii) such disclosure is in the best interest of the Portfolio’s shareholders, (iii) each recipient of such disclosure is subject to a duty of confidentiality, including a duty not to trade on the non-public information, and (iv) such disclosure is made in accordance with these Procedures. This policy applies to the Trusts, the Adviser and each subadviser and service provider to the Trusts.

Publicly Available Information

The Trusts report the Portfolios’ portfolio holdings information to the SEC for each month in a fiscal quarter within 60 days after the end of the fiscal quarter by filing Form N-PORT with the SEC, and certain portfolio holdings information for the third month of each fiscal quarter will be publicly available. Within 60 days after the end of the first and third fiscal quarters, the Trusts will also publicly disclose in their Form N-PORT filings the Portfolios’ complete schedule of portfolio holdings as of the close of the period. The Trusts also publicly disclose the Portfolios’ complete portfolio holdings information for the second and fourth quarters of each fiscal year by filing Form N-CSR with the SEC. You can find the SEC filings on the SEC’s website, www.sec.gov. At any time following the filing of Form N-CSR or following the public availability of Form N-PORT, the Trusts, the Adviser, and any subadviser may disclose, or cause to be disclosed by a service provider, the portfolio holdings information of any Portfolio of the Trusts.

The Trusts or the Adviser may also disclose portfolio holdings information to any person if the Trusts make available such portfolio holdings information on one or more Brighthouse-affiliated websites (a “Brighthouse website”). The complete portfolio holdings information and portfolio composition for each Portfolio (meaning asset allocation, sector diversification, industry diversification, and portfolio diversification) will generally be published on a Brighthouse website sixty calendar days after each calendar quarter end.

The ten largest (or in certain instances, twenty largest) portfolio holdings of each Portfolio (other than those listed in the following sentence) are generally published on a Brighthouse website 60 days after each calendar quarter end. In the case of the AB Global Dynamic Allocation Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Global Tactical Strategies Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, Brighthouse Balanced Plus Portfolio, MetLife Multi-Index Targeted Risk Portfolio, PanAgora Global Diversified Risk Portfolio, and Schroders Global Multi-Asset Portfolio, the five largest holdings will generally be posted on a Brighthouse website as early as on or about 30 calendar days following the calendar month-end.

The Trusts may exclude all or any portion of such portfolio holdings information from a Brighthouse website or delay its posting when such action is deemed in the best interest of the Trusts by the Trusts’ CCO. Portfolio holdings information generally remains posted on a Brighthouse website until replaced by more recent portfolio holdings information in a manner described above.

For purposes of these Procedures, a Portfolio’s largest portfolio holdings shall not include information about swaps, futures, or forward currency transactions or transactions transmitted to the Trust’s custodian after certain established cut-off times.

Confidential Dissemination of Non-Public Portfolio Holdings Information

In order to carry out various functions on behalf of the Trust, it may be necessary for certain third parties to receive non-public portfolio holdings information before public dissemination of such information. Such information may be disclosed only after a good faith determination by the CCO, in light of the facts then known that:

•	there is a legitimate business purpose for the disclosure;

•	the disclosure is in the best interest of the Portfolio’s shareholders;

•	each recipient of such disclosure is subject to a duty of confidentiality, including a duty not to trade on the non-public information;

•	if practicable, the recipient is subject to a written confidentiality agreement; and

•	the disclosure is made in accordance with these Procedures.

A legitimate business purpose includes, but is not limited to, disseminating or providing access to portfolio holdings information to:

•	The service providers to the Trust (e.g., custodian, independent auditor) in order for the service provider to fulfill its contractual duties to the Trust;

•	A rating and ranking organization or mutual fund analyst (e.g., Lipper, Morningstar, Wilshire Analytics/Axiom);

•	Wilshire Analytics/Axiom for Portfolios included in the Brighthouse Asset Allocation Program;

•	A newly hired subadviser prior to the subadviser commencing its duties;

•	A subadviser of a Portfolio managing the surviving Portfolio of a merger or the substituting Portfolio in a substitution;

•	A transition manager hired to liquidate or restructure a Portfolio; or

•	A consultant that provides pricing services, proxy voting services and research and trading services.

If practicable, a recipient of non-public portfolio holdings information shall be subject to a written confidentiality agreement that contains the following provisions:

•	The Trusts’ portfolio holdings information is the confidential property of the Trust and may not be used for any purpose except in connection with the provision of services to the Trusts;

•	The information may not be traded upon;

•

The recipient agrees to limit access to the information to its employees and agents who shall be subject to a duty to keep and treat such information as confidential and not to trade based on such information; and

•	Upon request from the Adviser, the recipient of the portfolio information shall return or destroy such information.

For purposes of the Procedures, the terms of any written confidentiality agreement and the determination as to whether it is practical to obtain such agreement must be made by the Trusts’ CCO.

Only the CCO, principal executive or principal accounting officer, or persons designated by such officers (each an “Authorized Person”) are authorized to approve the dissemination of non-public portfolio holdings information by the Adviser or a service provider to the Trust, and only in accordance with these Procedures. The authorization of the dissemination of non-public portfolio holdings information by a person other than the CCO shall be reported to the CCO prior to dissemination of the information.

Regarding a subadviser’s dissemination of non-public Portfolio holdings information, only the subadviser’s CCO may authorize such disclosure and only in accordance with these Procedures, including obtaining approval from the Trusts’ CCO. In addition, as part of its subadviser oversight program, the Adviser shall review each subadviser’s process for complying with these Procedures and shall annually request a list of third-parties that have been authorized to receive the Trusts’ non-public portfolio holdings information.

Any exceptions to the Procedures may be made only if approved by the Trusts’ CCO as in the best interests of the Trust, and only if such exceptions are reported to the Trusts’ Board at its next regularly scheduled meeting.

Dissemination within Brighthouse Organization

Dissemination of a Trust’s portfolio holdings information to Brighthouse Financial employees is limited to those persons (i) who are subject to a duty to keep such information confidential, including a duty not to trade on any non-public information, and (ii) who need to receive the information as part of their responsibilities.

Disclosures Required by Law

No provision of these procedures is intended to restrict or prevent the disclosure of portfolio holding information that may be required by applicable law or which are requested by regulatory authorities.

Ongoing Arrangements

Set forth below is a list, as of December 31, 2020, of those parties with whom the Trusts have entered into ongoing arrangements that include the release of portfolio holdings information in accordance with the Procedures, as well as the anticipated maximum frequency of the release under such arrangements, and the minimum length of lag, if any, between the date of the information and the date on which the information is disclosed. The ongoing arrangements may vary for each party, and it is possible that not every party will receive information for each Portfolio. The parties identified below as recipients are service providers, fund rating agencies, consultants, and analysts.

Recipient	Frequency	Delay Before Dissemination
Accenture Plc	Daily	None
Acuity Knowledge Partners	Daily	None
AT&T	Daily	None
Auerbach Grayson & Co., Inc.	Semi-Annually	30 days
Banco de Brasil	Semi-Annually	30 days
Bank of America/Merrill Lynch	Semi-Annually	30 days
Bank of New York Mellon	Monthly	15 days
Bank of Nova Scotia	Semi-Annually	30 days
Barclays	Daily	None
Berenberg	Semi-Annually	30 days
BestX Ltd.	Daily	None
BlackRock Solutions	Daily	None
Bloomberg LP	Daily	None
BMO Capital Markets	Semi-Annually	30 days
BNP Paribas Security Services	Daily	None
BNY Mellon	Daily	None
Boci Group	Semi-Annually	30 days
Brean Murray Carret & Co. LLC	Semi-Annually	30 days
Brown Brothers Harriman & Co.	Daily	None
Cabot Research	Daily	None
Canaccord Genuity	Semi-Annually	30 days
Capital Institutional Services	Daily	None

Recipient	Frequency	Delay Before Dissemination
Carnegie	Semi-Annually	30 days
CenturyLink Communications, LLC	Daily	None
Charles River Systems, Inc.	Daily	None
Cheuvreux	Semi-Annually	30 days
CIBC	Semi-Annually	30 days
CIMB	Semi-Annually	30 days
Citigroup-The Yield Book	Daily	None
CLSA Ltd.	Semi-Annually	30 days
Cogent Consulting PBC	Daily	None
Commcise	Daily	None
Compliance Solutions Strategies (formerly, Advise Technologies, LLC)	Daily	None
Cormark Securities Inc.	Semi-Annually	30 days
Cortland Capital Markets Services LLC	Daily	None
Credit Suisse	Semi-Annually	30 days
DA Davison	Semi-Annually	30 days
Daiwa Securities Group Inc.	Semi-Annually	30 days
Danske Bank	Semi-Annually	30 days
Deloitte & Touche LLP	As needed	None
Deutsche Bank	Semi-Annually	30 days
Donnelley Financial Solutions	As needed	None
Electra Information Systems	Monthly	None
Elkins McSherry	Daily	None
Ernst & Young	As needed	None
Euro Link Advisors LLC	Semi-Annually	30 days
Exane SA	Semi-Annually	30 days
FactSet Research Systems Inc.	Daily	None
Financial Recovery Technologies LLC	Quarterly	30 days
FIS	Daily	None
Fiserv Unified Wealth Platform	Daily	None
FTSE Fixed Income LLC	As needed	None
FundApps Limited	Daily	None
FX Transparency LLC	As needed	None
Glass, Lewis & Co.	Daily	None
Goldman Sachs	Semi-Annually	30 days
Group SEB	Semi-Annually	30 days
GTA Babelfish, LLC	Quarterly	None
Halvea	Semi-Annually	30 days
Handelsbanken	Semi-Annually	30 days
HSBC	Semi-Annually	30 days
ICE Data Pricing & Reference Data LLC	Daily	None
IDS GmbH	Daily	None
IEX Data Analytics LLC (IEX Astral)	Daily	None
IHS Markit Ltd.	Daily	None
Infinit Outsourcing, Inc.	Daily	None
ING	Semi-Annually	30 days
Institutional Shareholder Services	Daily	None

Recipient	Frequency	Delay Before Dissemination
Intermonte	Semi-Annually	30 days
Investec Securities (US) LLC	Semi-Annually	30 days
ION (Minerva and Sentinel)	As needed	None
Iron Mountain	As needed	None
Itau	Semi-Annually	30 days
Japan Invest	Semi-Annually	30 days
Jefferies	Semi-Annually	30 days
JP Morgan	Daily	None
KBW Capital Markets	Semi-Annually	30 days
Kempen & Co.	Semi-Annually	30 days
Kotak	Semi-Annually	30 days
Latisys-Chicago, LLC	Daily	None
Liberum LLC	Semi-Annually	30 days
LiquidNet, Inc.	Daily	None
TS Lombard	Semi-Annually	30 days
LSTA	Monthly	30 days
Macquarie	Semi-Annually	30 days
Maxim Group LLC	Semi-Annually	30 days
McDonald Information Services, Inc.	As needed	None
Mediobanca	Semi-Annually	30 days
MetLife, Inc.	As needed	None
Micro Focus International plc (formerly, HP Autonomy)	As needed	None
Mitsubishi UFJ	Semi-Annually	30 days
Mizuho	Semi-Annually	30 days
Morgan Stanley	Semi-Annually	30 days
Morningstar, Inc.	Daily	None
MSCI, Inc.	Daily	None
Natixis	Semi-Annually	30 days
Needham & Company, LLC	Semi-Annually	30 days
Nomura	Semi-Annually	30 days
Northern Trust Company	Daily	None
Numis Securities Ltd.	Semi-Annually	30 days
Oddo Group	Semi-Annually	30 days
Odeon Capital Group LLC	Semi-Annually	30 days
Omgeo, LLC	Daily	None
Oppenheimer & Co.	Semi-Annually	30 days
PricewaterhouseCoopers LLP	As needed	None
Qontigo	Daily	None
Raymond James	Semi-Annually	30 days
RBC Capital Markets	Semi-Annually	30 days
Redburn	Semi-Annually	30 days
Refinitiv Lipper	Daily	None
Renaissance Capital	Semi-Annually	30 days
Ropes & Gray LLP	As needed	None
Salesforce - Chatter	Daily	None
Sanford Bernstein & Co.	Semi-Annually	30 days
Samsung	Semi-Annually	30 days
SEI Investments	Daily	None
SG Cowen	Semi-Annually	30 days

Recipient	Frequency	Delay Before Dissemination
Sidoti	Semi-Annually	30 days
SMBC Nikko Japan	Semi-Annually	30 days
Société Générale	Semi-Annually	30 days
Solutions Atlantic, Inc.	Daily	None
SS&C Advent	Daily	None
SS&C Technologies	Daily	None
SSIMS	Daily	None
Standard Chartered	Semi-Annually	30 days
StarCompliance, Inc.	Daily	None
State Street Bank and Trust Company	Daily	None
Stifel Financial Corp.	Semi-Annually	30 days
Stradley Ronon Stevens & Young, LLP	As needed	None
Syntel Inc.	Daily	None
Trade Informatics	Daily	None
Trade Web	Daily	None
UBS	Semi-Annually	30 days
Virtu Financial Inc.	Daily	None
Vontobel	Semi-Annually	30 days
William Blair	Semi-Annually	30 days
William O’Neil + Company	Daily	None
Wilshire Advisors, LLC	Quarterly	None
Zavo Group, LLC	Daily	None

The approval of the Trusts’ CCO, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information.

The Trusts are not required to describe an ongoing arrangement to make available non-public information about their portfolio holdings available if they:

•	make that information available on its website; and

•	disclose in its prospectuses the availability of the information on its website.

Limitations of Policy

The Trusts’ Procedures are designed to prevent sharing of non-public portfolio holdings information with third parties that have no legitimate business purpose for accessing the information. However, the Procedures may not be effective to limit access to non-public portfolio holdings information in all circumstances. For example, a subadviser may manage accounts other than the Portfolio that have investment objectives and strategies similar to those of the Portfolio. Because these accounts may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the subadviser may be able to infer the portfolio holdings of the Portfolio from the portfolio holdings in that investor’s account.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

The Trusts are managed by Brighthouse Investment Advisers, LLC (previously defined as “BIA” or the “Adviser”) which, subject to the supervision and direction of the Trustees of the Trusts, has overall responsibility for the general management and administration of the Trusts. The Adviser is a Delaware limited liability company and is a registered investment adviser and commodity pool operator.

Brighthouse Financial, Inc. (previously defined as “Brighthouse Financial”), a Delaware public company whose shares trade on the NASDAQ market, owns all of the voting interests in the Adviser.

Each management agreement with the Adviser regarding the Trust I Portfolios and each investment advisory agreement with the Adviser regarding the Trust II Portfolios provides that it will continue in effect after an initial term of one year only if it is approved at least annually thereafter (i) by the Board of Trustees of Trust I or Trust II, as applicable, or by the vote of a majority of the outstanding shares of the applicable Portfolio, and (ii) by vote of a majority of those trustees who are not interested persons of Trust I or Trust II, as applicable, cast in person at a meeting called for the purpose of voting on such approval.

Trust I’s Management Agreements

Pursuant to two management agreements (the “Management Agreements”), BIA has agreed to manage the investment and reinvestment of assets of each Trust I Portfolio. BIA has delegated for each Trust I Portfolio (other than the American Allocation Portfolios, Feeder Portfolio, Trust I Allocation Portfolio and the Base Portion of each of Brighthouse Balanced Plus Portfolio and MetLife Multi-Index Targeted Risk Portfolio) certain of these responsibilities, including responsibility for determining what investments such Portfolio should purchase, hold or sell and directing all trading for the Portfolio’s account, to subadvisers under subadvisory agreements described below. BIA is responsible for overseeing the Trust I Portfolios’ subadvisers and for making recommendations to the Board of Trustees of Trust I relating to, as necessary, hiring and replacing subadvisers to the Portfolios.

For the American Allocation Portfolios, Trust I Allocation Portfolio and the Base Portion of each of Brighthouse Balanced Plus Portfolio and MetLife Multi-Index Targeted Risk Portfolio, BIA is responsible for determining the asset allocation range for the Portfolio and establishing specific percentage targets for each asset class and each Underlying Portfolio to be held by the Portfolio based on the investment objectives and policies of the Underlying Portfolios, BIA’s investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio.

For the Feeder Portfolio, BIA selects the Master Fund in which the Feeder Portfolio will invest and monitors the Master Fund’s investment program.

Advisory services are provided to the Trust I Portfolios subject to the supervision and direction of Trust I’s Trustees. Each Management Agreement provides that the Adviser is required to furnish various information and reports, as well as other resources to Trust I, at its own expense and without remuneration from or additional cost to Trust I, including, but not limited to, office space, executive and other personnel, and information and services. BIA, and not the Trust I Portfolios, pays the fees of the Trust I Portfolios’ subadvisers.

Trust I pays the Adviser compensation at the annual percentage rates of the corresponding levels of that Trust I Portfolio’s average daily net asset values, subject to any fee reductions or deferrals as described below in the section entitled “Trust I’s Expenses and Expense Limitation Agreement” and described below in the section entitled “Management Fee Waivers for the Trust I Portfolios.” Each Trust I Portfolio allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.

The Adviser receives no compensation for its services to the Feeder Portfolio. In the event that the Feeder Portfolio were to withdraw from the Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment adviser and would receive a management fee at an annual rate of percentage of the assets of the Feeder Portfolio as follows:

Trust I Feeder Portfolio	Fee
American Funds® Growth	0.75%

As compensation for the services it receives under the Management Agreements, Trust I pays the Adviser a monthly fee at the following annual rates of each Portfolio’s average daily net assets:

Trust I Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels
AB Global Dynamic Allocation	0.700 0.650 0.625 0.600	% % % %	First $250 million Next $250 million Next $500 million Over $1 billion

AB International Bond	0.520 0.500	% %	First $500 million Over $500 million

American Funds® Balanced Allocation	0.100 0.075 0.050	% % %	First $500 million Next $500 million Over $1 billion

American Funds® Growth Allocation	0.100 0.075 0.050	% % %	First $500 million Next $500 million Over $1 billion

American Funds® Moderate Allocation	0.100 0.075 0.050	% % %	First $500 million Next $500 million Over $1 billion

AQR Global Risk Balanced	0.675 0.650 0.625 0.600	% % % %	First $250 million Next $500 million Next $250 million Over $1 billion

BlackRock Global Tactical Strategies	0.800 0.750 0.700 0.675 0.650	% % % % %	First $100 million Next $200 million Next $300 million Next $400 million Over $1 billion

BlackRock High Yield	0.600%		All Assets

Brighthouse/Aberdeen Emerging Markets Equity	1.050 1.000 0.850 0.750	% % % %	First $250 million Next $250 million Next $500 million Over $1 billion

Brighthouse/Artisan International	0.750%		All Assets

Brighthouse/Eaton Vance Floating Rate	0.625 0.600	% %	First $100 million Over $100 million

Trust I Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels
Brighthouse/Franklin Low Duration Total Return	0.520 0.510 0.500 0.490 0.470 0.450	% % % % % %	First $100 million Next $150 million Next $250 million Next $500 million Next $500 million Over $1.5 billion

Brighthouse/Templeton International Bond	0.600%		All Assets

Brighthouse/Wellington Large Cap Research	0.625 0.600 0.575 0.550 0.500	% % % % %	First $250 million Next $250 million Next $500 million Next $1 billion Over $2 billion

Brighthouse Asset Allocation 100	0.100 0.075 0.050	% % %	First $500 million Next $500 million Over $1 billion

Brighthouse Balanced Plus	0.100 0.075 0.050	% % %	Fees on the Portfolio’s Investments in Underlying Portfolios: First $500 million Next $500 million Over $1 billion

Fees on the Portfolio’s Other Assets:

	0.725 0.700 0.675 0.650	% % % %	First $250 million Next $500 million Next $250 million Over $1 billion

Brighthouse Small Cap Value	0.750 0.700	% %	First $1 billion Over $1 billion

Clarion Global Real Estate	0.700 0.650 0.550	% % %	First $200 million Next $550 million Over $750 million

Harris Oakmark International	0.850 0.800 0.750	% % %	First $100 million Next $900 million Over $1 billion

Invesco Balanced-Risk Allocation	0.675 0.650 0.625 0.600	% % % %	First $250 million Next $500 million Next $250 million Over $1 billion

Invesco Comstock	0.650 0.600 0.525	% % %	First $500 million Next $500 million Over $1 billion

Trust I Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels
Invesco Global Equity	0.700 0.680 0.670 0.660 0.650	% % % % %	First $100 million Next $150 million Next $250 million Next $250 million Over $750 million

Invesco Small Cap Growth	0.880 0.830	% %	First $500 million Over $500 million

JPMorgan Core Bond	0.550%		All Assets

JPMorgan Global Active Allocation	0.800 0.750 0.720 0.700	% % % %	First $250 million Next $250 million Next $250 million Over $750 million

JPMorgan Small Cap Value	0.800 0.775 0.750 0.725	% % % %	First $100 million Next $400 million Next $500 million Over $1 billion

Loomis Sayles Global Allocation	0.700 0.650 0.600	% % %	First $500 million Next $500 million Over $1 billion

Loomis Sayles Growth	0.650 0.600 0.550 0.500	% % % %	First $500 million Next $500 million Next $1 billion Over $2 billion

MetLife Multi-Index Targeted Risk	0.070 0.060 0.050	% % %	Fees on the Portfolio’s Investments in Underlying Portfolios: First $500 million Next $500 million Over $1 billion
	0.500% 0.485% 0.470% 0.450%		Fees on the Portfolio’s Other Assets: First $250 million Next $250 million Next $500 million Over $1 billion

MFS® Research International	0.800 0.750 0.700 0.650	% % % %	First $200 million Next $300 million Next $500 million Over $1 billion

Morgan Stanley Discovery	0.700 0.650 0.625	% % %	First $200 million Next $300 million Over $500 million

PanAgora Global Diversified Risk	0.650 0.640 0.630 0.600	% % % %	First $250 million Next $500 million Next $250 million Over $1 billion

Trust I Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels
PIMCO Inflation Protected Bond	0.500 0.450	% %	First $1.2 billion Over $1.2 billion

PIMCO Total Return	0.500 0.475	% %	First $1.2 billion Over $1.2 billion

Schroders Global Multi-Asset	0.680 0.660 0.640 0.620 0.600	% % % % %	First $100 million Next $150 million Next $500 million Next $750 million Over $1.5 billion

SSGA Emerging Markets Enhanced Index(a)	0.550 0.500 0.450	% % %	First $250 million Next $250 million Over $500 million

SSGA Growth and Income ETF	0.330 0.300	% %	First $500 million Over $500 million

SSGA Growth ETF	0.330 0.300	% %	First $500 million Over $500 million

TCW Core Fixed Income	0.550%		All Assets

T. Rowe Price Large Cap Value(b)	0.570%		All Assets

T. Rowe Price Mid Cap Growth	0.750%		All Assets

Victory Sycamore Mid Cap Value	0.700 0.650 0.625	% % %	First $200 million Next $300 million Over $500 million

Wells Capital Management Mid Cap Value	0.750 0.700	% %	First $200 million Over $200 million

Western Asset Management Government Income	0.520 0.440 0.400	% % %	First $100 million Next $400 million Over $500 million

(a)

In the event that SSGA Funds Management, Inc. were to cease serving as the subadviser to SSGA Emerging Markets Enhanced Index Portfolio, Trust I would pay the Adviser a monthly fee at an annual rate of 1.10% of the Portfolio’s average daily net assets.

(b)

With respect to T. Rowe Price Large Cap Value, 0.750% of the first $50 million of the Portfolio’s average daily net assets plus 0.700% of such assets over $50 million up to $100 million; provided that if such assets are over $100 million up to $200 million, then 0.650% of the first $200 million of such assets; provided that if such assets are over $200 million up to $500 million, then 0.620% of the first $500 million of such assets; provided that if such assets are over $500 million up to $1 billion, then 0.595% of the first $500 million of such assets plus 0.570% of such assets over $500 million up to $1 billion; provided that if such assets are over $1 billion, then 0.570% of all such assets. If the assets of the Portfolio cross a threshold in reverse (i.e., decline below a threshold), then the absolute dollar fee payable by the Portfolio to the Adviser shall not be more than the minimum fee payable at the immediately higher threshold. When the Portfolio’s assets cross a threshold in reverse, the fee payable to the Adviser shall be calculated according to the following: when the T. Rowe Price Large Cap Value Portfolio’s net assets decline below $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.750% of the first $50 million of such assets plus 0.700% of such assets over $50 million up to $100 million and (2) the fee on $100 million calculated at a flat rate of 0.650%; when the T. Rowe Price Large Cap Value Portfolio’s net assets decline below $200 million but are over $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.650% and (2) the fee on $200 million calculated at a flat rate of 0.620%; when the T. Rowe Price Large Cap Value Portfolio’s net assets decline below $500 million but are over $200 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.620% and (2) the fee on $500 million calculated at a flat rate of 0.595%; when the T. Rowe Price Large Cap Value Portfolio’s net assets decline below $1 billion but are over $500 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.595% of the first $500 million of such assets plus 0.570% of such assets over $500 million up to $1 billion and (2) the fee on $1 billion calculated at a flat rate of 0.570%.

The following table shows the amounts in management fees earned by BIA (before any waivers and/or reimbursements by BIA) for the fiscal years ended December 31, 2020, December 31, 2019, and December 31, 2018.

	Amount Earned by BIA (before any waivers and/or reimbursements by BIA)
Trust I Portfolio	2020	2019		2018
AB Global Dynamic Allocation	$24,715,659	$26,766,307		$28,953,242

AB International Bond	4,953,414	3,473,662	(1)	—

American Funds® Balanced Allocation	2,611,135	2,641,160		2,758,282

American Funds® Growth	—	—		—

American Funds® Growth Allocation	1,837,421	1,865,425		1,954,560

American Funds® Moderate Allocation	1,628,950	1,660,428		1,756,641

AQR Global Risk Balanced	18,136,226	20,043,621		21,358,274

BlackRock Global Tactical Strategies	39,655,413	43,437,526		46,576,979

BlackRock High Yield	4,403,841	4,187,817		4,097,394

Brighthouse/Aberdeen Emerging Markets Equity	8,616,918	9,843,633		12,173,290

Brighthouse/Artisan International	8,307,150	8,810,877		8,658,900

Brighthouse/Eaton Vance Floating Rate	4,467,149	4,678,771		4,948,584

Brighthouse/Franklin Low Duration Total Return	4,777,399	4,990,755		5,299,947

Brighthouse/Templeton International Bond	6,098,859	6,720,498		7,698,994

Brighthouse/Wellington Large Cap Research	12,815,743	12,876,280		13,532,736

Brighthouse Asset Allocation 100	1,177,035	1,188,629		1,247,863

Brighthouse Balanced Plus	27,713,569	28,006,545		28,613,594

Brighthouse Small Cap Value	6,935,197	7,017,197		7,556,433

Clarion Global Real Estate	7,064,419	7,931,815		8,460,370

Harris Oakmark International	20,763,209	22,584,793		24,360,000

Invesco Balanced-Risk Allocation	8,505,109	9,276,961		9,911,804

Invesco Comstock	11,987,168	13,297,413		14,938,628

	Amount Earned by BIA (before any waivers and/or reimbursements by BIA)
Trust I Portfolio	2020	2019		2018

Invesco Global Equity	$8,558,123	$8,636,823		$9,323,959

Invesco Small Cap Growth	9,153,171	8,853,091		9,779,784

JPMorgan Core Bond	8,348,828	9,643,483		12,883,266

JPMorgan Global Active Allocation	14,145,740	14,900,109		15,537,360

JPMorgan Small Cap Value	3,552,838	3,711,561		4,059,826

Loomis Sayles Global Allocation	3,101,665	3,107,824		3,234,097

Loomis Sayles Growth	15,003,883	14,907,465		16,820,026

MetLife Multi-Index Targeted Risk	3,031,097	3,189,614		3,219,690

MFS® Research International	11,741,288	12,130,360		13,006,487

Morgan Stanley Discovery	11,491,113	8,176,961		7,583,790

PanAgora Global Diversified Risk	1,496,694	1,436,939		1,490,336

PIMCO Inflation Protected Bond	10,522,025	11,035,943		12,015,183

PIMCO Total Return	24,626,031	25,453,428		27,381,208

Schroders Global Multi-Asset	10,215,049	11,167,928		10,657,413

SSGA Emerging Markets Enhanced Index	1,846,300	1,234,665	(1)	—

SSGA Growth and Income ETF	6,431,686	6,887,789		7,547,008

SSGA Growth ETF	2,534,069	2,680,235		2,911,205

TCW Core Fixed Income	9,754,884	10,546,783		12,004,406

T. Rowe Price Large Cap Value	15,624,448	17,360,596		19,131,907

T. Rowe Price Mid Cap Growth	12,031,813	12,263,223		12,902,663

Victory Sycamore Mid Cap Value	5,601,200	6,202,546		6,799,266

Wells Capital Management Mid Cap Value	3,328,143	3,582,012		3,738,781

Western Asset Management Government Income	4,327,312	4,094,329		4,283,885

(1)	For the period April 29, 2019 through December 31, 2019.

Management Fee Waivers for the Trust I Portfolios

Contractual or voluntary management fee waivers applicable to a Trust I Portfolio are generally described in the Prospectus for the relevant Portfolio. More information regarding voluntary management fee waivers for certain Portfolios is included below.

With respect to all of the Portfolios managed by T. Rowe Price Associates, Inc. (“T. Rowe Price”), including T. Rowe Price Large Cap Value Portfolio and T. Rowe Price Mid Cap Growth Portfolio, T. Rowe Price has agreed to a voluntary subadvisory fee waiver that applies if (1) assets under management by T. Rowe Price for Trust I and Trust II in the aggregate exceed $750 million and (2) T. Rowe Price advises three or more portfolios of Trust I and Trust II in the aggregate. The Adviser has voluntarily agreed to reduce its management fee for each of the Portfolios managed by T. Rowe Price, including T. Rowe Price Large Cap Value Portfolio and T. Rowe Price Mid Cap Growth Portfolio, by the amount waived, if any, by T. Rowe Price pursuant to the foregoing voluntary subadvisory fee waiver. These voluntary waivers are not contractual and can be discontinued by T. Rowe Price and the Adviser at any time.

The subadvisory fee waiver schedule for the period January 1 through December 31, 2020 was:

Percentage Fee Waiver	Combined Assets
0.0%	First $750 million
5.0%	Next $750 million
7.5%	Next $1.5 billion
10.0%	Excess over $3 billion

The following table shows the amounts of management fees waived by BIA for the following fiscal years ended December 31, 2020, December 31, 2019, and December 31, 2018.

Trust I Portfolio	2020	2019		2018
AB Global Dynamic Allocation	$585,783	$688,315		$799,164

AB International Bond	65	—	(1)	—

American Funds® Balanced Allocation	—	—		—

American Funds® Growth	—	—		—

American Funds® Growth Allocation	—	—		—

American Funds® Moderate Allocation	—	—		—

AQR Global Risk Balanced	193,937	225,727		263,285

BlackRock Global Tactical Strategies	2,823,266	3,225,626		3,854,477

BlackRock High Yield	116,987	26,151		—

Brighthouse/Aberdeen Emerging Markets Equity	911,434	786,881		749,998

Brighthouse/Artisan International	178,810	53,822		—

Brighthouse/Eaton Vance Floating Rate	—	—		—

Brighthouse/Franklin Low Duration Total Return	662,544	685,101		744,850

Brighthouse/Templeton International Bond	4,308	24,017		56,633

Brighthouse/Wellington Large Cap Research	1,695,192	1,717,343		1,793,953

Brighthouse Asset Allocation 100	—	—		—

Brighthouse Balanced Plus	502,021	512,284		531,813

Brighthouse Small Cap Value	116,598	108,907		135,194

Clarion Global Real Estate	421,353	143,801		—

Harris Oakmark International	902,038	484,493		543,667

Invesco Balanced-Risk Allocation	386,644	457,157		478,590

Invesco Comstock	478,540	597,840		765,821

Invesco Global Equity	1,555,863	1,538,051		1,441,927

Invesco Small Cap Growth	976,127	919,499		405,389

JPMorgan Core Bond	2,125,156	2,454,705		3,305,548

JPMorgan Global Active Allocation	1,155,053	1,208,936		1,502,248

JPMorgan Small Cap Value	453,973	475,667		530,107

Trust I Portfolio	2020	2019		2018

Loomis Sayles Global Allocation	$49,999	$—		$—

Loomis Sayles Growth	477,095	426,323		497,330

MetLife Multi-Index Targeted Risk	—	—		—

MFS® Research International	1,771,571	1,804,492		1,820,024

Morgan Stanley Discovery	576,289	311,157		263,703

PanAgora Global Diversified Risk	—	—		—

PIMCO Inflation Protected Bond	291,681	336,548		430,480

PIMCO Total Return	2,066,039	2,181,581		2,462,231

Schroders Global Multi-Asset	175,581	213,115		323,408

SSGA Emerging Markets Enhanced Index	—	—	(1)	—

SSGA Growth and Income ETF	—	—		—

SSGA Growth ETF	—	—		—

TCW Core Fixed Income	2,260,423	2,481,882		2,965,239

T. Rowe Price Large Cap Value	2,012,389	2,148,012		1,784,594

T. Rowe Price Mid Cap Growth	654,163	671,250		716,287

Victory Sycamore Mid Cap Value	796,163	877,946		959,100

Wells Capital Management Mid Cap Value	295,111	312,669		334,516

Western Asset Management Government Income	333,166	223,664		—

(1)	For the period April 29, 2019 through December 31, 2019.

Trust I’s Expenses and Expense Limitation Agreement

Each Trust I Portfolio pays all expenses not borne by the Adviser or its subadviser, including, but not limited to, the charges and expenses of each Portfolio’s custodian, independent registered public accounting firm and legal counsel for Trust I and its Independent Trustees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and preparing, printing and mailing prospectuses and reports to shareholders, dues for membership in the Investment Company Institute, and the compensation of Trustees of Trust I who are not directors or trustees, officers or employees of the Adviser or its affiliates, other than affiliated registered investment companies. All general Trust I expenses are allocated among and charged to the assets of the Portfolios of Trust I on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio.

BIA is currently not subject to any contractual expense limitation agreements with respect to the Trust I Portfolios.

For certain periods prior to May 1, 2018, BIA had contractually agreed to waive fees or pay all expenses (other than Acquired Fund Fees and Expenses, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and any extraordinary expenses) so as to limit PanAgora Global Diversified Risk Portfolio’s Net Operating Expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest, other expenditures which are capitalized in accordance with generally accepted accounting principles, and any extraordinary expenses) (“Deferred Expenses”). These

Deferred Expenses are subject to the Portfolio’s obligation to repay BIA in future years, if any, when the Portfolio’s expenses for the applicable Class fall below the expense limit that was in effect at the time that the Deferred Expenses were incurred. Such Deferred Expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time that the Deferred Expenses were incurred. The Portfolio is not obligated to repay such expenses more than three years after the end of the fiscal year in which the Deferred Expenses were incurred. These Deferred Expenses do not include portfolio brokerage commissions, which are not deducted from the Trust I Portfolio’s assets in the same manner as other charges and expenses; rather, brokerage commissions are part of the purchase price paid for portfolio securities and reduce the proceeds received on the sale of portfolio securities.

There were no Deferred Expenses with respect to PanAgora Global Diversified Risk Portfolio for the fiscal years ended December 31, 2020, December 31, 2019, and December 31, 2018. There were no amounts repaid by PanAgora Global Diversified Risk Portfolio to BIA for the fiscal years ended December 31, 2020, December 31, 2019, and December 31, 2018.

Trust II’s Advisory Agreements

Pursuant to separate advisory agreements (the “Advisory Agreements”), BIA has agreed to manage the investment and reinvestment of assets of each Trust II Portfolio. BIA has delegated for each Trust II Portfolio (other than the Trust II Allocation Portfolios) certain of these responsibilities, including responsibility for determining what investments such Portfolio should purchase, hold or sell and directing all trading for the Portfolio’s account, to subadvisers under subadvisory agreements described below. BIA is responsible for overseeing the Trust II Portfolios’ subadvisers and for making recommendations to the Board of Trustees of Trust II relating to, as necessary, hiring and replacing subadvisers to the Portfolios.

For the Trust II Allocation Portfolios, BIA is responsible for determining the asset allocation range for the Portfolio and establishing specific percentage targets for each asset class and each Underlying Portfolio to be held by the Portfolio based on the investment objectives and policies of the Underlying Portfolios, BIA’s investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio.

Advisory services are provided to the Trust II Portfolios subject to the supervision and direction of Trust II’s Trustees. Each Advisory Agreement also provides that the Adviser shall pay the expenses of Trust II relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform the Advisers’ obligations under the advisory agreements and supervise and oversee the administrative services provided to the Portfolios by the third-party administrator. BIA, and not the Trust II Portfolios, pays the fees of the Trust II Portfolios’ subadvisers.

Trust II pays the Adviser compensation at the annual percentage rates of the corresponding levels of that Trust II Portfolio’s average daily net asset values, subject to any fee reductions or deferrals as described below in the section entitled “Trust II’s Expenses and Expense Limitation Agreement” and described below in the section entitled “Advisory Fee Waivers for the Trust II Portfolios.” Each Trust II Portfolio allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.

As compensation for the services it receives under the Advisory Agreements, Trust II pays the Adviser a monthly fee at the following annual rates of each Portfolio’s average daily net assets:

Trust II Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels
Baillie Gifford International Stock	0.860 0.800 0.750	% % %	First $500 million Next $500 million Over $1 billion

BlackRock Bond Income	0.400 0.350 0.300 0.250	% % % %	First $1 billion Next $1 billion Next $1 billion Over $3 billion

BlackRock Capital Appreciation	0.730 0.650	% %	First $1 billion Over $1 billion

BlackRock Ultra-Short Term Bond	0.350 0.300	% %	First $1 billion Over $1 billion

Brighthouse/Artisan Mid Cap Value	0.820 0.780	% %	First $1 billion Over $1 billion

Brighthouse/Dimensional International Small Company	0.850 0.800	% %	First $100 million Over $100 million

Brighthouse/Wellington Balanced	0.500 0.450 0.400	% % %	First $500 million Next $500 million Over $1 billion

Brighthouse/Wellington Core Equity Opportunities	0.750 0.700 0.650	% % %	First $1 billion Next $2 billion Over $3 billion

Brighthouse Asset Allocation 20	0.100 0.075 0.050	% % %	First $500 million Next $500 million Over $1 billion

Brighthouse Asset Allocation 40	0.100 0.075 0.050	% % %	First $500 million Next $500 million Over $1 billion

Brighthouse Asset Allocation 60	0.100 0.075 0.050	% % %	First $500 million Next $500 million Over $1 billion

Brighthouse Asset Allocation 80	0.100 0.075 0.050	% % %	First $500 million Next $500 million Over $1 billion

Frontier Mid Cap Growth	0.750 0.700 0.650	% % %	First $500 million Next $500 million Over $1 billion

Jennison Growth	0.700 0.650 0.600 0.550	% % % %	First $200 million Next $300 million Next $1.5 billion Over $2 billion

Trust II Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels

Loomis Sayles Small Cap Core	0.900 0.850	% %	First $500 million Over $500 million

Loomis Sayles Small Cap Growth	0.900 0.850	% %	First $500 million Over $500 million

MetLife Aggregate Bond Index	0.250%		All Assets

MetLife Mid Cap Stock Index	0.250%		All Assets

MetLife MSCI EAFE® Index	0.300%		All Assets

MetLife Russell 2000® Index	0.250%		All Assets

MetLife Stock Index	0.250%		All Assets

MFS® Total Return	0.600 0.550 0.500	% % %	First $250 million Next $500 million Over $750 million

MFS® Value(a)	0.700 0.650 0.600	% % %	First $250 million Next $500 million Over $750 million

Neuberger Berman Genesis	0.850 0.800 0.750	% % %	First $500 million Next $500 million Over $1 billion

T. Rowe Price Large Cap Growth	0.650 0.600	% %	First $50 million Over $50 million

T. Rowe Price Small Cap Growth	0.550 0.500 0.450	% % %	First $100 million Next $300 million Over $400 million

VanEck Global Natural Resources	0.800 0.775 0.750	% % %	First $250 million Next $750 million Over $1 billion

Western Asset Management Strategic Bond Opportunities	0.650 0.550	% %	First $500 million Over $500 million

Western Asset Management U.S. Government	0.550 0.450	% %	First $500 million Over $500 million

(a)

Prior to April 30, 2018, the advisory fee rate for MFS® Value was at the annual rate of 0.750% of the first $250 million of the Portfolio’s average daily net assets, 0.700% of the next $2.25 billion, 0.675% of the next $2.5 billion, and 0.650% of such assets over $5 billion.

The following tables shows the amounts in advisory fees earned by BIA (before any waivers and/or reimbursements by BIA) for the fiscal years ended December 31, 2020, December 31, 2019, and December 31, 2018.

	Amount Earned by BIA (before any waivers and/or reimbursements by BIA)
Trust II Portfolio	2020	2019	2018
Baillie Gifford International Stock	$14,567,310	$14,807,532	$14,766,331

BlackRock Bond Income	11,358,752	11,643,603	12,360,919

BlackRock Capital Appreciation	12,445,756	11,958,714	12,637,976

BlackRock Ultra-Short Term Bond	3,066,245	2,843,651	2,844,625

Brighthouse/Artisan Mid Cap Value	6,704,542	7,499,638	8,448,304

Brighthouse/Dimensional International Small Company	4,999,875	5,114,888	5,510,899

Brighthouse/Wellington Balanced	5,759,528	5,665,404	5,793,112

Brighthouse/Wellington Core Equity Opportunities	25,235,690	26,485,984	27,881,280

Brighthouse Asset Allocation 20	553,492	544,406	562,116

Brighthouse Asset Allocation 40	2,912,244	3,092,969	3,388,804

Brighthouse Asset Allocation 60	6,207,562	6,581,333	7,197,874

Brighthouse Asset Allocation 80	5,143,572	5,401,920	5,869,194

Frontier Mid Cap Growth	8,483,877	8,380,930	8,526,259

Jennison Growth	17,471,045	16,138,495	16,980,818

Loomis Sayles Small Cap Core	3,299,068	3,750,777	4,153,978

Loomis Sayles Small Cap Growth	3,390,436	3,091,438	3,311,802

MetLife Aggregate Bond Index	6,519,867	6,285,291	6,532,200

MetLife Mid Cap Stock Index	2,444,234	2,591,065	2,775,496

MetLife MSCI EAFE® Index	3,096,769	3,087,700	3,265,624

MetLife Russell 2000® Index	2,066,274	2,226,069	2,422,681

MetLife Stock Index	17,201,636	16,970,563	17,343,709

MFS® Total Return	4,011,809	4,317,540	4,624,488

MFS® Value	19,368,986	20,875,537	22,436,595

Neuberger Berman Genesis	8,389,888	8,527,475	9,141,695

T. Rowe Price Large Cap Growth	14,596,149	14,017,690	14,739,113

T. Rowe Price Small Cap Growth	6,371,680	6,411,489	6,727,995

VanEck Global Natural Resources	8,171,311	8,593,786	8,748,613

Western Asset Management Strategic Bond Opportunities	16,559,553	17,463,587	18,654,367

Western Asset Management U.S. Government	9,040,057	9,309,707	9,949,483

Advisory Fee Waivers for the Trust II Portfolios

Contractual or voluntary advisory fee waivers applicable to a Trust II Portfolio are generally described in the Prospectus for the relevant Portfolio. More information regarding voluntary advisory fee waivers for certain Portfolios is included below.

With respect to all of the Portfolios managed by T. Rowe Price, including T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio, T. Rowe Price has agreed to a voluntary subadvisory fee waiver that applies if (1) assets under management by T. Rowe Price for Trust II and Trust I in the aggregate exceed $750 million and (2) T. Rowe Price advises three or more portfolios of Trust II and Trust I in the aggregate. The Adviser has voluntarily agreed to reduce its management fee for each of the Portfolios managed by T. Rowe Price, including T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio, by the amount waived, if any, by T. Rowe Price pursuant to the foregoing voluntary subadvisory fee waiver. These voluntary waivers are not contractual and can be discontinued by T. Rowe Price and the Adviser at any time.

The subadvisory fee waiver schedule for the period January 1 through December 31, 2020 was:

Percentage Fee Waiver	Combined Assets
0.0%	First $750 million
5.0%	Next $750 million
7.5%	Next $1.5 billion
10.0%	Excess over $3 billion

The following table shows the amounts of advisory fees waived by BIA for the following fiscal years ended December 31, 2020, December 31, 2019, and December 31, 2018.

Trust II Portfolio	2020	2019	2018
Baillie Gifford International Stock	$2,258,462	$2,306,506	$2,298,266

BlackRock Bond Income	52,092	573	—

BlackRock Capital Appreciation	1,664,694	1,595,117	1,689,385

BlackRock Ultra-Short Term Bond	219,017	203,118	203,187

Brighthouse/Artisan Mid Cap Value	667,627	497,360	471,918

Brighthouse/Dimensional International Small Company	50,000	50,000	50,000

Brighthouse/Wellington Balanced	365,933	365,428	389,598

Brighthouse/Wellington Core Equity Opportunities	5,292,263	5,521,919	5,807,261

Brighthouse Asset Allocation 20	—	—	—

Brighthouse Asset Allocation 40	—	—	—

Brighthouse Asset Allocation 60	—	—	—

Brighthouse Asset Allocation 80	—	—	—

Frontier Mid Cap Growth	254,939	251,684	253,342

Jennison Growth	2,344,879	2,151,054	2,273,574

Loomis Sayles Small Cap Core	309,063	316,753	361,553

Loomis Sayles Small Cap Growth	356,394	293,493	317,978

Trust II Portfolio	2020	2019	2018

MetLife Aggregate Bond Index	$216,192	$202,117	$216,932

MetLife Mid Cap Stock Index	25,360	28,774	36,237

MetLife MSCI EAFE® Index	29,661	28,055	33,993

MetLife Russell 2000® Index	16,362	19,521	23,794

MetLife Stock Index	857,098	843,234	865,623

MFS® Total Return	—	—	—

MFS® Value	1,770,329	2,069,903	3,238,620

Neuberger Berman Genesis	125,000	125,000	125,000

T. Rowe Price Large Cap Growth	1,838,282	1,770,498	1,868,828

T. Rowe Price Small Cap Growth	297,846	301,578	320,470

VanEck Global Natural Resources	661,744	427,108	124,002

Western Asset Management Strategic Bond Opportunities	1,589,939	1,713,216	1,875,595

Western Asset Management U.S. Government	499,719	420,154	270,070

Trust II’s Expenses and Expense Limitation Agreement

Each Trust II Portfolio pays all expenses not borne by the Adviser or its subadviser, including, but not limited to, the charges and expenses of each Portfolio’s custodian, independent registered public accounting firm and legal counsel for Trust II and its Independent Trustees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and preparing, printing and mailing prospectuses and reports to shareholders, dues for membership in the Investment Company Institute, and the compensation of Trustees of Trust II who are not directors or trustees, officers or employees of the Adviser or its affiliates, other than affiliated registered investment companies. All general Trust II expenses are allocated among and charged to the assets of the Portfolios of Trust II on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio.

Pursuant to an expense agreement relating to certain of the Portfolios, the Adviser has agreed, from April 30, 2021 through April 30, 2022 to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on a Portfolio’s then-current fiscal year, which limits vary from Portfolio to Portfolio). For each Portfolio set forth below, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of such Portfolios to repay the Adviser in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of a Portfolio is obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred. The current expense limits as a percentage of each class of a Portfolio’s average daily net assets are as follows:

	Expense Limit Agreement
Trust II Portfolio	Class A	Class B
Brighthouse Asset Allocation 20	0.10%	0.35%

These deferred expenses do not include portfolio brokerage commissions, which are not deducted from the Trust II Portfolio’s assets in the same manner as other charges and expenses; rather, brokerage commissions are part of the purchase price paid for portfolio securities and reduce the proceeds received on the sale of portfolio securities.

The following table shows the amounts waived and/or reimbursed by BIA to the following Portfolio(s) for the fiscal years ended December 31, 2020, December 31, 2019, and December 31, 2018.

Trust II Portfolio	2020	2019	2018
Brighthouse Asset Allocation 20	$180,341	$187,177	$153,825

Subadvisory Arrangements for Trust I and Trust II

The Adviser has delegated to certain subadvisers the responsibility for continuously providing an investment program for certain of the Trust I Portfolios and Trust II Portfolios. The following table lists the relevant Portfolios and the corresponding subadviser for each such Portfolio.

Portfolio	Subadviser
AB Global Dynamic Allocation*	AllianceBernstein L.P.
AB International Bond*	AllianceBernstein L.P.
AQR Global Risk Balanced*	AQR Capital Management, LLC
Baillie Gifford International Stock+	Baillie Gifford Overseas Limited
BlackRock Bond Income+	BlackRock Advisors, LLC
BlackRock Capital Appreciation+	BlackRock Advisors, LLC
BlackRock Global Tactical Strategies*	BlackRock Financial Management, Inc.
BlackRock High Yield*	BlackRock Financial Management, Inc.
BlackRock Ultra-Short Term Bond+	BlackRock Advisors, LLC
Brighthouse/Aberdeen Emerging Markets Equity*	Aberdeen Asset Managers Limited
Brighthouse/Artisan International*	Artisan Partners Limited Partnership
Brighthouse/Artisan Mid Cap Value+	Artisan Partners Limited Partnership
Brighthouse/Dimensional International Small Company+	Dimensional Fund Advisors LP
Brighthouse/Eaton Vance Floating Rate*	Eaton Vance Management
Brighthouse/Franklin Low Duration Total Return*	Franklin Advisers, Inc.
Brighthouse/Templeton International Bond*	Franklin Advisers, Inc.
Brighthouse/Wellington Balanced+	Wellington Management Company LLP
Brighthouse/Wellington Core Equity Opportunities+	Wellington Management Company LLP
Brighthouse/Wellington Large Cap Research*	Wellington Management Company LLP
Brighthouse Balanced Plus (Overlay Portion)*	Pacific Investment Management Company LLC

Brighthouse Small Cap Value*

Clarion Global Real Estate*

Frontier Mid Cap Growth+

Harris Oakmark International*

Invesco Balanced-Risk Allocation*

Invesco Global Equity*

Invesco Comstock*

Invesco Small Cap Growth*

Jennison Growth+

JPMorgan Core Bond*

JPMorgan Global Active Allocation*

JPMorgan Small Cap Value*

Delaware Investments Fund Advisers Wells Capital Management Incorporated
CBRE Clarion Securities LLC
Frontier Capital Management Company, LLC
Harris Associates L.P.
Invesco Advisers, Inc.
Invesco Advisers, Inc.
Invesco Advisers, Inc.
Invesco Advisers, Inc.
Jennison Associates LLC
J.P. Morgan Investment Management Inc.
J.P. Morgan Investment Management Inc.
J.P. Morgan Investment Management Inc.

Portfolio	Subadviser
Loomis Sayles Global Allocation*	Loomis, Sayles & Company, L.P.
Loomis Sayles Growth*	Loomis, Sayles & Company, L.P.
Loomis Sayles Small Cap Core+	Loomis, Sayles & Company, L.P.
Loomis Sayles Small Cap Growth+	Loomis, Sayles & Company, L.P.
MetLife Aggregate Bond Index+	MetLife Investment Management, LLC
MetLife Mid Cap Stock Index+	MetLife Investment Management, LLC
MetLife MSCI EAFE® Index+	MetLife Investment Management, LLC
MetLife Multi-Index Targeted Risk (Overlay Portion)*	MetLife Investment Management, LLC
MetLife Russell 2000® Index+	MetLife Investment Management, LLC
MetLife Stock Index+	MetLife Investment Management, LLC
MFS® Research International*	Massachusetts Financial Services Company
MFS® Total Return+	Massachusetts Financial Services Company
MFS® Value+	Massachusetts Financial Services Company
Morgan Stanley Discovery*	Morgan Stanley Investment Management Inc.
Neuberger Berman Genesis+	Neuberger Berman Investment Advisers LLC
PanAgora Global Diversified Risk*	PanAgora Asset Management, Inc.
PIMCO Inflation Protected Bond*	Pacific Investment Management Company LLC
PIMCO Total Return*	Pacific Investment Management Company LLC
Schroders Global Multi-Asset *	Schroder Investment Management North America Inc.(a)
SSGA Emerging Markets Enhanced Index*	SSGA Funds Management, Inc.
SSGA Growth and Income ETF*	SSGA Funds Management, Inc.
SSGA Growth ETF*	SSGA Funds Management, Inc.
TCW Core Fixed Income*	TCW Investment Management Company LLC
T. Rowe Price Large Cap Growth+	T. Rowe Price Associates, Inc.
T. Rowe Price Large Cap Value*	T. Rowe Price Associates, Inc.
T. Rowe Price Mid Cap Growth*	T. Rowe Price Associates, Inc.
T. Rowe Price Small Cap Growth+	T. Rowe Price Associates, Inc.
VanEck Global Natural Resources+	Van Eck Associates Corporation
Victory Sycamore Mid Cap Value*	Victory Capital Management Inc.
Wells Capital Management Mid Cap Value*	Wells Capital Management Incorporated
Western Asset Management Government Income*	Western Asset Management Company, LLC
Western Asset Management Strategic Bond Opportunities+	Western Asset Management Company, LLC(b)
Western Asset Management U.S. Government+	Western Asset Management Company, LLC

*	Denotes Trust I Portfolio

+	Denotes Trust II Portfolio

(a)

Schroder Investment Management North America Inc. has retained Schroder Investment Management North America Ltd. to provide investment sub-advisory services to it in connection with the management of the Portfolio.

(b)

As described below, in connection with Western Asset’s service as subadviser to Western Asset Management Strategic Bond Opportunities, Western Asset may delegate to its affiliate, Western Asset Management Company Limited (“Western Asset Limited”), any of its responsibilities with respect to transactions in foreign currencies and debt securities denominated in foreign currencies. As compensation to Western Asset Limited, Western Asset will compensate Western Asset Limited from any fees paid to Western Asset by the Adviser in proportion to the assets delegated to Western Asset Limited.

Ownership Information for the Subadvisers to Trust I and Trust II

Aberdeen Asset Managers Limited (“AAML”), with its registered address at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG, is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which has its registered offices at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. Aberdeen PLC is a direct subsidiary of Standard Life Aberdeen plc. Standard Life Aberdeen plc, its affiliates and its subsidiaries provide asset management and investment solutions for clients and customers worldwide and also has a strong position in the pensions and savings market. The asset management business of Standard Life Aberdeen plc, its affiliates and subsidiaries is referred to herein as “Aberdeen Standard Investments.”

AllianceBernstein L.P. (“AllianceBernstein”) is a Delaware limited partnership, the majority limited partnership interests in which are held, directly and indirectly, by its parent company Equitable Holdings, Inc. (“EQH”), a publicly traded company. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of EQH, is the general partner of both AllianceBernstein and AllianceBernstein Holding L.P., a publicly traded partnership. AllianceBernstein’s principal place of business is located at One Nashville Place, 150 4th Avenue North, Nashville, Tennessee 37219.

AQR Capital Management, LLC (“AQR”) is a Delaware limited liability company located at Two Greenwich Plaza, Greenwich, Connecticut 06830. AQR is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of AQR. Clifford S. Asness may be deemed to control AQR through his voting control of the Board of Members of AQR Holdings.

Artisan Partners Limited Partnership (“Artisan Partners”) was organized in 1994. Artisan Partners is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly owned by Artisan Partners Holdings LP. Artisan Partners Holdings LP is a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Partners Asset Management Inc. (“APAM”), a publicly-traded Delaware corporation. Artisan Partners’ principal address is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin, 53202.

Baillie Gifford Overseas Limited (“Baillie Gifford”) is a wholly-owned subsidiary of Baillie Gifford & Co., which is controlled by its partners working within the firm. Both Baillie Gifford and Baillie Gifford & Co. are authorized and regulated in the United Kingdom by the Financial Conduct Authority. The principal address of Baillie Gifford is Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.

BlackRock Advisors, LLC, located at 55 East 52nd Street, New York, New York 10055, is an indirect wholly-owned subsidiary of BlackRock, Inc., which is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. BlackRock, Inc. and its global subsidiaries provide investment management and risk management services.

BlackRock Financial Management, Inc., located at 55 East 52nd Street, New York, New York 10055, is an indirect wholly-owned subsidiary of BlackRock, Inc., which is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. BlackRock, Inc. and its global subsidiaries provide investment management and risk management services.

CBRE Clarion Securities LLC’s (“CBRE Clarion”) is a Delaware limited liability company whose earliest predecessor firm was founded in 1969. CBRE Clarion is a majority-owned subsidiary of CBRE Group, Inc. CBRE Clarion’s principal address is 201 King of Prussia Road, Radnor, Pennsylvania 19087. CBRE Clarion is in the business of providing investment management services to institutional client accounts.

Delaware Investments Fund Advisers (“DIFA”) is located at 610 Market Street, Philadelphia, Pennsylvania 19106. DIFA is a series of Macquarie Investment Management Business Trust, which is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a wholly-owned subsidiary of Macquarie Group Limited.

Dimensional Fund Advisors LP (“Dimensional”) was originally organized as “Dimensional Fund Advisors Inc.,” a Delaware corporation in May 1981, and in November 2006, it converted its legal name and organizational form to “Dimensional Fund Advisors LP,” a Delaware limited partnership. Dimensional is controlled and operated by Dimensional Holdings, Inc., a Delaware corporation. Dimensional is engaged in the business of providing investment management services. Dimensional is headquartered at 6300 Bee Cave Road, Building One, Austin, Texas, 78746.

Eaton Vance Management (“Eaton Vance”) is a direct wholly-owned subsidiary of Morgan Stanley. Eaton Vance and its affiliates provide asset management services on behalf of mutual funds, institutional clients and individuals. Eaton Vance is located at Two International Place, Boston Massachusetts 02110.

Franklin Advisers, Inc. (“Franklin Advisers”) is a California corporation located at One Franklin Parkway, San Mateo, California 94403. Franklin Advisers is a direct, wholly-owned subsidiary of Franklin Resources, Inc., a global investment management organization.

Frontier Capital Management Company, LLC, located at 99 Summer Street, Boston, Massachusetts 02110, was founded in 1980, and since 2000 has been a Delaware limited liability company with senior professionals of the firm sharing ownership with Affiliated Managers Group, Inc.

Harris Associates L.P. (“Harris”) is a Delaware limited partnership managed by Harris Associates, Inc. (“HAI”). Harris and HAI are wholly-owned subsidiaries of Natixis Investment Managers, LLC (“Natixis LLC”), an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France. Natixis Investment Managers is owned by Natixis, a French investment banking and financial services firm that is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. Together with its predecessor firms, Harris has advised and managed mutual funds since 1970. Harris is located at 111 S. Wacker Drive, Suite 4600, Chicago, Illinois 60606.

Invesco Advisers, Inc. (“Invesco”) as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Today, Invesco advises or manages investment portfolios encompassing a broad range of investment objectives. Invesco is an indirect, wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. The principal address for Invesco is 1555 Peachtree Street, N.E. Atlanta Georgia 30309.

J.P. Morgan Investment Management Inc. (“JPMIM”) is a Delaware corporation located at 383 Madison Avenue, New York, New York 10179. JPMIM is an indirect wholly-owned subsidiary of JPMorgan Chase & Co.

Jennison Associates LLC (including its predecessor, Jennison Associates Capital Corp.) (“Jennison”) was founded in 1969. Jennison, located at 466 Lexington Avenue, New York, New York 10017, provides investment management services primarily to corporations, trusteed pension and profit-sharing plans, charitable organizations, endowments, insurance separate accounts, affiliated and third-party mutual funds, other commingled funds and individually managed accounts for managed account programs sponsored by broker dealers. Jennison is a wholly-owned subsidiary of PGIM, Inc., which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. Jennison is organized under the laws of Delaware as a single member limited liability company.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), is a limited partnership whose general partner, Loomis, Sayles & Company, Incorporated, is a wholly-owned subsidiary of Natixis LLC. Natixis LLC is part of Natixis Investment Managers, an international asset management group based in Paris, France. Natixis Investment Managers is ultimately owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The principal address for Loomis Sayles is One Financial Center, Boston Massachusetts 02111.

Massachusetts Financial Services Company (“MFS”) and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company). The principal address for MFS is 111 Huntington Avenue, Boston, Massachusetts 02199.

MetLife Investment Management, LLC (“MIM”) is located at One MetLife Way, Whippany, New Jersey 07981 and is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. Prior to July 1, 2019, MIM was named MetLife Investment Advisors, LLC. MIM is an affiliated person of the MetLife Insurance Companies (as defined below), some or all of which may be an affiliated person of a Portfolio through ownership of 5% or more of a Portfolio’s shares. See “Control Persons and Principal Holders of the Shares of Trust I” and “Control Persons and Principal Holders of the Shares of Trust II” under the section “Description of the Trusts.”

Morgan Stanley Investment Management, Inc. (“MSIM”), is located at 522 Fifth Avenue, New York, New York 10036. MSIM is a Delaware corporation and is a wholly-owned subsidiary of Morgan Stanley.

Neuberger Berman Investment Advisers LLC, (“NBIA”), located at 1290 Avenue of the Americas, New York, New York 10104, along with its predecessor firms and affiliates, have been managing money since 1939 and have specialized in the management of mutual funds since 1950. NBIA is directly owned by Neuberger Berman Investment Advisers Holdings LLC and Neuberger Berman AA LLC, which are subsidiaries of Neuberger Berman Group LLC (“NBG”). NBG is a holding company the subsidiaries of which provide a broad range of global investment solutions to institutions and individuals. NBG’s voting equity is wholly-owned by NBSH Acquisition, LLC, which is controlled by NBIA employees.

Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. The principal address for PIMCO is 650 Newport Center Drive, Newport Beach, California 92660.

PanAgora Asset Management, Inc. (“PanAgora”) is a Delaware corporation located at One International Place, 24th Floor, Boston, Massachusetts 02110. PanAgora was founded in 1985 and incorporated in 1989. The voting interests in PanAgora are indirectly owned by Power Financial Corporation (through a series of subsidiaries, including Great West Lifeco Inc. and Putnam Investments, LLC). In addition, certain PanAgora employees own non-voting interests in PanAgora. Assuming all employee stock and options are issued and exercised, up to 20% of the economic interest in PanAgora would be owned by PanAgora employees.

SSGA Funds Management, Inc. (“SSGA FM”) is a wholly-owned subsidiary of State Street Global Advisors, Inc., which is itself a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. The principal address for SSGA FM is One Iron Street, Boston, Massachusetts 02210.

Schroder Investment Management North America Inc., (“SIMNA”) through its predecessors, has been an investment manager since 1962, and serves as investment adviser to mutual funds and a broad range of institutional investors. Schroders plc, SIMNA’s ultimate parent, is a global asset management company. SIMNA is located at 7 Bryant Park, New York, New York 10018.

TCW Investment Management Company LLC was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. (“TCW”) and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. The Carlyle Group, LP (“Carlyle”), a global alternative asset manager, may be deemed to be a control person of TCW by reason of its control of certain investment funds that indirectly control more than 25% of the voting stock of TCW. Carlyle also controls various other pooled investment vehicles and, indirectly, many of the portfolio companies owned by those funds.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street Baltimore, Maryland 21202, is a Maryland corporation dating back to 1937. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc.

Van Eck Associates Corporation (“VanEck”) is a Delaware corporation located at 666 Third Avenue, 9th Floor, New York, New York 10017. VanEck is a private company wholly owned by members of the van Eck family.

Victory Capital Management Inc. (“Victory”) is a New York corporation, located at 15935 La Cantera Parkway, San Antonio, Texas 78256. Victory is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”), a publically traded Delaware corporation. Victory operates as a multi-boutique asset manager comprised of multiple investment teams, referred to as “investment franchises,” each of which utilizes an independent approach to investing. Sycamore Capital is the investment franchise responsible for managing the Victory Sycamore Mid Cap Value Portfolio.

Wellington Management Company LLP (“Wellington Management”) is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

Wells Capital Management Incorporated (“WellsCap”), headquartered at 525 Market Street, San Francisco, California 94105, is an indirect, wholly-owned subsidiary of Wells Fargo & Company (“Wells Fargo”), a publicly traded diversified financial services company that provides banking, insurance, investment, mortgage and consumer financial services. On February 23, 2021, Wells Fargo announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”) to GTCR LLC (“GTCR”) and Reverence Capital Partners, L.P. (“Reverence Capital Partners”). WFAM is the trade name used by the asset management businesses of Wells Fargo and includes WellsCap. Upon completion of the transaction, GTCR and Reverence Capital will control WFAM, including WellsCap, and Wells Fargo will own a 9.9% equity interest. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.

Western Asset Management Company, LLC (“Western Asset”) is a wholly-owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”), a global investment management organization. Western Asset delegates to its affiliate, Western Asset Management Company Limited (previously defined as Western Asset Limited), any of its responsibilities with respect to transactions in foreign currencies and debt securities denominated in foreign currencies. Western Asset Limited, which acts as an investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, is a wholly-owned subsidiary of Franklin Resources. The principal address for Western Asset is 385 E. Colorado Boulevard, Pasadena, California 91101.

Trust I’s Subadvisory Agreements

As noted above, BIA has delegated for certain Trust I Portfolios responsibility for making day-to-day investment decisions for the Portfolios to subadvisers. Pursuant to a subadvisory agreement (“Subadvisory Agreement”) with the Adviser, each subadviser to a Trust I Portfolio develops a plan for investing the assets of the Portfolio, selects the assets to be purchased and sold by the Portfolio, selects the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiates the payment of commissions, if any, to those broker-dealers. For these services, BIA pays each subadviser a fee based on the applicable Trust I Portfolio’s average daily net assets. The Trust I Portfolios are not responsible for the fees paid to the subadvisers.

Each Subadvisory Agreement will continue in force for an initial term of one year, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually by: (i) the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio; and (ii) the vote of a majority of the Independent Trustees of Trust I by votes cast in person at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Adviser, by the Trustees of Trust I or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days’ prior written notice to the subadviser or by the subadviser on not less than 90 days’ prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon.

Each Subadvisory Agreement provides that the relevant subadviser shall not be subject to any liability to Trust I or the Adviser for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misconduct, bad faith, gross negligence or reckless disregard of its duties on the part of the subadviser.

Trust I relies on an exemptive order from the SEC that permits BIA to enter into a new subadvisory agreement with either a current or a new subadviser that is not an affiliate of BIA or Trust I without obtaining shareholder approval. The Trustees of Trust I must approve any new subadvisory agreements entered into in reliance on the exemptive order, and Trust I must comply with certain other conditions set forth in the order. The exemptive order also permits Trust I to continue to employ an existing unaffiliated subadviser, or to amend an existing subadvisory agreement, without shareholder approval after certain events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Trustees of Trust I. Trust I will notify shareholders of any subadviser changes and any other event of which notification is required under the exemptive order.

If required by law, and subject to the exemptive order obtained by Trust I and BIA, any amendment to a subadvisory agreement or any new subadvisory agreement must be approved by vote of a majority of the outstanding voting securities of the applicable Trust I Portfolio and by vote of a majority of the Trustees who are not interested persons of (i) Trust I or (ii) the applicable Trust I Portfolio’s investment adviser or subadviser.

The Trust I Portfolios’ Subadvisory Fee Schedules

As compensation for services provided by the subadvisers, the Adviser pays to the applicable subadviser a monthly fee at the following annual rates of each Trust I Portfolio’s average daily net assets:

Trust I Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels
AB Global Dynamic Allocation	0.400 0.350 0.300 0.280 0.270 0.260	% % % % % %	First $250 million Next $250 million Next $1.5 billion Next $1.5 billion Next $1.5 billion Over $5 billion

AB International Bond(a)	0.220 0.200 0.180 0.160	% % % %	First $500 million Next $500 million Next $500 million Over $1.5 billion

Trust I Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels

AQR Global Risk Balanced	0.375 0.350 0.325 0.290 0.260	% % % % %	First $250 million Next $500 million Next $250 million Next $2.5 billion Over $3.5 billion

BlackRock Global Tactical Strategies(b)	0.320 0.300 0.250 0.220	% % % %	First $2.5 billion Next $2 billion Next $2 billion Over $6.5 billion

BlackRock High Yield(c)	0.350 0.300	% %	First $500 million Over $500 million

Brighthouse/Aberdeen Emerging Markets Equity(d)	0.700 0.600 0.500 0.400	% % % %	First $250 million Next $250 million Next $500 million Over $1 billion

Brighthouse/Artisan International(e)	0.450 0.400	% %	First $750 million Over $750 million

Brighthouse/Eaton Vance Floating Rate(f)	0.300 0.280	% %	First $500 million Over $500 million

Brighthouse/Franklin Low Duration Total Return(g)	0.180 0.150 0.100 0.080	% % % %	First $150 million Next $350 million Next $500 million Over $1 billion

Brighthouse/Templeton International Bond	0.300 0.280	% %	First $1 billion Over $1 billion

Brighthouse/Wellington Large Cap Research	0.280 0.255 0.230 0.220	% % % %	First $500 million Next $500 million Next $1 billion Over $2 billion

Brighthouse Balanced Plus (Overlay Portion)	0.375 0.350 0.325 0.300	% % % %	First $1 billion Next $1.5 billion Next $2.5 billion Over $5 billion

Brighthouse Small Cap Value	0.500 0.425 0.400	% % %	Fees on the portion of the Portfolio managed by DIFA: First $250 million Next $250 million Over $500 million

Trust I Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels
	0.500 0.425 0.400	% % %	Fees on the portion of the Portfolio managed by WellsCap: First $250 million Next $250 million Over $500 million

Clarion Global Real Estate(h)	0.350 0.300 0.250	% % %	First $250 million Next $750 million Over $1 billion

Harris Oakmark International(i)	0.650 0.600 0.500 0.400	% % % %	First $50 million Next $50 million Next $900 million Over $1 billion

Invesco Balanced-Risk Allocation	0.375 0.350 0.325 0.300	% % % %	First $250 million Next $500 million Next $250 million Over $1 billion

Invesco Comstock	0.400 0.375 0.350 0.250 0.225	% % % % %	First $250 million Next $250 million Next $500 million Next $1 billion Over $2 billion

Invesco Global Equity(j)	0.300 0.260 0.230	% % %	First $100 million Next $200 million Over $300 million

Invesco Small Cap Growth(k)	0.500 0.450	% %	First $1 billion Over $1 billion

JPMorgan Core Bond	0.110%		All Assets

JPMorgan Global Active Allocation	0.375 0.350 0.325 0.300	% % % %	First $1 billion Next $2 billion Next $2 billion Over $5 billion

JPMorgan Small Cap Value	0.500 0.400	% %	First $50 million Over $50 million

Loomis Sayles Global Allocation(l)	0.430 0.400 0.350 0.300	% % % %	First $250 million Next $250 million Next $1 billion Over $1.5 billion

Loomis Sayles Growth(m)	0.265%		All assets

Trust I Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels

MetLife Multi-Index Targeted Risk (Overlay Portion)	0.200 0.185 0.170 0.150	% % % %	First $250 million Next $250 million Next $500 million Over $1 billion

MFS® Research International(n)	0.345 0.325	% %	First $2.5 billion Over $2.5 billion

Morgan Stanley Discovery	0.400 0.350 0.300	% % %	First $500 million Next $350 million Over $850 million

PanAgora Global Diversified Risk	0.350 0.340 0.330 0.300	% % % %	First $250 million Next $500 million Next $250 million Over $1 billion

PIMCO Inflation Protected Bond(o)	0.250 0.200 0.175	% % %	First $1 billion Next $1 billion Over $2 billion

PIMCO Total Return(o)	0.250 0.200 0.175	% % %	First $1 billion Next $2 billion Over $3 billion

Schroders Global Multi-Asset*	0.370 0.340 0.310 0.280 0.250	% % % % %	First $250 million Next $500 million Next $500 million Next $500 million Over $1.75 billion

SSGA Emerging Markets Enhanced Index	0.250 0.200 0.150	% % %	First $250 million Next $250 million Over $500 million

SSGA Growth and Income ETF	0.080 0.050	% %	First $500 million Over $500 million

SSGA Growth ETF	0.080 0.050	% %	First $500 million Over $500 million

TCW Core Fixed Income	0.180 0.100 0.050	% % %	First $500 million Next $1.5 billion Over $2 billion

T. Rowe Price Large Cap Value(p)(q)	If assets are under $100 million:
	0.475 0.425	% %	First $50 million Next $50 million

If assets are $100 million to below $200 million:
	0.375%		on all assets

Trust I Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels
If assets are $200 million to below $500 million:
	0.325%		on all assets

If assets are $500 million to below $1 billion:
	0.300 0.275	% %	on first $500 million on next $500 million

If assets are $1 billion to below $1.5 billion:
	0.275%		on all assets

If assets are $1.5 billion to below $2 billion:
	0.250%		on all assets

If assets are $2 billion to below $3 billion:
	0.245%		on all assets

If assets are $3 billion to below $4 billion:
	0.240%		on all assets

If assets are $4 billion to below $5.5 billion:
	0.230%		on all assets

If assets are $5.5 billion to below $7.5 billion:
	0.225%		on all assets

If assets are $7.5 billion or above:
	0.220%		on all assets

T. Rowe Price Mid Cap Growth	0.500%		All Assets

Victory Sycamore Mid Cap Value	0.340 0.320 0.290	% % %	First $200 million Next $200 million Over $400 million

Wells Capital Management Mid Cap Value	0.400 0.350 0.300	% % %	First $100 million Next $400 million Over $500 million

Western Asset Management Government Income(r)(s)	0.220 0.125 0.100 0.090 0.070	% % % % %	First $100 million Next $400 million Next $500 million Next $1 billion Over $2 billion

*

Schroder Investment Management North America Inc. pays Schroder Investment Management North America Ltd. a fee based on the Portfolio’s average daily net assets. Neither the Portfolio nor the Adviser is responsible for the fees paid to Schroder Investment Management North America Ltd.

(a)

Prior to November 1, 2020, the subadvisory fee rate for AB International Bond was at the annual rate of 0.220% of the first $500 million of the Portfolio’s average daily net assets and 0.200% of such assets over $500 million.

(b)

Prior to January 1, 2021, the subadvisory fee rate for BlackRock Global Tactical Strategies was at the annual rate of 0.350% of the first $1 billion of the Portfolio’s average daily net assets, 0.330% of the next $1.5 billion of such assets, 0.300% of the next $2 billion of such assets, 0.290% of the next $2 billion of such assets, and 0.220% of such assets over $6.5 billion.

(c)	Prior to October 1, 2019 the subadvisory fee rate for BlackRock High Yield was at the annual rate of 0.350% of all assets.

(d)

Prior to October 1, 2019, the subadvisory fee rate for Brighthouse/Aberdeen Emerging Markets Equity was at the annual rate of 0.700% of the first $250 million of the Portfolio’s average daily net assets, 0.600% of the next $250 million, 0.550% of the next $500 million and 0.500% of such assets over $1billion.

(e)	Prior to October 1, 2019, the subadvisory fee rate for Brighthouse/Artisan International was at the annual rate of 0.450% of all assets.

(f)	Prior to January 1, 2021, the subadvisory fee rate for Brighthouse/Eaton Vance Floating Rate was at the annual rate of 0.300% of all assets.

(g)

Prior to December 1, 2020, the subadvisory fee rate for Brighthouse/Franklin Low Duration Total Return was at the annual rate of 0.220% of the first $100 million of the Portfolio’s average daily net assets, 0.210% of the next $150 million of such assets, 0.200% of the next $250 million of such assets, 0.120% of the next $500 million of such assets, and 0.100% of such assets over $1 billion. For purposes of determining the annual subadvisory fee rate, the assets of Brighthouse/Franklin Low Duration Total Return are aggregated with the assets of Brighthouse/Templeton International Bond. The aggregated assets are applied to the above schedule and the resulting effective rate is applied to the actual assets of Brighthouse/Franklin Low Duration Total Return to determine the annual subadvisory fee rate.

(h)

Prior to January 1, 2020, the subadvisory fee rate for Clarion Global Real Estate was at the annual rate of 0.400% of the first $200 million of the Portfolio’s average daily net assets, 0.350% of the next $550 million, 0.300% of the next $250 million and 0.250% of such assets over $1 billion. Prior to January 1, 2019, the subadvisory fee rate for Clarion Global Real Estate was at the annual rate of 0.400% of the first $200 million of the Portfolio’s average daily net assets, 0.350% of the next $550 million and 0.300% of such assets over $750 million.

(i)

Prior to October 1, 2020, the subadvisory fee rate for Harris Oakmark International was at the annual rate of 0.650% of the first $50 million of the Portfolio’s average daily net assets, 0.600% of the next $50 million, 0.500% of the next $900 million, 0.450% of the next $1 billion and 0.400% of such assets over $2 billion.

(j)

Prior to January 1, 2021, the subadvisory fee rate for Invesco Global Equity was at the annual rate of 0.300% of the first $350 million of the Portfolio’s average daily net assets, 0.260% of the next $450 million of such assets, and 0.230% of such assets over $800 million. Prior to January 1, 2019, the subadvisory fee rate for Invesco Global Equity was at the annual rate of 0.300% of the first $350 million of the Portfolio’s average daily net assets, 0.280% of the next $450 million, 0.250% of the next $450 million and 0.230% of such assets over $1.25 billion.

(k)	Prior to January 1, 2019, the subadvisory fee rate for Invesco Small Cap Growth was at the annual rate of 0.550% of all assets.

(l)

Prior to January 1, 2020, the subadvisory fee rate for Loomis Sayles Global Allocation was at the annual rate of 0.450% of the first $250 million of the Portfolio’s average daily net assets, 0.400% of the next $250 million, 0.350% of the next $1 billion, and 0.300% of such assets over $1.5 billion. Prior to July 1, 2018, the subadvisory fee rate for Loomis Sayles Global Allocation was at the annual rate of 0.450% of the first $250 million of the Portfolio’s average daily net assets, 0.400% of the next $250 million, 0.375% of the next $500 million, and 0.350% of such assets over $1 billion.

(m)

Prior to December 16, 2019, the subadvisory fee rate for Loomis Sayles Growth was at the annual rate of 0.350% of the first $500 million of the Portfolio’s average daily net assets, 0.300% of the next $500 million, 0.250% of the next $1 billion, 0.200% of the next $1 billion, and 0.180% of such assets over $3 billion.

(n)

Prior to February 1, 2018, the subadvisory fee rate for MFS® Research International was at the annual rate of 0.450% of the first $250 million of the Portfolio’s average daily net assets, 0.400% of the next $750 million, 0.350% of the next $1 billion, and 0.300% of such assets over $2 billion.

(o)

PIMCO will waive a portion of its subadvisory fees based on the total assets and number of portfolios subadvised by PIMCO. If PIMCO is subadvising three or more 1940 Act portfolios and managing $5.5 billion or more in assets for the Adviser, PIMCO will calculate a quarterly blended discount and apply the discount to the subadvisory fee amounts for PIMCO Total Return and PIMCO Inflation Protected Bond. The discount chart that PIMCO has agreed to is: 2.5% discount factor on the first $2.5 billion of combined PIMCO Total Return and PIMCO Inflation Protected Bond assets under management, 5.0% on the next $2.5 billion, 7.5% on the next $2.5 billion and 10.0% on such assets over $7.5 billion.

(p)

With respect to T. Rowe Price Large Cap Value, T. Rowe Price will provide the Adviser a transitional fee credit to eliminate any discontinuity between the fee schedules that takes effect once assets exceed fee breakpoint levels at $100 million, $200 million, $500 million, $1 billion, or $1.5 billion. A credit will apply at an asset range between approximately $83.3 million and $100 million, $175 million and $200 million, $464.3 million and $500 million, $958.3 million and $1 billion, and $1.375 billion and $1.5 billion. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $100 million, when the fee schedule of 0.400% for all average net assets would be triggered, (b) fall below a threshold of approximately $83.3 million, where the tiered fee schedule as presented above would be fully re-applied, (c) exceed $200 million, when the fee schedule of 0.350% for all average net assets would be triggered, (d) fall below a threshold of $175 million, where the flat 0.400% fee schedule would be fully re-applied, (e) exceed $500 million, when the fee schedule of 0.325% for all average net assets would be triggered, (f) fall below a threshold of approximately $464.3 million, where the flat 0.350% fee schedule would be fully re-applied, (g) exceed $ 1 billion, when the fee schedule of 0.300% for all average net assets would be triggered, (h) fall below a threshold of approximately $958.3 million, where the tiered fee schedule as presented above would be fully re-applied, (i) exceed $1.5 billion, when the fee schedule of 0.275% for all average net assets would be triggered, or (j) fall below a threshold of approximately $1.375 billion, where the flat 0.300% fee schedule would be fully re-applied.

(q)

Prior to July 1, 2020, the subadvisory fee rate for T. Rowe Price Large Cap Value was identical to the current subadvisory fee rate shown in the table above, except that if the Portfolio’s average daily net assets were $1.5 billion or above the annual rate was 0.250% on all assets.

(r)

Prior to April 29, 2019, the subadvisory fee rate for Western Asset Management Government Income was at the annual rate of 0.220% of the first $100 million of the Portfolio’s average daily net assets, 0.140% of the next $400 million, 0.100% of the next $800 million and 0.090% of such assets over $1.3 billion.

(s)

For purposes of determining the annual subadvisory fee rate, the assets of Western Asset Management Government Income are aggregated with the assets of Western Asset Management U.S. Government. The aggregated assets are applied to the above schedule and the resulting effective rate is applied to the actual assets of Western Asset Management Government Income to determine the annual subadvisory fee rate.

Subadvisory Fees Paid to the Trust I Portfolios’ Subadviser

The following table shows the fees paid with respect to the Trust I Portfolios to each subadviser (or prior subadviser) by the Adviser or current affiliates of the Adviser for the fiscal years ended December 31, 2020, December 31, 2019, and December 31, 2018.

	Amount Paid by BIA
Trust I Portfolio	2020	2019		2018
AB Global Dynamic Allocation	$12,022,046	$12,944,838		$13,927,457

AB International Bond	2,041,300	1,430,068	(1)	—

AQR Global Risk Balanced	9,124,176	10,046,084		10,665,852

	Amount Paid by BIA
Trust I Portfolio	2020	2019		2018

BlackRock Global Tactical Strategies	$18,806,572	$20,440,734		$21,502,357

BlackRock High Yield	2,451,920	2,416,742		2,390,146

Brighthouse/Aberdeen Emerging Markets Equity	5,301,899	6,262,769		7,865,527

Brighthouse/Artisan International	4,805,480	5,232,705		5,195,340

Brighthouse/Eaton Vance Floating Rate	2,221,075	2,326,885		2,461,792

Brighthouse/Franklin Low Duration Total Return	1,241,817	1,301,749		1,354,066

Brighthouse/Templeton International Bond	3,045,121	3,336,232		3,792,864

Brighthouse/Wellington Large Cap Research	4,857,603	4,867,606		5,086,257

Brighthouse Balanced Plus	12,276,269	12,409,697		12,663,568

Brighthouse Small Cap Value	4,305,588	4,351,312		4,657,629

Clarion Global Real Estate	3,443,330	4,194,007		4,626,111

Harris Oakmark International	12,274,660	13,845,876		14,911,000

Invesco Balanced-Risk Allocation	4,115,922	4,431,318		4,727,312

Invesco Comstock	6,214,148	6,781,166		7,472,858

Invesco Global Equity	3,259,862	3,321,268		3,797,957

Invesco Small Cap Growth	5,173,572	5,031,347		6,159,531

JPMorgan Core Bond	1,669,766	1,928,697		2,550,482

JPMorgan Global Active Allocation	7,110,370	7,487,554		7,558,386

JPMorgan Small Cap Value	1,871,549	1,952,752		2,120,436

Loomis Sayles Global Allocation	1,847,380	1,900,900		1,973,062

Loomis Sayles Growth	7,024,815	7,013,133		7,758,368

MetLife Multi-Index Targeted Risk	856,969	913,709		917,266

MFS® Research International	5,780,761	5,987,268		6,510,891

Morgan Stanley Discovery	6,082,734	4,491,942		4,207,219

PanAgora Global Diversified Risk	805,891	773,736		802,458

PIMCO Inflation Protected Bond	4,618,114	4,801,659		5,142,936

PIMCO Total Return	9,706,829	9,983,221		10,615,711

Schroders Global Multi-Asset	5,196,934	5,635,848		5,259,956

SSGA Emerging Markets Enhanced Index	813,520	544,620	(1)	—

SSGA Growth and Income ETF	1,196,948	1,272,965		1,382,835

SSGA Growth ETF	547,345	571,706		610,201

TCW Core Fixed Income	2,173,615	2,312,110		2,491,310

T. Rowe Price Large Cap Value	6,211,009	6,989,147		8,284,830

	Amount Paid by BIA
Trust I Portfolio	2020	2019	2018

T. Rowe Price Mid Cap Growth	$7,367,039	$7,504,239	$7,885,488

Victory Sycamore Mid Cap Value	2,654,557	2,933,581	3,210,459

Wells Capital Management Mid Cap Value	1,662,042	1,789,552	1,857,287

Western Asset Management Government Income	958,661	1,009,919	1,280,971

(1)	For the period April 29, 2019 through December 31, 2019.

Trust II’s Subadvisory Agreements

As noted above, BIA has delegated for certain Trust II Portfolios responsibility for making day-to-day investment decisions for the Portfolios to subadvisers. Pursuant to a Subadvisory Agreement with the Adviser, each subadviser to a Trust II Portfolio develops a plan for investing the assets of the Portfolio, selects the assets to be purchased and sold by the Portfolio, selects the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiates the payment of commissions, if any, to those broker-dealers. For these services, BIA pays each subadviser a fee based on the applicable Trust II Portfolio’s average daily net assets. The Trust II Portfolios are not responsible for the fees paid to the subadvisers.

Each Subadvisory Agreement with respect to the Trust II Portfolios provides that it will continue in effect after an initial term of one year only if it is approved at least annually thereafter (i) by the Board of Trustees of Trust II, or by the vote of a majority of the outstanding shares of the applicable Portfolio, and (ii) by vote of a majority of those trustees who are not interested persons of Trust II or the applicable Portfolio’s investment adviser or subadviser, cast in person at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement provides that it shall terminate automatically if assigned, except as otherwise provided by any rule of, or action by, the SEC, or if the Advisory Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Adviser, by the Trustees of Trust II or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days’ prior written notice to the subadviser or by the subadviser upon 90 days’ prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon.

Each Subadvisory Agreement provides that the relevant subadviser shall not be subject to any liability to Trust II or the Adviser in connection with the performance of its portfolio management services thereunder in the absence of willful misconduct, bad faith, reckless disregard or gross negligence of its obligations and duties under the Subadvisory Agreement.

Trust II relies on an exemptive order from the SEC that permits BIA to enter into a new subadvisory agreement with either a current or a new subadviser that is not an affiliate of BIA or Trust II without obtaining shareholder approval. The Trustees of Trust II must approve any new subadvisory agreements entered into in reliance on the exemptive order, and Trust II must comply with certain other conditions set forth in the order. The exemptive order also permits Trust II to continue to employ an existing unaffiliated subadviser, or to amend an existing subadvisory agreement, without shareholder approval after certain events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Trustees of Trust II. Trust II will notify shareholders of any subadviser changes and any other event of which notification is required under the exemptive order.

If required by law, and subject to the exemptive order obtained by Trust II and BIA, any amendment to a subadvisory agreement or any new subadvisory agreement must be approved by vote of a majority of the outstanding voting securities of the applicable Trust II Portfolio and by vote of a majority of the Trustees who are not interested persons of (i) Trust II or (ii) the applicable Trust II Portfolio’s investment adviser or subadviser.

The Trust II Portfolios’ Subadvisory Fee Schedules

As compensation for services provided by the subadvisers, the Adviser pays to the applicable subadviser a monthly fee at the following annual rates of each Trust II Portfolio’s average daily net assets:

Trust II Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
Baillie Gifford International Stock	0.600% 0.500% 0.400% 0.300% 0.250%	First $25 million Next $75 million Next $300 million Next $600 million Over $1 billion

BlackRock Bond Income	0.120% 0.080%	First $1 billion Over $1 billion

BlackRock Capital Appreciation	0.250% 0.210% 0.190%	First $1.5 billion Next $1 billion Over $2.5 billion

BlackRock Ultra-Short Term Bond	0.060%	All Assets

Brighthouse/Artisan Mid Cap Value(a)	0.400% 0.350% 0.300%	First $500 million Next $500 million Over $1 billion

Brighthouse/Dimensional International Small Company(b)	0.400%	All Assets

Brighthouse/Wellington Balanced	0.235% 0.210%	First $750 million Over $750 million

Brighthouse/Wellington Core Equity Opportunities	0.280% 0.255% 0.230% 0.220%	First $500 million Next $500 million Next $2 billion Over $3 billion

Frontier Mid Cap Growth	0.400% 0.350% 0.325% 0.300%	First $500 million Next $350 million Next $300 million Over $1.15 billion

Jennison Growth	0.350% 0.250% 0.220%	First $500 million Next $500 million Over $1 billion

Loomis Sayles Small Cap Core(c)	0.470% 0.450% 0.400%	First $100 million Next $100 million Over $200 million

Loomis Sayles Small Cap Growth(d)	0.520% 0.500% 0.400% 0.450%	First $100 million Next $100 million Next $300 million Over $500 million

MetLife Aggregate Bond Index	0.040% 0.030% 0.015%	First $500 million Next $500 million Over $1 billion

Trust II Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels

MetLife Mid Cap Stock Index	0.030% 0.020% 0.010%	First $500 million Next $500 million Over $1 billion

MetLife MSCI EAFE® Index	0.050% 0.040% 0.020%	First $500 million Next $500 million Over $1 billion

MetLife Russell 2000® Index	0.040% 0.030% 0.015%	First $500 million Next $500 million Over $1 billion

MetLife Stock Index	0.020% 0.015% 0.010% 0.005%	First $500 million Next $500 million Next $1 billion Over $2 billion

MFS® Total Return(e)	0.350% 0.280% 0.250% 0.225%	First $200 million Next $300 million Next $500 million Over $1 billion

MFS® Value	0.350% 0.300% 0.275% 0.200% 0.175%	First $100 million Next $400 million Next $1 billion Next $1.5 billion Over $3 billion

Neuberger Berman Genesis	0.500% 0.450% 0.400%	First $500 million Next $250 million Over $750 million

T. Rowe Price Large Cap Growth(f)	If assets are equal to or less than $100 million:
	0.500% 0.400%	First $50 million Over $50 million
If assets are between $100 million and $1 billion:
	0.400% 0.375% 0.350%	First $250 million Next $250 million Over $500 million
If assets exceed $1 billion:
	0.300% 0.275%	First $3 billion Over $3 billion

T. Rowe Price Small Cap Growth	0.350% 0.300% 0.250%	First $100 million Next $300 million Over $400 million

VanEck Global Natural Resources(g)	0.450% 0.425% 0.400% 0.375%	First $250 million Next $250 million Next $500 million Over $1 billion

Trust II Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels

Western Asset Management Strategic Bond Opportunities	0.300% 0.200% 0.175% 0.150% 0.125%	First $100 million Next $400 million Next $500 million Next $1 billion Over $2 billion

Western Asset Management U.S. Government(h)(i)	0.220% 0.125% 0.100% 0.090% 0.070%	First $100 million Next $400 million Next $500 million Next $1 billion Over $2 billion

(a)

Prior to October 1, 2019, the subadvisory fee rate for Brighthouse/Artisan Mid Cap Value was at the annual rate of 0.430% of the first $500 million of the Portfolio’s average daily net assets, 0.400% of the next $500 million, and 0.370% of such assets over $1 billion.

(b)	Prior to March 1, 2021, the subadvisory fee rate for Brighthouse/Dimensional International Small Company was at the annual rate of 0.500% of all assets.

(c)

Prior to January 1, 2020, the subadvisory fee rate for Loomis Sayles Small Cap Core was at the annual rate of 0.550% of the first $25 million of the Portfolio’s average daily net assets, 0.500% of the next $75 million, 0.450% of the next $100 million and 0.400% of such assets over $200 million.

(d)

Prior to January 1, 2020, the subadvisory fee rate for Loomis Sayles Small Cap Growth was at the annual rate of 0.550% of the first $100 million of the Portfolio’s average daily net assets, 0.500% of the next $100 million, 0.400% of the next $300 million and 0.450% of such assets over $500 million.

(e)

Prior to January 1, 2021, the subadvisory fee rate for MFS® Total Return was at the annual rate of 0.350% of the first $250 million of the Portfolio’s average daily net assets, 0.300% of the next $1 billion, 0.250% of the next $250 million and 0.200% of such assets over $1.5 billion.

(f)

With respect to the T. Rowe Price Large Cap Growth, T. Rowe Price will provide the Adviser a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the flat fee schedule that takes effect once assets exceed fee breakpoint levels at $100 million or $1 billion. A credit will apply at an asset range between approximately $87.5 million and $100 million, and $946.4 million and $1 billion. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either: (a) exceed $100 million, when the fee schedule of 0.400% for all average net assets would be triggered, but remain less than $946.4 million, (b) fall below a threshold of approximately $87.5 million, where the tiered fee schedule as presented above would be fully re-applied, (c) exceed $1 billion, when the fee schedule of 0.350% for all average net assets would be triggered, or (d) fall below a threshold of approximately $946.4 million, where the tiered fee schedule as presented above would be fully re-applied. Prior to July 1, 2020, the subadvisory rate for T. Rowe Price Large Cap Growth if assets exceeded $1 billion was at an annual rate of 0.300% of all assets.

(g)

Prior to January 1, 2020, the subadvisory fee rate for VanEck Global Natural Resources was at the annual rate of 0.475% of the first $250 million of the Portfolio’s average daily net assets, 0.450% of the next $250 million, 0.425% of the next $500 million and 0.400% of such assets over $1 billion. Prior to January 1, 2019, the subadvisory fee rate for VanEck Global Natural Resources was at the annual rate of 0.500% of the first $250 million of the Portfolio’s average daily net assets, 0.475% of the next $250 million and 0.450% of such assets over $500 million.

(h)

Prior to April 29, 2019, the subadvisory fee rate for Western Asset Management U.S. Government was at the annual rate of 0.250% of the first $100 million of the Portfolio’s average daily net assets, 0.125% of the next $400 million, 0.100% of the next $500 million, 0.090% of the next $1 billion and 0.080% of such assets over $2 billion.

(i)

For purposes of determining the annual subadvisory fee rate, the assets of Western Asset Management U.S. Government are aggregated with the assets of Western Asset Management Government Income. The aggregated assets are applied to the above schedule and the resulting effective rate is applied to the actual assets of Western Asset Management U.S. Government to determine the annual subadvisory fee rate.

Subadvisory Fees Paid to the Trust II Portfolios’ Subadvisers

The following table shows the fees paid with respect to the Trust II Portfolios to each subadviser (or prior subadviser) by the Adviser or current affiliates of the Adviser for the fiscal years ended December 31, 2020, December 31, 2019, and December 31, 2018.

	Amount Paid by BIA
Trust II Portfolio	2020	2019	2018
Baillie Gifford International Stock	$5,614,103	$5,694,177	$5,680,444

BlackRock Bond Income	3,074,800	3,165,953	3,395,494

BlackRock Capital Appreciation	4,360,270	4,205,059	4,424,296

BlackRock Ultra-Short Term Bond	525,642	487,483	487,650

Brighthouse/Artisan Mid Cap Value	3,111,695	3,718,295	4,265,410

Brighthouse/Dimensional International Small Company	3,093,672	3,165,555	3,413,062

Brighthouse/Wellington Balanced	2,451,659	2,402,659	2,445,536

Brighthouse/Wellington Core Equity Opportunities	7,430,319	7,779,304	8,137,946

Frontier Mid Cap Growth	4,312,070	4,270,282	4,335,568

Jennison Growth	7,248,418	6,715,398	7,052,327

Loomis Sayles Small Cap Core	1,586,252	1,829,512	2,008,712

Loomis Sayles Small Cap Growth	1,727,382	1,623,972	1,721,912

MetLife Aggregate Bond Index	591,192	577,117	591,932

MetLife Mid Cap Stock Index	242,589	253,380	260,585

MetLife MSCI EAFE® Index	450,709	455,321	467,153

MetLife Russell 2000® Index	297,843	317,128	339,716

MetLife Stock Index	519,033	514,411	521,874

MFS® Total Return	2,245,616	2,415,880	2,599,920

MFS® Value	7,539,162	7,992,865	8,084,024

Neuberger Berman Genesis	4,707,731	4,773,800	5,101,880

T. Rowe Price Large Cap Growth	6,691,522	6,421,911	6,744,404

T. Rowe Price Small Cap Growth	3,353,084	3,371,476	3,528,422

VanEck Global Natural Resources	4,362,591	4,854,028	5,249,767

Western Asset Management Strategic Bond Opportunities	4,624,898	4,830,361	5,100,992

Western Asset Management U.S. Government	1,798,072	1,937,556	2,229,814

Investment Adviser to the Master Fund

For information regarding the investment adviser to the Master Fund, including information regarding the portfolio counselors’ compensation, other accounts managed and ownership of shares of the Master Fund to the extent applicable, see the Master Fund’s statement of additional information, which is delivered together with this SAI.

Portfolio Management of the Trust I Portfolios and Trust II Portfolios

Appendix C to this SAI contains information regarding the committee members’ or portfolio managers’ compensation, other accounts managed and ownership of shares of the Portfolios to the extent applicable.

Payments to Insurance Companies

The separate accounts of certain insurance companies invest in registered investment companies to which the Adviser serves as investment adviser. Some of these insurance companies are owned directly or indirectly by Brighthouse Financial (the “Brighthouse Insurance Companies”) and some are owned directly or indirectly by MetLife, Inc. (the “MetLife Insurance Companies”). The members of the Adviser include each of the Brighthouse Insurance Companies, and each member’s interest in the Adviser entitles the member to share in the profit and loss of the Adviser in proportion to the profit and loss of the Adviser attributable to customers of that insurance company. The MetLife Insurance Companies are not members of the Adviser, but the Adviser compensates such insurance companies for the services they provide to the Trusts and/or to the holders of insurance contracts issued by separate accounts of such insurance companies that invest in the Portfolios.

Marketing Support Payments by Trust I and Trust II

The subadvisers and/or their affiliates may provide insurance companies, including insurance companies affiliated with BIA, with wholesaling services that assist in the distribution of the variable life insurance, variable annuity and group annuity products for which the Trusts serve as an investment vehicle and may pay such insurance companies amounts to participate in sales meetings. These amounts may be significant and may provide a subadviser and/or its affiliates with increased access to persons involved in the distribution of such insurance products.

Administrator to Trust I and Trust II

Pursuant to an amended and restated master administration agreement (“Administration Agreement”), State Street Bank and Trust Company (“Administrator”) assists the Adviser in the performance of its administrative services to the Trusts and provides the Trusts with other necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trusts.

The Administrator was organized as a Massachusetts trust company. Its principal place of business is at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. Under the Administration Agreement, the Administrator is entitled to a fee from the Trusts, which is calculated daily and paid monthly, at an annual rate of up to 0.011% of the average daily net assets of each Portfolio of the Trusts. The Administration Agreement continues in effect for successive periods of one year, unless terminated by any party upon not less than sixty (60) days’ prior written notice to the other party. For the years ended December 31, 2020, December 31, 2019, and December 31, 2018, an aggregate $3,417,817, $3,178,254, and $2,847,751, respectively, was paid to the Administrator by Trust I. For the years ended December 31, 2020, December 31, 2019, and December 31, 2018, an aggregate of $2,079,524, $1,866,466, and $1,632,287, respectively, was paid to the Administrator by Trust II.

The Trusts’ Distribution Arrangements

Brighthouse Securities, LLC (previously defined as the Distributor) is the distributor for the Trusts. The Distributor is an affiliate of the Trusts. Under a distribution agreement (“Distribution Agreement”) with each Trust, the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio, which are sold at the net asset value of such Class without any sales charge. The offering of each Portfolio’s shares is continuous. Shares are offered for sale only to separate accounts of insurance companies, including insurance companies affiliated with BIA. In the future, the Trusts may offer shares to be purchased by separate accounts of other life insurance companies to support insurance contracts they issue. The Distributor receives no compensation from the Trusts or purchasers of a Portfolio’s shares for acting as distributor of a Portfolio’s Class A shares. The Distribution Agreement does not obligate the Distributor to sell a specific number of shares.

The following is a description of the Distribution and Services Plan for the Trusts:

Pursuant to a Distribution and Services Plan (the “Plan”) relating to Class B, Class C, and Class E shares of each Trust I Portfolio and to Class B, Class D, Class E, Class F and Class G shares of each Trust II Portfolio, adopted under Rule 12b-1 under the 1940 Act, the Trusts may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of Trust I and the Class B, Class D, Class E, Class F and Class G shares of Trust II. Each Portfolio may not offer shares of each Class. The Distributor may pay all or any portion of the Service Fee in respect of a Class of any Portfolio to insurance companies, securities dealers or other financial intermediaries (including, but not limited to, any affiliate of the Distributor) as service fees pursuant to agreements with such organizations for providing personal services to investors in such Class and/or the maintenance of shareholder and contract owner accounts, and may retain all or any portion of the Service Fee in respect of such Class as compensation for providing personal services to investors in such Class and/or the maintenance of shareholder accounts.

The Plan also authorizes Trust I, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Trust I Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor, and Trust II, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Trust II Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. The Distributor may pay all or any portion of the Distribution Fee in respect of a Class of any Portfolio to insurance companies, securities dealers or other financial intermediaries (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of shares of such Class, and may retain all or any portion of the Distribution Fee in respect of such Class as compensation for the Distributor’s services as principal underwriter of the shares of such Class.

Under the Distribution Agreement with respect to Trust I, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares, and with respect to Trust II, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares.

The Plan is known as a “compensation plan” because the Trusts make payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. The Board of Trustees of the Trusts will take into account the level of expenditures in connection with their annual consideration of whether to renew the Plan. The Fees payable with respect to a particular Class of a Portfolio may not be used to subsidize the distribution of shares of, or provision of shareholder services to, any other class of any Portfolio. Subject to the foregoing sentence, some or all of the Fees paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of Class B, Class D, Class E, Class F and Class G shares, including but not limited to the following:

(a) printing and mailing of prospectuses, statements of additional information and reports for prospective purchasers of variable annuity or variable life insurance contracts (“Variable Contracts”) investing indirectly in a Class of shares of the Portfolios;

(b) expenses relating to the development, preparation, printing and mailing of the Trusts’ advertisements, sales literature and other promotional materials describing and/or relating to the Trusts;

(c) holding seminars and sales meetings designed to promote the distribution of a Class of shares;

(d) expenses of obtaining information and providing explanations to Variable Contract owners regarding investment objectives and policies and other information about the Trusts and their Portfolios, including the performance of the Portfolios;

(e) expenses of training sales personnel regarding the Trusts;

(f) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Trusts;

(g) compensation to and expenses of employees of the Distributor, including overhead and telephone expenses, who engage in the distribution of a Class of shares; and

(h) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts.

The Board of Trustees of the Trusts, including the Independent Trustees and the trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to the Plan (“Qualified Trustees”), has determined, in the exercise of its reasonable business judgment, that the Plan is reasonably likely to benefit Trust I and the shareholders of Class B, Class C, and Class E shares of each Trust I Portfolio, and Trust II and the shareholders of Class B, Class D, Class E, Class F and Class G shares of each Trust II Portfolio, and has approved the Plan’s adoption. The Trusts anticipate that the Plan will enhance the sales of Class B, Class C, and Class E shares of Trust I, and Class B, Class D, Class E, Class F and Class G shares of Trust II and increase or help to maintain the assets of each Portfolio, which over time, may allow the shareholders and beneficial owners of each Class to benefit from certain economies of scale with respect to fixed costs of each Portfolio.

The Plan and any related agreement that is entered into by the Trusts in connection with the Plan will continue in effect for a period of more than one year only so long as the continuance is specifically approved at least annually by a vote of the majority of the Trusts’ Board of Trustees, including a majority of the Qualified Trustees, or, with respect to any Class by a vote of the outstanding voting securities of that Class, cast in person at a meeting called for the purpose of voting on the Plan or any such related agreement. Also, the Plan and any such related agreement may be terminated, with respect to any Class, at any time by vote of a majority of the outstanding shares of that Class of that Portfolio or by vote of a majority of the Qualified Trustees. The Plan also provides that it may not be amended, with respect to any Class of any Portfolio, to increase materially the amount of fees payable thereunder without the approval of such Class of shares.

Total Fees Paid to the Distributor for Trust I

The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Plan for Class B, Class C and Class E shares of Trust I for the year ended December 31, 2020:*

Trust I Portfolio	Total Distribution Fee Paid to Distributor
AB Global Dynamic Allocation	$10,089,858
AB International Bond	9,468
American Funds® Balanced Allocation	24,564,468
American Funds® Growth	7,798,880
American Funds® Growth Allocation	16,004,445
American Funds® Moderate Allocation	13,752,467
AQR Global Risk Balanced	7,348,428
BlackRock Global Tactical Strategies	15,021,313
BlackRock High Yield	917,868
Brighthouse/Aberdeen Emerging Markets Equity	1,215,345
Brighthouse/Artisan International	718
Brighthouse/Eaton Vance Floating Rate	300,727
Brighthouse/Franklin Low Duration Total Return	639,582
Brighthouse/Templeton International Bond	103,851
Brighthouse/Wellington Large Cap Research	368,193
Brighthouse Asset Allocation 100	2,434,252
Brighthouse Balanced Plus	28,950,361
Brighthouse Small Cap Value	839,968
Clarion Global Real Estate	1,058,713
Harris Oakmark International	2,298,130
Invesco Balanced-Risk Allocation	3,335,462
Invesco Comstock	2,036,579
Invesco Global Equity	883,679
Invesco Small Cap Growth	1,125,381
JPMorgan Core Bond	1,160,340
JPMorgan Global Active Allocation	4,900,264
JPMorgan Small Cap Value	65,905
Loomis Sayles Global Allocation	741,752
Loomis Sayles Growth	2,259,458
MetLife Multi-Index Targeted Risk	4,582,976
MFS® Research International	1,349,214
Morgan Stanley Discovery	1,487,878
Panagora Global Diversified Risk	575,669
PIMCO Inflation Protected Bond	2,508,730
PIMCO Total Return	6,670,760
Schroders Global Multi-Asset	4,039,612
SSGA Emerging Markets Enhanced Index	4,001
SSGA Growth and Income ETF	5,160,983
SSGA Growth ETF	1,900,079
TCW Core Fixed Income	1,334
T. Rowe Price Large Cap Value	2,503,424
T. Rowe Price Mid Cap Growth	2,564,436
Victory Sycamore Mid Cap Value	1,491,383
Wells Capital Management Mid Cap Value	347,368
Western Asset Management Government Income	2,529,570

*

Other than the American Funds® Balanced Allocation, American Funds® Growth, American Funds® Growth Allocation and American Funds® Moderate Allocation Portfolios, the Portfolios currently do not offer Class C shares.

Total Fees Paid to the Distributor for Trust II

The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Plan for Class B, Class D, Class E, Class F and Class G shares of Trust II for the year ended December 31, 2020:

Trust II Portfolio	Total Distribution Fee Paid to Distributor
Baillie Gifford International Stock	$794,620
BlackRock Bond Income	1,334,252
BlackRock Capital Appreciation	680,121
BlackRock Ultra-Short Term Bond	1,203,960
Brighthouse/Artisan Mid Cap Value	773,532
Brighthouse/Dimensional International Small Company	185,427
Brighthouse/Wellington Balanced	194,660
Brighthouse/Wellington Core Equity Opportunities	2,568,054
Brighthouse Asset Allocation 20	1,351,260
Brighthouse Asset Allocation 40	12,507,949
Brighthouse Asset Allocation 60	28,383,777
Brighthouse Asset Allocation 80	22,790,714
Frontier Mid Cap Growth	498,009
Jennison Growth	2,586,850
Loomis Sayles Small Cap Core	344,420
Loomis Sayles Small Cap Growth	162,686
MetLife Aggregate Bond Index	3,123,450
MetLife Mid Cap Stock Index	1,287,344
MetLife MSCI EAFE® Index	1,244,524
MetLife Russell 2000® Index	1,006,999
MetLife Stock Index	5,173,236
MFS® Total Return	1,164,344
MFS® Value	2,337,665
Neuberger Berman Genesis	868,350
T. Rowe Price Large Cap Growth	2,599,527
T. Rowe Price Small Cap Growth	988,197
VanEck Global Natural Resources	236,878
Western Asset Management Strategic Bond Opportunities	2,364,695
Western Asset Management U.S. Government	978,195

The amounts received by the Distributor have been used (and the amounts to be received by the Distributor are expected to be used) to defray various costs incurred or paid by the Distributor in connection with personal services to and/or the maintenance of shareholder and contract owner accounts, commissions, the printing and mailing of prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B, Class C, and Class E shares of Trust I, and Class B, Class D, Class E, Class F, and Class G shares of Trust II.

Rule 12b-1 Plan of the Master Fund

The Master Fund has not adopted a Plan of Distribution for its Class 1 shares pursuant to Rule 12b-1 under the 1940 Act.

Codes of Ethics

Each Trust, the Adviser, each subadviser, and the Distributor has each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that establishes procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of a Trust might take advantage of that knowledge for their own benefit. Although each Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of any Portfolio of a Trust from investing in securities, including securities that may be purchased or held by a Portfolio, it does regulate such personal securities investing so that conflicts of interest may be mitigated.

Custodial Arrangements

State Street Bank and Trust Company (“State Street Bank”), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the Trusts. Under the custody agreement, State Street Bank holds the Portfolios’ securities, provides fund accounting and keeps all necessary records and documents.

Transfer Agent

Brighthouse Life Insurance Company, located at 11225 North Community House Road, Charlotte, North Carolina 28277, serves as transfer agent for the Trusts.

Legal Matters

Certain legal matters are passed on for the Trusts by Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, serves as the Trusts’ independent registered public accounting firm.

Securities Lending Activities

JPMorgan Chase Bank, National Association (“JPMorgan Chase”), serves as the Trusts’ securities lending agent.

The income earned by the Portfolios as well as the fees and/or compensation paid by the Portfolios (in dollars) pursuant to a securities lending agreement between JPMorgan Chase and the Portfolios (the “Securities Lending Agreement”) for the fiscal year ended December 31, 2020 are shown in the tables below. The Portfolios did not pay any cash collateral management fees, separate administrative fees, separate indemnification fees or other fees not reflected in the table below. Net income from securities lending activities may differ from the amount reported in a Portfolio’s annual report, which reflects estimated accruals.

		Fees and/or compensation paid by the Portfolios for securities lending activities and related services
Trust I Portfolio	Gross income earned by the Portfolio from securities lending activities	Fees paid to JPMorgan Chase from a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split		Aggregate fees/ compensation paid by the Portfolio for securities lending activities	Net income from securities lending activities
AB Global Dynamic Allocation Portfolio	$1,966,899	$90,793	$1,058,519	$8,000	(1)	$1,157,312	$809,587
AB International Bond Portfolio	49,712	3,400	15,656	8,000	(1)	27,056	22,656
BlackRock Global Tactical Stategies Portfolio	10,905,693	467,627	6,229,083	8,000	(1)	6,704,710	4,200,983

		Fees and/or compensation paid by the Portfolios for securities lending activities and related services
Trust I Portfolio	Gross income earned by the Portfolio from securities lending activities	Fees paid to JPMorgan Chase from a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split		Aggregate fees/ compensation paid by the Portfolio for securities lending activities	Net income from securities lending activities
BlackRock High Yield Portfolio	$227,692	$11,244	$114,953	$8,000	(1)	$134,197	$93,495
Brighthouse Small Cap Value Portfolio	1,090,556	49,659	593,306	8,000	(1)	650,965	439,591
Brighthouse/Aberdeen Emerging Markets Equity Portfolio	41,550	1,991	21,634	8,000	(1)	31,625	9,925
Brighthouse/Artisan International Portfolio	224,583	19,943	25,130	8,000	(1)	53,073	171,510
Brighthouse/Franklin Low Duration Total Return Portfolio	244,436	16,910	75,224	8,000	(1)	100,134	144,302
Brighthouse/Templeton International Bond Portfolio	121,956	3,228	89,670	8,000	(1)	100,898	21,058
Brighthouse/Wellington Large Cap Research Portfolio	2,209,803	127,925	930,074	8,000	(1)	1,065,999	1,143,804
Clarion Global Real Estate Portfolio	560,963	27,079	290,082	8,000	(1)	325,161	235,802
Harris Oakmark International Portfolio	572,912	43,692	135,975	8,000	(1)	187,667	385,245
Invesco Comstock Portfolio	745,818	28,443	461,304	8,000	(1)	497,747	248,071
Invesco Global Equity Portfolio	333,170	13,668	196,391	8,000	(1)	218,059	115,111
Invesco Small Cap Growth Portfolio	1,610,494	70,988	900,349	8,000	(1)	979,337	631,157
JPMorgan Core Bond Portfolio	211,665	—	109,407	20,524	(2)	129,931	81,734
JPMorgan Global Active Allocation Portfolio	616,759	—	252,763	55,669	(2)	308,432	308,327
JPMorgan Small Cap Value Portfolio	740,110	—	181,646	26,549	(2)	208,195	531,915
Loomis Sayles Global Allocation Portfolio	168,692	12,755	41,074	8,000	(1)	61,829	106,863
Loomis Sayles Growth Portfolio	1,220,268	37,956	840,681	8,000	(1)	886,637	333,631
MFS Research International Portfolio	149,147	11,030	38,837	8,000	(1)	57,867	91,280
Morgan Stanley Discovery Portfolio	4,712,767	352,560	1,186,860	8,000	(1)	1,547,420	3,165,347
Schroders Global Multi-Asset Portfolio	1,164,710	39,801	766,358	8,000	(1)	814,159	350,551
SSGA Emerging Markets Enhanced Index Portfolio	86,052	7,136	14,648	8,000	(1)	29,784	56,268
SSGA Growth and Income ETF Portfolio	4,639,275	260,576	2,033,413	8,000	(1)	2,301,989	2,337,286
SSGA Growth ETF Portfolio	1,611,467	87,336	738,020	8,000	(1)	833,356	778,111
T. Rowe Price Large Cap Value Portfolio	1,398,435	71,724	681,034	8,000	(1)	760,758	637,677
T. Rowe Price Mid Cap Growth Portfolio	1,559,380	69,978	859,324	8,000	(1)	937,302	622,078
TCW Core Fixed Income Portfolio	1,495,499	61,044	884,960	8,000	(1)	954,004	541,495
Victory Sycamore Mid Cap Value Portfolio	931,188	32,940	601,660	8,000	(1)	642,600	288,588
Wells Capital Management Mid Cap Value Portfolio	387,195	14,560	241,509	8,000	(1)	264,069	123,126

		Fees and/or compensation paid by the Portfolios for securities lending activities and related services
Trust I Portfolio	Gross income earned by the Portfolio from securities lending activities	Fees paid to JPMorgan Chase from a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split		Aggregate fees/ compensation paid by the Portfolio for securities lending activities	Net income from securities lending activities
Western Asset Management Government Income Portfolio	$127,044	$9,053	$36,500	$8,000	(1)	$53,553	$73,491

(1)	Reflects amounts paid to State Street Bank for custodial services in connection with securities lending.
(2)	Reflects amounts paid to State Street Bank for custodial services in connection with securities lending and fees paid to JPMorgan Chase (in lieu of a revenue split).

		Fees and/or compensation paid by the Portfolios for securities lending activities and related services
Trust II Portfolio	Gross income earned by the Portfolio from securities lending activities	Fees paid to JPMorgan Chase from a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split(1)	Aggregate fees/ compensation paid by the Portfolio for securities lending activities	Net income from securities lending activities
Baillie Gifford International Stock Portfolio	$372,289	$34,274	$29,541	$8,000	$71,815	$300,474
BlackRock Bond Income Portfolio	268,670	14,109	127,283	8,000	149,392	119,278
BlackRock Capital Appreciation Portfolio	794,320	23,173	562,544	8,000	593,717	200,603
Brighthouse/Artisan Mid Cap Value Portfolio	885,579	35,472	530,713	8,000	574,185	311,394
Brighthouse/Dimensional International Small Company Portfolio	676,117	64,703	28,448	8,000	101,151	574,966
Brighthouse/Wellington Balanced Portfolio	450,590	28,975	160,553	8,000	197,528	253,062
Brighthouse/Wellington Core Equity Opportunities Portfolio	1,328,870	61,076	718,059	8,000	787,135	541,735
Frontier Mid Cap Growth Portfolio	1,277,536	66,616	611,179	8,000	685,795	591,741
Jennison Growth Portfolio	1,657,020	70,515	951,778	8,000	1,030,293	626,727
Loomis Sayles Small Cap Core Portfolio	267,310	10,559	161,463	8,000	180,022	87,288
Loomis Sayles Small Cap Growth Portfolio	270,612	10,215	168,336	8,000	186,551	84,061
MetLife Aggregate Bond Index Portfolio	1,779,145	86,908	909,797	8,000	1,004,705	774,440
MetLife Mid Cap Stock Index Portfolio	1,305,731	58,155	723,546	8,000	789,701	516,030
MetLife MSCI EAFE Index Portfolio	213,184	18,625	26,902	8,000	53,527	159,657
MetLife Russell 2000 Index Portfolio	2,346,754	176,404	580,699	8,000	765,103	1,581,651
Metlife Stock Index Portfolio	3,883,207	174,594	2,136,556	8,000	2,319,150	1,564,057
MFS Total Return Portfolio	266,517	10,760	158,770	8,000	177,530	88,987
MFS Value Portfolio	1,085,979	49,500	590,893	8,000	648,393	437,586

		Fees and/or compensation paid by the Portfolios for securities lending activities and related services
Trust II Portfolio	Gross income earned by the Portfolio from securities lending activities	Fees paid to JPMorgan Chase from a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split(1)	Aggregate fees/ compensation paid by the Portfolio for securities lending activities	Net income from securities lending activities
T.Rowe Price Large Cap Growth Portfolio	$1,864,103	$105,588	$808,092	$8,000	$921,680	$942,423
T.Rowe Price Small Cap Growth Portfolio	1,663,134	67,652	986,115	8,000	1,061,767	601,367
Van Eck Global Natural Resources Portfolio	1,428,376	70,231	725,880	8,000	804,111	624,265
Western Asset Management Strategic Bond Opportunities Portfolio	1,889,362	98,135	907,599	8,000	1,013,734	875,628
Western Asset Management U.S. Government Portfolio	220,918	19,159	29,317	8,000	56,476	164,442

(1)	Reflects amounts paid to State Street Bank for custodial services in connection with securities lending.

For the fiscal year ended December 31, 2020, JPMorgan Chase, acting as agent of the Portfolios, provided the following services to the Portfolios in connection with the Portfolios’ securities lending activities: (i) locating borrowers and arranging loans consistent with the terms and conditions of the Securities Lending Agreement; (ii) negotiating loan terms, including, but not limited to, the amount of any loan premium; (iii) monitoring daily the value of the loaned securities and collateral; (iv) seeking additional collateral as necessary from borrowers, and returning collateral to borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral in permitted investments according to the guidelines outlined in the Securities Lending Agreement; (vi) selecting securities to be loaned; (vii) recordkeeping and account servicing and providing periodic statements related to a Portfolio’s securities lending activities; (viii) monitoring and managing distribution and dividend activity as well as other distributions paid with respect to loaned securities; and (ix) administering termination of loans and arranging for return of loaned securities to the Portfolios at loan termination.

Portfolio Consultant

For each Trust II Allocation Portfolio and Trust I Allocation Portfolio, the Adviser has hired Wilshire Funds Management (“Wilshire”), a unit of Wilshire Advisors, LLC, to provide research and consulting services with respect to the periodic asset allocation targets for the Portfolio and investments in the Underlying Portfolios, which may assist the Adviser in determining, based on the Portfolio’s current allocation and investment strategies, the Underlying Portfolios that may be available for investment and the selection and allocation of the Portfolio’s investments among the Underlying Portfolios. The Adviser pays consulting fees to Wilshire for these services.

Operational Risk

An investment in a Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which, could have a material adverse effect on a Portfolio. While the Portfolios seek to minimize such events through controls and oversight, there may still be failures that could cause losses to a Portfolio.

REDEMPTION OF SHARES

The Trusts may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period (1) when the New York Stock Exchange is closed or trading on that Exchange is restricted as determined by the SEC; (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets; or (3) as the SEC may otherwise permit.

The value of the shares on redemption may be more or less than the shareholder’s cost, depending upon the market value of the portfolio securities at the time of redemption.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is currently expected to be closed on weekend days and on the following holidays each year: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If a Portfolio holds securities that are traded on foreign exchanges (that may trade on weekends or other days when the Portfolio does not price its shares), the value of the Portfolio’s securities may change on days when a purchase or redemption of shares cannot be made. With respect to each of AB Global Dynamic Allocation Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Global Tactical Strategies Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, Schroders Global Multi-Asset Portfolio, and PanAgora Global Diversified Risk Portfolio, the Portfolio’s current net asset value per share is available by calling 980-949-5114.

Expenses of each Portfolio are paid or accrued each day.

Each Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trusts’ Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities, as set forth below. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of a Trust. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes, and quoted prices for similar assets.

Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its net asset value to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its net asset value. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its net asset value.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Each Subsidiary’s investments will be priced daily and a net asset value will be determined with respect to the Subsidiary each day. A Portfolio will value its shares of its Subsidiary at this net asset value.

Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service.

Mortgage and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day.

Options, whether on securities, indices, futures contracts, currencies or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price.

Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges.

Options, including swaptions, and futures contracts that are traded OTC are generally valued based upon interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and LIBOR forward rate to produce the daily settlement price.

If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Board of Trustees of a Trust. Market quotes are considered not readily available or reliable in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The value of securities used by a Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Each Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, a Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Each Board of the Trusts will be assisted in its responsibility for the day-to-day functions associated with the valuation of Portfolio assets by a Valuation Committee composed solely of management personnel. The Valuation Committee consists of Kristi Slavin, Terrence Santry, Alan Otis, Allison Troiani, Victor Soto, James Mason, Matthew Moussa, Adnani Johari, James Bacik, Anna Koska, and Yuliya Ustsinenka and such other officers of the Trusts and the Adviser as are deemed necessary by Ms. Slavin, Mr. Santry, Mr. Otis, Ms. Troiani, Mr. Soto, Mr. Mason, Mr. Moussa, Mr. Johari, Mr. Bacik, Ms. Koska, and Ms. Ustsinenka from time to time. Among other things, the Valuation Committee ascertains the value of any of the Trusts’ securities and assets for which market quotations are not readily available.

Investments in Underlying Portfolios by the Trust I Allocation Portfolio, a Trust II Allocation Portfolio, Brighthouse Balanced Plus Portfolio or MetLife Multi-Index Targeted Risk Portfolio are valued at the closing daily net asset values of the Underlying Portfolios in which such Portfolio invests. The Underlying Portfolios that are Portfolios of a Trust will use fair value pricing in the circumstances and manner described above. For information about the fair value pricing by an Underlying Portfolio that is not a Portfolio of a Trust, please refer to the prospectus for such Underlying Portfolio.

Investments in Underlying American Funds by an American Allocation Portfolio are valued at the closing daily net asset values of the Underlying American Funds in which such Portfolio invests. For information about the fair value pricing by an Underlying American Fund, please refer to the prospectus for such Underlying American Fund.

Investments in Underlying ETFs by an ETF Portfolio or BlackRock Global Tactical Strategies Portfolio are valued at the closing market quotations for the Underlying ETFs’ shares in which such Portfolio invests. For information about the use of fair value pricing by an Underlying ETF, please refer to the prospectus for such Underlying ETF.

Investments in the Master Fund by the Feeder Portfolio are valued at the Master Fund’s closing daily net asset value in which such Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to prospectus for the Master Fund.

FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in the Portfolios’ prospectuses entitled Taxes and Distributions. The prospectuses generally describe the U.S. federal income tax treatment of the Portfolios and their shareholders. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the U.S. Internal Revenue Code of 1986, as amended (previously defined as the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters. Except as specifically provided herein, defined terms shall have the meaning given to them in the prospectuses.

The following discussion is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts, qualified plans, or other eligible persons or plans permitted to hold shares of a Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy the diversification requirements of Section 817(h) of the Code (such qualified plans and other eligible persons and plans, “Other Eligible Investors”). If this is not the case and shares of a Portfolio held by Separate Accounts of the Insurance Companies are not respected as owned for U.S. federal income tax purposes by those Separate Accounts, the person(s) determined to own the Portfolio shares will not be eligible for tax deferral and, instead, will be taxed currently on Portfolio distributions and on the proceeds of any sale, transfer or redemption of Portfolio shares under applicable U.S. federal income tax rules that may not be discussed herein.

Except as specifically provided below, the Trusts have not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The U.S. Internal Revenue Service (“IRS”) could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses address only some of the U.S. federal income tax considerations generally affecting investments in the Portfolios. In particular, because the Separate Accounts of the Insurance Companies and Other Eligible Investors will be the only shareholders of a Portfolio, only certain U.S. federal tax aspects of an investment in a Portfolio are described herein. Holders of Contracts are urged to consult the Insurance Company through which their investment is made, as well as to consult their own tax advisors and financial planners, regarding the U.S. federal tax consequences to them of an investment in a Portfolio, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on an investment in a Portfolio.

Taxation

Qualification as a Regulated Investment Company

Each Portfolio, including each Underlying Portfolio, each Underlying American Fund and the Master Funds, has elected to be treated as and intends each year to qualify for treatment as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code, each Portfolio must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (generally, defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its gross income from the qualifying income described in clause (i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Code section 7704(c)(2). Certain of a Portfolio’s investments in master limited partnerships (“MLPs”) and ETFs, if any, may qualify as interests in qualified publicly traded partnerships. The passive loss rules do not generally apply to a regulated investment company, but those rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Each Portfolio must also diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and (B) other securities, of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Portfolio’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio’s total assets, including through corporations in which the Portfolio holds a 20% or more voting stock interest, consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities (other than securities of other regulated investment companies) of two or more issuers the Portfolio controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

For purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Portfolio’s investments in loan participations, the Portfolio shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which a Portfolio can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs and certain commodity-linked ETFs.

In addition, each Portfolio generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.

If a Portfolio qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. Each Portfolio generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain. However, no assurance can be given that a Portfolio will not be subject to U.S. federal income taxation. Any investment company taxable income or net capital gain retained by a Portfolio will be subject to tax at regular corporate rates.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income, and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31) as if incurred in the succeeding taxable year. If a Portfolio were to fail to meet the income, diversification or distribution tests described above, the Portfolio could in some cases cure such failure including by paying a fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Portfolio were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify and be eligible for treatment as a regulated investment company accorded special tax treatment under the Code for such year, (i) it would be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and (ii) each Separate Account invested in the Portfolio would fail to satisfy the separate diversification requirements described below (See Taxation – Special Tax Considerations for Separate Accounts of Insurance Companies), with the result that the Contracts supported by that account would no longer be eligible for tax deferral. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Excise Tax

In general, amounts not distributed on a timely basis by regulated investment companies in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Portfolio level. This excise tax generally does not apply to any regulated investment company whose sole shareholders are insurance company separate accounts, Other Eligible Investors, or other regulated investment companies that are also exempt from the excise tax. Each of the Portfolios expects that it will qualify for this exemption, and that it will not be subject to the excise tax, although no assurance can be given in this regard.

If a Portfolio were subject to the excise tax requirements and the Portfolio failed to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses) and 98.2% of its capital gain net income (adjusted for net ordinary losses) for the one-year period ending on October 31 of that year (or November 30 or December 31 of that year if the Portfolio is permitted to elect and so elects), and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Portfolio would be subject to the excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be taken properly into account after October 31 of a calendar year would generally be treated as arising on January 1 of the following calendar year. For purposes of the excise tax, a Portfolio would be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year.

Regardless of whether a Portfolio qualifies for the aforementioned exemption from the excise tax, each Portfolio generally intends to make the distributions that would be required to avoid the imposition of such tax if it were to apply, provided that such distributions are determined to be in the best interest of such Portfolio’s shareholders.

Capital Loss Carryovers

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Portfolio’s net investment income. Instead, potentially subject to certain limitations, a Portfolio is able to carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Portfolio retains or distributes such gains.

A Portfolio may carry net capital losses forward to one or more subsequent taxable years without expiration; any such carryover losses will retain their character as short-term or long-term. The Portfolio must apply such carryforwards first against gains of the same character.

Taxation of Portfolio Investments

If a Portfolio invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Portfolio. Tax rules are not entirely clear about issues such as: (1) whether a Portfolio should recognize market discount on a debt obligation and, if so, (2) the amount of market discount the Portfolio should recognize, (3) when a Portfolio may cease to accrue interest, OID or market discount, (4) when and to what extent deductions may be taken for bad debts or worthless securities and (5) how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Portfolio when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Foreign exchange gains and losses realized by a Portfolio in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currencies, or payables or receivables denominated in a foreign currency, are subject to Section 988 of the Code. Under future Treasury Regulations, any such transactions that are not directly related to a Portfolio’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Portfolio to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds a Portfolio’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryover and thus cannot be deducted by the Portfolio in future years.

A Portfolio’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions may be subject to special tax rules, such as the notional principal contract, straddle, constructive sale, wash-sale, mark-to-market (“Section 1256”), or short-sale rules. Rules governing the U.S. federal income tax aspects of certain of these transactions, including certain commodity-linked investments, are not entirely clear in certain respects. Accordingly, while each Portfolio intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Portfolio has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Portfolio to qualify as a regulated investment company may limit the extent to which a Portfolio will be able to engage in certain derivatives or commodity-linked transactions.

If a Portfolio receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not be eligible for the dividends-received deduction for corporate shareholders. A dividends-received deduction is a deduction that may be available to corporate shareholders, subject to limitations and other rules, on Portfolio distributions attributable to dividends received by the Portfolio from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction is subject to certain reductions, and a distribution by a Portfolio attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. Corporate shareholders of the Portfolios are urged to consult their own tax advisors and financial planners. Similar consequences may apply to repurchase and other derivative transactions.

Income, gain and proceeds received by a Portfolio from sources within foreign countries (e.g., dividends or interest paid on foreign securities) may be subject to withholding and other taxes imposed by such countries; such taxes would reduce the Portfolio’s return on those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

A Portfolio may invest directly or indirectly in residual interests in real estate mortgage investment conduits (REMICs) or equity interests in taxable mortgage pools (TMPs). Under an IRS notice, and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Portfolio’s income (including income allocated to the Portfolio from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax, and (iv) in the case of an insurance company separate account supporting variable contracts, cannot be offset by an adjustment to the reserves and thus is currently taxed notwithstanding the more general tax deferral available to insurance company separate accounts funding variable contracts.

Income of a Portfolio that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the Portfolio. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Portfolio if shares in the Portfolio constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

As noted above, certain of the ETFs and MLPs in which a Portfolio may invest may qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described earlier for qualification as a regulated investment company. If such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, depending on the alternative treatment, either a portion of its gross income could constitute non-qualifying income for purposes of the 90% gross income requirement, or all of its income could be subject to corporate tax, thereby potentially reducing the portion of any distribution treated as a dividend, and more generally, the value of the Portfolio’s investment therein. In addition, as described above, the diversification requirement for regulated investment company qualification will limit a Portfolio’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Portfolio’s total assets as of the end of each quarter of the Portfolio’s taxable year.

Passive foreign investment companies (each, a “PFIC”) are generally defined as any foreign corporation that derives at least 75% of its gross income for its taxable year from passive sources (such as certain interest, dividends, rents and royalties, or capital gains) or where at least 50% of such corporation’s assets on average produce or are held for the production of such passive income. If a Portfolio acquires any equity interest in a PFIC, the Portfolio could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Portfolio is timely distributed to its shareholders.

Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Portfolio to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Portfolio had sold and repurchased such interests on the last day of the Portfolio’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). Each Portfolio may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC, a Portfolio may incur the tax and interest charges described above in some instances.

The Subsidiaries

Certain of the Portfolios intend to invest a portion of their assets in a wholly-owned subsidiary of the applicable Portfolio (as previously defined, each a “Subsidiary” and collectively the “Subsidiaries”), which will be classified as corporations for U.S. federal tax purposes. A foreign corporation, such as a Subsidiary, will generally not be subject to U.S. federal income tax unless it is deemed to be engaged in a United States trade or business. Each Subsidiary intends to conduct its activities in a manner that is expected to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities for its own account without being deemed to be engaged in a United States trade or business. However, if certain of the Subsidiary’s activities were deemed not to be of the type described in the safe harbor, the activities of the Subsidiary may constitute a United States trade or business. Even if the Subsidiary is not engaged in a United States trade or business, it may be subject to a U.S. withholding tax at a rate of 30% on all or a portion of its United States source gross income that is not effectively connected with a United States trade or business.

Each Subsidiary will be treated as a “controlled foreign corporation” (“CFC”). The Portfolio will be treated as a “U.S. Shareholder” of the Subsidiary. As a result, a Portfolio will be required to include in its gross income all of the Subsidiary’s “subpart F income” whether or not such income is distributed to the Portfolio. It is expected that all of the Subsidiary’s income will be “subpart F income”. “Subpart F income” is generally treated as ordinary income. The Subsidiary may be required to sell investments in order to make such cash payments, including at a time when it may be not advantageous to do so. Accordingly, such cash payments may temporarily limit the Subsidiary’s or the applicable Portfolio’s ability to pursue its respective investment strategy. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income of the Portfolio, and is not permitted to be carried forward to offset income of the Subsidiary in future years. The recognition by the Portfolio of the Subsidiary’s “subpart F income” will increase the Portfolio’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Portfolio will not be taxable to the extent of its previously undistributed “subpart F income”, and will reduce the Portfolio’s tax basis in the Subsidiary.

Under Treasury regulations, subpart F income, if any, realized by a wholly-owned non-U.S. subsidiary (such as a Subsidiary) of a Portfolio and included in the Portfolio’s annual income for U.S. federal income purposes, will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Portfolio’s business of investing in stock, securities or currencies.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, including the Insurance Companies, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company, such as the Insurance Companies that own shares in a Portfolio through their Separate Accounts, are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Special Tax Considerations for Separate Accounts of the Insurance Companies

Under the Code, if the investments of a segregated asset account, such as the Separate Accounts of the Insurance Companies, are “adequately diversified,” and certain other requirements are met, a holder of a Contract supported by the Separate Account will receive favorable tax treatment in the form of deferral of tax until a distribution is made under the Contract.

In general, the investments of a segregated asset account are considered to be “adequately diversified” only if: (i) no more than 55% of the value of the total assets of the account is represented by any one investment; (ii) no more than 70% of the value of the total assets of the account is represented by any two investments; (iii) no more than 80% of the value of the total assets of the account is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the account is represented by any four investments. Section 817(h) provides as a safe harbor that a segregated asset account is also considered to be “adequately diversified” if it meets the regulated investment company diversification tests described earlier and no more than 55% of the value of the total assets of the account is attributable to cash, cash items (including receivables), U.S. Government securities, and securities of other regulated investment companies.

In general, all securities of the same issuer are treated as a single investment for such purposes, and each U.S. Government agency and instrumentality is considered a separate issuer. However, Treasury Regulations provide a “look-through rule” with respect to a segregated asset account’s investments in a regulated investment company or partnership for purposes of the applicable diversification requirements, provided certain conditions are satisfied by the regulated investment company or partnership. In particular, (i) if the beneficial interests in the regulated investment company or partnership are held by one or more segregated asset accounts of one or more insurance companies, and (ii) if public access to such regulated investment company or partnership is available exclusively through the purchase of a variable contract, then a segregated asset account’s beneficial interest in the regulated investment company or partnership is not treated as a single investment. Instead, a pro rata portion of each asset of the regulated investment company or partnership is treated as an asset of the segregated asset account. Look-through treatment is also available if the two requirements above are met and notwithstanding the fact that beneficial interests in the regulated investment company or partnership are also held by Other Eligible Investors. Additionally, to the extent a Portfolio meeting the above conditions invests in underlying regulated investment companies or partnerships that themselves are owned exclusively by insurance company separate accounts or Other Eligible Investors, the assets of those underlying regulated investment companies or partnerships generally should be treated as assets of the separate accounts investing in the Portfolio. Except as described below, the Portfolios, Underlying Portfolios, Underlying American Funds and the Master Fund will be owned exclusively by such insurance company separate accounts and Other Eligible Investors.

The Trusts intend that each of the Portfolios will qualify as a regulated investment company under the Code. The Trusts also intend to cause each Portfolio to satisfy the separate diversification requirements imposed by Section 817(h) of the Code and applicable Treasury Regulations at all times to enable the corresponding Separate Accounts to be “adequately diversified.” In addition, the Trusts intend that each Portfolio will qualify for the “look-through rule” described above by limiting the investment in each Portfolio’s shares to Separate Accounts of the Insurance Companies. Accordingly, the Trusts intend that each Insurance Company, through its Separate Accounts, will be able to treat its interests in a Portfolio as ownership of a pro rata portion of each asset of the Portfolio, so that individual holders of the Contracts underlying a Separate Account will qualify for favorable U.S. federal income tax treatment under the Code. However, no assurance can be made in that regard.

Each of the ETF Portfolios and the BlackRock Global Tactical Strategies Portfolio will invest primarily in Underlying ETFs, and the American Allocation Portfolios may invest in Underlying American Funds, investment companies and ETFs. Certain of such Underlying ETFs, Underlying American Funds, investment companies and ETFs may be owned in part by persons other than those permitted to own interests under the look-through rules of Section 817(h) of the Code (each such entity that is so owned, a “Non-Qualified Underlying Entity”). Shares of a Non-Qualified Underlying Entity will be considered a single “asset” for purposes of the 817(h) diversification requirements discussed above, and each Portfolio investing in a Non-Qualified Underlying Entity will need ensure that no more than 55% of its assets are represented by shares of one such Non-Qualified Underlying Entity, no more than 70% by any two Non-Qualified Underlying Entities, no more than 80% by any three Non-Qualified Underlying Entities and no more than 90% by any four Non-Qualified Underlying Entities, so that the Portfolio will meet the diversification requirements of Section 817(h).

Failure by a Portfolio to satisfy the Section 817(h) requirements by failing to comply with the “55%-70%-80%-90%” diversification test or the safe harbor described above, or by failing to comply with the “look-through rule,” could cause the Contracts to lose their favorable tax status and require a Contract holder to include currently in ordinary income any income accrued under the Contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury Regulations, inadvertent failure to satisfy the Section 817(h) diversification requirements may be corrected; such a correction would require a payment to the IRS. Any such failure could also result in adverse tax consequences for the Insurance Companies issuing the Contracts.

The IRS has indicated that a degree of investor control over the investment options underlying a Contract may interfere with the tax-deferred treatment of such Contracts. The IRS has issued rulings addressing the circumstances in which a Contract holder’s control of the investments of a Separate Account may cause the holder, rather than the Insurance Company, to be treated as the owner of the assets held by the Separate Account. If the holder is considered the owner of the securities underlying the Separate Account, income and gains produced by those securities would be included currently in the holder’s gross income.

In determining whether an impermissible level of investor control is present, one factor the IRS considers is whether a Portfolio’s investment strategies are sufficiently broad to prevent a Contract holder from being deemed to be making particular investment decisions through its investment in the Separate Account. For this purpose, current IRS guidance indicates that typical fund investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad. Most, although not necessarily all, of the Portfolios have objectives and strategies that are not materially narrower than the investment strategies held not to constitute an impermissible level of investor control in IRS rulings (such as large company stocks, international stocks, small company stocks, mortgage-backed securities, money market securities, telecommunications stocks and financial services stocks).

The above discussion addresses only one of several factors that the IRS considers in determining whether a Contract holder has an impermissible level of investor control over a Separate Account. Contract holders should consult with the Insurance Company that issued their Contract, and their own tax advisors, as well as the prospectus relating to their particular Contract, for more information concerning this investor control issue.

In the event that additional rules, regulations or other guidance is issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of a Portfolio as described above, including retroactively. In addition, there can be no assurance that a Portfolio will be able to continue to operate as currently described, or that the Portfolio will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing Contract owners to be considered the owners of the shares of the Portfolio.

Certain Shareholder Reporting and Withholding Requirements

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Portfolio could be required to report annually their “financial interest” in the Portfolio’s “foreign financial accounts,” (if any), on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult their intermediaries through which a Portfolio investment is made (if applicable), as well as their tax advisors to determine the applicability to them of this reporting requirement.

Special Considerations for Contract Holders and Plan Participants

The foregoing discussion does not address the tax consequences to Contract holders of an investment in a Contract. Contract holders investing in a Portfolio through a Separate Account are urged to consult with their Insurance Company and their own tax advisors for more information regarding the U.S. federal income tax consequences to them of an investment in a Portfolio.

DESCRIPTION OF THE TRUSTS

Organization of Trust I

Trust I is an open-end management investment company registered under the 1940 Act, and is organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act. Trust I is organized as a Delaware statutory trust, pursuant to an Amended and Restated Agreement and Declaration of Trust dated May 23, 2012, as amended. Trust I is the successor to the Security First Trust and Cova Series Trust, the series of which were converted to Portfolios of the Trust, effective February 12, 2001. Trust I is also the successor of Managed Assets Trust, Capital Appreciation Fund and certain portfolios of The Travelers Series Trust. Such funds were converted to Portfolios of Trust I, effective May 1, 2006.

Beneficial Interests in Trust I

The beneficial interests in Trust I are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share, of one or more series. The Amended and Restated Agreement and Declaration of Trust of Trust I permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each series. Currently, the Trustees of Trust I have established and designated 45 series, all of which are currently being offered. Each series of shares represents the beneficial interest in a separate Portfolio of Trust I, which is separately managed and has its own investment objective and policies. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by Trust I. In addition, there are no preference, preemptive, conversion, exchange or similar rights, and shares are freely transferable. Shares do not have cumulative voting rights.

The assets received from the sale of shares of a Trust I Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Trust I Portfolio are required to be segregated on Trust I’s books of account and are to be charged with the expenses with respect to that Portfolio. Subject to each class’s expenses, each Trust I Portfolio’s issued and outstanding shares participate equally in dividends and distributions declared by such Portfolio and receive a portion (divided equally among all of the Portfolio’s outstanding shares) of the Portfolio’s assets (less liabilities) if the Portfolio is liquidated or dissolved. Liabilities which are not clearly assignable to a Trust I Portfolio will be allocated by or under the direction of the Trustees of Trust I in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Trust I Portfolio and the other Trust I Portfolios. In the unlikely event that any Trust I Portfolio has liabilities in excess of its assets, the other Trust I Portfolios may be held responsible for the excess liabilities.

Each Trust I Portfolio is classified under the 1940 Act as “diversified” except AQR Global Risk Balanced Portfolio, Brighthouse/Templeton International Bond Portfolio, Loomis Sayles Growth Portfolio, PanAgora Global Diversified Risk Portfolio and SSGA Emerging Markets Enhanced Index Portfolio, each of which is non-diversified. As of May 1, 2020, Loomis Sayles Growth Portfolio expects that it will act as a diversified portfolio under the 1940 Act, although it has the ability to act as a non-diversified Portfolio, to the extent consistent with Rule 13a-1.

Trust I is authorized to issue four classes of shares (Class A, Class B, Class C and Class E) on behalf of each Trust I Portfolio. The Summary Prospectus and Prospectus for each Trust I Portfolio describe the classes of shares currently being offered. Shares of each class of a Trust I Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under Trust I’s distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. Shareholders of each Trust I Portfolio are entitled to receive dividends and other amounts as determined by the Board of Trustees of Trust I.

Control Persons and Principal Holders of the Shares of Trust I

Trust I continuously offers its shares to separate accounts of insurance companies as a funding vehicle for the variable life insurance policies and/or variable annuity contracts offered by such insurance companies. As of March 31, 2021, 100% of the outstanding voting securities of Trust I were owned by separate accounts of Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, New England Life Insurance Company, Metropolitan Tower Life Insurance Company and/or Brighthouse Life Insurance Company (or any affiliate of any such company), and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of such companies (or any affiliate of any such company). Therefore, as of March 31, 2021, Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, New England Life Insurance Company, Metropolitan Tower Life Insurance Company and Brighthouse Life Insurance Company were each presumed to be in control (as that term is defined in the 1940 Act) of Trust I. A shareholder who beneficially owns more than 25% of a Portfolio’s shares is presumed to “control” the Portfolio as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. A shareholder who beneficially owns more than 50% of a Portfolio’s outstanding shares may be able to approve proposals, or prevent approval of proposals, without regard to votes by other Portfolio shareholders.

As of March 31, 2021, the Contract owners listed below were entitled to give voting instructions regarding 5% or more of a class of a Trust I Portfolio’s outstanding shares. Each Contract owner’s address is c/o Brighthouse Funds Trust I, One Financial Center, Boston, Massachusetts 02111.

Trust I Portfolio—Class	Percentage of Class
American Funds® Moderate Allocation—Class B
Richard Pierson IRREV Trust DTD 2 10 11	12.69%
Pierson Business Continuation Partnership .	14.01%
Frank M. Eaton . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5.74%
Brighthouse/Artisan International—Class B
Janice A. Stengel .	15.52%
Edward Jones CUST FBO Hugh Kiel	13.98%
Kenneth T. Parker . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10.09%
Irvin Ford . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9.73%
Anne K. Renkly .	8.58%
John S. Siciliano	6.92%
Elizabeth L. Daniels . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5.90%
Josephine B. Hooper .	5.73%
Rebecca Miller Hershberger	5.38%
Harris Oakmark International—Class E
Gloria E. Kirwan	8.33%
SSGA Growth ETF—Class A
Mike Yancey	7.54%

Organization of Trust II

Trust II is an open-end management investment company registered under the 1940 Act, and is organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act. Trust II is organized as a Delaware statutory trust, pursuant to an Amended and Restated Agreement and Declaration of Trust dated May 23, 2012, as amended. Effective April 30, 2012, each series (each, a “Maryland Portfolio”) of Metropolitan Series Fund, Inc., a Maryland corporation (the “Maryland Fund”), transferred all of its assets and liabilities to a corresponding Trust II Portfolio of Trust II in exchange for shares of such Portfolio (“Reorganization Shares”) pursuant to an Agreement and Plan of Reorganization that was approved by the Board of Directors and the shareholders of the Maryland Fund. Each Maryland Portfolio thereafter distributed the Reorganization Shares to its shareholders in complete liquidation of the Maryland Portfolio. Each Trust II Portfolio succeeded to the accounting and performance histories of its corresponding Maryland Portfolio. Therefore, any such historical information provided for each Trust II Portfolio of Trust II is that of the corresponding Maryland Portfolio. Trust II assumed the Maryland Fund’s registration statement pursuant to Rule 414 under the Securities Act of 1933, as amended, and the 1940 Act on April 30, 2012.

The Maryland Fund, an open-end management investment company registered under the 1940 Act, was formed on November 23, 1982 as a corporation under the laws of Maryland pursuant to Articles of Incorporation (the “Articles”) filed on November 23, 1982, as amended. On May 1, 2003, the Maryland Fund succeeded to the operations of seventeen series of the New England Zenith Fund, a Massachusetts business trust. Each of BlackRock Bond Income Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Ultra-Short Term Bond Portfolio, Jennison Growth Portfolio, Loomis Sayles Small Cap Core Portfolio, Brighthouse/Artisan Mid Cap Value Portfolio, Brighthouse/Wellington Core Equity Opportunities Portfolio, MFS® Total Return Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio and Western Asset Management U.S. Government Portfolio was formerly a series of the New England Zenith Fund.

On April 28, 2008, MFS® Value Portfolio succeeded to the operations of the MFS® Value Portfolio (the “Trust I MFS® Value Predecessor”), a former series of Trust I. On May 1, 2006, the Trust I MFS® Value Predecessor succeeded to the operations of the MFS® Value Portfolio, a former series of the Travelers Series Trust, which was a Massachusetts business trust.

Beneficial Interests in Trust II

The beneficial interests in Trust II are represented by an unlimited number of transferable shares of beneficial interest, $.00001 par value per share, of one or more series. The Amended and Restated Agreement and Declaration of Trust of Trust II permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each series. Currently, the Trustees of Trust II have established and designated 29 series, all of which are currently being offered. Each series of shares represents the beneficial interest in a separate Portfolio of Trust II, which is separately managed and has its own investment objective and policies. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by Trust II. In addition, there are no preference, preemptive, conversion, exchange or similar rights, and shares are freely transferable. Shares do not have cumulative voting rights.

The assets received from the sale of shares of a Trust II Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Trust II Portfolio are required to be segregated on Trust II’s books of account and are to be charged with the expenses with respect to that Portfolio. Subject to each class’s expenses, each Trust II Portfolio’s issued and outstanding shares participate equally in dividends and distributions declared by such Portfolio and receive a portion (divided equally among all of the Portfolio’s outstanding shares) of the Portfolio’s assets (less liabilities) if the Portfolio is liquidated or dissolved. Liabilities which are not clearly assignable to a Trust II Portfolio will be allocated by or under the direction of the Trustees of Trust II in such manner as the

Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Trust II Portfolio and the other Trust II Portfolios. In the unlikely event that any Trust II Portfolio has liabilities in excess of its assets, the other Trust II Portfolios may be held responsible for the excess liabilities.

Each Trust II Portfolio is classified under the 1940 Act as “diversified”.

Trust II is authorized to issue six classes of shares (Class A, Class B, Class D, Class E, Class F and Class G) on behalf of each Trust II Portfolio. The Summary Prospectus and Prospectus for each Trust II Portfolio describe the classes of shares currently being offered. Shares of each class of a Trust II Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under Trust II’s distribution and services plan adopted pursuant to Rule 12b-1 under the 1940 Act. Shareholders of each Trust II Portfolio are entitled to receive dividends and other amounts as determined by the Board of Trustees of Trust II.

Control Persons and Principal Holders of the Shares of Trust II

Trust II continuously offers its shares to separate accounts of insurance companies as a funding vehicle for the variable life insurance policies and/or variable annuity contracts offered by such insurance companies. As of March 31, 2021, 100% of the outstanding voting securities of Trust II were owned by separate accounts of Metropolitan Life Insurance Company, New England Life Insurance Company, Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY, and/or Metropolitan Tower Life Insurance Company (or any affiliate of any such company), and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of such companies (or any affiliate of any such company). Therefore, as of March 31, 2021, Metropolitan Life Insurance Company, New England Life Insurance Company, Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY, and Metropolitan Tower Life Insurance Company were each presumed to be in control (as that term is defined in the 1940 Act) of Trust II. A shareholder who beneficially owns more than 25% of a Portfolio’s shares is presumed to “control” the Portfolio as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. A shareholder who beneficially owns more than 50% of a Portfolio’s outstanding shares may be able to approve proposals, or prevent approval of proposals, without regard to votes by other Portfolio shareholders.

As of March 31, 2021, the Contract owners listed below were entitled to give voting instructions regarding 5% or more of a class of a Trust II Portfolio’s outstanding shares. Each Contract owner’s address is c/o Brighthouse Funds Trust II, One Financial Center, Boston, Massachusetts 02111.

Trust II Portfolio—Class	Percentage of Class
MetLife Stock Index—Class G
Gloria E. Kirwan	30.76%
MFS® Total Return—Class E
Christine E. Stiefel	8.89%
T. Rowe Price Large Cap Growth—Class E
David R. Dixon	6.59%
T. Rowe Price Small Cap Growth—Class G
Jon M. Siebert	6.71%
Kurt Snyder	5.30%

Shareholder Meetings and Voting Rights

Neither Trust I nor Trust II is required to hold annual meetings of shareholders and neither expects to do so. For certain purposes, a Trust is required to have a shareholder meeting. Examples of the reasons a meeting might be held are to: (a) approve certain agreements required by securities laws; (b) change fundamental investment objectives and restrictions of the Portfolios; and (c) fill vacancies on the Board of Trustees of a Trust when less than a majority of the Trustees have been elected by shareholders. Shareholders of each Portfolio of a Trust vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions that affect only their particular Portfolio. Shareholders of each Portfolio of a Trust vote by class as to matters, such as approval of or amendments to a plan adopted pursuant to Rule 12b-1 that affects only their particular class.

Under the Amended and Restated Agreement and Declaration of Trust of each Trust, shareholders are entitled to one vote for each share, and a fractional vote for each fraction of a share, held as to any matters on which the share is entitled to vote. Cumulative voting is not permitted in the election of Trustees of a Trust.

Under the Amended and Restated Agreement and Declaration of Trust of each Trust, the Trustees may terminate the Trust, a Portfolio of the Trust, or a class of shares upon written notice to the shareholders of the Trust, such Portfolio or class, as the case may be.

Separate accounts established by the insurance companies are the legal owners of the Portfolios’ shares, and have the right to vote those shares. Owners of the variable life insurance policies and/or variable annuity contracts issued by the insurance companies have the right to instruct the insurance companies how to vote the shares of the Portfolios that are attributable to the owners’ contracts. Although Contract owners are not directly shareholders of the Portfolios, they have this right because some or all of their contract value is invested, as provided by their contracts, in one or more Portfolios. Pursuant to the current view of the SEC staff, each insurance company will vote the shares held in each separate account registered with the SEC in accordance with voting instructions received from owners of the contracts issued by that separate account. The number of shares as to which voting instructions may be given under a contract is determined by the number of full and fractional shares of a Portfolio held in a separate account with respect to that particular contract. To the extent voting privileges are granted by the issuing insurance company to unregistered separate accounts, shares for which no timely instructions are received will be voted for, voted against, or withheld from voting on any proposition in the same proportion as the shares held in that separate account for all contracts for which voting instructions are received. All shares of a Portfolio held by the general investment account (or any unregistered separate account for which voting privileges are not extended) of each insurance company will be voted by that insurance company in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions received.

Application of CFTC Rules to the Portfolios

The Adviser is registered with the CFTC as a commodity pool operator (“CPO”). However, with respect to the Trust I Portfolios, except those Trust I Portfolios set forth below, and the Trust II Portfolios, (collectively, the “Excluded Pools”), the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO)”) under the CEA pursuant to CFTC Rule 4.5 (the “Exclusion”). Therefore the Adviser, with respect to the Excluded Pools, is not subject to registration or regulation as a pool operator under the CEA.

To qualify for the Exclusion, the Excluded Pools are limited in their ability to use certain derivatives, such as futures, certain options, and swaps. If a Portfolio’s use of derivatives would prevent the Adviser from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Adviser would be subject to regulation as a CPO with respect to the Portfolio, and the Adviser would be required to comply with applicable CFTC regulations with respect to the Portfolio. Compliance with CFTC regulations may increase the Portfolio’s operating expenses.

With respect to each of the following Trust I Portfolios (the “Pools”), the Adviser is registered as a CPO with the CFTC: AB Global Dynamic Allocation Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Global Tactical Strategies Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, PanAgora Global Diversified Risk Portfolio and Schroders Global Multi-Asset Portfolio.

The Adviser, with respect to the Pools, is subject to regulation by the CFTC under the CEA. Consequently, the Adviser, with respect to the Pools, is required to comply with applicable CFTC disclosure, reporting, and recordkeeping requirements. The disclosure, reporting and, recordkeeping requirements associated with registration with the CFTC as a CPO would ordinarily be in addition to those requirements already imposed onto the Portfolios and the Adviser by the SEC. In August of 2013, the CFTC issued a rule (“Harmonization Rule”) that harmonizes certain of the CFTC’s compliance obligations with those of the SEC in order to facilitate compliance with both regulatory regimes. Under the Harmonization Rule, a registered investment company may elect to comply with certain CFTC obligations by agreeing to comply with certain SEC disclosure, reporting, and recordkeeping requirements.

With respect to the Pools, the Adviser has elected to comply with certain CFTC disclosure, reporting, and recordkeeping requirements through compliance with applicable SEC requirements. Similarly, if the Adviser no longer qualifies for the Exclusion with respect to an Excluded Pool, it is anticipated that the Adviser would elect to comply with certain CFTC disclosure, reporting, and recordkeeping requirements with respect to such Portfolio through its compliance with applicable SEC requirements.

Monitoring for Material Irreconcilable Conflicts

Currently, shares of the Trusts are available only to separate accounts of insurance companies, including insurance companies affiliated with BIA, as an investment vehicle for variable life insurance or variable annuity products. Shares of the Trusts may be offered to other separate accounts of other insurers in the future.

A potential for certain conflicts of interest exists between the interests of variable life insurance contract owners and variable annuity contract owners. Pursuant to conditions imposed in connection with an exemptive order issued by the SEC, each Trust’s Board of Trustees has an obligation to monitor events to identify conflicts that may arise from the sale of shares to both variable life insurance and variable annuity separate accounts or to separate accounts of insurance companies not affiliated with Brighthouse Life Insurance Company. Such events might include changes in state insurance law or U.S. federal income tax law, changes in investment management of any Portfolio of a Trust or differences between voting instructions given by variable life insurance and variable annuity contract owners. Through its Participation Agreement with a Trust, each insurance company investing in the Trust is responsible for monitoring and reporting any such conflicts to the Trust and for proposing and executing any necessary remedial action. The Board of Trustees of each Trust has an obligation to determine whether such proposed action adequately remedies any such conflicts.

FINANCIAL STATEMENTS

The financial statements of the Trust I Portfolios, including the notes to the financial statements, the financial highlights, and the reports of the Trust I Portfolios’ independent registered public accounting firm, all of which are included in the Annual Reports of Trust I for the fiscal year ended December 31, 2020 and as filed with the SEC on March 5, 2021 (SEC Accession No. 0001193125-21-071373), are all incorporated by reference herein and are legally considered to be a part of this SAI. The financial statements of the Trust II Portfolios, including the notes to the financial statements, the financial highlights, and the reports of the Trust II Portfolios’ independent registered public accounting firm, all of which are included in the Annual Reports of Trust II for the fiscal year ended December 31, 2020 and as filed with the SEC on March 5, 2021 (SEC Accession No. 0001193125-21-071374), are all incorporated by reference herein and are legally considered to be a part of this SAI.

DISCLAIMER ABOUT MSCI INDEX

THE METLIFE MSCI EAFE® INDEX PORTFOLIO IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES WITH RESPECT TO THE PORTFOLIO. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE PORTFOLIO OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PORTFOLIO PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PRODUCT.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this security, product or product, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

APPENDIX A — DESCRIPTION OF SECURITY RATINGS

Moody’s Investors Service, Inc.

Global Long-Term Obligation Ratings

Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Aaa

Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa

Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

A-1

C

Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid security indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Ratings

Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated “Prime-1” have a superior ability to honor short-term operating obligations.

P-2

Issuers (or supporting institutions) rated “Prime-2” have a strong ability to honor short-term debt operating obligations.

P-3

Issuers (or supporting institutions) rated “Prime-3” have an acceptable ability to honor short-term obligations.

NP

Issuers (or supporting institutions) rated “Not Prime” do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt Ratings

The Municipal Investment Grade (MIG) scale is used to rate US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

A-2

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P Global Ratings

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the financial obligation, and the imputed promise; and

•

Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA

An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A-3

A

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C

Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC

An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

A-4

C

An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D

An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation, are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Plus (+) or minus (-)

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

NR

This indicates that a rating has not been assigned or is no longer assigned.

Short-Term Issue Credit Ratings

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. These categories are as follows:

A-1

A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

A-5

B

A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D

A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).

Active Qualifiers (Currently applied and/or outstanding)

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

L

Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p

This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

A-6

prelim

Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

cir

This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated that the rating was contingent upon S&P Global Ratings receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

A-7

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

G

The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

pi

This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore, could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

pr

The letters “pr” indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q

A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P Global Ratings discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Municipal Short-Term Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note

A-8

rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

D

‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Fitch Ratings, Inc.

Corporate Finance Obligations

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, ratings of debtor-in-possession (“DIP”) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating (“IDR”), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

A-9

Investment Grade

AAA: Highest credit quality

“AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality

“AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality

“A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality

“BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB: Speculative

“BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B: Highly speculative

“B” ratings indicate that material credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment†.

CCC: Substantial credit risk

“CCC” ratings indicate that default is a real possibility†.

CC: Very high levels of credit risk

“CC” ratings indicate default of some kind appears probable†.

A-10

C: Exceptionally high levels of credit risk

“C” indicates a default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired.

Note:

The ratings of corporate finance obligations are linked to the IDRs (or sometimes Viability Ratings for banks) by i) recovery expectations, including as often indicated by Recovery Ratings assigned in the case of low speculative grade issuers and ii) for banks an assessment of non-performance risk relative to the risk captured in the IDR or Viability Rating (e.g., in respect of certain hybrid securities). For details on Recovery Ratings, please see the section Recovery Ratings below. For performing obligations, the obligation rating represents the risk of default and takes into account the effect of expected recoveries on the credit risk should a default occur.

If the obligation rating is higher than the rating of the issuer, this indicates above average recovery expectations in the event of default. If the obligations rating is lower than the rating of the issuer, this indicates low expected recoveries should default occur.

Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

The table below provides a summary of the possible interpretations of low speculative grade obligations ratings in corporate finance, differentiated by performing obligations and non-performing obligations or issuers. The table below does not apply to DIP issue ratings.

Long-Term IDR
Distressed and defaulted issuers
	B+	B	B-	CCC+	CCC	CCC-	CC	C/RD/D
RR1	BB+	BB	BB-	B+	B	B-	CCC+	CCC
RR2	BB	BB-	B+	B	B-	CCC+	CCC	CCC-
RR3	BB-	B+	B	B-	CCC+	CCC	CCC-	CC
RR4	B+	B	B-	CCC+	CCC	CCC-	CC	C
RR5	B	B-	CCC+	CCC	CCC-	CC	C	C
RR6	B-	CCC+	CCC	CCC-	CC	C	C	C

Assumes no incremental non-performance risk in instrument rating relative to the IDR.

Corporate finance defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate finance issuers with IDRs in speculative grade categories.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

A-11

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgement, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding Recovery Prospects Given Default

“RR1” rated securities have characteristics consistent with securities historically recovering 91%–100% of current principal and related interest.

RR2: Superior Recovery Prospects Given Default

“RR2” rated securities have characteristics consistent with securities historically recovering 71%–90% of current principal and related interest.

RR3: Good Recovery Prospects Given Default

“RR3” rated securities have characteristics consistent with securities historically recovering 51%–70% of current principal and related interest.

RR4: Average Recovery Prospects Given Default

“RR4” rated securities have characteristics consistent with securities historically recovering 31%–50% of current principal and related interest.

RR5: Below Average Recovery Prospects Given Default

“RR5” rated securities have characteristics consistent with securities historically recovering 11%–30% of current principal and related interest.

RR6: Poor Recovery Prospects Given Default

“RR6” rated securities have characteristics consistent with securities historically recovering 0%–10% of current principal and related interest.

Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

A-12

F2: Good short-term credit quality

Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality

The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality

Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk

Default is a real possibility.

RD: Restricted default

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default

Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-13

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

Trusts:

Brighthouse Funds Trust I

Brighthouse Funds Trust II

Adviser:

Brighthouse Investment Advisers, LLC

Subadvisers:

Aberdeen Asset Managers Limited

AllianceBernstein L.P.

AQR Capital Management, LLC

Artisan Partners Limited Partnership

Baillie Gifford Overseas Limited

BlackRock Advisors, LLC

BlackRock Financial Management, Inc.

CBRE Clarion Securities LLC

Delaware Investments Fund Advisers

Dimensional Fund Advisors LP

Eaton Vance Management

Franklin Advisers, Inc.

Frontier Capital Management Company, LLC

Harris Associates L.P.

Invesco Advisers, Inc.

Jennison Associates LLC

J.P. Morgan Investment Management Inc.

Loomis, Sayles & Company, L.P.

Massachusetts Financial Services Company

MetLife Investment Management, LLC

Morgan Stanley Investment Management Inc.

Neuberger Berman Investment Advisers LLC

Pacific Investment Management Company LLC

PanAgora Asset Management, Inc.

Schroder Investment Management North America Inc.

SSGA Funds Management, Inc.

TCW Investment Management Company LLC

T. Rowe Price Associates, Inc.

Van Eck Associates Corporation

Victory Capital Management Inc.

Wellington Management Company LLP

Wells Capital Management Incorporated

Western Asset Management Company, LLC

Brighthouse Funds Trust I and

Brighthouse Funds Trust II

Compliance Program

BRIGHTHOUSE FUNDS:

Brighthouse Funds Trust I

Brighthouse Funds Trust II

Proxy Voting Policies and Procedures

POLICY:

BIA serves as the investment adviser to the Trusts’ Portfolios. BIA is responsible for the selection and ongoing monitoring of the Subadvisers who provide the day-to-day portfolio management for each Portfolio, with the exception of the (i) Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio, Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (collectively, the “Brighthouse Asset Allocation Portfolios”); (ii) American Funds Moderate Allocation Portfolio, American Funds Balanced Allocation Portfolio and American Funds Growth Allocation Portfolio (the “American Funds Allocation Portfolios” and together with the “Brighthouse Asset Allocation Portfolios,” the “Asset Allocation Portfolios”); and (iii) American Funds Growth Portfolio (the “American Funds Master-Feeder Portfolio”), for which BIA is responsible for portfolio management. The Asset Allocation Portfolios are each referred to below as a “Fund-of-Funds” and collectively, as the “Funds of Funds.”

The Trusts have delegated the proxy voting responsibilities with respect to each Portfolio, except for the Funds-of-Funds and the American Funds Master-Feeder Portfolio, to the applicable Subadvisers. The primary focus of the Trusts’ proxy voting program, therefore, is to seek to ensure that the Subadvisers have adequate proxy voting policies and procedures in place and to monitor each Subadviser’s compliance with these policies and procedures. The Trusts are committed to ensuring that proxies relating to the securities held in the Portfolios are voted in the best interests of the Trusts’ shareholders. The following procedures have been established to implement the Trusts’ proxy voting program. These policies and procedures may be amended from time-to-time based on experience, new portfolios, as well as changing environments, especially as new and/or differing laws and regulations are promulgated.

PROCEDURES:

As part of its ongoing due diligence and compliance responsibilities, BIA shall seek to ensure that each Subadviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. BIA Compliance shall review each Subadviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Subadviser to manage a Portfolio and monitor the implementation of each Subadviser’s proxy voting policies and procedures as part of our Subadviser oversight (at least annually).

Voting of Proxies

All Portfolios (except the Funds-of-Funds and the American Funds Master-Feeder Portfolio)	If a Portfolio, other than a Fund-of-Funds or the American Funds Master-Feeder Portfolio, receives a proxy with respect to a holding in that Portfolio, such proxy shall be voted by the Subadviser in accordance with its proxy voting policies and procedures.

3

Funds-of-Funds

BIA serves as the sole investment adviser to:

1.  Brighthouse Asset Allocation Portfolios, each of which invests in other portfolios of the Trusts (the “Brighthouse Underlying Portfolios”); and

2.  American Funds Asset Allocation Portfolio, which invests in other portfolios of the American Funds Insurance Series (collectively, the “American Funds Underlying Portfolios”);

Brighthouse Underlying Portfolios and the American Funds Underlying Portfolios are each referred to below as an “Underlying Portfolio” and collectively, as the “Underlying Portfolios.”

If a Fund-of-Funds receives a proxy relating to one of the Underlying Portfolios of which it holds shares, BIA on behalf of the Fund-of-Funds, shall vote such proxy in the same proportion as the vote of other contract owners of the Underlying Portfolio with respect to a particular proposal.

American Funds Master-Feeder Portfolio	The American Funds Master-Feeder Portfolio (“Feeder Fund”) invests its assets in a series of the American Funds Insurance Series (collectively, the “Master Funds”).[1] Each Trust has delegated the proxy voting responsibilities with respect to the Feeder Fund to BIA. When the Feeder Fund receives a proxy from its corresponding Master Fund, BIA on behalf of the Feeder Fund shall vote the shares in the same proportion as the vote of other shareholders of the Master Fund with respect to a particular proposal.

Subadvisers’ Proxy Voting Policies and Procedures

Each Subadviser shall be required to maintain proxy voting policies and procedures that satisfy the following elements:

A)

Written Policies and Procedures: The Subadviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide copies of such policies and procedures to the Trusts and BIA upon request.

B)	Fiduciary Duty: The Subadviser’s policies and procedures must be reasonably designed to ensure that the Subadviser votes client securities in the best interest of its clients.

C)

Conflicts of Interest: The Subadviser’s policies and procedures must include appropriate procedures to identify and resolve, as necessary, all material proxy-related conflicts of interest between the Subadviser (including its affiliates) and its clients before voting client proxies.

[1]

If the American Funds Master-Feeder Portfolio no longer invests its assets in a Master Fund, BIA would be the investment adviser to the Portfolio pursuant to a stand-by advisory agreement approved by the Board.

4

D)

Voting Guidelines: The Subadviser’s policies and procedures must address with reasonable specificity how the Subadviser shall vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

E)

Monitoring Proxy Voting: The Subadviser must have an established system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

F)

Record Retention and Inspection: The Subadviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Subadviser must provide to the Trusts and BIA such information and records with respect to proxies relating to the Trusts’ Portfolio securities as required by law (e.g., in connection wih the Trusts’ annual filings on Form N-PX) and as the Trusts or BIA may reasonably request.

RESPONSIBILITY:

Disclosure of Trusts’ Proxy Voting Policies and Procedures and Voting Record

BIA, on behalf of the Trusts, shall take reasonable steps as necessary to seek to ensure that each Trust complies with all applicable laws and regulations relating to disclosure of the Trust’s proxy voting policies and procedures and its proxy voting record. BIA Legal (including, at its option, through third-party service providers) shall monitor the implementation of the Trusts’ proxy policy and procedures to reasonably ensure that the actual proxy voting record of BIA and the Subadvisers with respect to the Trusts’ portfolio securities are collected, processed and filed with the SEC and delivered to the Trusts’ shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

Reports to Trusts’ Board

BIA Legal shall periodically (but not less frequently than annually) report to the Board with respect to the Trusts’ implementation of its proxy voting program, including summary information with respect to the proxy voting record of BIA and the Subadvisers with respect to the Portfolio securities of each Trust, and any other information requested by the Board.

EFFECTIVE AS OF:        May 22, 2012

AMENDED AS OF:          April 29, 2013; January 3, 2017; April 1, 2020

5

Brighthouse Investment Advisers, LLC

Compliance Program

BRIGHTHOUSE INVESTMENT ADVISERS, LLC (“BIA”)

Proxy Voting Policy

POLICY: It is BIA’s policy to seek to ensure that proxies are voted in the best interests of its clients. Brighthouse Funds Trust I and Brighthouse Funds Trust II (together, the “Trusts”) believe that each Subadviser who performs investment advisory services for a Trust Portfolio is in the best position and has the necessary information to vote proxies in the best interest of a Portfolio and its shareholders, subject to the continuing oversight of the Board and BIA.

PROCEDURES:

For all Portfolios other than the Asset Allocation Portfolios, the American Funds Allocation Portfolios, and the American Funds Master-Feeder Portfolio,

•	Each Subadviser’s proxy voting policies and procedures must satisfy at a minimum the following requirements:

•

Written policies and procedures. Each Subadviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and provide BIA with copies of such policies and procedures (or a summary thereof) for inclusion as an exhibit to the Trusts’ statement of additional information.

•	Fiduciary duty. Each Subadviser’s policies and procedures must be reasonably designed to ensure that the Subadviser votes securities in the best interests of its clients.

•

Conflicts of interest. Each Subadviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary all material proxy-related conflicts of interest between the Subadviser (including such Subadviser’s affiliates) and its clients before voting client proxies.

•	Voting guidelines. Each Subadviser’s policies and procedures must address how the Subadviser will vote proxies and what factors it will take into account when voting on particular types of matters.

•	Monitoring proxy voting. Each Subadviser must have an established system that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

•

Record retention and inspection. Each Subadviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. Each Subadviser must provide to BIA such information and records with respect to proxies relating to the Fund’s Portfolio securities as BIA may reasonably request.

For the Asset Allocation Portfolios, the American Funds Allocation Portfolio, and the American Funds Master-Feeder Portfolio,

•

BIA serves as the sole investment adviser to the Asset Allocation Portfolios (a “Fund of Funds”), each of which invests in other Trust Portfolios (“Underlying Portfolios”). The Trusts have delegated the proxy voting responsibilities with respect to each of the Portfolios to BIA. Because BIA views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the

7

proxy voting responsibilities with respect to each of the portfolios to the applicable portfolio adviser. BIA will vote proxies relating to shares of an Underlying Portfolio held by a Fund of Funds in the same proportion as the vote of the other contract owners of the Underlying Portfolio with respect to a particular proposal.

•

BIA serves as the sole investment adviser to the American Funds Allocation Portfolios, (each a “Fund-of-Funds”), each of which invest in other portfolios of the American Funds Insurance Series (collectively, the “American Funds Underlying Portfolios”). The Trusts’ have delegated the proxy voting responsibilities with respect to each of the Portfolios to BIA. Because BIA views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each of the Portfolios to the applicable Portfolio adviser. BIA will vote proxies relating to shares of an American Funds Underlying Portfolio held by the Fund-of-Funds in the best interest of the shareholders.

•

BIA serves as the sole investment adviser to the American Funds Master-Feeder Portfolio, (a “Feeder Fund”), which invests its assets in a series of the American Funds Insurance Series (collectively, the “Master Funds”). The Trusts have delegated the proxy voting responsibilities with respect to the Feeder Fund Portfolio to BIA. Because BIA views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to the Feeder Fund Portfolio to the applicable Portfolio adviser. BIA will vote proxies relating to the shares of the Master Funds held by the Feeder Fund in the best interest of the shareholders.

RESPONSIBILITY: BIA Legal and BIA Compliance shall obtain each Subadviser’s proxy voting policies and procedures (or the summary thereof) as set forth above.

REQUIREMENTS:

•

Rule 206(4)-6 under the Advisers Act requires registered investment advisers (including subadvisers) that exercise voting authority with respect to client securities to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between its interests and those of its clients; (b) disclose to clients how they may obtain information about how the adviser voted with respect to their securities; and (c) describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

•

Rule 30b1-4 under the 1940 Act requires funds to file an annual report on Form N-PX not later than August 31 of each year, containing the fund’s proxy voting record for the most recent twelve-month period ended June 30.

8

•

Item 17(f) of Form N-1A requires a fund to describe the policies and procedures of its investment adviser(s) that the fund uses, or that are used on the fund’s behalf, to determine how to vote proxies relating to portfolio securities.

ADOPTED: September 15, 2004

REVISED: May 1, 2005; May 1, 2009; June 19, 2009; April 29, 2013; January 3, 2017

9

Aberdeen Asset Managers Limited

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

Voting is the primary method by which Aberdeen Standard Investments (or “we”) exercise our clients’ rights as shareholders and is the means by which boards of companies can formally be held to account. The Environmental, Social & Governance (ESG) Investment Team has oversight of all our voting globally. We vote all shares for which we have voting authority except when otherwise instructed by the beneficial owner of these shares or, where, for practical reasons (such as share-blocking), this is not appropriate.

We use our Global Voting Platform to achieve this. In doing so, we use the services of Institutional Shareholder Services (ISS), which is a reputable provider of proxy voting research and voting recommendations. Although ISS has its own voting guidelines, we provide regional custom voting policies that it uses to provide us with bespoke voting recommendations.

We implement considered voting policies based on our ESG Principles & Policy Guidelines approved by our board when voting the shares we manage. We apply our guidelines with appropriate professional care and flexibility, holding boards to account, engaging where necessary, and at all times representing the best interests of our clients.

All meeting agendas in actively managed holdings will be reviewed by a member of the ESG Investment Team or by a regional company analyst. Meeting agendas for passive and quant holdings will generally be voted in line with custom policy recommendations, with the exception of holdings in certain key indexes and corporate transactions which are referred to the ESG Investment team for review.

Our natural inclination is to support a board’s voting recommendation, but we do vote our clients’ shares against resolutions that are not consistent with their best interests as shareholders or which conflict with the spirit of Investment Association (IA) or other institutional guidance. When making voting decisions in the UK, we also make use of the IA’s Institutional Voting Information Service. We analyse special shareholder resolutions on a case-by-case basis and consider whether the resolution calls for action that would lead to an increase in shareholder value.

In the event that we vote our clients’ shares against a resolution, this decision is discussed and agreed with the investment team. We will always use best endeavours to discuss this with the company beforehand and explain the reasons. We also use reasonable endeavours to do so in respect of abstentions. The purpose of such engagements is to seek to influence changes in company policy and practice. In exceptional circumstances, we shall attend and speak at shareholder meetings to reinforce our views to the company’s board.

We recognize that there may be situations in which we vote at a company meeting where we encounter a conflict of interest. Such situations include:

•	where a portfolio manager owns the holding in a personal account;

•	an investee company that is also a Segregated Client;

•	an investee company where an Executive Director or Officer of our company is also a Director of that company;

•	an investee company where an employee of Aberdeen Standard Investments is a Director of that company;

•	a significant distributor of our products;

•	any other companies which may be relevant from time to time.

In order to manage such conflicts of interests, we have established procedures to escalate decision-making so as to ensure that our voting decisions are based on our clients’ best interests and are not impacted by any conflict.

We disclose all our voting records for shareholder meetings and our voting policies on our website. https://www.aberdeenstandard.com/en/responsible-investing/voting

11

AllianceBernstein L.P.

PROXY VOTING AND GOVERNANCE POLICY

1

EXHIBITS

+	Proxy Voting and Governance Committee Members
+	Proxy Voting Guideline Summary
+	Proxy Voting Conflict of Interest Form
+	Statement of Policy Regarding Responsible Investment

PROXY VOTING AND GOVERNANCE POLICY	2

1.	INTRODUCTION

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients’ best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights, and transparency.

Where we have agreed to vote proxies on behalf of our client accounts, we have an obligation to vote proxies in a timely manner and we apply the principles in this policy to our proxy decisions. We believe a company’s environmental, social and governance (“ESG”) practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment (“RI Policy”).

This Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”), which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB’s investment management subsidiaries and investment services groups investing on behalf of clients globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“ members of Responsible Investment team”), in order to ensure that our proxy voting policies and procedures are implemented consistently.

We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy.

2.	RESEARCH UNDERPINS DECISION MAKING

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the members of Responsible Investment team making different voting decisions on the same proposal. Nevertheless, the members of Responsible Investment team vote proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.

RESEARCH SERVICES

We subscribe to the corporate governance and proxy research services of vendors such as Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis at different levels. All our investment professionals can access these materials via the members of Responsible Investment team and/or the Committee.

ENGAGEMENT

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, members of Responsible Investment team may consult the Committee, Chief Investment Officers, Portfolio Managers, and/or Research Analysts across our equities platforms, and Portfolio Managers who manage accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on

PROXY VOTING AND GOVERNANCE POLICY	3

company-specific details, and members of Responsible Investment team, who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

3.	PROXY VOTING GUIDELINES

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in this Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

3.1	BOARD AND DIRECTOR PROPOSALS

1. Establish New Board Committees and Elect Board Members with Specific Expertise (SHP)	CASE-BY-CASE

We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG issues. We consider on a case-by-case basis proposals that require the addition of a board member with a specific area of expertise.

2. Changes in Board Structure and Amending the Articles of Incorporation	FOR

Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device and diminishes shareholder rights, we generally vote against.

We may vote against directors for amending by-laws without seeking shareholder approval and/or restricting or diminishing shareholder rights.

3. Classified Boards	AGAINST

A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti-takeover implications, we generally oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision exists. We may also vote against directors that fail to implement shareholder approved proposals to declassify boards that we previously supported.

4. Director Liability and Indemnification	CASE-BY-CASE

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.

PROXY VOTING AND GOVERNANCE POLICY	4

We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose proposals to indemnify directors for gross negligence.

5. Disclose CEO Succession Plan (SHP)	FOR

Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

6. Election of Directors	FOR

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled and may take into account affiliations, related-party transactions and prior service to the company,. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

In addition:

+

We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues. We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse.

+

We may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.

+	We may vote against directors for poor compensation, audit or governance practices including the lack of a formal key committee.
+	We may vote against directors for unilateral bylaw amendments that diminish shareholder rights.

We also may consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.

a. Controlled Company Exemption	CASE-BY-CASE

In certain markets, a different standard for director independence may be applicable for controlled companies, which are companies where more than 50% of the voting power is held by an individual, group or another company, or as otherwise defined by local market standards. We may take these local standards into consideration when determining the appropriate level of independence required for the board and key committees.

Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board

PROXY VOTING AND GOVERNANCE POLICY	5

does not include a majority of independent members, although we may take local standards into consideration when determining the appropriate level of independence required for the board and key committees. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.

b. Voting for Director Nominees in a Contested Election	CASE-BY-CASE

Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

7. Board Capacity

We believe that incorporating an assessment of each director’s capacity into consideration for a director election is essential to promote meaningful board oversight of the management. AB currently votes against the appointment of directors who occupy, or would occupy following the vote, 4 or more board seats for non-CEOs, 3 or more board seats for the sitting CEO of the company in question and 2 or more board seats for sitting CEOs of companies other than the company under consideration. We may also exercise flexibility on occasions where the “over-boarded” director nominee’s presence on the board is critical, based on company specific contexts in absence of any notable accountability concerns.

8. Board Diversity	CASE-BY-CASE

Diversity is an important element of assessing the board’s quality, as it promotes wider range of perspectives to be considered for companies to both strategize and mitigate risks. In line with this view, several European countries legally require a quota of female directors. Other European countries have a comply-or-explain policy. In the U.S., California requires corporations headquartered in the State of California to have at least one female director on board.

We believe that boards should develop, as a part of their refreshment process, a framework for identifying diverse candidates for all open board positions. We believe diversity is broader than gender and should also take into consideration factors such as business experience, ethnicity, tenure and nationality. As such, we generally vote in favor of proposals that encourage the adoption of a diverse search policy (“Rooney Rule”), assuring that each director search includes at least one woman, and in the US, at least one underrepresented person of color, in the slate of nominees. In addition, AB will generally vote against the nominating/governance committee chair, or a relevant incumbent member in case of classified boards, when the board has no female members. This approach applies globally excluding Japan.

9. Independent Lead Director (SHP)	FOR

We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director, if the position of chairman is non-independent. We view the existence of a strong independent lead director, whose role is robust and includes clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, as a good example of the sufficient counter-balancing governance. If a company has such an independent lead director in place, we will generally oppose a proposal to require an independent board chairman, barring any additional board leadership concerns.

10. Limit Term of Directorship (SHP)	CASE-BY-CASE

These proposals seek to limit the term during which a director may serve on a board to a set number of years.

Accounting for local market practice, we generally consider a number of factors, such as overall level of board independence, director qualifications, tenure, board diversity and board effectiveness in representing our interests as shareholders, in assessing whether limiting directorship terms is in shareholders’ best interests. Accordingly, we evaluate these items case-by-case.

PROXY VOTING AND GOVERNANCE POLICY	6

11. Majority of Independent[1] Directors (SHP)	FOR

Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board while taking into consideration local market regulation and corporate governance codes.

12. Majority of Independent Directors on Key Committees (SHP)	FOR

In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, we believe that the audit2, nominating/governance, and compensation committees should be composed of a majority of independent directors while taking into consideration local market regulation, corporate governance codes, and controlled company status.

13. Majority Votes for Directors (SHP)	FOR

We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

14. Removal of Directors Without Cause (SHP)	FOR

Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.

We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

15. Require Independent Board Chairman (SHP)	CASE-BY-CASE

We believe there can be benefits to an executive chairman and to having the positions of chairman and CEO combined as well as split. When the chair is non-independent the company must have sufficient counter-balancing governance in place, generally through a strong independent lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.

3.2	COMPENSATION PROPOSALS

16. Pro Rata Vesting of Equity Compensation Awards-Change in Control (SHP)	CASE-BY-CASE

We examine proposals on the treatment of equity awards in the event of a change in control on a case-by-case basis. If a change in control is accompanied by termination of employment, often referred to as a double-trigger,

1 For purposes of this Policy, generally, we will consider a director independent if the director satisfies the independence definition set forth in the listing standards of the exchange on which the common stock is listed. However, we may deem local independence classification criteria insufficient.

2 Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

PROXY VOTING AND GOVERNANCE POLICY	7

we generally support accelerated vesting of equity awards. If, however, there is no termination agreement in connection with a change in control, often referred to as a single-trigger, we generally prefer pro rata vesting of outstanding equity awards.

17. Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP)	AGAINST

We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

18. Advisory Vote to Ratify Directors’ Compensation (SHP)	FOR

Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members. We generally support this item.

19. Amend Executive Compensation Plan Tied to Performance (Bonus Banking) (SHP)	AGAINST

These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.

We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

20. Approve Remuneration for Directors and Auditors	CASE-BY-CASE

We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. We will generally oppose performance-based remuneration for non-executive directors as this may compromise independent oversight. However, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard and the local market practice.

21. Approve Retirement Bonuses for Directors (Japan and South Korea)	CASE-BY-CASE

Retirement bonuses are customary in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long-term shareholder value. However, when the details of the retirement bonus are inadequate or undisclosed, we may abstain or vote against.

22. Approve Special Payments to Continuing Directors and Auditors (Japan)	CASE-BY-CASE

In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired. However, when the details of the special payments are inadequate or undisclosed, we may abstain or vote against.

23. Disclose Executive and Director Pay (SHP)	CASE-BY-CASE

The United States Securities and Exchange Commissions (“SEC”) has adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly,

PROXY VOTING AND GOVERNANCE POLICY	8

we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

24. Executive and Employee Compensation Plans, Policies and Reports	CASE-BY-CASE

Compensation plans (“Compensation Plans”) usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long-term interests of management with shareholders:

+	Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;
+	Compensation costs should be managed in the same way as any other expense;
+

Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company; and

+	In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

We may oppose plans which include, and directors who establish, compensation plan provisions deemed to be poor practice such as automatic acceleration of equity, or single-triggered, in the event of a change in control.

Although votes on compensation plans are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing shareholder value.

In markets where votes on compensation plans are not required for all companies, we will support shareholder proposals asking the board to adopt such a vote on an advisory basis.

Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

25. Limit Executive Pay (SHP)	CASE-BY-CASE

We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

26. Mandatory Holding Periods (SHP)	AGAINST

We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value. We are generally in favor of reasonable stock ownership guidelines for executives.

27. Performance-Based Stock Option Plans (SHP)	CASE-BY-CASE

These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target).

PROXY VOTING AND GOVERNANCE POLICY	9

Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.

28. Prohibit Relocation Benefits to Senior Executives (SHP)	AGAINST

We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.

29. Recovery of Performance-Based Compensation (SHP)	FOR

We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a fraud or other reasons that resulted in the detriment to shareholder value and/or company reputation due to gross ethical lapses. In deciding how to vote, we consider the adequacy of existing company clawback policy, if any.

30. Submit Golden Parachutes/Severance Plans to a Shareholder Vote (SHP)	FOR

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans), to a shareholder vote, and we review proposals to ratify or redeem such plans retrospectively on a case-by-case basis.

31. Submit Golden Parachutes/Severance Plans to a Shareholder Vote Prior to Their Being Negotiated by Management (SHP)	CASE-BY-CASE

We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. However, shareholders must be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we evaluate proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management on a case-by-case basis.

32. Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP)	FOR

Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

PROXY VOTING AND GOVERNANCE POLICY	10

3.3	CAPITAL CHANGES AND ANTI-TAKEOVER PROPOSALS

33. Amend Exclusive Forum Bylaw (SHP)	AGAINST

We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.

34. Amend Net Operating Loss (“NOL”) Rights Plans	FOR

NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti-takeover device.

35. Authorize Share Repurchase	FOR

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

36. Blank Check Preferred Stock	AGAINST

Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.

We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

37. Corporate Restructurings, Merger Proposals and Spin-Offs	CASE-BY-CASE

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

38. Elimination of Preemptive Rights	CASE-BY-CASE

Preemptive rights allow the shareholders of the company to buy newly-issued shares before they are offered to the public in order to maintain their percentage ownership. We believe that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely-held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

39. Expensing Stock Options (SHP)	FOR

US generally-accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS—international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.

40. Fair Price Provisions	CASE-BY-CASE

A fair price provision in the company’s charter or by laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most

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instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

Fair pricing provisions attempt to prevent the “two tiered front loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

41. Increase Authorized Common Stock	CASE-BY-CASE

In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company’s intentions—going beyond the standard “general corporate purposes”—must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.

In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

42. Issuance of Equity Without Preemptive Rights	FOR

We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).

43. Multi Class Equity Structures	CASE-BY-CASE

The one share, one vote principle – stating that voting power should be proportional to an investor’s economic ownership – is generally preferred in order to hold the board accountable to shareholders. Multi-class structures, however, may be beneficial, for a period of time, allowing management to focus on longer-term value creation, which benefits all shareholders. In these instances, we evaluate proposals of share issuances to perpetuate the structure on a case-by-case basis and expect the company to attach provisions that will either eliminate or phase out existing multi-class vote structures when appropriate and in a cost-effective manner (often referred to as “Sunset Provisions), or require periodic shareholder reauthorization. We expect Board’s to routinely review existing multi-class vote structures and share their current view. If the above criteria is not met, we may vote against the board.

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44. Net Long Position Requirement	FOR

We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

45. Reincorporation	CASE-BY-CASE

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.

Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

46. Reincorporation to Another Jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP)	CASE-BY-CASE

If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

47. Stock Splits	FOR

Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

48. Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP)	FOR

Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company’s stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

49. Transferrable Stock Options	CASE-BY-CASE

In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by-case basis.

These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally

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vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.

3.4	AUDITOR PROPOSALS

50. Appointment of Auditors	FOR

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different calculation, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

51. Approval of Financial Statements	FOR

In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may vote against if the information is not available in advance of the meeting.

52. Approval of Internal Statutory Auditors	FOR

Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

53. Limitation of Liability of External Statutory Auditors (Japan)	CASE-BY-CASE

In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.

We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

54. Separating Auditors and Consultants (SHP)	CASE-BY-CASE

We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of

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2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of other non-audit related services.

We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.

We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.

3.5	SHAREHOLDER ACCESS AND VOTING PROPOSALS

55. A Shareholder’s Right to Call Special Meetings (SHP)	FOR

Most state corporation statutes (though not Delaware, where many US issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly-scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage as defined by the relevant company bylaws.

We recognize the importance of the right of shareholders to remove poorly-performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support a proposal to establish shareholders’ right to call a special meeting unless we see a potential abuse of the right based on the company’s current share ownership structure.

56. Adopt Cumulative Voting (SHP)	CASE-BY-CASE

Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 × 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board. Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.

Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

57. Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP)	FOR

In dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

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58. Early Disclosure of Voting Results (SHP)	AGAINST

These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.

59. Limiting a Shareholder’s Right to Call Special Meetings	AGAINST

Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company’s agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

60. Permit a Shareholder’s Right to Act by Written Consent (SHP)	CASE-BY-CASE

Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will generally support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders. We may also vote against the proposal if the company provides shareholders a right to call special meetings with an ownership threshold of 15% or below in absence of material restrictions, as we believe that shareholder access rights should be considered from a holistic view rather than promoting all possible access rights that may impede one another in contrast to long-term shareholder value.

61. Proxy Access for Annual Meetings (SHP) (Management)	FOR

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the SEC in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot We will generally vote in favor of proposals that seek to amend an existing right to more closely align with the SEC framework.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our

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clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

62. Reduce Meeting Notification from 21 Days to 14 Days (UK)	FOR

Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.

A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

63. Shareholder Proponent Engagement Process (SHP)	FOR

We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.

64. Supermajority Vote Requirements	AGAINST

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement. However we may support supermajority vote requirements at controlled companies as a protection to minority shareholders from unilateral action of the controlling shareholder.

3.6	ENVIRONMENTAL, SOCIAL AND DISCLOSURE PROPOSALS

65. Animal Welfare (SHP)	CASE-BY-CASE

These proposals may include reporting requests or policy adoption on items such as pig gestation crates and animal welfare in the supply chain

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

66. Climate Change (SHP)	FOR

Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potentially critical and material risk to the sustainability of a wide range of business-specific activities. These proposals may include emissions standards or reduction targets, quantitative goals, and impact assessments. We generally support these proposals, while taking into account the materiality of the issue and whether the proposed information is of added benefit to shareholders.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

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67. Charitable Contributions (SHP) (MGMT)	CASE-BY-CASE

Proposals relating to charitable contributions may be sponsored by either management or shareholders.

Management proposals may ask to approve the amount for charitable contributions.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

68. Environmental Proposals (SHP)	CASE-BY-CASE

These proposals can include reporting and policy adoption requests in a wide variety of areas, including, but not limited to, (nuclear) waste, deforestation, packaging and recycling, renewable energy, toxic material, palm oil and water.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

69. Genetically Altered or Engineered Food and Pesticides (SHP)	CASE-BY-CASE

These proposals may include reporting requests on pesticides monitoring/use and Genetically Modified Organism (GMO) as well as GMO labeling.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

70. Health Proposals (SHP)	CASE-BY-CASE

These proposals may include reports on pharmaceutical pricing, antibiotic use in the meat supply, and tobacco products. We generally support shareholder proposals calling for reports while taking into account the current reporting policies of the company and whether the proposed information is of added benefit to shareholders.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

71. Human Rights Policies and Reports (SHP)	CASE-BY-CASE

These proposals may include reporting requests on human rights risk assessment, humanitarian engagement and mediation policies, working conditions, adopting policies on supply chain worker fees and expanding existing policies in these areas. We recognize that many companies have complex supply chains which have led to increased awareness of supply chain issues as an investment risk.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

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We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

72. Include Sustainability as a Performance Measure (SHP)	CASE-BY-CASE

We believe management and directors should be given latitude in determining appropriate performance measurements. While doing so, consideration should be given to how long-term sustainability issues might affect future company performance. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation and how they are linked with our objectives as long-term shareholders.

73. Lobbying and Political Spending (SHP)	FOR

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

74. Other Business	AGAINST

In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

75. Reimbursement of Shareholder Expenses (SHP)	AGAINST

These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast or the cost of proxy contest expenses. We generally vote against these proposals, unless reimbursement occurs only in cases where management fails to implement a majority passed shareholder proposal, in which case we may vote in favor.

76. Sustainability Report (SHP)	FOR

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

77. Work Place: Diversity (SHP)	FOR

We generally support shareholder proposals calling for reports and disclosure surrounding workplace diversity while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

We generally support proposals requiring a company to amend its Equal Employment Opportunity policies to prohibit workplace discrimination based on sexual orientation and gender ID.

78. Work Place: Gender Pay Equity(SHP)	FOR

A report on pay disparity between genders typically compares the difference between male and female median earnings expressed as a percentage of male earningsand may include, statistics and rationale pertaining to changes in the size of the gap, recommended actions, and information on whether greater oversight is needed over certain aspects of the company’s compensation policies.

The SEC requires US issuers with fiscal years ending on or after January 1, 2017, to contrast CEO pay with median employee pay. This requirement, however, does not specifically address gender pay equity issues in such pay disparity reports. Accordingly, we will generally support proposals requiring gender pay metrics, taking into account the specific metrics and scope of the information requested and whether the SEC’s requirement renders the proposal unnecessary.

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4.	CONFLICTS OF INTEREST

4.1	INTRODUCTION

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

AllianceBernstein L.P. (“AB””) recognizes that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, the procedures set forth below in sections 4.2 through 4.8 have been established for use when we encounter a potential conflict to ensure that our voting decisions are based on maximizing shareholder value and are not the product of a conflict.

4.2	ADHERENCE TO STATED PROXY VOTING POLICIES

Votes generally are cast in accordance with this policy3. In situations where our policy is case-by-case, this Manual often provides criteria that will guide our decision. In situations where our policy on a particular issue is case-by-case and the vote cannot be clearly decided by an application of our stated policy, a member of the Committee or his/her designee will make the voting decision in accordance with the basic principle of our policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of our proxy research services vendor, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting policy on specific issues must be documented. On an annual basis, the Committee will receive a report of all such votes so as to confirm adherence of the policy.

4.3	DISCLOSURE OF CONFLICTS

When considering a proxy proposal, members of the Committee or investment professionals involved in the decision-making process must disclose to the Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Committee has a conflict of interest, he or she must also remove himself or herself from the decision-making process.

4.4	POTENTIAL CONFLICTS LIST

No less frequently than annually, a list of companies and organizations whose proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List generally includes:

+	Publicly-traded clients of AB;
+	Publicly-traded companies that distribute AB mutual funds;
+	Bernstein private clients who are directors, officers, or 10% shareholders of publicly traded companies;

3 From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AB reserves the right to depart from those policies if we believe it to be in the client’s best interests.

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+	Publicly-traded companies which are sell-side clients of our affiliated broker-dealer, SCB&Co.;
+	Companies where an employee of AB or AXA Equitable Holdings, Inc., the parent company of AB, has identified an interest;
+	Publicly-traded affiliated companies;
+	Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;
+	Publicly-traded companies targeted by the AFL-CIO for voting;
+	Any other conflict of which a Committee member becomes aware[4].

We determine our votes for all meetings of companies that may present a conflict by applying the tests described in Section 4.5 below. We document all instances when the Conflicts Officer determines our vote.

4.5	DETERMINE EXISTENCE OF CONFLICT OF INTEREST

When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision does not generate a conflict of interest:

+	If our proposed vote is consistent with the Policy, no further review is necessary.
+	If our proposed vote is contrary to our Policy, we would take the following steps:
+	If our proposed vote is contrary to the Policy and our client’s recommended vote on the proposal is consistent with our fiduciary duty, no further review is necessary.
+

If our proposed vote is contrary to the Policy or is not covered by the Policy and is consistent with our client’s position and the views of our proxy research services vendor, no further review is necessary.

+

If our proposed vote is contrary to the Policy or is not covered herein, is consistent with our client’s recommended vote on the proposal and is contrary to the views of our proxy research service vendor, the vote will be presented to the Conflicts Officer. The Conflicts Officer will determine whether the proposed vote is reasonable. If the Conflicts Officer cannot determine that the proposed vote is reasonable, the Conflicts Officer may instruct AB to refer the votes back to the client(s) or take other actions as the Conflicts Officer deems appropriate. The Conflicts Officer’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto).

In the event the firm’s ultimate vote is in conflict with the client’s recommended vote, we will treat the client as if it had chosen to direct its own proxy vote for that vote only.

4.6	REVIEW OF THIRD PARTY RESEARCH SERVICE CONFLICTS OF INTEREST

The Committee takes reasonable steps to verify that the proxy research service vendor to which we have a full-level subscription is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing proxy research service vendor’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether the proxy research service vendor (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

4.7	CONFIDENTIAL VOTING

It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Committee; (ii) Portfolio Managers who hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; and (v) clients who do not hold the security or for whom AB does not have proxy voting authority, but who provide AB with a signed a Non-Disclosure Agreement. Once the votes have been cast, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website the quarter after the vote has been cast.

4 The Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

PROXY VOTING AND GOVERNANCE POLICY	21

We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

On occasion, clients for whom we do not have proxy voting authority may ask us how AB’s Proxy Voting and Governance Policy would be implemented. A member of the Committee or one or more members of Responsible Investment team may provide the results of a potential implementation of the AB policy to the client’s account subject to an understanding with the client that the implementation shall remain confidential.

Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.

4.8	A NOTE REGARDING AB’S STRUCTURE

AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation is a wholly-owned subsidiary of AXA Equitable Holdings, Inc.

As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.

5.	VOTING TRANSPARENCY

We publish our voting records on our website quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor.

6.	RECORDKEEPING

All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of five years. If the local regulation requires that records are kept for more than five years, we will comply with the local regulation. We maintain the vast majority of these records electronically.

6.1	PROXY VOTING AND GOVERNANCE POLICY

The Proxy Voting and Governance Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and on the AB website:

https://www.alliancebernstein.com/abcom/web/linkedsite.aspx?key=ab.retail.proxyvoting.mf

6.2	PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES

For US Securities5, AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

6.3	RECORDS OF VOTES CAST ON BEHALF OF CLIENTS

Records of votes cast by AB are retained electronically by our proxy research service vendor.

5 US securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934, as amended. Non-US securities are defined as all other securities.

PROXY VOTING AND GOVERNANCE POLICY	22

6.4	RECORDS OF CLIENTS REQUESTS FOR PROXY VOTING INFORMATION

Copies of written requests from clients for information on how AB voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.

6.5	DOCUMENTS PREPARED BY AB THAT ARE MATERIAL TO VOTING DECISIONS

The Committee is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to the A member of Responsible Investment team.

7.	PROXY VOTING PROCEDURES

7.1	VOTE ADMINISTRATION

In an effort to increase the efficiency of voting proxies, AB uses ISS to act as its voting agent for our clients’ holdings globally.

Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution. A Members of Responsible Investment team review the ballots via ISS’s web platform, ProxyExchange. Using ProxyExchange, the Members of Responsible Investment team submit our voting decision. ISS then returns the proxy ballot forms to the designated returnee for tabulation.

If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.

7.2	SHARE BLOCKING

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may abstain from voting those shares.

We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.

7.3	LOANED SECURITIES

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities. For the SRI labeled Thematic funds, we recall U.S. securities on loan to vote proxies and have discontinued lending for non-U.S. securities.

PROXY VOTING AND GOVERNANCE POLICY	23

PROXY VOTING AND GOVERNANCE COMMITTEE MEMBERS

The members of the Committee establish general proxy policies for AB and consider specific proxy voting matters as necessary. Members include senior investment personnel and representatives of the Legal and Compliance Department and the Operations Department.

If you have questions or desire additional information about this Policy, please contact the Proxy Team at:

ProxyTeam@alliancebernstein.com.

PROXY VOTING AND GOVERNANCE POLICY	24

EXHIBIT

PROXY VOTING GUIDELINE SUMMARY

Shareholder Proposal	Board and Director Proposals	For	Against	Case-by- Case
	Board Diversity			+
+	Establish New Board Committees and Elect Board Members with Specific Expertise			+
	Changes in Board Structure and Amending the Articles of Incorporation	+
	Classified Boards		+
	Director Liability and Indemnification			+
+	Disclose CEO Succession Plan	+
	Election of Directors	+
	Controlled Company Exemption			+
	Voting for Director Nominees in a Contested Election			+
+	Independent Lead Director	+
+	Limit Term of Directorship			+
+	Majority of Independent Directors	+
+	Majority of Independent Directors on Key Committees	+
+	Majority Votes for Directors	+
+	Removal of Directors Without Cause	+
+	Require Independent Board Chairman			+
+	Require Two Candidates for Each Board Seat		+

Compensation Proposals
+	Elimination of Single Trigger Change-in-Control Agreements	+
+	Pro Rata Vesting of Equity Compensation Awards-Change of Control			+
+	Adopt Policies to Prohibit any Death Benefits to Senior Executives		+
+	Advisory Vote to Ratify Directors’ Compensation	+
+	Amend Executive Compensation Plan Tied to Performance (Bonus Banking)		+
	Approve Remuneration for Directors and Auditors			+
	Approve Remuneration Reports			+
	Approve Retirement Bonuses for Directors (Japan and South Korea)			+
	Approve Special Payments to Continuing Directors and Auditors (Japan)			+
+	Disclose Executive and Director Pay			+
+	Exclude Pension Income from Performance-Based Compensation	+
	Executive and Employee Compensation Plans			+
+	Limit Dividend Payments to Executives		+
+	Limit Executive Pay			+

PROXY VOTING AND GOVERNANCE POLICY	25

EXHIBIT

Shareholder Proposal		For	Against	Case-by- Case
+	Mandatory Holding Periods		+
+	Performance-Based Stock Option Plans			+
+	Prohibit Relocation Benefits to Senior Executives		+
+	Recovery of Performance-Based Compensation	+
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote		+
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote prior to their being Negotiated by Management			+
+	Submit Survivor Benefit Compensation Plans to a Shareholder Vote	+

Capital Changes and Anti-Take Over Proposals
+	Amend Exclusive Forum Bylaw		+
	Amend Net Operating Loss (“NOL”) Rights Plans	+
	Authorize Share Repurchase	+
	Blank Check Preferred Stock		+
	Corporate Restructurings, Merger Proposals and Spin-Offs			+
	Elimination of Preemptive Rights			+
+	Expensing Stock Options	+
	Fair Price Provisions			+
	Increase Authorized Common Stock			+
	Issuance of Equity without Preemptive Rights	+
	Issuance of Stock with Unequal Voting Rights			+
	Net Long Position Requirement	+
	Reincorporation			+
+	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance			+
	Stock Splits	+
+	Submit Company’s Shareholder Rights Plan to a Shareholder Vote	+
	Transferrable Stock Options			+

Auditor Proposals
	Appointment of Auditors	+
	Approval of Financial Statements	+
	Approval of Internal Statutory Auditors	+
+	Limit Compensation Consultant Services		+
	Limitation of Liability of External Statutory Auditors (Japan)			+
+	Separating Auditors and Consultants			+

Shareholder Access & Voting Proposals
+	A Shareholder’s Right to Call Special Meetings	+
+	Adopt Cumulative Voting			+

PROXY VOTING AND GOVERNANCE POLICY	26

EXHIBIT

Shareholder Proposal		For	Against	Case-by- Case
+	Adopt Cumulative Voting in Dual Shareholder Class Structures	+
+	Early Disclosure of Voting Results		+
+	Implement Confidential Voting	+
	Limiting a Shareholder’s Right to Call Special Meetings		+
+	Permit a Shareholder’s Right to Act by Written Consent			+
+	Proxy Access for Annual Meetings	+
	Reduce Meeting Notification from 21 Days to 14 Days (UK)	+
+	Rotation of Locale for Annual Meeting		+
+	Shareholder Proponent Engagement Process	+
	Supermajority Vote Requirements		+

Environmental & Social, Disclosure Proposals
+	Animal Welfare			+
+	Climate Change			+
+	Carbon Accounting	+
+	Carbon Risk	+
+	Charitable Contributions			+
+	Environmental Proposals			+
+	Genetically Altered or Engineered Food and Pesticides			+
+	Health Proposals			+
+	Pharmaceutical Pricing (US)			+
+	Human Rights Policies and Reports			+
+	Include Sustainability as a Performance Measure (SHP)			+
+	Lobbying and Political Spending	+
+	Other Business		+
+	Reimbursement of Shareholder Expenses		+
+	Sustainability Report			+
+	Work Place: Diversity	+
+	Work Place: Pay Disparity			+

PROXY VOTING AND GOVERNANCE POLICY	27

EXHIBIT

PROXY VOTING CONFLICT OF INTEREST FORM

Name of Security	Date of Shareholder Meeting

Short Description of the conflict (client, mutual fund distributor, etc.):

1.	Is our proposed vote on all issues consistent with our stated proxy voting policy?	☐	Yes	☐	No
If yes, stop here and sign below as no further review is necessary.

2.	Is our proposed vote contrary to our client’s position?	☐	Yes	☐	No
If yes, stop here and sign below as no further review is necessary.

3.	Is our proposed vote consistent with the views of Institutional Shareholder Services?	☐	Yes	☐	No
If yes, stop here and sign below as no further review is necessary.

Please attach a memo containing the following information and documentation supporting the proxy voting decision:

+	A list of the issue(s) where our proposed vote is contrary to our stated policy (director election, cumulative voting, compensation)
+

A description of any substantive contact with any interested outside party and a proxy voting and governance committee or an AB investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such.

+	If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken.

AB Conflicts Officer Approval (if necessary. Email approval is acceptable.):	Prepared by:

I hereby confirm that the proxy voting decision referenced on this form is reasonable.

Print Name:
AB Conflicts Officer	Date:

Date:

Please return this completed form and all supporting documentation to the Conflicts Officer in the Legal and Compliance Department and keep a copy for your records.

PROXY VOTING AND GOVERNANCE POLICY	28

EXHIBIT

STATEMENT OF POLICY REGARDING RESPONSIBLE INVESTMENT

PRINCIPLES FOR RESPONSIBLE INVESTMENT, ESG AND SOCIALLY RESPONSIBLE INVESTMENT

1. Introduction

AllianceBernstein L.P. (“AB” or “we”) is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. AB has long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment (“PRI” or “Principles”), and Socially Responsible Investing (“SRI”) incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager’s fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AB may accept such guideline restrictions upon client request.

2.	Approach to ESG

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer’s past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3.	Commitment to the PRI

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AB as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1.        We will incorporate ESG issues into investment research and decision-making processes.

AB Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have

PROXY VOTING AND GOVERNANCE POLICY	29

EXHIBIT

continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2.        We will be active owners and incorporate ESG issues into our ownership policies and practices.

AB Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define “engagement” as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3.        We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AB Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4.        We will promote acceptance and implementation of the Principles within the investment industry.

AB Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5.        We will work together to enhance our effectiveness in implementing the Principles.

AB Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6.        We will report on our activities and progress towards implementing the Principles.

AB Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4.        RI Committee

Our firm’s RI Committee provides AB stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AB personnel to further implement our firm’s RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com.

PROXY VOTING AND GOVERNANCE POLICY	30

AQR Capital Management, LLC

AQR Proxy Voting Policy and Procedures

As Amended: May 2020

Last Reviewed: 15 May 2020

AQR Proxy Voting Policy and Procedures

I.	STATEMENT OF POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to seek to ensure that such rights are properly and timely exercised. AQR Capital Management, LLC (“AQR”)1 manages a variety of products and AQR’s proxy voting authority may vary depending on the type of product or specific client preferences. AQR retains full proxy voting discretion for accounts comprised of comingled client assets. However, AQR’s proxy voting authority may vary for accounts that AQR manages on behalf of individual clients. These clients may retain full proxy voting authority for themselves, grant AQR full discretion to vote proxies on their behalf, or provide AQR with proxy voting authority along with specific instructions and/or custom proxy voting guidelines. Where AQR has been granted discretion to vote proxies on behalf of managed account clients this authority must be explicitly defined in the relevant Investment Management Agreement, or other document governing the relationship between AQR and the client.

In exercising its proxy voting authority, AQR is mindful of the fact that the value of proxy voting to a client’s investments may vary depending on the nature of an individual voting matter and the strategy in which a client is invested. AQR typically follows a systematic, research-driven investment approach, applying quantitative tools to process fundamental information and manage risk. Some proxy votes may have heightened value for certain clients, such as votes on corporate events (e.g., mergers and acquisitions, dissolutions, conversions, or consolidations) for those clients invested in AQR strategies involving the purchase of securities around corporate events. These differences may result in varying levels of AQR engagement in proxy votes, but in all cases where AQR retains proxy voting authority, it will seek to vote proxies in the best interest of its clients and in accordance with this Proxy Voting Policy and Procedures (the “Policy”).

AQR’s Proxy Voting Committee, as a sub-committee of the AQR Stewardship Committee, is responsible for the implementation of this Policy, including the oversight and use of third-party proxy advisers, the manner in which AQR votes its proxies, and fulfilling AQR’s obligation voting proxies in the best interest of its clients.

II.	USE OF THIRD-PARTY PROXY ADVISORS

AQR has retained an independent third-party Proxy Advisory firm for a variety of services including, but not limited to, receiving proxy ballots, working with custodian banks, proxy voting research and recommendations, and executing votes. AQR may also engage other Proxy Advisory firms as appropriate for proxy voting research and other services.

The AQR Stewardship Committee periodically assesses the performance of its Proxy Advisory firm.

III.	CONSIDERATIONS WHEN ASSESSING OR CONSIDERING A PROXY ADVISORY FIRM

When considering the engagement of a new, or the performance and retention of an existing, Proxy Advisory firm to provide research, voting recommendations, or other proxy voting related services, AQR will, as part of its assessment, consider:

•	The capacity and competency of the Proxy Advisory firm to adequately analyze the matters up for a vote;

•

Whether the Proxy Advisory firm has an effective process for obtaining current and accurate information including from issuers and clients (e.g., engagement with issuers, efforts to correct deficiencies, disclosure about sources of information and methodologies, etc.);

[1]	The term “AQR” includes AQR Capital Management, LLC and CNH Partners, LLC and their respective investment advisory affiliates.

1

AQR Proxy Voting Policy and Procedures

•	How the Proxy Advisory firm incorporates appropriate input in formulating its methodologies and construction of issuer peer groups, including unique characteristics regarding an issuer;

•	Whether the Proxy Advisory firm has adequately disclosed its methodologies and application in formulating specific voting recommendations;

•	The nature of third-party information sources used as a basis for voting recommendations;

•	When and how the Proxy Advisory firm would expect to engage with issuers and other third parties;

•	Whether the Proxy Advisory firm has established adequate policies and procedures on how it identifies and addresses conflicts of interests;

•	Information regarding any errors, deficiencies, or weaknesses that may materially affect the Proxy Advisory firm’s research or ultimate recommendation;

•	Whether the Proxy Advisory firm appropriately and regularly updates methodologies, guidelines, and recommendations, including in response to feedback from issuers and their shareholders;

•	Whether the Proxy Advisory firm adequately discloses any material business changes taking into account any potential conflicts of interests that may arise from such changes.

AQR also undertakes periodic sampling of proxy votes as part of its assessment of a Proxy Advisory firm and in order to reasonably determine that proxy votes are being cast on behalf of its clients consistent with this Policy.

IV.	POTENTIAL CONFLICTS OF INTEREST OF THE PROXY ADVISOR

AQR requires any Proxy Advisory firm it engages with to identify and provide information regarding any material business changes or conflicts of interest on an ongoing basis. Where a conflict of interest may exist, AQR requires information on how said conflict is being addressed. If AQR determines that a material conflict of interest exists and is not sufficiently mitigated, AQR’s Proxy Voting Committee will determine whether the conflict has an impact on the Proxy Advisory firm’s voting recommendations, research, or other services and determine if any action should be taken.

V.	VOTING PROCEDURES AND APPROACH

In relation to stocks held in AQR funds and accounts where AQR has proxy voting discretion, AQR will, as a general rule, seek to vote in accordance with this Policy and the applicable guidelines AQR has developed to govern voting recommendations from its Proxy Advisory firm (“AQR Voting Guidelines”). In instances where a client has provided AQR with specific instructions and/or custom proxy voting guidelines, AQR will seek to vote proxies in line with such instructions or custom guidelines.

AQR may refrain from voting in certain situations unless otherwise agreed to with a client. These situations include, but are not limited to, when:

1.	The cost of voting a proxy outweighs the benefit of voting;

2.	AQR does not have enough time to process and submit a vote due to the timing of proxy information transfer or other related logistical or administrative issues;

3.	AQR has an outstanding sell order or intends to sell the applicable security prior to the voting date;

4.	There are restrictions on trading resulting from the exercise of a proxy;

2

AQR Proxy Voting Policy and Procedures

5.	Voting would cause an undue burden to AQR (e.g., votes occurring in jurisdictions with beneficial ownership disclosure and/or Power of Attorney requirements); or

6.	AQR has agreed with the client in advance of the vote not to vote in certain situations or on specific issues.

AQR generally does not notify clients of non-voted proxy ballots.

Some of AQR’s strategies primarily focus on portfolio management and research related to macro trading strategies which are implemented through the use of derivatives. These strategies typically do not hold equity securities with voting rights, but may, in certain circumstances, hold an exchange traded fund (“ETF”) for the purposes of managing market exposure. For AQR funds and managed accounts that only have a de minimis exposure to equites via an ETF, AQR will generally not vote proxies.

AQR takes a sustainable approach to proxy voting in relation to all its comingled client assets as evidenced in their voting guidelines. The aim is to promote sustainable best practices in portfolio companies, which includes advocating for environmental protection, human rights, fair labor, and anti-discrimination practices. When evaluating and adopting these guidelines and to encourage best sustainability practices, the voting policy takes into account generally accepted frameworks such as those defined by the United Nations Principles for Responsible Investment and United Nations Global Compact.

VI.	ISSUER SPECIFIC BALLOT EVALUATIONS

AQR may review individual ballots (for example, in relation to specific corporate events such as mergers and acquisitions) using a more detailed analysis than is generally applied through the AQR Voting Guidelines. This analysis may, but does not always, result in deviation from the voting recommendation that would result from the AQR Voting Guidelines assigned to a given AQR fund or managed account. When determining whether to conduct an issuer-specific analysis, AQR will consider the potential effect of the vote on the value of the investment. To the extent that issuer-specific analysis results in a voting recommendation that deviates from a recommendation produced by the AQR Voting Guidelines, AQR will be required to vote proxies in a way that, in AQR’s reasonable judgment, is in the best interest of AQR’s clients.

Unless prior approval is obtained from the Chief Compliance Officer, Head of Stewardship, or designee, the following principles will generally be adhered to when deviating from the AQR Voting Guidelines:

1.

AQR will not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders, shall be for the sole purpose of expressing and addressing AQR’s concerns consistent with the best interests of its clients;

2.	AQR will not announce its voting intentions and the reasons therefore; and

3.	AQR will not initiate a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

VII.	POTENTIAL CONFLICTS OF INTEREST OF THE ADVISER

AQR mitigates potential conflicts of interest by generally voting in accordance with the AQR Voting Guidelines and/or specific voting guidelines provided by clients. However, from time to time, AQR may determine to vote contrary to AQR Voting Guidelines with respect to AQR funds or accounts for which AQR has voting discretion, which itself could give rise to potential conflicts of interest.

3

AQR Proxy Voting Policy and Procedures

If AQR intends to directly vote a proxy in a manner that is inconsistent with the AQR Voting Guidelines, the Compliance Department will examine any conflicts that exist between the interests of AQR and its clients. This examination includes, but is not limited to, a review of any material economic interest, including outside business activities, of AQR, its personnel, and its affiliates with the issuer of the security in question.

Upon completion of its examination, the Compliance Department will submit its findings to the AQR Stewardship Committee. If, based on a review of these findings, the AQR Stewardship Committee concludes that a material conflict of interest exists, the AQR Stewardship Committee will determine whether:

1.	Voting inconsistent with the AQR Voting Guidelines is in the best interests of the client;

2.	AQR should follow the AQR Voting Guidelines; or

3.	The client should approve the recommendation.

VIII.	BALLOT MATERIALS AND PROCESSING

The Proxy Advisory firm is responsible for coordinating with AQR’s clients’ custodians to seek to ensure that proxy materials received by custodians relating to a client’s securities are processed in a timely fashion. Proxies relating to securities held in client accounts will typically be sent directly to the Proxy Advisory firm. In the event that proxy materials are sent to AQR directly instead of the Proxy Advisory firm, AQR will use reasonable efforts to coordinate with the Proxy Advisory firm for processing.

IX.	DISCLOSURE

Upon request, AQR will provide clients with a copy of this Policy and how the relevant client’s proxies have been voted. In relation to the latter, AQR will prepare a written response that lists, with respect to each voted proxy:

1.	The name of the issuer;

2.	The proposal voted upon; and

3.	The election made for the proposal.

Clients may contact AQR’s Client Administration team by calling 203-742-3700 or via e-mail at Client.Admin@aqr.com to obtain a record of how proxies were voted for their account.

X.	AQR MUTUAL FUNDS

On an annual basis, AQR will provide, or cause the Proxy Advisory firm to provide, to the AQR Funds’ administrator or other designee on a timely basis, any and all reports and information necessary to prepare and file Form N-PX, which is required by Rule 30b1-4 under the Investment Company Act of 1940.2

[2]	Form N-PX is required to contain an AQR Fund’s complete proxy voting record for the most recent 12-month period ended June 30 and must be filed no later than August 31 of each year.

4

AQR Proxy Voting Policy and Procedures

XI.	PROXY RECORDKEEPING

AQR and its Proxy Advisory firm (where applicable) will maintain the following records with respect to this Policy for a period of no less than five (5) years as required by SEC Rule 204-2 under the Investment Advisers Act of 1940:

1.	A copy of the Policy, and any amendments thereto; and

2.	A copy of any document that was material to making a decision how to vote proxies, or that memorializes that decision.

XII.	REVIEW OF POLICY AND PROCEDURES

As a general principle, the Stewardship Committee, with the involvement from the Compliance Department, reviews, on an annual basis, the adequacy of this Policy to reasonably ensure it has been implemented effectively, including whether it continues to be reasonably designed to ensure that AQR’s approach to voting proxies is in the best interests of its clients.

5

Artisan Partners Limited Partnership

Artisan Partners Proxy Voting Policy

Introduction

As a fiduciary, Artisan Partners Limited Partnership exercises its responsibility, if any, to vote its clients’ securities in a manner that, in the judgment of Artisan Partners, is in the clients’ economic best interests as shareholders. In accordance with that fiduciary obligation and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, Artisan Partners has established the following proxy voting policy.

Responsibility for Voting

Artisan Partners Limited Partnership shall vote proxies solicited by or with respect to the issuers of securities in which assets of a client portfolio are invested, unless: (i) the client is subject to the Employees Retirement Income Securities Act (ERISA) and the advisory agreement between Artisan Partners and the client expressly precludes the voting of proxies by Artisan Partners; (ii) the client is not subject to ERISA and the client otherwise instructs Artisan Partners; or (iii) Artisan Partners has responsibility for proxy voting and, in Artisan Partners’ judgment, the cost or disadvantages of voting the proxy would exceed the anticipated benefit to the client.

Primary Consideration in Voting

When Artisan Partners votes a client’s proxy with respect to a specific issuer, a client’s economic interest as a shareholder of that issuer is Artisan Partners’ primary consideration in determining how proxies should be voted. Except as otherwise specifically instructed by a client, Artisan Partners generally doesn’t take into account interests of other stakeholders of the issuer or interests the client may have in other capacities.

Engagement of Service Provider

Artisan Partners has engaged ISS (Institutional Shareholder Services) (ISS) to (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners; (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Artisan Partners. Artisan Partners retains final authority and fiduciary responsibility for the voting of proxies. If at any time Artisan Partners has engaged one or more other entities to perform the proxy administration and research services described above, all references to ISS in this policy shall be deemed to be references to those other entities. In addition to ISS, Artisan Partners has engaged a second service provider, Glass, Lewis & Co. (GL), to perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited.

Voting Guidelines

•

Client Policy—If Artisan Partners has agreed to vote in accordance a client’s proxy voting policy, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in that client’s account in accordance with that policy.

•

No Client Policy—If Artisan Partners has not agreed to vote in accordance with a client’s proxy voting policy, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in the

1

Proxy Voting Policy

client’s account in the manner that, in the judgment of Artisan Partners, is in the economic best interests of the client as a shareholder in accordance with the standards described in this Policy. When making proxy voting decisions, Artisan Partners generally adheres to the proxy voting guidelines set forth in Appendix A hereto (the Guidelines). The Guidelines set forth Artisan Partners’ proxy voting positions on recurring issues and criteria for addressing non-recurring issues. The Guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by ISS. Artisan Partners believes the Guidelines, if followed, generally will result in the casting of votes in the economic best interests of clients as shareholders. The Guidelines will be reviewed from time to time by the Proxy Voting Committee, which Committee is further described below.

•	Limitations on Exercising Right to Vote—In the following circumstances Artisan Partners will not vote a client’s proxy:

•

No Responsibility—In certain circumstances, a client may direct Artisan Partners not to vote on its behalf. If such a client is an ERISA plan, the advisory agreement must expressly preclude Artisan Partners from voting. In addition, Artisan Partners will not generally vote a client’s proxy after a client has terminated its advisory relationship with Artisan Partners.

•

Limited Value—Artisan Partners may abstain from voting the client’s proxy in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is indeterminable or insignificant.

•

Unjustifiable Costs or Disadvantages—Artisan Partners may also abstain from voting the client’s proxy when the costs of or disadvantages resulting from voting, in Artisan Partners’ judgment, outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. In addition, in some non-U.S. jurisdictions issuers may require documentation that is difficult to obtain or produce as a condition of voting. Therefore, in some cases, those shares will not be voted.

•

Securities Lending—Certain of Artisan Partners’ clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted.

Proxy Voting Committee

Artisan Partners’ Proxy Voting Committee is responsible for:

•	Overseeing the proxy voting process

•	Reviewing this Proxy Voting Policy at least annually and developing the Guidelines

•	Granting authority to Proxy Administrators (as defined below) to perform administrative services relating to proxy voting

•

With respect to Identified Issuers and Discretionary Votes (as described in the Guidelines) where there is an actual or potential conflict of interest, making determinations as to the votes to be cast.

•	Reviewing any voting discrepancies or operational issues identified through the Proxy Administrator’s reconciliation process

2

Proxy Voting Policy

The Proxy Voting Committee is comprised of the persons appointed by Artisan Partners from time to time, as such may be amended from time to time. Action by any two members of the Proxy Voting Committee shall constitute the action of the Committee. To minimize the possibility that members of the Proxy Voting Committee could have certain potential conflicts of interest, none of the members of the Proxy Voting Committee shall be responsible for servicing existing clients or soliciting new clients.

Administration

•

Designation of Proxy Administrators—Members of the trading operations department of Artisan Partners, or such other persons as may be designated by the Proxy Voting Committee, shall serve as Proxy Administrators.

•	Receipt and Recording of Proxy Information— The legal and compliance department is responsible for establishing in the records for each client whether the client has:

•	vested Artisan Partners with proxy voting authority or has reserved or delegated that responsibility to another designated person; and

•	adopted a proxy voting policy that Artisan Partners is required to follow.

Such information shall be provided to a Proxy Administrator each time Artisan Partners enters into an advisory agreement with a new client. The legal and compliance department also shall be responsible for notifying a Proxy Administrator any time a client amends its voting instructions or voting policy.

•

Notification of Custodian and ISS— For each client account for which Artisan Partners has discretion to vote shareholder proxies, a member of the trading operations department or a Proxy Administrator shall notify the client’s custodian that all proxy materials and ballots shall be forwarded to ISS and shall notify ISS of those instructions.

•

ISS Reports on Pending Proxy Solicitations—ISS publishes a periodic electronic report that identifies pending meetings and due dates for ballots. A Proxy Administrator shall review ISS’ reports as necessary, but no less frequently than weekly.

•

Potential Conflicts of Interest—In certain circumstances, Artisan Partners may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on behalf of clients. Artisan Partners will be deemed to have a potential conflict of interest when voting proxies if: (i) Artisan Partners manages assets for that issuer or an affiliate of the issuer and also recommends that its other clients invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is an employee of Artisan Partners or a director of Artisan Partners Asset Management Inc., its subsidiaries or a fund sponsored by Artisan Partners; (iii) Artisan Partners is actively soliciting that issuer or an affiliate of the issuer as a client and the Proxy Administrator, member of the relevant investment team, or member of the Proxy Voting Committee who recommends, reviews or authorizes a vote has actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with the Proxy Administrator, the member of the relevant investment team, or a member of the Proxy Voting Committee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners, or an employee of Artisan Partners, exists that may be affected by the outcome of the proxy vote and that the Proxy Voting Committee deems to be an actual or potential conflict for the purposes of this Proxy Voting Policy.

Each person who serves as a Proxy Administrator, is a member of an investment team that recommends votes or serves on the Proxy Voting Committee shall, on at least an annual basis, provide to Artisan Partners a list of any portfolio companies with or in which he or she has a relationship or could otherwise be deemed to have a conflict. Each such person shall also certify to Artisan Partners at least annually that he or she agrees to update such list promptly upon becoming aware of any relationship, interest or conflict other than what he or she originally disclosed.

3

Proxy Voting Policy

Artisan Partners will maintain a list of all such issuers with whom it has deemed that it has a potential conflict voting proxies (the Identified Issuers), and provide such list to each Proxy Administrator.

Artisan Partners believes that application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, in the event an actual or potential conflict of interest has been identified, the procedures described below will be followed.

•

Voting Analysis—ISS and GL deliver information relating to their research on particular votes and their vote recommendations electronically to the Proxy Administrators. A Proxy Administrator shall review the research and vote recommendations.

•	For all votes relating to routine or corporate administrative items (as identified in the Guidelines):

•	the Proxy Administrator shall confirm with ISS that the vote will be cast in accordance with the Guidelines.

•	For all other votes (identified as discretionary issues in the Guidelines):

•

the Proxy Administrator shall contact the investment team(s) whose portfolios hold the subject security or a member of the Proxy Voting Committee to ascertain or confirm the team’s recommendation with respect to the vote. If the vote pertains to an Identified Issuer, the Proxy Administrator will disclose the potential conflict and ask whether the potential conflict has influenced the voting recommendation.

•

The Proxy Administrator will provide the voting recommendation to at least one member of the Proxy Voting Committee, who shall review the vote to evaluate whether the recommended vote appears to be the result of a conflict of interest. The member of the Proxy Voting Committee will consider the recommended vote, any analysis available from ISS or GL and whether ISS or GL has a relationship with the issuer that could present a conflict of interest, the consistency of those recommendations with this Proxy Voting Policy and any identified conflict of interest.

•

In the absence of a conflict of interest, the Committee member will generally follow the recommendation. If a conflict of interest is identified or the vote pertains to an Identified Issuer, the Committee member will convene a meeting of the Committee, which will determine the course of action that it believes would best serve the interests of Artisan Partners’ clients as shareholders.

•

If the Committee concludes that a voting recommendation was influenced by a conflict of interest, the Committee may instruct the firm’s Proxy Administrator to vote proxies in accordance with the recommendations of ISS or GL, provided that such service provider provides research and analysis with respect to the issuer in question and the Committee member has reason to believe the service provider is independent of the issuer. If neither ISS nor GL meets these requirements, the Committee shall consider what course of action will best serve the interests of Artisan Partners’ clients, consistent with Artisan Partners’ obligations under applicable proxy voting rules.

•	For votes of particular interest to an investment team:

•

from time to time, the investment team(s) whose portfolios hold the subject security or a member of the Proxy Voting Committee may determine that following the Guidelines would not be in the economic best interests of Artisan Partners’ clients as shareholders; in which case, the team(s) or a member of the Proxy Voting Committee shall notify a Proxy Administrator, who will then provide the members of the Proxy Voting Committee with a summary of the information relating to the relevant proxy proposal and the recommended vote together with ISS’s and/or GL’s analyses. The Proxy Voting Committee shall consider the recommended vote, any analysis available from ISS or

4

Proxy Voting Policy

GL and whether ISS or GL has a relationship with the issuer that could present a conflict of interest, the consistency of those recommendations with this Proxy Voting Policy and any identified conflict of interest and shall determine the vote to be cast, in accordance with the standards set forth in this Policy. In the absence of a conflict of interest, the Committee will generally follow the recommendation.

In certain circumstances, ISS or GL may provide a recommendation with respect to a discretionary item for which no analysis or very limited analysis is provided. In such circumstances, the Proxy Administrator may request additional information from ISS and/or independently attempt to obtain additional information regarding the issuer in question. Any such additional information obtained will be provided to the relevant investment team. Regardless of the extent to which additional information is obtained, the recommendations of the team or a member of the Proxy Voting Committee shall be followed in accordance with and subject to the guidelines set forth above.

Review of Votes Cast

On a monthly basis, Artisan Partners monitors strategy votes to ensure ballots are processed on a consistent basis. On a quarterly basis, Artisan Partners engages in a vote reconciliation process for a representative account in each investment strategy managed by Artisan Partners. Artisan Partners determines whether proxy ballots for each meeting held during the quarter were voted in accordance with Artisan Partners’ voting instructions and this Proxy Voting Policy. Any voting discrepancies or operational issues identified through this reconciliation are recorded and reviewed by the Proxy Voting Committee at its next meeting.

In some cases, particularly for clients participating in securities lending programs and clients in strategies with more active trading, a full reconciliation of votes cast and shares held is not possible. In addition, in some cases, ISS may not receive a ballot on behalf of a client from that client’s custodian due to error of the custodian or failure of the custodian to receive the information from the issuer. A full reconciliation of votes cast and shares held by those clients also is not possible. However, if a discrepancy is identified, Artisan Partners shall use reasonable efforts to determine the reasons for the discrepancy, and if such discrepancy is due to an administrative error of ISS, Artisan Partners shall work with ISS to minimize the risk of such errors in the future.

Records and Reports

•

Reports—Artisan Partners shall make a summary of this Proxy Voting Policy available to clients on at least an annual basis. That summary may be contained in Artisan Partners’ Brochure. Artisan Partners shall also make the entire Proxy Voting Policy and Artisan Partners’ proxy voting records with respect to a client’s account available to that client or its representatives for review and discussion upon the client’s request or as may be required by applicable law. Artisan Partners generally will not disclose publicly its past votes, share amounts voted or held or how it intends to vote on behalf of a client account except as required by applicable law, but may disclose such information to a client who itself may decide or may be required to make public such information. Upon a request from a person other than a client for information on Artisan Partners’ proxy voting, Artisan Partners personnel will not disclose such information unless otherwise directed to do so by a client, in which case Artisan Partners personnel will direct the requesting party to the Proxy Administrator or a member of the Proxy Voting Committee who will handle the request.

•

Records—Basis for Vote—Artisan Partners shall maintain a copy of any document generated by Artisan Partners or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision including:

•	For votes relating to routine or corporate administrative matters, the basis for each vote cast is reflected in the Guidelines and no additional documentation is required.

5

Proxy Voting Policy

•

For all other votes, including votes relating to discretionary items or Identified Issuers, Artisan Partners shall maintain records relating to the independent review of the Proxy Voting Committee, including a copy of any request for consideration of a vote by the Proxy Voting Committee and any other correspondence relating to recommendations made by an investment team member or a member of the Proxy Voting Committee.

•

Records— General—The following documents shall also be maintained by Artisan Partners or by ISS or another third party service provider, on behalf of Artisan Partners; provided that if such documents are maintained by ISS or a service provider of Artisan Partners, ISS or such third party shall undertake to provide Artisan Partners copies of such documents promptly upon Artisan Partners’ request:

•	a copy of each proxy statement received, provided that no copy need be retained of a proxy statement found on the SEC’s EDGAR website;

•	a record of each proxy vote cast, including the issuer, the number of shares voted, a description of the proposal, how the shares were voted and the date on which the proxy was returned;

•	a copy of each written client request for Artisan Partners’ proxy voting record with respect to such client and a copy of any written response from Artisan Partner to such client for that record; and

•	a copy of Artisan Partners’ Proxy Voting Policy, including the Guidelines.

•

Records— Retention—All records kept under this Records and Reports section shall be retained no less than seven years, the first two years in an appropriate office of Artisan Partners, or, if instructed by a client, for such longer period as may be mutually agreed by Artisan Partners and such client.

Business Group Owner:	Trade Operations

Date of Last Revision:	14 August 2020

Applicable to:	Artisan Partners Limited Partnership Artisan Partners UK LLP

6

Appendix A

Proxy Voting Guidelines

I.	Background

The following proxy voting guidelines (Guidelines) summarize Artisan Partners’ positions on various issues of concern to investors and give an indication of how portfolio securities generally will be voted on proposals dealing with particular issues. These Guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by ISS.

The Guidelines, together with the Proxy Voting Policy, will be used for voting proxies on behalf of all of Artisan Partners’ clients for which Artisan Partners has voting authority. ISS is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Artisan Partners.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Artisan Partners votes differently than indicated in the Guidelines. Artisan Partners’ investment teams are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Administrator of circumstances where the interests of clients may warrant a vote contrary to the Guidelines. In such instances, the investment team member may submit a recommendation to the Proxy Administrator in accordance with the procedures outlined in the Proxy Voting Policy.

In addition, due to the varying regulations, customs and practices of non-U.S. countries, Artisan Partners may vote contrary to the Guidelines in circumstances where following the Guidelines would be inconsistent with local regulations, customs or practices.

II.	General Guidelines

A.

Reliance on Information Provided by and Due Diligence of ISS—Artisan Partners may rely on the information provided by and due diligence efforts of ISS in determining whether to vote for or against a particular matter, provided that the Proxy Administrator, the member of the relevant investment team, or the members of the Proxy Voting Committee who recommend, review or authorize the vote does not have actual knowledge that the information provided by ISS is incorrect.

B.

Non-U.S. Securities—In some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (share blocking). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Artisan Partners (or ISS on behalf of Artisan Partners) maintains a list of jurisdictions in which share blocking occurs. In such jurisdictions, there may be circumstances in which the specific securities voted might not in fact be subject to share blocking. However, because of the complexity and variety of share blocking restrictions in the various jurisdictions in which shares are held, Artisan Partners generally does not vote proxies in those jurisdictions unless a client’s proxy voting policy specifically requires other action. In some jurisdictions, a sub-custodian bank (record holder) may not have the power to vote shares, or may not receive ballots in a timely fashion, unless the client has fulfilled certain administrative requirements (for example, providing a power of attorney to the local sub-custodian), which may be imposed a single time or may be periodic. Artisan Partners does not have the ability to vote shares held in a client’s account unless the client, in conjunction with the client’s custodian, has fulfilled these requirements.

C.

Securities Lending—Certain of Artisan Partners’ clients engage in securities lending programs under which a client’s shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to ask the client to recall the security prior to the record date. In addition, in some circumstances, a client may determine that recalling the security to vote is not in its best interest and may not be willing to do so. Therefore, in most cases, those shares will not be voted.

D.

Securities Not Acquired by Artisan Partners—From time to time, Artisan Partners’ client accounts may hold securities not specifically acquired for such accounts by Artisan Partners. Such securities are typically received through corporate or other actions, transfers in of securities acquired by other managers, or through clients’ investments in short-term investment funds for cash management purposes. When Artisan Partners receives proxies relating to such securities, it will vote in accordance with the recommendations of ISS.

E.

Consideration of Relevant Factors—These Guidelines below may provide examples of factors to be considered in determining how to vote on certain issues. These factors should not be considered exclusive or exhaustive. The Proxy Committee shall consider such factors as it considers to be appropriate in light of the circumstances.

III.	Routine and Corporate Administrative Items

A.	Operational Items

1.

Adjourn Meeting—Vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. Circumstances in which an adjournment is sought to provide management with additional time during which to seek shareholder approval of a proposal of which Artisan Partners is in favor shall be deemed to be a compelling reason to support such proposals.

2.

Amend Quorum Requirements—Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

3.

Minor Amendment to Charter or Bylaws—Vote FOR bylaw or charter changes that are housekeeping or administrative in nature (updates or corrections) or changes required by or to conform to applicable law or requirements of national exchanges or other regulatory organizations.

4.	Change Company Name—Vote FOR proposals to change the corporate name.

5.

Change in Principal Place of Business or Registered Office—Vote FOR proposals to change principal place of business or registered office, unless the proposal appears unreasonable or would cause a change in the state or country of incorporation. Also, vote FOR proposals to grant authorization to the board of directors to amend organizational documents in connection with such change.

6.

Change Date, Time, or Location of Annual Meeting—Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

7.

Electronic Meetings of Shareholders—Vote FOR management proposals to hold shareholder meetings using audio and video transmission (including live webcasts), unless the proposed alternative appears unreasonable in light of the circumstances.

8.	Ratify Auditors—Vote FOR management proposals to ratify the selection of auditors, unless:

•

An auditor has a significant professional or personal relationship with the issuer that compromises the firm’s independence, including whether the amount of consulting or related services provided by the auditor to the issuer or the fees paid for non-audit services are excessive;

•	There is reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•	Serious concerns about accounting practices are identified such as fraud, misapplication of GAAP, and material weaknesses identified in Section 404 disclosures.

9.

Authorize Board to Fix Remuneration of Auditors—Vote FOR proposals to authorize the board to fix the remuneration of auditors unless the firm does not vote in favor of the proposal to ratify the selection of those auditors or would not have done so had a proposal to ratify the selection of those auditors been made.

10.	Confidential Voting—Vote FOR proposals to adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

11.	Submission of Financial Statements and Statutory Reports—Vote FOR the adoption or approval of routine submissions of an issuer’s annual financial statements and statutory reports.

12.

Dividend Distributions and Profit Distribution/Allocation Plans— Vote FOR routine submissions of an issuer’s cash or stock dividend payout and profit distribution/allocation plans (including dividend capitalization or share capital reduction plans accompanied by cash distributions), assuming pro rata payout or distribution to all shareholders. Also, vote FOR ratification of board actions taken with respect to such dividend payouts and profit distribution/allocation plans.

13.

Transact Other Business or Grant a Blank Proxy—Vote AGAINST proposals to approve other business when it appears as a voting item or to give proxy authority to a specified person to vote, at that person’s discretion, on any item that has yet to be raised and/or about which no information has been disclosed.

14.

Electronic Communications to Shareholders—Vote FOR proposals to allow for delivery of notices and various corporate documents (such as prospectuses and annual reports, for example) to shareholders via electronic means to the extent shareholders are given the right to request hard copies of such notices and documents. Also, vote FOR proposals to grant authorization to the board of directors to amend organizational documents permitting such electronic communications to shareholders.

15.	Re-Registration of Shares — Vote AGAINST proposals to re-register shares in share blocking markets. Vote FOR re-registration in markets that do not engage in share blocking.

16.	Routine Items of Foreign Issuers—Vote FOR proposals to approve certain routine operational items frequently submitted by management of non-U.S. issuers, including, but not limited to the following:

•	election of chairman of the annual general meeting (AGM);

•	designation of an independent proxy;

•	preparation and approval of list of shareholders entitled to vote at AGM;

•	approval of meeting agenda;

•	approval of minutes of previous AGM, and technical or immaterial amendments to previously approved minutes of such AGM;

•	approval of routine capital budget requests in the absence of any known concerns or evidence of prior mismanagement;

•	acceptance of the submission of various reports to shareholders, including but not limited to audit committee reports, chairman’s reports, operations reports, reports on company performance, etc.;

•	appointment of internal statutory auditors, but vote AGAINST appointment of internal statutory auditors that are affiliated with the issuer and are listed as independent;

•	award of cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry;

•

discharge of responsibility of the management, supervisory board or the auditor for the fiscal year in review, but vote AGAINST such proposal if there are serious questions about actions of the management or board members or legal action is being taken against the management or board members by other shareholders;

•	approval of retirement plans or payments relating to those plans for employee directors;

•	approval of general meeting guidelines;

•	grant of authorization to the board of directors to ratify and execute approved resolutions;

•	designation of inspector or shareholder representative for approval of the minutes of the AGM;

•	acknowledgment of the proper convening of the AGM;

•

adoption of or approval of changes to procedural rules for shareholders’ general meetings, board meetings and supervisory committee meetings that are guidelines that seek to establish functions, powers, policies and procedures for these types of meetings in accordance with applicable law or requirements of national exchanges or other regulatory organizations;

•	authorization to form a special committee and elect its members to conduct shareholder meeting formalities (i.e. verify quorum);

•	authorization to hold general meetings (other than AGMs) with 14 days’ notice in limited and time-sensitive circumstances where it would be to the advantage of shareholders as a whole;

•	authorization to make donations to EU political organizations for the purpose of preventing an inadvertent breach of the Political Parties, Elections and Referendum Act 2000;

•	approval to create corporate website and related amendments that govern the terms of use of the company’s website;

•	review and acceptance of the financial statements of subsidiaries

•	approval of affiliation agreements with subsidiaries

In instances where a member of the Proxy Voting Committee believes that sufficient information is not available to make an informed voting decision on a matter, a vote will be placed in accordance with the recommendations of ISS.

17.	Appoint Special Appraiser—Vote FOR proposals to appoint certain appraisers, special auditors or liquidators unless there are concerns noted related to the appointment.

B.	Board of Directors

1.

Director Nominees in Uncontested Elections—Vote FOR director nominees (including internal statutory auditors of Japanese companies) and nominees to any committee of the board of directors in uncontested elections, except that votes should be WITHHELD [or submitted AGAINST] nominees who, as reported in the issuer’s proxy statement or materials provided by one of Artisan Partners’ proxy service providers:

•

Attended less than 75% of the board and committee meetings without a valid reason for the absences, if reported. Valid reasons include illness, absence due to company business, or other circumstances outside of the director’s control where sufficient facts are available to suggest the absences were duly justified, unless the nominee has served on the board for less than one fiscal year. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence reduced the director’s attendance below 75%;

•

In the case of chronic poor attendance without justification, in addition to voting against the director nominee, generally vote against or withhold from members of the nominating or governance committees or the full board.

•	Voted to implement or renew a dead-hand or slow-hand poison pill;

•	Ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years (unless Artisan Partners did not support such proposal);

•	Ignored a shareholder proposal approved by a majority of the shares outstanding (unless Artisan Partners did not support such proposal);

•	Failed to act on a takeover offer where the majority of the shareholders had tendered their shares;

•

With respect to director candidates of U.S. companies only, serves on the board of directors of more than five publicly-traded companies or serves as the chief executive officer of a publicly-traded company and also serves on the board of directors of more than two publicly-traded companies besides his/her own company (except that a vote will not be withheld for a candidate in director elections of the publicly traded company for which the director also serves as the chief executive officer; i.e., the vote will be withheld only in director elections for such candidate’s outside boards);

•

In the past ten years was convicted of or pled guilty or no contest in a domestic or foreign court to any felony or misdemeanor involving fraud, false statements, wrongful taking of property, bribery, perjury, forgery, counterfeiting, extortion or conspiracy to commit any of these offenses, or has been found by a regulatory authority with jurisdiction over the nominee to have committed any such offense.

•

Are the Chair of the nominating committee at companies where there are no women on the company’s board, unless the firm has made a commitment to appoint at least one female to the board in the near term or there was a female on the board at the preceding annual meeting or other reasonable justification is provided by the company. Nominees who meet this criteria will be treated on a CASE-BY-CASE basis.

If the number of candidates in an election is greater than the number of seats to be filled, such election will be deemed contested and will be voted in accordance with the requirements set forth in sub-section entitled “Proxy Contests” under Discretionary Issues section of the Guidelines.

2.	Age Limits—Vote AGAINST proposals to impose a mandatory retirement age for outside directors. Vote FOR proposals to eliminate such a requirement.

3.

Service on Other Boards—Vote FOR proposals to release restrictions of competitive activities of directors, which would permit the directors to serve on the boards of other companies to the extent such service on other boards is not otherwise limited or prohibited pursuant to applicable laws or regulations. Vote AGAINST any proposals that would impose restrictions on competitive activities of directors that would prohibit the directors from serving on the boards of other companies, unless such restrictions or prohibitions are warranted by the applicable laws or regulations.

4.

Board Size—Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside a specified range without shareholder approval.

5.

Classification/Declassification of the Board—Vote AGAINST proposals to classify the board, including proposals to amend charter or bylaws to, in effect, permit classification of the board. Vote FOR proposals to repeal classified boards and to elect all directors annually, including proposals to amend charter or bylaws to, in effect, eliminate classification of the board.

6.

Cumulative Voting—Vote proposals to eliminate cumulative voting in accordance with the recommendations of each investment team based on the team’s investment philosophy as follows: AGAINST – Sustainable Emerging Markets, Global Equity, U.S. Value; FOR – International Value, Global Value; and CASE-BY-CASE – U.S. Growth, Thematic, Developing World. In director elections of companies in countries where cumulative voting is required by law or regulation, vote for the directors in accordance with the cumulative voting recommendations by ISS.

7.	Indemnification and Liability Protection—Vote AGAINST proposals that would eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

8.

Filling Vacancies—Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

9.

Director Resignations—Vote FOR management proposals to accept resignations of directors from the board or committees on which they serve, unless there are apparent contentious issues relating to or requiring the resignation, in which case it shall be voted on a CASE-BY-CASE basis.

10.	Removal of Directors—Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

11.	Term Limits—Vote AGAINST proposals to limit the tenure of outside directors.

12.	Majority Vote Requirements—Vote FOR management proposals to require election of directors by a majority of votes cast.

C.	Mergers and Corporate Restructuring

1.	Appraisal Right—Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

2.

Conversion of Securities and Corporate Reorganizations—Vote FOR the conversion or reorganization if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

D.	Antitakeover Defenses and Voting Related Issues

1.

Amend Bylaws without Shareholder Consent—Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

2.

Control Share Acquisition Provisions—Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares and to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

3.	Fair Price Provisions—Vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

4.	Greenmail—Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5.	Issue Stock for Use with Rights Plan—Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

6.	Stakeholder Provisions—Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

7.	Supermajority Vote Requirements—Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

8.

Control Share Cash-Out Provisions—Vote FOR proposals to opt out of control share cash-out statutes. Such statutes give dissident shareholder(s) the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position.

9.

Disgorgement Provisions—Vote FOR proposals to opt out of state disgorgement provisions. Such provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge to the company any profits realized from sale of that company’s stock purchased 24 months before achieving control status.

10.

Freeze-Out Provisions—Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

E.	Capital Structure

1.

Adjustments to Par Value of Common Stock—Vote FOR management proposals to reduce the par value of common stock (including through share capital reduction plans that provide for pro rata capital repayments) or to increase the par value of common stock in order to capitalize cash dividends paid to all shareholders on a pro rata basis, unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action. Vote FOR management proposals to eliminate par value. Additionally, vote FOR any amendments to bylaws or other corporate documents related to the items above.

2.

Common Stock Authorization—Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights unless clients hold the class with the superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

3.

Preferred Stock Authorization—Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals to increase number of authorized shares of class or series of preferred stock that has superior voting rights, at a company that has more than one class or series of preferred stock.

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (blank check preferred stock).

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

4.	Dual Class Stock—Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders;

•	It is not designed to preserve the voting power of an insider or significant shareholder.

5.

General Issuances of Equity, Equity-Linked or Other Securities not related to a merger (i.e., warrants, rights, convertibles, debt instruments)—Generally vote FOR proposals to issue equity, equity-linked or other securities with preemptive rights to a maximum of 100% over currently issued capital. Generally vote FOR such proposals without preemptive rights to a maximum of 20% over currently issued capital considering whether discount limits and the number of times the mandate may be refreshed are in line with local market practices. Proposal types that are commonly voted based on these criteria include, but are not limited to, non-executive employee stock purchase plans, restricted share issuances, and private placements not related to mergers or corporate restructuring. With respect to debt issuances, generally vote FOR proposals which increase debt-to-capital ratio by 15% or less, otherwise these proposals will be voted on a CASE-BY-CASE basis.

6.

Share Repurchase Programs—Vote FOR management proposals to institute open-market share repurchase plans, except that proposals where there is evidence that a proposed repurchase plan is not fair to all shareholders or where the company indicates that a proposed repurchase plan may continue during a takeover period shall be voted on a CASE-BY-CASE basis. Also, vote FOR management proposals to authorize the use of financial derivatives when repurchasing shares if voted FOR the approval of the relevant share repurchase plan.

7.

Reissuance of Repurchased Shares—Vote FOR management proposals to reissue previously repurchased shares to the extent such reissuance would have a dilution effect of no more than 10%, unless there is clear evidence of abuse of this authority in the past.

8.	Cancellation of Repurchased Shares—Vote FOR management proposals to cancel previously repurchased shares for routine accounting purposes unless the terms are unfavorable to shareholders.

9.

Stock Distributions: Splits and Dividends—Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the effective increase in authorized shares would not result in an excessive number of shares available for issuance relative to outstanding shares.

10.	Reverse Stock Splits—Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced or to avoid delisting.

11.	Stock Splits—Vote FOR management proposals to implement a stock split when there is no dilution to existing shareholders.

F.	Executive and Director Compensation

1.	Stock Plans in Lieu of Cash—Vote FOR plans which provide a dollar-for-dollar cash for stock exchange for non-employee director plans only.

2.	Director Retirement Plans—Vote AGAINST retirement plans for non-employee directors.

3.

Incentive Bonus Plans and Tax Deductibility Proposals—Vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of ensuring the deductibility of compensation under the provisions of Section 162(m) of the Internal Revenue Code if no increase in shares is requested and if the plan does not contain an evergreen provision. Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

4.

Advisory Vote on Say on Pay Frequency—Vote proposals regarding the frequency in which companies must present shareholders with an advisory vote on executive compensation in accordance with the recommendations of each investment team based on the team’s investment philosophy as follows: One Year – U.S. Value, International Value, Global Value, Global Equity, U. S. Growth, Thematic, Developing World; Two Years – Sustainable Emerging Markets.

5.

Executive Death Benefits (Golden Coffins)—Vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

G.

Bundled Proposals (Routine Items Only)—Vote bundled or “conditioned” proposals that consist of routine items and that, if voted separately, would result in conflicting outcomes, pursuant to recommendations of ISS.

IV.	Discretionary Issues

A.

Shareholder Proposals—Vote CASE-BY-CASE for all shareholder proposals, except for shareholder proposals to change the date, time or location of annual meeting, which shall be voted in accordance with Section III.A.6.

B.	Environmental and Social Issues—Votes on environmental and social issues are voted on a CASE-BY-CASE basis considering, as applicable:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;

•

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

C.	Board of Directors

1.	Majority of Independent Directors—Vote on proposals requiring the board to consist of a majority of independent directors on a CASE-BY-CASE basis.

2.

Majority of Independent Committee Members—Vote on proposals requiring the board audit, compensation and/or nominating committees be composed exclusively of independent directors on a CASE-BY-CASE basis.

3.

Cumulative Voting—All proposals to restore or provide for cumulative voting should be evaluated on a CASE-BY-CASE basis relative to other governance provisions contained in the company’s governing documents and the company’s relative performance.

4.

Indemnification and Liability Protection—Proposals providing expanded insurance coverage or indemnification or liability protection in cases when a director or officer was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, but the director’s or officer’s legal defense was nonetheless unsuccessful, should be evaluated on a CASE-BY-CASE basis.

5.	Establish/Amend Nominee Qualifications—Vote CASE-BY-CASE on proposals that establish or amend director qualifications.

6.	Proxy access rights—Vote management proposals to adopt proxy access rights on a CASE-BY-CASE basis.

D.	Proxy Contests

1.

Director Nominees in Contested Elections—Votes in a contested election of directors should be decided on a CASE-BY-CASE basis, with shareholders determining which directors are best suited to add value for shareholders, considering the following factors, as applicable:

•	Performance of the company relative to its peers

•	Strategic plans of the incumbents and the dissidents

•	Independence of directors/nominees

•	Governance profile of the company

•	Evidence of management entrenchment

•	Experience and skills of board candidates

•	Responsiveness to shareholders

•	Whether takeover offer has been rebuffed

If the number of candidates in an election is greater than the number of seats to be filled, such election will be deemed contested.

2.

Non-Director Voting Items—Votes on matters other than election of directors in proxy contests should be decided on a CASE-BY-CASE basis, even if such matters would otherwise be routine voting items under this policy.

3.

Reimbursing Proxy Solicitation Expenses—In cases where Artisan Partners votes in favor of the dissidents, it also votes FOR reimbursing proxy solicitation expenses. Otherwise, voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

E.	Mergers and Corporate Restructuring

1.	Mergers and Acquisitions, Asset Purchases and Asset Sales—Votes on mergers and acquisitions, issuance of securities to facilitate mergers and acquisitions, asset purchases and asset sales should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by considering, as applicable:

•	Strategic rationale for the transaction and financial and operational benefits

•	Offer price (cost vs. premium) and market reaction

•	How the transaction was negotiated and the process

•	Changes in corporate governance and their impact on shareholder rights

•	Conflicts of interest

2.

Conversion of Securities and Corporate Reorganizations—Votes on proposals regarding conversion of securities and corporate reorganizations are determined on a CASE-BY-CASE basis by considering, as applicable:

•	Dilution to existing shareholders’ position

•	Conversion price relative to market value

•	Financial issues

•	Control issues

•	Termination penalties

•	Terms of the offer

•	Management’s efforts to pursue other alternatives

•	Conflicts of Interest

3.	Formation of Holding Company—Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis by considering, as applicable:

•	Reasons for the change

•	Any financial or tax benefits

•	Regulatory benefits

•	Increases in capital structure

•	Changes to the articles of incorporation or bylaws of the company

4.	Going Private and Going Dark Transactions (LBOs and Minority Squeezeouts)—Vote on going private transactions on a CASE-BY-CASE basis, taking into account, as applicable:

•	Offer price/premium

•	Fairness opinion

•	How the deal was negotiated

•	Other alternatives/offers considered

•	Non-completion risk

•	Conflicts of interest

5.

Issuance of Warrants/Convertibles/Debentures related to a merger, acquisition or other corporate reorganization—Votes on proposals regarding issuance of warrants, convertibles and debentures should be determined on a CASE-BY-CASE basis by considering, as applicable:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue alternatives

•	Control issues

•	Conflicts of interest

6.	Joint Ventures—Vote CASE-BY-CASE on proposals to form joint ventures, taking into account, as applicable:

•	Percentage of assets/business contributed

•	Percentage ownership

•	Financial and strategic benefits

•	Governance structure

•	Conflicts of interest

•	Other alternatives

•	Non-completion risk

7.	Liquidations—Votes on liquidations should be determined on a CASE-BY-CASE basis after reviewing, as applicable:

•	Management’s efforts to pursue other alternatives

•	Appraisal value of the assets

•	Compensation plan for executives managing the liquidation

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

8.	Private Placements—Votes on proposals regarding private placements related to mergers or corporate restructuring should be determined on a CASE-BY-CASE basis by considering, as applicable:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue alternatives

•	Control issues

•	Conflicts of interest

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

9.

Prepackaged Bankruptcy Plans—Vote on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY-CASE basis, after evaluating, as applicable:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

10.	Recapitalizations—Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account, as applicable:

•	More simplified capital structure

•	Enhanced liquidity

•	Fairness of conversion terms, including fairness opinion

•	Impact on voting power and dividends

•	Reasons for the reclassification

•	Conflicts of interest

•	Other alternatives considered

11.	Spinoffs—Votes on spinoffs should be considered on a CASE-BY-CASE basis, considering, as applicable:

•	Tax and regulatory advantages

•	Planned use of the sale proceeds

•	Benefits that the spinoff may have on the parent company

•	Valuation of spinoff

•	Conflicts of interest

•	Any changes in corporate governance and their impact on shareholder rights

•	Change in the capital structure

12.	Exclusive Venue—Vote CASE-BY-CASE on exclusive venue proposals giving consideration to the following factors, as applicable:

•	The company’s stated rationale for adopting such a provision;

•

Whether the company has appropriate governance features, such as an annually elected board, a majority vote standard in uncontested director elections and the absence of a poison pill, unless the pill was approved by shareholders.

13.	Related-party transactions—Vote CASE-BY-CASE on related-party transactions giving consideration to the following factors, as applicable:

•	The parties on either side of the transaction

•	The nature of the asset to be transferred/service to be provided

•	The pricing of the transaction (and any associated professional valuation)

•	The views of independent directors, where provided

•	The views of an independent financial adviser, where appointed

•	Whether any parties to the transaction, including advisers, are conflicted

•	The stated rationale for the transaction, including discussions of timing

F.	Antitakeover Defenses

1.

Fair Price Provisions—Votes on proposals to adopt fair price provisions or opt out of state fair price provisions are determined on a CASE-BY-CASE basis giving consideration to the following factors, as applicable:

•	Percentage of outstanding shares that an acquirer must obtain before triggering the defense

•	Formula employed in determining fair price

•	Vote needed to overcome the board’s opposition to the acquisition

•	Vote required to repeal or amend the fair pricing provision

•	Size of the block of shares controlled by officers, directors, and their affiliates

•	Other takeover provisions

•	Company history relating to premium acquisition offers

2.

Greenmail—Votes on anti-greenmail proposals which are bundled with other charter or bylaw amendments should be determined on a CASE-BY-CASE basis after determining whether the overall effect of the proposal is positive or negative for shareholders.

3.

Poison Pills (Shareholder Rights Plans)—Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes, as applicable:

•	20% or higher flip-in or flip-over

•	Two to three-year sunset provision

•	No dead-hand, slow-hand, no-hand or similar features

•

Shareholder redemption feature: If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

4.

Shareholders’ Ability to Call Special Meetings—Votes on proposals to restrict or prohibit shareholders’ ability to call special meetings or to remove restrictions on the right of shareholders to act independently of management should be evaluated on a CASE-BY-CASE basis.

G.	State or Country of Incorporation

1.

State Takeover Statutes—Votes on proposals to opt in or out of state takeover statutes (control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pills endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions) should be considered on a CASE-BY-CASE basis.

2.

Reincorporation Proposals—Votes on proposals to change a company’s state or country of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, as applicable:

•	Reasons for reincorporation

•	Comparison of company’s governance provisions prior to and following the transaction

•	Comparison of corporation laws of original state or country and destination state or country

H.	Capital Structure

1.

Common Stock Authorization—Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis, taking into consideration the specific purpose of the proposed increase, the dilutive impact of the request, as well as the Board’s past performance in using authorized shares among other factors.

2.

Preferred Stock—Votes on proposals to increase the number of shares of blank check preferred shares are determined on a CASE-BY-CASE basis after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

3.

Reverse Stock Splits—Votes on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis, taking into consideration the company’s rationale.

4.	Tracking Stock—Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against the following factors, as applicable:

•	Adverse governance changes

•	Excessive increases in authorized capital stock

•	Unfair method of distribution

•	Diminution of voting rights

•	Adverse conversion features

•	Negative impact on stock option plans

•	Other alternatives such as a spinoff

I.	Executive and Director Compensation

1.

Bundled Compensation—Votes on non-executive director compensation proposals that include both cash and share-based components as well as proposals that bundle compensation for both non-executive and executive directors into a single resolution are determined on a CASE-BY-CASE basis.

2.

Compensation Plans (Management “Say on Pay”)—Votes on compensation plans for executives and directors, including advisory votes on compensation matters, are determined on a CASE-BY-CASE basis, taking into account the company’s performance and pay practices relative to industry peers, potentially problematic pay practices, or unresponsiveness with respect to past proposals or shareholder feedback regarding compensation concerns among other factors.

3.

Remuneration Report—Votes on an issuer’s compensation policy as set out in a remuneration report are determined on a CASE-BY-CASE basis, taking into account the company’s performance and pay practices relative to industry peers among other factors.

4.

Stock Plans in Lieu of Cash—Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis taking into account the specific parameters of a the proposed plan. Votes on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

5.

Management Proposals Seeking Approval to Reprice Options—Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following, as applicable:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange and treatment of surrendered options

•	Option vesting period and term of the option

•	Option exercise price

6.	Executive Stock Purchase Plans—Votes on qualified employee stock purchase plans for executives should be determined on a CASE-BY-CASE basis considering the following factors, as applicable:

•	Purchase price compared to fair market value

•	Offering period

•	Potential voting power dilution

Votes on non-qualified executive stock purchase plans should be determined on a CASE-BY-CASE basis considering the following factors, as applicable:

•	Broad-based participation by company employees

•	Limits on employee contributions

•	Company matching contributions

•	Discounts on the stock price at the time of purchase

7.

Incentive Bonus Plans and Tax Deductibility Proposals—Votes on new or amended plan proposals containing evergreen provisions should be considered on a CASE-BY-CASE basis. Votes to amend existing plans to increase shares reserved and to qualify for tax deductibility under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis taking into account the overall impact of the amendment(s).

8.

Golden and Tin Parachutes—Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes (severance plans that cover senior level executives of a firm in the event that the firm undergoes a change in control) or tin parachutes (severance plans that cover all of the employees of a company in the event it undergoes a change in control). An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm; and

•	The triggering mechanism should be beyond the control of management.

9.

Bonus Banking/Bonus Banking “Plus”—Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results based on performance metrics on which the bonus was earned, taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation

•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio

•	Whether the company has a rigorous claw-back policy in place

10.

Shareholder Ratification of Director Pay Programs — Vote CASE-BY-CASE on management proposals seeking the ratification of non-employee director compensation taking into account the features of the plan including, but not limited to, the following factors:

•	If the equity plan is on the same ballot, whether or not the plan warrants support

•	The presence of problematic pay practices

•	Equity awards vesting schedules

•	Meaningful limits on director compensation

•	Quality of disclosure surrounding director compensation

11.

Equity Plans for Non-Employee Directors — Vote CASE-BY-CASE on management compensation plans for non-employee directors taking into account the features of the plan including, but not limited to, the following factors:

•	Total estimated cost of the plan relative to industry and market cap peers

•	The company’s three-year burn rate relative to industry and market cap peers

•	The presence of problematic pay practices.

J.	Bundled Proposals—Vote bundled or “conditioned” proposals on a CASE-BY-CASE basis taking into account the aggregate effect of the items.

Baillie Gifford Overseas Limited

Governance and Sustainability

2020 Principles and Guidelines

Investment managers

Risk Factors

This communication was produced and approved in January 2020 and has not been updated subsequently. It represents views held at the time of writing and may not reflect current thinking.

The views expressed in this article are those of Baillie Gifford and should not be considered as advice or a recommendation to buy, sell or hold a particular investment. They reflect personal opinion and should not be taken as statements of fact nor should any reliance be placed on them when making investment decisions.

Potential for Profit and Loss

All investment strategies have the potential for profit and loss, your or your clients’ capital may be at risk. Past performance is not a guide to future returns.

This article contains information on investments which does not constitute independent research. Accordingly, it is not subject to the protections afforded to independent research and Baillie Gifford and its staff may have dealt in the investments concerned.

All information is sourced from Baillie Gifford & Co and is current unless otherwise stated.

The images used in this report are for illustrative purposes only.

CM12425 G&S Defining Our Approach 44166 0120

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Contents	01

Contents

Introduction	Baillie Gifford’s Stewardship Principles
03	05

Governance and Sustainability Principles	Voting and Engagement Guidelines
06	12

02

Introduction	03

Introduction

This document sets out Baillie Gifford’s stewardship approach and how we consider governance and sustainability matters as part of our investment process. As a private partnership, we know from our own experience how critical ownership structures and corporate cultures can be to the success and longevity of a business. Too often in asset management active ownership, or ‘stewardship’, takes second place to stock selection, and governance and sustainability matters are an afterthought. As a truly long-term investor these issues are central to how Baillie Gifford invests, how we manage our own affairs and how we interact with our clients.

Our clients trust us to oversee and manage their investments for the long term. Stewardship of their holdings is a core part of this commitment. Our genuinely long-term perspective is evidenced by our low portfolio turnover relative to our industry. If you analyse a company’s business prospects over the next decade, not the next quarter, you have to think deeply about the way it interacts with a variety of stakeholders. We think that there needs to be a much more open and honest conversation among all stakeholders about how the financial sector relates to society and about the rules and behaviours that underpin those interactions.

All our investment staff are involved in our stewardship work and, as long-term investors. we believe that our approach to monitoring holdings, engaging with management and voting thoughtfully supports investment performance. We are wary of prescriptive policies and rules, believing that these are often counterproductive to thoughtful and beneficial corporate stewardship. Our five core principles shape how we consider and integrate governance and sustainability matters seamlessly into our investment process. Over the following pages, we set out the principles and guidelines relating to governance and sustainability that underpin Baillie Gifford’s approach to stewardship.

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Baillie Gifford’s Stewardship Principles	05

Baillie Gifford’s Stewardship Principles

Prioritisation of long-term value creation

We encourage company management and their boards to be ambitious and focus their investments on long-term value creation. We understand that it is easy for businesses to be influenced by shortsighted demands for profit maximisation but believe these often lead to sub-optimal long-term outcomes. We regard it as our responsibility to steer businesses away from destructive financial engineering towards activities that create genuine economic value over the long run. We are happy that our value will often be in supporting management when others don’t.

A constructive and purposeful board

We believe that boards play a key role in supporting corporate success and representing the interests of minority shareholders. There is no fixed formula, but it is our expectation that boards have the resources, cognitive diversity and information they need to fulfil these responsibilities. We believe that a board works best when there is strong independent representation able to assist, advise and constructively test the thinking of management.

Long-term focused remuneration with stretching targets

We look for remuneration policies that are simple, transparent and reward superior strategic and operational endeavour. We believe incentive schemes can be important in driving behaviour, and we encourage policies which create alignment with genuine long-term shareholders. We are accepting of significant pay-outs to executives if these are commensurate with outstanding long-run value creation, but plans should not reward mediocre outcomes. We think that performance hurdles should be skewed towards long-term results and that remuneration plans should be subject to shareholder approval.

Fair treatment of stakeholders

We believe it is in the long-term interests of companies to maintain strong relationships with all stakeholders, treating employees, customers, suppliers, governments and regulators in a fair and transparent manner. We do not believe in one-size-fits-all governance and we recognise that different shareholder structures are appropriate for different businesses. However, regardless of structure, companies must always respect the rights of all equity owners.

Sustainable business practices

We look for companies to act as responsible corporate citizens, working within the spirit and not just the letter of the laws and regulations that govern them. We believe that corporate success will only be sustained if a business’s long-run impact on society and the environment is taken into account. Management and boards should therefore understand and regularly review this aspect of their activities, disclosing such information publicly alongside plans for ongoing improvement.

06	Governance and Sustainability Principles

Governance and Sustainability Principles

What do we mean by ‘corporate governance’?

Corporate Governance relates to the control, oversight and management of a company. Despite the extensive regulation and national-level corporate governance codes in place, companies still have broad discretion over how they choose to be incorporated, governed and operated. As long-term investors we pay close attention to these variables, taking particular interest in the following areas of a company’s business:

1	2	3

The capital structure, articles of incorporation, and the country or countries of incorporation and listing	The way in which minority shareholders are treated and protected	How interests are aligned across management, strategic shareholders and other investors

4	5

The make up and effectiveness of the board of directors, the quality and performance of management, and the remuneration of key employees	The corporate culture and approach to sustainable business, and how relationships with customers, employees, suppliers, regulators and the wider community are managed

We focus on corporate governance not because of an interest in shareholder rights per se, but because we believe that governance really matters with respect to long-term investment performance. Our ongoing assessment of corporate governance issues may change our view on buying, selling or resizing our clients’ holdings. It also determines how we choose to vote at company meetings and how we engage with management, the two principal levers we have for influencing change.

For us, stewardship is this combination of ongoing company monitoring and ‘active ownership’ through voting and engagement.

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What do we mean by sustainability?

We believe that a company cannot be financially sustainable in the long run if its approach to business is fundamentally out of line with what society expects of it. Our definition of 'sustainability' is deliberately broad to encapsulate a company's purpose, values, business model, culture and operating practices.

With ever-increasing scrutiny and disclosure requirements, businesses are having to pay even greater attention to their relationship with stakeholders and wider society. In response to mounting evidence of environmental challenges, the United Nations' Brundtland Report of 1987 defined sustainable development as "the kind of development that meets the needs of the present without undermining the ability of future generations to meet their own needs". For business, this can be reinterpreted as 'making profits in a way today that does not undermine the ability of the firm to generate profits in the future'.

As expectations and regulations continue to raise the bar, we closely monitor and analyse how things are developing at our holdings in this increasingly important area of business. In common with many organisations, we have found the United Nations Sustainable Development Goals to be particularly instructive as a widely-endorsed benchmark for assessing progress.

We also believe that we have a wider 'stewardship' role to play in encouraging responsible, long-term capitalism. How companies approach governance issues can have a very material impact on society, and we should continue to use our influence to encourage sustainable practices. More broadly, our business is based on our ability to invest in stable and functional public markets. It is therefore in our own interests in the long run to ensure that the business sector enjoys ongoing stakeholder support and political, legal and regulatory backing around the world. This will only happen if companies are seen to be operating with integrity and in a way that respects the interests of wider society.

08	Governance and Sustainability Principles

What do we consider to be ‘best practice’

in corporate governance?

There is no simple answer. Just as there is no universally ‘right’ way to invest in the stock market, or to manage a pension fund, there is no ‘one-size-fits-all’ step-by-step approach to corporate governance. We are open minded about what is the most appropriate way to govern and manage a company, and we are pragmatic about the significant differences in what is expected and the options available to companies across the world. For example, we don’t have a fixed view as to how a company’s board of directors should look. Effective boards can and do take many forms, and some of the least effective boards conform to the full range of widely-accepted corporate governance ‘norms’.

For this reason, we are sceptical of overly prescriptive policies and checklists when analysing, engaging and voting on corporate governance issues. In the same way as our investment research is bottom up, we prefer to take a case-by-case view on governance, focussing on what works in practice:

—   Are we consulted by management?

—   Are we respected as minority holders?

—   Is executive compensation consistent with performance?

Ultimately, we want to be in a position where we can step back and trust management to take a long-term view and to look after our clients’ interests as minority shareholders.

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How do we embed governance and sustainability into our investment process?

Our long only, active approach to investment is based on identifying and holding high-quality growth businesses that enjoy sustainable competitive advantages in their marketplace. To do this, we look beyond current financial performance, undertaking proprietary research to build up our in-depth knowledge of an individual company and form a view on its long-term prospects. This focus on ‘bottom up’ research also applies to our work on governance and sustainability. Financially material governance and sustainability issues are routinely considered throughout the investment process however, for the majority of our funds, there are no limitations to the sectors in which we can invest.

Likewise, while the principles outlined in this document are valid across all our investment strategies, each investment strategy may take a different approach to reach the same goal of properly assessing and weighing up governance and sustainability matters within its investment process. In this regard, a subset of our investment products take governance and sustainability integration further through negative screening, positive selection or having an impact focus.

Research and engagement

Governance and sustainability are not separate from, but central to our investment process. All our investment staff share the responsibility for identifying, analysing and monitoring issues and opportunities for both existing and potential holdings. They spend significant time assessing the quality, integrity, motivation and culture of management teams, and then acting upon their convictions. The work of our dedicated Governance and Sustainability team supports this.

As active managers we have regular meetings with management and board members to identify and understand issues and to monitor performance. Analysts from the Governance and Sustainability team regularly join our investors for these meetings, in addition to holding meetings directly with company representatives to discuss specific issues.

We set clear objectives when engaging with companies on governance issues. Where we do have reservations about a company’s approach we prefer to encourage change through active ownership rather than divestment in the first instance. This may mean approaching the company directly to express our concern, holding face-to-face meetings with management and, where appropriate, voting against management. If, after a protracted period, we have been unable to exert any influence over a company on a material issue, our investment managers will consider reducing or selling our holdings.

10	Governance and Sustainability Principles

        Voting

Thoughtful voting of our clients’ holdings is an integral part of our commitment to stewardship. We believe that voting should be investment led, because how we vote is an important part of the long-term investment process, which is why our strong preference is to be given this responsibility by our clients. The ability to vote our clients’ shares also strengthens our position when engaging with investee companies. Our Governance and Sustainability team oversees our voting analysis and execution in conjunction with our investment managers. Unlike many of our peers, we do not outsource any part of the responsibility for voting to third-party suppliers. We utilise research from proxy advisers for information only. Baillie Gifford analyses all meetings in-house and we endeavour to vote every one of our clients’ holdings in all markets. However, on occasion this may not be possible due to a practice known as share blocking, whereby voting these shares would prevent us from trading for a certain period. Additionally, we are not able to vote clients shares if their stock is on loan, a common industry practice which we discourage because of the potential impact on our voting rights. If we deem a meeting to be significant or contentious, we may consider requesting that clients recall any stock on loan so we can vote.

We review the merits of proposals on a case-by-case basis rather than following restrictive checklists. Checklists often by necessity revert to focussing on inputs rather than outcomes. For example, it is easier to draw up a rule dictating how many other company boards a director can be on than to try to determine whether their performance as an independent director is effective. A formulaic approach to governance can often lead to recommendations that just don’t make sense to us in an investment context – attempting to vote a successful founder CEO off the board because they are also the company chairman, for example.

We recognise that some votes can be more significant than others and that not every vote against is necessarily significant. Whether a vote is deemed significant is determined by market opinion, media scrutiny or an internal view. We disclose details of our most significant votes in our Investment Stewardship Activities report, which will be available on our website from the second quarter of 2020.

The list below is not exhaustive, but exemplifies potentially significant voting situations:

—	Baillie Gifford’s holding had a material impact on the outcome of the meeting

—	The resolution received 20% or more opposition and Baillie Gifford opposed

—	Egregious remuneration

—	Controversial equity issuance

—	Shareholder resolutions that Baillie Gifford supported and received 20% or more support from shareholders

—	Where there has been a significant audit failing

—	Where we have opposed mergers and acquisitions

—	Where we have opposed the financial statements/annual report

—	Where we have opposed the election of directors and executives.

Is ESG the same as governance and sustainability?

ESG is the acronym for ‘Environmental, Social and Governance’ issues. It has emerged as an industry short hand for a very broad range of matters relating to how a company is governed and its impact on society. Whilst it is now a widely accepted term, we prefer to focus on governance and sustainability as broader interlinked concepts which also factor in a company’s performance on environmental and social issues – a business with an unacceptable environmental record for example is a poorly governed one that should be a priority for engagement, and if necessary, voting action.

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Investments in other asset classes – multi asset and fixed income

Our multi asset and fixed income teams invest in a range of other assets. We believe governance and sustainability factors are applicable and important across all asset classes and therefore take these issues into account as part of the investment process.

Multi-Asset – Real Assets

Within our real asset class allocations (commodities, infrastructure and property), longer-term governance and sustainability trends and factors can often be clearly identified. For example, environmental considerations may play an important role in the long-term attractiveness of a property investment or infrastructure project. As with other asset classes, our focus is on engaging with companies rather than excluding them. All relevant factors are taken into account as part of our investment analysis, and the integration of governance and sustainability factors allows a better assessment of the risks involved. Investing in these asset classes can often offer the opportunity to support sustainable projects or benefit from relevant technological developments.

Multi-Asset – External Managers

Where we invest in externally-managed vehicles as a means of accessing desired asset classes, we employ a thorough due diligence process to select and monitor investments, including seeking managerial alignment with our own governance and sustainability beliefs and practices. We engage regularly and pro-actively with the management and boards of these vehicles to monitor and progress relevant governance and performance issues.

Fixed Income – Corporate Bonds

Alongside a company’s long-term competitive position and capital structure, governance and sustainability factors are considered as a key component in assessing a bond issuer’s fundamental financial resilience. As well as providing warning signs of upcoming issues, governance and sustainability factors may also signal that a company is becoming a more attractive investment opportunity. As such, we believe additional governance and sustainability analysis adds value in both controlling risk and identifying opportunities for outperformance. The materiality of these factors will vary depending on the company’s sector, region and the strength of its financial position.

Strong governance and sustainability factors may increase our enthusiasm for an investment. Conversely, negative performance may weigh against a potential investment, causing us to hold a smaller position than we otherwise might, demand a higher risk premium, or choose not to invest.

Fixed Income – Sovereign Bonds

When we consider investing in a country’s bonds we examine key governance and sustainability factors to help consider associated risks, the country’s broad direction of travel and if our provision of capital is likely to aid its progression. We believe that if a country is governed effectively, its people are respected, and its natural assets are managed responsibly, there is a greater chance it will enjoy sustainable growth and development, as well as be in a better position to repay bond debt.

These factors are integrated into our analytical framework, which rests on three key areas: macroeconomic sustainability, economic management and growth potential. This framework allows us to identify and focus on the risks specific to the potential investment being analysed, from political stability in one country to environmental pressure in another, and to monitor these risks on an ongoing basis.

12	Voting and engagement guidelines

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Voting and engagement guidelines

Introduction

We believe that ‘active ownership’ of our clients’ holdings is as important as selecting the right investments in the first instance. These guidelines describe our approach to proxy voting and company engagement, the key levers of active ownership, often described as ‘stewardship’. We have aligned these guidelines with our Stewardship Principles, detailed earlier, as we believe our voting and engagement activities are key levers of active ownership, often described as ‘stewardship’.

While the guidelines are intended to provide an insight into how we approach voting and engagement on our clients’ behalf, it is important to note that we assess every company individually. In voting, we will always evaluate proposals on a case-by-case basis, based on what we believe to be in the best long-term interests of our clients, rather than rigidly applying a policy.

Furthermore, just as our approach to investment is based around empowered and independent teams, our voting and engagement is investment-team led, and all members of our investment staff are involved in our ongoing work on stewardship. In keeping with our decentralised and autonomous culture, our investment teams will, on occasion, elect to vote differently on the same general meeting resolutions. Where this happens, we report accordingly in the proxy voting disclosure on our website. We also have clear processes in place to identify, prevent and manage potential proxy voting related conflicts of interest. Baillie Gifford’s firm-wide conflict of interest disclosure is available on our website. While these guidelines primarily relate to listed equities, we also carefully consider relevant governance and sustainability issues in voting, research and engagement for other asset classes, such as fixed income and unlisted equity investments.

Core to the way in which we invest is that our investment staff meet with company leadership teams to understand their business strategy and to discuss and monitor progress, both before and after taking a holding. We believe that ongoing dialogue between investors and companies on strategic issues can protect and enhance our clients’ long-term returns. However, we are equally mindful of not attempting to ‘micro-manage’ our holdings in areas where we have no special expertise or insight, or distracting management from their core role of running the business for the long-term.

Prior to taking any voting action, we usually address specific governance and sustainability concerns by engaging directly with the company. What we engage on is informed by our own research. It will vary between geographic regions, industry sectors and between individual companies, but will typically cover areas set out within these guidelines. When appropriate, we engage collaboratively with other shareholders through a range of industry organisations and associations. Full details of the industry organisations that we support are available on our website.

14	Voting and engagement guidelines

Prioritisation of long-term value creation

Equity Issuance

We consider companies’ requests to raise additional capital with or without pre-emptive rights on a case-by-case basis, taking account of their specific circumstances and local market practice. We view excessive equity issuances as potentially destructive to creating long-term value. We believe that pre-emptive rights are important to protect shareholders from being detrimentally diluted, although we recognise that in some instances it is appropriate for companies to have the flexibility to issue shares without first offering them to existing shareholders on a pre-emptive basis. We also typically prefer that shareholders are given the opportunity to vote on large amounts of capital issuance. In both instances, the onus is on the board to clearly demonstrate that the request is necessary and proportionate.

Although individual investment teams’ preferences vary, we typically approve requests to issue up to 5 per cent of authorised capital without pre-emption rights and up to 20 per cent of authorised capital with pre-emption rights, unless we have concerns about a company’s leadership, capital allocation track record or proposed use of funds. Beyond these limits, we evaluate requests individually based on the views of our investment teams.

Share Repurchase

Share repurchases, when executed in a thoughtful and appropriate manner, can play an important role in creating long-term value. Boards should be clear about how the share repurchase authority will be used. We typically approve share repurchases up to 15 per cent of authorised capital, dependent upon the share price at which shares will be repurchased. Above this limit, we evaluate requests on a case-by-case basis considering the views of our investment teams.

Allocation Of Income And Dividends

We support the efficient and effective use of shareholder capital and normally expect to vote in favour of the allocation of any dividend. However, many profitable companies (especially in Japan) continue to propose unusually low dividend payments without an adequate explanation, deciding to retain cash on their balance sheets. In such instances, we typically oppose the proposed dividend.

Additionally, if we have significant and ongoing concerns over a company’s capital allocation policy, we endeavour to engage with management to encourage them to improve their practices and, if this proves ineffective, will take appropriate voting action.

Mergers, Acquisitions And Disposals

Corporate restructuring such as mergers, acquisitions and disposals can clearly have a very significant impact on shareholder value. When done well, successful mergers or acquisitions can accelerate a company’s growth and increase its market share.

However, when used inappropriately, they can be destructive to long-term value creation. It can be difficult to successfully integrate acquired companies, particularly when they each have distinctive company cultures. Therefore, we carefully consider all such proposals on a case-by-case basis.

Political Donations

We generally oppose all resolutions that seek approval for intentional political contributions, and we will usually support shareholder resolutions which oblige companies to report to shareholders on their political contributions.

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16	Voting and engagement guidelines

A constructive and purposeful board

Board Effectiveness

Effective company boards should perform a number of key functions. First and foremost, they should provide oversight to executive management teams, regularly reviewing performance against a defined strategy, recognising and supporting success but taking firm action if changes of direction or leadership are required. Specifically, we expect boards to perform the following important functions:

—	To undertake effective succession planning for key roles

—	To put in place an appropriate and effective remuneration plan to attract, retain, motivate and direct key executives

—	To establish the necessary risk management framework and controls on corporate activity

—	To review and, where necessary, challenge key capital allocation decisions, ensuring that management teams are taking a long-term approach to business planning

—	To appoint, monitor and set the remuneration for a suitably qualified and independent financial auditor

—	To undertake a formal and transparent process for nominations and appointments to the board, the details of which should be fully disclosed in the annual report

—	To regularly evaluate the effectiveness of their own work, taking appropriate measures to address any priority issues

—	To ensure that management are working within the legal and regulatory norms of their countries of operation and that stakeholders of the business are treated fairly

—	To ensure the material social and environmental impacts of the business are considered and to make necessary improvements to support the sustainable growth of the business

If a board of directors is persistently failing to exercise one or more of these key responsibilities, we aim to engage with the company in the first instance and then consider taking additional voting action if appropriate.

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Board Composition

When considering board composition, we generally prefer to see the following features:

—	A majority of independent non-executive directors on the main board, and fully independent audit and remuneration committees of three members or more

—	The appointment of a senior or lead independent director

—	An effective mix of qualifications, experience and diversity

—	Directors with sufficient time to focus on their responsibilities, given their other commitments and directorships

Companies should be able to demonstrate an appropriate level of commitment, independence and diversity on the board. If the board composition or that of its subcommittees very different from these expectations, we aim to engage with the company in the first instance, and may also consider taking additional voting action against appropriate directors.

We also believe that independent directors should be periodically available to engage with shareholders.

The Roles Of Chairman, Chief Executive And Senior (Or Lead) Independent Director

We generally support separating the roles of chairman and chief executive, although we recognise that these roles have been very successfully combined in a number of our holdings. If the roles are combined, there should ideally be a majority of independent directors on the board. The board should also appoint a senior or lead independent director with clearly defined responsibilities separate from that of the chairman to mitigate the risks associated with combining the positions. This should include the senior independent director having the right to periodically convene a meeting of the independent directors with the full support of the company. Additional actions to strengthen corporate governance should be considered where appropriate, such as enhanced authorisation, audit and disclosure requirements.

We also typically prefer that companies do not appoint a retiring CEO as chairman, however we recognise that in exceptional cases this may be in shareholders’ best interests. In these circumstances, the board should explain why it is appropriate and we will consider the justification on a case-by-case basis.

Director Tenure

We believe that companies should be mindful of the value of periodically refreshing the membership of the board of directors. While we recognise the value that long-serving directors can bring in terms of continuity and experience, when a director’s tenure exceeds nine years of service we will no longer consider the director to be independent. This is in keeping with the UK Corporate Governance Code.

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Voting and engagement guidelines	19

Long-term focused remuneration with stretching targets

Effective remuneration policies help to recruit, retain and motivate the best available talent, while also incentivising management to focus on the right long-term priorities for the business. We encourage our investee companies to develop robust and transparent pay practices which provide clear alignment with long-term shareholders, reward outstanding performance and which mitigate against excessive risk taking or unintended consequences arising from a narrow focus on inappropriate targets. In addition to this, companies should take due account of increasing public scrutiny of executive pay practices and should be cognisant of the reputational and regulatory risks of excessive or inequitable pay practices. We believe that substantive changes to executive remuneration policies should be submitted to a shareholder vote. We also welcome the opportunity to engage with our investee companies on material remuneration matters.

To achieve the right overall balance, we expect the Remuneration Committee to take full responsibility for this process, taking independent advice as necessary. They should retain discretion to make upward or downward revisions in exceptional circumstances, particularly where such action is clearly aligned with long-term shareholder interests. For us to effectively assess a company’s executive remuneration, it is essential that we receive timely disclosure. Therefore, early in their deliberations, we look to receive clear and concise information about the design of the scheme, the underlying targets that are used to assess performance awards, and the total quantum of reward that is possible.

We review each policy on a case-by-case basis and are prepared to support innovative structures which do not necessarily fit within conventional practices, but which are appropriate for a company’s individual circumstances. When reviewing remuneration proposals, we generally favour the following:

—

We prefer that a substantial proportion of total reward potential for senior executives is made up of variable performance-based pay that it is subject to deferral and clawback provisions. Performance for long-term incentives should be measured over a minimum three-year period. However, we acknowledge that for some businesses restricted stock plans may be more suitable. We expect the board to clearly justify why this structure is suitable and assess the appropriateness of such proposals on an individual basis.

—	We typically favour the use of a maximum cap on long-term incentive schemes to limit the total compensation available at an appropriate level.

—

While we recognise that circumstances can change, we prefer investee companies’ pay policies to be consistent long-term structures and are therefore not usually supportive of regular changes or subsequent amends.

Typically, we would not support the following pay practices:

—	Repricing of equity awards

—	Retesting of performance conditions

—	Vesting of incentive awards for below median performance

—	Incentive-based awards for non-executive directors

—	Severance agreements which (i) are excessive relative to market practice and/or (ii) allow accelerated vesting of variable pay awards without pro-rating for time and performance.

When a company’s remuneration policy or report is significantly below expectations we will consider taking voting action against any relevant pay proposals on the ballot, against the chairman of the Remuneration Committee and, where appropriate, against the chairman of the board and other independent directors.

20	Voting and engagement guidelines

Fair treatment of stakeholders

Annual General Meetings

All listed companies should aim to ensure that an annual shareholder meeting takes place where substantive matters are submitted for shareholder approval. All shareholders should be actively solicited for their voting instructions. All paperwork, particularly the annual report signed off by the appointed auditor, should be available to investors well in advance of the meeting. This enables due consideration by investors of any matters ahead of any relevant regulatory and market proxy voting deadlines. In the limited number of markets where the above features are not common practice, we engage with issuers and relevant third parties to encourage change and consider taking voting action where appropriate.

Director Elections

As a general principle, we believe that all directors should be subject to annual, individually proposed, majority voting, standard elections. Currently, there are several alternatives:

—	‘plurality voting’ enables uncontested board nominees to be elected with a single affirmative vote, even if all other votes are withheld

—	‘cumulative voting’ allows shareholders to direct all or any of their votes to single or multiple directors

—	‘bundled’ director elections are when several or all directors are proposed as a single resolution, without the ability to support or oppose individual directors

—	‘classified’ boards is the term for when only a subset of directors is put up for election each year.

We believe that each of these alternatives can potentially undermine individual director accountability, although we recognise that there may on occasions be company specific circumstances that support such voting arrangements.

We are supportive of management and shareholder resolutions calling for alternative director voting procedures to be replaced by a simple majority voting standard on an annual basis. When asked to vote in cumulative elections, we typically allocate our votes equally across independent directors on the ballot, unless we have specific concerns about their effectiveness or a desire to see a particular director on the board.

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Auditors

The appointment of auditors should ideally be submitted to an annual shareholder vote. We will consider voting against the auditors’ appointment if we have concerns about their independence, level of non-audit fees, audit quality, or where a company changes its auditor without providing an adequate explanation to shareholders.

We believe that it is good practice to rotate the lead audit partner at least every five years and to limit continuous audit firm tenure to no more than twenty years, in line with current guidelines across a number of markets.

Non-audit fees paid to the audit firm should not typically exceed audit fees, except for a limited period (and not for more than two consecutive years) where there are exceptional circumstances which support that position. In this case, the company should provide additional disclosure on the nature of the non-audit work undertaken by the audit firm.

Appointment Of Statutory Auditors (Japan)

Statutory auditors play an important role in defining audit policy in the Japanese market, supervising the external audit of a company’s financial statements and advising the board. Given their responsibilities we prefer outside nominees. We assess internal candidates on a case-by-case basis, considering the materiality of their relationship with the company and the presence of other external statutory auditors.

Proxy Access

Proxy access is the ability for a shareholder or group of shareholders to nominate candidates to the board. We are supportive of proxy access in principle, believing that long-term shareholders should have the ability to place director nominees on the proxy ballot. While we are likely to support proposals based on the terms outlined above, we review each resolution individually. We also welcome the opportunity to engage with investee companies to help structure an appropriate policy which enhances board accountability and responsiveness to shareholders but also limits potential abuse by shareholders without a meaningful long-term interest in the company.

‘Poison Pill’ Anti-Takeover Devices

We generally oppose proposals for new anti-takeover devices, particularly when introduced post-Initial

Public Offering. We also usually support shareholder proposals that request a company to submit a shareholder rights plan to a shareholder vote or to revoke a poison pill.

We evaluate proposals to modify or remove existing shareholder rights plans or poison pills on a case-by-case basis. While many anti-takeover devices have the potential to entrench management and damage shareholder value, there may be certain growth-oriented companies and sectors where an element of protection from short-term market priorities can support long-term shareholder value creation.

22	Voting and engagement guidelines

Articles Of Association

We review amendments to a company’s articles of association within the context of the company’s business strategy and shareholders’ best interests. Accordingly, we usually oppose any proposed changes that have the potential to erode shareholders’ rights.

Shareholder Resolutions

Shareholder resolutions are a mechanism permitted in a number of markets which enable shareholders to table proposals at company meetings relating to any aspect of a company’s business. These proposals often request that companies improve their approach to environmental and social issues. Shareholder proposals can be a useful mechanism to hold companies accountable on their wider impact on stakeholders. We review each resolution on a case-by-case basis. We do not expect these proposals to be repetitive, prescriptive or to seek to micromanage companies. Prior to voting, we consider the company’s current approach to the issue, its response to the resolution, and whether the resolution is workable and in the best interests of all stakeholders.

Bundled Resolutions

In some markets it is still common for companies to ‘bundle’ together proposals, such as the election of directors, or amendments to articles of association. This practice reduces shareholder discretion by preventing voting on separate issues. For example, if shareholders have concerns about one specific director, the only option may be to vote in favour or against the entire board, which may be counterproductive. Nonetheless, we vote against bundled resolutions where we have serious concerns and it is in shareholders’ best interests for us to do so. We communicate our views to the company and encourage them to isolate all relevant matters as separate resolutions in the future.

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Related Party Transactions

As a general principle, we believe that large shareholders should recuse themselves from voting if they are involved in related party transactions. Most markets have specific disclosure rules on related party transactions and require approval from minority shareholders. We consider such transactions carefully to determine if they are appropriate and in our clients’ best interests.

Multi Class Share Structures

The use of dual and multi class share structures is common in a number of regions where listing rules allow. While the one-share, one-vote principle clearly aligns voting rights and economic rights for all holders, we appreciate that multiple share structures with different voting rights can enhance long-termism and protect the strategy and culture of some organisations. Accordingly, we assess all proposals to introduce additional share classes or amend existing voting rights on a case-by-case basis.

Disclosure

Levels of disclosure vary significantly between sectors and countries. We believe that all material issues should be set out succinctly in an annual report, and that the approach to governance and sustainability matters should be reported in the context of the whole range of risks and opportunities faced by the company.

When disclosure on key financial, governance and sustainability information is significantly below expectations and impedes us exercising our stewardship responsibilities for our clients, we endeavour to engage with the company in the first instance and consider taking appropriate voting action thereafter, where necessary.

24	Voting and engagement guidelines

Sustainable business practices

We believe that a company cannot be financially sustainable in the long run if its approach to business is fundamentally out of kilter with changing society expectations. We consider each of the following sustainability risks and opportunities in the context of our overall focus on long-term investment performance.

As a minimum, we expect all holdings to operate in accordance with the principles and standards set out in the United Nations Global Compact. When a company’s performance on any of the following issues is significantly below what is expected, making it a material risk to the long-term performance of their business, we will engage with management in the first instance, before considering taking appropriate voting action.

We expect that all our holdings to operate their businesses in a way that takes account of all relevant legal and regulatory guidelines and which is supportive of good stakeholder relations. Relevant areas of practice include responsible marketing, governance of data privacy and security, responsible taxation approaches and how the company manages product and service issues, such as product quality and integrity, complaint handling, safety recalls and compensation.

Diversity

We believe that employee diversity is an increasingly important issue for all businesses, and we expect our holdings to take steps to understand and, where necessary, improve any aspect of employee diversity. We further expect businesses to carefully monitor and manage the culture within their organisation to ensure that all employees are treated with respect in the workplace. There should be suitable policies and processes in place to ensure that inappropriate behaviour is identified and addressed.

Combating Bribery And Corruption

We expect all our holdings to work against corruption in all its forms, including extortion and bribery. For companies in the extractive industries, we support active participation in the Extractive Industries Transparency Initiative. We expect to see apt conduct and compliance programmes reinforced by leadership, policies and training, and appropriate reporting procedures such as confidential ‘whistle-blower’ lines. We would also not ordinarily expect our holdings to make political donations or contributions to ‘politically exposed’ charitable organisations.

25

Human Rights And Labour Rights

We expect all our holdings to respect internationally accepted human rights and labour rights throughout their business operations and value chain. As a minimum, this should include the maintenance of health, safety and wellbeing management systems, particularly in high-risk sectors; the management of exposure to labour and human rights risks throughout their value chain, especially human slavery; and encouraging positive relationships with local communities.

Climate Change And Other Environmental Impacts And Risks

We expect all our holdings to undertake steps to understand the environmental risks confronting their business and to manage the environmental impacts relating to their business, with a specific focus on climate change where the risks, and/or opportunities are material. Climate-related risks may include: environmental regulation and taxation, resource availability, business and/or supply chain disruption, and changing customer expectations. Financial risks may include: increased capital expenditure, reduced revenues and expenses relating to property/ asset adaptation, or repair.

Companies should take all appropriate steps to reduce direct and indirect greenhouse gas emissions, integrate climate change policies into business strategies, and enhance disclosure on climate change and other significant environmental risks. Doing so means investors can reliably assess and compare associated investment risks and opportunities.

As part of our commitment to the Taskforce for Climate related Financial Disclosure (TCFD), we will publish our first TCFD report by the end of 2020.

Stewardship Reporting

We publicly disclose on our website all our voting decisions and companies we have engaged with on a quarterly basis. Additionally, existing clients receive detailed voting and engagement notes, where applicable, in their quarterly reports.

For more information on how we implement our voting and engagement guidelines, including detail on the most significant votes, please see our Investment Stewardship Activities report. This will be available on the Governance and Sustainability section of our website from the second quarter of 2020.

Important Information

Baillie Gifford & Co and Baillie Gifford & Co Limited are authorised and regulated by the Financial Conduct Authority (FCA). Baillie Gifford & Co Limited is an Authorised Corporate Director of OEICs.

Baillie Gifford Overseas Limited provides investment management and advisory services to non-UK Professional/ Institutional clients only. Baillie Gifford Overseas Limited is wholly owned by Baillie Gifford & Co. Baillie Gifford & Co and Baillie Gifford Overseas Limited are authorised and regulated by the FCA in the UK.

Persons resident or domiciled outside the UK should consult with their professional advisers as to whether they require any governmental or other consents in order to enable them to invest, and with their tax advisers for advice relevant to their own particular circumstances.

Hong Kong

Baillie Gifford Asia (Hong Kong) Limited 柏基亞洲(香港)有限公司 is wholly owned by Baillie Gifford Overseas Limited and holds a Type 1 licence from the Securities & Futures Commission of Hong Kong to market and distribute Baillie Gifford’s range of collective investment schemes to professional investors in Hong Kong. Baillie Gifford Asia (Hong Kong) Limited 柏基亞洲(香港)有限公司 can be contacted at 30/F, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong. Telephone +852 3756 5700.

South Korea

Baillie Gifford Overseas Limited is licensed with the Financial Services Commission in South Korea as a cross border Discretionary Investment Manager and Non-discretionary Investment Adviser.

Japan

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Australia

This material is provided on the basis that you are a wholesale client as defined within s761G of the Corporations Act 2001 (Cth). Baillie Gifford Overseas Limited (ARBN 118 567 178) is registered as a foreign company under the Corporations Act 2001 (Cth). It is exempt from the requirement to hold an Australian Financial Services License under the Corporations Act 2001 (Cth) in respect of these financial services provided to Australian wholesale clients. Baillie Gifford Overseas Limited is authorised and regulated by the Financial Conduct Authority under UK laws which differ from those applicable in Australia.

South Africa

Baillie Gifford Overseas Limited is registered as a Foreign Financial Services Provider with the Financial Sector Conduct Authority in South Africa.

North America

Baillie Gifford International LLC is wholly owned by Baillie Gifford Overseas Limited; it was formed in Delaware in 2005. It is the legal entity through which Baillie Gifford Overseas Limited provides client service and marketing functions in America as well as some marketing functions in Canada. Baillie Gifford Overseas Limited is registered as an Investment Adviser with the Securities & Exchange Commission in the United States of America.

Europe

Baillie Gifford Investment Management (Europe) Limited provides investment management and advisory services to European (excluding UK) clients. It was incorporated in Ireland in May 2018 and is authorised by the Central Bank of Ireland. Through its MiFID passport, it has established Baillie Gifford Investment Management (Europe) Limited (Frankfurt Branch) to market its investment management and advisory services and distribute Baillie Gifford Worldwide Funds plc in Germany. Baillie Gifford Investment Management (Europe) Limited is a wholly owned subsidiary of Baillie Gifford Overseas Limited, which is wholly owned by Baillie Gifford & Co.

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BlackRock Advisors, LLC and

BlackRock Financial Management, Inc.

BlackRock Investment Stewardship

Proxy voting guidelines for U.S. securities

Effective as of January 2021

BlackRock.

If you would like additional information, please contact:

ContactStewardship@blackrock.com

These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Principles.

Introduction

We believe BlackRock has a responsibility to monitor and provide feedback to companies, in our role as stewards of our clients’ investments. BlackRock Investment Stewardship (“BIS”) does this through engagement with management teams and/or board members on material business issues, including environmental, social, and governance (“ESG”) matters and, for those clients who have given us authority, through voting proxies in the best long-term economic interests of our clients.

The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BIS’ general philosophy and approach to ESG factors, as well as our expectations of directors, that most commonly arise in proxy voting for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies or provide a guide to how BlackRock will vote in every instance. They are applied with discretion, taking into consideration the range of issues and facts specific to the company, as well as individual ballot items.

Voting guidelines

These guidelines are divided into eight key themes, which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure

•	Mergers, acquisitions, asset sales, and other special transactions

•	Executive compensation

•	Environmental and social issues

•	General corporate governance matters

•	Shareholder protections

Boards and directors

The effective performance of the board is critical to the economic success of the company and the protection of shareholders’ interests. As part of their responsibilities, board members owe fiduciary duties to shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of our engagements and sees the election of directors as one of our most critical responsibilities.

Disclosure of material issues that affect the company’s long-term strategy and value creation, including material ESG factors, is essential for shareholders to be able to appropriately understand and assess how effectively the board is identifying, managing, and mitigating risks.

Where we conclude that a board has failed to address or disclose one or more material issues within a specified timeframe, we may hold directors accountable or take other appropriate action in the context of our voting decisions.

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Director elections

Where a board has not adequately demonstrated, through company disclosures and actions, how material issues are appropriately identified, managed, and overseen, we will consider withholding our support for the re-election of directors whom we hold accountable.

In addition, we may withhold votes from directors or members of particular board committees in certain situations, as indicated below.

Independence

We expect a majority of the directors on the board to be independent. In addition, all members of key committees, including audit, compensation, and nominating/ governance committees, should be independent. Our view of independence may vary from listing standards.

Common impediments to independence may include:

•	Employment as a senior executive by the company or a subsidiary within the past five years

•	An equity ownership in the company in excess of 20%

•

Having any other interest, business, or relationship (professional or personal) which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company

•	When evaluating controlled companies, as defined by the U.S. stock exchanges, we may vote against insiders or affiliates who sit on the audit committee, but not other key committees

We may vote against directors serving on key committees who we do not consider to be independent.

Oversight

We expect the board to exercise appropriate oversight over management and business activities of the company. We will consider voting against committee members and/or individual directors in the following circumstances:

•

Where the board has failed to exercise sufficient oversight with regard to material ESG risk factors, or the company has failed to provide shareholders with adequate disclosure to conclude appropriate strategic consideration is given to these factors by the board

•

Where the board has failed to exercise oversight with regard to accounting practices or audit oversight, we will consider voting against the current audit committee, and any other members of the board who may be responsible. For example, we may vote against members of the audit committee during a period when the board failed to facilitate quality, independent auditing if substantial accounting irregularities suggest insufficient oversight by that committee

•

Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue

•

The chair of the nominating/ governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure, where the board is not comprised of a majority of independent directors. This may not apply in the case of a controlled company

•	Where it appears the director has acted (at the company or at other companies) in a manner that compromises his/ her ability to represent the best long-term economic interests of shareholders

Proxy voting guidelines for U.S. securities |	4

•

Where a director has a multi-year pattern of poor attendance at combined board and applicable committee meetings, or a director has poor attendance in a single year with no disclosed rationale. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable committee meetings to be poor attendance

•

Where a director serves on an excessive number of boards, which may limit his/ her capacity to focus on each board’s requirements. The following identifies the maximum number of boards on which a director may serve, before he/ she is considered to be over-committed:

	Public Company Executive or Fund Manager[1]	# Outside Public Boards[2]	Total # of Public Boards
Director A	✓	1	2
Director B		3	4

Responsiveness to shareholders

We expect a board to be engaged and responsive to its shareholders, including acknowledging voting outcomes for shareholder proposals, director elections, compensation, and other ballot items. Where we believe a board has not substantially addressed shareholder concerns, we may vote against the responsible committees and/or individual directors. The following illustrates common circumstances:

•

The independent chair or lead independent director, members of the nominating/governance committee, and/or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and/or failure to plan for adequate board member succession

•

The chair of the nominating/governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received against votes from more than 25% of shares voted, and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial against vote

•

The independent chair or lead independent director and/ or members of the nominating/governance committee, where a board fails to consider shareholder proposals that receive substantial support, and the proposals, in our view, have a material impact on the business, shareholder rights, or the potential for long-term value creation

Shareholder rights

We expect a board to act with integrity and to uphold governance best practices. Where we believe a board has not acted in the best interests of its shareholders, we may vote against the appropriate committees and/or individual directors. The following illustrates common circumstances:

•	The independent chair or lead independent director and members of the nominating/governance committee, where a board implements or renews a poison pill without shareholder approval

•

The independent chair or lead independent director and members of the nominating/governance committee, where a board amends the charter/articles/bylaws such that the effect may be to entrench directors or to significantly reduce shareholder rights

[1]

In this instance, “fund manager” refers to individuals whose full-time employment involves responsibility for the investment and oversight of fund vehicles, and those who have employment as professional investors and provide oversight for those holdings.

[2]	In addition to the company under review

Proxy voting guidelines for U.S. securities |	5

•	Members of the compensation committee where the company has repriced options without shareholder approval

•

If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding the actions of a committee and the responsible member(s) or committee chair are not up for re-election, we will generally register our concern by voting against all available members of the relevant committee

Board composition and effectiveness

We encourage boards to periodically renew their membership to ensure relevant skills and experience within the boardroom. To this end, regular performance reviews and skills assessments should be conducted by the nominating/ governance committee or the lead independent director.

Furthermore, we expect boards to be comprised of a diverse selection of individuals who bring their personal and professional experiences to bear in order to create a constructive debate of a variety of views and opinions in the boardroom. We recognize that diversity has multiple dimensions. In identifying potential candidates, boards should take into consideration the full breadth of diversity, including personal factors, such as gender, ethnicity, race, and age, as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. In addition to other elements of diversity, we encourage companies to have at least two women directors on their board. Our publicly available commentary explains our approach to engaging on board diversity.

We encourage boards to disclose:

•	The mix of competencies, experience, and other qualities required to effectively oversee and guide management in light of the stated long-term strategy of the company

•

The process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and/or assess candidates

•	The process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and/ or sensitive details

•

Demographics related to board diversity, including, but not limited to, gender, ethnicity, race, age, and geographic location, in addition to measurable milestones to achieve a boardroom reflective of multi-faceted racial, ethnic, and gender representation

Our primary concern is that board members are able to contribute effectively as corporate strategy evolves and business conditions change. We acknowledge that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.

Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits. BlackRock will also consider the average board tenure to evaluate processes for board renewal. We may oppose boards that appear to have an insufficient mix of short-, medium-, and long-tenured directors.

To the extent that a company has not adequately accounted for diversity in its board composition within a reasonable timeframe, based on our assessment, we may vote against members of the nominating/governance committee for an apparent lack of commitment to board effectiveness.

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Board size

We typically defer to the board in setting the appropriate size and believe directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may oppose boards that appear too small to allow for the necessary range of skills and experience or too large to function efficiently.

CEO and management succession planning

There should be a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long-term planning consistent with the strategic direction of the company and identified leadership needs over time, as well as short-term planning in the event of an unanticipated executive departure. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.

Classified board of directors/staggered terms

We believe that directors should be re-elected annually; classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure, such as when a company needs consistency and stability during a time of transition, e.g. newly public companies or companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies, e.g. closed-end funds or business development companies (BDC),3 in certain circumstances. We would, however, expect boards with a classified structure to periodically review the rationale for such structure and consider when annual elections might be more appropriate.

Without a voting mechanism to immediately address concerns about a specific director, we may choose to vote against the available slate of directors (see “Shareholder rights” for additional detail).

Contested director elections

The details of contested elections, or proxy contests, are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the ownership stake and holding period of the dissident; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long-term shareholder value.

Cumulative voting

We believe that a majority vote standard is in the best long-term interests of shareholders. It ensures director accountability through the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.

[3]	A BDC is a special investment vehicle under the Investment Company Act of 1940 that is designed to facilitate capital formation for small and middle-market companies.

Proxy voting guidelines for U.S. securities |	7

Director compensation and equity programs

We believe that compensation for directors should be structured to attract and retain directors, while also aligning their interests with those of shareholders. We believe director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal. In addition, we expect directors to build meaningful share ownership over time.

Majority vote requirements

BlackRock believes that directors should generally be elected by a majority of the shares voted and will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority vote standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. Some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

We note that majority voting may not be appropriate in all circumstances, for example, in the context of a contested election, or for majority-controlled companies.

Risk oversight

Companies should have an established process for identifying, monitoring, and managing business and material ESG risks. Independent directors should have access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk. We encourage companies to provide transparency around risk management, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and/or shifts in the business and related risk environment. Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.

Separation of chairman and CEO

We believe that independent leadership is important in the boardroom. There are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director when the roles of chairman and CEO are combined.

In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.

In the event that the board chooses a combined chair/CEO model, we generally support the designation of a lead independent director if they have the power to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Furthermore, while we anticipate that most directors will be elected annually, we believe an element of continuity is important for this role to provide appropriate leadership balance to the chair/CEO.

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The following table illustrates examples of responsibilities under each board leadership model:

	Combined Chair/ CEO Model		Separate Chair Model

	Chair/ CEO	Lead Independent Director	Chair

Board Meetings	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors	Authority to call full meetings of the board of directors

Authority to call meetings of independent directors

Briefs CEO on issues arising from executive sessions

Agenda	Primary responsibility for shaping board agendas, consulting with the lead independent director	Collaborates with chair/ CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO

Board Communications	Communicates with all directors on key issues and concerns outside of full board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may vote against the audit committee members where the board has failed to facilitate quality, independent auditing. We look to the audit committee report for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

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From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure proposals

Equal voting rights

BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis, or as company circumstances change. Companies with multiple share classes should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.

Blank check preferred stock

We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.

Nonetheless, we may support the proposal where the company:

•	Appears to have a legitimate financing motive for requesting blank check authority

•	Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes

•	Has a history of using blank check preferred stock for financings

•	Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility

Increase in authorized common shares

BlackRock will evaluate requests to increase authorized shares on a case-by-case basis, in conjunction with industry-specific norms and potential dilution, as well as a company’s history with respect to the use of its common shares.

Increase or issuance of preferred stock

We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and where the terms of the preferred stock appear reasonable.

Stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to

Proxy voting guidelines for U.S. securities |	10

facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal for a reverse split that would not proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Mergers, acquisitions, asset sales, and other special transactions

In assessing mergers, acquisitions, asset sales, or other special transactions, BlackRock’s primary consideration is the long-term economic interests of our clients as shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. While mergers, acquisitions, asset sales, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:

•

The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply

•	There should be clear strategic, operational, and/ or financial rationale for the combination

•

Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/ or board members’ financial interests appear likely to affect their ability to place shareholders’ interests before their own

•	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions

Poison pill plans

Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all-cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or requires the board to seek the written consent of shareholders, where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

We generally vote in favor of shareholder proposals to rescind poison pills.

Reimbursement of expenses for successful shareholder campaigns

We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. We believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.

Executive compensation

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly the generation of sustainable long-term value.

Proxy voting guidelines for U.S. securities |	11

We expect the compensation committee to carefully consider the specific circumstances of the company and the key individuals the board is focused on incentivizing. We encourage companies to ensure that their compensation plans incorporate appropriate and rigorous performance metrics consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee, or equivalent board members, accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance that drives value creation. We are generally not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee, we expect disclosure relating to how and why the discretion was used and further, how the adjusted outcome is aligned with the interests of shareholders.

We acknowledge that the use of peer group evaluation by compensation committees can help calibrate competitive pay; however, we are concerned when the rationale for increases in total compensation is solely based on peer benchmarking, rather than absolute outperformance.

We support incentive plans that foster the sustainable achievement of results consistent with the company’s long-term strategic initiatives. The vesting timeframes associated with incentive plans should facilitate a focus on long-term value creation. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.

“Say on Pay” advisory resolutions

In cases where there is a “Say on Pay” vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. In a commentary on our website, entitled “BlackRock Investment Stewardship’s approach to executive compensation,” we explain our expectations related to executive compensation practices, our “Say on Pay” analysis framework, and our typical approach to engagement and voting on “Say on Pay.”

Where we conclude that a company has failed to align pay with performance, we will vote against the management compensation proposal and consider voting against the compensation committee members.

Frequency of “Say on Pay” advisory resolutions

BlackRock will generally support annual advisory votes on executive compensation, and will consider biennial and triennial timeframes, absent compensation concerns. In evaluating pay, we believe that the compensation committee is responsible for constructing a plan that appropriately incentivizes executives for long-term value creation, utilizing relevant metrics and structure to promote overall pay and performance alignment.

Clawback proposals

We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. We also favor recoupment from any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal proceeding, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the

Proxy voting guidelines for U.S. securities |	12

company. We typically support shareholder proposals on these matters unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee stock purchase plans

We believe employee stock purchase plans (“ESPP”) are an important part of a company’s overall human capital management strategy and can provide performance incentives to help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.

Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. We believe that boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests (e.g. the use of stock as collateral for a loan; the use of stock in a margin account; the use of stock in hedging or derivative transactions). We may support shareholder proposals requesting the establishment of such policies.

Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered (commonly referred to as “double trigger” change of control provisions).

Golden parachutes

We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.

When determining whether to support or oppose an advisory vote on a golden parachute plan, BlackRock may consider several factors, including:

•	Whether we believe that the triggering event is in the best interests of shareholders

•	Whether management attempted to maximize shareholder value in the triggering event

•	The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment

•	Whether excessively large excise tax gross-up payments are part of the pay-out

•	Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers

•	Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company

Proxy voting guidelines for U.S. securities |	13

It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.

We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.

Option exchanges

We believe that there may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case-by-case basis. BlackRock may support a request to reprice or exchange underwater options under the following circumstances:

•	The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance

•	Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated

•	There is clear evidence that absent repricing, the company will suffer serious employee incentive or retention and recruiting problems

BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interests of shareholders.

Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in supplemental executive retirement plans (“SERP”) to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Environmental and social issues

We believe that well-managed companies deal effectively with material ESG factors relevant to their businesses. As stated throughout this document, governance is the core structure by which boards can oversee the creation of sustainable long-term value—appropriate risk oversight of environmental and social (“E&S”) considerations stems from this construct.

Robust disclosure is essential for investors to effectively gauge companies’ business practices and strategic planning related to E&S risks and opportunities. When a company’s reporting is inadequate, investors, including BlackRock, will increasingly conclude that the company is not adequately managing risk. Given the increased understanding of material sustainability risks and opportunities, and the need for better information to assess them, BlackRock will advocate for continued improvement in companies’ reporting and will hold management and/ or directors accountable where disclosures or the business practices underlying them are inadequate.

BlackRock views the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD) and the standards put forth by the Sustainability Accounting Standards Board (SASB) as appropriate and complementary frameworks for companies to disclose financially material sustainability information. While the

Proxy voting guidelines for U.S. securities |	14

TCFD framework was crafted with the aim of climate-related risk disclosure, the four pillars of the TCFD—Governance, Strategy, Risk Management, and Metrics and Targets—are a useful way for companies to disclose how they identify, assess, manage, and oversee a variety of sustainability-related risks and opportunities. SASB’s industry-specific guidance (as identified in its materiality map) is beneficial in helping companies identify key performance indicators (KPIs) across various dimensions of sustainability that are considered to be financially material and decision-useful within their industry.

Accordingly, we ask companies to:

•	Disclose the identification, assessment, management, and oversight of sustainability-related risks in accordance with the four pillars of TCFD

•	Publish SASB-aligned reporting with industry-specific, material metrics and rigorous targets

See our commentary on our approach to engagement on TCFD- and SASB-aligned reporting for greater detail of our expectations.

Climate risk

BlackRock believes that climate change has become a defining factor in companies’ long-term prospects. We expect every company to help their investors understand how the company may be impacted by climate-related risks and opportunities, and how they are considered within the company’s strategy.

Specifically, we expect companies to articulate how they are aligned to a scenario in which global warming is limited to well below 2° C and is consistent with a global aspiration to reach net zero GHG emissions by 2050.4

The public and private sectors have roles to play in aligning greenhouse gas reduction efforts with targets based on science, where available to curb the worst effects of climate change and reach the global goal of carbon neutrality by mid-century. Companies have an opportunity to utilize and contribute to the development of current and future low-carbon transition technologies, which are an important consideration for the rate at which emissions can be reduced. We expect companies to disclose how they are considering these challenges, alongside opportunities for innovation, within their strategy and emissions reduction efforts.

We may support shareholder proposals that ask companies to disclose climate plans aligned with our expectations.

Key stakeholder interests

As a long-term investor, we believe that in order to deliver value for shareholders, companies should also consider their stakeholders. While stakeholder groups may vary across industries, they are likely to include employees; business partners (such as suppliers and distributors); clients and consumers; government and regulators; and the communities in which companies operate. Companies that build strong relationships with their stakeholders are more likely to meet their own strategic objectives, while poor relationships may create adverse impacts that expose a company to legal, regulatory, operational, and reputational risks and jeopardize their social license to operate. We expect companies to effectively oversee and mitigate these risks with appropriate due diligence processes and board oversight.

[4]

The global aspiration is reflective of aggregated efforts; companies in developed and emerging markets are not equally equipped to transition their business and reduce emissions at the same rate—those in developed markets with the largest market capitalization are better positioned to adapt their business models at an accelerated pace. Government policy and regional targets may be reflective of these realities.

Proxy voting guidelines for U.S. securities |	15

Human capital management

A company’s approach to human capital management is a critical factor in fostering an inclusive, diverse, and engaged workforce, which contributes to business continuity, innovation, and long-term value creation. As an important component of strategy, we expect boards to oversee human capital management.

We believe that clear and consistent reporting on these matters is critical for investors to understand the composition of a company’s workforce. We expect companies to disclose workforce demographics, such as gender, race, and ethnicity in line with the US Equal Employment Opportunity Commission’s EEO-1 Survey, alongside the steps they are taking to advance diversity, equity, and inclusion. Where we believe a company’s disclosures or practices fall short relative to the market or peers, or we are unable to ascertain the board and management’s effectiveness in overseeing related risks and opportunities, we may vote against members of the appropriate committee or support relevant shareholder proposals. Our commentary on human capital management provides more information on our expectations.

Corporate political activities

Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies. These activities can also create risks, including: the potential for allegations of corruption; reputational risk associated with a candidate, party, or issue; and risks that arise from the complex legal, regulatory, and compliance considerations associated with corporate political spending and lobbying activity. Companies that engage in political activities should develop and maintain robust processes to guide these activities and mitigate risks, including board oversight.

When presented with shareholder proposals requesting increased disclosure on corporate political activities, BlackRock will evaluate publicly available information to consider how a company’s lobbying may impact the company. We will also evaluate whether there is alignment between a company’s stated positions on policy matters material to its strategy and the positions taken by industry groups of which it is a member. We may decide to support a shareholder proposal requesting additional disclosure if we identify a material misalignment. Additional detail can be found in our commentary on political contributions and lobbying disclosures.

General corporate governance matters

Adjourn meeting to solicit additional votes

We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Exclusive forum provisions

BlackRock generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of

Proxy voting guidelines for U.S. securities |	16

shareholders, we will vote against the independent chair or lead independent director and members of the nominating/governance committee.

Multi-jurisdictional companies

Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect companies to disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, particularly where there is conflict between relevant market governance practices.

Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections, legal advantages, and/or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protections under the new charter/articles/bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.

IPO governance

We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly-traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, we believe that these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we believe that such arrangements may not be in the best interest of shareholders in the long-term.

We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, responsibilities on other public company boards and board composition concerns), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.

I	Proxy voting guidelines for U.S. securities |	17

Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.

Shareholder protections

Amendment to charter/articles/bylaws

We believe that shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms and amendments to the charter/articles/bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, particularly if those changes have the potential to impact shareholder rights (see “Director elections”). In cases where a board’s unilateral adoption of changes to the charter/articles/bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.

When voting on a management or shareholder proposal to make changes to the charter/articles/bylaws, we will consider in part the company’s and/or proponent’s publicly stated rationale for the changes; the company’s governance profile and history; relevant jurisdictional laws; and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support amendments to the charter/articles/bylaws where the benefits to shareholders outweigh the costs of failing to make such changes.

Proxy access

We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.

In our view, securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, encourage board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.

In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.

Right to act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there

Proxy voting guidelines for U.S. securities |	18

are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.

Right to call a special meeting

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. Accordingly, shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder, or where a lower threshold may lead to an ineffective use of corporate resources. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of minority shareholder interests and we may support supermajority voting requirements in those situations.

Virtual meetings

Shareholders should have the opportunity to participate in the annual and special meetings for the companies in which they are invested, as these meetings facilitate an opportunity for shareholders to provide feedback and hear from the board and management. While these meetings have traditionally been conducted in-person, virtual meetings are an increasingly viable way for companies to utilize technology to facilitate shareholder accessibility, inclusiveness, and cost efficiencies. We expect shareholders to have a meaningful opportunity to participate in the meeting and interact with the board and management in these virtual settings; companies should facilitate open dialogue and allow shareholders to voice concerns and provide feedback without undue censorship.

This document is provided for information purposes only and is subject to change. Reliance upon this information is at the sole discretion of the reader.

Prepared by BlackRock, Inc.

©2020 BlackRock, Inc. All rights reserved.

Proxy voting guidelines for U.S. securities |	19

CBRE Clarion Securities LLC

GLOBAL PROXY VOTING POLICY

OUR PRINCIPLES AND PHILOSOPHY

CBRE Clarion treats proxy voting as a fundamental responsibility of shareholders – one which can work to affect positive management behavior over time and therefore ultimately contribute to generating economic value to shareholders.

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When CBRE Clarion has discretion to vote the proxies of its clients, it will vote those proxies in accordance with this policy and procedures. The guidelines presented in this policy reflect a corporate governance structure that is responsive to company stakeholders and supportive of responsible investment goals.

For the accounts over which CBRE Clarion maintains proxy voting authority, CBRE Clarion will vote proxies in accordance with its proxy voting guidelines. CBRE Clarion may, in certain circumstances, voluntarily adhere to guidelines established by its clients if doing so can be accomplished within the proxy voting process established with the proxy voting administrator. Otherwise, CBRE Clarion will not accept proxy voting authority to the extent clients wish to impose voting guidelines different from those of CBRE Clarion. As the responsibility for proxy voting is defined at the outset of the client relationship (and documented in the Investment Management Agreement), CBRE Clarion does not anticipate any confusion on the part of its clients in this respect.

OUR PROCEDURES AND CONTROLS

PROXY VOTING ADMINISTRATION

CBRE Clarion controls proxy voting for the majority of separate accounts under management, subject to limited exceptions; sub-advised funds may choose to handle their own voting.

CBRE Clarion has engaged a third-party vendor, Institutional Shareholder Services (ISS), to provide proxy voting administration services, including the tracking of proxies received for clients, providing notice to CBRE Clarion concerning dates votes are due, the actual casting of ballots, and recordkeeping. It is important to recognize that the ability of ISS and CBRE Clarion to process proxy voting decisions in a timely manner is contingent in large part on the custodian banks holding securities for CBRE Clarion clients. On a daily basis, CBRE Clarion provides ISS with a list of securities held in each account over which CBRE Clarion has voting authority.

While not the norm, in certain countries where share blocking is required, there may be times where CBRE Clarion chooses not to vote. Share blocking entails selling the stock short for a period of time around the date of the vote. We may decide not to vote if in the in the best interest of our client to avoid failed trades or overdrafts, or to have shares be freely tradeable.

DETERMINATION OF VOTE

CBRE Clarion established its own proxy voting guidelines and provides those guidelines to ISS. Proxy voting guidelines are reviewed and approved by our Head of ESG and Senior Global Portfolio Managers. The approved proxy voting guidelines are provided to ISS to facilitate the administrative processing proxy voting.

Voting decisions remain within the discretion of CBRE Clarion. On a daily basis, CBRE Clarion Securities Operations group reviews an online system maintained by ISS in order to monitor for upcoming votes. When a pending vote is identified, the Securities Operations team forwards the ballot to the appropriate Portfolio Manager or Investment Analyst for review, along with any supplemental information about the ballots provided by ISS and – if available – other research vendors to which CBRE Clarion subscribes.

CBRE Clarion Senior Investment Analysts review the proxy statement and determine the votes within the firm’s specified guidelines. If the Analyst’s indicated vote conflicts with CBRE Clarion’s guidelines, the vote must be verified (with documented rationale) and approved by a designated Senior Portfolio Manager or our Head of ESG; the vote and corresponding rationale is also reviewed by our Chief Compliance Officer.

This proxy voting process is tested annually by external auditors to confirm that we have adequate procedures which are consistently applied.

CONFLICTS OF INTEREST

CBRE Clarion will identify any conflicts that exist between the interests of CBRE Clarion (including its employees and affiliates) and its clients as it relates to proxy voting. CBRE Clarion obtains information from all employees regarding outside business activities and personal relationships with companies within the investable universe (such as serving as board members or executive officers of an issuer), to confirm that employees do not have personal interests in transactions, holdings, or proxy matters. Additionally, CBRE Clarion will consider the conflicts associated with any ballot which identifies a relationship to CBRE Global Investors or another affiliate within CBRE Group. Lastly, CBRE Clarion will consider any ballot which relates to a client of CBRE Clarion as a potential conflict of interest.

If a material conflict is identified for a particular ballot, CBRE Clarion will refer the ballot and conflict to the CBRE Clarion Risk & Control Committee for review. In such situations, CBRE Clarion will generally defer the vote either to the recommendation provided by ISS (not based on the CBRE Clarion guidelines) or to the affected client(s) so that the client may determine its voting decision.

PROXY VOTING RECORDS

The proxy voting process is coordinated by the Securities Operations group and the Compliance team is responsible for oversight of and testing of the process. As noted above, ISS provides recordkeeping services, including retaining a copy of each proxy statement received and each vote cast. This information is available to CBRE Clarion upon request.

CBRE Clarion maintains files relating to its proxy voting procedures in an easily accessible place. Records are maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept on site. These files include:

•	copies of the proxy voting policies and procedures and any amendments thereto,

CBRE CLARION SECURITIES | GLOBAL PROXY VOTING POLICY |	2

•	a copy of any document CBRE Clarion created that was material to making a decision how to vote proxies or that memorializes that decision, and

•

a copy of each written client request for information on how CBRE Clarion voted such client’s proxies and a copy of any written response to any (written or oral) client request for information on how CBRE Clarion voted its proxies.

Clients may contact the Compliance team at (610) 995-2500 to obtain a copy of these policies and procedures (and, if desired, the firm’s proxy voting guidelines) or to request information on the voting of such client’s proxies. A written response will list, with respect to each voted proxy that the client has inquired about:

•	the name of the issuer,

•	the proposal voted upon, and

•	how CBRE Clarion voted the client’s proxy.

GLOBAL GUIDELINES

CBRE Clarion global guidelines, developed by senior leadership and reviewed and updated annually, reflect our preference for a corporate governance structure which is responsive to company stakeholders and supportive of responsible investment goals.

Some items up for vote are undertaken on a case-by-case basis. In those instances, we believe our framework – comprised of senior sector Analysts, senior level Portfolio Managers, our Head of ESG, and our Chief Compliance Officer – allows us to the determine the appropriate vote based on the firm’s combined knowledge, engagement, and our overall philosophy around governance.

As of: March 2020

END OF POLICY

CBRE CLARION SECURITIES | GLOBAL PROXY VOTING POLICY |	3

Delaware Investments Fund Advisers

Delaware Investments Fund Advisers

Summary of Proxy Voting Policies and Procedures

(July 2020)

If and when proxies need to be voted on behalf of the Fund, Delaware Investments Fund Advisers (the “Adviser”) will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund. In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”) to analyze proxy statements on behalf of the Fund and other Adviser clients and provide Adviser with research recommendations on upcoming proxy votes in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the Fund, ISS will create a record of the vote.

When determining whether to invest in a particular company, one of the factors Adviser may consider is the quality and depth of the company’s management. As a result, Adviser believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, Adviser’s votes are cast in accordance with the recommendations of the company’s management. However, Adviser will normally vote against management’s position when it runs counter to Adviser’s specific Proxy Voting Guidelines (the “Guidelines”), and Adviser will also vote against management’s recommendation when Adviser believes such position is not in the best interests of the Fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote for management or shareholder proposals to reduce supermajority vote requirements, taking into account: ownership structure; quorum requirements; and vote requirements; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote re-incorporation proposals on a case-by-case basis; (v) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; (vi) generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless company already provides similar reports through other means; and (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

The Adviser has a section in its Procedures that addresses the possibility of conflicts of interest. Most of the proxies which Adviser receives on behalf of its clients are voted in accordance with the Procedures. Since the Procedures are pre-determined by the Committee, application of the Procedures by Adviser’s portfolio management teams when voting proxies after reviewing the proxy and research provided by ISS should in most instances adequately address any potential conflicts of interest. If Adviser becomes aware of a conflict of interest in an upcoming proxy vote, the proxy vote will be referred to the Committee for review. If the portfolio management team for such proxy intends to vote in accordance with ISS’s recommendation pursuant to Adviser’s Procedures, then no further action is needed to be taken by the Committee. If the Adviser’s portfolio management team is considering voting a proxy contrary to ISS’s research recommendation under the Procedures, the Committee will assess the proposed vote to determine if it is reasonable. The Committee will also assess whether any business or other material relationships between Adviser and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. If the Committee determines that the proposed proxy vote is unreasonable or unduly influenced by a conflict, the portfolio management team will be required to vote the proxy in accordance with ISS’s research recommendation.

Dimensional Fund Advisors LP

Effective Date: October 26, 2020

PROPRIETARY

PROXY VOTING POLICIES AND PROCEDURES

DIMENSIONAL FUND ADVISORS LP

DIMENSIONAL FUND ADVISORS LTD.

DFA AUSTRALIA LIMITED

DIMENSIONAL FUND ADVISORS PTE. LTD.

DIMENSIONAL JAPAN LTD.

DIMENSIONAL IRELAND LIMITED

Introduction

Dimensional Fund Advisors LP (“Dimensional”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). Dimensional is the parent or indirect parent company of Dimensional Fund Advisors Ltd. (“Dimensional UK”), DFA Australia Limited (“Dimensional Australia”), Dimensional Fund Advisors Pte. Ltd. (“Dimensional Singapore”), Dimensional Japan Ltd. (“Dimensional Japan”) and Dimensional Ireland Limited (“Dimensional Ireland”) (each, an “Advisor”, and collectively referred to as the “Advisors”). Dimensional UK and Dimensional Australia are also registered as investment advisers under the Advisers Act.

The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of investors. These clients frequently give the Advisors the authority and discretion to vote proxies relating to the underlying securities beneficially held by such clients. Also, a client may, at times, ask an Advisor to share its proxy voting policies, procedures, and guidelines without the client delegating full voting discretion to the Advisor. Depending on the client, an Advisor’s duties may include making decisions regarding whether and how to vote proxies as part of an investment manager’s fiduciary duty under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

The following Proxy Voting Policies and Procedures (the “Policy”) address the Advisors’ objectives for voting proxies received by the Advisors on behalf of client accounts or funds to the extent that relationships with such clients are subject to the Advisers Act or ERISA or the clients are registered investment companies under the Investment Company Act of 1940 (the “40 Act”), including The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., Dimensional Emerging Markets Value Fund, and Dimensional ETF Trust (together, the “Dimensional Investment Companies”). The Advisors believe that this Policy is reasonably designed to meet their goal of seeking to vote (or refrain from voting) proxies in a manner consistent with applicable legal standards and in the best interests of clients, as understood by the Advisors at the time of the vote.

Exhibit A to this Policy includes a summary of the Advisors’ current Proxy Voting Guidelines and will change from time to time (the “Guidelines”). The Investment Committee of Dimensional has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients. Therefore, an Advisor will usually instruct voting of proxies in accordance with the Guidelines.

The Guidelines provide a framework for analysis and decision making, but do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisors reserve the right to instruct votes counter to the Guidelines if, after a review of the matter, an Advisor believes that a client’s best interests would be served by such a vote. In such circumstance, the analysis will be documented in writing and periodically presented to the Investment Stewardship Committee. To the extent that the Guidelines do not cover potential voting issues, an Advisor may consider the spirit of the Guidelines and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of the client.

1

A client’s investment strategy can impact voting determinations. For example, the Advisors consider social issues when voting proxies for socially screened portfolios and accounts and consider environmental issues when voting proxies for sustainability screened portfolios and accounts. The Advisors may also take social or environmental issues into account when voting proxies for portfolios and accounts that do not have social or sustainability screens if the Advisors believe that doing so is in the best interest of the relevant client(s) and otherwise consistent with the Advisors’ duties, such as where material environmental or social risks may have economic ramifications for shareholders.

Proxy Advisory Firms

The Advisors have retained certain third-party proxy service providers (“Proxy Advisory Firms”) to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom the Advisors have proxy voting responsibility, and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisors retain third-party service providers for Proxy Voting Services, the Advisors remain responsible for proxy voting decisions. The Advisors have designed policies and procedures to oversee and evaluate the Proxy Advisory Firms, including with respect to the matters described below, which Proxy Advisory Firms have been engaged to provide services to support the Advisors’ voting in accordance with this Policy. In the event that the Guidelines are not implemented precisely as the Advisors intend because of the actions or omissions of any Proxy Advisory Firms, custodians or sub-custodians or other agents, or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisors as a breach of this Policy.

Prior to the selection of any new Proxy Advisory Firms and annually thereafter or more frequently if deemed necessary by Dimensional, the Investment Stewardship Committee will consider whether the Proxy Advisory Firm: (a) has the capacity and competency to adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide and (b) can make its recommendations in an impartial manner, in consideration of the best interests of the Advisors’ clients, and consistent with the Advisors’ voting policies. Such considerations may include, depending on the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide, the following:

(i)

periodic sampling of certain votes pre-populated by the Proxy Advisory Firm’s systems as well as votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by the Advisors are being followed;

(ii)

onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to the Advisors;

(iii)

a review of those aspects of the Proxy Advisory Firm’s policies, procedures, and methodologies for formulating voting recommendations that the Advisors consider material to the Proxy Voting Services provided to the Advisors, including: (a) those relating to the Proxy Advisory Firm’s efforts to identify, address and disclose actual or potential conflicts of interest, and (b) the Proxy Advisory Firm’s efforts to obtain current, accurate, and complete information in creating recommendations and research;

(iv)

a requirement that the Proxy Advisory Firm notify the Advisors if there is a substantive change in the Proxy Advisory Firm’s policies and procedures described in (iii) above or otherwise to its business practices;

(v)

a review of how and when the Proxy Advisory Firm engages with, and receives and incorporates input from, portfolio companies, the Proxy Advisory Firm’s clients and other third-party information sources;

(vi)	an assessment of how the Proxy Advisory Firm considers factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote;

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(vii)

in case of an error made by the Proxy Advisory Firm, a discussion of the error with the Proxy Advisory Firm and determination of whether appropriate corrective and preventive action is being taken; and

(viii)

an assessment of whether the Proxy Advisory Firm appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis and incorporates input from issuers and Proxy Advisory Firm clients in the update process.

In evaluating Proxy Advisory Firms, the Advisors may also consider the adequacy and quality of the Proxy Advisory Firm’s staffing, personnel, and/or technology.

Procedures for Voting Proxies

The Investment Committee at Dimensional is generally responsible for overseeing each Advisor’s proxy voting process. The Investment Committee has formed the Investment Stewardship Committee (previously known as the Corporate Governance Committee) composed of certain officers, directors and other personnel of the Advisors and has delegated to its members authority to (i) oversee the voting of proxies and the Proxy Advisory Firms, (ii) make determinations as to how to instruct the vote on certain specific proxies, (iii) verify ongoing compliance with this Policy, (iv) receive reports on the review of the Proxy Advisory Firms as described above, and (v) review this Policy from time to time and recommend changes to the Investment Committee. The Investment Stewardship Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to this Policy and may designate personnel of each Advisor to instruct the vote on proxies on behalf of an Advisor’s clients, such as authorized traders of the Advisors (collectively, “Authorized Persons”). The Investment Stewardship Committee may recommend changes to this Policy to seek to act in a manner consistent with the best interests of the clients.

Generally, the Advisors analyze relevant proxy materials on behalf of their clients and seek to instruct the vote (or refrain from voting) proxies in accordance with this Policy and the Guidelines. A client may direct an Advisor to vote for such client’s account differently than what would occur in applying the Policy and the Guidelines. An Advisor may also agree to follow a client’s individualized proxy voting guidelines or otherwise agree with a client on particular voting considerations.

Each Advisor seeks to vote (or refrain from voting) proxies for its clients in a manner that the Advisor determines is in the best interests of its clients and which seeks to maximize the value of the client’s investments. When voting (or electing to refrain from voting) proxies for clients subject to ERISA, each Advisor shall seek to consider those factors that may affect the value of the ERISA client’s investment and not subordinate the interests of the client’s participants and beneficiaries on their retirement income to unrelated objectives. In some cases, the Advisor may determine that it is in the best interests of clients to refrain from exercising the clients’ proxy voting rights. The Advisor may determine that voting is not in the best interests of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client. For securities on loan and when the Advisor or an affiliate of the Advisor has agreed to monitor the securities lending program of the client account, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is the Advisors’ belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by an Advisor recalling loaned securities for voting. Each Advisor does intend to recall securities on loan if, based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a client’s investment and that it is in the client’s best interests to do so.

In cases where an Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.

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The Advisors from time to time discuss governance matters with portfolio companies to represent client interests; however, the Advisors on behalf of their clients, regardless of such conversations, acquire securities solely for the purpose of investment and not with the purpose or intended effect of changing or influencing the control of any portfolio company. The Advisors do not intend to engage in shareholder activism with respect to a pending vote or matter that an Advisor reasonably expects to be the subject of a shareholder vote in the foreseeable future. If an issuer’s management, shareholders or proxy solicitors contact an Advisor with respect to a pending vote, a member of the Investment Stewardship Committee (or its delegee) may listen to such party and discuss this Policy with such party.

International Proxy Voting

While the Advisors utilize the Policy and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is usually relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

With respect to non-U.S. companies, however, it may be both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances and expected costs may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. The Advisors do not intend to vote proxies of non-U.S. companies if they determine that the expected costs of voting outweigh any anticipated economic benefit to the client of voting. The Advisors intend to make their determination on whether to vote proxies of non-U.S. companies on a client by client basis. In doing so, the Advisors evaluate market requirements and impediments for voting proxies of companies in each country. The Advisors periodically review voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect the Advisors’ determinations and procedures.1 In the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its client’s vote is reasonably likely to influence the ultimate outcome of the contest, and that the expected benefits to the client of voting the proxies exceed the expected costs, the Advisor will seek to make reasonable efforts to vote such proxies.

Conflicts of Interest

Occasions may arise where an Authorized Person, one or more members of the Investment Stewardship Committee, an Advisor, or an affiliated person of an Advisor has a potential conflict of interest in connection with the proxy voting process. A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy. Proxies that the Advisors receive on behalf of their clients generally will be voted in accordance with the predetermined Guidelines (or a client’s predetermined custom guidelines), and when proxies are voted consistently with such guidelines, the Advisors consider such votes not to be affected by any conflicts of interest.

In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to predetermined guidelines (or in cases for which the guidelines do not prescribe a particular vote and the proposed

[1]

If a client does not share with its Advisor information regarding the cost of voting proxies for certain non-US companies or in certain countries so that the Advisor can perform a cost benefit analysis, the Advisor will decide whether to vote proxies considering only the information on difficulties and costs that it has available.

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vote is contrary to the recommendation of the Proxy Advisory Firm primarily used by the Advisors to provide voting recommendations), and (ii) the Authorized Person or any member of the Investment Stewardship Committee believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Investment Stewardship Committee or, in the case of a member of the Investment Stewardship Committee who believes a potential conflict of interest exists, the member will disclose the conflict to the Investment Stewardship Committee. Such disclosure will describe the proposal to be voted upon and disclose any potential conflict of interest including but not limited to any potential personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.

If the Investment Stewardship Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to predetermined guidelines (or in the case where the guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of the Proxy Advisory Firm), the Investment Stewardship Committee member will bring the vote to the Investment Stewardship Committee, which will (a) determine how the vote should be cast, keeping in mind the principle of preserving shareholder value or (b) determine to abstain from voting, unless abstaining would be materially adverse to the client’s interest. To the extent the Investment Stewardship Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Dimensional Investment Company in the circumstances described in this paragraph, Dimensional will report annually on such determinations to the respective Board of Directors/Trustees of the Dimensional Investment Company. The Advisors will also consider, where appropriate, other disclosure to clients regarding potential conflicts of interest, dependent upon the agreement with the client.

Availability of Proxy Voting Information and Recordkeeping

Each Advisor will inform those clients for which it has voting authority how to obtain information from the Advisor about how it voted with respect to client securities. The Advisor will provide those clients with a summary of its proxy voting guidelines, process and policies and will inform the clients how they can obtain a copy of the complete Policy upon request. If an Advisor is registered under the Advisers Act, the Advisor will also include such information described in the preceding two sentences in Part 2A of its Form ADV.

Recordkeeping

The Advisors will also keep records of the following items: (i) their proxy voting guidelines, policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and an Advisor’s responses (whether a client’s request was oral or in writing); (v) any documents prepared by an Advisor that were material to making a decision how to vote, or that memorialized the basis for the decision; (vi) a record of any testing conducted on any Proxy Advisory Firm’s votes; and (vii) a copy of each version of the Proxy Advisory Firm’s policies and procedures provided to the Advisors. The Advisors will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was made on such records. For the first two years, each Advisor will store such records at one of its principal offices.

Disclosure

Dimensional shall disclose in the statements of additional information of the Dimensional Investment Companies a summary of procedures which Dimensional uses to determine how to vote proxies relating to portfolio securities of the Dimensional Investment Companies. The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and Dimensional, DFA Securities LLC (“DFAS”) or an affiliate of Dimensional or DFAS.

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The semi-annual reports of the Dimensional Investment Companies shall indicate that the procedures are available: (i) by calling Dimensional collect; or (ii) on the SEC’s website. If a request for the procedures is received, the requested description must be sent within three business days by a prompt method of delivery.

Dimensional, on behalf of each Dimensional Investment Company it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX.

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Exhibit A

Proxy Voting Guidelines

General Approach to Corporate Governance and Proxy Voting

When voting proxies, Dimensional2 seeks to act in the best interests of the funds and accounts we manage. We seek to maximize shareholder value subject to the standards of the relevant legal and regulatory regimes, listing requirements, regional stewardship codes, and any particular investment or voting guidelines of specific funds or accounts. Dimensional will evaluate management and shareholder proposals on a case-by-case basis, in the circumstances explained below.

We expect the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.

This document outlines Dimensional’s global approach to key proxy voting issues and highlights particular considerations in specific markets.

Global Evaluation Framework

Uncontested Director Elections

Dimensional may vote against individual directors, committee members, or the full board of a portfolio company in the following situations:

1. There are problematic audit-related practices;

2. There are problematic compensation practices or persistent pay for performance misalignment;

3. There are problematic anti-takeover provisions;

4. There have been material failures of governance, risk oversight, or fiduciary responsibilities;

5. The board has failed to adequately respond to shareholder concerns;

6. The board has demonstrated a lack of accountability to shareholders;

7. There is an ineffective board refreshment process3;

If a director is a member of multiple boards of various portfolio companies, and one of those boards has one of the issues listed in 1-7 above, Dimensional may vote against that director with respect to the board of the portfolio company with the issue as well as any other portfolio company boards.

Dimensional also considers the following when voting on directors of portfolio companies:

1. Board independence;

2. Director attendance;

3. Director capacity to serve;

4. Board composition.

[2]	“Dimensional” refers to any of Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., DFA Australia Limited, Dimensional Fund Advisors Pte. Ltd. or Dimensional Japan Ltd.
[3]

As used in these guidelines “board refreshment process” means the method for reviewing and establishing the composition of the board of the portfolio company (e.g., assessments or self-evaluation, succession planning, approach for searches for board members, criteria for qualification of board members).

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Board Refreshment

An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria.

In evaluating a portfolio company’s refreshment process, Dimensional may consider, among other information:

•	Whether the company’s board assessment process meets market best practices in terms of objectiveness, rigor, disclosure, and other criteria;
•	Whether the company has any mechanisms to encourage board refreshment; and
•	Whether the company has board entrenchment devices, such as a classified board or plurality vote standard.

An additional consideration that may lead Dimensional to scrutinize the effectiveness of a portfolio company’s board refreshment process is a lack of gender diversity on the board. In jurisdictions where gender representation on a board is not mandated by law, Dimensional may consider whether a portfolio company seeks to follow market best practices as the portfolio company nominates new directors and assesses the performance of existing directors that have the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

Bundled/Slate Director Elections

Dimensional generally opposes bundled director elections at portfolio companies; however, in markets where individual director elections are not an established practice, bundled elections are acceptable as long as the full list of candidates is disclosed in a timely manner.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, we consider the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, and the incumbent board’s history of responsiveness to shareholders.

Auditors

Dimensional will typically support the ratification of auditors unless there are concerns with the auditor’s independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.

Anti-Takeover Provisions

We believe that the market for corporate control, which often results in acquisitions which generally increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as shareholder rights plans (poison pills) can lead to entrenchment of management and reduced accountability at the board level.

Related-Party Transactions

Related-party transactions have played a significant role in several high-profile corporate scandals and failures. We believe related-party transactions should be minimized. When such transactions are determined to be fair to the portfolio company and its shareholders in accordance with the company’s policies and governing law, they should be thoroughly disclosed in public filings.

Amendments to Articles of Association/Incorporation

Dimensional expects the details of proposed amendments to articles of association or incorporation, or similar portfolio company documents, to be clearly disclosed. Dimensional will typically support such amendments that are routine in nature or are required or prompted by regulatory changes. Dimensional may vote against amendments that negatively impact shareholder rights or diminish board oversight.

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Equity Plans

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Executive Remuneration

Dimensional supports remuneration for executives that is clearly linked to the portfolio company’s performance. Remuneration should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders. To the extent that remuneration is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such remuneration. Additionally, Dimensional expects portfolio companies to strive to follow local market practices with regards to the specific elements of remuneration and the overall structure of the remuneration plan.

Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive remuneration plan closely, taking into account the quantum of pay, company performance, and the structure of the plan.

Director Remuneration

Dimensional will generally support director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Mergers & Acquisitions (M&A)

Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that we believe market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Capitalization

Dimensional will vote case-by-case on proposals related to portfolio company share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.

Dimensional opposes the creation of share structures that provide for unequal voting rights and will generally vote against proposals to create or continue such structures.

Shareholder Proposals

Dimensional’s goal when voting on shareholder proposals to portfolio companies is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

When evaluating shareholder proposals, Dimensional will consider the portfolio company’s current handling of the issue (both on an absolute basis and relative to market practices), the company’s compliance with regulatory requirements, the potential cost to the company of implementing the proposal, and whether the issue is better addressed through legal or regulatory action.

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Voting Guidelines for Environmental and Social Issues

Dimensional believes that portfolio company boards are responsible for addressing material environmental & social (E&S) issues within their duties. If a portfolio company is unresponsive to material E&S risks which may have economic ramifications for shareholders, Dimensional may vote against directors individually, committee members, or the entire board. We may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics.

Dimensional evaluates shareholder proposals on environmental or social issues consistent with its general approach to shareholder proposals, paying particular attention to the portfolio company’s current handling of the issue, current disclosures, the financial materiality of the issue, market practices, and regulatory requirements. Dimensional may vote for proposals requesting disclosure of specific environmental and social data, such as information about board oversight, risk management policies and procedures, or performance against a specific metric, if we believe that the portfolio company’s current disclosure is inadequate to allow shareholders to effectively assess the portfolio company’s handling of a material issue.

Evaluating Disclosure of Material Environmental or Social Risks

Dimensional generally believes that information about the oversight and mitigation of material environmental or social risks should be disclosed by portfolio companies. Dimensional generally expects the disclosure regarding oversight and mitigation to include:

•	A description of material risks.
•	A description of the process for identifying and prioritizing such risks and how frequently it occurs.
•	The policies and procedures governing the handling of each material risk.
•	A description of the management-level roles/groups involved in oversight and mitigation of each material risk.
•	A description of the metrics used to assess the effectiveness of mitigating each material risk, and the frequency at which performance against these metrics is assessed.
•	A description of how the board is informed of material risks and the progress against relevant metrics.

In certain instances where Dimensional determines that disclosure by a portfolio company is insufficient for a shareholder to be able to adequately assess the relevant risks facing a portfolio company, Dimensional may, on a case-by-case basis, vote against individual directors, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such proposals.

Proxy Voting Principles for the United States

Director Elections:

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. We expect portfolio company boards to be majority independent and key committees to be fully independent.

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Dimensional may vote against or withhold votes from individual directors, committee members, or the full board of a portfolio company in the following situations:

1. Problematic audit-related practices;

2. Problematic compensation practices or persistent pay for performance misalignment;

3. Problematic anti-takeover provisions;

4. Material failures of governance, risk oversight, or fiduciary responsibilities;

5. Failure to adequately respond to shareholder concerns;

6. Lack of accountability to shareholders;

7. There is an ineffective board refreshment process.

If a director is a member of multiple boards of various portfolio companies, and one of those boards has one of the issues above, Dimensional may vote against or withhold votes from that director with respect to the board of the portfolio company with the issue as well as any other portfolio company boards.

Dimensional also considers the following when voting on directors at portfolio companies:

1. Director attendance—Board members should attend at least 75% of meetings.

2. Director commitments—Board members should ensure that they have the capacity to fulfill the requirements of each board membership.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, we consider the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, the incumbent board’s history of responsiveness to shareholders, and the market’s reaction to the contest.

Board Structure and Composition:

Board Refreshment

An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria.

Dimensional believes it is the responsibility of a portfolio company’s Nominating Committee to ensure that the company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.

That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy. Lack of healthy turnover on the board of a portfolio company or lack of observable diversity on a portfolio company board may lead Dimensional to scrutinize the rigor of a portfolio company’s board refreshment process.

CEO/Chair

Dimensional believes that the portfolio company boards are responsible for determining whether the separation of roles is appropriate and adequately protects the interests of shareholders.

At portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.

Recent environmental, social, and governance controversies resulting from inadequate board oversight may be taken into account when voting on shareholder proposals seeking the separation of the roles of CEO and Chair at a portfolio company.

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Board Size

Dimensional believes that portfolio company boards are responsible for determining an appropriate size of the Board of Directors. However, Dimensional will generally oppose proposals to alter board structure or size in the context of a fight for control of the portfolio company or the board.

Governance Practices:

Classified Boards

Dimensional believes that shareholders should be given the right to vote on the entire slate of directors at a portfolio company on an annual basis. Therefore, we encourage portfolio company boards to conduct annual elections for all sitting directors.

Dimensional will generally support proposals to declassify existing boards at portfolio companies and will generally oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a classified board without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt classified boards prior to or in connection with an IPO.

Dual Classes of Stock

Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.

Dimensional opposes the creation of dual-class share structures with unequal voting rights at portfolio companies and will generally vote against proposals to create or continue dual-class capital structures.

Dimensional will generally vote against or withhold votes from directors at portfolio companies that adopt a dual-class structure without shareholder approval after the company’s IPO. Votes against or withheld votes from directors for implementation of a dual-class structure prior to or in connection with an IPO will be considered on a case-by-case basis.

Supermajority Vote Requirements

Dimensional believes that the affirmative vote of a majority of shareholders of a portfolio company should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will generally vote against proposals seeking to implement a supermajority vote requirement and for shareholder proposals seeking the adoption of a majority vote standard.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a supermajority vote requirement without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt supermajority vote requirements prior to or in connection with an IPO.

Shareholder Rights Plans (Poison Pills)

Dimensional generally opposes poison pills. As a result, we may vote against the adoption of a pill and all directors at a portfolio company that put a pill in place without first obtaining shareholder approval. Votes against (or withheld votes from) directors may extend beyond the portfolio company that adopted the pill, to all boards the directors serve on. In considering a poison pill for approval, we may take into account the existence of ‘qualified offer’ and other shareholder-friendly provisions.

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For pills designed to protect net operating losses, we may take into consideration a variety of factors, including but not limited to the size of the available operating losses and the likelihood that they will be utilized to offset gains.

Cumulative Voting

Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.

Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.

Majority Voting

For the election of directors, portfolio companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.

Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections at portfolio companies. The majority vote standard should be accompanied by a director resignation policy to address failed elections.

To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.

Right to Call Meetings and Act by Written Consent

Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.

Proxy Access

Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board. Dimensional will typically vote against proposals that are more restrictive than these guidelines.

Amend Bylaws/Charters

Dimensional believes that shareholders should have the right to amend a portfolio company’s bylaws. Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that place substantial restrictions on shareholders’ ability to amend bylaws through excessive ownership requirements for submitting proposals or restrictions on the types of issues that can be amended.

Exclusive Forum

Dimensional is generally supportive of management proposals at portfolio companies to adopt an exclusive forum for shareholder litigation.

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Auditors

Dimensional will typically support the ratification of auditors unless there are concerns with the auditor’s independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

In addition to voting against the ratification of the auditors, Dimensional may also vote against or withhold votes from Audit Committee members at portfolio companies in instances of fraud, material weakness, or significant financial restatements.

Executive and Director Compensation:

Stock-Based Compensation Plans

Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and company employees with those of shareholders.

Dimensional will evaluate equity compensation plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Dimensional will typically vote against plans that have features that have a negative impact on shareholders of portfolio companies. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, evergreen provisions, and the ability to reprice shares without shareholder approval.

Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment at the portfolio company.

Employee Stock Purchase Plans

Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.

Supplemental Executive Retirement Plans

Dimensional will generally support shareholder proposals that ask the portfolio company to put to shareholder vote extraordinary benefits such as credit for years of service not actually worked, preferential benefit formulas, or accelerated vesting of pension benefits contained in supplemental executive retirement plan (SERP).

Advisory Votes on Executive Compensation (Say on Pay)

Dimensional supports reasonable compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, company performance, and the structure of the plan.

Certain practices, such as:

•	multi-year guaranteed bonuses
•	excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)
•

single, or the same, metrics used for both short-term and long-term executive compensation plans may encourage excessive risk-taking by executives at portfolio companies and are generally opposed by Dimensional.

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At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the company’s responsiveness to shareholders’ concerns and may vote against or withhold votes from members of the compensation committee if these concerns have not been addressed.

Frequency of Say on Pay

Executive compensation in the United States is typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).

Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to portfolio company performance. This is particularly important in situations where a company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.

If there are serious concerns about a portfolio company’s compensation plan in a year where the plan is not on the ballot, Dimensional may vote against or withhold votes from members of the Compensation Committee.

Clawback Provisions

Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives at portfolio companies.

Executive Severance Agreements (Golden Parachutes)

Dimensional analyzes golden parachute proposals on a case-by-case basis.

Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.

Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).

Compensation of Directors

Dimensional will support director compensation at a portfolio company that is reasonable in both size and composition relative to industry and market norms.

Corporate Actions:

Mergers and Acquisitions (M&A)

Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that we believe market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Reincorporation

Dimensional will evaluate reincorporation proposals on a case-by-case basis.

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Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights at the portfolio company.

Capitalization:

Increase Authorized Shares

Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock of a portfolio company, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.

Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.

Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.

Blank Check Preferred Stock

Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers at portfolio companies.

To mitigate concerns regarding what we believe is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.

Share Repurchases

Dimensional will generally support open-market share repurchase plans that allow all shareholders to participate on equal terms. Portfolio companies that use metrics such as earnings per share (EPS) in their executive compensation plans should ensure that the impact of such repurchases are taken into account when determining payouts.

Shareholder Proposals:

Dimensional’s goal when voting on shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

When evaluating shareholder proposals, Dimensional will consider the portfolio company’s current handling of the issue (both on an absolute basis and relative to market practices), the company’s compliance with regulatory requirements, the potential cost to the company of implementing the proposal, and whether the issue is better addressed through legal or regulatory action.

In instances where a shareholder proposal is excluded from the meeting agenda but the SEC has declined to state a view on whether such proposal should be excluded, or when the SEC has verbally permitted a portfolio company to exclude a shareholder proposal but there is no written record provided by the SEC about such determination, we expect the portfolio company to provide shareholders with substantive disclosure concerning this exclusion and/or no-action relief. If substantive disclosure is lacking, Dimensional may vote against or withhold votes from certain directors on a case-by-case basis.

Director Election Guidelines for Europe, the Middle East, and Africa (EMEA)

Dimensional will leverage its global framework when evaluating EMEA portfolio companies, but will apply the following market-specific considerations when voting on directors.

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When voting on the election of directors of portfolio companies, Dimensional applies the following standards across EMEA unless otherwise specified below:

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Portfolio company boards should be majority independent (excluding shareholder or employee representatives as provided by law); however, lower levels of board independence may be acceptable at controlled companies provided at least one-third of the board is independent.

•	A majority of audit committee members (excluding shareholder or employee representatives as provided by law) should be independent; the committee overall should be at least one-third independent.
•	Executives should generally not serve on audit and remuneration committees.
•	Board terms generally should not exceed four years.
•	Directors should generally not serve on the boards of more than five publicly traded companies.
•	Dimensional generally expects executive directors to avoid serving in leadership roles (e.g. board chair) on outside boards.

United Kingdom

Dimensional expects portfolio companies to follow the requirements of the UK Corporate Governance Code with regards to board and committee composition.

France

Dimensional prefers the role of chairman and CEO of a portfolio company to be separated; however, Dimensional may support a combined role if the board has a lead independent director with specific responsibilities, including the setting of meeting agendas.

Dimensional will typically vote against the election of censors, but may consider providing support if the censor is to serve on an interim basis.

Dimensional may vote against directors of a portfolio company if such company’s bylaws do not currently prohibit loyalty shares and there has been no commitment to put such structures to a vote.

Germany

Absent exceptional circumstances, Dimensional expects the role of chairman and CEO of a portfolio company to be separated and will generally vote against the election of a director to serve in a combined role. Dimensional will generally also vote against the appointment of a former CEO as Chairman.

Dimensional will typically vote against directors of a portfolio company whose board term exceeds five years.

Greece

Dimensional expects all portfolio company boards to be at least one-third independent.

Italy

At portfolio companies electing directors through the voto di lista system, Dimensional expects that names of candidates to be disclosed in a timely manner.

Portugal

Dimensional expects all portfolio company boards to be at least one-third independent.

Switzerland

Dimensional expects the remuneration committee of a portfolio company to be majority independent and may vote against the election of non-independent directors if their election would result in a less than majority independent board.

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Dimensional expects the role of chairman and CEO of a portfolio company to be separated and will generally vote against the election of a director to serve in a combined role.

South Africa

Dimensional expects portfolio companies to follow the recommendations of the King Report On Corporate Governance (King Code IV) with regards to board and committee composition.

Turkey

Dimensional expects the board of directors of a portfolio company to be at least one-third independent; at minimum two directors should be independent.

Dimensional expects the board of a portfolio company to establish an independent audit committee.

Dimensional expects the board of a portfolio company to establish a board committee with responsibility for compensation and nominating matters. This committee should be chaired by an independent director.

Proxy Voting Principles for Australia

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. We expect portfolio company boards to be majority independent.

Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will generally vote against executive directors of the portfolio company, other than the CEO, who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.

CEO/Chair

If a portfolio company’s board chair is not independent, the board should have a lead independent director with specific responsibilities, including the setting of meeting agendas. Dimensional may vote against executive board chairs if such measures are absent.

Auditors

Australian law does not require the annual ratification of auditors; therefore, concerns with a portfolio company’s audit practices will be reflected in votes against members of the audit committee.

Dimensional may vote against audit committee members at a portfolio company if there are concerns with the auditor’s independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.

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Share Issuances

Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.

When voting on approval of prior share distributions, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1.

Share Repurchase

Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the portfolio company’s history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third parties.

Dimensional may vote against portfolio company plans that do not include limitations on the company’s ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.

Constitution Amendments

Dimensional will evaluate requests for amendments to a portfolio company’s constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.

Non-Executive Director Compensation

Dimensional will support non-executive director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Dimensional will generally vote against components of non-executive director remuneration that are likely to impair a director’s independence, such as options or performance-based remuneration.

Equity Plans

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.

Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.

Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.

Proxy Voting Principles for Japan

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

At portfolio companies with a three-committee structure, Dimensional expects at least one third of the board to be outsiders. Ideally, the board should be majority independent. At portfolio companies with a three-committee

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structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with an audit committee structure, Dimensional expects at least one third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent. At portfolio companies with an audit committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with a statutory auditor structure, Dimensional expects the board to include at least two outside directors. At portfolio companies with a statutory auditor structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

Statutory Auditors

Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.

When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.

Director and Statutory Auditor Compensation

Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.

When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase. Dimensional will generally support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will generally not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will generally support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.

Dimensional will generally vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Equity Based Compensation

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.

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Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans does not exceed 5 percent for mature companies or 10 percent for growth companies.

Dimensional will generally vote against stock plans if upper limit of options that can be issued per year is not disclosed.

For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.

Capital Allocation

Dimensional will typically support well-justified dividend payouts that do not negatively impact the portfolio company’s overall financial health.

Share Repurchase

Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the company’s balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.

Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.

For repurchases of more than 10 percent of issue share capital, Dimensional expects the company to provide a robust explanation for the request.

Shareholder Rights Plans (Poison Pills)

We believe the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.

Indemnification and Limitations on Liability

Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.

Limit Legal Liability of External Auditors

Dimensional generally opposes limitations on the liability of external auditors.

Increase in Authorized Capital

Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the portfolio company with less than 30 percent of the proposed authorized capital outstanding.

For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.

Dimensional will generally not support requests for increases that will be used as an anti-takeover device.

Expansion of Business Activities

For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the company’s articles to expand the company’s business activities.

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Eaton Vance Management

EATON VANCE MANAGEMENT

BOSTON MANAGEMENT AND RESEARCH

EATON VANCE INVESTMENT COUNSEL

EATON VANCE MANAGEMENT (INTERNATIONAL) LIMITED

EATON VANCE ADVISERS INTERNATIONAL LTD.

PROXY VOTING POLICIES AND PROCEDURES

I.	Introduction

Eaton Vance Management, Boston Management and Research, Eaton Vance Investment Counsel, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd. and Eaton Vance Trust Company (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and, to the extent applicable, Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation. These proxy policies and procedures are intended to reflect current requirements applicable to investment advisers registered with the U.S. Securities and Exchange Commission (“SEC”). These procedures may change from time to time.

II.	Overview

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser has established guidelines (“Guidelines”) as described below and generally will utilize such Guidelines in voting proxies on behalf of its clients. The Guidelines are largely based on those developed by the Agent (defined below) but also reflect input from the Global Proxy Group (defined below) and other Adviser investment professionals and are believed to be consistent with the views of the Adviser on the various types of proxy proposals. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders. The Guidelines provide a framework for analysis and decision making but do not address all potential issues.

Except as noted below, each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with the Guidelines in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Where applicable, proxies will be voted in accordance with client-specific guidelines or, in the case of an Eaton Vance Fund that is sub-advised, pursuant to the sub-adviser’s proxy voting policies and procedures. Although an Adviser retains the services of the Agent for research and voting recommendations, the Adviser remains responsible for proxy voting decisions.

III.	Roles and Responsibilities

A.	Proxy Administrator

The Proxy Administrator and/or her designee coordinate the consideration of proxies referred back to the Adviser by the Agent, and otherwise administers these Procedures. In the Proxy Administrator’s absence, another employee of the Adviser may perform the Proxy Administrator’s responsibilities as deemed appropriate by the Global Proxy Group. The Proxy Administrator also may designate another employee to perform certain of the Proxy Administrator’s duties hereunder, subject to the oversight of the Proxy Administrator.

B.	Agent

The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. Each Adviser shall instruct the custodian for its clients to deliver proxy ballots and related materials to the Agent. The Agent shall vote and/or refer all proxies in accordance with the Guidelines. The Agent shall retain a record of all proxy votes handled by the Agent. With respect to each Eaton Vance Fund memorialized therein, such record must reflect all of the information required to be disclosed in the Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940, to the extent applicable. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified. The Advisers are responsible for the ongoing oversight of the Agent as contemplated by SEC Staff Legal Bulletin No. 20 (June 30, 2014) and interpretive guidance issued by the SEC in August 2019 regarding proxy voting responsibilities of investment advisers (Release Nos. IA-5325 and IC-33605). Such oversight currently may include one or more of the following and may change from time to time:

•	periodic review of Agent’s proxy voting platform and reporting capabilities (including recordkeeping);

•	periodic review of a sample of ballots for accuracy and correct application of the Guidelines;

•	periodic meetings with Agent’s client services team;

•	periodic in-person and/or web-based due diligence meetings;

•	receipt and review of annual certifications received from the Agent;

•	annual review of due diligence materials provided by the Agent, including review of procedures and practices regarding potential conflicts of interests;

•	periodic review of relevant changes to Agent’s business; and/or

•

periodic review of the following to the extent not included in due diligence materials provided by the Agent: (i) Agent’s staffing, personnel and/or technology; (ii) Agent’s process for seeking timely input from issuers (e.g., with respect to proxy voting policies, methodologies and peer group construction); (iii) Agent’s process for use of third-party information; (iv) the Agent’s policies and procedures for obtaining current and accurate information relevant to matters in its research and on which it makes voting recommendations, and (v) Agent’s business continuity program( “BCP”) and any service/operational issues experienced due to the enacting of Agent’s BCP.

C.	Global Proxy Group

The Adviser shall establish a Global Proxy Group which is responsible for establishing the Guidelines (described below) and reviewing such Guidelines at least annually. The Global Proxy Group shall also review recommendations to vote proxies in a manner that is contrary to the Guidelines and when the proxy relates to a conflicted company of the Adviser or the Agent as described below.

The members of the Global Proxy Group shall include the Chief Equity Investment Officer of Eaton Vance Management (“EVM”) and selected members of the Equity Departments of EVM and Eaton Vance

Advisers International Ltd. (“EVAIL”) and EVM’s Global Income Department. The Proxy Administrator is not a voting member of the Global Proxy Group. Members of the Global Proxy Group may be changed from time to time at the Advisers’ discretion. Matters that require the approval of the Global Proxy Group may be acted upon by its member(s) available to consider the matter.

IV.	Proxy Voting

A.	The Guidelines

The Global Proxy Group shall establish recommendations for the manner in which proxy proposals shall be voted (the “Guidelines”). The Guidelines shall identify when ballots for specific types of proxy proposals shall be voted(1) or referred to the Adviser. The Guidelines shall address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and other proposals affecting shareholder rights. In determining the Guidelines, the Global Proxy Group considers the recommendations of the Agent as well as input from the Advisers’ portfolio managers and analysts and/or other internally developed or third party research.

The Global Proxy Group shall review the Guidelines at least annually and, in connection with proxies to be voted on behalf of the Eaton Vance Funds, the Adviser will submit amendments to the Guidelines to the Fund Boards each year for approval.

With respect to the types of proxy proposals listed below, the Guidelines will generally provide as follows:

1.	Proposals Regarding Mergers and Corporate Restructurings/Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator and/or her designee for all proposals relating to Mergers and Corporate Restructurings.

2.	Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

3.	Proposals Regarding Proxy Contests

The Agent shall be directed to refer contested proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator and/or her designee.

4.	Social and Environmental Issues

The Advisers will vote social and environmental proposals on a “case-by-case” basis taking into consideration industry best practices and existing management policies and practices.

Interpretation and application of the Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer or the Adviser may be or become subject. The Guidelines generally relate to the types of proposals that are most frequently presented in proxy statements to shareholders. In certain circumstances, an Adviser may determine to vote contrary to the Guidelines subject to the voting procedures set forth below.

(1)	The Guidelines will prescribe how a proposal shall be voted or provide factors to be considered on a case-by-case basis by the Agent in recommending a vote pursuant to the Guidelines.

B.	Voting Procedures

Except as noted in Section V below, the Proxy Administrator and/or her designee shall instruct the Agent to vote proxies as follows:

1.	Vote in Accordance with Guidelines

If the Guidelines prescribe the manner in which the proxy is to be voted, the Agent shall vote in accordance with the Guidelines, which for certain types of proposals, are recommendations of the Agent made on a case-by-case basis.

2.	Seek Guidance for a Referred Item or a Proposal for which there is No Guideline

If (i) the Guidelines state that the proxy shall be referred to the Adviser to determine the manner in which it should be voted or (ii) a proxy is received for a proposal for which there is no Guideline, the Proxy Administrator and/or her designee shall consult with the analyst(s) covering the company subject to the proxy proposal and shall instruct the Agent to vote in accordance with the determination of the analyst. The Proxy Administrator and/or her designee will maintain a record of all proxy proposals that are referred by the Agent, as well as all applicable recommendations, analysis and research received and the resolution of the matter. Where more than one analyst covers a particular company and the recommendations of such analysts for voting a proposal subject to this Section IV.B.2 conflict, the Global Proxy Group shall review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for clients (including Funds).

3.	Votes Contrary to the Guidelines or Where Agent is Conflicted

In the event an analyst with respect to companies within his or her coverage area may recommend a vote contrary to the Guidelines, the Proxy Administrator and/or her designee will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including a description of the basis for the analyst’s recommendation via email and the Proxy Administrator and/or designee will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. Should the vote by the Global Proxy Group concerning one or more recommendations result in a tie, EVM’s Chief Equity Investment Officer will determine the manner in which the proxy will be voted. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast on behalf of the Eaton Vance Funds contrary to the Guidelines, and shall do so quarterly. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy as described in Section VI.B.

4.	Do Not Cast a Vote

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast. In addition, the Advisers may determine not to vote (i) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant (e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence); (ii) if the cost of voting a proxy outweighs the benefits (e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security); or (iii) in markets in which shareholders’ rights are limited, and (iv) the Adviser is unable to access or access timely ballots or other proxy information. Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for herein.

C.	Securities on Loan

When a fund client participates in the lending of its securities and the securities are on loan at the record date for a shareholder meeting, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the Adviser will make reasonable efforts to terminate the loan in time to be able to cast such vote or exercise such consent. The Adviser shall instruct the fund’s security lending agent to refrain from lending the full position of any security held by a fund to ensure that the Adviser receives notice of proxy proposals impacting the loaned security.

V.	Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

•	A copy of the Advisers’ proxy voting policies and procedures;

•	Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;

•	A record of each vote cast;

•	A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

•	Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

Notwithstanding anything contained in this Section V, Eaton Vance Trust Company shall maintain records relating to the proxies it votes on behalf of its clients in accordance with laws and regulations applicable to it and its activities. In addition, EVAIL shall maintain records relating to the proxies it votes on behalf of its clients in accordance with UK law.

VI.	Assessment of Agent and Identification and Resolution of Conflicts with Clients

A.	Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

B.	Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

•

Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

•	A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

•

The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group.

•

If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Global Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

•

If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will then determine if a material conflict of interest exists between the relevant Adviser and its clients (in consultation with the Legal and Compliance Department if needed). If the Global Proxy Group determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

•	The client, in the case of an individual, corporate, institutional or benefit plan client;

•

In the case of a Fund, its board of directors, any committee, sub-committee or group of Independent Trustees (as long as such committee, sub-committee or group contains at least two or more Independent Trustees); or

•	The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Global Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Global Proxy Group.

Franklin Advisers, Inc.

RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES

Franklin Advisers, Inc. (hereinafter the “Investment Manager”) has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.

The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence.

In certain circumstances, Advisory Clients are permitted to direct their votes in a solicitation pursuant to the Investment Management Agreement. An Advisory Client that wishes to direct its vote shall give reasonable prior written notice to the Investment Manager indicating such intention and provide written instructions directing the Investment Manager or the Proxy Group to vote regarding the solicitation. Where such prior written notice is received, the Proxy Group will vote proxies in accordance with such written notification received from the Advisory Client.

The Investment Manager has adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are

*

Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”)

substantially similar to those of its affiliated investment managers. The Investment Manager may also delegate proxy voting responsibility to a Non-Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged an unaffiliated Subadviser to manage all or a portion of the assets).

HOW THE INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon the Investment Manager’s instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although analyses provided by ISS, Glass Lewis, and/or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of the Investment Manager’s ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. For most proxy proposals, the Investment Manager’s evaluation will result in the same position being taken for all Advisory Clients. In some cases, however, the evaluation may result in an individual Advisory Client or Investment Manager voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio, whether the Investment Manager has adopted a custom voting policy, and other factors.

For certain account types, the Investment Manager may review the ISS and Glass Lewis Proxy Voting Guidelines and determine, consistent with the best interest of its clients, to instruct the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis:

•	certain separate accounts; and

•	funds (or a portion thereof) that follow a smart beta strategy, are passively managed to track a particular securities index, or employ a quantitative strategy.

Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to mitigate conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client[1] of the Investment Manager or its affiliates;

[1]

For purposes of this section, a “client” does not include underlying investors in a collective investment trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by the Investment Manager or its affiliates will be considered a “client.”

2.	The issuer is a vendor whose products or services are material or significant to the business of the Investment Manager or its affiliates;[2]

3.

The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by the Investment Manager or its affiliates (e.g., a broker, dealer or bank);[3]

4.	The issuer is a significant executing broker dealer;[4]

5.	An Access Person[5] of the Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.

A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[6] of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. A quorum can be reached by a majority of members, or a majority of non-recused members. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.

[2]	The top 50 vendors will be considered to present a potential conflict of interest.
[3]

The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest including insurance companies that have entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust.

[4]	The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.
[5]	“Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
[6]

The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting or pass-through voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all other holders of the fund’s shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the Investment Manager will vote in accordance with the recommendation of such investment company’s board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund’s governing documents or applicable law, the Investment Manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In “pass-through voting,” a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund’s proposals. If a Franklin Templeton investment company becomes a holder of more than 25% of the shares on a non-affiliated fund, as a result of a decrease in the outstanding shares of the non-affiliated fund, then the Investment Manager will vote the shares in the same proportion as the vote of all other holders of the non-affiliated fund.

In addition, with respect to an open-ended collective investment scheme formed as a Société d’Investissement à capital variable (SICAV), in accordance with Luxembourg law, if one sub-fund (the “Acquirer”) has invested in another sub-fund of the SICAV (the “Target”), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer. Similarly, in accordance with Canadian law, Canadian mutual funds that are invested in another proprietary mutual fund are prohibited from voting the units of the underlying fund.

Weight Given Management Recommendations

One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with Issuers

The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

The Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, the Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis. The Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise, nor can the Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and the Investment Manager devotes significant time and resources to monitor these changes.

THE INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

The Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Investment Manager’s organization, including portfolio management, legal counsel, and the Investment Manager’s officers. Potential changes to the proxy voting policies are considered on an annual basis, and the Board of Directors of Franklin Templeton’s U.S.-registered investment companies will approve the proxy voting policies and procedures annually.

The following guidelines reflect what the Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight. The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. The Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of Auditors: The Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, The Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The Investment Manager believes that executive compensation should be directly linked to the performance of the company. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose “golden parachutes” that are considered excessive. The Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

The Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues: The Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, the Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. The Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. The Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. The Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: The Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and Social Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies,” found at Responsible Investing, describes the Investment Manager’s approach to consideration of environmental, social and governance issues within the Investment Manager’s processes and ownership practices.

Shareholder Proposals: The Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

In the Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues.

The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance Matters: The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy Access: In cases where the Investment Manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the Investment Manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global Corporate Governance: The Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to the Investment Manager’s proxy voting decisions for international investments. However, the Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records as may be required by relevant rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the Investment Manager’s intended vote is not correctly submitted; (ix) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

Even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager’s proxy policy:

1.

The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3.

The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward (or otherwise make available) this information to the appropriate research analyst for review and voting instructions.

4.

In determining how to vote, the Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.

5.

The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

6.

After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.

The Proxy Group will make every effort to submit the Investment Manager’s vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8.

With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.

9.

The Proxy Group prepares reports for each separate account client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.

If the Franklin Templeton Services, LLC Global Trade Services learns of a vote that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the lending agent in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11.

The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group may instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

12.

The Proxy Group, in conjunction with legal staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each U.S.-registered fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC. The Proxy Group will work with legal staff in other jurisdictions, as needed, to help support required proxy voting disclosure in such markets.

13.

The Proxy Group, in conjunction with legal staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients’ disclosure documents.

14.	The Proxy Group is subject to periodic review by Internal Audit and compliance groups.

15.	The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.

16.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

17.

The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.

18.

The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

19.	At least annually, the Proxy Group will verify that:

a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;
c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained in either hard copy or electronic format for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. For proprietary Australian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleon.com.au no later than September 30 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.

The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.

Frontier Capital Management Company, LLC

FRONTIER CAPITAL MANAGEMENT COMPANY, LLC

PROXY VOTING STATEMENT AND GUIDELINES

As an investment adviser and fiduciary of client assets, Frontier utilizes proxy voting policies and procedures intended to pursue its clients’ best interest by protecting the value of clients’ investments. Frontier recognizes that proxies have an economic value. In voting proxies, we seek to both maximize the long-term value of our clients’ assets and to cast votes that we believe to be fair and in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. These written proxy policies and procedures are designed to reasonably ensure that Frontier votes proxies in the best interest of clients for whom Frontier has voting authority.

Frontier’s authority to vote proxies does not extend to taking any legal action with regard to class action suits relating to securities purchased by Frontier for its clients. Frontier provides instructions to custodians and brokers regarding tender offers and rights offerings for securities in client accounts. However, Frontier does not provide legal advice to clients and, accordingly, does not determine whether a client should join, opt out of or otherwise submit a claim with respect to any legal proceedings, including bankruptcies or class actions, involving securities held or previously held by the client. Frontier generally does not have authority to submit claims or elections on behalf of clients in legal proceedings. Should a client, however, wish to retain legal counsel and/or take action regarding any class action suit proceeding, Frontier will provide the client or the client’s legal counsel with information that may be needed upon the client’s reasonable request.

Arrangements with Outside Firms

Frontier has contracted with a third-party vendor (the “proxy vendor”) to provide vote recommendations according to a set of pre-determined proxy voting policy guidelines. Frontier has also contracted with the proxy vendor to act as agent for the proxy voting process and to maintain records on proxy voting for our clients. The vendor has represented to Frontier that it uses its best efforts to ensure that its proxy voting recommendations are in accordance with these policies as well as relevant requirements of the ERISA and the U.S. Department of Labor’s interpretations thereof.

There may be occasional circumstances in which Frontier exercises its voting discretion to deviate from the proxy vendor’s recommendation. Frontier’s action in these cases is described in the Conflicts of Interest section of these policies and procedures.

Proxy Voting Committee

Frontier has a Proxy Voting Committee (the “Committee”) that is responsible for deciding what is in the best interest of clients when determining how proxies are voted. The Committee is comprised of the Chief Compliance Officer (“CCO”), the Operations Manager, and one or more Portfolio Managers. The Committee performs the following tasks in satisfying its responsibility:

•	Reviews annually, and revises as necessary, this Proxy Voting Statement and Guidelines (the “Proxy Statement”);
•	Reviews annually all proxy votes taken to determine if those votes were consistent with the Proxy Statement, including any votes where Frontier determined it had a material conflict of interest;
•

Reviews annually the proxy vendor’s proxy voting policies to determine that they continue to be consistent with the Proxy Statement and reasonably designed to be in the best interests of Frontier’s clients; and

•	Reviews and approves as necessary any changes to the proxy vendor’s proxy voting policies.

Determination and Execution of Discretionary Authority

Except where the contract is silent, each client will designate in its investment management contract whether it would like to retain proxy voting authority or delegate that authority to Frontier. If a client contract is silent on whether the client delegates proxy voting authority to Frontier, Frontier will be implied to have proxy voting authority.

Frontier will not neglect its proxy voting responsibilities, but Frontier may abstain from voting if it deems that abstaining is in its Clients’ best interests. For example, Frontier may be unable to vote securities that have been lent by the custodian or may choose not to vote where doing so would prevent transacting in those securities for a certain period of time (referred to as “share blocking”).

Proxy Voting Process

Frontier’s Operations team (“Operations”) manages the proxy voting process. The proxy vendor provides an online portal that shows all ballots received, together with the company’s voting recommendation and the proxy vendor’s voting recommendation. Operations distributes this information, as well as any additional proxy soliciting materials (such as a company’s response to the proxy vendor’s recommendation) received by Frontier at least three days prior to the voting date, to an investment professional for deliberation. Prior to the voting date, Operations submits Frontier’s vote via the online portal, a record of which is maintained by the proxy vendor.

Investment professionals determine how Frontier votes client proxies. Absent specific client instructions, or in the event that no determination is made by the investment professional, Frontier generally votes client proxies according to recommendations made by the proxy vendor. Investment professionals wishing to deviate from these recommendations must provide the CCO with a written explanation of the reason for the deviation, and the CCO will consider potential conflicts of interest as described in greater detail below.

Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures must also be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.

Conflicts of Interest

As noted, Frontier has adopted the proxy vendor’s proxy voting guidelines. The adoption of these proxy voting guidelines provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest. Examples of such conflicts are when we vote a proxy solicited by an issuer who is a client of ours or with whom we have another business or personal relationship that may affect how we vote on the issuer’s proxy. The intent of this policy is to remove any discretion that Frontier may have to interpret how to vote proxies in cases where Frontier has a material conflict of interest or the appearance of a material conflict of interest.

Although under normal circumstances Frontier is not expected to deviate from the proxy vendor’s recommendation, the CCO will monitor any situation where Frontier wishes to do so. In these situations, the CCO will consider whether Frontier has a material conflict of interest. If the CCO determines that a material conflict exists, Frontier will vote the proxy using either of the following two methods: (a) we will follow the recommendations of the proxy vendor; or (b) we will not take into consideration the relationship that gave rise to the conflict and will vote the proxy in the best interest of our clients. If the CCO determines that a material conflict does not exist, then we may vote the proxy in our discretion. The Committee reviews annually all votes cast where Frontier determined it had a material conflict of interest.

Proxy Vendor Oversight

Changes to Proxy Vendor Proxy Voting Policies and Guidelines

The proxy vendor notifies Frontier of any material changes to its proxy voting polices and guidelines. On an annual basis, the proxy vendor distributes its updated guidelines to Frontier.

New Account Setup

As part of the account setup process, Client Services will review a new investment advisory agreement to determine if Frontier has voting authority. If voting authority has been granted, Operations will provide the proxy vendor with the required instructions to set up the new account. On the following business day, Operations will review the proxy vendor’s systems to confirm the account was setup in accordance with Frontier’s instructions.

Account Reconciliations

On a periodic basis, the proxy vendor will provide Frontier with a list of Frontier clients for which the proxy vendor is voting. This is designed to ensure that the proxy vendor is voting for all clients for whom Frontier retains voting authority. In that regard, Frontier will conduct a periodic reconciliation between its records and the proxy vendor’s records.

Initial and Periodic Due Diligence of Proxy Vendors

When considering whether to retain or continue retaining Frontier’s proxy vendor to provide research or voting recommendations, Frontier will consider factors such as the following:

•	The proxy vendor’s capacity and competency to adequately analyze the matters for which the investment adviser is responsible for voting;
•	The adequacy and quality of the proxy vendor’s personnel, processes, and technology;
•

The adequacy of the proxy vendor’s process for seeking timely input from issuers and proxy vendor clients with respect to proxy voting policies, methodologies, and peer group constructions, including for “say-on-pay” votes;

•

the proxy vendor’s engagement with issuers, including the firm’s process for ensuring that it has complete and accurate information about the issuer and each particular matter, and the firm’s process, if any, for investment advisers to access the issuer’s views about the firm’s voting recommendations in a timely and efficient manner

•	The adequacy of the proxy vendor’s disclosures regarding its sources of information and methodologies for formulating voting recommendations and, in making such recommendations;
•	The proxy vendor’s consideration of factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote.
•	The proxy vendor’s policies and procedures for identifying and addressing conflicts of interest;
•

The proxy vendor to update the investment adviser regarding business changes that may affect the proxy vendor’s capacity and competency to provide independent proxy voting advice or carry out voting instructions;

•	Whether the proxy vendor appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis, including in response to feedback from issuers and their shareholders; and
•	The proxy voting vendor’s policies and procedures to keep confidential Frontier’s non-public information, including Frontier’s intention to proxy votes.

Votes Cast Other than According to the Proxy Vendor’s Pre-Determined Policies

Frontier’s CCO, who is also the General Counsel, will periodically confirm that all documentation regarding any decisions to vote other than according to the proxy vendor’s pre-determined policies is accurate and complete.

Client Disclosure

Frontier includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients can contact Frontier at 617-261-0777 to obtain a copy of these policies and procedures and information about how Frontier voted with respect to the Client’s securities. Any request for information about proxy voting or class actions should be promptly forwarded to the CCO, who will respond to any such requests.

Upon a client’s request, the proxy agent will provide Frontier with the following information:

•	the name of the issuer of the portfolio security
•	the ticker symbol of the security
•	the CUSIP of the security
•	the shareholder meeting date
•	a description of the matter voted on
•	whether the matter was proposed by the issuer or by a security holder
•	whether the account voted on the matter
•	how each proxy proposal was voted (e.g., for or against the proposal, abstain; for or withhold authority regarding election of directors)
•	whether the vote that was cast was for or against management’s recommendation

As a matter of policy, Frontier does not disclose to companies or clients how it expects to vote on upcoming proxies. Additionally, Frontier does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Recordkeeping

Frontier will maintain in an easily accessible place for a period of six years, the first two years in an appropriate Frontier office, the following documents (except documents maintained on Frontier’s behalf by the proxy agent as specifically noted below):

•	Frontier’s proxy voting policies and procedures and the proxy voting guidelines;
•	proxy statements received regarding client securities, which Frontier may satisfy by relying on the proxy agent, on Frontier’s behalf, to retain a copy of each proxy statement;
•	records of votes cast on behalf of its clients, which Frontier may satisfy by relying on the proxy agent to retain, on Frontier’s behalf, a record of the vote cast;
•	a copy of any document created by Frontier personnel that was material to making a decision on how to vote proxies on behalf of a client or that memorialized the basis for that decision; and
•

a copy of each written client request for information on how Frontier voted proxies on behalf of the client, and a copy of any written response by Frontier to any written or oral client request for information on how Frontier voted proxies on behalf of the requesting client.

December 2020

Harris Associates L.P.

Harris Associates L.P.

PROXY VOTING POLICIES, GUIDELINES, AND PROCEDURES

I. PROXY VOTING POLICY

Harris Associates L.P. (“Harris”, “the Firm” or “we”) believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients’ investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Voting Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris’ position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Voting Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Voting Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Voting Committee will consider the proposal’s expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company’s management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management’s recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management’s position on a particular issue is not in the best interests of our clients, we will vote contrary to management’s recommendation.

II.	VOTING GUIDELINES

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

Approved by the Proxy Voting Committee on February 22, 2016

Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 4/5/19

1

Harris Associates L.P.

1.

Harris will normally vote in favor of the directors recommended by the issuer’s board provided that a majority of the board would be independent. If the board does not have a majority of independent directors, Harris will normally vote in favor of the independent directors and against the non-independent directors.

2.	Harris will normally vote in favor of proposals to require a majority of directors to be independent.

3.	Harris will normally vote against proposals that mandate an independent board chairman.[1]

4.

Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

5.	Harris will normally vote in favor of proposals regarding director indemnification arrangements.

6.	Harris will normally vote against proposals advocating classified or staggered boards of directors.

7.	Harris will normally vote in favor of proposals requiring a majority vote for directors.

8.	Harris will normally vote in favor of proposals requiring the separation of the Chairman and Chief Executive Officer positions.

Auditors

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

1.	Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

2.	Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

3.

Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

Equity Based Compensation Plans

Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

1.	Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

[1]

Harris has an existing guideline that states that we will normally vote in favor of proposals requiring the separation of the Chairman and Chief Executive Officer positions. This supplemental guideline is not intended to change the existing guideline, but recognizes that a Chairman may be separate but not deemed independent (for example, a former executive of the company).

Approved by the Proxy Voting Committee on February 22, 2016

Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 4/5/19

2

Harris Associates L.P.

2.	Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

3.	Harris will normally vote in favor of proposals for an annual shareholder advisory vote on executive compensation.

4.	Harris will normally vote in favor of advisory votes to ratify named executive officer compensation.

5.	Harris will normally vote in favor of proposals to require expensing of options.

6.	Harris will normally vote against proposals to permit repricing of underwater options.

7.	Harris will normally vote against shareholder proposals that seek to limit directors’ compensation to common stock.

8.	Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

9.	Harris will normally vote against proposals that prohibit the automatic vesting of equity awards upon a change of control.

Corporate Structure and Shareholder Rights

Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

1.	Harris will normally vote in favor of proposals to authorize the repurchase of shares.

2.	Harris will normally vote against proposals creating or expanding supermajority voting rights.

3.	Harris will normally vote against the adoption of anti-takeover measures.

4.	Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

5.	Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

6.	Harris will normally vote against proposals to increase authorized shares with preemptive rights if the increase is greater than 100% of currently issued shares.

7.	Harris will normally vote for proposals to increase authorized shares with preemptive rights if the increase is less than 100% of currently issued shares.

8.

Harris will normally vote for proposals to amend articles, bylaws or charters to reduce the ownership threshold for shareholders to call special meetings if either (a) management recommends voting for the proposal or (b) the qualifying ownership threshold is 25% of the voting shares.

9.	Harris will normally vote against proposals to provide the right to act by written consent to shareholders unless management recommends voting for the proposal.

10.	Harris will normally vote against proposals to increase authorized shares without preemptive rights if the increase is greater than 20% of currently issued shares.

11.	Harris will normally vote for proposals to increase authorized shares without preemptive rights if the increase is less than 20% of currently issued shares.

Approved by the Proxy Voting Committee on February 22, 2016

Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 4/5/19

3

Harris Associates L.P.

Proxy Access Proposals

Harris will normally vote in favor of proxy access proposals if either (a) management recommends voting in favor of the proposal or (b) the proposal meets all of the following criteria:

•	The shareholders making the proposal have an ownership threshold of 5% of the voting power

•	The shareholders making the proposal each have 3 years of continuous ownership

•	The proposal does not exceed a cap on shareholder nominees of 25% of the board

•	The proposal does not exceed a limit of 20 on the number of shareholders permitted to form a nominating group

Routine Corporate Matters

Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters. However, to the extent that the voting recommendation of Institutional Shareholder Services (“ISS”) opposes the issuer’s management on the routine matter, the proposal will be submitted to the Proxy Voting Committee for determination.

Social Responsibility Issues

Harris believes that matters related to a company’s day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company’s board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

Certain Other Issues

Harris may also maintain Supplemental Proxy Voting Guidelines to address certain proposals that are not as enduring as those listed above, but yet may be presented repeatedly by issuers during a given proxy season. For example, companies in a particular industry or country may be affected by a change in the law that requires them to submit a one-time proxy proposal during the proxy season. The Proxy Voting Committee will determine which proposals will be included on the list of Supplemental Proxy Voting Guidelines, and will update the list as needed. The Proxy Voting Committee will provide the list to research analysts and the Proxy Administrator.

III. VOTING SHARES OF FOREIGN ISSUERS

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for and disclosures to shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate. On occasion, the proxy statements of foreign issuers may lack disclosure or transparency with respect to a significant element(s) for consideration

Approved by the Proxy Voting Committee on February 22, 2016

Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 4/5/19

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Harris Associates L.P.

(e.g., names of directors, targets for incentive plans, etc.), which may be a sufficient basis for voting contrary to the foregoing guidelines. If an analyst decides to vote contrary to guidelines solely due to the lack of disclosure or transparency, then the matter need not be submitted to the Proxy Voting Committee for approval. The basis for such a decision to vote contrary to a guideline pursuant to the aforementioned reason(s) shall be appropriately documented.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

IV. BANK HOLDING COMPANY ACT COMPLIANCE

Harris is an indirect subsidiary of Natixis LLC, which is an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France. Natixis Investment Managers is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group.

Natixis is subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the “BHC Act”) and to regulation and supervision by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) due to Natixis’ U.S. bank branch operations. The BHC Act generally prohibits Natixis and its direct and indirect subsidiaries, including Harris, in the aggregate from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of any U.S. bank holding company, savings and loan holding company or insured depository institution (a “U.S. Banking Organization”) without prior approval from the Federal Reserve. In the absence of measures to eliminate Harris’ voting authority over securities of certain U.S. Banking Organizations, the foregoing limits could have an adverse effect on Harris’ ability to manage clients’ investment portfolios by restricting Harris’ ability to make investments, or impact the size of an investment in, and/or impose maximum holding periods on shares of voting securities of such U.S. Banking Organizations.

Upon notification by Natixis that its aggregate control of such securities is approaching the 5% ownership limit established by the BHC Act, Harris could be required to relinquish its proxy voting responsibilities to ISS, such that ISS will vote in accordance with ISS’s standard Proxy Voting Guidelines over securities issued by U.S. Banking Organizations identified by Harris ( a “Vote Divestiture Event”). Pursuant to a Vote Divestiture Event, Harris will not be able to override ISS’s vote. If, subsequent to a Vote Divestiture Event, Natixis’ aggregate control of such securities were to decrease to such a percentage where Harris determines to resume its control of proxy voting, while remaining in compliance with the BHC Act ( a “Vote Return Event”), Harris would direct ISS in writing to return proxy voting responsibilities for the applicable U.S. Banking Organizations to Harris.

V. CONFLICTS OF INTEREST

The Proxy Voting Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or

Approved by the Proxy Voting Committee on February 22, 2016

Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 4/5/19

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Harris Associates L.P.

Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Voting Committee. In addition, if any member of the Proxy Voting Committee has a conflict of interest, including but not limited to cases in which the Committee member is the assigned analyst for the issuer involved in a proxy vote, he or she will recuse himself or herself from any consideration of the matter, and an alternate member of the committee will act in his or her place.

Harris is committed to resolving any such conflicts in its clients’ collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. However, if we believe that voting in accordance with a Guideline is not in the best interest of our clients under the particular facts and circumstances presented, or if the proposal is not addressed by the Guidelines, then we will vote in accordance with the guidance of ISS. If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, then the Proxy Voting Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris’ General Counsel, Chief Compliance Officer (“CCO”) and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

VI. VOTING PROCEDURES

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

Proxy Voting Committee. The Proxy Voting Committee (the “Committee”) is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. At least annually, the Committee will review the adequacy of these policies, guidelines and procedures to help ensure they are implemented effectively and reasonably designed so that proxies are voted in the best interest of Harris’ clients. The review will be documented in the minutes of the Committee’s meetings.

The Committee consists of three investment professionals: two domestic research analysts and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and are normally approved by the Committee members at the annual Committee meeting. The Committee also has two alternate members (one domestic analyst and one international analyst) either of who may serve in the absence of a regular member of the Committee.

Proxy Administrator. The Proxy Administrator is an employee of Harris reporting to the Senior Manager—Operations and is responsible for ensuring that all votes are placed with the proxy voting service provider and that all necessary records, as appropriate, are maintained reflecting such voting.

Proxy Voting Service Provider. Harris has engaged ISS, an independent proxy voting service provider, to assist in voting proxies. ISS provides the Firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

Approved by the Proxy Voting Committee on February 22, 2016

Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 4/5/19

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Harris Associates L.P.

In order to remain confident that ISS continues to have the capacity and competency to adequately analyze proxy issues, the Proxy Administrator will annually obtain and review ISS’ SOC Report, or similar attestation report, and current Form ADV. In addition, the Proxy Administrator shall periodically review ISS’ disclosures regarding its conflict of interests and forward any conflict that both (1) relates to issuers whose proxies Harris is currently reviewing and (2) involve a matter for which Harris would recommend a vote against the Proxy Voting Policies, Guidelines and Procedures to the General Counsel, or his/her designee, for review.

To the extent the Proxy Administrator or the General Counsel, or his/her designee, determine that a control deficiency, conflict of interest or other disclosure matter could materially impact the capacity or competency of ISS in connection with a matter for which Harris would recommend a vote against the Proxy Voting Policies, Guidelines and Procedures, he/she shall promptly report such determination to the Committee for review and further action, if any.

In the event an analyst, during the course of the analyst’s review of ISS’ proxy recommendation, uncovers a material factual error that causes the analyst to question ISS’ process for developing its recommendation, the analyst shall report the error to the Proxy Administrator. The Proxy Administrator, or his/her designee, will review the error and contact ISS to seek to reduce similar errors in the future. For purposes of this section, a material factual error means an error of fact that the analyst believes that if corrected would cause ISS to change its recommendation.

Voting Decisions. As described in the Proxy Voting Policy above, the Firm has established proxy voting guidelines, including supplemental proxy voting guidelines, on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Voting Committee. The Proxy Administrator, or designated back-up, is responsible for alerting the Firm’s research analyst who follows the company about the proxy proposals. If the analyst believes the proxy should be voted in accordance with the Guidelines, he or she will vote the proposal accordingly and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the Guidelines, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote, if any, to the Proxy Voting Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If a proposal is not explicitly addressed by the Guidelines but the analyst agrees with the voting recommendation of ISS regarding that proposal, he or she will vote the proxy in accordance with such recommendation and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If a proposal is not explicitly addressed by the Guidelines and the analyst believes the proxy should be voted contrary to the ISS recommendation, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote to the Proxy Voting Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If neither the Guidelines nor ISS address the proxy proposal, the analyst will submit the proposal and his or her recommended vote to the Proxy Voting Committee, which makes a voting decision by majority vote. That Proxy Voting Committee decision is reflected in the electronic ballot.

In the case where securities that are not on the Firm’s Approved Lists of domestic, international or small cap securities are held in managed accounts, the Proxy Administrator, or designated back-up, will vote all shares in accordance with the Firm’s guidelines or, if the guidelines do not address the particular issue, in accordance with the guidance of ISS.

Approved by the Proxy Voting Committee on February 22, 2016

Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 4/5/19

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Harris Associates L.P.

In the case of a conflict of interest, the Proxy Administrator will vote in accordance with the procedures set forth in the Conflicts of Interest provisions described above.

Voting Ballots. For shares held in The Oakmark Funds and other client accounts, the IT Department sends a daily holdings file to ISS detailing the holdings in the Funds and other client accounts. ISS is responsible for reconciling this information with the information it receives from the custodians and escalating any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with ISS and custodians to resolve any discrepancies to ensure that all shares entitled to vote are voted.

Recordkeeping and Reporting. Much of Harris’ recordkeeping and reporting is maintained electronically on ISS’s systems. In the event that records are not held electronically within ISS’s system, Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client’s account. In addition, annually, Harris will file with the U.S. Securities and Exchange Commission and make available on the Oakmark Funds’ website the voting record for the Oakmark Funds for the previous one-year period ended June 30th.

Compliance Testing. The Compliance Department will conduct testing of these procedures periodically, based upon the outcome of the annual Compliance Risk Assessment Methodology for this area.

Approved by the Proxy Voting Committee on February 22, 2016

Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 4/5/19

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Harris Associates L.P.

SUPPLEMENTAL PROXY VOTING GUIDELINES

Effective February 2019

1.	Harris will normally vote in accordance with the recommendations of Institutional Shareholder Services (“ISS”) with respect to the election of directors for Japanese companies.

2.

For European companies, Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 80% of current market value

3.

Harris will normally vote in favor of the election of non-independent directors who serve on audit, compensation and nominating committees in cases where the director is deemed non-independent solely because of his or her tenure as a director or status as an employee or shareholder representative where such representatives are required by law to serve on such committees.[2]

[2]

Harris has an existing guideline that states that we will normally vote against the election of non-independent directors who serve on audit, compensation and nominating committees. We do not have a specific guideline that defines “independence”, and ISS defines independence differently depending on the market. For example, for many international markets (primarily in Europe), ISS considers a director to be non-independent after 12 years of service on a board. Additionally, a number of countries mandate by law that shareholder and employee representatives sit on the board and on special committees, and ISS deems these representatives to be non-independent. We believe that, in most cases, it is in the best interests of shareholders to have such individuals serve on these committees and that they should not be deemed non-independent under Harris’ guideline solely for these reasons.

Approved by the Proxy Voting Committee on February 22, 2016

Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 4/5/19

9

Invesco Advisers, Inc.

PROXY VOTING GUIDELINES

Applicable to	All Advisory Clients, including the Invesco Funds
Risk Addressed by the Guidelines	Breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco’s interests ahead of client’s best interests in voting proxies
Relevant Law and Other Sources	U.S. Investment Advisers Act of 1940, as amended
Last ☒ Reviewed ☒ Revised by Compliance for Accuracy	April 19, 2016
Guideline Owner	U.S. Compliance and Legal
Policy Approver	Invesco Advisers, Inc., Invesco Funds Board
Approved/Adopted Date	May 3-4, 2016

The following guidelines apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. (“Invesco”) to vote proxies associated with securities held on their behalf (collectively, “Clients”).

A. INTRODUCTION

Invesco Ltd. (“IVZ”), the ultimate parent company of Invesco, has adopted a global policy statement on corporate governance and proxy voting (the “Invesco Global Proxy Policy”). The policy describes IVZ’s views on governance matters and the proxy administration and governance approach. Invesco votes proxies by using the framework and procedures set forth in the Invesco Global Proxy Policy, while maintaining the Invesco-specific guidelines described below.

B. PROXY VOTING OVERSIGHT: THE MUTUAL FUNDS’ BOARD OF TRUSTEES

In addition to the Global Invesco Proxy Advisory Committee, the Invesco mutual funds’ board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by Invesco’s Global Head of Proxy Governance and Responsible Investment.

C. USE OF THIRD PARTY PROXY ADVISORY SERVICES

Invesco has direct access to third-party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and uses the information gleaned from those sources to make independent voting decisions.

Invesco’s proxy administration team performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the proxy advisory firms are asked to deliver updates directly to the mutual funds’ board of trustees. Invesco conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies. Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures. Furthermore, each proxy advisory firm completes an annual due diligence questionnaire submitted by Invesco, and Invesco conducts on-site due diligence at each firm, in part to discuss their responses to the questionnaire.

If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

D. PROXY VOTING GUIDELINES

The following guidelines describe Invesco’s general positions on various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. Invesco’s proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner that he or she deems to be the most appropriate, consistent with the proxy voting principles and philosophy discussed in the Invesco Global Proxy Policy. Individual proxy votes therefore will differ from these guidelines from time to time.

I. Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

Elections of directors

In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

Director performance

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.

Auditors and Audit Committee members

Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.

Majority standard in director elections

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

Supermajority voting requirements

Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

Responsiveness of Directors

Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

Cumulative voting

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

Proxy access

Invesco generally supports shareholders’ nominations of directors in the proxy statement and ballot because it increases the accountability of the board to shareholders. Invesco will generally consider the proposed minimum period of ownership (e.g., three years), minimum ownership percentage (e.g., three percent), limitations on a proponent’s ability to aggregate holdings with other shareholders and the maximum percentage of directors who can be nominated when determining how to vote on proxy access proposals.

Shareholder access

On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

Exclusive Forum

Invesco generally supports proposals that would designate a specific jurisdiction in company bylaws as the exclusive venue for certain types of shareholder lawsuits in order to reduce costs arising out of multijurisdictional litigation.

II. Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

Executive compensation

Invesco evaluates executive compensation plans within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

Equity-based compensation plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

Employee stock-purchase plans

Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

Severance agreements

Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

III. Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV. Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V. Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI. Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII. Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports a board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

D. EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these guidelines and the Invesco Global Proxy Policy, unless the Client retains in writing the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For cash sweep investment vehicles selected by a Client but for which Invesco has proxy voting authority over the account and where no other Client holds the same securities, Invesco will vote proxies based on ISS recommendations.

Funds of Funds

Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F. POLICIES AND VOTE DISCLOSURE

A copy of these guidelines, the Invesco Global Proxy Policy and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

Invesco’s Policy Statement on

Global Corporate Governance and

Proxy Voting

Effective January 2021

Contents

I.	Introduction		2
	A.	Our Commitment to Environmental, Social and
		Governance Investment Stewardship and Proxy Voting	2

	B.	Applicability of Policy	3

II.	Global Proxy Voting Operational Procedures		3

	A.	Proprietary Proxy Voting Platform	4

	B.	Oversight of Voting Operations	4

	C.	Disclosures and Record Keeping	4

	D.	Global Invesco Proxy Advisory Committee	5

	E.	Market and Operational Limitations	6

	F.	Securities Lending	7

	G.	Conflicts of Interest	7

	H.	Use of Third-Party Proxy Advisory Services	9

	I.	Review of Policy	10

III.	Our Good Governance Principles		10

	A.	Transparency	10

	B.	Accountability	11

	C.	Board Composition	13

	D.	Long Term Stewardship of Capital	15

	E.	Environmental, Social and Governance Risk Oversight	16

	F.	Executive Compensation and Alignment	17

1

I.	Introduction

Invesco Ltd. and its affiliated investment advisers (collectively, “Invesco”, the “Company”, “our” or “we”) has adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (“Policy”) which it believes describes policies and procedures reasonably designed to ensure that proxies are voted in the best interests of its clients. This Policy is intended to help Invesco’s clients understand our commitment to responsible investing and proxy voting, as well as the good governance principles that inform our approach to engagement and voting at shareholder meetings.

A.	Our Commitment to Environmental, Social and Governance Investment Stewardship and Proxy Voting

Our commitment to environmental, social and governance (ESG) principles is a core element of our ambition to be the most client centric asset manager. We aspire to incorporate ESG considerations into all of our investment capabilities in the context of financial materiality and in the best interest of our clients. Our Global ESG team functions as a center of excellence, providing specialist insights on research, engagement, voting, integration, tools, and client and product solutions with investment teams implementing ESG approaches appropriate to asset class and investment style. Much of our work is rooted in fundamental research and frequent dialogue with companies.

Invesco views proxy voting as an integral part of its investment management responsibilities. The proxy voting process at Invesco focuses on protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. The voting decision lies with our portfolio managers and analysts with input and support from our Global ESG team and Proxy Operations functions. Our proprietary proxy voting platform (“PROXYintel”) facilitates implementation of voting decisions and rationales across global investment teams. Our good governance principles, governance structure and processes are designed to ensure that proxy votes are cast in accordance with clients’ best interests.

As a large active investor, Invesco is well placed to use our ESG expertise and beliefs to engage with portfolio companies in ways which drive corporate change that we believe will enhance shareholder value. We take our responsibility as active owners very seriously and see engagement as an opportunity to encourage continual improvement and ensure that our clients’ interests are represented and protected. Dialogue with portfolio companies is a core part of the investment process. Invesco may engage with investee companies to discuss environmental, social and governance issues throughout the year or on specific ballot items to be voted on.

Our passive strategies and certain other client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds) will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies. Invesco refers to this approach as “Majority Voting”. This process of Majority Voting ensures that

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our passive strategies benefit from the engagement and deep dialogue of our active investors, which Invesco believes benefits shareholders in passively-managed accounts. In the absence of overlap between the active and passive holders, the passive holders vote in line with our internally developed voting guidelines (as defined below). Portfolio managers and analysts for accounts employing Majority Voting retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.

B.	Applicability of Policy

Invesco may be granted by its clients the authority to vote the proxies of securities held in client portfolios. Invesco’s investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting.

This Policy applies to all entities in Exhibit A. Due to regional or asset class specific considerations, there may be certain entities that have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event that local policies and the Global Policy differ, the local policy will apply. These entities are also listed in Exhibit A and include proxy voting guidelines specific to; Invesco Asset Management (Japan) Limited, Invesco Asset Management (India) Pvt. Ltd, Invesco Taiwan Ltd and Invesco Capital Markets, Inc. for Invesco Unit Investment Trusts. In Europe, we comply with the Shareholder Rights Directive and publish our disclosures and voting practices in this regard.

II.	Global Proxy Voting Operational Procedures

Invesco’s global proxy voting operational procedures are in place to implement the provisions of this Policy (the “Procedures”). At Invesco, proxy voting is conducted by our investment teams through PROXYintel. Our investment teams globally are supported by Invesco’s centralized team of ESG professionals and proxy voting specialists. Invesco’s Global ESG team oversees the proxy policy, operational procedures, inputs to analysis and research and leads the Global Invesco Proxy Advisory Committee (“Global IPAC”). Invesco’s global proxy administration team is responsible for operational implementation including vote execution oversight.

Invesco aims to vote all proxies where we have been granted voting authority in accordance with this Policy as implemented by the Procedures. Our portfolio managers and analysts review voting items based on their individual merits and retain full discretion on vote execution conducted through our proprietary proxy voting platform. Invesco may supplement its internal research with information from independent third-parties, such as proxy advisory firms.

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A.	Proprietary Proxy Voting Platform

Invesco’s proprietary proxy voting platform is supported by a dedicated team of internal proxy specialists. PROXYintel streamlines the proxy voting process by providing our investment teams globally with direct access to meeting information and proxies, external proxy research and ESG ratings, as well as related functions, such as management of conflicts of interest issues, significant votes, global reporting and record-keeping capabilities. Managing these processes internally, as opposed to relying on third parties, is designed to provide Invesco greater quality control, oversight and independence in the proxy administration process.

Historical proxy voting information is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use PROXYintel to access third-party proxy research and ESG ratings.

Our proprietary systems facilitate internal control and oversight of the voting process. Invesco may choose to leverage this capability to automatically vote proxies based on its internally developed voting guidelines and in circumstances where Majority Voting applies.

B.	Oversight of Voting Operations

Invesco’s Proxy Governance and Voting Manager provides oversight of the proxy voting verification processes facilitated by a dedicated proxy administration team which include; (i) the monthly global vote audit review of votes cast containing documented rationales of conflicts of interest votes, market and operational limitations; (ii) the quarterly sampling of proxy votes cast to determine that (a) Invesco is voting consistently with this Policy and (b) third-party proxy advisory firms’ methodologies in formulating the vote recommendation are consistent with their publicly disclosed guidelines; and (iii) quarterly review of rationales with the Global IPAC of occasions where a portfolio manager may take a position that may not be in accordance with Invesco’s good governance principles and our internally developed voting guidelines.

To the extent material errors are identified in the proxy voting process, such errors are reviewed and reported to, as appropriate, the Global Head of ESG, Global Proxy Governance and Voting Manager, legal and compliance, the Global IPAC and relevant boards and clients, where applicable. Invesco’s Global Head of ESG and Proxy Governance and Voting Manager provide proxy voting updates and reporting to the Global IPAC, various boards and clients. Invesco’s proxy voting administration and operations are subject to periodic review by Internal Audit and Compliance groups.

C.	Disclosures and Record Keeping

Unless otherwise required by local or regional requirements, Invesco maintains voting records in either electronic format or hard copy for at least 6 years.

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Invesco makes available its proxy voting records publicly in compliance with regulatory requirements and industry best practices in the regions below:

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In accordance with the US Securities and Exchange Commission regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30th for each U.S. registered fund. That filing is made on or before August 31st of each year. Each year, the proxy voting records are made available on Invesco’s website here. Moreover, and to the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment manager’s voting procedure with respect to plan-owned stock, but also to review the actions taken in individual proxy voting situations. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

•	In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code and for the European Shareholder Rights Directive annually here.

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In Canada, Invesco publicly discloses our annual proxy votes each year here by August 31st, covering the 12-month period ending June 30th in compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure.

•	In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code.

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In India, Invesco publicly discloses our proxy votes quarterly in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all mutual funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010 and March 24, 2014, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.

•	In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission (“SFC”) Principles of Responsible Ownership.

•	In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors.

D.	Global Invesco Proxy Advisory Committee

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-

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driven committee comprised of representatives from various investment management teams globally, Invesco’s Global Head of ESG and chaired by its Global Proxy Governance and Voting Manager. The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex, to assist Invesco in meeting regulatory obligations, to review votes not aligned with our good governance principles and to consider conflicts of interest in the proxy voting process, all in accordance with this Policy.

In fulfilling its responsibilities, the Global IPAC meets as necessary, but no less than semi-annually, and has the following responsibilities and functions: (i) acts as a key liaison between the Global ESG team and local proxy voting practices to ensure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; (iv) the Conflict of Interest sub-committee will make voting decisions on submissions made by portfolio managers on conflict of interest issues to override the Policy; and (v) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to the Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations.

In addition to the Global IPAC, for some clients, third parties (e.g., U.S. fund boards) provide oversight of the proxy voting process.

E.	Market and Operational Limitations

In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any benefit to clients. Moreover, ERISA fiduciaries, in voting proxies or exercising other shareholder rights, must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives. These matters are left to the discretion of the relevant portfolio manager. Such circumstances could include, for example:

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In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

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Some companies require a representative to attend meetings in person to vote a proxy, additional documentation or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative, signing a power-of-attorney or submitting additional disclosures outweigh the benefit of voting a particular proxy.

•	Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision.

•	Invesco held shares on the record date but has sold them prior to the meeting date.

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In some non-U.S. jurisdictions, although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or rejected due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, a proxy voting service may not be offered by the custodian in the local market or due to operational issues experienced by third-parties involved in the process or by the issuer or sub-custodian. In addition, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or the issuer’s agent.

F.	Securities Lending

Invesco’s funds may occasionally participate in a securities lending program. In circumstances where shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy outweighs the benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so that we will be entitled to vote those shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. The relevant portfolio manager will make these determinations.

G.	Conflicts of Interest

There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors.

Firm-Level Conflicts of interest

A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products / services are material or significant to Invesco, serving as a distributor of Invesco’s products, a significant research provider or broker to Invesco.

Invesco identifies potential conflicts of interest based on a variety of factors, including but not limited to the materiality of the relationship between the issuer or its affiliates to Invesco.

Invesco’s proxy administration team maintains a list of all such issuers for which a conflict of interest exists (“Global Conflicts List”). Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally based on criteria established by the proxy administration team. The Global Conflicts List is updated periodically by the proxy administration team so as to seek to ensure an updated view is available when conducting conflicts checks. Operating procedures and associated governance are designed to seek to ensure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies on the Global Conflicts List will be voted in line with the

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principles below as implemented by Invesco’s internally developed voting guidelines. To the extent a portfolio manager disagrees with the Policy, our processes and procedures seek to ensure justification and rationales are fully documented and presented to the Global IPAC Sub-committee for a majority vote of its members.

As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by Invesco Ltd. that may be held in client accounts.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.

All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Voting Fund of Funds

There may be conflicts that can arise from Invesco voting on matters when shares of Invesco-sponsored funds are held by other Invesco funds or entities. The scenarios below set out how Invesco votes in these instances.

•	In the United States, as required by law, proportional voting applies.

o	Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund, where required by law.

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Shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund where the thresholds are met as required by federal securities law or any exemption therefrom.

o	To the extent proportional voting is required by law, but not operationally possible, Invesco will not vote the shares.

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For US fund of funds where proportional voting is not required by law, Invesco will still apply proportional voting. In the event this is not operationally possible, Invesco will vote in line with our internally developed voting guidelines (as defined below).

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•	For non-US fund of funds Invesco will vote in line with our above-mentioned firm-level conflicts of interest process unless we have local policies in place as per Exhibit A.

H.	Use of Third-Party Proxy Advisory Services

Invesco may supplement its internal research with information from independent third-parties, such as proxy advisory firms. Globally, Invesco leverages research from Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). Invesco generally retains full and independent discretion with respect to proxy voting decisions.

ISS and GL both provide research reports, including vote recommendations, to Invesco and its portfolio managers and analysts. Invesco retains ISS to provide recommendations based on Invesco’s internally developed custom guidelines. Updates to previously issued proxy research reports may be provided to incorporate newly available information or additional disclosure provided by the issuer regarding a matter to be voted on, or to correct factual errors which may result in the issuance of revised proxy vote recommendations. Invesco’s proxy administration team may periodically monitor for these research alerts issued by ISS and GL that are shared with our investment teams. There may be instances where these updates may not be provided in a timely manner ahead of the vote deadline.

Invesco also retains ISS to assist with services that include receipt of proxy ballots, vote execution through PROXYintel and vote disclosure in Canada, the UK and Europe to meet regulatory reporting obligations.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages globally. This includes reviews of information regarding the capabilities of their research staff, methodologies for formulating voting recommendations, the adequacy and quality of personnel and technology, as applicable, and internal controls, policies and procedures, including those relating to possible conflicts of interest.

The proxy advisory firms Invesco engages globally complete an annual due diligence questionnaire submitted by Invesco, and Invesco conducts annual due diligence meetings in part to discuss their responses to the questionnaire. In addition, Invesco monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards. ISS and GL disclose conflicts to Invesco through a review of their policies, procedures and practices regarding potential conflicts of interests (including inherent internal conflicts) as well as disclosure of the work ISS and GL perform for corporate issuers and the payments they receive from such issuers. Invesco conducts semi-annual roundtables with external proxy and governance experts and our Global IPAC to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies.

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Invesco’s compliance function completes a review of the System and Organizational Controls (“SOC”) Reports for each proxy advisory firm to ensure the related controls operated effectively to provide reasonable assurance.

In addition to ISS and GL, Invesco may use regional third-party research providers to access regionally specific research.

I.	Review of Policy

The Global IPAC and Invesco’s Global ESG team, proxy administration team, compliance and legal teams annually communicate and review this Policy and our internally developed voting guidelines to seek to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices. At least annually, this Policy and our internally developed voting guidelines are reviewed by various groups within Invesco to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.

III.	Our Good Governance Principles

Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Global ESG team. The broad philosophy and guiding principles in this section inform our approach to investment stewardship and proxy voting. These principles are not intended to be exhaustive or prescriptive.

Our portfolio managers and analysts retain full discretion on vote execution except where otherwise specified in this Policy. The final voting decisions may incorporate the unique circumstances affecting companies, regional best practices and any dialogue we have had with company management. To the extent a portfolio manager chooses to vote a proxy in a way that is not aligned with the principles below, such manager’s rationales are fully documented.

The following guiding principles apply to operating companies. We apply a separate approach to investment companies and unit investment trusts. Where appropriate, these guidelines are supplemented by additional internal guidance that considers regional variations in best practices, disclosure and region-specific voting items.

The following are high-level governance principles that Invesco endorses:

A.	Transparency

Investors require accurate, timely and complete information in order to make informed investment decisions and effectively carry out their stewardship obligations. Invesco supports the highest standards in corporate transparency, including but not limited to the following areas:

Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.

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We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.

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We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.

B.	Accountability

Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long-term. We therefore encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:

One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable. Unequal voting rights may limit the ability of investors to exercise their stewardship obligations.

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We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.

•	We generally support proposals to decommission differentiated voting rights.

•	Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.

Anti-takeover devices: Mechanisms designed to prevent or unduly delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.

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We generally will not support proposals to adopt antitakeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.

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In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for antitakeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).

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Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best practice aligned proposals to enhance shareholder rights, including but not limited to the following:

•	Adoption of proxy access rights

•	Rights to call special meetings

•	Rights to act by written consent

•	Reduce supermajority vote requirements

•	Remove antitakeover provisions

•	Requirement that directors are elected by a majority vote

In addition, we oppose practices that limit shareholders’ ability to express their views at a general meeting such as bundling unrelated proposals or several significant article or bylaw amendments into a single voting item. We will generally vote against these proposals unless we are satisfied that all the underlying components are aligned with our views on best practice.

Director Indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are reasonably limited in scope to directors acting in good faith and, in relation to criminal matters, limited in scope to directors having reasonable grounds for believing the conduct was lawful.

Responsiveness: Boards should respond to investor concerns in a timely fashion, including reasonable requests to engage with company representatives regarding such concerns, and address matters that receive significant voting dissent at general meetings of shareholders.

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We will generally vote against the lead independent director and/or the incumbent chair of the governance committee, or nearest equivalent, in cases where the board has not adequately responded to items receiving significant voting opposition from shareholders at an annual or extraordinary general meeting.

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We will generally vote against the lead independent director and/or incumbent chair of the governance committee, or nearest equivalent, where the board has not adequately responded to a shareholder proposal which has received significant support from shareholders.

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We will generally vote against the incumbent chair of the compensation committee if there are significant ongoing concerns with a company’s compensation practices that have not been addressed by the committee or egregious concerns with the company’s compensation practices for two years consecutively.

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In addition, we will generally vote against the incumbent compensation committee chair where there are ongoing concerns with a company’s compensation practices and there is no opportunity to express dissatisfaction by voting against an advisory vote on executive compensation, remuneration report (or policy) or nearest equivalent.

C.	Board Composition

Annual director elections: Board members should generally stand for election annually and individually.

•	We will generally support proposals requesting that directors stand for election annually.

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We will generally vote against the incumbent governance committee chair or lead independent director if a company has a classified board structure that is not being phased out. This policy will not apply in regions where market practice is for directors to stand for election on a staggered basis or for boards that do not oversee significant commercial operations.

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When a board is presented for election as a slate (i.e., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.

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Where market practice is to elect directors as a slate we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack independence.

Board size: We will generally defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

Definition of independence: Invesco considers local market definitions of director independence but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.

Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and conflicts of interest. We consider local market

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practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.

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We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.

•	We will generally vote against non-independent directors serving on the audit committee.

•	We will generally vote against non-independent directors serving on the compensation committee.

•	We will generally vote against non-independent directors serving on the nominating committee.

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In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.

Separation of Chair and CEO roles: We believe that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).

•	We will generally vote against the incumbent nominating committee chair where the board chair is not independent unless a lead independent or senior director is appointed.

•	We will generally support shareholder proposals requesting that the board chair be an independent director.

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We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.

Attendance and over boarding: Directors serving on the board should attend at least 75% of their board and committee meetings, where applicable. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.

•	We will generally vote against directors who do not attend 75% of their meetings unless there are extenuating circumstances such as health matters or family emergencies.

•	We will generally vote against directors who have more than four total mandates at public operating companies. We apply a lower threshold for

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directors with significant commitments such as executive positions and chairmanships.

Diversity: We encourage companies to continue to evolve diversity and inclusion practices. Boards should be comprised of directors with a variety of relevant skills and industry expertise together with a diverse profile of individuals of different genders, ethnicities, skills, tenures and backgrounds in order to provide robust challenge and debate. We consider diversity at the board level, within the executive management team and in the succession pipeline.

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We will generally vote against the incumbent nominating committee chair of a board where women constitute less than two board members or 25% of the board, whichever is lower, for two or more consecutive years, unless incremental improvements are being made to diversity practices.

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In addition, we will consider a company’s performance on broader types of diversity which may include diversity of skills, non-executive director tenure, ethnicity or other factors where appropriate and reasonably determinable. We will generally vote against the incumbent nominating committee chair if there are multiple concerns on diversity issues.

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We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.

D.	Long Term Stewardship of Capital

Capital allocation: Invesco expects companies to responsibly raise and deploy capital towards the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.

Share issuance and repurchase authorizations: We generally support authorizations to issue shares up to 20% of a company’s issued share capital for general corporate purposes. Shares should not be issued at a substantial discount to the market price or be repurchased at a substantial premium to the market price.

Stock splits: We generally support management proposals to implement a forward or reverse stock split, provided that a reverse stock split is not being used to take a company private. In addition, we will generally support requests to increase a company’s common stock authorization if requested in order to facilitate a stock split.

Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for antitakeover purposes. We will consider the amount of the request in relation to

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the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.

Mergers, acquisitions, proxy contests, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, private placements, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:

•	We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.

•	We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.

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We will generally support reincorporation proposals, provided that management have provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.

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With respect to contested director elections, we consider the following factors, among others, when evaluating the merits of each list of nominees: the long term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides including the likelihood that the proposed goals can be met, positions of stock ownership in the company.

E.	Environmental, Social and Governance Risk Oversight

Director responsibility for risk oversight: The board of directors are ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the companies they oversee. Invesco may take voting action against director nominees in response to material governance or risk oversight failures that adversely affect shareholder value.

Invesco considers the adequacy of a company’s response to material oversight failures when determining whether any voting action is warranted. In addition, Invesco will consider the responsibilities delegated to board subcommittees when determining if it is appropriate to hold certain director nominees accountable for these material failures.

Material governance or risk oversight failures at a company may include, without limitation:

i.	significant bribery, corruption or ethics violations;

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ii.	events causing significant environmental degradation;

iii.	significant health and safety incidents; or

iv.	failure to ensure the protection of human rights.

Reporting of financially material ESG information: Companies should report on their environmental, social and governance opportunities and risks where material to their business operations.

•

Where Invesco finds significant gaps in terms of management and disclosure of environmental, social and governance risk policies, we will generally vote against the annual reporting and accounts or an equivalent resolution.

Shareholder proposals addressing environmental and social risks: Invesco may support shareholder resolutions requesting that specific actions be taken to address environmental and social issues or mitigate exposure to material environmental and social risks, including reputational risk, related to these issues. When considering such proposals, we will consider a company’s track record managing these risks, the efficacy of the proposal’s request and whether the requested action is unduly burdensome.

•	We generally do not support resolutions where insufficient information has been provided in advance of the vote or a lack of disclosure inhibits our ability to make fully informed voting decisions.

•

We will generally support shareholder resolutions requesting that companies provide additional information on material environmental, social and governance risks facing their businesses, provided that such requests are not unduly burdensome or duplicative with a company’s existing reporting. These may include but are not limited to the following: gender pay gap reporting requests, political contributions and lobbying disclosure, information on data security, privacy, and internet practices, and reporting on climate change risks.

Ratification of board and/or management acts: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures as described above. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.

F.	Executive Compensation and Alignment

Invesco supports compensation polices and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.

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Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation related proposals where more than one of the following is present:

i.	there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;

ii.

there are problematic compensation practices which may include among others incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;

iii.	vesting periods for long term incentive awards are less than three years;

iv.	the company “front loads” equity awards;

v.	there are inadequate risk mitigating features in the program such as clawback provisions;

vi.	excessive, discretionary one-time equity grants are awarded to executives;

vii.	less than half of variable pay is linked to performance targets, except where prohibited by law.

Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.

Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.

Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. We generally vote in favor of proposals requiring shareholder ratification of senior executives’ severance agreements where the proposed terms and disclosure align with good market practice.

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Exhibit A

Harbourview Asset Management Corporation

Invesco Advisers, Inc.

Invesco Asset Management (India) Pvt. Ltd*1

Invesco Asset Management (Japan) Limited*1

Invesco Asset Management (Schweiz) AG

Invesco Asset Management Deutschland GmbH

Invesco Asset Management Limited1

Invesco Asset Management Singapore Ltd

Invesco Asset Management Spain

Invesco Australia Ltd

Invesco European RR L.P

Invesco Canada Ltd.1

Invesco Capital Management LLC

Invesco Capital Markets, Inc.*1

Invesco Hong Kong Limited

Invesco Investment Advisers LLC

Invesco Investment Management (Shanghai) Limited

Invesco Investment Management Limited

Invesco Loan Manager, LLC

Invesco Managed Accounts, LLC

Invesco Management S.A

Invesco Overseas Investment Fund Management (Shanghai) Limited

Invesco Pensions Limited

Invesco Private Capital, Inc.

Invesco Real Estate Management S.a.r.l1

Invesco RR Fund L.P.

Invesco Senior Secured Management, Inc.

Invesco Taiwan Ltd*1

Invesco Trust Company

Oppenheimer Funds, Inc.

WL Ross & Co. LLC

* Invesco entities with specific proxy voting guidelines

1 Invesco entities with specific conflicts of interest policies

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Jennison Associates LLC

PROXY VOTING

POLICY AND PROCEDURES

I. Policy

Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act.

In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.

Unless otherwise specified by a client, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. Secondary consideration may be given to the public and social value of each issue, but absent specific client instructions, long term economic interests will be the primary basis for voting.

Jennison will disclose information about its proxy voting policies and procedures to clients, and will provide a copy of these Proxy Voting Policies and Procedures upon request. The Company will also inform clients how they may obtain information about the votes cast on their behalf.

II. Procedures

Proxy Voting Guidelines

Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except when Jennison accepts custom guidelines.

The Guidelines are reviewed as necessary by the Company’s Proxy Voting Committee and Investment Professionals, and are revised when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following confirmation of any change. The Guidelines are meant to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.

If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting. The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional.

The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.

Client-Specific Voting Mandates

Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines, or may indicate that the Company is not responsible for voting the client’s proxies.

1	Revised: May 31, 2020

The Proxy Team reviews client specific voting instructions and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.

Use of a Third Party Voting Service

Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Company’s Guidelines, unless instructed otherwise by the Investment Professionals.

Identifying and Addressing Potential Material Conflicts of Interest

There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:

•	Jennison managing the pension plan of the issuer.

•	Jennison or its affiliates have a material business relationship with the issuer.

•	Jennison investment professionals who are related to a person who is senior management or a director at a public company.

•	Jennison has a material investment in a security that the investment professional who is responsible for voting that security’s proxy also holds the same security personally.

If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer.

If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines or there is no specific recommended Guideline vote and decisions are made on a case-by-case basis, then the voting decision must be reviewed and approved by the Investment Professional’s supervisor and the Proxy Committee prior to casting the vote.

Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.

Quantitatively Derived Holdings and the Jennison Managed Accounts

In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.

International Holdings

Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.

In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international

2	Revised: May 31, 2020

holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.

Securities Lending

Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when securities are on loan and are therefore not available to be voted. In rare circumstances, Investment Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.

Disclosure	to Advisory Clients

Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any such requests should be forwarded to the Proxy Team, which is responsible for responding, and for documenting the correspondence.

Compliance Reporting for Investment Companies

Upon request, the Proxy Team will provide to each investment company board of directors or trustees for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form NP-X.

III.    Internal Controls

Supervisory Notification

The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides ensuring that they were made based on clients’ best interests, and that they were not influenced by any Material Conflict or other considerations.

The Proxy Voting Committee

The Proxy Voting Committee consists of representatives from Operations, Operational Risk, Legal, and Compliance. It meets at least quarterly, and has the following responsibilities:

•	Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.

•	Review the Guidelines in consultation with the Investment Professionals and make revisions as appropriate.

•	Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.

•	Review all Guideline overrides.

•	Review quarterly voting metrics and analysis published by the Proxy Team.

3	Revised: May 31, 2020

•

Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services. The Committee will consider the following factors while conducting their review:

¡	Accuracy and completeness of research reports, engagement with issuers, potential conflicts of interest and overall administration of Jennison’s proxy voting recommendations.

IV.    Escalating Concerns

Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer. Alternatively Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.

V.    Discipline and Sanctions

All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.

4	Revised: May 31, 2020

J.P. Morgan Investment Management Inc.

Global Proxy Voting Procedures and Guidelines

North America, Europe, Middle East, Africa, Central America, South America, and Asia

April 1, 2021

J.P.Morgan
Asset Management

Corporate Governance Policy & Voting Guidelines

1

Corporate Governance Policy & Voting Guidelines

2

Corporate Governance Policy & Voting Guidelines

I.	JPMorgan Asset Management Global Proxy Voting Procedures

A.	Objective

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM’s objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures.

These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B.	Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters: (1) to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; (2) review and approve the Guidelines annually; and (3) provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of at least 3 Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate. The Global Head of Sustainable Investing is a member of each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMIM’s approach to governance issues including proxy voting worldwide and coordinating regional proxy voting guidelines and procedures in accordance with applicable regulations and best practices.

C.	The Proxy Voting Process

JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”).

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Corporate Governance Policy & Voting Guidelines

The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan.1

Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of

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[1]

The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

Corporate Governance Policy & Voting Guidelines

investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

For certain commingled funds that are index replication portfolios, JPMAM is permitted in certain instances to delegate its proxy voting authority in whole or in part to the Independent Voting Service. This delegation may occur where JPMAM is restricted under applicable laws from voting a particular security or to permit JPMAM to utilize exemptions applicable to positions in bank or bank holding company stocks held in such funds. Additionally, where securities are held only in certain passive index tracking portfolios and not owned in our active accounts, the proxy may be voted in accordance with the Independent Voting Service’s recommendation if JPMAM’s guidelines require case by case determination. For separate accounts utilizing the Global Bank Opportunities strategy, JPMAM will delegate its proxy voting to the Independent Voting Service.

D.	Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC’s securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or

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Corporate Governance Policy & Voting Guidelines

prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM’s relationship with such company and materially impact JPMAM’s business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.

A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines, provided, however, that JPMAM investment professional(s) may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the Proxy Administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of a proxy vote. The Proxy Committee shall review the Exception Request and shall determine whether JPMAM should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.

E.	Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, and as necessary, a legal representative from the Proxy Committee will evaluate the potential conflict and determine whether an actual material conflict of interest exists, and if so, will recommend how the relevant JPMAM entity will vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action: removing certain JPMAM personnel from the proxy voting process; “walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote; voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

F.	Recordkeeping

JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

•	a copy of the JPMAM Proxy Voting Procedures and Guidelines;

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Corporate Governance Policy & Voting Guidelines

•	a copy of each proxy statement received on behalf of JPMAM clients;

•	a record of each vote cast on behalf of JPMAM client holdings;

•	a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;

•	a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and

•

a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

Exhibit A

JPMorgan Chase Bank, N.A.

J.P. Morgan Asset Management (UK) Limited

J.P. Morgan Investment Management Inc.

JF Asset Management Limited

J.P. Morgan Asset Management (Singapore) Limited

JF International Management Inc.

J.P. Morgan Private Investments, Inc.

Bear Stearns Asset Management

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Corporate Governance Policy & Voting Guidelines

II.	Proxy Voting Guidelines

JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

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Corporate Governance Policy & Voting Guidelines

A.	North America

1.	Board of Directors

A.	Uncontested Director Elections

Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

1)	attend less than 75 percent of the board and committee meetings without a valid excuse for the absences

2)

adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

3)

are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees. For purposes of defining “affiliation” we will apply either the NYSE listing rule for companies listed on that exchange or the NASDAQ listing rule for all other companies.

4)

ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast. The review period will be the vote results over a consecutive two year time frame.

5)	are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

6)	are insiders and affiliated outsiders on boards that are not at least majority independent. In the case of a controlled company, vote case-by case on the directors.

7)	are CEOs of publicly-traded companies who serve on more than two public boards (besides his or her own board) and all other directors who serve on more than four public company boards.

8)

are compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a – Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

9)

are audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.

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Corporate Governance Policy & Voting Guidelines

10)

are compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

11)	demonstrated history of poor performance or inadequate risk oversight.

12)	and/or committee members when the board adopts changes to the company’s by-laws or charter without shareholder approval if the changes materially diminish shareholder rights.

13)

chair the board, are lead independent directors, or chair governance committees of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation.

14)	for newly public companies, vote case-by-case on directors as we believe the company should have the appropriate time frame to mature and better its governance structure and practices.

B.	CEO Votes

Except as otherwise described above, we generally do not vote against a sitting CEO in recognition of the impact the vote may have on the management of the company.

C.	Proxy Access

Generally vote for shareholder proposals requesting companies to amend their by-laws in order to facilitate shareholders’ ability to nominate candidates for directors as long as the minimum threshold of share ownership is 3% (defined as either a single shareholder or group of shareholders) and the minimum holding period of share ownership is 3 years. Generally, we will oppose proposals which restrict share ownership thresholds to a single shareholder.

We recognize the importance of shareholder access to the ballot process as one means to ensure that boards do not become self-perpetuating and self-serving. We generally support the board when they have adopted proxy access at a 3% / 3 year threshold either through a majority supported shareholder ballot or by adopting the bylaw on its own initiative. However, we are also aware that some proposals may promote certain interest groups to the detriment of shareholders generally and could be disruptive to the nomination process. Hence, we will generally vote against shareholder proposals which seek to amend an existing proxy access by law unless the terms of the proxy access right is unduly restrictive to shareholders.

2.	Proxy Contests

A.	Election of Directors

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

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Corporate Governance Policy & Voting Guidelines

B.	Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3.	Ratification of Auditors

Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

4.	Proxy Contest Defenses

A.	Board Structure: Staggered vs. Annual Elections

Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:

•	Majority of board composed of independent directors,

•	Nominating committee composed solely of independent directors,

•	Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,

•	Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

•	Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

•	Absence of superior voting rights for one or more classes of stock,

•	Board does not have the sole right to change the size of the board beyond a stated range that been approved by shareholders, and

•	Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

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Corporate Governance Policy & Voting Guidelines

B.	Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.	Cumulative Voting

Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

•	Annually elected board,

•	Majority of board composed of independent directors,

•	Nominating committee composed solely of independent directors,

•	Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

•	Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

•	Absence of superior voting rights for one or more classes of stock,

•	Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

•	Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

D.	Shareholder Ability to Call Special Meeting

Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting, should require more than a de minimis number of shares to call the meeting and subject the company to the expense of a shareholder meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E.	Shareholder Ability to Act by Written Consent

We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

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Corporate Governance Policy & Voting Guidelines

We generally vote against proposals to allow or facilitate shareholder action by written consent.

F.	Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5.	Tender Offer Defenses

A.	Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

B.	Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

C.	Greenmail

Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

D.	Unequal Voting Rights

Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

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Corporate Governance Policy & Voting Guidelines

E.	Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F.	Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.	Miscellaneous Board Provisions

A.	Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

(1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

(2) Serves as liaison between the chairman and the independent directors,

(3) Approves information sent to the board,

(4) Approves meeting agendas for the board,

(5) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

(6) Has the authority to call meetings of the independent directors, and

(7) If requested by major shareholders, ensures that he is available for consultation and direct communication;

•	2/3 of independent board;

•	All-independent key committees;

•	Committee chairpersons nominated by the independent directors;

•	CEO performance is reviewed annually by a committee of outside directors; and

•	Established governance guidelines.

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Corporate Governance Policy & Voting Guidelines

Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.

B.	Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

C.	Majority of Independent Directors

We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

Generally vote for shareholder proposals asking for a 2/3 independent board.

D.	Stock Ownership Requirements

Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

E.	Hedging / Pledging of Securities

We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and /or pledging of securities has occurred.

F.	Term of Office

Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

G.	Board Composition

We support board refreshment, independence, and a diverse skillset for directors. We believe that board composition should contribute to overall corporate strategies and risk management and will evaluate the board’s skills, expertise, and qualifications. As a matter of principle, we expect our investee companies to be committed to diversity and inclusiveness in their general recruitment policies as we believe such diversity contributes to the effectiveness of boards. We will utilize our voting power to bring about change where Boards are lagging in gender and racial/ethnic diversity. We will generally vote against the chair of the Nominating Committee when the issuer does not disclose the gender or racial and ethnic composition of the Board. Aggregated diversity data will be considered as adequate in instances where individual directors do not wish to disclose personal

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Corporate Governance Policy & Voting Guidelines

identification. We will generally vote against the chair of the Nominating Committee when the issuer lacks any gender diversity or any racial/ethnic diversity unless there are mitigating factors. Mitigating factors include, among other factors, recent retirement of relevant directors, a relatively new public company, and an ongoing search for a director. We generally will vote case-by-case on shareholder proposals which seek to force the board to add specific expertise or to change the composition of the board.

H.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

I.	Board Size

Vote for proposals to limit the size of the board to 15 members.

J.	Majority Vote Standard

We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

7.	Miscellaneous Governance Provisions

A.	Independent Nominating Committee

Vote for the creation of an independent nominating committee.

B.	Confidential Voting

Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

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Corporate Governance Policy & Voting Guidelines

C.	Equal Access

Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

D.	Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

E.	Charitable Contributions

Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

F.	Date/Location of Meeting

Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

G.	Include Nonmanagement Employees on Board

Vote against shareholder proposals to include nonmanagement employees on the board.

Constituency representation on the board is not supported, rather decisions are based on director qualifications.

H.	Adjourn Meeting if Votes are Insufficient

Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

I.	Other Business

Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

J.	Disclosure of Shareholder Proponents

Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

K.	Exclusive Venue

Generally, vote for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes, if the company is a Delaware corporation; otherwise, vote on a case-by-case basis on management proposals which seek shareholder approval to make the state of incorporation, or another state, the exclusive forum for disputes.

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Corporate Governance Policy & Voting Guidelines

8.	Capital Structure

A.	Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

B.	Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

C.	Reverse Stock Splits

Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

D.	Blank Check Preferred Authorization

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

E.	Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F.	Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

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Corporate Governance Policy & Voting Guidelines

G.	Restructurings/Recapitalizations

Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:

Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control—Will the transaction result in a change in control of the company?

Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clearsigns of self-dealing or other abuses.

H.	Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

I.	Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placemen by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9.	Executive and Director Compensation

A.	Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.

In addition, we will assess the structure of the equity plan taking into consideration certain plan features as well as grant practices. This will include whether dividends are paid or accrued to the unvested equity awards. Once the cost of the plan is estimated and other features are taken into consideration, the plan will be reviewed to determine if it is in the best interest of the shareholders. Problematic pay practices will have a bearing on whether we support the plan. We will consider the pay practices of other companies in the relevant industry and peer companies in this analysis.

Review case-by-case stock based plans for companies which rely heavily upon stock for incentive compensation, taking into consideration the factors mentioned above. These companies include high growth and financial services companies where the plan cost as measured by shareholder value transfer (SVT) appears to be high.

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Corporate Governance Policy & Voting Guidelines

For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

B.	Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

C.	Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

D.	Say on Pay – Advisory Vote

Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.

Where the company’s Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support. Where executive compensation seems excessive relative to peers and is not supported by long term performance, or where we believe performance metrics and targets used to determine executive compensation are not aligned with long term shareholder value, WITHHOLD from select members of the compensation committee.

In the case of externally-managed REITs, generally vote against the advisory vote as there is a lack of transparency in both compensation structure and payout.

Say on Pay - Frequency

JPMAM will review compensation versus long/term performance on an annual basis.

E.	Golden and Tin Parachutes

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

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Corporate Governance Policy & Voting Guidelines

Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

F.	401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

G.	Employee Stock Purchase Plans

Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.

Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

H.	Option Expensing

Generally, vote for shareholder proposals to expense fixed-price options.

I.	Option Repricing

In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals, provided such options are valued appropriately.

J.	Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

K.	Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

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Corporate Governance Policy & Voting Guidelines

L.	Recoup Bonuses
1.

Vote FOR on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

2.

Vote FOR shareholder proposals to recoup incentive payments if it is determined that the individual engaged in misconduct or poor performance prior to payment of the award or bonus, and that such award or bonus would not have been paid, in whole or in part, had the misconduct or poor performance been known prior to payment.

M.	Two Tiered Compensation

Vote against proposals to adopt a two tiered compensation structure for board directors.

10.	Incorporation

A.	Reincorporation Outside of the United States

Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.

B.	Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

C.	Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11.	Mergers and Corporate Restructurings

A.	Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

B.	Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

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Corporate Governance Policy & Voting Guidelines

C.	Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

D.	Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

E.	Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

F.	Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

G.	Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

H.	Changing Corporate Name

Vote for changing the corporate name.

12.	Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.

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Corporate Governance Policy & Voting Guidelines

With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.

In evaluating how to vote environmental proposals, considerations may include but are not limited to the following—

Issuer Considerations

•	Asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations
•	capital deployment of the company
•	cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs
•	corporate behavior of the company, including whether senior management is incentivized for long-term returns
•	demonstrated capabilities of the company, its strategic planning process, and past performance
•	current level of disclosure of the company and consistency of disclosure across its industry
•	whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework

Proposal Considerations

•

would adoption of the proposal inform and educate shareholders and have companies that adopted proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company

•

does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices

•	does the proposal create the potential for unintended consequences such as a competitive disadvantage.

In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.

Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.

An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support

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Corporate Governance Policy & Voting Guidelines

shareholder resolutions seeking the company to disclose data on workforce demographics including diversity, and release of EEO-1 or comparable data, where such disclosure is deemed inadequate.

We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record, and health and safety. JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.

A.	Military Business

Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

B.	International Labor Organization Code of Conduct

Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

C.	Promote Human Rights

Vote case-by-case on proposals to promote human rights.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

D.	Equal Employment Opportunity and Discrimination

Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

E.	Animal Rights

Vote case-by-case on proposals that deal with animal rights.

F.	Product Integrity and Marketing

Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

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Corporate Governance Policy & Voting Guidelines

Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

G.	Human Resources Issues

Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

H.	Link Executive Pay with Social and/or Environmental Criteria

Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

I.	High Risk Markets

Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.

J.	Political Contribution

Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.

Vote against proposals to publish the company’s political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.

13.	Foreign Proxies

Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committees located in London, Tokyo, and Hong Kong. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department.

14.	Pre-Solicitation Contact

From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

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What is material non-public information?

The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor’s decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

•	a pending acquisition or sale of a substantial business;

•	financial results that are better or worse than recent trends would lead one to expect;

•	major management changes;

•	an increase or decrease in dividends;

•	calls or redemptions or other purchases of its securities by the company;

•	a stock split, dividend or other recapitalization; or

•	financial projections prepared by the Company or the Company’s representatives.

What is pre-solicitation contact?

Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?” to very specific inquiries, e.g., “Here’s a term sheet for our restructuring. Will you vote to approve this?”

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Proxy Administrator immediately. The Company or its representative should be instructed that all further contact should be with the Proxy Administrator. The Proxy Administrator will make the determination to contact the Legal/Compliance departments if needed.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be escalated by the Proxy Administrator to the Legal/Compliance Department.

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B.	Europe, Middle East, Africa, Central America and South America

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I.	POLICY

Corporate Governance addresses the agency problems that are induced by the separation of ownership and control in the modern corporation. J.P. Morgan Asset Management (‘JPMAM’) is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business at all times.

We have set out herein the principles which provide the framework for our corporate governance and proxy voting activity. Although these apply primarily to the UK and Europe and therefore principally concern accounts managed from the London office, our colleagues in New York, Tokyo and Hong Kong have similar guidelines, consistent with law and best practice in these different locations. Full details are available on request.

Our UK Guidelines are based on the revised UK Corporate Governance Code. Any company complying with its provisions can usually expect JPMAM to support its corporate governance policies. JPMAM works closely with the UK Financial Reporting Council (FRC) and the Investment Association (IA), and we abide by these organisations’ corporate governance principles and also take their guidance into account when implementing our policy. If a company chooses to deviate from the provisions of the Code, we will give the explanations due consideration and take them into account as appropriate, based on our overall assessment of the standards of corporate governance evidenced at the company.

For Continental European markets, we expect companies to comply with local Corporate Governance Codes, where they exist. We fully recognise that, in certain European markets, there are areas where local law or practice prescribe differing structures or processes to those found in the UK, which must be taken into account. In markets where a comparable standard does not exist, we will use our own Guidelines as the primary basis for our voting and corporate governance activity, whilst taking local market practice into consideration where applicable. JPMAM also is a member of the European Funds and Asset Management Association (EFAMA), the International Corporate Governance Network (ICGN) and the Asian Corporate Governance Association (ACGA) and will take their guidance into account where appropriate.

In our view, our Guidelines meet with the requirements of the US Department of Labor recommendations as they apply to ERISA and US Mutual Funds.

Voting

JPMAM manages the voting rights of the shares entrusted to it as it would manage any other asset (although it should be noted that not all of our clients delegate voting authority to us. Some do not authorise us to vote, or delegate voting to a third party). It is the policy of JPMAM to vote shares held in its clients’ portfolios in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security. So far as is practicable we will vote at all of the meetings called by companies in which we are invested.

It should be noted that JPMAM treats every proxy on a case-by-case basis, voting for or against each resolution, or actively withholding our vote as appropriate. Our primary

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concern at all times is the best economic interests of our clients. These Guidelines are therefore an indication only of JPMAM’s normal voting policy. The investment analyst or portfolio manager always has discretion to override the policy should individual circumstances dictate.

Certain markets require that shares being tendered for voting purposes are temporarily immobilised from trading until after the shareholder meeting has taken place. Other markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, empowered with Power of Attorney documentation which can represent considerable cost to clients. Elsewhere, notably Emerging Markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific financial risks where, for example, voting can preclude participating in certain types of corporate action. In these instances, it may sometimes be in our clients’ best interests to intentionally refrain from voting in certain overseas markets from time to time.

As our Guidelines are primarily targeted at companies listed on main stock exchanges, it is sometimes difficult for smaller companies to apply the same corporate governance rules and we will look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters;

(1) to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; (2) review and approve the Guidelines annually; and (3) provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of at least 3 Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate. The Global Head of Sustainable Investing is a member of each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMAM’s approach to governance issues including proxy voting worldwide and coordinating regional proxy voting guidelines and procedures in accordance with applicable regulations and best practices.

Stewardship and Engagement

As long-term owners, we regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. For UK and European companies in particular, Investment Stewardship specialists routinely attend scheduled one-to-one meetings alongside analysts and portfolio managers, as well as convene dedicated meetings as required in order to debate areas of concern. JPMAM was

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a founding signatory to the UK Stewardship Code and we believe that our existing stewardship policies meet or exceed the standard required under the Code. Our full statement of compliance is available to view or download on our website.

Conflicts of Interest

Typical conflicts include where JPMC or its Affiliates are involved in a transaction at an investee company, or provide banking or other services, or where JPM personnel sit on other company boards.

In order to maintain the integrity and independence of JPMAM’s proxy voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC’s securities, lending, investment banking and other divisions to JPMAM investment professionals. The policy is available to download from our website.

A conflict is deemed to exist when voting in relation to JPMorgan Chase & Co, or for JPMorgan Funds, or when JPMAM has knowledge that a JPMorgan affiliate is an advisor or has rendered a fairness opinion with respect to the matter being voted upon. When such conflicts are identified, JPMAM will call upon an independent third-party to make the voting decision, either in accordance with JPMAM voting guidelines or by the third party using its own guidelines, or when a JPMorgan affiliate receives a voting recommendation from a third party, as guided by Compliance. In certain circumstances, we may elect not to vote. A record of all such decisions is available to clients on request.

Stocklending

Stock which is lent cannot normally be voted, as the right to vote is effectively lent with the shares. For routine voting, JPMAM views the revenue from lending activities to be of more value to the client than the ability to vote. However, we reserve the right to recall stock on loan in exceptional circumstances, in order to protect our clients’ interests in the event of a particularly important or close vote, or if we feel lent stock risks being used in a manner which may impede ongoing engagement activity.

Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Investment Stewardship Team.

J.P. Morgan Asset Management

London Proxy Committee

January 2021

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II. VOTING GUIDELINES

1.	REPORTS & ACCOUNTS

Annual Report

Reports and accounts should be both detailed and transparent and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB) and should meet with the spirit as well as the letter of those reporting standards. We agree with the UK Corporate Governance Code, that the company’s annual report and accounts, when taken as a whole, should be fair, balanced and understandable, a primary outcome of which is for the narrative sections of the annual report to reflect more accurately the company’s position, performance and prospects

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist, together with detailed explanations regarding any area of non-compliance.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

Remuneration Report

The remuneration policy as it relates to senior management should ideally be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of individual director’s emoluments. We will endeavour to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report and, if appropriate, members of the Remuneration Committee, if we feel that explanation is insufficient. Any material changes to compensation arrangements should be put to shareholders for approval.

Under the requirements of SRD II (Shareholder Rights Directive), and best practice under the European Commission’s guidelines, companies are asked to provide disclosure on amounts paid to executives, alignment between company performance and pay out to executives. Companies should provide disclosure of variable incentive targets, levels of achievement and performance awards made after the performance period. Companies should clearly outline discretionary authority by the board or remuneration committee to adjust pay outcomes.

We encourage companies to provide information on the ratio of CEO pay to median employee pay, and explain the reasons for changes to the ratio year on year and how it is consistent with the company’s wider policies on employee pay, reward and progression. Companies should also have regard to gender pay gaps (if any) and indicate to shareholders how the issue is to be addressed.

Several markets worldwide now have a binding vote on remuneration policy. In our view, remuneration policies should stand the test of time, and should not need amendment on an annual or biennial basis. We would therefore expect votes on remuneration policies to occur normally every third year, the maximum allowed under the regulations, and will regard it as concerning where companies feel the need to bring proposed changes to shareholders more frequently than this. Similarly, reporting under the new regulations should not necessarily lead to

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an increase in the volume of data provided. Investors expect clear and concise reports that are effective at communicating how executive pay is linked to delivery of the company’s strategy in the long-term.

see Compensation

2.	DIVIDENDS

Proposals for the payment of dividends should be presented to shareholders for approval and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we deem the payout ratio to be too low, or if the earnings and cash cover are inadequate and payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3.	BOARD OF DIRECTORS

Board Structure

Companies should be controlled by an effective board, with an appropriate balance of executive and non-executive directors, such that no single stakeholder or group of stakeholders has a disproportionate or undue level of influence. JPMAM is generally in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We find that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.

In our view, the board has a vital role to play in shaping and embedding a healthy corporate culture. The values and standards of behaviour set by the board are an important influence on culture within the organisation and we believe there are strong links between governance and establishing a culture that supports long-term success. In our view, there is a role for the board in establishing and promoting the culture, values and ethics of the company and in setting the ‘tone from the top’. We agree with the UK Financial Reporting Council (FRC), that a company’s culture should promote integrity and openness, value diversity and be responsive to the views of shareholders and wider stakeholders.

Board Independence

JPMAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.

We agree with the ICGN, that the majority of a board should be independent, especially if the company has a joint Chairman / CEO. JPMAM will use its voting powers to encourage appropriate levels of board independence, whilst taking into account local market practice

In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings. Boards should also create and maintain a formal succession plan, to ensure orderly refreshment of the board, and minimise over-dependence on any certain individual.

Chairman

Boards should be headed by an effective Chairman, who is independent on appointment, and who meets the same ongoing independence criteria, including tenure, as other non-executive directors. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMAM believes that the roles of Chairman

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and Chief Executive Officer should normally be separate and will generally vote against combined posts.

Board Size

Board size should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favour of reducing excessively-large boards wherever possible. Boards with more than 15 directors are usually deemed excessively large, whereas less than 5 directors may be too small to provide sufficient levels of independence for key committees.

Board Diversity

JPMAM is committed to supporting inclusive organisations where everyone can succeed on merit, regardless of gender, sexual orientation, disability or ethnic and religious background. Recruiting individuals with unique skills, experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members. Although we do not endorse quotas, we expect boards to have a strategy to improve female representation in particular. To this end, we generally support the target of one-third of board positions being held by women, as recommended by the UK Government’s Women on Boards Report, the Davies Review and the Hampton-Alexander Review. We will utilise our voting power to bring about change where companies are lagging, as well as engage with Nominations Committees where appropriate. We also expect companies to consider diversity in its widest sense, both at board level and throughout the business. In support of the Parker Review, we will monitor changes of UK Boards, in increasing ethnic diversity, and ask for transparency and disclosure of progress made.

Board Committees

Boards should delegate key oversight functions, such as responsibility for Audit, Nominations and Remuneration issues, to independent committees. The Chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisers where appropriate at the company’s expense.

Audit Committees should consist solely of non-executive directors, who are independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of financial literacy. Formal arrangements should be in place for the committee to hold regular meetings with external auditors, without executive or staff presence and they should have an explicit right of unrestricted access to company documents and information.

Nomination Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include assessing the skills, diversity and competencies of directors, to ensure that the board has an appropriate range of expertise. The Committee should also manage the process for formally evaluating the performance of the board, its committees and directors, and reporting on this process to shareholders in the Annual Report, as well as maintaining formal and transparent arrangements for succession planning for the board and senior executives.

Remuneration Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include reviewing and recommending policies relating to remuneration, retention and termination of senior executives, ensuring that, through these policies, executives are properly motivated to drive the long term success of the company, and

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that incentives are appropriately aligned, and overseeing the remuneration framework for non-executive directors. The Remuneration Committee should be ready to engage with and where necessary, receive feedback from, relevant stakeholders including large institutional shareholders and the wider workforce.

See Remuneration Report

Boards of banks, or other large or complex companies, should establish a Risk Committee to provide independent oversight and advice to the board on the current risk exposures of the entity and future risk strategy, in order to manage these issues effectively within their business. These bodies should give a summary of their activities in the Annual Report.

Director Independence

We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict and has not been employed in an executive capacity by the company for at least the previous ten years.

A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer normally be deemed to be independent. Directors staying on beyond this duration would require the fullest explanation to shareholders, and we would expect such directors to offer themselves for re-election annually.

In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

Director’s Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding and may not release the board from its legal responsibility.

JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

Companies may arrange Directors and Officers (‘D&O’) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.

Multiple Directorships

Non-executive directors should have sufficient time to meet their board responsibilities. In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than three significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

We agree with the UK Corporate Governance Code that no single individual should chair more than one major listed company.

Investment Trust and Fund Directors

In the UK, the Boards of investment trust companies are unusual in being normally comprised solely of non-executive directors. JPMAM generally prefers that the majority of such boards

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(including the Chairman) are independent of the management company. We believe this to be appropriate and expect investment trust boards to comply with the Association of Investment Companies (AIC) Code of Corporate Governance.

We note that the AIC Code does not make explicit recommendations on board tenure. We take this into account when assessing director independence, although we agree with the AIC that investment trust companies should have a formal policy on tenure and that any director serving beyond three terms should offer themselves for re-election annually. We also believe that at least half of the board of an investment trust company (including the Chairman) should be non-executive directors having served for less than nine years, in order to ensure that the board does not become ossified with a large number of long-serving directors.

SICAV and other fund board directors should comply with the ALFI Code of Conduct, or equivalent codes where they exist.

4.	COMPENSATION

Directors’ Contracts

JPMAM believes that directors’ contracts should be of one year’s duration or less, and payments on termination should not exceed one year’s fixed compensation. This is accepted market best practice in the UK as well as other major European markets.

Special provisions whereby additional payment becomes due in the event of a change of control are an inappropriate use of shareholder funds and should be discouraged. Market practice regarding the length of director’s service contracts varies enormously

: JPMAM is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMAM will take into account local market practice when making judgements in this area. Company Chairmen should not normally have executive-style contractual arrangements with the company which include severance terms.

Executive Director’s Remuneration

Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent, simple to understand and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report. Compensation should contain both a fixed element, set by reference to the external market but always cognisant of pay within a company’s general workforce, and a variable element, which fully aligns the executive with shareholders and where superior awards can only be achieved by attaining superior performance.

Due consideration should also be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, in order to incentivise appropriate behaviours and, more importantly, discourage excessive risk taking, which may be detrimental to shareholders. Compensation arrangements should provide alignment between managers and shareholders across the cycle, and due consideration should be given to devices such as clawback or bonus/malus arrangements in order to avoid payment for failure.

JPMAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by

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independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.

We believe firmly that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least two year’s salary, which should be maintained for the duration of employment. Increasingly, we expect directors to maintain a meaningful shareholding in the company for at least one year following their departure. Unvested stock from in-flight incentive plan cycles may count towards this shareholding requirement.

Transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made. Similarly, recruitment awards for incoming executives should be limited to the value of awards forgone, and be granted on equivalent terms.

Non-Executive Director’s Remuneration

JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options or performance based share awards.

Fixed Compensation

Executives are entitled to a basic salary set by reference to the external market and in particular benchmarked against the company’s immediate peers. Acknowledging that salary often forms the basis for variable compensation, we believe annual increases in salary should be limited and generally in line with the wider workforce of the company. Substantial increases in salary should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.

Variable Compensation

We generally prefer any variable compensation arrangement to have a short-term and long-term component. Annual bonuses are now a common feature of compensation packages. We prefer that bonuses be capped at a multiple of salary benchmarked against a company’s sector. In industries that operate an overall bonus pool we at least expect a cap on the overall potential pool. Whilst we recognise that annual bonus targets are often, though not always, commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonus for executives should take the form of cash and shares deferred for a defined period of time. Bonus malus and/or clawback are also expected features of any bonus scheme.

For the long-term component, share-based Long-Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give directors incentive to perform at the highest levels, and grants under such schemes should be subject to appropriate performance criteria which are challenging and which reflect the company’s long-term strategy and objectives over an appropriate period (at least three years, and preferably five years or more) There should be no award for below-median performance, and awards for at-median performance should be modest. Beneficiaries should be encouraged to retain any resultant shares for a suitable time, and should not benefit from free-matching shares for no other reason than a decision to defer compensation already earned. Restricted Share Awards (RSAs), which substitute traditional performance criteria in exchange for long-term ownership of company stock, may be appropriate for some companies. Any move to RSAs should be fully justified by the remuneration committee. We will also wish to satisfy our selves that the company has demonstrated historically appropriate levels of remuneration and has established a relationship of trust with shareholders. If moving from

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traditional long-term incentives to restricted shares, the remuneration committee should consider the appropriate level of discount to award levels, to reflect the certainty of restricted shares. Restricted shares should, in our view, be retained for a period of time after retirement or departure from the company, in order to incentivise executives to ensure an orderly transition.

We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, the backdating of awards or discounted awards.

All incentive plans should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. They should also take into account appropriate levels of dilution. Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

In all markets JPMAM will vote in favour of well-structured schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders in advance. We also favour simplicity both in the number of variable incentive schemes and in their structure. We will vote against payments which are excessive, or performance criteria which are undemanding, or where there is excessive discretion exercised by remuneration committees. We will also oppose incentive arrangements which are not subject to formal caps, or appropriate tapering arrangements. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.

Pensions

JPMAM believes that executive pension arrangements should mirror those of the wider workforce particularly with regard to contribution levels. JPMAM believes it is inappropriate for executives to participate in pension arrangements which are materially different to those of employees (such as receiving a higher contribution, or continuing to participate in a final salary arrangement, when employees have been transferred to a defined contribution scheme). One-off payments into individual director’s pension schemes, changes to pension entitlements and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.

5.	AUDITORS

Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent, or where there has been an audit failure. The length of time both the audit company and the audit partner have served in their capacity with a given company may be a factor in determining independence.

Auditor Rotation

In order to safeguard the independence of the audit, companies should rotate their auditor over time. We agree with the provisions of the UK Competition Commission, that companies should put their external audit contract out to competitive tender at least every ten years.

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Auditor Remuneration

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy. A mechanism should be in place to ensure that consultancy work is put out to competitive tender.

We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.

Auditor Indemnification

JPMAM is opposed to the use of shareholders’ funds to indemnify auditors.

see Audit Committee

6.	ISSUE OF CAPITAL

Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Any new issue of equity should take into account appropriate levels of dilution.

JPMAM believes strongly that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis. Pre-emption rights are a fundamental right of ownership and we will vote against ‘cash box’ structures or other attempts to suspend, bypass or eliminate pre-emption rights, unless they are for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions). We prefer that these issuances are sought annually, and generally do not support multi-year capital issuances, or shares which are issued at a preferential discount to third parties as part of a related-party transaction.

JPMAM will vote against increases in capital which would allow the company to adopt ‘poison pill’ takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long-term.

Issue of Debt

JPMAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as issuances which would result in the company reaching an unacceptable level of financial leverage, where there is a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defence.

Share Repurchase Programmes

JPMAM will vote in favour of share repurchase or buy-back programmes where the repurchase would be in the best interests of shareholders and where the company is not thought to be able to use the cash in a more useful way. We will vote against abusive schemes, or where shares are repurchased at an inappropriate point in the cycle, or when shareholders’ interests could be better served by deployment of the cash for alternative uses.

7.	MERGERS / ACQUISITIONS

Mergers and acquisitions are always referred to individual portfolio managers and/or investment analysts for a case-by-case decision, based exclusively on the best economic interests of our clients. In exceptional circumstances, we will split our vote and vote differently for individual clients depending on the respective desired investment outcomes of our portfolio managers.

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JPMAM may occasionally split its vote between different client constituents for technical reasons, such as cross-border mergers where certain groups of clients may not be able to hold the resultant stock, or to reflect differing portfolio strategies and/or investment outcomes.

As a general rule, JPMAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

8.	RELATED-PARTY TRANSACTIONS

Related party transactions (RPTs) are common in a number of jurisdictions. These are transactions between a company and its related parties, and generally come in two forms: one-off transactions, typically asset purchases or disposals, and; recurring transactions occurring during the ordinary course of business, usually in the form of the ongoing sale and purchase of goods and services.

According to the materiality and nature of the transaction, the RPT may need to be disclosed and submitted to a shareholder meeting for approval. Any shareholder who has a material interest in the transaction should abstain from voting on the resolution. If a RPT requires shareholder approval, the company should establish a board committee comprising solely of independent directors, and appoint an independent advisor to prepare a recommendation to minority shareholders.

We will assess one-off transactions on a case by case basis. Where we are convinced by the strategic rationale and the fairness of the transaction terms, we will vote in favour. At the same time, we would expect the independent directors to disclose how they have made their recommendation to minority shareholders, so that shareholders can make an informed decision on this transaction.

For recurring transactions, we would expect that details are disclosed in the Annual Report, and that they be subject to shareholders’ approval on a periodic basis. We would expect all such transactions to have been conducted on an arms-length basis, on normal commercial terms.

9.	VOTING RIGHTS

JPMAM believes in the fundamental principle of ‘one share, one vote’. Accordingly, we will vote to phase out dual voting rights or classes of share which either confer special voting rights to certain stakeholders, or restricted voting rights and we will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as voting right limits or cumulative voting; directors should represent all shareholders equally and voting power should accrue in direct proportion to the shareholder’s equity capital commitment to the company.

Minority shareholders should be protected from abusive actions by, or in the interests of, controlling shareholders, acting either directly or indirectly, and should have effective means of redress. Shareholders should also have the right to formally approve material related-party transactions at Annual General Meetings.

While certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments to require inappropriate supermajority votes, or supermajority requirements which are being introduced as a tool to entrench management.

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10.	OTHERS

Poison Pills

Poison pills, or shareholder rights plans, are devices designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined ‘triggering event’ occurring (such as an outsider’s acquisition of a certain percentage of stock). Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for shareholders, not managers, to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they are used as tools to entrench management.

JPMAM will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

Composite Resolutions

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or ‘bundled’ resolutions, depending on the context and local market practice.

Any amendments to Articles of Association should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than in bundled slates.

AOB

We will generally vote against ‘any other business’ resolutions where we cannot determine the exact nature of the business to be voted on.

Social / Environmental Issues

Companies should conduct their business in a manner which recognises their responsibilities to employees and other stakeholders, as well as broader society and the environment. We expect major listed companies in particular to have established a Corporate Social Responsibility (CSR) Committee or similar body with responsibility for these issues. Such a function should have direct access to the board and, ideally, there should be a designated main board director responsible. We expect companies to publish a separate CSR Report, or to provide a CSR statement within their Annual Report, or on their website.

Where social or environmental issues are the subject of a proxy vote, JPMAM will consider the issue on a case-by-case basis, keeping in mind the best long-term interests of our clients.

We will generally support constructive resolutions, intended to bring about positive improvement at portfolio companies, or to enhance CSR disclosure. We encourage reporting that is material, informative and does not place the company at a competitive disadvantage. Disclosure should provide meaningful information that enables shareholders to evaluate the impact of the company’s environmental, social and governance (ESG) policies and practices. Companies should be good corporate citizens while enhancing long-term shareholder and stakeholder value.

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Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

Political Issues

JPMAM does not support the use of shareholder funds for political donations.

J.P. Morgan Asset Management

London Proxy Committee

January 2021

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The Proxy Committee has agreed to review this approach periodically, in accordance with the Principles. Finally, it should be pointed out that this statement is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Investment Stewardship Team.

Our Statement of Compliance with the UK Stewardship Code can be viewed here:

https://am.jpmorgan.com/blob-gim/1383663243942/83456/FRC_Stewardship_Code_UK.pdf

Or follow the link to the FRC website:

https://www.frc.org.uk/Our-Work/Codes-Standards/Corporate-governance/UK-Stewardship-Code/UK-Stewardship-Code-statements.aspx

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C. Asia ex Japan

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I.	Corporate Governance Principles

J.P. Morgan Asset Management (JPMAM) is committed to meeting client objectives by delivering the strongest possible risk-adjusted returns. We believe that a key contributor to this is a thorough understanding of the corporate governance practices of the companies in which we invest. We expect all our investee companies to demonstrate the highest standards of governance in the management of their businesses, as far as is reasonably practicable.

We have set out in this document some information underpinning the principles behind our proxy voting guidelines. These principles are based on the OECD’s Principles of Corporate Governance, as well as on the governance codes of the jurisdictions in which our investee companies are domiciled. But regardless of location or jurisdiction, we believe companies should abide by the following:

Board and Director Responsibilities

Companies should be headed by a strong and effective board to drive the long term success of the company. It should contain an appropriate combination of executive and non-executive directors, able to make decisions on behalf of all shareholders, separate from the individual interests of management and / or controlling shareholders. The board should set strategic objectives, oversee operational performance and establish the company’s long term values and standards. At the same time it should be responsible for establishing prudent and effective risk controls to protect the company’s assets and safeguard shareholder interests. Finally, the board should be responsible for selecting the key executives tasked with developing and executing corporate strategy, and for ensuring that executive remuneration is aligned with the longer term interests of shareholders. All directors should act in the best interests of the company and its shareholders, consistent with their statutory and fiduciary obligations.

Shareholder Rights

Shareholders should have the opportunity to participate in, and vote at, general meetings, and should be furnished with sufficient information on a timely basis to make informed voting decisions. Arrangements that enable certain shareholders to obtain a disproportionate degree of control relative to their equity ownership should be disclosed upfront, and anti-takeover devices should not be used to shield management and the board from ongoing accountability.

Equitable Treatment

All shareholders of the same class should be treated equally, and all shares within the same class should carry the same rights. Impediments to cross border voting should be eliminated, and companies should not make it difficult or expensive for shareholders to cast their votes. Minority shareholders should be protected from unfair and / or abusive actions by controlling shareholders.

Stakeholders’ Rights

Stakeholders, including individual employees and their representative bodies, should be able to communicate their concerns about illegal or unethical practices to the board, and their rights should not be compromised for doing so. Where stakeholders participate in the corporate governance process, they should have access to relevant and timely information for that participation to be effective.

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Sustainability

All companies should conduct themselves in a socially responsible way. Non-financial environmental and social issues have the potential to seriously impair the value of businesses, as well as create significant reputational damage. We expect the companies in which we invest, to behave in an ethical and responsible manner, observing their wider societal obligations to their communities and to the environment. Since transparency in how a business manages ESG risks is increasingly part of the overall value proposition, we believe that companies will only thrive in the longer term if they put sustainability at the heart of their governance processes.

Disclosure and Transparency

Companies should ensure that accurate information on all matters of relevance is publicly disclosed, to allow shareholders to make an informed and balanced assessment of a company’s performance and its prospects. This should include its operating performance, its financial condition, and its governance practices and policies. Information about board members, including their qualifications, other company directorships and their level of independence should be disclosed, so that shareholders can make an informed assessment of their suitability in their proxy voting decisions.

Our assessment of corporate governance practice is based on the regulations and codes of best practice in the jurisdictions in which our investee companies are domiciled. Any company complying with these codes, and with the general principles stated above, should usually expect to receive our support. If a company chooses to deviate from the provisions of the governance codes specific to its jurisdiction, we will give its explanation due consideration and take this into account in our proxy voting, based on our assessment of its governance standards.

II.	Policy and Procedures

Proxy Voting

JPMAM manages the voting rights of the shares entrusted to us, as we would manage any asset, although it should be noted that not all clients delegate voting authority to us; some retain voting decisions for themselves or delegate voting to a third party. But where authorized to do so, it is the policy of JPMAM to vote shares held in client portfolios in a prudent and diligent manner, based on our reasonable judgment of what is in the best interests of clients.

JPMAM treats every proxy on a case-by-case basis, voting for or against each resolution, or actively withholding our vote as appropriate. Our concern at all times is the best economic interests of our clients. These Guidelines are therefore an indication of JPMAM’s normal voting policy, since our investment professionals always have the discretion to override these guidelines should individual circumstances dictate.

To assist us in the filing of proxies, JPMAM retains the services of Institutional Shareholder Services Inc. (ISS), a proxy voting services advisor. As part of this service, ISS makes recommendations on each board resolution requiring a shareholder vote. While we take note of these recommendations, we are not obliged to follow them if we have a contrary view; our portfolio managers vote according to our own governance principles and guidelines, and our own research insights. Records of our voting activities are maintained by our Asset Servicing group, and any deviation from our stated policies is documented, to ensure all proxies are exercised appropriately.

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So far as is practicable, we vote at all meetings called by companies in which we are invested. However, certain markets may require that shares being tendered for voting are temporarily immobilized from trading until after the shareholder meeting has taken place. Other markets may require a local representative to be hired, under a Power-of-Attorney, to attend the meeting and vote on our behalf; this can incur considerable additional cost to clients. Finally, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific circumstances where voting can preclude participating in certain types of corporate actions. In these instances, it may sometimes be in clients’ best interests to intentionally refrain from voting. But in all other circumstances we endeavour to safeguard clients’ interests.

We note that it can be difficult for smaller companies in emerging economies to apply the same governance standards, as it is for companies operating in developed economies and markets. We will look at any governance related issues of such companies on a case-by-case basis, and take their context into account before arriving at our voting decision. Nevertheless, we encourage all companies to apply the highest standards of governance wherever possible, in the belief that strong standards of governance will ultimately translate into higher shareholder returns.

Proxy Committee

The responsibility for JPMAM’s voting policy for portfolios managed in the Asia Pacific region (outside Japan) lies with the Asia ex-Japan Proxy Committee. The Committee’s role is to set JPMAM’s corporate governance policy and practices in respect of investee companies, and to oversee the proxy voting process. The Committee is composed of senior investors and corporate governance professionals, supported by specialists from Legal, Compliance, Risk and other relevant groups. The Committee meets quarterly and reports into the AM APAC Business Control Committee as well as the Global Head of Sustainable Investing. The Global Head of Sustainable Investing is a member of each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMAM’s approach to governance issues including proxy voting worldwide and coordinating regional proxy voting guidelines and procedures in accordance with applicable regulations and best practices.

Stewardship and Engagement

As long term owners, we regard regular, systematic and direct contact with senior company management as essential in helping us discharge our stewardship responsibilities. We therefore engage actively with our investee companies, to keep abreast of strategic, operating and financial developments in order to ensure that our clients’ interests are represented and protected. Where appropriate, our stewardship specialists may convene meetings with company representatives at the boardroom level to discuss issues of particular concern.

JPMAM endorses the stewardship principles promoted by different regulators and industry bodies in the region. We believe our existing stewardship activities meet the standards required under these principles. Our statements of commitment can be viewed from our website or by accessing the following links:

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For the Singapore Stewardship Principles for Responsible Investors supported by Monetary Authority of Singapore (MAS) and Singapore Exchange (SGX):

https://am.jpmorgan.com/content/dam/jpm-am-aem/asiapacific/sg/en/policies/singapore-stewardship-principles-for-responsible-investors.pdf

For the Principles of Responsible Ownership issued by the Securities and Futures Commission (SFC) in Hong Kong:

https://am.jpmorgan.com/content/dam/jpm-am-aem/asiapacific/hk/en/corporate-governance-pdf/PRO1609.pdf

For the Principles of Internal Governance and Asset Stewardship issued by the Financial Services Council (FSC) of Australia:

https://am.jpmorgan.com/content/dam/jpm-am-aem/asiapacific/au/en/policies/principles-internal-governance-asset-stewardship.pdf

For, more information on our stewardship activities, please refer to our white paper on Investment-led Stewardship which is available from our website, or by accessing the following link:

https://am.jpmorgan.com/blob-gim/1383664293468/83456/J.P.%20Morgan%20Asset%20Management%20investment%

20stewardship%20statement.pdf

Conflicts of interest

JPMAM is part of the JP Morgan Chase group (JPMC), which provides a range of banking and investment services. Conflicts of interest arise from time to time in the normal course of business, both within and between, JPMC affiliates. However, procedures are in place to make sure these conflicts can be managed and resolved. Typical conflicts may include instances where a JPMC affiliate is involved in a transaction at an investee company, is providing banking or other services for that company, or where JPMC connected personnel may sit on a company’s board.

In order to maintain the integrity and independence of our voting decisions, businesses within the JPMC group have established formal barriers designed to restrict the flow of information between affiliated entities. This includes information from JPMC’s securities, investment banking and custody divisions to JPMAM’s investment professionals. A formal policy with respect to Conflicts of interest Disclosure has been established to manage such conflicts, and is available for download from our website.

Where a material conflict of interest is identified with respect to proxy voting, JPMAM may contact individual clients to approve any voting decision, may call upon independent third parties (eg, our proxy voting service advisor) to make the voting decision on our behalf, or may elect not to exercise the proxy. A record of all such decisions is kept by the Asset Services group and is reviewed by the relevant Proxy Committee at committee meetings. This record is available to clients upon request.

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III.	Policy Voting Guidelines

1. Report and Accounts

Annual Report

Company reports and accounts should be detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB), and should meet with the spirit as well as the letter of those reporting standards. They should be fair, balanced and understandable, and the narrative sections covering corporate strategy, operating activities and risk management should accurately detail the company’s position, performance and prospects.

The annual report should include a statement of compliance with the relevant codes of best practice in the jurisdictions where they exist, together with detailed explanations regarding any instances of non- compliance.

Legal disclosure varies from jurisdiction to jurisdiction. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient, we will inform company management of our concerns. Depending on the circumstances, we will either abstain from voting, or vote against the relevant resolution put to shareholders. Similar considerations, relating to the use of inappropriate or overly aggressive accounting methods, also apply.

Remuneration Report

Establishing an effective remuneration policy for senior executives is a key consideration at board level. The purpose of remuneration is to attract, retain and reward competent executives who can drive the long term growth of the company; ensuring that remuneration is appropriate for the role assigned should therefore be a particular concern of shareholders. Ideally a company’s remuneration policy, as it relates to senior management, should be presented to shareholders as a separate voting item. However we recognize that practices differ between jurisdictions, and a shareholder vote on this is not yet standard in Asia.

At the same time, we would expect companies to disclose the main components of remuneration for key directors and executives. Ideally this should take into consideration: the amounts paid and the mix between short term and long term awards, the performance criteria used to benchmark awards and whether these are capped or uncapped, and the use made of any discretionary authority by boards or remuneration committees to adjust pay outcomes. In the event that remuneration awards fall outside our guidelines (see Remuneration section below), we will endeavor to seek an explanation from the company, and may vote against remuneration reports and/or members of the remuneration committees, if satisfactory explanations are not forthcoming.

Where shareholders are able to exercise a binding vote on remuneration policies, we believe that such policies should stand the test of time. But in the event that awards are amended or revised, any material changes should be put to shareholders for approval. We encourage companies to provide information on the ratio of CEO pay to median employee pay, and to explain the reasons for changes to the ratio as it unfolds year by year. Companies should also have regard to gender pay gaps and to indicate to shareholders how this issue is being addressed.

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Finally in its reporting to shareholders, remuneration committees and / or boards should provide clear and concise reports that are effective at communicating how executive pay is linked to the delivery of the company’s strategy over the forecast time horizon, and how it is aligned to shareholder interests.

2. Dividends

Practice differs by jurisdiction as to whether companies are required to submit dividend resolutions for approval at shareholder meetings. In some jurisdictions, dividends can be declared by board resolution alone. However, in those jurisdictions where shareholder approval is mandated, we may vote against such proposals if we deem the payout ratio to be too low, particularly if cash is being hoarded with little strategic intent. Conversely, if we consider a proposed dividend to be too high in relation to a company’s underlying earnings capability, we may also vote against the resolution, if we believe this could jeopardize the company’s long term prospects and solvency.

3. Board and Directors

Board Oversight Responsibilities

To ensure sustainable success in the long-term, companies should be controlled by a strong and effective board, which is accountable to shareholders and considers the interests of the various stakeholders they depend on. The board should comprise competent individuals with the necessary skills, background and experience to provide objective oversight of management. All directors should submit themselves for re-election on a regular basis.

We believe that one of the key functions of a board is to set a company’s values and standards, and establish a culture that is geared to the long term success of the enterprise and be responsive to the wider stakeholders. A healthy culture serves as unifying force for the organization, and helps align the stated purpose and core values of the entity with the strategy and business model pursued. Conversely, a dysfunctional culture has the potential to undermine a business and create significant risk for shareholders.

The board should be responsible for defining the values and behaviors that will help the company excel and for ensuring that there is alignment between its purpose, core values, strategic direction and operating activities. The standards of behavior set by the board should resonate across the entire organization. We believe that there are strong links between high standards of governance, a healthy corporate culture, and superior shareholder returns.

Board Independence

We believe that a strong independent board is essential to the effective running of a company. The number of the independent non-executive directors (INEDs) on a board should be sufficient so that their views carry weight in the board’s decision-making. INEDs should be willing and able to challenge the views of the CEO and other directors to ensure that alternative viewpoints are heard. The required number of independent directors on a board is often set by governance codes, but notwithstanding this, we are strongly of the view that the majority of members should be independent to encourage the broadest diversity of opinion and representation of views.

At a minimum, we would expect that INEDs should make up at least one third of all company boards. We will seek for greater independent representation than this where:

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•	The Chairman and CEO role is combined, or

•	The Chairman and CEO are family members, or

•	The Chairman is not independent.

Where we believe there to be an insufficient number of INEDs, we will vote against the re-election of some, or all directors at shareholder meetings, unless an acceptable explanation is provided.

In order to help assess their individual contributions to the company, the time spent on company business by each non-executive director should be disclosed to shareholders, as well as their attendance records at board and committee meetings. Boards should also create and maintain a formal succession plan, to ensure the orderly refreshment of board membership, and to minimize over-dependence on a narrow cohort of individuals.

Chairman

Boards should be headed by an effective Chairman, who, ideally, is independent on appointment. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision-making. JPMAM believes that the roles of Chairman and Chief Executive Officer should be separate to provide for a separation of responsibilities. But in instances where the two roles are combined, a Lead Independent Director should be identified to provide oversight over executive decisions, and to maintain an alternative channel of communication between the board and its shareholders.

In instances where a company does not have an independent Chairman or a designated Lead Director, and where a satisfactory explanation has not been provided, we will vote against the re-election of the Chairman, and other directors, at shareholder meetings.

Board Size

Boards should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favor of reducing excessively large boards wherever possible. Unless the size and complexity of the company demands it, boards with more than 15 directors are usually too large, whereas boards with less than five directors are too small to provide sufficient levels of independent representation on key governance committees. A board should be large enough to manage required governance processes, and yet still sufficiently compact to promote open dialogue between directors.

Board Diversity

We are committed to supporting inclusive organizations where everyone, regardless of gender, sexual orientation, disability or ethnic and religious background, can succeed on merit.

At the board level, we believe that boards which reflect a wide range of perspectives and opinion helps to enhance shareholder value. Diverse boardrooms help companies make better strategic decisions and assist in navigating increasingly complex issues, including geopolitical risks, regulatory changes and disruptive technologies. Recruiting individuals with the necessary skills, varied experiences and diverse backgrounds should be a fundamental part of strengthening a business.

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We expect boards to have a strategy to improve female representation in particular, and we will utilize our voting power to bring about change where companies are lagging in this respect. As a matter of principle we expect our investee companies to be committed to diversity and inclusiveness in all aspects of their businesses.

Board Committees

To strengthen the governance process, boards should delegate key oversight functions, such as responsibility for Audit, Nomination and Remuneration issues, to separate committees. The Chairman and members of any Committee should be clearly identified in the Annual Report. Any Committee should have the authority to engage independent advisers where appropriate at the company’s expense.

Audit Committees should consist solely of non-executive directors, who are independent of management. A demonstrably independent audit is essential for investor confidence. The Committee should include at least one person with an appropriate financial background, but all committee members should undergo appropriate training that provides for, and maintains, a reasonable level of financial literacy. The terms of reference of the Audit Committee should include the power to determine the scope of the audit process, to review the effectiveness of the external auditor, and to access any information arising from the internal audit process. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff involvement, and it should have the right of unrestricted access to all necessary company information to enable it to discharge its responsibilities.

Nomination Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include: assessing the skills and competencies of directors to ensure that the board has an appropriate range of expertise; managing the process for evaluating the performance of the board, its committees and directors, and reporting on this process to shareholders in the Annual Report; and maintaining formal and transparent arrangements for succession planning at the board and senior management level.

Remuneration Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include: reviewing and recommending policies relating to remuneration, retention and termination of senior executives; ensuring that, through these policies, executives are properly motivated to drive the long term success of the company, and that incentives are appropriately aligned; and overseeing the remuneration framework for non-executive directors. The Remuneration Committee should be ready to engage with and receive feedback from relevant stakeholders. The remuneration report should be the responsibility of the Remuneration Committee.

Boards of banks, insurance companies, and other large or complex companies, should consider establishing a Risk Committee to provide independent oversight and advice to the board on the risk management strategy of the company. As with other committees, this Committee should give a summary of its activities in the Annual Report.

Director Independence and Tenure

A director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict of interest. A non-executive director who has served more than three terms (or nine years) in the same capacity is no longer,

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normally, deemed to be independent. Directors staying on beyond this term would require the fullest explanation to shareholders.

At the same time, it is essential that a company should attract and retain strong, experienced and knowledgeable board members able to contribute to its direction and success. To allow for periodic board refreshment, we would encourage companies to articulate their approach on term limits and retirement age, and insofar as exceptions arise, to explain why this should be warranted given the board’s composition and the individual director’s contribution.

In determining our vote, we will always consider independence and tenure issues on a case-by-case basis, taking into account any exceptional individual circumstances.

Multiple Directorships

To carry out their responsibilities effectively, non-executive directors must be able to commit an appropriate amount of time to board matters. In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive director to hold more than three significant directorships at any one time. However, in the case of related group companies, we believe it is reasonable for an individual to hold up to six directorships, as long as this does not impact his/her ability to discharge his/her duties. In our view, it is the responsibility of the Chairman to ensure that all directors are participating actively, and are contributing proportionately to the work-load of the board.

For executive directors, only one additional non-executive post would normally be considered appropriate without further explanation.

Meeting Attendance

Directors should ensure they attend all board meetings and relevant committee meetings within their remit. We will consider voting against director re-election proposals for individuals with poor attendance records, unless compelling reasons for absence are disclosed.

Directors’ Liability

In certain markets, shareholders may be asked to give boards a blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the jurisdiction, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing, for which the board must be held accountable.

Companies may arrange Directors and Officers (“D&O”) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.

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4. Remuneration

Key Principles

The key purpose of remuneration is to attract, retain and reward executives who are fundamental to the long term success of the company. Executive remuneration is, and will, remain a contentious area, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any one code or formula to cater for all circumstances and it must depend on responsible and well- informed judgments on the part of Remuneration Committees. Any remuneration policy should be clear, transparent, simple to understand for both executives and investors, and fully disclosed to shareholders. At a senior executive level, remuneration should contain both a fixed element—set by reference to the external market—and a variable element, which fully aligns the executive with shareholder interests, and where superior awards can only be achieved by achieving superior performance against well-defined metrics.

Due consideration should be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, which incentivize appropriate behavior and discourage excessive risk taking. Pay should be aligned to the long term success of the business and the returns achieved by shareholders, and due consideration should be given to claw-back arrangements, to avoid payment for failure. Remuneration committees should use the discretion afforded to them by shareholders to ensure that pay awards properly reflect the business performance achieved.

We believe firmly that executive directors should be encouraged to hold meaningful amounts of company stock throughout the duration of their board tenure. However, transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made, and we will vote against such awards when proposed at shareholder meetings. Recruitment awards for incoming executives should be limited to the value of awards forgone, and be granted on equivalent terms.

We will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary remit of the board. At the same time, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. We would expect that stock option plans or long-term incentive plans should meet our compensation guidelines (see below).

Fixed Compensation

Executives are entitled to a basic salary set by reference to the external market, and in particular benchmarked against the company’s immediate peers. While acknowledging that salary often forms the basis for variable compensation arrangements, we believe annual increases in salary should be limited, and generally be in line with the wider workforce of the company. Substantial increases in salary, for example, where an executive has been promoted, should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.

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Variable Compensation

We generally prefer any variable compensation arrangement to have both a short-term and long-term component. Annual bonuses are now a common feature of compensation packages, and we recommend that bonuses be benchmarked against the sector in which the company operates. Whilst we recognize that annual bonus targets are often commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonuses for executives should take the form of cash and deferred shares. Claw-back arrangements should be a feature of any variable compensation scheme.

For the long-term component of variable compensation schemes, share-based Long-Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give executives an incentive to perform at the highest levels; grants under such schemes should be subject to appropriate performance criteria, which reflect the company’s long-term strategy and objectives over an appropriate time horizon. There should be no award for below-median performance, and awards for at- median performance should be modest at best. Beneficiaries should be encouraged to retain any resultant shares for the duration of their employment.

We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, and the backdating of awards or discounted awards.

All incentive plans should be clearly explained and disclosed to shareholders, and, ideally, put to a shareholder vote for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including the term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. Best practice requires that share options be expensed fully, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

To ensure that incentive plans operate in a way that benefits both employees and shareholders, we expect a limit on the level of dilution that can occur, and an upper performance cap or appropriate tapering arrangements for individual awards.

We will vote in favor of well-structured compensation schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders. We will vote against remuneration awards which we deem to be excessive, or performance criteria which are undemanding. We would expect remuneration committees to explain why criteria used are considered to be challenging, and how they align the interests of recipients with the long term interests of shareholders.

Pension Arrangements

Pension arrangements should be transparent and cost-neutral to shareholders. JPMAM believes it is inappropriate for executives to participate in pension arrangements, which are materially different to those of employees (such as continuing to participate in a final salary arrangement, when employees have been transferred to a defined contribution scheme). One-off payments into an individual director’s pension scheme, changes to pension entitlements, and waivers concerning early retirement provisions should be fully disclosed and justified to shareholders.

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Non-Executive Director Remuneration

The role of the non-executive director is to monitor the strategy, performance and remuneration of executives and to protect the interests of shareholders. Non-executive directors should receive sufficient remuneration to attract and retain suitably qualified individuals and encourage them to undertake their role diligently.

JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options or performance based share awards. Neither should they receive retrospective ex-gratia payments at the termination of their service on the board. In the event that such remuneration schemes or payments are proposed, we will vote against these proposals.

5. Auditors

Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. The appointment of a company’s auditor should be reviewed and approved by shareholders on an annual basis. We will vote against the appointment or re-appointment of auditors who are not perceived as independent, or where there has been an unambiguous audit failure. The length of time that both the audit company and the audit partner have served in their capacity may be a factor in determining independence.

Auditor Rotation

In order to safeguard the independence of the audit, companies should rotate their designated auditor over time. We believe that companies should put their external audit contract out to tender at least every ten years.

Auditor Remuneration

We expect companies to make a detailed disclosure on auditor remuneration. Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit Committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy services.

Full details of all non-audit work should be disclosed. If there is a lack of explanation over the nature of non-audit services, or if there is reason to believe that the nature of these services could impair the independence of the audit, we will oppose the re-appointment of the auditor.

If the quantum of non-audit fees consistently exceed audit fees, and if no explanation is given to shareholders, we will vote against the auditor remuneration resolution.

Auditor Indemnification

We are opposed to the use of shareholders’ funds to indemnify auditors.

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6. Capital Management

Issue of Equity

Company law requires that shareholder approvals be obtained to increase the share capital of a company; at the same time, shareholders need to be aware of the expected levels of dilution resulting from new equity issuance. We will generally vote in favor of equity increases which enhance a company’s long term prospects, but we will vote against issuance terms that we consider excessively dilutive.

We believe strongly that any new issue of equity should first be offered to existing shareholders before being made available more broadly. Pre-emption rights are a fundamental right of ownership and we will generally vote against any attempts to deprive shareholders of these rights, except under very limited terms. At the same time, companies should have the ability to issue additional equity to provide flexibility in their financing arrangements. In many jurisdictions, companies routinely ask shareholders for authority to issue new equity up to a certain percentage of issued capital, and up to a maximum discount to prevailing market prices (the so-called “general mandate”).

As shareholders, we recognize the flexibility that the general mandate gives companies, and we wish to be supportive of such proposals. However, we also recognize that these mandates can be open to abuse, particularly if this results in excessively dilutive issuance. In particular, we believe the maximum number of additional shares represented by these proposals should be limited to 10% of existing equity capital, and the maximum discount of such issues to prevailing prices should similarly be limited to 10%.

We note that the listing rules in some jurisdictions permit issuance on considerably more relaxed terms than implied by these limits. In Hong Kong, for example, companies can seek approval to issue up to 20% of issued equity, at up to a 20% discount to prevailing market prices. We believe strongly that the dilution risk implied by these limits is excessive, and we tend to vote against such requests, unless a strong explanation has been provided justifying such terms.

When seeking shareholder approval for a general mandate, we would urge a company to provide the following details:

•An explanation of the need for a general mandate request, and the rationale for the size of the issue and the discount cap,

•Details of placements made under the general mandate during the preceding three years,

•Details of alternative methods of financing that may have been considered by the board.

JPMAM will vote against equity issues, which allows the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital excessively dilutes existing shareholder interests.

Debt Issuance

JPMAM will generally vote in favor of debt issuance proposals, which we believe will enhance a company’s long-term prospects. At the same time, we will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as debt issuance which could result in an unacceptable degree of financial leverage assumed. We will also vote against proposals to increase borrowings, expressly as part of a takeover defense.

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Share Repurchase Programs

JPMAM will generally vote in favor of share repurchase or buy-back programs where we believe the repurchase is in the best interests of shareholders. At the same time, we will vote against abusive repurchase schemes, or when shareholders’ interests could be better served by deployment of the cash for alternative uses. When purchased, we prefer that such shares are cancelled immediately, rather than taken into Treasury for re-issuance at a later date.

7. Mergers, Acquisitions and Related Party Transactions

Mergers and acquisitions are always considered on a case-by-case basis, and votes are determined exclusively by the best interests of our clients. In exceptional circumstances, we may split our vote and vote differently for individual clients depending on unique client circumstances. JPMAM may also split its vote between different clients for technical reasons, such as cross-border mergers, where certain clients may not be able to hold the resultant security in portfolios.

JPMAM will vote in favor of mergers/acquisitions where the proposed acquisition price represents fair value for shareholders, where shareholders cannot realize greater value through other means, and where all shareholders receive equal treatment under the merger/acquisition terms. Where the transaction involves related parties – see below – we would expect the board to establish a committee of independent directors to review the transaction and report separately to shareholders. There should be a clear value enhancing rationale for the proposed transaction.

Related Party Transactions

Related party transactions (RPTs) are common in a number of Asia Pacific jurisdictions. These are transactions between a company and its related parties, and generally come in two forms: a) one-off transactions, typically asset purchases or disposals, and b), recurring transactions occurring during the ordinary course of business, usually in the form of the ongoing sale and purchase of goods and services.

According to the materiality and nature of the transaction, the RPT may need to be disclosed and submitted to a shareholder meeting for approval. Any shareholder who has a material interest in the transaction should abstain from voting on the resolution. If a RPT requires shareholder approval, the company should establish a board committee comprising solely of independent directors, and appoint an independent advisor to prepare a recommendation to minority shareholders.

We will assess one-off transactions on a case by case basis. Where we are convinced by the strategic rationale and the fairness of the transaction terms, we will vote in favor. At the same time, we would expect the independent directors to disclose how they have made their recommendation to minority shareholders, so that shareholders can make an informed decision on this transaction.

For recurring transactions, we would expect that details are disclosed in the Annual Report, and that they be subject to shareholders’ approval on a periodic basis. We would expect all such transactions to have been conducted on an arms-length basis, on normal commercial terms.

8. Voting Rights

Voting rights are the defining feature of equity ownership, and effective corporate governance depends on the willingness and ability of shareholders to exercise their votes. As a matter of

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principle, we believe that one share should equal one vote, and we are opposed to mechanisms that skew voting rights in favor of founder shareholders or other privileged groups. Unfortunately, the “one share, one vote” principle has been eroded in recent years, as regulators have permitted the listing of companies with weighted voting rights and other dual class features. This has reduced the ability of minority shareholders in these companies to use their voting power to hold their managements or controlling shareholders fully to account, in view of the lack of proportionality that unequal voting structures confer.

To provide protection for minority investors, we believe that companies with dual class structures should review these control features on a regular basis and seek periodic shareholder approvals. This should give those shareholders not enjoying such voting privileges the opportunity to affirm these structures, or to establish mechanisms, such as sunset clauses, which can phase out these unequal advantages after a prescribed period of time.

Independent directors, unaffiliated to controlling shareholders, should recognize their obligation to represent all shareholders equally, irrespective of the skew in voting rights. We will vote against the re-election of independent directors if valid concerns arise that the interests of minority shareholders are being compromised by the actions of controlling shareholders, enjoying disproportionate voting rights.

Elsewhere, while certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments that require inappropriate supermajority votes, or use supermajority requirements as a tool to entrench existing managements.

9. Environmental and Social Issues

Key Principles

Companies should conduct their business in a manner which recognizes their responsibilities to employees and other stakeholders, as well as to the environment and broader society. We expect investee companies to establish an Environmental, Social and Governance (ESG) Committee or similar body with responsibility for these issues. This committee should have direct access to the board and, ideally should have a designated main board director responsible for its functioning. We expect companies to publish a separate ESG Report, or to provide an ESG statement within their Annual Report, or on their website.

Where environmental or social issues are the subject of a proxy vote, we will consider these on a case-by-case basis. At the same time, we note that shareholder proposals can often be used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive proposals designed to bring about genuine environmental or social improvement, and proposals intended to limit management power, which may adversely impact shareholder returns.

We will generally support constructive resolutions, intended to bring about positive improvement, or to enhance CSR disclosures. We encourage reporting that is material, and informative and does not place the company at a competitive disadvantage. Disclosure should provide meaningful information that enables shareholders to evaluate the impact of the company’s ESG policies and practices.

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Climate Risk

The evidence is clear that rising levels of carbon dioxide and other greenhouse gas emissions, is resulting in accelerated climate change, and that this poses significant future risk for the global economy. As part of our investment analysis, we consider a variety of risks, including environmental risks, and the impact this could have on future portfolio returns. Companies that fail to manage these risks appropriately could subject shareholders to significant value erosion.

Corporate disclosures on climate related risks and other environmental issues have improved significantly in recent years, but this still falls short of allowing investors to fully estimate the impact of these risks. Given the focus placed on this by regulators, we believe public companies will be compelled to consider these issues more strategically and to report more fully on climate risks to shareholders and other stakeholders. In anticipation of this, we encourage companies to strengthen their climate risk reporting disclosures still further, and to consider forward-looking assessments of such risks in their risk analysis and reporting.

10. Shareholder Resolutions

In a number of jurisdictions, shareholders have the right to submit proposals at shareholder meetings, providing eligibility and other requirements have been met. Such proposals can be wide ranging, and may include: governance reforms, capital management issues, and disclosures surrounding environmental and social risks.

When assessing shareholder proposals, we review each resolution on its merits. Our sole criteria of support is: does this proposal enhance shareholder rights; and is this proposal in the long term interests of all shareholders? Where we are convinced the proposal meets these objective, it will receive our vote in support. However, we will not support proposals which are frivolous or supportive of a narrow activist agenda; nor will we support those which are unduly constraining on managements, or are already in managements’ remit.

Where a proposal is focused on an issue that needs to be addressed, we would expect the board and management to demonstrate that company will comply with the resolution within a reasonable time-frame. But where the company fails to respond sufficiently or with the appropriate sense of urgency, we may vote against the re-election of one or more directors at subsequent meetings.

11. Other Corporate Governance Matters

Amendments to Articles of Association

These proposals can vary from routine changes to reflect regulatory change to significant changes that can substantially alter the governance of a company. We will review these proposals on a case by case basis, and will support those proposals that we believe are in the best interests of shareholders.

Anti-takeover Devices

Poison pills, and other anti-takeover devices, are arrangements designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined “triggering event” (such as an outsider’s acquisition of a certain percentage of company stock). Companies may be able to adopt poison pills without shareholder approval, depending on the jurisdiction concerned.

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We are fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for all shareholders to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they tend to be used as tools to entrench existing management.

We will generally vote against anti-takeover devices and support proposals aimed at revoking such plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

Composite Resolutions

Agenda items at shareholder meetings should be presented so that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or “bundled” resolutions, depending on the context and local market practice. Likewise we will generally vote against “any other business” resolutions, where the exact nature of the proposal has not been presented to shareholders in advance.

Any amendments to a company’s Articles of Association, for example, should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than as part of bundled slates.

Charitable Donations

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

Political Donations

We do not support the use of shareholder funds for political purposes.

J.P. Morgan Asset Management

Asia ex Japan Proxy Committee

February 2021

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D. Japan

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Basic Policy on Corporate Governance

JPMorgan Asset Management (Japan) Ltd fully endorses the 2020 revision of the Japanese version of the Stewardship Code and, we have disclosed the steps we follow with regard to the principles of the Code. We recognize the importance of corporate governance when evaluating companies and we will continue with our efforts to engage with companies as responsible institutional investors.

We also positively evaluate the Corporate Governance Code introduced in June 2015 which we believe serves to further enhance corporate governance in Japan.

J.P. Morgan Asset Management is a signatory to the United Nations Principles for Responsible Investment (UN PRI) which commits participants to six Principles, with the aim of incorporating ESG criteria into their processes when making stock selection decisions and promoting ESG disclosure.

1.	Purpose of proxy voting

JPMorgan Asset Management (Japan) Ltd (AMJ) manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of AMJ to vote in a prudent and diligent manner, based exclusively on our reasonable judgment of what will best serve the financial interests of the beneficial owners of the security. When exercising our vote, our aim is to evaluate the governance of the company concerned and maximize returns to shareholders over the medium to long term.

2.	Proxy voting principles

•	We will vote at all of the meetings called by companies in which we are invested on behalf of our clients who have authorized us to vote.

•	In principle, we will not abstain or withhold our vote. This is to prevent the worst possible outcome, a shareholder meeting failing to meet its quorum and thereby not be effective.

•	We look to an enhancement of corporate value over the medium to long term and sustained growth of the company concerned through our proxy voting.

•

We recognize the importance of constructive engagements with companies, as an on-going dialogue on ways to raise corporate value can lead to maximizing medium to long term investment returns for our clients. Therefore, we ask companies to be open and responsive when we seek to have investor engagements.

•

If any agenda item is couched in vague terms or lacking in explanation, so that it would be possible to interpret the item in a manner detrimental to the rights of shareholders, in principle we will not support such a proposal.

30th September 2020

JPMorgan Asset Management (Japan) Ltd.

Japan Proxy Committee

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Voting Guidelines

1.	Distribution of income/Dividends and share buybacks

As investors, we are seeking sustainable earnings growth over the medium to long term and an expansion in shareholder value of the companies we invest in; thus we believe that concentrating solely on shareholders returns would not be appropriate. During different phases in a company’s development, we understand that the balance between retained earnings, capital expenditure and investment in the business, and returns to shareholders will change.

As a general rule, we will vote against any proposal for the appropriation of profits which involves a pay-out ratio of less than 50% (after taking into account other forms of pay-outs to shareholders such as share repurchase programs), if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings.

Also, even in the event that the capital ratio is less than 50%, we will vote against management if the pay-out ratio is deemed to be strikingly low (after taking into account other forms of pay-outs such as share repurchase programs) without a valid reason. We believe that, in general, companies should target a total shareholder return of 30%.

The guidelines above relating to a company’s capital ratio have not been applied in the case of financial institutions; the income allocation proposals for financial institutions have been assessed on a case by case basis. We note, however, that the capital ratio in the banking industry has improved in recent years and thus believe conditions look more favourable now for returns to shareholders to be enhanced. Thus we believe that financial institutions should also target a total shareholder return of 30%. In instances where we deem that further retention of earnings is no longer required, we believe a total shareholder return greater than 50% would be appropriate.

If the appropriation of profits is not tabled as an item at the annual general meeting, in principle, we will vote against the re-election of directors, in cases where the above conditions are not met.

In addition, we will oppose the dividend proposal where we believe it will prejudice the solvency or future prospects of the company.

When making our decision, we take into account the history of the company’s return to shareholders, not just the outcome of the most recent financial year.

Where a company seeks to amend its articles of association to allow the distribution of income by way of board resolution, we will generally vote against such a proposal We will, however, support an amendment to allow distribution of income by way of board resolution if it is clear that under normal circumstances the income allocation proposal will be presented to the annual general meeting and is thus a measure to allow the company to make distributions in exceptional circumstances.

2.	Boards and Directors

Election of Directors

We will generally support the election of directors. However, if the candidate(s) infringes our guidelines with regard to the independence of directors or the number of directors, we will not support the proposal.

In addition, in the case of the re-election of directors, we will vote against candidates who infringe our guidelines pertaining to the length of tenure, pay-out ratio, poorly performing

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companies, anti-social activities, cross shareholdings, stock options, anti-hostile takeover measures, mergers and acquisitions, capital raising, borrowing and share repurchase programmes. Also, we will not support the re-election of external board members (external directors and external statutory auditors) whose attendance at board meetings falls below 75%. Where there are no external board members, we will generally oppose the re-election of the representative director(s).

Number of Directors

Boards with more than 15 directors are deemed excessively large, and AMJ will exercise its voting powers in favour of reducing large boards wherever possible. AMJ believes a board with 15 directors or less is appropriate in Japan as well. To ensure a swift management decision-making process, in principle, we will therefore vote against a resolution for the election of directors where the premise is that the board will consist of more than 15 directors.

Director’s Term of Office

Every director should be subject to a re-election process and we believe the term of office should be one year’s duration or less. We well support amendment to the articles reducing the director’s term of office to one year; in principle, we will vote against a proposal where the term exceeds one year.

Length of tenure

We will take the length of tenure into consideration when a director is subject to re-election. In particular, when a director who has served for a long period is offered for re-election, we will take factors such as the company’s performance during that time into consideration.

Separation of Chairman and CEO

AMJ believes it is preferable if the role of Chairman and CEO is separate in Japan as well.

External Directors on the Board of Directors

We encourage the election of multiple external directors on the board of directors since we believe that having multiple external directors is essential for the board to form an objective perspective on the company and act effectively. Therefore, unless one third or more of the board of directors is comprised of external directors or candidates for external director at the annual general meeting (AGM), in principle, we will vote against the election of the representative directors, such as the president of the company. We would like to note that this threshold of one third or more is not the final goal, and in our view, it is desirable for the board to have majority external directors. When making our decision on this issue, we will not take the independence of the external director or the candidate for external director into consideration. Our decision regarding the independence of an external director will be reflected in our vote on that individual candidate.

Composition of the Board of Directors

We believe that it is not only the number of external directors which is of consequence but attach importance to the composition of the board of directors. The board has a responsibility to reflect the interest of all the company’s stakeholders, such as its clients, employees and investors.

Thus, consideration should be given to achieving a suitable balance in terms of the areas of expertise, gender, nationality, seniority or length of tenure on the board of the individual board members. Recruiting individuals with unique skills, experiences and diverse backgrounds is a

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fundamental part of strengthening a business, and is an important consideration when searching for new board members.

We feel that gender equality in particular is one of the top priorities for Japanese corporate boards to resolve. Although we do not endorse quotas, we expect boards to have a strategy to improve female representation and reflect that in the nomination process for new directors. We thus seek to deepen our understanding of the board structure through our engagement with companies, and we will also convey our message through our vote for or against the election of directors, where we believe our vote can contribute towards enhancing corporate value on the issues noted above.

We also expect companies to consider and address diversity in its widest sense, both at the board level and throughout the business such as the senior management tier.

Independence of external directors

Even if the candidate for external director meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; and in general will oppose their election as an external director.

1.	Was or is employed at an affiliate company
2.	Was or is employed at a large shareholder or major business partner
3.

Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists

4.	Was or is employed at a company in which the investee company holds shares (cross shareholdings of equity)
5.	An external director whose tenure exceeds 10 years.
6.	Any other candidate who also appears subject to a conflict of interest will be opposed.

These criteria apply equally to directors at boards with committees, boards with statutory auditors and boards with supervisory committees.

We will generally support a proposal to change the structure of the board from a statutory auditor type to one with a board with committees. We support measures to delegate key oversight functions such as Remuneration, Nomination and Audit to independent committees. We will also generally support a change to a board with supervisory committee, provided the company provides a clear and rational explanation behind such a move.

Dismissal of Directors

In principle, we will vote against measures to make the dismissal of directors more difficult.

Election of Statutory Auditors

We will generally support the election of statutory auditors, though we will oppose candidates for external statutory auditor based on our criteria for independence described in the following section. In the case of the re-election of statutory auditors, we will vote against candidates who infringe our guidelines pertaining to anti-social activities. Also, we will not support the re-election of external statutory auditors whose attendance at board meetings falls below 75%.

Independence of external statutory auditors

Even if the candidate for external statutory auditor meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without

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adequate explanation from the company; and in general will oppose their election as an external statutory auditor.

1.	Was or is employed at an affiliate company
2.	Was or is employed at a large shareholder or major business partner
3.

Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists

4.	Was or is employed at a company in which the investee company holds shares (cross shareholdings of equity)
5.	An external statutory auditor whose tenure exceeds 10 years.
6.	Any other candidate who also appears subject to a conflict of interest will be opposed.

These criteria apply equally to candidates for alternate external statutory auditors.

3.	Director’s Remuneration

The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. We expect the director remuneration process to be transparent and support the disclosure of individual director remuneration. We believe that director remuneration is best determined following advice from a remuneration committee independent of management; we do not support the process whereby the board gives the representative director discretion to determine the remuneration of individual directors. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s remuneration and bonus payments.

We expect companies to have a remuneration system comprised of a reasonable mix of fixed and variable (based on short term and medium to long term incentives) compensation. The fixed component should reflect practices in the industry and also be consistent with the wider policies on employee pay. The variable element should be linked to performance and be designed in a manner to reward performance. We support the disclosure of the structure of director’s remuneration and the linkage of director’s remuneration to the company’s performance. In addition, we encourage the companies to disclose key performance indicators (KPIs) or figures that clearly explain how the overall remuneration quantum, the ratio of fixed-pay to variables, or the ratio of cash to stock-based payment are decided. We support the introduction of clawback or malus clauses in order to prevent excessive risk taking which can negatively impact shareholder value and excessive pay.

In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against an increase in directors’ pay or the payment of bonuses.

Retirement bonus

The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s retirement bonus payments.

AMJ will vote against

1.	Golden parachutes

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2.	Retirement bonus payments to external directors and external statutory auditors.

In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against the payment of retirement bonuses to directors.

Stock Options and Equity Remuneration Plans

In terms of alignment with the interest of shareholders, we believe it is meaningful for directors and employees to hold the company stock and welcome the award of stock options and equity compensation. Long-term incentive arrangements, such as share option schemes and L-TIPs, should be dependent upon challenging performance criteria and there should be no award for below median performance. The terms should be clearly explained and fully disclosed to shareholders and participants.

We will vote against the proposal in the following cases

1.

The terms of the stock option or equity remuneration plan are unclear or not fully disclosed. Deep discount stock option plans will only be supported if exercise is prohibited in the first three years following the award.

2.	In general, we will not support a proposal where the dilution from existing schemes and the new program requiring annual general meeting approval exceeds 10%.
3.	Transaction bonuses, or other retrospective ex-gratia payments, should not be made
4.	We will generally vote against the cancellation and re-issue, re-testing or re-pricing, of underwater options.
5.	External directors and statutory auditors (both internal and external), as well as third parties such as clients should not be participants in stock option schemes.
6.	Equity remuneration for external directors and statutory auditors (both internal and external) should not be linked to performance. Nor should third parties receive equity.

4.	Appointment of external audit firms

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. We will oppose an appointment where we believe a conflict of interest may exist.

Exemption from liability

Apart from those instances where local rules allow, in general, we will vote against a limitation in the legal liability of directors and statutory auditors.

We believe agreements should not be concluded with external audit firms exempting them from liability and we will oppose proposals to amend articles of association to permit the introduction of such agreements.

5.	Poorly performing companies

During our scrutiny of management proposals at AGMs, we will be cognisant of the recent trend in a company’s earnings. For example, where a company has seen a recurring decline in earnings, recorded a large loss, or continuously reported a noticeably low level of return (such as a company with a permanently low ROE), we may determine the poor performance of the company needs to be reflected in our voting activity. (We do not have a ROE target as such, but look at the level and trend in ROE when evaluating companies). In such instances, AMJ will vote

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against the re-election of a director where shareholder value has been negatively impacted by the poor performance attributable to mistakes made during the director’s term.

6.	Efforts to improve capital efficiency

We expect company management to have due regard for the cost of capital. If a company does not show signs that it is seeking to improve the efficient use of capital, where we believe the company’s capital management will lead to depressed earnings or a deterioration in corporate and shareholder value, AMJ will vote against the re-election of the representative director(s) or the director in charge.

7.	Anti-social activities

This is an item included within a Japanese context. There is no strict definition of anti-social activity, but in this context refers to companies, for example, subject to official sanctions from their regulatory bodies or have violated the law during the fiscal year in question. In addition, companies which have caused severe social problems or through their actions negatively impacted earnings and caused a severe loss to shareholder value will be considered. Emphasis is placed on the possibility or otherwise of the impairment of shareholder value through these activities.

AMJ expects companies which have been involved in anti-social activities to disclose such activities to shareholders, together with the countermeasures and the remedial measures adopted. If the parties directly involved in the anti-social activity remain on the board of directors, in general, we will vote against the election of those directors and/or statutory auditors concerned. However, where there are no other appropriate proposals, we may vote against the directors’ remuneration, the payment of bonuses or retirement bonuses to directors, or the award of stock options.

8.	Cross-shareholdings

This is an item included within a Japanese context. Due to potential conflict of interest, the risk of the proxy vote becoming inconsequential, and capital efficiency concerns, in general, we believe companies should not have cross-shareholdings in other companies. Therefore, we will vote against the re-election of the representative director(s) or the director in charge at companies which are expanding cross-shareholdings, companies with a low likelihood of liquidating the existing cross-shareholdings, or companies who endorse the idea of cross-shareholdings.

We have observed cases where disclosures on cross-shareholdings provided by companies are either too complex or too vague; this can be obstructive for investors to have constructive engagement on the topic. Therefore, we ask the companies to provide full quantitative and qualitative explanation on past proxy voting activities, potential conflict of interest of owning shares in business partners, and the economic rationale for existing cross-shareholdings.

9.	Adoption of anti-hostile takeover measures

AMJ considers such measures on a case-by-case basis. In principle we will oppose such measures, unless it is clear such measures are necessary and effective and will serve to enhance shareholder value. AMJ will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. AMJ will vote against increases in capital where the

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increase in authorised capital would dilute shareholder value in the long-term. Also, if management adopts other measures which fulfill the function of an anti-hostile takeover measure without seeking shareholder approval, methods of expressing a vote against management will be determined as deemed appropriate.

In a Japanese context, the following are among the steps we believe that can be viewed as “poison pill” equivalents: 1) MPO financings; 2) increases in authorized share capital without adequate explanation; 3) large scale dilution to parties other than shareholders; 4) issuance of “golden shares”; 5) deliberate changes as to the timing of re-election of directors; 6) lengthy extensions to the directors’ term. From the viewpoint of the safeguarding of shareholder rights, we will oppose the re-election of directors, for example, in this context.

10.	Capital Structure

Issue of classified stock

We will oppose the issue of classified stock without a rational explanation regarding the purpose of such a means of fund-raising.

Increase in the authorized share capital

AMJ will vote against the increase in the authorized share capital when we believe this will be detrimental to shareholder value.

Capital Increase

Capital increases will be judged on a case-by-case basis depending on its purpose. AMJ will vote against capital increases if the purpose is to defend against a takeover.

When new shares are issued, in principle, we believe existing shareholders should be given precedence. Even if this is not the case, we will look at each instance with due care.

If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding a capital increase during the fiscal year in question, we will oppose the election of directors.

Borrowing of Funds

AMJ will vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the borrowing of funds, we will oppose the re-election of directors.

Share Repurchase Programs

AMJ will vote in favour of share repurchase programs if it leads to an increase in the value of the company’s shares. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the share repurchase program, we will oppose the re-election of directors.

11.	Mergers / Acquisitions

Mergers and acquisitions must only be consummated at a price representing fair value. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the merger/acquisition, we will oppose the re-election of directors.

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12.	Social and Environmental Issues

JPMAM is a signatory to UN PRI based on the belief that due consideration of ESG issues as part of the investment process of evaluating companies is essential in terms of the preservation and creation of shareholder value over the mid to long term. Companies have a social responsibility towards its employees, other stakeholders, the society at large with due regard for the environment. The approach to ESG of investee companies and those companies we research will impact their mid to long term earnings and can impact their reputation; thus, we ask companies to disclose sufficient information on environmental and social issues based on their long-term business strategy in order to make that investment decisions reflecting an ESG assessment can be made.

When deciding how we will vote a proposal relating to social or environmental issues, we scrutinise every item on a case-by-case basis, based on our judgment of what serves to enhance corporate value over the medium to long term, keeping in mind the best economic interests of our clients. In general, we will vote for constructive proposals which serve to improve social and environmental initiatives at investee companies or which seek meaningful disclosures on key issues which are relevant in terms of corporate value and are not unduly disadvantageous. However, where we deem the proposals are not genuine proposals seeking to enhance corporate value, but are attacks on management or only promote the interests of a single party, we will vote against such hostile proposals which impair shareholder value or seek to limit the power of management.

Climate Change and Carbon Disclosure

Climate policy risk is coming into more intense focus as climate change-related laws and regulations emerge globally. Most research now accepts that rising levels of carbon dioxide, and other greenhouse gas emissions, is resulting in accelerated climate change, and that this poses significant future risk for the global economy. As part of our investment process, we consider a variety of risks, including a range of environmental concerns, and the impact this could have on future portfolio returns. Companies that fail to manage these risks appropriately could subject shareholders to significant value erosion. We recognize that climate change may create investment risk and opportunity across the various companies in which we invest on behalf of our clients; we expect companies to provide shareholders with the necessary information, so that the risks and opportunities on climate change can be fully evaluated.

13.	Conflicts of Interest

In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, without undue influence from business relations with investee companies and to avoid conflicts of interest, AMJ refers to the view of third party governance specialists to form an objective and rational judgment.

There is a possibility that conflicts of interest may arise with other group companies within the JPMorgan Chase (the ultimate parent company of JPMAM) group as such companies may be providing funds or acting as the underwriter for investee companies. In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, JPMorgan Chase has established formal barriers designed to restrict the flow of information between its securities, lending, investment banking and other divisions to investment professionals in the Asset Management division.

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Nonetheless, where a potential material conflict of interest has been identified, AMJ, within the scope permitted by regulations and with clients, will call upon an independent third-party to make the voting decision, or it will contact individual clients to approve any voting decision, or may elect not to vote.

14.	Shareholder proposals

When deciding how we will vote a shareholder proposal, we scrutinise every item on a case-by-case basis, based on our judgment of what serves to enhance corporate value over the medium to long term, keeping in mind the best economic interests of our clients.

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Loomis, Sayles & Company, L.P.

LOOMIS, SAYLES & COMPANY

PROXY VOTING POLICIES AND PROCEDURES

November 16, 2020

Proxy Voting Policies and Procedures

1. GENERAL

A.	Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Loomis Sayles as investment adviser. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Loomis Sayles’ fiduciary duty, and all applicable law and regulations. The Proxy Voting Procedures, as implemented by the Loomis Sayles Proxy Committee (as described below), are intended to support good corporate governance, including those corporate practices that address environmental and social issues (“ESG Matters”), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.

Loomis Sayles uses the services of third parties (each a “Proxy Voting Service” and collectively the “Proxy Voting Services”), to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Any reference in these Proxy Voting Procedures to a “Proxy Voting Service” is a reference either to the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles or to the Proxy Voting Service that administers the process of voting proxies for Loomis Sayles or to both, as the context may require. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.	General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.

Client’s Best Interests. The Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. To protect its clients’ best interests, Loomis Sayles has integrated the consideration of ESG Matters into its investment process. The Proxy Voting Procedures are intended to reflect the impact of these factors in cases where they are material to the growth and sustainability of an issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or future market value of the issuer’s securities during the expected holding period. Loomis Sayles also believes that protecting the best interests of clients requires the consideration of potential material impacts of proxy proposals associated with ESG Matters.

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2.

Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (a) retain the authority to vote proxies on securities in its account; (b) delegate voting authority to another party; or (c) instruct Loomis Sayles to vote proxies according to a policy that differs from the Proxy Voting Procedures. Loomis Sayles will honor any of these instructions if the instruction is agreed to in writing by Loomis Sayles in its investment management agreement with the client. If Loomis Sayles incurs additional costs or expenses in following any such instruction, it may request payment for such additional costs or expenses from the client.

3.

Stated Policies. In the interest of consistency in voting proxies on behalf of its clients where appropriate, Loomis Sayles has adopted policies that identify issues where Loomis Sayles will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; (c) generally vote as recommended by the Proxy Voting Service; and (d) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote. In certain cases where the recommendation of the Proxy Voting Service and the recommendation of the issuer’s management are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by-case basis by the Proxy Committee. There may be situations where Loomis Sayles casts split votes despite the stated policies. For example, Loomis Sayles may cast a split vote when different clients may be invested in strategies with different investment objectives, or when different clients may have different economic interests in the outcome of a particular proposal. Loomis Sayles also may cast a split vote on a particular proposal when its investment teams have differing views regarding the impact of the proposal on their clients’ investment interests.

4.

Abstentions and Other Exceptions. Loomis Sayles’ general policy is to vote rather than abstain from voting on issues presented, unless the Proxy Committee determines, pursuant to its best judgment, that the client’s best interests require abstention. However, in the following circumstances Loomis Sayles may not vote a client’s proxy:

•

The Proxy Committee has concluded that voting would have no meaningful, identifiable economic benefit to the client as a shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is insignificant.

•

The Proxy Committee has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non- US jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Loomis Sayles believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. Loomis Sayles relies on the client’s custodian and on its Proxy Voting Service to identify share blocking jurisdictions. To the extent such information is wrong, Loomis Sayles could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial portfolio transaction.

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•

Administrative requirements for voting proxies in certain foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the client’s local sub-custodian, cannot be fulfilled due to timing of the requirement, or the costs required to fulfill the administrative requirements appear to outweigh the benefits to the client of voting the proxy.

•

The client, as of the record date, has loaned the securities to which the proxy relates and Loomis Sayles has concluded that it is not in the best interest of the client to recall the loan or is unable to recall the loan in order to vote the securities[1].

•	The client so directs Loomis Sayles.

The Proxy Committee will generally vote against, rather than abstain from voting on, ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, when the Proxy Voting Service has not received a ballot for a client’s account (e.g., in cases where the client’s shares have been loaned to a third party), when proxy materials are not available in English, and under other circumstances beyond Loomis Sayles’ control.

5.

Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the client. All routine “for” and “against” issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security.

6.

Availability of Procedures. Loomis Sayles publishes these Proxy Voting Procedures, as updated from time to time, on its public website, www.loomissayles.com, and includes a description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Loomis Sayles also provides clients with a copy of its Proxy Voting Procedures.

7.

Disclosure of Vote. Loomis Sayles makes certain disclosures regarding its voting of proxies in the aggregate (not specific as to clients) on its website, www.loomissayles.com.For mutual funds that it manages, Loomis Sayles is required by law to make certain disclosures regarding its voting of proxies annually. This information is also available on the Loomis Sayles website. Additionally, Loomis Sayles will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client’s account. Loomis Sayles’ policy is not to disclose a client’s proxy voting records to third parties except as required by applicable law and regulations.

1 Loomis Sayles does not engage in securities lending. However, some clients do opt to lend securities, availing themselves of their custodians’ services.

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C.	Proxy Committee.

1.

Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of the Director of ESG, representatives of the Equity Research Department and the Legal and Compliance Department, and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, he or she may designate another individual to act on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with voting proxies of that issuer. Voting determinations made by the Proxy Committee generally will be memorialized electronically (e.g., by email).

2.	Duties. The Proxy Committee’s specific responsibilities include the following:

a.	developing, authorizing, implementing and updating the Proxy Voting Procedures, including:

(i)      annually reviewing the Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies, including determining the continuing adequacy of the Proxy Voting Procedures to confirm that they have been formulated reasonably and implemented effectively, including whether they continue to be reasonably designed to ensure that proxy votes are cast in clients’ best interest,

(ii)     annually reviewing existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and

(iii)    annually reviewing the proxy voting process and addressing any general issues that relate to proxy voting;

b.	overseeing the proxy voting process, including:

(i)      overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii)     directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,

(iii)    consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and

(iv)    periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;

c.	engaging and overseeing third-party vendors that materially assist Loomis Sayles with respect to proxy voting, such as the Proxy Voting Services, including:

(i)      determining and periodically reassessing whether, as relevant, the Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:

(a)    the adequacy and quality of the Proxy Voting Service’s staffing, personnel and technology,

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(b)    whether the Proxy Voting Service has adequately disclosed its methodologies in formulating voting recommendations, such that Loomis Sayles can understand the factors underlying the Proxy Voting Service’s voting recommendations,

(c)    the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current, materially complete and accurate information, and

(d)    the Proxy Voting Service’s policies and procedures regarding how it identifies and addresses conflicts of interest, including whether the Proxy Voting Service’s policies and procedures provide for adequate disclosure of its actual and potential conflicts of interest with respect to the services it provides to Loomis Sayles.

(ii)     providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients and in accordance with these Proxy Voting Procedures and the determinations and directions of the Proxy Committee,

(iii)    receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and

(iv)    in the event that the Proxy Committee becomes aware that a recommendation of the Proxy Voting Service was based on a material factual error (including materially inaccurate or incomplete information): investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and

d.	further developing and/or modifying these Proxy Voting Procedures as otherwise appropriate or necessary.

3.	Standards.

a.

When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interests as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b.

When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

c.

If Loomis Sayles becomes aware of additional information relevant to the voting of a shareholder meeting after a vote has been entered but before the applicable voting deadline has passed, it will consider whether or not such information impacts the vote determination entered, and if necessary, use reasonable efforts to change the vote instruction.

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D.	Conflicts of Interest.

Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Service in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Service’s recommendation is not in the best interests of the firm’s clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Service’s recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.

E.	Recordkeeping.

Loomis Sayles or the Proxy Voting Service will maintain records of proxies voted pursuant to Rule 204-2 under the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

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Proxy Voting Policies and Procedures

2. PROXY VOTING

A.	Introduction

Loomis Sayles has established certain specific guidelines intended to achieve the objective of the Proxy Voting Procedures: to support good corporate governance, including ESG Matters, in all cases with the objective of protecting shareholder interests and maximizing shareholder value.

B.	Board of Directors

Loomis Sayles believes that an issuer’s independent, qualified board of directors is the foundation of good corporate governance. Loomis Sayles supports proxy proposals that reflect the prudent exercise of the board’s obligation to provide leadership and guidance to management in fulfilling its obligations to its shareholders. As an example, it may be prudent not to disqualify a director from serving on a board if they participated in affiliated transactions if all measures of independence and good corporate governance were met.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Chairman and CEO are Separate Positions: Vote for proposals that require the positions of chairman and CEO to be held by different persons.

Director and Officer Indemnification and Liability Protection:

A.

Vote against proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond legal expenses to acts such as gross negligence that are more serious violations of fiduciary obligations than mere carelessness.

B.

Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director or officer was found to have acted in good faith and in a manner that the director or officer reasonably believed was in the best interests of the company, and (ii) if the director’s or officer’s legal expenses only would be covered.

Director Nominees in Contested Elections: Votes in a contested election of directors or a “vote no” campaign must be evaluated on a case-by-case basis, considering the following factors: (1) long-term financial performance of the issuer relative to its industry; management’s track record; (2) background to the proxy contest; qualifications of director nominees (both slates); (3) evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (4) stock ownership positions.

Director Nominees in Uncontested Elections:

A.

Vote for proposals involving routine matters such as election of directors, provided that at least two-thirds of the directors would be independent, as determined by the Proxy Voting Service, and affiliated or inside

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nominees do not serve on any key board committee, defined as the Audit, Compensation, Nominating and/or Governance Committees.
B.

Vote against nominees that are CFOs of the subject company. Generally, vote against nominees that the Proxy Voting Service has identified as not acting in the best interests of shareholders (e.g., due to over-boarding, risk management failures, a lack of diversity, etc.). Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a key board committee (as defined above). Vote against affiliated and inside nominees if less than two-thirds of the board would be independent. Vote against Governance or Nominating Committee members if both the following are true: a) there is no independent lead or presiding director; and b) the position of CEO and chairman are not held by separate individuals. Generally, vote against Audit Committee members if auditor ratification is not proposed, except in cases involving: (i) investment company board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules; or (ii) any other issuer that is not required by law or regulation to submit a proposal ratifying the auditor selection. Vote against Compensation Committee members when Loomis Sayles or the Proxy Voting Service recommends a vote against the issuer’s “say on pay” advisory vote.

C.

Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interests of shareholders.

D.	Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.
E.	When electing directors for foreign-domiciled issuers, a recommendation of the Proxy Voting Service will generally be followed in lieu of the above stipulations.

Independent Audit, Compensation and Nominating and/or Governance Committees: Vote for proposals requesting that the board Audit, Compensation and/or Nominating and/or Governance Committees include independent directors exclusively.

Independent Board Chairman:

A.

Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent” (based on some reasonable definition of that term) with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.

B.	Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer’s enterprise value is less than $10 billion.

Multiple Directorships: Generally vote against a director nominee who serves as an executive officer of any public company while serving on more than two total public company boards and any other director nominee who serves on more than five total public company boards, unless a convincing argument to vote for that nominee is made by the Proxy Voting Service, in which case, the recommendation of the Proxy Voting Service will generally be followed.

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Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

C.	Ratification of Auditor

Loomis Sayles generally supports proposals for the selection or ratification of independent auditors, subject to consideration of various factors such as independence and reasonableness of fees.

A.	Generally vote for proposals to ratify auditors.
B.

Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

C.

In general, if non-audit fees amount to 35% or more of total fees paid to a company’s auditor we will vote against ratification and against the members of the Audit Committee unless the Proxy Voting Service states that the fees were disclosed and determined to be reasonable. In such instances, the recommendation of the Proxy Voting service will generally be followed.

D.	Vote against ratification of auditors and vote against members of the Audit Committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.
E.	Vote against ratification of auditors if the Proxy Voting Service indicates that a vote for the ratification of auditors it is not in the best long term interest of shareholders.

D.	Remuneration and Benefits

Loomis Sayles believes that an issuer’s compensation and benefit plans must be designed to ensure the alignment of executives’ and employees’ interests with those of its shareholders.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Proposals with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer will be considered on a case-by-case basis.

Director Related Compensation: Vote for proposals that are required by and comply with applicable laws (domestic or foreign) or listing requirements governing the issuer. All other proposals relating to director compensation will be reviewed on a case-by-case basis.

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Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares), in which case the recommendation of the Proxy Voting Service will generally be followed.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive’s death.

Golden and Tin Parachutes:

A.	Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.
B.	Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A.

Vote for proposals to amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B.	Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
C.	Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
D.

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Shareholder Proposals to Limit Executive and Director Pay Including Executive Compensation Advisory Resolutions (“Say on Pay”):

A.	Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
B.

Review on a case-by-case basis (1) all shareholder proposals that seek to limit executive and director pay and (2) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.

C.	Vote against proposals to link all executive or director variable compensation to performance goals.
D.	Vote for an annual review of executive compensation.
E.	Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.
F.

For foreign domiciled issuers where a non-binding advisory vote on executive compensation is proposed concurrently with a binding vote on executive compensation, and the recommendation of the Proxy Voting Service is the same for each proposal, a vote will be entered as recommended by the Proxy Voting Service.

Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.

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Proxy Voting Policies and Procedures

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote against stock option plans which expressly permit repricing of underwater options.
B.	Vote against proposals to make all stock options performance based.
C.	Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.
D.	Vote for proposals that request expensing of stock options.

E.	Capital Structure Management Issues

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Authority to Issue Shares: Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer’s issued ordinary share capital is consistent with industry standards and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.

Blank Check Preferred Authorization:

A.

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B.

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C.	Review proposals to increase the number of authorized blank check preferred shares on a case-by-case basis.

Common Stock Authorization:    Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Greenshoe Options (French issuers only):    Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.

Reverse Stock Splits:    Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Share Cancellation Programs:    Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer’s treasury.

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Proxy Voting Policies and Procedures

Share Repurchase Programs:    Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions, Splits and Dividends:     Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

F.	Mergers, Asset Sales and Other Special Transactions

Proposals for transactions that have the potential to affect the ownership interests and/or voting rights of the issuer’s shareholders, such as mergers, asset sales and corporate or debt restructuring, will be considered on a case-by-case basis, based on (1) whether the best economic result is being created for shareholders, (2) what changes in corporate governance will occur, (3) what impact they will have on shareholder rights, (4) whether the proposed transaction has strategic merit for the issuer, and (5) other factors as noted in each section below, if any.

Asset Sales:    Votes on asset sales will be determined on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of inefficiencies.

Conversion of Debt Instruments:    Votes on the conversion of debt instruments will be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring:    Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales will be considered on a case-by-case basis.

Debt Restructurings:    Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues:

A.	Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
B.	Change in Control - Will the transaction result in a change in control of the company?
C.	Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.
D.

Potential Conflicts of Interest – For example, clients may own securities at different levels of the capital structure; in such cases, Loomis Sayles will exercise voting or consent rights for each such client based on that client’s best interests, which may differ from the interests of other clients.

Delisting a Security:    Proposals to delist a security from an exchange will be evaluated on a case-by-case basis.

Fair Price Provisions:

A.	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
B.	Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

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Proxy Voting Policies and Procedures

Greenmail:

A.	Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
B.	Review anti-greenmail proposals on a case-by-case basis when they are bundled with other charter or bylaw amendments.
C.

Vote for proposals to eliminate an anti-greenmail bylaw if the recommendations of management and the Proxy Voting Service are in agreement. If they are not in agreement, review and vote such proposals on a case-by-case basis.

Liquidations:    Proposals on liquidations will be voted on a case-by-case basis after reviewing relevant factors including but not necessarily limited to management’s efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions:    Votes on mergers and acquisitions should be considered on a case-by-case basis, generally taking into account relevant factors including but not necessarily limited to: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; golden parachutes; financial benefits to current management; and changes in corporate governance and their impact on shareholder rights.

Poison Pills:

A.	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
B.	Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.
C.	Review on a case-by-case basis management proposals to ratify a poison pill.

Reincorporation Provisions:    Proposals to change a company’s domicile will be evaluated on a case-by-case basis.

Right to Adjourn:    Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Spin-offs:    Votes on spin-offs will be considered on a case-by-case basis depending on relevant factors including but not necessarily limited to the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Tender Offer Defenses:    Proposals concerning tender offer defenses will be evaluated on a case-by-case basis.

G.	Shareholder Rights

Loomis Sayles believes that issuers have a fundamental obligation to protect the rights of their shareholders. Pursuant to its fiduciary duty to vote shares in the best interests of its clients, Loomis Sayles considers proposals relating to shareholder rights based on whether and how they affect and protect those rights.

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Proxy Voting Policies and Procedures

Appraisal Rights:    Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Bundled Proposals:    Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Confidential Voting:    Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Counting Abstentions:    Votes on proposals regarding counting abstentions when calculating vote proposal outcomes will be considered on a case-by-case basis.

Cumulative Voting:    Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Equal Access:    Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Exclusive Forum Provisions:    Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer’s Governance Committee in the event of a proposal mandating an exclusive forum without shareholder approval.

Independent Proxy:    Vote for proposals to elect an independent proxy to serve as a voting proxy at shareholder meetings.

Majority Voting:    Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.

Preemptive Rights:    Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to the Common Stock Authorization requirements above.

Proxy Access:    A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). Vote for such proposals when they require the nominating shareholder(s) to hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.

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Proxy Voting Policies and Procedures

Shareholder Ability to Alter the Size of the Board:

A.	Vote for proposals that seek to fix the size of the board.
B.	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors:

A.	Vote against proposals that provide that directors may be removed only for cause.
B.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
C.	Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Shareholder Advisory Committees: Proposals to establish a shareholder advisory committee will be reviewed on a case-by-case basis.

Shareholder Rights Regarding Special Meetings:

A.

Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

B.	Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Supermajority Shareholder Voting Requirements:    Vote for all proposals to replace supermajority shareholder voting requirements with simple majority shareholder voting requirements, subject to applicable laws and regulations. Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Unequal Voting Rights:

A.	Vote against dual class exchange offers and dual class recapitalizations.
B.	Vote on a case-by-case basis on proposals to eliminate an existing dual class voting structure.

Written Consent:    Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination. Generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

H.	Environmental and Social Matters

Loomis Sayles has a fiduciary duty to act in the best interests of its clients.

Loomis Sayles believes good corporate governance, including those practices that address ESG Matters, is essential to the effective management of a company’s financial, litigation and reputation risk, the maximization of its long-term economic performance and sustainability, and the protection of its shareholders’ best interests, including the maximization of shareholder value.

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Proxy Voting Policies and Procedures

Proposals on environmental and social matters cover a wide range of issues, including environmental and energy practices and their impacts, labor matters, diversity and human rights. These proposals may be voted as recommended by the Proxy Voting Service or may, in the determination of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a material impact on an industry or the growth and sustainability of an issuer; (ii) is appropriate for the issuer and the cost to implement would not be excessive; (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk; or (iv) is otherwise appropriate for the issuer.

Loomis Sayles will consider whether such proposals are likely to enhance the value of the client’s investments after taking into account the costs involved, pursuant to its fiduciary duty to its clients.

I.	General Corporate Governance

Loomis Sayles has a fiduciary duty to its clients with regard to proxy voting matters, including routine proposals that do not present controversial issues. The impact of proxy proposals on its clients’ rights as shareholders must be evaluated along with their potential economic benefits.

Changing Corporate Name:    Vote for management proposals to change the corporate name.

Charitable and Political Contributions and Lobbying Expenditures:    Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Proposals of UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.

Delivery of Electronic Proxy Materials:    Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Disclosure of Prior Government Service:    Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Non-Material Miscellaneous Bookkeeping Proposals:    A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.

Reimbursement of Proxy Contest Defenses:    Generally, proposals concerning all proxy contest defense cost reimbursements should be evaluated on a case-by-case basis.

Reimbursement of Proxy Solicitation Expenses:    Proposal to provide reimbursement for dissidents waging a proxy contest should be evaluated on a case by case basis.

State Takeover Statutes:    Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

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Proxy Voting Policies and Procedures

Technical Amendments to By-Laws:    A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.

Transaction of Other Business:    Vote against proposals asking for authority to transact open-ended other business without any information provided by the issuer at the time of voting.

Transition Manager Ballots:    Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.

J.	Investment Company Matters

Election of Investment Company Trustees:    Vote for nominees who oversee fewer than 60 investment company portfolios. Vote against nominees who oversee 60 or more investment company portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more investment company portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds). These policies will be followed with respect to funds advised by Loomis Sayles and its affiliates, as well as funds for which Loomis Sayles acts as subadviser and other third parties.

Mutual Fund Distribution Agreements:    Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.

Investment Company Fundamental Investment Restrictions:    Votes on amendments to an investment company’s fundamental investment restrictions should be evaluated on a case-by-case basis.

Investment Company Investment Advisory Agreements:    Votes on investment company investment advisory agreements should be evaluated on a case-by-case basis.

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Massachusetts Financial Services Company

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2021

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., MFS International Australia Pty. Ltd.; and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C.	Records Retention; and

D.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

While MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. One reason why MFS may vote differently is if MFS has received explicit voting instructions to vote differently from a client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.

From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS’ sole judgment.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.	MFS’ Policy on Specific Issues

Election of Directors at U.S. Issuers

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.” Likewise, we will evaluate nominees for a board of a U.S. issuer with a lead independent director whose overall tenure on the board exceeds twenty (20) years on a case-by-case basis.

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda, (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives; or (5) there are governance concerns with a director or issuer.

MFS also believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance. MFS will generally vote against the chair of the nominating and governance committee or equivalent position at any U.S. company whose board is comprised of less than 15% female directors. MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS’ final voting decision. Because we believe that a board with diverse perspectives is a foundation for good governance, we may increase the minimum percentage of gender diverse directors on company boards and/or expand our policy to consider factors beyond gender to enhance diverse perspectives of the board, including race, ethnicity or geographical location.

MFS believes that the size of the board can have an effect on the board’s ability to function efficiently. While MFS evaluates board size on a case-by-case basis, we will typically vote against the chair of the nominating and governance committee in instances where the size of the board is greater than sixteen (16) members.

For a director who is not a CEO of a public company, MFS will vote against a nominee who serves on more than four (4) public company boards in total. For a director who is also a CEO of a public company, MFS will vote against a nominee who serves on more than two (2) public-company boards in total. MFS may consider exceptions to this policy if: (i) the company has disclosed the director’s plans to step down from the number of public company boards exceeding four (4) or two (2), as applicable, within a reasonable time; or (ii) the director exceeds the permitted number of public company board seats solely due to either his/her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex (as defined by applicable law). With respect to a director who serves as a CEO of a public company, MFS will support his or her re-election to the board of the company for which he or she serves as CEO.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues—Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (i.e., a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. Companies should be mindful of imposing any undue impediments within its bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.

MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent’s rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g., single or modified single-trigger).

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an issuer’s executive compensation practices if MFS determines that such practices are excessive or include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company’s shareholders. MFS will vote in favor of executive compensation practices if MFS has not determined that these practices are excessive or that the practices include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company’s shareholders. Examples of excessive executive compensation practices or poorly aligned incentives may include, but are not limited to, a pay-for-performance disconnect, a set of incentive metrics or a compensation plan structure that MFS believes may lead to a future pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, significant perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

While MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” on a case-by-case basis, MFS generally votes against such anti-takeover devices. MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.” MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Proxy Contests

From time to time, a shareholder may express alternative points of view in terms of a company’s strategy, capital allocation, or other issues. Such shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a “Proxy Contest”). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). Like all of our proxy votes, MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is not in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting’s agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting’s agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading.

MFS typically supports proposals for an independent board chairperson if there is not an appropriate and effective counter-balancing leadership structure in place (e.g., a strong, independent lead director with an appropriate level of powers and duties). Where there is a strong, independent lead director, we will evaluate such proposals on a case-by-case basis. For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Global Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded; (4) since the last annual meeting, the board has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; or (5) there are performance and/or governance concerns with a director or issuer. In such circumstances, we may vote against director nominee(s).

Because MFS believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance, MFS will generally vote against the chair of the nominating and governance committee or equivalent position at any Canadian, European or Australian company whose board is comprised of less than 15% female directors. MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS’ final voting decision. While MFS’ guideline currently pertains to Canadian, European and Australian companies (as well as U.S. companies), we generally believe greater female representation on boards is needed globally. As a result, we may expand our policy to other markets to reinforce this expectation. Because we believe that a board with diverse perspectives is a foundation for good governance, we may increase the minimum percentage of gender diverse directors on company boards and/or expand our policy to consider factors beyond gender to enhance diverse perspectives of the board including race, ethnicity or geographical location.

Also, certain markets have adopted best practice guidelines relating to corporate governance matters (e.g., the United Kingdom’s and Japan Corporate Governance Codes). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. While we incorporate market best practice guidelines and local corporate governance codes into our decision making for certain issuers, we may apply additional standards than those promulgated in a local market if we believe such approach will advance market best practices. Specifically, in the Japanese market we will generally vote against certain director nominees where the board is not comprised of at least one-third independent directors as determined by MFS in its sole discretion. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

Many other items on proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

In accordance with local law or business practices, some companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

Mergers, Acquisitions & Other Special Transactions

MFS considers proposals with respect to mergers, acquisitions, sale of company assets, share and debt issuances and other transactions that have the potential to affect ownership interests on a case-by-case basis.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.

Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);

c.	Considers special proxy issues as they may arise from time to time; and

d.	Determines engagement priorities and strategies with respect to MFS’ proxy voting activities

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.

Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.

If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.

If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of MFS’ Conflicts Officer) will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.

For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.

[1]

For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.

Except as described in the MFS Fund’s Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS’ role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. In these circumstances, if the Proxy Administrator, based on MFS’ prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS uses a variety of materials and information, including, but not limited to, the issuer’s proxy statement and other proxy solicitation materials (including supplemental materials), our own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator). As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter. MFS also uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company’s business or its shareholders, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS Fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize our own internal research and research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

For certain types of votes (e.g., mergers and acquisitions, proxy contests and capitalization matters), the MFS Proxy Voting Committee or its representatives will seek a recommendation from the MFS investment analyst and/or portfolio managers.2 For certain other votes that require a case-by-case analysis per the MFS Proxy Policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the MFS Proxy Voting Committee or its representatives will likewise consult with MFS investment analysts and/or portfolio managers.2 However, the MFS Proxy Voting Committee will ultimately responsible for the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or its representatives may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

[2]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or proxy voting team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. The MFS Proxy Voting Committee establish proxy voting engagement goals and priorities for the year. For further information on requesting engagement with MFS on proxy voting issues or information about MFS’ engagement priorities, please visit www.mfs.com and refer to our most recent proxy season preview and engagement priorities report.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Firm-wide Voting Records

MFS also publicly discloses its firm-wide proxy voting records.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

MetLife Investment Management, LLC

PROXY VOTING POLICY AND PROCEDURES

Policy

MetLife Investment Management, LLC (“MIM”) has established these proxy voting procedures with respect to MIM client accounts (referred to as “client” in this policy) where MIM has been delegated discretionary proxy voting authority. It is MIM’s policy to vote client proxies (“proxies”) for the benefit of and in the best interests of its clients in accordance with its fiduciary duty, Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and other applicable laws (including the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2).

This policy does not apply where MIM has not been delegated proxy voting authority by a client (i.e. the client has retained the authority or designated someone other than MIM to vote proxies on its behalf).

These proxy voting policies and procedures are available to all clients upon request, with the understanding that they are subject to change at any time without notice.

Procedures for Proxy Voting

MIM has adopted these policies and procedures based on the guiding principle that any proxy vote must be done in the best interest of the client and with the intent to maximize the economic value of a particular security. These procedures are designed to ensure that material conflicts of interest on the part of MIM or its affiliates do not affect voting decisions on behalf of clients. All MIM personnel who are involved in the voting of proxies are required to adhere to these policies and procedures.

MIM generally votes every proxy. However, MIM may abstain on any particular vote or otherwise withhold its vote on any matter if, in the judgment of MIM, the costs associated with voting a particular proxy outweigh the benefits to clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of clients.

Once a client has delegated its proxy voting rights to MIM, MIM does not generally accept any subsequent direction on matters presented to shareholders for vote, regardless of whether such subsequent directions are from the client itself or a third party acting on behalf of the client. MIM views the delegation of discretionary voting authority as an “all-or-nothing” choice for its clients.

MIM has adopted proxy voting guidelines (the “Guidelines”) that set forth how MIM plans to vote on specific matters presented for shareholder vote. These Guidelines are periodically reviewed and updated by MIM’s Proxy Voting Committee (the “Proxy Committee”) and maintained by the Proxy Committee. The Guidelines are intended to address most material conflicts of interest. MIM, however, reserves the right to override the Guidelines (an “Override”) with respect to a particular shareholder vote when an Override is consistent with the guiding principle of seeking the maximization of economic value to clients, taking into consideration all relevant facts and circumstances at the time of the vote. MIM’s procedures for determining an Override are set forth herein.

Absent any legal or regulatory requirement to the contrary, it is generally the policy of MIM to maintain the confidentiality of the particular votes that it casts on behalf of clients. MIM will furnish to a particular client details of how MIM has voted the securities in its account; clients can request this information by contacting MIM. MIM does not, however, generally disclose the results of voting decisions to third parties (other than those that may have participated in the voting process, as described below).

1. Proxy Voting Committee

Certain aspects of the administration of these proxy voting policies and procedures are governed by the Proxy Committee. The Proxy Committee may change its structure or composition from time to time, but at all

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times shall consist of at least three members, including at least one representative from MIM’s Index Strategies unit, MIM Legal, and MIM Compliance. A member of MIM’s Index Strategies Unit attends all meetings of the Proxy Committee and is responsible for keeping records of the Proxy Committee’s meetings.

The Proxy Committee shall hold at least two regular meetings during each calendar year, at which the Proxy Committee reviews the proxy voting record data with respect to votes taken in accordance with these policies and procedures since the previous meeting. The Proxy Committee shall also meet: whenever there is a recommendation that the Proxy Committee authorize an Override; in the event of a proxy vote where a material conflict of interest has been identified; or at such other times as the Proxy Committee may determine. Proxy Committee meetings may be held in person, via teleconference or through communication by email.

On all matters, the Proxy Committee makes its decisions by a vote of a majority of the members of the Proxy Committee present at the meeting. At any meeting of the Proxy Committee, a majority of the members of the Proxy Committee then in office constitutes a quorum.

2. Proxy Voting Service Vendor

MIM has retained Institutional Shareholder Services (“ISS”) to vote proxies on MIM’s behalf. ISS prepares analyses of most matters submitted to a shareholder vote and also provides voting services to institutions such as MIM. ISS receives a daily electronic feed of all holdings in relevant MIM client voting accounts, and monitors the client accounts and their holdings to ensure that all proxies are received. MIM has directed ISS to vote proxies in accordance with the Guidelines approved by the Proxy Committee. A member of MIM accesses ISS’ secure website on a periodic basis to monitor the matters presented for shareholder vote and track- the voting of the proxies.

The Proxy Committee shall annually review the services provided by ISS or any other proxy voting and recording service provider retained by MIM, to assess whether the proxy service provider is capable of making impartial proxy voting recommendations in the best interests of MIM’s clients.

In making such an assessment the review may consider:

•	The proxy service provider’s conflict management procedures and assessment of the effectiveness of the implementation of such procedures;

•	The proxy service provider’s Form ADV, if applicable, and other disclosure made by a proxy service provider regarding its products, services and methods of addressing conflicts of interest; and/or;

•	Inquiries to, and discussions with, representatives of a proxy service provider regarding its products, services and methods of addressing conflicts of interest.

No less than annually, MIM shall obtain from each proxy service provider a copy of its conflict management procedures and request that the proxy service provider provide an update of any material revision to such procedures.

3. Overriding the Guidelines

MIM may Override the Guidelines when such an Override is consistent with this policy and the guiding principle of seeking the maximization of economic value to clients, taking into consideration all relevant facts and circumstances at the time of the vote, as further described below.

If any MIM investment professional or a member of MIM Legal or MIM Compliance believes that MIM should vote in a manner inconsistent with the Guidelines, such person must notify MIM’s Chief Compliance Officer (“CCO”). MIM’s CCO will work with MIM Legal to make a determination as to whether the situation presents a material conflict of interest.

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The term “conflict of interest” refers to a situation in which MIM or its affiliates have a financial interest in the proxy matter, other than the obligation MIM incurs as investment adviser, which may compromise MIM’s freedom of judgment and action with respect to the voting of the proxy.

A. No Material Conflict of Interest

If MIM Legal determines that there is no material conflict of interest, MIM will present the matter to the Proxy Committee for a vote. If the Proxy Committee approves the Override, the appropriate member of MIM will instruct ISS to vote accordingly prior to the voting deadline. MIM will retain records of documents material to any such determination and the voting of any such proxy.

B. Material Conflict of Interest

If, however, MIM Legal determines that there is a material conflict of interest with respect to the relevant shareholder vote, a special meeting of the Proxy Committee will be required to override the guidelines. As part of its deliberations, the Proxy Committee will consider, as applicable, the following:

•	a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;

•	data regarding client holdings in the relevant issuer;

•	pertinent information related to a material conflict of interest, together with all relevant materials;

•	the vote indicated by the Guidelines, together with any relevant information provided by ISS; and

•	the rationale for the request for an Override, together with all relevant information.

After review, the Proxy Committee will arrive at a decision based on the guiding principle of seeking the maximization of the economic value of clients’ holdings. The Proxy Committee may vote to authorize an Override with respect to such a vote notwithstanding the presence of a material conflict of interest only if the Proxy Committee determines that such an Override would be in the best interests of clients. Whether or not the committee authorizes an Override, the Proxy Committee’s deliberations and decisions will be appropriately documented and such records will be maintained by the group responsible for keeping records of the Proxy Committee’s meetings.

4. Votes Not Governed by Guidelines

In the event that there is a matter presented for a proxy vote that is not governed by the Guidelines, the Proxy Committee will follow a process similar to that set forth in Section 3 above for overriding the Guidelines. In such a scenario, the relevant portfolio management team will make a recommendation to the Proxy Committee as to how such proxy should be voted, based on the portfolio management team’s assessment of the particular matter(s) at issue and what they believe to be in the best interest of the client, with the intent to maximize the economic value of the particular security. Unless MIM Legal determines that the situation presents a material conflict of interest, the Proxy Committee shall approve the portfolio management team’s recommendation, and a member of MIM will instruct ISS to vote in accordance with the recommendation. In the event that MIM Legal determines that there is a material conflict of interest with respect to the relevant shareholder vote, a special meeting of the Proxy Committee will be required to arrive at a voting decision, following the applicable considerations and documentation requirements set forth in the “Material Conflict of Interest” section above.

5. No Undue Influence

If at any time any MIM associate is pressured or lobbied with respect to overriding the Guidelines for a particular shareholder vote, such person should provide information regarding such activity to MIM’s CCO who

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will notify MIM Legal and the Proxy Committee and maintain a record of this information. The Proxy Committee will consider this information in evaluating any proposed Override with respect to such a vote.

Books and Records Retention

MIM (or ISS on behalf of MIM) maintains records of all proxies voted in accordance with Section 204-2 of the Advisers Act. As required and permitted by Rule 204-2(c) under the Advisers Act, the following records are maintained:

•	a copy of these policies and procedures;

•	proxy statements received regarding client securities are maintained by ISS;

•	a record of each vote cast is maintained by ISS, and such records are accessible to MIM;

•	a copy of any document created by MIM that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

•	each written client request for proxy voting records and MIM’s written response to any (written or oral) client request for such records.

Adopted: 2006

Amended: July 1, 2019

Amended: January 1, 2020

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Morgan Stanley Investment Management Inc.

September 2020

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I.     POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asia Limited, Morgan Stanley Investment Management (Japan) Co. Limited and Morgan Stanley Investment Management Private Limited (each a “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets.

•

With respect to the registered management investment companies sponsored, managed or advised by any MSIM affiliate (the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds.

•

For other pooled investment vehicles (e.g., UCITS), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the relevant governing board.

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For separately managed accounts (including ERISA and ERISA-equivalent clients), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under the applicable investment advisory agreement or investment management agreement. Where a MSIM Affiliate has the authority to vote proxies on behalf of ERISA and ERISA-equivalent clients, the MSIM Affiliate must do so in accordance with its fiduciary duties under ERISA (and the Internal Revenue Code).

•

In certain situations, a client or its fiduciary may reserve the authority to vote proxies for itself or an outside party or may provide a MSIM Affiliate with a statement of proxy voting policy. The MSIM Affiliate will comply with the client’s policy.

A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In addition to voting proxies at portfolio companies, MSIM routinely engages with the management or board of companies in which we invest on a range of environmental, social and governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions. In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Retention and Oversight of Proxy Advisory Firms - Institutional Shareholder Service (ISS) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, record retention, ballot processing and voting recommendations.

To facilitate proxy voting MSIM has retained Research Providers to provide company level reports that summarize key data elements contained within an issuers proxy statement. . While we are aware of the voting recommendations of one or more Research Providers these recommendations are not an input into our vote nor is any potential vote prepopulated based on proxy advisors research. MSIM votes all proxies based on its own proxy voting policies in the best interests of each client. In addition to research, MSIM retains ISS to provide vote execution, reporting, and recordkeeping services.

As part of MSIM’s ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

Securities Lending - MSIM Funds or any other investment vehicle sponsored, managed or advised by a MSIM affiliate may participate in a securities lending program through a third party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender (i.e., a MSIM Fund or another investment vehicle sponsored, managed or advised by a MSIM affiliate) is not entitled to vote the lent shares at the company meeting. In general, MSIM believes the revenue received from the lending program outweighs the ability to vote and we will not recall shares for the purpose of voting. However, in cases in which MSIM believes the right to vote outweighs the revenue received, we reserve the right to recall the shares on loan on a best efforts basis.

II.	GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of our clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP (Morgan Stanley AIP) will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain or vote against on matters for which disclosure is inadequate.

A.	Routine Matters.

We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

•	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

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Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported. We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.	Board of Directors.

1.

Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.

We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.

We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.

At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.

Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d.	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.

We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance. Also, if the board has failed to consider diversity, including gender and ethnicity, in its board composition.

f.

We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.

In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.

We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.

We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than five public company boards (excluding investment companies), or public company CEOs that serve on more than two outside boards given level of time commitment required in their primary job.

k.

We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2.

Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.

Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.

Board diversity: We generally support shareholder proposals urging diversity of board membership with respect to gender, race or other factors where we believe the board has failed to take these factors into account.

5.

Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.

Proxy access: We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company’s proxy statement and on the company’s proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group.

7.

Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.

Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.

Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.

Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.

Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.

Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C.

Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D.

Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E.	Changes in capital structure.

1.	We generally support the following:

•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

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U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

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U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

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Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

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Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.	We generally oppose the following (notwithstanding management support):

•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•

Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

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Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F.	Takeover Defenses and Shareholder Rights.

1.

Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.

Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements. Also, we oppose provisions that do not allow shareholders any right to amend the charter or bylaws.

3.

Shareholders right to call a special meeting: We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4.	Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.

Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.

Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G.

Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H.	Executive and Director Remuneration.

1.	We generally support the following:

•

Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•

Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•

Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.

In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.

4.

Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6.

We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.

Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8.

Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I.

Social and Environmental Issues. Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular social and environmental matters. As MSIM believes that relevant social and environmental issues can influence risk and return, we consider how to vote on proposals related to social and environmental issues on a case-by-case basis by determining the relevance of social and environmental issues identified in the proposal and their likely impacts on shareholder value. In reviewing proposals on social and environmental issues, we consider a company’s current disclosures and our understanding of the company’s management of material social and environmental issues in comparison to peers. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value and we may oppose proposals that intrude excessively on management prerogatives and/or board discretion. We generally vote against proposals requesting reports or actions that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs.

Environmental Issues:

We generally support proposals that if implemented would enhance useful disclosure, such as disclosures aligned with SASB (Sustainability Accounting Standards Board) and the TCFD (Taskforce on Climate-related Financial Disclosures). We also generally support proposals that aim to meaningful reduce or mitigate a company’s impact on the global climate.

Social Issues:

We generally support proposals that if implemented would enhance useful disclosure on employee and board diversity, including gender, race, and other factors. We consider proposals on other social issues on a case by case basis but generally support proposals that seek to enhance useful disclosure on material issues such as human rights risks, supply chain management and human capital management.

J.

Funds of Funds. Certain MSIM Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. In markets where proportional voting is not available we will not vote at the meeting, unless otherwise determined by the Proxy Review Committee. Other MSIM Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MSIM Fund owns more than 25% of the voting shares of the underlying fund, the MSIM Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.

III.	ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee consists of investment professionals who represent the different investment disciplines and geographic locations of MSIM, and is chaired by the director of the Global Stewardship Team (“GST”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The GST Director is responsible for identifying issues that require Committee deliberation or ratification. The GST, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The GST has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

GST and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the GST will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A.	Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by GST.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B.	Material Conflicts of Interest

In addition to the procedures discussed above, if the GST Director determines that an issue raises a material conflict of interest, the GST Director may request a special committee (“Special Committee”) to review, and recommend a course of action with respect to, the conflict(s) in question

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.

Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

4.

One of Morgan Stanley’s independent directors or one of MSIM Funds’ directors also serves on the board of directors or is a nominee for election to the board of directors of a company held by a MSIM Fund or affiliate.

If the GST Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.

If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the GST Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the GST Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The GST Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.	Proxy Voting Reporting

The GST will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the GST for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the GST will report the decisions to each applicable Board of Trustees/Directors of those Funds (the “Board) at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

In addition, to the extent that Committee and Special Committee decisions and actions relate to a security held by other pooled investment vehicles, the GST will report the decisions to the relevant governing board of the pooled investment vehicle.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

Also, MSIM maintains voting records of individual agenda items at company meetings in a searchable database on its website on a rolling 12-month basis.

In addition, ISS provides vote execution, reporting and recordkeeping services to MSIM.

IV.	RECORDKEEPING

Records are retained in accordance with Morgan Stanley’s Global Information Management Policy, which establishes general Firm-wide standards and procedures regarding the retention, handling, and destruction of official books and records and other information of legal or operational significance. The Global Information Management Policy incorporates Morgan Stanley’s Master Retention Schedule, which lists various record classes and associated retention periods on a global basis.

Approved by the Board September 24-25, 2019.

APPENDIX A

Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP’s Custom Advisory Portfolio Solutions service. Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team the Private Equity Real Estate Fund of Funds investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.

Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.

Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Neuberger Berman Investment Advisers LLC

Summary of Neuberger Berman’s Proxy Voting Policy

Neuberger Berman Investment Advisers LLC (“NBIA”). NBIA has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting. The following is a summary of the Proxy Voting Policy.

NBIA’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines or, in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of an independent third party.

NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.

In the event that an investment professional at NBIA believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in the requested manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the voting guidelines; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Pacific Investment Management Company LLC

Proxy Voting Policy

April 2020

Policy

The proxy voting policy (“the Policy”) is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the Policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority.1

PIMCO will vote proxies2 in accordance with this Policy and the relevant procedures related to proxy voting for each of its clients unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients results from its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets. PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients.

A. General Policy Statement

The Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

When considering client proxies, PIMCO may determine not to vote a proxy if it has a reasonable belief that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio manager (“PM”) to effect trades in the related security; (3) not taking action or affirmatively filing an abstention is in the best interest of the client account; (4) voting is not in the best interest of the client; or (5) the Legal and Compliance department or the Conflicts Committee has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

B. Conflicts of Interest

1.    Identification of Conflicts of Interest

When acting on client proxies, potential conflicts of interest may appear to or can interfere with PIMCO’s ability to evaluate proxies in accordance with PIMCO’s fiduciary standard. Actual or potential conflicts of interest could arise in many ways when PIMCO votes client proxies, such as (i) if PIMCO has a material business relationship with the issuer to which the proxy relates; (ii) if a PM/Analyst responsible for voting a proxy has a material personal3 or business relationship with the issuer; (iii) if PIMCO clients have divergent

[1]

Voting or consent rights shall not include matters that are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

[2]

Proxies generally describe corporate action-consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

[3]	Personal relationships include employee and immediate family member interests with an issuer.

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interests in the proxy vote; and (iv) if the PM/Analyst voting a proxy becomes aware of a material business relationship between the issuer and a PIMCO Affiliate prior to voting.

Furthermore, an independent industry service provider (“ISP”) that PIMCO retains may have its own conflicts of interest in connection with the proxy research and voting recommendations it provides. Before voting a client proxy, each PM/Analyst will evaluate any conflicts of interest identified by the ISP and escalated to PIMCO. In each case, the determination will be made in the client’s best interest and consistent with PIMCO’s fiduciary duties.

Each PM/Analyst has a duty to disclose to the Legal and Compliance department any known potential or actual conflicts of interest relevant to a proxy vote prior to voting (whether the proxy will be voted by the ISP or PIMCO). If no potential or actual conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the proxy may be voted by the responsible PM/Analyst in good faith and in the best interests of the client.

PIMCO seeks to prevent conflicts of interest from interfering with its voting of client proxies by identifying such conflicts and resolving them as described in this Policy.

2.    Resolution of Potential/ Identified Conflicts of Interest

Equity Securities.4 PIMCO has retained an ISP5 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP.

PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP’s voting recommendation. In each case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents at the discretion of the issuer/custodian.

When processed as proxy voting ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities.

When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporate action-consents (collectively referred to herein as proxies) with respect to fixed income securities.

[4]

The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

[5]	The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., 1177 Avenue of the Americas, 2nd Floor, New York, NY 10036.

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Conflicting Client Interests. Where the conflict at issue has arisen because PIMCO clients have divergent interests (which may include, but are not limited to, divergent investment strategies or objectives), the applicable PM/Analyst may vote the proxy as follows:

•

If the conflict exists between the accounts of one or more PMs/Analysts on the one hand, and accounts of one or more different PMs/Analysts on the other, each PM/Analyst (if the conflict does not also exist among the PM’s/Analyst’s accounts) will vote on behalf of his or her accounts in such accounts’ best interests.

•

If the conflict exists among the accounts of a PM/Analyst, the PM/Analyst shall vote the proxies in the best interest of each client and should be prepared to respond to inquiries regarding proxy decisions. Each PM/Analyst has the discretion to escalate questions regarding divergent interests to the head of the PM’s desk, Operations or the Legal and Compliance department as necessary.

Affiliated Fund Considerations

PIMCO-Affiliated Fund Shares Covered by ISP. The ISP may make voting recommendations for proxies relating to PIMCO-affiliated fund shares in accordance with the ISP guidelines. PIMCO may determine to resolve a conflict of interest with respect to a PIMCO-managed separate account, fund or other collective investment vehicle holding such PIMCO-affiliated fund shares by following the recommendation of the ISP. When the ISP publishes a voting recommendation with respect to PIMCO-Affiliated Funds, PIMCO may elect to override the ISP when doing so is in the client’s best interest and consistent with PIMCO’s fiduciary duties.

PIMCO-Affiliated Fund Shares Not Covered by ISP. In certain circumstances, conflicts of interest with respect to the voting of proxies may also arise when PIMCO-managed separate accounts (including wrap program accounts advised or managed in whole or in part by PIMCO and other wrap program accounts for which PIMCO has proxy voting authority), funds or other collective investment vehicles are shareholders of PIMCO-affiliated funds that are the subject of proxies. PIMCO will vote client proxies relating to a PIMCO-affiliated fund in accordance with the offering or other disclosure documents or any applicable contract for the PIMCO-managed separate account, fund or other investment vehicle holding shares of the PIMCO-affiliated fund. Where such documents are silent on the issue, PIMCO will vote client proxies relating to a PIMCO-affiliated fund by “echoing” or “mirroring” the vote of the other shareholders in the underlying funds, or by applying other appropriate methods in the Policy.

3.    Escalation of Conflicts of Interest

Direct Resolution by the Proxy Working Group. PIMCO may leverage a Working Group to assist in the evaluation and resolution of potential conflicts of interest. When a conflict is brought to the Working Group for resolution, the Working Group will seek to mitigate the actual or potential conflict in the best interest of clients. In considering the manner in which to mitigate a conflict of interest, the Working Group may take into account various factors, including:

•	The extent and nature of the actual or potential conflict of interest;

•	If the client is a fund, whether it has an independent body (such as a board of directors) that is willing to give direction to PIMCO;

•	The nature of the relationship of the issuer with the PM/Analyst or PIMCO (if any);

•	Whether there has been any attempt to directly or indirectly influence PIMCO’s voting decision or actions; and

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•	Whether the direction of the proposed vote would appear to benefit the PM/Analyst (including any personal relationship), PIMCO, a related party or another PIMCO client.

The Working Group Protocol. To facilitate the efficient resolution of conflicts of interest, the Working Group may establish a protocol (the “Working Group Protocol”) that directs the methods of resolution for specific types of conflicts, provided that such methods are consistent with this Policy. Generally, once a protocol has been established for a certain type of conflict all conflicts of that type will be resolved pursuant to the protocol.

PIMCO Conflicts Committee. The Working Group in its discretion may escalate potential conflicts of interest to the firm wide Conflicts Committee for review on an as needed basis.

The Legal and Compliance department will record the manner in which each such conflict is resolved.

C. ISP Oversight

Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of ISP’s engaged to provide PIMCO with proxy voting research and recommendations. PIMCO’s due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP’s capacity and competency to provide proxy voting research and recommendations6, and the ISP’s compliance program.

D. Delegation of Proxy Voting Authority

Sub-Adviser Engagement. As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain PIMCO-affiliated Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.

E. Reporting and Disclosure Requirements and the Availability of Proxy Voting Records7

For each U.S. registered investment company (“fund”) that PIMCO sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 is properly reported on Form N-PX, which is filed with the SEC no later than August 31 of each year. PIMCO will also ensure that each fund states in its Statement of Additional Information (“SAI”) (or, with respect to Private Account Portfolio Series of PIMCO Funds (“PAPS Portfolios”), the Offering Memorandum Supplement) and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30 is available without charge through the fund’s website and on the SEC’s website. PIMCO’s Funds Business Group is responsible for ensuring that this information is posted on each fund’s website. PIMCO will ensure that

[6]	This includes the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.

[7]

For each Canadian mutual fund under NI 81-102 (“fund”) that PIMCO Canada sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 is properly disclosed on the PIMCO Canada website no later than August 31 of each year.

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proper disclosure is made in each fund’s SAI (or, with respect to the PAPS Portfolios, the Offering Memorandum Supplement) and annual and semiannual reports describing (or, in the case of annual and semiannual reports, regarding the availability of a description of) the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities. PIMCO will also ensure that proper disclosure is made in each closed-end fund’s Form N-CSR filing for an annual report describing the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities.

Except to the extent required by applicable law (including with respect to the filing of any Form N-PX) or otherwise approved by PIMCO, PIMCO or its agents will not disclose to third parties its voting intentions or how it voted a proxy on behalf of a client in order to reduce the occurrence of actual or potential conflicts of interest. However, upon request from an appropriately authorized individual, PIMCO will disclose to PIMCO-named affiliates, its clients or an entity delegating voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a summary thereof: (i) in PIMCO’s Part 2 of Form ADV; or (ii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

F. Records

PIMCO or its agent (e.g., IMS West or the ISP) will maintain proxy voting records in accordance with applicable law.

Effective:	August 2003

Revised:	May 2007	June 2014
	May 2010	November 2017
	October 2012	April 2020

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PanAgora Asset Management, Inc.

PROXY VOTING POLICY DISCLOSURE

PanAgora Asset Management, Inc.

Introduction

PanAgora Asset Management (“PanAgora”) seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way that PanAgora believes will maximize the monetary value of each portfolio’s holdings. PanAgora takes the view that this will benefit our direct clients and, indirectly, the ultimate owners and beneficiaries of those clients.

Oversight of the proxy voting process is the responsibility of the Investment Committee. The Investment Committee reviews and approves amendments to the PanAgora Proxy Voting Policy and delegates authority to vote in accordance with this policy to its third party proxy voting service. PanAgora retains the final authority and responsibility for voting. In addition to voting proxies, PanAgora:

1)	describes its proxy voting procedures to its clients in Part 2A of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how PanAgora voted the client’s proxies;

4)	generally applies its proxy voting policy consistently and keeps records of votes for each client in order to verify the consistency of such voting;

5)	documents the reason(s) for voting for all non-routine items; and

6)	keeps records of such proxy votes.

Process

PanAgora’s Chief Compliance Officer is responsible for monitoring proxy voting. As stated above, oversight of the proxy voting process is the responsibility of the Investment Committee, which retains oversight responsibility for all investment activities of PanAgora.

In order to facilitate our proxy voting process, PanAgora retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Chief Compliance Officer has delegated the responsibility of working with this firm to the Compliance Manager responsible for oversight of PanAgora’s third party proxy agent, for ensuring that proxies are submitted in a timely manner. PanAgora’s Chief Compliance Officer has instituted a process for oversight of the third party proxy agent, including sampling of votes to ensure compliance with PanAgora’s policy, onsite visits to the agent and review of the agent’s policies and procedures and potential conflicts of interest.

All proxies received on behalf of PanAgora clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our proxy voting firm’s guidelines as adopted by the Investment Committee.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients or portfolio managers, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted by the Chief Compliance Officer for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of PanAgora. If the Chairman of the Investment Committee determines that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, the Chairman will examine each of the issuer’s proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolio’s holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

PanAgora also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

Potential Conflicts

As discussed above under Process, from time to time, PanAgora will review a proxy that presents a potential material conflict. An example could arise when PanAgora has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, PanAgora takes these potential conflicts very seriously. While PanAgora’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by PanAgora’s potential conflict, there are a number of courses PanAgora may take. The final decision as to which course to follow shall be made by the Investment Committee.

Casting a vote which simply follows PanAgora’s pre-determined policy eliminates PanAgora’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that PanAgora believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, PanAgora may employ the services of a third party, wholly independent of PanAgora, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party not feasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of PanAgora’s clients, shall be formalized in writing. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients’, and not PanAgora’s, best interests.

Finally, as discussed above, PanAgora reviews the policies and procedures of its proxy voting agent to seek to identify and address conflicts and potential conflicts of interest that may arise. If and to the extent such a conflict is identified, PanAgora will work with the agent to ensure that the conflict is appropriately addressed and that PanAgora’s proxies are voted in accordance with its proxy voting policy in the best interest of its clients.

Recordkeeping

In accordance with applicable law, PanAgora shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in PanAgora’s office:

1)	PanAgora’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)	a copy of each proxy statement PanAgora receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do);

3)	a record of each vote cast by PanAgora (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)	a copy of any document created by PanAgora that was material in making its voting decision or that memorializes the basis for such decision; and

5)	a copy of each written request from a client, and response to the client, for information on how PanAgora voted the client’s proxies.

Disclosure of Client Voting Information

Any client of PanAgora who wishes to receive information on how their proxies were voted should contact its Client Service Manager.

Schroder Investment Management North America Inc.

PROXY VOTING

Schroder Investment Management North America Inc. (“the Adviser”) treats the voting of proxies as an important part of its management of client assets. It votes proxies in a manner that it deems to be in the best interest of its clients. This proxy voting policy outlines the approach taken by the Adviser to the responsible use of voting rights in companies on behalf of our clients.

I.    PROXY VOTING

The Adviser recognizes the responsibility to make considered use of voting rights. The Adviser therefore evaluates voting issues on our investments and, where the Adviser has the authority to do so, votes on them in line with our fiduciary responsibilities in what we deem to be the interests of our clients. The Adviser:

a.	Has written policies and procedures that are reasonably designed to ensure that the Adviser votes in the best interest of clients;
b.	Discloses to clients the ways in which they may obtain information on how the Adviser voted with respect to their securities; and
c.	Upon request from the client, provide details regarding its proxy policies and procedures.

II.    PROXY COMMITTEE

The Adviser relies on the Schroders Corporate Governance Group, which manages the proxy voting process for Schroders globally. The Group’s Proxy Committee is responsible for ensuring compliance with its proxy voting policy. When voting proxies, the Groups’ Proxy Committee relies on the Global Environmental, Social and Governance Policy (“the Global Policy”) and the actual voting of proxies is carried out by Schroder Investment Management Ltd. the UK affiliate of the Adviser.

The Group Proxy Committee exercises oversight to assure that proxies are:

–	Voted in accordance with the Global Policy and that any votes inconsistent with the Global Policy are documented; and
–

The Governance Group uses proxy research from third party service providers as part of their analytical process when making decisions on particular proxy proposals. The Adviser’s Proxy Committee oversees and reviews the actions of the Group Proxy Committee and bears ultimate responsibility for proxy voting decisions. It ensures that votes are in line with our fiduciary responsibilities in what the Adviser deems to be the best interests of our client.

The scope of the Adviser’s Proxy Committee’s activities are set out in the terms of reference that govern the activities of the Proxy Committee.

III.    OVERSIGHT OF PROXY SERVICE PROVIDER

Schroders has retained an independent third party service provider (the “Proxy Service Provider”) to analyze proxy issues, provide recommendations on how to vote those issues, and to provide administrative assistance with the proxy voting process. While the Group Proxy Committee takes into consideration the information provided by the Proxy Service Provider, the Group Proxy committee votes all proxies based on the Global Policy and the Adviser’s determinations regarding the best interests of its clients.

The Group Proxy Committee monitors the Proxy Service Provider’s performance and conflicts of interest to ensure the the Adviser continues to vote proxies in the best interests of its clients. As part of its ongoing oversight, the Group Proxy Committee performs periodic due diligence on the Proxy Service Provider.

IV.    VOTING CONFLICTS OF INTEREST

Occasions may arise where a conflict or perceived conflict of interest related to a proxy proposal exists. In such situations, the Group Committee will follow the voting recommendations of a third party (which is the supplier of our proxy voting processing and research service). If a recommnedation from the third party is unavailable, or if the Group Committee believes it should override the recommnedations of the third party and vote in a way that may also benefit, or perceived to benefit, the Adviser’s interest, then the Group Committee will obtain approval of the decision of from the Global Head of Equities with the rationale of such vote being recorded in writing.

V.    RECORD KEEPING

The Adviser is required to maintain records related to proxy voting statements received regarding client securities, records of vote’s casted, records of client requests for proxy information, and documents prepared Schroders that were material to making the decision on how to vote. These must be maintained in an easily accessible place for five years.

VI.    DISCLOSURE

1.	The Adviser discloses in its Form ADV Part 2 that clients may contact the Client Service Representative in order to obtain the Proxy Voting Policy and information as to specific votes.
2.	A concise summary of this Proxy Voting Policy and Procedures is included in the Adviser’s Form ADV Part 2, and will be updated whenever these policies and procedures are updated.

VII.    DUE DILIGENCE

The Chief Compliance Officer, along with the Compliance Department will periodically review a sample of proxy votes to determine whether those votes, acting through a third party, complied with policies and procedures. The Chief Compliance Officer may rely on reports provided by the Group Proxy Committee.

VIII.    ANNUAL REVIEW

The Chief Compliance Officer, along with the Compliance Department shall review, no less frequently than annually, the adequacy of policies and procedures to ensure they continue to be reasonably designed to confirm that proxies are voted in the best interests of clients.

Schroders

Environmental, Social and Governance Policy for Listed Assets

December 2020

This document is intended to be for information purposes only and it is not intended as promotional material in any respect

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Schroders Environmental, Social & Governance Policy for Listed Assets	For information purposes only

Schroders’ ESG

Definition and Philosophy

Defining ESG

ESG investment covers the range of investment activities which recognise the relationship between companies and the societies and environments in which they operate, and between companies and the shareholders which control them.

ESG integration explicitly and systematically includes analysis of a range of risks and opportunities related to environmental, social and governance (ESG) drivers.

In principle, this leads to a broader assessment of the environment in which companies operate and their performance in managing different stakeholders, giving a fuller understanding of future opportunities and risks than traditional financial analysis alone.

Screening excludes companies involved in controversial activities. We recognise that many investors have concerns over specific activities to which they do not want their investment exposed. Where appropriate, we work with them to define the criteria used to avoid investment in companies operating in those industries and maintain that exclusion on an ongoing basis.

Sustainable investment is an approach in which a company’s sustainability practices are paramount to the investment decision and in which ESG analysis forms a cornerstone of the investment process. Sustainable products look for sustainability leaders with a superior sustainability profile relative to their peers. As a result they are longer term with their investment horizon, and step away from opportunities that may appear attractive in valuation terms but have challenges on an aspect of ESG.

Impact investment intends to achieve specific, positive social and environmental benefits while also delivering a financial return. This is not the same as impact measurement, which looks at how companies’ activities affect the world both positively and negatively.

Schroders’ Philosophy

At Schroders, we see ourselves as long-term stewards of our clients’ capital, and this philosophy leads us to focus on the long-term prospects for the assets in which we invest. It is central to our investment process to analyse each investment’s ability to create, sustain and protect value to ensure that it can deliver returns in line with our clients’ objectives. Where appropriate we also look to engage and to vote with the objective of improving performance in these areas.

We believe the responsibility of investors includes protecting the interests of our clients from the impacts of financial and non-financial risks. Assessing and engaging on sustainability is becoming more important to investment processes.

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In our view, ESG and industrial trends are intrinsically linked. Companies face competitive pressures from a wider range of sources, on a larger scale and at a faster pace than ever before. Investors no longer have a choice over whether to seek exposure to ESG risks and opportunities; all companies and portfolios will be impacted.

This is why we have committed to integrate ESG across all of our investment teams by the end of 2020.

The policies outlined in this document apply to ESG integrated strategies, spanning equities, fixed income, multi-asset and alternatives. They incorporate what we have learnt from over twenty years of integrating ESG analysis across asset classes and geographies across the Schroders group. Given our commitment to integration and the growing data supporting effective implementation, we expect our approaches to continue to evolve.

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Our ESG Process

Integration

We seek to integrate ESG considerations into our research and overall investment decisions across investment desks and asset classes. We recognise that different asset classes, portfolio strategies and investment universes require different lenses to most effectively strengthen decision-making.

We measure and track levels of ESG integration using an internal accreditation framework. Schroders’ Sustainability Accreditation is our approach to formally recognising investment teams who have successfully integrated ESG into investment decisions.

The accreditation process starts with a collaborative effort between the Sustainable Investment team and the investment team to map out the end-to-end investment process from idea generation to portfolio construction, and ensuring ESG is integrated systematically and meaningfully into the relevant steps.

Our approach is pragmatic – we want to integrate ESG into established investment processes rather than create separate processes, which run the risk of becoming an after thought or a box ticking exercise. It is also robust; teams should be able to articulate and demonstrate how relevant issues are identified, investments are examined, portfolio decisions are influenced and how they monitor and manage emerging ESG risks. The Sustainable Investment team provides research, proprietary tools, and support to implement these steps.

The accreditation documents are reviewed and refreshed; over time investment teams are expected to have improved levels of ESG integration.

Our integration approach spans the breadth of the investment process, from identifying trends, analysing securities, constructing portfolios, through to engagement, voting and reporting. We believe that the investment decision makers must own true ESG integration. Below we outline how our fund managers, analysts and Sustainable Investment team work together to integrate ESG into each team’s investment processes:

–

The Sustainable Investment team works directly with the investment teams and provides ongoing advisory services to ensure that ESG is integrated in a relevant way for the asset class, investment philosophy, and market, taking into account rapidly evolving best practices. This does not remove accountability remaining with each investment team to ensure ESG is integrated in its research, analysis and decision making processes.

–

Our ESG analysts - like our investment analysts - have a sector focus. This enables them to gain a deeper understanding of sector-specific ESG issues and work in tandem with our investment analysts and portfolio managers to identify and assess ESG risks and opportunities, as well as incorporate consideration of these factors into their company models where

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appropriate. Regular sector updates are distributed to analysts across the capital structure to ensure that they are kept appraised of the latest developments.

–	Our Sustainable Investment team produce regular multi-sector and multi-region thematic research to ensure investors keep abreast of the latest ESG trends, and how they can impact valuation and risk.

–

Our Sustainable Investment team has produced a number of proprietary tools to help our analysts and fund managers identify, understand and manage ESG risks and opportunities. We outline these tools in the section below. The Sustainable Investment team provides on-going training to investors to ensure that they are aware of developments in this rapidly evolving area of interest. The team also creates training content which is available to investors on the in-house L&D system. Investors have ESG training included in their personal objectives.

–

Our equity and fixed income analysts analyse relevant ESG risks and opportunities for securities under their coverage within their research notes. Our Sustainable Investment team provide support by adding sector views and reviews of research notes for some teams periodically to highlight where ESG analysis can be enhanced and to promote best practice.

–

Each quarter the Sustainable Investment team screens desk portfolios against third-party ESG ratings from specialist ESG research providers and these ratings are distributed to investment desks. We do not believe that third-party ESG research views are the definitive view of a company’s ESG performance but it provides a catalyst for further research and discussions

Our proprietary tools

Our Sustainable Investment team has developed a number of proprietary ESG tools to help our fund managers and analysts identify, understand and manage ESG risks and opportunities. CONTEXT and SustainEx, our flagship tools currently available for equity and corporate credit, are outlined below.

–

CONTEXT looks at logical and wide ranging data to assess how a company’s relationship with its stakeholders (customers, suppliers, regulators, environment, employees, communities) and calculates a score for each company. The score will vary across investment strategies - CONTEXT is interactive and highly customisable, enabling analysts to select the most material ESG factors for each sector, weight their importance and apply relevant metrics. Analysts are then able to compare companies based on the metrics selected, their own company assessment scores or adjusted rankings (by size, sector or region). The unique features of the tool give analysts the flexibility to make company specific adjustments to reflect their specialist knowledge.

–

SustainEx is our award-winning impact measurement tool. It scientifically combines measures of both the harm companies can do and the good they can bring to arrive at an aggregate measure of each firm’s social and environmental impact, allowing investors to target their ESG investments

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effectively. It quantifies the extent to which companies are in credit or deficit with the societies to which they belong, and the risks they face if the costs they externalise are pushed into companies’ own costs.

Company Analysis

We believe that analysing exposure to and management of ESG factors, in addition to traditional financial analysis, will enhance our understanding of a company’s fair value and its ability to deliver long-term returns

We pay particular focus to ensuring that stakeholder relationships across the board (suppliers, customers, employees, communities, the environment, regulators, fixed income and equity providers) are managed in a sustainable manner

Sovereign Analysis

The social and environmental backdrop facing countries and their governments is changing quickly. As pressures become more acute, the financial importance of effectively managing social and environmental change is rising. Identifying and understanding relevant ESG issues and assessing how challenges are being met, help with our long term analysis of Sovereign risk.

The thematic research and tools constructed by the Sustainable Investment team are available for investment teams. These have been developed to ensure that data relating to countries’ ESG performance is easily accessible. The Sustainable Investment team also work with the Economics team seeking to quantify how these long term challenges may impact their regional forecasts.

Structured Credit and SPV Analysis

We believe an in-depth understanding of collateral cash flow and the impact of the securitised loan’s structure is the foundation of generating returns in a market where size and complexity leads to exploitable inefficiency. The consideration of ESG factors provides a more holistic assessment of the quality of the collateral and the sustainability of the cash flows. Broadly speaking, ESG integration for securitised assets has always been present in some respects, however, post financial crisis there has been stronger documentation on the quality of the loan origination process and regulation has brought several elements of lending more apace with ESG. However, we have developed a more holistic sustainability assessment framework based on five principal pillars: ; lawfulness, fairness, purposeful, contractual and sustainable.

Also, fundamentally embedded within our research is a review of governance, fair lending / predatory lending, and the health of the loan for the consumer. Counterparty considerations are a part of the asset consideration and governance. Additionally, we have developed proprietary analytics consisting of asset specific models,

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surveillance and forecast/trend analysis to assist in assessing the sustainability of investment ideas. Our investment process begins with the identification of fundamental and technical factors that drive performance for both the overall securitised market and specific sectors. The fundamental framework incorporates the five principal pillars of our sustainability analysis.

Insurance Linked Securities

Insurance Linked Securities (ILS) are primarily linked to the (re-) insurance of natural catastrophe, mortality and pandemic risk, extreme events that can cause severe disruption to individuals’ lives and the communities they live in. A fundamental concept of insurance is to provide financial security and protection against unforeseen events by spreading the cost of events impacting a few across a broader community of insureds. The larger the pool of risk sharers (policyholders), the lower the cost of risk transfer. Reinsurance and ILS help to broaden the pool of potential risk sharers to make the transfer of risk more efficient. ILS can help reduce the cost of purchasing protection against adverse fortuitous events for individuals. In addition, the performance of ILS is positively correlated with the experience of the policyholders. When nothing happens, we make a return. When disaster strikes, the proceeds generated by the payments under ILS help families and communities rebuild their lives.

By nature, certain types of ILS products, e.g. catastrophe bonds, in themselves are already exposed to social and environmental trends such as climate change. We follow and examine social and environmental trends we believe will emerge over the investment horizon and consider their potential impact on returns. For example, we adjust Natural Catastrophe models to reflect our own views on the frequency and severity of extreme weather events. In non-weather related ILS we seek to avoid investing in risks that may contain ethical or social concerns (for example where investment returns are dependent on the outcome of insurance lottery jackpots).

Convertible Bonds

Convertible bonds are hybrid securities that entitle the investor to convert a bond into a certain number of associated shares. They combine the protection of a fixed income investment with the potential return of a stock. The blend of individual elements that make up a convertible bond – bond, equity and right of conversion – produces an asset class that has unique risk-return characteristics. If the price of the underlying share is relatively low, the convertible bond has more of the characteristics of a bond; for example, the risk of loss is reduced in difficult times. In contrast, if the share price rises, the price of the convertible bond also increases and it is more like an equity.

The unique characteristics of this asset class means that ESG analysis is done on a security by security basis, requires a degree of flexibility and draws on a range of tools. Traditional fixed income ESG analysis focus on material issues that will impact over the duration of the instrument and are likely to be seen as credit events, impacting the

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balance sheet. Examples include behaviours or risks that might lead to an issuer losing their “license to operate” such as major litigation or an environmental disaster. For convertible bonds we will also include an assessment of the longer term ESG issues which will impact the equity valuation at the time of conversion. Material additional ESG issues from this analysis are more likely to manifest themselves in the profit and loss statement, impacting top line growth, operating margins, investment levels and tax rates.

Active Ownership

Effective and responsible active ownership has long been part of Schroders’ approach. It is essential to question and challenge companies about issues that we perceive may affect their value. As such, engagement and voting is integral to our investment process.

Share interests carry ownership rights and exercising those rights is an integral part of our overall investment process. The overriding principles in exercising these are to enhance returns for clients and to work in their best interests. Credit fixed income instruments less frequently have voting rights attached to them, but we will exercise the same processes in instances where these do arise.

Companies should act in the best interests of their owners, and must also have due regard for other stakeholders including lenders, employees, communities, customers, suppliers, regulators and the environment in order to have sustainable business models.

Our Stewardship Code Statement outlines our approach in this area in more detail for all of our international holdings. For Australia (SIMAL) and Japan there are local statements which apply for locally managed assets. All codes are publically available.

Company Engagement

Purpose

Companies are at the centre of our framework and we monitor their abilities to navigate stakeholder relationships. Schroders firmly believe companies that are well governed, operate transparently, responsibly and sustainably will support the long-term health of the company and increase stakeholder value.

When engaging our purpose is to seek additional understanding, share our expectations or, where necessary, to seek change that will protect and enhance the value of investments for which we are responsible. The following four attributes are critical to the success of our engagement approach:

1	Knowledge: We leverage the knowledge of our analysts and portfolio managers to really understand which sustainability issues matter to a company’s long-term performance.

2	Relationships: We have built strong, long-standing relationships with the companies in which we invest, with our engagement history dating back to the year 2000.

3	Impact: The insight gained through engagement can directly influence the investment case

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4	Incentive: We have the power to reduce or even sell out of a holding if engagement is unsuccessful, or the option to avoid investing at all.

We focus on issues material to the value of the company’s shares or debt instruments. These include a full range of stakeholder issues from employees, customers, and communities to the environment, suppliers regulators. The governance structure and management quality that oversee these stakeholder relationships are also a key focus for our engagement discussions. These issues may be identified through our thematic research, company level-investment research, stakeholder scores within our proprietary tools or responding to controversies.

We prioritise our engagement activities based on the materiality of the issue and our exposure to the individual company, which is based on the absolute amount invested or percentage owned on an instrument.

Process

Our engagement activities are undertaken by our portfolio managers, fixed income and equity investment analysts and the Sustainable investment team. In the past few years, we have developed a number of new engagement tools to support our investors in undertaking their own engagements.

A company engagement generally begins with a process of enhancing our understanding of the company and helping the company to understand our position on the particular position on a topic. The extent to which we expect to effect change depends on the specific situation, the amount that we own and where we sit in the capital structure. We track engagement progress over time to ensure we can systematically monitor outcomes. Where we have engaged repeatedly and seen no meaningful progress, then we will escalate. This can include voting against management at a company’s annual general meeting (AGM).

Our mechanism for engagement typically involves one of the following methods which may vary by region:

–

One-to-one meetings with company representatives (e.g. members of the Board including Board Committee chairs, senior executives, Investor Relations, managers of specialist areas such as a sustainability or environmental manager)

–	Written correspondence;

–	Phone calls;

–	Discussions with company advisers and stakeholders;

–	Voting;

–	Collective engagement with other investors

–	Events to educate companies or collaborate on new reporting frameworks

Transparency

Our engagement activities help to drive the sustainability agenda. Reporting on the outcome of all of our engagement activities is therefore key. We report on the number of engagements across the firm reflecting our full sphere of influence. This recognises the engagement undertaken not only by the dedicated sustainability team but also investment desk led engagements.

We also capture the influencing power of our voice through proxy voting and acknowledge how our

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involvement in industry bodies and public policy work also push the sustainability agenda at a market level. These efforts help to shape industry best practice, new governance norms and reporting practices. To acknowledge all these tools we have, and the scope of our influence, we report our engagements through a tiered structure within our quarterly and annual sustainable investment reports.

Voting: Coverage

We recognise our responsibility to make considered use of voting rights.

The overriding principle governing our approach to voting is to act in line with our fiduciary responsibilities in what we deem to be the interests of our clients.

We aim to support company management of investee companies; however, we will oppose management if we believe that it is in the best interests of our clients.

The majority of resolutions we target incorporate specific corporate governance issues which are required under local stock exchange listing requirements. This includes, but is not limited to:

–	Approval of directors,

–	Accepting reports and accounts

–	Approval of incentive plans

–	Capital allocation

–	Reorganisations and mergers

We vote on both shareholder and management resolutions.

Our Corporate Governance analysts assess resolutions, applying our voting policy and guidelines (as outlined in this Environmental, Social and Governance Policy) to each agenda item. These analysts draw their own expertise as well as on external research, such as the Investment Association’s guidelines, the Institutional Shareholder Services (ISS), and public reporting.

Our own research is integral to our process and this is conducted by both our investment and ESG analysts. Corporate Governance analysts consult with the relevant financial analysts and portfolio managers to seek their view and better understand the corporate context, ensuring the company receives one voice from us.

The final decision will reflect what investors and Corporate Governance analysts believe to be in the best long term interest of their client.

In order to maintain the necessary flexibility to meet client needs, local offices of Schroders may determine a voting policy regarding the securities for which they are responsible, subject to agreement with clients as appropriate, and/or addressing local market issues. Both Japan and Australia have these.

Our Stewardship Code Statement outlines our approach in this area in more detail for all of our international holdings and is publicly available. Japan and Australia have additional statements reflecting their local regulatory requirements.

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Voting: Operational

As active owners, we recognise our responsibility to make considered use of voting rights. It is therefore our policy to vote all shares at all meetings globally, except where there are restrictions that make it onerous or expensive to vote compared with the benefits of doing so (for example, share blocking practice whereby restrictions are placed on the trading of shares which are to be voted). In these cases we will generally not vote.

An example of this is in Australia for locally managed clients where SIMAL will not vote where we are excluded from doing so by the Corporations Act or other laws, or in cases of conflicts of interest or duty which cannot be resolved lawfully or appropriately.

We use a third party service to process all proxy voting instructions electronically. We regularly review our arrangements with these providers and benchmark them against peers.

Voting: Conflicts of Interest

Schroders accepts that conflicts of interest arise in the normal course of business. We have a documented Group wide policy, covering such occasions, to which all employees are expected to adhere, on which they receive training and which is reviewed annually. There are also supplementary local policies that apply the Group policy in a local context. More specifically, conflicts or perceived conflicts of interest can arise when voting on motions at company meetings which require further guidance on how they are handled. Outlined below are the specific policies that cover engagement and voting.

Schroders’ Corporate Governance analysts are responsible for monitoring and identifying situations that could give rise to a conflict of interest when voting in company meetings.

Where Schroders itself has a conflict of interest with the fund, the client, or the company being voted on, we will follow the voting recommendations of a third party (which will be the supplier of our proxy voting processing and research service). Examples of conflicts of interest include (but are not limited to):

–	where the company being voted on is a significant client of Schroders,

–	where the Schroders employee making the voting decision is a director of, significant shareholder of or has a position of influence at the company being voted on;

–	where Schroders or an affiliate is a shareholder of the company being voted on;

–	where there is a conflict of interest between one client and another;

–	where the director of a company being voted on is also a director of Schroders plc;

–	where Schroders plc is the company being voted on.

Separation of processes and management between Schroder Investment Management and our Wealth Management division helps to ensure that individuals who are clients or have a business relationship with the latter are not able to influence corporate governance decisions made by the former.

12	Schroders Environmental, Social and Governance Policy for Listed Assets

Schroders Environmental, Social & Governance Policy for Listed Assets	For information purposes only

If Schroders believes it should override the recommendations of the third party in the interests of the fund/client and vote in a way that may also benefit, or be perceived to benefit, its own interests, then Schroders will obtain the approval of the decision from the Schroders’ Global Head of Equities with the rationale of such vote being recorded in writing. If the third-party recommendation is unavailable, we will vote as we see is in the interests of the fund. If however this vote is in a way that might benefit, or be perceived to benefit, Schroders’ interests, we will obtain approval and record the rationale in the same way as described above.

In the situation where a fund holds investments on more than one side of the transaction being voted on, Schroders will always act in the interests of the specific fund. There may also be instances where different funds, managed by the same or different fund managers, hold stocks on either side of a transaction. In these cases the fund managers will vote in the best interest of their specific funds.

Where Schroders has a conflict of interest that is identified, it is recorded in writing, whether or not it results in an override by the Global Head of Equities.

Voting Client Choice/Delegating Authority

Given our focus on ESG integration and Stewardship with the aim of enhancing returns, we believe it is appropriate for clients to give voting discretion to Schroders.

Clients may elect to retain all or some discretion in relation to voting, engagement and/or corporate governance issues. In these cases we suggest such clients use an external voting service to vote their interests.

We welcome a dialogue with our clients on voting policy and its application

Disclosure

We believe transparency is an important feature of effective Stewardship.

We produce a public Quarterly Sustainable Investment Report on our ESG activities over the period for activities across the Schroders group. We report on the total number of engagements, the companies engaged with and this is broken down by region, type and sector. We also highlight engagement case studies after these have come to a close, as it is our view that ongoing engagement is most effective on a confidential basis.

On a monthly basis, at a Group level, we publish a public voting report which details shareholder proposals for companies during the period and how the votes were cast, including votes against management and abstentions, along with the rationale behind these decisions. We view the latter as significant votes.

As part of our reporting collateral, we also produce an Annual Sustainable Investment Report. This provides additional details on our stewardship activities, our ESG integration efforts across asset classes, thematic research reports,

13	Schroders Environmental, Social and Governance Policy for Listed Assets

Schroders Environmental, Social & Governance Policy for Listed Assets	For information purposes only

detailed case studies, engagement progress, voting highlights, our shareholder resolution voting record, our involvement in industry initiatives and collaborative engagements.

All of these reports above are available on our website: https://www.schroders.com/en/about-us/active-ownership/ sustainability-analysis-in-practice/;

Institutional clients receive a more specific report which includes their personal voting activity and more detailed information on the progress of company engagements that are ongoing.

Schroders obtains an independent opinion on our engagement and voting processes based on the standards of the AAF 01/06 Guidance issued by the Institute of Charted Accounts in England and Wales.

The value of investments and the income from them may go down as well as up and investors may not get back the amounts originally invested. All investments involve risks including the risk of possible loss of principal.

Stock Lending

We do not currently Stock Lend for our pooled funds.

Screening and Exclusions

We fully support the following international conventions:

–	The Convention on Cluster Munitions (2008): prohibits the production, stockpiling, transfer and use of cluster munitions

–	The Anti-Personnel Landmines Treaty (1997), also known as The Ottawa Treaty (1997): prohibits the production, stockpiling, transfer and use of anti-personnel landmines

–	The Chemical Weapons Convention (1997): prohibits the use, stockpiling, production and transfer of chemical weapons

–	Biological Weapons Convention (1975): prohibits the use, stockpiling, production and transfer of biological weapons.

We will not knowingly hold any security that is involved in the production, stockpiling, transfer and use of these weapons. We do not exclude those companies whose business activities or products only have the potential to be used for these purposes, or where these activities or products have not been undertaken or created with these uses in mind.

Schroders will apply this policy to all Schroders funds that we directly manage. On occasion there may be additional securities recognised by clients or local governments; these will be added to the Schroders group exclusion list for those relevant jurisdictions or specific mandates. These are publicly disclosed and available on our website: http://www.schroders.com/sustainability

We recognise that many investors hold views that their investments should not be associated with companies engaging in specific

14	Schroders Environmental, Social and Governance Policy for Listed Assets

Schroders Environmental, Social & Governance Policy for Listed Assets	For information purposes only

activities. We implement a wide range of negative screens and exclusions according to specific ethical exclusion criteria requested by our clients. We draw on a number of different data sources to ensue that their views are reflected in the most accurate way possible.

In addition to the firm wide restrictions outlined above, SIMAL also excludes nuclear weapons and tobacco for locally managed funds. The list of their restrictions can be found on their website.

15	Schroders Environmental, Social and Governance Policy for Listed Assets

Schroders Environmental, Social & Governance Policy for Listed Assets	For information purposes only

Corporate Governance:

Our Core Principles

The following pages set out the corporate governance principles that we consider when determining how to vote. All are subject to the overriding principles that we will vote and act to enhance returns for clients and act in the best interests of clients.

Strategy, Performance, Transparency and Integrity

Strategic Focus

Companies must produce adequate returns for shareholders over the long term. Companies must also have due regard for other stakeholders including lenders, employees, communities, customers, suppliers, regulators and the environment in order to have viable business models that create value over the long term.

If a company is not making or will not make returns above the cost of capital, it should improve performance or consider returning capital to shareholders in a tax-efficient manner.

Shareholders’ Interests

We will oppose any proposal or action which materially reduce or damage shareholders’ rights.

Major corporate changes or transactions that materially dilute the equity or erode the economic interests or ownership rights of existing shareholders should not be made without the approval of shareholders.

With the exception of those that could reasonably be deemed insignificant, any transactions with related parties should not be made without prior independent shareholder approval. Where these are allowed to proceed, we expect these to be subject to proper oversight and regular review by the board.

Shareholders should be given sufficient and timely information about any voting proposal to allow them to make an informed judgement when exercising their voting rights.

Companies should provide secure methods of ownership of shares. Further, there should be no unreasonable restrictions on the transfer of shares.

Reporting

The annual report and accounts of companies should be properly prepared, in accordance with relevant accounting standards.

Companies must communicate clearly with investors. This obligation extends to producing quality accounts and communicating timely and relevant information. Transparency, prudence and integrity in the accounts of companies are factors which are highly valued by investors.

Auditors

Audits provide a valuable protection to investors across the capital spectrum and should ensure the integrity of accounts.

In order to provide objectivity and a robust assessment of the accounts, the auditors should be independent. Where independence is compromised or perceived as being compromised due to a

16	Schroders Environmental, Social and Governance Policy for Listed Assets

Schroders Environmental, Social & Governance Policy for Listed Assets	For information purposes only

conflict of interest, a firm’s suitability as auditor will be called into question. Independence may be compromised, for example, where the level of non-audit work is excessive or inappropriate or where the auditors or relevant individuals have a connection with the company. The tenure of an auditor should also be assessed to ensure rotation for independence.

Internal Controls

The level of risk a company faces and the way a company manages those risks can have a significant effect on a company’s value and viability. We understand and recognise that risks must be taken.

However, risks must be recognised and managed. Linked to this, internal controls should be in place to ensure a company’s managers and board are aware of the state of the business

Boards and Management

Status and Role

The boards of the companies in which our clients’ monies are invested should consider and review, amongst other things, strategic direction, the quality of leadership and management, risk management, relationships with stakeholders, the internal controls, the operating performance and viability of those companies. Above all, they should be focused on the long term sustainable generation of value.

Board members must be independent, competent and have relevant expertise.

The board of directors, or supervisory board, (as an entity and each of its members as individuals) should be accountable to shareholders.

The discharge or indemnification of a board or management will not normally be supported where we are aware of outstanding issues or have concerns regarding that board or company.

Every member of the board should stand for re-election by shareholders no less than every three years. We generally only support yearly elections.

Companies should disclose sufficient biographical information about directors and commit to regular board evaluations to enable investors to make a reasonable assessment of the value they add to the company.

Board members should have enough time to devote to the role so that they can effectively discharge their duties. Members with multiple external appointments will be deemed over-boarded.

Board Leadership

Our preference is for leadership of the board and leadership of the company to be separate. This reflects the important role the board plays in oversight and challenge of the senior management team. Where the Chairman and CEO are not separate there should be a Lead Independent Director identified to act an effective conduit for shareholders to raise issues.

Board Structure

Boards should consider the diversity and balance of the board:

–	The board should be balanced, such that no group dominates the board or supervisory body.

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Schroders Environmental, Social & Governance Policy for Listed Assets	For information purposes only

–

There should be a material number of genuinely independent non-executive directors on the board or supervisory body.Companies and boards should be able to demonstrate that they are diverse organisations across gender, ethnicity, sexuality and thought. As well as monitoring board diversity, the board should be monitoring the internal pipeline of talent and the wider workforce using these metrics

Board gender diversity is one of the most transparent metrics that we currently have on a global basis. We actively vote against individuals on boards that are not making enough progress on this area to hold them accountable.

Independent non-executives can give shareholders a degree of protection and assurance by ensuring that no individual or non-independent grouping has unfettered powers or dominant authority. Independence is assessed on a case by case basis, but generally, after nine years we will no longer classify board members as independent. However, the issue of independence is not, of itself, a measure of an individual’s value or ability to contribute as a board member

Board Performance

The process for selecting, refreshing and retaining board members should be transparent, robust and rigorous and ensure that the make up of the board remains appropriate and dynamic, with a particular emphasis on individuals with business success.

Boards should regularly undertake a review of their performance. A review of performance must not be an academic exercise. Any review should seek to consider the performance of individuals and the board as a whole. It will also be appropriate to ensure that the skills in the boardroom are appropriate given the future strategic direction of the company.

Any issues identified should be resolved through, if necessary, operational changes or changes of personnel. We advocate an ongoing process of board refreshment. A variety of tenures will ensure that different perspectives are brought to discussions and ensure orderly succession.

We will oppose directors and may seek their replacement where the leadership of an organisation is not sufficiently objective or robust in reviewing performance.

Committees

Boards should appoint an audit committee and a remuneration committee, ideally with a majority of independent non-executive board members.

Succession Planning

The success of a company will be determined by the quality and success of its people, in particular the senior leadership team. Boards should develop short, medium and long term succession plans for senior management and keep these updated.

The internal pipeline of talent should be monitored and benchmarked on a regular basis. We expect this pipeline to be a diverse one.

Boards have an important role in assessing management’s performance and holding them to account. It is important that companies which fail to achieve a satisfactory level of performance should review the performance of senior executives. It is an inevitable part of any organisation that there will be changes of staff – people

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Schroders Environmental, Social & Governance Policy for Listed Assets	For information purposes only

might not have, or no longer have, the right skills, abilities or attitude to properly and successfully fulfil or continue in their role. This applies at all levels in an organisation.

It is equally important that boards ensure that companies are managed to achieve long term success. Boards need to consider the implications of strategy in this light and discuss the impact of decisions on timeframes beyond a single CEO’s tenure.

The board should ensure that it too is subject to rigorous succession planning and skills-based assessment. They should regularly seek to appoint new non-executive directors.

Capital

Efficient Use of Capital

Companies should earn a return on capital that exceeds the company’s weighted average cost of capital.

Companies should have efficient balance sheets that minimise the cost of capital, with an appropriate level of gearing which recognises the significant risks attaching to debt across the cycle.

Where companies cannot or will not use capital efficiently, they should consider returning the capital to shareholders: the capital may then be allocated to investments earning an appropriate return.

Capital should not be used for value-destroying acquisitions.

Issuing Shares

Companies should not propose general authorities to allow unlimited or substantial capital authorisations or blank cheque preferred stock.

The creation of different classes of equity share capital must be fully justified.

Pre-emption Rights

Pre-emption rights are a key investor protection measure. For our UK holdings we ask that companies follow the Statement of Principles issued by the Pre-emption Group.

We recognise that in some instances it is appropriate for companies to have a certain amount of flexibility to issue shares for cash without offering them first to shareholders on a pre-emptive basis.

Accordingly, authorities to issue shares non-pre-emptively should not exceed recognised market guidelines or practice or, in the absence of guidelines or a recognised practice, an overall limit of 10%.

We will consider powers to issue shares on a non-pre-emptive basis in excess of these limits, where a company can provide a reasoned case that the issue of shares on a non-pre-emptive basis (whether directly or, for example, through the issue of convertible bonds or warrants or for vendor placings) would be in the best interests of existing shareholders.

Share Voting Rights

Companies should provide strong arguments to justify the introduction or maintenance of equity shares with special voting rights, golden shares or other split capital structures.

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Schroders Environmental, Social & Governance Policy for Listed Assets	For information purposes only

Executive Remuneration

In considering the pay arrangements of senior executives at companies, we are concerned with the structure of total compensation and to ensure that potential rewards are aligned with shareholder interests.

We recognise the value of high-calibre executives and note that in order to hire the best individuals, it is necessary for companies to pay at levels which allow them to compete in the market to recruit successful executives. However, the existence of this effect does not justify unwarranted transfers of value to executives. It follows that where individuals have failed, their continuation in the role should be reviewed and, if necessary, they should be removed.

In formulating proposals, remuneration committees and boards should, in particular:

–

Avoid creating arrangements or policies that could result in excessive dilution of shareholders’ interests or create excessive or unwarranted costs. It is expected that average dilution through the commitment to issue shares to directors, executives and employees would not exceed 1% per year;

–	Link significant elements of total remuneration to genuine performance and in particular focused on the achievement of above average performance;

–	Encourage significant share ownership amongst the executive team and look to widen share ownership throughout the organisation;

–	Avoid arrangements that would encourage the destruction of shareholder value;
–	Achieve an appropriate balance between long- and short-term elements of pay, with an emphasis on reward for sustainable longer-term performance;

–	Avoid service contracts and provisions providing compensatory arrangements in excess of one year, except following appointment where for a limited time a longer period may be acceptable;

–

Appoint remuneration committees consisting of independent non-executive directors. These committees should be responsible for determining and recommending to the board the pay policies in respect of executive directors and senior managers;

–	Not re-price, adjust, or otherwise amend stock options and awards;

–	Use financial and ESG metrics for measuring executive performance which focus on outcomes rather than inputs to potential corporate performance;

–	Avoid complex scorecards of numerous performance measures, thereby diluting a focus on long term success for the company and shareholders;

–

Focus long-term incentive arrangements for board members primarily on total corporate performance and only secondarily on areas of individual responsibility. Special incentive arrangements concerning specific ventures or projects may distort alignment with total corporate performance and shareholder returns.

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Schroders Environmental, Social & Governance Policy for Listed Assets	For information purposes only

–	Long term incentives to be paid in shares which have a
performance and vesting period of at least five years.

Environmental and Social Performance and Resolutions

We examine E&S performance and resolutions on a case by case basis according to the following framework.

1 Materiality

We view ESG practices as a proxy for management quality. We will focus on issues that are relevant to a company within the context of its sector and its relationship with stakeholders which enable a company to maintain its licence to operate.

2 Transparency

As investors, we support transparency as this helps us to better understand how companies are identifying and managing the ESG issues that impact their business.

3 Asymmetric knowledge

As active owners, we engage with companies to promote good environmental and social practices. However, we recognise that beyond the broad management systems and ESG issues, it is the company that has the day-to-day operational knowledge and expertise to manage these issues. We do not intend to micro-manage companies, but rather provide oversight and guidance on ESG practices.

4 Alignment with evolving ESG best practice

Through our voting and engagement, we encourage companies to move towards ESG best practice, whilst acknowledging sector and individual company differences.

5 Evidence of policy implementation and progress

Whilst transparency is key, we want reassurance that the policies and practices published by companies are being implemented effectively. We want to see evidence of progress on mitigating ESG risks.

6 Responsible conduct

Whilst we encourage companies to move towards best practice we accept that with large, multinational companies there are occasionally E&S related controversies.

Where these do occur, we seek evidence that the company has understood the cause of the issue and has been pro-active in strengthening its management systems to ensure that probability of future controversies has been minimised.

Other Environmental & Social Issues

Climate

Limiting temperature rises to two degree above preindustrial levels or lower – in line with the commitments made through the Paris Accord – is among the most urgent and biggest challenges facing global economies and societies. We support efforts we believe will help achieve that goal.

Our analysis shows that climate change is a major structural challenge that will have a significant impact on the operating backdrop for the majority of

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Schroders Environmental, Social & Governance Policy for Listed Assets	For information purposes only

companies and sectors. We believe that significant winners and losers will emerge based on how companies respond to this challenge. We support the Task Force on Climate Related Financial Disclosure (TCFD) and encourage companies to report against the key elements of this framework. We also look for membership of industry associations and lobbying groups to be aligned with corporate commitments on climate changes. We use our influence as investors through engagement and voting to push companies to prepare and demonstrate the efforts they take to address key climate risks. We will generally vote against directors at companies where we feel that climate change is a major risk and the boards cannot demonstrate publically that they are preparing sufficiently for it.

UN Global Compact (UNGC) violations: Human Rights, Labour Rights, Environment, Anti-corruption

We recognise the importance of companies respecting and protecting human rights, ensuring decent working conditions and upholding labour rights, promoting greater environmental responsibility and having robust anti-corruption measures and practices in place. As UNGC signatories we are committed to ensuring companies align their operations and strategies to the UNGC’s ten universally accepted principles.

Through our ESG integration and active ownership process we take into consideration how companies are interacting with all their stakeholders (customers, suppliers, environment, regulators, employees and communities) and the contribution this might have (both negative and positive) to their long-term success. The UNGC principles are embedded within this framework. Our holistic approach goes beyond the ten principles and incorporate a broader range of issues. That analysis also informs our engagement with companies; where we consider companies’ business practices may be unsustainable we regularly engagement management teams to better understand their plans, and to promote more responsible behavior, and if we believe the action taken is not appropriate will vote against individual directors.

Biodiversity

The variety of plants and animals, and where they live – is critical for our everyday lives. It provides us with food, water, clean air, shelter and medicines. Loss of biodiversity and changes to ecosystems can increase the risk of infectious diseases in animals, plants and humans. We recognise that deforestations, changes in land use, increasing agricultural intensity, over-population, climate change and pollution contribute to biodiversity loss and we therefore take these factors into consideration in our ESG analysis of companies and engage with companies where we believe their practices are unsustainable.

Water use

Water is critical to human and ecosystem health, necessary in many industrial processes, indispensable in food and energy production, an important vehicle for disposing of wastes, and integral to many forms of recreation. While ~70% of the earth’s surface is covered in water, less than 1% of this is water available for consumption by people and business, and the supply of clean, fresh water is decreasing. At the same time, there is an increasing demand for water through agriculture, a growing global population and economic development. Supply side and demand side pressure means that

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Schroders Environmental, Social & Governance Policy for Listed Assets	For information purposes only

water is increasingly becoming a material risk for companies that are struggling to source scarce, clean water.

Understanding and managing water risk may be fundamental to a company’s ability to continue as a going concern. As a result, the water intensity of companies’ operations, scarcity in the regions in which they operate and their strategies to manage their use all feature in our ESG analysis of companies. We also engage companies on water risk.

Taxation

Taxes are probably the clearest form of companies’ social contribution. They are reinvested by the state into society, providing vital public services. We believe it is important that companies behave responsibly and conduct their tax affairs in an open and transparent way. Responsible tax payment is reflected in the tools available to our analysts when examining ESG performances and is regularly included in our engagement with companies.

Oppressive regimes

These are commonly associated with systematic human rights abuses, and often an absence of the rule of law, a lack of freedom of expression and land rights abuses. Through our ESG integration and active ownership process we seek to understand whether companies operate or have supply chains in countries governed by oppressive regimes.

We comply with the sanctions regimes issued by the EU, the UN, Her Majesty’s Treasury (HMT), and the Office of Foreign Asset Control

Other Corporate Governance Issues

Takeover Bids

Takeovers are an important part of an efficient market. However, takeovers do not always create value for shareholders. Accordingly, each case will be judged on its merits. Factors considered will include the quality of a company’s management, the long-term prospects for the company’s share price and investors and, ultimately, whether the price offered should be accepted in the best interests of our clients.

Poison Pills and Takeover Defences

Poison pill arrangements, takeover defences or other equivalent arrangements have as their purpose the benefit of management rather than the owners of the company and are frequently contrary to shareholder interests. Such arrangements should not be introduced and existing arrangements that have been put in place should be removed.

Company Constitutions

The documents defining the constitution of a company are key documents providing protection to the interests of shareowners. Any changes to these documents should be clearly justified.

23	Schroders Environmental, Social and Governance Policy for Listed Assets

Environmental, Social and Governance Policy for Listed Assets

EST. 1804

Schroder Investment Management Limited
1 London Wall Place, London EC2Y 5AU, United Kingdom
Tel: +44 (0) 20 7658 6000

schroders.com
@schroders

Important information: For information purposes only. The views and opinions contained herein are those of the Sustainable Investment team, and may not necessarily represent views expressed or reflected in other Schroders communications, strategies or funds. This material is intended to be for information purposes only and is not intended as promotional material in any respect. The material is not intended as an offer or solicitation for the purchase or sale of any financial instrument.
The material is not intended to provide and should not be relied on for accounting, legal or tax advice, or investment recommendations. Reliance should not be placed on the views and information in this document when taking individual investment and/or strategic decisions. Past performance is not a guide to future performance and may not be repeated. The value of investments and the income from them may go down as well as up and investors may not get back the amounts originally invested. All investments involve risks including the risk of possible loss of principal. Information herein is believed to be reliable but Schroders does not warrant its completeness or accuracy. Some information quoted was obtained from external sources we consider to be reliable. No responsibility can be accepted for errors of fact obtained from third parties, and this data may change with market conditions. This does not exclude any duty or liability that Schroders has to its customers under any regulatory system. Regions/sectors shown for illustrative purposes only and should not be viewed as a recommendation to buy/sell. The opinions in this document include some forecasted views. We believe we are basing our expectations and beliefs on reasonable assumptions within the bounds of what we currently know. However, there is no guarantee than any forecasts or opinions will be realised. These views and opinions may change. To the extent that you are in North America, this content is issued by Schroder Investment Management North America Inc., an indirect wholly owned subsidiary of Schroders plc and SEC registered adviser providing asset management products and services to clients in the US and Canada. For all other users, this content is issued by Schroder Investment Management Limited, 1 London Wall Place, London EC2Y 5AU. Registered No. 1893220 England. Authorised and regulated by the Financial Conduct Authority. 530306

SSGA Funds Management, Inc.

1

March 2021

Global Proxy Voting and Engagement Principles

State Street Global Advisors, one of the industry’s largest institutional asset managers, is the investment management arm of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, State Street Global Advisors has discretionary proxy voting authority over most of its client accounts, and State Street Global Advisors votes these proxies in the manner that we believe will most likely protect and promote the long-term economic value of client investments, as described in this document.[1]

1       These Global Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

2

State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with our Global Proxy Voting and Engagement Principles (the “Principles”); however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets. In limited circumstances, certain pooled investment vehicles for which State Street Global Advisors acts as investment manager may, pursuant to their governing documents, utilize proxy voting guidelines developed by third-party advisors.

State Street Global Advisors’ Approach to Proxy Voting and Issuer Engagement

At State Street Global Advisors, we take our fiduciary duties as an asset manager very seriously. We have a dedicated team of corporate governance professionals who help us carry out our duties as a responsible investor. These duties include engaging with companies, developing and enhancing in-house corporate governance guidelines, analyzing corporate governance issues on a case-by-case basis at the company level, and exercising our voting rights. The underlying goal is to maximize shareholder value.

The Principles may take different perspectives on common governance issues that vary from one market to another. Similarly, engagement activity may take different forms in order to best achieve long-term engagement goals. We believe that proxy voting and engagement with portfolio companies is often the most direct and productive way for shareholders to exercise their ownership rights. This comprehensive toolkit is an integral part of the overall investment process.

We believe engagement and voting activity have a direct relationship. As a result, the integration of our engagement activities, while leveraging the exercise of our voting rights, provides a meaningful shareholder tool that we believe protects and enhances the long- term economic value of the holdings in our client accounts. We maximize our voting power and engagement by maintaining a centralized proxy voting and active ownership process covering all holdings, regardless of strategy. Despite the vast investment strategies and objectives across State Street Global Advisors, the fiduciary responsibilities of share ownership and voting for which State Street Global Advisors has voting discretion are carried out with a single voice and objective. In those limited circumstances in which State Street Global Advisors acts as investment manager to a pooled investment vehicle that, pursuant to its governing documents, utilizes guidelines developed by a third-party advisor, the proxy votes implemented with respect to such a fund may differ from and be contrary to those votes implemented for other portfolios managed by State Street Global Advisors pursuant to its proprietary proxy voting guidelines. With respect to such funds utilizing third-party guidelines, the terms of the applicable third-party guidelines shall apply in place of the Principles described herein.

The Principles support governance structures that we believe add to, or maximize, shareholder value for the companies held in our clients’ portfolios. We conduct issuer specific engagements with companies to discuss our principles, including sustainability- related risks. In addition, we encourage issuers to find ways to increase the amount of direct communication board members have with shareholders. Direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns. Conversely, we conduct collaborative engagement activities with multiple shareholders and communicate with company representatives about common concerns where appropriate.

3

In conducting our engagements, we also evaluate the various factors that influence the corporate governance framework of a country, including the macroeconomic conditions and broader political system, the quality of regulatory oversight, the enforcement of property and shareholder rights, and the independence of the judiciary. We understand that regulatory requirements and investor expectations relating to governance practices and engagement activities differ from country to country. As a result, we engage with issuers, regulators, or a combination of the two depending upon the market. We are also a member of various investor associations that seek to address broader corporate governance-related policy at the country level, as well as issuer-specific concerns at a company level.

The State Street Global Advisors Asset Stewardship Team may collaborate with members of the Active Fundamental and various other investment teams to engage with companies on corporate governance issues and to address any specific concerns. This facilitates our comprehensive approach to information gathering as it relates to shareholder items that are to be voted upon at upcoming shareholder meetings. We also conduct issuer-specific engagements with companies, covering various corporate governance and sustainability- related topics outside of proxy season.

The Asset Stewardship Team employs a blend of quantitative and qualitative research, analysis and data in order to support screens that identify issuers where active engagement may be necessary to protect and promote shareholder value. Issuer engagement may also be event driven, focusing on issuer-specific corporate governance, sustainability concerns, or more broad industry-related trends. We also consider the size of our total position of the issuer in question and/or the potential negative governance, performance profile, and circumstance at hand. As a result, we believe issuer engagement can take many forms and be triggered by numerous circumstances. The following approaches represent how we define engagement methods:

Active	We use screening tools designed to capture a mix of company-specific data, including governance and sustainability profiles, to help us focus our voting and engagement activity.

We will actively seek direct dialogue with the board and management of companies that we have identified through our screening processes. Such engagements may lead to further monitoring to ensure that the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for us to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Reactive

Reactive engagement is initiated by the issuers. We routinely discuss specific voting issues and items with the issuer community. Reactive engagement is an opportunity to address not only voting items, but also a wide range of governance and sustainability issues.

We have established an engagement protocol that further describes our approach to issuer engagement.

Measurement

Assessing the effectiveness of our issuer engagement process is often difficult. In order to limit the subjectivity of effectiveness measurement, we actively seek issuer feedback and monitor the actions issuers take post-engagement in order to identify tangible changes. Thus, we are able to establish indicators to gauge how issuers respond to our concerns and to what degree these responses satisfy our requests. It is also important to note that successful engagement activity can be measured over differing time periods depending upon the relevant facts and circumstances. Engagements can last as briefly as a single meeting or span multiple years.

4

Depending upon the issue and whether the engagement activity is reactive, recurring, or active, engagement with issuers can take the form of written communication, conference calls, or in-person meetings. We believe active engagement is best conducted directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, can serve as a potential forum for issues that are not identified by us as requiring active engagement. An example of such a forum is a shareholder conference call.

Proxy Voting Procedure
Oversight

The Asset Stewardship Team is responsible for developing and implementing State Street Global Advisors’ proprietary Proxy Voting and Engagement Guidelines (the “Guidelines”), the implementation of third-party proxy voting guidelines where applicable, case-by-case voting items, issuer engagement activities, and research and analysis of governance- related issues. The implementation of proxy voting guidelines is overseen by the State Street Global Advisors Global Proxy Review Committee (“PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues, as described in greater detail below. Oversight of the proxy voting process is ultimately the responsibility of the State Street Global Advisors Investment Committee (“IC”). The IC reviews and approves amendments to the Guidelines. The PRC reports to the IC, and may refer certain significant proxy items to that Committee.

Proxy Voting Process

In order to facilitate our proxy voting process, we retain Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance. We utilize ISS to: (1) act as our proxy voting agent (providing State Street Global Advisors with vote execution and administration services), (2) assist in applying the Guidelines, (3) provide research and analysis relating to general corporate governance issues and specific proxy items, and (4) provide proxy voting guidelines in limited circumstances.

The Asset Stewardship Team reviews with ISS its Guidelines and the services that ISS provides to State Street Global Advisors on an annual or case-by-case basis. As part of its role as proxy agent and prior to providing vote execution services, ISS pre-populates on an electronic platform certain preliminary proxy votes in accordance with the proxy voting guidelines identified by State Street Global Advisors. On most routine proxy voting items (e.g., ratification of auditors), ISS will shortly before applicable submission deadlines use an automated process to affect the pre-populated proxy votes. To the extent the Asset Stewardship Team becomes aware of material new information within a reasonable period of time before ISS affects such votes, the Asset Stewardship Team will assess whether the pre-populated votes should be updated.

In other cases, the Asset Stewardship Team will evaluate the proxy solicitation to determine how to vote based upon the facts and circumstances, consist with our Principles and accompanying Guidelines.

In some instances, the Asset Stewardship Team may refer significant issues to the PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the PRC, the Asset Stewardship Team will consider whether a material conflict of interest exists between the interests of our client and those of State Street Global Advisors or its affiliates (as explained in greater detail in our Conflict Mitigation Guidelines).

We vote in all markets where it is feasible; however, we may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, where issuer-specific special documentation is required, or where various market or issuer certifications are required. We are unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

5

Conflict of Interest	See our standalone Conflict Mitigation Guidelines.
Proxy Voting and Engagement Principles
Directors and Boards

The election of directors is one of the most important fiduciary duties we perform as a shareholder. We believe that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, we seek to vote director elections in a way that we believe will maximize the long-term value of each portfolio’s holdings.

Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. This concept establishes the standard by which board and director performance is measured. In order to achieve this fundamental principle, the role of the board is to carry out its responsibilities in the best long-term interest of the company and its shareholders. An independent and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan for the board and management, provides risk oversight, and assesses the performance of the CEO and management. In contrast, management implements the business and capital allocation strategies and runs the company’s day-to-day operations. As part of our engagement process, we routinely discuss the importance of these responsibilities with the boards of issuers.

We believe the quality of a board is a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. In voting to elect nominees, we consider many factors. We believe independent directors are crucial to good corporate governance; they help management establish sound corporate governance policies and practices. A sufficiently independent board will effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests. We also believe the right mix of skills, independence, diversity, and qualifications among directors provides boards with the knowledge and direct experience to manage risks and operating structures that are often complex and industry-specific.

Accounting and Audit- Related Issues

We believe audit committees are critical and necessary as part of the board’s risk oversight role. The audit committee is responsible for setting out an internal audit function that provides robust audit and internal control systems designed to effectively manage potential and emerging risks to the company’s operations and strategy. We believe audit committees should have independent directors as members, and we will hold the members of the audit committee responsible for overseeing the management of the audit function.

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. It is important for the audit committee to appoint external auditors who are independent from management; we expect auditors to provide assurance of a company’s financial condition.

Capital Structure, Reorganization and Mergers

The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards. When making such a decision, we believe the company should disclose a comprehensive business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.

6

Mergers or reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In evaluating mergers and acquisitions, we consider the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, we use our discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer to make an offer, or to reduce the likelihood of a successful offer. We do not support proposals that reduce shareholders’ rights, entrench management, or reduce the likelihood of shareholders’ right to vote on reasonable offers.

Compensation

We consider it the board’s responsibility to identify the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides our analysis of executive compensation: we believe that there should be a direct relationship between executive compensation and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also consider executive compensation practices when re-electing members of the remuneration committee.

We recognize that compensation policies and practices are unique from market to market; often there are significant differences between the level of disclosures, the amount and forms of compensation paid, and the ability of shareholders to approve executive compensation practices. As a result, our ability to assess the appropriateness of executive compensation is often dependent on market practices and laws.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long- term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

7

General/Routine

Although we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight and input into management decisions that may affect a company’s value. We support proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Fixed Income Stewardship	The two elements of our fixed income stewardship program are:

Proxy Voting:

While matters that arise for a vote at bondholder meetings vary by jurisdiction, examples of common proxy voting resolutions at bondholder meetings include:
• Approving amendments to debt covenants and/or terms of issuance
• Authorizing procedural matters, such as filing of required documents/other formalities
• Approving debt restructuring plans
• Abstaining from challenging the bankruptcy trustees
• Authorizing repurchase of issued debt security
• Approving the placement of unissued debt securities under the control of directors
• Approving spin-off/absorption proposals

Given the nature of the items that arise for vote at bondholder meetings, we take a case- by-case approach to voting bondholder resolutions. Where necessary, we will engage with issuers on voting matters prior to arriving at voting decisions. All voting decisions will be made in the best interest of our clients.

Issuer Engagement:

We recognize that debt holders have limited leverage with companies on a day-to-day basis. However, we believe that given the size of our holdings in corporate debt, we can meaningfully influence ESG practices of companies through issuer engagement. Our guidelines for engagement with fixed income issuers broadly follow the engagement guidelines for our equity holdings as described above.

Securities on Loan

For funds in which we act as trustee, we may recall securities in instances where we believe that a particular vote will have a material impact on the fund(s). Several factors shape this process. First, we must receive notice of the vote in sufficient time to recall the shares on or before the record date. In many cases, we do not receive timely notice, and we are unable to recall the shares on or before the record date. Second, State Street Global Advisors may exercise its discretion and recall shares if it believes that the benefit of voting shares will outweigh the foregone lending income. This determination requires State Street Global Advisors, with the information available at the time, to form judgments about events or outcomes that are difficult to quantify. Given our expertise and vast experience, we believe that the recall of securities will rarely provide an economic benefit that outweighs the cost of the foregone lending income.

Reporting	Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

8

About State Street Global Advisors

For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of active and index strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s third-largest asset manager with US $3.47 trillion* under our care.

*       This figure is presented as of December 31, 2020 and includes approximately $75.17 billion of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Ireland Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario

M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89-55878-400. F: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch

(Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose office is at Via Ferrante Aporti, 10 - 20125 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore

Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

Investing involves risk including the risk of loss of principal. The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent

© 2021 State Street Corporation. All Rights Reserved. ID421080-3479888.1.1.GBL.RTL 0321

Exp. Date: 03/31/2022

1

March 2021

Managing Conflicts of Interest Arising From State Street Global Advisors’ Proxy Voting and Engagement Activity

State Street Corporation has a comprehensive standalone Conflicts of Interest Policy and other policies that address a range of conflicts of interests identified. In addition, State Street Global Advisors, the asset management business of State Street Corporation, maintains a conflicts register that identifies key conflicts and describes systems in place to mitigate the conflicts. This guidance[i] is designed to act in conjunction with related policies and practices employed by other groups within the organization. Further, they complement those policies and practices by providing specific guidance on managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

i These Managing Conflicts of Interest Arising From State Street Global Advisors’ Proxy Voting and Engagement Activity Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

2

Managing Conflicts of Interest Related to Proxy Voting

State Street Global Advisors has policies and procedures designed to prevent undue influence on State Street Global Advisors’s voting activities that may arise from relationships between proxy issuers or companies and State Street Corporation, State Street Global Advisors, State Street Global Advisors affiliates, State Street Global Advisors Funds or State Street Global Advisors Fund affiliates.

Protocols designed to help mitigate potential conflicts of interest include:

•  Assigning sole responsibility for the implementation of proxy voting guidelines to members of State Street Global Advisors’s Asset Stewardship team. Members of the Asset Stewardship team may from time to time discuss views on proxy voting matters, company performance, strategy etc. with other State Street Corporation or State Street Global Advisors employees including portfolio managers, senior executives and relationship managers. However, final voting decisions are made solely by the Asset Stewardship team, in a manner that is consistent with the best interests of all clients, taking into account various perspectives on risks and opportunities with a view of maximizing the value of client assets;

• Generally exercising a singular vote decision for each ballot item regardless of our investment strategy;[1]

•  Prohibiting members of State Street Global Advisors’s Asset Stewardship team from disclosing State Street Global Advisors’s voting decision to any individual not affiliated with the proxy voting process prior to the meeting or date of written consent, as the case may be;

•  Mandatory disclosure by members of the State Street Global Advisors’s Asset Stewardship team, Global Proxy Review Committee (“PRC”) and Investment Committee (“IC”) of any personal conflict of interest (e.g., familial relationship with company management, serves as a director on the board of a listed company) to the Head of the Asset Stewardship team. Members are required to recuse themselves from any engagement or proxy voting activities related to the conflict;

•  In certain instances, client accounts and/or State Street Global Advisors pooled funds, where State Street Global Advisors acts as trustee, may hold shares in State Street Corporation or other State Street Global Advisors affiliated entities, such as mutual funds affiliated with State Street Global Advisors Funds Management, Inc. In general, State Street Global Advisors will outsource any voting decision relating to a shareholder meeting of State Street Corporation or other State Street Global Advisors affiliated entities to independent outside third parties. Delegated third parties exercise vote decisions based upon State Street Global Advisors’s Proxy Voting and Engagement Guidelines (“Guidelines”); and

• Reporting of overrides of Guidelines, if any, to the PRC on a quarterly basis.

1 State Street Global Advisors believes such an approach is generally in our clients’ best interest as our proxy voting principles are focused on enhancing long term shareholder value and a unified voting approach maximizes our clients’ voice and promotes firm-wide integration and sharing of insights between teams to the benefit of clients. In limited circumstances, certain pooled investment vehicles for which State Street Global Advisors acts as investment manager may, pursuant to their governing documents, utilize proxy voting guidelines developed by third-party advisors.

3

In general, we do not believe matters that fall within proxy voting guidelines utilized by State Street Global Advisors and that are voted consistently with such guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity. However, where matters do not fall within the applicable proxy voting guidelines or where we believe that voting in accordance with such guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. In circumstances where a conflict has been identified and either: (i) the matter does not fall clearly within the applicable guidelines; or (ii) SSGA determines that voting in accordance with such guidance is not in the best interests of its clients, the Head of the Asset Stewardship team will determine whether a material relationship exists. If so, the matter is referred to the PRC. The PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the IC for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

4

About State Street Global Advisors

For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of active and index strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s third-largest asset manager with US $3.47 trillion* under our care.

*       This figure is presented as of December 31, 2020 and includes approximately $75.17 billion of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Ireland Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Ireland Limited, Paris

branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière - Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89-55878-400. F: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global	Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose office is at Via Ferrante Aporti, 10 - 20125 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221,authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John

Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE- 105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

© 2021 State Street Corporation.
All Rights Reserved.
ID421084-3479898.1.1.GBL.RTL 0321
Exp. Date: 03/31/2022

1

March 2021

Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues

2

Overview

Our primary fiduciary obligation to our clients is to maximize the long-term returns of their investments. It is our view that material environmental and social (sustainability) issues can both create risk as well as generate long-term value in our portfolios. This philosophy provides the foundation for our value-based approach to Asset Stewardship.

We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio.

Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. Engagements are often multi- year exercises. We share our views of key topics and also seek to understand the disclosure and practices of issuers. We leverage our long-term relationship with companies to effect change. Voting on sustainability issues is mainly driven through shareholder proposals. However, we may take voting action against directors even in the absence of shareholder proposals for unaddressed concerns pertaining to sustainability matters.

In this document we provide additional transparency into our approach to engagement and voting on sustainability- related matters. In limited circumstances, State Street Global Advisors may act as investment manager to pooled investment vehicles that, pursuant to their governing documents, utilize guidelines developed by a third-party advisor. With respect to such funds utilizing third-party guidelines, the voting practices described in the applicable third-party guidelines will apply in place of the voting practices described herein.

Our Approach to Assessing Materiality and Relevance of Sustainability Issues

While we believe that sustainability-related factors can expose potential investment risks as well as drive long-term value creation, the materiality of specific sustainability issues varies from industry to industry and company by company. With this in mind, we leverage several distinct frameworks as well as additional resources to inform our views on the materiality of a sustainability issue at a given company including:

• The Sustainability Accounting Standards Board’s (SASB) Industry Standards

• The Task Force on Climate-related Financial Disclosures (TCFD) Framework

• Disclosure expectations in a company’s given regulatory environment

• Market expectations for the sector and industry

• Other existing third party frameworks, such as the CDP (formally the Carbon Disclosure Project) or the Global Reporting Initiative

• Our proprietary R-FactorTM 1 score

1 State Street Global Advisors’ proprietary scoring model, which aligns with SASB’s Sustainability Accounting Standards, and measures the performance of a company’s business operations and governance as it relates to financially material ESG factors facing the company’s industry.

3

We expect companies to disclose information regarding their approach to identifying material sustainability-related risks and the management policies and practices in place to address such issues. We support efforts by companies to demonstrate the ways in which sustainability is incorporated into operations, business activities, and most importantly, long-term business strategy.

Approach to Engagement on Sustainability Issues

State Street Global Advisors holds around 12,000 listed equities across its global portfolios. The success of our engagement process is due to our ability to prioritize and optimally allocate resources. Our approach is driven by:

1. Proprietary Screens

We have developed proprietary in-house sustainability screens to help identify companies for proactive engagement. These screens leverage our proprietary R-FactorTM score to identify sector and industry outliers for engagement and voting on sustainability issues.

2. Thematic Prioritization

As part of our annual stewardship planning process we identify thematic sustainability priorities that will be addressed during most engagement meetings. We develop our priorities based upon several factors, including client feedback, emerging sustainability trends, developing macroeconomic conditions, and evolving regulations. These engagements not only inform our voting decisions but also allow us to monitor improvement over time and to contribute to our evolving perspectives on priority areas. Insights from these engagements are shared with clients through our publicly available Annual Stewardship Report.

Voting on Sustainability Proposals

Historically, shareholder proposals addressing sustainability-related topics have been most common in the U.S. and Japanese markets. However, we have observed such proposals being filed in additional markets, including Australia, the UK, and continental Europe.

Agnostic of market, sustainability-related shareholder proposals address diverse topics and typically ask companies to either improve sustainability-related disclosure or enhance their practices. Common topics for sustainability-related shareholder proposals include:

• Climate-related issues

• Sustainable practices

• Gender equity

• Campaign contributions and lobbying

• Labor and human rights

• Animal welfare

We take a case-by-case approach to voting on shareholder proposals related to sustainability topics and consider the following when reaching a final vote decision:

• The materiality of the sustainability topic in the proposal to the company’s business and sector (see “Our Approach to Assessing Materiality and Relevance of Sustainability Issues” above)

• The content and intent of the proposal

4

• Whether the adoption of such a proposal would promote long-term shareholder value in the context of the company’s disclosure and practices

• The level of board involvement in the oversight of the company’s sustainability practices

• Quality of engagement and responsiveness to our feedback

• Binding nature of proposal or prescriptiveness of proposal

Voting on Sustainability Proposals	• State Street Global Advisors votes For (support for proposal) if the issue is material and the company has poor disclosure and/or practices relative to our expectations.

• State Street Global Advisors votes Abstain (some reservations) if the issue is material and the company’s disclosure and/or practices could be improved relative to our expectations.

• State Street Global Advisors votes Against (no support for proposal) if the issue is non-material and/or the company’s disclosure and/or practices meet our expectations.

5

About State Street Global Advisors

For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of active and index strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s third-largest asset manager with US $3.47 trillion* under our care.

* This figure is presented as of December 31, 2020 and includes approximately $75.17 billion of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Ireland Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6.
T: +647 775 5900.

France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière- Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89-55878-400. F: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300.	Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose office is at Via Ferrante Aporti, 10 - 20125 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE- 105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

© 2021 State Street Corporation.

All Rights Reserved.

ID421079-3479887.1.1.GBL.RTL 0321

Exp. Date: 03/31/2022

1

March 2021
Australia and New Zealand

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Australia and New Zealand Proxy Voting and Engagement Guidelines[i] outline our expectations of companies listed on stock exchanges in Australia and New Zealand. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which provide a detailed explanation of our approach to voting and engaging with companies, and State Street Global Advisors’ Conflict Mitigation Guidelines.

i  These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

2

State Street Global Advisors’ Australia and New Zealand Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, remuneration, environmental, social, and other governance related issues.

When voting and engaging with companies in global markets, we consider market specific nuances in the manner that we believe will best protect and promote the long- term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines, and corporate governance codes. We may hold companies in such markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting guidelines.

In our analysis and research into corporate governance issues in Australia and New Zealand, we expect all companies at a minimum to comply with the ASX Corporate Governance Principles and proactively monitor companies’ adherence to the principles. Consistent with the ‘comply or explain’ expectations established by the Principles, we encourage companies to proactively disclose their level of compliance with the Principles. In instances of non-compliance when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise in order to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Asia-Pacific (“APAC”) investment teams, collaborating on issuer engagement and providing input on company specific fundamentals. We are also a member of various investor associations that seek to address broader corporate governance related policy issues in the region.

State Street Global Advisors is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”). We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices where applicable and consistent with our fiduciary duty.

Directors and Boards

Principally we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

3

State Street Global Advisors believes that a well constituted board of directors with a good balance of skills, expertise, and independence provides the foundations for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the election/re-election of directors on a case-by-case basis after considering various factors including board quality, general market practice, and availability of information on director skills and expertise. In principle, we believe independent directors are crucial to corporate governance and help management establish sound ESG policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests. We expect boards of ASX 300 and New Zealand listed companies to be comprised of at least a majority of independent directors. At all other Australian listed companies, we expect boards to be comprised of at least one-third independent directors.

Our broad criteria for director independence in Australia and New Zealand include factors such as:

• Participation in related-party transactions and other business relations with the company

• Employment history with company

• Relations with controlling shareholders

• Family ties with any of the company’s advisers, directors, or senior employees

When voting on the election or re-election of a director, we also consider the number of outside board directorships that a non-executive and an executive may undertake. Thus, we may withhold votes from board chairs and lead independent directors who sit on more than three public company boards, and from non-executive directors who hold more than four public company board mandates. We may also take voting action against named executive officers who undertake more than two public board memberships. Service on a mutual fund board is not considered when evaluating directors for excessive commitments.

We also consider attendance at board meetings and may withhold votes from directors who attend less than 75% of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold. In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance-related pay, cross-directorships, significant shareholdings, and tenure. We support the annual election of directors and encourage Australian and New Zealand companies to adopt this practice.

While we are generally supportive of having the roles of chairman and CEO separated in the Australian and New Zealand markets, we assess the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as company-specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, we will monitor for circumstances in which a combined chairman/CEO is appointed or where a former CEO becomes chairman.

We may also consider board performance and directors who appear to be remiss in the performance of their oversight responsibilities when analyzing their suitability for reappointment (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).

4

We believe companies should have committees for audit, remuneration, and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence, and their effectiveness and resource levels. ASX Corporate Governance Principles requires listed companies to have an audit committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. It also requires that the committee be chaired by an independent director who is not the chair of the board. We hold Australian and New Zealand companies to our global standards for developed financial markets by requiring that all members of the audit committee be independent directors.

In our analysis of boards, we consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues, such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and reviewing the balance of skills, knowledge, and experience of the board. It also ensures that adequate succession plans are in place for directors and the CEO. We may vote against the re-election of members of the nomination committee if the board has failed to address concerns over board structure or succession.

Further, we expect boards of ASX 300 listed companies to have at least one female board member. If a company fails to meet this expectation, SSGA may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee, if necessary. Additionally, if a company fails to meet this expectation for three consecutive years, SSGA may vote against all incumbent members of the nominating committee.

Executive pay is another important aspect of corporate governance. We believe that executive pay should be determined by the board of directors. We expect companies to have in place remuneration committees to provide independent oversight over executive pay. ASX Corporate Governance Principles require listed companies to have a remuneration committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. Since Australia has a non-binding vote on pay with a two-strike rule requiring a board spill vote in the event of a second strike, we believe that the vote provides investors a mechanism to address concerns they may have on the quality of oversight provided by the board on remuneration issues. Accordingly, our voting guidelines accommodate local market practice.

Poorly structured executive compensation plans pose increasing reputational risk to companies. Ongoing high level of dissent against a company’s compensation proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company’s remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we will vote against the Chair of the remuneration committee.

SSGA may take voting action against board members at companies on the ASX 100 that are laggards based on their R-FactorTM scores[1] and cannot articulate how they plan to improve their score.

5

Indemnification and Limitations on Liability

Generally, State Street Global Advisors supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Audit-Related Issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have independent non-executive directors designated as members.

Appointment of External Auditors

State Street Global Advisors believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or to re-appoint at the annual meeting. When appointing external auditors and approving audit fees, we will take into consideration the level of detail in company disclosures. We will generally not support resolutions if adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, we may consider auditor tenure when evaluating the audit process.

Approval of Financial Statements

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we will vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/ adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

1   R-FactorTM is a scoring system created by SSGA that measures the performance of a company’s business operations and governance as it relates to financially material ESG factors facing the company’s industry.

6

Shareholder Rights and Capital-Related Issues	Share Issuances

The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor the returns and to ensure capital is deployed efficiently. State Street Global Advisors supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares without pre-emption rights, we may vote against if such authorities are greater than 20% of the issued share capital. We may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for specific purpose.

Share Repurchase Programs

We generally support proposals to repurchase shares, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends

We generally support dividend payouts that constitute 30% or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation. We may also vote against if the payout is excessive given the company’s financial position. Particular attention will be warranted when the payment may damage the company’s long-term financial health.

Mergers and Acquisitions

Mergers or reorganization of the company structure often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation. Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights are not supported. We will generally support transactions that maximize shareholder value. Some of the considerations include:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including, director and/ or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

7

We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock

• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

• The current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Measures

We oppose anti-takeover defenses, such as authorities for the board to issue warrants convertible into shares to existing shareholders during a hostile takeover.

Remuneration	Executive Pay

There is a simple underlying philosophy that guides State Street Global Advisors’ analysis of executive pay; there should be a direct relationship between remuneration and company performance over the long term. Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider various factors, such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSGA may oppose remuneration reports in which there seems to be a misalignment between pay and shareholders’ interests and where incentive policies and schemes have a re-test option or feature. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach.

Equity Incentive Plans

We may not support proposals on equity-based incentive plans where insufficient information is provided on matters, such as grant limits, performance metrics, performance, and vesting periods and overall dilution. Generally, we do not support options under such plans being issued at a discount to market price nor plans that allow for re-testing of performance metrics.

Non-Executive Director Pay

Authorities that seek shareholder approval for non-executive directors’ fees generally are not controversial. We generally support resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether the fees are excessive relative to fees paid by other comparable companies. We will evaluate any non-cash or performance-related pay to non-executive directors on a company-by-company basis.

Risk Management

State Street Global Advisors believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion over the ways in which they provide oversight in this area. However, we expect companies to disclose ways in which the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks that evolve in tandem with the political and economic landscape or as companies diversify or expand their operations into new areas.

8

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long- term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

More Information	Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

9

About State Street Global Advisors

For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of active and index strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s third-largest asset manager with US $3.47 trillion* under our care.

*  This figure is presented as of December 31, 2020 and includes approximately $75.17 billion of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Ireland Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89-55878-400. F: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose office is at Via Ferrante Aporti, 10 - 20125 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street

Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

© 2021 State Street Corporation.

All Rights Reserved.

ID423151-3479907.1.1.GBL.RTL 0321

Exp. Date: 03/31/2022

1

March 2021
Europe

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ European Proxy Voting and Engagement Guidelines [i] cover different corporate governance frameworks and practices in European markets, excluding the United Kingdom and Ireland. These guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which provide a detailed explanation of our approach to voting and engaging with companies, and State Street Global Advisors’ Conflict Mitigation Guidelines.

i       These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

2

State Street Global Advisors’ Proxy Voting and Engagement Guidelines in European markets address areas such as board structure, audit-related issues, capital structure, remuneration, as well as environmental, social and other governance-related issues.

When voting and engaging with companies in European markets, we consider market- specific nuances in the manner that we believe will most likely protect and promote the long-term financial value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country-specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting guidelines.

In our analysis and research into corporate governance issues in European companies, we also consider guidance issued by the European Commission and country-specific governance codes. We proactively monitor companies’ adherence to applicable guidance and requirements. Consistent with the diverse ”comply-or-explain” expectations established by guidance and codes, we encourage companies to proactively disclose their level of compliance with applicable provisions and requirements. In cases of non- compliance, when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy

Corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise in order to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social, and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Europe, Middle East and Africa (“EMEA”) investment teams, collaborating on issuer engagement and providing input on company-specific fundamentals.

State Street Global Advisors is a signatory to the United Nations Principles for Responsible Investment (“UNPRI”). We are committed to sustainable investing; thus, we are working to further integrate ESG principles into investment and corporate governance practices where applicable and consistent with our fiduciary duty.

Directors and Boards

Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value, and to protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management, to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

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We believe that a well constituted board of directors, with a balance of skills, expertise and independence, provides the foundations for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise.

In principle, we believe independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Our broad criteria for director independence in European companies include factors such as:
• Participation in related–party transactions and other business relations with the company
• Employment history with the company
• Relations with controlling shareholders
• Family ties with any of the company’s advisers, directors or senior employees
• Serving as an employee or government representative and
• Overall average board tenure and individual director tenure at issuers with classified and de-classified boards, respectively
• Company classification of a director as non-independent
While overall board independence requirements and board structures differ from market to market, we consider voting against directors we deem non-independent if overall board independence is below one-third or if overall independence level is below 50% after excluding employee representatives and/or directors elected in accordance with local laws who are not elected by shareholders. We may withhold support for a proposal to discharge the board if a company fails to meet adequate governance standards or board level independence.

We also assess the division of responsibilities between chair and CEO on a case-by-case basis, giving consideration to factors such as overall level of independence on the board and general corporate governance standards in the company. However, we may take voting action against the chair or members of the nominating committee at the STOXX Europe 600 companies that have combined the roles of chair and CEO and have not appointed an independent deputy chair or a lead independent director.

When voting on the election or re-election of a director, we also consider the number of outside board directorships a non-executive and an executive may undertake. Thus, we may withhold votes from board chairs and lead independent directors who sit on more than three public company boards, and from non-executive directors who hold more than four public company board mandates. We may also take voting action against named executive officers who undertake more than two public board memberships. Service on a mutual fund board is not considered when evaluating directors for excessive commitments.

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We also consider attendance at board meetings and may withhold votes from directors who attend less than 75% of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold . In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance-related pay, cross-directorships and significant shareholdings. Moreover, we may vote against the election of a director whose biographical disclosures are insufficient to assess his or her role on the board and/or independence.

Further, we expect boards of STOXX Europe 600 listed companies to have at least one female board member. If a company fails to meet this expectation, SSGA may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee, if necessary. Additionally, if a company fails to meet this expectation for three consecutive years, SSGA may vote against all incumbent members of the nominating committee.

Although we generally are in favour of the annual election of directors, we recognise that director terms vary considerably in different European markets. We may vote against article/bylaw changes that seek to extend director terms. In addition, we may vote against directors if their terms extend beyond four years in certain markets.

We believe companies should have relevant board level committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence, and assessing effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors. We expect companies to have remuneration committees to provide independent oversight of executive pay. We may vote against nominees who are executive members of audit or remuneration committees.

In our analysis of boards, we consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint.

In certain European markets it is not uncommon for the election of directors to be presented in a single slate. In these cases, where executives serve on the audit or the remuneration committees, we may vote against the entire slate.

We may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities (e.g. fraud, criminal wrongdoing and/or breach of fiduciary responsibilities).

Poorly structured executive remuneration plans pose increasing reputational risk to companies. Ongoing high level of dissent against a company’s remuneration proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company’s remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a remuneration-related proposal is warranted in the third consecutive year, we will vote against the Chair of the remuneration committee.

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SSGA may take voting action against board members at companies on the DAX 30 and CAC 40 that are laggards based on their R-FactorTM scores[1] and cannot articulate how they plan to improve their score.
Indemnification and Limitations on Liability

Generally, we support proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law if a director has not acted in bad faith, with gross negligence, or with reckless disregard of the duties involved in the conduct of his or her office.

Audit-Related Issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting up an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

We believe that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appoint them at the annual meeting. When appointing external auditors and approving audit fees, we consider the level of detail in company disclosures; we will generally not support such resolutions if adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. We may consider auditor tenure when evaluating the audit process in certain circumstances.

Limit Legal Liability of External Auditors	We generally oppose limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

1       R-FactorTM is a scoring system created by SSGA that measures the performance of a company’s business operations and governance as it relates to financially material ESG factors facing the company’s industry.

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Approval of Financial Statements

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we will vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/ adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Shareholder Rights and Capital-Related Issues

In some European markets, differential voting rights continue to exist. State Street Global Advisors supports the one-share, one-vote policy and favors a share structure where all shares have equal voting rights. We believe pre-emption rights should be introduced for shareholders in order to provide adequate protection from excessive dilution from the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights

We generally oppose proposals authorizing the creation of new classes of common stock with superior voting rights. We will generally oppose the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights. In addition, we will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders. We support proposals to abolish voting caps and capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Increase in Authorized Capital

The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor returns and to ensure capital is deployed efficiently. We support capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares whilst disapplying pre-emption rights, we may vote against if such authorities are greater than 20% of the issued share capital. We may also vote against resolutions that seek authority to issue capital with pre- emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we oppose capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs

We typically support proposals to repurchase shares; however, there are exceptions in some cases. We do not support repurchases if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, the range of premium/discount to market price at which the company can repurchase shares, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends

We generally support dividend payouts that constitute 30% or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation or the payout is excessive given the company’s financial position. Particular attention will be paid to cases in which the payment may damage the company’s long-term financial health.

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Related-Party Transactions

Some companies in European markets have a controlled ownership structure and complex cross-shareholdings between subsidiaries and parent companies (“related companies”). Such structures may result in the prevalence of related-party transactions between the company and its various stakeholders, such as directors and management, subsidiaries and shareholders. In markets where shareholders are required to approve such transactions, we expect companies to provide details of the transaction, such as the nature, the value and the purpose of such a transaction. We also encourage independent directors to ratify such transactions. Further, we encourage companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Mergers and Acquisitions

Mergers or restructurings often involve proposals relating to reincorporation, restructurings, mergers, liquidation and other major changes to the corporation. Proposals will be supported if they are in the best interest of the shareholders, which is demonstrated by enhancing share value or improving the effectiveness of the company’s operations. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights are not supported.

We will generally support transactions that maximize shareholder value. Some of the considerations include:
• Offer premium
• Strategic rationale
• Board oversight of the process for the recommended transaction, including director and/ or management conflicts of interest
• Offers made at a premium and where there are no other higher bidders
• Offers in which the secondary market price is substantially lower than the net asset value
We may vote against a transaction considering the following:
• Offers with potentially damaging consequences for minority shareholders because of illiquid stock
• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders
• The current market price of the security exceeds the bid price at the time of voting

Anti–Takeover Measures

European markets have diverse regulations concerning the use of share issuances as takeover defenses, with legal restrictions lacking in some markets. We support the one-share, one-vote policy. For example, dual-class capital structures entrench certain shareholders and management, insulating them from possible takeovers. We oppose unlimited share issuance authorizations because they can be used as anti-takeover devices. They have the potential for substantial voting and earnings dilution. We also monitor the duration of time for authorities to issue shares, as well as whether there are restrictions and caps on multiple issuance authorities during the specified time periods. We oppose antitakeover defenses, such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.

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Remuneration
Executive Pay

Despite the differences among the various types of plans and awards, there is a simple underlying philosophy that guides our analysis of executive pay: there should be a direct relationship between remuneration and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach.

Equity Incentives Plans

We may not support proposals regarding equity-based incentive plans where insufficient information is provided on matters, including grant limits, performance metrics, performance and vesting periods, and overall dilution. Generally, we do not support options under such plans being issued at a discount to market price or plans that allow for retesting of performance metrics.

Non–Executive Director Pay

In European markets, proposals seeking shareholder approval for non-executive directors’ fees are generally not controversial. We typically support resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether the fees are excessive relative to fees paid by comparable companies. We will evaluate any non-cash or performance-related pay to non-executive directors on a company-by-company basis.

Risk Management

We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks, as they can change with a changing political and economic landscape or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long- term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

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More Information	Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

About State Street Global Advisors

For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of active and index strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s third-largest asset manager with US $3.47 trillion* under our care.

*       This figure is presented as of December 31, 2020 and includes approximately $75.17 billion of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Ireland Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647775 5900. France: State Street Global Advisors Ireland Limited,

Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière- Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89-55878-400. F: +49 (0)89- 55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede	Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose office is at Via Ferrante Aporti, 10 - 20125 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street

Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

© 2021 State Street Corporation. All Rights Reserved.

ID421090-3479909.1.1.GBL.RTL 0321

Exp. Date: 03/31/2022

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March 2021

Proxy Voting and Engagement Guidelines Japan

State Street Global Advisors’ Japan Proxy Voting and Engagement Guidelines[1] outline our expectations of companies listed on stock exchanges in Japan. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ overarching Global Proxy Voting and Engagement Guidelines, which provide a detailed explanation of our approach to voting and engaging with companies, and State Street Global Advisors’ Conflict Mitigation Guidelines.

1 These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc SSGA Funds Management, Inc.is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

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State Street Global Advisors’ Proxy Voting and Engagement Guidelines in Japan address areas including: board structure, audit related issues, capital structure, remuneration, environmental, social, and other governance-related issues.

When voting and engaging with companies in Japan, State Street Global Advisors takes into consideration the unique aspects of Japanese corporate governance structures. We recognize that under Japanese corporate law, companies may choose between two structures of corporate governance: the statutory auditor system or the committee structure. Most Japanese boards predominantly consist of executives and non- independent outsiders affiliated through commercial relationships or cross-shareholdings. Nonetheless, when evaluating companies, State Street Global Advisors expects Japanese companies to address conflicts of interest and risk management and to demonstrate an effective process for monitoring management. In our analysis and research regarding corporate governance issues in Japan, we expect all companies at a minimum to comply with Japan’s Corporate Governance Principles and proactively monitor companies’ adherence to the principles. Consistent with the ‘comply or explain’ expectations established by the Principles, we encourage companies to proactively disclose their level of compliance with the Principles. In instances of non-compliance when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy	In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social, and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Asia-Pacific (“APAC”) Investment Teams; the teams collaborate on issuer engagement and provide input on company specific fundamentals. We are also a member of various investor associations that seek to address broader corporate governance related policy issues in Japan.

State Street Global Advisors is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with Japan’s Stewardship Code and Corporate Governance Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices where applicable and consistent with our fiduciary duty.

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Directors and Boards	Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

State Street Global Advisors believes that a well constituted board of directors with a balance of skills, expertise, and independence, provides the foundation for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise. In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions that are necessary to protect shareholder interests.

Further, we expect boards of TOPIX 500 listed companies to have at least one female board member. If a company fails to meet this expectation, State Street Global Advisors may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee, if necessary. Additionally, if a company fails to meet this expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.

Japanese companies have the option of having a traditional board of directors with statutory auditors, a board with a committee structure, or a hybrid board with a board level audit committee. We will generally support companies that seek shareholder approval to adopt a committee or hybrid board structure.

Most Japanese issuers prefer the traditional statutory auditor structure. Statutory auditors act in a quasi-compliance role, as they are not involved in strategic decision-making nor are they part of the formal management decision process. Statutory auditors attend board meetings but do not have voting rights at the board; however, they have the right to seek an injunction and conduct broad investigations of unlawful behavior in the company’s operations.

State Street Global Advisors will support the election of statutory auditors, unless the outside statutory auditor nominee is regarded as non-independent based on our criteria, the outside statutory auditor has attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review, or the statutory auditor has been remiss in the performance of their oversight responsibilities (fraud, criminal wrong doing, and breach of fiduciary responsibilities).

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For companies with a statutory auditor structure there is no legal requirement that boards have outside directors; however, we believe there should be a transparent process of independent and external monitoring of management on behalf of shareholders.

•  We believe that boards of TOPIX 500 companies should have at least three independent directors or be at least one-third independent, whichever requires fewer independent directors. Otherwise, we may oppose the board leader who is responsible for the director nomination process

• For controlled, non-TOPIX 500 companies with a statutory auditor structure or hybrid structure, we may oppose the board leader if the board does not have at least two independent directors

•  For non-controlled, non-TOPIX 500 companies with a statutory auditor structure or hybrid structure, State Street Global Advisors may oppose the board leader, if the board does not have at least two outside directors

For companies with a committee structure or a hybrid board structure, we also take into consideration the overall independence level of the committees. In determining director independence, we consider the following factors:

• Participation in related-party transactions and other business relations with the company
• Past employment with the company
• Professional services provided to the company
• Family ties with the company
Regardless of board structure, we may oppose the election of a director for the following reasons:
• Failure to attend board meetings
• In instances of egregious actions related to a director’s service on the board

State Street Global Advisors may take voting action against board members at companies on the TOPIX 100 that are laggards based on their R-FactorTM scores[2] and cannot articulate how they plan to improve their score.

Indemnification and Limitations on Liability

Generally, State Street Global Advisors supports proposals to limit directors’ and statutory auditors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. We believe limitations and indemnification are necessary to attract and retain qualified directors.

2 R-FactorTM is a scoring system created by State Street Global Advisors that measures the performance of a company’s business operations and governance as it relates to financially material ESG factors facing the company’s industry.

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Audit-Related Items	State Street Global Advisors believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should have the opportunity to vote on the appointment of the auditor at the annual meeting.

Ratifying External Auditors

We generally support the appointment of external auditors unless the external auditor is perceived as being non-independent and there are concerns about the accounts presented and the audit procedures followed.

Approval of Financial Statements

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we will vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Limiting Legal Liability of External Auditors

We generally oppose limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

Capital Structure, Reorganization, and Mergers	State Street Global Advisors supports the “one share one vote” policy and favors a share structure where all shares have equal voting rights. We support proposals to abolish voting caps or multiple voting rights and will oppose measures to introduce these types of restrictions on shareholder rights.

We believe pre-emption rights should be introduced for shareholders. This can provide adequate protection from excessive dilution due to the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights

We generally oppose proposals authorizing the creation of new classes of common stock with superior voting rights. We will generally oppose new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, we will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders.

However, we will support capitalization changes that eliminate other classes of stock and/ or unequal voting rights.

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Increase in Authorized Capital

We generally support increases in authorized capital where the company provides an adequate explanation for the use of shares. In the absence of an adequate explanation, we may oppose the request if the increase in authorized capital exceeds 100% of the currently authorized capital. Where share issuance requests exceed our standard threshold, we will consider the nature of the specific need, such as mergers, acquisitions and stock splits.

Dividends

We generally support dividend payouts that constitute 30% or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long-term financial health.

Share Repurchase Programs

Companies are allowed under Japan Corporate Law to amend their articles to authorize the repurchase of shares at the board’s discretion. We will oppose an amendment to articles allowing the repurchase of shares at the board’s discretion. We believe the company should seek shareholder approval for a share repurchase program at each year’s AGM, providing shareholders the right to evaluate the purpose of the repurchase.

We generally support proposals to repurchase shares, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. We will support proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations. In general, provisions that are deemed to be destructive to shareholders’ rights or financially detrimental are not supported.

We evaluate mergers and structural reorganizations on a case-by-case basis. We will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:
• Offer premium
• Strategic rationale
• Board oversight of the process for the recommended transaction, including director and/or management conflicts of interest

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• Offers made at a premium and where there are no other higher bidders
• Offers in which the secondary market price is substantially lower than the net asset value
We may vote against a transaction considering the following:
• Offers with potentially damaging consequences for minority shareholders because of illiquid stock
• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders
• Offers in which the current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Measures

In general, State Street Global Advisors believes that adoption of poison pills that have been structured to protect management and to prevent takeover bids from succeeding is not in shareholders’ interest. A shareholder rights plan may lead to management entrenchment. It may also discourage legitimate tender offers and acquisitions. Even if the premium paid to companies with a shareholder rights plan is higher than that offered to unprotected firms, a company’s chances of receiving a takeover offer in the first place may be reduced by the presence of a shareholder rights plan.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

In evaluating the adoption or renewal of a Japanese issuer’s shareholder rights plans (“poison pill”), we consider the following conditions: (i) release of proxy circular with details of the proposal with adequate notice in advance of meeting, (ii) minimum trigger of over 20%, (iii) maximum term of three years, (iv) sufficient number of independent directors, (v) presence of an independent committee, (vi) annual election of directors, and (vii) lack of protective or entrenchment features. Additionally, we consider the length of time that a shareholder rights plan has been in effect.

In evaluating an amendment to a shareholder rights plan (“poison pill”), in addition to the conditions above, we will also evaluate and consider supporting proposals where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers.

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Compensation	In Japan, excessive compensation is rarely an issue. Rather, the problem is the lack of connection between pay and performance. Fixed salaries and cash retirement bonuses tend to comprise a significant portion of the compensation structure while performance- based pay is generally a small portion of the total pay. State Street Global Advisors, where possible, seeks to encourage the use of performance-based compensation in Japan as an incentive for executives and as a way to align interests with shareholders.

Adjustments to Aggregate Compensation Ceiling for Directors

Remuneration for directors is generally reasonable. Typically, each company sets the director compensation parameters as an aggregate thereby limiting the total pay to all directors. When requesting a change, a company must disclose the last time the ceiling was adjusted, and management provides the rationale for the ceiling increase. We will generally support proposed increases to the ceiling if the company discloses the rationale for the increase. We may oppose proposals to increase the ceiling if there has been corporate malfeasance or sustained poor performance.

Annual Bonuses for Directors/Statutory Auditors

In Japan, since there are no legal requirements that mandate companies to seek shareholder approval before awarding a bonus, we believe that existing shareholder approval of the bonus should be considered best practice. As a result, we support management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

Retirement Bonuses for Directors/Statutory Auditors

Retirement bonuses make up a sizeable portion of directors’ and auditors’ lifetime compensation and are based upon board tenure. While many companies in Japan have abolished this practice, there remain many proposals seeking shareholder approval for the total amounts paid to directors and statutory auditors as a whole. In general, we support these payments unless the recipient is an outsider or in instances where the amount is not disclosed.

Stock Plans

Most option plans in Japan are conservative, particularly at large companies. Japanese corporate law requires companies to disclose the monetary value of the stock options for directors and/or statutory auditors. Some companies do not disclose the maximum number of options that can be issued per year and shareholders are unable to evaluate the dilution impact. In this case, we cannot calculate the dilution level and, therefore, we may oppose such plans for poor disclosure. We also oppose plans that allow for the repricing of the exercise price.

Deep Discount Options

As Japanese companies move away from the retirement bonus system, deep discount options plans have become more popular. Typically, the exercise price is set at JPY 1 per share. We evaluate deep discount options using the same criteria used to evaluate stock options as well as considering the vesting period.

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Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long- term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

Miscellaneous/ Routine Items	Expansion of Business Activities

Japanese companies’ articles of incorporation strictly define the types of businesses in which a company is permitted to engage. In general, State Street Global Advisors views proposals that expand and diversify the company’s business activities as routine and non-contentious. We will monitor instances in which there has been an inappropriate acquisition and diversification away from the company’s main area of competence thatresulted in a decrease of shareholder value.

More Information	Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

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About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of active and index strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s third-largest asset manager with US $3.47 trillion* under our care.

*       This figure is presented as of December 31, 2020 and includes approximately $75.17 billion of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.

ssga.com

For Public Use.

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Ireland Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Ireland Limited, Paris branch is a branch

of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière- Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89-55878-400. F: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors	Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose office is at Via Ferrante Aporti, 10 - 20125 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay,

Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE- 105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

© 2021 State Street Corporation.

All Rights Reserved.

ID421096-3479913.1.1.GBL.RTL 0321

Exp. Date: 03/31/2022

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March 2021
North America (United States & Canada)

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ North America Proxy Voting and Engagement Guidelines[1] outline our expectations of companies listed on stock exchanges in the US and Canada. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which provide a detailed explanation of our approach to voting and engaging with companies, and State Street Global Advisors’ Conflict Mitigation Guidance.

1 These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. ”
SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State
Street Global Advisors, the investment management arm of State Street Corporation.

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State Street Global Advisors’ North America Proxy Voting and Engagement Guidelines address areas, including board structure, director tenure, audit related issues, capital structure, executive compensation, as well as environmental, social, and other governance-related issues of companies listed on stock exchanges in the US and Canada (“North America”).

When voting and engaging with companies in global markets, we consider market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research about corporate governance issues in North America, we expect all companies to act in a transparent manner and to provide detailed disclosure on board profiles, related-party transactions, executive compensation, and other governance issues that impact shareholders’ long-term interests. Further, as a founding member of the Investor Stewardship Group (“ISG”), we proactively monitor companies’ adherence to the Corporate Governance Principles for US listed companies. Consistent with the “comply-or-explain” expectations established by the principles, we encourage companies to proactively disclose their level of compliance with the principles. In instances of non- compliance when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy

Corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagements to address significant shareholder concerns and environmental, social, and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and various other investment teams, collaborating on issuer engagements and providing input on company specific fundamentals. We are also a member of various investor associations that seek to address broader corporate governance related policy issues in North America.

State Street Global Advisors is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the US Investor Stewardship Group Principles. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices, where applicable and consistent with our fiduciary duty.

Directors and Boards

Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

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State Street Global Advisors believes that a well constituted board of directors, with a balance of skills, expertise, and independence, provides the foundations for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise. In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Director-related proposals include issues submitted to shareholders that deal with the composition of the board or with members of a corporation’s board of directors. In deciding the director nominee to support, we consider numerous factors.

Director Elections

Our director election guideline focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors we consider when evaluating governance practices include, but are not limited to the following:

● Shareholder rights

● Board independence

● Board structure

If a company demonstrates appropriate governance practices, we believe a director should be classified as independent based upon the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, we will vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice and serves on a key committee of the board (compensation, audit, nominating, or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, State Street Global Advisors believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based upon the following classification standards:

● Is the nominee an employee of or related to an employee of the issuer or its auditor?

● Does the nominee provide professional services to the issuer?

● Has the nominee attended an appropriate number of board meetings?

● Has the nominee received non-board related compensation from the issuer?

In the US market where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, we will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

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Additionally, we may withhold votes from directors based on the following:

●   Overall average board tenure is excessive. In assessing excessive tenure, we consider factors such as the preponderance of long tenured directors, board refreshment practices, and classified board structures

● Directors attend less than 75% of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold

● NEOs of a public company who sit on more than two public company boards*

● Board chairs or lead independent directors who sit on more than three public company boards*

● Director nominees who sit on more than four public company boards*

● Directors of companies that have not been responsive to a shareholder proposal that received a majority shareholder support at the last annual or special meeting

● Consideration can be warranted if management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s)

●   Directors of companies have unilaterally adopted/ amended company bylaws that negatively impact our shareholder rights (such as fee-shifting, forum selection, and exclusion service bylaws) without putting such amendments to a shareholder vote

● Compensation committee members where there is a weak relationship between executive pay and performance over a five-year period

● Audit committee members if non-audit fees exceed 50% of total fees paid to the auditors

● Directors who appear to have been remiss in their duties

Further, we expect boards of Russell 3000 and TSX listed companies to have at least one female board member. If a company fails to meet this expectation, SSGA may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee, if necessary. Additionally, if a company fails to meet this expectation for three consecutive years, SSGA may vote against all incumbent members of the nominating committee.

In addition, we believe that companies have a responsibility to effectively manage and disclose risks and opportunities related to racial and ethnic diversity. If a company in the S&P 500 does not disclose, at minimum, the gender, racial and ethnic composition of its board, we will vote against the Chair of the nominating committee.

SSGA may take voting action against board members at companies on the S&P 500 that are laggards based on their R-FactorTM scores* and cannot articulate how they plan to improve their score.

* Service on a mutual fund board is not considered when evaluating directors for excessive commitments.

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Director-Related Proposals

We generally vote for the following director-related proposals:

● Discharge of board members’ duties, in the absence of pending litigation, regulatory investigation, charges of fraud, or other indications of significant concern

● Proposals to restore shareholders’ ability in order to remove directors with or without cause

● Proposals that permit shareholders to elect directors to fill board vacancies

● Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid

We generally vote against the following director-related proposals:

● Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

● Proposals that relate to the “transaction of other business as properly comes before the meeting,” which extend “blank check” powers to those acting as proxy

● Proposals requiring two candidates per board seat

Majority Voting

We will generally support a majority vote standard based on votes cast for the election of directors.

We will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or to repeal certain provisions.

Annual Elections

We generally support the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees, as well as the existence of a shareholder rights plan.

Cumulative Voting

We do not support cumulative voting structures for the election of directors.

Separation Chair/CEO

We analyze proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including the appointment of and role played by a lead director, a company’s performance, and the overall governance structure of the company.

However, we may take voting action against the chair or members of the nominating committee at S&P 500 companies that have combined the roles of chair and CEO and have not appointed a lead independent director.

* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

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Proxy Access

In general, we believe that proxy access is a fundamental right and an accountability mechanism for all long-term shareholders. We will consider proposals relating to proxy access on a case-by-case basis. We will support shareholder proposals that set parameters to empower long-term shareholders while providing management the flexibility to design a process that is appropriate for the company’s circumstances.

We will review the terms of all other proposals and will support those proposals that have been introduced in the spirit of enhancing shareholder rights.

Considerations include the following:

● The ownership thresholds and holding duration proposed in the resolution

● The binding nature of the proposal

● The number of directors that shareholders may be able to nominate each year

● Company governance structure

● Shareholder rights

● Board performance

Age/Term Limits

Generally, we will vote against age and term limits unless the company is found to have poor board refreshment and director succession practices, and has a preponderance of non-executive directors with excessively long tenures serving on the board.

Approve Remuneration of Directors

Generally, we will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification

Generally, we support proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards

We generally support annual elections for the board of directors.

Confidential Voting

We will support confidential voting.

Board Size

We will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

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Board Responsiveness

We may vote against the re-election of members of the compensation committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach. In addition, if the level of dissent against a management proposal on executive pay is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we may vote against the Chair of the compensation committee.

Audit-Related Issues	Ratifying Auditors and Approving Auditor Compensation

We support the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. We deem audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. We will also support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

We will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.[1]

Approval of Financial Statements

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we will vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/ adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Capital-Related Issues	Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company.

The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, we support requests that are not unreasonably dilutive or enhance the rights of common shareholders. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares

In general, we support share increases for general corporate purposes up to 100% of current authorized stock.

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We support increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for US and Canadian firms.

When applying the thresholds, we will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares

We vote on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, we will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

We will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). However, we will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Unequal Voting Rights

We will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, we will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, we will support capitalization changes that eliminate other classes of stock and/ or unequal voting rights.

Mergers and Acquisitions	Mergers or the reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported.

In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

We will generally support transactions that maximize shareholder value. Some of the considerations include the following:

● Offer premium

● Strategic rationale

● Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

● Offers made at a premium and where there are no other higher bidders

● Offers in which the secondary market price is substantially lower than the net asset value

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We may vote against a transaction considering the following:

● Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

● Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

● The current market price of the security exceeds the bid price at the time of voting

Anti–Takeover Issues

Typically, these are proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or to delete a provision that is deemed to have an anti-takeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

US We will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, we will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).

We will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” nor similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

Canada We analyze proposals for shareholder approval of a shareholder rights plan (“poison pill”) on a case-by-case basis taking into consideration numerous factors, including but not limited to, whether it conforms to ‘new generation’ rights plans and the scope of the plan.

Special Meetings

We will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their bylaws if:

● The company also does not allow shareholders to act by written consent

● The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares

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We will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their bylaws if:

● The current ownership threshold to call for a special meeting is above 25% of outstanding shares

We will vote for management proposals related to special meetings.

Written Consent

We will vote for shareholder proposals on written consent at companies if:

● The company does not have provisions in their bylaws giving shareholders the right to call for a special meeting

● The company allows shareholders the right to call for a special meeting, but the current ownership threshold to call for a special meeting is above 25% of outstanding shares

● The company has a poor governance profile

We will vote management proposals on written consent on a case-by-case basis.

Super–Majority

We will generally vote against amendments to bylaws requiring super-majority shareholder votes to pass or repeal certain provisions. We will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

Remuneration Issues

Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, the terms of the plan should be designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans that benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency

State Street Global Advisors believes executive compensation plays a critical role in aligning executives’ interest with shareholders’, attracting, retaining and incentivizing key talent, and ensuring positive correlation between the performance achieved by management and the benefits derived by shareholders. We support management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period. We seek adequate disclosure of various compensation elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy, and performance. Further shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance on an annual basis.

In Canada, where advisory votes on executive compensation are not commonplace, we will rely primarily upon engagement to evaluate compensation plans.

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Employee Equity Award Plans

We consider numerous criteria when examining equity award proposals. Generally we do not vote against plans for lack of performance or vesting criteria. Rather the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. We review that number in light of certain factors, such as the industry of the issuer.

Historical option grants Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than five to eight percent are generally not supported.

Repricing We will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Other criteria include the following:

● Number of participants or eligible employees

● The variety of awards possible

● The period of time covered by the plan

There are numerous factors that we view as negative. If combined they may result in a vote against a proposal. Factors include:

● Grants to individuals or very small groups of participants

● “Gun-jumping” grants which anticipate shareholder approval of a plan or amendment

● The power of the board to exchange “underwater” options without shareholder approval. This pertains to the ability of a company to reprice options, not the actual act of repricing described above

● Below market rate loans to officers to exercise their options

● The ability to grant options at less than fair market value;

● Acceleration of vesting automatically upon a change in control

● Excessive compensation (i.e. compensation plans which we deem to be overly dilutive)

Share Repurchases If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

Companies will not have any such repurchase plan factored into the dilution calculation if they do not (i) clearly state the intentions of any proposed share buy-back plan, (ii) disclose a definitive number of the shares to be bought back, (iii) specify the range of premium/discount to market price at which a company can repurchase shares, and (iv) disclose the time frame during which the shares will be bought back.

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162(m) Plan Amendments If a plan would not normally meet our criteria described above, but was primarily amended to add specific performance criteria to be used with awards that were designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then we will support the proposal to amend the plan.

Employee Stock Option Plans

We generally vote for stock purchase plans with an exercise price of not less than 85% of fair market value. However, we take market practice into consideration.

Compensation-Related Items

We generally support the following proposals:

● Expansions to reporting of financial or compensation-related information within reason

● Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

We generally vote against the following proposal:

● Retirement bonuses for non-executive directors and auditors
Miscellaneous/ Routine Items	We generally support the following miscellaneous/routine governance items:

● Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate

● Opting-out of business combination provision

● Proposals that remove restrictions on the right of shareholders to act independently of management

● Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

● Shareholder proposals to put option repricings to a shareholder vote

●   General updating of, or corrective amendments to, charter and bylaws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

● Change in corporation name

● Mandates that amendments to bylaws or charters have shareholder approval

● Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

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● Repeals, prohibitions or adoption of anti-greenmail provisions

● Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced and proposals to implement a reverse stock split to avoid delisting

● Exclusive forum provisions

State Street Global Advisors generally does not support the following miscellaneous/ routine governance items:

● Proposals requesting companies to adopt full tenure holding periods for their executives

● Reincorporation to a location that we believe has more negative attributes than its current location of incorporation

● Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

● Proposals to approve other business when it appears as a voting item

● Proposals giving the board exclusive authority to amend the bylaws

● Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long- term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

More Information	Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

14

About State Street Global Advisors

For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of active and index strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s third-largest asset manager with US $3.47 trillion** under our care.

**  This figure is presented as of December 31, 2020 and includes approximately $75.17 billion of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Ireland Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6.
T: +647 775 5900.France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière- Lefoullon, 92064 Paris La Défense Cedex, France.
T: (+33) 1 44 45 40 00.
F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381.
T: +49 (0)89-55878-400.
F: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288.
F: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 145221.
T: +353 (0)1 776 3000.
F: +353 (0)1 776 3300.	Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose office is at Via Ferrante Aporti, 10 - 20125 Milano, Italy.
T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan.
T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555.
F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE- 105.078.458.
T: +41 (0)44 245 70 00.
F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000.
F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA
02210-1641. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

© 2021 State Street Corporation. All Rights Reserved.
ID421088-3479916.1.1.GBL.RTL 0321
Exp. Date: 03/31/2022

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March 2021

United Kingdom and Ireland

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ United Kingdom and Ireland Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in the United Kingdom and Ireland. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which provide a detailed explanation of our approach to voting and engaging with companies, and State Street Global Advisors’ Conflict Mitigation Guidelines.

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State Street Global Advisors’ United Kingdom (“UK”) and Ireland Proxy Voting and Engagement Guidelines address areas including board structure, audit-related issues, capital structure, remuneration, environmental, social and other governance- related issues.

When voting and engaging with companies in global markets, we consider market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country-specific best practice guidelines and corporate governance codes. When we identify that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting guidelines, we may hold companies in such markets to our global standards.

In our analysis and research into corporate governance issues in the UK and Ireland, we expect all companies that obtain a primary listing on the London Stock Exchange or the Irish Stock Exchange, regardless of domicile, to comply with the UK Corporate Governance Code, and proactively monitor companies’ adherence to the Code. Consistent with the ‘comply or explain’ expectations established by the Code, we encourage companies to proactively disclose their level of compliance with the Code. In instances of non-compliance in which companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Europe, Middle East and Africa (“EMEA”) Investment teams. We collaborate on issuer engagement and provide input on company specific fundamentals. We are also a member of various investor associations that seek to address broader corporate governance related policy issues in the UK and European markets.

State Street Global Advisors is a signatory to the United Nations Principles for Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice where applicable and consistent with our fiduciary duty.

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Directors and Boards

Principally, we believe the primary responsibility of a board of directors is to preserve and enhance shareholder value and to protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management, and monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

We believe that a well constituted board of directors, with a balance of skills, expertise and independence, provides the foundations for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise. In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Our broad criteria for director independence for UK companies include factors such as:
• Participation in related-party transactions and other business relations with the company
• Employment history with company
• Excessive tenure and a preponderance of long-tenured directors
• Relations with controlling shareholders
• Family ties with any of the company’s advisers, directors or senior employees
• Company classification of a director as non-independent

When voting on the election or re-election of a director, we also consider the number of outside board directorships a non-executive and an executive may undertake. Thus, we may withhold votes from board chairs and lead independent directors who sit on more than three public company boards, and from non-executive directors who hold more than four public company board mandates. We may also take voting action against Named Executive Officers who undertake more than two public board memberships. Service on a mutual fund board or a UK investment trust is not considered when evaluating directors for excessive commitments.

We also consider attendance at board meetings and may withhold votes from directors who attend less than 75% of board meetings in a given year without appropriate explanation or providing reason for their failure to meet the attendance threshold. In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance-related pay, cross-directorships and significant shareholdings.

We support the annual election of directors.

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Further, we expect boards of FTSE 350 listed companies to have at least one female board member. If a company fails to meet this expectation, State Street Global Advisors may vote against the chair of the board’s nominating committee or the board leader in the absence of a nominating committee, if necessary. Additionally, if a company fails to meet this expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee.

In addition, we believe that companies have a responsibility to effectively manage and disclose risks and opportunities related to racial and ethnic diversity. If a company in the FTSE 100 does not disclose, at minimum, the gender, racial and ethnic composition of its board, we will vote against the Chair of the nominating committee.

While we are generally supportive of having the roles of chair and CEO separated in the UK market, we assess the division of responsibilities between chair and CEO on a case-by-case basis, giving consideration to factors such as the company’s specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, we monitor for circumstances in which a combined chair/CEO is appointed or a former CEO becomes chair.

We may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities when considering their suitability for reappointment (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).

We believe companies should have committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, the appointment of external auditors, auditor qualifications and independence, and effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors. We expect companies to have remuneration committees to provide independent oversight over executive pay. We will vote against nominees who are executive members of audit or remuneration committees.

We consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and reviewing the balance of skills, knowledge, and experience of the board. It also ensures that adequate succession plans are in place for directors and the CEO. We may vote against the re-election of members of the nomination committee if, over time, the board has failed to address concerns over board structure or succession.

Poorly structured executive compensation plans pose increasing reputational risk to companies. Ongoing high level of dissent against a company’s compensation proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company’s remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we will vote against the Chair of the remuneration committee.

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SSGA may take voting action against board members at companies listed on the FTSE 350 that are laggards based on their R-FactorTM scores[1] and cannot articulate how they plan to improve their score.

Indemnification and Limitations on Liability

Generally, we support proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law. This holds if a director has not acted in bad faith, gross negligence, nor reckless disregard of the duties involved in the conduct of his or her office.

Audit-Related Issues	Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

State Street Global Advisors believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving audit fees, we take into consideration the level of detail in company disclosures and will generally not support such resolutions if an adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, we may consider auditor tenure when evaluating the audit process.

Limit Legal Liability of External Auditors

We generally oppose limiting the legal liability of audit firms because we believe this could create a negative impact on the quality of the audit function.

Approval of Financial Statements

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we will vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/ adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

1  R FactorTM is a scoring system created by SSGA that measures the performance of a company’s business operations and governance as it relates to financially material ESG factors facing the company’s industry.

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Shareholder Rights and Capital-Related Issues

Share Issuances

The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is essential to shareholders’ ability to monitor returns and to ensure capital is deployed efficiently. We support capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares without pre-emption rights, we may vote against if such authorities are greater than 20% of the issued share capital. We may also vote against resolutions that seek authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs

We generally support a proposal to repurchase shares. However, this is not the case if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, the range of premium/discount to market price at which a company can repurchase shares, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends

We generally support dividend payouts that constitute 30% or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation or the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long term financial health.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights and are not supported.

We will generally support transactions that maximize shareholder value. Some of the considerations include the following:

• Offer premium

• Strategic rationale

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• Board oversight of the process for the recommended transaction, including, director and/ or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock

• Offers in which we believe there is a reasonable prospect for an enhanced bid or other bidders

• The current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Measures

We oppose anti-takeover defenses such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.

Notice Period to Convene a General Meeting

We expect companies to give as much notice as is practicable when calling a general meeting. Generally, we are not supportive of authorizations seeking to reduce the notice period to 14 days.

Remuneration
Executive Pay

Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides our analysis of executive pay: there should be a direct relationship between remuneration and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration policies and reports, we consider adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short- term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices or if the company has not been responsive to shareholder concerns.

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Equity Incentive Plans

We may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance, vesting periods, and overall dilution. Generally we do not support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

Non-Executive Director Pay

Authorities that seek shareholder approval for non-executive directors’ fees are generally not controversial. We typically support resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by comparable companies. We will evaluate any non-cash or performance related pay to non-executive directors on a company- by-company basis.

Risk Management	State Street Global Advisors believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight of the risk management process established by senior executives at a company. We allow boards discretion over how they provide oversight in this area. We expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks as they can evolve with a changing political and economic landscape or as companies diversify their operations into new areas.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long- term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

More Information	Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

9

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of active and index strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s third-largest asset manager with US $3.47 trillion* under our care.

*  This figure is presented as of December 31, 2020 and includes approximately $75.17 billion of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Ireland Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2.

Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière- Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89-55878-400.

F: +49 (0)89- 55878-440.

Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose office is at Via Ferrante Aporti, 10 - 20125 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited,

168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

©2021 State Street Corporation. All Rights Reserved.

ID421094-3479919.1.1.GBL.RTL 0321 Exp. Date: 03/31/2022

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March 2021
Rest of the World

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Rest of the World Proxy Voting and Engagement Guidelines[i] cover different corporate governance frameworks and practices in international markets not covered under specific country/regional guidelines. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ overarching Global Proxy Voting and Engagement Principles, which provide a detailed explanation of our approach to voting and engaging with companies, and State Street Global Advisors’ Conflict Mitigation Guidelines.

i  These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

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At State Street Global Advisors, we recognize that markets not covered under specific country/regional guidelines, specifically emerging markets, are disparate in their corporate governance frameworks and practices. While they tend to pose broad common governance issues across all markets, such as concentrated ownership, poor disclosure of financial and related-party transactions, and weak enforcement of rules and regulation, our proxy voting Guidelines are designed to identify and to address specific governance concerns in each market. We also evaluate the various factors that contribute to the corporate governance framework of a country. These factors include, but are not limited to: (i) the macroeconomic conditions and broader political system in a country; (ii) quality of regulatory oversight, enforcement of property and shareholder rights; and (iii) the independence of judiciary.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy in Emerging Markets

State Street Global Advisors’ approach to proxy voting and issuer engagement in emerging markets is designed to increase the value of our investments through the mitigation of governance risks. The overall quality of the corporate governance framework in an emerging market country drives the level of governance risks investors assign to a country. Thus, improving the macro governance framework in a country may help to reduce governance risks and to increase the overall value of our holdings over time. In order to improve the overall governance framework and practices in a country, members of our Asset Stewardship Team endeavor to engage with representatives from regulatory agencies and stock markets to highlight potential concerns with the macro governance framework of a country. We are also a member of various investor associations that seek to address broader corporate governance-related policy issues in emerging markets. To help mitigate company-specific risk, the State Street Global Advisors Asset Stewardship Team works alongside members of the Active Fundamental and emerging market specialists to engage with emerging market companies on governance issues and address any specific concerns, or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. This integrated approach to engagement drives our proxy voting and engagement philosophy in emerging markets.

Our proxy voting Guidelines in emerging markets address six broad areas:

• Directors and Boards

• Accounting and Audit-Related Issues

• Shareholder Rights and Capital-Related Issues

• Remuneration

• Environmental and Social Issues

• General/Routine Issues

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Directors and Boards

We believe that a well constituted board of directors, with a balance of skills, expertise and independence, provides the foundation for a well governed company. However, several factors, such as low overall independence level requirements by market regulators, poor biographical disclosure of director profiles, prevalence of related-party transactions, and the general resistance from controlling shareholders to increase board independence, render the election of directors as one of the most important fiduciary duties we perform in emerging market companies.

We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including general market practice and availability of information on director skills and expertise. We expect companies to meet minimum overall board independence standards, as defined in a local corporate governance code or market practice. Therefore, in several countries, we will vote against certain non-independent directors if overall board independence levels do not meet market standards.

Our broad criteria for director independence in emerging market companies include factors such as:
• Participation in related-party transactions
• Employment history with company
• Relations with controlling shareholders and employees
• Company classification of a director as non-independent

In some countries, market practice calls for the establishment of a board level audit committee. We believe an audit committee should be responsible for monitoring the integrity of the financial statements of a company and appointing external auditors. It should also monitor their qualifications, independence, effectiveness and resource levels. Based upon our desire to enhance the quality of financial and accounting oversight provided by independent directors, we expect that listed companies have an audit committee constituted of a majority of independent directors.

Further, we expect boards of Straits Times and Hang Seng listed companies to have at least one female board member. If a company fails to meet this expectation, SSGA may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee, if necessary.

Poorly structured executive compensation plans pose increasing reputational risk to companies. Ongoing high level of dissent against a company’s compensation proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company’s remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we will vote against the Chair of the remuneration committee.

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Audit-Related Issues

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. We believe that audit committees provide the necessary oversight for the selection and appointment of auditors, the company’s internal controls and the accounting policies, and the overall audit process.

Appointment of External Auditors

We believe that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appointment at the annual meeting. We believe that it is imperative for audit committees to select outside auditors who are independent from management.

Approval of Financial Statements

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we will vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Shareholder Rights and Capital-Related Issues

State Street Global Advisors believes that changes to a company’s capital structure, such as changes in authorized share capital, share repurchase and debt issuances, are critical decisions made by the board. We believe the company should have a business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

Related-Party Transactions

Most companies in emerging markets have a controlled ownership structure that often includes complex cross-shareholdings between subsidiaries and parent companies (“related companies”). As a result, there is a high prevalence of related-party transactions between the company and its various stakeholders, such as directors and management. In addition, inter-group loan and loan guarantees provided to related companies are some of the other related-party transactions that increase the risk profile of companies. In markets where shareholders are required to approve such transactions, we expect companies to provide details about the transaction, such as its nature, value and purpose. This also encourages independent directors to ratify such transactions. Further, we encourage companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Share Repurchase Programs
With regard to share repurchase programs, we expect companies to clearly state the business purpose for the program and a definitive number of shares to be repurchased.

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Mergers and Acquisitions

Mergers or reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations and other major changes to the corporation. Proposals that are in the best interest of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights are not supported.

We evaluate mergers and structural reorganizations on a case-by-case basis. We generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to, the following:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including director and/ or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock

• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

• The current market price of the security exceeds the bid price at the time of voting

We will actively seek direct dialogue with the board and management of companies that we have identified through our screening processes. Such engagements may lead to further monitoring to ensure the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for State Street Global Advisors to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Remuneration

We consider it to be the board’s responsibility to set appropriate levels of executive remuneration. Despite the differences among the types of plans and the potential awards, there is a simple underlying philosophy that guides our analysis of executive remuneration: there should be a direct relationship between executive compensation and company performance over the long term. In emerging markets, we encourage companies to disclose information on senior executive remuneration.

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Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach. With regard to director remuneration, we support director pay provided the amounts are not excessive relative to other issuers in the market or industry, and are not overly dilutive to existing shareholders.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long- term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

General/Routine Issues

Some of the other issues that are routinely voted on in emerging markets include approving the allocation of income and accepting financial statements and statutory reports. For these voting items, our guidelines consider several factors, such as historical dividend payouts, pending litigation, governmental investigations, charges of fraud, or other indication of significant concerns.

More Information	Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

7

About State Street Global Advisors

For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of active and index strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s third-largest asset manager with US $3.47 trillion* under our care.

*  This figure is presented as of December 31, 2020 and includes approximately $75.17 billion of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Ireland Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global

Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière- Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89-55878-400. F: +49 (0)89- 55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with	company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose office is at Via Ferrante Aporti, 10 - 20125 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168,

Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

© 2021 State Street Corporation. All Rights Reserved.

ID421098-3479918.1.1.GBL.RTL 0321

Exp. Date: 03/31/2022

TCW Investment Management Company LLC

Proxy Voting Guidelines and Procedures

Introduction

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. If TCW has responsibility for voting proxies in connection with these investment advisory duties, or has the responsibility to specify to an agent of the client how to vote the proxies, TCW exercises such voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to carry out its fiduciary responsibilities in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”) and adopted these proxy voting guidelines and procedures (the “Guidelines”).

Where TCW has retained the services of a Sub-adviser to provide day-to-day portfolio management for the portfolio, the Adviser may delegate proxy voting authority to the Sub-Adviser; provided that the Sub-Adviser either (1) follows the Adviser’s Proxy Voting Policy and Procedures; or (2) has demonstrated that its proxy voting policies and procedures (“Sub-Adviser’s Proxy Voting Policies and Procedures”) are in the best interests of the Adviser’s clients and appear to comply with governing regulations. TCW also shall be provided the opportunity to review a Sub-Adviser’s Proxy Voting Policy and Procedures as deemed necessary or appropriate by TCW. Consistent with its fiduciary obligations, the Adviser will be responsible for periodically verifying the Sub-Adviser’s implementation of its proxy voting policy with respect to the TCW-managed portfolio.

The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, compliance, legal and marketing departments. TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. In the event of a conflict between contractual requirements and the Guidelines, TCW will vote in accordance with its contractual obligations. All proxy voting and record keeping by TCW is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. In those instances, the Proxy Committee shall review and evaluate the voting recommendations of such Outside Service to ensure that recommendations are consistent with TCW’s clients’ best interests. In the event that TCW inadvertently receives any proxy materials on behalf of a client that has retained proxy voting responsibility, and where it is reasonably feasible for TCW to determine the identity of the client, TCW will promptly forward such materials to the client.

TCW shall disclose the present policy as well as the results of its implementation (including, among others, the way TCW has voted) on its website in accordance with applicable law. In general, TCW shall comply with voting transparency requirements applicable to asset managers provided by the applicable law.

Philosophy

When voting proxies, TCW’s utmost concern is that all decisions be made in the best interests of the client and in accordance with their objectives. Generally, proposals will be voted in accordance with the Guidelines and any applicable guidelines provided by TCW’s clients. TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and an Outside Service.

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Portfolio managers may also incorporate environmental, social and governance factors into their evaluations as appropriate to their respective strategies, conducive to meeting their clients’ investment objectives, and generally in the best interest of their clients. TCW is not aware of any universally agreed upon objective standards for assessing ESG factors for companies. Rather, these factors tend to have many subjective characteristics, can be difficult to analyze, and frequently involve a balancing of a company’s business plans, objectives, actual conduct and other factors. Management and shareholders may disagree as to whether a certain company satisfies ESG standards given the absence of generally accepted criteria and inconsistencies in reporting by issuers. As a diversified asset manager, TCW does not require a one-size fits all approach to ESG evaluation. Rather TCW expects its portfolio managers and other investment personnel to consider ESG factors as appropriate to the situation and strategy when making proxy voting decisions.

Proxy Voting Overrides

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to abstain on a vote or override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, he/she will liaise with the portfolio manager as necessary to clarify the rationale. If the Proxy Specialist is unable to resolve the question to their satisfaction after liaising with the relevant portfolio manager, TCW’s Director of Research (the “Director of Research”) will review the portfolio manager’s vote and make a determination. If the Director of Research believes it appropriate, he/she may elect to convene the Proxy Committee for its independent consideration as to how the vote should be cast.

Conflicts of Interest

In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely according to the Guidelines and any applicable guidelines provided by TCW’s clients, as outlined below. If a potential conflict of interest arises and there is no predetermined vote, or the Guidelines (or any applicable TCW client guidelines) themselves refer such vote to the portfolio manager for decision, or the portfolio manager would like to override a predetermined vote, then TCW will undertake the following analysis:

•

Where the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Specialist will determine whether such relationship may be deemed not to be material to TCW based on the level of assets under management and other relevant facts and circumstances and will submit his/her analysis to the Proxy Committee for its approval. Where the relationship is deemed material, TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

•

Where an employee of TCW sits on the board of a public company, the Proxy Specialist will determine whether such board member is the portfolio manager for the account holding the security, or whether the board member has spoken with the portfolio managers for the account holding the security. If either the particular board member is the portfolio manager or there has been communication concerning such proxy vote between the portfolio manager and the particular board member, then the Proxy Specialist will provide the Proxy Committee with the facts and vote rationale so that it can determine and vote the securities.

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•

When the issuer is a key vendor or broker of TCW, the Proxy Specialist will determine if the portfolio manager for the account(s) holding the security has spoken with the key vendor or broker about the upcoming proxy vote. If there has been communication concerning the proxy vote between the portfolio manager and the key vendor or broker, the relationship will be deemed material. The Proxy Specialist will provide the Proxy Committee with the relevant facts and the Proxy Committee will vote the proxy.

•

Where the issuer is a known affiliate of TCW, TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such a vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

•

Where any other portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and will itself consider and cast the vote.

Proxy Voting Information and Recordkeeping

Upon request to the Proxy Specialist, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations.

TCW or an Outside Service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision, including proxy overrides delivered to the Proxy Specialist and decisions of the Proxy Committee. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or an Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the most recent two years, TCW or an Outside Service will store such records at its principal office.

International Proxy Voting

While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically.

For proxies of non-U.S. companies, although it is typically both difficult and costly to vote proxies, TCW will make every reasonable effort to vote such proxies.

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

3

Governance

•	For director and management nominees in uncontested elections
•	For management nominees in contested elections
•	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees
•	For routine management proposals
•	For amendments to the company’s certificate of incorporation or bylaws, except against if an amendment would have the effect of reducing shareholders’ rights

Capital Structure

•	For reasonable changes in authorized common stock
•	For the issuance of common stock or preferred stock, except against if the shares have voting rights superior to those of other common or preferred shareholders, as applicable
•	For approving the issuance or exercise of stock warrants
•	For authorizing preferred stock and making reasonable changes to authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares
•	For amending or canceling a class or series of preferred stock
•	Against authorizing and for eliminating or amending dual or multiple classes of common stock
•	For a stock repurchase program
•	For a stock split
•	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•

For mergers and restructurings, including recapitalization, bankruptcy restructurings, liquidations, reincorporating in a different state, leveraged buyout of the company, spinning off certain company operations or divisions, the sale of assets

•	Case-by-case on cumulative voting

Board of Directors

•	For limiting the liability of directors
•	For setting the board size
•	For allowing the directors to fill vacancies on the board without shareholder approval
•	Against giving the board the authority to set the size of the board as needed without shareholder approval
•	For a proposal regarding the removal of directors, except against if the proposal limits the removal of directors to cases where there is legal cause

Anti-Takeover Provisions

•	Against the concept of a classified board
•	Against the concept of a shareholder rights plan (poison pill)
•	Against eliminating or limiting shareholders’ right to call a special meeting
•	For restoring shareholders’ right to call a special meeting
•	Against eliminating or limiting shareholders’ right to act by written consent
•	For restoring shareholders’ right to act by written consent
•	Against establishing or maintaining a supermajority vote provision to (i) approve a merger or other business combination, (ii) change certain bylaw or charter provisions

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•	Against expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid
•	Against fair price provisions
•	For limiting the payment of greenmail
•	Against adopting advance notice requirements
•	Against opting into a state takeover statutory provision

Compensation

•	In favor of reasonable compensation and bonus plans proposed by management, including one-time stock options and deferred compensation plans
•	For adopting, amending or adding shares to a stock incentive, purchase or award plan for employees and non-employee directors, provided that outstanding common stock is not overly diluted
•	For limiting per-employee option awards
•	For extending the term of a stock incentive plan for employees
•	Refer on assuming stock incentive plans
•	With management on “say on pay” proposals

Shareholder Proposals

•	For requiring shareholder ratification of auditors
•	Against requiring the auditors to attend the annual meeting
•	Against limiting consulting by auditors
•	Against requiring the rotation of auditors
•	Against restoring preemptive rights
•	For asking the company to study sales, spin-offs, or other strategic alternatives
•	For asking the board to adopt confidential voting and independent tabulation of the proxy ballots
•	Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations
•	Against eliminating the company’s discretion to vote unmarked proxy ballots.
•	For providing equal access to the proxy materials for shareholders
•	Against making changes to board or chairman election, composition or eligibility requirements
•	Against changing the annual meeting location or date
•	For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan
•	Against urging the creation of a shareholder committee
•	Case-by-case on adopting cumulative voting
•	Against making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect
•	For repealing a classified board
•	Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan
•	Against supermajority provisions
•	Against repealing fair price provisions
•	For restoring shareholders’ right to call a special meeting or act by written consent
•	For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made
•	For seeking to force the company to opt out of a state takeover statutory provision
•	Against reincorporating the company in another state
•	For limiting greenmail payments
•	Against restricting executive or director compensation, but for reasonable enhanced disclosure of executive compensation

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•	For banning or calling for a shareholder vote on future golden parachutes
•	Against seeking to award performance-based stock options
•	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement
•	Against requesting that future executive compensation be determined without regard to any pension fund income
•	Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)
•	Against requiring option shares to be held
•	For the creation of a compensation and a nominating committee
•	For increasing the independence of key committees

Social Issue Proposals

•	For proposals that ask a company to review operations or impacts or disclosure activities or impacts, except against if the proposal calls for action beyond reporting
•	Against proposals that ask the company to implement changes in procedure, including the development of social, economic, environmental or ethical criteria to govern contracts and production

Additional Information

A description of TCW’s policies and procedures relating to proxy voting and class actions can also be found in the firm’s Part 2A of Form ADV. A copy of TCW’s Form ADV is available to clients upon request to the Proxy Specialist.

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T. Rowe Price Associates, Inc.

T. ROWE PRICE ASSOCIATES, INC. AND ITS INVESTMENT ADVISER AFFILIATES

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., and its affiliated investment advisers (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.

One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and—most importantly—our investment professionals’ views in making voting decisions.

T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

ADMINISTRATION OF POLICIES AND PROCEDURES

Environmental, Social and Governance Committee. T. Rowe Price’s Environmental, Social and Governance Committee (“ESG Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the ESG Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the ESG Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is

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held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The ESG Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.

Proxy Voting Team. The Proxy Voting team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Governance Team. Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

Responsible Investment Team. Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team frequently consults with the appropriate sector analyst from the Responsible Investment team.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the ESG Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the ESG Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Voting team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.

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T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the ESG Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esgpolicy.

Global Portfolio Companies

The ESG Committee has developed custom international proxy voting guidelines based on ISS’ general global policies, regional codes of corporate governance, and our own views as investors in these markets. ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.

Fixed Income and Passively Managed Strategies

Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Voting team using T. Rowe Price’s guidelines as set by the ESG Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.

Shareblocking

Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan

The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.

Monitoring and Resolving Conflicts of Interest

The ESG Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the ESG Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the ESG Committee, application of the guidelines by portfolio managers to vote

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client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the ESG Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The ESG Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the ESG Committee for immediate resolution prior to the time T. Rowe Price casts its vote.

With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or ESG Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations—Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).

Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.

REPORTING, RECORD RETENTION AND OVERSIGHT

The ESG Committee, and certain personnel under the direction of the ESG Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on

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current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, ESG Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

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Van Eck Associates Corporation

VANECK PROXY VOTING POLICIES

POLICY STATEMENT

When VanEck has been granted proxy voting authority by a client, VanEck, as a matter of policy and practice, will vote all proxies in accordance with applicable rules and regulations and in the best interests of its clients without influence by real or apparent conflicts of interest. Under its duty of care, VanEck will monitor corporate events and vote proxies. Under the duty of loyalty, VanEck will cast proxy votes in a manner consistent with the best interest of its clients and not subrogate the clients’ interests to its own.

VanEck has adopted the following policies and procedures, which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Advisers Act.

BACKGROUND/ REGULATORY REQUIREMENTS

An investment adviser must exercise the duties of care and loyalty with respect to proxy voting in accordance with its fiduciary duties and SEC rules 30b1-4, 206(4)-6 and 204-2, as amended under the Advisers Act. Consistent with its fiduciary duties and Rule 206(4)-6 under the Advisers Act, an adviser owes its clients the duties of care and loyalty when voting proxies on their behalf. As such, an adviser must stay abreast of corporate events and vote proxies in a manner that is always in the best interests of its clients despite any potential conflicts of interest.

Rule 206(4)-6 of the Advisers Act requires an adviser to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; and b) disclose information about its proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires an adviser to maintain certain proxy voting records. An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

PROCEDURE

PROXY VOTING AGENT

VanEck has engaged Glass, Lewis & Co., LLC (“Glass Lewis”), an independent third party proxy voting specialist, to assist in the implementation and administration of proxy voting-related functions. Glass Lewis is responsible for notifying VanEck of all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, submitting vote instructions to the appropriate tabulator, and contacting custodian banks to request missing proxies. In addition, Glass Lewis is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to VanEck upon request.

VanEck oversees the Glass Lewis activities by reviewing reports produced by Glass Lewis, performing periodic audits of the proxy votes, reviewing Glass Lewis policies, procedures and practices regarding potential conflicts of interest, and conducting periodic onsite due diligence.

Van Eck Associates Corporation 666 Third Avenue, New York, NY 10017 Tel 212.293.2000 | Fax 212.293.2002	vaneck.com

PROXY VOTING GUIDELINES

VanEck has adopted the Glass Lewis Proxy Voting Guidelines (the “Proxy Voting Guidelines”). The Proxy Voting Guidelines reflect VanEck’s general voting positions on specific corporate governance issues and corporate actions. The Proxy Voting Guidelines address routine as well as significant matters commonly encountered. VanEck’s portfolio managers review the Proxy Voting Guidelines (including any revisions made to the Proxy Voting Guidelines) on an annual basis.

While it is VanEck’s policy to generally follow the Proxy Voting Guidelines, the portfolio manager retains the right, on any specific proxy, to vote differently from the Proxy Voting Guidelines, if he/she believes it is in the best interests of VanEck’s clients. Any such exceptions will be documented by the portfolio manager and reviewed by the CCO or designee.

FOREIGN SECURITIES

VanEck may refrain from voting a proxy of a foreign issue due to logistical considerations that may impair VanEck’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, or (v) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

In certain foreign jurisdictions, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent VanEck from selling the shares of the foreign company for a period of time if VanEck votes the portfolio proxy relating to the foreign company. VanEck will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.

SHARES OF REGISTERED INVESTMENT COMPANIES

Certain funds advised by VanEck may invest their assets in other unaffiliated investment companies. To comply with Section 12(d)(1)(F) of the 1940 Act, funds that hold shares in underlying funds will vote their shares in any underlying fund in the same proportion as the vote of all other shareholders in that underlying fund (sometimes called “echo” or “proportionate” voting). The above proportionate voting procedures do not apply to non-U.S. underlying funds held by the VanEck Funds.

SECURITIES LENDING

Certain portfolios managed by VanEck participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan. VanEck will use its best efforts to recall a security on loan and vote such securities if the portfolio manager determines that the proxy involves a material event.

RESOLVING MATERIAL CONFLICTS OF INTEREST

VanEck may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes.

A “material conflict of interest” means the existence of a business relationship between a portfolio company or an affiliate and VanEck, any affiliate or subsidiary, or an “affiliated person” of a VanEck mutual fund. Examples of when a material conflict of interest exists include a situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the adviser; a portfolio company that is a significant selling agent of the adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the adviser’s assets solicits proxies; the adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the adviser a loss of revenue or other benefit.

When a material conflict of interest exists, proxies will be voted in the following manner:

1.	Strict adherence to the Proxy Voting Guidelines, or
2.	The potential conflict will be disclosed to the client:
a)	Requesting the client to vote the proxy,
b)	Recommending the client to engage another party to determine how the proxy should be voted, or
c)	If the foregoing are not acceptable to the client, disclosure of how VanEck intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the CCO with a written explanation of the reason for the deviation.

CLIENT INQUIRIES AND DISCLOSURE

VanEck provides clients with a copy of the Proxy Voting Policy and Procedures upon request. In addition, it discloses a summary of this policy in Part 2A of Form ADV which it provides to clients at or prior to entering into an investment advisory agreement with a client and also offers to existing clients on an annual basis.

Generally, clients of VanEck have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective accounts. All inquiries by clients as to how VanEck has voted proxies must immediately be forwarded to the Portfolio Administration Department.

RECORDKEEPING

VanEck is required to maintain and preserve in an easily accessible place for a period of not less than five years, the first two years in VanEck’s office, the following records:

1.	Copies of VanEck’s Proxy Voting Policies, Procedures and Guidelines;
2.	Copies or records of each proxy statement received with respect to clients’ securities for whom VanEck exercises voting authority;
3.	A record of each vote cast on behalf of an account as well as certain records pertaining to VanEck’s decision on the vote;
4.	A copy of any document created by VanEck that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and
5.

A copy of each written client request for information on how VanEck voted proxies on behalf of the client, and a copy of any written response by VanEck to any client request for information (either written or oral) on how VanEck voted proxies on behalf of the requesting client.

VanEck relies on Glass Lewis to maintain proxy statements and records of proxy votes on VanEck’s behalf. As such, Glass Lewis must provide a copy of the records promptly upon request.

INTERNATIONAL

PROXY PAPER POLICY GUIDELINES

AN OVERVIEW OF THE GLASS LEWIS APPROACH TO

INTERNATIONAL PROXY ADVICE FOR 2012

Please note: Glass Lewis creates separate proxy voting policies designed specifically for each individual country. The following is a distillation of the various country-specific policies.

I. ELECTION OF DIRECTORS

Board of Directors

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint directors with a breadth and depth of experience.

Board Composition

When companies disclose sufficient relevant information, we look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member. Where the company does not disclose the names and backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence and performance, we will consider recommending abstaining on the directors’ election.

We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the three-five years prior to the inquiry are usually considered to be “current” for purposes of this test.

In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 10-20% or more of the company’s voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will recommend voting against directors for the following reasons:

•	A director who attends less than 75% of the board and applicable committee meetings.

•	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:

•	CFO who presently sits on the board.

•	Director who presently sits on an excessive number of boards.

•	Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.

•	Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

•	Director with an interlocking directorship.

Slate Elections

In some countries, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of each individual director, but rather are limited to voting for or against the board as a whole. If significant issues exist concerning one or more of the nominees or in markets where directors are generally elected individually, we will recommend voting against the entire slate of directors.

Board Committee Composition

We believe that independent directors should serve on a company’s audit, compensation, nominating and governance committees. We will support boards with such a structure and encourage change where this is not the case.

Review of Risk Management Controls

We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.

Classified Boards

Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.

II. FINANCIAL REPORTING

Accounts and Reports

Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. Shareholder approval of such a proposal does not discharge the board or management. We will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of our report, we will recommend that shareholders abstain from voting on this proposal.

Income Allocation (Distribution of Dividend)

In many countries, companies must submit the allocation of income for shareholder approval. We will generally recommend voting for such a proposal. However, we will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation.

Appointment of Auditors and Authority to Set Fees

We believe that role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

We generally support management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where we believe the independence of an incumbent auditor or the integrity of the audit has been compromised.

However, we recommend voting against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:

•	When audit fees added to audit-related fees total less than one-half of total fees.

•

When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

•	When the company has aggressive accounting policies.

•	When the company has poor disclosure or lack of transparency in financial statements.

•	When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

•

When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

III. COMPENSATION

Compensation Report/Compensation Policy

We closely review companies’ remuneration practices and disclosure as outlined in company filings to evaluate management-submitted advisory compensation report and policy vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of remuneration in comparison to company performance and that of its peers.

We will usually recommend voting against approval of the compensation report or policy when the following occur:

•	Gross disconnect between pay and performance;

•	Performance goals and metrics are inappropriate or insufficiently challenging;

•

Lack of disclosure regarding performance metrics and goals as well as the extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking;

•	Excessive discretion afforded to or exercised by management or the compensation committee to deviate from defined performance metrics and goals in making awards;

•	Ex gratia or other non-contractual payments have been made and the reasons for making the payments have not been fully explained or the explanation is unconvincing;

•	Guaranteed bonuses are established;

•	There is no clawback policy; or

•	Egregious or excessive bonuses, equity awards or severance payments.

Long Term Incentive Plans

Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an employee’s pay to a company’s performance, thereby aligning their interests with those of shareholders. Tying a portion of an employee’s compensation to the performance of the Company provides an incentive to maximize share value. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees.

In order to allow for meaningful shareholder review, we believe that incentive programs should generally include: (i) specific and appropriate performance goals; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business and total compensation to those covered by the plan should be in line with compensation paid by the Company’s peers.

Performance-Based Equity Compensation

Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior executives (although even some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment).

Boards often argue that such a proposal would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would still attract executives who believe in their ability to guide the company to achieve its targets. We generally recommend that shareholders vote in favor of performance-based option requirements.

There should be no retesting of performance conditions for all share- and option- based incentive schemes. We will generally recommend that shareholders vote against performance-based equity compensation plans that allow for re-testing.

Director Compensation

Glass Lewis believes that non-employee directors should receive appropriate types and levels of compensation for the time and effort they spend serving on the board and its committees. Director fees should be reasonable in order to retain and attract qualified individuals. In particular, we support compensation plans that include non performance-based equity awards, which help to align the interests of outside directors with those of shareholders.

Glass Lewis compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.

Retirement Benefits for Directors

We will typically recommend voting against proposals to grant retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Directors should receive adequate compensation for their board service through initial and annual fees.

Limits on Executive Compensation

As a general rule, Glass Lewis believes that shareholders should not be involved in setting executive compensation. Such matters should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue. Further, we believe that companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives growth and profit.

However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company.

IV. GOVERNANCE STRUCTURE

Amendments to the Articles of Association

We will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. We are opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, we will analyze each change individually and will recommend voting for the proposal only when we believe that the amendments on balance are in the best interests of shareholders.

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.

We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation.

In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

Supermajority Vote Requirements

Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

Increase in Authorized Shares

Glass Lewis believes that having adequate capital stock available for issuance is important to the operation of a company. We will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends. While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.

In general, we will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding.

Issuance of Shares

Issuing additional shares can dilute existing holders in some circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares requested are excessive, we typically recommend against the issuance. In the case of a private placement, we will also consider whether the company is offering a discount to its share price.

In general, we will support proposals to issue shares (with pre-emption rights) when the requested increase is the lesser of (i) the unissued ordinary share capital; or (ii) a sum equal to one-third of the issued ordinary share capital. This authority should not exceed five years. In some countries, if the proposal contains a figure greater than one-third, the company should explain the nature of the additional amounts.

We will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on the country in which the company is located. This authority should not exceed five years, or less for some countries.

Repurchase of Shares

We will recommend voting in favor of a proposal to repurchase shares when the plan includes the following provisions: (i) a maximum number of shares which may be purchased (typically not more than 15% of the issued share capital); and (ii) a maximum price which may be paid for each share (as a percentage of the market price).

V. ENVIRONMENTAL AND SOCIAL RISK

We believe companies should actively evaluate risks to long-term shareholder value stemming from exposure to environmental and social risks and should incorporate this information into their overall business risk profile. In addition, we believe companies should consider their exposure to changes in environmental or social regulation with respect to their operations as well as related legal and reputational risks. Companies should disclose to shareholders both the nature and magnitude of such risks as well as steps they have taken or will take to mitigate those risks.

When we identify situations where shareholder value is at risk, we may recommend voting in favor of a reasonable and well-targeted shareholder proposal if we believe supporting the proposal will promote disclosure of and/or mitigate significant risk exposure. In limited cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, we will recommend shareholders vote against: (i) ratification of board and/or management acts; (ii) approving a company’s accounts and reports and/or; (iii) directors (in egregious cases).

Victory Capital Management Inc.

Victory Capital Management Inc.

Summary of Proxy Voting Policies and Procedures

(November 2017)

It is Victory’s policy to vote the Portfolio’s proxies in the best interests of the Portfolio and its shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Portfolio assets. To assist it in making proxy-voting decisions, Victory has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. Victory’s Proxy Committee (“Proxy Committee”) reviews the Policy annually and revises it when the Proxy Committee determines that a change is appropriate.

Voting under Victory’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. Victory delegates the non-discretionary administration of proxy voting for its clients to Institutional Shareholder Services (“ISS”), an independent service provider, subject to oversight by the Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Victory.

Victory’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Portfolio or if required by the client. In such cases, Victory may consider, among other things:

•	the effect of the proposal on the underlying value of the securities

•	the effect on marketability of the securities

•	the effect of the proposal on future prospects of the issuer

•	the composition and effectiveness of the issuer’s board of directors

•	the issuer’s corporate governance practices

•	the quality of communications from the issuer to its shareholders

The following examples illustrate Victory’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the established guidelines, and whether the Victory supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Directors

•	Victory generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.

•	Victory generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.

•

Victory generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.

•

Victory reviews contested elections on a case-by-case basis taking into account such factors as the company’s performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.

Capitalization & Restructuring

•

Victory generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.

Mergers and Acquisitions

•

Victory reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.

Compensation

•

Victory reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors; and the quality and rationale of the compensation disclosure.

•

Victory will generally vote for advisory votes on executive compensation (“say on pay”) unless there is a pay-for-performance misalignment; problematic pay practice or non-performance based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.

•

Victory will vote case-by-case on equity based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.

Social and Environmental Issues

•

Victory will vote case-by-case on topics such as consumer and product safety; environment and energy; labor standards and human rights; workplace and board diversity; and corporate and political issues, taking into account factors such as the implementation of the proposal is likely to enhance or protect shareholder value; whether the company has already responded in an appropriate and sufficient manner to the issue raised; whether the request is unduly burdensome; and whether the issue is more appropriately or effectively handled through legislation or other regulations.

Victory may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the Portfolio’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

Occasionally, conflicts of interest arise between Victory’s interests and those of the Portfolio or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, Victory will seek the opinion of its Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g., a family member is on the board of the issuer), such member will abstain from voting. Finally, Victory reports annually about any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.

Wellington Management Company LLP

WELLINGTON MANAGEMENT

GLOBAL PROXY POLICY AND PROCEDURES

INTRODUCTION

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for whom it exercises proxy-voting discretion.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines. Wellington Management seeks to vote all proxies with the goal of increasing long-term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive long-term investment performance for each client.

STATEMENT OF POLICY

Wellington Management:

1)

Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it has arranged in advance with the client to limit the circumstances in which it would exercise voting authority or determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2)	Votes all proxies in the best interests of the client for whom it is voting.

3)	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

RESPONSIBILITY AND OVERSIGHT

The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, identification and resolution of conflicts of interest, and for providing advice and guidance on specific proxy votes for individual issuers. The Investment Stewardship Committee reviews the Global Proxy Policy and Procedures annually.

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GLOBAL PROXY POLICY AND PROCEDURES

PROCEDURES

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent for research, voting recommendations, and to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted. Wellington Management complements the research received by its primary voting agent with research from another voting agent.

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. This reconciliation is performed at the ballot level. Although proxies received for private securities, as well as those received in non- electronic format, are voted as received, Wellington Management is not able to reconcile these ballots, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources including third-party voting agents to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

•	Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are voted in accordance with the Guidelines.
•

Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•

Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews a subset of the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

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GLOBAL PROXY POLICY AND PROCEDURES

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.

OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may determine voting would outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

ADDITIONAL INFORMATION

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses

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annually how it has exercised its voting rights for significant votes, as require by the EU Shareholder Rights Directive II (“SRD II”).

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.

Dated: 1 September 2020

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Wellington Management established these guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

Global Proxy Voting Guidelines

April 2020

Upon a client’s written request, Wellington Management Company LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. These guidelines are based on Wellington Management’s fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long- term value of assets, our voting practices are also attentive to these issues, and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies.

Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, considering its effects on the specific company in question and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best interest of its clients.

Our approach to stewardship

The goal of our stewardship activities — engaging with companies and voting proxies on our clients’ behalf — is to support decisions that we believe will maximize the long-term value of securities we hold in client portfolios. The mechanisms we use to implement our stewardship activities vary by asset class. Engagement applies to all our investments across equity and credit, in both private and public markets. Proxy voting applies only to public equities.

In addition to our extensive research on sustainable investing, we partner with leading organizations to educate ourselves and provide leadership on asset management perspectives relevant to our stewardship activities. These include the Principles of Responsible Investment (PRI), Ceres, the Global Impact Investing Network (GIIN), Toniic, and the UN Sustainable Development Goals.

We are signatories and members of the following stewardship codes and industry initiatives: UK Stewardship Code, Japan Stewardship Code, Hong Kong Principles of Responsible Ownership, Investor Stewardship Group (US), the International Corporate Governance Network, the Asian Corporate Governance Association, the Investor Forum (UK), the Task Force for Climate-Related Financial Disclosure (TCFD), ClimateAction100+, the Transition Pathway Initiative, CDP (formerly Carbon Disclosure Project), the PRI Statement on ESG in credit ratings, and GRESB.

Asset manager stewardship extends beyond consideration of ESG issues to any area that may affect the long-term sustainability of an investment. While the objectives of ESG integration could be limited to risk mitigation and

Wellington Management Global Proxy Voting Guidelines	2

sustainable value assessment, stewardship’s aim is sustainable value creation. In our view, this can be accomplished by monitoring company behavior, engaging with boards and management teams, and voting proxies. These activities have long been part of Wellington’s investment ethos, so we embrace the industry’s heightened focus on stewardship.

Engagement

Direct engagement with company management on strategy, financial performance and risk, capital structure, and ESG considerations, is central to our investment process and is coordinated with voting in our stewardship practices. Direct, persistent contact with company management and boards of directors, both in our offices and with on-site company visits, informs a substantial portion of our company research. Our investors host more than 10,000 company meetings around the world each year. Maintaining this ongoing dialogue is central to how we implement our stewardship responsibilities and informs the investment decisions we make on behalf of our clients.

Prioritization of stewardship activities is a bottom-up process that requires numerous inputs, including level of ownership and materiality of industry- and company-specific risks. Through engagement we seek to gain differentiated insights, develop productive ongoing dialogue, and impact company behavior. In addition to the objectives established for specific company engagements, the ESG Research Team annually sets stewardship priorities relevant across companies and sectors for the coming year.

As a large firm that has been investing in nearly all sectors of the global securities markets for decades, we have ongoing, direct access to company management. Give the number of meetings we conduct, the breadth of our contacts, and the quality of discourse we require, this degree of access is invaluable. We prefer to engage privately with investee companies, which encourages an open, constructive, lasting dialogue. We seek to ensure that companies are acting in the best interest of their capital providers, in the same way we are responsible for acting in the best interest of our clients.

We take a multidisciplinary approach in our engagement process, including perspectives from equity, industry, fixed income, and ESG analysts for a richer dialogue. Our company meetings are open to all interested investment personnel. Our central-research collaboration platform and other forums, such as our daily Morning Meeting, facilitate insight and information sharing. Diversity of perspectives is a key strength of our model, as it encourages debate, which can ultimately help reinforce conviction in investment decisions.

Cultivating relationships with other asset management firms, academia, and broader industry organizations allows us to share insights on corporate governance trends and local market considerations. Whenever permissible under applicable laws and regulations we may communicate with other firms to reach an outcome that is in our clients’ best interest. We also speak with business partners, employee representatives, suppliers, and nongovernmental organizations, where this dialogue may provide incremental insight into how a company considers its various stakeholders.

Board engagement

We believe meeting directly with corporate boards can enhance discussions about long-term material ESG issues, complement our ongoing conversations with management teams, and help us assess a board’s effectiveness — which is challenging to do using company disclosures alone. We believe this ongoing dialogue benefits board members as well. Engagement with active managers provides an opportunity for directors to ask questions, gain market insights, and hear how the company compares with peers. Questions from investors often signal emerging areas of emphasis for a company. We view it as a missed opportunity and negative signal when directors appear defensive or dismissive of external perspectives. We believe continuous dialogue with investors can help ensure honest feedback and foster trust and transparency, which may enable both parties to anticipate and manage potential issues.

Wellington Management Global Proxy Voting Guidelines	3

Please see Wellington’s Engagement Policy for more information.

Our approach to voting

We vote proxies in what we consider to be the best interests of our clients as shareholders and in a manner that we believe maximizes the value of their holdings. Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. We prefer that clients delegate voting responsibility to their portfolio managers. The Investment Stewardship Committee, a cross-functional group of experienced professionals, establishes Wellington Management’s Proxy Voting Guidelines.

The ESG Research Team examines proxy proposals on their merits and recommends voting against proposals that we believe would have a negative effect on shareholder rights or the current or future market value of the company’s securities. This team also provides recommendations to each portfolio manager who makes the final decision for their client portfolios, absent a material conflict of interest. Consistent with our community-of-boutiques model, portfolio managers occasionally arrive at different voting conclusions for their clients, resulting in a split decision for the same security. This robust set of voting procedures and the deliberation that occurs prior to a vote decision are aligned with our role as active owners and fiduciaries for our clients.

Voting guidelines

Board composition and role of directors

We believe that shareholders’ ability to elect directors annually is an important shareholder right. While we generally support management nominees, we will withhold votes for any director who acts against shareholders’ best economic interests. We may also withhold votes from directors who fail to implement shareholder proposals that have received majority support, implement poison pills without shareholder approval, fail to attend at least 75% of scheduled board meetings, or serve on an excessive number of public company boards (see Director attendance and commitment below). We support proposals to declassify a board and enable annual director elections.

In our assessment of board effectiveness, we seek to understand how the board collaborates with management and delineates responsibilities. This is why direct engagement with board members is such an important part of our investment process. We look for indications that directors foster healthy debate in the boardroom, develop constructive relationships with management, and challenge the team when appropriate. Where we see opportunities for improvement, we use these discussions to provide feedback and explain how changes we suggest can benefit our clients, the ultimate owner of the company’s securities.

We do not have specific voting policies relating to director age or tenure. We prefer to take a holistic view, evaluating whether the company is balancing the perspectives of new directors with the institutional knowledge of longer- serving board members. Succession planning is a key topic during many of our board engagements. Companies in certain markets are governed by multi-tiered boards, with each tier having different responsibilities. We hold supervisory board members to similar standards, subject to prevailing local governance best practices.

Board independence

In our view, boards can best represent shareholders when enough directors are present to challenge and counsel management. We believe that most board members should be independent, as defined by the local market regulatory authority. This is particularly true of audit, compensation, and nominating committees.

At times, we may withhold approval for non-independent directors or those responsible for the board composition. We typically vote in support of shareholder proposals calling for independence. To determine

Wellington Management Global Proxy Voting Guidelines	4

appropriate minimum levels of board independence, we look to the prevailing market best practices; two-thirds in the US, for example, and majority in the UK and France. In Japan, we will consider voting against the board chair (or most senior executive on the ballot) in cases where the board — including statutory auditors — is less than one-third independent.

Because boards are responsible for overseeing execution, evaluating and compensating top management, and coordinating CEO succession, we believe that having an independent chair is the preferred structure for board leadership. Having an independent chair avoids the inherent conflict of self-oversight and helps ensure robust debate and diversity of thought in the boardroom. We will generally support management proposals to separate the chair and CEO or establish a lead director, but we take a case-by-case approach in assessing corporate leadership structures. For example, we may support the involvement of an outgoing CEO as executive chair for a limited period to ensure a smooth transition to new management. However, after the transition, we expect the board to appoint an independent chair and account for separate roles in succession planning. Through engagement and voting, we continue to encourage boards to signal the importance of oversight on behalf of shareholders through the adoption of this leadership structure.

Board diversity

We believe boards that reflect a wide range of perspectives create shareholder value. Diverse boardrooms help companies make better strategic decisions and navigate increasingly complex issues, including geopolitical risks, regulatory intricacies, disruptive technologies, and shareholder activism.

We encourage companies to consider the widest possible pool of skilled candidates. We think it is not in shareholders’ best interests for the full board to be comprised of directors from the same industry, gender, race, nationality, or ethnic group. Though we understand that gender is just one of many facets of diversity, we focus our voting policy on gender diversity because it is easily measured and governance standards for gender diversity already exist in several markets. We address other aspects of diversity through our engagements with companies. While some industries have a relatively small number of women and other diverse executives in senior roles, we are generally unpersuaded by the contention that a board cannot find any qualified diverse directors.

We reserve the right to vote against the reelection of the nomination and/or governance Chair if we think a board is not meeting local market standards from a diversity perspective. In defining the market standard, we refer to quotas established by local governance codes, which exist in many European markets. In the US, we look for at least one female on the board in the US as a minimum standard. If the Nomination and/or Governance Chair is not up for reelection, we may vote against other committee members, including the Board Chair.

Director attendance and commitment

We consider attending at least 75% of board meetings to be a minimum requirement and may vote against directors who fall below that threshold. We also expect directors to have the time and energy to fully commit to the company and fulfill their board-related responsibilities. Our internal voting guidelines define professional directors as “over- boarded” when serving on five or more public company boards; and public company executives when serving on three or more public company boards, including their own. Representation on boards of affiliate or subsidiary public companies do not count toward these thresholds, as we recognize that these are extensions of the directorship on the parent company board. We may make exceptions to this approach to accommodate prevailing market standards. We may also consider a director’s role on the board in assessing his or her overall commitments. For example, we would look less favorably on a director serving as chair of multiple audit committees given the time commitment required by this role.

Majority vote on election of directors

Because we believe the election of directors by a majority of votes cast is the appropriate standard, we will generally support proposals that seek to adopt such a standard. Our support will typically extend to situations

Wellington Management Global Proxy Voting Guidelines	5

where the relevant company has an existing resignation policy for directors that receive a majority of “withhold” votes. We believe majority voting should be defined in the company’s charter and not simply in its corporate governance policy.

Generally, we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a standard of majority of votes outstanding (total votes eligible as opposed to votes cast). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

Contested director elections

We approach contested director elections on a case-by-case basis, considering the specific circumstances of each situation to determine what we believe to be in the best interest of our clients. In each case, we welcome the opportunity to engage with both the company and the proponent to ensure that we understand both perspectives and are making an informed decision on our clients’ behalf.

Compensation

Executive compensation plans establish the incentive structure that plays a role in strategy-setting, decision-making, and risk management. While design and structure vary widely, we believe the most effective compensation plans attract and retain high caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.

Due to each company’s unique circumstances and wide range of plan structures, Wellington determines support for a compensation plan on a case-by-case basis. We support plans that we believe lead to long-term value creation for our clients. We may also support poorly structured plans where we have seen some improvement, recognizing compensation committees’ willingness to engage with shareholder and implement recommendations that enhance the plan. We support the right to vote on compensation plans annually.

In evaluating compensation plans, we consider the following attributes in the context of the company’s business, size, industry, and geographic location:

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Alignment — We believe in pay-for-performance and encourage plan structures that align executive compensation with shareholder experience. We compare total compensation to performance metrics on an absolute and relative basis over various timeframes, and we look for strong positive correlation. To ensure shareholder alignment, executives should maintain meaningful equity ownership in the company while they are employed, and for a period thereafter.

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Transparency — We expect compensation committees to articulate the decision-making process and rationale behind the plan structure, and to provide adequate disclosure so shareholders can evaluate actual compensation relative to the committee’s intentions. Disclosure should include how metrics, targets, and timeframes are chosen, and detail desired outcomes. We also seek to understand how the compensation committee determines the target level of compensation and constructs the peer group for benchmarking purposes.

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Structure — The plan should be clear and comprehensible. We look for a mix of cash versus equity, fixed versus variable, and short- versus long-term pay that incentivizes appropriate risk-taking and aligns with industry practice. Performance targets should be achievable but rigorous, and equity awards should be subject to performance and/or vesting periods of at least three years, to discourage executives from managing the business with a near-term focus. Unless otherwise specified by local market regulators, performance-based compensation should be based primarily on quantitative financial and non-financial criteria such as ESG-related criteria. There is scope, however, for qualitative criteria

Wellington Management Global Proxy Voting Guidelines	6

related to strategic, individual, or ESG goals, that are critical to the business. Qualitative goals may be acceptable if a compensation committee has demonstrated a fair and consistent approach to evaluating qualitative performance and applying discretion over time.

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Accountability — Compensation committees should be able to use discretion, positive and negative, to ensure compensation aligns with performance, and provide a cogent explanation to shareholders. We generally oppose one-time awards aimed at retention or achieving a pre-determined goal. Barring an extenuating circumstance, we view retesting provisions unfavorably.

We seek to establish mutually beneficial dialogues with companies regarding their compensation policies. Where we see opportunities for improvement, we provide feedback and explain how the suggestions can benefit our clients. We use voting, an extension of our engagement efforts, to convey our views and drive change, if necessary. We expect compensation committees to respond to shareholder engagement and voting outcomes, and to disclose how these external perspectives are considered in the committee’s decisions.

Approving equity incentive plans

A well-designed equity incentive plan facilitates the alignment of interests of long-term shareholders, management, employees, and directors. We evaluate equity-based compensation plans on a case-by-case basis, considering projected plan costs, plan features, and grant practices. We reconsider our support for a plan if we believe these factors, on balance, are not in the best interest of shareholders. Specific items of concern may include excessive cost or dilution, unfavorable change-in-control features, insufficient performance conditions, holding/vesting periods, or stock ownership requirements, repricing stock options/stock appreciate rights (SARs) without prior shareholder approval, or automatic share replenishment (an “evergreen” feature).

Employee stock purchase plans

We generally support employee stock purchase plans, as they may align employees’ interests with those of shareholders. That said, we typically vote against plans that do not offer shares to a broad group of employees (e.g. if only executives can participate) or plans that offer shares at a significant discount.

Non-executive director compensation

Finding highly qualified individuals that bring unique skillsets to a board is not easy. When a potential fit is found, we want companies to be able to compensate a director competitively. We understand that excessive compensation may undermine a director’s independence, however, so we expect companies to strike this balance accordingly.

We expect companies to disclose non-executive director compensation. We prefer the use of an annual retainer or fee, delivered as cash, equity, or a combination. We do not believe non-executive directors should receive performance-based compensation, as this creates a potential conflict of interest. Non-executive directors oversee executive compensation plans; their objectivity is compromised if they design a plan that they also participate in.

Severance arrangements

We will oppose excessively generous arrangements but may support agreements that encourage management to negotiate in shareholders’ best interest. Because we believe severance arrangements require special scrutiny, we generally support proposals calling for shareholder ratification. We are also mindful of the board’s need for flexibility in recruitment and retention; therefore, we will oppose limitations on board compensation where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

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Clawback policies

We believe companies should be able to recoup incentive compensation from members of management who received awards based on fraudulent activities, accounting misstatements, or breaches in standards of conduct that lead to corporate reputational damage. Consequently, we may support shareholder proposals requesting that a company establish a clawback provision if existing policies do not cover these circumstances. We also support proposals seeking greater transparency about the application of clawback policies.

Audit quality and oversight

Scrutiny of auditors, particularly audit quality and oversight, has been increasing. The Big Four global audit firms currently control the market but face minimal regulation. In the UK, recent corporate audit failures have increased regulatory pressures, leading to proposed rules such as mandating joint audits and operational splits. While scrutiny in the US is less intense and regulation is less likely in the near term, in our view, regulatory boards, including the SEC and Public Company Accounting Oversight Board (PCAOB) are becoming more active. When we assess financial statement reporting and audit quality, we will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest. We also pay close attention to the non-audit services provided by auditors and consider the potential for the revenue from those services to create conflicts of interest that could compromise the integrity of financial statement audits.

Shareholder voting rights

Shareholder rights plans

Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Such plans also may be misused, however, as a means of entrenching management. Consequently, we may support plans that include a shareholder approval requirement, a sunset provision, or a permitted bid feature (e.g., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote). Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank-check preferred shares (see below).

Multiple voting rights

More companies choose to go public with a dual-class share structure, a controversial practice that can raise governance and performance concerns. In our view, dual-class shares are problematic because of the misalignment they can create between shareholders’ economic stake and their voting power, and for the control they often give a small number of insiders who may make decisions that are not in the interests of all shareholders. Index providers’ actions to address this issue and encourage one share, one vote structures could have significant implications for investors, but we believe these can be mitigated by active management and thoughtful stewardship.

We believe sunset clauses are a reasonable compromise between founders seeking to defend against takeover attempts in pivotal early years, and shareholders demanding a mechanism for holding management accountable, especially in the event of leadership changes. The Council of Institutional Investors, a nonprofit association of pension funds, endowments, and foundations, recommends that newly public companies that adopt structures with unequal voting rights do away with the structure within three to five years.

Without a sunset clause, we would prefer that a company eliminate a dual-class share structure, as shareholders’ voting power should be reflected by their economic stake in a company. Similarly, we generally do not support the introduction of loyalty shares, which grant increased voting rights to investors who hold shares over multiple years, because they create misalignment of voting power and economic interest.

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Proxy access

We believe shareholders should have the right to nominate director candidates on management’s proxy card. We will generally support shareholder proposals seeking proxy access unless current policy is in-line with market norms.

Special meeting rights

We believe the right to call a special meeting is a shareholder right, and we will support such proposals at companies that lack a special-meeting ownership threshold. We also will support proposals lowering thresholds not in-line with market norms. If shareholders are granted the right to call special meetings, we generally do not support written consent.

Mergers and acquisitions

We approach votes to approve mergers and acquisitions on a case-by-case basis, considering the specific circumstances of each proposal to determine what we believe to be in the best interest of our clients. In conducting our assessment, equity and ESG analysts collaborate to analyze the fundamental and governance implications, if applicable, to advise portfolio managers in their vote decisions.

Capital structure and capital allocation

Increases in authorized common stock

We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold. When companies seek to issue shares without preemptive rights, we consider potential dilution and generally support requests when dilution is below 20%. For issuance with preemptive rights, we review on a case-by-case basis, considering the size of issuance relative to peers.

Capital allocation (Japan)

Because poor capital stewardship has led to a lack of shareholder value creation in some Japanese companies, we have begun to hold board chairs accountable for persistently low returns on equity (ROE), using a five-year average ROE of below 5% as a guide. Our assessment of a company’s capital stewardship complements our assessment of board effectiveness without dictating specific capital allocation decisions. We may make exceptions where ROE is improving, where a long-cycle business warrants a different standard, or where new management is in place and we feel they shouldn’t be punished for the past CEO/Chair’s record.

Environmental and social issues

Consistent with our ESG integration philosophy, we assess portfolio companies’ performance on environmental and social issues we deem to be material to long-term financial performance, and we support shareholder proposals where we think doing so can encourage improvement on relevant issues. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis, and we expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We consider the spirit of the proposal, not just the letter, and generally support proposals addressing material issues even when management has been responsive to our engagement on the issue. In this way, we seek to align our voting with our engagement activities. If our views differ from any specific suggestions in the proposals, we will provide clarification via direct engagement.

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Climate change

As an asset manager entrusted with investing on our clients’ behalf, we aim to assess, monitor, and manage the potential effects of climate change on our investment processes and portfolios, as well as on our business operations. As supporters of the Task Force on Climate-related Financial Disclosures (TCFD) recommendations, we actively engage with portfolio companies to encourage adoption. We believe that climate change poses a material risk across sectors and geographies, so understanding how companies are assessing and managing climate risk is key to making informed investment decisions for our clients. For this reason, we generally support shareholder proposals asking for improved disclosure on climate risk management and we expect to support those that request alignment of business strategies with the Paris Agreement or similar language. We also generally support proposals asking for board oversight of political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist, especially as it relates to climate strategy.

We have been pleased to see rising adoption of the TCFD framework in response to shareholder recommendations. Reporting on climate readiness will help stakeholders understand companies’ willingness and ability to adapt to or mitigate climate-related risks. However, so far, many disclosures have been incomplete. Most make scant mention of the physical risks posed to their business by a changing climate. We will continue focus our stewardship activities in this area, and we are encouraging companies to provide more detail.

To help us do this, are leveraging findings from our collaborative initiative with Woods Hole Research Center (WHRC), the world’s leading independent climate research organization, and established disclosure guidance to help companies improve their physical risk disclosures. We believe integrating the work of WHRC’s climate scientists and our investment research teams enables us to ask nuanced questions about specific physical risks and more accurately test climate-risk assumptions embedded in companies’ strategies. By narrowing our engagement dialogue to address relevant threats, we believe we can encourage companies to take early action to address these threats, potentially improving long-term investment outcomes for shareholders.

Corporate culture, human capital, and diversity & inclusion

The ability to perpetuate a strong, inclusive culture; align management incentives accordingly; and incorporate employee feedback contributes to a company’s competitive position. Since culture is challenging to assess from the outside, we examine a company’s holistic approach. For example, we evaluate whether a company has a well- articulated culture statement and talent development strategy. To us, these efforts suggest that a company appreciates culture and talent as competitive advantages that can drive long-term value creation. It also sends a strong message when management compensation is linked, when appropriate, to employee satisfaction. If the company conducts regular employee engagement surveys, we look for leadership to disclose the results — both positive and negative — so we can monitor patterns and hold them accountable for implementing changes based on the feedback they receive, we consider workplace locations and how a company balances attracting talent with the costs of operating in desirable cities.

Understanding how a company cultivates its human capital is integral to our assessment of culture. In our view, attracting and retaining talent can create a competitive long-term advantage for any company. These efforts may take time to implement and realize results, but we maintain that a deliberate human capital management strategy should foster a collaborative, productive workplace in which all talent can thrive. Companies that invest in and cultivate human capital are well-positioned to realize a competitive advantage and deliver better business outcomes.

As part of our focus on human capital, diversity and inclusion is an ongoing engagement issue. We seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. A sound long-term plan holds more weight than a company’s current demographics, so we look for a demonstrable diversity and inclusion strategy that seeks to improve metrics over time and align management incentives accordingly. Understanding gender pay equity is often part of our assessment, and we may support proposals asking for improved transparency.

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We believe diversity among directors, leaders, and employees contributes positively to shareholder value by imbuing a company with myriad perspectives that help it better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom. In recent years we have targeted US companies with male-only boards for proactive engagement on diversity and have seen many companies improve the diversity of their boards as a result. From 2020, we will vote against Nominating & Governance Committee Chairs at companies where the composition of the board continues to lag market standards or best practice.

Stakeholders and risk management

In our assessment of social risks, we pay attention to how companies treat a key stakeholder: their workforce. We look for signs of constructive labor relations if employees are unionized, and a focus on key employee concerns, such as safe working conditions and competitive compensation.

In recent years, discourse on opioids, firearms, and sexual harassment has put the potential for social externalities — the negative effects that companies can have on society through their products, cultures, or policies — into sharp focus. These nuanced, often misunderstood issues can affect the value of corporate securities. Today, these are no longer just shareholder concerns; companies need to consider the opinions and actions of broader stakeholder constituencies, including employees, customers, and the public.

In our engagement with companies facing these risks, we encourage companies to disclose risk management strategies that acknowledge their societal impacts. When a company faces litigation or negative press, we inquire about lessons learned and request evidence of substantive changes that aim to prevent recurrence and mitigate downside risk. In these cases, we may also support proposals requesting enhanced disclosure on actions taken by management.

Human rights

Following the 2015 passage of the UK’s Modern Slavery Act, a handful of countries have passed laws requiring companies to report on how they are addressing risks related to human rights abuses in their global supply chains. Starting in late 2020, Australia’s newest regulation will also require asset owners to report on these risks in their portfolios. While human rights have been a part of our research and engagement in this context, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (highest possibility of supply-chain exposure), enhance our own engagement questions, and potentially work with external data providers to gain insights on specific companies or industries. We may also support proposals requesting enhanced disclosure on companies’ approach to mitigating the risk of human rights violations in their business.

Cybersecurity

Robust cybersecurity practices are imperative for maintaining customer trust, preserving brand strength, and mitigating regulatory risk. Companies that fail to strengthen their cybersecurity platforms may end up bearing large costs. Through engagement, we aim to compare companies’ approaches to cyber threats, regardless of region or sector, to distinguish businesses that lag from those that are better prepared.

Conclusion

At Wellington, stewardship is a core part of how we deliver on our goal of maximizing the long-term value of the investments we make on behalf of our clients. In order to be the best possible stewards of that capital we engage meaningfully and continuously with our investee companies and do so with a multifaceted approach that brings our collective expertise to bear across financial, industry, credit, and ESG analysis. We look forward to continuing to engage with the management teams and directors of the companies we invest in as we seek to help them build long- term, sustainable value in their enterprises.

Wells Capital Management Incorporated

Proxy Voting Policies and Procedures

EFFECTIVE AS OF MARCH 2020

Wells Fargo Asset Management (“WFAM”) Stewardship

As fiduciaries, we are committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our investments.

Scope of Policies and Procedures

In conjunction with the WFAM Engagement Policy, these Proxy Voting Policies and Procedures (“Policies and Procedures”) sets out how WFAM complies with applicable regulatory requirements in respect of how we exercise voting rights when we invest in shares traded on a regulated market on behalf of a client.

With respect to client accounts of Funds Management, this includes, among others, Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund, Wells Fargo Utilities and High Income Fund (the “Trusts”). It also includes Wells Fargo (Lux) Worldwide Fund and Worldwide Alternative Fund SICAV-SIF, both domiciled in Luxembourg (the “Luxembourg Funds”). Aside from the investment funds managed by Funds Management, WFAM also offers medium term note programs, managed for issuers of such notes domiciled in Luxembourg. Hereafter, all series of the Trusts, and all such Trusts not having separate series, and all sub-funds of the Luxembourg Fund, as well as the MTN issuers, are referred to as the “Investment Products”. In addition, these Policies and Procedures are used to determine how to vote proxies for the assets managed on behalf of WFAM’s other clients. Not all clients delegate proxy-voting authority to WFAM. WFAM will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under applicable law (e.g., securities that are held in an investment advisory account for which WFAM exercises no investment discretion are not voted by WFAM).

Luxembourg Products

WFAML has delegated the portfolio management of the Luxembourg Funds it manages to WFAM and the responsibility for exercising voting rights in conjunction with such delegation; as such, these Policies and Procedures shall apply to the portfolio management of the Fund. The respective portfolio management may also delegate the responsibility for exercising voting rights to the Proxy Voting Vendor, with the prior consent of WFAML. Responsibility for exercising voting rights has also been delegated to WFAM with respect to the Worldwide Alternative Fund SICAV-SIF and to the MTN issuers.

Voting Philosophy

WFAM has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients and Investment Product investors, without regard to any relationship that any affiliated person of WFAM or the Investment Product (or an affiliated person of such affiliated person) may have with the issuer. WFAM exercises its voting responsibility as a fiduciary with the goal of maximizing value to clients consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek

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to effect corporate change through share ownership activism, WFAM supports sound corporate governance practices at companies in which client assets are invested. WFAM has established an appropriate strategy determining when and how the voting rights related to the instruments held in portfolios managed are exercised, so that these rights are exclusively reserved to the relevant Investment Product and its investors.

Proxy Administrator

The proxy voting process is administered by WellsCap’s Operations Department (“Proxy Administrator”), who reports to WFAM’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Policies and Procedures, including regular operational reviews, typically conducted on a weekly basis. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner, including review of scheduled vendor reports. The Proxy Administrator in conjunction with the WFAM Proxy Governance Committee reviews the continuing appropriateness of the Policies and Procedures set forth herein, and recommends revisions as necessary.

Third Party Proxy Voting Vendor

WFAM has retained a third-party proxy voting service, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions including: 1.) Providing research on proxy matters 2.) Providing technology to facilitate the sharing of research and discussions related to proxy votes 3.) Vote proxies in accordance with WFAM’s guidelines 4.) Handle administrative and reporting items 5.) Maintain records of proxy statements received in connection with proxy votes and provide copies/analyses upon request. Except in instances where clients have retained voting authority, WFAM retains the responsibility for proxy voting decisions.

Proxy Committee and Sub-Committees

WFAM Proxy Governance Committee

The WFAM Proxy Governance Committee shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. The WFAM Proxy Governance Committee shall coordinate with WFAM Compliance to monitor ISS, the proxy voting agent currently retained by WFAM, to determine that ISS is accurately applying the Policies and Procedures as set forth herein and operates as an independent proxy voting agent. WFAM’s ISS Vendor Oversight process includes an assessment of ISS’ Policy and Procedures (“P&P”), including conflict controls and monitoring, receipt and review of routine performance-related reporting by ISS to WFAM and periodic onsite due diligence meetings. Due diligence meetings typically include: meetings with key staff, P&P related presentations and discussions, technology-related demonstrations and assessments, and some sample testing, if appropriate. The WFAM Proxy Governance Committee shall review the continuing appropriateness of the Policies and Procedures set forth herein.    The WFAM Proxy Governance Committee may delegate certain powers and responsibilities to a proxy voting sub-committee. The WFAM Proxy Governance Committee reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from the Proxy Voting Sub-Committee. Members of the WFAM Proxy Governance Committee also oversee the implementation of WFAM Proxy Governance Committee recommendations for the respective functional areas in WFAM that they represent.

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Proxy Voting Sub-Committee

Among other delegated matters, the Proxy Voting Sub-Committee, in accordance with these Policies and Procedures, reviews and votes on routine proxy proposals that it considers under these Policies and Procedures in a timely manner. If necessary, the Proxy Voting Sub-Committee escalates issues to the WFAM Proxy Governance Committee that are determined to be material by the Proxy Voting Sub-Committee or otherwise in accordance with these Policies and Procedures. The Proxy Voting Sub-Committee coordinates with Wells Fargo Asset Management Investment Analytics and Compliance teams to review the performance and independence of ISS in exercising its proxy voting responsibilities.

Meetings; Committee Actions

The WFAM Proxy Governance Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of WFAM Proxy Governance Committee members as needed and when discretionary voting determinations need to be considered. Any sub-committee of the WFAM Proxy Governance Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the sub-committee members available at that time. The WFAM Proxy Governance Committee shall also meet quarterly to review the Policies and Procedures.

Membership

Members are selected based on subject matter expertise for the specific deliverables the committee is required to complete. The voting members of the WFAM Proxy Governance Committee are identified in the WFAM Proxy Charter. Changes to the membership of the WFAM Proxy Governance Committee will be made only with approval of the WFAM Proxy Governance Committee. Upon departure from Wells Fargo Asset Management, a member’s position on the WFAM Proxy Governance Committee will automatically terminate.

Voting Procedures

Unless otherwise required by applicable law,1 proxies will be voted in accordance with the following steps and in the following order of consideration:

1.

First, any voting items related to WFAM “Top-of-House” voting principles (as described below under the heading “WFAM Proxy Voting Principles/Guidelines”) will generally be voted in accordance with a custom voting policy with ISS (“Custom Policy”) designed to implement the WFAM’s Top-of-House voting principles.[2]

[1]

Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by the Trusts or series thereof, WFAM shall vote the Third Party Fund Holding Voting Matter on behalf of the Trusts or series thereof accordingly.

[2]

The WFAM Proxy Governance Committee may determine that additional review of a Top-of-House voting matter is warranted. For example, voting matters for declassified boards or annual election of directors of public operating and holding companies that have certain long-term business commitments (e.g., developing proprietary technology; or having an important strategic alliance in place) may warrant referral to the Proxy Voting Sub-Committee (or escalation to the Proxy Governance Committee) for case-by-case review and vote determination.

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2.

Second, any voting items for meetings deemed of “high importance”[3] (e.g., proxy contests, mergers and acquisitions, capitalization proposals and anti-takeover proposals) where ISS opposes management recommendations will be referred to the Portfolio Management teams for recommendation or the Proxy Voting Sub-Committee (or escalated to the WFAM Proxy Governance ~~-~~Committee) for case-by-case review and vote determination.

3.	Third, with respect to any voting items where ISS Sustainability Voting Guidelines[4] provide a different recommendation than ISS Standard Voting Guidelines, the following steps are taken:

a.	The WFAM Investment Analytics team[5] evaluates the matter for materiality and any other relevant considerations.

b.

If the Investment Analytics team recommends further review, the voting item is then referred to the Portfolio Management teams for recommendation or the Proxy Voting Sub-Committee (or escalated to the WFAM Proxy Governance Committee) for case-by-case review and vote determination.

c.	If the Investment Analytics team does not recommend further review, the matter is voted in accordance with ISS Standard Voting Guidelines.

4.	Fourth, any remaining proposals are voted in accordance with ISS Standard Voting Guidelines.[6]

Commitment to the Principles of Responsible Investment

As a signatory to the Principles for Responsible Investment, WFAM has integrated certain environmental, social, and governance factors into its investment processes, which includes the proxy process. As described under Voting Procedures above, WFAM considers ISS’s Sustainability Voting Guidelines as a point of reference in certain cases deemed to be material to a company’s long-term shareholder value.

Voting Discretion

In all cases, the WFAM Proxy Governance Committee (and any sub-committee thereof) will exercise its voting discretion in accordance with the voting philosophy of these Policies and Procedures. In cases where a proxy item is forwarded by ISS to the WFAM Proxy Governance Committee or a sub-committee thereof, the WFAM Proxy Governance Committee or its sub-committee may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

[3]	The term “high importance” is defined as those items designated Proxy Level 6, 5, or 4 by ISS, which include proxy contests, mergers, capitalization proposals and anti-takeover defenses.
[4]

ISS’s Sustainability Voting Guidelines seeks to promote support for recognized global governing bodies encouraging sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights.

[5]

The Investment Analytics team comprises of approximately 35 team members, focused on equity and fixed income risk analytics, mutual fund risk analytics, counterparty risk analytics, model documentation, scientific learning and portfolio analytics (including portfolio characteristics, portfolio construction research, multi-asset class risk analytics, and ESG analytics). The team and its processes serve a similar function as an investment risk committee and reports into the WFAM Chief Investment Officer.

[6]	The voting of proxies for Taft Hartley clients may incorporate the use of ISS’s Taft Hartley voting guidelines.

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Portfolio Manager and Sub-Adviser Input

The WFAM Proxy Governance Committee (and any sub-committee thereof) may consult with portfolio management teams and Fund sub-advisers on specific proxy voting issues as it deems appropriate. In addition, portfolio management teams or Fund sub-advisers may proactively make recommendations to the WFAM Proxy Governance Committee regarding any proxy voting issue. In this regard, the process takes into consideration expressed views of portfolio management teams and Fund sub-advisers given their deep knowledge of investee companies. For any proxy vote, portfolio management teams and Investment Product advisers and sub-advisers may make a case to vote against the ISS or WFAM Proxy Governance Committee’s recommendation (which is described under Voting Procedures above). Any portfolio management team’s or Investment Product adviser’s or sub-adviser’s opinion should be documented in a brief write-up for consideration by the Proxy Voting Sub-Committee who will determine, or escalate to the WFAM Proxy Governance Committee, the final voting decision.

Consistent Voting

Proxies will be voted consistently on the same matter when securities of an issuer are held by multiple client accounts unless there are special circumstances such as, for example, proposals concerning corporate actions such as mergers, tender offers, and acquisitions or as reasonably necessary to implement specified proxy voting guidelines as established by a client (e.g. Taft Hartley ISS Guidelines or custom proxy guidelines).

Governance and Oversight

WFAM Top-of-House Proxy Voting Principles/Guidelines.

The following reflects WFAM’s Top-of-House Voting Principles in effect as of the date of these Policies and Procedures. WFAM has put in place a custom voting policy with ISS to implement these voting principles.

We believe that Boards of Directors of investee companies should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

•

We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

•

We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.

•	Generally speaking, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties.

•

We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

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•

We believe a well-composed board should embody multiple dimensions of diversity in order to bring personal and professional experiences to bear and create a constructive debate of competing perspectives and opinions in the boardroom. Diversity should consider factors such as gender, ethnicity, and age as well as professional factors such as area of expertise, industry experience and geographic location.

We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.

•

We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests

•

We believe that directors of public operating and holding companies should be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.

•	We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.

•

We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general we support market-standardized proxy access proposals and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.

•

We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general we support the right to call a special meeting if there is balance between a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests. We will evaluate the issues of importance on the basis of serving all shareholders well and not structured for the benefit of a dominant shareholder over others.

Practical Limitations to Proxy Voting

While WFAM uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for WFAM to vote proxies (e.g., limited value or unjustifiable costs).

Securities on Loan

As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, as it relates to portfolio holdings of the Investment Products, if the WFAM Proxy Governance Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue

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that would result from recalling the security (e.g., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Share Blocking

Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depositary before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, WFAM believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, WFAM will not participate and refrain from voting proxies for those clients impacted by share blocking.

Conflicts of Interest

We always seek to place the interests of our clients first and to identify and manage any conflicts of interest, including those that arise from proxy voting or engagement. WFAM acts as a fiduciary with respect to its asset management activities and therefore we must act in the best interest of our clients and address conflicts that arise.

Conflicts of interest are identified and managed through a strict and objective application of our voting policy and procedures. WFAM may have a conflict of interest regarding a proxy to be voted upon if, for example, WFAM or its affiliates (such as a sub-adviser or principal underwriter) have other relationships with the issuer of the proxy. This type of conflict is generally mitigated by the information barriers between WFAM and its affiliates and our commitment as a fiduciary to independent judgement. However, when the WFAM Proxy Governance Committee becomes aware of a conflict of interest (that gets uncovered through the WFAM Proxy Voting Policy and Procedures), it takes additional steps to mitigate the conflict, by using any of the following methods:

1.	Instructing ISS to vote in accordance with its recommendation;

2.	Disclosing the conflict to the relevant Board and obtaining its consent before voting;

3.	Submitting the matter to the relevant Board to exercise its authority to vote on such matter;

4.	Engaging an independent fiduciary who will direct the vote on such matter,

5.	Consulting with Legal and Compliance and, if necessary, outside legal counsel for guidance on resolving the conflict of interest,

6.	Voting in proportion to other shareholders (“mirror voting”) following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds; or

7.	Voting in other ways that are consistent with WFAM’s obligation to vote in the best interests of its clients.

Vendor Oversight

The WFAM Proxy Administrator monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc.

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Other Provisions

Policy Review and Ad Hoc Meetings

The WFAM Proxy Governance Committee meets at least annually to review this Policy and consider any appropriate changes. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administrator, any member of the WFAM Proxy Governance Committee, or WFAM’s Chief Compliance Officer. The WFAM Proxy Governance Committee includes representation from Portfolio Management, Operations, Investment Analytics and, in a non-voting consultative capacity, Compliance.

Records Retention

The WFAM Proxy Administrator will maintain the following records relating to the implementation of the Policies and Procedures:

•	A copy of these proxy voting policies and procedures;

•	Proxy statements received for client securities (which will be satisfied by relying on ISS);

•	Records of votes cast on behalf of Investment Products and separate account clients (which ISS maintains on behalf of WFAM);

•	Records of each written client request for proxy voting records and WFAM’s written response to any client request (written or oral) for such records; and

•	Any documents prepared by WFAM or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of WFAM in an easily accessible place for a period of six years.

Compliance with Regional Regulations and Client Delegation Arrangements

U.S. Regulation

These Policies and Procedures have been written in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. Proxy voting records for WFAM’s mutual funds are disclosed on Form N-PX annually, as required by Section 30 and Rule 30b1-4 of the Investment Company Act of 1940, to the Securities and Exchange Commission (“SEC”).

E.U. Regulation

These Policies and Procedures have been established, implemented and maintained, as they apply to WFAML and WFAMI Ltd, in accordance the EU Shareholder Rights Directive II (EU 2017/828) (“SRD II”). Specific to WFAML, the Policies and Procedures also comply with Article 23 of CSSF Regulation No. 10-4, and the CSSF Circular 18/698.

Disclosure of policies and procedures

A summary of the proxy voting policy and procedures are disclosed on WFAM’s website.

In addition, WFAM will disclose to its separate clients (i.e. proxy votes for assets managed on behalf of

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WFAM’s other clients as per a delegation arrangement) a summary description of its proxy voting policy and procedures via mail.

Disclosure of proxy voting results

WFAM will provide to clients proxy statements and any records as to how WFAM voted proxies on behalf of clients, quarterly or upon request. For assistance, clients may contact their relationship manager, call WFAM at 1-800-259-3305 or e-mail wellscapclientadmin@wellsfargo.com to request a record of proxies voted on their behalf.

WFAM will publish high-level proxy voting statistics in periodic reports. However, except as otherwise required by law, WFAM has a general policy of not disclosing to any issuer specific or third party how its separate account client proxies are voted.

Approved by the WFAM Proxy Governance Committee: March 2020

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Western Asset Management Company, LLC

PROXY VOTING

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:
1.	Issuer name;
2.	Exchange ticker symbol of the issuer’s shares to be voted;
3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4.	A brief identification of the matter voted on;
5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6.	Whether a vote was cast on the matter;
7.	A record of how the vote was cast; and
8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.        Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.        Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.        Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.        Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.        Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.        Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.        Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.        Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.        Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

APPENDIX C

Portfolio Managers

The Adviser and Subadvisers have provided the Trusts with the following information regarding each Portfolio’s portfolio managers identified in the Trusts’ Prospectuses. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2020 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account, if any. Below each table, the Adviser and/or Subadvisers have provided a description of any material conflicts of interest that may arise in connection with each portfolio manager’s management of a Portfolio’s investments, on the one hand, and the investments of the other accounts, on the other. The Adviser and Subadvisers have also provided a description of the structure of, and the method used to determine, the portfolio managers’ compensation as of December 31, 2020.

Other than as set forth below, as of December 31, 2020, no portfolio manager identified in the Trusts’ Prospectuses beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

AB Global Dynamic Allocation Portfolio and AB International Bond Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Daniel Loewy, AB Global Dynamic Allocation Portfolio	Registered Investment Companies	90	$15,095,000,000	0	N/A
	Other Pooled Investment Vehicles	271	$44,169,000,000	0	N/A
	Other Accounts	84	$12,818,000,000	1	$8,000,000
Alexander Barenboym, AB Global Dynamic Allocation Portfolio	Registered Investment Companies	80	$14,246,000,000	0	N/A
	Other Pooled Investment Vehicles	29	$646,000,000	0	N/A
	Other Accounts	14	$285,000,000	1	$8,000,000
Caglasu Altunkopru, AB Global Dynamic Allocation Portfolio	Registered Investment Companies	75	$14,076,000,000	0	N/A
	Other Pooled Investment Vehicles	23	$604,000,000	0	N/A
	Other Accounts	14	$285,000,000	1	$8,000,000

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category

Christian DiClementi, AB International Bond Portfolio	Registered Investment Companies	3	$283,000,000	0	N/A
	Other Pooled Investment Vehicles	24	$4,414,000,000	0	N/A
	Other Accounts	24	$8,647,000,000	1	$1,528,000,000

Scott DiMaggio, CFA, AB International Bond Portfolio	Registered Investment Companies	15	$13,682,000,000	0	N/A
	Other Pooled Investment Vehicles	56	$3,903,000,000	0	N/A
	Other Accounts	44	$16,859,000,000	1	$1,374,000,000

Matthew Sheridan, CFA, AB International Bond Portfolio	Registered Investment Companies	17	$20,304,000,000	0	N/A
	Other Pooled Investment Vehicles	84	$55,104,000,000	0	N/A
	Other Accounts	31	$13,896,000,000	1	$1,374,000,000

Material Conflicts of Interest

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

Portfolio Manager Compensation

AllianceBernstein’s compensation program for portfolio managers is designed to be competitive and effective in order to attract and retain the highest caliber employees. Portfolio managers receive base compensation, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are in the form of restricted grants of the firm’s equity units, and award recipients have the ability to receive a portion of their awards in deferred cash. On an annual basis, the firm endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

Total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by portfolio managers’ contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the fund’s prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer time periods. Peer groups are chosen by investment CIOs, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class.

The qualitative component incorporates the manager’s contribution to the overall investment process and our clients’ success. Among the important aspects are: thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong talent pool, mentoring newer investment professionals, and being a good corporate citizen. Other factors can play a part in determining portfolio managers’ compensation, including complexity of investment strategies managed, volume of assets managed and experience. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm.

American Allocation Portfolios, Feeder Portfolio, Trust I Allocation Portfolio, Brighthouse Balanced Plus Portfolio (Base Portion), Trust II Allocation Portfolios and MetLife Multi-Index Targeted Risk Portfolio (Base Portion)

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Kristi Slavin,	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

Victor Soto,	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

James Mason	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

Material Conflicts of Interest

Conflicts of interest may arise in connection with the portfolio managers’ management of the Portfolios, on the one hand, and other accounts managed by the portfolio managers (if any), on the other. For example, if a portfolio manager’s compensation or BIA’s profitability is more dependent on certain accounts, the portfolio manager or BIA may have an incentive to spend more time and devote more of its resources to managing those more profitable accounts. Conflicts of interest may also arise between the investment strategies of the Portfolios and other accounts (if any), including regarding the allocation of limited investment opportunities.

Compensation

The portfolio managers for the Portfolios are compensated following Brighthouse’s compensation methodology, which applies to all employees. Employees receive a salary and are eligible to receive an incentive bonus. The portfolio managers receive a majority of their compensation in the form of base salary. The size of the incentive pool is based on various factors, including Brighthouse-wide performance and business unit performance. The bonus for each individual is based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communications skills, innovation and teamwork. Years of experience and level of responsibility also are factors in determining bonus size. This bonus is not tied directly to the performance of Portfolios. All employees are eligible for participation in Brighthouse’s retirement plan, which applies to all company employees.

The portfolio managers who are officers of Brighthouse are eligible to participate in its deferred compensation program, which allows officers to elect to defer a portion of their total annual compensation. Certain senior officers of Brighthouse are also eligible to receive Long-Term Incentive payments (LTIs). LTIs may be comprised of stock options, performance shares and cash. They give eligible employees a stake in Brighthouse’s long-term performance as well as providing such employees with an opportunity for significant financial gain when Brighthouse experiences financial success. Stock options are granted to eligible employees on an annual basis and provide the potential for financial gain, without personal investment, equal to the increase in the price of Brighthouse stock from the price on the date of grant. Eligible employees have a ten-year exercise period for vested options. Performance shares are awarded to certain senior officers as part of a three-year plan. At the end of the three-year period, the number of shares awarded is adjusted up or down based on business performance over the period. The primary performance measures are total shareholder return and operating earnings per share. Adjusted performance share awards can range from zero to 200% of the original grant.

AQR Global Risk Balanced Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Michael A. Mendelson, M.B.A., S.M.	Registered Investment Companies	3	$1,566,272,993	0	N/A
	Other Pooled Investment Vehicles	21	$10,129,213,802	19	$9,349,150,764
	Other Accounts	1	$342,589,975	0	N/A

Yao Hua Ooi	Registered Investment Companies	12	$5,003,994,070	0	N/A
	Other Pooled Investment Vehicles	26	$11,153,862,962	24	$10,373,799,925
	Other Accounts	1	$342,589,975	0	N/A

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category

John J. Huss	Registered Investment Companies	3	$1,566,272,993	0	N/A
	Other Pooled Investment Vehicles	21	$12,912,234,129	19	$12,132,171,091
	Other Accounts	1	$342,589,975	0	N/A

Ronen Israel, M.A.	Registered Investment Companies	42	$19,695,987,411	1	$134,631,348
	Other Pooled Investment Vehicles	29	$8,876,574,792	26	$7,281,931,211
	Other Accounts	30	$18,546,081,913	11	$7,509,923,810

Lars N. Nielsen, M.Sc.	Registered Investment Companies	39	$18,899,424,962	1	$134,631,348
	Other Pooled Investment Vehicles	29	$8,876,574,792	26	$7,281,931,211
	Other Accounts	30	$18,546,081,913	11	$7,509,923,810

Material Conflicts of Interest

Each of the portfolio managers is also responsible for managing other accounts in addition to the Portfolio, including other accounts of AQR Capital Management, LLC (“AQR”), or its affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity (“Proprietary Accounts”). Management of other accounts in addition to the Portfolio can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Portfolio, on the one hand, and the management of other accounts (including, for purposes of this discussion, other funds and Proprietary Accounts), on the other. The other accounts might have similar investment objectives or strategies as the Portfolio, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolio. Because of their positions with the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio’s trades. A potential conflict of interest exists where portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio.

A number of potential conflicts of interest may arise as a result of AQR’s or the portfolio manager’s management of a number of accounts with similar investment strategies. Often, an investment opportunity may be suitable for both the Portfolio and other accounts, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. In circumstances where the amount of total exposure to a strategy or investment type across accounts is, in the opinion of AQR, capacity constrained, the availability of the strategy or investment type for the Portfolio and other accounts may be reduced in AQR’s discretion. The Portfolio may therefore have reduced exposure to a capacity constrained strategy or investment type, which could adversely affect the Portfolio’s return. AQR is not obligated to allocate capacity pro rata and may take its financial interests into account when allocating capacity among the Portfolio and other accounts.

Another conflict could arise where different account guidelines and/or differences within particular investment strategies lead to the use of different investment practices for portfolios with a similar investment strategy. AQR will not necessarily purchase or sell the same instruments at the same time or in the same direction (particularly if different accounts have different strategies), or in the same proportionate amounts for all eligible accounts (particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different investment restrictions, or different risk tolerances). As a result, although AQR manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. AQR may, from time to time, implement new trading strategies or participate in new trading strategies for some but not all accounts, including the Portfolio. Strategies may not be implemented in the same manner among accounts where they are employed, even if the strategy is consistent with the objectives of such accounts. In certain circumstances, investment opportunities that are in limited supply and/or have limited return potential in light of administrative costs of pursuing such investments (e.g., IPOs) are only allocated to accounts where the given opportunity is more closely aligned with the applicable strategy and/or trading approach.

Whenever decisions are made to buy or sell investments by the Portfolio and one or more other accounts simultaneously, AQR or portfolio manager may aggregate the purchases and sales of the investments and will allocate the transactions in a manner that it believes to be equitable under the circumstances. To this end, AQR has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts or the Portfolio may not be allocated the full amount of the investments sought to be traded. These aggregation and allocation policies could have a detrimental effect on the price or amount of the investments available to the Portfolio from time to time. Subject to applicable laws and/or account restrictions, AQR may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Portfolio.

To the extent that the Portfolio holds interests in an issuer that are different (or more senior or junior) than, or potentially adverse to, those held by other accounts, AQR may be presented with investment decisions where the outcome would benefit one account and would not benefit or would harm the other account. This may include, but is not limited to, an account investing in a different security of an issuer’s capital structure than another account, an account investing in the same security but on different terms than another account, an account obtaining exposure to an investment using different types of securities or instruments than another account, an account engaging in short selling of securities that another account holds long, an account voting securities in a different manner than another account, and/or an account acquiring or disposing of its interests at different times than another account. This could have a material adverse effect on, or in some instances could benefit, one or more of such accounts, including accounts that are affiliates of AQR, accounts in which AQR has an interest, or accounts which pay AQR higher fees or a performance fee. These transactions or investments by one or more accounts could dilute or otherwise disadvantage the values, prices, or investment strategies of such accounts. When AQR, on behalf of an account, manages or implements a portfolio decision ahead of, or contemporaneously with, portfolio decisions of another account, market impact, liquidity constraints, or other factors could result in such other account receiving less favorable pricing or trading results, paying higher transaction costs, or being otherwise disadvantaged. In addition, in connection with the foregoing, AQR, on behalf of an account, is permitted to pursue or enforce rights or actions, or refrain from pursuing or enforcing rights or actions, with respect to a particular issuer in which action could materially adversely affect such other account.

In addition, when the Portfolio and other accounts hold investments in the same issuer (including at the same place in the capital structure), the Portfolio may be prohibited by applicable law from participating in restructurings, work- outs or other activities related to its investment in the issuer. As a result, the Portfolio may not be permitted by law to make the same investment decisions as other accounts in the same or similar situations even if AQR believes it would be in the Portfolio’s best economic interests to do so. The Portfolio may be prohibited by applicable law from investing in an issuer (or an affiliate) that other accounts are also investing in or currently invest in even if AQR believes it would be in the best economic interests of the Portfolio to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with issuers that AQR considers to be at risk of default and restructuring or work-outs with debt holders, which may include the Portfolio and other accounts. In some cases, to avoid the potential of future prohibited transactions, AQR may avoid allocating an investment opportunity to the Portfolio that it would otherwise recommend, subject to AQR’s then current allocation policy and any applicable exemptions. In certain circumstances, AQR may be restricted from transacting in a security or instrument because of material non-public information received in connection with an investment opportunity that is offered to AQR. In other circumstances, AQR will not participate in an investment opportunity to avoid receiving material non-public information that would restrict AQR from transacting in a security or instrument. These restrictions may adversely impact the Portfolio’s performance.

AQR and the Portfolio’s portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, as they may have an incentive to favor accounts with the potential for greater fees. For instance, the entitlement to a performance fee in managing one or more accounts may create an incentive for AQR to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward AQR for performance in accounts which are subject to such fees, AQR may have an incentive to favor these accounts over those that have only fixed asset-based fees, with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.

AQR has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Portfolio and other accounts and that are designed to ensure that all accounts, including the Portfolio, are treated fairly and equitably over time.

Compensation

Compensation for Portfolio Managers that are Principals: The compensation for each of the portfolio managers that are a Principal of AQR is in the form of distributions based on the net income generated by AQR and each Principal’s relative ownership in AQR. Net income distributions are a function of assets under management and performance of the funds and accounts managed by AQR. A Principal’s relative ownership in AQR is based on cumulative research, leadership and other contributions to AQR. There is no direct linkage between assets under management, performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues. Each portfolio manager is also eligible to participate in AQR’s 401(k) retirement plan which is offered to all employees of AQR.

Baillie Gifford International Stock Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Angus Franklin	Registered Investment Companies	4	$6,057,000,000	0	N/A
	Other Pooled Investment Vehicles	1	$392,000,000	0	N/A
	Other Accounts	30	$14,698,000,000	5	$3,033,000,000

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category

Jenny Davis	Registered Investment Companies	4	$6,057,000,000	0	N/A
	Other Pooled Investment Vehicles	1	$392,000,000	0	N/A
	Other Accounts	30	$14,698,000,000	5	$3,033,000,000

Tom Walsh	Registered Investment Companies	4	$6,057,000,000	0	N/A
	Other Pooled Investment Vehicles	1	$392,000,000	0	N/A
	Other Accounts	30	$14,698,000,000	5	$3,033,000,000

Material Conflicts of Interest

Baillie Gifford’s individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective investment schemes, or offshore funds. Baillie Gifford manages potential conflicts between the Baillie Gifford International Stock Portfolio and other types of accounts through allocation policies and procedures, and internal review processes. Baillie Gifford has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Compensation

Compensation arrangements within Baillie Gifford vary depending upon whether the individual is an employee or partner of Baillie Gifford & Co.

For employees, a portfolio manager’s compensation generally consists of base salary, annual bonus, and payments under Baillie Gifford’s long term incentive program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Baillie Gifford employees. Jenny Davis and Tom Walsh are employees of Baillie Gifford & Co.

A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analysis.

A portfolio manager’s annual bonus is determined by a number of factors, including investment performance, the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. In regard to the investment strategy followed for the Baillie Gifford International Stock Portfolio, investment performance is measured over five years and is based on performance targets that are set and reviewed annually by the Chief of Investment Staff. The bonus is paid on an annual basis. Senior staff may also be eligible to receive an additional deferred bonus.

Angus Franklin is a partner of Baillie Gifford & Co. His remuneration comprises a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford & Co. and length of service. The basis for the profit share is detailed in the Baillie Gifford & Co. Partnership Agreement.

BlackRock Bond Income Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Global Tactical Strategies Portfolio, BlackRock High Yield Portfolio and BlackRock Ultra-Short Term Bond Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Bob Miller, BlackRock Bond Income Portfolio	Registered Investment Companies	18	$76,890,000,000	0	N/A
	Other Pooled Investment Vehicles	17	$22,330,000,000	1	$2,700,000,000
	Other Accounts	16	$4,920,000,000	6	$3,070,000,000

Rick Rieder, BlackRock Bond Income Portfolio	Registered Investment Companies	20	$109,300,000,000	0	N/A
	Other Pooled Investment Vehicles	37	$43,670,000,000	7	$3,270,000,000
	Other Accounts	24	$10,610,000,000	7	$7,840,000,000

David Rogal, BlackRock Bond Income Portfolio	Registered Investment Companies	10	$68,060,000,000	0	N/A
	Other Pooled Investment Vehicles	10	$19,100,000,000	0	N/A
	Other Accounts	3	$124,000,000	0	N/A

Philip Green, BlackRock Global Tactical Strategies Portfolio	Registered Investment Companies	19	$10,650,000,000	0	N/A
	Other Pooled Investment Vehicles	30	$9,220,000,000	3	$418,900,000
	Other Accounts	9	$6,000,000,000	4	$1,810,000,000

Michael Pensky, CFA, BlackRock Global Tactical Strategies Portfolio	Registered Investment Companies	17	$7,690,000,000	0	N/A
	Other Pooled Investment Vehicles	16	$3,690,000,000	3	$418,900,000
	Other Accounts	0	N/A	0	N/A

Lawrence Kemp, BlackRock Capital Appreciation Portfolio	Registered Investment Companies	12	$32,450,000,000	0	N/A
	Other Pooled Investment Vehicles	2	$2,780,000,000	0	N/A
	Other Accounts	0	N/A	0	N/A

Philip Ruvinsky BlackRock Capital Appreciation Portfolio	Registered Investment Companies	13	$32,460,000,000	0	N/A
	Other Pooled Investment Vehicles	3	$2,990,000,000	0	N/A
	Other Accounts	0	N/A	0	N/A

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
James Keenan, CFA, BlackRock High Yield Portfolio	Registered Investment Companies	21	$41,940,000,000	0	N/A
	Other Pooled Investment Vehicles	30	$16,850,000,000	0	N/A
	Other Accounts	20	$10,190,000,000	6	$1,380,000,000

Mitchell Garfin, CFA, BlackRock High Yield Portfolio	Registered Investment Companies	24	$44,450,000,000	0	N/A
	Other Pooled Investment Vehicles	23	$14,700,000,000	0	N/A
	Other Accounts	55	$16,260,000,000	5	$1,250,000,000

Derek Schoenhofen, BlackRock High Yield Portfolio	Registered Investment Companies	7	$31,130,000,000	0	N/A
	Other Pooled Investment Vehicles	10	$11,560,000,000	0	N/A
	Other Accounts	3	$182,900,000	0	N/A

David Delbos, BlackRock High Yield Portfolio	Registered Investment Companies	24	$41,050,000,000	0	N/A
	Other Pooled Investment Vehicles	21	$14,750,000,000	0	N/A
	Other Accounts	54	$16,490,000,000	5	$1,250,000,000

Richard Mejzak, CFA, BlackRock Ultra-Short Term Bond Portfolio	Registered Investment Companies	23	$454,900,000,000	0	N/A
	Other Pooled Investment Vehicles	27	$151,000,000,000	1	$50,000
	Other Accounts	119	$52,450,000,000	0	N/A

Eric Hiatt, Black Rock Ultra-Short Term Bond Portfolio	Registered Investment Companies	7	$98,160,000,000	0	N/A
	Other Pooled Investment Vehicles	25	$146,700,000,000	1	$50,000
	Other Accounts	39	$17,880,000,000	0	N/A

Edward C. Ingold, CFA, Black Rock Ultra-Short Term Bond Portfolio	Registered Investment Companies	11	$88,590,000,000	0	N/A
	Other Pooled Investment Vehicles	6	$73,260,000,000	0	N/A
	Other Accounts	1	$151,200,000	0	N/A

Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolios, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolios. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolios. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolios by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Delbos, Garfin, Keenan, Miller, Rieder, Rogal and Schoenhofen may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Delbos, Garfin, Keenan, Miller, Rieder, Rogal and Schoenhofen may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation

The discussion below describes the portfolio managers’ compensation as of December 31, 2020.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation — Messrs. Delbos, Garfin, Keenan, Miller, Rieder, Rogal and Schoenhofen

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Portfolios and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Portfolios and other accounts are:

Portfolio Manager	Benchmark
David Delbos Mitchell Garfin James Keenan Derek Schoenhofen	A combination of market-based indices (e.g., The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Bob Miller Rick Rieder David Rogal	A combination of market-based indices (e.g., Bloomberg Barclays U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

Discretionary Incentive Compensation — Messrs. Kemp and Ruvinsky

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Portfolios and other accounts are: Russell 1000 Growth Custom Index; Russell 1000 Growth Index; Russell MidCap Growth Index; and S&P 500 Index.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Discretionary Incentive Compensation — Messrs. Hiatt, Ingold and Mejzak

Generally, discretionary incentive compensation for the Cash Management portfolio managers is not formulaic and is a function of several components, including but not limited to: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management, the individual’s performance and contribution to the overall performance of these portfolios and BlackRock and the individual’s non-financial goals and objectives. Among other things, a subjective determination is made with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager. The performance of Messrs. Hiatt, Ingold and Mejzak is not measured against a specific benchmark. Although the framework for compensation decision-making is tied to financial performance, significant discretion is used to determine individual compensation based on achievement of strategic and operating results and other considerations such as management and leadership capabilities.

In determining specific individual compensation amounts, a number of factors are considered including non-financial goals and objectives and overall financial and investment performance. These results are viewed in the aggregate without any specific weighting, and there is no direct correlation between any particular performance measure and the resulting annual incentive award.

Discretionary Incentive Compensation — Messrs. Green and Pensky

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Portfolios and other accounts managed by each portfolio manager. Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable. The performance of Messrs. Green and Pensky is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. With the exception of Mr. Ingold, the portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit $28,000 for 2019. The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Devan Kaloo	Registered Investment Companies	7	$8,092,100,000	0	N/A
	Other Pooled Investment Vehicles	22	$10,595,060,000	0	N/A
	Other Accounts	20	$7,131,040,000	3	$689,480,000

Joanne Irvine	Registered Investment Companies	7	$8,092,100,000	0	N/A
	Other Pooled Investment Vehicles	22	$10,595,060,000	0	N/A
	Other Accounts	20	$7,131,040,000	3	$689,480,000

Kristy Fong, CFA	Registered Investment Companies	5	$991,440,000	0	N/A
	Other Pooled Investment Vehicles	57	$22,496,310,000	0	N/A
	Other Accounts	45	$16,017,650,000	12	$3,585,230,000

Material Conflicts of Interest

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Portfolio’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Portfolio. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen Standard Investments believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen Standard Investments has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen Standard Investments based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Portfolio also may be appropriate for other investment accounts managed by Aberdeen Standard Investments or its affiliates. Whenever decisions are made to buy or sell securities by the Portfolio and one or more of the other accounts simultaneously, Aberdeen Standard Investments may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of Aberdeen Standard Investments that the benefits from the Aberdeen Standard Investments organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen Standard Investments has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

Compensation

Aberdeen Standard Investments’ remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for our clients and shareholders. Aberdeen Standard Investments operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

The policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the Standard Life Aberdeen Group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award comprises a mixture of cash and a deferred award based on the size of the award. Deferred awards are by default Standard Life Aberdeen shares, with an option to put up to 50% of deferral into funds. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen Standard Investments’ policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen Standard Investments’ employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen Standard Life determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the Standard Life Aberdeen Group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen Standard Investments has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen Standard Investments’ sustained performance and, in respect of the deferral into funds, managed by Aberdeen Standard Investments, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen Standard Investments, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen Standard Investments takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year — January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen Standard Investments also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Standard Investments environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen Standard Investments’ dynamic compliance monitoring system.

In rendering investment management services, Aberdeen Standard Investments may use the resources of additional investment adviser subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to clients of Aberdeen Standard Investments. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Investment Advisers Act of 1940 (as amended), and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which Aberdeen Standard Investments does business or has clients. No remuneration is paid by the Portfolio with respect to the MOU/personnel sharing arrangements.

Brighthouse/Artisan International Portfolio and Brighthouse/Artisan Mid Cap Value Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Thomas A. Reynolds IV, Artisan Mid Cap Value Portfolio	Registered Investment Companies	3	$5,400,000,000	0	N/A
	Other Pooled Investment Vehicles	2	$3,800,000	0	N/A
	Other Accounts	4	$799,000,000	1	$562,200,000

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Daniel L. Kane, Brighthouse/Artisan Mid Cap Value Portfolio	Registered Investment Companies	3	$5,400,000,000	0	N/A
	Other Pooled Investment Vehicles	2	$3,800,000	0	N/A
	Other Accounts	4	$799,000,000	1	$562,200,000

Craig Inman, CFA Brighthouse/Artisan Mid Cap Value Portfolio	Registered Investment Companies	3	$5,400,000,000	0	N/A
	Other Pooled Investment Vehicles	2	$3,800,000	0	N/A
	Other Accounts	4	$799,000,000	1	$562,200,000

Mark L. Yockey, CFA Brighthouse/Artisan International Portfolio	Registered Investment Companies	3	$10,400,000,000	0	N/A
	Other Pooled Investment Vehicles	7	$3,100,000,000	0	N/A
	Other Accounts	32	$9,800,000,000	2	$1,100,000,000

Charles-Henri Hamker, Brighthouse/Artisan International Portfolio	Registered Investment Companies	3	$10,400,000,000	0	N/A
	Other Pooled Investment Vehicles	7	$3,100,000,000	0	N/A
	Other Accounts	32	$9,800,000,000	2	$1,100,000,000

Andrew J. Euretig, Brighthouse/Artisan International Portfolio	Registered Investment Companies	3	$10,400,000,000	0	N/A
	Other Pooled Investment Vehicles	7	$3,100,000,000	0	N/A
	Other Accounts	32	$9,800,000,000	2	$1,100,000,000

Material Conflicts of Interest

Artisan Partners’ portfolio managers manage portfolios for multiple clients within their respective strategies. These accounts may include accounts for registered investment companies, separate accounts (assets managed on behalf of institutions such as pension funds and foundations) and other private pooled investment vehicles. There are a number of ways in which the interests of Artisan Partners, its portfolio managers and its other personnel might conflict with the interests of the Portfolio and its shareholders, including:

Sharing of Personnel, Services, Research and Advice among Clients. Because all client accounts within each strategy managed by Artisan Partners are managed similarly, substantially all of the research and portfolio management activities conducted by the investment teams benefit all clients within the particular strategy. Artisan Partners’ administrative and operational personnel divide their time among services to Artisan Partners’ clients.

Restrictions on Activities. Artisan Partners generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. To prevent the potentially negative impact that the restrictions of one client account or multiple client accounts may have on the manner in which Artisan Partners invests on behalf of all of its client accounts, Artisan Partners generally does not accept accounts subject to restrictions that Artisan Partners believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts. However, under certain circumstances, Artisan Partners does accept accounts subject to certain limitations on specific types of investments or transactions (for example, derivatives or shortselling) or certain markets (for example, India) which can result in such accounts having different exposures and/or having a different risk profile compared to other accounts in the strategy, including the Portfolio.

Investments in Issuers with Business Relationships with Artisan Partners. From time to time, clients in a particular investment strategy will invest in a security issued by a company, or an affiliate of a company, that is also a client of Artisan Partners or has another business relationship with Artisan Partners or its affiliates. Artisan Partners has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable purchase or sale in a public securities transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the issuer or security that would be the subject of that transaction.

With prior written approval, Artisan Partners will allow its personnel to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material non-public information, Artisan Partners does not generally permit investment by client accounts or persons covered by Artisan Partners’ Code of Ethics in securities of any issuer of which an Artisan Partners staff member is a director, except that such staff member may purchase and sell that company’s securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Portfolios if the Artisan Partners staff member were not a director.

Side-by-Side Management. Potential conflicts of interest may arise in the management of multiple investment strategies by a single investment team. For instance, an investment team can provide advice to accounts in one investment strategy that differs from advice given to accounts in another investment strategy. If an investment team identifies a limited investment opportunity that is suitable for more than one strategy, a strategy may not be able to take full advantage of that opportunity.

There also are circumstances when an investment team has an incentive to devote more time or resources to, or to implement different ideas in, one strategy over another. An investment team has potential conflict of interest when it manages accounts that are charged a performance-based fee (including private investment funds) and accounts that are charged an asset-based fee because the fees earned from accounts with performance-based fees have the potential to exceed the fees earned from other accounts. An investment team may also execute transactions for one strategy that may adversely impact the value of securities held by a different strategy or team. For example, an investment team may engage in short sales of securities of an issuer in which the Portfolio it manages also invests. In such a case, the investment team could harm the performance of the Portfolio for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Artisan Partners maintains policies and procedures and internal review processes designed to mitigate potential conflicts of interest arising from side-by-side investment management.

Allocation and Aggregation of Portfolio Transactions among Clients. Artisan Partners seeks to treat all of the firm’s clients fairly when allocating investment opportunities among clients. Artisan Partners has compliance policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities, which are reviewed regularly by Artisan Partners. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability (for example, initial public offerings) and allocation of investment opportunities generally, could raise a potential conflict of interest. The potential conflicts between accounts in a strategy are mitigated because the firm’s investment teams generally try to keep all client portfolios in that strategy invested in the same securities with approximately the same weightings (with exceptions for client-imposed restrictions and limitations). Nevertheless, investment opportunities likely will be allocated differently among accounts in a strategy due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. In addition, there are instances where a particular security is held by, or appropriate for, more than one investment strategy (“cross holdings”) due to the overlap of their investment universes; however, investment decisions for each strategy, including the Portfolio, are generally made by the relevant investment team independently of investment decisions for another strategy such that investment opportunities likely will be allocated differently among client accounts across such applicable investment strategies. Each investment strategy managed by an investment team typically has different guidelines and characteristics, such as market capitalization requirements, liquidity limits, regulatory restrictions and risk tolerances. An investment strategy with a higher risk tolerance, for example, may substantially outperform or underperform an investment strategy with a lower risk tolerance even when managed by the same investment team in a similar strategy.

“Same way” transactions (that is, all buys or all sells) in a security held by more than one account in a strategy are generally aggregated across all participating accounts in the strategy and same way transactions may be aggregated across accounts in different strategies when Artisan Partners considers doing so appropriate and practicable under the circumstances (for example, Artisan Partners has established certain information barriers and policies between certain of its investment teams that would make trade aggregation impracticable). The portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in the aggregated order. In those cases, the trader works both trades in the market at the same time, subject to the requirements of Artisan Partners’ allocation policy. When orders for a trade in a security are opposite to one another (that is, one portfolio is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the traders will seek to mitigate the risk of inadvertent cross trades by (i) utilizing different brokers or venues or (ii) utilizing brokers or venues that maintain crossing prevention controls.

Waivers of Artisan Partners’ allocation policy may be made with approval in advance by one of certain designated members of Artisan Partners’ management who are not part of the portfolio management process.

Fees. Like the fees Artisan Partners receives from the Portfolios, the fees Artisan Partners receives as compensation from other client accounts are typically calculated as a percentage of the client’s assets under management. Artisan Partners or its affiliates receive performance-based allocations or fees from the private funds it sponsors and expects to receive performance-based fees from accounts in its other strategies. In addition, Artisan Partners, will, under certain circumstances, negotiate performance-based fee arrangements with other accounts. Artisan Partners had 15 accounts with performance-based fees as of December 31, 2020. One of those separate accounts is managed in the non-U.S. growth strategy and one is managed in the global equity strategy. Although Artisan Partners may have an incentive to manage the assets of accounts with performance-based fees differently from its other accounts, Artisan Partners maintains policies and procedures and internal review processes designed to mitigate such conflicts.

Investing in Different Parts of an Issuer’s Capital Structure. Conflicts potentially limiting the Portfolio’s investment opportunities may also arise when the Portfolio and other Artisan Partners’ clients invest in different parts of an issuer’s capital structure, such as when the Portfolio owns senior debt obligations of an issuer and other clients own junior tranches or equity securities of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities and negotiations with issuers that would potentially give rise to conflicts with other Artisan Partners’ clients or Artisan Partners may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Portfolio’s investment opportunities. Additionally, if Artisan Partners acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Portfolio. When making investment decisions where a conflict of interest may arise, Artisan Partners will endeavor to act in a fair and equitable manner as between the Portfolio and other clients; however, in certain instances the resolution of the conflict may result in Artisan Partners acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Portfolio.

Confidential Information Access. From time to time, employees of Artisan Partners may receive material non-public information (referred to herein as “Confidential Information”). Employees may obtain Confidential

Information, voluntarily or involuntarily, through Artisan Partners’ management activities or the employee’s outside activities. Confidential Information may be received under varying circumstances, including, but not limited to, upon execution of a non-disclosure agreement with an issuer, as a result of serving on a creditors’ committee or through conversations with a company’s management team. Under applicable law, Artisan Partners’ employees are generally prohibited from disclosing or using Confidential Information in effecting purchases and sales in public securities transactions for their personal benefit or for the benefit of any other person (including clients). Accordingly, should an employee receive Confidential Information, the employee is generally prohibited from communicating that information or using that information in public securities transactions, which could limit the ability to buy or sell certain investments even when the limitation is detrimental to Artisan Partners, the employee or the client, including the Portfolio.

Artisan Partners may seek to avoid the receipt of Confidential Information when it determines that the receipt of Confidential Information would restrict the Portfolio or other clients of Artisan Partners from trading in securities they hold or in which they may invest. In circumstances when Artisan Partners declines to receive Confidential Information from an issuer, an account, such as the Portfolio, may be disadvantaged in comparison to other investors, including with respect to evaluating the issuer and the price the account would pay or receive when it buys or sells those investments. Further, in situations when the account is asked, for example, to grant consents, waivers or amendments with respect to such investments, Artisan Partners’ ability to assess such consents, waivers and amendments may be impacted by its lack of access to Confidential Information.

Artisan Partners has adopted policies that establish an information barrier between the Credit Team and its other investment teams to minimize the likelihood that Confidential Information received by the Credit Team will be shared with another team. In addition, Artisan Partners also creates information barriers around other persons having access to Confidential Information (“walled-off personnel”) to prevent access to Confidential Information, and therefore to limit the restrictions on others at Artisan Partners.

From time to time, Artisan Partners uses paid expert networks. Artisan Partners has adopted specific procedures to prevent and address the inadvertent receipt of Confidential Information from the expert networks.

Portfolio Transactions and Soft Dollars. As an investment adviser, Artisan Partners has an obligation to seek best execution for clients that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan Partners’ investment decisions for the benefit of its clients.

Artisan Partners uses client commissions to pay for brokerage and research services (often referred to as “soft dollars”) if Artisan Partners determines that such items meet the criteria outlined in its commission management policy and do not impair its duty to seek best execution. Artisan Partners does not consider, in selecting broker-dealers to be used in effecting securities transactions for a Portfolio, whether Artisan Partners or its affiliates received client referrals from the broker-dealer.

Artisan Partners has potential conflicts of interest arising from its execution of portfolio transactions and use of soft dollars. Artisan Partners has adopted procedures with respect to soft dollars, which are included in Artisan Partners’ compliance program.

Proprietary and Personal Investments and Code of Ethics. Artisan Partners’ proprietary accounts also present potential conflicts of interest with Artisan Partners’ clients. Artisan Partners from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Proprietary accounts are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more proprietary accounts and the accounts of the firm’s clients managed in the same strategy, all portfolio transactions in the strategy are aggregated, where practicable, and allocated in accordance with Artisan Partners’ written allocation procedures among participating accounts. Artisan Partners believes that aggregation and allocation of trades as described in its written procedures mitigates conflicts of interest arising from proprietary investments in the same securities held by clients and the market impact that could result from such proprietary trading activity if conducted on a stand-alone basis.

Personal transactions are subject to Artisan Partners’ Code of Ethics, which generally provides that personnel of Artisan Partners may not take personal advantage of any information that they may have concerning Artisan Partners’ current investment program. The Code requires pre-approval of most personal securities transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement). The Code provides that Artisan Partners’ compliance team will review such personal securities transactions and determine, among other things, whether the acquisition is consistent with applicable regulatory requirements and the purposes of the Code of Ethics and its underlying policies.

In addition, the Code requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with the compliance department at least quarterly. Those reports are reviewed for conflicts, or potential conflicts, with client transactions.

The Code also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan Partners’ clients.

Artisan Partners, its affiliates and its employees can give advice or take action for their own accounts that differ from conflict with or is adverse to advice given or taken for the Portfolio. These activities may adversely affect the prices and availability or other investments held by, or potentially considered for, the Portfolio.

Proxy voting. Artisan Partners may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on behalf of the Portfolios. As described in its proxy voting policy, Artisan Partners will be deemed to have a potential conflict voting proxies of an issuer if: (i) Artisan Partners or its affiliate manages assets for the issuer or an affiliate of the issuer and also recommends that the Portfolios invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Partners Funds, Inc., a registered investment company to which Artisan Partners acts as investment adviser, or an employee of Artisan Partners or its affiliate; (iii) Artisan Partners or its affiliate is actively soliciting that issuer or an affiliate of the issuer as a client and the Artisan Partners employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with an Artisan Partners employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners or its affiliate, or an employee of Artisan Partners or its affiliate, exists that may be affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy. Artisan Partners’ proxy voting policy contains procedures that must be followed in the event such relationships are identified in order to avoid or minimize conflicts of interest that otherwise may result in voting proxies for Artisan Partners’ clients.

Compensation

An Artisan Partners’ portfolio manager is compensated through a fixed base salary or similar payment and a subjectively determined incentive bonus or payment that is a portion of a bonus pool, the aggregate amount of which is tied to the firm’s fee revenues generated by all accounts included within the manager’s investment strategy or strategies, including the Portfolios in their respective strategies. Portfolio managers also receive a portion of the performance fee revenues or allocations from private funds sponsored by Artisan Partners. Performance fee accounts (including private funds) may be managed by certain portfolio managers of the Portfolios using strategies not offered in any Portfolio. Allocations to and weightings in these accounts will differ from allocations to and weightings in the Portfolios managed by these portfolio managers because they use different strategies. An investment strategy with a higher risk tolerance may substantially outperform or underperform an investment strategy with a lower risk tolerance even when managed by the same portfolio managers in a similar strategy.

Artisan Partners’ portfolio managers also participate in group life, health, medical reimbursement and retirement plans that are generally available to all of Artisan Partners’ salaried associates.

Brighthouse/Dimensional International Small Company Portfolio

In accordance with the team approach used to manage the Brighthouse/Dimensional International Small Company Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee of Dimensional. The portfolio managers and portfolio traders also make daily investment decisions regarding the portfolio based on the parameters established by the Investment Committee. Jed S. Fogdall, Arun Keswani, Mary Phillips and Bhanu Singh coordinate the efforts of all other portfolio managers and traders with respect to the day-to-day management of the Portfolio and other international equity portfolios managed by Dimensional.

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Jed S. Fogdall	Registered Investment Companies	112	$409,312,416,565	0	N/A
	Other Pooled Investment Vehicles	25	$19,637,219,621	1	$185,628,725
	Other Accounts	78	$31,431,573,820	5	$4,438,841,249

Arun Keswani	Registered Investment Companies	18	$61,870,061,413	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	10	$5,443,279,113	3	$3,504,425,500

Mary Phillips	Registered Investment Companies	58	$132,687,767,261	0	N/A
	Other Pooled Investment Vehicles	4	$2,502,618,856	0	N/A
	Other Accounts	0	N/A	0	N/A

Bhanu Singh	Registered Investment Companies	46	$183,104,775,090	0	N/A
	Other Pooled Investment Vehicles	1	$61,117,198	0	N/A
	Other Accounts	1	$673,545,888	0	N/A

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to multiple accounts. In addition to the Portfolio, these accounts may include registered mutual funds, other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to the Portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by the Portfolio. Actual or apparent conflicts of interest include:

Time Management. The management of the Portfolio and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of the Portfolio and/or Accounts. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the Portfolio.

Investment Opportunities. It is possible that at times identical securities will be held by the Portfolio and one or more Accounts. However, positions in the same security may vary and the length of time that the Portfolio or an Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the Portfolio and one or more Accounts, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across the Portfolio and other eligible Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across the Portfolio and other Accounts.

Broker Selection. With respect to securities transactions for the Portfolio, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for the Portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or an Account.

Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages, and a conflict may arise where he or she may therefore have an incentive to treat an Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Portfolios or other Accounts for which he or she has portfolio management responsibilities.

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

Dimensional’s portfolio managers receive a base salary and a bonus. Compensation of a portfolio manager is determined at the discretion of Dimensional and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolio or other accounts that they manage. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

Base salary. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager’s base salary.

Semi-annual bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of Dimensional’s stock as determined from time to time by the Board of Directors of Dimensional or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all Dimensional employees.

In addition, portfolio managers may be given the option of participating in Dimensional’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategy or any particular client accounts.

Brighthouse/Eaton Vance Floating Rate Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Craig P. Russ	Registered Investment Companies	9	$17,216,449,822	0	N/A
	Other Pooled Investment Vehicles	5	$5,851,996,989	0	N/A
	Other Accounts	7	$4,229,247,513	0	N/A

Andrew N. Sveen, CFA	Registered Investment Companies	11	$18,616,024,788	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

Michael J. Turgel	Registered Investment Companies	2	$1,271,917,922	0	N/A
	Other Pooled Investment Vehicles	1	$215,566,383	0	N/A
	Other Accounts	0	N/A	0	N/A

Material Conflicts of Interest

It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Portfolio’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts he advises. In addition due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Portfolio. In some cases, another account managed by a portfolio manager may compensate Eaton Vance Management (“Eaton Vance”) based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. Eaton Vance has adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies that govern Eaton Vance’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation

Compensation of Eaton Vance’s portfolio managers and other investment professionals has the following primary components: (1) a base salary, (2) an annual cash bonus, (3) annual non-cash compensation consisting of options to purchase shares of Eaton Vance Corp.’s (“EVC’s”) nonvoting common stock, and/or restricted shares of EVC’s nonvoting common stock that generally are subject to a vesting schedule and (4) (for equity portfolio managers) a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. Eaton Vance’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Eaton Vance’s employees. Compensation of Eaton Vance’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation — Eaton Vance compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed portfolios and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio (Sharpe Ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Portfolio performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a portfolio’s peer group as determined by Lipper or Morningstar is deemed by Eaton Vance’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a portfolio and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For portfolios that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other portfolios, performance is evaluated on a pre-tax basis. For a portfolio with an investment objective other than total return (such as current income), consideration will also be given to the portfolio’s success in achieving its objective. For managers responsible for multiple portfolios and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed portfolios and accounts. Portfolios and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash award to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Eaton Vance seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Eaton Vance participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Eaton Vance and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of Eaton Vance’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Brighthouse/Franklin Low Duration Total Return Portfolio and Brighthouse/Templeton International Bond Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Kent Burns, CFA, Brighthouse/Franklin Low Duration Total Return Portfolio	Registered Investment Companies	3	$2,802,900,000	0	N/A
	Other Pooled Investment Vehicles	1	$355,400,000	0	N/A
	Other Accounts	0	N/A	1	$2,422,400,000
Tina Chou, Brighthouse/Franklin Low Duration Total Return Portfolio	Registered Investment Companies	9	$9,194,800,000	0	N/A
	Other Pooled Investment Vehicles	8	$1,511,300,000	0	N/A
	Other Accounts	0	N/A	0	N/A

Sonal Desai, Ph.D., Brighthouse/Franklin Low Duration Total Return Portfolio	Registered Investment Companies	11	$13,748,500,000	0	N/A
	Other Pooled Investment Vehicles	12	$3,569,200,000	0	N/A
	Other Accounts	1	$362,700,000	0	N/A

David Yuen, Brighthouse/Franklin Low Duration Total Return Portfolio	Registered Investment Companies	16	$14,270,600,000	0	N/A
	Other Pooled Investment Vehicles	11	$2,380,900,000	0	N/A
	Other Accounts	4	$1,630,100,000	1	$2,422,400,000

Michael Hasenstab, Ph. D., Brighthouse/Templeton International Bond Portfolio	Registered Investment Companies	16	$22,821,200,000	0	N/A
	Other Pooled Investment Vehicles	41	$28,937,500,000	3	$6,218,800,000
	Other Accounts	13	$1,239,600,000	3	$3,710,300,000

Christine Yuhui Zhu, Brighthouse/Templeton International Bond Portfolio	Registered Investment Companies	7	$1,091,400,000	0	N/A
	Other Pooled Investment Vehicles	13	$3,394,900,000	3	$6,218,800,000
	Other Accounts	9	$815,700,000	1	$2,077,600,000

Calvin Ho, Ph.D., Brighthouse/Templeton International Bond Portfolio	Registered Investment Companies	9	$21,159,500,000	0	N/A
	Other Pooled Investment Vehicles	18	$23,824,100,000	0	N/A
	Other Accounts	1	$20,800	0	N/A

Material Conflicts of Interest

The management of multiple funds, including the Portfolios, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolios. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Portfolios may outperform the securities selected for the Portfolios. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolios may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Portfolios have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary — Each portfolio manager is paid a base salary.

Annual bonus — Annual bonuses are structured to align the interests of the portfolio manager with those of the Portfolio’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources’s stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Portfolio’s shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Portfolios, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation — Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio Managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Brighthouse/Wellington Balanced Portfolio, Brighthouse/Wellington Core Equity Opportunities Portfolio and Brighthouse/Wellington Large Cap Research Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Mary L. Pryshlak, Brighthouse/Wellington Balanced Portfolio, Brighthouse/Wellington Large Cap Research Portfolio	Registered Investment Companies	10	$6,055,997,253	2	$996,880,979
	Other Pooled Investment Vehicles	57	$22,372,904,227	10	$7,087,832,886
	Other Accounts	90	$39,232,145,052	14	$7,053,713,378

Campe Goodman, Brighthouse/Wellington Balanced Portfolio	Registered Investment Companies	16	$10,848,808,725	0	N/A
	Other Pooled Investment Vehicles	19	$6,572,100,089	0	N/A
	Other Accounts	43	$16,274,724,849	1	$210,590,026

Robert D. Burn, Brighthouse/Wellington Balanced Portfolio	Registered Investment Companies	16	$10,814,146,877	0	N/A
	Other Pooled Investment Vehicles	19	$5,579,972,549	0	N/A
	Other Accounts	43	$16,082,429,939	1	$210,590,026

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Donald J. Kilbride, Brighthouse/Wellington Core Equity Opportunities Portfolio	Registered Investment Companies	11	$56,157,206,413	1	$47,410,641,938
	Other Pooled Investment Vehicles	11	$563,027,057	2	$19,691,380
	Other Accounts	31	$3,965,802,366	4	$1,439,402,918

Peter C. Fisher, Brighthouse/Wellington Core Equity Opportunities Portfolio	Registered Investment Company	5	$452,051,100	0	N/A
	Other Pooled Investment Vehicles	4	$502,319,539	0	N/A
	Other Accounts	3	$443,779,412	0	N/A

Joseph F. Marvan, Brighthouse/Wellington Balanced Portfolio	Registered Investment Companies	19	$39,745,482,713	0	N/A
	Other Pooled Investment Vehicles	26	$7,917,055,398	0	N/A
	Other Accounts	71	$35,219,545,074	1	$210,590,026

Jonathan G. White, Brighthouse/Wellington Balanced Portfolio, Brighthouse/Wellington Large Cap Research Portfolio	Registered Investment Companies	10	$6,055,997,253	2	$996,880,979
	Other Pooled Investment Vehicles	57	$22,372,904,227	10	$7,087,832,886
	Other Accounts	92	$39,344,601,280	14	$7,053,713,378

Material Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Portfolio’s managers listed in the prospectuses who are primarily responsible for the day-to-day management of the Portfolios (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Portfolios. The Investment Professionals make investment decisions for each account, including the relevant Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Portfolio.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Portfolio, or make investment decisions that are similar to those made for the relevant Portfolio, both of which have the potential to adversely impact the relevant Portfolio depending on market conditions. For example an Investment Professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Portfolio and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Portfolio’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Portfolios. Mr. Burn, Mr. Goodman, Mr. Marvan, Ms. Pryshlak, Mr. Kilbride, and Mr. White also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation

Wellington Management receives a fee based on the assets under management of each Portfolio as set forth in the Investment Subadvisory Agreement between Wellington Management and the Adviser on behalf of each Portfolio. Wellington Management pays its Investment Professionals out of its total revenues, including the advisory fees earned with respect to each Portfolio. The following information relates to the fiscal year ended December 31, 2020.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Portfolio’s managers listed in the prospectuses who are primarily responsible for the day-to-day management of the Portfolios (“Investment Professional”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for each of the other Investment Professionals is determined by the Investment Professionals’ experience and performance in their role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment, with the exception of Mary L. Pryshlak and Jonathan White, based on the revenues earned by Wellington Management from the Portfolio managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Portfolio is linked to the gross pre-tax performance of the portion of the Portfolio managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one, three, and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Ms. Pryshlak and Messrs. Goodman, Kilbride, and Marvan are Partners.

Portfolio	Benchmark Index and/or Peer Group for Incentive Period
Brighthouse/Wellington Balanced Portfolio (Burn, Goodman, Marvan)	Bloomberg Barclays U.S. Aggregate Bond Index
Brighthouse/Wellington Core Equity Opportunities Portfolio	Russell 1000® Index

Brighthouse Balanced Plus Portfolio (Overlay Portion), PIMCO Inflation Protected Bond Portfolio and PIMCO Total Return Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Yang Lu, CFA, Brighthouse Balanced Plus Portfolio (Overlay Portion)	Registered Investment Companies	6	$3,605,000,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

Graham A. Rennison, Brighthouse Balanced Plus Portfolio (Overlay Portion)	Registered Investment Companies	21	$10,081,000,000	0	N/A
	Other Pooled Investment Vehicles	1	$63,000,000	0	N/A
	Other Accounts	2	$719,000,000	0	N/A

David L. Braun, CFA, Brighthouse Balanced Plus Portfolio (Overlay Portion)	Registered Investment Companies	6	$17,123,000,000	0	N/A
	Other Pooled Investment Vehicles	2	$1,720,000,000	0	N/A
	Other Accounts	95	$169,115,000,000	2	$1,177,000,000

Scott A. Mather, PIMCO Total Return Portfolio	Registered Investment Companies	21	$109,379,000,000	0	N/A
	Other Pooled Investment Vehicles	17	$13,666,000,000	0	N/A
	Other Accounts	91	$45,813,000,000	7	$5,411,000,000

Mark R, Kiesel, PIMCO Total Return Portfolio	Registered Investment Companies	23	$155,977,000,000	0	N/A
	Other Pooled Investment Vehicles	41	$63,617,000,000	1	$176,000,000
	Other Accounts	101	$81,325,000,000	4	$1,843,000,000

Stephen Rodosky, PIMCO Inflation Protected Bond Portfolio	Registered Investment Companies	24	$34,963,000,000	0	N/A
	Other Pooled Investment Vehicles	6	$766,000,000	0	N/A
	Other Accounts	22	$8,950,000,000	5	$2,155,000,000

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Mohit Mittal, PIMCO Total Return Portfolio	Registered Investment Companies	29	$126,474,000,000	0	N/A
	Other Pooled Investment Vehicles	22	$38,439,000,000	2	$2,457,000,000
	Other Accounts	146	$100,651,000,000	7	$2,242,000,000

Daniel He, PIMCO Inflation Protected Bond Portfolio	Registered Investment Companies	17	$21,939,000,000	0	N/A
	Other Pooled Investment Vehicles	1	$261,000,000	0	N/A
	Other Accounts	7	$1,834,000,000	1	$185,000,000

Material Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Portfolio, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Portfolios, track the same index a Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios. The other accounts might also have different investment objectives or strategies than the Portfolios. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Portfolios. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Portfolio in a manner beneficial to the investing account but detrimental to the Portfolio. Conversely, PIMCO’s duties to the Portfolios, as well as regulatory or other limitations applicable to the Portfolios, may affect the courses of action available to PIMCO-advised accounts (including certain Portfolios) that invest in the Portfolios in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with AllianzSE, a large multi-national financial institution, conflicts similar to those described below may occur between the Portfolios or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Portfolios or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Portfolios or other accounts managed by PIMCO. In addition, because certain Clients (as defined below) are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Portfolio. Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of a Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Portfolios or other accounts managed by PIMCO (each a “Client,” and collectively, the “Clients”), but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for a Client that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients, including Clients that are PIMCO affiliates, in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in Portfolios) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolios and such other accounts on a fair and equitable basis over time.

PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client’s best interest. For more information regarding PIMCO’s actual or potential conflicts of interest, please refer to Item 10 and Item 11 in PIMCO’s Form ADV, Part 2A.

Compensation

Portfolio Manager Compensation

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values.

Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers;

•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and

•	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components:. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary — Base salary is determined based on core job responsibilities, positions/levels, and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus — Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

•

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Portfolios) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

•	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

•

Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

•	Contributions to mentoring, coaching and/or supervising members of team;

•	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;

•	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation — The Long Term Incentive Plan (“LTIP”) which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

•

The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success.

Eligibility to participate in LTIP is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

Brighthouse Small Cap Value Portfolio

Delaware Investments Fund Advisers:

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Christopher S. Beck, CFA	Registered Investment Companies	8	$9,000,000,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	6	$531,000,000	0	N/A

Steven G. Catricks, CFA	Registered Investment Companies	8	$9,000,000,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	4	$370,700,000	0	N/A

Kelley McKee Carabasi, CFA	Registered Investment Companies	8	$9,000,000,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	4	$370,700,000	0	N/A

Kent P. Madden, CFA	Registered Investment Companies	8	$9,000,000,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	4	$370,700,000	0	N/A

Michael Foley, CFA	Registered Investment Companies	8	$9,000,000,000	0	N/A
	Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	4	$370,700,000	0	N/A

Material Conflicts of Interest

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Portfolio and the investment actions for each such other fund or account and the Portfolio may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or the Portfolio. Additionally, the management of multiple other funds or accounts and the Portfolio may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Portfolio. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust, has adopted procedures designed to allocate investments fairly across multiple funds and accounts.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While the Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation

Each portfolio manager’s compensation consists of the following:

Base Salary — each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus — each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Investment Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the one-, three-, and five-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly, Lipper, Inc.) peer groups and the performance of institutional composites relative to the appropriate indices. The three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Portfolio managers participate in retention programs, including the Macquarie Investment Management Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Investment Management Notional Investment Plan — a portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within the MIM Funds pursuant to the terms of the Macquarie Investment Management Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of the investment (depending on the level of employee).

Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie Group Limited (“Macquarie”) equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation — Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

Wells Capital Management Incorporated:

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
James M. Tringas, CFA	Registered Investment Companies	6	$15,250,000,000	0	N/A
	Other Pooled Investment Vehicles	6	$505,950,000	1	$44,100,000
	Other Accounts	15	$1,100,000,000	0	N/A

Bryant VanCronkhite, CFA, CPA	Registered Investment Companies	6	$15,250,000,000	0	N/A
	Other Pooled Investment Vehicles	6	$505,950,000	1	$44,100,000
	Other Accounts	15	$1,100,000,000	0	N/A

Material Conflicts of Interest

WellsCap’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WellsCap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Portfolios and other accounts because the Portfolios may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Portfolios, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Portfolio. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Portfolios. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, WellsCap has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, WellsCap has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Portfolios and any personal accounts the Portfolio Managers may maintain.

Compensation

The compensation structure for WellsCap’s Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. WellsCap participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions. In addition to surveys, WellsCap also considers prior professional experience, tenure, seniority, and a Portfolio Manager’s team size, scope and assets under management when determining his/her fixed base salary. In addition, Portfolio Managers, who meet the eligibility requirements, may participate in Wells Fargo’s 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

WellsCap’s investment incentive program plays an important role in aligning the interests of our portfolio managers, investment team members, clients and shareholders. Incentive awards for portfolio managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5-year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. In the case of the Portfolio, the benchmark(s) against which the performance of the Portfolio’s portfolio may be compared for these purposes generally are indicated in the “Average Annual Total Returns” table in the Prospectus. Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as long term incentive. The long term portion of incentives generally carry a pro-rated vesting schedule over a three year period. For many of our portfolio managers, WellsCap further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, our investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

Clarion Global Real Estate Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
T. Ritson Ferguson	Registered Investment Companies	5	$3,304,670,650	0	N/A
	Other Pooled Investment Vehicles	8	$742,454,335	2	$212,473,056
	Other Accounts	21	$1,995,021,236	2	$711,526,392

Joseph P. Smith	Registered Investment Companies	5	$3,304,670,650	0	N/A
	Other Pooled Investment Vehicles	9	$1,086,180,390	2	$212,473,056
	Other Accounts	21	$1,995,021,236	2	$711,526,392

Christopher S. Reich	Registered Investment Companies	4	$2,069,006,401	0	N/A
	Other Pooled Investment Vehicles	8	$899,873,256	1	$197,962,667
	Other Accounts	21	$1,995,021,236	2	$711,526,392

Material Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, that could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

CBRE Clarion recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base. Such policies and procedures include, but are not limited to, (i) investment process, portfolio management and trade allocation procedures (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).

Compensation

In principle, portfolio manager compensation is not based on the performance of any particular account, including the Portfolio, nor is compensation based on the level of Portfolio assets.

Compensation for each portfolio manager is structured as follows:

Base Salary — Each portfolio manager receives a base salary. Base salaries have been established at a competitive market level and are set forth in the portfolio manager’s employment agreement. Base salaries are reviewed periodically by the CBRE Clarion Compensation Committee and its Board of Directors, but adjustments are expected to be relatively infrequent.

Bonus — Portfolio manager bonuses are drawn from an incentive compensation pool into which a significant percentage of firm’s pre-tax profits is set aside. Incentive compensation allocations are determined by the Compensation Committee based on a variety of factors, including the performance of particular investment strategies. To avoid the pitfalls of relying solely on a rigid performance format, however, incentive compensation decisions also take into account other important factors, such as the portfolio manager’s contribution to the team, firm, and overall investment process. Each of the portfolio managers is a member of the Committee. Incentive compensation allocations are reported to the Board of Directors, but the Board’s approval is not required.

Deferred Compensation — CBRE Clarion requires deferral of a percentage of incentive compensation exceeding a certain threshold in respect of a single fiscal year. The Compensation Committee may, in its discretion, require the deferral of additional amounts. Such deferred amounts are subject to the terms of a Deferred Bonus Plan adopted by the Board of Directors. The purpose of the Deferred Bonus Plan is to foster the retention of key employees, to focus plan participants on value creation and growth and to encourage continued cooperation among key employees in providing services to CBRE Clarion’s clients. The value of deferred bonus amounts is tied to the performance of CBRE Clarion investment funds chosen by the Compensation Committee; provided, that the Committee may elect to leave a portion of the assets uninvested. Deferred compensation vests incrementally, one-third after 2 years, 3 years and 4 years. The Deferred Bonus Plan provides for forfeiture upon voluntary termination of employment, termination for cause or conduct detrimental to the firm.

Profit Participation — Each of the portfolio managers is a principal and owns shares of the firm. The firm distributes its income to its owners each year, so each portfolio manager receives income distributions corresponding to his ownership share. Ownership is structured so that the firm’s principals receive an increasing share of the firm’s profit over time. In addition, a principal may forfeit a portion of his ownership if he resigns voluntarily.

Other Compensation — Portfolio managers may also participate in benefit plans and programs available generally to all employees, such as CBRE Group’s 401(k) plan.

Frontier Mid Cap Growth Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Christopher J. Scarpa	Registered Investment Companies	2	$4,791,100,154	1	$2,316,252,459
	Other Pooled Investment Vehicles	1	$213,361,823	0	N/A
	Other Accounts	17	$1,013,796,987	1	$529,549,525

Ravi Dabas	Registered Investment Companies	2	$4,791,100,154	1	$2,316,252,459
	Other Pooled Investment Vehicles	1	$213,361,823	0	N/A
	Other Accounts	17	$1,013,796,987	1	$529,549,525

Material Conflicts of Interest

In connection with its management of clients’ accounts, Frontier is subject to a number of actual or apparent conflicts of interest. These conflicts may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees) or accounts in which the portfolio manager has a personal investment. In addition, conflicts may arise relating to the allocation of investments among accounts with similar investment objectives but managed by different portfolio managers.

Frontier’s portfolio managers typically manage multiple accounts. Generally, however, accounts within a particular investment strategy (e.g., mid cap growth) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in the same strategy with similar objectives, which tend to minimize the potential for conflicts of interest.

Frontier has adopted trade allocation and aggregation policies that seek to treat all clients fairly and equitably. These policies address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions and aggregations of orders across multiple accounts. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.

Compensation

Frontier’s portfolio manager compensation structure is designed to align the interest of portfolio managers with those of the shareholders whose assets they manage. Frontier’s portfolio manager compensation program consists of a base salary, annual bonus, and participation in company-funded retirement plans. In addition, all of Frontier’s portfolio managers are partners at Frontier, which entitles them to share in the firm’s profits and the long-term growth of the firm. The annual bonus is variable and based partially or primarily upon management-fee revenues generated from client accounts.

Harris Oakmark International Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
David G. Herro, CFA	Registered Investment Companies	13	$33,600,000,000	0	N/A
	Other Pooled Investment Vehicles	32	$16,500,000,000	3	$976,900,000
	Other Accounts	36	$11,500,000,000	0	N/A

Michael L. Manelli, CFA	Registered Investment Companies	10	$30,500,000,000	0	N/A
	Other Pooled Investment Vehicles	16	$10,300,000,000	3	$976,900,000
	Other Accounts	21	$5,000,000,000	0	N/A

Material Conflicts of Interest

Conflicts may arise when Harris Associates L.P. (“Harris”) manages the Portfolio and has discretionary authority over other accounts. Specifically, conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Portfolio and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, Harris, the adviser to the Portfolio, makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Portfolio, based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is Harris’ policy to allocate investment opportunities to each account, including the Portfolio, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price received from a broker-dealer, and where the order has not been completely filled, each institutional account, including the Portfolio, will generally participate on a pro rata basis.

Additionally, a conflict of interest might exist in the exercise of Harris’ proxy voting authority. For example, a conflict could arise when an issuer who is soliciting proxy votes also has a client relationship with Harris, when a client of Harris is involved in a proxy contest (such as a corporate director) or when one of Harris’ employees has a personal interest in a proxy matter.

Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise. Harris seeks to anticipate circumstances that could cause a conflict between the firm and its employees on the one hand and the firm’s clients on the other. Harris has adopted and enforces a Code of Ethics that sets forth specific requirements and restrictions to address and help mitigate potential conflicts.

Compensation

David G. Herro and Michael L. Manelli are the portfolio managers of the Portfolio. Each of the portfolio managers is an employee of Harris. The portfolio managers are compensated solely by Harris. Compensation for each of the portfolio managers is based on Harris’ assessment of the individual’s long-term contribution to the investment success of Harris. Each portfolio manager receives a base salary and participates in a discretionary bonus pool. In addition, most of the portfolio managers also participate in a long-term compensation plan that provides current compensation to certain key employees and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time.

The determination of the amount of each portfolio manager’s base salary and discretionary bonus pool participation and, where applicable, participation in the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris’ domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers’ compensation is not based solely on an evaluation of the performance of the portfolios or the amount of assets under management. Performance is measured in a number of ways, including by portfolio and by strategy, and is compared to one or more of the following benchmarks: S&P 500, Russell Mid-Cap Value, Russell 1000® Value, Lipper Balanced, 60/40 S&P/Barclays (60% S&P 500 and 40% Bloomberg Barclays Bond Index), MSCI World Index, MCSI World ex-U.S. Index, MSCI World ex-U.S. Small Cap Index and Harris’ approved lists of stocks, depending on whether the portfolio manager manages portfolios in the particular strategy to which these benchmarks would be applicable. Performance is measured over short- and long-term periods, including one year, three years, five years, ten years, since a portfolio’s inception or since a portfolio manager has been managing the portfolio, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to Harris in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. If a portfolio manager also serves as a research analyst, then such manager may participate in a long-term compensation plan that may provide future compensation upon vesting after a multi-year period. The plan consists of an award, based on a quantitative evaluation of the performance of the investment ideas covered by the analyst over the same multi-year period. In addition, an individual’s other contributions to Harris, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

Invesco Balanced-Risk Allocation Portfolio, Invesco Comstock Portfolio, Invesco Global Equity Portfolio and Invesco Small Cap Growth Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Mark Ahnrud, Invesco Balanced-Risk Allocation Portfolio	Registered Investment Companies	12	$6,617,900,000	0	N/A
	Other Pooled Investment Vehicles	16	$2,294,500,000	0	N/A
	Other Accounts	0	N/A	0	N/A

Chris Devine, Invesco Balanced-Risk Allocation Portfolio	Registered Investment Companies	13	$7,384,000,000	0	N/A
	Other Pooled Investment Vehicles	16	$2,294,500,000	0	N/A
	Other Accounts	0	N/A	0	N/A

Scott Hixon, Invesco Balanced-Risk Allocation Portfolio	Registered Investment Companies	13	$7,384,000,000	0	N/A
	Other Pooled Investment Vehicles	16	$2,294,500,000	0	N/A
	Other Accounts	0	N/A	0	N/A

Christian Ulrich, Invesco Balanced-Risk Allocation Portfolio	Registered Investment Companies	12	$6,617,900,000	0	N/A
	Other Pooled Investment Vehicles	16	$2,294,500,000	0	N/A
	Other Accounts	0	N/A	0	N/A

Scott Wolle, Invesco Balanced-Risk Allocation Portfolio	Registered Investment Companies	13	$7,384,000,000	0	N/A
	Other Pooled Investment Vehicles	22	$5,544,400,000	0	N/A
	Other Accounts	0	N/A	0	N/A

Juan Hartsfield, Invesco Small Cap Growth Portfolio	Registered Investment Companies	6	$8,462,700,000	0	N/A
	Other Pooled Investment Vehicles	1	$4,288,600,000	0	N/A
	Other Accounts	1	$400,300,000	0	N/A

Clay Manley, Invesco Small Cap Growth Portfolio	Registered Investment Companies	4	$7,226,300,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	1	$400,300,000	0	N/A

Justin Sander Invesco Small Cap Growth Portfolio	Registered Investment Companies	2	$4,567,500,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

	Other Accounts Managed					Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category		Total Assets in Accounts in Category		Number of Accounts in Category	Total Assets in Accounts in Category
Kevin Holt, Invesco Comstock Portfolio	Registered Investment Companies	6		$11,252,100,000		0	N/A
	Other Pooled Investment Vehicles	2		$453,200,000		0	N/A
	Other Accounts	4,916	[1]	$854,200,000	[1]	0	N/A

Devin Armstrong, Invesco Comstock Portfolio	Registered Investment Companies	5		$11,044,500,000		0	N/A
	Other Pooled Investment Vehicles	0		N/A		0	N/A
	Other Accounts	4,916	[1]	$854,200,000	[1]	0	N/A

Charles DyReyes, Invesco Comstock Portfolio	Registered Investment Companies	5		$11,044,500,000		0	N/A
	Other Pooled Investment Vehicles	0		N/A		0	N/A
	Other Accounts	4,916	[1]	$854,200,000	[1]	0	N/A

James Warwick, Invesco Comstock Portfolio	Registered Investment Companies	5		$11,044,500,000		0	N/A
	Other Pooled Investment Vehicles	0		N/A		0	N/A
	Other Accounts	4,916	[1]	$854,200,000	[1]	0	N/A

John Delano, CFA, Invesco Global Equity Portfolio	Registered Investment Companies	8		$21,126,700,000		0	N/A
	Other Pooled Investment Vehicles	2		$296,800,000		0	N/A
	Other Accounts	2	[1]	$185,100,000	[1]	0	N/A

[1]

These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco and the Invesco Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•

Invesco determines which broker to use to execute each order for securities transactions for the funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Funds accounts managed has a performance fee.

Invesco and the funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available considering investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Advisor	Performance time period(i)
Invesco(ii)(iii)	One-, Three- and Five-year performance against Fund peer group.

(i)	Rolling time periods based on calendar year end.
(ii)	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period.
(iii)

Portfolio Managers for Invesco Comstock Portfolio’s compensation is based on the one-, three- and five-year performance against the fund’s peer group. Furthermore, for the portfolio manager(s) formerly managing the predecessor fund(s) to the Portfolio in this footnote (iii), they also have a ten-year performance measure.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as annual stock deferral award or an annual fund deferral award. Annual fund deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs available generally to all employees.

Jennison Growth Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category(1)	Total Assets in Accounts in Category(1)	Number of Accounts in Category	Total Assets in Accounts in Category
Kathleen A. McCarragher,	Registered Investment Companies	19	$67,927,451,000	1	$12,034,547,000
	Other Pooled Investment Vehicles	8	$6,213,840,000	0	N/A
	Other Accounts	6	$1,112,986,000	0	N/A

Spiros Segalas,	Registered Investment Companies	12	$61,644,762,000	0	N/A
	Other Pooled Investment Vehicles	3	$1,475,480,000	0	N/A
	Other Accounts	2	$954,025,000	0	N/A

Michael A. Del Balso,	Registered Investment Companies	6	$16,292,110,000	0	N/A
	Other Pooled Investment Vehicles	5	$1,425,818,000	0	N/A
	Other Accounts(2)	2	$500,181,000	0	N/A

Blair A. Boyer	Registered Investment Companies	14	$65,823,159,000	1	$12,034,547,000
	Other Pooled Investment Vehicles	7	$5,376,359,000	0	N/A
	Other Accounts	29	$9,781,557,000	0	N/A

Natasha Kuhlkin	Registered Investment Companies	16	$64,189,408,000	0	N/A
	Other Pooled Investment Vehicles	11	$6,591,695,000	0	N/A
	Other Accounts(2)	21	$2,798,449,000	0	N/A

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category(1)	Total Assets in Accounts in Category(1)	Number of Accounts in Category	Total Assets in Accounts in Category
Rebecca Irwin	Registered Investment Companies	15	$22,442,830,000	0	N/A
	Other Pooled Investment Vehicles	6	$4,100,072,000	0	N/A
	Other Accounts	11	$1,904,387,000	0	N/A

(1)	Excludes performance fee accounts.
(2)	“Other accounts” excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

Material Conflicts of Interest

Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

•

Long only accounts/long-short accounts: Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.

•

Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.

•

Investments at different levels of an issuer’s capital structure: To the extent different clients invest across multiple strategies or asset classes, Jennison may invest client assets in the same issuer, but at different levels in the capital structure. Interests in these positions could be inconsistent or in potential or actual conflict with each other.

•

Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.

•

Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients Discretionary clients could be disadvantaged if the non-discretionary clients receive their model investment portfolio and start trading before Jennison has started trading for the discretionary clients.

•

Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising non-discretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

•

Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.

How Jennison Addresses These Conflicts of Interest

The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.

Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest.

•

Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts and between wrap fee program sponsors.

•

Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.

•

Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.

•	Jennison has adopted a code of ethics and policies relating to personal trading.

•	Jennison has adopted a conflicts of interest policy and procedures.

•	Jennison provides disclosure of these conflicts as described in its Form ADV brochure.

Compensation

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same values and level of commitment that are hallmarks of the organization. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. Overall firm profitability determines the size of the investment professional compensation pool. In general, the discretionary cash bonus represents the majority of an investment professional’s compensation.

Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.

The factors reviewed for the portfolio managers are listed below.

The quantitative factors reviewed for the portfolio managers may include:

•

One-, three-, five-year and longer term pre-tax investment performance for groupings of accounts managed in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value). Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.

•

The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.

The qualitative factors reviewed for the portfolio managers may include:

•	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;

•	Qualitative factors such as teamwork and responsiveness;

•

Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation; and

•	Historical and long-term business potential of the product strategies.

JPMorgan Core Bond Portfolio, JPMorgan Global Active Allocation Portfolio and JPMorgan Small Cap Value Portfolio

Other Accounts Managed

	Other Accounts Managed*			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Jeffrey A. Geller, CFA, JPMorgan Global Active Allocation	Registered Investment Companies	32	$82,800,657,000	0	N/A
	Other Pooled Investment Vehicles	44	$59,073,363,000	0	N/A
	Other Accounts	9	$17,074,731,000	0	N/A

Michael Feser, CFA, JPMorgan Global Active Allocation Portfolio	Registered Investment Companies	13	$27,699,542,000	0	N/A
	Other Pooled Investment Vehicles	4	$1,379,750,000	0	N/A
	Other Accounts	1	$316,146,000	0	N/A

Jonathan Cummings, CFA, JPMorgan Global Active Allocation Portfolio	Registered Investment Companies	5	$41,424,000	0	N/A
	Other Pooled Investment Vehicles	24	$15,506,289,000	0	N/A
	Other Accounts	11	$6,024,546,000	4	$3,162,100,000

Grace Koo, Ph.D., JPMorgan Global Active Allocation Portfolio	Registered Investment Companies	8	$20,039,438,000	0	N/A
	Other Pooled Investment Vehicles	2	$294,306,000	0	N/A
	Other Accounts	0	N/A	0	N/A

Matthew Cummings, CFA, JPMorgan Global Active Allocation Portfolio	Registered Investment Companies	7	$15,799,345,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	9	$10,722,279,000	0	N/A

Richard D. Figuly, JPMorgan Core Bond Portfolio	Registered Investment Companies	27	$72,208,510,000	0	N/A
	Other Pooled Investment Vehicles	11	$17,930,428,000	0	N/A
	Other Accounts	15	$5,667,361,000	1	$1,097,991,000

	Other Accounts Managed*			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Justin Rucker, JPMorgan Core Bond Portfolio	Registered Investment Companies	16	$51,098,632,000	0	N/A
	Other Pooled Investment Vehicles	6	$15,029,561,000	0	N/A
	Other Accounts	29	$8,628,723,000	1	$1,097,991,000

Steven Lear, CFA, JPMorgan Core Bond Portfolio	Registered Investment Companies	8	$60,756,276,000	0	N/A
	Other Pooled Investment Vehicles	5	$14,944,124,000	0	N/A
	Other Accounts	9	$2,220,418,000	0	N/A

Phillip Hart, CFA, JPMorgan Small Cap Value Portfolio	Registered Investment Companies	14	$5,562,174,000	0	N/A
	Other Pooled Investment Vehicles	2	$512,526,000	0	N/A
	Other Accounts	4	$871,344,000	0	N/A

Wonseok Choi, PhD, JPMorgan Small Cap Value Portfolio	Registered Investment Companies	18	$7,274,303,000	0	N/A
	Other Pooled Investment Vehicles	1	$132,885,000	0	N/A
	Other Accounts	4	$871,344,000	0	N/A

Jonathan L. Tse, CFA, JPMorgan Small Cap Value Portfolio	Registered Investment Companies	18	$7,274,303,000	0	N/A
	Other Pooled Investment Vehicles	1	$132,885,000	0	N/A
	Other Accounts	4	$871,344,000	0	N/A

Akash Gupta, CFA, JPMorgan Small Cap Value Portfolio	Registered Investment Companies	14	$5,562,174,000	0	N/A
	Other Pooled Investment Vehicles	1	$132,885,000	0	N/A
	Other Accounts	4	$871,344,000	0	N/A

Lindsey Houghton, JPMorgan Small Cap Value Portfolio	Registered Investment Companies	14	$5,562,174,000	0	N/A
	Other Pooled Investment Vehicles	1	$132,885,000	0	N/A
	Other Accounts	4	$871,344,000	0	N/A

*	The total value and number of accounts managed by the portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.

Material Conflict of Interest

The chart above shows the number, type and market value as of a specified date of the accounts other than the Portfolios that are managed by the Portfolios’ portfolio managers. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the

Portfolios (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Subadviser’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy.

Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.

The Subadviser and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to a Portfolio or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Subadviser and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Subadviser or its affiliates could be viewed as having a conflict of interest to the extent that the Subadviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Subadviser’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Subadviser and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Subadviser or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Subadviser and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase the Subadviser’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Subadviser or its affiliates manage accounts that engage in short sales of securities of the type in which a Portfolio invests, the Subadviser or its affiliates could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, the Subadviser or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments the Subadviser or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a Portfolio from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Portfolio’s objectives.

The goal of the Subadviser and its affiliates is to meet their fiduciary obligation with respect to all clients. The Subadviser and its affiliates have policies and procedures that seek to manage conflicts. The Subadviser and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the Subadviser’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, the Subadviser and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with the Subadviser’s and its affiliates’ duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the Subadviser and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, the Subadviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Subadviser or its affiliates so that fair and equitable allocation will occur over time.

Compensation

JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.

In determining portfolio manager compensation, JPMorgan uses a balanced discretionary approach to assess performance against four broad categories: (1) business results; (2) risk and control; (3) customers and clients; and (4) people and leadership.

These performance categories consider short-, medium- and long-term goals that drive sustained value for clients, while accounting for risk and control objectives. Specifically, portfolio manager performance is evaluated against various factors including the following: (1) blended pre-tax investment performance relative to competitive indices, generally weighted more to the long-term; (2) individual contribution relative to the client’s risk/return objectives; and (3) adherence with JPMorgan’s compliance, risk and regulatory procedures.

Feedback from JPMorgan’s risk and control professionals is considered in assessing performance.

JPMorgan maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time. Long-term awards comprise of up to 60% of overall incentive compensation, depending on an employee’s pay level.

Long-term awards are generally in the form of time-vested JPMC Restricted Stock Units (“RSUs”). However, portfolio managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s Mandatory Investor Plan (“Mandatory Investment Plan”). The Mandatory Investment Plan provides for a rate of return equal to that of the Fund(s) that the portfolio managers manage, thereby aligning portfolio manager’s pay with that of their client’s experience/return. 100% of the portfolio manager’s long-term incentive compensation is eligible for Mandatory Investment Plan with 50% allocated to the specific fund(s) they manage, as determined by their respective manager. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other funds available in the plan or can take the form of RSUs.

Loomis Sayles Global Allocation Portfolio, Loomis Sayles Growth Portfolio, Loomis Sayles Small Cap Core Portfolio and Loomis Sayles Small Cap Growth Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Matthew J. Eagan, CFA, Loomis Sayles Global Allocation Portfolio	Registered Investment Companies	18	$30,245,520,838	0	N/A
	Other Pooled Investment Vehicles	30	$12,203,835,455	0	N/A
	Other Accounts	126	$22,719,361,478	5	$657,811,630

Eileen N. Riley, CFA, Loomis Sayles Global Allocation Portfolio	Registered Investment Companies	1	$3,059,133,209	0	N/A
	Other Pooled Investment Vehicles	8	$4,862,722,102	0	N/A
	Other Accounts	22	$9,100,000	0	N/A

Lee M. Rosenbaum, Loomis Sayles Global Allocation Portfolio	Registered Investment Companies	1	$3,059,133,209	0	N/A
	Other Pooled Investment Vehicles	8	$4,862,722,102	0	N/A
	Other Accounts	14	$11,168,206	0	N/A

David Rolley, CFA, Loomis Sayles Global Allocation Portfolio	Registered Investment Companies	3	$2,398,103,841	0	N/A
	Other Pooled Investment Vehicles	32	$11,957,900,963	0	N/A
	Other Accounts	55	$25,779,843,506	6	$10,737,194,006

Aziz V. Hamzaogullari, CFA, Loomis Sayles Growth Portfolio	Registered Investment Companies	32	$30,468,770,850	0	N/A
	Other Pooled Investment Vehicles	19	$12,348,989,877	2	$666,546,555
	Other Accounts	146	$31,628,652,502	1	$318,032,036

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
John J. Slavik, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio	Registered Investment Companies	3	$3,247,393,408	0	N/A
	Other Pooled Investment Vehicles	3	$1,516,878,445	0	N/A
	Other Accounts	38	$1,785,532,021	0	N/A

Mark F. Burns, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio	Registered Investment Companies	3	$3,247,393,408	0	N/A
	Other Pooled Investment Vehicles	3	$1,516,878,445	0	N/A
	Other Accounts	33	$1,787,399,231	0	N/A

Joseph R. Gatz, Loomis Sayles Small Cap Core Portfolio	Registered Investment Companies	3	$848,934,016	0	N/A
	Other Pooled Investment Vehicles	2	$572,882,951	0	N/A
	Other Accounts	46	$1,091,187,632	0	N/A

Jeffrey Schwartz, Loomis Sayles Small Cap Core Portfolio	Registered Investment Companies	3	$848,934,016	0	N/A
	Other Pooled Investment Vehicles	2	$572,882,951	0	N/A
	Other Accounts	53	$1,075,584,065	0	N/A

Material Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Portfolios and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Portfolios, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.

Compensation

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan, and a defined benefit plan to all employees hired before May 3, 2003.

Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and personal conduct. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed-income managers and 70% of the total for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the firm’s Chief Investment Officer (“CIO”) and senior management. The firm’s CIO and senior management evaluate these other factors annually.

Equity Manager. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of Loomis Sayles’ institutional composites to the performance of the applicable Morningstar peer group and/or the Lipper universe. Generally speaking the performance of the respective product’s fund is compared against the applicable Morningstar peer group and/or the Lipper universe. To the extent the majority of assets managed in the fund strategy are for institutional separate accounts, the eVestment Alliance institutional peer group will also be used as an additional comparison. In situations where substantially all of the assets for the strategy are institutional, the institutional peer group will be used as the primary method of comparison. A manager’s performance relative to the peer group for the 1, 3 and 5 year periods, or since the start of the manager’s tenure, if shorter, is used to calculate the amount of variable compensation payable due to performance. Longer-term performance is typically weighted more than shorter-term performance. In addition, the performance measurement for equity compensation usually incorporates a consistency metric using longer term rolling returns compared to the peer group over a sustained measurement period; however the exact method may be adjusted to a product’s particular style. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmarks used for the equity investment styles utilized for Loomis Sayles Global Allocation Portfolio are the Russell 1000® Value Index and the Russell 1000® Growth Index. The benchmarks used for the investment styles utilized for Loomis Sayles Small Cap Core Portfolio is the Russell 2000® Value Index (for the small cap value portion of the Portfolio) and the Russell 2000® Growth Index (for the small cap growth portion of the Portfolio). The benchmark used for the investment style utilized for Loomis Sayles Small Cap Growth Portfolio is the Russell 2000 Growth Index.

In cases where the institutional peer groups are used, Loomis Sayles believes they represent the most competitive product universe while closely matching the investment styles offered by the Loomis Sayles fund.

Fixed-Income Managers. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of Loomis Sayles’ institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The customized peer group is created by Loomis Sayles and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, Loomis Sayles analyzes the five or seven year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed-income manager performance because it believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles.

The external benchmark used for the fixed income investment style utilized by the Loomis Sayles Global Allocation Portfolio is the MSCI All Country Index & FTSE World Government Bond Index.

In addition to the compensation described above, portfolio managers may receive additional compensation based on the overall growth of their strategies.

General

Most mutual funds do not directly contribute to a portfolio manager’s overall compensation because Loomis Sayles uses the performance of the portfolio manager’s institutional accounts compared to an institutional peer group. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation and apply to certain portfolio managers, certain other investment talent, and certain high-ranking officers. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement, a participant will receive a multi-year payout for his or her vested units; and

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan grants participants an annual participation in company earnings; the annual amount is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there are no post-retirement payments or non-compete covenants but there is a non-solicitation covenant.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan(s).

The plan(s) was/were initially offered to portfolio managers and over time the scope of eligibility widened to include other key investment professionals. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers may also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

In addition, portfolio managers may also participate in the Loomis Sayles deferred compensation plan which requires all Loomis Sayles employees to defer 50% of their annual bonus if in excess of a certain dollar amount, except for those Loomis Sayles employees who will be age 61 or older on the date the bonus is awarded. These amounts are deferred over a two year period with 50% being paid out one year from the bonus anniversary date and the second 50% being paid out two years from the bonus anniversary date. These deferrals are deposited into an investment account on the Loomis Sayles employee’s behalf, but the employee must be with Loomis Sayles on the vesting dates in order to receive the deferred bonus.

Aziz Hamzaogullari

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Mr. Hamzaogullari’s compensation has four components: a competitive base salary, an annual incentive bonus driven by investment performance, participation in a long-term incentive plan (with an annual and a post-retirement payout), and a revenue sharing bonus if certain revenue thresholds and performance hurdles are met. Maximum variable compensation potential is a multiple of base salary and reflects performance achievements relative to peers with similar disciplines. The performance review considers the asset class, manager experience, and maturity of the product. The incentive compensation is based on trailing strategy performance and is weighted at one third for the three-year period, one third for the five-year period and one third for the ten-year period. He also receives performance based compensation as portfolio manager for a private investment fund. The firm’s senior management reviews the components annually.

In addition, Mr. Hamzaogullari participates in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). He may also participate in the Loomis Sayles deferred compensation plan which requires all employees to defer 50% of their annual bonus if in excess of a certain dollar amount, except for those employees who will be age 61 or older on the date the bonus is awarded. These amounts are deferred over a two year period with 50% being paid out one year from the bonus anniversary date and the second 50% being paid out two years from the bonus anniversary date. These deferrals are deposited into an investment account on the employee’s behalf, but the employee must be with Loomis Sayles on the vesting dates in order to receive the deferred bonus.

MetLife Multi-Index Targeted Risk Portfolio (Overlay Portion), MetLife Aggregate Bond Index Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MetLife MSCI EAFE® Index Portfolio, MetLife Russell 2000® Index Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Chris Johnson, MetLife Multi-Index Targeted Risk Portfolio	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

Stacey Lituchy, MetLife Aggregate Bond Index Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MetLife MSCI EAFE® Index Portfolio, MetLife Russell 2000® Index Portfolio	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	28	$16,929,000,000	0	N/A
	Other Accounts	4	$814,000,000	0	N/A

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Norman Hu, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MetLife MSCI EAFE® Index Portfolio, MetLife Russell 2000® Index Portfolio	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	13	$7,240,000,000	0	N/A
	Other Accounts	2	$465,000,000	0	N/A

Mirsad Usejnoski, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MetLife MSCI EAFE Index Portfolio, MetLife Russell 2000® Index Portfolio	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	13	$7,240,000,000	0	N/A
	Other Accounts	2	$465,000,000	0	N/A

Jason Chapin, MetLife Aggregate Bond Index Portfolio	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	15	$9,689,000,000	0	N/A
	Other Accounts	2	$349,000,000	0	N/A

Brian Leonard, MetLife Aggregate Bond Index Portfolio	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	15	$9,689,000,000	0	N/A
	Other Accounts	2	$349,000,000	0	N/A

Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. MIM and certain of its affiliates have adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect portfolio management decisions; however, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. MIM and/or its affiliates manage certain accounts subject to performance-based fees or may have proprietary investments in certain accounts. The side-by-side management of the Portfolios and these other accounts may raise potential conflicts of interest with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions. The performance of a Portfolio’s investments could be adversely affected by the manner in which MIM enters particular orders for all such accounts. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited supply and allocation of investment opportunities generally, could raise a potential conflict of interest, as MIM may have an incentive to allocate securities that are expected to increase in value to favored accounts. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

MIM has adopted a policy to allocate investment opportunities in a fair and equitable manner among client accounts. Orders for the same security on the same day are generally aggregated consistent with MIM’s duty of best execution; however, purchases of fixed income securities cannot always be allocated pro rata across all client accounts with similar investment strategies and objectives. MIM will attempt to mitigate any potential unfairness using an objective methodology that in the good faith judgment of MIM permits a fair and equitable allocation over time.

MIM manages the Portfolios and other client accounts in accordance with their respective investment objectives and guidelines. As a result, MIM may give advice, and take action with respect to any current or future other client accounts that may be opposed to or conflict with the advice MIM may give to a Portfolio, or may involve a different timing or nature of action than with respect to a Portfolio. Where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increases the holding in such security. The results of the investment activities of a Portfolio may differ significantly from the results achieved by MIM for other client accounts.

Compensation

MetLife Investment Management, LLC is a wholly owned subsidiary of MetLife, Inc. The program is a combination of short and long term elements to compensate investment professionals, and non-investment professionals, based on the overall financial success of the firm. The incentive program is primarily comprised of three elements:

(i) Base salary: Base salaries are generally reviewed annually and are based on market competiveness. (ii) Short Term Awards: Individual awards in the form of an annual cash bonus are discretionary and non-formulaic based on firm as well as individual performance. Bonus compensation for senior investment professionals comprises a majority of their total compensation. This portion of compensation is determined subjectively based on qualitative and quantitative factors. Compensation is impacted by the performance of investments under management (i.e., delivering investment performance to clients consistent with portfolio objectives, guidelines and risk parameters) as well as an individual’s qualitative contributions to the organization.

(iii) Long term Awards: Senior level employees are eligible to receive long term equity incentives. These create the motivation for strong individual and business performance over time and the opportunity for long-term alignment with shareholder return and employee retention.

An investment professional’s short and long term awards and the compensation is not tied to any pre-determined or specified level of investment performance.

MFS® Research International Portfolio, MFS® Total Return Portfolio, and MFS® Value Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Victoria Higley, MFS® Research International Portfolio	Registered Investment Companies	4	$16,500,748,994	0	N/A
	Other Pooled Investment Vehicles	2	$168,620,132	0	N/A
	Other Accounts	1	$155,585,932	0	N/A

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Camille Humphries Lee, MFS® Research International Portfolio	Registered Investment Companies	5	$48,407,032,553	0	N/A
	Other Pooled Investment Vehicles	2	$168,620,132	0	N/A
	Other Accounts	1	$155,585,932	0	N/A

Joshua Marston, MFS® Total Return Portfolio	Registered Investment Companies	9	$24,104,357,476	0	N/A
	Other Pooled Investment Vehicles	11	$3,496,837,649	0	N/A
	Other Accounts	25	$1,836,360,920	0	N/A

Steven Gorham, MFS® Total Return Portfolio	Registered Investment Companies	17	$88,400,991,385	0	N/A
	Other Pooled Investment Vehicles	9	$6,770,535,734	0	N/A
	Other Accounts	35	$20,246,145,003	0	N/A

Johnathan Munko, MFS® Total Return Portfolio	Registered Investment Companies	3	$11,155,618,257	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

Katherine Cannan, MFS® Value Portfolio	Registered Investment Companies	11	$66,659,400,903	0	N/A
	Other Pooled Investment Vehicles	3	$3,773,087,037	0	N/A
	Other Accounts	17	$9,139,591,237	0	N/A

Nevin Chitkara, MFS® Value Portfolio	Registered Investment Companies	16	$72,862,033,832	0	N/A
	Other Pooled Investment Vehicles	9	$6,770,535,734	0	N/A
	Other Accounts	35	$20,246,145,003	0	N/A

Robert Persons,[1] MFS® Total Return Portfolio	Registered Investment Companies	17	$34,777,603,138	0	N/A
	Other Pooled Investment Vehicles	11	$5,113,335,498	0	N/A
	Other Accounts	9	$1,509,102,487	0	N/A

Henry Peabody MFS® Total Return Portfolio	Registered Investment Companies	10	$21,674,987,152	0	N/A
	Other Pooled Investment Vehicles	7	$3,793,478,102	0	N/A
	Other Accounts	6	$1,279,707,427	0	N/A

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Alexander Mackey MFS® Total Return Portfolio	Registered Investment Companies	15	$34,792,684,937	0	N/A
	Other Pooled Investment Vehicles	4	$3,049,180,935	0	N/A
	Other Accounts	5	$438,807,796	0	N/A

[1]	It is expected that Mr. Persons will no longer serve as portfolio manager of the MFS® Total Return Portfolio effective on or about June 30, 2021.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Material Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Portfolios and other accounts, and has adopted policies and procedures designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

The management of multiple portfolios and accounts (including proprietary accounts) gives rise to conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances, there are securities which are suitable for a Portfolio’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including proprietary accounts) with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the Portfolio’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolios or account that may adversely affect the value of the Portfolio’s investments. Investments selected for portfolios or accounts other than the Portfolios may outperform investments selected for the Portfolios.

When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as a Portfolio is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolios; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS and/or its affiliates own or have an interest.

To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.

Compensation

MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process. As of December 31, 2020, portfolio manager total cash compensation is a combination of base salary and performance bonus:

•	Base Salary — Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

•	Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

With respect to Mses. Higley and Humphries Lee, the performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management’s assessment of overall portfolio manager contribution to the client experience, the investment process and overall performance (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

With respect to Ms. Cannan and Messrs. Taylor, Marston, Gorham, Munko, Peabody, Mackey, Sage, Chitkara, and Persons, the performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2020, the following benchmarks were used to measure the following portfolio managers’ performance for the following Portfolios:

Portfolio Manager	Portfolio(s)	Benchmark(s)
Joshua Marston	MFS® Total Return Portfolio	Bloomberg Barclays U.S. Aggregate Bond Index

Steven Gorham	MFS® Total Return Portfolio	Standard & Poor’s 500 Stock Index
Russell 1000® Value Index

Portfolio Manager	Portfolio(s)	Benchmark(s)

Nevin Chitkara	MFS® Value Portfolio	Russell 1000® Value Index

Robert Persons[1]	MFS® Total Return Portfolio	Bloomberg Barclays U.S. Aggregate Bond Index

Katherine Cannan	MFS® Value Portfolio	Russell 1000® Value Index

Johnathan Munko	MFS® Total Return Portfolio	Russell 1000® Value Index

Standard & Poor’s 500 Stock Index

Henry Peabody	MFS® Total Return Portfolio	Bloomberg Barclays U.S. Aggregate Bond Index

Alexander Mackey	MFS® Total Return Portfolio	Bloomberg Barclays U.S. Aggregate Bond Index

[1]	It is expected that Mr. Persons will no longer serve as portfolio manager of the MFS® Total Return Portfolio effective on or about June 30, 2021.

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from Portfolios’ and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

MFS Equity Plan—Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Morgan Stanley Discovery Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Dennis Lynch	Registered Investment Companies	22	$44,440,420,717	0	N/A
	Other Pooled Investment Vehicles	22	$29,225,801,384	0	N/A
	Other Accounts	17	$9,511,485,387	2	$671,771,415

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Sam Chainani	Registered Investment Companies	21	$44,415,969,720	0	N/A
	Other Pooled Investment Vehicles	21	$29,215,976,663	0	N/A
	Other Accounts	16	$9,385,810,384	2	$671,771,415

Jason Yeung	Registered Investment Companies	21	$44,415,969,720	0	N/A
	Other Pooled Investment Vehicles	21	$29,215,976,663	0	N/A
	Other Accounts	16	$9,385,810,384	2	$671,771,415

Armistead Nash	Registered Investment Companies	21	$44,415,969,720	0	N/A
	Other Pooled Investment Vehicles	21	$29,215,976,663	0	N/A
	Other Accounts	16	$9,385,810,384	2	$671,771,415

David Cohen	Registered Investment Companies	21	$44,415,969,720	0	N/A
	Other Pooled Investment Vehicles	21	$29,215,976,663	0	N/A
	Other Accounts	16	$9,385,810,384	2	$671,771,415

Alexander Norton	Registered investment Companies	21	$44,415,969,720	0	N/A
	Other Pooled Investment Vehicles	21	$29,215,976,663	0	N/A
	Other Accounts	16	$9,385,810,384	2	$671,771,415

Material Conflicts of Interest

As a diversified global financial services firm, Morgan Stanley, the parent company of Morgan Stanley Investment Management Inc. (“MSIM”), engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund. Morgan Stanley has advised clients and has sponsored, managed or advised other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.

Material Non-Public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to MSIM. If such information becomes available, MSIM may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. MSIM may also from time to time be subject to contractual ‘‘stand-still’’ obligations and/or confidentiality obligations that may restrict its ability to trade in certain investments on a Fund’s behalf. In addition, MSIM may be precluded from disclosing such information to an Investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, MSIM may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made by a Fund, and MSIM may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the Investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with Morgan Stanley unrelated to that of a Fund. Furthermore, access to certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley in order to manage potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act. Accordingly, MSIM’s ability to source investments from other business units within Morgan Stanley may be limited and there can be no assurance that MSIM will be able to source any investments from any one or more parts of the Morgan Stanley network.

MSIM may restrict its investment decisions and activities on behalf of the Funds in various circumstances, including because of applicable regulatory requirements or information held by MSIM. MSIM might not engage in transactions or other activities for, or enforce certain rights in favor of, a Fund due to Morgan Stanley’s activities outside the Funds (e.g., MSIM may refrain from making investments for the Funds that would cause Morgan Stanley to exceed position limits or cause Morgan Stanley to have additional disclosure obligations and may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution) and regulatory requirements, policies and reputational risk assessments.

Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, MSIM generally will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley relating to business transactions for clients (including transactions in investing, banking, prime brokerage and certain other areas), and generally will not manage the Funds with the benefit of information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that may be adverse to the Funds, and will not have any obligation or other duty to share information with MSIM.

In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures, personnel on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” MSIM faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of MSIM to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that MSIM may otherwise have purchased or sold for a Fund in the absence of a wall crossing). In managing conflicts of interest that arise because of the foregoing, MSIM generally will be subject to fiduciary requirements. Information barriers also exist between certain businesses within MSIM, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and MSIM will also apply to the businesses within MSIM. As a result, a Fund may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been able to do so, which could adversely affect a Fund. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in MSIM, MSIM limits an activity or transaction for a Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including MSIM and the Investment team, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an Investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with MSIM. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for MSIM to favor such other accounts.

Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to a Fund beforehand. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within a Fund’s investment objectives. A Fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to a Fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to a Fund’s advantage. There can be no assurance that a Fund will have an opportunity to participate in certain opportunities that fall within its investment objectives.

To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, MSIM has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of MSIM, including the Funds, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of MSIM. Each client of MSIM that is subject to the allocation policies and procedures, including each Fund, is assigned a portfolio manager by MSIM. The portfolio managers review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of a Fund.

It is possible that Morgan Stanley or an Affiliated Investment Account will invest in a company that is or becomes a competitor of a company of which a Fund holds an investment. Such investment could create a conflict between the Fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with a Fund.

In addition, certain investment professionals who are involved in a Fund’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by MSIM and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with our portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for a Fund.

It should be noted that Morgan Stanley may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts, and accordingly Morgan Stanley’s investment in a Fund may not be a determining factor in the outcome of any of the foregoing conflicts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.

MSIM and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, a Fund even though such other clients’ investment objectives may be similar to those of the Fund.

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to that of a Fund. Furthermore, from time to time, MSIM or its affiliates may invest “seed” capital in a Fund, typically to enable the Fund to commence investment operations and/or achieve sufficient scale. MSIM and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a Fund.

Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to a Fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.

Morgan Stanley’s sales and trading, financing, and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting, or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not a Fund’s interests.

Subject to the limitations of applicable law, a Fund may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.

Morgan Stanley’s Investment Banking Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankrupcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.

Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit a Fund’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between a Fund’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.

To the extent that Morgan Stanley advises creditor or debtor companies in the financial restructuring of companies either prior to or after filing for protection under Chapter 11 of the Bankruptcy Code or similar laws in other jurisdictions, MSIM’s flexibility in making investments in such restructurings on a Fund’s behalf may be limited.

Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis a Fund’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.

To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which a Fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by MSIM) with a Fund, and any advisory fees payable will not be reduced thereby.

Morgan Stanley’s Marketing Activities. Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which a Fund may invest. Subject to the restrictions of the 1940 Act, including Section 10(f) thereof, a Fund may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with MSIM or the Funds. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley’s clients with respect to an issuer of securities in which a Fund has an investment may be adverse to MSIM’s or a Fund’s best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in MSIM’s or a Fund’s best interests.

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. A Fund may be precluded from participating in a transaction with or relating to the company being sold under these circumstances.

Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and a Fund, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to a Fund.

In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by MSIM on a Fund’s behalf.

Principal Investments. To the extent permitted by applicable law, there may be situations in which a Funds’ interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or their affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.

Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which a Fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which a Fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and the Morgan Stanley funds, investment vehicles and accounts (which may or may not include a Fund) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Morgan Stanley funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with a Fund or offset advisory fees payable.

Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when a Fund invests in certain companies or other entities, other funds affiliated with MSIM may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by MSIM may invest in the companies or other entities in which a Fund has made an investment. Under such circumstances, a Fund and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by a Fund are different from (or take priority over) those held by such other funds, MSIM may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by a Fund.

Allocation of Expenses. Expenses may be incurred that are attributable to a Fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which a Fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. MSIM and its affiliates intend to allocate such common expenses among a Fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as may be required by applicable law.

Temporary Investments. To more efficiently invest short-term cash balances held by a Fund, MSIM may invest such balances on an overnight “sweep” basis in shares of one or more money market funds or other short-term vehicles. It is anticipated that the investment adviser to these money market funds or other short-term vehicles may be MSIM (or an affiliate) to the extent permitted by applicable law, including Rule 12d1-1 under the 1940 Act. In such a case, the affiliated investment adviser may receive asset-based fees in respect of a Fund’s investment (which will reduce the net return realized by a Fund).

Transactions with Affiliates. MSIM might purchase securities from underwriters or placement agents in which an affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. MSIM will not purchase securities on behalf of a Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by MSIM on behalf of a Fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when the Funds use service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.

General Process with Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between MSIM, related persons of MSIM and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, MSIM has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. MSIM seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

Compensation

Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Sub-Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

•	Cash Bonus.

•	Deferred Compensation:

•

A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•

IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Sub-Adviser’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by Investment Management. Portfolio managers are required to notionally invest a minimum of 25% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•

Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Investment Management compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•	Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager

•	Revenue and profitability of the Firm

•	Return on equity and risk factors of both the business units and Morgan Stanley

•	Assets managed by the portfolio manager

•	External market conditions

•	New business development and business sustainability

•	Contribution to client objectives

•	Individual contribution and performance

Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

Neuberger Berman Genesis Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Judith M. Vale	Registered Investment Companies	1	$11,838,000,000	0	N/A
	Other Pooled Investment Vehicles	2	$590,000,000	0	N/A
	Other Accounts	264	$3,922,000,000	2	$1,090,000,000

Robert W. D’Alelio	Registered Investment Companies	1	$11,838,000,000	0	N/A
	Other Pooled Investment Vehicles	2	$590,000,000	0	N/A
	Other Accounts	264	$3,922,000,000	2	$1,090,000,000

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Brett S. Reiner	Registered Investment Companies	1	$11,838,000,000	0	N/A
	Other Pooled Investment Vehicles	2	$590,000,000	0	N/A
	Other Accounts	264	$3,922,000,000	2	$1,090,000,000

Gregory G. Spiegel	Registered Investment Companies	1	$11,838,000,000	0	N/A
	Other Pooled Investment Vehicles	2	$590,000,000	0	N/A
	Other Accounts	264	$3,922,000,000	2	$1,090,000,000

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager for NBIA has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund, and which may include transactions that are directly contrary to the positions taken by a fund. For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which a fund it manages also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent a fund from participating in a transaction that another account or fund managed by the same Portfolio Manager will invest. For example, the Investment Company Act of 1940, as amended, prohibits the mutual funds from participating in certain transactions with certain of its affiliates and from participating in “joint” transactions alongside certain of its affiliates. The prohibition on “joint” transactions may limit the ability of the funds to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance and may reduce the amount of privately negotiated transactions that the funds may participate in. Further, NBIA may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including a fund, having similar or different objectives. A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure). Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the funds. Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than a fund may outperform the securities selected for the fund. Finally, a conflict of interest may arise if NBIA and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible. In the ordinary course of operations certain businesses within the Neuberger Berman organization (“Neuberger Berman”) may seek access to material non-public information. For instance, NBIA loan portfolio managers may utilize material non-public information in purchasing loans and from time to time, may be offered the opportunity on behalf of applicable clients to participate on a creditors committee, which participation may provide access to material non-public information. Neuberger Berman maintains procedures that address the process by which material non-public information may be acquired intentionally by Neuberger Berman. When considering whether to acquire material non-public information, Neuberger Berman will take into account the interests of all clients and will endeavor to act fairly to all clients. The intentional acquisition of material non-public information may give rise to a potential conflict of interest since Neuberger Berman may be prohibited from rendering investment advice to clients regarding the public securities of such issuer and thereby potentially limiting the universe of public securities that Neuberger Berman, including a fund, may purchase or potentially limiting the ability of Neuberger Berman, including a fund, to sell such securities. Similarly, where Neuberger Berman declines access to (or otherwise does not receive) material non-public information regarding an issuer, the portfolio managers may base investment decisions for its clients, including a fund, with respect to loan assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions.

NBIA has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

NBIA’s compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. NBIA is also focused on creating a compensation process that it believes is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions. The percentage of revenue a Portfolio Manager receives pursuant to this arrangement will vary based on certain revenue thresholds.

The terms of NBIA’s long-term retention incentives are as follows:

Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity. NBIA also offers an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman. For confidentiality and privacy reasons, NBIA cannot disclose individual equity holdings or program participation.

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Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

•

Restrictive Covenants. Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, NBIA cannot disclose individual restrictive covenant arrangements.

Proxy Voting

NBIA has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting. The following is a summary of the Proxy Voting Policy.

The Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass Lewis to vote proxies in accordance with NBIA voting guidelines, or in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of Glass Lewis.

NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.

In the event that an investment professional at NBIA believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with NBIA proxy voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in the requested manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

PanAgora Global Diversified Risk Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Edward Qian, Ph.D., CFA	Registered Investment Companies	3	$1,414,228,408	0	N/A
	Other Pooled Investment Vehicles	106	$12,655,339,490	4	$177,589,300
	Other Accounts	24	$3,563,153,254	0	N/A

Bryan Belton, CFA	Registered Investment Companies	3	$1,414,228,408	0	N/A
	Other Pooled Investment Vehicles	106	$12,655,339,490	4	$177,589,300
	Other Accounts	24	$3,538,821,914	0	N/A

Jon Beaulieu, CFA	Registered Investment Companies	2	$1,404,936,157	0	N/A
	Other Pooled Investment Vehicles	100	$12,153,461,276	2	$14,778,857
	Other Accounts	2	$1,008,153,293	0	N/A
Material Conflicts of Interest.

The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include retirement plans and separately managed accounts, as well as incubated accounts. The other accounts might have similar investment objectives as the Fund, or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, PanAgora does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, PanAgora believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund, and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Fund. This conflict of interest may be exacerbated to the extent that PanAgora or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the Fund. Notwithstanding this theoretical conflict of interest, it is PanAgora’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Fund, such securities might not be suitable for the Fund given its investment objective and related restrictions.

Compensation

All investment professionals receive industry competitive salaries (based on an annual benchmarking study) and are rewarded with meaningful performance-based annual bonuses. All employees of the firm are evaluated by comparing their performance against tailored and specific objectives. These goals are developed and monitored through the cooperation of employees and their immediate supervisors. Portfolio managers have specific goals regarding the investment performance of the accounts they manage and not revenue associated with these accounts. Long-term investment performance is typically assessed based on performance over multiple time periods against competitors or, for certain strategies, against other relevant investment benchmarks. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and also reflect the performance of PanAgora as a firm. Such targets are reviewed each year to adjust for changes in responsibility and market conditions.

Senior employees of the company can own up to 20% of the economic interest in PanAgora through restricted stock and options awards under the provisions of the PanAgora Employees Ownership Plan. To ensure the retention benefit of the plan, the ownership is subject to a vesting schedule. The ownership is primarily shared by members of the senior management team as well as senior investment and research professionals.

Schroders Global Multi-Asset Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Johanna Kyrklund	Registered Investment Companies	1	$615,996,528	0	N/A
	Other Pooled Investment Vehicles	13	$15,858,843,394	0	N/A
	Other Accounts	3	$1,356,354,232	3	$1,356,354,232

Michael Hodgson	Registered Investment Companies	2	$2,222,000,000	0	N/A
	Other Pooled Investment Vehicles	11	$4,083,000,000	0	N/A
	Other Accounts	44	$33,403,000,000	0	N/A

Material Conflicts of Interest

Whenever a portfolio manager of the Portfolio manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Portfolio and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Portfolio may be seen itself to constitute a conflict with the interest of the Portfolio.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Portfolio. Securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Portfolio’s portfolio managers are compensated for their services to the Portfolio and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health, welfare and other benefits available to all Schroders employees. Certain fund managers may also receive awards under a long-term incentive program. Base salary of Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders’ reviews base salaries annually, targeting increases at employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.

Schroders believes that a discretionary incentive scheme approach is preferable to the use of formulaic arrangements to ensure that good conduct and behaviours in line with the Schroders values are rewarded, to avoid reinforcing or creating conflicts of interest and to encourage a one team attitude. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the bonus to pre-bonus profit ratio before tax and the compensation to revenue ratio of Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods), the level of funds under management and the level of performance fees generated, if any. Schroders also reviews “softer” factors, such as leadership, contribution to other parts of the business, and an assessment of the employee’s behavior and the extent to which it is in line with the firm’s corporate values of excellence, integrity, teamwork, passion, and innovation. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and an assessment of the employee’s behavior and the extent to which it is in line with the firm’s corporate values of excellence, integrity, teamwork, passion and innovation.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and awards of notional cash investments in a range of Schroder Funds. These deferrals vest over a period of three years or more and seek to ensure that the interests of the employees are aligned with those of clients and shareholders.

For the purposes of determining the bonuses for the portfolio managers, the relevant external benchmarks for performance comparison is a benchmark appropriate to the product.

SSGA Emerging Markets Enhanced Index Portfolio, SSGA Growth and Income ETF Portfolio and SSGA Growth ETF Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category*	Total Assets in Accounts in Category*	Number of Accounts in Category*	Total Assets in Accounts in Category*
Simon Roe, CFA, SSGA Emerging Markets Enhanced Index Portfolio	Registered Investment Companies	6	$246,897,271	0	N/A
	Other Pooled Investment Vehicles	49	$9,291,885,104	6	$4,257,802,690
	Other Accounts	29	$17,597,858,973	3	$3,241,612,333

Robert Luiso, CFA, SSGA Emerging Markets Enhanced Index Portfolio	Registered Investment Companies	6	$246,897,271	0	N/A
	Other Pooled Investment Vehicles	49	$9,291,885,104	6	$4,257,802,690
	Other Accounts	29	$17,597,858,973	3	$3,241,612,333

Timothy Furbush, CFA, SSGA Growth ETF Portfolio, SSGA Growth and Income ETF Portfolio	Registered Investment Companies	32	$13,251,885,778	0	N/A
	Other Pooled Investment Vehicles	179	$164,865,008,992	0	N/A
	Other Accounts	297	$135,391,295,631	4	$220,228,617

Michael Martel, SSGA Growth ETF Portfolio, SSGA Growth and Income ETF Portfolio	Registered Investment Companies	32	$13,251,885,778	0	N/A
	Other Pooled Investment Vehicles	179	$164,865,008,992	0	N/A
	Other Accounts	297	$135,391,295,631	4	$220,228,617

*

Assets are managed on a team basis. The number of accounts and total assets for individual team members may vary from the accounts shown above. The table above refers to accounts of the Active Quantitative Equity Group and accounts of the Investment Solutions Group of State Street Global Advisors (“SSGA”), which is comprised of other advisory affiliates of State Street Corporation, including SSGA Funds Management, Inc. (“SSGA FM”), the Portfolios’ Sub-adviser.

Material Conflicts of Interest

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Portfolios. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Portfolios. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Portfolio maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another.

SSGA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSGA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Compensation

SSGA’s culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.

Salary is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSGA performance, and individual overall performance. SSGA’s Global Human Resources department regularly participates in compensation surveys in order to provide SSGA with market-based compensation information that helps support individual pay decisions.

Additionally, subject to State Street and SSGA business results, State Street allocates an incentive pool to SSGA to reward its employees. The size of the incentive pool for most business units is based on the firm’s overall profitability and other factors, including performance against risk-related goals. For most SSGA investment teams, SSGA recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm’s or business unit’s profitability and business unit investment performance over a multi-year period.

Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the SSGA Long-Term Incentive (“SSGA LTI”) program. For these teams, The SSGA LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align our investment team’s compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the SSGA LTI program.

For the passive equity investment team, incentive pool funding is driven in part by the post-tax 1 and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.

The discretionary allocation of the incentive pool to the business units within SSGA is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns SSGA employees’ interests with SSGA clients’ and shareholders’ long-term interests.

SSGA recognizes and rewards outstanding performance by:

•	Promoting employee ownership to connect employees directly to the company’s success.

•	Using rewards to reinforce mission, vision, values and business strategy.

•	Seeking to recognize and preserve the firm’s unique culture and team orientation.

•	Providing all employees the opportunity to share in the success of SSGA.

TCW Core Fixed Income Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Stephen M. Kane, CFA	Registered Investment Companies	30	$120,864,100,000	0	N/A
	Other Pooled Investment Vehicles	30	$19,903,100,000	10	$2,677,800,000
	Other Accounts	195	$47,128,400,000	7	$4,641,300,000

Laird R. Landmann	Registered Investment Companies	27	$121,113,100,000	0	N/A
	Other Pooled Investment Vehicles	20	$16,573,200,000	3	$618,000,000
	Other Accounts	182	$42,084,000,000	7	$4,641,300,000

Tad Rivelle	Registered Investment Companies	28	$127,503,500,000	0	N/A
	Other Pooled Investment Vehicles	51	$22,634,000,000	28	$3,509,200,000
	Other Accounts	212	$56,114,800,000	9	$6,589,300,000

Bryan Whalen, CFA	Registered Investment Companies	25	$119,882,300,000	0	N/A
	Other Pooled Investment Vehicles	42	$19,383,500,000	21	$1,449,500,000
	Other Accounts	202	$51,449,100,000	9	$6,589,300,000

Material Conflicts of Interest

TCW has policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW’s Code of Ethics (the “Code”) serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a “beneficial interest”), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).

In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee’s outside business activities, political activities and contributions, confidentiality and whistleblower provisions.

Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles. When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted compliance policies and procedures in its Portfolio Management Policy that helps to identify a conflict of interest and then specifies how a conflict of interest is managed. TCW’s Trading and Brokerage Policy also discusses the process of timing and method of allocations, and addresses how the firm handles affiliate transactions.

The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW’s clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW’s investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.

TCW’s approach to handling conflicts of interest is multi-layered starting with its policies and procedures, reporting and pre-clearance processes and oversight by various committees.

Compensation

The overall objective of TCW’s compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (“fee sharing”), bonus and equity incentive participation in TCW’s parent company (“equity incentives”). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Fee Sharing. Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contribution to TCW and its clients, including qualitative and quantitative contributions.

In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to the Portfolio is generally the same as that used to compensate portfolio managers for other client accounts in the same strategy managed by TCW or an affiliate of TCW (collectively, the “TCW Group”). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.

Investment professionals are not directly compensated for generating performance fees. In some cases, the overall fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Portfolio managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Portfolio.

Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW entity. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.

Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW Group’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in TCW’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in TCW’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in TCW’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Group’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

T. Rowe Price Large Cap Growth Portfolio, T. Rowe Price Large Cap Value Portfolio, T. Rowe Price Mid Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Joseph B. Fath, T. Rowe Price Large Cap Growth Portfolio	Registered Investment Companies	12	$91,819,724,951	0	N/A
	Other Pooled Investment Vehicles	6	$27,963,288,557	0	N/A
	Other Accounts	8	$3,184,981,117	0	N/A

Sudhir Nanda, T. Rowe Price Small Cap Growth Portfolio	Registered Investment Companies	4	$11,482,890,196	0	N/A
	Other Pooled Investment Vehicles	3	$385,971,047	0	N/A
	Other Accounts	1	$159,721,004	0	N/A

Mark S. Finn, T. Rowe Price Large Cap Value Portfolio	Registered Investment Companies	10	$47,532,119,981	0	N/A
	Other Pooled Investment Vehicles	15	$32,306,559,159	0	N/A
	Other Accounts	22	$6,077,504,101	0	N/A

John D. Linehan, T. Rowe Price Large Cap Value Portfolio	Registered Investment Companies	17	$36,301,885,015	0	N/A
	Other Pooled Investment Vehicles	18	$15,768,951,826	0	N/A
	Other Accounts	26	$6,442,191,904	0	N/A

Heather K. McPherson, T. Rowe Price Large Cap Value Portfolio	Registered Investment Companies	5	$9,674,166,734	0	N/A
	Other Pooled Investment Vehicles	9	$2,473,462,128	0	N/A
	Other Accounts	18	$4,619,266,722	0	N/A

Brian W.H. Berghuis, T. Rowe Price Mid Cap Growth Portfolio	Registered Investment Companies	9	$65,513,315,134	0	N/A
	Other Pooled Investment Vehicles	2	$5,808,932,330	0	N/A
	Other Accounts	6	$2,392,335,636	0	N/A

Material Conflicts of Interest

Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed below, the portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadviser to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds and other accounts (and vice versa) and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.

Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, and T. Rowe Price International, as appropriate), evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.

This compensation structure is used when evaluating the performance of all portfolios (including the T. Rowe Price funds) managed by the portfolio manager.

VanEck Global Natural Resources Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Charles Cameron	Registered Investment Companies	2	$889,270,000	0	N/A
	Other Pooled Investment Vehicles	1	$22,990,000	0	N/A
	Other Accounts	1	$6,480,000	0	N/A

Shawn Reynolds	Registered Investment Companies	2	$889,270,000	0	N/A
	Other Pooled Investment Vehicles	1	$22,990,000	0	N/A
	Other Accounts	1	$6,480,000	0	N/A

Material Conflicts of Interest

VanEck (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts (together, “Other Accounts”). Such Other Accounts may have investment objectives or may implement investment strategies similar to those of the Portfolio. When VanEck implements investment strategies for Other Accounts that are similar or directly contrary to the positions taken by the Portfolio, the prices of the Portfolio’s securities may be negatively affected. For example, when purchase or sales orders for the Portfolio are aggregated with those of Other Accounts and allocated among them, the price that the Portfolio pays or receives may be more in the case of a purchase or less in a sale than if VanEck served as subadviser to only the Portfolio. When Other Accounts are selling a security that the Portfolio owns, the price of that security may decline as a result of the sales. The compensation that VanEck receives from Other Accounts may be higher than the compensation received by VanEck for sub-advising the Portfolio. VanEck does not believe that its activities materially disadvantage the Portfolio. VanEck has implemented procedures to monitor trading across the Portfolio and its Other Accounts.

Compensation

The portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and management of the funds for which they serve as portfolio manager. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, VanEck and affiliates manage accounts with incentive fees.

The portfolio managers may serve as portfolio managers to other clients. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Portfolio. When the portfolio managers implement investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Portfolio, the prices of the Portfolio’s securities may be negatively affected. The compensation that the Portfolio’s portfolio managers receive for managing Other Client accounts may be higher than the compensation the portfolio manager receives for managing the Portfolio. The portfolio managers do not believe that their activities materially disadvantage the Portfolio. VanEck has implemented procedures to monitor trading across funds and its Other Clients.

Victory Sycamore Mid Cap Value Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Gary H. Miller	Registered Investment Companies	5	$20,890,050,000	0	N/A
	Other Pooled Investment Vehicles	4	$709,570,000	0	N/A
	Other Accounts	22	$1,865,910,000	0	N/A

Jeffrey M. Graff	Registered Investment Companies	5	$20,890,050,000	0	N/A
	Other Pooled Investment Vehicles	4	$709,570,000	0	N/A
	Other Accounts	22	$1,865,910,000	0	N/A

Gregory M. Conners	Registered Investment Companies	5	$20,890,050,000	0	N/A
	Other Pooled Investment Vehicles	4	$709,570,000	0	N/A
	Other Accounts	22	$1,865,910,000	0	N/A

James M. Albers	Registered Investment Companies	5	$20,890,050,000	0	N/A
	Other Pooled Investment Vehicles	4	$709,570,000	0	N/A
	Other Accounts	22	$1,865,910,000	0	N/A

Michael F. Rodarte	Registered Investment Companies	5	$20,890,050,000	0	N/A
	Other Pooled Investment Vehicles	4	$709,570,000	0	N/A
	Other Accounts	22	$1,865,910,000	0	N/A

Material Conflicts of Interest

Victory’s portfolio managers are often responsible for managing one or more funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) his or her attention; (2) limited investment opportunities, such as less liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between funds or between a fund and another account, raise conflict of interest issues. Victory has adopted numerous compliance policies and procedures, including a Code of Ethics and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, Victory has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of Victory’s investment teams and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that Victory’s compliance program will achieve its intended result.

Compensation

Victory has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of Victory’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help Victory attract and retain high-quality investment professionals, and (3) contribute to Victory’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which Victory receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. Victory monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark. Each of Victory’s investment franchises, including Sycamore Capital, may earn incentive compensation based on a percentage of Victory’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer of each team, in coordination with Victory, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or fund relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one, three and five year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

Victory’s portfolio managers may participate in the equity ownership plan of Victory’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Wells Capital Management Mid Cap Value Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
James M. Tringas, CFA	Registered Investment Companies	6	$15,250,000,000	0	N/A
	Other Pooled Investment Vehicles	6	$505,950,000	1	$44,100,000
	Other Accounts	15	$1,100,000,000	0	N/A

Bryant VanCronkhite, CFA, CPA	Registered Investment Companies	6	$15,250,000,000	0	N/A
	Other Pooled Investment Vehicles	6	$505,950,000	1	$44,100,000
	Other Accounts	15	$1,100,000,000	0	N/A

Material Conflicts of Interest

WellsCap’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WellsCap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Portfolios and other accounts because the Portfolios may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Portfolios, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Portfolio. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Portfolios. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, WellsCap has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, WellsCap has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Portfolios and any personal accounts the Portfolio Managers may maintain.

Compensation

WellsCap. The compensation structure for WellsCap’s Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. WellsCap participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions. In addition to surveys, WellsCap also considers prior professional experience, tenure, seniority, and a Portfolio Manager’s team size, scope and assets under management when determining his/her fixed base salary. In addition, Portfolio Managers, who meet the eligibility requirements, may participate in Wells Fargo’s 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

WellsCap’s investment incentive program plays an important role in aligning the interests of our portfolio managers, investment team members, clients and shareholders. Incentive awards for portfolio managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5-year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. In the case of the Portfolio, the benchmark(s) against which the performance of the Portfolio’s portfolio may be compared for these purposes generally are indicated in “Average Annual Total Returns” table in the Prospectus. Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as long term incentive. The long term portion of incentives generally carry a pro-rated vesting schedule over a three year period. For many of our portfolio managers, WellsCap further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, our investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

Western Asset Management Government Income Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio and Western Asset Management U.S. Government Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
S. Kenneth Leech,	Registered Investment Companies	96	$165,367,887,534	0	N/A
Government Income Portfolio, Strategic Bond Opportunities Portfolio, U.S. Government Portfolio	Other Pooled Investment Vehicles	221	$81,640,255,057	10	$1,459,549,597
	Other Accounts	638	$231,530,376,634	25	$15,905,100,667

Mark Lindbloom,	Registered Investment Companies	24	$79,355,257,359	0	N/A

Government Income Portfolio, Strategic Bond Opportunities Portfolio, U.S. Government Portfolio	Other Pooled Investment Vehicles	19	$17,132,914,905	0	N/A
	Other Accounts	187	$64,095,559,112	7	$5,226,266,946

Frederick Marki,	Registered Investment Companies	20	$75,919,150,004	0	N/A
Government Income Portfolio, U.S. Government Portfolio	Other Pooled Investment Vehicles	20	$17,186,186,258	0	N/A
	Other Accounts	189	$67,723,390,940	8	$6,811,606,928

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Michael Buchanan,	Registered Investment Companies	33	$16,841,764,283	0	N/A
Strategic Bond Opportunities Portfolio	Other Pooled Investment Vehicles	64	$22,784,153,891	5	$786,143,780
	Other Accounts	162	$77,621,965,700	10	$7,277,222,280

Annabel Rudebeck,	Registered Investment Companies	6	$2,127,122,612	0	N/A
Strategic Bond Opportunities Portfolio	Other Pooled Investment Vehicles	19	$4,805,321,304	1	$107,508,639
	Other Accounts	21	$8,071,412,803	2	$1,383,953,907

Note: Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Material Conflicts of Interest

Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Firm has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account. Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.

The Firm also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Firm have access to transactions and holdings information regarding client accounts and the Firm’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Firm maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Firm’s compliance monitoring program.

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Firm also maintains a compliance monitoring program and engages independent auditors to conduct a SSAE16/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Compensation

At Western Asset, one compensation methodology covers all products and functional areas, including portfolio managers. Western’s philosophy is to reward its employees through total compensation. Total compensation is reflective of the external market value for skills, experience, ability to produce results and the performance of one’s group and the Firm as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved, and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current Firm and portfolio strategy, and communication with clients. In reviewing pre-tax investment performance, one-, three- and five-year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index.

BRIGHTHOUSE FUNDS TRUST I

PART C

OTHER INFORMATION

Item 28.	Exhibits

Exhibit No.	Description of Exhibits

(a)(1)	Amended and Restated Agreement and Declaration of Trust.[29]

(a)(1)(i)	Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust.[39]

(a)(2)	Certificate of Trust.[1]

(a)(2)(i)	Certificate of Amendment to Certificate of Trust.[39]

(b)	Amended and Restated By-Laws.[35]

(c)	None other than Exhibit (a)(1).

(d)(1)	Management Agreement between Brighthouse Funds Trust I (the “Registrant”) and Brighthouse Investment Advisers, LLC relating to non-fund-of-funds Portfolios.[40]

(d)(1)(i)	Amendment No. 1 to Management Agreement between the Registrant and Brighthouse Investment Advisers, LLC relating to non-fund-of-funds Portfolios with respect to Victory Sycamore Mid Cap Value Portfolio.[41]

(d)(1)(ii)	Amendment No. 2 to Management Agreement between the Registrant and Brighthouse Investment Advisers, LLC relating to non-fund-of-funds Portfolios with respect to AB International Bond Portfolio and SSGA Emerging Markets Enhanced Index Portfolio.[42]

(d)(2)	Management Agreement between the Registrant and Brighthouse Investment Advisers, LLC relating to fund-of-funds Portfolios.[40]

(d)(3)	Investment Subadvisory Agreement between AllianceBernstein L.P. and Brighthouse Investment Advisers, LLC with respect to AB Global Dynamic Allocation Portfolio.[44]

(d)(3)(i)	Investment Advisory Agreement between AllianceBernstein L.P. and AllianceBernstein Global Dynamic Allocation Portfolio, Ltd., a wholly-owned subsidiary of AB Global Dynamic Allocation Portfolio.[44]

(d)(4)	Investment Subadvisory Agreement between AQR Capital Management, LLC and Brighthouse Investment Advisers, LLC with respect to AQR Global Risk Balanced Portfolio.[40]

(d)(4)(i)	Investment Advisory Agreement between AQR Capital Management, LLC and AQR Global Risk Balanced Portfolio, Ltd., a wholly-owned subsidiary of AQR Global Risk Balanced Portfolio.[40]

(d)(5)	Investment Subadvisory Agreement between BlackRock Financial Management, Inc. and Brighthouse Investment Advisers, LLC with respect to BlackRock Global Tactical Strategies Portfolio.[40]

(d)(5)(i)	Investment Advisory Agreement between BlackRock Financial Management, Inc. and BlackRock Global Tactical Strategies Portfolio, Ltd., a wholly-owned subsidiary of BlackRock Global Tactical Strategies Portfolio.40

(d)(5)(ii)	Amendment No. 1 to Investment Advisory Agreement with respect to BlackRock Global Tactical Strategies Portfolio.[40]

(d)(5)(iii)	Amendment No. 2 to Investment Subadvisory Agreement with respect to BlackRock Global Tactical Strategies Portfolio.[45]

(d)(6)	Investment Advisory Agreement between BlackRock Financial Management, Inc. and Brighthouse Investment Advisers, LLC, with respect to BlackRock High Yield Portfolio.[40]

(d)(6)(i)	Amendment No. 1 to Investment Advisory Agreement with respect to BlackRock High Yield Portfolio.[44]

(d)(7)	Investment Subadvisory Agreement between Aberdeen Asset Managers Limited and Brighthouse Investment Advisers, LLC with respect to Brighthouse/Aberdeen Emerging Markets Equity Portfolio.[40]

(d)(7)(i)	Amendment No. 1 to Investment Subadvisory Agreement with respect to Brighthouse/Aberdeen Emerging Markets Equity Portfolio.[44]

(d)(8)	Investment Subadvisory Agreement between Artisan Partners Limited Partnership and Brighthouse Investment Advisers, LLC with respect to Brighthouse/Artisan International Portfolio.[40]

(d)(8)(i)	Amendment No. 1 to Investment Subadvisory Agreement with respect to Brighthouse/Artisan International Portfolio.[44]

(d)(9)	Investment Advisory Agreement between Eaton Vance Management and Brighthouse Investment Advisers, LLC with respect to Brighthouse/Eaton Vance Floating Rate Portfolio.[45]

(d)(10)	Investment Subadvisory Agreement between Franklin Advisers, Inc. and Brighthouse Investment Advisers, LLC with respect to Brighthouse/Franklin Low Duration Total Return Portfolio.[40]

(d)(10)(i)	Amendment No. 1 to Investment Subadvisory Agreement with respect to Brighthouse/Franklin Low Duration Total Return Portfolio.[40]

(d)(10)(ii)	Amendment No. 2 to Investment Subadvisory Agreement with respect to Brighthouse/Franklin Low Duration Total Return Portfolio.[45]

(d)(11)	Investment Advisory Agreement between Franklin Advisers, Inc. and Brighthouse Investment Advisers, LLC, with respect to Brighthouse/Templeton International Bond Portfolio.[40]

(d)(12)	Investment Subadvisory Agreement between Wellington Management Company LLP and Brighthouse Investment Advisers, LLC with respect to Brighthouse/Wellington Large Cap Research Portfolio.[40]

(d)(13)	Investment Subadvisory Agreement between Pacific Investment Management Company LLC and Brighthouse Investment Advisers, LLC with respect to Brighthouse Balanced Plus Portfolio.[40]

(d)(14)	Investment Subadvisory Agreement between Delaware Investments Fund Advisers and Brighthouse Investment Advisers, LLC with respect to Brighthouse Small Cap Value Portfolio.[40]

(d)(14)(i)	Amendment No. 1 to Investment Subadvisory Agreement with respect to Brighthouse Small Cap Value Portfolio.[40]

(d)(15)	Investment Subadvisory Agreement between Wells Capital Management, Incorporated and Brighthouse Investment Advisers, LLC with respect to Brighthouse Small Cap Value Portfolio.[40]

(d)(16)	Investment Advisory Agreement between CBRE Clarion Securities LLC and Brighthouse Investment Advisers, LLC, with respect to Clarion Global Real Estate Portfolio.[40]

(d)(16)(i)	Amendment No. 1 to Investment Advisory Agreement with respect to Clarion Global Real Estate Portfolio.[42]

(d)(16)(ii)	Amendment No. 2 to Investment Advisory Agreement with respect to Clarion Global Real Estate Portfolio.[44]

(d)(17)	Investment Subadvisory Agreement between Loomis, Sayles & Company, L.P. and Brighthouse Investment Advisers, LLC, with respect to Loomis Sayles Growth Portfolio (formerly, ClearBridge Aggressive Growth Portfolio).[43]

(d)(18)	Investment Subadvisory Agreement between Western Asset Management Company, LLC and Brighthouse Investment Advisers, LLC, with respect to Western Asset Management Government Income Portfolio.[45]

(d)(19)	Investment Advisory Agreement between Harris Associates L.P. and Brighthouse Investment Advisers, LLC, with respect to Harris Oakmark International Portfolio.[40]

(d)(19)(i)	Amendment No. 1 to Investment Advisory Agreement with respect to Harris Oakmark International Portfolio.[44]

(d)(19)(ii)	Amendment No. 2 to Investment Advisory Agreement with respect to Harris Oakmark International Portfolio.[45]

(d)(20)	Investment Subadvisory Agreement between Invesco Advisers, Inc. and Brighthouse Investment Advisers, LLC with respect to Invesco Balanced-Risk Allocation Portfolio.[40]

(d)(20)(i)	Investment Advisory Agreement between Invesco Advisers, Inc. and Invesco Balanced-Risk Allocation Portfolio, Ltd., a wholly-owned subsidiary of Invesco Balanced-Risk Allocation Portfolio.[40]

(d)(21)	Investment Advisory Agreement between Invesco Advisers, Inc. and Brighthouse Investment Advisers, LLC with respect to Invesco Comstock Portfolio.[40]

(d)(22)	Investment Advisory Agreement between Invesco Advisers, Inc. and Brighthouse Investment Advisers, LLC, with respect to Invesco Small Cap Growth Portfolio.[40]

(d)(22)(i)	Amendment No. 1 to Investment Advisory Agreement with respect to Invesco Small Cap Growth Portfolio.[44]

(d)(23)	Investment Subadvisory Agreement between J.P. Morgan Investment Management Inc. and Brighthouse Investment Advisers, LLC with respect to JPMorgan Core Bond Portfolio.[40]

(d)(23)(i)	Amendment No. 1 to Investment Subadvisory Agreement with respect to JPMorgan Core Bond Portfolio.[40]

(d)(23)(ii)	Amendment to Investment Subadvisory Agreement with respect to JPMorgan Core Bond Portfolio.[40]

(d)(24)	Investment Subadvisory Agreement between J.P. Morgan Investment Management Inc. and Brighthouse Investment Advisers, LLC with respect to JPMorgan Global Active Allocation Portfolio.[40]

(d)(24)(i)	Investment Advisory Agreement between J.P. Morgan Investment Management Inc. and JPMorgan Global Active Allocation Portfolio, Ltd., a wholly-owned subsidiary of JPMorgan Global Active Allocation Portfolio.[40]

(d)(24)(ii)	Amendment No. 1 to Investment Subadvisory Agreement with respect to JPMorgan Global Active Allocation Portfolio.[40]

(d)(24)(iii)	Amendment to Investment Subadvisory Agreement with respect to JPMorgan Global Active Allocation Portfolio.[40]

(d)(25)	Investment Subadvisory Agreement between J.P. Morgan Investment Management Inc. and Brighthouse Investment Advisers, LLC with respect to JPMorgan Small Cap Value Portfolio.[40]

(d)(25)(i)	Amendment to Investment Subadvisory Agreement with respect to JPMorgan Small Cap Value Portfolio.[40]

(d)(26)	Investment Advisory Agreement between Loomis, Sayles & Company, L.P. and Brighthouse Investment Advisers, LLC, with respect to Loomis Sayles Global Allocation Portfolio (formerly, Loomis Sayles Global Markets Portfolio).[40]

(d)(26)(i)	Amendment No. 1 to Investment Advisory Agreement with respect to Loomis Sayles Global Allocation Portfolio (formerly, Loomis Sayles Global Markets Portfolio).[42]

(d)(26)(ii)	Amendment No. 2 to Investment Advisory Agreement with respect to Loomis Sayles Global Allocation Portfolio.[44]

(d)(27)	Investment Subadvisory Agreement between MetLife Investment Management, LLC (formerly, MetLife Investment Advisors, LLC) and Brighthouse Investment Advisers, LLC with respect to MetLife Multi-Index Targeted Risk Portfolio.[40]

(d)(28)	Investment Advisory Agreement between Massachusetts Financial Services Company and Brighthouse Investment Advisers, LLC, with respect to MFS Research International Portfolio.[40]

(d)(28)(i)	Amendment No. 1 to Investment Advisory Agreement with respect to MFS Research International Portfolio.[40]

(d)(29)	Investment Advisory Agreement between Morgan Stanley Investment Management Inc. and Brighthouse Investment Advisers, LLC, with respect to Morgan Stanley Discovery Portfolio (formerly, Morgan Stanley Mid Cap Growth Portfolio).[40]

(d)(30)	Investment Subadvisory Agreement between Invesco Advisers, Inc. and Brighthouse Investment Advisers, LLC with respect to Invesco Global Equity Portfolio.[44]

(d)(31)	Investment Subadvisory Agreement between PanAgora Asset Management, Inc. and Brighthouse Investment Advisers, LLC with respect to PanAgora Global Diversified Risk Portfolio.[40]

(d)(31)(i)	Investment Advisory Agreement between PanAgora Asset Management, Inc. and PanAgora Global Diversified Risk Portfolio, Ltd., a wholly-owned subsidiary of PanAgora Global Diversified Risk Portfolio.[40]

(d)(32)	Investment Advisory Agreement between Pacific Investment Management Company LLC and Brighthouse Investment Advisers, LLC, with respect to PIMCO Inflation Protected Bond Portfolio.[40]

(d)(33)	Investment Advisory Agreement between Pacific Investment Management Company LLC and Brighthouse Investment Advisers, LLC, with respect to PIMCO Total Return Portfolio.[40]

(d)(34)	Investment Subadvisory Agreement between Schroder Investment Management North America Inc. and Brighthouse Investment Advisers, LLC with respect to Schroders Global Multi-Asset Portfolio.[40]

(d)(34)(i)	Investment Advisory Agreement between Schroder Investment Management North America Inc. and Schroders Global Multi-Asset Portfolio, Ltd., a wholly-owned subsidiary of Schroders Global Multi-Asset Portfolio.[40]

(d)(34)(ii)	Amendment No. 1 to Investment Subadvisory Agreement with respect to Schroders Global Multi-Asset Portfolio.[44]

(d)(35)	Investment Advisory Agreement between SSGA Funds Management, Inc. and Brighthouse Investment Advisers, LLC, with respect to SSGA Growth and Income ETF Portfolio.[40]

(d)(36)	Investment Advisory Agreement between SSGA Funds Management, Inc. and Brighthouse Investment Advisers, LLC, with respect to SSGA Growth ETF Portfolio.[40]

(d)(37)	Investment Subadvisory Agreement between TCW Investment Management Company and Brighthouse Investment Advisers, LLC with respect to TCW Core Fixed Income Portfolio.[40]

(d)(38)	Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and Brighthouse Investment Advisers, LLC with respect to T. Rowe Price Large Cap Value Portfolio.[40]

(d)(38)(i)	Amendment No. 1 to Investment Subadvisory Agreement with respect to T. Rowe Price Large Cap Value Portfolio.[44]

(d)(38)(ii)	Amendment No. 2 to Investment Subadvisory Agreement with respect to T. Rowe Price Large Cap Value Portfolio.[45]

(d)(39)	Investment Advisory Agreement between T. Rowe Price Associates, Inc. and Brighthouse Investment Advisers, LLC, with respect to T. Rowe Price Mid Cap Growth Portfolio.[40]

(d)(40)	Investment Subadvisory Agreement between Victory Capital Management Inc. and Brighthouse Investment Advisers, LLC, with respect to Victory Sycamore Mid Cap Value Portfolio.[39]

(d)(41)	Investment Subadvisory Agreement between Wells Capital Management Incorporated and Brighthouse Investment Advisers, LLC, with respect to Wells Capital Management Mid Cap Value Portfolio.[39]

(d)(42)	Investment Subadvisory Agreement between AllianceBernstein L.P. and Brighthouse Investment Advisers, LLC with respect to AB International Bond Portfolio.[44]

(d)(42)(i)	Amendment No. 1 to Investment Advisory Agreement with respect to AB International Bond Portfolio.[45]

(d)(43)	Investment Subadvisory Agreement between SSGA Funds Management, Inc. and Brighthouse Investment Advisers, LLC with respect to SSGA Emerging Markets Enhanced Index Portfolio.[42]

(e)	Distribution Agreement.[39]

(f)(1)	Form of Amended Deferred Fee Agreement.[29]

(f)(1)(i)	List of participants in Deferred Fee Agreement.[33]

(g)	Amended and Restated Master Custodian Agreement among State Street Bank and Trust Company, the Registrant (formerly known as Met Investors Series Trust) and Brighthouse Funds Trust II (formerly known as Metropolitan Series Fund).[28]

(g)(1)	Amendment to Amended and Restated Master Custodian Agreement.[38]

(h)(1)	Reserved.

(h)(2)	Amended and Restated Master Administration Agreement among State Street Bank and Trust Company, the Registrant (formerly known as Met Investors Series Trust) and Brighthouse Funds Trust II (formerly known as Metropolitan Series Fund).[28]

(h)(2)(i)	Amendment to Amended and Restated Master Administration Agreement.[38]

(h)(2)(ii)	Amendment No. 2 to Amended and Restated Master Administration Agreement.[40]

(h)(3)	Amended and Restated Expense Limitation Agreement between the Registrant and Met Investors Advisory Corp., a predecessor of Brighthouse Investment Advisers, LLC.[18]

(h)(3)(i)	Amendment No. 1 to Amended and Restated Expense Limitation Agreement.[18]

(h)(3)(ii)	Amendment No. 2 to Amended and Restated Expense Limitation Agreement.[18]

(h)(3)(iii)	Amendment No. 3 to Amended and Restated Expense Limitation Agreement.[18]

(h)(3)(iv)	Amendment No. 4 to Amended and Restated Expense Limitation Agreement.[18]

(h)(3)(v)	Amendment No. 5 to Amended and Restated Expense Limitation Agreement.[18]

(h)(3)(vi)	Amendment No. 6 to Amended and Restated Expense Limitation Agreement.[18]

(h)(3)(vii)	Amendment No. 7 to Amended and Restated Expense Limitation Agreement.[18]

(h)(3)(viii)	Amendment No. 8 to Amended and Restated Expense Limitation Agreement.[18]

(h)(3)(ix)	Amendment No. 9 to Amended and Restated Expense Limitation Agreement.[18]

(h)(3)(x)	Amendment No. 10 to Amended and Restated Expense Limitation Agreement.[18]

(h)(3)(xi)	Amendment No. 11 to Amended and Restated Expense Limitation Agreement.[18]

(h)(3)(xii)	Amendment No. 12 to Amended and Restated Expense Limitation Agreement.[18]

(h)(3)(xiii)	Amendment No. 13 to Amended and Restated Expense Limitation Agreement.[18]

(h)(3)(xiv)	Amendment No. 14 to Amended and Restated Expense Limitation Agreement.[18]

(h)(3)(xv)	Amendment No. 15 to Amended and Restated Expense Limitation Agreement.[18]

(h)(3)(xvi)	Amendment No. 16 to Amended and Restated Expense Limitation Agreement.[20]

(h)(3)(xvii)	Amendment No. 17 to Amended and Restated Expense Limitation Agreement.[22]

(h)(3)(xviii)	Amendment No. 18 to Amended and Restated Expense Limitation Agreement.[26]

(h)(3)(xix)	Amendment No. 19 to Amended and Restated Expense Limitation Agreement.[26]

(h)(3)(xx)	Amendment No. 20 to Amended and Restated Expense Limitation Agreement.[29]

(h)(3)(xxi)	Amendment No. 21 to Amended and Restated Expense Limitation Agreement.[27]

(h)(3)(xxii)	Amendment No. 22 to Amended and Restated Expense Limitation Agreement.[29]

(h)(3)(xxiii)	Amendment No. 23 to Amended and Restated Expense Limitation Agreement.[33]

(h)(3)(xxiv)	Amendment No. 24 to Amended and Restated Expense Limitation Agreement.[33]

(h)(3)(xxv)	Amendment No. 25 to Amended and Restated Expense Limitation Agreement.[36]

(h)(3)(xxvi)	Amendment No. 26 to Amended and Restated Expense Limitation Agreement.[37]

(h)(3)(xxvii)	Amendment No. 27 to Amended and Restated Expense Limitation Agreement.[38]

(h)(4)	Joint Management Fee Waiver Agreement among the Registrant, Brighthouse Funds Trust II and Brighthouse Investment Advisers, LLC, dated April 30, 2021.[45]

(h)(5)(i)	Participation Agreement with respect to American Funds Insurance Series.[18]

(h)(5)(ii)	Participation Agreement with respect to American Funds Insurance Series.[18]

(h)(5)(iii)	Participation Agreement with respect to American Funds Insurance Series.[18]

(h)(6)	Participation Agreement among the Registrant, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC, and Metropolitan Life Insurance Company.[38]

(h)(6)(i)	Amendment to Participation Agreement among the Registrant, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC, and Metropolitan Life Insurance Company. [45]

(h)(7)	Participation Agreement among the Registrant, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC, and New England Life Insurance Company.[38]

(h)(7)(i)	Amendment to Participation Agreement among the Registrant, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC, and New England Life Insurance Company. [45]

(h)(8)	Participation Agreement among the Registrant, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC, and Brighthouse Life Insurance Company.[38]

(h)(8)(i)	Amendment to Participation Agreement among the Registrant, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC, and Brighthouse Life Insurance Company.[45]

(h)(9)	Participation Agreement among the Registrant, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC, and Brighthouse Life Insurance Company of NY.[38]

(h)(9)(i)	Amendment to Participation Agreement among the Registrant, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC, and Brighthouse Life Insurance Company of NY. [45]

(h)(10)	Participation Agreement among the Registrant, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC, and Metropolitan Tower Life Insurance Company.[38]

(h)(10)(i)	Amendment to Participation Agreement among the Registrant, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC, and Metropolitan Tower Life Insurance Company. [45]

(h)(11)	Form of Non-Custodial Securities Lending Agreement between the Registrant and JPMorgan Chase Bank, N.A.[39]

(h)(11)(i)	Direct Deliver Addendum to Non-Custodial Securities Lending Agreement between the Registrant and JPMorgan Chase Bank, N.A.[41]

(h)(11)(ii)	Amendment to Non-Custodial Securities Lending Agreement between the Registrant and JPMorgan Chase Bank, N.A.[44]

(h)(11)(iii)	Amendment to Non-Custodial Securities Lending Agreement between the Registrant and JPMorgan Chase Bank, N.A.[45]

(h)(12)	Commission Recapture Agreement between the Registrant, on behalf of each Portfolio, and Capital Institutional Services, Inc.[39]

(h)(13)	Management Fee Waiver Agreement between Brighthouse Investment Advisers, LLC and the Registrant, on behalf of JPMorgan Global Active Allocation Portfolio, JPMorgan Core Bond Portfolio and JPMorgan Small Cap Value Portfolio.[40]

(h)(14)	Transfer Agency Agreement among the Registrant, Brighthouse Funds Trust II, and Brighthouse Life Insurance Company.[41]

(i)(1)	Opinion and Consent of Sullivan & Worcester LLP dated October 23, 2000.[1]

(i)(2)	Opinion and Consent of Sullivan & Worcester LLP dated December 29, 2000.[2]

(i)(3)	Opinion and Consent of Sullivan & Worcester LLP dated July 23, 2001.[3]

(i)(4)	Opinion and Consent of Sullivan & Worcester LLP dated February 14, 2002.[4]

(i)(5)	Opinion and Consent of Sullivan & Worcester LLP dated February 14, 2003.[5]

(i)(6)	Opinion and Consent of Sullivan & Worcester LLP dated August 28, 2003.[6]

(i)(7)	Opinion and Consent of Sullivan & Worcester LLP dated February 13, 2004.[7]

(i)(8)	Opinion and Consent of Sullivan & Worcester LLP dated August 19, 2004.[8]

(i)(9)	Opinion and Consent of Sullivan & Worcester LLP dated February 15, 2005.[9]

(i)(10)	Opinion and Consent of Sullivan & Worcester LLP dated June 24, 2005.[10]

(i)(11)	Opinion and Consent of Sullivan & Worcester LLP dated August 12, 2005.[11]

(i)(12)	Opinion and Consent of Sullivan & Worcester LLP dated October 28, 2005.[12]

(i)(13)	Opinion and Consent of Sullivan & Worcester LLP dated January 31, 2006.[13]

(i)(14)	Opinion and Consent of Sullivan & Worcester LLP dated August 15, 2006.[14]

(i)(15)	Opinion and Consent of Sullivan & Worcester LLP dated August 16, 2007.[15]

(i)(16)	Opinion and Consent of Sullivan & Worcester LLP dated February 13, 2008.[16]

(i)(17)	Opinion and Consent of Sullivan & Worcester LLP dated February 2, 2009.[17]

(i)(18)	Opinion and Consent of Sullivan & Worcester LLP dated February 9, 2010.[19]

(i)(19)	Opinion and Consent of Sullivan & Worcester LLP dated February 15, 2011.[21]

(i)(20)	Opinion and Consent of Sullivan & Worcester LLP dated February 2, 2012.[23]

(i)(21)	Tax Opinion and Consent of Sullivan &Worcester LLP dated April 17, 2012 with respect to Invesco Balanced-Risk Allocation Portfolio.[25]

(i)(22)	Tax Opinion and Consent of Sullivan &Worcester LLP dated April 17, 2012 with respect to JPMorgan Global Active Allocation Portfolio.[25]

(i)(23)	Tax Opinion and Consent of Sullivan &Worcester LLP dated April 17, 2012 with respect to Schroders Global Multi-Asset Portfolio.[25]

(i)(24)	Tax Opinion and Consent of Sullivan &Worcester LLP dated April 17, 2012 with respect to AB Global Dynamic Allocation Portfolio.[26]

(i)(25)	Opinion and Consent of Sullivan &Worcester LLP dated August 16, 2012 with respect to MetLife Multi-Index Targeted Risk Portfolio.[24]

(i)(26)	Tax Opinion and Consent of Sullivan &Worcester LLP dated April 29, 2013 with respect to BlackRock Global Tactical Strategies Portfolio.[29]

(i)(27)	Opinion and Consent of Sullivan & Worcester LLP dated January 22, 2014 with respect to PanAgora Global Diversified Risk Portfolio.[30]

(i)(28)	Tax Opinion and Consent of Sullivan & Worcester LLP dated April 7, 2014 with respect to PanAgora Global Diversified Risk Portfolio.[32]

(i)(29)	Opinion and Consent of Sullivan & Worcester LLP dated February 11, 2014 with respect to Met/Artisan International Portfolio (currently known as Brighthouse/Artisan International Portfolio).[31]

(i)(30)	Opinion and Consent of Sullivan & Worcester LLP dated February 13, 2015 with respect to TCW Core Fixed Income Portfolio.[34]

(i)(31)	Opinion and Consent of Ropes & Gray LLP with respect to AB International Bond Portfolio.[42]

(i)(32)	Opinion and Consent of Ropes & Gray LLP with respect to SSGA Emerging Markets Enhanced Index Portfolio.[42]

(j)	Consent of Deloitte & Touche LLP.*

(k)	Not Applicable.

(l)	Not Applicable.

(m)(1)	Distribution and Services Plan Pursuant to Rule 12b-1.[38]

(m)(2)	Form of Rule 12b-1 Plan Payments Agreement between Brighthouse Securities, LLC and Brighthouse Life Insurance Company.[39]

(m)(3)	Form of Rule 12b-1 Plan Payments Agreement between Brighthouse Securities, LLC and Brighthouse Life Insurance Company of NY.[39]

(m)(4)	Form of Rule 12b-1 Plan Payments Agreement between Brighthouse Securities, LLC and Metropolitan Tower Life Insurance Company.[39]

(m)(5)	Form of Rule 12b-1 Plan Payments Agreement between Brighthouse Securities, LLC and New England Life Insurance Company.[39]

(m)(6)	Form of Rule 12b-1 Plan Payments Agreement between Brighthouse Securities, LLC and Metropolitan Life Insurance Company.[39]

(n)	Plan Pursuant to Rule 18f-3.[18]

(o)	Not applicable.

(p)(1)	Code of Ethics of the Registrant, Brighthouse Funds Trust II, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC.[45]

(p)(2)	Code of Ethics of MFS Investment Management.[45]

(p)(3)	Code of Ethics of Pacific Investment Management Company LLC.[45]

(p)(4)	Code of Ethics of Invesco Advisers, Inc.[45]

(p)(5)	Code of Ethics of T. Rowe Price Associates, Inc.[45]

(p)(6)	Code of Ethics of Harris Associates L.P.[45]

(p)(7)	Reserved.

(p)(8)	Reserved.

(p)(9)	Code of Ethics of Loomis, Sayles & Co., L.P.[45]

(p)(10)	Reserved.

(p)(11)	Code of Ethics of BlackRock Advisors, LLC and BlackRock Financial Management, Inc.[40]

(p)(12)	Code of Ethics of CBRE Clarion Securities LLC.[45]

(p)(13)	Code of Ethics of SSGA Funds Management, Inc.[45]

(p)(14)	Code of Ethics of Eaton Vance Management.[45]

(p)(15)	Code of Ethics of AllianceBernstein L.P.[45]

(p)(16)	Code of Ethics of AQR Capital Management, LLC.[42]

(p)(17)	Reserved.

(p)(18)	Reserved.

(p)(19)	Code of Ethics of Schroder Investment Management North American Inc.[40]

(p)(20)	Code of Ethics of MetLife Investment Management, LLC.[45]

(p)(21)	Reserved.

(p)(22)	Code of Ethics of Franklin Advisers, Inc.[45]

(p)(23)	Reserved.

(p)(24)	Code of Ethics of PanAgora Asset Management, Inc.[45]

(p)(25)	Code of Ethics of Artisan Partners Limited Partnership.[45]

(p)(26)	Code of Ethics of Wellington Management Company LLP.[45]

(p)(27)	Code of Ethics of Delaware Investments Fund Advisers.[45]

(p)(28)	Code of Ethics of Wells Capital Management Incorporated.[45]

(p)(29)	Code of Ethics of TCW Investment Management Company.[45]

(p)(30)	Code of Ethics of Aberdeen Asset Managers Limited.[45]

(p)(31)	Code of Ethics applicable to the Growth Fund (Master Fund of the American Funds Growth Portfolio).[45]

(p)(32)	Code of Ethics of Western Asset Management Company, LLC.[42]

(p)(33)	Code of Ethics of J.P. Morgan Investment Management Inc.[45]

(p)(34)	Code of Ethics of Morgan Stanley Investment Management Inc.[45]

(p)(35)	Code of Ethics of Victory Capital Management Inc.[45]

(q)	Powers of Attorney for all Trustees.[39]

*	Filed herewith.

1.

Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, File Nos. 333-48456 and 811-10183 (the “Registration Statement”), filed with the Securities and Exchange Commission (the “SEC”) on October 23, 2000, and hereby incorporated by reference.

2.	Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registration Statement filed with the SEC on January 5, 2001, and hereby incorporated by reference.
3.	Filed as an exhibit to Post-Effective Amendment No. 4 to the Registration Statement filed with the SEC on July 23, 2001, and hereby incorporated by reference.
4.	Filed as an exhibit to Post-Effective Amendment No. 6 to the Registration Statement filed with the SEC on February 14, 2002, and hereby incorporated by reference.
5.	Filed as an exhibit to Post-Effective Amendment No. 9 to the Registration Statement filed with the SEC on February 14, 2003, and hereby incorporated by reference.
6.	Filed as an exhibit to Post-Effective Amendment No. 11 to the Registration Statement filed with the SEC on August 28, 2003, and hereby incorporated by reference.
7.	Filed as an exhibit to Post-Effective Amendment No. 13 to the Registration Statement filed with the SEC on February 13, 2004, and hereby incorporated by reference.
8.	Filed as an exhibit to Post-Effective Amendment No. 15 to the Registration Statement filed with the SEC on August 20, 2004, and hereby incorporated by reference.

9.	Filed as an exhibit to Post-Effective Amendment No. 17 to the Registration Statement filed with the SEC on February 16, 2005, and hereby incorporated by reference.
10.	Filed as an exhibit to Post-Effective Amendment No. 19 to the Registration Statement filed with the SEC on June 24, 2005, and hereby incorporated by reference.
11.	Filed as an exhibit to Post-Effective Amendment No. 20 to the Registration Statement filed with the SEC on August 12, 2005, and hereby incorporated by reference.
12.	Filed as an exhibit to Post-Effective Amendment No. 21 to the Registration Statement filed with the SEC on October 28, 2005, and hereby incorporated by reference.
13.	Filed as an exhibit to Post-Effective Amendment No. 22 to the Registration Statement filed with the SEC on February 1, 2006, and hereby incorporated by reference.
14.	Filed as an exhibit to Post-Effective Amendment No. 24 to the Registration Statement filed with the SEC on August 16, 2006, and hereby incorporated by reference.
15.	Filed as an exhibit to Post-Effective Amendment No. 28 to the Registration Statement filed with the SEC on November 1, 2006, and hereby incorporated by reference.
16.	Filed as an exhibit to Post-Effective Amendment No. 29 to the Registration Statement filed with the SEC on February 13, 2008, and hereby incorporated by reference.
17.	Filed as an exhibit to Post-Effective Amendment No. 31 to the Registration Statement filed with the SEC on February 3, 2009, and hereby incorporated by reference.
18.	Filed as an exhibit to Post-Effective Amendment No. 32 to the Registration Statement filed with the SEC on May 1, 2009, and hereby incorporated by reference.
19.	Filed as an exhibit to Post-Effective Amendment No. 33 to the Registration Statement filed with the SEC on February 9, 2010, and hereby incorporated by reference.
20.	Filed as an exhibit to Post-Effective Amendment No. 36 to the Registration Statement filed with the SEC on April 30, 2010, and hereby incorporated by reference.
21.	Filed as an exhibit to Post-Effective Amendment No. 37 to the Registration Statement filed with the SEC on February 15, 2011, and hereby incorporated by reference.
22.	Filed as an exhibit to Post-Effective Amendment No. 42 to the Registration Statement filed with the SEC on April 29, 2011, and hereby incorporated by reference.
23.	Filed as an exhibit to Post-Effective Amendment No. 44 to the Registration Statement filed with the SEC on February 2, 2012, and hereby incorporated by reference.
24.	Filed as an exhibit to Post-Effective Amendment No. 50 to the Registration Statement filed with the SEC on April 16, 2012, and hereby incorporated by reference.
25.	Filed as an exhibit to Post-Effective Amendment No. 46 to the Registration Statement filed with the SEC on April 18, 2012, and hereby incorporated by reference.
26.	Filed as an exhibit to Post-Effective Amendment No. 47 to the Registration Statement filed with the SEC on April 27, 2012, and hereby incorporated by reference.
27.	Filed as an exhibit to Post-Effective Amendment No. 57 to the Registration Statement filed with the SEC on April 17, 2013, and hereby incorporated by reference.
28.	Filed as an exhibit to Post-Effective Amendment No. 58 to the Registration Statement filed with the SEC on April 25, 2013, and hereby incorporated by reference.

29.	Filed as an exhibit to Post-Effective Amendment No. 59 to the Registration Statement filed with the SEC on April 29, 2013, and hereby incorporated by reference.
30.	Filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement filed with the SEC on January 23, 2014, and hereby incorporated by reference.
31.	Filed as an exhibit to Post-Effective Amendment No. 64 to the Registration Statement filed with the SEC on February 12, 2014, and hereby incorporated by reference.
32.	Filed as an exhibit to Post-Effective Amendment No. 66 to the Registration Statement filed with the SEC on April 8, 2014, and hereby incorporated by reference.
33.	Filed as an exhibit to Post-Effective Amendment No. 68 to the Registration Statement filed with the SEC on April 24, 2014, and hereby incorporated by reference.
34.	Filed as an exhibit to Post-Effective Amendment No. 71 to the Registration Statement filed with the SEC on February 13, 2015, and hereby incorporated by reference.
35.	Filed as an exhibit to Post-Effective Amendment No. 72 to the Registration Statement filed with the SEC on February 26, 2015, and hereby incorporated by reference.
36.	Filed as an exhibit to Post-Effective Amendment No. 75 to the Registration Statement filed with the SEC on April 29, 2015, and hereby incorporated by reference.
37.	Filed as an exhibit to Post-Effective Amendment No. 79 to the Registration Statement filed with the SEC on April 27, 2016, and hereby incorporated by reference.
38.	Filed as an exhibit to Post-Effective Amendment No. 81 to the Registration Statement filed with the SEC on April 27, 2017, and hereby incorporated by reference.
39.	Filed as an exhibit to Post-Effective Amendment No. 83 to the Registration Statement filed with the SEC on February 6, 2018, and hereby incorporated by reference.
40.	Filed as an exhibit to Post-Effective Amendment No. 85 to the Registration Statement filed with the SEC on April 26, 2018, and hereby incorporated by reference.
41.	Filed as an exhibit to Post-Effective Amendment No. 87 to the Registration Statement filed with the SEC on January 18, 2019, and hereby incorporated by reference.
42.	Filed as an exhibit to Post-Effective Amendment No. 90 to the Registration Statement filed with the SEC on April 26, 2019, and hereby incorporated by reference.
43.	Filed as an exhibit to Post-Effective Amendment No. 92 to the Registration Statement filed with the SEC on February 7, 2020, and hereby incorporated by reference.
44.	Filed as an exhibit to Post-Effective Amendment No. 94 to the Registration Statement filed with the SEC on April 28, 2020, and hereby incorporated by reference.
45.	Filed as an exhibit to Post-Effective Amendment No. 96 to the Registration Statement filed with the SEC on April 16, 2021, and hereby incorporated by reference.

Item 29.	Persons Controlled by or Under Common Control with Registrant

The separate accounts of Brighthouse Life Insurance Company of NY, Brighthouse Life Insurance Company, Metropolitan Life Insurance Company, Metropolitan Tower Life Insurance Company and New England Life Insurance Company (each, an “Insurance Company” and, collectively, the “Insurance Companies”) together own of record 100% of the Registrant’s outstanding shares. Because the Insurance Companies through their separate accounts own 100% of the outstanding shares of the Registrant, they may be deemed to be in control (as that term is defined in the Investment Company Act of 1940) of the Registrant. Each Insurance Company is a direct or indirect, wholly-owned subsidiary of MetLife, Inc. or Brighthouse Financial, Inc. As a result, each of MetLife, Inc. and Brighthouse Financial, Inc. may be deemed to be a control person of the Registrant.

MetLife, Inc.

-Metropolitan Life Insurance Company (NY)*

-Metropolitan Tower Life Insurance Company (DE)*

Brighthouse Financial, Inc.

-Brighthouse Holdings, LLC**

=Brighthouse Life Insurance Company (DE) (wholly-owned subsidiary of Brighthouse Holdings, LLC)***

Brighthouse Life Insurance Company of NY (NY) (wholly-owned subsidiary of Brighthouse Life Insurance Company)***

=New England Life Insurance Company (MA) (wholly-owned subsidiary of Brighthouse Holdings, LLC)***

Brighthouse Funds Trust II (DE)****

*	Wholly-owned subsidiary of MetLife, Inc.
**	Wholly-owned subsidiary of Brighthouse Financial, Inc.
***	Indirect, wholly-owned subsidiary of Brighthouse Financial, Inc.
****	Outstanding shares owned by the Insurance Companies’ separate accounts.

AllianceBernstein Global Dynamic Allocation Portfolio, Ltd., AQR Global Risk Balanced Portfolio, Ltd., BlackRock Global Tactical Strategies Portfolio, Ltd., Invesco Balanced-Risk Allocation Portfolio, Ltd., JPMorgan Global Active Allocation Portfolio, Ltd., PanAgora Global Diversified Risk Portfolio, Ltd. and Schroders Global Multi-Asset Portfolio, Ltd. (each, a “Subsidiary”) are wholly-owned subsidiaries of AB Global Dynamic Allocation Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Global Tactical Strategies Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, PanAgora Global Diversified Risk Portfolio and Schroders Global Multi-Asset Portfolio, respectively. Each Subsidiary is organized under the laws of the Cayman Islands and each Subsidiary’s financial statements are consolidated with the controlling Portfolio’s financial statements.

Item 30.	Indemnification

The Registrant’s Amended and Restated Agreement and Declaration of Trust provides that each Trustee and officer of the Registrant is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee or officer (1) did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Registrant; (2) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties; and (3) in a criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful. Reference is made to Article VII, Sections 4, 5, 6 and 8, of the Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference to Exhibit (a)(1) to Post-Effective Amendment No. 59 to the Registration Statement filed with the SEC on April 29, 2013.

The Registrant’s Participation Agreements with respect to the American Funds Insurance Series (the “AFIS Participation Agreements”) provide that certain affiliates of the Registrant are entitled to be indemnified against certain losses arising from acts by certain other parties to the AFIS Participation Agreements, including, but not limited to, acts relating to (1) making untrue statements of material fact or omissions of facts in certain related registration statements, prospectuses or statements of additional information, annual or semi-annual shareholder reports or sales literature; (2) unlawful conduct with respect to the sale of, among other things, variable annuity contracts or shares of certain related investment companies; or (3) breaching the relevant AFIS Participation Agreement or the representations or warranties therein. Certain of the AFIS Participation Agreements also indemnify certain affiliates of the Registrant against certain other parties’ failure to comply with the investment objectives, policies, and restrictions of certain related investment companies. For more specific information regarding the indemnification provisions of the Registrant’s AFIS Participation Agreements, please refer to Section 16 of the Registrant’s Participation Agreement with respect to the American Funds Insurance Series, which is incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 32 to the Registration Statement filed with the SEC on May 1, 2009 (“Post-Effective Amendment No. 32”); Section 20 of the Registrant’s Participation Agreement with respect to American Funds Insurance Series, which is incorporated by reference to Exhibit (e)(1)(i) to Post-Effective Amendment No. 32; and to Section 19 of the Registrant’s Participation Agreement with respect to American Funds Insurance Series, which is incorporated by reference to Exhibit (e)(1)(ii) to Post-Effective Amendment No. 32.

The Fund Participation Agreements among the Registrant, Brighthouse Investment Advisers, LLC (“BIA”), Brighthouse Securities, LLC (“Brighthouse Securities”) and certain insurance companies (the “Participation Agreements”) provide that the Company, as defined respectively in each Participation Agreement, will indemnify and hold harmless the Registrant and its trustees and officers, and any person who controls the Registrant, against certain losses, claims, damages, liabilities, or litigation to which they may become subject to under any law or otherwise, so long as the losses are related to the sale or acquisition of the Registrant’s shares or certain variable life and variable annuity contracts and arise as a result of (1) making or allegedly making untrue statements of material fact or omitting or allegedly omitting material facts in any registration statements, prospectuses or statements of additional information, annual or semi-annual shareholder reports or sales literature, provided that no indemnity shall be given if such statement or omission was made in reliance upon and in conformity with information furnished to the Company for use in such documents; (2) statements or representations (other than those statements or representations contained in the documents listed in item 1) or wrongful conduct with respect to the sale of variable life and variable annuity contracts or shares of the Registrant; (3) making or allegedly making untrue statements of material fact contained in the registration statements, prospectuses or statements of additional information, sales literature or other promotional material required to be stated therein or necessary to make the statements not misleading if such statements were furnished to the Registrant by the Company; (4) failure by the Company to provide services and furnish material under the terms of the Participation Agreements; or (5) any other material breach of the Participation Agreements by the Company.

The Participation Agreements provide that BIA and Brighthouse Securities will indemnify and hold harmless each Company and each of its directors and officers, and any person who controls each Company, against certain losses, claims, damages, liabilities, or litigation to which they may become subject to under any law or otherwise, so long as the losses are related to the sale or acquisition of the Registrant’s shares or certain variable life and variable annuity contracts and arise as a result of (1) making or allegedly making untrue statements of material fact or omitting or allegedly omitting material facts in any registration statements, prospectuses or statements of additional information, annual or semi-annual shareholder reports or sales literature, provided that no indemnity shall be given if such statement or omission was made in reliance upon and in conformity with information furnished to the Registrant, BIA or Brighthouse Securities for use in such documents; (2) statements or representations (other than those statements or representations contained in the documents listed in item 1 not supplied by BIA, Brighthouse Securities, or the Registrant or persons under their control) or wrongful conduct of BIA, Brighthouse Securities or the Registrant, with respect to the sale of variable life and variable annuity contracts or shares of the Registrant; (3) making or allegedly making untrue statements of material fact contained in the registration statements, prospectuses or statements of additional information, sales literature or other promotional material required to be stated therein or necessary to make the statements not misleading if such statements were furnished to each Company by BIA, Brighthouse Securities or the Registrant; (4) failure by BIA, Brighthouse Securities or the Registrant to provide services and furnish material under the terms of the Participation Agreements; or (5) any other material breach of the Participation Agreements by BIA, Brighthouse Securities or the Registrant.

None of the indemnified parties in the Participation Agreements discussed above shall be indemnified for any losses if such loss was caused by or arises out of that party’s willful misfeasance, bad faith or gross negligence or by reasons of such party’s reckless disregard of obligations and duties under the Participation Agreements.

For more specific information regarding the indemnification provisions of the Participation Agreements, please refer to Sections 8.1 and 8.2 of each Participation Agreement, which are incorporated by reference to Exhibits (h)(7), (h)(10), (h)(11) and (h)(12) to Post-Effective Amendment No. 81 to the Registration Statement filed with the SEC on April 27, 2017.

The Distribution Agreement (the “Distribution Agreement”) provides that Brighthouse Securities, LLC will indemnify and hold harmless the Registrant, and each of its directors and officers (or former officers and directors) and each person, if any, who controls the Trust against any loss, liability, claim, damage, or expense (including the reasonable cost of investigating and defending against the same and any counsel fees reasonably incurred in connection therewith), incurred under the federal Securities Act of 1933 or under common law or otherwise that arise out of or are based upon: (1) any untrue or alleged untrue statement of a material fact contained in information furnished by Brighthouse Securities, LLC to the Registrant for use in the Registrant’s registration statement, Prospectus, or annual or interim reports to shareholders; (2) any omission or alleged omission to state a material fact in connection with such information furnished by Brighthouse Securities, LLC to the Registrant that is required to be stated in any of such documents or necessary to make such information not misleading; (3) any misrepresentation or omission or alleged misrepresentation or omission in connection with the offer or sale of shares of the Registrant to state a material fact on the part of Brighthouse Securities, LLC or any agent or employee of Brighthouse Securities, LLC or any other person for whose acts Brighthouse Securities, LLC is responsible, unless such misrepresentation or omission or alleged misrepresentation or omission was made in reliance on written information furnished by the Registrant, or (4) the willful misconduct or failure to exercise reasonable care and diligence on the part of any such persons with respect to services rendered under the

Distribution Agreement. Reference is made to Section 12 of the Distribution Agreement among the Registrant and Brighthouse Securities, LLC, which is incorporated by reference to Exhibit (e) to Post-Effective Amendment No. 83 to the Registration Statement filed with the SEC on February 6, 2018.

The Transfer Agency Agreement (the “Transfer Agency Agreement”) among the Registrant, Brighthouse Funds Trust II (“Trust II”), and Brighthouse Life Insurance Company (“BLIC”) provides that BLIC will indemnify and hold the Registrant harmless from all damages and costs, including reasonable attorneys’ fees, incurred by the Registrant as a result of BLIC’s negligence, bad faith or willful misconduct, or that of its officers, agents and employees, in the performance of the Transfer Agency Agreement. The Transfer Agency Agreement also provides that the Registrant and Trust II will severally and not jointly indemnify and hold BLIC harmless from all loss, cost, damage and expense, including reasonable expenses for counsel, incurred by BLIC resulting from any claim, demand, action or suit in connection with the performance of its duties under the Transfer Agency Agreement, or the functions of transfer and dividend disbursing agent or as a result of acting upon any instruction reasonably believed by it to have been properly executed by a duly authorized officer of the Registrant or Trust II, or upon any information, data, records or documents provided BLIC or its agents by computer tape, telex, CRT data entry or other similar means authorized by the Registrant or Trust II, provided that this indemnification shall not apply to actions or omissions of BLIC in cases of its own willful misconduct or negligence or that of its officers, agents and employees. For more specific information regarding the indemnification provisions of the Transfer Agency Agreement, please refer to Section XIV of the Transfer Agency Agreement, which is incorporated by reference to Exhibit (h)(15) to Post-Effective Amendment No. 87 to the Registration Statement filed with the SEC on January 18, 2019.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by any such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant, its Trustees and officers, are insured under a policy of insurance maintained by the Registrant within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

Item 31.	Business and Other Connections of the Investment Adviser

See “Additional Information About Management—The Adviser” in the Prospectus and “Investment Advisory and Other Services—The Adviser” in the Statement of Additional Information for information regarding Brighthouse Investment Advisers, LLC (the “Adviser”). For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Adviser, reference is made to the Adviser’s current Form ADV filed under the Investment Advisers Act of 1940, incorporated herein by reference (File No. 801-10079).

With respect to information regarding the Subadvisers, reference is hereby made to “Additional Information About Management—The Subadviser” in the Prospectus. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Subadvisers, reference is made to the current Form ADVs of the Subadvisers filed under the Investment Advisers Act of 1940, incorporated herein by reference and the file numbers of which are as follows:

Pacific Investment Management Company LLC File No. 801-48187	Massachusetts Financial Services Company File No. 801-17352

Invesco Advisers, Inc. File No. 801-33949	Harris Associates L.P. File No. 801-50333

Delaware Investments Fund Advisers File No. 801-32108	T. Rowe Price Associates, Inc. File No. 801-856

Wells Capital Management Incorporated File No. 801-21122	Morgan Stanley Investment Management Inc. File No. 801-15757

Victory Capital Management Inc. File No. 801-46878	CBRE Clarion Securities LLC File No. 801-49083

Loomis, Sayles & Company, L.P. File No. 801-170	MetLife Investment Management, LLC File No. 801-67314

SSGA Funds Management, Inc. File No. 801-60103	Franklin Advisers, Inc. File No. 801-26292

Eaton Vance Management File No. 801-15930	Western Asset Management Company, LLC File No. 801-8162

AllianceBernstein L.P. File No. 801-56720	Schroder Investment Management North America Inc. File No. 812-13467

AQR Capital Management, LLC File No. 801-55543	PanAgora Asset Management, Inc. File No. 801-35497

J.P. Morgan Investment Management Inc. File No. 801-21011	Artisan Partners Limited Partnership File No. 801-48435

Wellington Management Company LLP File No. 801-15908	TCW Investment Management Company LLC File No. 801-29075

BlackRock Financial Management, Inc. File No. 801-48433	Aberdeen Asset Managers Limited File No. 801-75074

Item 32.	Principal Underwriter

(a)    Brighthouse Securities, LLC, the Registrant’s principal underwriter, also acts as principal underwriter for the following management investment companies (other than the Registrant) and separate accounts:

Brighthouse Fund UL for Variable Life Insurance

Brighthouse Fund UL III for Variable Life Insurance

Brighthouse Funds Trust II

Brighthouse Separate Account A

Brighthouse Separate Account Eleven for Variable Annuities

Brighthouse Separate Account QPN for Variable Annuities

Brighthouse Variable Annuity Account B

Brighthouse Variable Annuity Account C

Brighthouse Variable Life Account A

Brighthouse Variable Life Account One

New England Variable Annuity Separate Account

New England Variable Life Separate Account

(b)    Officers and Directors of Brighthouse Securities, LLC.

Name and Principal Business Address[1]	Positions and Offices With Principal Underwriter	Positions and Offices With Registrant
Myles Lambert	Chairman, President and Chief Executive Officer	N/A

John Martinez	Chief Financial Officer	N/A

Jeffrey Halperin	Chief Compliance Officer and Senior Vice President	N/A

Gerard Nigro	Senior Vice President	N/A

Philip Beaulieu	Vice President	N/A

Melissa Cox	Vice President	N/A

Donald Leintz	Vice President	N/A

[1]	The address for each person is Gragg Building, 11225 North Community House Road, Charlotte, NC 28277, unless otherwise indicated.

(c)    Inapplicable

Item 33.	Location of Accounts and Records

The Registrant maintains the records required by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 inclusive thereunder at its principal office, located at One Financial Center, Boston, Massachusetts 02111 as well as at the offices of its manager, investment advisers and administrator:

Brighthouse Investment Advisers, LLC

One Financial Center

Boston, Massachusetts 02111

Brighthouse Securities, LLC

11225 North Community House Road

Charlotte, North Carolina 28277

Aberdeen Asset Managers Limited

10 Queen’s Terrace

Aberdeen, Scotland AB10 1YG

AllianceBernstein L.P.

One Nashville Place, 150 4th Avenue North

Nashville, Tennessee 37219

AQR Capital Management, LLC

Two Greenwich Plaza

Greenwich, Connecticut 06830

Artisan Partners Limited Partnership

875 East Wisconsin Avenue, Suite 800

Milwaukee, Wisconsin, 53202

BlackRock Financial Management, Inc.

55 East 52nd Street

New York, New York 10055

CBRE Clarion Securities LLC

201 King of Prussia Road

Radnor, PA 19087

Delaware Investments Fund Advisers

610 Market Street

Philadelphia, Pennsylvania 19106

Eaton Vance Management

Two International Place

Boston, Massachusetts 02110

Franklin Advisers, Inc.

One Franklin Parkway

San Mateo, California 94403

Harris Associates L.P.

111 S. Wacker Drive, Suite 4600

Chicago, Illinois 60606

Invesco Advisers, Inc.

1555 Peachtree Street, N.E.

Atlanta, Georgia 30309

J.P. Morgan Investment Management Inc.

383 Madison Avenue

New York, New York 10179

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, Massachusetts 02111

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

MetLife Investment Management, LLC

One MetLife Way

Whippany, New Jersey 07981

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, California 92660

PanAgora Asset Management, Inc.

One International Place

24th Floor, Boston, Massachusetts 02210

Schroder Investment Management North America Inc.

7 Bryant Park

New York, New York 10018

SSGA Funds Management, Inc.

One Iron Street

Boston, Massachusetts 02210

TCW Investment Management Company LLC

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, Maryland 21202

Victory Capital Management Inc.

15935 La Cantera Parkway

San Antonio, Texas 78256

Wells Capital Management Incorporated

525 Market Street

San Francisco, California 94105

Wellington Management Company LLP

280 Congress Street

Boston, Massachusetts 02210

Western Asset Management Company, LLC

385 E. Colorado Boulevard

Pasadena, CA 91101

Certain records, including records relating to the Registrant’s shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the office of Brighthouse Financial, Inc., 11225 North Community House Road, Charlotte, North Carolina 28277, the Registrant’s transfer agent and at the main office of State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, the Registrant’s dividend disbursing agent and custodian.

Accounts, books and other documents required to be maintained by each Subsidiary under Section 31(a) of the 1940 Act and the rules thereunder are maintained at its principal office, located at One Financial Center, Boston, Massachusetts 02111, c/o Brighthouse Funds Trust I, and at its investment adviser:

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

In the case of AllianceBernstein Global Dynamic Allocation Portfolio, Ltd.

AQR Capital Management, LLC

Two Greenwich Plaza

Greenwich, Connecticut 06830

In the case of AQR Global Risk Balanced Portfolio, Ltd.

BlackRock Financial Management, Inc.

55 East 52nd Street

New York, New York, 10055

In the case of BlackRock Global Tactical Strategies Portfolio, Ltd.

Invesco Advisers, Inc.

1555 Peachtree, N.E.

Atlanta, Georgia 30309

In the case of Invesco Balanced-Risk Allocation Portfolio, Ltd.

J.P. Morgan Investment Management Inc.

383 Madison Avenue

New York, New York 10179

In the case of JPMorgan Global Active Allocation Portfolio, Ltd.

PanAgora Asset Management, Inc.

One International Place, 24th Floor

Boston, Massachusetts 02210

In the case of PanAgora Global Diversified Risk Portfolio, Ltd.

Schroder Investment Management North America Inc.

7 Bryant Park

New York, New York 10018

In the case of Schroders Global Multi-Asset Portfolio, Ltd.

Certain records, including records relating to a Subsidiary’s shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the office of State Street Cayman Trust Company, Ltd., 45 Market Street, Suite #3206A, Gardenia Court, Camana Bay, Grand Cayman, KY1-1205, Cayman Islands and at the main office of State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, each Subsidiary’s custodian.

State Street Bank and Trust Company and certain of its affiliates keep and maintain certain records of AB Global Dynamic Allocation Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, Ltd., AQR Global Risk Balanced Portfolio, AQR Global Risk Balanced Portfolio, Ltd., BlackRock Global Tactical Strategies Portfolio, BlackRock Global Tactical Strategies Portfolio, Ltd., Invesco Balanced-Risk Allocation Portfolio, Invesco Balanced-Risk Allocation Portfolio, Ltd., JPMorgan Global Active Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, Ltd., PanAgora Global Diversified Risk Portfolio, PanAgora Global Diversified Risk Portfolio, Ltd., Schroders Global Multi-Asset Portfolio and Schroders Global Multi-Asset Portfolio, Ltd. to meet Brighthouse Investment Advisers, LLC’s recordkeeping obligations pursuant to CFTC Regulation 4.23(a)(1)-(2), (4)-(6) and (8) and CFTC Regulation 4.7(b) at their corporate offices located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Item 34.	Management Services

None.

Item 35.	Undertakings

The following undertakings relate only to the Registrant’s AB Global Dynamic Allocation Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Global Tactical Strategies Portfolio, Invesco Balanced-Risk Portfolio, JPMorgan Global Active Allocation Portfolio, PanAgora Global Diversified Risk Portfolio and Schroders Global Multi-Asset Portfolio and their respective subsidiaries.

1.    The Portfolio undertakes that the subsidiary’s advisory agreement with the subadvisor will comply with the requirements of Section 15(a) of the Investment Company Act of 1940 as such requirements apply to the Portfolio, including that 1) the subsidiary’s advisory agreement will be terminated upon its assignment (as such term is defined in the 1940 Act), 2) each Portfolio’s Board of Trustees will have the ability to vote to terminate the subsidiary’s advisory agreement, 3) the agreement will be initially approved by the Board of Directors of the subsidiary, 4) the agreement will be initially approved by the Portfolio as the sole shareholder of the subsidiary, and 5) the Board of Directors of the subsidiary will approve annual continuations of the agreement.

2.    Each Portfolio undertakes that it will not directly or indirectly offer or distribute subsidiary’s shares to any person or entity unless such offering is registered as required under the Securities Act of 1933 or subject to an exemption therefrom.

3.    Each Portfolio and its subsidiary undertake that the subsidiary’s books and records will be subject to inspection by the Commission to the same extent as the Portfolio’s books and records are subject to inspection by the Commission.

4.    Each subsidiary’s Directors undertake to receive service of process in the United States of America, with the Portfolio’s agent for service of process being designated to serve in the same capacity with the subsidiary’s Directors.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, BRIGHTHOUSE FUNDS TRUST I, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 97 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Boston, and Commonwealth of Massachusetts as of the 29th day of April, 2021.

BRIGHTHOUSE FUNDS TRUST I
(Registrant)

By:	/s/ Kristi Slavin
Kristi Slavin
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 97 to the Registration Statement has been signed below by the following persons in the capacities and as of the date(s) indicated.

Signature	Title	Date

/s/ Kristi Slavin	President and Chief Executive Officer (Principal Executive Officer)	April 29, 2021
Kristi Slavin

/s/ Alan R. Otis	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)	April 29, 2021
Alan R. Otis

Stephen M. Alderman*	Trustee	April 29, 2021
Stephen M. Alderman

Robert J. Boulware*	Trustee	April 29, 2021
Robert J. Boulware

Susan C. Gause*	Trustee	April 29, 2021
Susan C. Gause

Nancy Hawthorne*	Trustee	April 29, 2021
Nancy Hawthorne

Barbara A. Nugent*	Trustee	April 29, 2021
Barbara A. Nugent

John Rosenthal*	Trustee	April 29, 2021
John Rosenthal

Dawn M. Vroegop*	Trustee	April 29, 2021
Dawn M. Vroegop

* By:	/s/ Brian D. McCabe
Brian D. McCabe
Attorney-in-Fact**

**

Pursuant to Power of Attorney for each Trustee filed with the Securities and Exchange Commission as part of Post-Effective Amendment No. 83 to the Registrant’s Registration Statement under the Securities Act of 1933 on February 6, 2018.

AllianceBernstein Global Dynamic Allocation Portfolio, Ltd., has duly caused this Registration Statement of Brighthouse Funds Trust I, with respect only to information that specifically relates to AllianceBernstein Global Dynamic Allocation Portfolio, Ltd., to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York as of the 29th day of April 2021.

AllianceBernstein Global Dynamic Allocation Portfolio, Ltd.

By:	/s/ Andrew L. Gangolf
Andrew L. Gangolf, Director

This Registration Statement of Brighthouse Funds Trust I, with respect only to information that specifically relates to AllianceBernstein Global Dynamic Allocation Portfolio, Ltd., has been signed below by the following persons in the capacities as of the dates indicated:

Signatures	Title	Date

/s/ John Rosenthal	Director	April 29, 2021
John Rosenthal

/s/ Andrew L. Gangolf	Director	April 29, 2021
Andrew L. Gangolf

AQR Global Risk Balanced Portfolio, Ltd., has duly caused this Registration Statement of Brighthouse Funds Trust I, with respect only to information that specifically relates to AQR Global Risk Balanced Portfolio, Ltd., to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York as of the 29th day of April 2021.

AQR Global Risk Balanced Portfolio, Ltd.

By:	/s/ Andrew L. Gangolf
Andrew L. Gangolf, Director

This Registration Statement of Brighthouse Funds Trust I, with respect only to information that specifically relates to AQR Global Risk Balanced Portfolio, Ltd., has been signed below by the following persons in the capacities as of the dates indicated:

Signatures	Title	Date

/s/ John Rosenthal	Director	April 29, 2021
John Rosenthal

/s/ Andrew L. Gangolf	Director	April 29, 2021
Andrew L. Gangolf

BlackRock Global Tactical Strategies Portfolio, Ltd., has duly caused this Registration Statement of Brighthouse Funds Trust I, with respect only to information that specifically relates to BlackRock Global Tactical Strategies Portfolio, Ltd., to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York as of the 29th day of April 2021.

BlackRock Global Tactical Strategies Portfolio, Ltd.

By:	/s/ Andrew L. Gangolf
Andrew L. Gangolf, Director

This Registration Statement of Brighthouse Funds Trust I, with respect only to information that specifically relates to BlackRock Global Tactical Strategies Portfolio, Ltd., has been signed below by the following persons in the capacities as of the dates indicated:

Signatures	Title	Date

/s/ John Rosenthal	Director	April 29, 2021
John Rosenthal

/s/ Andrew L. Gangolf	Director	April 29. 2021
Andrew L. Gangolf

Invesco Balanced-Risk Allocation Portfolio, Ltd., has duly caused this Registration Statement of Brighthouse Funds Trust I, with respect only to information that specifically relates to Invesco Balanced-Risk Allocation Portfolio, Ltd., to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York as of the 29th day of April 2021.

Invesco Balanced-Risk Allocation Portfolio, Ltd.

By:	/s/ Andrew L. Gangolf
Andrew L. Gangolf, Director

This Registration Statement of Brighthouse Funds Trust I, with respect only to information that specifically relates to Invesco Balanced-Risk Allocation Portfolio, Ltd., has been signed below by the following persons in the capacities as of the dates indicated:

Signatures	Title	Date

/s/ John Rosenthal	Director	April 29, 2021
John Rosenthal

/s/ Andrew L. Gangolf	Director	April 29, 2021
Andrew L. Gangolf

JPMorgan Global Active Allocation Portfolio, Ltd., has duly caused this Registration Statement of Brighthouse Funds Trust I, with respect only to information that specifically relates to JPMorgan Global Active Allocation Portfolio, Ltd., to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York as of the 29th day of April 2021.

JPMorgan Global Active Allocation Portfolio, Ltd.

By:	/s/ Andrew L. Gangolf
Andrew L. Gangolf, Director

This Registration Statement of Brighthouse Funds Trust I, with respect only to information that specifically relates to JPMorgan Global Active Allocation Portfolio, Ltd., has been signed below by the following persons in the capacities as of the dates indicated:

Signatures	Title	Date

/s/ John Rosenthal	Director	April 29, 2021
John Rosenthal

/s/ Andrew L. Gangolf	Director	April 29, 2021
Andrew L. Gangolf

PanAgora Global Diversified Risk Portfolio, Ltd., has duly caused this Registration Statement of Brighthouse Funds Trust I, with respect only to information that specifically relates to PanAgora Global Diversified Risk Portfolio, Ltd., to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York as of the 29th day of April 2021.

PanAgora Global Diversified Risk Portfolio, Ltd.

By:	/s/ Andrew L. Gangolf
Andrew L. Gangolf, Director

This Registration Statement of Brighthouse Funds Trust I, with respect only to information that specifically relates to PanAgora Global Diversified Risk Portfolio, Ltd., has been signed below by the following persons in the capacities as of the dates indicated:

Signatures	Title	Date

/s/ John Rosenthal	Director	April 29, 2021
John Rosenthal

/s/ Andrew L. Gangolf	Director	April 29, 2021
Andrew L. Gangolf

Schroders Global Multi-Asset Portfolio, Ltd., has duly caused this Registration Statement of Brighthouse Funds Trust I, with respect only to information that specifically relates to Schroders Global Multi-Asset Portfolio, Ltd., to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York as of the 29th day of April 2021.

Schroders Global Multi-Asset Portfolio, Ltd.

By:	/s/ Andrew L. Gangolf
Andrew L. Gangolf, Director

This Registration Statement of Brighthouse Funds Trust I, with respect only to information that specifically relates to Schroders Global Multi-Asset Portfolio, Ltd., has been signed below by the following persons in the capacities as of the dates indicated:

Signatures	Title	Date

/s/ John Rosenthal	Director	April 29, 2021
John Rosenthal

/s/ Andrew L. Gangolf	Director	April 29, 2021
Andrew L. Gangolf

Brighthouse Funds Trust I

Exhibit Index

(j)	Consent of Deloitte & Touche LLP.